UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Name and Address of Agent for Service: Michael D. Mabry Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103	with a copy to: Kevin P. O’Rourke Jose J. Del Real, Esq. The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

Registrant’s telephone number, including area code: (800) 595-9111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1).

(b)	Copy of notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

NORTHERN FUNDS EQUITY FUNDS

ANNUAL REPORT

MARCH 31, 2024

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

EQUITY FUNDS

TABLE OF CONTENTS

2	PORTFOLIO MANAGEMENT COMMENTARY

21	BENCHMARK INFORMATION

24	STATEMENTS OF ASSETS AND LIABILITIES

28	STATEMENTS OF OPERATIONS

32	STATEMENTS OF CHANGES IN NET ASSETS

38	FINANCIAL HIGHLIGHTS

60	SCHEDULES OF INVESTMENTS

60	ACTIVE M EMERGING MARKETS EQUITY FUND (Ticker Symbol: NMMEX)

65	ACTIVE M INTERNATIONAL EQUITY FUND (Ticker Symbol: NMIEX)

73	EMERGING MARKETS EQUITY INDEX FUND (Ticker Symbol: NOEMX)

97	GLOBAL REAL ESTATE INDEX FUND (Ticker Symbol: NGREX)

107	GLOBAL SUSTAINABILITY INDEX FUND (Ticker Symbols: Class I: NSRIX, Class K: NSRKX)

118	GLOBAL TACTICAL ASSET ALLOCATION FUND (Ticker Symbol: BBALX)

120	INCOME EQUITY FUND (Ticker Symbol: NOIEX)

124	INTERNATIONAL EQUITY FUND (Ticker Symbol: NOIGX)

129	INTERNATIONAL EQUITY INDEX FUND (Ticker Symbol: NOINX)

141	LARGE CAP CORE FUND (Ticker Symbol: NOLCX)

145	LARGE CAP VALUE FUND (Ticker Symbol: NOLVX)

149	MID CAP INDEX FUND (Ticker Symbol: NOMIX)

157	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND (Ticker Symbol: NMFIX)

160	MULTI-MANAGER GLOBAL REAL ESTATE FUND (Ticker Symbol: NMMGX)

163	SMALL CAP CORE FUND (Ticker Symbols: Class I: NSGRX, Class K: NSCKX)

184	SMALL CAP INDEX FUND (Ticker Symbol: NSIDX)

210	SMALL CAP VALUE FUND (Ticker Symbol: NOSGX)

218	STOCK INDEX FUND (Ticker Symbol: NOSIX)

227	U.S. QUALITY ESG FUND (Ticker Symbols: Class I: NUEIX, Class K: NUESX)

231	NOTES TO THE FINANCIAL STATEMENTS

253	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

255	TAX INFORMATION

257	LIQUIDITY RISK MANAGEMENT PROGRAM

258	FUND EXPENSES

261	TRUSTEES AND OFFICERS

268	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust. NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT  1  EQUITY FUNDS

EQUITY FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging markets, as measured by the MSCI Emerging Markets Index (the “Index”), gained 8.15% for the 12-month reporting period ended March 31, 2024. China, the largest market in the Index during the reporting period, was the worst performing market as it fell just over 17%. A slow economic recovery after reopening from COVID restrictions, geopolitical tensions and near defaults in the property developers industry detracted from the performance of the China market. In contrast, markets such as Taiwan and South Korea outperformed the Index for the reporting period, as those markets are heavily weighted toward the information technology sector and semiconductor chip-related companies, which benefited from the artificial intelligence developments during the reporting period. India, another large Index weighting, posted one of the better returns, rising over 36% during the reporting period. Economic reforms, a stable political environment and growing economy all contributed to that market’s performance. In Latin America, Brazil and Mexico also performed well and rose double digits over the reporting period, as Brazil was earliest to lower interest rates while Mexico benefited from the onshoring theme (bringing business operations and productions back to Mexico).

The Active M Emerging Markets Equity Fund (the “Fund”) generated a strong return over the reporting period of 10.51%, compared with 8.15% for its benchmark, the MSCI Emerging Markets Index. An underweight to China was a significant contributor to performance, while stock selection within that market also detracted. Holdings in India added value as exposure to auto-related names were particularly helpful. An overweight along with strong stock selection in South Korea proved beneficial. Additional value came from the Fund’s holdings in Taiwan, Thailand, Saudi Arabia and the United Arab Emirates. Conversely, holdings in Brazil, Mexico and Poland detracted from the Fund’s performance. An underweight to Taiwan also had a negative impact on the Fund’s results.

Sub-advisers Axiom Investors, LLC (“Axiom”) and Westwood Global Investments, LLC (“Westwood”) were strong contributors to the Fund’s performance for the reporting period. Axiom benefited from holdings in India, South Korea, and exposure to semiconductor stocks within the information technology sector. An underweight to China contributed to both Axiom and Westwood’s performance. Westwood’s overweight allocation to, and strong stock selection within, South Korea also proved beneficial, as was stock selection in Thailand and United Arab Emirates. Sub-adviser Ashmore Investment Management Limited’s (“Ashmore”) macro focused strategy entered the period with a positive view on a Chinese recovery expressed through exposure to communication services, consumer discretionary and consumer staples as well as real estate. Ashmore’s holdings underperformed in these segments during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

ACTIVE M EMERGING MARKETS EQUITY FUND	10.51%	3.00%	2.60%

MSCI EMERGING MARKETS® INDEX	8.15	2.22	2.95

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.32% and 1.10%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

EQUITY FUNDS  2  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

International developed markets experienced a significant turnaround during the 12-month reporting period ended March 31, 2024. During the first seven months of the reporting period, the Active M International Equity Fund’s (the “Fund”) benchmark, the MSCI World ex USA IM Index (the “Index”), returned -5.84%, as markets were dealing with inflation, rising interest rates, slowing economic growth and a stronger U.S. dollar. During the final five months of the reporting period, markets rebounded and the Index rose 21.66%, as optimism grew over interest rate cuts amid steeper-than-expected drops in inflation and a strong rally in Japan. The Index finished the reporting period with a return of 14.56%. Information technology, financials and industrials were the best performing sectors, while consumer staples, utilities and communication services lagged the overall Index. Value and large cap stocks fared better than growth and small cap stocks during the reporting period.

The Fund performed well for the reporting period, returning 17.01% compared with 14.56% for the Index. The Fund benefitted from stock selection and sector allocations, while country allocations detracted slightly from the Fund’s performance. Holdings within industrials, particularly within the aerospace & defense industry, did well as did those within healthcare and financials. An overweight allocation to information technology and an underweight allocation to consumer staples were also additive to the Fund’s performance. Conversely, an underweight allocation to, and stock selection within, the better performing Japanese market had a negative impact on the Fund’s performance.

All of the Fund’s sub-advisers outpaced the Index for the reporting period. Growth strategy sub-advisers, WCM Investment Management, LLC (“WCM”) and Polen Capital Management, LLC (“Polen”), were the largest contributors to the Fund’s performance. In addition to being overweight information technology, both sub-advisers benefitted from stock selection, as WCM added value within industrials and financials, while Polen added value within healthcare and information technology. Both sub-advisers, however, were underweight Japan which detracted somewhat from results. The Fund’s value strategy sub-advisers, Causeway Capital Management, LLC and Wellington Management Company, LLP both outperformed the Index due to favorable stock selection, particularly within European banks, and the market style tailwinds. Sub-adviser Victory Capital Management’s international small cap strategy also outpaced the Index despite small cap stocks lagging large cap stocks.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

ACTIVE M INTERNATIONAL EQUITY FUND	17.01%	8.92%	5.15%

MSCI WORLD® EX USA IM INDEX	14.56	7.18	4.76

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.94% and 0.85%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

NORTHERN FUNDS ANNUAL REPORT  3  EQUITY FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets performed well in the 12-month reporting period ended March 31, 2024, driven by continued U.S. economic resilience, a healthy labor market backdrop and ongoing moderation in inflation. U.S. markets had robust returns in a narrow set of mega cap technology and technology adjacent stocks, helped by optimism on artificial intelligence developments. Early in the fiscal year, two key near-term risks in the form of the debt ceiling negotiations that were resolved and an acute regional banking crisis that dissipated further supported U.S. equities. This combination of factors led to both interest rates and investor expectations for central bank activity shifting from “higher-for-longer” to expecting a potential series of rate cuts in 2024. U.S. equities were further boosted by the decline in long-term rates, with many areas of the equity markets posting double-digit gains for Q4 2023 and Q1 2024. The non-U.S. equity environment was more challenged with Europe facing a slowing economy as its central bank continued to tighten monetary policy, while China’s economic recovery continued to underwhelm investors. The fiscal year ended with an improving global macroeconomic outlook in Q1 2024, with recession concerns diminishing and signs of a rebound in the global manufacturing backdrop.

The Emerging Markets Equity Index Fund (the “Fund”) returned 6.98% during the 12-month reporting period ended March 31, 2024, compared with a return of 8.15% for its benchmark, the MSCI Emerging Markets Index. Emerging market equities underperformed their developed market counterparts for the reporting period, as gauged by the 25.11% return of the MSCI World Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to fair value pricing of international securities included in the Fund’s portfolio, as well as the impact of foreign exchange differential, dividend withholding taxes and Fund fees and expenses.

Energy and information technology were the top performing sectors in the Fund’s benchmark, with returns of 35.78% and 26.94%, respectively. Communications services and real estate sectors were the worst performers, returning -11.51% and -11.38%, respectively. At the country level, Poland and Colombia led performance with returns of 55.27% and 48.32%, respectively. China and Thailand were the most notable laggards with returns of -17.33% and -16.41%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

EMERGING MARKETS EQUITY INDEX FUND	6.98%	1.63%	2.48%

MSCI EMERGING MARKETS INDEXSM	8.15	2.22	2.95

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.31% and 0.15%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

.

EQUITY FUNDS  4  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets performed well in the 12-month reporting period ended March 31, 2024, driven by continued U.S. economic resilience, a healthy labor market backdrop and ongoing moderation in inflation. U.S. markets had robust returns in a narrow set of mega cap technology and technology adjacent stocks helped by optimism on artificial intelligence developments. Early in the fiscal year, two key near-term risks in the form of the debt ceiling negotiations that were resolved and an acute regional banking crisis that dissipated further supported U.S. equities. This combination of factors led to both interest rates and investor expectations for central bank activity shifting from “higher-for-longer” to expecting a potential series of rate cuts in 2024. U.S. equities were further boosted by the decline in long-term rates, with many areas of the equity markets posting double-digit gains for Q4 2023 and Q1 2024. The non-U.S. equity environment was more challenged with Europe facing a slowing economy as its central bank continued to tighten monetary policy, while China’s economic recovery continued to underwhelm investors. The fiscal year ended with an improving global macroeconomic outlook Q1 2024, with recession concerns diminishing and signs of a rebound in the global manufacturing backdrop.

The Global Real Estate Index Fund (the “Fund”) returned 8.74% during the 12-month reporting period ended March 31, 2024, compared with a return of 8.48% for its benchmark, the MSCI® ACWI® IMI Core Real Estate Index. Global real estate equity securities underper-formed the broader developed global equity market during the reporting period, as gauged by the 25.11% return of the MSCI World Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to fair value pricing of international securities included in the Fund’s portfolio, as well as the impact of foreign exchange differential, dividend withholding taxes, and Fund fees and expenses.

Within the Fund’s benchmark, Egypt and India were the best performers at the country level, with returns of 229.80% and 95.46%, respectively. Conversely, Hong Kong and China were the most notable laggards with returns of -28.82% and -43.04%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

GLOBAL REAL ESTATE INDEX FUND	8.74%	0.01%	3.29%

MSCI® ACWI® IMI CORE REAL ESTATE INDEX	8.48	-0.39	3.22

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.49% and 0.47%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT(1)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[1] Index returns may not be visible due to high correlation with the Fund’s returns.	Information about Benchmarks can be found on pages 21 to 22.

NORTHERN FUNDS ANNUAL REPORT  5  EQUITY FUNDS

EQUITY FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets performed well in the 12-month reporting period ended March 31, 2024, driven by continued U.S. economic resilience, a healthy labor market backdrop and ongoing moderation in inflation. U.S. markets had robust returns in a narrow set of mega cap technology and technology adjacent stocks helped by optimism on artificial intelligence developments. Early in the fiscal year, two key near-term risks in the form of the debt ceiling negotiations that were resolved and an acute regional banking crisis that dissipated further supported U.S. equities. This combination of factors led to both interest rates and investor expectations for central bank activity shifting from “higher-for-longer” to expecting a potential series of rate cuts in 2024. U.S. equities were further boosted by the decline in long-term rates, with many areas of the equity markets posting double-digit gains for Q4 2023 and Q1 2024. The non-U.S. equity environment was more challenged with Europe facing a slowing economy as its central bank continued to tighten monetary policy, while China’s economic recovery continued to underwhelm investors. The fiscal year ended with an improving global macroeconomic outlook Q1 2024, with recession concerns diminishing and signs of a rebound in the global manufacturing backdrop.

The Global Sustainability Index Fund (the “Fund”) (Class I) returned 27.11% during the 12-month reporting period ended March 31, 2024, compared with a return of 27.14% for its benchmark, the MSCI World ESG Leaders Index. Environmental, social and governance (“ESG”) equities outperformed the broad developed market during the reporting period, as gauged by the 25.11% return of the MSCI World Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to fair value pricing of international securities included in the Fund’s portfolio, as well as the impact of foreign exchange differential, dividend withholding taxes, and Fund fees and expenses.

Information technology and communication services were the top-performing sectors in the Fund’s benchmark with returns of 64.42% and 30.78%, respectively. The consumer staples and utilities sectors were the weakest performers, returning 1.49% and -1.73%, respectively. At the country level, Ireland and Denmark led performance with returns of 43.19% and 35.98%, respectively. Conversely, Hong Kong and Finland were the most notable laggards with returns of -26.36% and -10.20%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

GLOBAL SUSTAINABILITY INDEX FUND (CLASS I SHARES)[1]	27.11%	12.80%	9.68%

GLOBAL SUSTAINABILITY INDEX FUND (CLASS K SHARES)[1]	27.20	12.85	9.70

MSCI WORLD ESG LEADERS INDEXSM	27.14	12.72	9.57

[1]

Class I shares and Class K shares were offered beginning on July 30, 2020. Performance of Class I shares and Class K shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered for the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.29% and 0.29% for Class I shares, and 0.24% and 0.24% for Class K shares, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (Class I shares) (2)(3)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class I shares commenced operations on July 30, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.

[3] Index returns may not be visible due to high correlation with the Fund’s returns.

Information about Benchmarks can be found on pages 21 to 22.

EQUITY FUNDS   6  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

GLOBAL TACTICAL ASSET ALLOCATION FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2024 included a firm economic growth backdrop with moderating-but-still-elevated inflation as many global central banks ended tightening campaigns and began to pivot towards rate cuts. Economic resilience was a key theme with recession concerns steadily waning – though with a more favorable growth environment in the U.S. relative to Europe and China. Geopolitical risk remained elevated with the ongoing Russia-Ukraine war and the Israel-Hamas war.

Asset class returns were mostly positive for the reporting period, bolstered by strong U.S. equity performance especially in technology-related areas of the market. Returns were positive across each major global equity region with the U.S. (30.30%) consistently outpacing both non-U.S. developed markets (15.30%) and emerging markets (8.10%), as measured by the MSCI USA Index, MSCI World ex-USA Index, and MSCI Emerging Markets Index, respectively. Investment grade fixed income (as measured by the Bloomberg U.S. Aggregate Index) managed a 1.70% gain with some drag from higher interest rates amid favorable credit market dynamics.

The Global Tactical Asset Allocation Fund (the “Fund”) returned 9.95% during the reporting period, underperforming the 14.27% return of its blended benchmark (Blended Index**). While the Fund’s absolute return was positive, strategic positioning and fund selection were the main source of headwinds to relative performance, in addition to modest drag from tactical positioning. The Fund transitioned from a moderately underweight risk tactical stance to slightly overweight risk by the end of the reporting period. Strategic positioning headwinds were driven by weaker performance in real assets and high yield fixed income relative to global equities. Tactical positioning modestly weighed on performance given the Fund’s prior U.S. equities underweight and prior natural resources overweight (both currently equal weight). Fund selection performance impacts were negative with the headwinds concentrated in U.S. equities as certain risk factor exposures (e.g., value, yield, small size) lagged broader equity markets.

Northern Trust Investments, Inc. (“NTI”) remains committed to broad global diversification and exposure to risk factors in the Fund’s portfolio that NTI believes have displayed long-term efficacy.

** The Blended Index consists of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

GLOBAL TACTICAL ASSET ALLOCATION FUND	9.95%	4.89%	4.57%

MSCI ALL COUNTRY WORLD INDEX	23.22	10.92	8.66

BLOOMBERG U.S. AGGREGATE BOND INDEX	1.70	0.36	1.54

BLENDED INDEX**	14.27	6.89	6.00

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.68% and 0.55%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

** The Blended Index consists of 60% MSCI All Country World Index and 40% Bloomberg U.S. Aggregate Bond Index.	Information about Benchmarks can be found on pages 21 to 22.

NORTHERN FUNDS ANNUAL REPORT  7  EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Equities rallied sharply in the 12-month reporting period ended March 31, 2024, as demonstrated by the 29.88% return of the S&P 500® Index (the “Index”) and as investor risk appetite was bolstered by expectations that the U.S. Federal Reserve was near the end of the tightening cycle in short term interest rates. Slowing inflation data coupled with continued strength in the labor market led to easing financial conditions and tighter credit spreads. Communication services and information technology were among the best performing sectors in the Index, led by companies benefitting from the increased use of artificial intelligence technology. Utilities and consumer staples were among the worst performing sectors in the Index, as more defensive sectors underperformed in the “risk on” rally.

The Income Equity Fund (the “Fund”) posted a total return of 26.54% in the period, underperforming the Fund’s benchmark, the S&P 500® Index which returned 29.88%. The Fund invests in high-quality, income-producing stocks, which NTI believes may generate above-market returns over time. The Fund’s exposure to higher-dividend-yielding securities detracted from relative performance, as these stocks underperformed the market in the 12-month reporting period. During the period, allocation to high-quality names also detracted from relative returns. Stock selection within the financials and health care sectors added to performance, while selection within the information technology and industrials sectors detracted from performance.

NTI seeks to continue to focus on identifying high-quality, dividend-paying companies, which may be better positioned for an uncertain economic environment. NTI seeks to maintain exposure to companies that exhibit prudent use of shareholder capital, focusing on total return. As earnings have remained resilient, NTI believes capacity remains for S&P 500® companies to continue to grow dividend payments to meet heightened investor demand for cash flow returns. NTI believes the Fund is well positioned to provide an elevated level of income, generated from a diversified basket of stocks that offer opportunities to grow capital over the long term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

INCOME EQUITY FUND	26.54%	13.03%	10.82%

S&P 500® INDEX	29.88	15.05	12.96

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.63% and 0.49%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

EQUITY FUNDS  8  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global equity markets posted significant gains in the 12-month reporting period ended March 31, 2024, as investor risk appetite was buoyed by continued improvement in inflation data and expectations of more accommodative monetary policy in the future. The market was relatively stable over the first half of the reporting period before climbing during Q4 2023 and Q1 2024. All global developed regions posted gains in the period, while Japan in particular led markets higher with gains of more than 25% during the reporting period. Information technology was the best performing sector, followed by financials. Within information technology, semiconductor and software stocks led the gains. Defensive sectors consumer staples, which was the only sector with negative returns, and utilities were the reporting period’s worst performing sectors.

The International Equity Fund (the “Fund”) posted a total return of 15.07% for the reporting period, compared with 15.29% for the Fund’s benchmark, the MSCI World ex USA Index. The Fund invests in stocks that Northern Trust Investments, Inc. (“NTI”) believes are attractively valued and of higher quality with positive sentiment. Value stocks slightly outperformed during the reporting period across the globe, adding to the Fund’s relative performance. During the reporting period, the portfolio’s higher quality posture added slightly to performance as the factor narrowly outperformed. The Fund’s momentum exposure also added to performance as high momentum names led high market returns. Stock selection detracted from performance, negating some of the positive benefit from the targeted factor exposures. It was weakest in information technology, where value also performed particularly poorly, and in industrials. Stock selection was negative within Europe and Japan, but positive in all other regions.

NTI believes the outlook for high-quality, inexpensive securities to remain positive given current valuation levels. NTI also believes the Fund’s focus on high quality securities is positioned well as economic conditions remain challenged and market uncertainty remains high.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

INTERNATIONAL EQUITY FUND	15.07%	6.24%	3.51%

MSCI WORLD EX USA INDEX	15.29	7.48	4.81

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.65% and 0.50%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

NORTHERN FUNDS ANNUAL REPORT  9  EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets performed well in the 12-month reporting period ended March 31, 2024, driven by continued U.S. economic resilience, a healthy labor market backdrop and ongoing moderation in inflation. U.S. markets had robust returns in a narrow set of mega cap technology and technology adjacent stocks helped by optimism on artificial intelligence developments. Early in the fiscal year, two key near-term risks in the form of the debt ceiling negotiations that were resolved and an acute regional banking crisis that dissipated further supported U.S. equities. This combination of factors led to both interest rates and investor expectations for central bank activity shifting from “higher-for-longer” to expecting a potential series of rate cuts in 2024. U.S. equities were further boosted by the decline in long-term rates, with many areas of the equity markets posting double-digit gains for Q4 2023 and Q1 2024. The non-U.S. equity environment was more challenged with Europe facing a slowing economy as its central bank continued to tighten monetary policy, while China’s economic recovery continued to underwhelm investors. The fiscal year ended with an improving global macroeconomic outlook in Q1 2024, with recession concerns diminishing and signs of a rebound in the global manufacturing backdrop.

The International Equity Index Fund (the “Fund”) returned 15.30% during the 12-month reporting period ended March 31, 2024, compared with a return of 15.32% for its benchmark, the MSCI EAFE® Index. Developed international market equities underperformed their U.S. counterparts, as gauged by the 29.88% return of the S&P 500® Index. Tracking difference (0.02%) between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to fair value pricing of international securities included in the Fund’s portfolio, as well as the impact of foreign exchange differential, dividend withholding taxes and Fund fees and expenses.

Information technology and financials were the top performing sectors in the Fund’s benchmark with returns of 31.15% and 25.91%, respectively. The utilities and consumer staples sectors were the weakest performers, returning -2.69% and -5.85%, respectively. At the country level, Italy and Denmark led performance with returns of 35.92% and 34.38% respectively. Hong Kong and Portugal were the most notable laggards with returns of –22.86% and -14.62%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

INTERNATIONAL EQUITY INDEX FUND	15.30%	7.33%	4.76%

MSCI EAFE® INDEX	15.32	7.33	4.80

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.16% and 0.10%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT(1)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[1] Index returns may not be visible due to high correlation with the Fund’s returns.	Information about Benchmarks can be found on pages 21 to 22.

EQUITY FUNDS  10  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Equities rallied sharply in the 12-month reporting period ended March 31, 2024, as demonstrated by the 29.88% return of the S&P 500® Index (the “Index”) and as investor risk appetite was bolstered by expectations that the U.S. Federal Reserve was near the end of the tightening cycle in short term interest rates. Slowing inflation data coupled with continued strength in the labor market led to easing financial conditions and tighter credit spreads. Communication services and information technology were among the best performing sectors in the Index, led by companies benefitting from the increased use of artificial intelligence technology. Utilities and consumer staples were among the worst performing sectors in the Index, as more defensive sectors underperformed in the “risk on” rally.

The Large Cap Core Fund (the “Fund”) returned 31.46% for the period, outperforming the Fund’s benchmark, the S&P 500® Index which returned 29.88%. The Fund focuses on investing in high-quality stocks that Northern Trust Investments, Inc. (“NTI”) believes are attractively valued and have a positive market sentiment. During the reporting period, the Fund’s performance was negatively impacted by its exposure to inexpensive stocks, which underperformed the overall market. Additionally, the Fund’s emphasis on higher quality stocks also detracted from performance, as lower quality stocks outperformed the Index. The Fund’s overweight position to high momentum stocks, which significantly outperformed the market, offset the underperformance in value and quality stocks. The Fund’s stock selection was particularly strong in consumer discretionary and financials sectors, but lagged in information technology and communication services sectors.

Despite large differences in returns among economic sectors, by design, stock selection accounted for most of the Fund’s outperformance, with sector allocation only modestly positive. Looking ahead, NTI seeks to continue to focus on identifying inexpensive and high-quality stocks with positive sentiment relative to peers. Allocation to stocks with these characteristics, NTI believes, may be an effective way to outperform the benchmark in the near term as well as the full economic cycle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

LARGE CAP CORE FUND	31.46%	14.62%	11.69%

S&P 500® INDEX	29.88	15.05	12.96

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.56% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

NORTHERN FUNDS ANNUAL REPORT  11  EQUITY FUNDS

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Equities rallied sharply in the 12-month reporting period ended March 31, 2024 as investor risk appetite was bolstered by expectations that the U.S. Federal Reserve was near the end of the tightening cycle in short term interest rates. Slowing inflation data coupled with continued strength in the labor market led to easing financial conditions and tighter credit spreads.

The Large Cap Value Fund (the “Fund”) posted a total return of 21.04% for the 12-month reporting period ended March 31, 2024, outperforming the Fund’s benchmark, the Russell 1000® Value Index which returned 20.27%. During the reporting period, lower quality stocks in the Russell 1000® Value Index, a segment of the benchmark in which the Fund was underweight, slightly lagged the benchmark and contributed modestly to Fund performance. Stocks that fit in the Fund’s definition of value outperformed those that failed the Fund’s value screen, and also outperformed the Russell 1000® Value Index during the reporting period. Stock selection was strongest within the industrials and financialssectors, but lagged within the information technology sector. Financials and Industrials sectors were among the best performing sectors in the benchmark, led by companies with improving fundamentals and attractive valuations. Utilities and consumer staples were among the worst performing sectors in the benchmark index, as more defensive sectors underperformed in the “risk on” rally.

The Fund invests in stocks that Northern Trust Investments, Inc. (“NTI”) believes are attractively valued, with strong peer-relative profitability and cash flows. NTI believes investors will continue to favor inexpensive, well-managed, highly profitable companies with sustainable and efficient cash flow. NTI believes allocating to this segment of stocks may be an effective way to avoid value traps and outperform the benchmark in the near term as well as over the full economic cycle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

LARGE CAP VALUE FUND	21.04%	10.77%	8.78%

RUSSELL 1000® VALUE INDEX	20.27	10.32	9.01

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.75% and 0.56%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

EQUITY FUNDS  12  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets performed well in the 12-month reporting period ended March 31, 2024, driven by continued U.S. economic resilience, a healthy labor market backdrop and ongoing moderation in inflation. U.S. markets had robust returns in a narrow set of mega cap technology and technology adjacent stocks helped by optimism on artificial intelligence developments. Early in the fiscal year, two key near-term risks in the form of the debt ceiling negotiations that were resolved and an acute regional banking crisis that dissipated further supported U.S. equities. This combination of factors led to both interest rates and investor expectations for central bank activity shifting from “higher-for-longer” to expecting a potential series of rate cuts in 2024. U.S. equities were further boosted by the decline in long-term rates, with many areas of the equity markets posting double-digit gains for Q4 2023 and Q1 2024. The non-U.S. equity environment was more challenged with Europe facing a slowing economy as its central bank continued to tighten monetary policy, while China’s economic recovery continued to underwhelm investors. The fiscal year ended with an improving global macroeconomic outlook in Q1 2024, with recession concerns diminishing and signs of a rebound in the global manufacturing backdrop.

The Mid Cap Index Fund (the “Fund”) returned 23.25% during the 12-month reporting period ended March 31, 2024, compared with a return of 23.33% for its benchmark, the S&P Midcap 400® Index. Mid-cap equities underperformed large cap stocks, as gauged by the 29.88% return of the S&P 500® Index, and outperformed small cap stocks, as gauged by the 19.71% return of the Russell 2000® Index for the reporting period. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to Fund fees and expenses.

Energy and industrials were the top-performing sectors in the S&P Midcap 400® Index, with returns of 36.03% and 35.31%, respectively. The communications services and utilities sectors were the most notable laggards, returning -19.01% and 0.66%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

MID CAP INDEX FUND	23.25%	11.58%	9.83%

S&P MIDCAP 400® INDEX	23.33	11.71	9.99

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.16% and 0.10%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT(1)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[1] Index returns may not be visible due to high correlation with the Fund’s returns.	Information about Benchmarks can be found on pages 21 to 22.

NORTHERN FUNDS ANNUAL REPORT  13  EQUITY FUNDS

EQUITY FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2024, the global listed infrastructure market as measured by the S&P Global Infrastructure Index posted a positive return of 3.12%, underperforming the broader global equity market as gauged by the 11.44% return of the MSCI ACWI Index. Oil and gas storage and transportation had the strongest performance during the reporting period, outper-forming all of the other infrastructure industries, in a reversal of the previous 12-month period. Renewable infrastructure and power generation lagged considerably, as these names fell out of favor in the rising interest rate environment. North America was the top performing region for the reporting period, given its exposure to oil and gas infrastructure. Hong Kong and Japan underperformed and posted negative returns for the period.

The Multi-Manager Global Listed Infrastructure Fund’s (the “Fund”) return of 2.17% underperformed its benchmark, the S&P Global Infrastructure® Index for the reporting period. The major detractors for the reporting period were the overweight to renewable infrastructure and power generation, and the underweight to oil and gas infrastructure. Performance also suffered from an overweight to water utilities and communications towers. The primary contributors to performance for the reporting period were an allocation to, and stock selection in, rail and toll roads. Regionally, stock selection in the United Kingdom detracted from relative performance. Underweight positioning in Mexico and stock selection in Japan contributed to relative performance.

Sub-adviser performance yielded mixed results for the reporting period. Lazard Asset Management, LLC significantly outperformed the Fund’s benchmark over the 12-month reporting period, due to overweights in rail transportation and construction and engineering, as well as an underweight to airports. KBI Global Investors (North America), Ltd.’s sustainable infrastructure strategy underperformed during the period due to an overweight in renewable infrastructure and power generation, as well as an underweight to the traditional energy infrastructure industry. Stock selection in multi-utilities contributed to relative performance during the reporting period. First Sentier Investors (Australia) IM Ltd. (“First Sentier”) underperformed due to its positioning in United States electric utilities and communications towers, two areas of the market that sold off aggressively on expectations of higher interest rates. First Sentier’s overweight to rail transportation contributed to the Fund’s relative performance for the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	2.17%	4.01%	4.21%

S&P GLOBAL INFRASTRUCTURE® INDEX (NET DIVIDEND RETURN)	3.12	3.97	4.24

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.00% and 0.96%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

EQUITY FUNDS  14  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2024, global listed real estate returned 7.41% as measured by the FTSE® EPRA®/NAREIT® Developed®Index (the “Index”). Data centers and lodging were relatively better performing areas as were names in Germany, Australia and Japan. Within global listed real estate, the residential and industrial sectors lagged the Index, as did Hong Kong and Singapore.

The Multi-Manager Global Real Estate Fund (the “Fund”) returned 7.47% for the 12-month period ended March 31, 2024, outperforming the Index by 0.06%. Stock selection in Australia and in the industrials sector, as well as an underweight to Hong Kong were the main contributors to the Fund’s performance. Poor stock selection in the United States detracted from performance during the period as did the Fund’s underweight to data centers and lodging.

Sub-adviser performance yielded mix results over the period. Massachusetts Financial Services Company outperformed the Index, and added significant value through stock selection in the industrial sector and an underweight to the diversified sector. Sub-adviser Janus Capital Management, LLC (“Janus”) underperformed relative to the Index during the reporting period, primarily driven by an underweight to data centers and poor stock selection in the United States, especially in the retail sector. Janus’s stock selection in Australia, Canada, and Japan contributed positively during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

MULTI-MANAGER GLOBAL REAL ESTATE FUND	7.47%	1.49%	3.76%

FTSE® EPRA® /NAREIT® DEVELOPED® INDEX	7.41	-0.21	3.05

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.07% and 0.92%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

NORTHERN FUNDS ANNUAL REPORT  15  EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Equities rallied sharply in the period as investor risk appetite was bolstered by expectations that the U.S. Federal Reserve was near the end of the tightening cycle in short term interest rates. Slowing inflation data coupled with continued strength in the labor market led to easing financial conditions and tighter credit spreads.

For the 12-month reporting period ended March 31, 2024, the Small Cap Core Fund (Class I) (the “Fund”) returned 20.62%, outperforming its benchmark, the Russell 2000® Index, which had a return of 19.71%. The Russell 2000® Index had strong returns but trailed larger capitalization indexes, in part, reflecting the success of a select group of larger companies that dominated the top end of the market. Energy was the best performing sector in the Russell 2000® Index during the reporting period. Industrials, technology and discretionary sectors also had strong returns. Only utilities and communications sectors saw negative returns during the reporting period.

Despite wide sector return differences, and consistent with Northern Trust Investment, Inc.’s objectives, stock selection rather than sector allocation accounted for the majority of the Fund’s relative outperformance. Stock selection was particularly strong in the industrials sector, but also within the consumer discretionary and materials sectors, more than offsetting weaker picks among technology and health care stocks. Overall, Northern Trust Investments, Inc.’s stock selection models’ ratings were successful in identifying underperforming, lower quality stocks, and the Fund’s underweight of these companies helped excess returns. Sensitivity to changes in interest rate expectations was high in the small cap, and as a result, the Fund’s underweights to stocks with high volatility or the most negative returns-on-equity were detractors, as these characteristics were strong performers in periods of declining interest rate expectations. The smallest capitalization segment in the benchmark (companies less than $350 million in market capitalization) under-performed, and despite the Fund’s overweight exposure to this segment, strong stock selection within the segment resulted in positive net contribution.

NTI seeks to continue to maintain focus on what it believes are higher quality companies. Further, NTI seeks to continue to seek diverse exposure to domestic small-cap stocks, across the economic sectors represented within the Russell 2000® Index, including those within the smallest segments of the market, while maintaining a disciplined process to seek to manage active risk and transaction costs.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

SMALL CAP CORE FUND (CLASS I SHARES)[1]	20.62%	9.36%	8.10%

SMALL CAP CORE FUND (CLASS K SHARES)[1]	20.74	9.44	8.14

RUSSELL 2000® INDEX	19.71	8.10	7.58

[1]

Class I shares and Class K shares were offered beginning on July 30, 2020. Performance of Class I shares and Class K shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered for the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.The gross and net expense ratios are 0.68% and 0.62% for Class I shares, and 0.58% and 0.52% for Class K shares, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023.The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (Class I shares) (2)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class I shares commenced operations on July 30, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.	Information about Benchmarks can be found on pages 21 to 22.

EQUITY FUNDS  16  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets performed well in the 12-month reporting period ended March 31, 2024, driven by continued U.S. economic resilience, a healthy labor market backdrop and ongoing moderation in inflation. U.S. markets had robust returns in a narrow set of mega cap technology and technology adjacent stocks helped by optimism on artificial intelligence developments. Early in the fiscal year, two key near-term risks in the form of the debt ceiling negotiations that were resolved and an acute regional banking crisis that dissipated further supported U.S. equities. This combination of factors led to both interest rates and investor expectations for central bank activity shifting from “higher-for-longer” to expecting a potential series of rate cuts in 2024. U.S. equities were further boosted by the decline in long-term rates, with many areas of the equity markets posting double-digit gains for Q4 2023 and Q1 2024. The non-U.S. equity environment was more challenged with Europe facing a slowing economy as its central bank continued to tighten monetary policy, while China’s economic recovery continued to underwhelm investors. The fiscal year ended with an improving global macroeconomic outlook in Q1 2024, with recession concerns diminishing and signs of a rebound in the global manufacturing backdrop.

The Small Cap Index Fund (the “Fund”) returned 19.59% during the 12-month reporting period ended March 31, 2024, compared with a return of 19.71% for its benchmark, the Russell 2000® Index. Small-cap equities underperformed both large-cap equities as gauged by the 29.88% return of the S&P 500® Index, and mid-cap equities as gauged by the 23.33% return of the S&P Midcap 400® Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to Fund fees and expenses.

For the reporting period, energy and industrials were the top-performing sectors in the Russell 2000® Index with returns of 29.89% and 28.32%, respectively. The communication services and utilities sectors were the biggest laggards, returning -4.31% and -11.48%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

SMALL CAP INDEX FUND	19.59%	7.91%	7.42%

RUSSELL 2000® INDEX	19.71	8.10	7.58

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.17% and 0.10%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT(1)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[1] Index returns may not be visible due to high correlation with the Fund’s returns.	Information about Benchmarks can be found on pages 21 to 22.

NORTHERN FUNDS ANNUAL REPORT  17  EQUITY FUNDS

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Equities rallied sharply in the period as investor risk appetite was bolstered by expectations that the U.S. Federal Reserve was near the end of the tightening cycle in short term interest rates. Slowing inflation data coupled with continued strength in the labor market led to easing financial conditions and tighter credit spreads.

For the 12-month reporting period ended March 31, 2024, the Small Cap Value Fund returned 18.78%, outperforming its benchmark, the Russell 2000® Value Index (the “Index”), which had a return of 18.75%. The Index had strong returns but trailed larger capitalization indexes, as well as its growth oriented small cap counterpart. Performance differences in financials, particularly banks, had a significant impact on the performance of the Index versus the larger capitalization indexes. Nevertheless, since the end of Q1 2020 (the bottom of the market at the pandemic onset) the Index has more than doubled.

As intended, stock selection, rather than sector allocation, accounted for the majority of the Fund’s relative outperformance. Stock selection was particularly strong within industrials, where highly rated stocks in Northern Trust Investments, Inc.’s (“NTI”) proprietary stock selection models performed well. Less successful were stock picks in the health care sector, notably among bio-techs and pharmaceuticals, in which lower rated stocks were the best performers. Overall, NTI’s top rated stocks did outperform, as did stocks with higher profit margins and higher returns on equity. Valuation was not a consistent predictor of returns; both the highest and lowest valuation groups outperformed, whether measured by price-to-book* or price-to-trailing earnings**, while weighting differences in the Fund to these groups effectively neutralized any performance impact. However, stocks with higher volatility, to which the strategy is typically underweighted, outperformed during the year, particularly in periods where expectations of lower interest rates and easier credit conditions were evident, reducing excess returns.

Consistent with NTI’s long-term approach, NTI continues to seek reasonably priced, but more profitable, small-company stocks, and avoid lower quality companies. NTI continues to apply a disciplined investment strategy, seeking to balance return, risk, and transaction costs, to achieve the Fund’s investment objective.

* Price-to-book ratio is a valuation used to compare the current market price of a stock to its book value.

** Price-to-earnings ratio is calculated by taking the current stock price and dividing it by the trailing earnings per share for the previous 12 months.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

SMALL CAP VALUE FUND	18.78%	7.57%	6.64%

RUSSELL 2000® VALUE INDEX	18.75	8.17	6.87

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 1.14% and 1.00%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 21 to 22.

EQUITY FUNDS  18  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets performed well in the 12-month reporting period ended March 31, 2024, driven by continued U.S. economic resilience, a healthy labor market backdrop and ongoing moderation in inflation. U.S. markets had robust returns in a narrow set of mega cap technology and technology adjacent stocks helped by optimism on artificial intelligence developments. Early in the fiscal year, two key near-term risks in the form of the debt ceiling negotiations that were resolved and an acute regional banking crisis that dissipated further supported U.S. equities. This combination of factors led to both interest rates and investor expectations for central bank activity shifting from “higher-for-longer” to expecting a potential series of rate cuts in 2024. U.S. equities were further boosted by the decline in long-term rates, with many areas of the equity markets posting double-digit gains for Q4 2023 and Q1 2024. The non-U.S. equity environment was more challenged with Europe facing a slowing economy as its central bank continued to tighten monetary policy, while China’s economic recovery continued to underwhelm investors. The fiscal year ended with an improving global macroeconomic outlook Q1 2024, with recession concerns diminishing and signs of a rebound in the global manufacturing backdrop.

The Stock Index Fund (the “Fund”) returned 29.82% during the 12-month reporting period ended March 31, 2024, compared with a return of 29.88% for its benchmark, the S&P 500® Index. Large-cap stocks as measured by the S&P 500® Index outperformed mid-cap stocks, as gauged by the 23.33% return of the S&P Midcap 400® Index, and outperformed small cap stocks, as gauged by the 19.71% return of the Russell 2000® Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to Fund fees and expenses.

For the reporting period, communication services and information technology were the top-performing sectors in the S&P 500® Index with returns of 50.10% and 46.02%, respectively. The consumer staples and utilities sectors were the biggest laggards, returning 7.19% and 0.42%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

STOCK INDEX FUND	29.82%	14.94%	12.85%

S&P 500® INDEX	29.88	15.05	12.96

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.10% and 0.05%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT(1)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[1] Index returns may not be visible due to high correlation with the Fund’s returns.	Information about Benchmarks can be found on pages 21 to 22.

NORTHERN FUNDS ANNUAL REPORT  19  EQUITY FUNDS

EQUITY FUNDS

U.S. QUALITY ESG FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Equities rallied sharply in the period as investor risk appetite was bolstered by expectations that the U.S. Federal Reserve was near the end of the tightening cycle in short term interest rates. Slowing inflation data coupled with continued strength in the labor market led to easing financial conditions and tighter credit spreads.

The U.S. Quality ESG Fund (Class K) (the “Fund”) returned 28.06% for the 12-month reporting period ended March 31, 2024, underperforming the Fund’s benchmark index, the Russell 1000® Index, which had a return of 29.87%. Communication services and information technology were among the best performing sectors in the benchmark index, led by companies benefitting from the increased use of artificial intelligence technology. Utilities and consumer staples were among the worst performing sectors in the benchmark index, as more defensive sectors underperformed in the “risk on” rally.

The Fund invests in high quality companies that Northern Trust Investments, Inc. (“NTI”) believes have favorable environmental, social, and governance (“ESG”) characteristics, a category NTI believes to have the potential to generate above-average returns over time. Stocks with these characteristics generally underperformed over the reporting period, providing a headwind to relative returns for the Fund. The Fund benefitted from sector allocation, as an underweight to utilities contributed positively to relative returns, as the rate-sensitive sector lagged the broad market. Also, an underweight to the energy sector also provided a positive relative allocation effect. Ultimately, stock selection caused the Fund to lag the benchmark index as NTI’s high-quality bias was out of favor during the period.

The Fund seeks to continue to invest in what NTI believes meets its proprietary financial quality methodology as well as certain criteria for ESG factors. NTI believes incorporating both a financial lens and a non-financial lens of ESG content into the portfolio construction process is well suited to helping achieve the Fund’s goal of long-term capital appreciation.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 10/02/17

U.S. QUALITY ESG FUND (CLASS K SHARES)[1]	28.06%	10.36%	15.04%	13.77%

U.S. QUALITY ESG FUND (CLASS I SHARES)[1]	28.01	10.28	14.97	13.72

RUSSELL 1000® INDEX	29.87	10.45	14.76	13.63

[1]

Class K shares commenced operations on July 30, 2020. Class I shares commenced operations on August 21, 2020. Performance of Class K shares and Class I shares prior to that date is for the Fund’s Shares class (the Shares class is no longer offered for the Fund).

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.The gross and net expense ratios are 0.44% and 0.39% for Class K shares, and 0.55% and 0.49% for Class I shares, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023.The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $ 10,000 INVESTMENT (Class K shares)(2)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

[2] Class K shares commenced operations on July 30, 2020. Performance prior to that date is the performance of the Fund’s Shares class, which is no longer offered by the Fund.	Information about Benchmarks can be found on pages 21 to 22.

EQUITY FUNDS  20  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

BENCHMARK INFORMATION	(UNAUDITED)

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The FTSE® EPRA®/NAREIT® Developed® Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs).

The MSCI® ACWI® IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 Developed Markets and 24 Emerging Markets countries engaged in the ownership, development and management of specific core property type real estate, as determined by the index provider. The index excludes companies, such as real estate services and real estate financing companies, that do not own properties.

The MSCI All Country World Index (“MSCI ACWI”) captures large and mid-cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,841 constituents, as of March 29, 2024, the MSCI ACWI covers approximately 85% of the global investable equity opportunity set.

The MSCI EAFE® Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world as determined by the index provider, excluding the US and Canada. With 768 constituents as of March 29, 2024, the MSCI EAFE® Index covers approximately 85% of the free float adjusted market capitalization in each country.

The MSCI Emerging Markets® Index captures large and mid-cap representation across 24 Emerging Markets countries, as determined by the index provider. With 1,376 constituents and market capitalizations ranging from $108.44 million to $599.65 billion, as of March 29, 2024, the MSCI Emerging Markets® Index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Ex-USA Index captures large and mid-cap representation across 22 of 23 Developed Markets countries—excluding the United States. With 855 constituents as of March 29, 2024, the MSCI World® Ex USA Index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World® Ex-USA IM Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries, as determined by the index provider—excluding the United States. With 3,226 constituents as of March 29, 2024, the MSCI World® ex-USA IM Index covers approximately 99% of the free float-adjusted market capitalization in each country.

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 610 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.

The MSCI World ESG Leaders Index is a free float-adjusted market capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers as determined by the index provider. MSCI World ESG Leaders Index is a member of the MSCI ESG Leaders Index series and is constructed by aggregating the following regional indexes: MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries. Constituent selection is based on data from MSCI ESG Research.

The MSCI World Index captures large and mid-cap free float-adjusted market representation across 23 Developed Markets countries. With 1,465 constituents, as of March 29, 2024, the MSCI World Index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 93% of the Russell 3000® Index, as of the most recent reconstitution.

The Russell 1000® Value Index measures the performance of the large cap value segment of the US equity universe. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

NORTHERN FUNDS ANNUAL REPORT  21  EQUITY FUNDS

EQUITY FUNDS

BENCHMARK INFORMATION	(UNAUDITED)

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index, as of the most recent reconstitution. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Value Index measures the performance of the small cap value segment of the US equity universe. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment.

The S&P 500® Index is a free float-adjusted market capitalization index and is a widely recognized measure of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization. As of March 31, 2024, the approximate market capitalization of the companies in the S&P 500 Index was between approximately $5.17 billion and $3.13 trillion.

The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability.

The S&P Midcap 400 Index is a free float-adjusted market capitalization weighted index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. As of March 31, 2024, the approximate market capitalization of the companies in the S&P Mid Cap 400 Index was between approximately $1.39 billion to $24.90 billion.

EQUITY FUNDS  22  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT  23  EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ACTIVE M EMERGING MARKETS EQUITY FUND	ACTIVE M INTERNATIONAL EQUITY FUND	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at value	$150,887	$466,870	$1,556,383		$979,817
Investments in affiliates, at value	7,902	15,408	59,840		3,966
Cash	167	204	—		779
Cash held at broker	—	—	2,609	(1)	823	(1)
Foreign currencies held at broker, at value	—	—	—		106	(2)
Foreign currencies, at value	163	651	6,053		2,133
Dividend income receivable	476	1,602	4,548		4,106
Receivable for capital gains tax	1	—	—		—
Receivable for foreign tax reclaims	31	1,490	82		764
Receivable for securities sold	285	1,458	1		—
Receivable for variation margin on futures contracts	15	—	293		32
Receivable for fund shares sold	381	554	768		486
Receivable from investment adviser	20	11	55		6
Unrealized appreciation on forward foreign currency exchange contracts	—	—	59		58
Prepaid and other assets	2	2	21		3

Total Assets	160,330	488,250	1,630,712		993,079
LIABILITIES:
Cash overdraft	—	—	313		—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—		8
Payable for securities purchased	522	1,344	1		—
Payable for variation margin on futures contracts	—	16	—		5
Payable for fund shares redeemed	9	73	418		3,861
Payable to affiliates:
Management fees	33	76	43		75
Custody fees	17	21	57		17
Shareholder servicing fees	10	6	31		24
Transfer agent fees	5	15	51		32
Line of credit	—	—	—		—
Accrued Trustee fees	2	2	7		6
Outstanding options written, at value (premiums received $(171))	—	—	—		—
Deferred foreign capital gains tax payable	655	13	10,823		652
Accrued other liabilities	137	21	175		50

Total Liabilities	1,390	1,587	11,919		4,730

Net Assets	$158,940	$486,663	$1,618,793		$988,349
ANALYSIS OF NET ASSETS:
Capital stock	$163,614	$356,480	$1,616,073		$949,244
Distributable earnings (loss)	(4,674)	130,183	2,720		39,105

Net Assets	$158,940	$486,663	$1,618,793		$988,349
Net Assets:
Shares	$158,940	$486,663	$1,618,793		$988,349
Class K	—	—	—		—
Class I	—	—	—		—
Total Shares Outstanding ($.001 par value, unlimited authorization):
Shares	10,909	39,223	147,576		103,962
Class K	—	—	—		—
Class I	—	—	—		—
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$14.57	$12.41	$10.97		$9.51
Class K	—	—	—		—
Class I	—	—	—		—
Investments, at cost	$122,200	$349,291	$1,108,658		$724,918
Investments in affiliates, at cost	7,902	15,408	59,840		3,966
Foreign currencies held at broker, at cost	—	—	—		107
Foreign currencies, at cost	99	657	6,069		2,148

(1)	Includes restricted cash held at broker of $2,120, $664 and $968, respectively.

(2)	Includes restricted foreign currencies held at broker of $100, $193, $232 and $4,186, respectively.

See Notes to the Financial Statements.

EQUITY FUNDS  24  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

GLOBAL SUSTAINABILITY INDEX FUND		GLOBAL TACTICAL ASSET ALLOCATION FUND	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND		INTERNATIONAL EQUITY INDEX FUND		LARGE CAP CORE FUND

$2,115,575		$19,832	$165,719	$135,689		$4,823,508		$284,825
14,792		71,178	4,033	574		14,563		889
2,012		34	47	—		—		—
2,408	(1)	—	—	13		3		—
2,075	(2)	—	—	498	(2)	4,864	(2)	—
2,671		—	—	1,816		17,946		—
3,165		2	216	560		20,014		234
—		—	—	—		—		—
1,791		—	—	590		20,603		—
—		6,426	—	—		2		470
30		—	—	2		213		—
3,423		2	91	11		4,400		1
6		3	5	3		46		3
17		—	—	—		49		—
9		3	3	4		12		2

2,147,974		97,480	170,114	139,760		4,906,223		286,424

—		—	—	8		722		294
72		—	—	—		225		—
—		—	—	—		9,585		—
25		—	—	2		82		—
1,001		6	191	19		830		116

75		4	15	13		101		24
13		—	1	8		42		3
135		11	20	10		77		15
70		3	5	5		152		9
—		6,000	—	—		—		—
3		4	4	9		16		16
—		—	41	—		—		—
—		—	—	—		—		—
26		20	17	17		59		17

1,420		6,048	294	91		11,891		494

$2,146,554		$91,432	$169,820	$139,669		$4,894,332		$285,930

$1,443,208		$88,031	$103,111	$164,941		$3,701,462		$155,867
703,346		3,401	66,709	(25,272)		1,192,870		130,063

$2,146,554		$91,432	$169,820	$139,669		$4,894,332		$285,930

$—		$91,432	$169,820	$139,669		$4,894,332		$285,930
857,489		—	—	—		—		—
1,289,065		—	—	—		—		—

—		7,233	10,839	13,644		334,196		10,404
38,235		—	—	—		—		—
57,512		—	—	—		—		—

$—		$12.64	$15.67	$10.24		$14.65		$27.48
22.43		—	—	—		—		—
22.41		—	—	—		—		—
$1,394,408		$20,373	$99,964	$114,703		$2,840,887		$162,093
14,645		60,767	4,033	574		14,563		889
2,095		—	—	505		4,900		—
2,679		—	—	1,832		17,939		—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  25  EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES continued

Amounts in thousands, except per share data	LARGE CAP VALUE FUND	MID CAP INDEX FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
ASSETS:
Investments, at value	$64,771	$2,108,319	$938,124	$122,552
Investments in affiliates, at value	340	33,265	27,638	3,270
Cash	—	—	106	125
Foreign currencies, at value	—	—	499	242
Interest income receivable	—	—	—	—
Dividend income receivable	66	2,297	1,826	443
Receivable for foreign tax reclaims	—	—	1,092	69
Receivable for securities sold	—	4,119	575	—
Receivable for variation margin on futures contracts	—	130	—	—
Receivable for fund shares sold	1	796	454	—
Receivable from investment adviser	2	19	14	8
Prepaid and other assets	2	3	3	2

Total Assets	65,182	2,148,948	970,331	126,711
LIABILITIES:
Cash overdraft	3	61	—	—
Payable for securities purchased	—	6,639	1,198	288
Payable for variation margin on futures contracts	—	1	12	—
Payable for fund shares redeemed	14	1,930	94	—
Payable to affiliates:
Management fees	7	37	166	21
Custody fees	1	15	13	6
Shareholder servicing fees	5	60	72	7
Transfer agent fees	2	66	31	4
Accrued Trustee fees	7	6	3	2
Accrued other liabilities	16	36	26	30

Total Liabilities	55	8,851	1,615	358

Net Assets	$65,127	$2,140,097	$968,716	$126,353
ANALYSIS OF NET ASSETS:
Capital stock	$53,514	$1,283,451	$944,672	$122,618
Distributable earnings (loss)	11,613	856,646	24,044	3,735

Net Assets	$65,127	$2,140,097	$968,716	$126,353
Net Assets:
Shares	$65,127	$2,140,097	$968,716	$126,353
Class K	—	—	—	—
Class I	—	—	—	—
Total Shares Outstanding ($.001 par value, unlimited authorization):
Shares	3,053	97,541	81,592	11,972
Class K	—	—	—	—
Class I	—	—	—	—
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$21.33	$21.94	$11.87	$10.55
Class K	—	—	—	—
Class I	—	—	—	—
Investments, at cost	$53,365	$1,336,189	$897,220	$109,512
Investments in affiliates, at cost	340	33,265	27,638	3,270
Foreign currencies, at cost	—	—	498	242

See Notes to the Financial Statements.

EQUITY FUNDS  26  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

SMALL CAP CORE FUND	SMALL CAP INDEX FUND	SMALL CAP VALUE FUND	STOCK INDEX FUND	U.S. QUALITY ESG FUND

$476,863	$1,149,802	$1,083,903	$13,087,286	$452,747
7,317	30,996	20,375	193,147	2,697
294	346	—	3,163	83
—	—	—	—	—
—	—	2	4	—
441	1,235	1,604	8,911	305
—	—	—	—	—
—	931	—	—	45
—	—	63	9	—
77	639	367	3,437	25
2	9	66	204	4
4	11	5	11	4

484,998	1,183,969	1,106,385	13,296,172	455,910

—	—	122	—	—
—	1	—	520	156
—	5	—	30	—
262	372	471	4,100	10

43	20	198	101	32
3	11	9	57	3
55	31	480	101	5
15	37	35	421	14
4	6	11	26	—
18	27	37	119	18

400	510	1,363	5,475	238

$484,598	$1,183,459	$1,105,022	$13,290,697	$455,672

$275,174	$763,806	$365,526	$3,550,680	$333,000
209,424	419,653	739,496	9,740,017	122,672

$484,598	$1,183,459	$1,105,022	$13,290,697	$455,672

$—	$1,183,459	$1,105,022	$13,290,697	$—
264,729	—	—	—	427,431
219,869	—	—	—	28,241

—	84,406	54,999	246,213	—
9,234	—	—	—	22,084
7,683	—	—	—	1,461

$—	$14.02	$20.09	$53.98	$—
28.67	—	—	—	19.35
28.62	—	—	—	19.33
$271,250	$695,739	$508,942	$3,370,560	$321,149
7,317	30,996	20,375	190,950	2,697
—	—	—	—	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  27  EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ACTIVE M EMERGING MARKETS EQUITY FUND	ACTIVE M INTERNATIONAL EQUITY FUND	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND

INVESTMENT INCOME:

Dividend income	$3,488 (1)	$10,580 (1)	$37,923 (1)	$34,158	(1)

Dividend income from investments in affiliates	262	892	1,853	784

Interest income (Note 6)	36	773	146	119

Total Investment Income	3,786	12,245	39,922	35,061

EXPENSES:

Management fees	1,601	3,780	1,982	3,849

Custody fees	185	149	1,144	175

Transfer agent fees	57	177	545	370

Registration fees	22	22	24	21

Printing fees	13	18	43	34

Professional fees	28	31	47	41

Shareholder servicing fees (Shares)	62	29	160	119

Shareholder servicing fees (Class I)	—	—	—	—

Tax agent fees	111	—	137	—

Trustee fees	7	7	16	15

Interest expense	—	—	—	—

Other	7	57	74	42

Total Expenses	2,093	4,270	4,172	4,666

Less expenses reimbursed by investment adviser	(451)	(337)	(2,122)	(129)

Less custodian credits	(1)	(7)	—	—

Net Expenses	1,641	3,926	2,050	4,537

Net Investment Income	2,145	8,319	37,872	30,524
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	1,292 (2)	35,020 (2)	3,832 (2)	(18,853	)(2)

Investments in affiliates	—	—	—	—

Options written	—	—	—	—

Futures contracts	325	840	5,504	3,620

Foreign currency transactions	(301)	(95)	(486)	(189)

Forward foreign currency exchange contracts	—	—	(25)	(21)

Net changes in unrealized appreciation (depreciation) on:

Investments	11,890 (3)	28,784 (3)	62,903 (3)	66,269	(3)

Investments in affiliates	—	—	—	—

Options written	—	—	—	—

Futures contracts	(74)	(265)	(2,330)	(610)

Foreign currency translations	95	20	(162)	(107)

Forward foreign currency exchange contracts	—	—	127	131

Net Gains (Losses)	13,227	64,304	69,363	50,240

Net Increase in Net Assets Resulting from Operations	$15,372	$72,623	$107,235	$80,764

(1)	Net of $459, $1,134, $4,934, $1,516, $1,593, $1, $503 and $12,919, respectively, in foreign withholding taxes.

(2)	Net of foreign capital gains tax paid of $309, $7, $2,154 and $204, respectively.

(3)	Net change in unrealized of deferred foreign capital gains tax of $(655), $(3), $(6,413) and $(577), respectively.

See Notes to the Financial Statements.

EQUITY FUNDS  28  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2024

GLOBAL SUSTAINABILITY INDEX FUND		GLOBAL TACTICAL ASSET ALLOCATION FUND	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL EQUITY INDEX FUND	LARGE CAP CORE FUND

$32,620	(1)	$841	$3,808 (1)	$4,360 (1)	$130,554 (1)	$4,292
1,605		3,022	79	40	640	85
205		—	2	171	7,636	5

34,430		3,863	3,889	4,571	138,830	4,382

3,247		231	680	611	3,957	1,117
183		3	14	46	551	28
694		38	57	50	1,693	98
42		20	20	22	22	21
39		12	10	9	98	13
35		28	28	28	83	28
—		46	107	53	400	82
493		—	—	—	—	—
—		—	—	—	—	—
15		7	7	7	38	7
—		9	—	1	1	1
86		10	7	18	137	9
4,834		404	930	845	6,980	1,404
(61)		(134)	(210)	(188)	(2,364)	(251)
(3)		—	—	—	(3)	—

4,770		270	720	657	4,613	1,153

29,660		3,593	3,169	3,914	134,217	3,229
2,611		(1,731)	5,472	1,582	12,401	22,247
(52)		(1,429)	—	—	—	—
—		—	(192)	—	—	—
8,800		—	333	600	9,078	404
(444)		—	—	(28)	(405)	—
106		—	—	—	(178)	—
417,504		1,038	26,723	12,773	485,806	45,164
101		7,986	—	—	—	—
—		—	131	—	—	—
(836)		—	3	8	1,060	(44)
(84)		—	—	(48)	(328)	—
(148)		—	—	—	(617)	—

427,558		5,864	32,470	14,887	506,817	67,771
$457,218		$9,457	$35,639	$18,801	$641,034	$71,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  29  EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS continued

Amounts in thousands	LARGE CAP VALUE FUND	MID CAP INDEX FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND

INVESTMENT INCOME:

Dividend income	$1,494 (1)	$30,083	$34,614 (1)	$3,450 (1)

Dividend income from investments in affiliates	26	984	1,928	242

Interest income (Note 6)	2	63	90	—

Total Investment Income	1,522	31,130	36,632	3,692

EXPENSES:

Management fees	315	1,708	8,943	1,060

Custody fees	10	155	143	43

Transfer agent fees	23	730	383	46

Registration fees	18	33	28	20

Printing fees	8	54	30	10

Professional fees	28	55	37	28

Shareholder servicing fees (Shares)	31	275	422	35

Shareholder servicing fees (Class I)	—	—	—	—

Trustee fees	7	22	13	7

Interest expense	—	6	—	—

Other	10	20	46	44

Total Expenses	450	3,058	10,045	1,293

Less expenses reimbursed by investment adviser	(112)	(1,110)	(461)	(191)

Less custodian credits	—	(1)	(8)	(1)

Net Expenses	338	1,947	9,576	1,101

Net Investment Income	1,184	29,183	27,056	2,591

NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	1,373	166,248	(25,877)	(3,479)

Investments in affiliates	—	—	—	—

Futures contracts	113	2,782	3,187	—

Foreign currency transactions	—	—	(38)	(19)

Net changes in unrealized appreciation (depreciation) on:

Investments	8,930	205,921	10,728	9,668

Investments in affiliates	—	—	—	—

Futures contracts	(2)	(18)	(617)	—

Foreign currency translations	—	—	(17)	(3)

Net Gains (Losses)	10,414	374,933	(12,634)	6,167

Net Increase in Net Assets Resulting from Operations	$11,598	$404,116	$14,422	$8,758

(1)	Net of $1, $1,850, $118, $3, $1, $1, $12 and $5, respectively, in foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS  30  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2024

SMALL CAP CORE FUND	SMALL CAP INDEX FUND	SMALL CAP VALUE FUND	STOCK INDEX FUND	U.S. QUALITY ESG FUND

$6,435 (1)	$15,435 (1)	$29,682 (1)	$177,125 (1)	$6,449 (1)

613	360	2,245	7,458	158

47	27	165	432	10

7,095	15,822	32,092	185,015	6,617

2,065	991	14,245	4,608	1,470

42	93	124	803	38

169	424	577	4,435	153

36	23	35	42	31

17	37	42	221	14

28	40	60	158	28

—	118	2,123	507	—

198	—	—	—	23

7	15	22	78	7

—	—	—	—	—

9	7	12	81	10

2,571	1,748	17,240	10,933	1,774

(209)	(609)	(2,238)	(4,958)	(191)

(1)	(3)	(5)	(1)	—

2,361	1,136	14,997	5,974	1,583

4,734	14,686	17,095	179,041	5,034

13,303	9,324	266,444	328,646	14,194

—	—	—	64	—

1,367	1,915	10,806	50,654	738

—	—	—	—	—

65,569	174,306	(49,509)	2,534,864	79,013

—	—	—	(99)	—

(126)	497	(1,666)	(1,173)	(123)

—	—	—	—	—

80,113	186,042	226,075	2,912,956	93,822

$84,847	$200,728	$243,170	$3,091,997	$98,856

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  31  EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND		EMERGING MARKETS EQUITY INDEX FUND

Amounts in thousands	2024	2023	2024	2023	2024	2023

OPERATIONS:

Net investment income (Note 6)	$2,145	$3,089	$8,319	$7,906	$37,872	$47,815

Net realized gains (losses)	1,316	(20,053)	35,765	7,373	8,825	(52,744)

Net change in unrealized appreciation (depreciation)	11,911	(26,685)	28,539	(23,899)	60,538	(211,762)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,372	(43,649)	72,623	(8,620)	107,235	(216,691)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(27,162)	(94,964)	(34,797)	(89,396)	51,387	(185,373)

Net increase (decrease) in net assets resulting from Class K transactions	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from Class I transactions	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(27,162)	(94,964)	(34,797)	(89,396)	51,387	(185,373)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(2,577)	(1,445)	(30,341)	(6,821)	(55,030)	(31,842)

Return of Capital	—	—	—	—	—	—

Total Distributions to Shares Shareholders	(2,577)	(1,445)	(30,341)	(6,821)	(55,030)	(31,842)

DISTRIBUTIONS TO CLASS K SHAREHOLDERS:

Distributable earnings	—	—	—	—	—	—

Total Distributions to Class K Shareholders	—	—	—	—	—	—

DISTRIBUTIONS TO CLASS I SHAREHOLDERS:

Distributable earnings	—	—	—	—	—	—

Total Distributions to Class I Shareholders	—	—	—	—	—	—

Total Increase (Decrease) in Net Assets	(14,367)	(140,058)	7,485	(104,837)	103,592	(433,906)

NET ASSETS:

Beginning of year	173,307	313,365	479,178	584,015	1,515,201	1,949,107

End of year	$158,940	$173,307	$486,663	$479,178	$1,618,793	$1,515,201

See Notes to the Financial Statements.

EQUITY FUNDS  32  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND		GLOBAL SUSTAINABILITY INDEX FUND		GLOBAL TACTICAL ASSET ALLOCATION FUND		INCOME EQUITY FUND

2024	2023	2024	2023	2024	2023	2024	2023

$30,524	$34,812	$29,660	$24,875	$3,593	$3,276	$3,169	$3,015

(15,443)	(11,667)	11,021	(20,873)	(3,160)	(2,456)	5,613	5,282

65,683	(333,670)	416,537	(91,140)	9,024	(9,532)	26,857	(19,969)

80,764	(310,525)	457,218	(87,138)	9,457	(8,712)	35,639	(11,672)

(66,200)	(154,309)	—	—	(16,243)	(10,086)	5,851	(6,223)

—	—	(67,589)	47,247	—	—	—	—

—	—	258,671	121,546	—	—	—	—

(66,200)	(154,309)	191,082	168,793	(16,243)	(10,086)	5,851	(6,223)

(25,125)	(17,271)	—	—	(3,617)	(7,486)	(10,213)	(8,028)

—	(11,867)	—	—	—	—	—	—

(25,125)	(29,138)	—	—	(3,617)	(7,486)	(10,213)	(8,028)

—	—	(13,913)	(13,541)	—	—	—	—

—	—	(13,913)	(13,541)	—	—	—	—

—	—	(17,062)	(11,600)	—	—	—	—

—	—	(17,062)	(11,600)	—	—	—	—
(10,561)	(493,972)	617,325	56,514	(10,403)	(26,284)	31,277	(25,923)

998,910	1,492,882	1,529,229	1,472,715	101,835	128,119	138,543	164,466

$988,349	$998,910	$2,146,554	$1,529,229	$91,432	$101,835	$169,820	$138,543

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  33  EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	INTERNATIONAL EQUITY FUND		INTERNATIONAL EQUITY INDEX FUND		LARGE CAP CORE FUND

Amounts in thousands	2024	2023	2024	2023	2024	2023
OPERATIONS:

Net investment income (Note 6)	$3,914	$3,734	$134,217	$134,725	$3,229	$3,352

Net realized gains (losses)	2,154	(5,179)	20,896	(45,756)	22,651	5,443

Net change in unrealized appreciation (depreciation)	12,733	1,008	485,921	(143,549)	45,120	(29,938)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,801	(437)	641,034	(54,580)	71,000	(21,143)
CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	4,435	3,156	(78,971)	(206,477)	(6,109)	(14,024)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	4,435	3,156	(78,971)	(206,477)	(6,109)	(14,024)
DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(7,629)	(3,200)	(147,537)	(110,518)	(21,567)	(11,564)

Total Distributions to Shares Shareholders	(7,629)	(3,200)	(147,537)	(110,518)	(21,567)	(11,564)
Total Increase (Decrease) in Net Assets	15,607	(481)	414,526	(371,575)	43,324	(46,731)

NET ASSETS:

Beginning of year	124,062	124,543	4,479,806	4,851,381	242,606	289,337

End of year	$139,669	$124,062	$4,894,332	$4,479,806	$285,930	$242,606

See Notes to the Financial Statements.

EQUITY FUNDS  34  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND		MID CAP INDEX FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND

2024	2023	2024	2023	2024	2023	2024	2023

$1,184	$1,223	$29,183	$30,904	$27,056	$23,236	$2,591	$3,138

1,486	683	169,030	91,456	(22,728)	(504)	(3,498)	(7,695)

8,928	(5,406)	205,903	(258,236)	10,094	(82,784)	9,665	(35,522)

11,598	(3,500)	404,116	(135,876)	14,422	(60,052)	8,758	(40,079)

(2,270)	(410)	(119,177)	(113,863)	(4,123)	(15,996)	(1,118)	(40,995)

(2,270)	(410)	(119,177)	(113,863)	(4,123)	(15,996)	(1,118)	(40,995)

(3,208)	(4,797)	(144,393)	(190,111)	(29,059)	(39,799)	(2,460)	(2,646)

(3,208)	(4,797)	(144,393)	(190,111)	(29,059)	(39,799)	(2,460)	(2,646)

6,120	(8,707)	140,546	(439,850)	(18,760)	(115,847)	5,180	(83,720)

59,007	67,714	1,999,551	2,439,401	987,476	1,103,323	121,173	204,893

$65,127	$59,007	$2,140,097	$1,999,551	$968,716	$987,476	$126,353	$121,173

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  35  EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	SMALL CAP CORE FUND		SMALL CAP INDEX FUND		SMALL CAP VALUE FUND

Amounts in thousands	2024	2023	2024	2023	2024	2023

OPERATIONS:

Net investment income (Note 6)	$4,734	$4,849	$14,686	$17,593	$17,095	$19,874

Net realized gains (losses)	14,670	11,233	11,239	6,192	277,250	85,674

Net change in unrealized appreciation (depreciation)	65,443	(56,553)	174,803	(202,642)	(51,175)	(269,979)

Net Increase (Decrease) in Net Assets Resulting from Operations	84,847	(40,471)	200,728	(178,857)	243,170	(164,431)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	—	—	(158,056)	(122,009)	(646,827)	(417,037)

Net increase (decrease) in net assets resulting from Class K transactions	(5,606)	(15,416)	—	—	—	—

Net increase (decrease) in net assets resulting from Class I transactions	1,244	(12,998)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,362)	(28,414)	(158,056)	(122,009)	(646,827)	(417,037)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	—	—	(22,290)	(71,471)	(108,991)	(94,077)

Total Distributions to Shares Shareholders	—	—	(22,290)	(71,471)	(108,991)	(94,077)

DISTRIBUTIONS TO CLASS K SHAREHOLDERS:

Distributable earnings	(16,654)	(1,616)	—	—	—	—

Total Distributions to Class K Shareholders	(16,654)	(1,616)	—	—	—	—

DISTRIBUTIONS TO CLASS I SHAREHOLDERS:

Distributable earnings	(13,625)	(1,028)	—	—	—	—

Total Distributions to Class I Shareholders	(13,625)	(1,028)	—	—	—	—

Total Increase (Decrease) in Net Assets	50,206	(71,529)	20,382	(372,337)	(512,648)	(675,545)

NET ASSETS:

Beginning of year	434,392	505,921	1,163,077	1,535,414	1,617,670	2,293,215

End of year	$484,598	$434,392	$1,183,459	$1,163,077	$1,105,022	$1,617,670

See Notes to the Financial Statements.

EQUITY FUNDS  36  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND		U.S. QUALITY ESG FUND

2024	2023	2024	2023

$179,041	$173,479	$5,034	$5,325

379,364	326,009	14,932	(23,119)

2,533,592	(1,498,536)	78,890	(24,323)

3,091,997	(999,048)	98,856	(42,117)

55,774	(266,016)	—	—

—	—	(36,580)	(50,336)

—	—	4,434	15,832

55,774	(266,016)	(32,146)	(34,504)

(586,855)	(472,874)	—	—

(586,855)	(472,874)	—	—

—	—	(4,771)	(13,622)

—	—	(4,771)	(13,622)

—	—	(285)	(184)

—	—	(285)	(184)
2,560,916	(1,737,938)	61,654	(90,427)

10,729,781	12,467,719	394,018	484,445

$13,290,697	$10,729,781	$455,672	$394,018

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  37  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

ACTIVE M EMERGING MARKETS EQUITY FUND	SHARES

Selected per share data	2024		2023		2022	2021	2020

Net Asset Value, Beginning of Year	$13.40		$15.38		$22.17	$14.61	$19.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.20		0.22		0.24 (1)	0.15 (2)	0.59

Net realized and unrealized gains (losses)	1.22		(2.09)		(2.11)	8.93 (3)	(3.84)

Total from Investment Operations	1.42		(1.87)		(1.87)	9.08	(3.25)

LESS DISTRIBUTIONS PAID:

From net investment income(4)	(0.25)		(0.11)		(0.36)	(0.20)	(0.88)

From net realized gains	—		—		(4.56)	(1.32)	(0.75)

Total Distributions Paid	(0.25)		(0.11)		(4.92)	(1.52)	(1.63)

Net Asset Value, End of Year	$14.57		$13.40		$15.38	$22.17	$14.61

Total Return(5)	10.74%		(12.09	)%(6)	(9.64)%	62.55%	(18.77)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$158,940		$173,307		$313,365	$438,809	$338,370

Ratio to average net assets of:

Expenses, net of reimbursements and credits(7)	1.11	%(8)	1.10%		1.10%	1.10%	1.10%

Expenses, before reimbursements and credits	1.41%		1.30%		1.26%	1.25%	1.26%

Net investment income, net of reimbursements and credits(7)	1.45	%(8)	1.45%		1.01%	0.72%	1.85%

Net investment income, before reimbursements and credits	1.15%		1.25%		0.85%	0.57%	1.69%

Portfolio Turnover Rate	97.82%		115.02%		99.51%	134.29%	81.32%

(1)	The Northern Trust Company reimbursed the Fund approximately $14,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Northern Trust Company reimbursed the Fund approximately $41,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 62.53%.

(3)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $3,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $10,000, less than $1,000 and approximately $10,000 and $17,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

EQUITY FUNDS  38  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M INTERNATIONAL EQUITY FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$11.34		$11.45	$12.81	$8.09	$10.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.24		0.21	0.16 (1)	0.13 (2)	0.21

Net realized and unrealized gains (losses)	1.63		(0.16)	(0.21)	4.69 (3)	(1.85)

Total from Investment Operations	1.87		0.05	(0.05)	4.82	(1.64)

LESS DISTRIBUTIONS PAID:

From net investment income(4)	(0.37)		(0.16)	(0.20)	(0.10)	(0.26)

From net realized gains	(0.43)		—	(1.11)	—	(0.39)

Total Distributions Paid	(0.80)		(0.16)	(1.31)	(0.10)	(0.65)

Net Asset Value, End of Year	$12.41		$11.34	$11.45	$12.81	$8.09

Total Return(5)	17.10%		0.55%	(1.04)%	59.61%	(17.49)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$486,663		$479,178	$584,015	$683,128	$558,183

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.85	%(7)	0.85%	0.84%	0.85%	0.85%

Expenses, before reimbursements and credits	0.93%		0.93%	0.90%	0.92%	0.93%

Net investment income, net of reimbursements and credits(6)	1.81	%(7)	1.66%	1.10%	0.93%	1.86%

Net investment income, before reimbursements and credits	1.73%		1.58%	1.04%	0.86%	1.78%

Portfolio Turnover Rate	37.54%		51.69%	41.19%	51.34%	39.52%

(1)	The Northern Trust Company reimbursed the Fund approximately $20,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Northern Trust Company reimbursed the Fund approximately $26,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 59.59%.

(3)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $6,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(5)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $34,000, $23,000, less than $1,000 and approximately $17,000 and $45,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  39  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

EMERGING MARKETS EQUITY INDEX FUND	SHARES

Selected per share data	2024		2023		2022		2021		2020

Net Asset Value, Beginning of Year	$10.64		$12.15		$14.32		$9.25		$11.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.30		0.34		0.29	(1)	0.20	(2)	0.37

Net realized and unrealized gains (losses)	0.44		(1.60)		(2.08)		5.20		(2.43)

Total from Investment Operations	0.74		(1.26)		(1.79)		5.40		(2.06)

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.41)		(0.25)		(0.38)		(0.33)		(0.39)

Total Distributions Paid	(0.41)		(0.25)		(0.38)		(0.33)		(0.39)

Net Asset Value, End of Year	$10.97		$10.64		$12.15		$14.32		$9.25

Total Return(4)	7.17%		(10.30	)%(5)	(12.69)%		58.51%		(18.36)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,618,793		$1,515,201		$1,949,107		$2,412,779		$1,594,038

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.14	%(6)	0.22	%(7)	0.30	%(7)	0.30	%(7)	0.30	%(7)

Expenses, before reimbursements and credits	0.29%		0.33%		0.34%		0.34%		0.35%

Net investment income, net of reimbursements and credits	2.67	%(6)	3.10	%(7)	2.18	%(7)	1.76	%(7)	3.07	%(7)

Net investment income, before reimbursements and credits	2.52%		2.99%		2.14%		1.72%		3.02%

Portfolio Turnover Rate	44.18%		57.68%		20.35%		74.68%		45.08%

(1)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $10,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Northern Trust Company reimbursed the Fund approximately $151,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 58.44%.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The Northern Trust Company reimbursed the Fund approximately $5,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(6)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $1,000, $21,000 and $26,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS  40  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND	SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$8.97		$11.62		$10.67	$8.22		$11.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.28		0.26		0.24 (1)	0.04		0.34

Net realized and unrealized gains (losses)	0.50		(2.67)		1.03	2.64		(2.67)

Total from Investment Operations	0.78		(2.41)		1.27	2.68		(2.33)

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.24)		(0.15)		(0.32)	(0.23)		(0.50)

Return of capital	—		(0.09)		—	—		—

Total Distributions Paid	(0.24)		(0.24)		(0.32)	(0.23)		(0.50)

Net Asset Value, End of Year	$9.51		$8.97		$11.62	$10.67		$8.22

Total Return(3)	8.85%		(20.74	)%(4)	11.84%	33.25	%(5)	(22.11)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$988,349		$998,910		$1,492,882	$1,432,173		$1,780,428

Ratio to average net assets of:

Expenses, net of reimbursements and credits(6)	0.47	%(7)	0.47%		0.48%	0.48%		0.49%

Expenses, before reimbursements and credits	0.48%		0.49%		0.48%	0.48%		0.49%

Net investment income, net of reimbursements and credits(6)	3.18	%(7)	2.96%		2.23%	2.55%		2.81%

Net investment income, before reimbursements and credits	3.17%		2.94%		2.23%	2.55%		2.81%

Portfolio Turnover Rate	5.96%		7.48%		5.75%	7.27%		6.91%

(1)	The Northern Trust Company reimbursed the Fund approximately $7,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	The Northern Trust Company reimbursed the Fund approximately $10,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(5)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.11%.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $30,000, $18,000, $1,000, $8,000 and $32,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(7)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  41  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND	CLASS K

Selected per share data	YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$17.92		$19.57	$18.67	$15.50

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.31		0.31	0.30 (2)	0.19

Net realized and unrealized gains (losses)	4.53		(1.64)	1.70	3.27

Total from Investment Operations	4.84		(1.33)	2.00	3.46

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.33)		(0.26)	(0.28)	(0.29)

From net realized gains	—		(0.06)	(0.82)	—	(4)

Total Distributions Paid	(0.33)		(0.32)	(1.10)	(0.29)

Net Asset Value, End of Period	$22.43		$17.92	$19.57	$18.67

Total Return(5)	27.20%		(6.67)%	10.48%	22.44%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$857,489		$736,028	$740,470	$513,860

Ratio to average net assets of:(6)

Expenses, net of reimbursements and credits(7)	0.24	%(8)	0.24%	0.24%	0.25%

Expenses, before reimbursements and credits	0.24%		0.24%	0.24%	0.27%

Net investment income, net of reimbursements and credits(7)	1.67	%(8)	1.86%	1.49%	1.62	%(9)

Net investment income, before reimbursements and credits	1.67%		1.86%	1.49%	1.60	%(9)

Portfolio Turnover Rate	15.57%		19.49%	8.31%	29.04%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)	Per share amounts were less than $0.01 per share.

(5)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $28,000, $12,000, $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(9)	As the Fund commenced operation of Class K shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS  42  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND	CLASS I

Selected per share data	YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$17.91		$19.56	$18.66	$15.50

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.24		0.29	0.23 (2)	0.19

Net realized and unrealized gains (losses)	4.58		(1.62)	1.77	3.26

Total from Investment Operations	4.82		(1.33)	2.00	3.45

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.32)		(0.26)	(0.28)	(0.29)

From net realized gains	—		(0.06)	(0.82)	—	(4)

Total Distributions Paid	(0.32)		(0.32)	(1.10)	(0.29)

Net Asset Value, End of Period	$22.41		$17.91	$19.56	$18.66

Total Return(5)	27.11%		(6.72)%	10.47%	22.35%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$1,289,065		$793,201	$732,245	$474,771

Ratio to average net assets of:(6)

Expenses, net of reimbursements and credits(7)	0.29	%(8)	0.29%	0.29%	0.30%

Expenses, before reimbursements and credits	0.29%		0.29%	0.29%	0.31%

Net investment income, net of reimbursements and credits(7)	1.62	%(8)	1.83%	1.48%	1.57	%(9)

Net investment income, before reimbursements and credits	1.62%		1.83%	1.48%	1.56	%(9)

Portfolio Turnover Rate	15.57%		19.49%	8.31%	29.04%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)	Per share amounts were less than $0.01 per share.

(5)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $34,000, $12,000, $1,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(9)	As the Fund commenced operation of Class I shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  43  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL TACTICAL ASSET ALLOCATION FUND	SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$11.92		$13.68		$13.74	$11.11		$12.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.44		0.38		0.33 (1)	0.31		0.36

Net realized and unrealized gains (losses)	0.72		(1.26)		0.22	3.18		(1.60)

Total from Investment Operations	1.16		(0.88)		0.55	3.49		(1.24)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.44)		(0.37)		(0.31)	(0.32)		(0.34)

From net realized gains	—		(0.51)		(0.30)	(0.54)		—

Total Distributions Paid	(0.44)		(0.88)		(0.61)	(0.86)		(0.34)

Net Asset Value, End of Year	$12.64		$11.92		$13.68	$13.74		$11.11

Total Return(2)	9.95%		(6.27)%		3.92%	31.94%		(10.14)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$91,432		$101,835		$128,119	$120,727		$101,156

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.27	%(4)(5)	0.26	%(5)	0.26%	0.26	%(5)	0.26	%(5)

Expenses, before reimbursements and credits(3)	0.40%		0.39%		0.39%	0.40%		0.40%

Net investment income, net of reimbursements and credits	3.58	%(4)(5)	3.01	%(5)	2.45%	2.32	%(5)	2.85	%(5)

Net investment income, before reimbursements and credits	3.45%		2.88%		2.32%	2.18%		2.71%

Portfolio Turnover Rate	38.30%		34.86%		60.88%	50.89%		48.38%

(1)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

(4)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, less than $1,000, approximately $1,000 and less than $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS  44  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITY FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$13.26		$15.07	$14.81	$10.42	$12.95

INCOME (LOSS) FROM

INVESTMENT OPERATIONS:

Net investment income	0.30		0.28	0.19	0.20	0.26

Net realized and unrealized gains (losses)	3.10		(1.33)	2.24	5.28	(1.63)

Total from Investment Operations	3.40		(1.05)	2.43	5.48	(1.37)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.31)		(0.28)	(0.18)	(0.25)	(0.26)

From net realized gains	(0.68)		(0.48)	(1.99)	(0.84)	(0.90)

Total Distributions Paid	(0.99)		(0.76)	(2.17)	(1.09)	(1.16)

Net Asset Value, End of Year	$15.67		$13.26	$15.07	$14.81	$10.42

Total Return(1)	26.54%		(6.78)%	16.31%	53.57%	(12.44	)%(2)

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$169,820		$138,543	$164,466	$149,908	$115,562

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.49	%(4)	0.66%	1.01%	1.01%	1.02%

Expenses, before reimbursements and credits	0.63%		0.80%	1.16%	1.18%	1.12%

Net investment income, net of reimbursements and credits(3)	2.14	%(4)	2.10%	1.18%	1.51%	1.89%

Net investment income, before reimbursements and credits	2.00%		1.96%	1.03%	1.34%	1.79%

Portfolio Turnover Rate	25.40%		34.87%	30.55%	27.94%	76.34%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	During the fiscal year ended March 31, 2020, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been (12.98)%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $1,000, $1,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  45  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

INTERNATIONAL EQUITY FUND					SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$9.42		$9.70		$9.68	$7.14		$9.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.29		0.29		0.25 (1)	0.45		0.37

Net realized and unrealized gains (losses)	1.10		(0.31)		0.10	2.63		(2.23)

Total from Investment Operations	1.39		(0.02)		0.35	3.08		(1.86)

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.57)		(0.26)		(0.33)	(0.54)		(0.36)

Total Distributions Paid	(0.57)		(0.26)		(0.33)	(0.54)		(0.36)

Net Asset Value, End of Year	$10.24		$9.42		$9.70	$9.68		$7.14

Total Return(3)	15.07%		(0.02)%		3.49%	43.53%		(20.78)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$139,669		$124,062		$124,543	$106,032		$122,189

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.51	%(4)(5)	0.51	%(5)	0.51%	0.52	%(5)	0.55	%(5)

Expenses, before reimbursements and credits	0.65%		0.65%		0.65%	0.75%		0.67%

Net investment income, net of reimbursements and credits	3.01	%(4)(5)	3.28	%(5)	2.91%	2.73	%(5)	3.14	%(5)

Net investment income, before reimbursements and credits	2.87%		3.14%		2.77%	2.50%		3.02%

Portfolio Turnover Rate	47.19%		46.55%		41.96%	63.81%		33.97%

(1)	The Northern Trust Company reimbursed the Fund approximately $5,000. The reimbursements represent less than $0.01 per share. Without these reimbursements, the total return would have been 3.48%.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $1,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS  46  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND	SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$13.13		$13.50		$13.92	$9.84		$11.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.43		0.40		0.37 (1)	0.28		0.35	(2)

Net realized and unrealized gains (losses)	1.56		(0.44)		(0.33)	4.08		(1.98)

Total from Investment Operations	1.99		(0.04)		0.04	4.36		(1.63)

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.47)		(0.33)		(0.46)	(0.28)		(0.39)

Total Distributions Paid	(0.47)		(0.33)		(0.46)	(0.28)		(0.39)

Net Asset Value, End of Year	$14.65		$13.13		$13.50	$13.92		$9.84

Total Return(4)	15.38%		(0.11)%		0.13%	44.22%		(14.46)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$4,894,332		$4,479,806		$4,851,381	$5,379,675		$4,100,160

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.10	%(5)	0.17	%(6)	0.24%	0.24	%(6)	0.25	%(6)

Expenses, before reimbursements and credits	0.16%		0.20%		0.24%	0.24%		0.26%

Net investment income, net of reimbursements and credits	3.06	%(5)	3.20	%(6)	2.61%	2.26	%(6)	2.85	%(6)

Net investment income, before reimbursements and credits	3.00%		3.17%		2.61%	2.26%		2.84%

Portfolio Turnover Rate	21.42%		20.88%		20.76%	21.26%		10.17%

(1)	The Northern Trust Company reimbursed the Fund approximately $6,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Northern Trust Company reimbursed the Fund approximately $69,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(6)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $12,000 and $30,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  47  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$22.78		$25.71	$25.24	$16.46	$19.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.32		0.31	0.30	0.31	0.39

Net realized and unrealized gains (losses)	6.56		(2.16)	4.09	8.79	(2.44)

Total from Investment Operations	6.88		(1.85)	4.39	9.10	(2.05)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.31)		(0.31)	(0.30)	(0.32)	(0.39)

From net realized gains	(1.87)		(0.77)	(3.62)	—	(0.46)

Total Distributions Paid	(2.18)		(1.08)	(3.92)	(0.32)	(0.85)

Net Asset Value, End of Year	$27.48		$22.78	$25.71	$25.24	$16.46

Total Return(1)	31.46%		(7.00)%	17.18%	55.62%	(11.28)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$285,930		$242,606	$289,337	$270,545	$164,695

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.45	%(3)	0.45%	0.45%	0.45%	0.46%

Expenses, before reimbursements and credits	0.55%		0.56%	0.55%	0.57%	0.56%

Net investment income, net of reimbursements and credits(2)	1.27	%(3)	1.35%	1.10%	1.47%	1.85%

Net investment income, before reimbursements and credits	1.17%		1.24%	1.00%	1.35%	1.75%

Portfolio Turnover Rate	44.46%		38.46%	44.93%	38.54%	37.90%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $3,000, less than $1,000 and approximately $2,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

EQUITY FUNDS  48  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND	SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$18.61		$21.27		$20.39	$12.85		$16.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.42		0.39		0.35	0.38		0.41

Net realized and unrealized gains (losses)	3.38		(1.49)		2.28	7.42		(3.62)

Total from Investment Operations	3.80		(1.10)		2.63	7.80		(3.21)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.65)		(0.24)		(0.43)	(0.26)		(0.36)

From net realized gains	(0.43)		(1.32)		(1.32)	—		—

Total Distributions Paid	(1.08)		(1.56)		(1.75)	(0.26)		(0.36)

Net Asset Value, End of Year	$21.33		$18.61		$21.27	$20.39		$12.85

Total Return(1)	21.04%		(5.18)%		13.00%	61.02%		(20.16)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$65,127		$59,007		$67,714	$63,821		$45,786

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.57	%(2)(3)	0.56	%(3)	0.57%	0.57	%(3)	0.55	%(3)

Expenses, before reimbursements and credits	0.76%		0.75%		0.80%	0.89%		0.83%

Net investment income, net of reimbursements and credits	1.99	%(2)(3)	1.99	%(3)	1.55%	2.05	%(3)	2.04	%(3)

Net investment income, before reimbursements and credits	1.80%		1.80%		1.32%	1.73%		1.76%

Portfolio Turnover Rate	38.42%		78.33%		75.05%	74.86%		80.40%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, less than $1,000, $1,000 and approximately $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  49  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND	SHARES

Selected per share data	2024		2023		2022		2021		2020

Net Asset Value, Beginning of Year	$19.23		$22.41		$23.76		$13.59		$17.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.33		0.32		0.28		0.26		0.28

Net realized and unrealized gains (losses)	3.98		(1.57)		0.80		10.91		(4.21)

Total from Investment Operations	4.31		(1.25)		1.08		11.17		(3.93)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.34)		(0.30)		(0.25)		(0.26)		(0.27)

From net realized gains	(1.26)		(1.63)		(2.18)		(0.74)		(0.16)

Total Distributions Paid	(1.60)		(1.93)		(2.43)		(1.00)		(0.43)

Net Asset Value, End of Year	$21.94		$19.23		$22.41		$23.76		$13.59

Total Return(1)	23.25%		(5.28)%		4.44%		83.26%		(22.61)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,140,097		$1,999,551		$2,439,401		$2,523,727		$1,700,510

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.10	%(2)	0.12	%(3)	0.15	%(3)	0.15	%(3)	0.15	%(3)

Expenses, before reimbursements and credits	0.16%		0.18%		0.19%		0.19%		0.18%

Net investment income, net of reimbursements and credits	1.54	%(2)	1.48	%(3)	1.13	%(3)	1.25	%(3)	1.52	%(3)

Net investment income, before reimbursements and credits	1.48%		1.42%		1.09%		1.21%		1.49%

Portfolio Turnover Rate	21.60%		13.39%		15.17%		18.73%		18.15%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $2,000, $17,000 and $72,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS  50  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$11.96		$13.02	$12.92	$10.48	$12.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.32		0.26	0.32 (1)	0.21	0.31

Net realized and unrealized gains (losses)	(0.07)		(0.85)	1.10	2.47 (2)	(1.61)

Total from Investment Operations	0.25		(0.59)	1.42	2.68	(1.30)

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.34)		(0.33)	(0.28)	(0.20)	(0.31)

From net realized gains	—		(0.14)	(1.04)	(0.04)	—

Total Distributions Paid	(0.34)		(0.47)	(1.32)	(0.24)	(0.31)

Net Asset Value, End of Year	$11.87		$11.96	$13.02	$12.92	$10.48

Total Return(4)	2.17%		(4.43)%	11.46%	25.81%	(11.09)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$968,716		$987,476	$1,103,323	$1,167,594	$896,220

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.96	%(6)	0.96%	0.97%	0.96%	0.98%

Expenses, before reimbursements and credits	1.01%		0.99%	0.97%	0.96%	0.98%

Net investment income, net of reimbursements and credits(5)	2.72	%(6)	2.27%	2.38%	1.78%	2.45%

Net investment income, before reimbursements and credits	2.67%		2.24%	2.38%	1.78%	2.45%

Portfolio Turnover Rate	48.35%		57.83%	62.31%	60.11%	80.41%

(1)	The Northern Trust Company reimbursed the Fund approximately $13,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $5,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $72,000, $57,000, $1,000, $41,000 and $77,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  51  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL REAL ESTATE FUND	SHARES

Selected per share data	2024		2023	2022		2021		2020

Net Asset Value, Beginning of Year	$10.02		$12.72	$11.37		$8.67		$11.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.22		0.24	0.15	(1)	0.21		0.29

Net realized and unrealized gains (losses)	0.52		(2.74)	1.56		2.68	(2)	(2.28)

Total from Investment Operations	0.74		(2.50)	1.71		2.89		(1.99)

LESS DISTRIBUTIONS PAID:

From net investment income(3)	(0.21)		(0.20)	(0.20)		(0.19)		(0.46)

From net realized gains	—		—	(0.16)		—		—

Total Distributions Paid	(0.21)		(0.20)	(0.36)		(0.19)		(0.46)

Net Asset Value, End of Year	$10.55		$10.02	$12.72		$11.37		$8.67

Total Return(4)	7.47%		(19.64)%	15.03	%(5)	33.59	%(6)	(18.86)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$126,353		$121,173	$204,893		$181,192		$98,568

Ratio to average net assets of:

Expenses, net of reimbursements and credits(7)	0.92	%(8)	0.92%	0.91%		0.92%		0.94%

Expenses, before reimbursements and credits	1.08%		1.06%	1.00%		1.04%		1.10%

Net investment income, net of reimbursements and credits(7)	2.17	%(8)	2.06%	1.20%		1.73%		2.18%

Net investment income, before reimbursements and credits	2.01%		1.92%	1.11%		1.61%		2.02%

Portfolio Turnover Rate	56.04%		59.41%	42.01%		81.36%		62.47%

(1)	The Northern Trust Company reimbursed the Fund approximately $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $1,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.

(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 14.55%.

(6)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 33.09%.

(7)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $7,000, less than $1,000 and approximately $6,000 and $5,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(8)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

EQUITY FUNDS  52  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND	CLASS K

Selected per share data	YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$25.40		$27.82	$32.58	$23.46

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.31		0.28	0.24	0.13

Net realized and unrealized gains (losses)	4.84		(2.53)	(0.33)	10.42

Total from Investment Operations	5.15		(2.25)	(0.09)	10.55

LESS DISTRIBUTIONS PAID:

From net investment income	(0.56)		(0.09)	(0.17)	(0.21)

From net realized gains	(1.32)		(0.08)	(4.50)	(1.22)

Total Distributions Paid	(1.88)		(0.17)	(4.67)	(1.43)

Net Asset Value, End of Period	$28.67		$25.40	$27.82	$32.58

Total Return(2)	20.74%		(8.08)%	(0.54)%	45.82%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$264,729		$240,538	$279,376	$287,618

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.49	%(5)	0.49%	0.49%	0.49%

Expenses, before reimbursements and credits	0.54%		0.54%	0.54%	0.57%

Net investment income, net of reimbursements and credits(4)	1.12	%(5)	1.13%	0.70%	0.67	%(6)

Net investment income, before reimbursements and credits	1.07%		1.08%	0.65%	0.59	%(6)

Portfolio Turnover Rate	15.33%		13.01%	15.47%	26.59%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, $12,000, $1,000 and $1,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(6)	As the Fund commenced operation of Class K shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  53  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND	CLASS I

Selected per share data	YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$25.37		$27.77	$32.56	$23.46

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.29		0.30	0.17	0.12

Net realized and unrealized gains (losses)	4.83		(2.56)	(0.30)	10.41

Total from Investment Operations	5.12		(2.26)	(0.13)	10.53

LESS DISTRIBUTIONS PAID:

From net investment income	(0.55)		(0.06)	(0.16)	(0.21)

From net realized gains	(1.32)		(0.08)	(4.50)	(1.22)

Total Distributions Paid	(1.87)		(0.14)	(4.66)	(1.43)

Net Asset Value, End of Period	$28.62		$25.37	$27.77	$32.56

Total Return(2)	20.62%		(8.18)%	(0.63)%	45.72%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$219,869		$193,854	$226,545	$254,387

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.59	%(5)	0.59%	0.59%	0.59%

Expenses, before reimbursements and credits	0.64%		0.64%	0.64%	0.67%

Net investment income, net of reimbursements and credits(4)	1.02	%(5)	1.03%	0.59%	0.57	%(6)

Net investment income, before reimbursements and credits	0.97%		0.98%	0.54%	0.49	%(6)

Portfolio Turnover Rate	15.33%		13.01%	15.47%	26.59%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $10,000, $1,000 and $1,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(6)	As the Fund commenced operation of Class I shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS  54  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND	SHARES

Selected per share data	2024		2023		2022		2021		2020

Net Asset Value, Beginning of Year	$11.96		$14.40		$17.24		$9.18		$12.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.18		0.18		0.15		0.12		0.14

Net realized and unrealized gains (losses)	2.15		(1.88)		(1.10)		8.48		(3.07)

Total from Investment Operations	2.33		(1.70)		(0.95)		8.60		(2.93)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.21)		(0.14)		(0.13)		(0.15)		(0.14)

From net realized gains	(0.06)		(0.60)		(1.76)		(0.39)		(0.09)

Total Distributions Paid	(0.27)		(0.74)		(1.89)		(0.54)		(0.23)

Net Asset Value, End of Year	$14.02		$11.96		$14.40		$17.24		$9.18

Total Return(1)	19.59%		(11.68)%		(5.88)%		94.41%		(24.28)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,183,459		$1,163,077		$1,535,414		$1,606,895		$887,429

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.10	%(2)	0.12	%(3)	0.15	%(3)	0.15	%(3)	0.15	%(3)

Expenses, before reimbursements and credits	0.16%		0.18%		0.19%		0.19%		0.19%

Net investment income, net of reimbursements and credits	1.34	%(2)	1.38	%(3)	0.88	%(3)	0.93	%(3)	1.13	%(3)

Net investment income, before reimbursements and credits	1.28%		1.32%		0.84%		0.89%		1.09%

Portfolio Turnover Rate	11.87%		13.66%		25.57%		20.62%		18.36%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $1,000, $14,000 and $32,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  55  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP VALUE FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$18.10		$20.71	$23.46	$13.49	$20.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.22		0.22	0.18	0.20	0.22

Net realized and unrealized gains (losses)	3.13		(1.78)	0.56	10.15	(5.45)

Total from Investment Operations	3.35		(1.56)	0.74	10.35	(5.23)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.30)		(0.16)	(0.19)	(0.22)	(0.23)

From net realized gains	(1.06)		(0.89)	(3.30)	(0.16)	(1.23)

Total Distributions Paid	(1.36)		(1.05)	(3.49)	(0.38)	(1.46)

Net Asset Value, End of Year	$20.09		$18.10	$20.71	$23.46	$13.49

Total Return(1)	18.78%		(7.50)%	3.29%	77.32%	(28.43)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,105,022		$1,617,670	$2,293,215	$2,974,261	$2,076,900

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	1.00	%(3)	1.00%	1.00%	1.00%	1.00%

Expenses, before reimbursements and credits	1.15%		1.13%	1.15%	1.13%	1.10%

Net investment income, net of reimbursements and credits(2)	1.14	%(3)	1.08%	0.69%	1.05%	1.09%

Net investment income, before reimbursements and credits	0.99%		0.95%	0.54%	0.92%	0.99%

Portfolio Turnover Rate	18.61%		13.25%	20.41%	27.79%	14.18%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $85,000, $63,000, $3,000, $59,000 and $138,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

EQUITY FUNDS  56  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND	SHARES

Selected per share data	2024		2023		2022		2021		2020

Net Asset Value, Beginning of Year	$43.69		$49.65		$44.44		$29.61		$32.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.75		0.71		0.62		0.61		0.65

Net realized and unrealized gains (losses)	11.99		(4.72)		6.29		15.87		(2.87)

Total from Investment Operations	12.74		(4.01)		6.91		16.48		(2.22)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.75)		(0.71)		(0.62)		(0.61)		(0.65)

From net realized gains	(1.70)		(1.24)		(1.08)		(1.04)		(0.26)

Total Distributions Paid	(2.45)		(1.95)		(1.70)		(1.65)		(0.91)

Net Asset Value, End of Year	$53.98		$43.69		$49.65		$44.44		$29.61

Total Return(1)	29.82%		(7.82)%		15.51	%(2)	56.22%		(7.10)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$13,290,697		$10,729,781		$12,467,719		$11,225,431		$7,933,222

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.05	%(3)	0.07	%(4)	0.10	%(4)	0.10	%(4)	0.10	%(4)

Expenses, before reimbursements and credits	0.09%		0.11%		0.13%		0.13%		0.12%

Net investment income, net of reimbursements and credits	1.55	%(3)	1.62	%(4)	1.26	%(4)	1.54	%(4)	1.88	%(4)

Net investment income, before reimbursements and credits	1.51%		1.58%		1.23%		1.51%		1.86%

Portfolio Turnover Rate	2.74%		2.96%		3.11%		4.66%		5.15%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The Northern Trust Company reimbursed the Fund approximately $2,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $39,000, $7,000, $85,000 and $205,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  57  EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. QUALITY ESG FUND	CLASS K

Selected per share data	YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$15.30		$17.26	$16.12	$13.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.22		0.22	0.16	0.10

Net realized and unrealized gains (losses)	4.05		(1.58)	2.09	3.21

Total from Investment Operations	4.27		(1.36)	2.25	3.31

LESS DISTRIBUTIONS PAID:

From net investment income	(0.22)		(0.22)	(0.16)	(0.11)

From net realized gains	—		(0.38)	(0.95)	(0.08)

Total Distributions Paid	(0.22)		(0.60)	(1.11)	(0.19)

Net Asset Value, End of Period	$19.35		$15.30	$17.26	$16.12

Total Return(2)	28.06%		(7.70)%	13.71%	25.59%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$427,431		$375,837	$482,259	$298,204

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.39	%(5)	0.39%	0.39%	0.39%

Expenses, before reimbursements and credits	0.44%		0.44%	0.44%	0.51%

Net investment income, net of reimbursements and credits(4)	1.27	%(5)	1.37%	0.95%	1.06	%(6)

Net investment income, before reimbursements and credits	1.22%		1.32%	0.90%	0.94	%(6)

Portfolio Turnover Rate	36.53%		45.72%	29.11%	28.66%

(1)	For the period from July 30, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $7,000, $3,000 and $3,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022 and for the period July 30, 2020 (commencement of class operations) to March 31, 2021, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(6)	As the Fund commenced operation of Class K shares on July 30, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS  58  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. QUALITY ESG FUND	CLASS I

Selected per share data	YEAR ENDED MARCH 31, 2024		YEAR ENDED MARCH 31, 2023		YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021(1)

Net Asset Value, Beginning of Period	$15.28		$17.25		$16.12	$13.66

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.21		0.18		0.15	0.08

Net realized and unrealized gains (losses)	4.04		(1.56)		2.09	2.56

Total from Investment Operations	4.25		(1.38)		2.24	2.64

LESS DISTRIBUTIONS PAID:

From net investment income	(0.20)		(0.21)		(0.16)	(0.10)

From net realized gains	—		(0.38)		(0.95)	(0.08)

Total Distributions Paid	(0.20)		(0.59)		(1.11)	(0.18)

Net Asset Value, End of Period	$19.33		$15.28		$17.25	$16.12

Total Return(2)	28.01%		(7.79)%		13.62%	19.46%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$28,241		$18,181		$2,186	$83

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits	0.49	%(4)(5)	0.49	%(5)	0.49%	0.49%

Expenses, before reimbursements and credits	0.54%		0.55%		0.53%	0.61%

Net investment income, net of reimbursements and credits	1.17	%(4)(5)	1.27	%(5)	1.02%	0.91	%(6)

Net investment income, before reimbursements and credits	1.12%		1.21%		0.98%	0.79	%(6)

Portfolio Turnover Rate	36.53%		45.72%		29.11%	28.66%

(1)	For the period from August 21, 2020 (commencement of class operations) through March 31, 2021.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 and $1,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024 and 2023, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)	As the Fund commenced operation of Class I shares on August 21, 2020, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  59  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 90.2% (1)

Austria – 0.2%

Erste Group Bank A.G.	5,638	$251

Brazil – 6.0%

Ambev S.A. ADR*	650,174	1,612

Arcos Dorados Holdings, Inc., Class A	32,400	360

Banco BTG Pactual S.A.*	120,300	876

Embraer S.A.*	198,400	1,320

Localiza Rent a Car S.A.*	3,300	36

MercadoLibre, Inc.*	1,008	1,524

NU Holdings Ltd., Class A*	103,300	1,232

Petroleo Brasileiro S.A. ADR (New York Exchange)	45,722	696

Raia Drogasil S.A.	81,500	447

Smartfit Escola de Ginastica e Danca S.A.*	42,900	222

TIM S.A.	132,700	471

Vale S.A.	51,500	627

WEG S.A.	21,800	167

		9,590

Canada – 0.1%

Celestica, Inc.*	3,320	149

China – 10.6%

Aier Eye Hospital Group Co. Ltd., Class A	33,300	59

Alibaba Group Holding Ltd.	129,000	1,164

ANTA Sports Products Ltd.	47,000	502

Baidu, Inc., Class A*	87,250	1,143

Dongfeng Motor Group Co. Ltd., Class H	1,034,352	433

Eastroc Beverage Group Co. Ltd., Class A	16,100	416

H World Group Ltd. ADR	7,776	301

JD.com, Inc., Class A	9,150	124

KE Holdings, Inc. ADR	56,712	779

Kuaishou Technology*	28,600	179

Meituan, Class B*	96,620	1,194

MINISO Group Holding Ltd. ADR	9,280	190

NARI Technology Co. Ltd., Class A	171,939	576

NetEase, Inc.	18,600	386

New Oriental Education & Technology Group, Inc. ADR*	3,600	313

Nongfu Spring Co. Ltd., Class H	30,600	165

PDD Holdings, Inc. ADR*	1,168	136

Shenzhen Inovance Technology Co. Ltd., Class A	64,592	544

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 90.2% (1) continued

China – 10.6% continued

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3,200	$125

Tencent Holdings Ltd.	120,900	4,718

Tencent Music Entertainment Group ADR*	21,500	241

Topsports International Holdings Ltd.	499,394	334

Trip.com Group Ltd. ADR*	28,830	1,265

Want Want China Holdings Ltd.	929,740	549

Weichai Power Co. Ltd., Class H	280,000	534

Zijin Mining Group Co. Ltd., Class H	238,000	478

		16,848

Denmark – 0.2%

Novo Nordisk A/S, Class B	2,189	280

Egypt – 0.8%

Commercial International Bank - Egypt (CIB)	734,017	1,192

France – 0.1%

Hermes International S.C.A.	66	169

Greece – 1.0%

National Bank of Greece S.A.*	100,841	789

OPAP S.A.	25,713	463

Piraeus Financial Holdings S.A.*	68,626	287

		1,539

Hong Kong – 0.4%

Techtronic Industries Co. Ltd.	43,500	590

India – 16.5%

ABB India Ltd.	7,969	608

Adani Ports & Special Economic Zone Ltd.	53,698	868

Apollo Hospitals Enterprise Ltd.	2,929	224

Ashok Leyland Ltd.	12,241	25

Asian Paints Ltd.	1,619	55

Axis Bank Ltd.	15,134	190

Bajaj Finance Ltd.	1,824	159

Bharat Electronics Ltd.	315,555	763

Bharti Airtel Ltd.	24,524	361

Central Depository Services India Ltd.	6,891	142

Cipla Ltd.	3,800	68

CreditAccess Grameen Ltd.*	5,950	103

DLF Ltd.	54,752	589

HDFC Bank Ltd.	91,089	1,585

HDFC Bank Ltd. ADR	10,058	563

Hero MotoCorp Ltd.	45,936	2,608

See Notes to the Financial Statements.

EQUITY FUNDS  60  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 90.2% (1) continued

India – 16.5% continued

ICICI Bank Ltd. ADR	27,652	$730

Indian Hotels Co. Ltd.	162,826	1,155

Larsen & Toubro Ltd.	30,885	1,394

Macrotech Developers Ltd.	26,533	362

MakeMyTrip Ltd.*	6,500	462

Maruti Suzuki India Ltd.	6,550	990

Max Healthcare Institute Ltd.	76,656	754

PB Fintech Ltd.*	24,584	332

Polycab India Ltd.	12,317	749

Reliance Industries Ltd.	50,000	1,786

Siemens Ltd.	8,393	542

Sona Blw Precision Forgings Ltd.	26,363	223

Sun Pharmaceutical Industries Ltd.	7,080	138

Tata Consultancy Services Ltd.	101,931	4,746

Titan Co. Ltd.	6,575	300

Triveni Turbine Ltd.	36,999	238

TVS Motor Co. Ltd.	24,780	639

Varun Beverages Ltd.	54,443	914

Zomato Ltd.*	415,900	908

		26,273

Indonesia – 3.2%

Astra International Tbk PT	3,803,754	1,236

Bank Central Asia Tbk PT	896,900	570

Bank Mandiri Persero Tbk PT	1,457,900	668

Bank Rakyat Indonesia Persero Tbk PT	2,894,100	1,106

Sumber Alfaria Trijaya Tbk PT	120,900	22

Telkom Indonesia Persero Tbk PT	6,612,000	1,450

		5,052

Italy – 0.3%

Ferrari N.V. (New York Exchange)	935	408

Japan – 0.5%

Disco Corp.	2,050	775

Mexico – 4.9%

Alfa S.A.B. de C.V., Class A	978,170	728

America Movil S.A.B. de C.V. ADR	79,404	1,482

BBB Foods, Inc., Class A*	7,960	189

Cemex S.A.B. de C.V. ADR (Participation Certificate)*	61,200	552

Corp. Inmobiliaria Vesta S.A.B. de C.V.	134,400	527

Fomento Economico Mexicano S.A.B. de C.V. ADR	5,460	711

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 90.2% (1) continued

Mexico – 4.9% continued

Grupo Financiero Banorte S.A.B. de C.V., Class O	130,900	$1,406

Wal-Mart de Mexico S.A.B. de C.V.	557,175	2,263

		7,858

Netherlands – 0.8%

ASM International N.V.	743	453

ASML Holding N.V.	863	828

		1,281

Peru – 1.9%

Cia de Minas Buenaventura S.A.A. ADR	74,081	1,176

Credicorp Ltd.	10,570	1,791

		2,967

Philippines – 0.5%

BDO Unibank, Inc.	175,078	481

International Container Terminal Services, Inc.	68,480	393

		874

Poland – 0.4%

Dino Polska S.A.*	2,081	202

Powszechny Zaklad Ubezpieczen S.A.	37,954	464

		666

Russia – 0.0%

Gazprom PJSC(2) (3) *	66,340	—

LUKOIL PJSC(2) (3)	9,885	—

Moscow Exchange MICEX-RTS PJSC(2)	426,740	—

		—

Saudi Arabia – 1.8%

Aldrees Petroleum and Transport Services Co.	2,876	127

Alinma Bank	46,858	532

Arabian Contracting Services Co.	855	52

Dr. Sulaiman Al Habib Medical Services Group Co.	3,593	293

Elm Co.	1,600	415

Leejam Sports Co. JSC	5,680	330

Riyadh Cables Group Co.	18,015	474

Saudi Arabian Oil Co.	84,273	693

		2,916

South Africa – 3.9%

Anglo American Platinum Ltd.	24,658	1,000

Bid Corp. Ltd.	46,545	1,133

Bidvest Group (The) Ltd.	132,500	1,697

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 61 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 90.2% (1) continued

South Africa – 3.9% continued

Naspers Ltd., Class N	3,645	$645

Standard Bank Group Ltd.	100,364	982

Truworths International Ltd.	186,730	752

		6,209

South Korea – 14.3%

Amorepacific Corp.	8,004	722

DB Insurance Co. Ltd.	2,941	207

Hanmi Semiconductor Co. Ltd.	5,307	527

Hanwha Aerospace Co. Ltd.	2,111	321

Hyundai Mobis Co. Ltd.	4,372	828

Hyundai Motor Co.	18,309	3,169

KB Financial Group, Inc.	11,429	590

Kia Corp.	7,212	590

LG Chem Ltd.	1,084	353

NAVER Corp.	3,656	509

NCSoft Corp.	4,927	728

Samsung Biologics Co. Ltd.*	1,595	985

Samsung C&T Corp.	1,691	199

Samsung Electronics Co. Ltd.	147,007	8,998

SK Hynix, Inc.	24,170	3,285

SK Square Co. Ltd.*	11,409	669

		22,680

Taiwan – 11.7%

Accton Technology Corp.	60,800	880

Alchip Technologies Ltd.	11,570	1,208

E Ink Holdings, Inc.	5,000	36

Gigabyte Technology Co. Ltd.	21,000	207

Hon Hai Precision Industry Co. Ltd.	436,796	2,047

MediaTek, Inc.	32,900	1,228

Nien Made Enterprise Co. Ltd.	22,100	243

Phison Electronics Corp.	10,400	230

Realtek Semiconductor Corp.	35,000	612

Taiwan Semiconductor Manufacturing Co. Ltd.	441,500	10,747

Voltronic Power Technology Corp.	900	46

Wistron Corp.	93,000	363

Wiwynn Corp.	11,300	802

		18,649

Thailand – 1.5%

Airports of Thailand PCL (Registered)	410,000	736

Bangkok Dusit Medical Services PCL NVDR	128,300	100

Bumrungrad Hospital PCL NVDR	35,700	219

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 90.2% (1) continued

Thailand – 1.5% continued

CP ALL PCL (Registered)	540,400	$811

PTT Exploration & Production PCL NVDR	120,000	503

WHA Corp. PCL NVDR	377,700	50

		2,419

United Arab Emirates – 2.9%

Aldar Properties PJSC	636,904	968

Emaar Properties PJSC	1,437,033	3,197

Salik Co. PJSC	425,581	433

		4,598

United Kingdom – 0.2%

BAE Systems PLC	21,082	359

United States – 5.3%

Cadence Design Systems, Inc.*	1,033	322

Cognizant Technology Solutions Corp., Class A	4,000	293

Globant S.A.*	4,700	949

Linde PLC	224	104

Meta Platforms, Inc., Class A	2,394	1,162

Microsoft Corp.	2,380	1,001

NVIDIA Corp.	2,695	2,435

Parade Technologies Ltd.	10,000	292

Tenaris S.A. ADR	47,339	1,859

		8,417

Zambia – 0.2%

First Quantum Minerals Ltd.	31,300	336

Total Common Stocks

(Cost $115,885)		143,345

PREFERRED STOCKS – 3.3% (1)

Brazil – 3.0%

Gerdau S.A., 1.80%(4)	176,000	779

Itau Unibanco Holding S.A. ADR, 3.25%(4)	528,489	3,662

Petroleo Brasileiro S.A., 5.88%(4)	41,800	313

		4,754

South Korea – 0.3%

Samsung Electronics Co. Ltd., 2.13%(4)	10,251	518

Total Preferred Stocks

(Cost $4,303)		5,272

See Notes to the Financial Statements.

EQUITY FUNDS  62  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 6.3%

iShares Core S&P 500 ETF	4,100	$2,155

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(5) (6)	7,902,031	7,902

Total Investment Companies

(Cost $9,799)		10,057

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 5.21%, 4/11/24(7) (8)	$115	$115

Total Short-Term Investments

(Cost $115)		115

Total Investments – 99.9%

(Cost $130,102)		158,789

Other Assets less Liabilities – 0.1%		151

Net Assets – 100.0%		$158,940

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(3)

Restricted security that has been deemed illiquid. At March 31, 2024, the value of these restricted illiquid securities amounted to $0 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Gazprom PJSC	11/29/21-12/21/21	$301

LUKOIL PJSC	4/26/21-1/18/22	785

(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(6)	7-day current yield as of March 31, 2024 is disclosed.

(7)	Discount rate at the time of purchase.

(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI Emerging Markets Index (United States Dollar)	70	$3,672	Long	6/24	$ —*

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

*	Amount rounds to less than one thousand.

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	24.4%

Indian Rupee	15.4

Korean Won	14.6

Taiwan Dollar	11.9

Hong Kong Dollar	7.9

All other currencies less than 5%	25.7

Total Investments	99.9

Other Assets less Liabilities	0.1

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2024 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 63 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued	MARCH 31, 2024

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)		LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Austria	$ —		$ 251	$ —	$ 251

China	4,945		11,903	—	16,848

Denmark	—		280	—	280

France	—		169	—	169

Greece	—		1,539	—	1,539

Hong Kong	—		590	—	590

India	1,755		24,518	—	26,273

Indonesia	—		5,052	—	5,052

Mexico	2,934		4,924	—	7,858

Netherlands	—		1,281	—	1,281

Philippines	—		874	—	874

Poland	—		666	—	666

South Africa	—		6,209	—	6,209

Thailand	872		1,547	—	2,419

United Kingdom	—		359	—	359

All Other Countries(1)	72,677		—	—	72,677

Total Common Stocks	83,183		60,162	—	143,345

Preferred Stocks(1)	5,272		—	—	5,272

Investment Companies	10,057		—	—	10,057

Short-Term Investments	—		115	—	115

Total Investments	$98,512		$60,277	$ —	$158,789

OTHER FINANCIAL INSTRUMENTS

Liabilities

Futures Contracts	$ —	*	$ —	$—	$ —	*

(1)	Classifications as defined in the Schedule of Investments.

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

EQUITY FUNDS  64  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

ACTIVE M INTERNATIONAL EQUITY FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1)

Australia – 0.7%

AGL Energy Ltd.	35,313	$192

ALS Ltd.	21,953	188

Beach Energy Ltd.	179,474	215

Champion Iron Ltd.	53,541	259

Charter Hall Group	24,376	219

JB Hi-Fi Ltd.	7,722	323

Magellan Financial Group Ltd.	32,513	210

OceanaGold Corp.	140,759	318

Rio Tinto PLC	6,031	383

Seven Group Holdings Ltd.	13,946	371

Super Retail Group Ltd.	28,009	294

Technology One Ltd.	31,611	350

Ventia Services Group Pty. Ltd.	102,574	258

		3,580

Austria – 0.5%

ams-OSRAM A.G.*	191,787	222

Erste Group Bank A.G.	29,918	1,332

Mondi PLC	49,453	872

		2,426

Belgium – 0.6%

Ageas S.A./N.V.	20,127	932

Anheuser-Busch InBev S.A./N.V.	28,544	1,736

Proximus S.A.DP	47,888	388

		3,056

Brazil – 2.3%

Atacadao S.A.	233,282	627

Cia de Saneamento Basico do Estado de Sao Paulo S.A.B.ESP*	50,264	850

MercadoLibre, Inc.*	3,438	5,198

NU Holdings Ltd., Class A*	282,830	3,374

Telefonica Brasil S.A.	88,464	891

Ultrapar Participacoes S.A.	53,885	307

		11,247

Burkina Faso – 0.1%

Endeavour Mining PLC	28,644	582

Canada – 5.0%

Alamos Gold, Inc., Class A	30,630	452

Alimentation Couche-Tard, Inc.	10,551	602

ARC Resources Ltd.	32,137	573

Barrick Gold Corp.	55,915	930

Boardwalk Real Estate Investment Trust	8,055	464

Bombardier, Inc., Class B*	4,999	215

Boralex, Inc., Class A	7,256	153

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

Canada – 5.0% continued

Canadian Natural Resources Ltd.	37,388	$2,852

Canadian Pacific Kansas City Ltd.	82,658	7,288

Canadian Pacific Kansas City Ltd. (Toronto Exchange)	16,347	1,441

Celestica, Inc.*	22,936	1,030

CI Financial Corp.	14,122	180

Docebo, Inc.*	4,131	202

Dundee Precious Metals, Inc.	51,766	394

EQB, Inc.	3,668	230

Finning International, Inc.	16,231	477

Headwater Exploration, Inc.	64,758	367

Linamar Corp.	3,854	205

NuVista Energy Ltd.*	29,859	262

Parex Resources, Inc.	15,764	252

Shopify, Inc., Class A*	22,701	1,752

SNC-Lavalin Group, Inc.	5,649	231

Stella-Jones, Inc.	7,368	430

Superior Plus Corp.	27,906	208

Thomson Reuters Corp.	18,920	2,944

Whitecap Resources, Inc.	40,534	307

		24,441

Chile – 0.1%

Lundin Mining Corp.	27,764	284

China – 0.4%

Alibaba Group Holding Ltd.	64,582	583

Baidu, Inc., Class A*	20,631	270

Dongfeng Motor Group Co. Ltd., Class H	480,440	201

Tencent Holdings Ltd.	26,700	1,042

		2,096

Denmark – 2.4%

Ascendis Pharma A/S ADR*	1,736	262

Bavarian Nordic A/S*	9,093	206

ISS A/S	10,338	189

Jyske Bank A/S (Registered)	4,679	396

Novo Nordisk A/S, Class B	76,134	9,752

Pandora A/S	2,722	440

ROCKWOOL A/S, Class B	849	280

		11,525

Finland – 0.3%

Konecranes OYJ	7,604	394

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 65 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

Finland – 0.3% continued

Nokia OYJ	210,159	$744

TietoEVRY OYJ (Cboe DXE Exchange)	7,383	156

		1,294

France – 9.5%

Accor S.A.	10,012	467

Air Liquide S.A.	6,815	1,420

Alstom S.A.	154,364	2,352

Arkema S.A.	4,992	525

AXA S.A.	92,501	3,473

BNP Paribas S.A.	33,569	2,389

Carrefour S.A.	120,942	2,070

Cie de Saint-Gobain S.A.	25,469	1,975

Danone S.A.	22,308	1,441

Dassault Systemes S.E.	8,839	391

Eiffage S.A.	4,183	474

Elis S.A.	18,881	429

Engie S.A.	108,844	1,829

Ipsen S.A.	2,199	261

Kering S.A.	6,394	2,527

Klepierre S.A.	16,097	417

La Francaise des Jeux S.A.E.M.	5,960	243

L’Oreal S.A.	6,600	3,130

LVMH Moet Hennessy Louis Vuitton S.E.	4,739	4,286

Orange S.A.	95,942	1,127

Renault S.A.	26,637	1,345

Rexel S.A.	9,280	250

Safran S.A.	20,635	4,673

Societe Generale S.A.	52,900	1,423

Sopra Steria Group	2,199	532

SPIE S.A.	12,334	463

Technip Energies N.V.	12,638	320

Teleperformance S.E.	9,645	935

TotalEnergies S.E.	38,643	2,657

Valeo S.E.	58,168	727

Vallourec SACA*	21,441	397

Verallia S.A.	5,235	204

Vinci S.A.	7,186	921

Virbac S.A.CA	575	215

		46,288

Germany – 6.1%

adidas A.G.	7,330	1,637

AIXTRON S.E.	12,558	332

Allianz S.E. (Registered)	4,952	1,484

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

Germany – 6.1% continued

Aurubis A.G.	3,067	$216

BASF S.E.	23,765	1,357

Bechtle A.G.	7,039	372

CECONOMY A.G.*	49,899	100

Continental A.G.	8,797	635

CTS Eventim A.G. & Co. KGaA	4,868	433

Daimler Truck Holding A.G.	33,808	1,713

Deutsche Telekom A.G. (Registered)	89,409	2,170

Encavis A.G.*	5,246	95

Evonik Industries A.G.	45,002	890

Freenet A.G.	11,809	332

Fresenius S.E. & Co. KGaA	36,230	977

GEA Group A.G.	7,888	333

Gerresheimer A.G.	2,921	329

Heidelberg Materials A.G.	17,080	1,879

HUGO BOSS A.G.	4,355	257

Infineon Technologies A.G.	37,473	1,274

KION Group A.G.	4,504	237

Mercedes-Benz Group A.G.	8,977	715

Rheinmetall A.G.	480	270

RTL Group S.A.	10,301	348

RWE A.G.	33,149	1,125

SAP S.E.	30,388	5,916

Scout24 S.E.	4,169	314

Siemens Healthineers A.G.(2) *	49,001	2,999

SMA Solar Technology A.G.*	2,360	136

TAG Immobilien A.G.*	31,186	427

TeamViewer S.E.*	11,644	173

		29,475

Hong Kong – 1.2%

CK Asset Holdings Ltd.	143,922	593

Kerry Properties Ltd.	79,500	146

Link REIT	111,600	481

Prudential PLC	362,546	3,410

United Laboratories International

Holdings (The) Ltd.	252,000	288

WH Group Ltd.(2)	1,054,354	696

		5,614

India – 1.2%

Canara Bank	119,689	834

HDFC Bank Ltd.	73,922	1,286

See Notes to the Financial Statements.

EQUITY FUNDS  66  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

India – 1.2% continued

ICICI Bank Ltd. ADR	135,308	$3,574

Oil & Natural Gas Corp. Ltd.	66,820	215

		5,909

Ireland – 0.6%

AIB Group PLC	11,122	56

AIB Group PLC	291	1

AIB Group PLC (London Exchange)	152,541	760

Bank of Ireland Group PLC	47,944	489

Bank of Ireland Group PLC (London Stock Exchange)	79,525	813

Dalata Hotel Group PLC	52,930	258

Glanbia PLC	21,986	434

Smurfit Kappa Group PLC	4,444	203

		3,014

Israel – 0.1%

Perion Network Ltd.*	11,055	248

Italy – 4.4%

Azimut Holding S.p.A.	9,131	248

Banco BPM S.p.A.	78,380	521

BPER Banca	239,636	1,132

Brunello Cucinelli S.p.A.	2,134	244

Buzzi S.p.A.	12,522	492

Coca-Cola HBC A.G. - CDI*	13,636	431

Enel S.p.A.	320,565	2,116

Eni S.p.A.	122,027	1,935

ERG S.p.A.	6,964	175

Ferrari N.V.	16,206	7,063

Iren S.p.A.	101,250	207

Iveco Group N.V.*	14,080	210

Leonardo S.p.A.	10,639	267

Ryanair Holdings PLC ADR	7,402	1,078

Saras S.p.A.	131,295	252

UniCredit S.p.A.	134,458	5,102

		21,473

Japan – 11.6%

Adastria Co. Ltd.	9,500	242

Advantest Corp.	76,300	3,437

Alfresa Holdings Corp.	23,643	347

Alps Alpine Co. Ltd.	34,909	276

Amada Co. Ltd.	60,070	682

Asics Corp.	7,100	342

BIPROGY, Inc.	8,000	239

Citizen Watch Co. Ltd.	36,100	236

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

Japan – 11.6% continued

Credit Saison Co. Ltd.	21,900	$459

Daicel Corp.	37,300	373

Daido Steel Co. Ltd.	46,500	558

Daihen Corp.	6,700	411

Dai-ichi Life Holdings, Inc.	51,459	1,310

DeNA Co. Ltd.	24,690	247

Dentsu Group, Inc.	21,520	596

DMG Mori Co. Ltd.	10,000	268

Ebara Corp.	5,600	510

Eisai Co. Ltd.	5,386	221

FANUC Corp.	63,700	1,761

Fuji Soft, Inc.	8,100	322

Fujikura Ltd.	24,500	369

Fuyo General Lease Co. Ltd.	2,800	255

Hakuhodo DY Holdings, Inc.	52,580	481

Hino Motors Ltd.*	70,774	238

Hitachi Zosen Corp.	29,300	255

Honda Motor Co. Ltd.	33,873	423

Horiba Ltd.	3,400	360

INFRONEER Holdings, Inc.	30,500	291

Invincible Investment Corp.	663	298

Isuzu Motors Ltd.	67,344	914

J Front Retailing Co. Ltd.	26,400	295

Japan Airlines Co. Ltd.	28,943	558

Jeol Ltd.	7,400	306

JGC Holdings Corp.	51,660	509

Kaneka Corp.	6,800	171

KDX Realty Investment Corp.	153	160

Keyence Corp.	7,020	3,225

Kirin Holdings Co. Ltd.	61,433	851

Kubota Corp.	89,100	1,403

Lasertec Corp.	2,015	556

Makita Corp.	28,627	808

Mebuki Financial Group, Inc.	98,400	333

Mitsubishi Estate Co. Ltd.	44,230	814

Mitsubishi Gas Chemical Co., Inc.	49,290	843

Mitsubishi UFJ Financial Group, Inc.	21,184	218

Morinaga Milk Industry Co. Ltd.	10,200	211

MS&AD Insurance Group Holdings, Inc.	86,625	1,551

Murata Manufacturing Co. Ltd.	87,200	1,627

Nakanishi, Inc.	13,700	213

Nankai Electric Railway Co. Ltd.	9,100	192

Nichicon Corp.	21,600	183

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 67 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

Japan – 11.6% continued

Nikon Corp.	35,776	$362

Nippon Accommodations Fund, Inc.	41	175

Nippon Electric Glass Co. Ltd.	8,100	207

Nippon Television Holdings, Inc.	32,892	504

Nissan Motor Co. Ltd.	242,368	974

Nissui Corp.	57,000	362

Nitto Boseki Co. Ltd.	5,600	221

Ono Pharmaceutical Co. Ltd.	37,578	609

Park24 Co. Ltd.*	22,600	274

Persol Holdings Co. Ltd.	243,890	344

Renesas Electronics Corp.	28,000	494

Rengo Co. Ltd.	47,500	367

Resona Holdings, Inc.	150,707	946

Resorttrust, Inc.	11,400	200

Round One Corp.	55,300	288

Sankyo Co. Ltd.	33,500	370

Sankyu, Inc.	6,000	207

Santen Pharmaceutical Co. Ltd.	33,300	338

Sanwa Holdings Corp.	23,200	411

Sawai Group Holdings Co. Ltd.	4,800	191

Sega Sammy Holdings, Inc.	43,780	582

Seven & i Holdings Co. Ltd.	100,800	1,469

Shimamura Co. Ltd.	5,600	321

Socionext, Inc.	8,500	238

Stanley Electric Co. Ltd.	28,489	530

Subaru Corp.	38,002	866

Sumitomo Bakelite Co. Ltd.	9,200	281

Sumitomo Electric Industries Ltd.	60,713	942

Sumitomo Forestry Co. Ltd.	9,200	299

Sumitomo Heavy Industries Ltd.	17,963	560

Sumitomo Mitsui Trust Holdings, Inc.	64,894	1,418

Sumitomo Rubber Industries Ltd.	41,621	516

T&D Holdings, Inc.	95,921	1,646

Taiheiyo Cement Corp.	17,021	396

Takeda Pharmaceutical Co. Ltd.	74,062	2,047

Takeuchi Manufacturing Co. Ltd.	9,900	399

THK Co. Ltd.	30,406	709

Tokyo Seimitsu Co. Ltd.	6,200	499

Tokyo Tatemono Co. Ltd.	18,000	313

Tokyu Fudosan Holdings Corp.	36,800	304

Toyo Suisan Kaisha Ltd.	6,400	401

Toyo Tire Corp.	18,300	342

Toyoda Gosei Co. Ltd.	13,200	283

Tsuruha Holdings, Inc.	6,647	472

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

Japan – 11.6% continued

Yamaguchi Financial Group, Inc.	33,500	$345

Yamato Holdings Co. Ltd.	53,760	766

		56,536

Jersey – 0.0%

Arcadium Lithium PLC - CDI*	29,903	132

Jordan – 0.1%

Hikma Pharmaceuticals PLC	12,353	299

Macau – 0.1%

MGM China Holdings Ltd.*	193,600	324

Malaysia – 0.1%

CIMB Group Holdings Bhd.	415,785	583

Mexico – 0.1%

Fresnillo PLC	61,409	365

Netherlands – 7.4%

ABN AMRO Bank N.V. - C.V.A.	77,597	1,331

Adyen N.V.*	2,980	5,048

Akzo Nobel N.V.	24,345	1,816

ASM International N.V.	7,568	4,610

ASML Holding N.V.	1,911	1,835

ASML Holding N.V. (Registered)	4,857	4,713

ASR Nederland N.V.	9,239	452

BE Semiconductor Industries N.V.	3,010	459

Euronext N.V.	3,907	372

Fugro N.V.*	20,160	494

Heineken N.V.	4,558	439

ING Groep N.V.	194,158	3,198

Koninklijke Philips N.V.*	164,785	3,304

NN Group N.V.	27,586	1,276

OCI N.V.	7,844	215

Pharming Group N.V.*	163,568	180

Shell PLC	109,672	3,639

Shell PLC (CBOE Exchange)	71,610	2,396

VEON Ltd. ADR*	6,908	166

		35,943

Norway – 0.1%

Norsk Hydro ASA	20,455	113

Seadrill Ltd.*	4,997	247

		360

Russia – 0.0%

Gazprom PJSC ADR(3) *	54,380	—

LUKOIL PJSC ADR(3) *	4,766	—

See Notes to the Financial Statements.

EQUITY FUNDS  68  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

Russia – 0.0% continued

Mobile TeleSystems PJSC ADR(3) (4) *	64,508	$—

Sberbank of Russia PJSC (Moscow Exchange)(3) (4)	186,456	—

		—

Singapore – 0.3%

Frasers Logistics & Commercial Trust	201,200	158

Sembcorp Industries Ltd.	97,500	390

United Overseas Bank Ltd.	44,800	974

		1,522

South Africa – 0.4%

Anglo American PLC	45,194	1,117

MTN Group Ltd.	76,924	381

Old Mutual Ltd.	756,827	469

		1,967

South Korea – 3.3%

AfreecaTV Co. Ltd.	2,074	181

Classys, Inc.	10,235	268

Coupang, Inc.*	156,582	2,786

Coway Co. Ltd.	11,337	472

Dentium Co. Ltd.	2,813	284

Hankook Tire & Technology Co. Ltd.	12,878	518

Hanmi Pharm Co. Ltd.	1,018	252

HD Hyundai Electric Co. Ltd.	3,381	451

Hyundai Mobis Co. Ltd.	5,799	1,098

KB Financial Group, Inc.	27,384	1,414

KT Corp. ADR	72,494	1,016

LEENO Industrial, Inc.	1,221	232

LOTTE Fine Chemical Co. Ltd.	4,592	160

NongShim Co. Ltd.	503	138

Samsung Electronics Co. Ltd.	67,463	4,129

Samsung Engineering Co. Ltd.*	12,228	227

Shinhan Financial Group Co. Ltd.	45,657	1,560

SK Hynix, Inc.	4,038	549

SOLUM Co. Ltd.*	11,265	207

Youngone Corp.	5,315	160

		16,102

Spain – 1.3%

Acerinox S.A.	26,056	286

Aena S.M.E. S.A.	7,196	1,417

Amadeus IT Group S.A.	33,381	2,141

Bankinter S.A.	63,094	461

Cia de Distribucion Integral Logista Holdings S.A.	9,532	266

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

Spain – 1.3% continued

Iberdrola S.A.	73,724	$915

Indra Sistemas S.A.	14,412	299

Laboratorios Farmaceuticos Rovi S.A.	3,823	333

Merlin Properties Socimi S.A.	38,704	416

		6,534

Sweden – 2.2%

AFRY AB	12,058	192

Assa Abloy AB, Class B	19,981	573

Avanza Bank Holding AB	10,072	217

Axfood AB	7,951	231

Evolution AB	49,732	6,175

Loomis AB	6,471	181

NCC AB, Class B	15,045	207

SKF AB, Class B	73,112	1,490

Telefonaktiebolaget LM Ericsson, Class B	167,209	921

Trelleborg AB, Class B	8,736	312

Wihlborgs Fastigheter AB	28,147	260

		10,759

Switzerland – 3.3%

Accelleron Industries A.G.	7,039	263

Adecco Group A.G. (Registered)	29,559	1,169

Baloise Holding A.G. (Registered)	1,286	201

Bucher Industries A.G. (Registered)	471	207

Cie Financiere Richemont S.A., Class A (Registered)	3,622	554

Flughafen Zurich A.G. (Registered)	1,241	282

Galenica A.G.	4,567	381

Julius Baer Group Ltd.	8,895	514

Logitech International S.A. (Registered)	1,845	165

Novartis A.G. (Registered)	38,832	3,761

PSP Swiss Property A.G. (Registered)	3,623	475

Siegfried Holding A.G. (Registered)*	396	404

Sulzer A.G. (Registered)	3,292	400

Swatch Group (The) A.G. (Bearer)	4,568	1,060

Swissquote Group Holding S.A. (Registered)	1,711	480

Temenos A.G. (Registered)	17,762	1,272

UBS Group A.G. (Registered)	146,320	4,497

		16,085

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 69 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

Taiwan – 0.2%

Catcher Technology Co. Ltd.	91,589	$627

Hon Hai Precision Industry Co. Ltd.	111,852	524

		1,151

Thailand – 0.3%

Kasikornbank PCL (Registered)	179,231	609

Kasikornbank PCL NVDR	174,267	592

		1,201

United Kingdom – 13.7%

4imprint Group PLC	5,874	471

AstraZeneca PLC	42,238	5,687

Babcock International Group PLC	79,824	524

BAE Systems PLC	291,586	4,967

Balfour Beatty PLC	62,567	302

Barclays PLC	1,306,144	3,035

Beazley PLC	37,387	314

Berkeley Group Holdings PLC	13,294	799

BP PLC	779,164	4,896

British American Tobacco PLC	126,191	3,836

British Land (The) Co. PLC	137,719	688

BT Group PLC	621,905	861

Bunzl PLC	41,686	1,605

Burberry Group PLC	52,049	798

CK Hutchison Holdings Ltd.	150,613	728

Compass Group PLC	123,999	3,634

Computacenter PLC	12,503	425

ConvaTec Group PLC	83,527	302

CVS Group PLC	11,159	137

DCC PLC	2,662	194

Diageo PLC	61,058	2,255

Dowlais Group PLC	134,686	133

Drax Group PLC	31,859	202

Dunelm Group PLC	11,916	171

easyJet PLC	174,249	1,254

Harbour Energy PLC	48,846	170

IMI PLC	11,017	252

Inchcape PLC	32,198	295

Intermediate Capital Group PLC	11,611	302

Investec PLC	38,811	260

J Sainsbury PLC	131,664	450

JET2 PLC	13,730	250

Kingfisher PLC	422,102	1,328

Land Securities Group PLC	57,920	481

Legal & General Group PLC	308,039	988

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

United Kingdom – 13.7% continued

LondonMetric Property PLC	116,840	$300

Man Group PLC/Jersey	102,631	347

Marks & Spencer Group PLC	123,086	412

Moneysupermarket.com Group PLC	98,926	275

NatWest Group PLC	221,159	741

Nomad Foods Ltd.	9,805	192

OSB Group PLC	44,609	212

Playtech PLC*	30,723	179

QinetiQ Group PLC	48,834	225

Reckitt Benckiser Group PLC	42,715	2,430

RELX PLC	10,863	469

RELX PLC (London Stock Exchange)	23,912	1,036

Rolls-Royce Holdings PLC*	1,086,895	5,845

Safestore Holdings PLC	20,791	198

Sage Group (The) PLC	285,150	4,554

Segro PLC	62,978	717

Serco Group PLC	156,475	375

Spectris PLC	4,909	205

Standard Chartered PLC	190,290	1,613

Tate & Lyle PLC	63,060	491

Taylor Wimpey PLC	137,456	238

Tritax Big Box REIT PLC	104,933	209

Unilever PLC	17,689	888

Weir Group (The) PLC	9,074	232

WPP PLC	131,385	1,243

		66,620

United States – 14.5%

Accenture PLC, Class A	11,436	3,964

Aon PLC, Class A	22,273	7,433

Arch Capital Group Ltd.*	42,429	3,922

Atlassian Corp., Class A*	23,002	4,488

CSL Ltd.	3,519	661

EPAM Systems, Inc.*	6,971	1,925

Experian PLC	105,306	4,597

Ferguson PLC	20,267	4,436

Globant S.A.*	3,920	792

GSK PLC	206,006	4,424

Holcim A.G.*	11,302	1,029

ICON PLC*	36,914	12,401

IMAX Corp.*	11,876	192

Linde PLC	6,493	3,015

Medtronic PLC	27,925	2,434

Monday.com Ltd.*	9,286	2,097

Roche Holding A.G. (Genusschein)	9,038	2,307

See Notes to the Financial Statements.

EQUITY FUNDS  70  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.5% (1) continued

United States – 14.5% continued

Sanofi S.A.	13,391	$1,314

Schneider Electric S.E.	12,666	2,864

STERIS PLC	14,193	3,191

Waste Connections, Inc.	19,139	3,292

		70,778

Total Common Stocks

(Cost $342,619)		459,813

PREFERRED STOCKS – 1.0% (1)

Brazil – 0.5%

Banco Bradesco S.A. ADR*	570,852	1,633

Raizen S.A., 0.46%(5)	744,500	525

		2,158

Germany – 0.5%

Henkel A.G. & Co. KGaA, 2.49%(5)	10,932	879

Volkswagen A.G., 7.41%(5)	11,860	1,573

		2,452

Total Preferred Stocks

(Cost $4,308)		4,610

INVESTMENT COMPANIES – 3.6%

iShares Core MSCI EAFE ETF	6,657	494

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(6) (7)	15,407,579	15,408

Vanguard FTSE Developed Markets ETF	34,965	1,754

Total Investment Companies

(Cost $17,572)		17,656

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill, 5.27%, 4/11/24(8) (9)	$200	$199

Total Short-Term Investments

(Cost $200)		199

Total Investments – 99.1%

(Cost $364,699)		482,278

Other Assets less Liabilities – 0.9%		4,385

Net Assets – 100.0%		$486,663

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $3,695,000 or 0.8% of net assets.

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(4)

Restricted security that has been deemed illiquid. At March 31, 2024, the value of these restricted illiquid securities amounted to $0 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)
Mobile TeleSystems PJSC ADR	1/28/22-2/11/22	$498
Sberbank of Russia PJSC (Moscow Exchange)	1/3/19-11/25/20	625

(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(7)	7-day current yield as of March 31, 2024 is disclosed.

(8)	Discount rate at the time of purchase.

(9)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

EAFE – Europe, Australasia and the Far East

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

TSX – Toronto Stock Exchange

Percentages shown are based on Net Assets.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 71 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued	MARCH 31, 2024

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI EAFE Index (United States Dollar)	52	$6,128	Long	6/24	$55

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	29.9%

United States Dollar	20.6

British Pound	18.4

Japanese Yen	11.6

All other currencies less than 5%	18.6

Total Investments	99.1

Other Assets less Liabilities	0.9

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2024 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Australia	$318	$3,262	$—	$3,580

Brazil	11,247	—	—	11,247

Burkina Faso	582	—	—	582

Canada	24,441	—	—	24,441

Chile	284	—	—	284

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Denmark	$262	$11,263	$—	$11,525

India	3,574	2,335	—	5,909

Ireland	1	3,013	—	3,014

Israel	248	—	—	248

Italy	17,281	4,192	—	21,473

Japan	56,536	—	—	56,536

Malaysia	583	—	—	583

Netherlands	4,879	31,064	—	35,943

South Korea	16,102	—	—	16,102

Taiwan	1,151	—	—	1,151

Thailand	1,201	—	—	1,201

United Kingdom	192	66,428	—	66,620

United States	49,146	21,632	—	70,778

All Other Countries(1)	—	128,596	—	128,596

Total Common Stocks	188,028	271,785	—	459,813

Preferred Stocks:

Brazil	2,158	—	—	2,158

Germany	—	2,452	—	2,452

Total Preferred Stocks	2,158	2,452	—	4,610

Investment Companies	17,656	—	—	17,656

Short-Term Investments	—	199	—	199

Total Investments	$207,842	$274,436	$—	$482,278

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$55	$—	$—	$55
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  72  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1)

Brazil – 3.5%

Ambev S.A.*	1,012,060	$2,526

Atacadao S.A.	128,900	346

B3 S.A. - Brasil Bolsa Balcao	1,205,595	2,885

Banco Bradesco S.A.*	330,777	842

Banco BTG Pactual S.A.*	257,000	1,872

Banco do Brasil S.A.	179,244	2,026

Banco Santander Brasil S.A.	78,836	448

BB Seguridade Participacoes S.A.	145,901	948

Caixa Seguridade Participacoes S/A	130,500	409

CCR S.A.	224,000	619

Centrais Eletricas Brasileiras S.A.	257,600	2,140

Cia de Saneamento Basico do Estado de Sao Paulo S.A.B.ESP*	71,871	1,216

Cia Siderurgica Nacional S.A.	146,490	459

Cosan S.A.	255,888	825

CPFL Energia S.A.	50,400	350

Energisa S/A	55,700	533

Eneva S.A.*	124,200	317

Engie Brasil Energia S.A.	40,147	322

Equatorial Energia S.A.(A Bolsa do Brasil Exchange)	217,107	1,416

Hapvida Participacoes e Investimentos S/A*	1,023,784	757

Hypera S.A.*	86,258	568

Klabin S.A.	158,341	796

Localiza Rent a Car S.A.*	192,105	2,106

Lojas Renner S.A.*	192,346	649

Magazine Luiza S.A.*	835,862	300

Natura & Co. Holding S.A.	193,901	688

Petroleo Brasileiro S.A.	790,034	6,038

PRIO S.A.	175,000	1,695

Raia Drogasil S.A.	269,827	1,478

Rede D’Or Sao Luiz S.A.*	125,300	632

Rumo S.A.	272,694	1,206

Sendas Distribuidora S/A	271,154	801

Suzano S.A.*	172,685	2,203

Telefonica Brasil S.A.	87,873	885

TIM S.A.	178,695	634

TOTVS S.A.*	123,355	701

Ultrapar Participacoes S.A.	152,248	867

Vale S.A.	721,713	8,784

Vibra Energia S.A.*	244,400	1,218

WEG S.A.	360,648	2,755

		56,260

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Chile – 0.4%

Banco de Chile	9,439,051	$1,050

Banco de Credito e Inversiones S.A.*	16,371	468

Banco Santander Chile	14,256,023	710

Cencosud S.A.	260,964	453

Cia Sud Americana de Vapores S.A.	3,271,831	246

Empresas CMPC S.A.	239,237	486

Empresas Copec S.A.	88,849	638

Enel Americas S.A.	4,777,703	466

Enel Chile S.A.	5,939,190	357

Falabella S.A.*	177,706	467

Latam Airlines Group S.A.*	37,532,161	468

		5,809

China – 23.9%

360 Security Technology, Inc., Class A*	89,800	108

37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	24,100	58

AAC Technologies Holdings, Inc.	151,500	509

Accelink Technologies Co. Ltd., Class A	11,600	62

ACM Research Shanghai, Inc., Class A	3,200	38

Advanced Micro-Fabrication Equipment, Inc. China, Class A	7,398	153

AECC Aero-Engine Control Co. Ltd., Class A	19,700	50

AECC Aviation Power Co. Ltd., Class A	36,300	171

Agricultural Bank of China Ltd., Class A	1,136,900	665

Agricultural Bank of China Ltd., Class H	5,837,367	2,463

Aier Eye Hospital Group Co. Ltd., Class A	124,676	221

AIMA Technology Group Co. Ltd., Class A	12,600	54

Air China Ltd., Class A*	125,200	126

Air China Ltd., Class H*	406,705	198

Airtac International Group	29,765	1,042

Akeso, Inc.*	112,000	668

Alibaba Group Holding Ltd.	3,470,480	31,320

Alibaba Health Information Technology Ltd.*	1,204,000	490

Aluminum Corp. of China Ltd., Class A	145,900	149

Aluminum Corp. of China Ltd., Class H	949,435	604

Amlogic Shanghai Co. Ltd., Class A	6,175	41

Angel Yeast Co. Ltd., Class A	9,100	36

Anhui Conch Cement Co. Ltd., Class A	47,700	147

Anhui Conch Cement Co. Ltd., Class H	269,575	561

Anhui Gujing Distillery Co. Ltd., Class A	5,400	194

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 73 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Anhui Gujing Distillery Co. Ltd., Class B	21,200	$300

Anhui Jianghuai Automobile Group Corp. Ltd., Class A*	21,800	50

Anhui Kouzi Distillery Co. Ltd., Class A	9,600	54

Anhui Yingjia Distillery Co. Ltd., Class A	9,500	86

Anjoy Foods Group Co. Ltd., Class A	4,100	47

Anker Innovations Technology Co. Ltd., Class A	4,100	44

ANTA Sports Products Ltd.	274,632	2,931

Asia - Potash International Investment Guangzhou Co. Ltd., Class A*	11,600	31

ASR Microelectronics Co. Ltd., Class A*	11,485	65

Asymchem Laboratories Tianjin Co. Ltd., Class A	4,340	52

Autobio Diagnostics Co. Ltd., Class A	8,000	63

Autohome, Inc. ADR	15,870	416

Avary Holding Shenzhen Co. Ltd., Class A	23,000	74

AVIC Industry-Finance Holdings Co. Ltd., Class A	128,200	54

AviChina Industry & Technology Co. Ltd., Class H	554,313	218

AVICOPTER PLC, Class A	9,300	53

BAIC BluePark New Energy Technology Co. Ltd., Class A*	53,800	56

Baidu, Inc., Class A*	477,882	6,259

Bank of Beijing Co. Ltd., Class A	267,900	210

Bank of Changsha Co. Ltd., Class A	50,200	54

Bank of Chengdu Co. Ltd., Class A	35,500	67

Bank of China Ltd., Class A	427,900	261

Bank of China Ltd., Class H	16,918,652	6,988

Bank of Communications Co. Ltd., Class A	467,300	410

Bank of Communications Co. Ltd., Class H	1,862,117	1,224

Bank of Hangzhou Co. Ltd., Class A	81,220	125

Bank of Jiangsu Co. Ltd., Class A	202,344	221

Bank of Nanjing Co. Ltd., Class A	129,396	160

Bank of Ningbo Co. Ltd., Class A	72,850	208

Bank of Shanghai Co. Ltd., Class A	168,471	157

Bank of Suzhou Co. Ltd., Class A	26,200	26

Baoshan Iron & Steel Co. Ltd., Class A	269,496	248

BeiGene Ltd.*	144,334	1,739

Beijing Dabeinong Technology Group Co. Ltd., Class A	40,700	28

Beijing Enlight Media Co. Ltd., Class A	44,400	66

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Beijing Enterprises Holdings Ltd.	109,771	$319

Beijing Enterprises Water Group Ltd.	833,886	185

Beijing Kingsoft Office Software, Inc., Class A	5,789	233

Beijing New Building Materials PLC, Class A	20,100	79

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	15,500	34

Beijing Roborock Technology Co. Ltd., Class A	1,353	64

Beijing Tiantan Biological Products Corp. Ltd., Class A	25,000	93

Beijing Tongrentang Co. Ltd., Class A	17,800	101

Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	11,158	104

Beijing Yanjing Brewery Co. Ltd., Class A	23,100	29

Beijing-Shanghai High Speed Railway Co. Ltd., Class A	589,000	409

Beiqi Foton Motor Co. Ltd., Class A*	157,200	59

Bethel Automotive Safety Systems Co. Ltd., Class A	5,800	45

Bilibili, Inc., Class Z*	38,611	438

Bloomage Biotechnology Corp. Ltd., Class A	4,950	38

BOC Aviation Ltd.	45,100	347

BOC International China Co. Ltd., Class A	28,600	40

BOE Technology Group Co. Ltd., Class A	535,700	301

Bosideng International Holdings Ltd.	816,000	408

Brilliance China Automotive Holdings Ltd.	636,000	439

BYD Co. Ltd., Class A	22,900	643

BYD Co. Ltd., Class H	224,699	5,745

BYD Electronic International Co. Ltd.	165,500	611

By-health Co. Ltd., Class A	24,200	56

C&D International Investment Group Ltd.	138,327	242

Caitong Securities Co. Ltd., Class A	58,910	61

Cambricon Technologies Corp. Ltd., Class A*	4,731	114

Canmax Technologies Co. Ltd., Class A	11,440	31

Cathay Biotech, Inc., Class A	7,200	44

CECEP Solar Energy Co. Ltd., Class A	45,600	33

CGN Power Co. Ltd., Class A	120,800	68

See Notes to the Financial Statements.

EQUITY FUNDS  74  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

CGN Power Co. Ltd., Class H	2,339,000	$693

Changchun High & New Technology Industry Group, Inc., Class A	5,100	85

Changjiang Securities Co. Ltd., Class A	97,000	69

Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	4,100	79

Chaozhou Three-Circle Group Co. Ltd., Class A	27,200	93

Chengxin Lithium Group Co. Ltd., Class A	8,300	22

Chifeng Jilong Gold Mining Co. Ltd., Class A*	25,500	58

China Baoan Group Co. Ltd., Class A	38,400	56

China Cinda Asset Management Co. Ltd., Class H	1,881,000	157

China CITIC Bank Corp. Ltd., Class H	1,881,286	1,003

China Coal Energy Co. Ltd., Class H	423,000	412

China Communications Services Corp. Ltd., Class H	527,035	246

China Construction Bank Corp., Class A	102,900	98

China Construction Bank Corp., Class H	20,540,693	12,399

China CSSC Holdings Ltd., Class A	56,000	287

China Eastern Airlines Corp. Ltd., Class A*	279,200	141

China Energy Engineering Corp. Ltd., Class A	430,300	126

China Everbright Bank Co. Ltd., Class A	562,500	243

China Everbright Bank Co. Ltd., Class H	712,000	205

China Feihe Ltd.	788,000	371

China Film Co. Ltd., Class A*	28,100	47

China Galaxy Securities Co. Ltd., Class A	66,700	111

China Galaxy Securities Co. Ltd., Class H	723,500	355

China Gas Holdings Ltd.	600,895	542

China Great Wall Securities Co. Ltd., Class A	36,100	37

China Greatwall Technology Group Co. Ltd., Class A	30,000	41

China Hongqiao Group Ltd.	506,000	570

China Huishan Dairy Holdings Co. Ltd.(2) *	1,922,380	—

China International Capital Corp. Ltd., Class A	32,300	144

China International Capital Corp. Ltd., Class H	294,800	350

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

China Jushi Co. Ltd., Class A	51,222	$76

China Life Insurance Co. Ltd., Class A	35,600	140

China Life Insurance Co. Ltd., Class H	1,617,544	1,944

China Literature Ltd.*	87,600	293

China Longyuan Power Group Corp. Ltd., Class H	765,473	539

China Medical System Holdings Ltd.	286,000	300

China Mengniu Dairy Co. Ltd.*	662,870	1,426

China Merchants Bank Co. Ltd., Class A	257,679	1,148

China Merchants Bank Co. Ltd., Class H	838,433	3,321

China Merchants Energy Shipping Co. Ltd., Class A	109,700	121

China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	49,900	78

China Merchants Port Holdings Co. Ltd.	288,067	346

China Merchants Securities Co. Ltd., Class A	91,910	178

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	94,300	123

China Minsheng Banking Corp. Ltd., Class A	466,840	262

China Minsheng Banking Corp. Ltd., Class H	1,378,654	477

China National Building Material Co. Ltd., Class H	804,000	278

China National Chemical Engineering Co. Ltd., Class A	73,800	69

China National Medicines Corp. Ltd., Class A	11,400	52

China National Nuclear Power Co. Ltd., Class A	233,298	297

China National Software & Service Co. Ltd., Class A	10,400	45

China Northern Rare Earth Group High-Tech Co. Ltd., Class A	46,900	126

China Oilfield Services Ltd., Class H	358,757	413

China Overseas Land & Investment Ltd.	808,695	1,166

China Overseas Property Holdings Ltd.	235,000	130

China Pacific Insurance Group Co. Ltd., Class A	85,800	273

China Pacific Insurance Group Co. Ltd., Class H	553,737	971

China Petroleum & Chemical Corp., Class A	389,100	344

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 75 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

China Petroleum & Chemical Corp., Class H	5,174,628	$2,938

China Power International Development Ltd.	1,016,000	417

China Railway Group Ltd., Class A	257,500	250

China Railway Group Ltd., Class H	843,827	417

China Railway Signal & Communication Corp. Ltd., Class A	110,341	86

China Rare Earth Resources And Technology Co. Ltd., Class A	14,300	54

China Resources Beer Holdings Co. Ltd.	342,948	1,591

China Resources Gas Group Ltd.	204,458	652

China Resources Land Ltd.	697,432	2,210

China Resources Microelectronics Ltd., Class A	19,967	108

China Resources Mixc Lifestyle Services Ltd.	136,600	433

China Resources Pharmaceutical Group Ltd.	318,000	203

China Resources Power Holdings Co. Ltd.	413,735	965

China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	14,700	106

China Ruyi Holdings Ltd.*	1,180,000	300

China Shenhua Energy Co. Ltd., Class A	89,300	483

China Shenhua Energy Co. Ltd., Class H	710,636	2,794

China Southern Airlines Co. Ltd., Class A*	149,900	116

China State Construction Engineering Corp. Ltd., Class A	487,180	353

China State Construction International Holdings Ltd.	429,600	469

China Taiping Insurance Holdings Co. Ltd.	334,304	293

China Three Gorges Renewables Group Co. Ltd., Class A	420,000	273

China Tourism Group Duty Free Corp. Ltd., Class A	21,900	259

China Tourism Group Duty Free Corp. Ltd., Class H	24,100	240

China Tower Corp. Ltd., Class H	9,380,000	1,070

China United Network Communications Ltd., Class A	436,900	282

China Vanke Co. Ltd., Class A	108,300	135

China Vanke Co. Ltd., Class H	501,372	348

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

China XD Electric Co. Ltd., Class A	84,400	$64

China Yangtze Power Co. Ltd., Class A	309,700	1,068

China Zhenhua Group Science & Technology Co. Ltd., Class A	5,900	44

China Zheshang Bank Co. Ltd., Class A	252,330	104

Chongqing Brewery Co. Ltd., Class A	5,300	47

Chongqing Changan Automobile Co. Ltd., Class A	104,368	243

Chongqing Rural Commercial Bank Co. Ltd., Class A	136,800	88

Chongqing Taiji Industry Group Co. Ltd., Class A*	6,900	32

Chongqing Zhifei Biological Products Co. Ltd., Class A	28,850	179

Chow Tai Fook Jewellery Group Ltd.	427,400	631

CITIC Ltd.	1,226,803	1,181

CITIC Securities Co. Ltd., Class A	162,045	430

CITIC Securities Co. Ltd., Class H	372,400	614

CMOC Group Ltd., Class A	236,400	272

CMOC Group Ltd., Class H	735,000	625

CNGR Advanced Material Co. Ltd., Class A	7,502	55

CNPC Capital Co. Ltd., Class A	68,400	54

Contemporary Amperex Technology Co. Ltd., Class A	55,440	1,459

COSCO SHIPPING Development Co. Ltd., Class A	118,200	38

COSCO SHIPPING Energy Transportation Co. Ltd., Class A	35,700	83

COSCO SHIPPING Energy Transportation Co. Ltd., Class H	266,000	275

COSCO SHIPPING Holdings Co. Ltd., Class A	191,780	275

COSCO SHIPPING Holdings Co. Ltd., Class H	611,150	642

COSCO SHIPPING Ports Ltd.	293,886	161

Country Garden Holdings Co. Ltd.*	2,548,886	158

Country Garden Services Holdings Co. Ltd.	452,000	290

CRRC Corp. Ltd., Class A	287,200	271

CRRC Corp. Ltd., Class H	956,000	516

CSC Financial Co. Ltd., Class A	53,600	163

CSPC Innovation Pharmaceutical Co. Ltd., Class A	12,600	65

CSPC Pharmaceutical Group Ltd.	1,863,360	1,468

See Notes to the Financial Statements.

EQUITY FUNDS  76  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

CSSC Science & Technology Co. Ltd., Class A	19,600	$44

Daqin Railway Co. Ltd., Class A	194,400	198

DaShenLin Pharmaceutical Group Co. Ltd., Class A	17,092	50

Datang International Power Generation Co. Ltd., Class A	57,100	23

Dong-E-E-Jiao Co. Ltd., Class A	3,800	32

Dongfang Electric Corp. Ltd., Class A	31,200	68

Dongfeng Motor Group Co. Ltd., Class H	491,169	205

Dongxing Securities Co. Ltd., Class A	55,700	62

East Buy Holding Ltd.*	90,000	239

East Money Information Co. Ltd., Class A	203,124	362

Eastroc Beverage Group Co. Ltd., Class A	2,600	67

Ecovacs Robotics Co. Ltd., Class A	8,100	40

Empyrean Technology Co. Ltd., Class A	3,700	43

ENN Energy Holdings Ltd.	165,479	1,278

ENN Natural Gas Co. Ltd., Class A	31,600	85

Eoptolink Technology, Inc. Ltd., Class A	7,700	71

Eve Energy Co. Ltd., Class A	27,496	149

Everbright Securities Co. Ltd., Class A	44,198	100

Everdisplay Optronics Shanghai Co. Ltd., Class A*	140,978	42

Fangda Carbon New Material Co. Ltd., Class A*	55,582	37

Far East Horizon Ltd.	415,000	308

FAW Jiefang Group Co. Ltd., Class A*	48,500	61

First Capital Securities Co. Ltd., Class A	72,300	54

Flat Glass Group Co. Ltd., Class A	23,600	93

Flat Glass Group Co. Ltd., Class H	97,000	236

Focus Media Information Technology Co. Ltd., Class A	172,400	156

Foshan Haitian Flavouring & Food Co. Ltd., Class A	61,158	333

Fosun International Ltd.	546,865	285

Founder Securities Co. Ltd., Class A	91,300	103

Foxconn Industrial Internet Co. Ltd., Class A	172,600	544

Fujian Sunner Development Co. Ltd., Class A	23,000	52

Fuyao Glass Industry Group Co. Ltd., Class A	24,792	148

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Fuyao Glass Industry Group Co. Ltd., Class H	129,600	$653

GalaxyCore, Inc., Class A	40,726	94

Ganfeng Lithium Group Co. Ltd., Class A	27,140	137

Ganfeng Lithium Group Co. Ltd., Class H	78,720	241

GCL Technology Holdings Ltd.	4,660,000	763

GD Power Development Co. Ltd., Class A	242,200	169

Geely Automobile Holdings Ltd.	1,273,641	1,500

GEM Co. Ltd., Class A	131,300	114

Genscript Biotech Corp.*	260,000	482

GF Securities Co. Ltd., Class A	77,893	144

GF Securities Co. Ltd., Class H	223,000	231

Giant Biogene Holding Co. Ltd.*	66,000	359

Giant Network Group Co. Ltd., Class A	20,700	34

GigaDevice Semiconductor, Inc., Class A	8,880	88

Ginlong Technologies Co. Ltd., Class A	4,450	37

GoerTek, Inc., Class A	41,300	91

Goldwind Science & Technology Co. Ltd., Class A	42,100	44

Goneo Group Co. Ltd., Class A	4,500	64

GoodWe Technologies Co. Ltd., Class A	1,993	28

Gotion High-tech Co. Ltd., Class A*	24,200	68

Great Wall Motor Co. Ltd., Class A	35,500	112

Great Wall Motor Co. Ltd., Class H	472,296	526

Gree Electric Appliances, Inc. of Zhuhai, Class A	38,800	211

Greenland Holdings Corp. Ltd., Class A*	107,900	29

GRG Banking Equipment Co. Ltd., Class A	43,100	72

Guangdong Haid Group Co. Ltd., Class A	22,400	137

Guangdong HEC Technology Holding Co. Ltd., Class A*	48,500	59

Guangdong Investment Ltd.	646,514	277

Guanghui Energy Co. Ltd., Class A	80,900	83

Guangzhou Automobile Group Co. Ltd., Class A	68,100	83

Guangzhou Automobile Group Co. Ltd., Class H	683,664	280

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 77 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Guangzhou Baiyun International Airport Co. Ltd., Class A*	21,600	$30

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	22,500	90

Guangzhou Haige Communications Group, Inc. Co., Class A	40,500	62

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	7,100	55

Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	8,200	39

Guangzhou Tinci Materials Technology Co. Ltd., Class A	22,180	68

Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A	37,347	29

Guolian Securities Co. Ltd., Class A*	13,800	22

Guosen Securities Co. Ltd., Class A	81,200	94

Guotai Junan Securities Co. Ltd., Class A	105,500	202

Guoyuan Securities Co. Ltd., Class A	120,360	109

H World Group Ltd. ADR	45,365	1,756

Haidilao International Holding Ltd.	363,000	821

Haier Smart Home Co. Ltd., Class A	78,097	270

Haier Smart Home Co. Ltd., Class H	514,000	1,601

Hainan Airlines Holding Co. Ltd., Class A*	459,200	87

Hainan Airport Infrastructure Co. Ltd., Class A*	122,100	59

Haitian International Holdings Ltd.	122,000	355

Haitong Securities Co. Ltd., Class A	119,900	144

Haitong Securities Co. Ltd., Class H	686,033	328

Hang Zhou Great Star Industrial Co. Ltd., Class A	15,800	55

Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	40,800	38

Hangzhou Chang Chuan Technology Co. Ltd., Class A	8,600	40

Hangzhou First Applied Material Co. Ltd., Class A	24,757	97

Hangzhou Oxygen Plant Group Co. Ltd., Class A	11,900	48

Hangzhou Robam Appliances Co. Ltd., Class A	7,600	25

Hangzhou Silan Microelectronics Co. Ltd., Class A	17,200	46

Hangzhou Tigermed Consulting Co. Ltd., Class A	1,200	9

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Hansoh Pharmaceutical Group Co. Ltd.	244,000	$483

Haohua Chemical Science & Technology Co. Ltd., Class A	11,700	54

Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	10,500	37

Heilongjiang Agriculture Co. Ltd., Class A	30,600	52

Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A	34,200	94

Henan Shuanghui Investment & Development Co. Ltd., Class A	47,600	173

Hengan International Group Co. Ltd.	141,398	446

Hengdian Group DMEGC Magnetics Co. Ltd., Class A	23,700	48

Hengli Petrochemical Co. Ltd., Class A*	104,160	201

Hengtong Optic-electric Co. Ltd., Class A	37,800	65

Hengyi Petrochemical Co. Ltd., Class A*	57,330	52

Hesteel Co. Ltd., Class A	142,400	42

Hisense Visual Technology Co. Ltd., Class A	15,100	50

Hithink RoyalFlush Information Network Co. Ltd., Class A	6,100	111

HLA Group Corp. Ltd., Class A	53,800	67

Hongfa Technology Co. Ltd., Class A	2,880	10

Hoshine Silicon Industry Co. Ltd., Class A	10,900	74

Hoymiles Power Electronics, Inc., Class A	1,601	48

Hua Hong Semiconductor Ltd.*	127,000	248

Huadian Power International Corp. Ltd., Class A	84,100	80

Huadong Medicine Co. Ltd., Class A	22,720	97

Huafon Chemical Co. Ltd., Class A	111,100	103

Huagong Tech Co. Ltd., Class A	10,600	50

Huaibei Mining Holdings Co. Ltd., Class A	35,200	81

Hualan Biological Engineering, Inc., Class A	26,070	73

Huaneng Power International, Inc., Class A*	148,100	192

Huaneng Power International, Inc., Class H*	872,501	514

Huatai Securities Co. Ltd., Class A	106,100	206

Huatai Securities Co. Ltd., Class H	261,000	298

Huaxia Bank Co. Ltd., Class A	156,390	140

See Notes to the Financial Statements.

EQUITY FUNDS  78  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Huayu Automotive Systems Co. Ltd., Class A	42,200	$98

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	13,900	72

Huizhou Desay Sv Automotive Co. Ltd., Class A	5,200	90

Humanwell Healthcare Group Co. Ltd., Class A	22,400	60

Hunan Valin Steel Co. Ltd., Class A	101,900	75

Hundsun Technologies, Inc., Class A	23,645	74

Hwatsing Technology Co. Ltd., Class A	1,706	41

Hygeia Healthcare Holdings Co. Ltd.	70,800	289

Hygon Information Technology Co. Ltd., Class A	24,003	257

IEIT Systems Co. Ltd., Class A	17,856	106

Iflytek Co. Ltd., Class A	24,300	164

Imeik Technology Development Co. Ltd., Class A	3,000	143

Industrial & Commercial Bank of China Ltd., Class A	786,800	575

Industrial & Commercial Bank of China Ltd., Class H	13,974,023	7,041

Industrial Bank Co. Ltd., Class A	275,200	601

Industrial Securities Co. Ltd., Class A	126,400	95

Ingenic Semiconductor Co. Ltd., Class A	4,200	36

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	580,400	128

Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	29,200	68

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	190,600	97

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	77,100	298

Inner Mongolia Yitai Coal Co. Ltd., Class B	224,800	429

Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	53,900	43

Innovent Biologics, Inc.*	252,500	1,219

iQIYI, Inc. ADR*	99,912	423

iRay Technology Co. Ltd., Class A	1,359	41

Isoftstone Information Technology Group Co. Ltd., Class A*	10,100	65

JA Solar Technology Co. Ltd., Class A	41,916	101

Jason Furniture Hangzhou Co. Ltd., Class A	8,450	43

JCET Group Co. Ltd., Class A	14,600	57

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

JD Health International, Inc.*	233,950	$830

JD Logistics, Inc.*	467,500	477

JD.com, Inc., Class A	498,216	6,778

Jiangsu Eastern Shenghong Co. Ltd., Class A	89,900	125

Jiangsu Expressway Co. Ltd., Class H	260,000	266

Jiangsu Hengli Hydraulic Co. Ltd., Class A	16,468	114

Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	84,285	536

Jiangsu King’s Luck Brewery JSC Ltd., Class A	21,600	175

Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	13,100	41

Jiangsu Pacific Quartz Co. Ltd., Class A	4,900	61

Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	34,400	52

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	18,800	254

Jiangsu Yangnong Chemical Co. Ltd., Class A	6,110	43

Jiangsu Yoke Technology Co. Ltd., Class A	7,700	59

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	23,400	111

Jiangsu Zhongtian Technology Co. Ltd., Class A	40,200	78

Jiangxi Copper Co. Ltd., Class A	33,099	107

Jiangxi Copper Co. Ltd., Class H	240,000	409

Jiangxi Special Electric Motor Co. Ltd., Class A*	26,300	34

Jinduicheng Molybdenum Co. Ltd., Class A	33,100	52

Jinko Solar Co. Ltd., Class A	139,783	160

JiuGui Liquor Co. Ltd., Class A	3,200	25

Jizhong Energy Resources Co. Ltd., Class A	54,400	57

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	34,700	52

Jointown Pharmaceutical Group Co. Ltd., Class A	48,603	54

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A*	8,400	31

Juneyao Airlines Co. Ltd., Class A*	25,900	44

Kangmei Pharmaceutical Co. Ltd., Class A(2) *	4,952	—

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 79 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Kanzhun Ltd. ADR	48,386	$848

KE Holdings, Inc. ADR	142,339	1,954

Keda Industrial Group Co. Ltd., Class A	29,800	43

Kingboard Holdings Ltd.	139,500	284

Kingdee International Software Group Co. Ltd.*	655,000	741

Kingnet Network Co. Ltd., Class A	29,000	44

Kingsoft Corp. Ltd.	194,303	601

Kuaishou Technology*	497,600	3,124

Kuang-Chi Technologies Co. Ltd., Class A*	32,000	99

Kunlun Energy Co. Ltd.	837,230	699

Kunlun Tech Co. Ltd., Class A*	13,900	77

Kweichow Moutai Co. Ltd., Class A	16,095	3,792

LB Group Co. Ltd., Class A	29,400	77

Lenovo Group Ltd.	1,720,000	1,994

Lens Technology Co. Ltd., Class A	60,300	114

Lepu Medical Technology Beijing Co. Ltd., Class A	17,300	33

Li Auto, Inc., Class A*	243,430	3,732

Li Ning Co. Ltd.	498,000	1,325

Liaoning Port Co. Ltd., Class A	253,500	49

Lingyi iTech Guangdong Co., Class A	107,200	81

Livzon Pharmaceutical Group, Inc., Class A	10,600	54

Longfor Group Holdings Ltd.	445,169	632

LONGi Green Energy Technology Co. Ltd., Class A	97,669	264

Luxshare Precision Industry Co. Ltd., Class A	85,305	347

Luzhou Laojiao Co. Ltd., Class A	18,900	483

Mango Excellent Media Co. Ltd., Class A	22,070	74

Maxscend Microelectronics Co. Ltd., Class A	6,780	95

Meihua Holdings Group Co. Ltd., Class A	45,200	64

Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	55,676	39

Meituan, Class B*	1,083,018	13,379

Metallurgical Corp. of China Ltd., Class A	198,300	92

MGI Tech Co. Ltd., Class A	7,450	61

Midea Group Co. Ltd., Class A	45,700	406

Ming Yang Smart Energy Group Ltd., Class A	30,600	40

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

MINISO Group Holding Ltd., Class A	82,636	$426

Montage Technology Co. Ltd., Class A	13,959	89

Muyuan Foods Co. Ltd., Class A	65,378	390

Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	23,775	37

Nanjing Securities Co. Ltd., Class A	49,300	53

NARI Technology Co. Ltd., Class A	96,306	324

National Silicon Industry Group Co. Ltd., Class A*	53,705	98

NAURA Technology Group Co. Ltd., Class A	6,400	271

NetEase, Inc.	413,875	8,601

New China Life Insurance Co. Ltd., Class A	18,600	77

New China Life Insurance Co. Ltd., Class H	169,852	301

New Hope Liuhe Co. Ltd., Class A*	63,200	83

New Oriental Education & Technology Group, Inc.*	310,020	2,702

Ninestar Corp., Class A	19,800	64

Ningbo Deye Technology Co. Ltd., Class A	4,140	52

Ningbo Joyson Electronic Corp., Class A	10,600	25

Ningbo Orient Wires & Cables Co. Ltd., Class A	6,900	42

Ningbo Sanxing Medical Electric Co. Ltd., Class A	23,000	91

Ningbo Shanshan Co. Ltd., Class A	25,600	42

Ningbo Tuopu Group Co. Ltd., Class A	13,100	115

Ningxia Baofeng Energy Group Co. Ltd., Class A	79,400	180

NIO, Inc. ADR*	285,650	1,285

Nongfu Spring Co. Ltd., Class H	436,000	2,356

Offcn Education Technology Co. Ltd., Class A*	84,800	35

Offshore Oil Engineering Co. Ltd., Class A	50,500	47

OFILM Group Co. Ltd., Class A*	34,800	50

Oppein Home Group, Inc., Class A	6,220	55

Orient Securities Co. Ltd., Class A	102,839	117

Oriental Pearl Group Co. Ltd., Class A	44,100	44

Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	82,300	35

PDD Holdings, Inc. ADR*	127,424	14,813

People.cn Co. Ltd., Class A	12,400	45

See Notes to the Financial Statements.

EQUITY FUNDS  80  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

People’s Insurance Co. Group of China (The) Ltd., Class A	69,700	$50

People’s Insurance Co. Group of China (The) Ltd., Class H	1,931,535	617

Perfect World Co. Ltd., Class A	15,050	22

PetroChina Co. Ltd., Class A	269,900	369

PetroChina Co. Ltd., Class H	4,491,438	3,842

Pharmaron Beijing Co. Ltd., Class A	19,125	54

PICC Property & Casualty Co. Ltd., Class H	1,499,359	1,977

Ping An Bank Co. Ltd., Class A	252,400	367

Ping An Insurance Group Co. of China Ltd., Class A	133,035	751

Ping An Insurance Group Co. of China Ltd., Class H	1,426,906	6,070

Piotech, Inc., Class A	2,839	74

Poly Developments and Holdings Group Co. Ltd., Class A	158,200	200

Pop Mart International Group Ltd.	95,200	350

Postal Savings Bank of China Co. Ltd., Class A	329,200	216

Postal Savings Bank of China Co. Ltd., Class H	1,726,000	903

Power Construction Corp. of China Ltd., Class A	233,100	160

Qi An Xin Technology Group, Inc., Class A*	7,306	32

Qifu Technology, Inc. ADR	25,791	475

Qinghai Salt Lake Industry Co. Ltd., Class A*	69,700	155

Range Intelligent Computing Technology Group Co. Ltd., Class A	13,700	59

Risen Energy Co. Ltd., Class A	15,400	31

Rockchip Electronics Co. Ltd., Class A	5,300	37

Rongsheng Petrochemical Co. Ltd., Class A	129,100	197

SAIC Motor Corp. Ltd., Class A	97,593	203

Sailun Group Co. Ltd., Class A	48,300	98

Sanan Optoelectronics Co. Ltd., Class A	54,200	91

Sangfor Technologies, Inc., Class A*	4,400	38

Sany Heavy Equipment International Holdings Co. Ltd.	202,000	130

Sany Heavy Industry Co. Ltd., Class A	116,800	236

Satellite Chemical Co. Ltd., Class A*	43,761	112

SDIC Capital Co. Ltd., Class A	96,000	86

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

SDIC Power Holdings Co. Ltd., Class A	78,900	$164

Seazen Holdings Co. Ltd., Class A*	25,694	34

Seres Group Co. Ltd., Class A*	16,300	196

SF Holding Co. Ltd., Class A	64,900	327

SG Micro Corp., Class A	5,850	53

Shaanxi Coal Industry Co. Ltd., Class A	128,700	447

Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	32,550	42

Shandong Gold Mining Co. Ltd., Class A	45,337	177

Shandong Gold Mining Co. Ltd., Class H	160,500	327

Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	11,800	58

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	27,340	99

Shandong Linglong Tyre Co. Ltd., Class A	17,500	50

Shandong Nanshan Aluminum Co. Ltd., Class A	171,500	81

Shandong Sun Paper Industry JSC Ltd., Class A	32,500	65

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	500,516	313

Shanghai Aiko Solar Energy Co. Ltd., Class A	24,500	46

Shanghai Bairun Investment Holding Group Co. Ltd., Class A	14,640	36

Shanghai Baosight Software Co. Ltd., Class A	20,400	107

Shanghai Baosight Software Co. Ltd., Class B	133,444	272

Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	2,162	82

Shanghai Construction Group Co. Ltd., Class A	87,900	28

Shanghai Electric Group Co. Ltd., Class A*	161,200	94

Shanghai Electric Power Co. Ltd., Class A	45,700	55

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	25,300	81

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	113,000	185

Shanghai International Airport Co. Ltd., Class A*	17,200	86

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 81 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Shanghai International Port Group Co. Ltd., Class A	109,600	$81

Shanghai Jinjiang International Hotels Co. Ltd., Class A	12,600	48

Shanghai Junshi Biosciences Co. Ltd., Class A*	9,421	35

Shanghai Lingang Holdings Corp. Ltd., Class A	52,380	71

Shanghai M&G Stationery, Inc., Class A	10,400	52

Shanghai Moons’ Electric Co. Ltd., Class A	4,700	37

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	37,200	87

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	181,747	263

Shanghai Pudong Development Bank Co. Ltd., Class A	418,692	413

Shanghai Putailai New Energy Technology Co. Ltd., Class A	25,752	69

Shanghai RAAS Blood Products Co. Ltd., Class A	94,600	93

Shanghai Rural Commercial Bank Co. Ltd., Class A	113,200	106

Shanghai United Imaging Healthcare Co. Ltd., Class A	10,770	193

Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	54,500	46

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	16,700	46

Shanxi Coal International Energy Group Co. Ltd., Class A	20,300	48

Shanxi Coking Coal Energy Group Co. Ltd., Class A	79,120	113

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	36,200	104

Shanxi Meijin Energy Co. Ltd., Class A*	56,000	51

Shanxi Taigang Stainless Steel Co. Ltd., Class A	87,300	43

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	14,960	507

Shede Spirits Co. Ltd., Class A	3,500	37

Shenergy Co. Ltd., Class A	41,700	46

Shengyi Technology Co. Ltd., Class A	26,300	63

Shennan Circuits Co. Ltd., Class A	7,480	92

Shenwan Hongyuan Group Co. Ltd., Class A	312,200	193

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Shenzhen Capchem Technology Co. Ltd., Class A	10,260	$49

Shenzhen Energy Group Co. Ltd., Class A	58,255	57

Shenzhen Goodix Technology Co. Ltd., Class A*	4,900	40

Shenzhen Inovance Technology Co. Ltd., Class A	18,900	160

Shenzhen Kaifa Technology Co. Ltd., Class A	16,100	31

Shenzhen Kangtai Biological Products Co. Ltd., Class A	11,360	34

Shenzhen Kedali Industry Co. Ltd., Class A	3,500	40

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	16,000	623

Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	9,800	90

Shenzhen Overseas Chinese Town Co. Ltd., Class A*	112,400	42

Shenzhen S.C. New Energy Technology Corp., Class A	6,000	49

Shenzhen S.E.D Industry Co. Ltd., Class A	10,300	26

Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	18,000	73

Shenzhen Transsion Holdings Co. Ltd., Class A	10,391	242

Shenzhen YUTO Packaging Technology Co. Ltd., Class A	14,500	50

Shenzhou International Group Holdings Ltd.	173,300	1,644

Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	18,940	53

Sichuan Changhong Electric Co. Ltd., Class A	61,100	46

Sichuan Chuantou Energy Co. Ltd., Class A	56,000	129

Sichuan Hebang Biotechnology Co. Ltd., Class A	135,700	43

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	13,800	58

Sichuan Road and Bridge Group Co. Ltd., Class A	101,600	107

Sichuan Swellfun Co. Ltd., Class A	4,700	31

Sieyuan Electric Co. Ltd., Class A	11,000	91

Silergy Corp.	70,000	717

See Notes to the Financial Statements.

EQUITY FUNDS  82  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Sinolink Securities Co. Ltd., Class A	36,600	$43

Sinoma International Engineering Co., Class A	22,900	36

Sinoma Science & Technology Co. Ltd., Class A	26,300	56

Sinomine Resource Group Co. Ltd., Class A	9,800	50

Sinopharm Group Co. Ltd., Class H	282,714	725

Sinotruk Hong Kong Ltd.	148,500	365

Skshu Paint Co. Ltd., Class A*	3,080	14

Smoore International Holdings Ltd.	422,000	360

Songcheng Performance Development Co. Ltd., Class A	24,100	34

SooChow Securities Co. Ltd., Class A	45,943	44

Southwest Securities Co. Ltd., Class A	103,600	56

Spring Airlines Co. Ltd., Class A*	10,100	77

StarPower Semiconductor Ltd., Class A	1,900	37

Sungrow Power Supply Co. Ltd., Class A	20,000	287

Sunny Optical Technology Group Co. Ltd.	149,625	765

Sunresin New Materials Co. Ltd., Class A	4,800	30

Sunwoda Electronic Co. Ltd., Class A	17,800	34

SUPCON Technology Co. Ltd., Class A	8,381	54

Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	25,700	52

Suzhou Maxwell Technologies Co. Ltd., Class A	3,648	53

Suzhou TFC Optical Communication Co. Ltd., Class A	4,500	94

TAL Education Group ADR*	91,914	1,043

TBEA Co. Ltd., Class A	66,690	141

TCL Technology Group Corp., Class A*	266,410	172

TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	52,750	86

Tencent Holdings Ltd.	1,410,089	55,028

Tencent Music Entertainment Group ADR*	156,935	1,756

Thunder Software Technology Co. Ltd., Class A	6,900	49

Tianfeng Securities Co. Ltd., Class A*	107,300	43

Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	11,300	38

Tianma Microelectronics Co. Ltd., Class A*	25,400	29

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Tianqi Lithium Corp., Class A	18,800	$125

Tianshan Aluminum Group Co. Ltd., Class A	36,700	33

Tianshui Huatian Technology Co. Ltd., Class A	27,200	30

Tingyi Cayman Islands Holding Corp.	422,435	463

Tongcheng Travel Holdings Ltd.*	264,800	700

TongFu Microelectronics Co. Ltd., Class A	22,400	70

Tongkun Group Co. Ltd., Class A*	24,900	47

Tongling Nonferrous Metals Group Co. Ltd., Class A	159,700	88

Tongwei Co. Ltd., Class A	62,300	214

Topchoice Medical Corp., Class A*	4,700	39

Topsports International Holdings Ltd.	402,000	269

TravelSky Technology Ltd., Class H	194,000	235

Trina Solar Co. Ltd., Class A	28,251	93

Trip.com Group Ltd.*	118,423	5,226

Tsinghua Tongfang Co. Ltd., Class A*	42,000	38

Tsingtao Brewery Co. Ltd., Class A	8,300	96

Tsingtao Brewery Co. Ltd., Class H	133,767	921

Unigroup Guoxin Microelectronics Co. Ltd., Class A*	10,479	94

Unisplendour Corp. Ltd., Class A*	32,948	99

Universal Scientific Industrial Shanghai Co. Ltd., Class A	23,900	46

Verisilicon Microelectronics Shanghai Co. Ltd., Class A*	5,183	25

Vipshop Holdings Ltd. ADR	76,726	1,270

Walvax Biotechnology Co. Ltd., Class A	20,500	44

Wanda Film Holding Co. Ltd., Class A*	31,200	66

Wanhua Chemical Group Co. Ltd., Class A	41,300	473

Want Want China Holdings Ltd.	1,002,870	592

Weichai Power Co. Ltd., Class A	93,300	215

Weichai Power Co. Ltd., Class H	403,812	770

Weihai Guangwei Composites Co. Ltd., Class A	12,640	53

Wens Foodstuffs Group Co. Ltd., Class A	82,200	216

Western Mining Co. Ltd., Class A	37,500	100

Western Securities Co. Ltd., Class A	61,100	59

Western Superconducting Technologies Co. Ltd., Class A	8,653	44

Will Semiconductor Co. Ltd. Shanghai, Class A	13,935	190

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 83 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Wingtech Technology Co. Ltd., Class A*	14,600	$74

Wintime Energy Group Co. Ltd., Class A*	307,400	57

Wuchan Zhongda Group Co. Ltd., Class A	54,900	33

Wuhan Guide Infrared Co. Ltd., Class A	42,825	43

Wuliangye Yibin Co. Ltd., Class A	49,300	1,047

WUS Printed Circuit Kunshan Co. Ltd., Class A	28,180	118

WuXi AppTec Co. Ltd., Class A	33,892	217

WuXi AppTec Co. Ltd., Class H	74,611	354

Wuxi Biologics Cayman, Inc.*	813,000	1,461

XCMG Construction Machinery Co. Ltd., Class A	159,500	140

Xiamen C & D, Inc., Class A	40,800	58

Xiamen Faratronic Co. Ltd., Class A	3,200	44

Xiamen Tungsten Co. Ltd., Class A	21,200	57

Xiaomi Corp., Class B*	3,251,600	6,741

Xinjiang Daqo New Energy Co. Ltd., Class A	19,509	73

Xinyi Solar Holdings Ltd.	1,052,318	820

XPeng, Inc., Class A*	246,458	968

Yadea Group Holdings Ltd.	264,000	428

Yangzhou Yangjie Electronic

Technology Co. Ltd., Class A	7,600	39

Yankuang Energy Group Co. Ltd., Class A	55,550	183

Yankuang Energy Group Co. Ltd., Class H	464,707	977

Yantai Jereh Oilfield Services Group Co. Ltd., Class A	15,500	65

Yealink Network Technology Corp. Ltd., Class A	8,540	31

Yifeng Pharmacy Chain Co. Ltd., Class A	10,858	60

Yihai Kerry Arawana Holdings Co. Ltd., Class A	20,200	84

Yintai Gold Co. Ltd., Class A	38,800	97

Yonghui Superstores Co. Ltd., Class A*	116,100	37

YongXing Special Materials Technology Co. Ltd., Class A	5,720	38

Yonyou Network Technology Co. Ltd., Class A	42,835	71

Youngor Fashion Co. Ltd., Class A	48,800	48

YTO Express Group Co. Ltd., Class A	41,800	90

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Yuexiu Property Co. Ltd.	298,180	$165

Yum China Holdings, Inc.	86,288	3,433

Yunda Holding Co. Ltd., Class A	41,450	42

Yunnan Aluminium Co. Ltd., Class A	72,700	139

Yunnan Baiyao Group Co. Ltd., Class A	21,700	153

Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	2,700	22

Yunnan Chihong Zinc&Germanium Co. Ltd., Class A	68,200	54

Yunnan Energy New Material Co. Ltd., Class A	11,400	66

Yunnan Tin Co. Ltd., Class A	15,600	33

Yunnan Yuntianhua Co. Ltd., Class A	20,000	53

Yutong Bus Co. Ltd., Class A	27,900	77

Zai Lab Ltd.*	187,160	302

Zangge Mining Co. Ltd., Class A	18,500	81

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	9,693	306

Zhaojin Mining Industry Co. Ltd., Class H	257,500	353

Zhejiang Century Huatong Group Co. Ltd., Class A*	110,860	72

Zhejiang China Commodities City Group Co. Ltd., Class A	86,100	103

Zhejiang Chint Electrics Co. Ltd., Class A	28,994	81

Zhejiang Dahua Technology Co. Ltd., Class A	31,600	83

Zhejiang Dingli Machinery Co. Ltd., Class A	8,340	66

Zhejiang Expressway Co. Ltd., Class H	380,625	244

Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	23,210	41

Zhejiang Huayou Cobalt Co. Ltd., Class A	20,515	77

Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	17,200	82

Zhejiang Juhua Co. Ltd., Class A	32,100	105

Zhejiang Leapmotor Technology Co. Ltd.*	101,500	341

Zhejiang Longsheng Group Co. Ltd., Class A	50,300	59

Zhejiang NHU Co. Ltd., Class A	42,448	98

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	18,600	61

Zhejiang Supor Co. Ltd., Class A	4,700	38

See Notes to the Financial Statements.

EQUITY FUNDS  84  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

China – 23.9% continued

Zhejiang Weiming Environment

Protection Co. Ltd., Class A	19,250	$49

Zhejiang Weixing New Building

Materials Co. Ltd., Class A	22,500	48

Zhejiang Zheneng Electric Power Co. Ltd., Class A*	112,600	104

Zheshang Securities Co. Ltd., Class A	41,500	65

ZhongAn Online P&C Insurance Co. Ltd., Class H*	153,100	245

Zhongji Innolight Co. Ltd., Class A	12,100	262

Zhongjin Gold Corp. Ltd., Class A	45,400	83

Zhongsheng Group Holdings Ltd.	181,500	314

Zhongtai Securities Co. Ltd., Class A	59,500	55

Zhuzhou CRRC Times Electric Co. Ltd., Class A	17,880	118

Zhuzhou CRRC Times Electric Co. Ltd., Class H	87,274	277

Zijin Mining Group Co. Ltd., Class A	243,400	566

Zijin Mining Group Co. Ltd., Class H	1,192,162	2,393

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	111,600	127

ZTE Corp., Class A	60,800	235

ZTE Corp., Class H	145,317	290

ZTO Express Cayman, Inc. ADR	92,904	1,945

		386,310

Colombia – 0.1%

Bancolombia S.A.	52,736	470

Interconexion Electrica S.A. ESP	92,541	474

		944

Czech Republic – 0.1%

CEZ A.S.	33,981	1,212

Komercni Banka A.S.	15,052	539

Moneta Money Bank A.S.	71,263	310

		2,061

Egypt – 0.1%

Commercial International Bank - Egypt (CIB)	528,860	859

Eastern Co. S.A.E.	208,358	112

EFG Holding S.A.E.*	213,806	78

		1,049

Greece – 0.5%

Alpha Services and Holdings S.A.*	472,239	830

Eurobank Ergasias Services and Holdings S.A.*	548,752	1,055

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Greece – 0.5% continued

FF Group(2) *	18,664	$—

Hellenic Telecommunications

Organization S.A.	41,364	610

JUMBO S.A.	24,890	717

Motor Oil Hellas Corinth Refineries S.A.	13,583	405

Mytilineos S.A.	21,152	816

National Bank of Greece S.A.*	163,092	1,277

OPAP S.A.	39,529	711

Piraeus Financial Holdings S.A.*	230,588	964

Public Power Corp. S.A.*	45,139	566

		7,951

Hong Kong – 0.1%

Orient Overseas International Ltd.	28,000	334

Sino Biopharmaceutical Ltd.	2,163,750	836

Vinda International Holdings Ltd.	73,000	219

		1,389

Hungary – 0.2%

MOL Hungarian Oil & Gas PLC	94,692	768

OTP Bank Nyrt.	48,066	2,212

Richter Gedeon Nyrt.	29,538	749

		3,729

India – 16.8%

ABB India Ltd.	11,770	898

Adani Enterprises Ltd.	35,632	1,372

Adani Green Energy Ltd.*	65,999	1,461

Adani Ports & Special Economic Zone Ltd.	114,862	1,856

Adani Power Ltd.*	164,517	1,058

Ambuja Cements Ltd.	124,516	914

APL Apollo Tubes Ltd.	35,699	642

Apollo Hospitals Enterprise Ltd.	21,835	1,667

Ashok Leyland Ltd.	311,443	640

Asian Paints Ltd.	81,592	2,785

Astral Ltd.	28,763	687

AU Small Finance Bank Ltd.	34,993	237

Aurobindo Pharma Ltd.	53,780	702

Avenue Supermarts Ltd.*	34,024	1,849

Axis Bank Ltd.	489,259	6,156

Bajaj Auto Ltd.	14,962	1,644

Bajaj Finance Ltd.	59,296	5,159

Bajaj Finserv Ltd.	82,926	1,638

Bajaj Holdings & Investment Ltd.	5,995	596

Balkrishna Industries Ltd.	16,366	455

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 85 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued
India – 16.8% continued

Bandhan Bank Ltd.	180,435	$390

Bank of Baroda	225,154	713

Berger Paints India Ltd.	65,609	451

Bharat Electronics Ltd.	787,013	1,902

Bharat Forge Ltd.	53,941	733

Bharat Heavy Electricals Ltd.	223,506	663

Bharat Petroleum Corp. Ltd.	158,444	1,145

Bharti Airtel Ltd.	482,187	7,104

Britannia Industries Ltd.	22,636	1,333

CG Power & Industrial Solutions Ltd.	131,135	851

Cholamandalam Investment and Finance Co. Ltd.	87,605	1,217

Cipla Ltd.	113,060	2,029

Coal India Ltd.	321,851	1,676

Colgate-Palmolive India Ltd.	28,569	931

Container Corp. of India Ltd.	52,152	552

Cummins India Ltd.	29,624	1,070

Dabur India Ltd.	139,430	876

Divi’s Laboratories Ltd.	24,999	1,035

DLF Ltd.	158,631	1,707

Dr. Reddy’s Laboratories Ltd.	24,883	1,839

Eicher Motors Ltd.	28,701	1,383

GAIL India Ltd.	483,423	1,050

GMR Airports Infrastructure Ltd.*	515,939	505

Godrej Consumer Products Ltd.	90,498	1,362

Godrej Properties Ltd.*	26,469	730

Grasim Industries Ltd.	55,519	1,527

Havells India Ltd.	54,058	983

HCL Technologies Ltd.	200,953	3,721

HDFC Asset Management Co. Ltd.	20,548	927

HDFC Bank Ltd.	598,873	10,419

HDFC Life Insurance Co. Ltd.	209,597	1,592

Hero MotoCorp Ltd.	25,615	1,454

Hindalco Industries Ltd.	287,866	1,934

Hindustan Aeronautics Ltd.	41,927	1,679

Hindustan Petroleum Corp. Ltd.	121,599	694

Hindustan Unilever Ltd.	176,967	4,810

ICICI Bank Ltd.	1,106,643	14,532

ICICI Lombard General Insurance Co. Ltd.	50,449	1,019

ICICI Prudential Life Insurance Co. Ltd.	75,440	551

IDFC First Bank Ltd.*	723,053	654

Indian Hotels Co. Ltd.	178,310	1,264

Indian Oil Corp. Ltd.	598,823	1,205

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued
India – 16.8% continued

Indian Railway Catering & Tourism Corp. Ltd.	52,015	$580

Indraprastha Gas Ltd.	73,339	379

IndusInd Bank Ltd.	60,244	1,124

Info Edge India Ltd.	14,949	1,003

Infosys Ltd.	707,688	12,744

InterGlobe Aviation Ltd.*	33,008	1,405

ITC Ltd.	634,302	3,259

Jindal Steel & Power Ltd.	76,574	780

Jio Financial Services Ltd.*	610,967	2,596

JSW Steel Ltd.	128,546	1,281

Jubilant Foodworks Ltd.	84,046	452

Kotak Mahindra Bank Ltd.	231,858	4,965

Larsen & Toubro Ltd.	144,703	6,532

LTIMindtree Ltd.	18,581	1,101

Lupin Ltd.	48,613	944

Macrotech Developers Ltd.	50,738	692

Mahindra & Mahindra Ltd.	197,931	4,561

Marico Ltd.	111,053	663

Maruti Suzuki India Ltd.	30,180	4,560

Max Healthcare Institute Ltd.	169,617	1,668

Mphasis Ltd.	17,176	492

MRF Ltd.	499	798

Muthoot Finance Ltd.	26,992	481

Nestle India Ltd.	72,109	2,270

NMDC Ltd.	219,796	532

NTPC Ltd.	930,229	3,759

Oil & Natural Gas Corp.Ltd.	675,420	2,171

One 97 Communications Ltd.*	59,995	291

Page Industries Ltd.	1,334	551

Persistent Systems Ltd.	20,902	1,001

Petronet LNG Ltd.	153,593	485

PI Industries Ltd.	17,566	815

Pidilite Industries Ltd.	32,313	1,168

Polycab India Ltd.	9,900	602

Power Finance Corp. Ltd.	309,229	1,448

Power Grid Corp. of India Ltd.	992,112	3,295

Punjab National Bank	470,382	702

REC Ltd.	274,345	1,493

Reliance Industries Ltd.	648,562	23,172

Samvardhana Motherson International Ltd.	530,835	746

SBI Cards & Payment Services Ltd.	63,831	522

SBI Life Insurance Co. Ltd.	97,401	1,755

See Notes to the Financial Statements.

EQUITY FUNDS  86  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

India – 16.8% continued

Shree Cement Ltd.	1,900	$585

Shriram Finance Ltd.	61,403	1,738

Siemens Ltd.	18,721	1,209

Sona Blw Precision Forgings Ltd.	92,099	780

SRF Ltd.	31,187	958

State Bank of India	379,296	3,431

Sun Pharmaceutical Industries Ltd.	204,502	3,974

Supreme Industries Ltd.	14,292	727

Suzlon Energy Ltd.*	1,839,967	892

Tata Communications Ltd.	25,879	624

Tata Consultancy Services Ltd.	192,199	8,949

Tata Consumer Products Ltd.	121,628	1,599

Tata Elxsi Ltd.	7,695	719

Tata Motors Ltd.	357,321	4,255

Tata Motors Ltd., Class A	89,738	709

Tata Power (The) Co. Ltd.	300,773	1,422

Tata Steel Ltd.	1,572,706	2,940

Tech Mahindra Ltd.	117,050	1,752

Titan Co. Ltd.	75,440	3,440

Torrent Pharmaceuticals Ltd.	22,040	687

Trent Ltd.	37,902	1,799

Tube Investments of India Ltd.	22,217	996

TVS Motor Co. Ltd.	49,774	1,284

UltraTech Cement Ltd.	24,565	2,872

Union Bank of India Ltd.	316,940	584

United Spirits Ltd.	60,392	823

UPL Ltd.	95,401	522

Varun Beverages Ltd.	99,105	1,664

Vedanta Ltd.	200,192	654

Wipro Ltd.	285,073	1,650

Yes Bank Ltd.*	2,700,028	754

Zomato Ltd.*	1,300,616	2,841

		272,299

Indonesia – 1.8%

Adaro Energy Indonesia Tbk PT	3,030,020	516

Amman Mineral Internasional PT*	1,398,800	772

Aneka Tambang Tbk	1,863,800	188

Astra International Tbk PT	4,234,060	1,376

Bank Central Asia Tbk PT	11,787,960	7,491

Bank Mandiri Persero Tbk PT	7,931,520	3,631

Bank Negara Indonesia Persero Tbk PT	3,308,918	1,233

Bank Rakyat Indonesia Persero Tbk PT	14,461,965	5,528

Barito Pacific Tbk PT	6,338,295	378

Charoen Pokphand Indonesia Tbk PT	1,455,135	482

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Indonesia – 1.8% continued

GoTo Gojek Tokopedia Tbk PT*	175,433,200	$765

Indah Kiat Pulp & Paper Tbk PT	484,000	292

Indofood CBP Sukses Makmur Tbk PT	496,300	363

Indofood Sukses Makmur Tbk PT	931,571	375

Kalbe Farma Tbk PT	4,953,980	461

Merdeka Copper Gold Tbk PT*	1,969,563	284

Sarana Menara Nusantara Tbk PT	4,931,800	268

Semen Indonesia Persero Tbk PT	729,268	272

Sumber Alfaria Trijaya Tbk PT	4,112,300	755

Telkom Indonesia Persero Tbk PT	10,617,862	2,329

Unilever Indonesia Tbk PT	1,408,940	240

United Tractors Tbk PT	315,671	481

		28,480

Kazakhstan – 0.0%

Polymetal International PLC(2) *	97,434	—

Kuwait – 0.8%

Agility Public Warehousing Co. K.S.C.*	342,797	728

Boubyan Bank K.S.C.P.	308,077	619

Gulf Bank K.S.C.P.	394,124	378

Kuwait Finance House K.S.C.P.	1,834,626	4,746

Mabanee Co. KPSC	158,641	404

Mobile Telecommunications Co. K.S.C.P.	419,940	673

National Bank of Kuwait S.A.K.P.	1,600,706	4,942

		12,490

Luxembourg – 0.0%

Reinet Investments S.C.A.	28,805	697

Malaysia – 1.3%

AMMB Holdings Bhd.	389,937	345

Axiata Group Bhd.	597,503	340

CELCOMDIGI Bhd.	763,300	676

CIMB Group Holdings Bhd.	1,341,217	1,882

Gamuda Bhd.	375,740	418

Genting Bhd.	474,000	471

Genting Malaysia Bhd.	658,700	378

Hong Leong Bank Bhd.	130,098	533

IHH Healthcare Bhd.	475,500	608

Inari Amertron Bhd.	569,500	389

IOI Corp. Bhd.	503,140	423

Kuala Lumpur Kepong Bhd.	106,712	506

Malayan Banking Bhd.	1,172,176	2,400

Malaysia Airports Holdings Bhd.	202,696	426

Maxis Bhd.	541,051	385

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 87 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Malaysia – 1.3% continued

MISC Bhd.	273,360	$443

MR DIY Group M Bhd.	781,600	246

Nestle Malaysia Bhd.	14,800	370

Petronas Chemicals Group Bhd.	593,200	841

Petronas Dagangan Bhd.	58,700	268

Petronas Gas Bhd.	179,500	668

PPB Group Bhd.	138,700	451

Press Metal Aluminium Holdings Bhd.	789,700	776

Public Bank Bhd.	3,106,905	2,770

QL Resources Bhd.	226,450	282

RHB Bank Bhd.	321,756	385

Sime Darby Bhd.	556,428	306

Sime Darby Plantation Bhd.	444,065	404

Telekom Malaysia Bhd.	235,186	300

Tenaga Nasional Bhd.	551,250	1,325

YTL Corp. Bhd.	708,500	394

YTL Power International Bhd.	524,000	428

		20,837

Mexico – 2.7%

Alfa S.A.B. de C.V., Class A	716,437	533

America Movil S.A.B. de C.V., Class B	4,016,249	3,755

Arca Continental S.A.B. de C.V.	108,941	1,189

Banco del Bajio S.A.	157,300	613

Cemex S.A.B. de C.V., Class CPO*	3,170,852	2,859

Coca-Cola Femsa S.A.B. de C.V.	110,922	1,077

Fibra Uno Administracion S.A. de C.V.	608,501	1,011

Fomento Economico Mexicano S.A.B.de C.V., Class UBD	418,743	5,462

Gruma S.A.B. de C.V., Class B	39,050	731

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	57,600	570

Grupo Aeroportuario del Pacifico

S.A.B. de C.V., Class B	82,132	1,341

Grupo Aeroportuario del Sureste S.A.B.de C.V., Class B	38,101	1,214

Grupo Bimbo S.A.B. de C.V., Class A	278,054	1,323

Grupo Carso S.A.B. de C.V., Class A1	118,306	1,054

Grupo Financiero Banorte S.A.B. de C.V., Class O	558,104	5,996

Grupo Financiero Inbursa S.A.B. de C.V., Class O*	407,933	1,254

Grupo Mexico S.A.B. de C.V., Class B	662,839	3,926

Industrias Penoles S.A.B. de C.V.*	45,294	640

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	300,727	725

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Mexico – 2.7% continued

Operadora De Sites Mexicanos S.A.B.de C.V., Class A	269,300	$327

Orbia Advance Corp. S.A.B. de C.V.	198,580	415

Prologis Property Mexico S.A. de C.V.	150,798	662

Promotora y Operadora de Infraestructura S.A.B. de C.V.	37,320	396

Southern Copper Corp.	17,813	1,897

Wal-Mart de Mexico S.A.B. de C.V.	1,114,627	4,527

		43,497

Peru – 0.2%

Cia de Minas Buenaventura S.A.A. ADR	43,939	698

Credicorp Ltd.	14,549	2,465

		3,163

Philippines – 0.6%

Aboitiz Equity Ventures, Inc.	350,529	292

Ayala Corp.	60,507	696

Ayala Land, Inc.	1,414,960	813

Bank of the Philippine Islands	415,965	874

BDO Unibank, Inc.	496,906	1,366

International Container Terminal Services, Inc.	213,940	1,228

JG Summit Holdings, Inc.	570,783	369

Jollibee Foods Corp.	88,723	399

Manila Electric Co.	60,360	383

Metropolitan Bank & Trust Co.	382,379	444

PLDT, Inc.	14,985	367

SM Investments Corp.	52,372	910

SM Prime Holdings, Inc.	2,143,713	1,249

Universal Robina Corp.	187,340	352

		9,742

Poland – 0.9%

Allegro.eu S.A.*	110,860	919

Bank Polska Kasa Opieki S.A.	40,016	1,819

Budimex S.A.	2,643	463

CD Projekt S.A.	14,880	436

Dino Polska S.A.*	10,277	997

KGHM Polska Miedz S.A.	29,940	856

LPP S.A.	234	896

mBank S.A.*	3,050	566

ORLEN S.A.	125,275	2,040

PGE Polska Grupa Energetyczna S.A.*	185,380	334

Powszechna Kasa Oszczednosci Bank Polski S.A.	187,345	2,780

See Notes to the Financial Statements.

EQUITY FUNDS  88  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Poland – 0.9% continued

Powszechny Zaklad Ubezpieczen S.A.	131,530	$1,608

Santander Bank Polska S.A.	7,508	1,070

		14,784

Qatar – 0.8%

Barwa Real Estate Co.	506,468	378

Commercial Bank PSQC (The)	691,000	915

Dukhan Bank	413,701	439

Industries Qatar QSC	317,494	1,042

Masraf Al Rayan QSC	1,167,821	744

Mesaieed Petrochemical Holding Co.	1,229,392	670

Ooredoo QPSC	181,848	529

Qatar Electricity & Water Co. QSC	102,123	457

Qatar Fuel QSC	131,058	528

Qatar Gas Transport Co. Ltd.	525,306	573

Qatar International Islamic Bank QSC	208,649	617

Qatar Islamic Bank S.A.Q.	380,127	1,916

Qatar National Bank QPSC	981,563	3,836

		12,644

Romania – 0.0%

NEPI Rockcastle N.V.*	121,805	841

Russia – 0.0%

Alrosa PJSC(2) (3)	695,290	—

Gazprom PJSC(2) *	3,218,050	—

Gazprom PJSC ADR(2) *	134	—

Inter RAO UES PJSC(2)	10,354,623	—

LUKOIL PJSC(2)	112,883	—

Magnit PJSC(2)	2,287	—

MMC Norilsk Nickel PJSC(2) (3)	17,106	—

Mobile TeleSystems PJSC ADR(2) *	121,420	—

Moscow Exchange MICEX-RTS PJSC(2)	419,576	—

Novatek PJSC GDR (Registered)(2) *	24,702	—

Novolipetsk Steel PJSC(2) *	408,255	—

Ozon Holdings PLC ADR(2) *	13,658	—

PhosAgro PJSC(2) *	224	—

PhosAgro PJSC GDR (Registered)(2) *	34,779	—

Polyus PJSC(2) (3) *	9,359	—

Rosneft Oil Co.PJSC(2)	318,005	—

Sberbank of Russia PJSC(2) (3)	2,882,082	—

Sberbank of Russia PJSC (Moscow

Exchange)(2) (3)	56,000	—

Severstal PAO(2) (3) *	55,330	—

Severstal PAO GDR (Registered)(2) (3) *	1,839	—

Surgutneftegas PJSC(2)	1,902,467	—

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Russia – 0.0% continued

Surgutneftegas PJSC ADR(2) *	4,629	$—

Tatneft PJSC(2)	386,254	—

TCS Group Holding PLC GDR (Registered)(2) (3) *	32,689	—

United Co. RUSAL International PJSC(2) *	832,063	—

VK IPJSC(2) *	30,900	—

VTB Bank PJSC(2) (3) *	800,566,738	—

VTB Bank PJSC GDR(2) (3) (4) *	11,036	—

VTB Bank PJSC GDR (Registered)(2) (3) *	43,343	—

X5 Retail Group N.V. GDR

(Registered)(2) *	32,705	—

Yandex N.V., Class A(2) *	83,223	—

		—

Saudi Arabia – 4.0%

ACWA Power Co.	19,842	1,730

Ades Holding Co.*	73,467	395

Advanced Petrochemical Co.	28,529	310

Al Rajhi Bank	418,473	9,183

Alinma Bank	209,448	2,376

Almarai Co. JSC	52,508	806

Arab National Bank	141,150	1,099

Arabian Internet & Communications Services Co.	4,926	499

Bank AlBilad	102,266	1,303

Bank Al-Jazira*	83,390	439

Banque Saudi Fransi	128,603	1,306

Bupa Arabia for Cooperative Insurance Co.	17,196	1,178

Co for Cooperative Insurance (The)	16,155	677

Dallah Healthcare Co.	7,196	321

Dar Al Arkan Real Estate Development Co.*	115,654	422

Dr. Sulaiman Al Habib Medical Services Group Co.	18,279	1,491

Elm Co.	5,019	1,302

Etihad Etisalat Co.	79,209	1,107

Jarir Marketing Co.	129,200	500

Mobile Telecommunications Co. Saudi Arabia	92,294	311

Mouwasat Medical Services Co.	21,228	780

Nahdi Medical Co.	8,295	325

Power & Water Utility Co. for Jubail & Yanbu	17,721	317

Riyad Bank	315,496	2,473

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 89 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Saudi Arabia – 4.0% continued

SABIC Agri-Nutrients Co.	50,972	$1,645

Sahara International Petrochemical Co.	79,921	668

Saudi Arabian Mining Co.*	274,079	3,581

Saudi Arabian Oil Co.	573,300	4,716

Saudi Aramco Base Oil Co.	11,293	466

Saudi Awwal Bank	217,153	2,316

Saudi Basic Industries Corp.	192,596	4,021

Saudi Electricity Co.	177,577	935

Saudi Industrial Investment Group	75,278	465

Saudi Investment Bank (The)	103,131	454

Saudi Kayan Petrochemical Co.*	154,954	377

Saudi National Bank (The)	629,403	6,746

Saudi Research & Media Group*	7,616	526

Saudi Tadawul Group Holding Co.	10,056	719

Saudi Telecom Co.	424,692	4,484

Savola Group (The)	54,811	823

Yanbu National Petrochemical Co.	62,162	626

		64,218

South Africa – 2.4%

Absa Group Ltd.	185,118	1,444

Anglo American Platinum Ltd.	14,335	581

Aspen Pharmacare Holdings Ltd.	79,553	921

Bid Corp. Ltd.	73,806	1,797

Bidvest Group (The) Ltd.	62,209	797

Capitec Bank Holdings Ltd.	18,700	2,069

Clicks Group Ltd.	50,471	790

Discovery Ltd.	113,496	726

Exxaro Resources Ltd.	54,905	490

FirstRand Ltd.	1,072,616	3,496

Gold Fields Ltd.	191,894	3,052

Harmony Gold Mining Co. Ltd.	121,915	1,005

Impala Platinum Holdings Ltd.	189,436	786

Kumba Iron Ore Ltd.	13,180	322

MTN Group Ltd.	363,958	1,801

Naspers Ltd., Class N	39,047	6,903

Nedbank Group Ltd.	92,793	1,120

Northam Platinum Holdings Ltd.	79,157	472

Old Mutual Ltd.	1,011,369	628

OUTsurance Group Ltd.	179,951	399

Pepkor Holdings Ltd.	450,244	448

Remgro Ltd.	108,364	699

Sanlam Ltd.	384,813	1,410

Sasol Ltd.	120,283	930

Shoprite Holdings Ltd.	105,474	1,378

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

South Africa – 2.4% continued

Sibanye Stillwater Ltd.	573,850	$662

Standard Bank Group Ltd.	287,116	2,809

Vodacom Group Ltd.	132,477	689

Woolworths Holdings Ltd.	206,381	645

		39,269

South Korea – 11.5%

Amorepacific Corp.	6,331	571

Celltrion Pharm, Inc.*	3,790	296

Celltrion, Inc.	32,714	4,646

CJ CheilJedang Corp.	1,760	384

CosmoAM&T Co. Ltd.*	5,382	640

Coway Co. Ltd.	12,355	514

DB Insurance Co. Ltd.	10,259	722

Doosan Bobcat, Inc.	11,694	463

Doosan Enerbility Co. Ltd.*	94,421	1,208

Ecopro B.M. Co. Ltd.*	10,458	2,129

Ecopro Co. Ltd.*	4,297	2,020

Ecopro Materials Co. Ltd.*	2,995	291

GS Holdings Corp.	9,250	332

Hana Financial Group, Inc.	62,983	2,699

Hanjin Kal Corp.	5,741	254

Hankook Tire & Technology Co. Ltd.	15,729	633

Hanmi Pharm Co. Ltd.	1,464	362

Hanmi Semiconductor Co. Ltd.	9,653	959

Hanon Systems	39,733	173

Hanwha Aerospace Co. Ltd.	7,420	1,127

Hanwha Ocean Co. Ltd.*	16,504	338

Hanwha Solutions Corp.	23,466	494

HD Hyundai Co. Ltd.	9,577	511

HD Hyundai Heavy Industries Co. Ltd.*	4,987	437

HD Korea Shipbuilding & Offshore

Engineering Co. Ltd.*	8,955	788

HLB, Inc.*	25,224	1,971

HMM Co. Ltd.	51,174	598

HYBE Co. Ltd.	4,356	744

Hyundai Engineering & Construction

Co. Ltd.	17,925	439

Hyundai Glovis Co. Ltd.	4,226	547

Hyundai Mobis Co. Ltd.	13,285	2,516

Hyundai Motor Co.	29,520	5,109

Hyundai Steel Co.	19,435	459

Industrial Bank of Korea	61,725	619

Kakao Corp.	66,654	2,659

KakaoBank Corp.	36,797	753

See Notes to the Financial Statements.

EQUITY FUNDS  90  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

South Korea – 11.5% continued

Kakaopay Corp.*	5,888	$168

Kangwon Land, Inc.	18,510	224

KB Financial Group, Inc.	81,511	4,208

Kia Corp.	55,433	4,538

Korea Aerospace Industries Ltd.	16,214	620

Korea Electric Power Corp.*	54,506	891

Korea Investment Holdings Co. Ltd.	8,202	406

Korea Zinc Co. Ltd.	1,697	570

Korean Air Lines Co. Ltd.	39,387	635

Krafton, Inc.*	6,084	1,116

KT Corp.	12,506	350

KT&G Corp.	21,630	1,502

Kum Yang Co. Ltd.*	7,450	640

Kumho Petrochemical Co. Ltd.	3,208	324

L&F Co. Ltd.*	5,318	688

LG Chem Ltd.	10,511	3,428

LG Corp.	20,175	1,311

LG Display Co. Ltd.*	81,265	649

LG Electronics, Inc.	23,273	1,644

LG Energy Solution Ltd.*	10,031	2,943

LG H&H Co. Ltd.	1,926	544

LG Innotek Co. Ltd.	3,250	475

LG Uplus Corp.	47,600	353

Lotte Chemical Corp.	3,780	335

Meritz Financial Group, Inc.	21,765	1,321

Mirae Asset Securities Co. Ltd.	47,497	284

NAVER Corp.	27,821	3,873

NCSoft Corp.	3,324	491

Netmarble Corp.*	5,232	241

NH Investment & Securities Co. Ltd.	31,852	277

Orion Corp.	5,064	342

POSCO Chemical Co. Ltd.	6,459	1,456

Posco DX Co. Ltd.	10,822	393

POSCO Holdings, Inc.	15,227	4,773

Posco International Corp.	10,470	411

Samsung Biologics Co. Ltd.*	3,830	2,364

Samsung C&T Corp.	17,671	2,081

Samsung Electro-Mechanics Co. Ltd.	11,787	1,302

Samsung Electronics Co. Ltd.	1,017,842	62,299

Samsung Engineering Co. Ltd.*	34,820	647

Samsung Fire & Marine Insurance Co. Ltd.	6,436	1,463

Samsung Heavy Industries Co. Ltd.*	138,813	883

Samsung Life Insurance Co. Ltd.	16,845	1,155

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

South Korea – 11.5% continued

Samsung SDI Co. Ltd.	11,754	$4,112

Samsung SDS Co. Ltd.	8,145	989

Samsung Securities Co. Ltd.	13,719	409

Shinhan Financial Group Co. Ltd.	93,865	3,207

SK Biopharmaceuticals Co. Ltd.*	6,317	430

SK Bioscience Co. Ltd.*	5,017	228

SK Hynix, Inc.	116,435	15,827

SK IE Technology Co. Ltd.*	5,586	304

SK Innovation Co. Ltd.*	12,641	1,089

SK Square Co. Ltd.*	20,721	1,216

SK Telecom Co. Ltd.	12,357	482

SK, Inc.	7,773	1,031

SKC Co. Ltd.*	3,696	305

S-Oil Corp.	9,685	565

Woori Financial Group, Inc.	127,411	1,355

Yuhan Corp.	11,499	655

		186,227

Taiwan – 16.6%

Accton Technology Corp.	109,000	1,577

Acer, Inc.	602,800	882

Advantech Co. Ltd.	99,661	1,258

Alchip Technologies Ltd.	15,873	1,657

ASE Technology Holding Co. Ltd.	655,928	3,300

Asia Cement Corp.	517,567	668

Asustek Computer, Inc.	152,546	2,047

AUO Corp.*	1,374,172	769

Catcher Technology Co. Ltd.	124,111	849

Cathay Financial Holding Co. Ltd.*	2,040,002	3,101

Chailease Holding Co. Ltd.	319,804	1,719

Chang Hwa Commercial Bank Ltd.	1,122,012	642

Cheng Shin Rubber Industry Co. Ltd.	412,184	644

China Airlines Ltd.	611,000	372

China Development Financial Holding Corp.*	3,331,143	1,452

China Steel Corp.	2,476,156	1,849

Chunghwa Telecom Co. Ltd.	808,493	3,183

Compal Electronics, Inc.	872,759	987

CTBC Financial Holding Co. Ltd.	3,752,878	3,876

Delta Electronics, Inc.	413,343	4,404

E Ink Holdings, Inc.	179,000	1,281

E.Sun Financial Holding Co. Ltd.	3,024,254	2,575

Eclat Textile Co. Ltd.	37,182	642

eMemory Technology, Inc.	14,000	1,089

Eva Airways Corp.	538,000	537

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 91 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Taiwan – 16.6% continued

Evergreen Marine Corp. Taiwan Ltd.	211,556	$1,137

Far Eastern New Century Corp.	650,789	676

Far EasTone Telecommunications Co. Ltd.	370,345	943

Feng TAY Enterprise Co. Ltd.	119,199	598

First Financial Holding Co. Ltd.	2,344,034	2,029

Formosa Chemicals & Fibre Corp.	741,499	1,279

Formosa Petrochemical Corp.	241,487	524

Formosa Plastics Corp.	804,682	1,732

Fubon Financial Holding Co. Ltd.	1,664,085	3,624

Gigabyte Technology Co. Ltd.	106,000	1,047

Global Unichip Corp.	20,000	778

Globalwafers Co. Ltd.	46,000	834

Hon Hai Precision Industry Co. Ltd.	2,667,942	12,505

Hotai Motor Co. Ltd.	64,118	1,288

Hua Nan Financial Holdings Co. Ltd.	1,842,210	1,333

Innolux Corp.*	1,805,822	849

Inventec Corp.	560,314	1,045

Largan Precision Co. Ltd.	21,835	1,668

Lite-On Technology Corp.	419,964	1,325

MediaTek, Inc.	325,334	12,148

Mega Financial Holding Co. Ltd.	2,445,350	3,098

Micro-Star International Co. Ltd.	151,000	800

Nan Ya Plastics Corp.	1,035,951	1,813

Nan Ya Printed Circuit Board Corp.	46,000	288

Nanya Technology Corp.	250,071	529

Nien Made Enterprise Co. Ltd.	34,000	373

Novatek Microelectronics Corp.	124,850	2,356

Pegatron Corp.	420,594	1,340

PharmaEssentia Corp.*	50,000	503

Pou Chen Corp.	477,093	539

Powerchip Semiconductor Manufacturing Corp.*	604,000	487

President Chain Store Corp.	128,220	1,068

Quanta Computer, Inc.	572,576	5,251

Realtek Semiconductor Corp.	101,457	1,775

Ruentex Development Co. Ltd.*	332,784	366

Shanghai Commercial & Savings Bank

(The) Ltd.	802,904	1,213

Shin Kong Financial Holding Co. Ltd.*	2,747,907	693

SinoPac Financial Holdings Co. Ltd.	2,306,290	1,560

Synnex Technology International Corp.	273,940	675

Taishin Financial Holding Co. Ltd.	2,336,418	1,314

Taiwan Business Bank	1,279,400	646

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Taiwan – 16.6% continued

Taiwan Cement Corp.	1,432,310	$1,439

Taiwan Cooperative Financial Holding Co. Ltd.	2,213,675	1,812

Taiwan High Speed Rail Corp.	395,000	372

Taiwan Mobile Co. Ltd.	396,076	1,275

Taiwan Semiconductor Manufacturing Co. Ltd.	5,251,749	127,833

Unimicron Technology Corp.	287,000	1,713

Uni-President Enterprises Corp.	1,032,150	2,499

United Microelectronics Corp.	2,394,043	3,905

Vanguard International Semiconductor Corp.	210,000	561

Voltronic Power Technology Corp.	15,000	769

Walsin Lihwa Corp.	622,986	731

Wan Hai Lines Ltd.	148,005	204

Winbond Electronics Corp.	682,984	580

Wistron Corp.	560,000	2,187

Wiwynn Corp.	20,000	1,419

WPG Holdings Ltd.	333,290	999

Ya Hsin Industrial Co. Ltd.(2) *	121,548	—

Yageo Corp.	74,525	1,376

Yang Ming Marine Transport Corp.	366,000	508

Yuanta Financial Holding Co. Ltd.	2,205,108	2,095

Zhen Ding Technology Holding Ltd.	141,850	554

		268,240

Thailand – 1.4%

Advanced Info Service PCL (Registered)	194,000	1,090

Advanced Info Service PCL NVDR	55,799	313

Airports of Thailand PCL NVDR	903,400	1,622

Asset World Corp. PCL NVDR	1,691,900	190

Bangkok Dusit Medical Services PCL NVDR	2,314,300	1,808

Bangkok Expressway & Metro PCL NVDR (Registered)	1,618,998	359

BTS Group Holdings PCL NVDR	1,706,000	264

Bumrungrad Hospital PCL NVDR	125,287	769

Central Pattana PCL NVDR	438,700	757

Central Retail Corp. PCL NVDR

(Registered)	358,858	352

Charoen Pokphand Foods PCL NVDR	759,057	385

CP ALL PCL (Registered)	905,200	1,358

CP ALL PCL NVDR	358,236	538

CP Axtra PCL NVDR	415,100	355

Delta Electronics Thailand PCL NVDR	650,700	1,329

Energy Absolute PCL NVDR	382,700	359

See Notes to the Financial Statements.

EQUITY FUNDS  92  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Thailand – 1.4% continued

Global Power Synergy PCL NVDR	152,500	$220

Gulf Energy Development PCL NVDR

(Registered)	628,950	754

Home Product Center PCL NVDR	1,185,904	345

Indorama Ventures PCL NVDR	367,647	239

Intouch Holdings PCL NVDR	189,700	359

Kasikornbank PCL NVDR	124,900	424

Krung Thai Bank PCL (Registered)	563,250	262

Krung Thai Bank PCL NVDR	185,193	86

Krungthai Card PCL NVDR	223,900	281

Land & Houses PCL NVDR	1,916,600	389

Minor International PCL NVDR	738,030	673

Muangthai Capital PCL NVDR

(Registered)	142,000	184

PTT Exploration & Production PCL

(Registered)	242,500	1,017

PTT Exploration & Production PCL

NVDR	68,243	286

PTT Global Chemical PCL (Registered)	189,814	199

PTT Global Chemical PCL NVDR	322,576	338

PTT Oil & Retail Business PCL NVDR (Registered)	637,600	313

PTT PCL (Registered)	1,835,000	1,710

PTT PCL NVDR	325,900	304

SCB X PCL (Registered)	145,800	456

SCB X PCL NVDR	21,776	68

SCG Packaging PCL NVDR	276,000	216

Siam Cement (The) PCL (Registered)	51,000	358

Siam Cement (The) PCL NVDR	113,798	798

Thai Oil PCL (Registered)	106,110	173

Thai Oil PCL NVDR	155,908	254

TMBThanachart Bank PCL NVDR	4,932,700	246

True Corp. PCL NVDR (Registered)*	2,069,223	431

		23,231

Turkey – 0.6%

Akbank T.A.S.	650,976	942

Anadolu Efes Biracilik Ve Malt Sanayii A.S.(5)	1	—

Aselsan Elektronik Sanayi Ve Ticaret A.S.	283,863	493

BIM Birlesik Magazalar A.S.	95,203	1,063

Coca-Cola Icecek A.S.	16,714	299

Eregli Demir ve Celik Fabrikalari T.A.S.*	308,252	403

Ford Otomotiv Sanayi A.S.	14,626	512

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 92.6% (1) continued

Turkey – 0.6% continued

Haci Omer Sabanci Holding A.S.	225,669	$576

Is Gayrimenkul Yatirim Ortakligi A.S.*	1	—

KOC Holding A.S.	164,633	1,014

Pegasus Hava Tasimaciligi A.S.*	10,754	270

Sasa Polyester Sanayi A.S.*	263,390	348

Tofas Turk Otomobil Fabrikasi A.S.	30,420	261

Turk Hava Yollari A.O.*	115,712	1,066

Turkcell Iletisim Hizmetleri A.S.	253,888	532

Turkiye Is Bankasi A.S., Class C	1,825,747	643

Turkiye Petrol Rafinerileri A.S.	201,723	1,104

Turkiye Sise ve Cam Fabrikalari A.S.	292,369	418

Yapi ve Kredi Bankasi A.S.	741,010	627

		10,571

United Arab Emirates – 1.1%

Abu Dhabi Commercial Bank PJSC	642,730	1,456

Abu Dhabi Islamic Bank PJSC	291,091	873

Abu Dhabi National Oil Co. for

Distribution PJSC	660,125	660

Aldar Properties PJSC	809,869	1,231

Americana Restaurants International PLC	514,145	462

Dubai Islamic Bank PJSC	600,047	953

Emaar Properties PJSC	1,413,390	3,144

Emirates NBD Bank PJSC	407,398	1,941

Emirates Telecommunications Group Co. PJSC	738,031	3,690

First Abu Dhabi Bank PJSC	936,651	3,372

Multiply Group PJSC*	859,027	524

		18,306

United Kingdom – 0.1%

Anglogold Ashanti PLC	87,764	1,969

Pepco Group N.V.*	33,446	150

		2,119

United States – 0.1%

JBS S/A	162,636	695

Legend Biotech Corp. ADR*	15,312	859

Parade Technologies Ltd.	17,000	496

		2,050

Total Common Stocks

(Cost $1,063,667)		1,499,207

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 93 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

PREFERRED STOCKS – 2.2% (1)

Brazil – 1.4%

Banco Bradesco S.A.*	1,136,994	$3,242

Centrais Eletricas Brasileiras S.A.,

Class B, 3.91%(6)	57,341	534

Cia Energetica de Minas Gerais,

1.93%(6)	298,709	749

Companhia Paranaense de Energia,

Class B, 0.48%(6)	239,800	459

Gerdau S.A., 1.80%(6)	243,239	1,077

Itau Unibanco Holding S.A., 3.25%(6)	1,033,298	7,159

Itausa S.A.*	1,174,953	2,458

Petroleo Brasileiro S.A., 5.88%(6)	1,018,161	7,613

		23,291

Chile – 0.1%

Sociedad Quimica y Minera de Chile S.A., Class B, 1.75%(6)	29,863	1,454

Colombia – 0.0%

Bancolombia S.A., 10.75%(6)	102,606	877

Russia – 0.0%

Surgutneftegas PJSC, 1.19%(2) (6)	1,903,637	—

South Korea – 0.7%

Hyundai Motor Co., 21.67%(6)	5,132	595

Hyundai Motor Co. (2nd Preferred), 22.14%(6)	7,300	833

LG Chem Ltd., 1.20%(6)	1,600	352

Samsung Electronics Co. Ltd., 2.13%(6)	175,732	8,876

		10,656

Total Preferred Stocks

(Cost $25,692)		36,278

INVESTMENT COMPANIES – 5.0%

iShares Core MSCI Emerging Markets

ETF	405,000	20,898

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(7) (8)	59,839,731	59,840

Total Investment Companies

(Cost $79,139)		80,738

Total Investments – 99.8%

(Cost $1,168,498)	1,616,223

Other Assets less Liabilities – 0.2%	2,570

Net Assets – 100.0%	$1,618,793

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(3)

Restricted security that has been deemed illiquid. At March 31, 2024, the value of these restricted illiquid securities amounted to $0 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)
Alrosa PJSC	5/30/14 - 8/20/20	$775
MMC Norilsk Nickel PJSC	2/26/10 - 6/17/21	3,018
Polyus PJSC	11/30/17 - 3/25/21	1,046
Sberbank of Russia PJSC	5/7/09 - 6/17/21	5,525
Sberbank of Russia PJSC (Moscow Exchange)	3/7/07 - 8/29/08	193
Severstal PAO	2/26/10 - 3/25/21	815
Severstal PAO GDR (Registered)	7/30/09	12
TCS Group Holding PLC GDR (Registered)	2/26/21	1,696
VTB Bank PJSC	4/21/16 - 8/20/20	818
VTB Bank PJSC GDR	5/11/07 - 10/28/09	80
VTB Bank PJSC GDR (Registered)	4/2/09 - 7/30/09	91

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of this security amounted to $0 or 0.0% of net assets.

(5)	Value rounds to less than one thousand.

(6)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(8)	7-day current yield as of March 31, 2024 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CPO – Certificado de Participación Ordinario

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS  94  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

At March 31, 2024, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

BNY Mellon	Hong Kong Dollar	13,242	United States Dollar	1,697	6/20/24	$1

Citibank	Taiwan Dollar	19,049	United States Dollar	609	6/20/24	11

Goldman Sachs	Brazilian Real	6,964	United States Dollar	1,392	6/20/24	14

JPMorgan Chase	Indian Rupee	24,953	United States Dollar	300	6/20/24	2

Morgan Stanley	South African Rand	1,583	United States Dollar	84	6/20/24	1

Toronto-Dominion Bank	Korean Won	1,577,400	United States Dollar	1,204	6/20/24	30

Subtotal Appreciation						59

Total						$59

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

MSCI Emerging Markets Index (United States Dollar)	1,380	$72,381	Long	6/24	$(101)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Hong Kong Dollar	17.8%

Indian Rupee	16.8

Taiwan Dollar	16.7

Korean Won	12.2

United States Dollar	7.3

Brazilian Real	5.0

All other currencies less than 5%	24.0

Total Investments	99.8

Other Assets less Liabilities	0.2

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2024 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

China	$99,720	$286,590	$—	$386,310

Colombia	—	944	—	944

Czech Republic	—	2,061	—	2,061

Greece	—	7,951	—	7,951

Hong Kong	—	1,389	—	1,389

Hungary	—	3,729	—	3,729

India	—	272,299	—	272,299

Indonesia	—	28,480	—	28,480

Luxembourg	—	697	—	697

Mexico	1,897	41,600	—	43,497

Philippines	—	9,742	—	9,742

Poland	—	14,784	—	14,784

Romania	—	841	—	841

South Africa	—	39,269	—	39,269

Thailand	16,608	6,623	—	23,231

United Kingdom	—	2,119	—	2,119

All Other Countries(1)	661,864	—	—	661,864
Total Common Stocks	780,089	719,118	—	1,499,207
Preferred Stocks:

Colombia	—	877	—	877

All Other Countries(1)	35,401	—	—	35,401
Total Preferred Stocks	35,401	877	—	36,278
Investment Companies	80,738	—	—	80,738
Total Investments	$896,228	$719,995	$—	$1,616,223

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 95 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued	MARCH 31, 2024

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL INSTRUMENTS
Assets

Forward Foreign Currency Exchange Contracts	$—	$59	$—	$59
Liabilities

Futures Contracts	(101)	—	—	(101)
Total Other Financial
Instruments	$(101)	$59	$—	$(42)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  96  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1)

Australia – 5.4%

Abacus Group	244,463	$199

Abacus Storage King	311,189	254

Arena REIT	184,733	479

BWP Trust	271,281	638

Centuria Industrial REIT	295,770	682

Centuria Office REIT	229,252	200

Charter Hall Long Wale REIT	357,000	891

Charter Hall Retail REIT	285,786	693

Charter Hall Social Infrastructure REIT	186,023	330

Dexus	578,176	2,988

Dexus Industria REIT	128,147	258

Goodman Group	932,517	20,549

GPT Group (The)	1,046,377	3,124

Growthpoint Properties Australia Ltd.	138,415	230

HealthCo REIT	239,465	198

HomeCo Daily Needs REIT	898,077	743

Ingenia Communities Group	224,779	768

Lifestyle Communities Ltd.	48,152	494

Mirvac Group	2,120,969	3,272

National Storage REIT	699,279	1,097

Region RE Ltd.	615,641	959

Scentre Group	2,830,203	6,270

Stockland	1,307,838	4,145

Vicinity Ltd.	2,103,047	2,920

Waypoint REIT Ltd.	333,354	554

		52,935

Austria – 0.1%

CA Immobilien Anlagen A.G.	20,149	712

IMMOFINANZ A.G.*	19,853	484

		1,196

Belgium – 0.8%

Aedifica S.A.	25,888	1,589

Cofinimmo S.A.	20,021	1,308

Montea N.V.	9,113	821

Retail Estates N.V.	6,171	433

Shurgard Self Storage Ltd.	19,209	857

Warehouses De Pauw - C.V.A.	94,357	2,691

Xior Student Housing N.V.	17,498	529

		8,228

Brazil – 0.3%

Allos S.A.	229,259	1,097

Iguatemi S.A.	120,900	560

JHSF Participacoes S.A.	200,963	196

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Brazil – 0.3% continued

LOG Commercial Properties e Participacoes S.A.	20,500	$93

Multiplan Empreendimentos Imobiliarios S.A.*	154,372	790

		2,736

Canada – 1.3%

Allied Properties Real Estate Investment Trust	35,057	457

Artis Real Estate Investment Trust	22,970	108

Boardwalk Real Estate Investment Trust	13,650	787

BSR Real Estate Investment Trust	19,288	213

Canadian Apartment Properties REIT	43,885	1,506

Choice Properties Real Estate Investment Trust	87,132	886

Crombie Real Estate Investment Trust	28,281	286

CT Real Estate Investment Trust	29,047	306

Dream Industrial Real Estate Investment Trust	70,673	688

First Capital Real Estate Investment Trust	54,303	630

Granite Real Estate Investment Trust	17,086	975

H&R Real Estate Investment Trust	71,072	485

InterRent Real Estate Investment Trust	37,739	378

Killam Apartment Real Estate Investment Trust	30,874	424

Minto Apartment Real Estate Investment Trust	10,902	128

Morguard North American Residential Real Estate Investment Trust	9,382	110

Nexus Industrial REIT	17,801	101

NorthWest Healthcare Properties Real Estate Investment Trust	65,543	227

Primaris Real Estate Investment Trust	22,543	232

RioCan Real Estate Investment Trust	80,719	1,101

Slate Grocery REIT, Class U	17,305	146

SmartCentres Real Estate Investment Trust	39,842	683

StorageVault Canada, Inc.	135,058	515

Tricon Residential, Inc.	142,465	1,588

		12,960

Chile – 0.1%

Parque Arauco S.A.	348,898	515

Plaza S.A.*	207,684	285

		800

China – 1.8%

Agile Group Holdings Ltd.*	1,231,226	99

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  97   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

China – 1.8% continued

C&D International Investment Group Ltd.	406,162	$710

China Jinmao Holdings Group Ltd.	3,410,042	240

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	299,800	392

China Overseas Grand Oceans Group Ltd.	1,007,500	224

China Overseas Land & Investment Ltd.	2,062,042	2,973

China Resources Land Ltd.	1,753,898	5,559

China South City Holdings Ltd.	3,132,000	57

China Vanke Co. Ltd., Class A	328,140	409

China Vanke Co. Ltd., Class H	1,211,341	840

Country Garden Holdings Co. Ltd.*	6,916,672	429

Gemdale Properties & Investment Corp. Ltd.	3,134,000	99

Greentown China Holdings Ltd.	616,500	492

Guangzhou R&F Properties Co. Ltd., Class H*	927,802	103

Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	102,100	94

Hopson Development Holdings Ltd.*	638,873	290

Longfor Group Holdings Ltd.	1,079,071	1,532

Midea Real Estate Holding Ltd.	149,000	76

Poly Developments and Holdings Group Co. Ltd., Class A	401,600	507

Poly Property Group Co. Ltd.	1,154,000	210

Radiance Holdings Group Co. Ltd.*	424,000	107

Redco Properties Group Ltd.(2) *	468,000	22

Sasseur Real Estate Investment Trust	299,700	152

Seazen Group Ltd.*	1,361,904	183

Seazen Holdings Co. Ltd., Class A*	77,900	102

Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	142,216	129

Shanghai Lingang Holdings Corp. Ltd., Class A	76,200	103

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	48,400	133

Shenzhen Investment Ltd.	1,551,191	202

Shui On Land Ltd.	2,128,277	182

SOHO China Ltd.*	1,142,256	94

Yanlord Land Group Ltd.*	305,600	110

Yuexiu Property Co. Ltd.	877,674	485

		17,339

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Egypt – 0.1%

Heliopolis Housing*	248,106	$48

Talaat Moustafa Group	492,541	639

		687

Finland – 0.1%

Citycon OYJ*	45,854	189

Kojamo OYJ*	67,925	806

		995

France – 1.5%

Altarea S.C.A.	2,345	198

Carmila S.A.*	38,791	674

Covivio S.A./France	27,247	1,404

Gecina S.A.	24,715	2,523

ICADE	19,026	515

Klepierre S.A.	117,548	3,043

Mercialys S.A.	48,104	560

Nexity S.A.	23,241	237

Unibail-Rodamco-Westfield*	64,662	5,195

		14,349

Germany – 2.0%

Aroundtown S.A.*	501,850	1,058

Grand City Properties S.A.*	37,729	431

Hamborner REIT A.G.	40,802	302

LEG Immobilien S.E.*	39,875	3,423

Sirius Real Estate Ltd.	730,712	903

TAG Immobilien A.G.*	95,520	1,306

VIB Vermoegen A.G.*	4,594	56

Vonovia S.E.	400,573	11,847

		19,326

Greece – 0.0%

LAMDA Development S.A.*	40,165	292

Guernsey – 0.0%

Balanced Commercial Property Trust Ltd.	397,624	409

Hong Kong – 3.2%

CK Asset Holdings Ltd.	1,067,500	4,398

Cosmopolitan International Holdings Ltd.*	210,600	23

Fortune Real Estate Investment Trust	832,000	405

Hang Lung Properties Ltd.	959,452	985

Henderson Land Development Co. Ltd.	779,555	2,225

Hongkong Land Holdings Ltd.	591,518	1,816

Hysan Development Co. Ltd.	340,045	548

Kerry Properties Ltd.	320,099	586

See Notes to the Financial Statements.

EQUITY FUNDS  98  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2022

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Hong Kong – 3.2% continued

Link REIT	1,412,126	$6,083

Sino Land Co. Ltd.	2,113,959	2,198

Sun Hung Kai Properties Ltd.	792,425	7,636

Swire Properties Ltd.	623,200	1,311

Wharf Real Estate Investment Co. Ltd.	898,317	2,926

Yuexiu Real Estate Investment Trust	1,285,477	166

		31,306

India – 1.5%

Anant Raj Ltd.	45,792	172

Brigade Enterprises Ltd.	64,554	725

Brookfield India Real Estate Trust	107,237	328

DLF Ltd.	405,539	4,363

Embassy Office Parks REIT	461,695	2,048

Godrej Properties Ltd.*	68,872	1,900

Indiabulls Real Estate Ltd.*	216,203	301

Macrotech Developers Ltd.	131,281	1,791

Mahindra Lifespace Developers Ltd.	41,022	289

Mindspace Business Parks REIT	115,484	478

NESCO Ltd.	10,038	100

Nexus Select Trust	254,338	390

Phoenix Mills (The) Ltd.	52,448	1,751

Sunteck Realty Ltd.	22,794	106

TARC Ltd.*	47,673	80

		14,822

Indonesia – 0.1%

Ciputra Development Tbk PT	4,956,636	407

Lippo Karawaci Tbk PT*	17,425,210	75

Pakuwon Jati Tbk PT	9,567,540	256

Rimo International Lestari Tbk PT(2) *	42,545,100	—

Summarecon Agung Tbk PT	6,194,296	207

		945

Ireland – 0.0%

Irish Residential Properties REIT PLC	220,316	245

Israel – 0.8%

Africa Israel Residences Ltd.	3,169	214

Amot Investments Ltd.	129,626	617

Aura Investments Ltd.	81,989	346

Azrieli Group Ltd.	23,376	1,692

Blue Square Real Estate Ltd.	2,832	193

Electra Real Estate Ltd.	13,026	137

Israel Canada T.R Ltd.	86,852	348

Isras Investment Co. Ltd.	902	184

Mega Or Holdings Ltd.	12,566	335

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Israel – 0.8% continued

Melisron Ltd.	14,630	$1,070

Mivne Real Estate KD Ltd.	327,449	808

Prashkovsky Investments and

Construction Ltd.	3,627	93

REIT 1 Ltd.	107,944	460

Sella Capital Real Estate Ltd.	123,208	259

Summit Real Estate Holdings Ltd.	22,951	294

YH Dimri Construction & Development Ltd.	4,381	341

		7,391

Italy – 0.0%

Cromwell European Real Estate

Investment Trust	163,271	243

Japan – 10.2%

Activia Properties, Inc.	380	1,025

Advance Logistics Investment Corp.	343	275

Advance Residence Investment Corp.	740	1,633

Aeon Mall Co. Ltd.	49,566	587

AEON REIT Investment Corp.	922	848

Comforia Residential REIT, Inc.	368	791

CRE Logistics REIT, Inc.	298	296

Daiwa House Industry Co. Ltd.	324,300	9,700

Daiwa House REIT Investment Corp.	1,266	2,164

Daiwa Office Investment Corp.	158	616

Daiwa Securities Living Investments Corp.	1,106	770

Frontier Real Estate Investment Corp.	271	814

Fukuoka REIT Corp.	353	400

Global One Real Estate Investment Corp.	562	402

GLP J-REIT	2,565	2,128

Goldcrest Co. Ltd.	8,800	152

Hankyu Hanshin REIT, Inc.	357	329

Heiwa Real Estate Co. Ltd.	16,000	431

Heiwa Real Estate REIT, Inc.	557	523

Hoshino Resorts REIT, Inc.	131	499

Hulic Co. Ltd.	209,540	2,175

Hulic REIT, Inc.	717	729

Ichigo Office REIT Investment Corp.	521	280

Ichigo, Inc.	138,500	424

Industrial & Infrastructure Fund

Investment Corp.	1,308	1,172

Invincible Investment Corp.	3,596	1,615

Japan Excellent, Inc.	650	550

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 99 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Japan – 10.2% continued

Japan Hotel REIT Investment Corp.	2,472	$1,302

Japan Logistics Fund, Inc.	488	884

Japan Metropolitan Fund Invest	3,822	2,391

Japan Prime Realty Investment Corp.	466	1,022

Japan Real Estate Investment Corp.	699	2,484

Katitas Co. Ltd.	28,800	380

KDX Realty Investment Corp.	2,224	2,332

Keihanshin Building Co. Ltd.	15,300	165

LaSalle Logiport REIT	1,013	1,031

Leopalace21 Corp.	101,200	346

Mirai Corp.	992	301

Mitsubishi Estate Co. Ltd.	615,380	11,319

Mitsubishi Estate Logistics REIT Investment Corp.	258	653

Mitsui Fudosan Co. Ltd.	1,459,686	15,886

Mitsui Fudosan Logistics Park, Inc.	314	936

Mori Hills REIT Investment Corp.	844	763

Mori Trust REIT, Inc.	1,376	656

Nippon Accommodations Fund, Inc.	268	1,142

Nippon Building Fund, Inc.	824	3,255

Nippon Prologis REIT, Inc.	1,240	2,203

NIPPON REIT Investment Corp.	247	575

Nomura Real Estate Holdings, Inc.	58,700	1,706

Nomura Real Estate Master Fund, Inc.	2,320	2,303

NTT UD REIT Investment Corp.	770	624

One REIT, Inc.	130	230

Orix JREIT, Inc.	1,429	1,552

SAMTY Co. Ltd.	15,000	278

Samty Residential Investment Corp.	194	139

Sekisui House REIT, Inc.	2,284	1,215

SOSiLA Logistics REIT, Inc.	366	297

Star Asia Investment Corp.	1,272	497

Starts Proceed Investment Corp.	130	183

Sumitomo Realty & Development Co. Ltd.	156,225	5,983

Sun Frontier Fudousan Co. Ltd.	14,800	192

Takara Leben Real Estate Investment Corp.	375	252

TKP Corp.*	10,400	123

Tokyo Tatemono Co. Ltd.	100,500	1,747

Tokyu REIT, Inc.	484	511

Tosei Corp.	14,000	229

United Urban Investment Corp.	1,489	1,507

		100,922

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Kuwait – 0.2%

Commercial Real Estate Co. K.S.C.	811,647	$335

Kuwait Real Estate Co. K.S.C.	399,828	299

Mabanee Co. KPSC	369,450	940

National Real Estate Co. KPSC*	617,449	202

Salhia Real Estate Co. K.S.C.P.	233,404	349

		2,125

Malaysia – 0.2%

Axis Real Estate Investment Trust	762,314	292

Eco World Development Group Bhd.	603,800	191

IOI Properties Group Bhd.	778,800	367

Matrix Concepts Holdings Bhd.	350,900	133

Pavilion Real Estate Investment Trust	786,700	213

Sime Darby Property Bhd.	1,306,100	252

SP Setia Bhd. Group	897,869	279

Sunway Real Estate Investment Trust	983,000	316

UEM Sunrise Bhd.	637,700	163

		2,206

Mexico – 0.8%

Concentradora Fibra Danhos S.A. de C.V.	177,553	217

Corp. Inmobiliaria Vesta S.A.B. de C.V.	451,200	1,768

FIBRA Macquarie Mexico	431,726	837

Fibra Uno Administracion S.A. de C.V.	1,555,633	2,583

Prologis Property Mexico S.A. de C.V.	387,137	1,699

TF Administradora Industrial S de RL de C.V.	418,400	1,144

		8,248

Netherlands – 0.1%

Eurocommercial Properties N.V.	24,705	563

NSI N.V.	10,980	225

Vastned Retail N.V.	6,166	149

Wereldhave N.V.	17,629	275

		1,212

New Zealand – 0.1%

Goodman Property Trust	610,943	832

Kiwi Property Group Ltd.	805,646	405

		1,237

Norway – 0.0%

Entra ASA	38,977	403

Philippines – 0.6%

AREIT, Inc.	414,300	259

Ayala Land, Inc.	3,669,981	2,108

Megaworld Corp.	4,879,001	167

See Notes to the Financial Statements.

EQUITY FUNDS  100  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Philippines – 0.6% continued

Robinsons Land Corp.	1,027,296	$305

SM Prime Holdings, Inc.	5,437,453	3,168

		6,007

Qatar – 0.1%

Barwa Real Estate Co.	1,173,054	875

United Development Co. QSC	944,423	298

		1,173

Romania – 0.2%

NEPI Rockcastle N.V.*	305,943	2,113

Russia – 0.0%

LSR Group PJSC(2)	30,351	—

Saudi Arabia – 0.4%

Al Rajhi REIT	124,450	290

Alandalus Property Co.	26,751	195

Arriyadh Development Co.	45,456	285

Dar Al Arkan Real Estate Development Co.*	291,450	1,063

Emaar Economic City*	224,250	487

Jadwa REIT Saudi Fund	97,268	327

Retal Urban Development Co.	121,164	307

Riyad REIT Fund	77,756	165

Saudi Real Estate Co.*	83,604	461

		3,580

Singapore – 2.7%

AIMS APAC REIT	346,182	328

CapitaLand Ascendas REIT	2,044,834	4,203

CapitaLand Ascott Trust	1,429,314	1,000

CapitaLand China Trust	637,827	347

Capitaland India Trust	590,355	459

CapitaLand Integrated Commercial Trust	2,916,114	4,286

CDL Hospitality Trusts	465,652	352

City Developments Ltd.	266,600	1,157

Digital Core REIT Management Pte Ltd.	502,800	302

ESR-LOGOS REIT	3,750,974	820

Far East Hospitality Trust	562,203	266

Frasers Centrepoint Trust	562,009	912

Frasers Hospitality Trust	431,800	147

Frasers Logistics & Commercial Trust	1,634,547	1,284

Hong Fok Corp. Ltd.	164,700	101

Keppel DC REIT	730,434	937

Keppel REIT	1,374,520	886

Lendlease Global Commercial REIT	953,066	409

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Singapore – 2.7% continued

Mapletree Industrial Trust	1,159,432	$2,013

Mapletree Logistics Trust	1,917,226	2,074

Mapletree Pan Asia Commercial Trust	1,259,961	1,197

Parkway Life Real Estate Investment Trust	212,200	551

SPH REIT	606,500	375

Starhill Global REIT	778,590	277

Suntec Real Estate Investment Trust	1,110,991	888

UOL Group Ltd.	253,397	1,081

		26,652

South Africa – 0.4%

Burstone Group Limited	338,251	135

Equites Property Fund Ltd.	436,589	294

Fortress Real Estate Investments Ltd., Class B*	640,694	530

Growthpoint Properties Ltd.	1,826,052	1,085

Hyprop Investments Ltd.	207,192	321

Redefine Properties Ltd.	3,729,870	778

Resilient REIT Ltd.	180,035	441

Vukile Property Fund Ltd.	458,011	367

		3,951

South Korea – 0.1%

ESR Kendall Square REIT Co. Ltd.	76,209	247

JR Global REIT	98,449	303

LOTTE REIT Co. Ltd.	62,016	149

SK D&D Co. Ltd.(2)	3,763	69

SK Eternix Co. Ltd.*	5,633	53

SK REITs Co. Ltd.	66,981	204

		1,025

Spain – 0.3%

Aedas Homes S.A.	6,611	124

Inmobiliaria Colonial Socimi S.A.	150,086	889

Lar Espana Real Estate Socimi S.A.	26,044	203

Merlin Properties Socimi S.A.	176,111	1,894

		3,110

Sweden – 1.8%

Atrium Ljungberg AB, Class B	33,193	649

Castellum AB*	211,858	2,783

Catena AB	19,694	963

Cibus Nordic Real Estate AB publ	26,662	349

Corem Property Group AB, Class B	330,728	337

Dios Fastigheter AB	54,262	436

Fabege AB	125,920	1,178

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 101 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Sweden – 1.8% continued

Fastighets AB Balder, Class B*	355,809	$2,610

Hufvudstaden AB, Class A	58,953	716

NP3 Fastigheter AB	15,353	317

Nyfosa AB	77,194	761

Pandox AB	49,898	836

Platzer Fastigheter Holding AB, Class B	30,788	265

Sagax AB, Class B	112,086	2,952

Samhallsbyggnadsbolaget i Norden AB	565,812	223

Wallenstam AB, Class B	188,077	919

Wihlborgs Fastigheter AB	150,556	1,393

		17,687

Switzerland – 1.1%

Allreal Holding A.G. (Registered)	8,236	1,413

Intershop Holding A.G.	569	409

IWG PLC*	420,869	1,023

Mobimo Holding A.G. (Registered)	4,021	1,155

PSP Swiss Property A.G. (Registered)	24,680	3,233

Swiss Prime Site A.G. (Registered)	42,173	3,977

		11,210

Taiwan – 0.4%

Cathay Real Estate Development Co. Ltd.	278,000	186

Chong Hong Construction Co. Ltd.	98,000	271

Farglory Land Development Co. Ltd.	164,462	294

Highwealth Construction Corp.	678,194	851

Huaku Development Co. Ltd.	128,000	496

Kindom Development Co. Ltd.	174,900	228

Prince Housing & Development Corp.	502,000	164

Ruentex Development Co. Ltd.*	829,955	911

Sakura Development Co. Ltd.	140,053	314

		3,715

Thailand – 0.5%

Amata Corp. PCL NVDR	458,235	300

AP Thailand PCL (Registered)	441,405	131

AP Thailand PCL NVDR	861,304	255

Central Pattana PCL (Registered)	581,626	1,004

Central Pattana PCL NVDR	500,998	865

Land & Houses PCL NVDR	4,592,100	931

Origin Property PCL NVDR	475,400	92

Pruksa Holding PCL NVDR	239,100	77

Quality Houses PCL NVDR	4,349,400	262

Sansiri PCL NVDR	6,961,466	326

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

Thailand – 0.5% continued

SC Asset Corp. PCL (Registered)	747,984	$75

SC Asset Corp. PCL NVDR	4,424	1

Supalai PCL (Registered)	280,445	161

Supalai PCL NVDR	397,500	228

WHA Corp. PCL NVDR	4,536,500	592

		5,300

Turkey – 0.0%

Is Gayrimenkul Yatirim Ortakligi A.S.*	181,528	83

Peker Gayrimenkul Yatirim Ortakligi A.S.*	230,333	98

Torunlar Gayrimenkul Yatirim Ortakligi A.S.	101,903	130

Ziraat Gayrimenkul Yatirim Ortakligi A.S.	528,732	99

		410

United Arab Emirates – 0.4%

Aldar Properties PJSC	2,071,492	3,148

Deyaar Development PJSC*	598,845	132

RAK Properties PJSC	524,294	178

		3,458

United Kingdom – 3.5%

Assura PLC	1,682,786	898

Big Yellow Group PLC	101,490	1,362

British Land (The) Co. PLC	476,781	2,383

CLS Holdings PLC	96,008	104

Custodian Property Income REIT PLC	223,786	230

Derwent London PLC	51,969	1,422

Empiric Student Property PLC	320,747	384

Grainger PLC	386,136	1,255

Great Portland Estates PLC	112,346	551

Hammerson PLC	2,176,324	818

Home REIT PLC(2) *	484,349	157

Impact Healthcare REIT PLC	181,679	193

Land Securities Group PLC	383,713	3,185

LondonMetric Property PLC	1,071,374	2,752

Picton Property Income Ltd.	315,890	260

Primary Health Properties PLC	732,282	868

PRS REIT (The) PLC	287,116	288

Safestore Holdings PLC	119,748	1,143

Segro PLC	693,912	7,904

Shaftesbury Capital PLC	804,540	1,465

Supermarket Income REIT PLC	687,417	674

Target Healthcare REIT PLC	315,312	336

Tritax Big Box REIT PLC	1,026,809	2,041

See Notes to the Financial Statements.

EQUITY FUNDS  102  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

United Kingdom – 3.5% continued

UK Commercial Property REIT Ltd.	421,383	$372

UNITE Group (The) PLC	202,243	2,498

Urban Logistics REIT PLC	252,612	365

Warehouse REIT PLC	188,728	197

Workspace Group PLC	78,625	509

		34,614

United States – 55.9%

Acadia Realty Trust	55,706	948

Agree Realty Corp.	55,171	3,151

Alexander & Baldwin, Inc.	40,044	660

Alexander’s, Inc.	1,251	272

Alexandria Real Estate Equities, Inc.	90,298	11,640

American Assets Trust, Inc.	25,397	556

American Homes 4 Rent, Class A	177,298	6,521

Americold Realty Trust, Inc.	154,830	3,858

Apartment Income REIT Corp.	81,483	2,646

Apartment Investment and Management Co., Class A*	74,286	608

Apple Hospitality REIT, Inc.	116,459	1,908

AvalonBay Communities, Inc.	77,637	14,406

Boston Properties, Inc.	81,325	5,311

Brandywine Realty Trust	94,616	454

Brixmor Property Group, Inc.	165,335	3,877

Broadstone Net Lease, Inc.	101,332	1,588

Camden Property Trust	58,491	5,756

CareTrust REIT, Inc.	66,157	1,612

CBL & Associates Properties, Inc.	6,148	141

Centerspace	8,351	477

Chatham Lodging Trust	25,684	260

Community Healthcare Trust, Inc.	13,997	372

COPT Defense Properties	62,076	1,500

Cousins Properties, Inc.	83,483	2,007

CubeSmart	122,646	5,546

DiamondRock Hospitality Co.	116,491	1,120

Digital Realty Trust, Inc.	165,257	23,804

DigitalBridge Group, Inc.	88,990	1,715

Diversified Healthcare Trust	93,414	230

Douglas Emmett, Inc.	90,795	1,259

Eagle Hospitality Trust(2) *	496,400	—

Easterly Government Properties, Inc.	50,793	585

EastGroup Properties, Inc.	25,354	4,558

Elme Communities	48,433	674

Empire State Realty Trust, Inc., Class A	73,530	745

Equinix, Inc.	51,249	42,297

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

United States – 55.9% continued

Equity Commonwealth*	58,678	$1,108

Equity Commonwealth - (Fractional Shares)(2) *	75,000	—

Equity LifeStyle Properties, Inc.	96,497	6,214

Equity Residential	197,071	12,437

Essex Property Trust, Inc.	35,104	8,594

Extra Space Storage, Inc.	115,337	16,955

Federal Realty Investment Trust	40,143	4,099

First Industrial Realty Trust, Inc.	72,462	3,807

Four Corners Property Trust, Inc.	49,239	1,205

FRP Holdings, Inc.*	4,284	263

Getty Realty Corp.	26,114	714

Gladstone Commercial Corp.	19,169	265

Global Medical REIT, Inc.	33,803	296

Global Net Lease, Inc.	105,767	822

Healthcare Realty Trust, Inc.	207,637	2,938

Healthpeak Properties, Inc.	387,936	7,274

Highwoods Properties, Inc.	56,395	1,476

Host Hotels & Resorts, Inc.	384,123	7,944

Howard Hughes Holdings, Inc.*	19,248	1,398

Hudson Pacific Properties, Inc.	70,705	456

Independence Realty Trust, Inc.	121,448	1,959

Innovative Industrial Properties, Inc.	15,387	1,593

InvenTrust Properties Corp.	37,275	958

Invitation Homes, Inc.	334,374	11,907

Iron Mountain, Inc.	159,201	12,770

JBG SMITH Properties	52,016	835

Kennedy-Wilson Holdings, Inc.	61,796	530

Kilroy Realty Corp.	59,755	2,177

Kimco Realty Corp.	369,184	7,240

Kite Realty Group Trust	117,856	2,555

LTC Properties, Inc.	22,889	744

LXP Industrial Trust	161,345	1,455

Macerich (The) Co.	115,395	1,988

Medical Properties Trust, Inc.	323,292	1,520

Mid-America Apartment Communities, Inc.	63,819	8,397

National Health Investors, Inc.	23,913	1,502

National Storage Affiliates Trust	46,242	1,811

NETSTREIT Corp.	36,131	664

NexPoint Residential Trust, Inc.	12,949	417

NNN REIT, Inc.	99,903	4,270

Omega Healthcare Investors, Inc.	134,157	4,249

One Liberty Properties, Inc.	10,362	234

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 103 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

United States – 55.9% continued

Paramount Group, Inc.	88,073	$413

Park Hotels & Resorts, Inc.	116,034	2,029

Peakstone Realty Trust	19,914	321

Pebblebrook Hotel Trust	65,286	1,006

Phillips Edison & Co., Inc.	65,874	2,363

Piedmont Office Realty Trust, Inc., Class A	68,062	479

Plymouth Industrial REIT, Inc.	21,256	478

Prologis, Inc.	504,279	65,667

Public Storage	86,433	25,071

Realty Income Corp.	453,868	24,554

Regency Centers Corp.	96,033	5,816

Retail Opportunity Investments Corp.	68,779	882

Rexford Industrial Realty, Inc.	115,594	5,814

RLJ Lodging Trust	84,240	996

Ryman Hospitality Properties, Inc.	30,993	3,583

Sabra Health Care REIT, Inc.	127,326	1,881

Saul Centers, Inc.	7,283	280

Seritage Growth Properties, Class A*	20,043	193

Service Properties Trust	91,338	619

Simon Property Group, Inc.	178,166	27,881

SITE Centers Corp.	100,486	1,472

SL Green Realty Corp.	34,409	1,897

St. Joe (The) Co.	19,251	1,116

STAG Industrial, Inc.	98,896	3,802

Summit Hotel Properties, Inc.	58,686	382

Sun Communities, Inc.	68,039	8,748

Sunstone Hotel Investors, Inc.	108,932	1,214

Tanger, Inc.	59,402	1,754

Terreno Realty Corp.	46,892	3,114

UDR, Inc.	171,371	6,411

UMH Properties, Inc.	36,210	588

Universal Health Realty Income Trust	7,322	269

Urban Edge Properties	64,864	1,120

Ventas, Inc.	219,942	9,576

Veris Residential, Inc.	41,887	637

Vornado Realty Trust	88,361	2,542

Welltower, Inc.	302,246	28,242

Whitestone REIT	25,455	319

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.1% (1) continued

United States – 55.9% continued

WP Carey, Inc.	119,801	$6,762

Xenia Hotels & Resorts, Inc.	57,444	862

		552,255
Total Common Stocks
(Cost $724,918)		979,817

INVESTMENT COMPANIES – 0.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(3) (4)	3,965,954	3,966
Total Investment Companies
(Cost $3,966)		3,966

Total Investments – 99.5%
(Cost $728,884)		983,783

Other Assets less Liabilities – 0.5%		4,566
Net Assets – 100.0%		$988,349

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.

(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(4)	7-day current yield as of March 31, 2024 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS  104  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

At March 31, 2024, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)
BNY Mellon	Canadian Dollar	240	United States Dollar	178	6/20/24	$— *

BNY Mellon	Hong Kong Dollar	1,818	United States Dollar	233	6/20/24	— *

Citibank	British Pound	356	United States Dollar	453	6/20/24	4

Citibank	Norwegian Krone	860	United States Dollar	81	6/20/24	2

Citibank	Taiwan Dollar	17,120	United States Dollar	547	6/20/24	10

Goldman Sachs	Brazilian Real	1,400	United States Dollar	280	6/20/24	3

JPMorgan Chase	Indian Rupee	25,000	United States Dollar	301	6/20/24	2

Morgan Stanley	Euro	1,111	United States Dollar	1,214	6/20/24	12

Morgan Stanley	Swiss Franc	546	United States Dollar	625	6/20/24	14

Toronto-Dominion Bank	Korean Won	570,170	United States Dollar	435	6/20/24	11

Subtotal Appreciation						58

BNP	United States Dollar	195	Singapore Dollar	259	6/20/24	(2)

Citibank	United States Dollar	241	Australian Dollar	366	6/20/24	(2)

Citibank	United States Dollar	183	Japanese Yen	26,798	6/20/24	(4)

Citibank	United States Dollar	13	Swedish Krona	129	6/20/24	— *

Subtotal Depreciation						(8)

Total						$ 50

*	Amount rounds to less than one thousand.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
E-Mini S&P MidCap 400 (United States Dollar)	17	$5,232	Long	6/24	$180

MSCI EAFE Index (United States Dollar)	17	2,004	Long	6/24	21

MSCI Emerging Markets Index (United States Dollar)	21	1,101	Long	6/24	3

S&P/TSX 60 Index (Canadian Dollar)	4	792	Long	6/24	12

Total					$216

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	56.5%

Japanese Yen	10.2

Australian Dollar	5.4

All other currencies less than 5%	27.4

Total Investments	99.5

Other Assets less Liabilities	0.5

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2024 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 105 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2024

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$2,736	$—	$—	$2,736

Canada	12,960	—	—	12,960

Chile	800	—	—	800

China	1,869	15,448	22	17,339

Egypt	687	—	—	687

Israel	7,391	—	—	7,391

Japan	100,922	—	—	100,922

Kuwait	2,125	—	—	2,125

Malaysia	2,206	—	—	2,206

Qatar	1,173	—	—	1,173

Saudi Arabia	3,580	—	—	3,580

South Korea	956	—	69	1,025

Taiwan	3,715	—	—	3,715

Thailand	3,929	1,371	—	5,300

Turkey	410	—	—	410

United Arab Emirates	3,458	—	—	3,458

United Kingdom	—	34,457	157	34,614

United States	552,255	—	—	552,255

All Other Countries(1)	—	227,121	—	227,121

Total Common Stocks	701,172	278,397	248	979,817

Investment Companies	3,966	—	—	3,966

Total Investments	$705,138	$278,397	$248	$983,783

OTHER FINANCIAL INSTRUMENTS

Assets

Forward Foreign Currency Exchange Contracts	$—	$58	$—	$58

Futures Contracts	216	—	—	216

Liabilities

Forward Foreign Currency Exchange Contracts	—	(8)	—	(8)

Total Other Financial Instruments	$216	$50	$—	$266

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  106  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1)

Australia – 1.5%

ANZ Group Holdings Ltd.	186,993	$3,583

APA Group	71,022	389

Aristocrat Leisure Ltd.	37,237	1,043

ASX Ltd.	10,601	459

Aurizon Holdings Ltd.	101,742	265

BlueScope Steel Ltd.	30,987	482

Brambles Ltd.	92,551	976

Cochlear Ltd.	4,344	956

Coles Group Ltd.	84,923	939

Computershare Ltd.	33,398	568

Dexus	51,288	265

EBOS Group Ltd.	9,854	202

Endeavour Group Ltd.	75,373	271

Fortescue Ltd.	108,348	1,816

Goodman Group	110,753	2,441

GPT Group (The)	129,003	385

IDP Education Ltd.	19,279	225

Macquarie Group Ltd.	22,934	2,985

Mineral Resources Ltd.	12,162	563

Mirvac Group	298,685	461

Northern Star Resources Ltd.	79,315	757

Orica Ltd.	33,995	405

Pilbara Minerals Ltd.	194,561	488

QBE Insurance Group Ltd.	99,344	1,174

Ramsay Health Care Ltd.	11,562	426

REA Group Ltd.	3,439	416

Scentre Group	368,108	815

SEEK Ltd.	21,392	349

Sonic Healthcare Ltd.	26,717	512

Stockland	142,149	450

Suncorp Group Ltd.	84,768	906

Telstra Group Ltd.	263,986	665

Transurban Group	200,307	1,741

Vicinity Ltd.	299,796	416

Woodside Energy Group Ltd.	119,673	2,391

		31,185

Austria – 0.1%

Mondi PLC	25,679	452

OMV A.G.	8,739	414

Verbund A.G.	4,435	325

		1,191

Belgium – 0.1%

KBC Group N.V.	16,064	1,207

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Belgium – 0.1% continued

Liberty Global Ltd., Class C*	14,780	$261

Umicore S.A.	9,833	212

		1,680

Brazil – 0.3%

MercadoLibre, Inc.*	2,893	4,374

Wheaton Precious Metals Corp.	29,200	1,375

		5,749

Burkina Faso – 0.0%

Endeavour Mining PLC	6,575	134

Canada – 2.9%

Agnico Eagle Mines Ltd.	31,842	1,899

Alimentation Couche-Tard, Inc.	48,699	2,779

Bank of Montreal	45,903	4,482

Bank of Nova Scotia (The)	75,461	3,904

Brookfield Corp.	88,281	3,694

CAE, Inc.*	19,336	399

Cameco Corp.	27,004	1,169

Canadian Apartment Properties REIT	5,947	204

Canadian National Railway Co.	35,379	4,659

Canadian Tire Corp. Ltd., Class A	3,203	319

Dollarama, Inc.	17,796	1,356

Enbridge, Inc.	135,425	4,894

FirstService Corp.	2,595	430

Fortis, Inc.	29,580	1,169

Gildan Activewear, Inc.	9,731	361

Hydro One Ltd.	20,953	611

Intact Financial Corp.	11,244	1,827

Ivanhoe Mines Ltd., Class A*	41,953	500

Keyera Corp.	16,050	413

Kinross Gold Corp.	69,388	426

Magna International, Inc.	16,654	907

Metro, Inc.	15,481	831

National Bank of Canada	22,486	1,893

Nutrien Ltd.	31,375	1,705

Open Text Corp.	18,226	707

Parkland Corp.	9,169	292

Pembina Pipeline Corp.	37,106	1,310

RB Global, Inc.	11,450	872

RioCan Real Estate Investment Trust	16,062	219

Rogers Communications, Inc., Class B	22,774	933

Shopify, Inc., Class A*	76,687	5,916

Sun Life Financial, Inc.	38,106	2,079

TELUS Corp. (Toronto Exchange)	34,397	550

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 107 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Canada – 2.9% continued

Thomson Reuters Corp.	10,048	$1,564

Toromont Industries Ltd.	5,312	511

Toronto-Dominion Bank (The)	112,626	6,797

West Fraser Timber Co. Ltd.	3,666	317

		62,898

Chile – 0.1%

Antofagasta PLC	26,368	681

Lundin Mining Corp.	41,440	424

		1,105

China – 0.4%

BOC Hong Kong Holdings Ltd.	212,000	568

NXP Semiconductors N.V.	16,462	4,079

Prosus N.V.*	93,243	2,922

		7,569

Denmark – 1.7%

AP Moller - Maersk A/S, Class A	130	166

AP Moller - Maersk A/S, Class B	293	381

Coloplast A/S, Class B	7,821	1,059

DSV A/S	11,408	1,854

Genmab A/S*	4,246	1,270

Novo Nordisk A/S, Class B	208,060	26,652

Novonesis (Novozymes), Class B	23,753	1,394

Orsted A/S*	11,623	654

Pandora A/S	5,239	846

ROCKWOOL A/S, Class B	671	221

Vestas Wind Systems A/S*	64,652	1,796

		36,293

Finland – 0.2%

Elisa OYJ	7,751	346

Kesko OYJ, Class B	15,553	290

Metso OYJ	45,844	544

Neste OYJ	26,010	705

Nokia OYJ	361,050	1,277

Stora Enso OYJ (Registered)	34,664	482

UPM-Kymmene OYJ	34,433	1,146

Wartsila OYJ Abp	29,135	443

		5,233

France – 2.9%

Aeroports de Paris S.A.	2,499	343

AXA S.A.	115,918	4,353

BNP Paribas S.A.	66,199	4,711

Bouygues S.A.	10,980	448

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

France – 2.9% continued

Carrefour S.A.	38,410	$657

Cie Generale des Etablissements Michelin S.C.A.	41,987	1,610

Credit Agricole S.A.	72,909	1,086

Danone S.A.	40,662	2,627

Dassault Systemes S.E.	42,674	1,888

Eiffage S.A.	5,276	598

Gecina S.A.	2,476	253

Getlink S.E.	25,210	429

Hermes International S.C.A.	2,043	5,238

Kering S.A.	4,671	1,846

Klepierre S.A.	15,561	403

L’Oreal S.A.	15,391	7,299

LVMH Moet Hennessy Louis Vuitton S.E.	17,672	15,983

Orange S.A.	110,236	1,295

SEB S.A.(2)	1	—

Societe Generale S.A.	46,457	1,250

Teleperformance S.E.	3,450	335

TotalEnergies S.E.	137,985	9,488

Worldline S.A.(3) *	7,380	91

		62,231

Germany – 1.2%

adidas A.G.	10,210	2,281

Bayerische Motoren Werke A.G.	20,426	2,357

Beiersdorf A.G.	6,268	913

Brenntag S.E.	9,053	763

Commerzbank A.G.	70,772	972

Covestro A.G.*	12,256	670

Deutsche Boerse A.G.	12,607	2,580

Deutsche Lufthansa A.G. (Registered)*	42,796	336

Deutsche Post A.G.	63,812	2,748

Evonik Industries A.G.	14,631	289

GEA Group A.G.	11,968	506

Heidelberg Materials A.G.	8,734	961

Henkel A.G. & Co. KGaA	7,679	553

Knorr-Bremse A.G.	5,388	407

LEG Immobilien S.E.*	4,319	371

Merck KGaA	8,259	1,458

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	8,494	4,144

Puma S.E.	5,427	246

Symrise A.G.	8,147	975

See Notes to the Financial Statements.

EQUITY FUNDS  108  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Germany – 1.2% continued

Vonovia S.E.	48,906	$1,446

Zalando S.E.(3) *	13,080	374

		25,350

Hong Kong – 0.4%

AIA Group Ltd.	732,800	4,918

CK Infrastructure Holdings Ltd.	43,500	255

Hang Seng Bank Ltd.	42,778	469

HKT Trust & HKT Ltd.	236,000	275

Hong Kong & China Gas Co. Ltd.	676,463	513

MTR Corp. Ltd.	76,126	251

Prudential PLC	171,612	1,614

Sino Land Co. Ltd.	309,603	322

Swire Pacific Ltd., Class A	27,500	226

Swire Properties Ltd.	68,078	143

WH Group Ltd.(3)	525,500	347

		9,333

Ireland – 0.1%

Kerry Group PLC, Class A	9,623	826

Kingspan Group PLC	9,770	889

Smurfit Kappa Group PLC	18,084	825

		2,540

Israel – 0.0%

Bank Leumi Le-Israel B.M.	95,257	803

Italy – 0.5%

Assicurazioni Generali S.p.A.	65,200	1,651

Coca-Cola HBC A.G. - CDI*	15,145	478

Enel S.p.A.	512,901	3,386

FinecoBank Banca Fineco S.p.A.	40,171	601

Mediobanca Banca di Credito Finanziario S.p.A.	34,696	517

Moncler S.p.A.	13,774	1,028

Nexi S.p.A.*	35,288	224

Poste Italiane S.p.A.	33,292	417

Prysmian S.p.A.	16,445	859

Terna - Rete Elettrica Nazionale	89,643	743

		9,904

Japan – 6.5%

Advantest Corp.	48,800	2,198

Aeon Co. Ltd.	41,100	976

Ajinomoto Co., Inc.	29,900	1,118

ANA Holdings, Inc.	14,400	305

Asahi Kasei Corp.	81,600	599

Astellas Pharma, Inc.	116,600	1,266

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Japan – 6.5% continued

Azbil Corp.	7,100	$197

Bandai Namco Holdings, Inc.	41,300	772

Bridgestone Corp.	36,300	1,596

Brother Industries Ltd.	16,100	300

Dai Nippon Printing Co. Ltd.	13,200	407

Daifuku Co. Ltd.	18,400	436

Daiichi Sankyo Co. Ltd.	119,000	3,755

Daikin Industries Ltd.	16,600	2,259

Daiwa House Industry Co. Ltd.	38,200	1,143

Daiwa Securities Group, Inc.	85,700	652

Denso Corp.	125,300	2,386

Eisai Co. Ltd.	15,905	653

FANUC Corp.	62,300	1,722

Fast Retailing Co. Ltd.	11,300	3,519

Fuji Electric Co. Ltd.	7,600	515

FUJIFILM Holdings Corp.	72,900	1,623

Fujitsu Ltd.	113,000	1,859

Hankyu Hanshin Holdings, Inc.	13,800	401

Hirose Electric Co. Ltd.	2,500	256

Hitachi Construction Machinery Co. Ltd.	7,400	221

Hitachi Ltd.	59,500	5,465

Hoya Corp.	22,100	2,736

Hulic Co. Ltd.	27,300	283

Ibiden Co. Ltd.	7,300	321

Inpex Corp.	62,100	960

Isuzu Motors Ltd.	37,200	505

ITOCHU Corp.	75,800	3,238

JFE Holdings, Inc.	36,600	614

JSR Corp.*	12,300	352

Kao Corp.	28,000	1,043

KDDI Corp.	97,600	2,890

Kikkoman Corp.	41,000	533

Koito Manufacturing Co. Ltd.	15,600	261

Komatsu Ltd.	59,800	1,747

Kubota Corp.	58,700	924

Kyowa Kirin Co. Ltd.	18,800	334

LY Corp.	143,100	366

Marubeni Corp.	92,100	1,600

MatsukiyoCocokara & Co.	22,100	356

Mazda Motor Corp.	36,400	422

McDonald’s Holdings Co. Japan Ltd.	5,600	254

MEIJI Holdings Co. Ltd.	17,000	380

Mitsubishi Chemical Group Corp.	74,700	452

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 109 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Japan – 6.5% continued

Mitsubishi Estate Co. Ltd.	71,200	$1,310

Mitsui Chemicals, Inc.	12,300	352

Mitsui Fudosan Co. Ltd.	171,900	1,871

Mizuho Financial Group, Inc.	155,900	3,137

MS&AD Insurance Group Holdings, Inc.	81,600	1,461

NEC Corp.	15,400	1,118

Nintendo Co. Ltd.	66,200	3,584

NIPPON EXPRESS HOLDINGS, Inc.	4,700	240

Nippon Paint Holdings Co. Ltd.	51,800	367

Nippon Prologis REIT, Inc.	87	155

Nissin Foods Holdings Co. Ltd.	10,800	300

Nitori Holdings Co. Ltd.	4,700	733

Nitto Denko Corp.	9,100	828

Nomura Holdings, Inc.	193,600	1,250

Nomura Real Estate Holdings, Inc.	7,800	227

Nomura Research Institute Ltd.	21,576	605

NTT Data Group Corp.	41,100	659

Omron Corp.	10,500	375

Ono Pharmaceutical Co. Ltd.	23,400	379

Oriental Land Co. Ltd.	69,600	2,229

ORIX Corp.	76,100	1,658

Osaka Gas Co. Ltd.	21,500	482

Pan Pacific International Holdings Corp.	25,500	681

Panasonic Corp.	141,700	1,353

Rakuten Group, Inc.*	100,700	565

Recruit Holdings Co. Ltd.	91,300	4,045

Renesas Electronics Corp.	94,000	1,658

Ricoh Co. Ltd.	35,500	317

SCSK Corp.	10,100	189

Secom Co. Ltd.	14,500	1,050

Seiko Epson Corp.	20,000	350

Sekisui Chemical Co. Ltd.	23,900	352

Sekisui House Ltd.	40,800	947

Seven & i Holdings Co. Ltd.	143,800	2,096

SG Holdings Co. Ltd.	19,400	244

Sharp Corp.*	10,300	57

Shimadzu Corp.	13,300	372

Shimizu Corp.	31,000	205

Shin-Etsu Chemical Co. Ltd.	115,500	5,023

Shionogi & Co. Ltd.	14,900	763

SoftBank Corp.	184,000	2,371

Sompo Holdings, Inc.	56,400	1,189

Sony Group Corp.	80,500	6,905

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Japan – 6.5% continued

Subaru Corp.	40,100	$913

Sumitomo Electric Industries Ltd.	47,200	732

Sumitomo Metal Mining Co. Ltd.	13,700	415

Sumitomo Mitsui Financial Group, Inc.	81,900	4,820

Sumitomo Mitsui Trust Holdings, Inc.	44,800	979

Suntory Beverage & Food Ltd.	8,800	293

Sysmex Corp.	28,326	498

T&D Holdings, Inc.	30,100	517

TDK Corp.	24,700	1,221

Terumo Corp.	85,000	1,532

TIS, Inc.	12,500	272

Tobu Railway Co. Ltd.	11,900	297

Tokio Marine Holdings, Inc.	116,100	3,607

Tokyo Electron Ltd.	30,000	7,842

Tokyo Gas Co. Ltd.	23,800	552

Tokyu Corp.	26,900	328

Toray Industries, Inc.	77,700	380

TOTO Ltd.	7,100	200

Unicharm Corp.	26,000	830

USS Co. Ltd.	26,800	224

West Japan Railway Co.	25,800	535

Yamaha Corp.	5,400	116

Yamaha Motor Co. Ltd.	61,400	577

Yamato Holdings Co. Ltd.	16,300	232

Yaskawa Electric Corp.	16,600	696

Yokogawa Electric Corp.	13,000	300

ZOZO, Inc.	7,600	191

		140,321

Netherlands – 1.7%

Akzo Nobel N.V.	10,361	773

ASML Holding N.V.	25,711	24,685

ING Groep N.V.	213,857	3,522

JDE Peet’s N.V.	5,694	120

Koninklijke Ahold Delhaize N.V.	61,322	1,833

Koninklijke KPN N.V.	225,269	842

NN Group N.V.	17,071	790

Universal Music Group N.V.	53,148	1,598

Wolters Kluwer N.V.	15,773	2,470

		36,633

New Zealand – 0.1%

Mercury NZ Ltd.	49,203	204

Meridian Energy Ltd.	94,730	335

See Notes to the Financial Statements.

EQUITY FUNDS  110  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

New Zealand – 0.1% continued

Spark New Zealand Ltd.	133,935	$381

Xero Ltd.*	8,795	764

		1,684

Norway – 0.2%

Aker BP ASA	17,923	448

DNB Bank ASA	62,678	1,244

Equinor ASA	56,954	1,528

Gjensidige Forsikring ASA	9,170	133

Mowi ASA	28,776	529

Norsk Hydro ASA	95,013	524

Orkla ASA	43,055	304

Salmar ASA	3,969	262

Telenor ASA	34,439	383

		5,355

Portugal – 0.0%

Galp Energia SGPS S.A.	30,665	508

Jeronimo Martins SGPS S.A.	20,068	398

		906

Singapore – 0.3%

CapitaLand Integrated Commercial Trust	355,473	522

CapitaLand Investment Ltd.	192,558	383

City Developments Ltd.	46,700	203

Keppel Ltd.	89,300	486

Singapore Exchange Ltd.	51,800	354

STMicroelectronics N.V.	43,718	1,882

United Overseas Bank Ltd.	81,300	1,767

		5,597

South Africa – 0.1%

Anglo American PLC	82,493	2,038

Spain – 0.4%

ACS Actividades de Construccion y Servicios S.A.	14,072	589

Amadeus IT Group S.A.	30,371	1,948

Iberdrola S.A.	395,581	4,911

Redeia Corp. S.A.	21,829	373

Repsol S.A.	77,244	1,289

		9,110

Sweden – 0.8%

Alfa Laval AB	18,539	729

Assa Abloy AB, Class B	67,158	1,926

Atlas Copco AB, Class A	170,943	2,885

Atlas Copco AB, Class B	99,612	1,471

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Sweden – 0.8% continued

Beijer Ref AB	25,449	$377

Boliden AB	15,917	441

Epiroc AB, Class A	42,023	792

Epiroc AB, Class B	28,903	489

EQT AB	25,223	797

Essity AB, Class B	38,239	908

Hennes & Mauritz AB, Class B	39,974	653

Holmen AB, Class B	3,611	147

Husqvarna AB, Class B	27,802	238

Nibe Industrier AB, Class B	87,506	430

Sandvik AB	66,860	1,484

SKF AB, Class B	21,406	436

Svenska Cellulosa AB S.C.A., Class B	43,269	664

Svenska Handelsbanken AB, Class A	92,970	940

Tele2 AB, Class B	26,167	215

Telia Co. AB	114,582	294

		16,316

Switzerland – 2.1%

ABB Ltd. (Registered)	101,618	4,716

Baloise Holding A.G. (Registered)	3,142	492

Banque Cantonale Vaudoise (Registered)	1,734	202

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	65	778

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	7	844

Clariant A.G. (Registered)*	14,320	194

DSM-Firmenich A.G.	11,444	1,300

Geberit A.G. (Registered)	2,026	1,197

Givaudan S.A. (Registered)	579	2,587

Julius Baer Group Ltd.	13,926	804

Kuehne + Nagel International A.G. (Registered)	3,384	942

Logitech International S.A. (Registered)	10,320	924

Lonza Group A.G. (Registered)	4,760	2,850

Novartis A.G. (Registered)	130,807	12,668

SGS S.A. (Registered)*	9,487	920

SIG Group A.G.*	21,484	476

Sika A.G. (Registered)	9,765	2,908

Sonova Holding A.G. (Registered)	3,104	898

Swiss Life Holding A.G. (Registered)	1,925	1,349

Swisscom A.G. (Registered)	1,775	1,085

Temenos A.G. (Registered)	3,818	273

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 111 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

Switzerland – 2.1% continued

VAT Group A.G.	1,767	$914

Zurich Insurance Group A.G.	9,318	5,024

		44,345

United Kingdom – 3.0%

3i Group PLC	61,800	2,189

abrdn PLC	108,778	194

Admiral Group PLC	16,359	585

Ashtead Group PLC	28,011	1,991

Associated British Foods PLC	21,470	678

AstraZeneca PLC	98,938	13,321

Auto Trader Group PLC(3)	61,310	541

Barratt Developments PLC	59,115	355

Berkeley Group Holdings PLC	7,504	451

BT Group PLC	379,609	525

Burberry Group PLC	19,804	304

Coca-Cola Europacific Partners PLC	12,733	891

Croda International PLC	8,028	498

DCC PLC	6,149	448

HSBC Holdings PLC	1,228,216	9,600

Informa PLC	93,543	981

Intertek Group PLC	9,552	602

J Sainsbury PLC	94,773	324

Kingfisher PLC	118,051	371

Legal & General Group PLC	387,369	1,243

Lloyds Banking Group PLC	4,083,259	2,673

National Grid PLC	237,444	3,194

Ocado Group PLC*	31,638	182

Phoenix Group Holdings PLC	59,758	417

Reckitt Benckiser Group PLC	45,155	2,569

RELX PLC	120,161	5,192

Sage Group (The) PLC	63,530	1,015

Schroders PLC	63,459	302

Segro PLC	79,874	910

Spirax-Sarco Engineering PLC	5,119	651

St. James’s Place PLC	24,512	144

Taylor Wimpey PLC	209,831	364

Tesco PLC	450,842	1,687

Unilever PLC	159,925	8,031

Vodafone Group PLC	1,389,983	1,231

WPP PLC	76,771	727

		65,381

United States – 71.0%

3M Co.	34,790	3,690

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 71.0% continued

Accenture PLC, Class A	39,737	$13,773

Adobe, Inc.*	28,805	14,535

AECOM	9,140	896

Aflac, Inc.	34,915	2,998

Agilent Technologies, Inc.	18,849	2,743

Akamai Technologies, Inc.*	9,559	1,040

Align Technology, Inc.*	4,613	1,513

Allegion PLC	5,554	748

Allstate (The) Corp.	16,677	2,885

Ally Financial, Inc.	17,040	692

Alphabet, Inc., Class A*	376,963	56,895

Alphabet, Inc., Class C*	329,408	50,156

Amcor PLC	95,552	909

American Express Co.	37,390	8,513

American Tower Corp.	29,640	5,857

American Water Works Co., Inc.	12,529	1,531

Ameriprise Financial, Inc.	6,511	2,855

Amgen, Inc.	34,194	9,722

Annaly Capital Management, Inc.	27,312	538

ANSYS, Inc.*	5,754	1,998

Applied Materials, Inc.	53,024	10,935

Aptiv PLC*	17,667	1,407

Arch Capital Group Ltd.*	23,335	2,157

Assurant, Inc.	3,207	604

Atmos Energy Corp.	10,363	1,232

Autodesk, Inc.*	13,642	3,553

Automatic Data Processing, Inc.	26,173	6,536

AutoZone, Inc.*	1,112	3,505

Avantor, Inc.*	45,449	1,162

Avery Dennison Corp.	5,122	1,143

Axon Enterprise, Inc.*	4,558	1,426

Baker Hughes Co.	64,191	2,150

Ball Corp.	19,792	1,333

Bank of New York Mellon (The) Corp.	48,674	2,805

Best Buy Co., Inc.	12,469	1,023

Biogen, Inc.*	9,347	2,016

Bio-Techne Corp.	9,788	689

BlackRock, Inc.	9,481	7,904

Booking Holdings, Inc.	2,233	8,101

BorgWarner, Inc.	13,666	475

Boston Properties, Inc.	8,520	556

Bristol-Myers Squibb Co.	128,905	6,991

Broadridge Financial Solutions, Inc.	7,368	1,509

Brookfield Renewable Corp., Class A	6,866	168

See Notes to the Financial Statements.

EQUITY FUNDS  112  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 71.0% continued

Builders FirstSource, Inc.*	8,108	$1,691

Bunge Global S.A.	9,328	956

Burlington Stores, Inc.*	4,078	947

C.H. Robinson Worldwide, Inc.	7,033	536

Cadence Design Systems, Inc.*	17,380	5,410

Campbell Soup Co.	13,348	593

CarMax, Inc.*	9,808	854

Carrier Global Corp.	51,366	2,986

Caterpillar, Inc.	32,482	11,902

Cboe Global Markets, Inc.	6,586	1,210

CBRE Group, Inc., Class A*	19,767	1,922

Cencora, Inc.	10,722	2,605

Charles Schwab (The) Corp.	95,857	6,934

Cheniere Energy, Inc.	14,792	2,386

Church & Dwight Co., Inc.	15,737	1,642

Cigna Group (The)	18,673	6,782

Cintas Corp.	5,851	4,020

Citizens Financial Group, Inc.	29,466	1,069

Clorox (The) Co.	7,905	1,210

CMS Energy Corp.	20,202	1,219

Coca-Cola (The) Co.	262,893	16,084

Colgate-Palmolive Co.	49,831	4,487

Comcast Corp., Class A	257,039	11,143

Conagra Brands, Inc.	30,920	916

Consolidated Edison, Inc.	22,602	2,052

Cooper (The) Cos., Inc.	12,920	1,311

CRH PLC	43,912	3,788

Crown Castle, Inc.	27,210	2,880

CSX Corp.	126,282	4,681

Cummins, Inc.	9,050	2,667

Danaher Corp.	44,995	11,236

Darling Ingredients, Inc.*	9,200	428

DaVita, Inc.*	3,334	460

Dayforce, Inc.*	10,132	671

Deckers Outdoor Corp.*	1,648	1,551

Delta Air Lines, Inc.	9,891	473

Dexcom, Inc.*	24,696	3,425

Digital Realty Trust, Inc.	19,462	2,803

Discover Financial Services	16,089	2,109

DocuSign, Inc.*	12,814	763

Dover Corp.	8,961	1,588

Eaton Corp. PLC	25,496	7,972

eBay, Inc.	33,241	1,754

Ecolab, Inc.	16,430	3,794

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 71.0% continued

Edison International	25,669	$1,816

Edwards Lifesciences Corp.*	38,498	3,679

Electronic Arts, Inc.	16,437	2,181

Elevance Health, Inc.	14,972	7,764

Eli Lilly & Co.	51,469	40,041

Emerson Electric Co.	36,533	4,144

Equinix, Inc.	6,015	4,964

Equitable Holdings, Inc.	21,822	829

Essential Utilities, Inc.	19,391	718

Eversource Energy	21,610	1,292

Exelon Corp.	64,474	2,422

Expeditors International of Washington, Inc.	9,341	1,136

FactSet Research Systems, Inc.	2,365	1,075

Fair Isaac Corp.*	1,574	1,967

Fastenal Co.	35,955	2,774

Ferguson PLC	12,913	2,821

Fidelity National Information Services, Inc.	38,335	2,844

Fiserv, Inc.*	38,421	6,140

Fortive Corp.	22,860	1,966

Fortune Brands Innovations, Inc.	7,840	664

Fox Corp., Class A	18,185	569

Fox Corp., Class B	6,451	185

Franklin Resources, Inc.	18,263	513

Gartner, Inc.*	4,949	2,359

Gen Digital, Inc.	36,460	817

General Mills, Inc.	35,204	2,463

Genuine Parts Co.	8,944	1,386

Gilead Sciences, Inc.	79,502	5,824

Graco, Inc.	10,657	996

Halliburton Co.	57,792	2,278

Hartford Financial Services Group (The), Inc.	19,080	1,966

Hasbro, Inc.	7,768	439

HCA Healthcare, Inc.	12,884	4,297

Healthpeak Properties, Inc.	40,372	757

Hewlett Packard Enterprise Co.	81,365	1,443

HF Sinclair Corp.	10,279	621

Hilton Worldwide Holdings, Inc.	16,642	3,550

Hologic, Inc.*	15,545	1,212

Home Depot (The), Inc.	63,459	24,343

Hormel Foods Corp.	16,911	590

HP, Inc.	60,110	1,817

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 113 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 71.0% continued

HubSpot, Inc.*	3,081	$1,930

Humana, Inc.	7,771	2,694

Huntington Bancshares, Inc.	92,665	1,293

IDEX Corp.	4,784	1,167

IDEXX Laboratories, Inc.*	5,304	2,864

Illinois Tool Works, Inc.	19,101	5,125

Illumina, Inc.*	9,858	1,354

Ingersoll Rand, Inc.	25,884	2,458

Insulet Corp.*	4,409	756

Intel Corp.	268,622	11,865

Intercontinental Exchange, Inc.	36,437	5,008

International Business Machines Corp.	58,290	11,131

International Flavors & Fragrances, Inc.	15,979	1,374

International Paper Co.	18,603	726

Interpublic Group of (The) Cos., Inc.	24,675	805

Intuit, Inc.	17,853	11,604

Iron Mountain, Inc.	18,533	1,487

J.M. Smucker (The) Co.	6,604	831

James Hardie Industries PLC - CDI*	27,326	1,097

Jazz Pharmaceuticals PLC*	3,598	433

JB Hunt Transport Services, Inc.	5,386	1,073

Johnson & Johnson	153,915	24,348

Johnson Controls International PLC	43,175	2,820

Kellanova	17,399	997

Keurig Dr. Pepper, Inc.	70,416	2,160

Keysight Technologies, Inc.*	11,176	1,748

Kimberly-Clark Corp.	21,608	2,795

Kinder Morgan, Inc.	126,925	2,328

Knight-Swift Transportation Holdings, Inc.	10,954	603

Kroger (The) Co.	44,055	2,517

Laboratory Corp. of America Holdings	5,406	1,181

Lam Research Corp.	8,401	8,162

Lamb Weston Holdings, Inc.	9,656	1,029

Lear Corp.	4,025	583

Lennox International, Inc.	1,993	974

Linde PLC	31,033	14,409

LKQ Corp.	18,005	962

Lowe’s Cos., Inc.	36,750	9,361

LPL Financial Holdings, Inc.	4,811	1,271

Lululemon Athletica, Inc.*	7,282	2,845

LyondellBasell Industries N.V., Class A	17,525	1,792

Marathon Petroleum Corp.	24,306	4,898

MarketAxess Holdings, Inc.	2,229	489

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 71.0% continued

Marsh & McLennan Cos., Inc.	31,112	$6,408

Martin Marietta Materials, Inc.	3,957	2,429

Marvell Technology, Inc.	55,282	3,918

Masco Corp.	14,026	1,106

Mastercard, Inc., Class A	53,468	25,749

McCormick & Co., Inc. (Non Voting)	15,837	1,216

McDonald’s Corp.	46,293	13,052

Merck & Co., Inc.	161,913	21,364

Mettler-Toledo International, Inc.*	1,407	1,873

Microsoft Corp.	450,527	189,546

Molina Healthcare, Inc.*	3,784	1,555

Moody’s Corp.	10,519	4,134

Morgan Stanley	78,819	7,422

Nasdaq, Inc.	21,889	1,381

NetApp, Inc.	13,132	1,378

Newmont Corp.	72,561	2,601

NIKE, Inc., Class B	77,321	7,267

Norfolk Southern Corp.	14,400	3,670

Northern Trust Corp.(4)	13,266	1,180

NRG Energy, Inc.	14,855	1,006

Nucor Corp.	15,896	3,146

NVIDIA Corp.	157,610	142,410

NVR, Inc.*	213	1,725

Old Dominion Freight Line, Inc.	12,540	2,750

Omnicom Group, Inc.	13,275	1,284

ONEOK, Inc.	37,733	3,025

Otis Worldwide Corp.	26,350	2,616

Owens Corning	5,858	977

Paychex, Inc.	21,063	2,587

Paylocity Holding Corp.*	3,060	526

Pentair PLC	10,283	879

PepsiCo, Inc.	87,820	15,369

Phillips 66	28,069	4,585

PNC Financial Services Group (The), Inc.	25,016	4,043

Pool Corp.	2,340	944

PPG Industries, Inc.	15,213	2,204

Principal Financial Group, Inc.	15,616	1,348

Procter & Gamble (The) Co.	150,314	24,388

Progressive (The) Corp.	37,240	7,702

Prologis, Inc.	58,993	7,682

Prudential Financial, Inc.	22,573	2,650

PTC, Inc.*	7,493	1,416

PulteGroup, Inc.	13,574	1,637

See Notes to the Financial Statements.

EQUITY FUNDS  114  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 71.0% continued

Quanta Services, Inc.	9,191	$2,388

Quest Diagnostics, Inc.	7,011	933

Raymond James Financial, Inc.	12,947	1,663

Regions Financial Corp.	60,420	1,271

Repligen Corp.*	3,564	656

Rivian Automotive, Inc., Class A*	39,865	437

Robert Half, Inc.	6,121	485

Rockwell Automation, Inc.	7,339	2,138

S&P Global, Inc.	20,642	8,782

Salesforce, Inc.	61,747	18,597

SBA Communications Corp.	6,846	1,484

Schlumberger N.V.	90,853	4,980

Schneider Electric S.E.	34,636	7,832

Seagate Technology Holdings PLC	12,545	1,167

Sempra	40,024	2,875

ServiceNow, Inc.*	13,090	9,980

Sherwin-Williams (The) Co.	15,455	5,368

Sirius XM Holdings, Inc.	43,635	169

Snap, Inc., Class A*	69,211	795

State Street Corp.	20,028	1,549

Steel Dynamics, Inc.	9,897	1,467

STERIS PLC	6,226	1,400

Swiss Re A.G.	19,252	2,475

Synchrony Financial	27,587	1,190

Synopsys, Inc.*	9,681	5,533

T. Rowe Price Group, Inc.	13,840	1,687

Take-Two Interactive Software, Inc.*	10,651	1,582

Targa Resources Corp.	14,040	1,572

Target Corp.	29,350	5,201

Teleflex, Inc.	2,653	600

Tenaris S.A.	32,360	639

Tesla, Inc.*	182,467	32,076

Texas Instruments, Inc.	57,867	10,081

TJX (The) Cos., Inc.	72,936	7,397

Toro (The) Co.	7,020	643

Tractor Supply Co.	6,982	1,827

Trane Technologies PLC	14,589	4,380

TransUnion	12,857	1,026

Travelers (The) Cos., Inc.	14,451	3,326

Trimble, Inc.*	16,012	1,031

Truist Financial Corp.	83,683	3,262

Twilio, Inc., Class A*	11,575	708

U.S. Bancorp	99,001	4,425

Ulta Beauty, Inc.*	3,095	1,618

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.6% (1) continued

United States – 71.0% continued

Union Pacific Corp.	38,850	$9,554

United Parcel Service, Inc., Class B	46,163	6,861

United Rentals, Inc.	4,335	3,126

Vail Resorts, Inc.	2,400	535

Valero Energy Corp.	21,730	3,709

Verizon Communications, Inc.	267,321	11,217

Visa, Inc., Class A	100,971	28,179

W.W. Grainger, Inc.	2,848	2,897

Walt Disney (The) Co.	116,716	14,281

Waste Management, Inc.	25,800	5,499

Waters Corp.*	3,763	1,295

Welltower, Inc.	35,480	3,315

West Pharmaceutical Services, Inc.	4,714	1,865

Western Digital Corp.*	20,683	1,411

Westrock Co.	16,004	791

Weyerhaeuser Co.	47,055	1,690

Williams (The) Cos., Inc.	78,683	3,066

Willis Towers Watson PLC	6,589	1,812

Workday, Inc., Class A*	13,345	3,640

Xylem, Inc.	15,243	1,970

Yum! Brands, Inc.	18,167	2,519

Zimmer Biomet Holdings, Inc.	13,583	1,793

Zoetis, Inc.	29,308	4,959

Zscaler, Inc.*	5,629	1,084

		1,524,697

Total Common Stocks

(Cost $1,394,462)		2,115,581

PREFERRED STOCKS – 0.1% (1)

Germany – 0.0%

Bayerische Motoren Werke A.G., 6.07%(5)	3,614	388

Henkel A.G. & Co. KGaA, 2.49%(5)	9,781	786

		1,174

Total Preferred Stocks

(Cost $979)		1,174

RIGHTS – 0.0%

United States – 0.0%

Contra Abiomed, Inc. (Contingent Value Rights)(6) (7) *	2,380	—

Total Rights

(Cost $—)		—

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 115 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds -
U.S. Government Portfolio (Shares), 5.13%(8) (9)	13,611,994	$13,612

Total Investment Companies

(Cost $13,612)		13,612

Total Investments – 99.2%
(Cost $1,409,053)		2,130,367

Other Assets less Liabilities – 0.8%		16,187
Net Assets – 100.0%		$2,146,554

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

(2)	Value rounds to less than one thousand.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $1,353,000 or 0.1% of net assets.

(4)	Investment in affiliate.

(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(6)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(7)	Restricted security that has been deemed illiquid. At March 31, 2024, the value of this restricted illiquid security amounted to $0 or 0.0% of net assets.

Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)
Contra Abiomed, Inc. (Contingent Value Rights)	12/23/2022	$—

(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(9)	7-day current yield as of March 31, 2024 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CDI – CREST Depository Interest

FTSE – Financial Times Stock Exchange

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

BNY Mellon	Hong Kong Dollar	913	United States Dollar	117	6/20/24	$— *

Citibank	Australian Dollar	391	United States Dollar	257	6/20/24	2

Morgan Stanley	British Pound	500	United States Dollar	632	6/20/24	1

Morgan Stanley	Euro	1,600	United States Dollar	1,740	6/20/24	8

Morgan Stanley	Swiss Franc	274	United States Dollar	313	6/20/24	6

Subtotal Appreciation						17

BNY Mellon	United States Dollar	367	Canadian Dollar	495	6/20/24	(1)

Citibank	United States Dollar	985	British Pound	773	6/20/24	(10)

Citibank	United States Dollar	2,209	Japanese Yen	324,304	6/20/24	(40)

Citibank	United States Dollar	178	Swedish Krona	1,832	6/20/24	(6)

Morgan Stanley	Japanese Yen	360,300	United States Dollar	2,410	6/20/24	(1)

Morgan Stanley	United States Dollar	156	Danish Krone	1,061	6/20/24	(1)

Morgan Stanley	United States Dollar	1,374	Euro	1,257	6/20/24	(13)

Subtotal Depreciation						(72)

Total						$(55)

*	Amount rounds to less than one thousand.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
E-Mini S&P 500 (United States Dollar)	75	$19,907	Long	6/24	$384
Euro Stoxx 50 (Euro)	60	3,266	Long	6/24	88
FTSE 100 Index (British Pound)	9	907	Long	6/24	24

See Notes to the Financial Statements.

EQUITY FUNDS  116  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

SPI 200 Index (Australian Dollar)	5	$648	Long	6/24	$ 16

Topix Index (Japanese Yen)	11	2,013	Long	6/24	66

Total					$578

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS
United States Dollar	71.4%

Euro	7.9

Japanese Yen	6.5

All other currencies less than 5%	13.4

Total Investments	99.2
Other Assets less Liabilities	0.8

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2024 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Belgium	$261	$1,419	$—	$1,680

Brazil	5,749	—	—	5,749

Canada	62,898	—	—	62,898

Chile	424	681	—	1,105

China	4,079	3,490	—	7,569

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Israel	$803	$—	$—	$803

Italy	4,320	5,584	—	9,904

Japan	140,321	—	—	140,321

United Kingdom	891	64,490	—	65,381

United States	1,509,505	15,192	—	1,524,697

All Other Countries(1)	—	295,474	—	295,474
Total Common Stocks	1,729,251	386,330	—	2,115,581
Preferred Stocks	—	1,174	—	1,174
Investment Companies	13,612	—	—	13,612
Total Investments	$1,742,863	$387,504	$—	$2,130,367

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$—	$17	$—	$17
Futures Contracts	578	—	—	578
Liabilities
Forward Foreign Currency Exchange Contracts	—	(72)	—	(72)
Total Other Financial Instruments	$578	$(55)	$—	$523

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 117 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 99.5%

FlexShares® Credit-Scored U.S. Corporate Bond Index Fund(1)	40,211	$1,921

FlexShares® Credit-Scored U.S. Long Corporate Bond Index Fund(1)	2,090	92

FlexShares® Developed Markets ex-U.S. Quality Low Volatility Index Fund(1)	89,169	2,378

FlexShares® Disciplined Duration MBS Index Fund(1)	161,589	3,292

FlexShares® Global Quality Real Estate Index Fund(1)	32,189	1,829

FlexShares® High Yield Value-Scored Bond Index Fund(1)	222,247	9,137

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund(1)	270,625	6,400

FlexShares® International Quality Dividend Index Fund(1)	197,446	4,759

FlexShares® Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund(1)	66,385	4,757

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund(1)	89,185	4,578

FlexShares® Morningstar Global Upstream Natural Resources Index Fund(1)	89,333	3,669

FlexShares® Morningstar U.S. Market Factor Tilt Index Fund(1)	51,680	10,253

FlexShares® Quality Dividend Index Fund(1)	155,370	10,240

FlexShares® STOXX Global Broad Infrastructure Index Fund(1)	33,590	1,834

FlexShares® U.S. Quality Low Volatility Index Fund(1)	84,076	5,125

FlexShares® Ultra-Short Income Fund(1)	12,120	914

iShares 1-3 Year Treasury Bond ETF	43,601	3,566

iShares 1-5 Year Investment Grade Corporate Bond ETF	42,775	2,194

iShares 20+ Year Treasury Bond ETF	34,762	3,289

iShares 3-7 Year Treasury Bond ETF	14,204	1,645

iShares 5-10 Year Investment Grade Corporate Bond ETF	17,702	913

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 99.5% continued

iShares 7-10 Year Treasury Bond ETF	17,390	$1,646

iShares MBS ETF	71,192	6,579

Total Investment Companies

(Cost $81,140)		91,010

Total Investments – 99.5%

(Cost $81,140)		91,010

Other Assets less Liabilities – 0.5%		422

NET ASSETS – 100.0%		$91,432

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ETF - Exchange-Traded Fund

MBS - Mortgage Backed Securities

TIPS - Treasury Inflation Protected Securities

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS  118  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

At March 31, 2024, the asset class weightings for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE
U.S. Equity	11.3%	FlexShares® Morningstar U.S. Market Factor Tilt Index Fund

U.S. Equity	11.3	FlexShares® Quality Dividend Index Fund

U.S. Equity	5.7	FlexShares® U.S. Quality Low Volatility Index Fund

Non U.S. Equity - Developed	5.2	FlexShares® Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund

Non U.S. Equity - Developed	5.2	FlexShares® International Quality Dividend Index Fund

Non U.S. Equity - Developed	2.6	FlexShares® Developed Markets ex-U.S. Quality Low Volatility Index Fund

Non U.S. Equity - Emerging Markets	5.0	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Global Real Estate	2.0	FlexShares® Global Quality Real Estate Index Fund

U.S. Bonds - High Yield	10.1	FlexShares® High Yield Value-Scored Bond Index Fund

U.S. Bonds - Investment Grade	7.2	iShares MBS ETF

U.S. Bonds - Investment Grade	3.9	iShares 1-3 Year Treasury Bond ETF

U.S. Bonds - Investment Grade	3.6	FlexShares® Disciplined Duration MBS Index Fund

U.S. Bonds - Investment Grade	3.6	iShares 20+ Year Treasury Bond ETF

U.S. Bonds - Investment Grade	2.4	iShares 1-5 Year Investment Grade Corporate Bond ETF

U.S. Bonds - Investment Grade	2.1	FlexShares® Credit-Scored U.S. Corporate Bond Index Fund

U.S. Bonds - Investment Grade	1.8	iShares 7-10 Year Treasury Bond ETF

U.S. Bonds - Investment Grade	1.8	iShares 3-7 Year Treasury Bond ETF

U.S. Bonds - Investment Grade	1.0	FlexShares® Ultra-Short Income Fund

U.S. Bonds - Investment Grade	1.0	iShares 5-10 Year Investment Grade Corporate Bond ETF

U.S. Bonds - Investment Grade	0.1	FlexShares® Credit-Scored U.S. Long Corporate Bond Index Fund

U.S. Bonds - Inflation Protected	7.1	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

Global Infrastructure	2.0	FlexShares® STOXX Global Broad Infrastructure Index Fund

Commodities/Natural Resources	4.0	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Total	100.0%

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE	% OF NET ASSETS
Investment Companies	99.5%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investment Companies	$91,010	$—	$—	$91,010

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 119 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.5%

Aerospace & Defense – 1.0%

Lockheed Martin Corp.	3,676	$1,672

Automobiles – 0.4%

Tesla, Inc.(1) *	4,278	752

Banks – 2.0%

Citigroup, Inc.	33,283	2,105

JPMorgan Chase & Co.	6,374	1,277

		3,382

Beverages – 1.2%

Coca-Cola (The) Co.	28,035	1,715

PepsiCo, Inc.	1,651	289

		2,004

Biotechnology – 3.7%

AbbVie, Inc.	16,219	2,954

Amgen, Inc.	6,299	1,791

Gilead Sciences, Inc.	20,333	1,489

		6,234

Broadline Retail – 2.9%

Amazon.com, Inc.(1) *	24,640	4,445

eBay, Inc.	7,944	419

		4,864

Building Products – 0.5%

A.O. Smith Corp.	9,697	868

Capital Markets – 3.5%

Ameriprise Financial, Inc.	1,971	864

Bank of New York Mellon (The) Corp.	17,627	1,016

Blue Owl Capital, Inc.	33,591	634

Janus Henderson Group PLC	14,740	485

Jefferies Financial Group, Inc.	12,072	532

Lazard, Inc.	13,619	570

State Street Corp.	10,964	848

TPG, Inc.	11,753	525

Virtu Financial, Inc., Class A	22,486	461

		5,935

Chemicals – 1.3%

CF Industries Holdings, Inc.	7,614	634

Linde PLC	119	55

LyondellBasell Industries N.V., Class A	8,180	837

NewMarket Corp.	284	180

Scotts Miracle-Gro (The) Co.	7,299	544

		2,250

Communications Equipment – 1.3%

Cisco Systems, Inc.	42,939	2,143

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.5% continued

Consumer Finance – 0.6%

Ally Financial, Inc.	14,669	$596

OneMain Holdings, Inc.	9,813	501

		1,097

Consumer Staples Distribution & Retail – 0.2%

Costco Wholesale Corp.	504	369

Containers & Packaging – 0.5%

Packaging Corp. of America	4,873	925

Distributors – 0.0%

Pool Corp.	26	10

Diversified Consumer Services – 0.1%

H&R Block, Inc.	4,047	199

Diversified Telecommunication Services – 0.6%

AT&T, Inc.	60,953	1,073

Electric Utilities – 1.2%

Constellation Energy Corp.	4,682	866

Exelon Corp.	17,894	672

OGE Energy Corp.	12,459	427

		1,965

Electrical Equipment – 0.9%

Rockwell Automation, Inc.	3,018	879

Vertiv Holdings Co., Class A	8,902	727

		1,606

Financial Services – 2.4%

Berkshire Hathaway, Inc., Class B*	2,839	1,194

Corebridge Financial, Inc.	21,146	607

Equitable Holdings, Inc.	7,675	292

Fidelity National Information Services, Inc.	14,911	1,106

MGIC Investment Corp.	13,302	297

Visa, Inc., Class A	400	112

Western Union (The) Co.	37,041	518

		4,126

Food Products – 0.5%

General Mills, Inc.	11,218	785

Gas Utilities – 0.3%

UGI Corp.	19,912	489

Ground Transportation – 1.0%

Old Dominion Freight Line, Inc.	3,744	821

Union Pacific Corp.	3,482	856

		1,677

Health Care Equipment & Supplies – 0.5%

Abbott Laboratories	7,581	862

See Notes to the Financial Statements.

EQUITY FUNDS  120  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.5% continued

Health Care Providers & Services – 1.4%

Cardinal Health, Inc.	7,754	$868

Cencora, Inc.	1,515	368

UnitedHealth Group, Inc.	2,144	1,060

		2,296

Health Care Real Estate Investment Trusts – 0.3%

Omega Healthcare Investors, Inc.	14,218	450

Hotel & Resort Real Estate Investment Trusts – 0.5%

Host Hotels & Resorts, Inc.	17,186	356

Park Hotels & Resorts, Inc.	28,538	499

		855

Hotels, Restaurants & Leisure – 1.3%

McDonald’s Corp.	451	127

Starbucks Corp.	18,197	1,663

Yum! Brands, Inc.	3,262	452

		2,242

Household Products – 2.5%

Clorox (The) Co.	4,989	764

Kimberly-Clark Corp.	7,296	944

Procter & Gamble (The) Co.	15,599	2,531

		4,239

Industrial Conglomerates – 0.7%

3M Co.	10,392	1,102

Insurance – 3.2%

Aflac, Inc.	10,730	921

Allstate (The) Corp.	4,325	748

First American Financial Corp.	4,486	274

MetLife, Inc.	13,080	969

Old Republic International Corp.	7,827	241

Principal Financial Group, Inc.	8,964	774

Prudential Financial, Inc.	8,545	1,003

Unum Group	9,228	495

		5,425

Interactive Media & Services – 4.1%

Alphabet, Inc., Class A(1) *	32,060	4,839

Meta Platforms, Inc., Class A(1)	4,492	2,181

		7,020

IT Services – 1.4%

Accenture PLC, Class A	2,794	968

Cognizant Technology Solutions Corp., Class A	8,925	654

International Business Machines Corp.	4,125	788

		2,410

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.5% continued

Machinery – 1.2%

Illinois Tool Works, Inc.	5,182	$1,391

Otis Worldwide Corp.	6,470	642

		2,033

Media – 2.0%

Comcast Corp., Class A	49,875	2,162

Interpublic Group of (The) Cos., Inc.	18,581	606

Nexstar Media Group, Inc.	469	81

Omnicom Group, Inc.	5,366	519

		3,368

Metals & Mining – 0.4%

Southern Copper Corp.	5,881	626

Mortgage Real Estate Investment Trusts – 0.5%

Rithm Capital Corp.	41,790	466

Starwood Property Trust, Inc.	21,434	436

		902

Multi-Utilities – 1.5%

Consolidated Edison, Inc.	8,298	754

Dominion Energy, Inc.	18,543	912

Public Service Enterprise Group, Inc.	13,617	909

		2,575

Office Real Estate Investment Trusts – 0.2%

Highwoods Properties, Inc.	10,001	262

Oil, Gas & Consumable Fuels – 3.6%

Coterra Energy, Inc.	12,482	348

Devon Energy Corp.	17,352	871

Diamondback Energy, Inc.	2,228	442

Exxon Mobil Corp.	27,979	3,252

Pioneer Natural Resources Co.	4,389	1,152

Texas Pacific Land Corp.	153	88

		6,153

Pharmaceuticals – 5.4%

Bristol-Myers Squibb Co.	36,907	2,001

Eli Lilly & Co.	4,256	3,311

Johnson & Johnson	18,527	2,931

Merck & Co., Inc.	4,935	651

Pfizer, Inc.	10,731	298

		9,192

Professional Services – 2.4%

Automatic Data Processing, Inc.	7,749	1,935

Broadridge Financial Solutions, Inc.	2,757	565

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 121 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.5% continued

Professional Services – 2.4% continued

Paychex, Inc.	7,003	$860

Robert Half, Inc.	8,982	712

		4,072

Residential Real Estate Investment Trusts – 0.6%

Equity Residential	7,016	443

Mid-America Apartment Communities, Inc.	3,859	508

		951

Retail Real Estate Investment Trusts – 1.2%

Brixmor Property Group, Inc.	19,362	454

NNN REIT, Inc.	10,873	465

Simon Property Group, Inc.	6,685	1,046

		1,965

Semiconductors & Semiconductor Equipment – 11.9%

Applied Materials, Inc.	607	125

Broadcom, Inc.	3,021	4,004

KLA Corp.	2,085	1,457

Lam Research Corp.	2,509	2,438

Microchip Technology, Inc.	10,269	921

NVIDIA Corp.(1)	7,889	7,128

QUALCOMM, Inc.	13,532	2,291

Skyworks Solutions, Inc.	4,286	464

Texas Instruments, Inc.	8,064	1,405

		20,233

Software – 8.7%

Bentley Systems, Inc., Class B	8,710	455

Dolby Laboratories, Inc., Class A	1,145	96

Intuit, Inc.	3,524	2,290

Microsoft Corp.	26,799	11,275

Oracle Corp.	5,590	702

		14,818

Specialized Real Estate Investment Trusts – 1.6%

Digital Realty Trust, Inc.	1,960	282

EPR Properties	9,132	388

Iron Mountain, Inc.	9,929	796

Lamar Advertising Co., Class A	2,399	287

Public Storage	3,050	885

		2,638

Specialty Retail – 3.3%

Bath & Body Works, Inc.	6,652	333

Best Buy Co., Inc.	4,879	400

Dick’s Sporting Goods, Inc.	687	154

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.5% continued

Specialty Retail – 3.3% continued

Home Depot (The), Inc.	7,864	$3,017

Lowe’s Cos., Inc.	4,058	1,034

Williams-Sonoma, Inc.	2,321	737

		5,675

Technology Hardware, Storage & Peripherals – 7.3%

Apple, Inc.(1)	63,899	10,957

HP, Inc.	23,774	719

NetApp, Inc.	7,504	788

		12,464

Textiles, Apparel & Luxury Goods – 0.9%

Carter’s, Inc.	6,117	518

Tapestry, Inc.	22,727	1,079

		1,597

Tobacco – 1.9%

Altria Group, Inc.	33,414	1,458

Philip Morris International, Inc.	18,952	1,736

		3,194

Trading Companies & Distributors – 0.9%

Fastenal Co.	13,632	1,051

MSC Industrial Direct Co., Inc., Class A	4,417	429

		1,480

Total Common Stocks

(Cost $99,769)		165,524

INVESTMENT COMPANIES – 2.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(2) (3)	4,033,253	4,033

Total Investment Companies

(Cost $4,033)		4,033

See Notes to the Financial Statements.

EQUITY FUNDS  122  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0 . 1%
U.S. Treasury Bill, 5.26%, 4/11/24(4) (5)	$195	$195

Total Short-Term Investments

(Cost $195)		195

Total Investments – 100.0%
(Cost $103,997)		169,752

Other Assets less Liabilities – 0.0%		68
NET ASSETS – 100.0%		$169,820

(1)	Security represents underlying investment on open written option contracts.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2024 is disclosed.

(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	16	$4,247	Long	6/24	$74

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the Fund had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	VALUE (000S)

Alphabet, Inc., Class A, Exp. Date 4/19/24, Strike Price $160.00	(320)	$(4,830)	$(23)

Amazon.com, Inc., Exp. Date 4/19/24, Strike Price $200.00	(246)	(4,437)	(4)

Apple, Inc., Exp. Date 4/19/24, Strike Price $200.00	(318)	(5,453)	(2)

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	VALUE (000S)

Meta Platforms, Inc., Class A, Exp. Date 4/19/24, Strike Price $575.00	(44)	$(2,137)	$(1)

NVIDIA Corp., Exp. Date 4/19/24, Strike Price $1,200.00	(78)	(7,048)	(8)

Tesla, Inc., Exp. Date 4/19/24, Strike Price $225.00	(42)	(738)	(3)

Total Written Options Contracts			$(41)

(Premiums Received (000s) $171)

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Common Stocks	97.5%

Investment Companies	2.4%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$165,524	$ —	$—	$165,524

Investment Companies	4,033	—	—	4,033

Short-Term Investments	—	195	—	195
Total Investments	$169,557	$195	$—	$169,752

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$ 74	$ —	$—	$ 74

Liabilities

Written Options	(41)	—	—	(41)
Total Other Financial Instruments	$ 33	$ —	$—	$ 33

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 123 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.4% (1)

Australia – 6.1%

ANZ Group Holdings Ltd.	88,093	$1,688

Aristocrat Leisure Ltd.	19,420	544

BHP Group Ltd.	15,681	453

Cochlear Ltd.	72	16

Coles Group Ltd.	1,835	20

Fortescue Ltd.	68,989	1,156

Glencore PLC	190,418	1,048

National Australia Bank Ltd.	31,193	704

Origin Energy Ltd.	38,165	229

Rio Tinto PLC	7,552	479

Sonic Healthcare Ltd.	12,367	237

Stockland	200,677	636

Telstra Group Ltd.	291,997	735

Wesfarmers Ltd.	12,105	540

Woodside Energy Group Ltd.	1,078	21

		8,506

Austria – 0.5%

Erste Group Bank A.G.	6,909	308

voestalpine A.G.	12,839	360

		668

Belgium – 0.8%

Ageas S.A./N.V.	19,082	884

Sofina S.A.	825	185

		1,069

Brazil – 0.5%

Yara International ASA	21,837	692

Canada – 9.6%

AltaGas Ltd.	8,843	195

Brookfield Asset Management Ltd., Class A	20,100	844

Canadian National Railway Co.	6,893	908

Canadian Natural Resources Ltd.	26,383	2,013

Canadian Utilities Ltd., Class A	2,655	61

CGI, Inc.*	8,970	990

Empire Co. Ltd., Class A	945	23

Fairfax Financial Holdings Ltd.	1,125	1,213

Fortis, Inc.	7,272	287

IGM Financial, Inc.	44,298	1,142

Imperial Oil Ltd.	4,347	300

Loblaw Cos. Ltd.	2,492	276

Magna International, Inc.	2,291	125

Manulife Financial Corp.	65,028	1,624

Nutrien Ltd.	3,110	169

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.4% (1) continued

Canada – 9.6% continued

Suncor Energy, Inc.	22,387	$826

Teck Resources Ltd., Class B	3,658	167

TFI International, Inc.	8,237	1,314

West Fraser Timber Co. Ltd.	11,226	969

		13,446

Chile – 0.4%

Lundin Mining Corp.	60,077	615

China – 0.6%

BOC Hong Kong Holdings Ltd.	300,302	805

SITC International Holdings Co. Ltd.	10,065	18

		823

Denmark – 2.6%

AP Moller - Maersk A/S, Class B	137	178

Demant A/S*	8,590	428

Novo Nordisk A/S, Class B	13,938	1,786

Pandora A/S	7,517	1,214

		3,606

Finland – 1.1%

Kone OYJ, Class B	6,878	320

Wartsila OYJ Abp	77,552	1,178

		1,498

France – 8.8%

BNP Paribas S.A.	25,387	1,807

Bureau Veritas S.A.	733	22

Capgemini S.E.	5,697	1,314

Carrefour S.A.	17,330	297

Cie de Saint-Gobain S.A.	18,425	1,429

Dassault Aviation S.A.	3,835	844

Eiffage S.A.	2,507	284

Engie S.A.	22,160	372

Hermes International S.C.A.	257	659

Ipsen S.A.	6,656	791

Klepierre S.A.	11,645	301

La Francaise des Jeux S.A.E.M.	4,130	168

L’Oreal S.A.	3,159	1,498

LVMH Moet Hennessy Louis Vuitton S.E.	507	459

Publicis Groupe S.A.	12,444	1,356

Safran S.A.	2,153	488

Teleperformance S.E.	2,105	204

Veolia Environnement S.A.	275	9

		12,302

See Notes to the Financial Statements.

EQUITY FUNDS  124  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.4% (1) continued

Germany – 5.7%

Allianz S.E. (Registered)	148	$44

Bayerische Motoren Werke A.G.	9,336	1,077

Deutsche Bank A.G. (Registered)	39,239	617

Deutsche Post A.G.	26,007	1,120

E.ON S.E.	15,358	214

Fresenius Medical Care A.G.	16,536	636

Heidelberg Materials A.G.	5,458	600

Mercedes-Benz Group A.G.	20,677	1,647

Merck KGaA	1,311	231

Nemetschek S.E.	1,364	135

RWE A.G.	8,838	300

SAP S.E.	441	86

Scout24 S.E.	3,699	279

Siemens A.G. (Registered)	4,965	948

		7,934

Hong Kong – 1.4%

CK Asset Holdings Ltd.	112,992	465

CK Infrastructure Holdings Ltd.	28,239	165

CLP Holdings Ltd.	19,289	154

Futu Holdings Ltd. ADR*	11,381	616

Sun Hung Kai Properties Ltd.	32,986	318

Swire Pacific Ltd., Class A	2,851	24

WH Group Ltd.(2)	255,615	169

		1,911

Israel – 1.6%

Bank Leumi Le-Israel B.M.	77,828	656

Check Point Software Technologies Ltd.*	7,862	1,290

ICL Group Ltd.	64,317	341

		2,287

Italy – 3.0%

Enel S.p.A.	80,921	534

Eni S.p.A.	87,729	1,391

Intesa Sanpaolo S.p.A.	190,197	690

Poste Italiane S.p.A.	95,766	1,199

Recordati Industria Chimica e Farmaceutica S.p.A.	4,382	242

UniCredit S.p.A.	5,279	201

		4,257

Japan – 20.3%

Astellas Pharma, Inc.	9,200	100

Bridgestone Corp.	17,410	766

Canon, Inc.	13,200	393

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.4% (1) continued

Japan – 20.3% continued

Chubu Electric Power Co., Inc.	2,800	$37

Daito Trust Construction Co. Ltd.	5,020	579

Daiwa House Industry Co. Ltd.	19,500	583

Denso Corp.	28,100	535

Hirose Electric Co. Ltd.	7,800	798

Honda Motor Co. Ltd.	54,900	686

Hoya Corp.	9,700	1,201

Isuzu Motors Ltd.	46,000	624

ITOCHU Corp.	38,627	1,650

Japan Post Insurance Co. Ltd.	11,500	221

Japan Tobacco, Inc.	9,400	252

KDDI Corp.	51,419	1,522

Komatsu Ltd.	31,200	912

Marubeni Corp.	9,900	172

Mazda Motor Corp.	21,500	249

MEIJI Holdings Co. Ltd.	19,700	441

Mitsubishi Corp.	15,000	346

Mitsubishi UFJ Financial Group, Inc.	85,500	879

Mitsui & Co. Ltd.	17,200	807

Nintendo Co. Ltd.	9,800	531

Nippon Yusen K.K.	37,400	1,006

Nissin Foods Holdings Co. Ltd.	16,200	449

Nitto Denko Corp.	13,200	1,202

Ono Pharmaceutical Co. Ltd.	38,000	616

Oracle Corp. Japan	13,500	1,022

ORIX Corp.	7,800	170

Pan Pacific International Holdings Corp.	4,100	110

Recruit Holdings Co. Ltd.	3,500	155

Renesas Electronics Corp.	18,800	332

SCSK Corp.	12,400	232

Secom Co. Ltd.	100	7

Shin-Etsu Chemical Co. Ltd.	6,700	291

Sompo Holdings, Inc.	62,700	1,321

Subaru Corp.	36,700	836

Sumitomo Corp.	22,300	538

Sumitomo Electric Industries Ltd.	31,300	485

Sumitomo Mitsui Financial Group, Inc.	21,600	1,271

Suntory Beverage & Food Ltd.	23,176	771

TIS, Inc.	5,300	115

Tokyo Electric Power Co. Holdings, Inc.*	7,600	47

Tokyo Electron Ltd.	7,300	1,908

Tokyo Gas Co. Ltd.	3,900	90

TOPPAN Holdings, Inc.	5,300	136

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 125 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.4% (1) continued

Japan – 20.3% continued

Toyota Motor Corp.	22,700	$569

USS Co. Ltd.	46,200	385

		28,348

Jordan – 0.1%

Hikma Pharmaceuticals PLC	5,520	133

Netherlands – 4.9%

Aegon Ltd.	20,434	125

ASM International N.V.	902	549

ASML Holding N.V.	1,537	1,476

BE Semiconductor Industries N.V.	3,372	515

Koninklijke Ahold Delhaize N.V.	18,608	556

OCI N.V.	7,746	212

Randstad N.V.	15,757	831

Shell PLC	77,967	2,587

		6,851

New Zealand – 0.1%

Fisher & Paykel Healthcare Corp. Ltd.	4,936	76

Meridian Energy Ltd.	9,105	32

		108

Norway – 0.2%

Equinor ASA	2,940	79

Telenor ASA	25,095	279

		358

Portugal – 0.6%

Jeronimo Martins SGPS S.A.	41,565	825

Singapore – 2.1%

Jardine Cycle & Carriage Ltd.	37,000	662

Oversea-Chinese Banking Corp. Ltd.	130,000	1,301

Singapore Airlines Ltd.	157,800	749

Singapore Telecommunications Ltd.	118,600	222

		2,934

South Africa – 0.2%

Anglo American PLC	9,137	226

Spain – 3.4%

Acciona S.A.	1,245	151

ACS Actividades de Construccion y Servicios S.A.	6,993	293

Aena S.M.E. S.A.	3,075	605

Banco Bilbao Vizcaya Argentaria S.A.	171,428	2,042

Endesa S.A.	10,595	196

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.4% (1) continued

Spain – 3.4% continued

Iberdrola S.A.	31,623	$393

Industria de Diseno Textil S.A.	21,740	1,095

		4,775

Sweden – 2.7%

Fastighets AB Balder, Class B*	37,094	272

Hennes & Mauritz AB, Class B	46,122	754

Investor AB, Class B	19,443	487

Skandinaviska Enskilda Banken AB, Class A	87,453	1,183

Swedbank AB, Class A	39,872	791

Volvo AB, Class B	10,661	289

		3,776

Switzerland – 5.0%

ABB Ltd. (Registered)	40,695	1,889

Cie Financiere Richemont S.A., Class A (Registered)	3,589	549

Logitech International S.A. (Registered)	12,103	1,083

Novartis A.G. (Registered)	24,567	2,379

Sonova Holding A.G. (Registered)	2,619	758

Temenos A.G. (Registered)	4,198	301

		6,959

United Kingdom – 9.1%

3i Group PLC	42,706	1,513

Associated British Foods PLC	21,737	686

AstraZeneca PLC	2,804	378

BAE Systems PLC	14,563	248

Barclays PLC	555,756	1,291

Centrica PLC	75,972	122

Coca-Cola Europacific Partners PLC	12,774	894

DCC PLC	3,391	247

HSBC Holdings PLC	88,762	694

Imperial Brands PLC	54,160	1,211

InterContinental Hotels Group PLC	5,008	521

Legal & General Group PLC	1,634	5

National Grid PLC	31,875	429

NatWest Group PLC	98,847	331

Next PLC	7,468	872

Persimmon PLC	20,280	336

RELX PLC	28,396	1,227

Rolls-Royce Holdings PLC*	41,815	225

Sage Group (The) PLC	36,894	589

SSE PLC	915	19

Tesco PLC	220,875	827

See Notes to the Financial Statements.

EQUITY FUNDS  126  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 96.4% (1) continued

United Kingdom – 9.1% continued

United Utilities Group PLC	804	$10

WPP PLC	4,833	46

		12,721

United States – 5.0%

CSL Ltd.	1,212	228

GSK PLC	75,998	1,632

Holcim A.G.*	16,241	1,478

Nestle S.A. (Registered)	6,405	680

Roche Holding A.G. (Genusschein)	6,988	1,784

Sanofi S.A.	12,103	1,187

		6,989

Total Common Stocks

(Cost $113,703)		134,617

PREFERRED STOCKS – 0.8% (1)

Germany – 0.8%

Henkel A.G. & Co. KGaA, 2.49%(3)	13,343	1,072

Total Preferred Stocks

(Cost $1,000)		1,072

INVESTMENT COMPANIES – 0.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(4) (5)	574,305	574

Total Investment Companies

(Cost $574)		574

Total Investments – 97.6%

(Cost $115,277)		136,263

Other Assets less Liabilities – 2.4%		3,406

Net Assets – 100.0%		$139,669

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of this security amounted to approximately $169,000 or 0.1% of net assets.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(5)	7-day current yield as of March 31, 2024 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

FTSE – Financial Times Stock Exchange

S&P – Standard & Poor’s

TSX – Toronto Stock Exchange

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

Euro Stoxx 50 (Euro)	34	$1,851	Long	6/24	$52

FTSE 100 Index (British Pound)	5	504	Long	6/24	18

S&P/TSX 60 Index (Canadian Dollar)	2	396	Long	6/24	6

SPI 200 Index (Australian Dollar)	2	259	Long	6/24	7

Yen Denominated Nikkei 225 (Japanese Yen)	7	933	Long	6/24	14

Total					$97

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 127 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued	MARCH 31, 2024

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	28.5%

Japanese Yen	20.3

British Pound	12.8

Canadian Dollar	10.1

Swiss Franc	7.8

Australian Dollar	5.2

All other currencies less than 5%	12.9

Total Investments	97.6

Other Assets less Liabilities	2.4

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2024 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Canada	$13,446	$—	$—	$13,446

Chile	615	—	—	615

Hong Kong	616	1,295	—	1,911

Israel	2,287	—	—	2,287

Italy	2,624	1,633	—	4,257

Japan	28,348	—	—	28,348

United Kingdom	894	11,827	—	12,721

All Other Countries(1)	—	71,032	—	71,032
Total Common Stocks	48,830	85,787	—	134,617

Preferred Stocks	—	1,072	—	1,072

Investment Companies	574	—	—	574
Total Investments	$49,404	$86,859	$—	$136,263

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$97	$—	$—	$97

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  128  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

INTERNATIONAL EQUITY INDEX FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1)

Australia – 7.2%

Ampol Ltd.	69,745	$1,809

ANZ Group Holdings Ltd.	861,290	16,502

APA Group	387,293	2,124

Aristocrat Leisure Ltd.	165,389	4,635

ASX Ltd.	52,932	2,291

Aurizon Holdings Ltd.	490,793	1,280

BHP Group Ltd.	1,442,378	41,655

BlueScope Steel Ltd.	128,657	2,002

Brambles Ltd.	381,578	4,023

CAR Group Ltd.	105,838	2,489

Cochlear Ltd.	17,980	3,955

Coles Group Ltd.	383,676	4,244

Commonwealth Bank of Australia	477,228	37,526

Computershare Ltd.	159,931	2,722

Dexus	327,620	1,693

EBOS Group Ltd.	41,463	848

Endeavour Group Ltd.	390,715	1,403

Fortescue Ltd.	473,088	7,928

Glencore PLC	2,970,349	16,341

Goodman Group	482,985	10,643

GPT Group (The)	587,927	1,756

IDP Education Ltd.	72,654	848

Insurance Australia Group Ltd.	653,794	2,727

Lottery (The) Corp. Ltd.	625,554	2,100

Macquarie Group Ltd.	104,948	13,659

Medibank Pvt Ltd.	784,945	1,923

Mineral Resources Ltd.	47,511	2,199

Mirvac Group	1,084,666	1,673

National Australia Bank Ltd.	884,318	19,964

Northern Star Resources Ltd.	313,470	2,992

Orica Ltd.	149,446	1,782

Origin Energy Ltd.	473,004	2,837

Pilbara Minerals Ltd.	800,211	2,006

Qantas Airways Ltd.*	258,118	918

QBE Insurance Group Ltd.	412,809	4,878

Ramsay Health Care Ltd.	50,296	1,852

REA Group Ltd.	14,975	1,810

Reece Ltd.	67,484	1,237

Rio Tinto Ltd.	103,582	8,235

Rio Tinto PLC	319,240	20,258

Santos Ltd.	909,778	4,595

Scentre Group	1,511,450	3,348

SEEK Ltd.	108,656	1,774

Seven Group Holdings Ltd.	44,044	1,171

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97. 7% (1) continued

Australia – 7.2% continued

Sonic Healthcare Ltd.	131,700	$2,524

South32 Ltd.	1,245,646	2,446

Stockland	663,160	2,102

Suncorp Group Ltd.	349,232	3,732

Telstra Group Ltd.	1,096,171	2,760

Transurban Group	876,666	7,621

Treasury Wine Estates Ltd.	225,250	1,836

Vicinity Ltd.	1,191,507	1,654

Washington H Soul Pattinson & Co. Ltd.	64,896	1,421

Wesfarmers Ltd.	324,755	14,488

Westpac Banking Corp.	1,002,264	17,070

WiseTech Global Ltd.	48,137	2,948

Woodside Energy Group Ltd.	542,359	10,834

Woolworths Group Ltd.	347,424	7,510

		351,601

Austria – 0.2%

Erste Group Bank A.G.	94,601	4,212

Mondi PLC	132,563	2,336

OMV A.G.	40,241	1,907

Verbund A.G.	18,052	1,322

voestalpine A.G.	32,794	920

		10,697

Belgium – 0.8%

Ageas S.A./N.V.	42,129	1,951

Anheuser-Busch InBev S.A./N.V.	246,805	15,013

D’ieteren Group	6,713	1,488

Elia Group S.A./N.V.	7,920	856

Groupe Bruxelles Lambert N.V.	24,854	1,880

KBC Group N.V.	70,501	5,297

Lotus Bakeries N.V.	113	1,091

Sofina S.A.	4,917	1,102

Syensqo S.A.*	20,291	1,921

UCB S.A.	35,527	4,382

Umicore S.A.	58,205	1,255

Warehouses De Pauw - C.V.A.	54,996	1,568

		37,804

Brazil – 0.0%

Yara International ASA	45,606	1,445

Burkina Faso – 0.0%

Endeavour Mining PLC	50,037	1,018

Chile – 0.1%

Antofagasta PLC	109,316	2,821

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 129 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

China – 0.4%

BOC Hong Kong Holdings Ltd.	1,034,108	$2,771

ESR Group Ltd.	554,800	594

Prosus N.V.*	411,264	12,888

SITC International Holdings Co. Ltd.	360,000	658

Wharf Holdings (The) Ltd.	290,000	953

Wilmar International Ltd.	524,700	1,331

		19,195

Denmark – 3.6%

AP Moller - Maersk A/S, Class A	880	1,125

AP Moller - Maersk A/S, Class B	1,193	1,551

Carlsberg A/S, Class B	27,074	3,709

Coloplast A/S, Class B	36,526	4,943

Danske Bank A/S	191,381	5,735

Demant A/S*	27,804	1,386

DSV A/S	49,623	8,063

Genmab A/S*	18,727	5,603

Novo Nordisk A/S, Class B	927,420	118,799

Novonesis (Novozymes), Class B	107,019	6,281

Orsted A/S*	53,418	3,008

Pandora A/S	24,017	3,879

ROCKWOOL A/S, Class B	2,523	833

Tryg A/S	98,025	2,018

Vestas Wind Systems A/S*	283,521	7,876

		174,809

Finland – 1.0%

Elisa OYJ	39,269	1,752

Fortum OYJ	126,684	1,564

Kesko OYJ, Class B	78,296	1,462

Kone OYJ, Class B	99,575	4,632

Metso OYJ	180,411	2,141

Neste OYJ	123,205	3,340

Nokia OYJ	1,521,112	5,382

Nordea Bank Abp	914,126	10,329

Orion OYJ, Class B	29,837	1,112

Sampo OYJ, Class A	127,005	5,414

Stora Enso OYJ (Registered)	155,639	2,164

UPM-Kymmene OYJ	147,434	4,907

Wartsila OYJ Abp	142,896	2,171

		46,370

France – 10.2%

Accor S.A.	51,736	2,415

Adevinta ASA*	83,749	880

Aeroports de Paris S.A.	10,000	1,370

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97. 7% (1) continued

France – 10.2% continued

Air Liquide S.A.	148,287	$30,903

Airbus S.E.	167,650	30,924

Alstom S.A.	82,195	1,252

Amundi S.A.	17,965	1,233

Arkema S.A.	17,756	1,868

AXA S.A.	514,925	19,335

BioMerieux	13,084	1,441

BNP Paribas S.A.	292,776	20,836

Bollore S.E.	187,146	1,249

Bouygues S.A.	57,784	2,358

Bureau Veritas S.A.	80,006	2,439

Capgemini S.E.	43,706	10,078

Carrefour S.A.	158,773	2,717

Cie de Saint-Gobain S.A.	128,620	9,974

Cie Generale des Etablissements Michelin S.C.A.	194,885	7,472

Covivio S.A./France	14,320	738

Credit Agricole S.A.	313,229	4,666

Danone S.A.	185,003	11,954

Dassault Aviation S.A.	5,208	1,146

Dassault Systemes S.E.	187,417	8,290

Edenred S.E.	68,666	3,661

Eiffage S.A.	20,004	2,268

Engie S.A.	512,416	8,611

EssilorLuxottica S.A.	83,644	18,970

Eurazeo S.E.	11,571	1,014

Gecina S.A.	12,218	1,247

Getlink S.E.	97,801	1,665

Hermes International S.C.A.	8,968	22,991

Ipsen S.A.	10,383	1,234

Kering S.A.	20,941	8,277

Klepierre S.A.	61,320	1,587

La Francaise des Jeux S.A.E.M.	30,490	1,243

Legrand S.A.	75,638	8,002

L’Oreal S.A.	68,609	32,539

LVMH Moet Hennessy Louis Vuitton S.E.	78,539	71,034

Orange S.A.	527,901	6,202

Pernod Ricard S.A.	57,494	9,296

Publicis Groupe S.A.	65,450	7,133

Remy Cointreau S.A.	6,629	668

Renault S.A.	51,698	2,610

Rexel S.A.	60,145	1,623

Safran S.A.	97,665	22,115

Sartorius Stedim Biotech	8,086	2,304

See Notes to the Financial Statements.

EQUITY FUNDS  130  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

France – 10.2% continued

SEB S.A.	6,307	$809

Societe Generale S.A.	203,979	5,488

Sodexo S.A.	24,373	2,090

Teleperformance S.E.	15,701	1,522

Thales S.A.	27,508	4,689

TotalEnergies S.E.	618,361	42,518

Unibail-Rodamco-Westfield*	32,891	2,642

Veolia Environnement S.A.	195,706	6,349

Vinci S.A.	143,266	18,351

Vivendi S.E.	198,646	2,167

Worldline S.A.(2) *	63,761	789

		499,246

Germany – 8.0%

adidas A.G.	45,491	10,161

Allianz S.E. (Registered)	110,733	33,185

BASF S.E.	255,869	14,612

Bayer A.G. (Registered)	282,976	8,678

Bayerische Motoren Werke A.G.	90,977	10,497

Bechtle A.G.	20,667	1,092

Beiersdorf A.G.	29,036	4,228

Brenntag S.E.	36,511	3,076

Carl Zeiss Meditec A.G. (Bearer)	10,976	1,371

Commerzbank A.G.	298,526	4,100

Continental A.G.	33,234	2,399

Covestro A.G.*	52,638	2,880

Daimler Truck Holding A.G.	149,924	7,595

Deutsche Bank A.G. (Registered)	555,028	8,730

Deutsche Boerse A.G.	54,649	11,182

Deutsche Lufthansa A.G. (Registered)*	162,487	1,276

Deutsche Post A.G.	279,500	12,036

Deutsche Telekom A.G. (Registered)	926,105	22,481

E.ON S.E.	642,097	8,925

Evonik Industries A.G.	67,654	1,338

Fresenius Medical Care A.G.	56,790	2,184

Fresenius S.E. & Co. KGaA	119,802	3,231

GEA Group A.G.	45,630	1,929

Hannover Rueck S.E.	16,690	4,568

Heidelberg Materials A.G.	38,339	4,217

Henkel A.G. & Co. KGaA	31,181	2,246

Infineon Technologies A.G.	374,534	12,733

Knorr-Bremse A.G.	19,782	1,496

LEG Immobilien S.E.*	20,293	1,742

Mercedes-Benz Group A.G.	229,567	18,286

Merck KGaA	36,263	6,400

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97. 7% (1) continued

Germany – 8.0% continued

MTU Aero Engines A.G.	15,727	$3,991

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	38,699	18,882

Nemetschek S.E.	15,821	1,566

Puma S.E.	29,826	1,352

Rational A.G.	1,462	1,260

Rheinmetall A.G.	12,219	6,867

RWE A.G.	178,863	6,070

SAP S.E.	297,141	57,851

Scout24 S.E.	19,880	1,498

Siemens A.G. (Registered)	216,314	41,295

Siemens Energy A.G.*	143,156	2,626

Siemens Healthineers A.G.(2) *	79,821	4,885

Symrise A.G.	37,714	4,515

Talanx A.G.	17,775	1,407

Volkswagen A.G.	7,782	1,189

Vonovia S.E.	207,484	6,136

Zalando S.E.(2) *	61,634	1,761

		392,025

Hong Kong – 1.6%

AIA Group Ltd.	3,245,086	21,778

CK Asset Holdings Ltd.	565,638	2,330

CK Infrastructure Holdings Ltd.	169,353	991

CLP Holdings Ltd.	462,514	3,687

Futu Holdings Ltd. ADR*	16,716	905

Hang Lung Properties Ltd.	465,501	478

Hang Seng Bank Ltd.	208,179	2,281

Henderson Land Development Co. Ltd.	379,929	1,085

HKT Trust & HKT Ltd.	1,001,220	1,168

Hong Kong & China Gas Co. Ltd.	3,116,005	2,364

Hong Kong Exchanges & Clearing Ltd.	343,496	10,019

Hongkong Land Holdings Ltd.	278,700	856

Jardine Matheson Holdings Ltd.	47,000	1,753

Link REIT	744,478	3,207

MTR Corp. Ltd.	445,136	1,467

Power Assets Holdings Ltd.	395,317	2,313

Prudential PLC	776,485	7,304

Sino Land Co. Ltd.	1,200,627	1,248

Sun Hung Kai Properties Ltd.	410,258	3,953

Swire Pacific Ltd., Class A	119,051	980

Swire Properties Ltd.	340,587	717

Techtronic Industries Co. Ltd.	388,833	5,272

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 131 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Hong Kong – 1.6% continued

WH Group Ltd.(2)	2,284,213	$1,507

Wharf Real Estate Investment Co. Ltd.	454,766	1,481

		79,144

Ireland – 0.4%

AerCap Holdings N.V.*	57,995	5,040

AIB Group PLC	423,441	2,148

Bank of Ireland Group PLC	311,948	3,183

Irish Bank Resolution Corp. Ltd.(3) *	99,788	—

Kerry Group PLC, Class A	43,900	3,768

Kingspan Group PLC	44,381	4,040

Smurfit Kappa Group PLC	72,024	3,286

		21,465

Israel – 0.6%

Azrieli Group Ltd.	13,152	952

Bank Hapoalim B.M.	348,624	3,319

Bank Leumi Le-Israel B.M.	421,627	3,555

Check Point Software Technologies Ltd.*	26,295	4,313

Elbit Systems Ltd.	7,084	1,493

Global-e Online Ltd.*	26,517	964

ICL Group Ltd.	224,099	1,189

Israel Discount Bank Ltd., Class A	365,397	1,934

Mizrahi Tefahot Bank Ltd.	42,271	1,609

Nice Ltd.*	18,226	4,717

Teva Pharmaceutical Industries Ltd. ADR*	315,696	4,454

Wix.com Ltd.*	16,025	2,203

		30,702

Italy – 2.4%

Amplifon S.p.A.	32,098	1,171

Assicurazioni Generali S.p.A.	293,435	7,430

Banco BPM S.p.A.	339,245	2,257

Coca-Cola HBC A.G. - CDI*	58,121	1,837

Davide Campari-Milano N.V.	164,559	1,654

DiaSorin S.p.A.	7,714	744

Enel S.p.A.	2,323,576	15,339

Eni S.p.A.	631,583	10,014

Ferrari N.V.	35,979	15,682

FinecoBank Banca Fineco S.p.A.	176,146	2,638

Infrastrutture Wireless Italiane S.p.A.	96,117	1,092

Intesa Sanpaolo S.p.A.	4,156,680	15,081

Leonardo S.p.A.	109,455	2,750

Mediobanca Banca di Credito Finanziario S.p.A.	153,436	2,286

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97. 7% (1) continued

Italy – 2.4% continued

Moncler S.p.A.	59,844	$4,465

Nexi S.p.A.*	165,879	1,052

Poste Italiane S.p.A.	128,609	1,610

Prysmian S.p.A.	74,701	3,901

Recordati Industria Chimica e Farmaceutica S.p.A.	27,580	1,524

Snam S.p.A.	553,450	2,612

Telecom Italia S.p.A.*	2,541,794	615

Terna - Rete Elettrica Nazionale	382,995	3,176

UniCredit S.p.A.	437,701	16,610

		115,540

Japan – 23.1%

Advantest Corp.	214,400	9,658

Aeon Co. Ltd.	187,900	4,462

AGC, Inc.	56,900	2,078

Aisin Corp.	40,200	1,652

Ajinomoto Co., Inc.	134,000	5,010

ANA Holdings, Inc.	42,900	910

Asahi Group Holdings Ltd.	134,600	4,963

Asahi Intecc Co. Ltd.	59,600	1,037

Asahi Kasei Corp.	369,100	2,711

Astellas Pharma, Inc.	522,300	5,670

Azbil Corp.	37,900	1,050

Bandai Namco Holdings, Inc.	174,200	3,254

Bridgestone Corp.	162,400	7,141

Brother Industries Ltd.	63,000	1,174

Canon, Inc.	286,300	8,513

Capcom Co. Ltd.	94,000	1,736

Central Japan Railway Co.	222,800	5,484

Chiba Bank (The) Ltd.	139,500	1,163

Chubu Electric Power Co., Inc.	191,700	2,519

Chugai Pharmaceutical Co. Ltd.	188,065	7,173

Concordia Financial Group Ltd.	289,900	1,474

Dai Nippon Printing Co. Ltd.	61,400	1,895

Daifuku Co. Ltd.	82,100	1,944

Dai-ichi Life Holdings, Inc.	264,300	6,727

Daiichi Sankyo Co. Ltd.	528,200	16,668

Daikin Industries Ltd.	74,200	10,097

Daito Trust Construction Co. Ltd.	16,400	1,890

Daiwa House Industry Co. Ltd.	170,200	5,091

Daiwa Securities Group, Inc.	367,800	2,797

Denso Corp.	539,900	10,282

Dentsu Group, Inc.	54,918	1,522

Disco Corp.	26,300	9,936

See Notes to the Financial Statements.

EQUITY FUNDS  132  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Japan – 23.1% continued

East Japan Railway Co.	253,236	$4,883

Eisai Co. Ltd.	71,900	2,952

ENEOS Holdings, Inc.	824,097	3,981

FANUC Corp.	273,100	7,550

Fast Retailing Co. Ltd.	50,000	15,570

Fuji Electric Co. Ltd.	35,300	2,390

FUJIFILM Holdings Corp.	322,200	7,173

Fujitsu Ltd.	495,000	8,142

GLP J-REIT	1,264	1,049

Hamamatsu Photonics K.K.	37,870	1,339

Hankyu Hanshin Holdings, Inc.	62,800	1,825

Hikari Tsushin, Inc.	6,500	1,214

Hirose Electric Co. Ltd.	7,928	811

Hitachi Construction Machinery Co. Ltd.	29,900	893

Hitachi Ltd.	264,600	24,305

Honda Motor Co. Ltd.	1,319,900	16,488

Hoshizaki Corp.	29,200	1,085

Hoya Corp.	100,500	12,441

Hulic Co. Ltd.	108,100	1,122

Ibiden Co. Ltd.	29,900	1,313

Idemitsu Kosan Co. Ltd.	278,840	1,919

Iida Group Holdings Co. Ltd.	41,264	543

Inpex Corp.	266,600	4,122

Isuzu Motors Ltd.	155,300	2,108

ITOCHU Corp.	339,000	14,480

Japan Airlines Co. Ltd.	42,200	813

Japan Exchange Group, Inc.	139,000	3,774

Japan Metropolitan Fund Invest	1,909	1,194

Japan Post Bank Co. Ltd.	410,700	4,411

Japan Post Holdings Co. Ltd.	585,500	5,925

Japan Post Insurance Co. Ltd.	61,200	1,175

Japan Real Estate Investment Corp.	359	1,276

Japan Tobacco, Inc.	339,300	9,087

JFE Holdings, Inc.	170,500	2,861

JSR Corp.*	48,700	1,394

Kajima Corp.	115,900	2,393

Kansai Electric Power (The) Co., Inc.	199,900	2,898

Kao Corp.	133,500	4,972

Kawasaki Kisen Kaisha Ltd.	115,500	1,544

KDDI Corp.	421,600	12,483

KDX Realty Investment Corp.	1,132	1,187

Keisei Electric Railway Co. Ltd.	37,600	1,530

Keyence Corp.	55,456	25,475

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97. 7% (1) continued

Japan – 23.1% continued

Kikkoman Corp.	198,500	$2,582

Kintetsu Group Holdings Co. Ltd.	48,800	1,435

Kirin Holdings Co. Ltd.	230,800	3,199

Kobe Bussan Co. Ltd.	39,800	983

Koito Manufacturing Co. Ltd.	55,528	930

Komatsu Ltd.	265,300	7,752

Konami Group Corp.	27,300	1,851

Kubota Corp.	288,100	4,537

Kyocera Corp.	367,300	4,907

Kyowa Kirin Co. Ltd.	74,200	1,319

Lasertec Corp.	21,200	5,854

LY Corp.	751,200	1,923

M3, Inc.	125,700	1,774

Makita Corp.	67,500	1,904

Marubeni Corp.	405,000	7,034

MatsukiyoCocokara & Co.	93,900	1,513

Mazda Motor Corp.	154,800	1,795

McDonald’s Holdings Co. Japan Ltd.	23,600	1,069

MEIJI Holdings Co. Ltd.	61,052	1,366

MINEBEA MITSUMI, Inc.	99,700	1,944

MISUMI Group, Inc.	78,000	1,064

Mitsubishi Chemical Group Corp.	347,600	2,103

Mitsubishi Corp.	977,300	22,512

Mitsubishi Electric Corp.	552,000	9,160

Mitsubishi Estate Co. Ltd.	323,900	5,958

Mitsubishi HC Capital, Inc.	249,000	1,760

Mitsubishi Heavy Industries Ltd.	901,000	8,621

Mitsubishi UFJ Financial Group, Inc.	3,139,095	32,287

Mitsui & Co. Ltd.	368,800	17,312

Mitsui Chemicals, Inc.	45,400	1,299

Mitsui Fudosan Co. Ltd.	765,900	8,335

Mitsui OSK Lines Ltd.	99,800	3,039

Mizuho Financial Group, Inc.	689,918	13,882

MonotaRO Co. Ltd.	69,800	838

MS&AD Insurance Group Holdings, Inc.	359,229	6,433

Murata Manufacturing Co. Ltd.	492,373	9,185

NEC Corp.	68,300	4,958

Nexon Co. Ltd.	93,400	1,549

Nidec Corp.	119,600	4,843

Nintendo Co. Ltd.	296,500	16,053

Nippon Building Fund, Inc.	410	1,620

NIPPON EXPRESS HOLDINGS, Inc.	18,400	940

Nippon Paint Holdings Co. Ltd.	286,100	2,029

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 133 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Japan – 23.1% continued

Nippon Prologis REIT, Inc.	596	$1,059

Nippon Sanso Holdings Corp.	49,200	1,543

Nippon Steel Corp.	241,261	5,846

Nippon Telegraph & Telephone Corp.	8,493,700	10,088

Nippon Yusen K.K.	133,000	3,578

Nissan Chemical Corp.	37,600	1,422

Nissan Motor Co. Ltd.	652,900	2,624

Nissin Foods Holdings Co. Ltd.	56,100	1,556

Nitori Holdings Co. Ltd.	22,800	3,555

Nitto Denko Corp.	42,000	3,823

Nomura Holdings, Inc.	850,600	5,493

Nomura Real Estate Holdings, Inc.	27,800	808

Nomura Real Estate Master Fund, Inc.	1,149	1,141

Nomura Research Institute Ltd.	113,822	3,190

NTT Data Group Corp.	181,900	2,917

Obayashi Corp.	177,300	2,181

Obic Co. Ltd.	20,400	3,069

Odakyu Electric Railway Co. Ltd.	84,900	1,164

Olympus Corp.	341,600	4,993

Omron Corp.	47,800	1,709

Ono Pharmaceutical Co. Ltd.	100,500	1,630

Oracle Corp. Japan	12,400	938

Oriental Land Co. Ltd.	307,300	9,843

ORIX Corp.	333,400	7,266

Osaka Gas Co. Ltd.	102,400	2,294

Otsuka Corp.	62,000	1,309

Otsuka Holdings Co. Ltd.	118,815	4,953

Pan Pacific International Holdings Corp.	110,100	2,941

Panasonic Corp.	624,600	5,964

Rakuten Group, Inc.*	432,500	2,428

Recruit Holdings Co. Ltd.	410,900	18,205

Renesas Electronics Corp.	414,300	7,309

Resona Holdings, Inc.	614,610	3,858

Ricoh Co. Ltd.	149,800	1,337

Rohm Co. Ltd.	102,100	1,638

SBI Holdings, Inc.	66,960	1,748

SCREEN Holdings Co. Ltd.	23,600	3,113

SCSK Corp.	45,500	853

Secom Co. Ltd.	60,300	4,366

Seiko Epson Corp.	79,500	1,389

Sekisui Chemical Co. Ltd.	115,900	1,707

Sekisui House Ltd.	172,400	4,003

Seven & i Holdings Co. Ltd.	644,700	9,395

SG Holdings Co. Ltd.	87,200	1,096

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97. 7% (1) continued

Japan – 23.1% continued

Sharp Corp.*	84,800	$466

Shimadzu Corp.	71,600	2,001

Shimano, Inc.	22,400	3,381

Shimizu Corp.	143,500	948

Shin-Etsu Chemical Co. Ltd.	510,200	22,190

Shionogi & Co. Ltd.	67,800	3,471

Shiseido Co. Ltd.	115,800	3,131

Shizuoka Financial Group, Inc.	123,300	1,179

SMC Corp.	16,100	9,022

SoftBank Corp.	815,000	10,504

SoftBank Group Corp.	292,800	17,334

Sompo Holdings, Inc.	249,735	5,263

Sony Group Corp.	359,100	30,803

Square Enix Holdings Co. Ltd.	23,500	913

Subaru Corp.	165,300	3,765

SUMCO Corp.	92,700	1,474

Sumitomo Corp.	300,900	7,259

Sumitomo Electric Industries Ltd.	208,400	3,232

Sumitomo Metal Mining Co. Ltd.	74,800	2,267

Sumitomo Mitsui Financial Group, Inc.	360,042	21,189

Sumitomo Mitsui Trust Holdings, Inc.	187,938	4,107

Sumitomo Realty & Development Co. Ltd.	78,500	3,006

Suntory Beverage & Food Ltd.	37,700	1,255

Suzuki Motor Corp.	450,400	5,173

Sysmex Corp.	138,294	2,431

T&D Holdings, Inc.	143,800	2,467

Taisei Corp.	46,700	1,734

Takeda Pharmaceutical Co. Ltd.	445,666	12,318

TDK Corp.	110,300	5,451

Terumo Corp.	379,000	6,832

TIS, Inc.	58,000	1,260

Tobu Railway Co. Ltd.	50,900	1,271

Toho Co. Ltd.	30,500	997

Tokio Marine Holdings, Inc.	514,800	15,994

Tokyo Electric Power Co. Holdings, Inc.*	426,000	2,657

Tokyo Electron Ltd.	134,100	35,053

Tokyo Gas Co. Ltd.	109,200	2,533

Tokyu Corp.	151,500	1,845

TOPPAN Holdings, Inc.	66,900	1,714

Toray Industries, Inc.	384,500	1,880

TOTO Ltd.	39,600	1,118

Toyota Industries Corp.	42,700	4,414

See Notes to the Financial Statements.

EQUITY FUNDS  134  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Japan – 23.1% continued

Toyota Motor Corp.	3,011,720	$75,442

Toyota Tsusho Corp.	61,900	4,197

Trend Micro, Inc.	39,000	2,018

Unicharm Corp.	116,100	3,707

USS Co. Ltd.	113,600	947

West Japan Railway Co.	130,200	2,698

Yakult Honsha Co. Ltd.	70,600	1,455

Yamaha Corp.	36,700	791

Yamaha Motor Co. Ltd.	264,400	2,486

Yamato Holdings Co. Ltd.	69,500	991

Yaskawa Electric Corp.	68,300	2,862

Yokogawa Electric Corp.	61,500	1,419

Zensho Holdings Co. Ltd.	26,400	1,123

ZOZO, Inc.	37,000	930

		1,130,932

Jordan – 0.0%

Hikma Pharmaceuticals PLC	46,136	1,116

Luxembourg – 0.1%

ArcelorMittal S.A.	147,015	4,039

Eurofins Scientific S.E.	37,240	2,371

		6,410

Macau – 0.1%

Galaxy Entertainment Group Ltd.	629,148	3,163

Sands China Ltd.*	716,299	2,020

		5,183

Netherlands – 5.9%

ABN AMRO Bank N.V. - C.V.A.	129,669	2,224

Adyen N.V.*	6,182	10,472

Aegon Ltd.	436,194	2,658

Akzo Nobel N.V.	46,755	3,487

Argenx S.E.*	16,591	6,549

ASM International N.V.	13,187	8,034

ASML Holding N.V.	114,533	109,961

ASR Nederland N.V.	42,673	2,089

BE Semiconductor Industries N.V.	22,228	3,394

Euronext N.V.	23,431	2,229

EXOR N.V.	27,621	3,070

Heineken Holding N.V.	38,306	3,090

Heineken N.V.	82,250	7,925

IMCD N.V.	15,570	2,744

ING Groep N.V.	951,731	15,674

JDE Peet’s N.V.	28,301	594

Koninklijke Ahold Delhaize N.V.	267,737	8,005

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97. 7% (1) continued

Netherlands – 5.9% continued

Koninklijke KPN N.V.	969,712	$3,626

Koninklijke Philips N.V.*	218,071	4,373

NN Group N.V.	79,960	3,699

OCI N.V.	31,429	860

Randstad N.V.	30,011	1,583

Shell PLC	1,850,093	61,383

Universal Music Group N.V.	231,127	6,950

Wolters Kluwer N.V.	71,450	11,190

		285,863

New Zealand – 0.2%

Auckland International Airport Ltd.	406,365	2,025

Fisher & Paykel Healthcare Corp. Ltd.	172,097	2,637

Mercury NZ Ltd.	181,821	753

Meridian Energy Ltd.	336,212	1,187

Spark New Zealand Ltd.	528,543	1,505

Xero Ltd.*	39,294	3,415

		11,522

Norway – 0.5%

Aker BP ASA	93,489	2,336

DNB Bank ASA	267,701	5,314

Equinor ASA	253,252	6,795

Gjensidige Forsikring ASA	59,937	870

Kongsberg Gruppen ASA	24,750	1,712

Mowi ASA	131,489	2,417

Norsk Hydro ASA	395,504	2,181

Orkla ASA	200,960	1,418

Salmar ASA	18,128	1,198

Telenor ASA	186,054	2,069

		26,310

Portugal – 0.2%

EDP - Energias de Portugal S.A.	909,384	3,548

Galp Energia SGPS S.A.	129,798	2,148

Jeronimo Martins SGPS S.A.	75,085	1,490

		7,186

Singapore – 1.4%

CapitaLand Ascendas REIT	1,050,992	2,160

CapitaLand Integrated Commercial Trust	1,438,716	2,115

CapitaLand Investment Ltd.	717,062	1,426

City Developments Ltd.	170,700	741

DBS Group Holdings Ltd.	510,005	13,641

Genting Singapore Ltd.	1,570,780	1,028

Grab Holdings Ltd., Class A*	579,335	1,819

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 135 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Singapore – 1.4% continued

Jardine Cycle & Carriage Ltd.	27,300	$489

Keppel Ltd.	435,850	2,372

Mapletree Logistics Trust	983,455	1,064

Mapletree Pan Asia Commercial Trust	683,900	650

Oversea-Chinese Banking Corp. Ltd.	967,151	9,675

Sea Ltd. ADR*	105,442	5,663

Seatrium Ltd.*	12,063,224	706

Sembcorp Industries Ltd.	231,700	927

Singapore Airlines Ltd.	452,835	2,149

Singapore Exchange Ltd.	235,500	1,608

Singapore Technologies Engineering Ltd.	440,300	1,312

Singapore Telecommunications Ltd.	2,379,225	4,459

STMicroelectronics N.V.	192,492	8,286

United Overseas Bank Ltd.	358,749	7,797

		70,087

South Africa – 0.2%

Anglo American PLC	355,725	8,790

South Korea – 0.0%

Delivery Hero S.E.*	51,375	1,470

Spain – 2.5%

Acciona S.A.	7,195	876

ACS Actividades de Construccion y Servicios S.A.	60,915	2,549

Aena S.M.E. S.A.	21,607	4,253

Amadeus IT Group S.A.	129,010	8,274

Banco Bilbao Vizcaya Argentaria S.A.	1,652,687	19,689

Banco Santander S.A.	4,586,447	22,410

CaixaBank S.A.	1,052,854	5,104

Cellnex Telecom S.A.*	130,319	4,608

EDP Renovaveis S.A.	97,491	1,322

Enagas S.A.	72,079	1,071

Endesa S.A.	86,581	1,605

Grifols S.A.*	79,441	714

Iberdrola S.A.	1,753,716	21,774

Industria de Diseno Textil S.A.	312,512	15,737

Redeia Corp. S.A.	115,354	1,969

Repsol S.A.	342,556	5,718

Telefonica S.A.	1,384,426	6,117

		123,790

Sweden – 3.0%

Alfa Laval AB	79,274	3,116

Assa Abloy AB, Class B	283,967	8,146

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97. 7% (1) continued

Sweden – 3.0% continued

Atlas Copco AB, Class A	763,928	$12,892

Atlas Copco AB, Class B	443,856	6,552

Beijer Ref AB	117,474	1,742

Boliden AB	80,272	2,224

Epiroc AB, Class A	192,560	3,631

Epiroc AB, Class B	116,644	1,975

EQT AB	102,873	3,250

Essity AB, Class B	167,095	3,968

Evolution AB	52,648	6,537

Fastighets AB Balder, Class B*	200,895	1,473

Getinge AB, Class B	59,570	1,198

Hennes & Mauritz AB, Class B	187,850	3,070

Hexagon AB, Class B	601,243	7,117

Holmen AB, Class B	24,912	1,013

Husqvarna AB, Class B	88,459	757

Industrivarden AB, Class A	35,290	1,214

Industrivarden AB, Class C	40,743	1,399

Indutrade AB	76,366	2,080

Investment AB Latour, Class B	43,691	1,148

Investor AB, Class B	486,864	12,204

L E Lundbergforetagen AB, Class B	22,433	1,215

Lifco AB, Class B	62,523	1,630

Nibe Industrier AB, Class B	437,307	2,147

Saab AB, Class B	21,715	1,931

Sagax AB, Class B	59,463	1,566

Sandvik AB	303,144	6,726

Securitas AB, Class B	141,031	1,453

Skandinaviska Enskilda Banken AB, Class A	460,714	6,231

Skanska AB, Class B	97,142	1,726

SKF AB, Class B	92,471	1,885

Svenska Cellulosa AB S.C.A., Class B	168,216	2,582

Svenska Handelsbanken AB, Class A	408,846	4,135

Swedbank AB, Class A	237,616	4,715

Swedish Orphan Biovitrum AB*	50,700	1,265

Tele2 AB, Class B	155,872	1,280

Telefonaktiebolaget LM Ericsson, Class B	829,546	4,566

Telia Co. AB	660,738	1,693

Volvo AB, Class A	55,885	1,539

Volvo AB, Class B	423,986	11,483

Volvo Car AB, Class B*	208,487	789

		147,263

See Notes to the Financial Statements.

EQUITY FUNDS  136  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

Switzerland – 6.1%

ABB Ltd. (Registered)	457,159	$21,218

Adecco Group A.G. (Registered)	48,338	1,911

Alcon, Inc.	143,567	11,886

Avolta A.G.*	28,300	1,177

Bachem Holding A.G.	9,370	897

Baloise Holding A.G. (Registered)	12,252	1,919

Banque Cantonale Vaudoise (Registered)	8,446	982

Barry Callebaut A.G. (Registered)	997	1,447

BKW A.G.	5,956	914

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	262	3,134

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	31	3,739

Cie Financiere Richemont S.A., Class A (Registered)	152,155	23,276

Clariant A.G. (Registered)*	61,024	825

DSM-Firmenich A.G.	52,365	5,950

EMS-Chemie Holding A.G. (Registered)	1,925	1,476

Geberit A.G. (Registered)	9,731	5,750

Givaudan S.A. (Registered)	2,653	11,854

Helvetia Holding A.G. (Registered)	9,945	1,371

Julius Baer Group Ltd.	58,582	3,382

Kuehne + Nagel International A.G. (Registered)	15,443	4,298

Logitech International S.A. (Registered)	46,282	4,142

Lonza Group A.G. (Registered)	21,237	12,715

Novartis A.G. (Registered)	583,307	56,490

Partners Group Holding A.G.	6,521	9,318

Sandoz Group A.G.*	112,341	3,389

Schindler Holding A.G. (Participation Certificate)	11,243	2,831

Schindler Holding A.G. (Registered)	6,375	1,555

SGS S.A. (Registered)*	41,293	4,006

SIG Group A.G.*	93,263	2,068

Sika A.G. (Registered)	42,815	12,748

Sonova Holding A.G. (Registered)	14,364	4,157

Straumann Holding A.G. (Registered)	32,287	5,154

Swatch Group (The) A.G. (Bearer)	8,858	2,055

Swatch Group (The) A.G. (Registered)	12,980	589

Swiss Life Holding A.G. (Registered)	8,412	5,896

Swiss Prime Site A.G. (Registered)	20,924	1,973

Swisscom A.G. (Registered)	7,461	4,561

Temenos A.G. (Registered)	17,485	1,252

UBS Group A.G. (Registered)	930,094	28,585

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97. 7% (1) continued

Switzerland – 6.1% continued

VAT Group A.G.	7,451	$3,854

Zurich Insurance Group A.G.	41,448	22,348

		297,092

United Kingdom – 10.7%

3i Group PLC	280,286	9,929

abrdn PLC	540,002	963

Admiral Group PLC	72,263	2,586

Ashtead Group PLC	122,853	8,734

Associated British Foods PLC	95,876	3,026

AstraZeneca PLC	441,101	59,390

Auto Trader Group PLC(2)	250,806	2,215

Aviva PLC	784,083	4,921

BAE Systems PLC	869,206	14,805

Barclays PLC	4,334,454	10,072

Barratt Developments PLC	266,036	1,600

Berkeley Group Holdings PLC	28,723	1,727

BP PLC	4,840,107	30,412

British American Tobacco PLC	576,134	17,512

BT Group PLC	1,759,148	2,434

Bunzl PLC	93,526	3,602

Burberry Group PLC	95,047	1,458

Centrica PLC	1,530,383	2,464

CK Hutchison Holdings Ltd.	773,138	3,738

Coca-Cola Europacific Partners PLC	56,718	3,967

Compass Group PLC	490,137	14,364

Croda International PLC	37,662	2,336

DCC PLC	27,447	1,998

Diageo PLC	631,495	23,322

Entain PLC	183,507	1,845

Flutter Entertainment PLC - CDI*	50,674	10,118

Halma PLC	111,860	3,342

Hargreaves Lansdown PLC	93,117	866

HSBC Holdings PLC	5,456,092	42,648

Imperial Brands PLC	237,009	5,299

Informa PLC	379,521	3,979

InterContinental Hotels Group PLC	46,609	4,848

Intertek Group PLC	44,747	2,820

J Sainsbury PLC	452,361	1,546

JD Sports Fashion PLC	705,144	1,196

Kingfisher PLC	485,289	1,526

Land Securities Group PLC	194,068	1,611

Legal & General Group PLC	1,666,898	5,348

Lloyds Banking Group PLC	18,217,172	11,925

London Stock Exchange Group PLC	119,399	14,301

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 137 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

United Kingdom – 10.7% continued

M&G PLC	605,565	$1,687

Melrose Industries PLC	370,230	3,142

National Grid PLC	1,066,556	14,349

NatWest Group PLC	1,599,527	5,357

Next PLC	34,588	4,038

Ocado Group PLC*	159,465	919

Pearson PLC	176,835	2,325

Persimmon PLC	98,517	1,635

Phoenix Group Holdings PLC	215,294	1,503

Reckitt Benckiser Group PLC	204,509	11,634

RELX PLC	533,903	23,069

Rentokil Initial PLC	711,520	4,246

Rolls-Royce Holdings PLC*	2,395,170	12,881

Sage Group (The) PLC	289,977	4,631

Schroders PLC	218,976	1,043

Segro PLC	370,875	4,225

Severn Trent PLC	77,766	2,427

Smith & Nephew PLC	241,027	3,048

Smiths Group PLC	95,141	1,974

Spirax-Sarco Engineering PLC	22,021	2,799

SSE PLC	308,194	6,426

St. James’s Place PLC	151,450	891

Standard Chartered PLC	652,138	5,526

Taylor Wimpey PLC	941,616	1,632

Tesco PLC	1,987,457	7,437

Unilever PLC	712,613	35,785

United Utilities Group PLC	183,065	2,380

Vodafone Group PLC	6,626,032	5,867

Whitbread PLC	52,678	2,207

Wise PLC, Class A*	182,515	2,142

WPP PLC	318,196	3,011

		521,029
United States – 7.2%

CRH PLC	196,947	16,991

CSL Ltd.	137,912	25,921

CyberArk Software Ltd.*	12,161	3,230

Experian PLC	257,726	11,251

Ferrovial S.E.	150,781	5,967

GSK PLC	1,162,711	24,972

Haleon PLC	1,948,691	8,178

Holcim A.G.*	149,414	13,598

James Hardie Industries PLC - CDI*	123,431	4,956

Monday.com Ltd.*	8,569	1,936

Nestle S.A. (Registered)	759,245	80,617

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.7% (1) continued

United States – 7.2% continued

QIAGEN N.V.*	61,172	$2,616

Roche Holding A.G. (Bearer)	8,813	2,372

Roche Holding A.G. (Genusschein)	199,995	51,054

Sanofi S.A.	324,612	31,850

Schneider Electric S.E.	155,079	35,068

Stellantis N.V.	630,729	17,927

Swiss Re A.G.	86,735	11,151

Tenaris S.A.	130,622	2,581

		352,236

Total Common Stocks

(Cost $2,803,833)		4,780,161

PREFERRED STOCKS – 0.4% (1)
Germany – 0.4%

Bayerische Motoren Werke A.G., 6.07%(4)	15,732	1,687

Dr. Ing hc F Porsche A.G., 2.50%(4)	31,153	3,101

Henkel A.G. & Co. KGaA, 2.49%(4)	48,818	3,923

Porsche Automobil Holding S.E., 5.22%(4)	41,009	2,174

Sartorius A.G., 0.20%(4)	7,210	2,868

Volkswagen A.G., 7.41%(4)	59,176	7,848

		21,601

Total Preferred Stocks

(Cost $16,548)		21,601

INVESTMENT COMPANIES – 0.8%

iShares Core MSCI EAFE ETF	293,000	21,746

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(5) (6)	14,563,481	14,563

Total Investment Companies

(Cost $35,069)		36,309

Total Investments – 98.9%

(Cost $2,855,450)		4,838,071

Other Assets less Liabilities – 1.1%		56,261

Net Assets – 100.0%		$4,894,332

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $11,157,000 or 0.2% of net assets.

See Notes to the Financial Statements.

EQUITY FUNDS  138  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2024 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

EAFE – Europe, Australasia and the Far East

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Morgan Stanley	Swiss Franc	2,000	United States Dollar	2,287	6/20/24	$ 49
Subtotal Appreciation						49

Citibank	United States Dollar	1,448	Australian Dollar	2,200	6/20/24	(11)

Citibank	United States Dollar	4,042	British Pound	3,170	6/20/24	(39)

Citibank	United States Dollar	8,220	Japanese Yen	1,206,610	6/20/24	(149)

JPMorgan Chase	Swiss Franc	1,000	United States Dollar	1,118	6/20/24	(1)

Morgan Stanley	Japanese Yen	400,000	United States Dollar	2,675	6/20/24	(1)

Morgan Stanley	United States Dollar	2,405	Euro	2,200	6/20/24	(24)
Subtotal Depreciation						(225)

Total						$(176)

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
Euro Stoxx 50 (Euro)	509	$27,704	Long	6/24	$758

FTSE 100 Index (British Pound)	149	15,022	Long	6/24	493

Hang Seng Index (Hong Kong Dollar)	10	1,059	Long	4/24	(6)

SPI 200 Index (Australian Dollar)	58	7,513	Long	6/24	183

Topix Index (Japanese Yen)	97	17,749	Long	6/24	538

Total					$1,966

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

Euro	33.1%

Japanese Yen	23.1

British Pound	14.3

Swiss Franc	9.2

Australian Dollar	7.1

All other currencies less than 5%	12.1

Total Investments	98.9

Other Assets less Liabilities	1.1

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2024 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 139 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2024

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Hong Kong	$905	$78,239	$—	$79,144

Ireland	5,040	16,425	—	21,465

Israel	30,702	—	—	30,702

Italy	71,690	43,850	—	115,540

Japan	1,130,932	—	—	1,130,932

Singapore	7,482	62,605	—	70,087

United Kingdom	3,967	517,062	—	521,029

United States	25,674	326,562	—	352,236

All Other Countries(1)	—	2,459,026	—	2,459,026
Total Common Stocks	1,276,392	3,503,769	—	4,780,161
Preferred Stocks	—	21,601	—	21,601

Investment Companies	36,309	—	—	36,309
Total Investments	$1,312,701	$3,525,370	$—	$4,838,071

OTHER FINANCIAL INSTRUMENTS
Assets

Forward Foreign
Currency Exchange
Contracts	$—	$49	$—	$49

Futures Contracts	1,972	—	—	1,972
Liabilities

Forward Foreign
Currency Exchange
Contracts	—	(225)	—	(225)

Futures Contracts	(6)	—	—	(6)
Total Other Financial Instruments	$1,966	$(176)	$—	$1,790
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  140  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.6%

Aerospace & Defense – 0.8%

General Dynamics Corp.	2,825	$798

Lockheed Martin Corp.	3,257	1,482

		2,280

Air Freight & Logistics – 0.3%

Expeditors International of Washington, Inc.	7,258	882

Automobiles – 0.6%

Tesla, Inc.*	7,381	1,298

Thor Industries, Inc.	3,046	357

		1,655

Banks – 3.3%

Bank of America Corp.	27,531	1,044

Citigroup, Inc.	41,932	2,652

JPMorgan Chase & Co.	27,727	5,554

Wells Fargo & Co.	1,215	70

		9,320

Beverages – 0.6%

Coca-Cola (The) Co.	24,653	1,508

PepsiCo, Inc.	1,945	341

		1,849

Biotechnology – 1.7%

AbbVie, Inc.	9,380	1,708

Amgen, Inc.	8,737	2,484

Gilead Sciences, Inc.	11,016	807

		4,999

Broadline Retail – 4.1%

Amazon.com, Inc.*	54,267	9,789

eBay, Inc.	38,308	2,022

		11,811

Building Products – 0.2%

Masco Corp.	8,054	635

Capital Markets – 2.7%

Affiliated Managers Group, Inc.	6,112	1,023

Bank of New York Mellon (The) Corp.	36,639	2,111

Franklin Resources, Inc.	7,758	218

Goldman Sachs Group (The), Inc.	2,370	990

Jefferies Financial Group, Inc.	30,947	1,365

State Street Corp.	25,890	2,002

		7,709
Chemicals – 1.1%

Celanese Corp.	4,607	792

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Chemicals – 1.1% continued

CF Industries Holdings, Inc.	3,869	$322

LyondellBasell Industries N.V., Class A	19,606	2,005

		3,119

Communications Equipment – 0.9%

Cisco Systems, Inc.	52,970	2,644

Construction & Engineering – 0.1%

EMCOR Group, Inc.	656	230

Construction Materials – 0.1%

Eagle Materials, Inc.	1,088	296

Consumer Finance – 0.6%

Capital One Financial Corp.	7,139	1,063

SLM Corp.	24,778	540

Synchrony Financial	5,674	244

		1,847

Consumer Staples Distribution & Retail – 1.2%

Costco Wholesale Corp.	419	307

Kroger (The) Co.	28,172	1,610

Target Corp.	1,896	336

Walmart, Inc.	18,753	1,128

		3,381

Diversified Consumer Services – 0.5%

H&R Block, Inc.	26,589	1,306

Diversified Telecommunication Services – 0.3%

Verizon Communications, Inc.	18,717	785

Electric Utilities – 1.7%

Constellation Energy Corp.	10,885	2,012

Edison International	839	59

Entergy Corp.	194	20

Exelon Corp.	34,377	1,292

FirstEnergy Corp.	18,566	717

NRG Energy, Inc.	9,707	657

OGE Energy Corp.	1,825	63

		4,820

Electrical Equipment – 0.4%

Acuity Brands, Inc.	4,611	1,239

Electronic Equipment, Instruments & Components – 0.6%

CDW Corp.	1,636	418

Jabil, Inc.	4,492	602

Vontier Corp.	13,686	621

		1,641

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 141 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Entertainment – 0.6%

Electronic Arts, Inc.	3,577	$474

Netflix, Inc.*	2,038	1,238

		1,712

Financial Services – 4.2%

Berkshire Hathaway, Inc., Class B*	12,219	5,138

Corebridge Financial, Inc.	18,191	523

Fidelity National Information Services, Inc.	28,982	2,150

Fiserv, Inc.*	3,432	549

Mastercard, Inc., Class A	1,610	775

MGIC Investment Corp.	82,962	1,855

Visa, Inc., Class A	3,957	1,104

		12,094

Food Products – 1.2%

General Mills, Inc.	16,395	1,147

Ingredion, Inc.	15,659	1,830

Kellanova	9,396	538

		3,515

Ground Transportation – 0.4%

Landstar System, Inc.	6,069	1,170

Health Care Equipment & Supplies – 3.3%

Abbott Laboratories	24,763	2,815

GE HealthCare Technologies, Inc.	22,549	2,050

Hologic, Inc.*	2,040	159

IDEXX Laboratories, Inc.*	1,415	764

Medtronic PLC	18,691	1,629

Stryker Corp.	5,701	2,040

		9,457

Health Care Providers & Services – 3.4%

Cardinal Health, Inc.	2,949	330

Cencora, Inc.	7,531	1,830

Centene Corp.*	11,430	897

Cigna Group (The)	4,543	1,650

DaVita, Inc.*	3,885	537

HCA Healthcare, Inc.	1,317	439

McKesson Corp.	3,602	1,934

UnitedHealth Group, Inc.	4,104	2,030

		9,647

Hotel & Resort Real Estate Investment Trusts – 0.8%

Host Hotels & Resorts, Inc.	90,500	1,871

Park Hotels & Resorts, Inc.	17,601	308

		2,179

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Hotels, Restaurants & Leisure – 1.3%

Booking Holdings, Inc.	641	$2,326

Domino’s Pizza, Inc.	346	172

Expedia Group, Inc.*	4,850	668

McDonald’s Corp.	883	249

Royal Caribbean Cruises Ltd.*	2,247	312

		3,727

Household Durables – 0.9%

NVR, Inc.*	124	1,005

PulteGroup, Inc.	4,571	551

Toll Brothers, Inc.	8,054	1,042

		2,598

Household Products – 1.9%

Kimberly-Clark Corp.	15,331	1,983

Procter & Gamble (The) Co.	21,406	3,473

		5,456

Industrial Conglomerates – 1.5%

3M Co.	11,689	1,240

General Electric Co.	17,321	3,040

		4,280

Insurance – 2.0%

Aflac, Inc.	24,780	2,128

American International Group, Inc.	1,813	142

Assurant, Inc.	1,070	201

Assured Guaranty Ltd.	19,824	1,730

Brighthouse Financial, Inc.*	23,965	1,235

Old Republic International Corp.	431	13

Willis Towers Watson PLC	1,282	352

		5,801

Interactive Media & Services – 6.9%

Alphabet, Inc., Class A*	82,501	12,452

Meta Platforms, Inc., Class A	14,951	7,260

		19,712

IT Services – 1.5%

Accenture PLC, Class A	6,940	2,406

Amdocs Ltd.	7,392	668

Cognizant Technology Solutions Corp., Class A	5,580	409

International Business Machines Corp.	2,860	546

Kyndryl Holdings, Inc.*	8,238	179

		4,208

Life Sciences Tools & Services – 0.7%

ICON PLC*	1,779	598

See Notes to the Financial Statements.

EQUITY FUNDS  142  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Life Sciences Tools & Services – 0.7% continued

Medpace Holdings, Inc.*	2,663	$1,076

Mettler-Toledo International, Inc.*	175	233

		1,907

Machinery – 2.6%

Allison Transmission Holdings, Inc.	23,164	1,880

Caterpillar, Inc.	8,275	3,032

PACCAR, Inc.	8,024	994

Snap-on, Inc.	5,041	1,494

		7,400

Media – 1.1%

Comcast Corp., Class A	67,977	2,947

Omnicom Group, Inc.	3,271	316

		3,263

Metals & Mining – 1.2%

Nucor Corp.	10,268	2,032

Steel Dynamics, Inc.	8,705	1,290

		3,322

Mortgage Real Estate Investment Trusts – 0.1%

Rithm Capital Corp.	16,326	182

Multi-Utilities – 0.6%

Consolidated Edison, Inc.	7,973	724

Public Service Enterprise Group, Inc.	13,311	889

		1,613

Oil, Gas & Consumable Fuels – 3.9%

Exxon Mobil Corp.	23,331	2,712

HF Sinclair Corp.	26,015	1,570

Marathon Petroleum Corp.	11,502	2,318

Phillips 66	14,204	2,320

Valero Energy Corp.	12,830	2,190

		11,110

Pharmaceuticals – 3.5%

Bristol-Myers Squibb Co.	25,129	1,363

Eli Lilly & Co.	2,791	2,171

Johnson & Johnson	27,221	4,306

Merck & Co., Inc.	15,758	2,079

		9,919

Professional Services – 1.4%

Automatic Data Processing, Inc.	5,240	1,309

Leidos Holdings, Inc.	292	38

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Professional Services – 1.4% continued

Robert Half, Inc.	10,296	$816

Science Applications International Corp.	14,224	1,855

		4,018

Real Estate Management & Development – 0.2%

CBRE Group, Inc., Class A*	7,441	724

Retail Real Estate Investment Trusts – 0.8%

Simon Property Group, Inc.	13,772	2,155

Semiconductors & Semiconductor Equipment – 9.9%

Advanced Micro Devices, Inc.*	265	48

Applied Materials, Inc.	13,998	2,887

Broadcom, Inc.	2,772	3,674

KLA Corp.	3,423	2,391

Lam Research Corp.	2,697	2,620

Microchip Technology, Inc.	8,277	742

NVIDIA Corp.	14,363	12,978

QUALCOMM, Inc.	17,848	3,022

		28,362

Software – 9.9%

Adobe, Inc.*	5,698	2,875

AppLovin Corp., Class A*	10,649	737

Fair Isaac Corp.*	438	547

Intuit, Inc.	1,626	1,057

Microsoft Corp.	52,233	21,976

Oracle Corp.	8,654	1,087

Salesforce, Inc.	359	108

		28,387

Specialized Real Estate Investment Trusts – 0.7%

Rayonier, Inc.	5,876	195

Weyerhaeuser Co.	49,902	1,792

		1,987

Specialty Retail – 2.6%

AutoZone, Inc.*	422	1,330

Home Depot (The), Inc.	8,492	3,258

Lowe’s Cos., Inc.	2,583	658

Murphy U.S.A., Inc.	1,293	542

Williams-Sonoma, Inc.	5,099	1,619

		7,407

Technology Hardware, Storage & Peripherals – 6.5%

Apple, Inc.	104,375	17,898

NetApp, Inc.	7,970	837

		18,735

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 143 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.6% continued

Textiles, Apparel & Luxury Goods – 0.4%

Tapestry, Inc.	22,441	$1,065

Tobacco – 0.8%

Altria Group, Inc.	51,830	2,261

Trading Companies & Distributors – 1.0%

Core & Main, Inc., Class A*	24,218	1,386

MSC Industrial Direct Co., Inc., Class A	11,600	1,126

W.W. Grainger, Inc.	434	442

		2,954

Total Common Stocks

(Cost $162,043)		284,775

INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(1) (2)	889,186	889

Total Investment Companies

(Cost $889)		889

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill, 5.30%, 4/11/24(3) (4)	$50	$50

Total Short-Term Investments

(Cost $50)		50

Total Investments – 99.9%

(Cost $162,982)		285,714

Other Assets less Liabilities – 0.1%		216

NET ASSETS – 100.0%		$285,930

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2024 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	4	$1,062	Long	6/24	$24

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Common Stocks	99.6%

Investment Companies	0.3%

Short-Term Investments	0.0%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$284,775	$—	$—	$284,775

Investment Companies	889	—	—	889

Short-Term Investments	—	50	—	50

Total Investments	$285,664	$50	$—	$285,714

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$24	$—	$—	$24
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  144  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.5%

Aerospace & Defense – 1.3%

Curtiss-Wright Corp.	1,411	$361

General Dynamics Corp.	1,774	501

		862

Banks – 6.2%

Bank of America Corp.	10,936	415

Citigroup, Inc.	14,384	909

Comerica, Inc.	12	1

East West Bancorp, Inc.	4,657	368

First Hawaiian, Inc.	10,199	224

JPMorgan Chase & Co.	8,901	1,783

Truist Financial Corp.	2,103	82

Wells Fargo & Co.	4,256	247

		4,029

Beverages – 0.7%

Boston Beer (The) Co., Inc., Class A*	830	253

Molson Coors Beverage Co., Class B	2,704	182

		435

Biotechnology – 3.0%

Gilead Sciences, Inc.	11,066	811

Regeneron Pharmaceuticals, Inc.*	821	790

Vertex Pharmaceuticals, Inc.*	857	358

		1,959

Broadline Retail – 0.7%

eBay, Inc.	8,182	432

Capital Markets – 4.2%

Bank of New York Mellon (The) Corp.	11,378	656

Goldman Sachs Group (The), Inc.	777	325

Invesco Ltd.	9,549	158

Jefferies Financial Group, Inc.	8,569	378

Morgan Stanley	7,566	712

State Street Corp.	4,913	380

Virtu Financial, Inc., Class A	7,259	149

		2,758

Chemicals – 2.2%

CF Industries Holdings, Inc.	4,231	352

Huntsman Corp.	6,059	158

LyondellBasell Industries N.V., Class A	3,774	386

Mosaic (The) Co.	4,333	140

Olin Corp.	6,289	370

		1,406

Commercial Services & Supplies – 0.1%

Republic Services, Inc.	214	41

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Communications Equipment – 2.3%

Cisco Systems, Inc.	23,565	$1,176

F5, Inc.*	1,715	325

		1,501

Construction & Engineering – 1.1%

EMCOR Group, Inc.	1,355	474

Valmont Industries, Inc.	1,011	231

		705

Consumer Finance – 0.9%

Ally Financial, Inc.	509	21

Capital One Financial Corp.	563	84

SLM Corp.	15,286	333

Synchrony Financial	4,163	179

		617

Consumer Staples Distribution & Retail – 1.2%

Kroger (The) Co.	9,521	544

Walmart, Inc.	4,524	272

		816

Diversified Real Estate Investment Trusts – 0.5%

WP Carey, Inc.	5,316	300

Diversified Telecommunication Services – 0.7%

AT&T, Inc.	24,346	428

Electric Utilities – 3.9%

Duke Energy Corp.	5,306	513

Edison International	5,295	375

Entergy Corp.	1,985	210

Evergy, Inc.	5,047	269

Exelon Corp.	10,000	376

OGE Energy Corp.	8,537	293

Pinnacle West Capital Corp.	2,214	165

PPL Corp.	12,743	351

		2,552

Electrical Equipment – 0.7%

Acuity Brands, Inc.	1,614	434

Electronic Equipment, Instruments & Components – 0.9%

Amphenol Corp., Class A	4,196	484

Keysight Technologies, Inc.*	50	8

Vontier Corp.	1,864	84

		576

Entertainment – 0.5%

Walt Disney (The) Co.	2,419	296

Financial Services – 4.1%

Berkshire Hathaway, Inc., Class B*	3,039	1,278

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 145 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Financial Services – 4.1% continued

Corebridge Financial, Inc.	13,929	$400

Fidelity National Information Services, Inc.	8,637	641

MGIC Investment Corp.	16,608	371

		2,690

Food Products – 2.8%

Archer-Daniels-Midland Co.	3,896	245

Campbell Soup Co.	7,363	327

General Mills, Inc.	8,506	595

J.M. Smucker (The) Co.	2,216	279

Kellanova	6,050	347

		1,793

Ground Transportation – 0.6%

Norfolk Southern Corp.	1,658	423

Health Care Equipment & Supplies – 1.2%

Medtronic PLC	8,748	762

Health Care Providers & Services – 4.6%

Centene Corp.*	7,894	620

Cigna Group (The)	2,731	992

CVS Health Corp.	3,391	270

Elevance Health, Inc.	1,497	776

Laboratory Corp. of America Holdings	1,565	342

		3,000

Health Care Real Estate Investment Trusts – 0.3%

Healthpeak Properties, Inc.	9,886	185

Hotel & Resort Real Estate Investment Trusts – 0.6%

Host Hotels & Resorts, Inc.	18,003	372

Hotels, Restaurants & Leisure – 3.4%

Airbnb, Inc., Class A*	1,502	248

Booking Holdings, Inc.	89	323

Domino’s Pizza, Inc.	661	328

Expedia Group, Inc.*	1,143	157

McDonald’s Corp.	2,159	609

Starbucks Corp.	2,715	248

Yum! Brands, Inc.	2,211	307

		2,220

Household Durables – 0.9%

NVR, Inc.*	50	405

PulteGroup, Inc.	1,432	173

		578

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Household Products – 1.2%

Procter & Gamble (The) Co.	2,825	$458

Reynolds Consumer Products, Inc.	10,821	309

		767

Industrial Conglomerates – 2.1%

General Electric Co.	7,796	1,368

Insurance – 6.3%

American International Group, Inc.	10,560	825

Assurant, Inc.	1,063	200

Assured Guaranty Ltd.	4,234	369

Brighthouse Financial, Inc.*	5,016	259

Cincinnati Financial Corp.	1,667	207

First American Financial Corp.	5,025	307

Loews Corp.	4,556	357

MetLife, Inc.	8,971	665

Old Republic International Corp.	10,322	317

Prudential Financial, Inc.	5,355	629

		4,135

Interactive Media & Services – 0.3%

TripAdvisor, Inc.*	7,647	213

IT Services – 2.2%

Accenture PLC, Class A	836	290

Amdocs Ltd.	3,260	294

Cognizant Technology Solutions Corp., Class A	5,646	414

International Business Machines Corp.	2,295	438

		1,436

Life Sciences Tools & Services – 2.0%

Avantor, Inc.*	3,423	88

Danaher Corp.	4,447	1,111

Thermo Fisher Scientific, Inc.	209	121

		1,320

Machinery – 4.8%

AGCO Corp.	1,278	157

Allison Transmission Holdings, Inc.	5,377	436

Crane Co.	1,403	190

Cummins, Inc.	2,069	610

Dover Corp.	2,405	426

Gates Industrial Corp. PLC*	7,384	131

ITT, Inc.	2,776	378

PACCAR, Inc.	3,740	463

Snap-on, Inc.	1,166	345

		3,136

See Notes to the Financial Statements.

EQUITY FUNDS  146  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Media – 3.2%

Comcast Corp., Class A	25,148	$1,090

Fox Corp., Class A	9,611	301

Interpublic Group of (The) Cos., Inc.	4,091	133

New York Times (The) Co., Class A	6,532	282

Nexstar Media Group, Inc.	1,683	290

		2,096

Metals & Mining – 2.4%

Nucor Corp.	3,674	727

Reliance, Inc.	1,173	392

Steel Dynamics, Inc.	2,879	427

		1,546

Mortgage Real Estate Investment Trusts – 0.9%

Rithm Capital Corp.	26,065	291

Starwood Property Trust, Inc.	14,985	305

		596

Multi-Utilities – 1.2%

Consolidated Edison, Inc.	4,077	370

Dominion Energy, Inc.	8,363	412

		782

Oil, Gas & Consumable Fuels – 8.5%

Chevron Corp.	7,272	1,147

Coterra Energy, Inc.	64	2

Exxon Mobil Corp.	17,114	1,989

HF Sinclair Corp.	843	51

Marathon Petroleum Corp.	4,929	993

Occidental Petroleum Corp.	4,842	315

Phillips 66	876	143

Valero Energy Corp.	5,138	877

		5,517

Pharmaceuticals – 4.1%

Bristol-Myers Squibb Co.	17,474	947

Jazz Pharmaceuticals PLC*	2,034	245

Johnson & Johnson	4,280	677

Merck & Co., Inc.	1,941	256

Pfizer, Inc.	7,277	202

Royalty Pharma PLC, Class A	11,321	344

		2,671

Professional Services – 1.8%

Genpact Ltd.	8,694	286

Leidos Holdings, Inc.	1,699	223

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.5% continued

Professional Services – 1.8% continued

Science Applications International Corp.	2,543	$332

SS&C Technologies Holdings, Inc.	5,599	360

		1,201

Residential Real Estate Investment Trusts – 1.6%

Apartment Income REIT Corp.	9,558	310

Camden Property Trust	3,449	340

Equity Residential	6,006	379

		1,029

Retail Real Estate Investment Trusts – 0.5%

NNN REIT, Inc.	7,477	320

Semiconductors & Semiconductor Equipment – 3.6%

Analog Devices, Inc.	1,173	232

Applied Materials, Inc.	2,141	442

Cirrus Logic, Inc.*	524	48

Microchip Technology, Inc.	3,848	345

Qorvo, Inc.*	1,613	185

QUALCOMM, Inc.	2,585	438

Skyworks Solutions, Inc.	3,401	368

Teradyne, Inc.	2,664	301

		2,359

Software – 1.0%

ANSYS, Inc.*	893	310

Dolby Laboratories, Inc., Class A	2,652	222

Roper Technologies, Inc.	183	103

		635

Specialized Real Estate Investment Trusts – 0.1%

EPR Properties	1,675	71

Specialty Retail – 0.4%

Best Buy Co., Inc.	3,523	289

Textiles, Apparel & Luxury Goods – 0.5%

Tapestry, Inc.	7,021	333

Trading Companies & Distributors – 1.2%

Core & Main, Inc., Class A*	8,297	475

MSC Industrial Direct Co., Inc., Class A	2,948	286

		761
Total Common Stocks
(Cost $53,345)		64,751

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 147 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(1) (2)	339,533	$340
Total Investment Companies
(Cost $340)		340

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill, 5.30%, 4/11/24(3) (4)	$20	$20
Total Short-Term Investments
(Cost $20)		20

Total Investments – 100.0%
(Cost $53,705)		65,111

Other Assets less Liabilities – 0.0%		16
NET ASSETS – 100.0%		$65,127

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2024 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)
Micro E-Mini S&P 500 Index	12	$319	Long	6/24	$7

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Common Stocks	99.5%

Investment Companies	0.5%

Short-Term Investments	0.0%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks(1)	$64,751	$—	$—	$64,751

Investment Companies	340	—	—	340

Short-Term Investments	—20		—	20
Total Investments	$65,091	$20	$—	$65,111

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$7	$—	$—	$7
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  148  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.4%

Aerospace & Defense – 1.3%

BWX Technologies, Inc.	70,697	$7,255

Curtiss-Wright Corp.	29,541	7,561

Hexcel Corp.	65,162	4,747

Woodward, Inc.	46,575	7,178

		26,741

Air Freight & Logistics – 0.2%

GXO Logistics, Inc.*	91,801	4,935

Automobile Components – 1.4%

Adient PLC*	70,378	2,317

Autoliv, Inc.	56,813	6,842

Fox Factory Holding Corp.*	32,856	1,711

Gentex Corp.	180,156	6,507

Goodyear Tire & Rubber (The) Co.*	218,967	3,006

Lear Corp.	44,044	6,381

Visteon Corp.*	21,448	2,523

		29,287

Automobiles – 0.4%

Harley-Davidson, Inc.	97,878	4,281

Thor Industries, Inc.	41,172	4,831

		9,112

Banks – 5.2%

Associated Banc-Corp	114,743	2,468

Bank OZK	81,267	3,694

Cadence Bank	141,099	4,092

Columbia Banking System, Inc.	161,074	3,117

Commerce Bancshares, Inc.	91,494	4,868

Cullen/Frost Bankers, Inc.	49,588	5,582

East West Bancorp, Inc.	108,853	8,611

First Financial Bankshares, Inc.	99,184	3,254

First Horizon Corp.	431,569	6,646

FNB Corp.	277,215	3,909

Glacier Bancorp, Inc.	85,635	3,449

Hancock Whitney Corp.	66,504	3,062

Home BancShares, Inc.	144,751	3,557

International Bancshares Corp.	41,220	2,314

New York Community Bancorp, Inc.	557,540	1,795

Old National Bancorp	226,102	3,937

Pinnacle Financial Partners, Inc.	58,739	5,045

Prosperity Bancshares, Inc.	72,403	4,763

SouthState Corp.	58,694	4,991

Synovus Financial Corp.	112,957	4,525

Texas Capital Bancshares, Inc.*	36,446	2,243

UMB Financial Corp.	33,733	2,934

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Banks – 5.2% continued

United Bankshares, Inc.	103,969	$3,721

Valley National Bancorp	329,258	2,621

Webster Financial Corp.	132,859	6,745

Wintrust Financial Corp.	47,296	4,937

Zions Bancorp N.A.	114,422	4,966

		111,846

Beverages – 0.7%

Boston Beer (The) Co., Inc., Class A*	7,265	2,212

Celsius Holdings, Inc.*	114,523	9,496

Coca-Cola Consolidated, Inc.	3,620	3,064

		14,772

Biotechnology – 1.8%

Arrowhead Pharmaceuticals, Inc.*	95,682	2,737

Cytokinetics, Inc.*	75,730	5,309

Exelixis, Inc.*	234,185	5,557

Halozyme Therapeutics, Inc.*	102,020	4,150

Neurocrine Biosciences, Inc.*	76,856	10,600

Roivant Sciences Ltd.*	260,784	2,749

United Therapeutics Corp.*	36,296	8,338

		39,440

Broadline Retail – 0.4%

Macy’s, Inc.	211,646	4,231

Nordstrom, Inc.	75,671	1,534

Ollie’s Bargain Outlet Holdings, Inc.*	47,564	3,784

		9,549

Building Products – 3.6%

Advanced Drainage Systems, Inc.	52,753	9,086

Carlisle Cos., Inc.	37,506	14,697

Fortune Brands Innovations, Inc.	97,387	8,246

Lennox International, Inc.	24,735	12,089

Owens Corning	68,645	11,450

Simpson Manufacturing Co., Inc.	32,959	6,763

Trex Co., Inc.*	83,872	8,366

UFP Industries, Inc.	47,732	5,871

		76,568

Capital Markets – 2.9%

Affiliated Managers Group, Inc.	26,111	4,373

Carlyle Group (The), Inc.	167,209	7,844

Evercore, Inc., Class A	26,772	5,156

Federated Hermes, Inc.	63,370	2,289

Houlihan Lokey, Inc.	40,251	5,160

Interactive Brokers Group, Inc., Class A	82,652	9,233

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 149 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Capital Markets – 2.9% continued

Janus Henderson Group PLC	102,362	$3,367

Jefferies Financial Group, Inc.	130,962	5,775

Morningstar, Inc.	20,120	6,204

SEI Investments Co.	77,003	5,536

Stifel Financial Corp.	78,752	6,156

		61,093

Chemicals – 2.3%

Arcadium Lithium PLC*	796,137	3,431

Ashland, Inc.	38,690	3,767

Avient Corp.	70,357	3,054

Axalta Coating Systems Ltd.*	169,964	5,845

Cabot Corp.	42,813	3,948

Chemours (The) Co.	114,623	3,010

NewMarket Corp.	5,334	3,385

Olin Corp.	92,826	5,458

RPM International, Inc.	99,545	11,841

Scotts Miracle-Gro (The) Co.	32,403	2,417

Westlake Corp.	24,739	3,780

		49,936

Commercial Services & Supplies – 1.3%

Brink’s (The) Co.	34,797	3,215

Clean Harbors, Inc.*	38,852	7,821

MSA Safety, Inc.	28,546	5,526

Stericycle, Inc.*	71,479	3,770

Tetra Tech, Inc.	41,296	7,628

		27,960

Communications Equipment – 0.4%

Ciena Corp.*	111,992	5,538

Lumentum Holdings, Inc.*	52,045	2,464

		8,002

Construction & Engineering – 2.3%

AECOM	105,067	10,305

Comfort Systems U.S.A., Inc.	27,508	8,740

EMCOR Group, Inc.	36,339	12,726

Fluor Corp.*	131,567	5,563

MasTec, Inc.*	46,683	4,353

MDU Resources Group, Inc.	157,361	3,965

Valmont Industries, Inc.	16,128	3,682

		49,334

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Construction Materials – 0.5%

Eagle Materials, Inc.	26,607	$7,230

Knife River Corp.*	43,691	3,543

		10,773

Consumer Finance – 0.7%

Ally Financial, Inc.	209,672	8,510

FirstCash Holdings, Inc.	28,569	3,644

SLM Corp.	170,132	3,707

		15,861

Consumer Staples Distribution & Retail – 2.0%

BJ’s Wholesale Club Holdings, Inc.*	103,022	7,794

Casey’s General Stores, Inc.	28,665	9,128

Grocery Outlet Holding Corp.*	76,636	2,205

Performance Food Group Co.*	120,147	8,968

Sprouts Farmers Market, Inc.*	78,461	5,059

U.S. Foods Holding Corp.*	174,684	9,428

		42,582

Containers & Packaging – 1.7%

AptarGroup, Inc.	50,986	7,336

Berry Global Group, Inc.	89,495	5,413

Crown Holdings, Inc.	92,445	7,327

Graphic Packaging Holding Co.	236,371	6,897

Greif, Inc., Class A	19,849	1,371

Silgan Holdings, Inc.	62,472	3,034

Sonoco Products Co.	75,633	4,375

		35,753

Diversified Consumer Services – 0.9%

Graham Holdings Co., Class B	2,763	2,121

Grand Canyon Education, Inc.*	22,832	3,110

H&R Block, Inc.	107,765	5,293

Service Corp. International	114,124	8,469

		18,993

Diversified Real Estate Investment Trusts – 0.4%

Rayonier, Inc. - (Fractional Shares)(1)	50,000	—

WP Carey, Inc.	168,885	9,532

		9,532

Diversified Telecommunication Services – 0.3%

Frontier Communications Parent, Inc.*	170,820	4,185

Iridium Communications, Inc.	95,547	2,500

		6,685

Electric Utilities – 0.8%

ALLETE, Inc.	44,371	2,646

IDACORP, Inc.	39,112	3,633

See Notes to the Financial Statements.

EQUITY FUNDS  150  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Electric Utilities – 0.8% continued

OGE Energy Corp.	154,797	$5,310

PNM Resources, Inc.	66,259	2,494

Portland General Electric Co.	78,121	3,281

		17,364

Electrical Equipment – 1.5%

Acuity Brands, Inc.	23,571	6,334

EnerSys	31,198	2,947

nVent Electric PLC	128,160	9,663

Regal Rexnord Corp.	51,207	9,223

Sensata Technologies Holding PLC	116,895	4,295

		32,462

Electronic Equipment, Instruments & Components – 2.3%

Arrow Electronics, Inc.*	41,557	5,380

Avnet, Inc.	69,772	3,459

Belden, Inc.	32,193	2,981

Cognex Corp.	132,935	5,639

Coherent Corp.*	102,008	6,184

Crane NXT Co.	37,282	2,308

IPG Photonics Corp.*	22,820	2,070

Littelfuse, Inc.	19,227	4,660

Novanta, Inc.*	27,662	4,834

TD SYNNEX Corp.	44,043	4,981

Vishay Intertechnology, Inc.	97,401	2,209

Vontier Corp.	119,222	5,408

		50,113

Energy Equipment & Services – 1.0%

ChampionX Corp.	147,552	5,295

NOV, Inc.	304,145	5,937

Valaris Ltd.*	48,420	3,644

Weatherford International PLC*	55,863	6,448

		21,324

Entertainment – 0.2%

TKO Group Holdings, Inc.	46,267	3,998

Financial Services – 1.9%

Equitable Holdings, Inc.	242,338	9,211

Essent Group Ltd.	82,340	4,900

Euronet Worldwide, Inc.*	33,834	3,720

MGIC Investment Corp.	210,517	4,707

Voya Financial, Inc.	79,543	5,880

Western Union (The) Co.	270,756	3,785

WEX, Inc.*	33,009	7,841

		40,044

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Food Products – 1.1%

Darling Ingredients, Inc.*	123,169	$5,729

Flowers Foods, Inc.	148,346	3,523

Ingredion, Inc.	50,354	5,884

Lancaster Colony Corp.	15,727	3,265

Pilgrim’s Pride Corp.*	31,588	1,084

Post Holdings, Inc.*	38,894	4,134

		23,619

Gas Utilities – 0.9%

National Fuel Gas Co.	71,172	3,823

New Jersey Resources Corp.	75,901	3,257

ONE Gas, Inc.	42,820	2,763

Southwest Gas Holdings, Inc.	46,427	3,534

Spire, Inc.	42,442	2,605

UGI Corp.	161,839	3,972

		19,954

Ground Transportation – 2.0%

Avis Budget Group, Inc.	14,314	1,753

Hertz Global Holdings, Inc.*	102,336	801

Knight-Swift Transportation Holdings, Inc.	124,588	6,855

Landstar System, Inc.	27,744	5,348

Ryder System, Inc.	34,220	4,113

Saia, Inc.*	20,504	11,995

Werner Enterprises, Inc.	49,065	1,919

XPO, Inc.*	89,681	10,944

		43,728

Health Care Equipment & Supplies – 2.2%

Enovis Corp.*	38,348	2,395

Envista Holdings Corp.*	132,345	2,830

Globus Medical, Inc., Class A*	89,084	4,778

Haemonetics Corp.*	39,224	3,348

Integra LifeSciences Holdings Corp.*	52,584	1,864

Lantheus Holdings, Inc.*	52,891	3,292

LivaNova PLC*	41,603	2,327

Masimo Corp.*	34,278	5,034

Neogen Corp.*	152,109	2,400

Penumbra, Inc.*	29,806	6,652

QuidelOrtho Corp.*	38,221	1,832

Shockwave Medical, Inc.*	28,498	9,280

		46,032

Health Care Providers & Services – 2.1%

Acadia Healthcare Co., Inc.*	71,204	5,641

Amedisys, Inc.*	25,174	2,320

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 151 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Health Care Providers & Services – 2.1% continued

Chemed Corp.	11,633	$7,468

Encompass Health Corp.	77,397	6,392

HealthEquity, Inc.*	66,276	5,410

Option Care Health, Inc.*	136,740	4,586

Progyny, Inc.*	64,335	2,454

R1 RCM, Inc.*	152,191	1,960

Tenet Healthcare Corp.*	78,426	8,243

		44,474

Health Care Real Estate Investment Trusts – 0.6%

Healthcare Realty Trust, Inc.	294,113	4,162

Omega Healthcare Investors, Inc.	189,458	6,000

Sabra Health Care REIT, Inc.	178,614	2,638

		12,800

Health Care Technology – 0.1%

Doximity, Inc., Class A*	94,324	2,538

Hotel & Resort Real Estate Investment Trusts – 0.1%

Park Hotels & Resorts, Inc.	162,189	2,837

Hotels, Restaurants & Leisure – 3.6%

Aramark	202,685	6,591

Boyd Gaming Corp.	53,623	3,610

Choice Hotels International, Inc.	19,094	2,412

Churchill Downs, Inc.	52,424	6,487

Hilton Grand Vacations, Inc.*	55,022	2,598

Hyatt Hotels Corp., Class A	34,166	5,454

Light & Wonder, Inc.*	69,537	7,099

Marriott Vacations Worldwide Corp.	25,505	2,748

Penn Entertainment, Inc.*	114,987	2,094

Planet Fitness, Inc., Class A*	65,974	4,132

Texas Roadhouse, Inc.	51,586	7,968

Travel + Leisure Co.	55,933	2,738

Vail Resorts, Inc.	29,325	6,534

Wendy’s (The) Co.	128,964	2,430

Wingstop, Inc.	22,720	8,325

Wyndham Hotels & Resorts, Inc.	64,075	4,918

		76,138

Household Durables – 2.2%

Helen of Troy Ltd.*	18,323	2,112

KB Home	56,751	4,023

Leggett & Platt, Inc.	102,946	1,971

Taylor Morrison Home Corp.*	82,931	5,156

Tempur Sealy International, Inc.	133,028	7,559

Toll Brothers, Inc.	80,560	10,422

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Household Durables – 2.2% continued

TopBuild Corp.*	24,410	$10,758

Whirlpool Corp.	42,467	5,080

		47,081

Independent Power & Renewable Electricity Producers – 1.0%

Ormat Technologies, Inc.	41,455	2,744

Vistra Corp.	259,618	18,082

		20,826

Industrial Real Estate Investment Trusts – 1.2%

EastGroup Properties, Inc.	36,848	6,624

First Industrial Realty Trust, Inc.	102,158	5,367

Rexford Industrial Realty, Inc.	162,747	8,186

STAG Industrial, Inc.	140,281	5,393

		25,570

Insurance – 4.7%

American Financial Group, Inc.	50,385	6,877

Brighthouse Financial, Inc.*	49,514	2,552

CNO Financial Group, Inc.	84,834	2,331

Erie Indemnity Co., Class A	19,265	7,736

Fidelity National Financial, Inc.	199,701	10,604

First American Financial Corp.	79,674	4,864

Hanover Insurance Group (The), Inc.	27,643	3,764

Kemper Corp.	46,696	2,891

Kinsale Capital Group, Inc.	17,003	8,922

Old Republic International Corp.	201,442	6,188

Primerica, Inc.	27,056	6,844

Reinsurance Group of America, Inc.	50,911	9,820

RenaissanceRe Holdings Ltd.	40,698	9,565

RLI Corp.	31,027	4,607

Selective Insurance Group, Inc.	46,840	5,114

Unum Group	140,404	7,534

		100,213

Interactive Media & Services – 0.3%

Ziff Davis, Inc.*	35,484	2,237

ZoomInfo Technologies, Inc.*	228,741	3,667

		5,904

IT Services – 0.8%

GoDaddy, Inc., Class A*	108,769	12,909

Kyndryl Holdings, Inc.*	177,724	3,867

		16,776

Leisure Products – 0.8%

Brunswick Corp.	53,131	5,128

Mattel, Inc.*	272,728	5,403

See Notes to the Financial Statements.

EQUITY FUNDS  152  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Leisure Products – 0.8% continued

Polaris, Inc.	40,974	$4,102

YETI Holdings, Inc.*	67,040	2,585

		17,218

Life Sciences Tools & Services – 1.2%

Azenta, Inc.*	43,056	2,596

Bruker Corp.	71,632	6,729

Medpace Holdings, Inc.*	18,011	7,279

Repligen Corp.*	40,101	7,375

Sotera Health Co.*	97,500	1,171

		25,150

Machinery – 4.8%

AGCO Corp.	47,991	5,904

Chart Industries, Inc.*	32,429	5,342

Crane Co.	37,739	5,100

Donaldson Co., Inc.	92,816	6,931

Esab Corp.	43,770	4,840

Flowserve Corp.	101,332	4,629

Graco, Inc.	130,369	12,184

ITT, Inc.	63,419	8,627

Lincoln Electric Holdings, Inc.	44,181	11,285

Middleby (The) Corp.*	41,383	6,654

Oshkosh Corp.	50,523	6,301

RBC Bearings, Inc.*	22,386	6,052

Terex Corp.	51,744	3,332

Timken (The) Co.	50,120	4,382

Toro (The) Co.	80,622	7,387

Watts Water Technologies, Inc., Class A	21,138	4,493

		103,443

Marine Transportation – 0.2%

Kirby Corp.*	45,641	4,351

Media – 0.6%

Cable One, Inc.	3,532	1,494

New York Times (The) Co., Class A	126,360	5,461

Nexstar Media Group, Inc.	24,888	4,288

TEGNA, Inc.	151,855	2,269

		13,512

Metals & Mining – 2.3%

Alcoa Corp.	137,800	4,656

Cleveland-Cliffs, Inc.*	384,806	8,751

Commercial Metals Co.	89,874	5,282

MP Materials Corp.*	111,797	1,599

Reliance, Inc.	44,389	14,834

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Metals & Mining – 2.3% continued

Royal Gold, Inc.	50,714	$6,177

United States Steel Corp.	172,787	7,046

		48,345

Mortgage Real Estate Investment Trusts – 0.6%

Annaly Capital Management, Inc.	386,297	7,606

Starwood Property Trust, Inc.	229,878	4,674

		12,280

Multi-Utilities – 0.3%

Black Hills Corp.	52,475	2,865

Northwestern Energy Group, Inc.	47,242	2,406

		5,271

Office Real Estate Investment Trusts – 0.5%

COPT Defense Properties	86,613	2,093

Cousins Properties, Inc.	117,213	2,818

Kilroy Realty Corp.	82,454	3,004

Vornado Realty Trust	123,480	3,553

		11,468

Oil, Gas & Consumable Fuels – 4.3%

Antero Midstream Corp.	263,104	3,699

Antero Resources Corp.*	218,195	6,328

Chesapeake Energy Corp.	85,873	7,628

Chord Energy Corp.	31,889	5,684

Civitas Resources, Inc.	66,290	5,032

CNX Resources Corp.*	117,283	2,782

DT Midstream, Inc.	74,918	4,578

Equitrans Midstream Corp.	334,625	4,179

HF Sinclair Corp.	120,489	7,274

Matador Resources Co.	85,562	5,713

Murphy Oil Corp.	112,047	5,121

Ovintiv, Inc.	195,147	10,128

PBF Energy, Inc., Class A	83,997	4,836

Permian Resources Corp.	355,515	6,278

Range Resources Corp.	186,350	6,416

Southwestern Energy Co.*	850,427	6,446

		92,122

Paper & Forest Products – 0.2%

Louisiana-Pacific Corp.	49,577	4,160

Personal Care Products – 0.8%

BellRing Brands, Inc.*	101,165	5,972

Coty, Inc., Class A*	290,231	3,471

elf Beauty, Inc.*	42,873	8,404

		17,847

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 153 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Pharmaceuticals – 0.4%

Jazz Pharmaceuticals PLC*	48,618	$5,854

Perrigo Co. PLC	104,653	3,369

		9,223

Professional Services – 2.7%

ASGN, Inc.*	36,457	3,819

CACI International, Inc., Class A*	17,214	6,521

Concentrix Corp.	36,297	2,404

ExlService Holdings, Inc.*	127,374	4,050

Exponent, Inc.	39,094	3,233

FTI Consulting, Inc.*	26,900	5,657

Genpact Ltd.	127,477	4,200

Insperity, Inc.	27,357	2,999

KBR, Inc.	104,284	6,639

ManpowerGroup, Inc.	37,681	2,925

Maximus, Inc.	47,144	3,955

Paylocity Holding Corp.*	33,497	5,757

Science Applications International Corp.	40,210	5,243

		57,402

Real Estate Management & Development – 0.3%

Jones Lang LaSalle, Inc.*	36,739	7,167

Residential Real Estate Investment Trusts – 1.2%

American Homes 4 Rent, Class A	245,703	9,037

Apartment Income REIT Corp.	111,560	3,623

Equity LifeStyle Properties, Inc.	143,995	9,273

Independence Realty Trust, Inc.	173,273	2,795

		24,728

Retail Real Estate Investment Trusts – 0.9%

Agree Realty Corp.	77,501	4,427

Brixmor Property Group, Inc.	232,141	5,444

Kite Realty Group Trust	169,399	3,673

NNN REIT, Inc.	140,955	6,024

		19,568

Semiconductors & Semiconductor Equipment – 2.7%

Allegro MicroSystems, Inc.*	55,483	1,496

Amkor Technology, Inc.	79,716	2,570

Cirrus Logic, Inc.*	41,653	3,855

Lattice Semiconductor Corp.*	106,602	8,339

MACOM Technology Solutions Holdings, Inc.*	42,310	4,047

MKS Instruments, Inc.	48,556	6,458

Onto Innovation, Inc.*	37,909	6,865

Power Integrations, Inc.	43,894	3,141

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Semiconductors & Semiconductor Equipment – 2.7% continued

Rambus, Inc.*	83,036	$5,132

Silicon Laboratories, Inc.*	24,630	3,540

Synaptics, Inc.*	30,345	2,960

Universal Display Corp.	33,647	5,668

Wolfspeed, Inc.*	97,135	2,865

		56,936

Software – 2.4%

Appfolio, Inc., Class A*	15,770	3,891

Aspen Technology, Inc.*	21,598	4,606

Blackbaud, Inc.*	32,444	2,405

CommVault Systems, Inc.*	33,738	3,422

Dolby Laboratories, Inc., Class A	45,968	3,851

Dropbox, Inc., Class A*	197,854	4,808

Dynatrace, Inc.*	185,162	8,599

Manhattan Associates, Inc.*	47,551	11,899

Qualys, Inc.*	28,411	4,741

Teradata Corp.*	75,527	2,921

		51,143

Specialized Real Estate Investment Trusts – 1.7%

CubeSmart	173,684	7,854

EPR Properties	58,146	2,468

Gaming and Leisure Properties, Inc.	206,224	9,501

Lamar Advertising Co., Class A	67,653	8,079

National Storage Affiliates Trust	59,624	2,335

PotlatchDeltic Corp.	61,294	2,882

Rayonier, Inc.	105,362	3,502

		36,621

Specialty Retail – 4.2%

AutoNation, Inc.*	20,025	3,316

Burlington Stores, Inc.*	49,382	11,466

Dick’s Sporting Goods, Inc.	44,932	10,103

Five Below, Inc.*	42,623	7,731

Floor & Decor Holdings, Inc., Class A*	82,308	10,669

GameStop Corp., Class A*	207,379	2,596

Gap (The), Inc.	166,122	4,577

Lithia Motors, Inc.	21,250	6,393

Murphy U.S.A., Inc.	14,645	6,139

Penske Automotive Group, Inc.	15,046	2,437

RH*	11,816	4,115

Valvoline, Inc.*	100,132	4,463

Williams-Sonoma, Inc.	49,544	15,732

		89,737

See Notes to the Financial Statements.

EQUITY FUNDS  154  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Technology Hardware, Storage & Peripherals – 0.6%

Pure Storage, Inc., Class A*	229,407	$11,927

Textiles, Apparel & Luxury Goods – 1.4%

Capri Holdings Ltd.*	90,018	4,078

Carter’s, Inc.	28,400	2,405

Columbia Sportswear Co.	26,565	2,157

Crocs, Inc.*	46,776	6,726

PVH Corp.	46,055	6,476

Skechers U.S.A., Inc., Class A*	103,157	6,319

Under Armour, Inc., Class A*	148,668	1,097

Under Armour, Inc., Class C*	149,521	1,068

		30,326

Trading Companies & Distributors – 1.7%

Applied Industrial Technologies, Inc.	29,866	5,900

Core & Main, Inc., Class A*	131,784	7,544

GATX Corp.	27,417	3,675

MSC Industrial Direct Co., Inc., Class A	35,282	3,424

Watsco, Inc.	24,159	10,436

WESCO International, Inc.	33,923	5,810

		36,789

Water Utilities – 0.3%

Essential Utilities, Inc.	194,175	7,194
Total Common Stocks
(Cost $1,334,347)		2,106,477

INVESTMENT COMPANIES – 1.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(2) (3)	33,264,604	33,265
Total Investment Companies
(Cost $33,265)		33,265

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0 .1%

U.S. Treasury Bill, 5.24%, 4/11/24(4) (5)	$1,845	$1,842
Total Short-Term Investments
(Cost $1,842)		1,842

Total Investments – 100.1%
(Cost $1,369,454)		2,141,584

Liabilities less Other Assets – (0.1%)		(1,487)
NET ASSETS – 100.0%		$2,140,097

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2024 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P MidCap 400	110	$33,851	Long	6/24	$1,088

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Common Stocks	98.4%

Investment Companies	1.6%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 155 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued	MARCH 31, 2024

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks(1)	$2,106,477	$—	$—	$2,106,477

Investment Companies	33,265	—	—	33,265

Short-Term Investments	—	1,842	—	1,842
Total Investments	$2,139,742	$1,842	$—	$2,141,584

OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$1,088	$—	$—	$1,088
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  156  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1)

Australia – 5.2%

Atlas Arteria Ltd.	5,828,615	$20,246

Transurban Group	3,450,157	29,992

		50,238

Austria – 0.3%

ANDRITZ A.G.	44,837	2,796

Brazil – 1.2%

CCR S.A.	3,692,700	10,197

Cia de Saneamento de Minas Gerais

Copasa MG	310,769	1,347

		11,544

Canada – 3.5%

Ag Growth International, Inc.	50,136	2,271

Algonquin Power & Utilities Corp.	998,555	6,310

AltaGas Ltd.	255,600	5,646

Hydro One Ltd.	251,116	7,323

Northland Power, Inc.	739,391	12,080

		33,630

China – 2.0%

Beijing Capital International Airport Co. Ltd., Class H*	7,164,000	2,169

Beijing Enterprises Water Group Ltd.	4,676,000	1,040

China Water Affairs Group Ltd.	3,768,282	2,211

ENN Energy Holdings Ltd.	678,300	5,238

Guangdong Investment Ltd.	10,644,000	4,554

Jiangsu Expressway Co. Ltd., Class H	3,946,000	4,039

		19,251

Denmark – 0.8%

Cadeler A/S*	675,601	3,301

Orsted A/S*	79,113	4,454

		7,755

France – 5.0%

Eutelsat Communications S.A.CA*	524,748	2,288

Getlink S.E.	442,512	7,532

Veolia Environnement S.A.	230,134	7,466

Vinci S.A.	243,312	31,165

		48,451

Germany – 2.6%

E.ON S.E.	518,863	7,212

RWE A.G.	463,226	15,721

Siemens A.G. (Registered)	14,913	2,847

		25,780

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

Hong Kong – 1.2%

CK Infrastructure Holdings Ltd.	794,500	$4,649

Power Assets Holdings Ltd.	1,225,320	7,171

		11,820

Ireland – 0.6%

Greencoat Renewables PLC	5,983,109	5,644

Italy – 5.7%

Enel S.p.A.	977,072	6,450

Hera S.p.A.	3,868,116	13,629

Infrastrutture Wireless Italiane S.p.A.	402,103	4,568

Italgas S.p.A.	1,492,083	8,693

Snam S.p.A.	2,808,239	13,255

Terna - Rete Elettrica Nazionale	1,038,455	8,612

		55,207

Japan – 1.1%

Kurita Water Industries Ltd.	99,100	4,125

West Japan Railway Co.	318,600	6,602

		10,727

Luxembourg – 0.6%

SES S.A.	861,223	5,740

Mexico – 2.9%

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	617,960	10,090

Grupo Aeroportuario del Sureste S.A.B.de C.V., Class B	348,373	11,098

Promotora y Operadora de Infraestructura S.A.B. de C.V.	633,006	6,721

		27,909

Netherlands – 0.3%

Arcadis N.V.	41,398	2,533

Portugal – 0.3%

REN - Redes Energeticas Nacionais SGPS S.A.	1,068,408	2,536

Spain – 1.7%

Aena S.M.E. S.A.	17,484	3,442

Atlantica Sustainable Infrastructure PLC	359,063	6,635

Iberdrola S.A.	536,871	6,666

		16,743

Switzerland – 1.9%

Flughafen Zurich A.G. (Registered)	76,759	17,411

Landis+Gyr Group A.G.*	19,047	1,462

		18,873

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 157 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

United Kingdom – 9.6%

National Grid PLC	2,507,493	$33,734

Pennon Group PLC	1,015,331	8,307

Severn Trent PLC	627,331	19,576

SSE PLC	632,034	13,179

United Utilities Group PLC	1,423,739	18,512

		93,308

United States – 48.1%

AECOM	36,340	3,564

Alexandria Real Estate Equities, Inc.	47,458	6,118

Alliant Energy Corp.	185,259	9,337

American Electric Power Co., Inc.	300,703	25,891

American Tower Corp.	120,945	23,898

American Water Works Co., Inc.	52,838	6,457

Bunge Global S.A.	75,193	7,709

Cheniere Energy, Inc.	88,619	14,293

Crown Castle, Inc.	95,022	10,056

CSX Corp.	359,440	13,325

Dominion Energy, Inc.	239,221	11,767

DT Midstream, Inc.	137,647	8,410

Duke Energy Corp.	172,999	16,731

Edison International	75,221	5,320

Enphase Energy, Inc.*	14,536	1,759

Entergy Corp.	120,111	12,693

Equinix, Inc.	13,012	10,739

Essential Utilities, Inc.	237,764	8,809

Evergy, Inc.	133,360	7,119

Eversource Energy	217,663	13,010

Exelon Corp.	756,547	28,424

Ferrovial S.E.	593,787	23,500

Gladstone Land Corp.	109,364	1,459

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	175,540	4,985

Itron, Inc.*	20,443	1,891

NextEra Energy, Inc.	637,290	40,729

Norfolk Southern Corp.	125,121	31,890

Ormat Technologies, Inc.	120,115	7,950

Pinnacle West Capital Corp.	121,600	9,087

PPL Corp.	325,900	8,972

SBA Communications Corp.	74,023	16,041

SJW Group	27,533	1,558

Southern (The) Co.	204,366	14,661

Targa Resources Corp.	74,069	8,295

Trimble, Inc.*	70,355	4,528

UGI Corp.	182,064	4,468

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 94.6% (1) continued

United States – 48.1% continued

Union Pacific Corp.	51,076	$12,561

Valmont Industries, Inc.	12,508	2,855

Waste Management, Inc.	44,445	9,474

Willdan Group, Inc.*	122,194	3,542

Xcel Energy, Inc.	223,167	11,995

		465,870

Total Common Stocks

(Cost $873,379)		916,355

INVESTMENT COMPANIES – 5 .1%

International Public Partnerships Ltd.	4,879,678	7,642

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(2) (3)	27,638,010	27,638

Renewables Infrastructure Group (The) Ltd.	8,142,805	10,359

VH Global Sustainable Energy Opportunities PLC	3,876,478	3,359

Total Investment Companies

(Cost $51,069)		48,998

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill, 5.29%, 4/11/24(4) (5)	$410	$409

Total Short-Term Investments

(Cost $410)		409

Total Investments – 99.7%

(Cost $924,858)		965,762

Other Assets less Liabilities – 0.3%		2,954

Net Assets – 100.0%		$968,716

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2024 is disclosed. (4) Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

See Notes to the Financial Statements.

EQUITY FUNDS  158  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500 (United States Dollar)	42	$11,148	Long	6/24	$93

MSCI EAFE Index (United States Dollar)	76	8,957	Long	6/24	12

Total					$105

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	49.2%

Euro	18.8

British Pound	11.8

Australian Dollar	5.2

All other currencies less than 5%	14.7

Total Investments	99.7

Other Assets less Liabilities	0.3

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2024 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Brazil	$11,544	$—	$—	$11,544

Canada	33,630	—	—	33,630

Italy	28,772	26,435	—	55,207

Japan	10,727	—	—	10,727

Spain	6,635	10,108	—	16,743

United States	442,370	23,500	—	465,870

All Other Countries(1)	—	322,634	—	322,634

Total Common Stocks	533,678	382,677	—	916,355

Investment Companies	27,638	21,360	—	48,998

Short-Term Investments	—	409	—	409

Total Investments	$561,316	$404,446	$—	$965,762

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$105	$—	$—	$105

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 159 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1)

Australia – 5.2%

Goodman Group	177,652	$3,915

Mirvac Group	392,662	606

National Storage REIT	620,268	972

NEXTDC Ltd.*	26,604	308

Rural Funds Group	111,569	152

Scentre Group	293,272	650

		6,603

Belgium – 1.1%

Shurgard Self Storage Ltd.	20,318	907

VGP N.V.	4,095	469

		1,376

Canada – 3.5%

Canadian Apartment Properties REIT	54,346	1,865

Chartwell Retirement Residences	129,148	1,179

Granite Real Estate Investment Trust	23,634	1,349

		4,393

Germany – 2.4%

LEG Immobilien S.E.*	9,852	846

Vonovia S.E.	74,586	2,206

		3,052

Hong Kong – 1.4%

Sino Land Co. Ltd.	463,683	482

Sun Hung Kai Properties Ltd.	81,500	785

Swire Properties Ltd.	228,400	481

		1,748

Japan – 10.3%

Industrial & Infrastructure Fund Investment Corp.	387	347

Japan Hotel REIT Investment Corp.	737	388

Japan Logistics Fund, Inc.	392	710

Japan Metropolitan Fund Invest	1,967	1,230

Katitas Co. Ltd.	26,800	354

KDX Realty Investment Corp.	729	764

Keisei Electric Railway Co. Ltd.	7,500	305

Mitsubishi Estate Co. Ltd.	127,200	2,340

Mitsui Fudosan Co. Ltd.	412,800	4,493

Nippon Prologis REIT, Inc.	224	398

Nomura Real Estate Holdings, Inc.	21,800	634

Orix JREIT, Inc.	315	342

Star Asia Investment Corp.	989	386

United Urban Investment Corp.	338	342

		13,033

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

Mexico – 1.3%

Corp. Inmobiliaria Vesta S.A.B. de C.V.	239,904	$940

Corp. Inmobiliaria Vesta S.A.B. de C.V. ADR	16,721	656

		1,596

Netherlands – 0.3%

CTP N.V.	24,895	443

Singapore – 2.4%

CapitaLand Ascendas REIT	339,300	697

Capitaland India Trust	540,194	420

CapitaLand Integrated Commercial Trust	312,000	459

CapitaLand Investment Ltd.	361,100	718

Frasers Logistics & Commercial Trust	438,000	344

Parkway Life Real Estate Investment Trust	142,200	369

		3,007

Spain – 1.6%

Cellnex Telecom S.A.*	39,598	1,400

Merlin Properties Socimi S.A.	57,688	620

		2,020

Sweden – 0.3%

Fastighets AB Balder, Class B*	44,977	330

Switzerland – 0.9%

PSP Swiss Property A.G. (Registered)	8,342	1,093

Tanzania, United Republic of – 0.6%

Helios Towers PLC*	679,764	814

United Kingdom – 6.4%

Big Yellow Group PLC	74,305	997

British Land (The) Co. PLC	67,466	337

Derwent London PLC	13,652	374

Grainger PLC	324,556	1,055

Helical PLC	63,230	166

Safestore Holdings PLC	40,577	387

Segro PLC	195,441	2,226

Shaftesbury Capital PLC	408,955	745

Tritax Big Box REIT PLC	160,000	318

UNITE Group (The) PLC	100,619	1,243

Workspace Group PLC	34,466	223

		8,071

United States – 59.3%

Agree Realty Corp.	16,835	962

Alexandria Real Estate Equities, Inc.	13,632	1,757

American Homes 4 Rent, Class A	73,140	2,690

See Notes to the Financial Statements.

EQUITY FUNDS  160  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0% (1) continued

United States – 59.3% continued

Americold Realty Trust, Inc.	48,747	$1,215

AvalonBay Communities, Inc.	14,598	2,709

Boston Properties, Inc.	20,652	1,349

Brixmor Property Group, Inc.	102,392	2,401

CBRE Group, Inc., Class A*	10,809	1,051

CubeSmart	73,614	3,329

Digital Realty Trust, Inc.	5,394	777

Douglas Emmett, Inc.	58,464	811

Encompass Health Corp.	14,374	1,187

Equinix, Inc.	9,833	8,115

Equity LifeStyle Properties, Inc.	36,910	2,377

Essex Property Trust, Inc.	6,432	1,575

Extra Space Storage, Inc.	30,937	4,548

Farmland Partners, Inc.	33,217	369

Federal Realty Investment Trust	18,339	1,873

Kilroy Realty Corp.	33,872	1,234

Kimco Realty Corp.	110,356	2,164

Lamar Advertising Co., Class A	6,944	829

Mid-America Apartment Communities, Inc.	13,945	1,835

NNN REIT, Inc.	55,159	2,357

Phillips Edison & Co., Inc.	20,413	732

Prologis, Inc.	76,203	9,923

Rayonier, Inc.	34,968	1,162

Rexford Industrial Realty, Inc.	25,318	1,273

Sabra Health Care REIT, Inc.	102,941	1,520

SBA Communications Corp.	11,801	2,557

STAG Industrial, Inc.	32,172	1,237

Sun Communities, Inc.	15,909	2,046

UDR, Inc.	35,768	1,338

Universal Health Services, Inc., Class B	7,312	1,334

Welltower, Inc.	27,073	2,530

Weyerhaeuser Co.	28,900	1,038

Wyndham Hotels & Resorts, Inc.	10,016	769

		74,973

Total Common Stocks

(Cost $109,512)		122,552

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(2) (3)	3,270,187	$3,270

Total Investment Companies

(Cost $3,270)		3,270

Total Investments – 99.6%

(Cost $112,782)		125,822

Other Assets less Liabilities – 0.4%		531

Net Assets – 100.0%		$126,353

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2024 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	62.4%

Japanese Yen	10.3

British Pound	7.0

Euro	5.5

Australian Dollar	5.2

All other currencies less than 5%	9.2

Total Investments	99.6

Other Assets less Liabilities	0.4

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 161 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2024

March 31, 2024 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks:

Canada	$4,393	$—	$—	$4,393

Japan	13,033	—	—	13,033

Mexico	656	940	—	1,596

United States	74,973	—	—	74,973

All Other Countries(1)	—	28,557	—	28,557

Total Common Stocks	93,055	29,497	—	122,552

Investment Companies	3,270	—	—	3,270

Total Investments	$96,325	$29,497	$—	$125,822

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  162  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.3%

Aerospace & Defense – 0.4%

AAR Corp.*	7,112	$426

Astronics Corp.*	2,474	47

Astronics Corp., Class B*	3,555	64

Ducommun, Inc.*	4,079	209

Kaman Corp.	5,054	232

Moog, Inc., Class A	5,024	802

National Presto Industries, Inc.	1,257	105

Park Aerospace Corp.	4,710	78

V2X, Inc.*	4,333	203

		2,166

Air Freight & Logistics – 0.0%

Forward Air Corp.	6,723	209

Automobile Components – 1.2%

Adient PLC*	18,079	595

American Axle & Manufacturing Holdings, Inc.*	12,826	94

Cooper-Standard Holdings, Inc.*	2,163	36

Dana, Inc.	25,253	321

Dorman Products, Inc.*	6,931	668

Gentherm, Inc.*	8,131	468

Goodyear Tire & Rubber (The) Co.*	55,404	761

LCI Industries	7,177	883

Modine Manufacturing Co.*	5,155	491

Motorcar Parts of America, Inc.*	5,169	42

Patrick Industries, Inc.	4,422	528

Standard Motor Products, Inc.	4,303	144

Stoneridge, Inc.*	4,436	82

Strattec Security Corp.*	1,566	37

Superior Industries International, Inc.*	7,712	22

Visteon Corp.*	4,910	578

XPEL, Inc.*	3,039	164

		5,914

Automobiles – 0.1%

Winnebago Industries, Inc.	8,609	637

Banks – 6.8%

1st Source Corp.	6,084	319

Amalgamated Financial Corp.	5,817	140

American National Bankshares, Inc.	4,140	198

AmeriServ Financial, Inc.	2,916	8

Ames National Corp.	1,620	33

Arrow Financial Corp.	5,336	134

Associated Banc-Corp	22,067	475

Atlantic Union Bankshares Corp.	15,763	557

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Banks – 6.8% continued

Axos Financial, Inc.*	13,018	$704

BancFirst Corp.	4,254	374

Bancorp (The), Inc.*	6,729	225

Bank First Corp.	3,158	274

Bank of Hawaii Corp.	6,474	404

Bank of Marin Bancorp	3,581	60

Bank of South Carolina Corp.	5,601	71

Bank7 Corp.	8,523	240

BankFinancial Corp.	3,374	35

Bankwell Financial Group, Inc.	7,252	188

Banner Corp.	8,182	393

Bar Harbor Bankshares	1,914	51

BCB Bancorp, Inc.	2,039	21

Brookline Bancorp, Inc.	21,716	216

Business First Bancshares, Inc.	3,069	68

C&F Financial Corp.	1,568	77

Cadence Bank	33,833	981

Cambridge Bancorp	1,439	98

Camden National Corp.	3,768	126

Capital City Bank Group, Inc.	2,064	57

Capitol Federal Financial, Inc.	23,394	139

Cathay General Bancorp	15,170	574

CB Financial Services, Inc.	346	7

Central Pacific Financial Corp.	667	13

Citizens & Northern Corp.	1,065	20

Citizens Community Bancorp, Inc.	1,470	18

Citizens Financial Services, Inc.	262	13

City Holding Co.	3,670	382

Civista Bancshares, Inc.	670	10

Colony Bankcorp, Inc.	1,264	15

Community Bank System, Inc.	8,996	432

Community Trust Bancorp, Inc.	2,765	118

ConnectOne Bancorp, Inc.	2,328	45

CVB Financial Corp.	20,802	371

Eagle Bancorp, Inc.	6,458	152

Eagle Financial Services, Inc.	100	3

Eastern Bankshares, Inc.	25,103	346

Enterprise Bancorp, Inc.	3,196	83

Enterprise Financial Services Corp.	5,191	211

Equity Bancshares, Inc., Class A	3,378	116

ESSA Bancorp, Inc.	913	17

FB Financial Corp.	2,416	91

Financial Institutions, Inc.	4,376	82

First Bancorp	7,800	282

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 163 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Banks – 6.8% continued

First BanCorp (New York Exchange)	29,678	$521

First Bancorp (The), Inc.	815	20

First Bancshares (The), Inc.	4,861	126

First Bank(1)	6	—

First Busey Corp.	10,829	260

First Business Financial Services, Inc.	1,190	45

First Commonwealth Financial Corp.	27,853	388

First Community Bankshares, Inc.	1,756	61

First Financial Bankshares, Inc.	27,825	913

First Financial Corp.	2,604	100

First Financial Northwest, Inc.	1,914	39

First Foundation, Inc.	5,703	43

First Guaranty Bancshares, Inc.	631	6

First Hawaiian, Inc.	19,157	421

First Internet Bancorp	1,643	57

First Merchants Corp.	10,063	351

First Mid Bancshares, Inc.	207	7

First of Long Island (The) Corp.	3,593	40

First Savings Financial Group, Inc.	10,473	175

First United Corp.	7,500	172

Flushing Financial Corp.	6,616	83

FS Bancorp, Inc.	2,366	82

German American Bancorp, Inc.	5,142	178

Glacier Bancorp, Inc.	18,128	730

Great Southern Bancorp, Inc.	1,695	93

Hancock Whitney Corp.	15,976	736

Hanmi Financial Corp.	4,890	78

Harleysville Financial Corp.	239	5

Hawthorn Bancshares, Inc.	1,002	20

Heartland Financial U.S.A., Inc.	6,042	212

Heritage Financial Corp.	7,826	152

Hilltop Holdings, Inc.	14,638	458

Home Bancorp, Inc.	3,034	116

Home BancShares, Inc.	26,858	660

HomeStreet, Inc.	4,633	70

HomeTrust Bancshares, Inc.	3,760	103

Hope Bancorp, Inc.	19,889	229

Horizon Bancorp, Inc.	2,787	36

Independent Bank Corp.	9,332	485

Independent Bank Group, Inc.	9,989	456

International Bancshares Corp.	11,836	664

Investar Holding Corp.	10,694	175

Jeffersonville Bancorp	620	11

Kentucky First Federal Bancorp	942	4

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Banks – 6.8% continued

Lake Shore Bancorp, Inc.*	737	$9

Lakeland Financial Corp.	4,632	307

Landmark Bancorp, Inc.	1,517	29

Magyar Bancorp, Inc.	1,337	15

Mercantile Bank Corp.	5,612	216

Mid Penn Bancorp, Inc.	979	20

MidWestOne Financial Group, Inc.	1,413	33

NASB Financial, Inc.	896	29

National Bank Holdings Corp., Class A	6,406	231

National Bankshares, Inc.	842	28

NBT Bancorp, Inc.	10,119	371

Nicolet Bankshares, Inc.	2,918	251

Northeast Bank	2,191	121

Northeast Community Bancorp, Inc.	2,633	41

Northfield Bancorp, Inc.	15,316	149

Northrim BanCorp, Inc.	1,630	82

Norwood Financial Corp.	1,071	29

OceanFirst Financial Corp.	8,982	147

OFG Bancorp	10,244	377

Ohio Valley Banc Corp.	1,602	39

Old Point Financial Corp.	1,094	19

Old Second Bancorp, Inc.	2,583	36

Pacific Premier Bancorp, Inc.	19,735	474

Park National Corp.	2,869	390

Penns Woods Bancorp, Inc.	2,026	39

Peoples Bancorp of North Carolina, Inc.	1,527	43

Peoples Bancorp, Inc.	6,266	186

Peoples Financial Corp.	236	4

Peoples Financial Services Corp.	1,025	44

Preferred Bank	3,685	283

Premier Financial Corp.	9,636	196

Primis Financial Corp.	669	8

Provident Bancorp, Inc.(1) *	18	—

Provident Financial Holdings, Inc.	1,656	22

Renasant Corp.	11,587	363

Republic Bancorp, Inc., Class A	3,114	159

Sandy Spring Bancorp, Inc.	4,976	115

Seacoast Banking Corp. of Florida	10,198	259

ServisFirst Bancshares, Inc.	12,343	819

Shore Bancshares, Inc.	8,587	99

Sierra Bancorp	933	19

Simmons First National Corp., Class A	18,287	356

Southern First Bancshares, Inc.*	4,326	137

See Notes to the Financial Statements.

EQUITY FUNDS  164  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Banks – 6.8% continued

Southern Missouri Bancorp, Inc.	670	$29

Southside Bancshares, Inc.	4,768	139

SouthState Corp.	10,200	867

Stellar Bancorp, Inc.	6,754	165

Stock Yards Bancorp, Inc.	6,007	294

Texas Capital Bancshares, Inc.*	7,121	438

Timberland Bancorp, Inc.	1,794	48

Towne Bank	12,404	348

TriCo Bancshares	4,784	176

TrustCo Bank Corp. NY	2,496	70

Trustmark Corp.	12,189	343

UMB Financial Corp.	8,361	727

Union Bankshares, Inc.	6,092	186

United Bancorp, Inc.	1,456	21

United Bankshares, Inc.	17,796	637

United Community Banks, Inc.	14,443	380

Unity Bancorp, Inc.	2,327	64

Univest Financial Corp.	5,267	110

Virginia National Bankshares Corp.	105	3

Washington Trust Bancorp, Inc.	4,127	111

WesBanco, Inc.	14,383	429

West BanCorp, Inc.	1,135	20

Westamerica BanCorp	5,843	286

Western New England Bancorp, Inc.	8,551	66

WSFS Financial Corp.	16,443	742

		32,941

Beverages – 0.4%

Coca-Cola Consolidated, Inc.	1,561	1,321

MGP Ingredients, Inc.	3,257	281

National Beverage Corp.*	6,555	311

		1,913

Biotechnology – 5.7%

2seventy bio, Inc.*	3,712	20

4D Molecular Therapeutics, Inc.*	9,288	296

89bio, Inc.*	7,009	82

Abeona Therapeutics, Inc.*	23,500	170

ACADIA Pharmaceuticals, Inc.*	20,000	370

Achieve Life Sciences, Inc.*	14,700	67

Acumen Pharmaceuticals, Inc.*	1,062	4

Adaptimmune Therapeutics PLC ADR*	20,820	33

ADMA Biologics, Inc.*	42,064	278

Agios Pharmaceuticals, Inc.*	5,038	147

Alector, Inc.*	15,947	96

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Biotechnology – 5.7% continued

Alkermes PLC*	27,612	$747

Allogene Therapeutics, Inc.*	28,137	126

Allovir, Inc.*	2,033	2

Altimmune, Inc.*	12,327	125

Alvotech S.A.*	43,400	530

ALX Oncology Holdings, Inc.*	7,964	89

Amicus Therapeutics, Inc.*	68,028	801

AnaptysBio, Inc.*	11,172	252

Anavex Life Sciences Corp.*	23,171	118

Anika Therapeutics, Inc.*	5,077	129

Annexon, Inc.*	6,085	44

Aravive, Inc.(2) *	8,839	—

Arbutus Biopharma Corp.*	7,627	20

Arcellx, Inc.*	10,010	696

Arcturus Therapeutics Holdings, Inc.*	4,300	145

Arcutis Biotherapeutics, Inc.*	4,849	48

Ardelyx, Inc.*	6,416	47

Astria Therapeutics, Inc.*	10,865	153

Atara Biotherapeutics, Inc.*	13,007	9

Avid Bioservices, Inc.*	9,647	65

Avidity Biosciences, Inc.*	13,160	336

Beyondspring, Inc.*	6,729	24

Biohaven Ltd.*	9,500	520

Biomea Fusion, Inc.*	9,800	146

Bioxcel Therapeutics, Inc.*	16,214	46

Bluebird Bio, Inc.*	11,008	14

C4 Therapeutics, Inc.*	6,094	50

Capricor Therapeutics, Inc.*	22,220	151

Caribou Biosciences, Inc.*	15,829	81

Catalyst Pharmaceuticals, Inc.*	36,098	575

Celcuity, Inc.*	17,458	377

Cibus, Inc.*	118	3

Coherus Biosciences, Inc.*	23,083	55

Crinetics Pharmaceuticals, Inc.*	13,503	632

Cue Biopharma, Inc.*	4,064	8

Cullinan Oncology, Inc.*	11,367	194

Day One Biopharmaceuticals, Inc.*	6,800	112

Deciphera Pharmaceuticals, Inc.*	12,940	204

DermTech, Inc.*	7,034	5

Design Therapeutics, Inc.*	24,879	100

DiaMedica Therapeutics, Inc.*	20,810	58

Disc Medicine, Inc.*	2,300	143

Dyadic International, Inc.*	16,268	27

Dynavax Technologies Corp.*	29,723	369

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 165 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Biotechnology – 5.7% continued

Dyne Therapeutics, Inc.*	16,100	$457

Eagle Pharmaceuticals, Inc.*	5,071	27

Editas Medicine, Inc.*	8,247	61

Emergent BioSolutions, Inc.*	10,401	26

Enanta Pharmaceuticals, Inc.*	5,241	91

Entrada Therapeutics, Inc.*	7,200	102

Foghorn Therapeutics, Inc.*	10,665	72

G1 Therapeutics, Inc.*	11,629	50

Galectin Therapeutics, Inc.*	7,609	18

Genelux Corp.*	3,371	22

Geron Corp.*	26,760	88

GlycoMimetics, Inc.*	11,161	33

Gritstone bio, Inc.*	6,339	16

Halozyme Therapeutics, Inc.*	24,153	983

HilleVax, Inc.*	7,400	123

Ideaya Biosciences, Inc.*	5,303	233

IGM Biosciences, Inc.*	9,071	88

Immatics N.V.*	10,113	106

ImmuCell Corp.*	2,485	13

Immuneering Corp., Class A*	1,340	4

Immunic, Inc.*	20,019	26

Immunome, Inc.*	12,800	316

Inhibrx, Inc.*	9,691	339

Inozyme Pharma, Inc.*	15,000	115

Insmed, Inc.*	23,561	639

Iovance Biotherapeutics, Inc.*	37,600	557

Ironwood Pharmaceuticals, Inc.*	43,111	375

iTeos Therapeutics, Inc.*	7,612	104

Janux Therapeutics, Inc.*	6,800	256

KalVista Pharmaceuticals, Inc.*	18,438	219

Keros Therapeutics, Inc.*	2,621	173

Krystal Biotech, Inc.*	2,913	518

Kura Oncology, Inc.*	17,673	377

Larimar Therapeutics, Inc.*	441	3

LENZ Therapeutics, Inc.	1,276	28

Lexicon Pharmaceuticals, Inc.*	11,207	27

MacroGenics, Inc.*	8,808	130

MannKind Corp.*	39,452	179

MediciNova, Inc.*	25,731	37

MeiraGTx Holdings PLC*	13,641	83

Mereo Biopharma Group PLC ADR*	1,007	3

Merrimack Pharmaceuticals, Inc.*	7,861	116

Mersana Therapeutics, Inc.*	9,921	44

Merus N.V.*	11,886	535

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Biotechnology – 5.7% continued

MiMedx Group, Inc.*	14,336	$110

Mirum Pharmaceuticals, Inc.*	13,491	339

Monte Rosa Therapeutics, Inc.*	12,800	90

Myriad Genetics, Inc.*	20,011	427

Natera, Inc.*	13,781	1,260

Nkarta, Inc.*	25,420	275

Olema Pharmaceuticals, Inc.*	20,842	236

Omega Therapeutics, Inc.*	2,488	9

Omniab, Inc.(2) *	1,740	—

Omniab, Inc. (NASDAQ Exchange)(2) *	1,740	—

Organogenesis Holdings, Inc.*	8,779	25

ORIC Pharmaceuticals, Inc.*	6,813	94

PDL BioPharma, Inc.(2) *	24,608	29

PMV Pharmaceuticals, Inc.*	7,964	14

Praxis Precision Medicines, Inc.*	1,136	69

ProKidney Corp.*	7,800	13

ProQR Therapeutics N.V.*	6,172	14

Protagonist Therapeutics, Inc.*	5,762	167

Protalix BioTherapeutics, Inc.*	503	1

RAPT Therapeutics, Inc.*	11,711	105

REGENXBIO, Inc.*	6,344	134

Replimune Group, Inc.*	17,297	141

Rhythm Pharmaceuticals, Inc.*	8,730	378

Rocket Pharmaceuticals, Inc.*	9,719	262

Sage Therapeutics, Inc.*	11,929	224

Savara, Inc.*	7,188	36

Scholar Rock Holding Corp.*	15,000	266

Shattuck Labs, Inc.*	4,666	42

Solid Biosciences, Inc.*	372	5

Spero Therapeutics, Inc.*	9,073	16

Stoke Therapeutics, Inc.*	13,577	183

Sutro Biopharma, Inc.*	3,101	18

Syndax Pharmaceuticals, Inc.*	6,600	157

Tenaya Therapeutics, Inc.*	6,573	34

Travere Therapeutics, Inc.*	10,384	80

Twist Bioscience Corp.*	9,300	319

UroGen Pharma Ltd.*	17,713	266

Vanda Pharmaceuticals, Inc.*	10,580	43

Vaxcyte, Inc.*	11,631	795

Vera Therapeutics, Inc.*	7,600	328

Veracyte, Inc.*	12,475	276

Vericel Corp.*	8,383	436

Viking Therapeutics, Inc.*	11,294	926

Viridian Therapeutics, Inc.*	8,323	146

See Notes to the Financial Statements.

EQUITY FUNDS  166  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Biotechnology – 5.7% continued

Vor BioPharma, Inc.*	19,000	$45

Voyager Therapeutics, Inc.*	11,281	105

XBiotech, Inc.*	6,888	56

Xencor, Inc.*	5,500	122

Xenon Pharmaceuticals, Inc.*	7,965	343

XOMA Corp.*	9,637	232

Y-mAbs Therapeutics, Inc.*	11,500	187

Zymeworks, Inc.*	7,177	75

		27,704

Broadline Retail – 0.2%

Big Lots, Inc.*	9,268	40

Dillard’s, Inc., Class A	1,535	724

		764

Building Products – 2.3%

AAON, Inc.	12,031	1,060

American Woodmark Corp.*	2,909	296

Apogee Enterprises, Inc.	6,294	373

AZEK (The) Co., Inc.*	19,387	974

AZZ, Inc.	4,316	334

CSW Industrials, Inc.	2,682	629

Gibraltar Industries, Inc.*	7,066	569

Griffon Corp.	10,210	749

Insteel Industries, Inc.	7,591	290

JELD-WEN Holding, Inc.*	12,711	270

Masonite International Corp.*	5,250	690

Quanex Building Products Corp.	6,012	231

Resideo Technologies, Inc.*	24,838	557

Simpson Manufacturing Co., Inc.	8,697	1,784

UFP Industries, Inc.	12,660	1,557

Zurn Elkay Water Solutions Corp.	26,300	880

		11,243

Capital Markets – 2.4%

ArrowMark Financial Corp.	3,007	57

Artisan Partners Asset Management, Inc., Class A	8,678	397

Associated Capital Group, Inc., Class A	2,664	87

B. Riley Financial, Inc.	2,436	52

BGC Group, Inc., Class A	49,897	388

Cohen & Steers, Inc.	5,110	393

Diamond Hill Investment Group, Inc.	1,298	200

Donnelley Financial Solutions, Inc.*	602	37

Evercore, Inc., Class A	6,848	1,319

Federated Hermes, Inc.	16,681	603

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Capital Markets – 2.4% continued

Freedom Holding Corp.*	5,033	$355

GAMCO Investors, Inc., Class A	7,410	159

Golub Capital BDC, Inc.	22,900	381

Hamilton Lane, Inc., Class A	5,121	577

Hercules Capital, Inc.	21,754	401

Houlihan Lokey, Inc.	7,598	974

Lazard, Inc.	14,539	609

Main Street Capital Corp.	10,834	513

Moelis & Co., Class A	11,052	627

Patria Investments Ltd., Class A	19,800	294

Piper Sandler Cos.	3,786	752

PJT Partners, Inc., Class A	4,132	389

Siebert Financial Corp.*	7,123	15

Sixth Street Specialty Lending, Inc.	9,992	214

StoneX Group, Inc.*	6,022	423

TPG, Inc.	10,100	451

Victory Capital Holdings, Inc., Class A	12,099	513

Virtus Investment Partners, Inc.	1,173	291

Westwood Holdings Group, Inc.	2,368	29

WisdomTree, Inc.	16,510	152

		11,652

Chemicals – 2.3%

AdvanSix, Inc.	4,745	136

Alto Ingredients, Inc.*	9,824	21

American Vanguard Corp.	4,085	53

Arcadium Lithium PLC*	66,220	285

Arq, Inc.*	838	5

Aspen Aerogels, Inc.*	4,942	87

Avient Corp.	15,986	694

Balchem Corp.	6,201	961

Cabot Corp.	10,961	1,011

Element Solutions, Inc.	34,139	853

H.B. Fuller Co.	12,418	990

Hawkins, Inc.	7,939	610

Ingevity Corp.*	7,988	381

Innospec, Inc.	4,649	600

Intrepid Potash, Inc.*	880	18

Koppers Holdings, Inc.	8,218	453

Kronos Worldwide, Inc.	5,149	61

LSB Industries, Inc.*	6,515	57

Mativ Holdings, Inc.	14,773	277

Minerals Technologies, Inc.	7,390	556

NewMarket Corp.	1,060	673

Orion S.A.	8,234	194

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 167 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Chemicals – 2.3% continued

Quaker Chemical Corp.	3,947	$810

Sensient Technologies Corp.	8,631	597

Stepan Co.	4,700	423

Tronox Holdings PLC	20,393	354

		11,160

Commercial Services & Supplies – 1.7%

ABM Industries, Inc.	12,846	573

ACCO Brands Corp.	20,519	115

ACV Auctions, Inc., Class A*	21,700	407

ARC Document Solutions, Inc.	7,087	20

Brady Corp., Class A	9,873	585

Brink’s (The) Co.	9,348	864

Casella Waste Systems, Inc., Class A*	8,429	833

CECO Environmental Corp.*	2,043	47

Cimpress PLC*	5,146	456

Civeo Corp.	306	8

CompX International, Inc.	2,952	101

CoreCivic, Inc.*	21,210	331

Deluxe Corp.	8,605	177

Ennis, Inc.	6,193	127

HNI Corp.	9,134	412

Interface, Inc.	9,001	151

Liquidity Services, Inc.*	4,841	90

Matthews International Corp., Class A	7,118	221

MillerKnoll, Inc.	16,349	405

NL Industries, Inc.	8,463	62

Odyssey Marine Exploration, Inc.*	377	2

OPENLANE, Inc.*	25,152	435

Perma-Fix Environmental Services, Inc.*	1,434	17

Pitney Bowes, Inc.	28,768	125

Quad/Graphics, Inc.	2,395	13

SP Plus Corp.*	5,046	264

Steelcase, Inc., Class A	18,977	248

UniFirst Corp.	2,950	512

Viad Corp.*	4,178	165

Virco Mfg. Corp.	4,606	50

VSE Corp.	4,661	373

		8,189

Communications Equipment – 0.5%

ADTRAN Holdings, Inc.	9,255	50

Applied Optoelectronics, Inc.*	8,255	114

Aviat Networks, Inc.*	2,961	114

BK Technologies Corp.*	367	5

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Communications Equipment – 0.5% continued

Calix, Inc.*	8,933	$296

Clearfield, Inc.*	4,804	148

CommScope Holding Co., Inc.*	35,482	47

Comtech Telecommunications Corp.*	7,611	26

Digi International, Inc.*	10,554	337

DZS, Inc.*	670	1

Extreme Networks, Inc.*	20,110	232

Harmonic, Inc.*	18,567	250

Ituran Location and Control Ltd.	4,023	113

KVH Industries, Inc.*	8,079	41

NETGEAR, Inc.*	5,911	93

NetScout Systems, Inc.*	14,342	313

Ribbon Communications, Inc.*	4,866	16

Viavi Solutions, Inc.*	37,937	345

		2,541

Construction & Engineering – 2.1%

API Group Corp.*	31,044	1,219

Arcosa, Inc.	10,720	921

Argan, Inc.	3,568	180

Comfort Systems U.S.A., Inc.	9,510	3,022

Dycom Industries, Inc.*	5,741	824

Fluor Corp.*	27,256	1,152

Granite Construction, Inc.	10,722	613

Great Lakes Dredge & Dock Corp.*	8,219	72

IES Holdings, Inc.*	1,656	202

INNOVATE Corp.*	1,551	1

Matrix Service Co.*	10,608	138

MYR Group, Inc.*	3,129	553

Northwest Pipe Co.*	5,173	179

Orion Group Holdings, Inc.*	2,825	23

Primoris Services Corp.	5,846	249

Sterling Infrastructure, Inc.*	7,736	853

Tutor Perini Corp.*	5,422	78

		10,279

Construction Materials – 0.3%

Summit Materials, Inc., Class A*	25,849	1,152

United States Lime & Minerals, Inc.	1,317	393

		1,545

Consumer Finance – 0.9%

Atlanticus Holdings Corp.*	1,345	40

Encore Capital Group, Inc.*	6,669	304

Enova International, Inc.*	4,784	301

EZCORP, Inc., Class A*	7,224	82

See Notes to the Financial Statements.

EQUITY FUNDS  168  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Consumer Finance – 0.9% continued

FirstCash Holdings, Inc.	8,083	$1,031

Green Dot Corp., Class A*	10,950	102

LendingClub Corp.*	8,598	76

Medallion Financial Corp.	1,166	9

Navient Corp.	32,833	571

Nelnet, Inc., Class A	6,632	628

PRA Group, Inc.*	9,935	259

PROG Holdings, Inc.	14,061	484

World Acceptance Corp.*	1,712	248

		4,135

Consumer Staples Distribution & Retail – 0.8%

Andersons (The), Inc.	3,897	224

Chefs’ Warehouse (The), Inc.*	3,129	118

Grocery Outlet Holding Corp.*	14,534	418

Ingles Markets, Inc., Class A	5,441	417

Natural Grocers by Vitamin Cottage, Inc.	1,755	32

PriceSmart, Inc.	4,074	342

SpartanNash Co.	6,838	138

Sprouts Farmers Market, Inc.*	23,893	1,541

United Natural Foods, Inc.*	8,380	96

Village Super Market, Inc., Class A	1,860	53

Weis Markets, Inc.	4,597	296

		3,675

Containers & Packaging – 0.3%

Greif, Inc., Class A	4,786	330

Myers Industries, Inc.	6,822	158

O-I Glass, Inc.*	22,880	380

Silgan Holdings, Inc.	10,976	533

TriMas Corp.	9,336	250

		1,651

Distributors – 0.0%

Weyco Group, Inc.	4,106	131

Diversified Consumer Services – 1.0%

2U, Inc.*	11,890	5

Adtalem Global Education, Inc.*	12,470	641

American Public Education, Inc.*	5,687	81

Duolingo, Inc.*	5,100	1,125

Graham Holdings Co., Class B	904	694

Grand Canyon Education, Inc.*	7,665	1,044

Laureate Education, Inc.	20,511	299

Perdoceo Education Corp.	9,865	173

Strategic Education, Inc.	4,284	446

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Diversified Consumer Services – 1.0% continued

Stride, Inc.*	6,530	$412

Universal Technical Institute, Inc.*	3,322	53

WW International, Inc.*	7,900	14

		4,987

Diversified Real Estate Investment Trusts – 0.5%

Alexander & Baldwin, Inc.	12,659	208

American Assets Trust, Inc.	8,499	186

Armada Hoffler Properties, Inc.	5,916	62

Broadstone Net Lease, Inc.	23,782	373

CTO Realty Growth, Inc.	11,410	193

Empire State Realty Trust, Inc., Class A	25,074	254

Essential Properties Realty Trust, Inc.	15,628	417

Gladstone Commercial Corp.	5,550	77

Global Net Lease, Inc.	29,233	227

One Liberty Properties, Inc.	8,239	186

		2,183

Diversified Telecommunication Services – 0.4%

Anterix, Inc.*	5,005	168

ATN International, Inc.	2,337	74

Bandwidth, Inc., Class A*	2,992	55

Cogent Communications Holdings, Inc.	7,494	490

Consolidated Communications Holdings, Inc.*	14,553	63

IDT Corp., Class B	5,188	196

Iridium Communications, Inc.	20,618	539

Liberty Latin America Ltd., Class C*	16,237	113

LICT Corp.*	7	118

Shenandoah Telecommunications Co.	8,886	154

		1,970

Electric Utilities – 0.7%

ALLETE, Inc.	11,912	710

MGE Energy, Inc.	8,326	655

Otter Tail Corp.	10,120	874

PNM Resources, Inc.	14,784	557

Portland General Electric Co.	19,517	820

		3,616

Electrical Equipment – 1.3%

Allient, Inc.	4,129	147

American Superconductor Corp.*	696	9

Array Technologies, Inc.*	25,900	386

Atkore, Inc.	8,730	1,662

Babcock & Wilcox Enterprises, Inc.*	6,843	8

Encore Wire Corp.	3,861	1,015

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 169 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Electrical Equipment – 1.3% continued

EnerSys	8,117	$767

GrafTech International Ltd.	29,328	40

LSI Industries, Inc.	4,822	73

NEXTracker, Inc., Class A*	8,500	478

Orion Energy Systems, Inc.*	2,963	3

Powell Industries, Inc.	4,145	590

Preformed Line Products Co.	1,859	239

Shoals Technologies Group, Inc., Class A*	29,300	327

Thermon Group Holdings, Inc.*	3,280	107

TPI Composites, Inc.*	6,081	18

Ultralife Corp.*	2,573	23

Vicor Corp.*	5,780	221

		6,113

Electronic Equipment, Instruments & Components – 3.4%

Advanced Energy Industries, Inc.	6,791	693

Arlo Technologies, Inc.*	11,556	146

Avnet, Inc.	15,724	780

Badger Meter, Inc.	5,378	870

Bel Fuse, Inc., Class A	1,647	117

Bel Fuse, Inc., Class B	5,159	311

Belden, Inc.	7,014	650

Benchmark Electronics, Inc.	9,135	274

Climb Global Solutions, Inc.	5,443	386

Crane NXT Co.	8,200	508

CTS Corp.	5,126	240

Daktronics, Inc.*	7,972	79

ePlus, Inc.*	10,255	805

Fabrinet*	7,944	1,502

FARO Technologies, Inc.*	3,709	80

Frequency Electronics, Inc.*	6,679	73

Hollysys Automation Technologies Ltd.*	8,712	223

Identiv, Inc.*	260	2

Insight Enterprises, Inc.*	9,079	1,684

Itron, Inc.*	8,348	772

Kimball Electronics, Inc.*	5,059	109

Knowles Corp.*	14,106	227

Methode Electronics, Inc.	8,105	99

nLight, Inc.*	12,099	157

Novanta, Inc.*	6,962	1,217

OSI Systems, Inc.*	5,129	732

PAR Technology Corp.*	4,690	213

PC Connection, Inc.	6,492	428

Plexus Corp.*	5,889	558

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Electronic Equipment, Instruments & Components – 3.4% continued

Powerfleet, Inc. NJ*	2,030	$11

Rogers Corp.*	3,422	406

Sanmina Corp.*	12,693	789

ScanSource, Inc.*	4,523	199

TTM Technologies, Inc.*	16,103	252

Vishay Intertechnology, Inc.	20,416	463

Vishay Precision Group, Inc.*	5,648	200

		16,255

Energy Equipment & Services – 2.4%

Archrock, Inc.	25,800	507

Bristow Group, Inc.*	6,681	182

Cactus, Inc., Class A	10,603	531

ChampionX Corp.	36,508	1,310

DMC Global, Inc.*	5,519	108

Dril-Quip, Inc.*	6,216	140

Expro Group Holdings N.V.*	17,463	349

Forum Energy Technologies, Inc.*	555	11

Geospace Technologies Corp.*	6,342	84

Gulf Island Fabrication, Inc.*	5,271	39

Helix Energy Solutions Group, Inc.*	35,950	390

Helmerich & Payne, Inc.	17,048	717

KLX Energy Services Holdings, Inc.*	590	5

Liberty Energy, Inc.	24,989	518

Mammoth Energy Services, Inc.*	2,233	8

Nabors Industries Ltd.*	1,755	151

Natural Gas Services Group, Inc.*	3,731	73

Newpark Resources, Inc.*	14,371	104

Next Bridge Hydrocarbons, Inc.(1) (2) (3) *	2,700	—

Nine Energy Service, Inc.*	2,833	6

Noble Corp. PLC	20,075	973

Oceaneering International, Inc.*	17,547	411

Oil States International, Inc.*	6,147	38

Patterson-UTI Energy, Inc.	61,311	732

ProPetro Holding Corp.*	10,571	85

SEACOR Marine Holdings, Inc.*	10,551	147

Solaris Oilfield Infrastructure, Inc., Class A	5,362	46

TETRA Technologies, Inc.*	11,964	53

Tidewater, Inc.*	9,210	847

Transocean Ltd.*	94,479	593

U.S. Silica Holdings, Inc.*	8,927	111

See Notes to the Financial Statements.

EQUITY FUNDS  170  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Energy Equipment & Services – 2.4% continued

Valaris Ltd.*	10,602	$798

Weatherford International PLC*	11,600	1,339

		11,406

Entertainment – 0.3%

Atlanta Braves Holdings, Inc., Class C*	20,273	792

IMAX Corp.*	6,562	106

Madison Square Garden Entertainment Corp.*	4,215	165

Marcus (The) Corp.	5,193	74

Reading International, Inc., Class A*	4,201	8

Sphere Entertainment Co.*	4,215	207

		1,352

Financial Services – 2.3%

Acacia Research Corp.*	7,413	40

A-Mark Precious Metals, Inc.	9,618	295

Banco Latinoamericano de Comercio Exterior S.A., Class E	8,816	261

California First Leasing Corp.*	1,510	28

Cannae Holdings, Inc.*	13,633	303

Cass Information Systems, Inc.	2,156	104

Enact Holdings, Inc.	21,900	683

Essent Group Ltd.	19,248	1,145

EVERTEC, Inc.	11,024	440

Federal Agricultural Mortgage Corp., Class C	1,249	246

Flywire Corp.*	14,900	370

I3 Verticals, Inc., Class A*	3,838	88

Jackson Financial, Inc., Class A	11,512	761

Lesaka Technologies, Inc.*	5,996	23

Marqeta, Inc., Class A*	66,765	398

Mr Cooper Group, Inc.*	10,820	843

NCR Atleos Corp.*	10,032	198

NMI Holdings, Inc., Class A*	12,143	393

Ocwen Financial Corp.*	25	1

Pagseguro Digital Ltd., Class A*	43,700	624

Paymentus Holdings, Inc., Class A*	19,600	446

PennyMac Financial Services, Inc.	6,490	591

Radian Group, Inc.	33,612	1,125

Security National Financial Corp., Class A*	8,012	63

StoneCo Ltd., Class A*	42,100	699

Walker & Dunlop, Inc.	7,748	783

Waterstone Financial, Inc.	4,897	60

		11,011

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Food Products – 1.0%

Alico, Inc.	6,072	$178

B&G Foods, Inc.	13,065	149

Bridgford Foods Corp.*	5,585	63

Calavo Growers, Inc.	2,955	82

Cal-Maine Foods, Inc.	7,286	429

Farmer Bros. Co.*	4,093	15

Fresh Del Monte Produce, Inc.	5,851	151

Hain Celestial Group (The), Inc.*	14,002	110

J&J Snack Foods Corp.	3,493	505

John B. Sanfilippo & Son, Inc.	1,342	142

Lancaster Colony Corp.	3,846	798

Lifeway Foods, Inc.*	2,244	39

Limoneira Co.	2,794	55

Nomad Foods Ltd.	29,834	583

Seneca Foods Corp., Class A*	5,077	289

Simply Good Foods (The) Co.*	16,085	547

Tootsie Roll Industries, Inc.	11,233	360

TreeHouse Foods, Inc.*	8,618	336

		4,831

Gas Utilities – 0.9%

Chesapeake Utilities Corp.	4,365	468

New Jersey Resources Corp.	19,684	845

Northwest Natural Holding Co.	7,551	281

ONE Gas, Inc.	15,178	979

RGC Resources, Inc.	1,688	34

Southwest Gas Holdings, Inc.	11,425	870

Spire, Inc.	11,153	685

		4,162

Ground Transportation – 0.4%

ArcBest Corp.	5,074	723

Covenant Logistics Group, Inc.	4,573	212

Heartland Express, Inc.	15,041	180

Marten Transport Ltd.	10,532	195

P.A.M. Transportation Services, Inc.*	7,575	123

Universal Logistics Holdings, Inc.	5,328	196

Werner Enterprises, Inc.	9,055	354

		1,983

Health Care Equipment & Supplies – 3.2%

Accuray, Inc.*	11,551	29

Alphatec Holdings, Inc.*	17,593	243

AngioDynamics, Inc.*	10,315	61

Apyx Medical Corp.*	4,122	6

Artivion, Inc.*	9,927	210

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 171 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Health Care Equipment & Supplies – 3.2% continued

AtriCure, Inc.*	10,472	$319

Atrion Corp.	247	114

Avanos Medical, Inc.*	11,909	237

Axogen, Inc.*	9,884	80

Axonics, Inc.*	7,660	528

Beyond Air, Inc.*	13,973	24

BioSig Technologies, Inc.*	1	—

Bioventus, Inc., Class A*	6,777	35

Cerus Corp.*	47,049	89

CONMED Corp.	5,697	456

Cutera, Inc.*	7,790	11

Daxor Corp.(1) *	37	—

Electromed, Inc.*	6,224	100

Embecta Corp.	9,610	128

Enovis Corp.*	8,026	501

Establishment Labs Holdings, Inc.*	5,206	265

FONAR Corp.*	9,083	194

Glaukos Corp.*	7,153	674

Globus Medical, Inc., Class A*	6,674	358

Haemonetics Corp.*	8,079	690

ICU Medical, Inc.*	3,300	354

Inari Medical, Inc.*	8,600	413

Inmode Ltd.*	12,579	272

Inogen, Inc.*	2,703	22

Inspire Medical Systems, Inc.*	4,711	1,012

Integer Holdings Corp.*	7,708	899

iRadimed Corp.	6,572	289

Kewaunee Scientific Corp.*	2,472	84

Lantheus Holdings, Inc.*	13,142	818

LeMaitre Vascular, Inc.	10,101	670

LivaNova PLC*	10,063	563

Merit Medical Systems, Inc.*	12,459	944

Neogen Corp.*	36,017	568

Nevro Corp.*	11,881	172

Omnicell, Inc.*	9,341	273

OraSure Technologies, Inc.*	18,886	116

Orthofix Medical, Inc.*	14,025	204

OrthoPediatrics Corp.*	2,983	87

Pro-Dex, Inc.*	5,477	96

Pulse Biosciences, Inc.*	18,445	161

Retractable Technologies, Inc.*	16,526	20

Semler Scientific, Inc.*	4,393	128

SI-BONE, Inc.*	5,669	93

STAAR Surgical Co.*	8,647	331

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Health Care Equipment & Supplies – 3.2% continued

Stereotaxis, Inc.*	818	$2

Surmodics, Inc.*	4,874	143

Tactile Systems Technology, Inc.*	2,763	45

UFP Technologies, Inc.*	3,672	926

Utah Medical Products, Inc.	2,974	211

Varex Imaging Corp.*	11,327	205

Zynex, Inc.*	9,748	121

		15,594

Health Care Providers & Services – 2.9%

AdaptHealth Corp.*	11,465	132

Addus HomeCare Corp.*	4,007	414

Agiliti, Inc.*	18,800	190

Amedisys, Inc.*	5,150	475

AMN Healthcare Services, Inc.*	10,081	630

Astrana Health, Inc.*	9,723	408

Brookdale Senior Living, Inc.*	39,872	264

CareMax, Inc.*	429	2

Castle Biosciences, Inc.*	2,638	58

Community Health Systems, Inc.*	20,665	72

CorVel Corp.*	4,986	1,311

Cross Country Healthcare, Inc.*	13,265	248

Cryo-Cell International, Inc.*	750	6

DocGo, Inc.*	12,475	50

Ensign Group (The), Inc.	12,665	1,576

Fulgent Genetics, Inc.*	5,871	127

Great Elm Group, Inc.*	1,997	4

HealthEquity, Inc.*	12,771	1,043

Joint (The) Corp.*	3,792	50

LifeStance Health Group, Inc.*	52,600	325

ModivCare, Inc.*	3,422	80

National HealthCare Corp.	4,097	387

National Research Corp.	3,334	132

NeoGenomics, Inc.*	20,065	315

OPKO Health, Inc.*	88,752	107

Option Care Health, Inc.*	27,835	934

Owens & Minor, Inc.*	10,036	278

Patterson Cos., Inc.	21,909	606

Pennant Group (The), Inc.*	5,304	104

PetIQ, Inc.*	7,064	129

Premier, Inc., Class A	19,600	433

Privia Health Group, Inc.*	16,100	315

Progyny, Inc.*	10,437	398

R1 RCM, Inc.*	19,766	255

RadNet, Inc.*	10,255	499

See Notes to the Financial Statements.

EQUITY FUNDS  172  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Health Care Providers & Services – 2.9% continued

Select Medical Holdings Corp.	24,275	$732

Sonida Senior Living, Inc.*	345	10

Surgery Partners, Inc.*	12,052	360

U.S. Physical Therapy, Inc.	3,344	377

		13,836

Health Care Real Estate Investment Trusts – 0.4%

CareTrust REIT, Inc.	17,521	427

Community Healthcare Trust, Inc.	3,869	103

Diversified Healthcare Trust	36,640	90

Global Medical REIT, Inc.	9,651	84

LTC Properties, Inc.	7,185	234

National Health Investors, Inc.	8,330	523

Sabra Health Care REIT, Inc.	37,934	560

		2,021

Health Care Technology – 0.5%

American Well Corp., Class A*	32,363	26

Certara, Inc.*	18,709	334

Evolent Health, Inc., Class A*	21,670	710

GoodRx Holdings, Inc., Class A*	66,000	469

HealthStream, Inc.	5,846	156

Multiplan Corp.*	63,759	52

OptimizeRx Corp.*	5,159	63

Schrodinger, Inc.*	10,000	270

Simulations Plus, Inc.	4,611	190

TruBridge, Inc.*	8,689	80

Veradigm, Inc.*	35,303	272

		2,622

Hotel & Resort Real Estate Investment Trusts – 1.0%

Apple Hospitality REIT, Inc.	38,973	638

Braemar Hotels & Resorts, Inc.	13,844	28

Chatham Lodging Trust	6,865	69

DiamondRock Hospitality Co.	42,698	410

Park Hotels & Resorts, Inc.	39,372	689

Pebblebrook Hotel Trust	23,864	368

RLJ Lodging Trust	34,101	403

Ryman Hospitality Properties, Inc.	9,086	1,050

Service Properties Trust	30,317	206

Sotherly Hotels, Inc.*	2,334	3

Summit Hotel Properties, Inc.	13,325	87

Sunstone Hotel Investors, Inc.	41,741	465

Xenia Hotels & Resorts, Inc.	20,751	312

		4,728

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Hotels, Restaurants & Leisure – 2.3%

Arcos Dorados Holdings, Inc., Class A	36,820	$409

Biglari Holdings, Inc., Class B*	810	154

BJ’s Restaurants, Inc.*	5,529	200

Bloomin’ Brands, Inc.	13,900	399

Brinker International, Inc.*	5,700	283

Canterbury Park Holding Corp.	1,418	32

Carrols Restaurant Group, Inc.	6,821	65

Chuy’s Holdings, Inc.*	4,380	148

Cracker Barrel Old Country Store, Inc.	4,801	349

Dave & Buster’s Entertainment, Inc.*	10,759	674

Denny’s Corp.*	14,497	130

Dine Brands Global, Inc.	3,158	147

Dutch Bros., Inc., Class A*	11,400	376

El Pollo Loco Holdings, Inc.(1) *	15	—

Everi Holdings, Inc.*	14,612	147

Golden Entertainment, Inc.	717	26

Hilton Grand Vacations, Inc.*	13,783	651

International Game Technology PLC	15,464	349

Jack in the Box, Inc.	4,152	284

Light & Wonder, Inc.*	16,082	1,642

Monarch Casino & Resort, Inc.	1,545	116

Nathan’s Famous, Inc.	1,574	112

Papa John’s International, Inc.	4,999	333

Red Robin Gourmet Burgers, Inc.*	4,349	33

Red Rock Resorts, Inc., Class A	12,252	733

Shake Shack, Inc., Class A*	4,941	514

Texas Roadhouse, Inc.	12,826	1,981

Town Sports International Holdings, Inc.(2) *	1,105	—

Travel + Leisure Co.	15,020	735

		11,022

Household Durables – 2.3%

Beazer Homes U.S.A., Inc.*	5,126	168

Cavco Industries, Inc.*	1,903	759

Century Communities, Inc.	3,677	355

Ethan Allen Interiors, Inc.	5,251	182

Flexsteel Industries, Inc.	4,401	164

GoPro, Inc., Class A*	15,437	34

Hamilton Beach Brands Holding Co., Class A	2,865	70

Hooker Furnishings Corp.	1,641	39

Hovnanian Enterprises, Inc., Class A*	350	55

Installed Building Products, Inc.	4,667	1,207

iRobot Corp.*	5,549	49

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 173 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Household Durables – 2.3% continued

KB Home	15,811	$1,121

La-Z-Boy, Inc.	9,318	351

Lifetime Brands, Inc.	587	6

M/I Homes, Inc.*	4,222	575

MDC Holdings, Inc.	11,304	711

Meritage Homes Corp.	6,684	1,173

Nobility Homes, Inc.	849	27

Skyline Champion Corp.*	9,974	848

Sonos, Inc.*	16,531	315

Taylor Morrison Home Corp.*	23,275	1,447

Tri Pointe Homes, Inc.*	22,494	870

Universal Electronics, Inc.*	3,848	38

VOXX International Corp.*	3,638	30

Worthington Enterprises, Inc.	12,047	750

		11,344

Household Products – 0.5%

Central Garden & Pet Co., Class A*	9,383	346

Energizer Holdings, Inc.	11,229	330

Oil-Dri Corp. of America	4,005	299

Spectrum Brands Holdings, Inc.	6,900	614

WD-40 Co.	2,600	659

		2,248

Independent Power & Renewable Electricity Producers – 0.2%

Clearway Energy, Inc., Class C	16,720	386

Ormat Technologies, Inc.	8,328	551

		937

Industrial Real Estate Investment Trusts – 0.6%

Industrial Logistics Properties Trust	10,873	46

Innovative Industrial Properties, Inc.	4,800	497

LXP Industrial Trust	41,933	378

Plymouth Industrial REIT, Inc.	5,058	114

STAG Industrial, Inc.	27,757	1,067

Terreno Realty Corp.	12,782	849

		2,951

Insurance – 2.5%

Ambac Financial Group, Inc.*	6,406	100

American Coastal Insurance Corp.*	4,767	51

American Equity Investment Life Holding Co.*	20,702	1,164

AMERISAFE, Inc.	3,696	185

Assured Guaranty Ltd.	10,702	934

Atlantic American Corp.	6,583	18

Brighthouse Financial, Inc.*	12,683	654

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Insurance – 2.5% continued

Citizens, Inc.*	6,123	$13

CNO Financial Group, Inc.	40,668	1,118

Donegal Group, Inc., Class A	5,336	75

Employers Holdings, Inc.	9,062	411

Enstar Group Ltd.*	1,712	532

F&G Annuities & Life, Inc.	17,000	689

Genworth Financial, Inc., Class A*	69,798	449

Greenlight Capital Re Ltd., Class A*	13,849	173

Investors Title Co.	684	112

Kansas City Life Insurance Co.	1,810	67

Kemper Corp.	9,845	610

Maiden Holdings Ltd.*	5,035	11

MBIA, Inc.*	18,710	127

Mercury General Corp.	4,228	218

National Western Life Group, Inc., Class A	1,099	541

ProAssurance Corp.*	13,230	170

RLI Corp.	8,024	1,191

Safety Insurance Group, Inc.	2,420	199

Selective Insurance Group, Inc.	10,722	1,171

SiriusPoint Ltd.*	13,161	167

Stewart Information Services Corp.	2,999	195

United Fire Group, Inc.	4,371	95

Universal Insurance Holdings, Inc.	4,645	94

White Mountains Insurance Group Ltd.	450	807

		12,341

Interactive Media & Services – 0.7%

Angi, Inc.*	83,590	219

Bumble, Inc., Class A*	14,235	162

Cargurus, Inc.*	15,111	349

Cars.com, Inc.*	10,506	180

EverQuote, Inc., Class A*	4,607	85

QuinStreet, Inc.*	16,414	290

Shutterstock, Inc.	3,768	173

Travelzoo*	5,295	54

TripAdvisor, Inc.*	16,964	471

Yelp, Inc.*	15,222	600

Ziff Davis, Inc.*	8,479	535

ZipRecruiter, Inc., Class A*	13,176	151

		3,269

IT Services – 0.6%

Brightcove, Inc.*	9,154	18

CSP, Inc.	2,758	51

Fastly, Inc., Class A*	20,100	261

See Notes to the Financial Statements.

EQUITY FUNDS  174  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

IT Services – 0.6% continued

Hackett Group (The), Inc.	7,274	$177

Information Services Group, Inc.	4,074	16

Kyndryl Holdings, Inc.*	35,100	764

Perficient, Inc.*	8,073	454

Tucows, Inc., Class A*	1,685	31

Unisys Corp.*	6,134	30

Wix.com Ltd.*	8,328	1,145

		2,947

Leisure Products – 0.3%

Acushnet Holdings Corp.	6,294	415

American Outdoor Brands, Inc.*	2,625	23

Clarus Corp.	5,350	36

Escalade, Inc.	5,150	71

JAKKS Pacific, Inc.*	577	14

Johnson Outdoors, Inc., Class A	3,310	153

Malibu Boats, Inc., Class A*	3,775	163

Marine Products Corp.	7,360	86

Sturm Ruger & Co., Inc.	2,744	127

Topgolf Callaway Brands Corp.*	15,867	257

		1,345

Life Sciences Tools & Services – 0.5%

Alpha Teknova, Inc.*	2,804	7

Azenta, Inc.*	12,306	742

BioLife Solutions, Inc.*	10,242	190

Champions Oncology, Inc.*	6,756	33

Codexis, Inc.*	9,887	35

CryoPort, Inc.*	5,879	104

Fortrea Holdings, Inc.*	14,500	582

Harvard Bioscience, Inc.*	25,069	106

Lifecore Biomedical, Inc.*	4,362	23

Maravai LifeSciences Holdings, Inc., Class A*	17,419	151

Mesa Laboratories, Inc.	771	85

Nautilus Biotechnology, Inc.*	19,833	58

OmniAb, Inc.*	22,228	120

Quanterix Corp.*	4,200	99

Standard BioTools, Inc.*	16,964	46

		2,381

Machinery – 4.1%

Alamo Group, Inc.	2,218	506

Albany International Corp., Class A	6,090	569

Astec Industries, Inc.	5,443	238

Barnes Group, Inc.	11,111	413

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Machinery – 4.1% continued

Columbus McKinnon Corp.	3,238	$144

Conrad Industries, Inc.*	100	1

Douglas Dynamics, Inc.	4,284	103

Eastern (The) Co.	1,646	56

Enerpac Tool Group Corp.	12,059	430

Enpro, Inc.	3,675	620

Esab Corp.	8,634	955

ESCO Technologies, Inc.	5,557	595

Federal Signal Corp.	15,155	1,286

Franklin Electric Co., Inc.	9,027	964

FreightCar America, Inc.*	1,784	7

Gorman-Rupp (The) Co.	6,209	246

Graham Corp.*	4,347	119

Greenbrier (The) Cos., Inc.	4,822	251

Helios Technologies, Inc.	3,771	169

Hillenbrand, Inc.	14,586	734

Hurco Cos., Inc.	1,724	35

Hyster-Yale Materials Handling, Inc.	3,571	229

John Bean Technologies Corp.	6,121	642

Kadant, Inc.	1,916	629

Kennametal, Inc.	16,861	420

L.B. Foster Co., Class A*	2,046	56

Lindsay Corp.	2,072	244

Miller Industries, Inc.	3,148	158

Mueller Industries, Inc.	22,384	1,207

Mueller Water Products, Inc., Class A	32,132	517

Omega Flex, Inc.	1,609	114

Proto Labs, Inc.*	5,111	183

RBC Bearings, Inc.*	4,960	1,341

Shyft Group (The), Inc.	3,464	43

SPX Technologies, Inc.*	10,224	1,259

Standex International Corp.	3,929	716

Stratasys Ltd.*	8,886	103

Taylor Devices, Inc.*	1,387	69

Tennant Co.	3,864	470

Terex Corp.	10,720	690

Titan International, Inc.*	11,865	148

Trinity Industries, Inc.	18,066	503

Twin Disc, Inc.	3,295	54

Wabash National Corp.	6,370	191

Watts Water Technologies, Inc., Class A	5,778	1,228

		19,655

Marine Transportation – 0.6%

Golden Ocean Group Ltd.	21,641	280

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 175 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Marine Transportation – 0.6% continued

Kirby Corp.*	10,304	$982

Matson, Inc.	9,901	1,113

Star Bulk Carriers Corp.	19,675	470

		2,845

Media – 0.4%

AMC Networks, Inc., Class A*	7,507	91

Boston Omaha Corp., Class A(1) *	1	—

Cumulus Media, Inc., Class A*	6,290	23

Emerald Holding, Inc.*	9,135	62

EW Scripps (The) Co., Class A*	9,608	38

Gannett Co., Inc.*	22,903	56

Gray Television, Inc.	22,400	142

Harte Hanks, Inc.*	929	7

iHeartMedia, Inc., Class A*	18,232	38

John Wiley & Sons, Inc., Class A	9,086	346

Magnite, Inc.*	11,459	123

Marchex, Inc., Class B*	8,009	11

Saga Communications, Inc., Class A	1,380	31

Scholastic Corp.	6,760	255

Sinclair, Inc.	10,802	145

TechTarget, Inc.*	4,137	137

TEGNA, Inc.	39,078	584

		2,089

Metals & Mining – 1.8%

Alpha Metallurgical Resources, Inc.	4,284	1,419

Ampco-Pittsburgh Corp.*	2,028	4

Arch Resources, Inc.	2,360	380

Ascent Industries Co.*	108	1

ATI, Inc.*	23,900	1,223

Carpenter Technology Corp.	10,816	773

Coeur Mining, Inc.*	45,552	172

Commercial Metals Co.	22,366	1,314

Constellium S.E.*	26,118	578

Contango ORE, Inc.*	272	5

Fortitude Gold Corp.	4,544	25

Haynes International, Inc.	2,238	135

Kaiser Aluminum Corp.	2,987	267

Materion Corp.	6,677	880

Olympic Steel, Inc.	3,220	228

Piedmont Lithium, Inc.*	1,820	24

Radius Recycling, Inc.	2,904	61

SunCoke Energy, Inc.	2,592	29

Tredegar Corp.	6,616	43

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Metals & Mining – 1.8% continued

Universal Stainless & Alloy Products, Inc.*	3,404	$76

Warrior Met Coal, Inc.	11,506	698

Worthington Steel, Inc.	12,047	432

		8,767

Mortgage Real Estate Investment Trusts – 0.5%

ACRES Commercial Realty Corp.*	3,111	44

AG Mortgage Investment Trust, Inc.	2,480	15

Apollo Commercial Real Estate Finance, Inc.	32,327	360

Arbor Realty Trust, Inc.	24,485	325

ARMOUR Residential REIT, Inc.	1,477	29

Blackstone Mortgage Trust, Inc., Class A	25,379	505

BrightSpire Capital, Inc.	11,779	81

Cherry Hill Mortgage Investment Corp.	4,069	14

Dynex Capital, Inc.	3,601	45

Ellington Financial, Inc.	1,443	17

Ellington Residential Mortgage REIT	4,656	32

Franklin BSP Realty Trust, Inc.	8,320	111

Granite Point Mortgage Trust, Inc.	6,031	29

Hannon Armstrong Sustainable

Infrastructure Capital, Inc.	12,300	349

Invesco Mortgage Capital, Inc.	2,291	22

Ladder Capital Corp.	27,287	304

New York Mortgage Trust, Inc.	10,850	78

Orchid Island Capital, Inc.	1,187	11

Ready Capital Corp.	4,882	45

Redwood Trust, Inc.	11,513	73

Two Harbors Investment Corp.	8,447	112

		2,601

Multi-Utilities – 0.4%

Avista Corp.	13,579	475

Black Hills Corp.	12,600	688

Northwestern Energy Group, Inc.	11,190	570

Unitil Corp.	3,611	189

		1,922

Office Real Estate Investment Trusts – 0.7%

Brandywine Realty Trust	32,018	154

City Office REIT, Inc.	13,469	70

COPT Defense Properties	18,894	457

Creative Media & Community Trust Corp.	934	4

Douglas Emmett, Inc.	28,500	395

See Notes to the Financial Statements.

EQUITY FUNDS  176  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Office Real Estate Investment Trusts – 0.7% continued

Easterly Government Properties, Inc.	15,210	$175

Equity Commonwealth*	19,688	372

Franklin Street Properties Corp.	15,838	36

Highwoods Properties, Inc.	18,200	477

Hudson Pacific Properties, Inc.	24,706	159

Paramount Group, Inc.	33,701	158

Piedmont Office Realty Trust, Inc., Class A	22,914	161

SL Green Realty Corp.	11,200	617

		3,235

Oil, Gas & Consumable Fuels – 4.6%

Adams Resources & Energy, Inc.	4,178	121

Ardmore Shipping Corp.	22,169	364

Baytex Energy Corp.	38,895	141

California Resources Corp.	13,742	757

Callon Petroleum Co.*	4,297	154

Centrus Energy Corp., Class A*	836	35

Chord Energy Corp.	7,224	1,288

Civitas Resources, Inc.	12,833	974

Clean Energy Fuels Corp.*	14,201	38

CNX Resources Corp.*	25,724	610

Comstock Resources, Inc.	16,468	153

CONSOL Energy, Inc.	6,440	539

Crescent Energy Co., Class A	3,431	41

CVR Energy, Inc.	7,311	261

Delek U.S. Holdings, Inc.	11,537	355

DHT Holdings, Inc.	28,591	329

Dorian LPG Ltd.	729	28

Equitrans Midstream Corp.	66,496	830

Evolution Petroleum Corp.	17,614	108

Frontline PLC	25,332	592

FutureFuel Corp.	6,971	56

Golar LNG Ltd.	22,813	549

Green Plains, Inc.*	15,906	368

Gulfport Energy Corp.*	1,717	275

Hallador Energy Co.*	12,251	65

International Seaways, Inc.	9,621	512

Kosmos Energy Ltd.*	65,395	390

Magnolia Oil & Gas Corp., Class A	29,811	774

Matador Resources Co.	20,081	1,341

Murphy Oil Corp.	26,328	1,203

NACCO Industries, Inc., Class A	3,869	117

Navigator Holdings Ltd.	12,607	193

Nordic American Tankers Ltd.	12,347	48

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Oil, Gas & Consumable Fuels – 4.6% continued

Northern Oil & Gas, Inc.	14,035	$557

Par Pacific Holdings, Inc.*	4,770	177

PBF Energy, Inc., Class A	15,648	901

Peabody Energy Corp.	21,062	511

Permian Resources Corp.	62,090	1,096

PHX Minerals, Inc.	6,954	24

PrimeEnergy Resources Corp.*	1,540	154

REX American Resources Corp.*	11,686	686

Riviera Resources, Inc.(2) *	6,246	—

SandRidge Energy, Inc.	4,615	67

Scorpio Tankers, Inc.	12,090	865

SFL Corp. Ltd.	19,774	261

SilverBow Resources, Inc.*	3,101	106

Sitio Royalties Corp., Class A	15,000	371

SM Energy Co.	21,701	1,082

Teekay Corp.*	14,628	106

Teekay Tankers Ltd., Class A	1,797	105

Uranium Energy Corp.*	68,183	460

VAALCO Energy, Inc.	17,007	119

Viper Energy, Inc.	13,300	511

Vital Energy, Inc.*	2,769	145

W&T Offshore, Inc.	40,627	108

World Kinect Corp.	11,899	315

		22,336

Paper & Forest Products – 0.0%

Clearwater Paper Corp.*	3,487	152

Glatfelter Corp.*	7,861	16

		168

Passenger Airlines – 0.3%

Copa Holdings S.A., Class A	6,149	641

Hawaiian Holdings, Inc.*	10,006	133

SkyWest, Inc.*	11,275	779

		1,553

Personal Care Products – 0.9%

BellRing Brands, Inc.*	22,415	1,323

Edgewell Personal Care Co.	10,444	404

elf Beauty, Inc.*	8,500	1,666

Inter Parfums, Inc.	3,659	514

Medifast, Inc.	3,789	145

Natural Alternatives International, Inc.*	1,413	9

Nature’s Sunshine Products, Inc.*	3,580	74

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 177 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Personal Care Products – 0.9% continued

Nu Skin Enterprises, Inc., Class A	12,987	$180

USANA Health Sciences, Inc.*	2,223	108

		4,423

Pharmaceuticals – 1.3%

Aclaris Therapeutics, Inc.*	2,913	4

Amneal Pharmaceuticals, Inc.*	38,479	233

Amphastar Pharmaceuticals, Inc.*	10,685	469

ANI Pharmaceuticals, Inc.*	3,544	245

Arvinas, Inc.*	4,700	194

Assertio Holdings, Inc.*	2,602	2

Atea Pharmaceuticals, Inc.*	10,102	41

Axsome Therapeutics, Inc.*	4,497	359

Cara Therapeutics, Inc.*	10,309	9

Cassava Sciences, Inc.*	4,800	97

Collegium Pharmaceutical, Inc.*	15,612	606

Corcept Therapeutics, Inc.*	28,170	710

Enliven Therapeutics, Inc.*	8,800	155

Fulcrum Therapeutics, Inc.*	5,276	50

Harmony Biosciences Holdings, Inc.*	3,546	119

Harrow, Inc.*	15,928	211

Innoviva, Inc.*	25,801	393

Ligand Pharmaceuticals, Inc.*	4,573	334

Ocular Therapeutix, Inc.*	395	3

Omeros Corp.*	15,541	54

Optinose, Inc.(1) *	249	—

Otonomy, Inc.(2) *	400	—

Pacira BioSciences, Inc.*	10,849	317

Phibro Animal Health Corp., Class A	8,190	106

Prestige Consumer Healthcare, Inc.*	11,659	846

Relmada Therapeutics, Inc.*	2,076	10

scPharmaceuticals, Inc.*	11,831	59

SIGA Technologies, Inc.	6,742	58

Supernus Pharmaceuticals, Inc.*	10,507	358

Theravance Biopharma, Inc.*	9,440	85

Tilray Brands, Inc.*	119,800	296

Verrica Pharmaceuticals, Inc.*	7,914	47

WaVe Life Sciences Ltd.*	7,253	45

		6,515

Professional Services – 2.6%

Alight, Inc., Class A*	57,835	570

ASGN, Inc.*	9,688	1,015

Asure Software, Inc.*	1,184	9

Barrett Business Services, Inc.	4,368	553

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Professional Services – 2.6% continued

CBIZ, Inc.*	21,881	$1,718

Conduent, Inc.*	27,840	94

CRA International, Inc.	3,683	551

CSG Systems International, Inc.	7,048	363

DLH Holdings Corp.*	1,207	16

ExlService Holdings, Inc.*	30,680	976

Exponent, Inc.	11,363	940

Forrester Research, Inc.*	6,084	131

Franklin Covey Co.*	4,635	182

Heidrick & Struggles International, Inc.	6,193	208

Huron Consulting Group, Inc.*	3,742	361

ICF International, Inc.	3,732	562

Insperity, Inc.	7,741	848

Kelly Services, Inc., Class A	4,627	116

Korn Ferry	10,828	712

Maximus, Inc.	15,433	1,295

NV5 Global, Inc.*	2,680	263

Parsons Corp.*	2,239	186

Resources Connection, Inc.	7,367	97

Steel Connect, Inc.*	1,157	11

TrueBlue, Inc.*	7,409	93

TTEC Holdings, Inc.	4,036	42

Verra Mobility Corp.*	24,453	610

Where Food Comes From, Inc.*	275	3

Willdan Group, Inc.*	2,886	84

		12,609

Real Estate Management & Development – 0.4%

American Realty Investors, Inc.*	1,723	31

AMREP Corp.*	1,659	39

Anywhere Real Estate, Inc.*	17,547	108

Cushman & Wakefield PLC*	20,219	211

Douglas Elliman, Inc.*	6,298	10

eXp World Holdings, Inc.	10,437	108

Forestar Group, Inc.*	10,093	406

FRP Holdings, Inc.*	1,047	64

Kennedy-Wilson Holdings, Inc.	22,451	193

Newmark Group, Inc., Class A	22,825	253

RE/MAX Holdings, Inc., Class A	5,990	53

RMR Group (The), Inc., Class A	81	2

St. Joe (The) Co.	6,211	360

Star Holdings*	2,793	36

Stratus Properties, Inc.*	1,457	33

See Notes to the Financial Statements.

EQUITY FUNDS  178  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Real Estate Management & Development – 0.4% continued

Tejon Ranch Co.*	7,674	$118

Transcontinental Realty Investors, Inc.*	400	15

		2,040

Residential Real Estate Investment Trusts – 0.2%

Bluerock Homes Trust, Inc.	1,644	28

BRT Apartments Corp.	3,024	51

Centerspace	1,615	92

Elme Communities	14,573	203

Independence Realty Trust, Inc.	16,417	265

NexPoint Residential Trust, Inc.	3,672	118

UMH Properties, Inc.	7,967	129

Veris Residential, Inc.	16,778	255

		1,141

Retail Real Estate Investment Trusts – 1.1%

Acadia Realty Trust	16,725	284

Agree Realty Corp.	13,477	770

Alexander’s, Inc.	629	137

Getty Realty Corp.	7,230	198

InvenTrust Properties Corp.	12,267	315

Kite Realty Group Trust	39,835	864

Macerich (The) Co.	26,267	452

Phillips Edison & Co., Inc.	20,751	744

Retail Opportunity Investments Corp.	24,474	314

Saul Centers, Inc.	1,935	74

SITE Centers Corp.	22,363	328

Tanger, Inc.	14,827	438

Urban Edge Properties	21,000	363

Whitestone REIT	15,441	194

		5,475

Semiconductors & Semiconductor Equipment – 3.3%

ACM Research, Inc., Class A*	10,478	305

Alpha & Omega Semiconductor Ltd.*	5,201	115

Ambarella, Inc.*	5,807	295

Amkor Technology, Inc.	23,112	745

Amtech Systems, Inc.*	597	3

Axcelis Technologies, Inc.*	10,859	1,211

Camtek Ltd.*	7,600	637

Canadian Solar, Inc.*	9,489	187

CEVA, Inc.*	4,196	95

Cohu, Inc.*	4,732	158

Credo Technology Group Holding Ltd.*	16,100	341

Diodes, Inc.*	8,596	606

FormFactor, Inc.*	13,579	619

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Semiconductors & Semiconductor Equipment – 3.3% continued

Ichor Holdings Ltd.*	3,988	$154

inTEST Corp.*	4,758	63

Kopin Corp.*	13,987	25

Kulicke & Soffa Industries, Inc.	11,971	602

MACOM Technology Solutions Holdings, Inc.*	9,543	913

MagnaChip Semiconductor Corp.*	3,723	21

MaxLinear, Inc.*	11,885	222

Meta Materials, Inc.(1) *	1	—

Nova Ltd.*	2,913	517

NVE Corp.	1,962	177

Onto Innovation, Inc.*	8,914	1,614

PDF Solutions, Inc.*	14,323	482

Photronics, Inc.*	6,856	194

Power Integrations, Inc.	9,738	697

Rambus, Inc.*	19,039	1,177

Silicon Laboratories, Inc.*	7,801	1,121

SMART Global Holdings, Inc.*	14,454	380

Synaptics, Inc.*	6,835	667

Tower Semiconductor Ltd.*	18,500	619

Ultra Clean Holdings, Inc.*	12,099	556

Veeco Instruments, Inc.*	13,241	466

		15,984

Software – 4.1%

ACI Worldwide, Inc.*	21,538	715

Adeia, Inc.	18,154	198

Agilysys, Inc.*	5,578	470

Alarm.com Holdings, Inc.*	6,684	484

Altair Engineering, Inc., Class A*	7,050	607

American Software, Inc., Class A	6,778	78

Appfolio, Inc., Class A*	3,625	894

Blackbaud, Inc.*	9,353	693

BlackLine, Inc.*	9,161	592

Box, Inc., Class A*	25,999	736

Cerence, Inc.*	5,949	94

CommVault Systems, Inc.*	7,159	726

Consensus Cloud Solutions, Inc.*	2,870	46

Daily Journal Corp.*	329	119

Digimarc Corp.*	5,846	159

Digital Turbine, Inc.*	14,235	37

Domo, Inc., Class B*	6,129	55

Ebix, Inc.*	7,147	7

eGain Corp.*	5,931	38

Envestnet, Inc.*	8,655	501

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 179 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Software – 4.1% continued

Everbridge, Inc.*	5,949	$207

Freshworks, Inc., Class A*	27,500	501

InterDigital, Inc.	7,411	789

JFrog Ltd.*	17,700	783

LiveRamp Holdings, Inc.*	10,304	356

Marathon Digital Holdings, Inc.*	28,500	644

Model N, Inc.*	6,936	198

NCR Voyix Corp.*	20,065	253

OneSpan, Inc.*	11,730	136

PagerDuty, Inc.*	14,700	333

Progress Software Corp.	8,141	434

Q2 Holdings, Inc.*	9,016	474

Qualys, Inc.*	6,201	1,035

Rapid7, Inc.*	8,725	428

ReposiTrak, Inc.	33	1

RingCentral, Inc., Class A*	14,300	497

Sapiens International Corp. N.V.	9,493	305

SecureWorks Corp., Class A*	7,508	50

Smith Micro Software, Inc.(1) *	1,210	—

SoundThinking, Inc.*	4,745	75

SPS Commerce, Inc.*	8,261	1,528

Synchronoss Technologies, Inc.(1) *	1	—

Tenable Holdings, Inc.*	17,318	856

Upland Software, Inc.*	2,573	8

Varonis Systems, Inc.*	16,100	759

Verint Systems, Inc.*	11,826	392

Vertex, Inc., Class A*	25,900	823

Workiva, Inc.*	6,440	546

Xperi, Inc.*	7,261	88

		19,748

Specialized Real Estate Investment Trusts – 0.6%

EPR Properties	12,420	527

Four Corners Property Trust, Inc.	14,571	357

Gladstone Land Corp.	14,667	196

National Storage Affiliates Trust	10,478	410

Outfront Media, Inc.	26,685	448

PotlatchDeltic Corp.	15,293	719

Safehold, Inc.	4,092	84

		2,741

Specialty Retail – 3.2%

1-800-Flowers.com, Inc., Class A*	8,232	89

Aaron’s (The) Co., Inc.	7,373	55

Abercrombie & Fitch Co., Class A*	10,826	1,357

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Specialty Retail – 3.2% continued

Academy Sports & Outdoors, Inc.	12,418	$839

American Eagle Outfitters, Inc.	30,525	787

America’s Car-Mart, Inc.*	1,991	127

Asbury Automotive Group, Inc.*	3,264	770

Barnes & Noble Education, Inc.*	1,400	1

Beyond, Inc.*	4,821	173

Boot Barn Holdings, Inc.*	5,058	481

Buckle (The), Inc.	5,627	227

Build-A-Bear Workshop, Inc.	5,147	154

Caleres, Inc.	9,106	374

Camping World Holdings, Inc., Class A	7,136	199

Cato (The) Corp., Class A	5,547	32

Children’s Place (The), Inc.*	4,923	57

Citi Trends, Inc.*	5,970	162

Conn’s, Inc.*	3,783	13

Designer Brands, Inc., Class A	11,447	125

Express, Inc.(1) *	215	—

Foot Locker, Inc.	12,571	358

Genesco, Inc.*	4,552	128

Group 1 Automotive, Inc.	3,692	1,079

GrowGeneration Corp.*	8,774	25

Guess?, Inc.	8,692	274

Haverty Furniture Cos., Inc.	4,303	147

Hibbett, Inc.	4,586	352

LL Flooring Holdings, Inc.*	10,052	18

Monro, Inc.	6,624	209

Murphy U.S.A., Inc.	4,908	2,057

National Vision Holdings, Inc.*	12,150	269

ODP (The) Corp.*	7,409	393

PetMed Express, Inc.	4,731	23

Revolve Group, Inc.*	12,155	257

Sally Beauty Holdings, Inc.*	27,072	336

Shoe Carnival, Inc.	10,626	389

Signet Jewelers Ltd.	8,772	878

Sleep Number Corp.*	4,009	64

Sonic Automotive, Inc., Class A	9,387	534

Upbound Group, Inc.	8,792	310

Urban Outfitters, Inc.*	11,493	499

Victoria’s Secret & Co.*	12,571	244

Winmark Corp.	1,025	371

Zumiez, Inc.*	6,783	103

		15,339

Technology Hardware, Storage & Peripherals – 1.6%

AstroNova, Inc.*	14,370	256

See Notes to the Financial Statements.

EQUITY FUNDS  180  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Technology Hardware, Storage & Peripherals – 1.6% continued

Immersion Corp.	9,021	$68

Intevac, Inc.*	8,605	33

Super Micro Computer, Inc.*	7,346	7,420

TransAct Technologies, Inc.*	4,267	22

		7,799

Textiles, Apparel & Luxury Goods – 1.0%

Carter’s, Inc.	6,061	513

Crocs, Inc.*	13,301	1,913

Culp, Inc.*	4,085	20

Delta Apparel, Inc.*	5,445	16

Fossil Group, Inc.*	6,434	7

G-III Apparel Group Ltd.*	7,193	209

Kontoor Brands, Inc.	7,660	461

Movado Group, Inc.	3,799	106

Oxford Industries, Inc.	4,672	525

Rocky Brands, Inc.	4,222	114

Steven Madden Ltd.	15,648	662

Superior Group of Cos., Inc.	4,224	70

Unifi, Inc.*	692	4

Vera Bradley, Inc.*	3,778	26

		4,646

Tobacco – 0.1%

Turning Point Brands, Inc.	257	8

Universal Corp.	5,441	281

Vector Group Ltd.	12,291	135

		424

Total Broadband and Communications – 0.0%

Machten, Inc.*	1,050	7

Trading Companies & Distributors – 2.4%

Applied Industrial Technologies, Inc.	9,047	1,787

Beacon Roofing Supply, Inc.*	13,300	1,304

BlueLinx Holdings, Inc.*	3,348	436

Boise Cascade Co.	8,224	1,261

Distribution Solutions Group, Inc.*	7,972	283

DNOW, Inc.*	17,129	260

DXP Enterprises, Inc.*	1,812	97

EVI Industries, Inc.	2,683	67

GATX Corp.	6,562	880

Global Industrial Co.	7,804	349

GMS, Inc.*	8,128	791

H&E Equipment Services, Inc.	4,635	297

Herc Holdings, Inc.	4,745	799

McGrath RentCorp	5,874	725

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.3% continued

Trading Companies & Distributors – 2.4% continued

MRC Global, Inc.*	16,589	$209

Rush Enterprises, Inc., Class A	23,397	1,252

Titan Machinery, Inc.*	2,039	51

Transcat, Inc.*	3,947	440

Willis Lease Finance Corp.*	2,420	120

		11,408

Water Utilities – 0.5%

American States Water Co.	8,177	591

Artesian Resources Corp., Class A	4,106	152

Cadiz, Inc.*	14,802	43

California Water Service Group	10,288	478

Consolidated Water Co. Ltd.	9,781	287

Middlesex Water Co.	6,147	323

SJW Group	5,528	313

York Water (The) Co.	4,310	156

		2,343

Wireless Telecommunication Services – 0.1%

Gogo, Inc.*	7,250	64

Spok Holdings, Inc.	13,807	220

Telephone and Data Systems, Inc.	17,713	284

		568

Total Common Stocks

(Cost $270,553)		476,285

MASTER LIMITED PARTNERSHIPS – 0.0%

Marine Transportation – 0.0%

Navios Maritime Partners L.P.	205	9

Total Master Limited Partnerships

(Cost $8)		9

PREFERRED STOCKS – 0.0%

Industrial Conglomerates – 0.0%

Steel Partners Holdings L.P., 6.00%	2,675	65

Real Estate Management & Development – 0.0%

Brookfield Property Preferred L.P., 6.25%	1,033	16

Total Preferred Stocks

(Cost $93)		81

RIGHTS – 0.0%

Biotechnology – 0.0%

Achillion Pharmaceuticals, Inc. (Contingent Value Rights)(2) (3) *	23,500	9

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 181 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000S)

RIGHTS - 0.0% continued

Biotechnology – 0.0% continued

Adamas Pharmaceuticals, Inc. (Contingent Value Rights)(2) (3) *	15,090	$—

Albireo Pharma, Inc. (Contingent Value Rights)(2) (3) *	7,485	—

Concert Pharmaceuticals, Inc. (Contingent Value Rights)(2) (3) *	20,570	—

Flexion Therapeutics, Inc. (Contingent Value Rights)(2) (3) *	9,753	—

Radius Health, Inc. (Contingent Value Rights)(2) (3) *	8,494	1

Sinovac Biotech Ltd.(2) *	1,587	—

Tobira Therapeutics, Inc. (Contingent Value Rights)(2) (3) *	16,926	—

		10

Financial Services – 0.0%

Gurnet Point Capital LLC (Contigent Value Rights)(2) (3) *	13,493	—

Health Care Equipment & Supplies – 0.0%

American Medical Alert Corp.(2) *	13,109	—

Paper & Forest Products – 0.0%

Resolute Forest Products, Inc. (Contingent Value Rights)(2) (3) *	11,874	—

Pharmaceuticals – 0.0%

Harmony Biosciences Holdings, Inc. (Contingent Value Rights)(2) *	16,116	—

Opiant Pharmaceuticals, Inc. (Contingent Value Rights)(2) (3) *	9,938	—

Satsuma Pharmaceuticals, Inc. (Contingent Value Rights)(2) (3) *	3,331	—

		—

Total Rights

(Cost $132)		10

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Cassava Sciences, Inc., Exp. 11/15/24, Strike $33.00*	1,920	$8

Nabors Industries Ltd., Exp. 6/11/26, Strike $166.67*	743	6

Total Warrants

(Cost $—)		14

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(4) (5)	7,317,245	$7,317

Total Investment Companies

(Cost $7,317)		7,317

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 5.28%, 4/11/24(6) (7)	$465	$464

Total Short-Term Investments

(Cost $464)		464

Total Investments – 99.9%

(Cost $278,567)		484,180

Other Assets less Liabilities – 0.1%		418

NET ASSETS – 100.0%		$484,598

(1)	Value rounds to less than one thousand.
(2)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(3)

Restricted security that has been deemed illiquid. At March 31, 2024, the value of these restricted illiquid securities amounted to approximately $10,000 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Achillion Pharmaceuticals, Inc. (Contingent Value Rights)	1/29/20	$—

Adamas Pharmaceuticals, Inc. (Contingent Value Rights)	11/26/21	—

Albireo Pharma, Inc. (Contingent Value Rights)	3/3/23	—

Concert Pharmaceuticals, Inc. (Contingent Value Rights)	3/7/23	—

Flexion Therapeutics, Inc. (Contingent Value Rights)	11/22/21	—

Gurnet Point Capital LLC (Contigent Value Rights)	9/22/23	—

Next Bridge Hydrocarbons, Inc.	12/13/22	8

Opiant Pharmaceuticals, Inc. (Contingent Value Rights)	3/3/23	—

Radius Health, Inc. (Contingent Value Rights)	8/16/22	1

See Notes to the Financial Statements.

EQUITY FUNDS  182  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Resolute Forest Products, Inc. (Contingent Value Rights)	3/1/23	$—

Satsuma Pharmaceuticals, Inc. (Contingent Value Rights)	6/9/23	—

Tobira Therapeutics, Inc. (Contingent Value Rights)	11/2/16	131

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2024 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)*

E-Mini Russell 2000 Index	76	$8,154	Long	6/24	$163

*	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	98.3%

Master Limited Partnerships	0.0%

Preferred stocks	0.0%

Rights	0.0%

Warrants	0.0%

Investment Companies	1.5%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:
Aerospace & Defense	$2,102	$ 64	$ —	$2,166

Banks	32,908	33	—	32,941

Biotechnology	27,675	—	29	27,704

Household Durables	11,317	27	—	11,344

Machinery	19,654	1	—	19,655

All Other Industries(1)	382,475	—	—	382,475

Total Common Stocks	476,131	125	29	476,285

Master Limited Partnerships	9	—	—	9

Preferred Stocks(1)	81	—	—	81

Rights(1)	—	—	10	10

Warrants	14	—	—	14

Investment Companies	7,317	—	—	7,317

Short-Term Investments	—	464	—	464

Total Investments	$483,552	$589	$ 39	$484,180

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$163	$ —	$ —	$163

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 183 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 97.0%

Aerospace & Defense – 0.8%

AAR Corp.*	14,665	$878

AeroVironment, Inc.*	11,582	1,775

AerSale Corp.*	15,404	111

Archer Aviation, Inc., Class A*	66,210	306

Astronics Corp.*	11,703	223

Cadre Holdings, Inc.	8,458	306

Ducommun, Inc.*	5,793	297

Eve Holding, Inc.*	6,540	35

Kaman Corp.	12,004	551

Kratos Defense & Security Solutions, Inc.*	61,868	1,137

Leonardo DRS, Inc.*	29,481	651

Moog, Inc., Class A	12,387	1,978

National Presto Industries, Inc.	2,175	182

Park Aerospace Corp.	7,862	131

Redwire Corp.*	3,962	17

Rocket Lab U.S.A., Inc.*	123,467	508

Terran Orbital Corp.*	35,663	47

Triumph Group, Inc.*	28,202	424

V2X, Inc.*	4,950	231

Virgin Galactic Holdings, Inc.*	158,644	235

		10,023

Air Freight & Logistics – 0.2%

Air Transport Services Group, Inc.*	22,292	307

Forward Air Corp.	10,848	337

Hub Group, Inc., Class A	26,897	1,163

Radiant Logistics, Inc.*	14,247	77

		1,884

Automobile Components – 1.2%

Adient PLC*	39,538	1,302

American Axle & Manufacturing Holdings, Inc.*	50,069	368

Cooper-Standard Holdings, Inc.*	7,714	128

Dana, Inc.	56,668	720

Dorman Products, Inc.*	11,319	1,091

Fox Factory Holding Corp.*	18,501	963

Gentherm, Inc.*	14,146	814

Goodyear Tire & Rubber (The) Co.*	121,709	1,671

Holley, Inc.*	21,151	94

LCI Industries	10,655	1,311

Luminar Technologies, Inc.*	121,326	239

Modine Manufacturing Co.*	22,173	2,111

Patrick Industries, Inc.	9,112	1,089

Solid Power, Inc.*	62,358	127

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Automobile Components – 1.2% continued

Standard Motor Products, Inc.	8,642	$290

Stoneridge, Inc.*	11,767	217

Visteon Corp.*	11,934	1,403

XPEL, Inc.*	9,606	519

		14,457

Automobiles – 0.1%

Livewire Group, Inc.*	9,269	67

Winnebago Industries, Inc.	12,252	907

Workhorse Group, Inc.*	130,163	30

		1,004

Banks – 8.2%

1st Source Corp.	7,159	375

ACNB Corp.	3,605	136

Amalgamated Financial Corp.	7,323	176

Amerant Bancorp, Inc.	11,409	266

American National Bankshares, Inc.	4,472	214

Ameris Bancorp	28,573	1,382

Ames National Corp.	3,789	76

Arrow Financial Corp.	6,618	166

Associated Banc-Corp	64,836	1,395

Atlantic Union Bankshares Corp.	32,526	1,148

Axos Financial, Inc.*	23,594	1,275

Banc of California, Inc.	58,603	891

BancFirst Corp.	9,407	828

Bancorp (The), Inc.*	22,319	747

Bank First Corp.	3,936	341

Bank of Hawaii Corp.	16,993	1,060

Bank of Marin Bancorp	6,351	106

Bank of NT Butterfield & Son (The) Ltd.	20,673	661

Bank7 Corp.	1,620	46

BankUnited, Inc.	32,271	904

Bankwell Financial Group, Inc.	2,271	59

Banner Corp.	14,883	714

Bar Harbor Bankshares	6,159	163

BayCom Corp.	4,360	90

BCB Bancorp, Inc.	5,833	61

Berkshire Hills Bancorp, Inc.	18,409	422

Blue Foundry Bancorp*	10,151	95

Blue Ridge Bankshares, Inc.	5,097	14

Bridgewater Bancshares, Inc.*	8,222	96

Brookline Bancorp, Inc.	38,285	381

Burke & Herbert Financial Services Corp.	2,642	148

Business First Bancshares, Inc.	10,637	237

See Notes to the Financial Statements.

EQUITY FUNDS  184  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Banks – 8.2% continued

Byline Bancorp, Inc.	10,982	$239

C&F Financial Corp.	1,237	61

Cadence Bank	78,378	2,273

Cambridge Bancorp	3,375	230

Camden National Corp.	5,974	200

Capital Bancorp, Inc.	3,760	78

Capital City Bank Group, Inc.	5,435	151

Capitol Federal Financial, Inc.	55,243	329

Capstar Financial Holdings, Inc.	7,987	161

Carter Bankshares, Inc.*	9,219	117

Cathay General Bancorp	30,109	1,139

Central Pacific Financial Corp.	11,079	219

Central Valley Community Bancorp	4,400	87

Chemung Financial Corp.	1,550	66

ChoiceOne Financial Services, Inc.	3,116	85

Citizens & Northern Corp.	6,062	114

Citizens Financial Services, Inc.	1,481	73

City Holding Co.	6,364	663

Civista Bancshares, Inc.	6,203	95

CNB Financial Corp.	9,170	187

Coastal Financial Corp.*	4,837	188

Codorus Valley Bancorp, Inc.	4,308	98

Colony Bankcorp, Inc.	6,501	75

Columbia Financial, Inc.*	12,366	213

Community Bank System, Inc.	23,072	1,108

Community Trust Bancorp, Inc.	6,586	281

ConnectOne Bancorp, Inc.	16,117	314

CrossFirst Bankshares, Inc.*	19,620	272

Customers Bancorp, Inc.*	12,422	659

CVB Financial Corp.	57,673	1,029

Dime Community Bancshares, Inc.	15,412	297

Eagle Bancorp, Inc.	12,380	291

Eastern Bankshares, Inc.	67,216	926

Enterprise Bancorp, Inc.	4,434	115

Enterprise Financial Services Corp.	15,447	627

Equity Bancshares, Inc., Class A	6,090	209

Esquire Financial Holdings, Inc.	3,026	144

ESSA Bancorp, Inc.	3,757	68

Evans Bancorp, Inc.	2,454	73

Farmers & Merchants Bancorp, Inc.	5,795	129

Farmers National Banc Corp.	15,148	202

FB Financial Corp.	15,199	572

Fidelity D&D Bancorp, Inc.	2,149	104

Financial Institutions, Inc.	6,898	130

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Banks – 8.2% continued

First Bancorp	17,323	$626

First BanCorp (New York Exchange)	72,275	1,268

First Bancorp (The), Inc.	4,500	111

First Bancshares (The), Inc.	12,933	336

First Bank	8,267	114

First Busey Corp.	22,171	533

First Business Financial Services, Inc.	3,481	131

First Commonwealth Financial Corp.	44,093	614

First Community Bankshares, Inc.	7,456	258

First Community Corp.	2,784	49

First Financial Bancorp	40,865	916

First Financial Bankshares, Inc.	56,329	1,848

First Financial Corp.	4,743	182

First Foundation, Inc.	21,087	159

First Interstate BancSystem, Inc., Class A	35,820	975

First Merchants Corp.	25,650	895

First Mid Bancshares, Inc.	9,372	306

First of Long Island (The) Corp.	8,547	95

First Western Financial, Inc.*	2,984	43

Five Star Bancorp	5,209	117

Flushing Financial Corp.	11,355	143

FS Bancorp, Inc.	2,922	101

Fulton Financial Corp.	69,624	1,106

FVCBankcorp, Inc.*	6,331	77

German American Bancorp, Inc.	12,016	416

Glacier Bancorp, Inc.	48,193	1,941

Great Southern Bancorp, Inc.	3,839	210

Greene County Bancorp, Inc.	3,225	93

Guaranty Bancshares, Inc.	3,450	105

Hancock Whitney Corp.	37,513	1,727

Hanmi Financial Corp.	13,243	211

HarborOne Bancorp, Inc.	17,316	185

HBT Financial, Inc.	5,363	102

Heartland Financial U.S.A., Inc.	17,992	632

Heritage Commerce Corp.	26,307	226

Heritage Financial Corp.	15,298	297

Hilltop Holdings, Inc.	20,320	636

Hingham Institution For Savings (The)	681	119

Home Bancorp, Inc.	3,112	119

Home BancShares, Inc.	81,563	2,004

HomeStreet, Inc.	8,236	124

HomeTrust Bancshares, Inc.	6,586	180

Hope Bancorp, Inc.	49,410	569

Horizon Bancorp, Inc.	18,128	233

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  185  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Banks – 8.2% continued

Independent Bank Corp.	19,156	$996

Independent Bank Corp. (NASDAQ Exchange)	8,663	220

Independent Bank Group, Inc.	15,420	704

International Bancshares Corp.	23,140	1,299

John Marshall Bancorp, Inc.	5,746	103

Kearny Financial Corp.	22,730	146

Lakeland Bancorp, Inc.	26,289	318

Lakeland Financial Corp.	10,794	716

LCNB Corp.	4,648	74

Live Oak Bancshares, Inc.	14,618	607

Macatawa Bank Corp.	10,624	104

MainStreet Bancshares, Inc.	2,623	48

Mercantile Bank Corp.	6,879	265

Metrocity Bankshares, Inc.	8,120	203

Metropolitan Bank Holding Corp.*	4,631	178

Mid Penn Bancorp, Inc.	5,785	116

Middlefield Banc Corp.	3,100	74

Midland States Bancorp, Inc.	8,824	222

MidWestOne Financial Group, Inc.	6,174	145

MVB Financial Corp.	5,199	116

National Bank Holdings Corp., Class A	15,789	569

National Bankshares, Inc.	2,548	85

NBT Bancorp, Inc.	19,707	723

Nicolet Bankshares, Inc.	5,588	480

Northeast Bank	2,876	159

Northeast Community Bancorp, Inc.	5,438	86

Northfield Bancorp, Inc.	17,795	173

Northrim BanCorp, Inc.	2,426	123

Northwest Bancshares, Inc.	54,246	632

Norwood Financial Corp.	2,884	78

Oak Valley Bancorp	2,612	65

OceanFirst Financial Corp.	24,647	404

OFG Bancorp	20,039	738

Old National Bancorp	126,021	2,194

Old Second Bancorp, Inc.	18,288	253

Orange County Bancorp, Inc.	2,261	104

Origin Bancorp, Inc.	12,783	399

Orrstown Financial Services, Inc.	4,363	117

Pacific Premier Bancorp, Inc.	41,138	987

Park National Corp.	6,146	835

Parke Bancorp, Inc.	4,099	71

Pathward Financial, Inc.	11,215	566

PCB Bancorp	4,269	70

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Banks – 8.2% continued

Peapack-Gladstone Financial Corp.	7,549	$184

Penns Woods Bancorp, Inc.	2,781	54

Peoples Bancorp, Inc.	14,782	438

Peoples Financial Services Corp.	2,785	120

Pioneer Bancorp, Inc.*	4,296	42

Plumas Bancorp	2,412	89

Ponce Financial Group, Inc.*	9,140	81

Preferred Bank	5,480	421

Premier Financial Corp.	15,204	309

Primis Financial Corp.	8,718	106

Princeton Bancorp, Inc.	2,205	68

Provident Financial Services, Inc.	31,151	454

QCR Holdings, Inc.	7,157	435

RBB Bancorp	7,456	134

Red River Bancshares, Inc.	1,910	95

Renasant Corp.	23,988	751

Republic Bancorp, Inc., Class A	3,739	191

S&T Bancorp, Inc.	16,634	534

Sandy Spring Bancorp, Inc.	19,180	445

Seacoast Banking Corp. of Florida	36,530	927

ServisFirst Bancshares, Inc.	22,036	1,462

Shore Bancshares, Inc.	13,424	154

Sierra Bancorp	6,162	124

Simmons First National Corp., Class A	53,797	1,047

SmartFinancial, Inc.	7,154	151

South Plains Financial, Inc.	5,080	136

Southern First Bancshares, Inc.*	3,167	101

Southern Missouri Bancorp, Inc.	4,240	185

Southern States Bancshares, Inc.	3,297	85

Southside Bancshares, Inc.	12,123	354

SouthState Corp.	32,856	2,794

Stellar Bancorp, Inc.	20,665	503

Sterling Bancorp, Inc.*	8,003	41

Stock Yards Bancorp, Inc.	11,534	564

Summit Financial Group, Inc.	4,852	132

Texas Capital Bancshares, Inc.*	20,374	1,254

Third Coast Bancshares, Inc.*	5,200	104

Timberland Bancorp, Inc.	3,452	93

Tompkins Financial Corp.	6,106	307

Towne Bank	30,454	855

TriCo Bancshares	13,179	485

Triumph Financial, Inc.*	9,649	765

TrustCo Bank Corp. NY	8,252	232

Trustmark Corp.	25,939	729

See Notes to the Financial Statements.

EQUITY FUNDS  186  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Banks – 8.2% continued

UMB Financial Corp.	19,023	$1,655

United Bankshares, Inc.	56,533	2,023

United Community Banks, Inc.	50,035	1,317

Unity Bancorp, Inc.	3,006	83

Univest Financial Corp.	12,824	267

USCB Financial Holdings, Inc.	3,926	45

Valley National Bancorp	186,707	1,486

Veritex Holdings, Inc.	22,238	456

Virginia National Bankshares Corp.	1,803	54

WaFd, Inc.	29,468	855

Washington Trust Bancorp, Inc.	7,018	189

WesBanco, Inc.	25,072	747

West BanCorp, Inc.	7,369	131

Westamerica BanCorp	11,108	543

WSFS Financial Corp.	26,034	1,175

		96,622

Beverages – 0.4%

Coca-Cola Consolidated, Inc.	2,061	1,744

Duckhorn Portfolio (The), Inc.*	22,197	207

MGP Ingredients, Inc.	6,745	581

National Beverage Corp.*	10,292	488

Primo Water Corp.	67,465	1,229

Vita Coco (The) Co., Inc.*	15,951	390

Zevia PBC, Class A*	4,609	5

		4,644

Biotechnology – 7.7%

2seventy bio, Inc.*	20,293	109

4D Molecular Therapeutics, Inc.*	17,273	550

89bio, Inc.*	33,425	389

Aadi Bioscience, Inc.*	3,890	9

ACADIA Pharmaceuticals, Inc.*	53,127	982

ACELYRIN, Inc.*	30,268	204

Acrivon Therapeutics, Inc.*	4,164	30

Actinium Pharmaceuticals, Inc.*	12,652	99

Adicet Bio, Inc.*	19,898	47

ADMA Biologics, Inc.*	92,016	607

Aerovate Therapeutics, Inc.*	4,547	134

Agenus, Inc.*	176,242	102

Agios Pharmaceuticals, Inc.*	23,667	692

Akero Therapeutics, Inc.*	26,737	675

Aldeyra Therapeutics, Inc.*	17,712	58

Alector, Inc.*	29,994	181

Alkermes PLC*	71,620	1,939

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Biotechnology – 7.7% continued

Allakos, Inc.*	23,914	$30

Allogene Therapeutics, Inc.*	42,223	189

Allovir, Inc.*	30,838	23

Alpine Immune Sciences, Inc.*	16,481	653

Altimmune, Inc.*	23,922	244

ALX Oncology Holdings, Inc.*	11,919	133

Amicus Therapeutics, Inc.*	125,422	1,477

AnaptysBio, Inc.*	8,369	188

Anavex Life Sciences Corp.*	29,648	151

Anika Therapeutics, Inc.*	6,560	167

Annexon, Inc.*	29,403	211

Apogee Therapeutics, Inc.*	17,772	1,181

Arbutus Biopharma Corp.*	51,805	134

Arcellx, Inc.*	16,501	1,148

Arcturus Therapeutics Holdings, Inc.*	10,228	345

Arcus Biosciences, Inc.*	23,544	445

Arcutis Biotherapeutics, Inc.*	34,718	344

Ardelyx, Inc.*	100,042	730

ArriVent Biopharma, Inc.*	3,861	69

Arrowhead Pharmaceuticals, Inc.*	50,200	1,436

ARS Pharmaceuticals, Inc.*	11,337	116

Astria Therapeutics, Inc.*	20,996	296

Atara Biotherapeutics, Inc.*	32,012	22

Aura Biosciences, Inc.*	14,544	114

Aurinia Pharmaceuticals, Inc.*	56,895	285

Avid Bioservices, Inc.*	27,321	183

Avidity Biosciences, Inc.*	31,533	805

Avita Medical, Inc.*	10,384	166

Beam Therapeutics, Inc.*	31,883	1,053

BioAtla, Inc.*	16,234	56

BioCryst Pharmaceuticals, Inc.*	80,189	407

Biohaven Ltd.*	29,476	1,612

Biomea Fusion, Inc.*	8,122	121

BioVie, Inc.*	17,322	9

Bioxcel Therapeutics, Inc.*	6,609	19

Bluebird Bio, Inc.*	77,455	99

Blueprint Medicines Corp.*	26,232	2,488

Bridgebio Pharma, Inc.*	50,405	1,559

Cabaletta Bio, Inc.*	15,006	256

CareDx, Inc.*	23,095	245

Cargo Therapeutics, Inc.*	9,509	212

Caribou Biosciences, Inc.*	33,928	174

Carisma Therapeutics, Inc.*	8,711	20

Cartesian Therapeutics, Inc.*	39,633	26

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  187  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Biotechnology – 7.7% continued

Catalyst Pharmaceuticals, Inc.*	47,516	$757

Celcuity, Inc.*	8,087	175

Celldex Therapeutics, Inc.*	26,573	1,115

Century Therapeutics, Inc.*	8,556	36

Cerevel Therapeutics Holdings, Inc.*	30,964	1,309

CG oncology, Inc.*	10,171	447

Cogent Biosciences, Inc.*	34,675	233

Coherus Biosciences, Inc.*	42,264	101

Compass Therapeutics, Inc.*	42,412	84

Crinetics Pharmaceuticals, Inc.*	28,333	1,326

Cue Biopharma, Inc.*	11,938	23

Cullinan Oncology, Inc.*	10,716	183

Cytokinetics, Inc.*	41,195	2,888

Day One Biopharmaceuticals, Inc.*	27,381	452

Deciphera Pharmaceuticals, Inc.*	22,547	355

Denali Therapeutics, Inc.*	51,019	1,047

Design Therapeutics, Inc.*	12,325	50

Disc Medicine, Inc.*	3,993	249

Dynavax Technologies Corp.*	56,299	699

Dyne Therapeutics, Inc.*	25,670	729

Eagle Pharmaceuticals, Inc.*	3,119	16

Editas Medicine, Inc.*	34,483	256

Emergent BioSolutions, Inc.*	19,577	50

Enanta Pharmaceuticals, Inc.*	8,253	144

Entrada Therapeutics, Inc.*	9,694	137

Erasca, Inc.*	31,580	65

Fate Therapeutics, Inc.*	37,472	275

Fennec Pharmaceuticals, Inc.*	8,063	90

FibroGen, Inc.*	37,111	87

Foghorn Therapeutics, Inc.*	7,686	52

Genelux Corp.*	7,125	46

Generation Bio Co.*	21,499	87

Geron Corp.*	222,408	734

Gritstone bio, Inc.*	41,234	106

Halozyme Therapeutics, Inc.*	56,027	2,279

Heron Therapeutics, Inc.*	46,803	130

HilleVax, Inc.*	11,679	194

Humacyte, Inc.*	28,374	88

Ideaya Biosciences, Inc.*	28,156	1,235

IGM Biosciences, Inc.*	5,062	49

Immuneering Corp., Class A*	6,992	20

ImmunityBio, Inc.*	55,921	300

Immunovant, Inc.*	23,418	757

Inhibrx, Inc.*	14,580	510

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Biotechnology – 7.7% continued

Inozyme Pharma, Inc.*	21,695	$166

Insmed, Inc.*	59,714	1,620

Intellia Therapeutics, Inc.*	38,310	1,054

Iovance Biotherapeutics, Inc.*	102,521	1,519

Ironwood Pharmaceuticals, Inc.*	58,853	513

iTeos Therapeutics, Inc.*	11,261	154

Janux Therapeutics, Inc.*	7,609	286

KalVista Pharmaceuticals, Inc.*	12,901	153

Karyopharm Therapeutics, Inc.*	43,876	66

Keros Therapeutics, Inc.*	11,145	738

Kezar Life Sciences, Inc.*	23,793	21

Kiniksa Pharmaceuticals Ltd., Class A*	14,009	276

Kodiak Sciences, Inc.*	12,874	68

Krystal Biotech, Inc.*	9,322	1,659

Kura Oncology, Inc.*	30,666	654

Kymera Therapeutics, Inc.*	17,373	698

Larimar Therapeutics, Inc.*	11,666	89

LENZ Therapeutics, Inc.	2,138	48

Lexeo Therapeutics, Inc.*	4,874	76

Lexicon Pharmaceuticals, Inc.*	36,872	88

Lineage Cell Therapeutics, Inc.*	51,781	77

Lyell Immunopharma, Inc.*	71,141	159

MacroGenics, Inc.*	26,643	392

Madrigal Pharmaceuticals, Inc.*	6,392	1,707

MannKind Corp.*	113,555	514

MeiraGTx Holdings PLC*	12,969	79

Merrimack Pharmaceuticals, Inc.*	4,958	73

Mersana Therapeutics, Inc.*	46,257	207

MiMedx Group, Inc.*	48,805	376

Mineralys Therapeutics, Inc.*	7,831	101

Mirum Pharmaceuticals, Inc.*	10,387	261

Monte Rosa Therapeutics, Inc.*	12,434	88

Morphic Holding, Inc.*	16,203	570

Mural Oncology PLC*	5,645	28

Myriad Genetics, Inc.*	37,425	798

Nkarta, Inc.*	13,760	149

Novavax, Inc.*	47,297	226

Nurix Therapeutics, Inc.*	19,974	294

Nuvalent, Inc., Class A*	11,344	852

Nuvectis Pharma, Inc.*	3,944	32

Ocean Biomedical, Inc.*	2,146	8

Olema Pharmaceuticals, Inc.*	12,147	138

Omega Therapeutics, Inc.*	8,504	31

Organogenesis Holdings, Inc.*	27,637	78

See Notes to the Financial Statements.

EQUITY FUNDS  188  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Biotechnology – 7.7% continued

ORIC Pharmaceuticals, Inc.*	17,273	$237

Outlook Therapeutics, Inc.*	2,602	31

Ovid therapeutics, Inc.*	27,751	85

PDS Biotechnology Corp.*	10,721	42

PepGen, Inc.*	4,774	70

PMV Pharmaceuticals, Inc.*	13,664	23

Poseida Therapeutics, Inc.*	29,980	96

Precigen, Inc.*	61,447	89

Prelude Therapeutics, Inc.*	6,792	32

Prime Medicine, Inc.*	16,045	112

ProKidney Corp.*	14,550	24

Protagonist Therapeutics, Inc.*	24,328	704

Protalix BioTherapeutics, Inc.*	23,784	30

Prothena Corp. PLC*	18,409	456

PTC Therapeutics, Inc.*	31,224	908

Rallybio Corp.*	8,945	17

RAPT Therapeutics, Inc.*	11,897	107

Recursion Pharmaceuticals, Inc., Class A*	59,284	591

REGENXBIO, Inc.*	17,984	379

Relay Therapeutics, Inc.*	39,884	331

Reneo Pharmaceuticals, Inc.*	1,472	2

Replimune Group, Inc.*	20,447	167

REVOLUTION Medicines, Inc.*	60,217	1,941

Rhythm Pharmaceuticals, Inc.*	23,136	1,002

Rigel Pharmaceuticals, Inc.*	68,871	102

Rocket Pharmaceuticals, Inc.*	27,232	734

Sage Therapeutics, Inc.*	22,391	420

Sagimet Biosciences, Inc., Class A*	8,961	49

Sana Biotechnology, Inc.*	40,537	405

Sangamo Therapeutics, Inc.*	54,511	37

Savara, Inc.*	38,797	193

Scholar Rock Holding Corp.*	24,382	433

Seres Therapeutics, Inc.*	33,558	26

SpringWorks Therapeutics, Inc.*	29,589	1,456

Stoke Therapeutics, Inc.*	10,923	147

Summit Therapeutics, Inc.*	51,840	215

Sutro Biopharma, Inc.*	24,231	137

Syndax Pharmaceuticals, Inc.*	33,594	800

Tango Therapeutics, Inc.*	20,072	159

Tenaya Therapeutics, Inc.*	18,557	97

TG Therapeutics, Inc.*	60,082	914

Travere Therapeutics, Inc.*	32,188	248

Turnstone Biologics Corp.*	4,397	12

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Biotechnology – 7.7% continued

Twist Bioscience Corp.*	25,074	$860

Tyra Biosciences, Inc.*	6,418	105

UroGen Pharma Ltd.*	12,353	185

Vanda Pharmaceuticals, Inc.*	22,569	93

Vaxcyte, Inc.*	45,758	3,126

Vaxxinity, Inc., Class A*	8,848	6

Vera Therapeutics, Inc.*	17,101	737

Veracyte, Inc.*	31,632	701

Vericel Corp.*	20,630	1,073

Verve Therapeutics, Inc.*	27,819	369

Vigil Neuroscience, Inc.*	4,559	16

Viking Therapeutics, Inc.*	43,951	3,604

Vir Biotechnology, Inc.*	35,354	358

Viridian Therapeutics, Inc.*	21,023	368

Vor BioPharma, Inc.*	12,931	31

Voyager Therapeutics, Inc.*	17,676	165

X4 Pharmaceuticals, Inc.*	49,273	68

Xencor, Inc.*	25,246	559

XOMA Corp.*	3,416	82

Y-mAbs Therapeutics, Inc.*	15,411	251

Zentalis Pharmaceuticals, Inc.*	24,557	387

Zura Bio Ltd.*	4,046	10

Zymeworks, Inc.*	24,689	260

		91,071

Broadline Retail – 0.1%

Big Lots, Inc.*	10,461	45

ContextLogic, Inc., Class A*	8,628	49

Dillard’s, Inc., Class A	1,480	698

Qurate Retail, Inc., Class B*	2,193	10

Savers Value Village, Inc.*	10,767	208

		1,010

Building Products – 2.0%

AAON, Inc.	29,187	2,571

American Woodmark Corp.*	6,927	704

Apogee Enterprises, Inc.	9,594	568

AZZ, Inc.	10,763	832

CSW Industrials, Inc.	6,649	1,560

Gibraltar Industries, Inc.*	13,138	1,058

Griffon Corp.	16,971	1,245

Insteel Industries, Inc.	8,130	311

Janus International Group, Inc.*	36,869	558

JELD-WEN Holding, Inc.*	36,832	782

Masonite International Corp.*	9,443	1,241

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  189  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Building Products – 2.0% continued

Masterbrand, Inc.*	55,179	$1,034

Quanex Building Products Corp.	14,331	551

Resideo Technologies, Inc.*	63,159	1,416

Simpson Manufacturing Co., Inc.	18,510	3,798

UFP Industries, Inc.	25,871	3,182

Zurn Elkay Water Solutions Corp.	63,754	2,134

		23,545

Capital Markets – 1.3%

AlTi Global, Inc.*	11,334	64

Artisan Partners Asset Management, Inc., Class A	26,449	1,211

Assetmark Financial Holdings, Inc.*	9,349	331

B. Riley Financial, Inc.	9,133	193

Bakkt Holdings, Inc.*	18,129	8

BGC Group, Inc., Class A	154,904	1,204

Brightsphere Investment Group, Inc.	14,315	327

Cohen & Steers, Inc.	11,152	858

Diamond Hill Investment Group, Inc.	1,190	183

Donnelley Financial Solutions, Inc.*	10,598	657

Forge Global Holdings, Inc.*	50,153	97

GCM Grosvenor, Inc., Class A	17,554	170

Hamilton Lane, Inc., Class A	15,773	1,779

MarketWise, Inc.	10,067	17

Moelis & Co., Class A	28,824	1,636

Open Lending Corp.*	41,884	262

P10, Inc., Class A	17,989	151

Patria Investments Ltd., Class A	23,391	347

Perella Weinberg Partners	18,254	258

Piper Sandler Cos.	7,502	1,489

PJT Partners, Inc., Class A	10,282	969

Silvercrest Asset Management Group, Inc., Class A	4,498	71

StepStone Group, Inc., Class A	23,596	843

StoneX Group, Inc.*	11,635	818

Value Line, Inc.	538	22

Victory Capital Holdings, Inc., Class A	11,501	488

Virtus Investment Partners, Inc.	2,968	736

WisdomTree, Inc.	59,913	551

		15,740

Chemicals – 1.9%

AdvanSix, Inc.	11,470	328

American Vanguard Corp.	11,879	154

Arcadium Lithium PLC*	441,946	1,905

Aspen Aerogels, Inc.*	22,413	394

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Chemicals – 1.9% continued

Avient Corp.	39,028	$1,694

Balchem Corp.	13,781	2,135

Cabot Corp.	23,436	2,161

Core Molding Technologies, Inc.*	2,787	53

Danimer Scientific, Inc.*	31,846	35

Ecovyst, Inc.*	39,177	437

H.B. Fuller Co.	23,370	1,864

Hawkins, Inc.	8,403	645

Ingevity Corp.*	15,613	745

Innospec, Inc.	10,753	1,386

Intrepid Potash, Inc.*	4,211	88

Koppers Holdings, Inc.	8,761	483

Kronos Worldwide, Inc.	9,345	110

LSB Industries, Inc.*	23,945	210

Mativ Holdings, Inc.	23,490	440

Minerals Technologies, Inc.	13,994	1,053

Origin Materials, Inc.*	36,999	19

Orion S.A.	24,045	566

Perimeter Solutions S.A.*	63,860	474

PureCycle Technologies, Inc.*	48,872	304

Quaker Chemical Corp.	6,012	1,234

Rayonier Advanced Materials, Inc.*	25,880	124

Sensient Technologies Corp.	18,055	1,249

Stepan Co.	9,246	833

Trinseo PLC	13,194	50

Tronox Holdings PLC	49,995	867

Valhi, Inc.	641	11

		22,051

Commercial Services & Supplies – 1.5%

ABM Industries, Inc.	27,156	1,212

ACCO Brands Corp.	39,145	220

ACV Auctions, Inc., Class A*	54,836	1,029

Aris Water Solutions, Inc., Class A	12,972	184

BrightView Holdings, Inc.*	17,266	205

Brink’s (The) Co.	19,261	1,779

Casella Waste Systems, Inc., Class A*	24,323	2,405

CECO Environmental Corp.*	12,841	296

Cimpress PLC*	7,730	684

CompX International, Inc.	741	25

CoreCivic, Inc.*	48,522	757

Deluxe Corp.	18,403	379

Ennis, Inc.	10,743	220

Enviri Corp.*	34,777	318

GEO Group (The), Inc.*	51,386	726

See Notes to the Financial Statements.

EQUITY FUNDS  190  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Commercial Services & Supplies – 1.5% continued

Healthcare Services Group, Inc.*	32,584	$407

HNI Corp.	19,820	894

Interface, Inc.	24,449	411

LanzaTech Global, Inc.*	11,109	34

Li-Cycle Holdings Corp.*	54,033	56

Liquidity Services, Inc.*	10,120	188

Matthews International Corp., Class A	12,558	390

MillerKnoll, Inc.	31,538	781

Montrose Environmental Group, Inc.*	11,954	468

NL Industries, Inc.	2,923	21

OPENLANE, Inc.*	46,233	800

Performant Financial Corp.*	27,122	80

Pitney Bowes, Inc.	77,102	334

Quad/Graphics, Inc.	14,410	77

SP Plus Corp.*	8,494	444

Steelcase, Inc., Class A	40,226	526

UniFirst Corp.	6,439	1,117

Viad Corp.*	8,887	351

VSE Corp.	5,664	453

		18,271

Communications Equipment – 0.5%

ADTRAN Holdings, Inc.	34,839	190

Aviat Networks, Inc.*	4,957	190

Calix, Inc.*	25,584	848

Cambium Networks Corp.*	3,687	16

Clearfield, Inc.*	5,779	178

CommScope Holding Co., Inc.*	95,210	125

Comtech Telecommunications Corp.*	9,900	34

Digi International, Inc.*	15,096	482

DZS, Inc.*	4,155	6

Extreme Networks, Inc.*	54,890	634

Harmonic, Inc.*	46,883	630

Infinera Corp.*	87,076	525

KVH Industries, Inc.*	6,724	34

NETGEAR, Inc.*	12,006	189

NetScout Systems, Inc.*	29,685	648

Ribbon Communications, Inc.*	40,423	129

Viavi Solutions, Inc.*	95,918	872

		5,730

Construction & Engineering – 1.9%

Ameresco, Inc., Class A*	13,499	326

API Group Corp.*	90,219	3,543

Arcosa, Inc.	20,943	1,798

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Construction & Engineering – 1.9% continued

Argan, Inc.	5,500	$278

Bowman Consulting Group Ltd.*	4,635	161

Comfort Systems U.S.A., Inc.	15,244	4,843

Concrete Pumping Holdings, Inc.*	11,669	92

Construction Partners, Inc., Class A*	18,416	1,034

Dycom Industries, Inc.*	12,376	1,776

Fluor Corp.*	61,445	2,598

Granite Construction, Inc.	19,017	1,087

Great Lakes Dredge & Dock Corp.*	28,162	247

IES Holdings, Inc.*	3,548	432

INNOVATE Corp.*	22,172	16

Limbach Holdings, Inc.*	3,978	165

MYR Group, Inc.*	7,074	1,250

Northwest Pipe Co.*	4,185	145

Primoris Services Corp.	22,978	978

Southland Holdings, Inc.*	420	2

Sterling Infrastructure, Inc.*	12,911	1,424

Tutor Perini Corp.*	17,785	257

		22,452

Construction Materials – 0.4%

Knife River Corp.*	24,439	1,981

Summit Materials, Inc., Class A*	51,466	2,294

United States Lime & Minerals, Inc.	894	267

		4,542

Consumer Finance – 0.7%

Atlanticus Holdings Corp.*	1,876	56

Bread Financial Holdings, Inc.	21,574	803

Consumer Portfolio Services, Inc.*	2,787	21

Encore Capital Group, Inc.*	10,089	460

Enova International, Inc.*	12,308	773

FirstCash Holdings, Inc.	16,272	2,075

Green Dot Corp., Class A*	19,239	180

LendingClub Corp.*	47,523	418

LendingTree, Inc.*	4,742	201

Navient Corp.	36,302	632

Nelnet, Inc., Class A	5,586	529

NerdWallet, Inc., Class A*	14,985	220

OppFi, Inc.*	2,155	5

PRA Group, Inc.*	16,889	440

PROG Holdings, Inc.	19,218	662

Regional Management Corp.	3,296	80

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  191  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Consumer Finance – 0.7% continued

Upstart Holdings, Inc.*	31,684	$852

World Acceptance Corp.*	1,701	247

		8,654

Consumer Staples Distribution & Retail – 0.6%

Andersons (The), Inc.	13,886	797

Chefs’ Warehouse (The), Inc.*	15,146	570

HF Foods Group, Inc.*	19,186	67

Ingles Markets, Inc., Class A	6,036	463

Natural Grocers by Vitamin Cottage, Inc.	4,135	75

PriceSmart, Inc.	10,941	919

SpartanNash Co.	14,686	297

Sprouts Farmers Market, Inc.*	43,963	2,835

United Natural Foods, Inc.*	24,932	286

Village Super Market, Inc., Class A	3,821	109

Weis Markets, Inc.	6,999	451

		6,869

Containers & Packaging – 0.3%

Greif, Inc., Class A	10,434	720

Greif, Inc., Class B	2,149	149

Myers Industries, Inc.	15,605	361

O-I Glass, Inc.*	67,312	1,117

Pactiv Evergreen, Inc.	16,951	243

Ranpak Holdings Corp.*	19,542	154

TriMas Corp.	17,612	471

		3,215

Distributors – 0.0%

Weyco Group, Inc.	2,609	83

Diversified Consumer Services – 1.0%

2U, Inc.*	15,824	6

Adtalem Global Education, Inc.*	16,870	867

Carriage Services, Inc.	6,009	163

Chegg, Inc.*	48,141	364

Coursera, Inc.*	56,465	792

Duolingo, Inc.*	12,740	2,810

European Wax Center, Inc., Class A*	15,218	198

Frontdoor, Inc.*	34,900	1,137

Graham Holdings Co., Class B	1,506	1,156

Laureate Education, Inc.	56,252	820

Lincoln Educational Services Corp.*	10,278	106

Nerdy, Inc.*	30,184	88

OneSpaWorld Holdings Ltd.*	36,408	482

Perdoceo Education Corp.	28,361	498

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Diversified Consumer Services – 1.0% continued

Strategic Education, Inc.	9,729	$1,013

Stride, Inc.*	18,255	1,151

Udemy, Inc.*	39,175	430

Universal Technical Institute, Inc.*	16,899	269

WW International, Inc.*	20,040	37

		12,387

Diversified Real Estate Investment Trusts – 0.5%

Alexander & Baldwin, Inc.	30,799	507

Alpine Income Property Trust, Inc.	5,896	90

American Assets Trust, Inc.	20,688	454

Armada Hoffler Properties, Inc.	29,639	308

Broadstone Net Lease, Inc.	81,373	1,275

CTO Realty Growth, Inc.	9,857	167

Empire State Realty Trust, Inc., Class A	56,168	569

Essential Properties Realty Trust, Inc.	67,336	1,795

Gladstone Commercial Corp.	16,605	230

Global Net Lease, Inc.	84,667	658

NexPoint Diversified Real Estate Trust	12,576	83

One Liberty Properties, Inc.	7,214	163

		6,299

Diversified Telecommunication Services – 0.4%

Anterix, Inc.*	5,338	179

AST SpaceMobile, Inc.*	46,899	136

ATN International, Inc.	4,846	153

Bandwidth, Inc., Class A*	9,722	178

Cogent Communications Holdings, Inc.	18,795	1,228

Consolidated Communications Holdings, Inc.*	33,909	146

Globalstar, Inc.*	306,807	451

IDT Corp., Class B	6,670	252

Liberty Latin America Ltd., Class A*	15,881	111

Liberty Latin America Ltd., Class C*	58,181	407

Lumen Technologies, Inc.*	429,598	670

Ooma, Inc.*	9,584	82

Shenandoah Telecommunications Co.	21,091	366

		4,359

Electric Utilities – 0.6%

ALLETE, Inc.	24,848	1,482

Genie Energy Ltd., Class B	8,616	130

MGE Energy, Inc.	15,713	1,237

Otter Tail Corp.	17,806	1,538

See Notes to the Financial Statements.

EQUITY FUNDS  192  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Electric Utilities – 0.6% continued

PNM Resources, Inc.	37,088	$1,396

Portland General Electric Co.	43,600	1,831

		7,614

Electrical Equipment – 1.4%

Allient, Inc.	5,767	206

Amprius Technologies, Inc.*	4,844	13

Array Technologies, Inc.*	65,687	979

Atkore, Inc.	16,040	3,053

Babcock & Wilcox Enterprises, Inc.*	20,200	23

Blink Charging Co.*	21,403	64

Bloom Energy Corp., Class A*	83,596	940

Encore Wire Corp.	6,482	1,703

Energy Vault Holdings, Inc.*	38,560	69

EnerSys	17,491	1,652

Enovix Corp.*	60,468	484

Eos Energy Enterprises, Inc.*	72,672	75

ESS Tech, Inc.*	28,335	21

Fluence Energy, Inc.*	25,659	445

FTC Solar, Inc.*	16,447	9

FuelCell Energy, Inc.*	189,810	226

GrafTech International Ltd.	88,049	122

LSI Industries, Inc.	12,160	184

NEXTracker, Inc., Class A*	54,274	3,054

NuScale Power Corp.*	22,494	120

Powell Industries, Inc.	3,959	563

Preformed Line Products Co.	1,064	137

SES AI Corp.*	57,995	97

Shoals Technologies Group, Inc., Class A*	74,362	831

SKYX Platforms Corp.*	21,706	28

Stem, Inc.*	64,660	142

SunPower Corp.*	40,019	120

Thermon Group Holdings, Inc.*	14,514	475

TPI Composites, Inc.*	15,324	45

Vicor Corp.*	9,367	358

		16,238

Electronic Equipment, Instruments & Components – 2.6%

908 Devices, Inc.*	8,527	64

Advanced Energy Industries, Inc.	16,232	1,655

Aeva Technologies, Inc.*	8,590	34

Akoustis Technologies, Inc.*	29,156	17

Arlo Technologies, Inc.*	38,853	492

Badger Meter, Inc.	12,676	2,051

Bel Fuse, Inc., Class B	4,509	272

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Electronic Equipment, Instruments & Components – 2.6% continued

Belden, Inc.	17,957	$1,663

Benchmark Electronics, Inc.	15,436	463

Climb Global Solutions, Inc.	1,804	128

CTS Corp.	13,313	623

Daktronics, Inc.*	16,356	163

ePlus, Inc.*	11,418	897

Evolv Technologies Holdings, Inc.*	50,989	227

Fabrinet*	15,877	3,001

FARO Technologies, Inc.*	7,848	169

Insight Enterprises, Inc.*	12,139	2,252

Iteris, Inc.*	18,535	92

Itron, Inc.*	19,683	1,821

Kimball Electronics, Inc.*	10,058	218

Knowles Corp.*	38,658	622

Lightwave Logic, Inc.*	52,023	244

Luna Innovations, Inc.*	12,281	39

Methode Electronics, Inc.	15,063	183

MicroVision, Inc.*	86,090	158

Mirion Technologies, Inc.*	85,975	978

Napco Security Technologies, Inc.	14,236	572

nLight, Inc.*	19,797	257

Novanta, Inc.*	15,450	2,700

OSI Systems, Inc.*	6,967	995

PAR Technology Corp.*	11,565	525

PC Connection, Inc.	4,971	328

Plexus Corp.*	11,760	1,115

Presto Automation, Inc.*	31,404	5

Richardson Electronics Ltd.	4,439	41

Rogers Corp.*	7,510	891

Sanmina Corp.*	23,822	1,481

ScanSource, Inc.*	10,711	472

SmartRent, Inc.*	78,351	210

TTM Technologies, Inc.*	44,279	693

Vishay Intertechnology, Inc.	55,044	1,248

Vishay Precision Group, Inc.*	5,526	195

Vuzix Corp.*	20,371	25

		30,279

Energy Equipment & Services – 2.5%

Archrock, Inc.	59,839	1,177

Atlas Energy Solutions, Inc.	7,724	175

Borr Drilling Ltd.*	94,927	650

Bristow Group, Inc.*	10,424	284

Cactus, Inc., Class A	28,064	1,406

ChampionX Corp.	84,481	3,032

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  193  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Energy Equipment & Services – 2.5% continued

Core Laboratories, Inc.	19,772	$338

Diamond Offshore Drilling, Inc.*	44,171	602

DMC Global, Inc.*	8,040	157

Dril-Quip, Inc.*	14,918	336

Expro Group Holdings N.V.*	38,888	777

Forum Energy Technologies, Inc.*	3,803	76

Helix Energy Solutions Group, Inc.*	61,289	664

Helmerich & Payne, Inc.	41,792	1,758

KLX Energy Services Holdings, Inc.*	4,523	35

Kodiak Gas Services, Inc.	6,883	188

Liberty Energy, Inc.	70,845	1,468

Mammoth Energy Services, Inc.*	8,208	30

Nabors Industries Ltd.*	4,021	346

Newpark Resources, Inc.*	31,537	228

Noble Corp. PLC	48,438	2,349

Oceaneering International, Inc.*	43,551	1,019

Oil States International, Inc.*	26,023	160

Patterson-UTI Energy, Inc.	152,782	1,824

ProFrac Holding Corp., Class A*	10,347	87

ProPetro Holding Corp.*	41,496	335

Ranger Energy Services, Inc.	6,432	73

RPC, Inc.	37,466	290

SEACOR Marine Holdings, Inc.*	10,180	142

Seadrill Ltd.*	20,203	1,016

Select Water Solutions, Inc.	33,963	313

Solaris Oilfield Infrastructure, Inc., Class A	13,360	116

TETRA Technologies, Inc.*	54,391	241

Tidewater, Inc.*	20,047	1,844

U.S. Silica Holdings, Inc.*	31,905	396

Valaris Ltd.*	25,647	1,930

Weatherford International PLC*	30,665	3,539

		29,401

Entertainment – 0.4%

Atlanta Braves Holdings, Inc., Class A*	4,340	182

Atlanta Braves Holdings, Inc., Class C*	19,765	772

Cinemark Holdings, Inc.*	47,684	857

Eventbrite, Inc., Class A*	32,093	176

IMAX Corp.*	19,753	319

Lions Gate Entertainment Corp., Class A*	25,788	257

Lions Gate Entertainment Corp., Class B*	52,607	490

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Entertainment – 0.4% continued

Madison Square Garden Entertainment Corp.*	16,927	$664

Marcus (The) Corp.	10,900	155

Playstudios, Inc.*	34,697	96

Reservoir Media, Inc.*	9,433	75

Sphere Entertainment Co.*	11,411	560

Vivid Seats, Inc., Class A*	30,902	185

		4,788

Financial Services – 2.4%

Acacia Research Corp.*	16,675	89

Alerus Financial Corp.	7,490	164

A-Mark Precious Metals, Inc.	8,317	255

AvidXchange Holdings, Inc.*	65,278	858

Banco Latinoamericano de Comercio Exterior S.A., Class E	11,852	351

Cannae Holdings, Inc.*	28,556	635

Cantaloupe, Inc.*	24,668	159

Cass Information Systems, Inc.	5,940	286

Compass Diversified Holdings	27,251	656

Enact Holdings, Inc.	12,856	401

Essent Group Ltd.	45,141	2,686

EVERTEC, Inc.	28,304	1,129

Federal Agricultural Mortgage Corp., Class C	3,916	771

Finance of America Cos., Inc., Class A*	13,236	10

Flywire Corp.*	46,012	1,142

I3 Verticals, Inc., Class A*	9,391	215

International Money Express, Inc.*	13,403	306

Jackson Financial, Inc., Class A	34,394	2,275

Marqeta, Inc., Class A*	204,112	1,217

Merchants Bancorp	6,888	298

Mr Cooper Group, Inc.*	27,790	2,166

NewtekOne, Inc.	9,378	103

NMI Holdings, Inc., Class A*	34,363	1,111

Ocwen Financial Corp.*	2,507	68

Pagseguro Digital Ltd., Class A*	85,941	1,227

Payoneer Global, Inc.*	115,490	561

Paysafe Ltd.*	13,507	213

Paysign, Inc.*	16,090	59

PennyMac Financial Services, Inc.	10,963	999

Priority Technology Holdings, Inc.*	5,501	18

Radian Group, Inc.	66,209	2,216

Remitly Global, Inc.*	58,216	1,207

Repay Holdings Corp.*	36,311	399

See Notes to the Financial Statements.

EQUITY FUNDS  194  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Financial Services – 2.4% continued

Security National Financial Corp., Class A*	4,600	$36

StoneCo Ltd., Class A*	125,668	2,087

SWK Holdings Corp.*	1,242	22

Velocity Financial, Inc.*	3,952	71

Walker & Dunlop, Inc.	13,712	1,386

Waterstone Financial, Inc.	8,066	98

		27,950

Food Products – 0.9%

Alico, Inc.	2,830	83

B&G Foods, Inc.	32,856	376

Benson Hill, Inc.*	43,928	9

Beyond Meat, Inc.*	26,358	218

BRC, Inc., Class A*	16,022	69

Calavo Growers, Inc.	7,204	200

Cal-Maine Foods, Inc.	17,697	1,041

Dole PLC	30,219	360

Forafric Global PLC*	1,986	21

Fresh Del Monte Produce, Inc.	14,385	373

Hain Celestial Group (The), Inc.*	37,656	296

J&J Snack Foods Corp.	6,465	935

John B. Sanfilippo & Son, Inc.	3,902	413

Lancaster Colony Corp.	8,434	1,751

Limoneira Co.	7,597	149

Mission Produce, Inc.*	20,473	243

Seneca Foods Corp., Class A*	2,086	119

Simply Good Foods (The) Co.*	38,877	1,323

SunOpta, Inc.*	41,351	284

TreeHouse Foods, Inc.*	21,798	849

Utz Brands, Inc.	30,878	569

Vital Farms, Inc.*	13,088	304

Westrock Coffee Co.*	12,895	133

		10,118

Gas Utilities – 0.9%

Brookfield Infrastructure Corp., Class A	51,797	1,867

Chesapeake Utilities Corp.	9,349	1,003

New Jersey Resources Corp.	41,683	1,789

Northwest Natural Holding Co.	15,620	581

ONE Gas, Inc.	23,870	1,540

RGC Resources, Inc.	3,146	64

Southwest Gas Holdings, Inc.	26,849	2,044

Spire, Inc.	22,387	1,374

		10,262

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Ground Transportation – 0.4%

ArcBest Corp.	10,260	$1,462

Covenant Logistics Group, Inc.	3,673	170

Daseke, Inc.*	20,456	170

FTAI Infrastructure, Inc.	42,419	266

Heartland Express, Inc.	20,743	248

Marten Transport Ltd.	24,929	461

P.A.M. Transportation Services, Inc.*	3,076	50

RXO, Inc.*	49,695	1,087

Universal Logistics Holdings, Inc.	2,943	109

Werner Enterprises, Inc.	27,082	1,059

		5,082

Health Care Equipment & Supplies – 2.5%

Accuray, Inc.*	43,283	107

Alphatec Holdings, Inc.*	40,182	554

AngioDynamics, Inc.*	15,230	89

Artivion, Inc.*	17,195	364

AtriCure, Inc.*	19,803	602

Atrion Corp.	607	281

Avanos Medical, Inc.*	19,561	390

Axogen, Inc.*	16,757	135

Axonics, Inc.*	21,499	1,483

Beyond Air, Inc.*	17,334	30

Butterfly Network, Inc.*	54,353	59

Cerus Corp.*	72,711	138

ClearPoint Neuro, Inc.*	10,884	74

CONMED Corp.	13,281	1,064

Cutera, Inc.*	3,675	5

CVRx, Inc.*	4,919	90

Embecta Corp.	25,402	337

Glaukos Corp.*	20,462	1,929

Haemonetics Corp.*	21,605	1,844

Inari Medical, Inc.*	23,169	1,112

Inmode Ltd.*	33,657	727

Inogen, Inc.*	9,073	73

Integer Holdings Corp.*	14,305	1,669

iRadimed Corp.	3,138	138

iRhythm Technologies, Inc.*	13,264	1,539

KORU Medical Systems, Inc.*	11,573	27

Lantheus Holdings, Inc.*	29,363	1,828

LeMaitre Vascular, Inc.	8,570	569

LivaNova PLC*	23,462	1,313

Merit Medical Systems, Inc.*	24,374	1,846

Neogen Corp.*	94,191	1,486

Nevro Corp.*	14,973	216

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  195  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Health Care Equipment & Supplies – 2.5% continued

Omnicell, Inc.*	19,099	$558

OraSure Technologies, Inc.*	29,903	184

Orchestra BioMed Holdings, Inc.*	4,988	26

Orthofix Medical, Inc.*	14,627	212

OrthoPediatrics Corp.*	7,089	207

Outset Medical, Inc.*	18,126	40

Paragon 28, Inc.*	19,606	242

PROCEPT BioRobotics Corp.*	17,492	865

Pulmonx Corp.*	15,289	142

Pulse Biosciences, Inc.*	7,698	67

RxSight, Inc.*	12,336	636

Sanara Medtech, Inc.*	1,479	55

Semler Scientific, Inc.*	2,202	64

SI-BONE, Inc.*	16,670	273

Sight Sciences, Inc.*	7,987	42

Silk Road Medical, Inc.*	16,167	296

STAAR Surgical Co.*	20,942	802

Surmodics, Inc.*	6,167	181

Tactile Systems Technology, Inc.*	9,714	158

Tela Bio, Inc.*	5,786	33

TransMedics Group, Inc.*	13,552	1,002

Treace Medical Concepts, Inc.*	18,897	247

UFP Technologies, Inc.*	3,050	769

Utah Medical Products, Inc.	1,509	107

Varex Imaging Corp.*	16,479	298

Vicarious Surgical, Inc.*	24,112	7

Zimvie, Inc.*	11,525	190

Zynex, Inc.*	8,367	104

		29,925

Health Care Providers & Services – 2.5%

23andMe Holding Co., Class A*	117,049	62

Accolade, Inc.*	29,149	306

AdaptHealth Corp.*	41,782	481

Addus HomeCare Corp.*	6,798	703

Agiliti, Inc.*	12,091	122

AirSculpt Technologies, Inc.*	4,130	25

Alignment Healthcare, Inc.*	35,183	175

AMN Healthcare Services, Inc.*	16,488	1,031

Astrana Health, Inc.*	18,496	777

Aveanna Healthcare Holdings, Inc.*	19,103	48

BrightSpring Health Services, Inc.*	23,900	260

Brookdale Senior Living, Inc.*	81,250	537

Castle Biosciences, Inc.*	10,355	229

Community Health Systems, Inc.*	52,025	182

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Health Care Providers & Services – 2.5% continued

CorVel Corp.*	3,743	$984

Cross Country Healthcare, Inc.*	14,808	277

DocGo, Inc.*	31,716	128

Enhabit, Inc.*	22,271	259

Ensign Group (The), Inc.	23,523	2,927

Fulgent Genetics, Inc.*	9,115	198

Guardant Health, Inc.*	48,980	1,010

HealthEquity, Inc.*	36,630	2,990

Hims & Hers Health, Inc.*	53,697	831

InfuSystem Holdings, Inc.*	7,172	61

Innovage Holding Corp.*	6,694	30

Joint (The) Corp.*	5,606	73

LifeStance Health Group, Inc.*	46,788	289

ModivCare, Inc.*	5,753	135

Nano-X Imaging Ltd.*	21,234	207

National HealthCare Corp.	5,421	512

National Research Corp.	6,364	252

NeoGenomics, Inc.*	55,256	869

OPKO Health, Inc.*	180,476	217

Option Care Health, Inc.*	72,344	2,426

Owens & Minor, Inc.*	31,878	883

P3 Health Partners, Inc.*	11,033	11

Patterson Cos., Inc.	35,699	987

Pediatrix Medical Group, Inc.*	35,488	356

Pennant Group (The), Inc.*	12,609	248

PetIQ, Inc.*	12,142	222

Privia Health Group, Inc.*	48,789	956

Progyny, Inc.*	34,369	1,311

Quipt Home Medical Corp.*	16,075	70

RadNet, Inc.*	25,921	1,261

Select Medical Holdings Corp.	44,967	1,356

Surgery Partners, Inc.*	32,773	978

U.S. Physical Therapy, Inc.	6,460	729

Viemed Healthcare, Inc.*	13,949	132

		29,113

Health Care Real Estate Investment Trusts – 0.5%

CareTrust REIT, Inc.	51,679	1,259

Community Healthcare Trust, Inc.	11,227	298

Diversified Healthcare Trust	105,426	259

Global Medical REIT, Inc.	27,054	237

LTC Properties, Inc.	17,446	567

National Health Investors, Inc.	17,961	1,129

See Notes to the Financial Statements.

EQUITY FUNDS  196  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Health Care Real Estate Investment Trusts – 0.5% continued

Sabra Health Care REIT, Inc.	99,517	$1,470

Universal Health Realty Income Trust	5,349	196

		5,415

Health Care Technology – 0.3%

American Well Corp., Class A*	100,711	82

Definitive Healthcare Corp.*	21,388	173

Evolent Health, Inc., Class A*	48,562	1,592

Health Catalyst, Inc.*	23,701	178

HealthStream, Inc.	10,427	278

Multiplan Corp.*	172,973	140

OptimizeRx Corp.*	6,273	76

Phreesia, Inc.*	23,088	553

Schrodinger, Inc.*	23,191	626

Sharecare, Inc.*	137,899	106

Simulations Plus, Inc.	6,979	287

TruBridge, Inc.*	5,423	50

		4,141

Hotel & Resort Real Estate Investment Trusts – 0.8%

Apple Hospitality REIT, Inc.	93,225	1,527

Braemar Hotels & Resorts, Inc.	24,735	49

Chatham Lodging Trust	21,408	216

DiamondRock Hospitality Co.	91,218	877

Pebblebrook Hotel Trust	51,603	795

RLJ Lodging Trust	66,571	787

Ryman Hospitality Properties, Inc.	25,180	2,911

Service Properties Trust	72,006	488

Summit Hotel Properties, Inc.	44,040	287

Sunstone Hotel Investors, Inc.	89,093	993

Xenia Hotels & Resorts, Inc.	45,892	689

		9,619

Hotels, Restaurants & Leisure – 2.1%

Accel Entertainment, Inc.*	23,147	273

Bally’s Corp.*	12,194	170

Biglari Holdings, Inc., Class B*	321	61

BJ’s Restaurants, Inc.*	9,753	353

Bloomin’ Brands, Inc.	37,709	1,082

Bowlero Corp., Class A	7,322	100

Brinker International, Inc.*	18,840	936

Carrols Restaurant Group, Inc.	15,736	150

Century Casinos, Inc.*	9,303	29

Cheesecake Factory (The), Inc.	20,719	749

Chuy’s Holdings, Inc.*	7,495	253

Cracker Barrel Old Country Store, Inc.	9,598	698

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Hotels, Restaurants & Leisure – 2.1% continued

Dave & Buster’s Entertainment, Inc.*	14,674	$919

Denny’s Corp.*	22,852	205

Dine Brands Global, Inc.	6,507	302

El Pollo Loco Holdings, Inc.*	11,216	109

Everi Holdings, Inc.*	35,735	359

First Watch Restaurant Group, Inc.*	9,709	239

Full House Resorts, Inc.*	12,807	71

Global Business Travel Group I*	13,004	78

Golden Entertainment, Inc.	8,519	314

Hilton Grand Vacations, Inc.*	34,097	1,610

Inspired Entertainment, Inc.*	8,885	88

International Game Technology PLC	47,056	1,063

Jack in the Box, Inc.	8,577	587

Krispy Kreme, Inc.	37,141	566

Kura Sushi U.S.A., Inc., Class A*	2,533	292

Life Time Group Holdings, Inc.*	19,665	305

Light & Wonder, Inc.*	38,918	3,973

Lindblad Expeditions Holdings, Inc.*	15,761	147

Monarch Casino & Resort, Inc.	5,761	432

Mondee Holdings, Inc.*	16,964	39

Nathan’s Famous, Inc.	1,144	81

Noodles & Co.*	13,107	25

ONE Group Hospitality (The), Inc.*	7,592	42

Papa John’s International, Inc.	14,055	936

PlayAGS, Inc.*	17,039	153

Portillo’s, Inc., Class A*	20,007	284

Potbelly Corp.*	11,325	137

RCI Hospitality Holdings, Inc.	3,885	225

Red Robin Gourmet Burgers, Inc.*	5,570	43

Red Rock Resorts, Inc., Class A	20,584	1,231

Rush Street Interactive, Inc.*	26,784	174

Sabre Corp.*	139,615	338

Shake Shack, Inc., Class A*	16,301	1,696

Six Flags Entertainment Corp.*	31,672	834

Super Group SGHC Ltd.*	60,672	209

Sweetgreen, Inc., Class A*	42,014	1,061

Target Hospitality Corp.*	12,696	138

United Parks & Resorts, Inc.*	15,779	887

Xponential Fitness, Inc., Class A*	10,441	173

		25,219

Household Durables – 2.4%

Beazer Homes U.S.A., Inc.*	12,768	419

Cavco Industries, Inc.*	3,611	1,441

Century Communities, Inc.	12,240	1,181

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  197  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Household Durables – 2.4% continued

Cricut, Inc., Class A	21,955	$104

Dream Finders Homes, Inc., Class A*	10,530	460

Ethan Allen Interiors, Inc.	9,916	343

GoPro, Inc., Class A*	57,185	128

Green Brick Partners, Inc.*	11,324	682

Helen of Troy Ltd.*	10,242	1,180

Hooker Furnishings Corp.	4,533	109

Hovnanian Enterprises, Inc., Class A*	2,117	332

Installed Building Products, Inc.	10,211	2,642

iRobot Corp.*	10,979	96

KB Home	29,436	2,086

Landsea Homes Corp.*	8,451	123

La-Z-Boy, Inc.	18,863	710

Legacy Housing Corp.*	4,818	104

LGI Homes, Inc.*	9,019	1,050

Lovesac (The) Co.*	6,467	146

M/I Homes, Inc.*	11,621	1,584

MDC Holdings, Inc.	25,883	1,628

Meritage Homes Corp.	15,691	2,753

Purple Innovation, Inc.	28,009	49

Skyline Champion Corp.*	23,266	1,978

Snap One Holdings Corp.*	7,032	61

Sonos, Inc.*	53,652	1,023

Taylor Morrison Home Corp.*	44,629	2,775

Traeger, Inc.*	12,737	32

Tri Pointe Homes, Inc.*	41,476	1,603

United Homes Group, Inc.*	1,357	9

Vizio Holding Corp., Class A*	33,657	368

VOXX International Corp.*	4,197	34

Worthington Enterprises, Inc.	13,212	822

		28,055

Household Products – 0.3%

Central Garden & Pet Co.*	4,184	179

Central Garden & Pet Co., Class A*	22,146	818

Energizer Holdings, Inc.	31,083	915

Oil-Dri Corp. of America	2,127	158

WD-40 Co.	5,857	1,484

		3,554

Independent Power & Renewable Electricity Producers – 0.2%

Altus Power, Inc.*	26,085	125

Montauk Renewables, Inc.*	27,016	113

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Independent Power & Renewable Electricity Producers – 0.2% continued

Ormat Technologies, Inc.	23,374	$1,547

Sunnova Energy International, Inc.*	44,584	273

		2,058

Industrial Conglomerates – 0.0%

Brookfield Business Corp., Class A	11,029	266

Industrial Real Estate Investment Trusts – 0.4%

Innovative Industrial Properties, Inc.	12,086	1,251

LXP Industrial Trust	125,483	1,132

Plymouth Industrial REIT, Inc.	19,340	435

Terreno Realty Corp.	36,203	2,404

		5,222

Insurance – 1.8%

Ambac Financial Group, Inc.*	18,598	291

American Coastal Insurance Corp.*	9,171	98

American Equity Investment Life Holding Co.*	33,960	1,909

AMERISAFE, Inc.	8,201	411

BRP Group, Inc., Class A*	25,975	752

CNO Financial Group, Inc.	48,459	1,332

Crawford & Co., Class A	5,501	52

Donegal Group, Inc., Class A	6,578	93

eHealth, Inc.*	10,856	65

Employers Holdings, Inc.	10,999	499

Enstar Group Ltd.*	5,148	1,600

F&G Annuities & Life, Inc.	8,212	333

Fidelis Insurance Holdings Ltd.	25,964	506

Genworth Financial, Inc., Class A*	194,797	1,253

GoHealth, Inc., Class A*	2,452	26

Goosehead Insurance, Inc., Class A*	9,179	611

Greenlight Capital Re Ltd., Class A*	11,033	138

Hamilton Insurance Group Ltd., Class B*	6,699	93

HCI Group, Inc.	3,120	362

Hippo Holdings, Inc.*	4,191	77

Horace Mann Educators Corp.	17,500	647

Investors Title Co.	540	88

James River Group Holdings Ltd.	16,708	155

Kingsway Financial Services, Inc.*	4,115	34

Lemonade, Inc.*	22,235	365

Maiden Holdings Ltd.*	35,433	80

MBIA, Inc.*	18,339	124

Mercury General Corp.	11,547	596

See Notes to the Financial Statements.

EQUITY FUNDS  198  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Insurance – 1.8% continued

National Western Life Group, Inc., Class A	988	$486

NI Holdings, Inc.*	3,020	46

Oscar Health, Inc., Class A*	69,807	1,038

Palomar Holdings, Inc.*	10,493	880

ProAssurance Corp.*	22,506	289

Safety Insurance Group, Inc.	6,122	503

Selective Insurance Group, Inc.	25,983	2,837

Selectquote, Inc.*	62,603	125

SiriusPoint Ltd.*	30,333	385

Skyward Specialty Insurance Group, Inc.*	12,767	478

Stewart Information Services Corp.	11,627	756

Tiptree, Inc.	10,418	180

Trupanion, Inc.*	16,769	463

United Fire Group, Inc.	9,358	204

Universal Insurance Holdings, Inc.	10,381	211

		21,471

Interactive Media & Services – 0.6%

Bumble, Inc., Class A*	42,935	487

Cargurus, Inc.*	41,567	959

Cars.com, Inc.*	28,236	485

DHI Group, Inc.*	15,572	40

EverQuote, Inc., Class A*	8,979	167

fuboTV, Inc.*	117,412	185

Grindr, Inc.*	17,796	180

MediaAlpha, Inc., Class A*	9,573	195

Nextdoor Holdings, Inc.*	67,508	152

Outbrain, Inc.*	19,140	76

QuinStreet, Inc.*	22,887	404

Shutterstock, Inc.	10,471	480

System1, Inc.*	9,799	19

TrueCar, Inc.*	36,513	124

Vimeo, Inc.*	65,046	266

Yelp, Inc.*	28,645	1,129

Ziff Davis, Inc.*	19,597	1,235

ZipRecruiter, Inc., Class A*	28,540	328

		6,911

IT Services – 0.4%

Applied Digital Corp.*	39,147	168

BigBear.ai Holdings, Inc.*	18,927	39

BigCommerce Holdings, Inc., Class 1*	30,440	210

Brightcove, Inc.*	15,235	30

Couchbase, Inc.*	15,100	397

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

IT Services – 0.4% continued

DigitalOcean Holdings, Inc.*	26,530	$1,013

Fastly, Inc., Class A*	52,108	676

Grid Dynamics Holdings, Inc.*	23,689	291

Hackett Group (The), Inc.	10,854	264

Information Services Group, Inc.	13,434	54

Perficient, Inc.*	14,891	838

Rackspace Technology, Inc.*	31,584	50

Squarespace, Inc., Class A*	24,372	888

Thoughtworks Holding, Inc.*	42,766	108

Tucows, Inc., Class A*	3,903	72

Unisys Corp.*	27,240	134

		5,232

Leisure Products – 0.4%

Acushnet Holdings Corp.	13,070	862

AMMO, Inc.*	36,319	100

Clarus Corp.	11,941	81

Escalade, Inc.	3,777	52

Funko, Inc., Class A*	17,060	106

JAKKS Pacific, Inc.*	3,183	79

Johnson Outdoors, Inc., Class A	2,180	101

Latham Group, Inc.*	14,863	59

Malibu Boats, Inc., Class A*	8,622	373

Marine Products Corp.	2,995	35

MasterCraft Boat Holdings, Inc.*	7,390	175

Smith & Wesson Brands, Inc.	19,773	343

Solo Brands, Inc., Class A*	11,671	25

Sturm Ruger & Co., Inc.	7,483	345

Topgolf Callaway Brands Corp.*	62,371	1,009

Vista Outdoor, Inc.*	24,965	818

		4,563

Life Sciences Tools & Services – 0.2%

Adaptive Biotechnologies Corp.*	50,938	164

Akoya Biosciences, Inc.*	8,568	40

BioLife Solutions, Inc.*	14,891	276

Codexis, Inc.*	28,037	98

CryoPort, Inc.*	18,495	327

Cytek Biosciences, Inc.*	51,093	343

Harvard Bioscience, Inc.*	15,825	67

MaxCyte, Inc.*	39,114	164

Mesa Laboratories, Inc.	2,284	251

Nautilus Biotechnology, Inc.*	19,176	56

Omniab, Inc.(1) *	3,016	—

OmniAb, Inc.*	40,115	217

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 199 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Life Sciences Tools & Services – 0.2% continued

Omniab, Inc. (NASDAQ Exchange)(1) *	3,016	$—

Pacific Biosciences of California, Inc.*	110,257	413

Quanterix Corp.*	15,048	355

Quantum-Si, Inc.*	40,005	79

Seer, Inc.*	21,679	41

		2,891

Machinery – 3.6%

374Water, Inc.*	21,071	27

3D Systems Corp.*	54,690	243

Alamo Group, Inc.	4,373	998

Albany International Corp., Class A	13,411	1,254

Astec Industries, Inc.	9,805	429

Atmus Filtration Technologies, Inc.*	36,462	1,176

Barnes Group, Inc.	21,220	788

Blue Bird Corp.*	11,963	459

Chart Industries, Inc.*	18,529	3,052

Columbus McKinnon Corp.	11,985	535

Commercial Vehicle Group, Inc.*	12,920	83

Desktop Metal, Inc., Class A*	113,195	100

Douglas Dynamics, Inc.	9,420	227

Energy Recovery, Inc.*	23,532	372

Enerpac Tool Group Corp.	23,559	840

Enpro, Inc.	9,034	1,525

ESCO Technologies, Inc.	10,993	1,177

Federal Signal Corp.	25,821	2,191

Franklin Electric Co., Inc.	19,900	2,126

Gencor Industries, Inc.*	4,932	82

Gorman-Rupp (The) Co.	9,733	385

Greenbrier (The) Cos., Inc.	13,254	691

Helios Technologies, Inc.	14,198	634

Hillenbrand, Inc.	30,064	1,512

Hillman Solutions Corp.*	83,868	892

Hyliion Holdings Corp.*	59,721	105

Hyster-Yale Materials Handling, Inc.	4,832	310

John Bean Technologies Corp.	13,772	1,445

Kadant, Inc.	5,053	1,658

Kennametal, Inc.	34,588	863

Lindsay Corp.	4,817	567

Luxfer Holdings PLC	12,101	125

Manitowoc (The) Co., Inc.*	15,496	219

Mayville Engineering Co., Inc.*	4,889	70

Microvast Holdings, Inc.*	85,459	72

Miller Industries, Inc.	4,836	242

Mueller Industries, Inc.	48,290	2,604

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Machinery – 3.6% continued

Mueller Water Products, Inc., Class A	66,745	$1,074

Nikola Corp.*	327,956	341

Omega Flex, Inc.	1,504	107

Park-Ohio Holdings Corp.	3,674	98

Proto Labs, Inc.*	11,362	406

REV Group, Inc.	13,462	297

Shyft Group (The), Inc.	14,249	177

SPX Technologies, Inc.*	19,017	2,342

Standex International Corp.	5,066	923

Tennant Co.	7,996	972

Terex Corp.	28,704	1,849

Titan International, Inc.*	22,657	282

Trinity Industries, Inc.	34,880	971

Velo3D, Inc.*	27,069	12

Wabash National Corp.	19,996	599

Watts Water Technologies, Inc., Class A	11,783	2,504

		43,032

Marine Transportation – 0.3%

Costamare, Inc.	20,007	227

Eagle Bulk Shipping, Inc.	3,997	250

Genco Shipping & Trading Ltd.	17,922	364

Golden Ocean Group Ltd.	52,949	686

Himalaya Shipping Ltd.*	12,459	96

Matson, Inc.	14,892	1,674

Pangaea Logistics Solutions Ltd.	15,556	109

Safe Bulkers, Inc.	28,085	139

		3,545

Media – 0.6%

Advantage Solutions, Inc.*	35,896	155

AMC Networks, Inc., Class A*	13,873	168

Boston Omaha Corp., Class A*	9,692	150

Cardlytics, Inc.*	15,298	222

Clear Channel Outdoor Holdings, Inc.*	165,630	273

EchoStar Corp., Class A*	52,861	753

Emerald Holding, Inc.*	6,665	45

Entravision Communications Corp., Class A	21,764	36

EW Scripps (The) Co., Class A*	23,665	93

Gambling.com Group Ltd.*	5,833	53

Gannett Co., Inc.*	59,033	144

Gray Television, Inc.	37,542	237

iHeartMedia, Inc., Class A*	41,159	86

Integral Ad Science Holding Corp.*	28,292	282

John Wiley & Sons, Inc., Class A	15,674	598

See Notes to the Financial Statements.

EQUITY FUNDS  200  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Media – 0.6% continued

Magnite, Inc.*	58,876	$633

PubMatic, Inc., Class A*	18,012	427

Scholastic Corp.	11,019	416

Sinclair, Inc.	14,880	201

Stagwell, Inc.*	34,619	215

TechTarget, Inc.*	10,957	363

TEGNA, Inc.	85,443	1,277

Thryv Holdings, Inc.*	13,033	290

Townsquare Media, Inc., Class A	4,406	48

Urban One, Inc.*	1,094	3

Urban One, Inc. (NASDAQ Exchange)*	1,418	3

WideOpenWest, Inc.*	19,357	70

		7,241

Metals & Mining – 1.8%

5E Advanced Materials, Inc.*	11,532	15

Alpha Metallurgical Resources, Inc.	4,983	1,650

Arch Resources, Inc.	7,756	1,247

ATI, Inc.*	55,654	2,848

Caledonia Mining Corp. PLC	6,433	71

Carpenter Technology Corp.	21,093	1,507

Century Aluminum Co.*	22,807	351

Coeur Mining, Inc.*	152,369	574

Commercial Metals Co.	50,389	2,961

Compass Minerals International, Inc.	14,360	226

Constellium S.E.*	55,446	1,226

Contango ORE, Inc.*	3,018	60

Dakota Gold Corp.*	23,668	56

Haynes International, Inc.	5,392	324

Hecla Mining Co.	264,613	1,273

i-80 Gold Corp.*	79,676	107

Ivanhoe Electric, Inc.*	26,774	262

Kaiser Aluminum Corp.	6,838	611

Materion Corp.	8,841	1,165

Metallus, Inc.*	18,408	410

NioCorp. Developments Ltd.*	3,710	10

Novagold Resources, Inc.*	101,563	305

Olympic Steel, Inc.	4,316	306

Perpetua Resources Corp.*	17,880	74

Piedmont Lithium, Inc.*	7,175	96

Radius Recycling, Inc.	10,942	231

Ramaco Resources, Inc., Class A	9,674	163

Ramaco Resources, Inc., Class B	2,458	31

Ryerson Holding Corp.	12,316	413

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Metals & Mining – 1.8% continued

SunCoke Energy, Inc.	36,284	$409

Tredegar Corp.	10,364	68

Warrior Met Coal, Inc.	22,277	1,352

Worthington Steel, Inc.	13,286	476

		20,878

Mortgage Real Estate Investment Trusts – 1.0%

AFC Gamma, Inc.	6,534	81

Angel Oak Mortgage REIT, Inc.	4,468	48

Apollo Commercial Real Estate Finance, Inc.	60,519	674

Arbor Realty Trust, Inc.	79,759	1,057

Ares Commercial Real Estate Corp.	23,245	173

ARMOUR Residential REIT, Inc.	21,508	425

Blackstone Mortgage Trust, Inc., Class A	74,085	1,475

BrightSpire Capital, Inc.	56,425	389

Chicago Atlantic Real Estate Finance, Inc.	6,625	105

Chimera Investment Corp.	96,408	444

Claros Mortgage Trust, Inc.	39,757	388

Dynex Capital, Inc.	23,746	296

Ellington Financial, Inc.	31,770	375

Franklin BSP Realty Trust, Inc.	35,280	471

Granite Point Mortgage Trust, Inc.	23,378	112

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	47,021	1,335

Invesco Mortgage Capital, Inc.	20,318	197

KKR Real Estate Finance Trust, Inc.	24,687	248

Ladder Capital Corp.	48,139	536

MFA Financial, Inc.	43,638	498

New York Mortgage Trust, Inc.	38,199	275

Nexpoint Real Estate Finance, Inc.	2,973	43

Orchid Island Capital, Inc.	22,955	205

PennyMac Mortgage Investment Trust	36,952	542

Ready Capital Corp.	68,201	623

Redwood Trust, Inc.	55,626	354

TPG RE Finance Trust, Inc.	28,872	223

Two Harbors Investment Corp.	44,171	585

		12,177

Multi-Utilities – 0.4%

Avista Corp.	33,576	1,176

Black Hills Corp.	29,559	1,614

Northwestern Energy Group, Inc.	26,500	1,350

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 201 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Multi-Utilities – 0.4% continued

PNM Resources, Inc. - (Fractional Shares)(1)	50,000	$—

Unitil Corp.	6,955	364

		4,504

Office Real Estate Investment Trusts – 0.6%

Brandywine Realty Trust	71,772	344

City Office REIT, Inc.	15,390	80

COPT Defense Properties	48,266	1,166

Douglas Emmett, Inc.	69,916	970

Easterly Government Properties, Inc.	41,852	482

Equity Commonwealth*	43,586	823

Hudson Pacific Properties, Inc.	59,967	387

JBG SMITH Properties	40,785	655

Office Properties Income Trust	17,466	36

Orion Office REIT, Inc.	22,210	78

Paramount Group, Inc.	81,087	380

Peakstone Realty Trust	15,157	244

Piedmont Office Realty Trust, Inc., Class A	54,176	381

Postal Realty Trust, Inc., Class A	8,304	119

SL Green Realty Corp.	27,939	1,540

		7,685

Oil, Gas & Consumable Fuels – 4.5%

Amplify Energy Corp.*	14,537	96

Ardmore Shipping Corp.	17,735	291

Berry Corp.	31,925	257

California Resources Corp.	30,063	1,656

Centrus Energy Corp., Class A*	5,333	222

Chord Energy Corp.	18,025	3,213

Civitas Resources, Inc.	34,833	2,644

Clean Energy Fuels Corp.*	70,257	188

CNX Resources Corp.*	67,557	1,602

Comstock Resources, Inc.	40,365	375

CONSOL Energy, Inc.	13,144	1,101

Crescent Energy Co., Class A	32,573	388

CVR Energy, Inc.	12,574	448

Delek U.S. Holdings, Inc.	27,455	844

DHT Holdings, Inc.	58,695	675

Dorian LPG Ltd.	14,664	564

Empire Petroleum Corp.*	4,345	22

Encore Energy Corp.*	69,735	305

Energy Fuels, Inc.*	70,076	441

Equitrans Midstream Corp.	188,180	2,350

Evolution Petroleum Corp.	12,434	76

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Oil, Gas & Consumable Fuels – 4.5% continued

Excelerate Energy, Inc., Class A	7,364	$118

FLEX LNG Ltd.	12,553	319

FutureFuel Corp.	10,393	84

Gevo, Inc.*	91,040	70

Golar LNG Ltd.	42,695	1,027

Granite Ridge Resources, Inc.	13,405	87

Green Plains, Inc.*	25,085	580

Gulfport Energy Corp.*	4,721	756

Hallador Energy Co.*	8,494	45

HighPeak Energy, Inc.	4,745	75

International Seaways, Inc.	17,444	928

Kinetik Holdings, Inc.	15,489	618

Kosmos Energy Ltd.*	197,656	1,178

Magnolia Oil & Gas Corp., Class A	76,205	1,978

Matador Resources Co.	48,747	3,255

Murphy Oil Corp.	62,624	2,862

NACCO Industries, Inc., Class A	1,580	48

NextDecade Corp.*	34,815	198

Nordic American Tankers Ltd.	86,616	340

Northern Oil & Gas, Inc.	37,833	1,501

Overseas Shipholding Group, Inc., Class A	25,156	161

Par Pacific Holdings, Inc.*	23,728	879

PBF Energy, Inc., Class A	47,524	2,736

Peabody Energy Corp.	48,859	1,185

Permian Resources Corp.	196,195	3,465

PrimeEnergy Resources Corp.*	325	33

REX American Resources Corp.*	6,722	395

Riley Exploration Permian, Inc.	3,765	124

Ring Energy, Inc.*	55,209	108

SandRidge Energy, Inc.	13,449	196

Scorpio Tankers, Inc.	20,597	1,474

SFL Corp. Ltd.	49,049	646

SilverBow Resources, Inc.*	9,965	340

Sitio Royalties Corp., Class A	35,298	873

SM Energy Co.	49,915	2,488

Talos Energy, Inc.*	60,380	841

Teekay Corp.*	26,895	196

Teekay Tankers Ltd., Class A	10,382	606

Tellurian, Inc.*	239,397	158

Uranium Energy Corp.*	165,796	1,119

VAALCO Energy, Inc.	44,279	309

Verde Clean Fuels, Inc.*	2,193	9

Vertex Energy, Inc.*	23,263	33

See Notes to the Financial Statements.

EQUITY FUNDS  202  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Oil, Gas & Consumable Fuels – 4.5% continued

Vital Energy, Inc.*	10,184	$535

Vitesse Energy, Inc.	10,881	258

W&T Offshore, Inc.	39,640	105

World Kinect Corp.	25,466	674

		53,771

Paper & Forest Products – 0.1%

Clearwater Paper Corp.*	7,018	307

Glatfelter Corp.*	15,217	30

Sylvamo Corp.	15,386	950

		1,287

Passenger Airlines – 0.4%

Allegiant Travel Co.	6,724	506

Blade Air Mobility, Inc.*	23,414	67

Frontier Group Holdings, Inc.*	15,615	127

Hawaiian Holdings, Inc.*	22,221	296

JetBlue Airways Corp.*	145,615	1,080

Joby Aviation, Inc.*	121,240	650

SkyWest, Inc.*	17,439	1,205

Spirit Airlines, Inc.	45,790	221

Sun Country Airlines Holdings, Inc.*	18,919	285

		4,437

Personal Care Products – 1.0%

Beauty Health (The) Co.*	33,265	148

BellRing Brands, Inc.*	56,896	3,358

Edgewell Personal Care Co.	21,401	827

elf Beauty, Inc.*	23,260	4,560

Herbalife Ltd.*	41,792	420

Inter Parfums, Inc.	7,897	1,110

Medifast, Inc.	4,527	173

Nature’s Sunshine Products, Inc.*	5,832	121

Nu Skin Enterprises, Inc., Class A	20,908	289

USANA Health Sciences, Inc.*	5,032	244

Waldencast PLC, Class A*	13,018	85

		11,335

Pharmaceuticals – 1.6%

Aclaris Therapeutics, Inc.*	24,024	30

Amneal Pharmaceuticals, Inc.*	51,782	314

Amphastar Pharmaceuticals, Inc.*	16,400	720

Amylyx Pharmaceuticals, Inc.*	19,391	55

ANI Pharmaceuticals, Inc.*	6,360	440

Arvinas, Inc.*	21,534	889

Assertio Holdings, Inc.*	32,696	31

Atea Pharmaceuticals, Inc.*	31,316	127

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Pharmaceuticals – 1.6% continued

Axsome Therapeutics, Inc.*	15,418	$1,230

Biote Corp., Class A*	4,954	29

Bright Green Corp.*	56,843	14

Cara Therapeutics, Inc.*	12,501	11

Cassava Sciences, Inc.*	16,967	344

Citius Pharmaceuticals, Inc.*	66,399	60

Collegium Pharmaceutical, Inc.*	14,112	548

Corcept Therapeutics, Inc.*	35,195	887

CorMedix, Inc.*	25,357	107

Edgewise Therapeutics, Inc.*	25,217	460

Enliven Therapeutics, Inc.*	9,676	170

Evolus, Inc.*	17,557	246

Eyenovia, Inc.*	19,382	19

EyePoint Pharmaceuticals, Inc.*	16,343	338

Harmony Biosciences Holdings, Inc.*	13,664	459

Harrow, Inc.*	13,624	180

Ikena Oncology, Inc.*	8,769	12

Innoviva, Inc.*	24,974	381

Intra-Cellular Therapies, Inc.*	40,335	2,791

Ligand Pharmaceuticals, Inc.*	7,341	537

Liquidia Corp.*	21,493	317

Longboard Pharmaceuticals, Inc.*	11,057	239

Marinus Pharmaceuticals, Inc.*	22,786	206

Neumora Therapeutics, Inc.*	6,908	95

NGM Biopharmaceuticals, Inc.*	14,406	23

Nuvation Bio, Inc.*	59,749	217

Ocular Therapeutix, Inc.*	49,127	447

Omeros Corp.*	28,165	97

Optinose, Inc.*	33,981	50

Pacira BioSciences, Inc.*	19,361	566

Phathom Pharmaceuticals, Inc.*	14,402	153

Phibro Animal Health Corp., Class A	9,355	121

Pliant Therapeutics, Inc.*	25,041	373

Prestige Consumer Healthcare, Inc.*	21,495	1,560

Revance Therapeutics, Inc.*	39,022	192

Scilex Holding Co.*	32,903	52

scPharmaceuticals, Inc.*	11,120	56

SIGA Technologies, Inc.	19,993	171

Supernus Pharmaceuticals, Inc.*	21,338	728

Taro Pharmaceutical Industries Ltd.*	3,548	150

Tarsus Pharmaceuticals, Inc.*	12,503	454

Terns Pharmaceuticals, Inc.*	17,631	116

Theravance Biopharma, Inc.*	21,650	194

Third Harmonic Bio, Inc.*	8,453	80

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 203 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Pharmaceuticals – 1.6% continued

Trevi Therapeutics, Inc.*	20,004	$69

Ventyx Biosciences, Inc.*	21,134	116

Verrica Pharmaceuticals, Inc.*	7,637	45

WaVe Life Sciences Ltd.*	32,670	202

Xeris Biopharma Holdings, Inc.*	59,679	132

Zevra Therapeutics, Inc.*	16,811	97

		18,747

Professional Services – 2.4%

Alight, Inc., Class A*	178,085	1,754

ASGN, Inc.*	19,912	2,086

Asure Software, Inc.*	9,013	70

Barrett Business Services, Inc.	2,786	353

BlackSky Technology, Inc.*	47,155	64

CBIZ, Inc.*	20,676	1,623

Conduent, Inc.*	76,107	257

CRA International, Inc.	2,946	441

CSG Systems International, Inc.	12,613	650

ExlService Holdings, Inc.*	69,380	2,206

Exponent, Inc.	21,765	1,800

First Advantage Corp.	22,838	370

FiscalNote Holdings, Inc.*	30,543	41

Forrester Research, Inc.*	5,377	116

Franklin Covey Co.*	5,114	201

Heidrick & Struggles International, Inc.	8,528	287

HireQuest, Inc.	1,761	23

HireRight Holdings Corp.*	5,509	79

Huron Consulting Group, Inc.*	8,069	780

IBEX Holdings Ltd.*	4,394	68

ICF International, Inc.	8,065	1,215

Innodata, Inc.*	10,238	68

Insperity, Inc.	15,285	1,675

Kelly Services, Inc., Class A	13,381	335

Kforce, Inc.	8,175	576

Korn Ferry	22,484	1,478

Legalzoom.com, Inc.*	57,463	766

Maximus, Inc.	26,263	2,203

Mistras Group, Inc.*	9,180	88

NV5 Global, Inc.*	5,915	580

Parsons Corp.*	17,844	1,480

Planet Labs PBC*	72,583	185

Resources Connection, Inc.	13,437	177

Skillsoft Corp.*	1,122	10

Sterling Check Corp.*	12,725	205

TriNet Group, Inc.	13,822	1,831

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Professional Services – 2.4% continued

TrueBlue, Inc.*	12,526	$157

TTEC Holdings, Inc.	9,041	94

Upwork, Inc.*	54,367	666

Verra Mobility Corp.*	58,982	1,473

Willdan Group, Inc.*	5,236	152

		28,683

Real Estate Management & Development – 0.6%

American Realty Investors, Inc.*	369	7

Anywhere Real Estate, Inc.*	47,625	294

Compass, Inc., Class A*	124,514	448

Cushman&WakefieldPLC*	70,814	741

DigitalBridge Group, Inc.	70,004	1,349

Douglas Elliman, Inc.*	30,849	49

eXp World Holdings, Inc.	29,989	310

Forestar Group, Inc.*	7,907	318

FRP Holdings, Inc.*	2,805	172

Kennedy-Wilson Holdings, Inc.	50,698	435

Marcus & Millichap, Inc.	10,001	342

Maui Land & Pineapple Co., Inc.*	3,124	68

Newmark Group, Inc., Class A	59,001	654

Opendoor Technologies, Inc.*	243,738	738

RE/MAX Holdings, Inc., Class A	6,680	59

Redfin Corp.*	46,481	309

RMR Group (The), Inc., Class A	6,339	152

St. Joe (The) Co.	14,768	856

Star Holdings*	5,050	65

Stratus Properties, Inc.*	2,123	48

Tejon Ranch Co.*	8,574	132

Transcontinental Realty Investors, Inc.*	600	23

		7,569

Residential Real Estate Investment Trusts – 0.4%

Apartment Investment and Management Co., Class A*	62,516	512

BRT Apartments Corp.	4,799	80

Centerspace	6,387	365

Clipper Realty, Inc.	3,453	17

Elme Communities	37,334	520

Independence Realty Trust, Inc.	97,550	1,573

NexPoint Residential Trust, Inc.	9,935	320

UMH Properties, Inc.	26,361	428

Veris Residential, Inc.	33,602	511

		4,326

See Notes to the Financial Statements.

EQUITY FUNDS  204  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Retail Real Estate Investment Trusts – 1.1%

Acadia Realty Trust	42,819	$728

Alexander’s, Inc.	893	194

CBL & Associates Properties, Inc.	11,884	272

Getty Realty Corp.	20,799	569

InvenTrust Properties Corp.	28,995	746

Kite Realty Group Trust	94,046	2,039

Macerich (The) Co.	93,428	1,610

NETSTREIT Corp.	30,162	554

Phillips Edison & Co., Inc.	51,606	1,851

Retail Opportunity Investments Corp.	52,447	672

Saul Centers, Inc.	4,835	186

SITE Centers Corp.	82,530	1,209

Tanger, Inc.	44,809	1,323

Urban Edge Properties	49,858	861

Whitestone REIT	20,687	260

		13,074

Semiconductors & Semiconductor Equipment – 2.9%

ACM Research, Inc., Class A*	20,883	609

Aehr Test Systems*	12,344	153

Alpha & Omega Semiconductor Ltd.*	10,289	227

Ambarella, Inc.*	16,460	836

Amkor Technology, Inc.	48,243	1,555

Atomera, Inc.*	10,743	66

Axcelis Technologies, Inc.*	14,047	1,566

CEVA, Inc.*	10,294	234

Cohu, Inc.*	20,314	677

Credo Technology Group Holding Ltd.*	53,383	1,131

Diodes, Inc.*	19,539	1,377

FormFactor, Inc.*	33,362	1,522

Ichor Holdings Ltd.*	12,480	482

Impinj, Inc.*	10,092	1,296

indie Semiconductor, Inc., Class A*	65,894	466

inTEST Corp.*	4,424	59

Kulicke & Soffa Industries, Inc.	24,025	1,209

MACOM Technology Solutions Holdings, Inc.*	23,828	2,279

Maxeon Solar Technologies Ltd.*	10,484	35

MaxLinear, Inc.*	33,106	618

Navitas Semiconductor Corp.*	47,139	225

NVE Corp.	1,995	180

Onto Innovation, Inc.*	21,091	3,819

PDF Solutions, Inc.*	13,123	442

Photronics, Inc.*	26,223	743

Power Integrations, Inc.	24,545	1,756

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Semiconductors & Semiconductor Equipment – 2.9% continued

Rambus, Inc.*	46,396	$2,868

Semtech Corp.*	27,227	748

Silicon Laboratories, Inc.*	13,719	1,972

SiTime Corp.*	7,571	706

SkyWater Technology, Inc.*	8,707	89

SMART Global Holdings, Inc.*	22,129	582

Synaptics, Inc.*	17,058	1,664

Transphorm, Inc.*	14,264	70

Ultra Clean Holdings, Inc.*	19,196	882

Veeco Instruments, Inc.*	21,857	769

		33,912

Software – 6.1%

8x8, Inc.*	55,628	150

A10 Networks, Inc.	29,903	409

ACI Worldwide, Inc.*	46,785	1,554

Adeia, Inc.	45,413	496

Agilysys, Inc.*	8,620	726

Alarm.com Holdings, Inc.*	20,669	1,498

Alkami Technology, Inc.*	17,316	425

Altair Engineering, Inc., Class A*	23,586	2,032

American Software, Inc., Class A	13,317	152

Amplitude, Inc., Class A*	28,985	315

Appfolio, Inc., Class A*	8,294	2,046

Appian Corp., Class A*	17,482	698

Asana, Inc., Class A*	35,290	547

Aurora Innovation, Inc.*	150,775	425

AvePoint, Inc.*	64,466	511

Bit Digital, Inc.*	36,144	104

Blackbaud, Inc.*	18,837	1,397

BlackLine, Inc.*	24,616	1,590

Box, Inc., Class A*	60,550	1,715

Braze, Inc., Class A*	23,143	1,025

C3.ai, Inc., Class A*	35,285	955

Cerence, Inc.*	17,331	273

Cipher Mining, Inc.*	19,005	98

Cleanspark, Inc.*	83,319	1,767

Clear Secure, Inc., Class A	36,092	768

CommVault Systems, Inc.*	19,034	1,931

Consensus Cloud Solutions, Inc.*	8,714	138

CoreCard Corp.*	2,487	27

CS Disco, Inc.*	9,026	73

CXApp, Inc.*	3,755	9

Daily Journal Corp.*	583	211

Digimarc Corp.*	5,871	160

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 205 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Software – 6.1% continued

Digital Turbine, Inc.*	44,235	$116

Domo, Inc., Class B*	13,215	118

E2open Parent Holdings, Inc.*	72,440	322

eGain Corp.*	7,897	51

Enfusion, Inc., Class A*	16,289	151

Envestnet, Inc.*	21,684	1,256

Everbridge, Inc.*	17,976	626

EverCommerce, Inc.*	10,787	102

Expensify, Inc., Class A*	20,321	37

Freshworks, Inc., Class A*	70,090	1,276

Instructure Holdings, Inc.*	8,078	173

Intapp, Inc.*	17,338	595

InterDigital, Inc.	11,089	1,181

Jamf Holding Corp.*	30,808	565

Kaltura, Inc.*	31,956	43

LivePerson, Inc.*	27,138	27

LiveRamp Holdings, Inc.*	27,987	966

Marathon Digital Holdings, Inc.*	96,756	2,185

Matterport, Inc.*	107,825	244

MeridianLink, Inc.*	10,614	198

MicroStrategy, Inc., Class A*	6,392	10,896

Mitek Systems, Inc.*	18,200	257

Model N, Inc.*	16,863	480

N-able, Inc.*	29,966	392

NextNav, Inc.*	24,420	161

Olo, Inc., Class A*	45,798	251

ON24, Inc.	11,652	83

OneSpan, Inc.*	16,643	194

PagerDuty, Inc.*	38,712	878

PowerSchool Holdings, Inc., Class A*	24,161	514

Progress Software Corp.	18,855	1,005

PROS Holdings, Inc.*	19,406	705

Q2 Holdings, Inc.*	24,464	1,286

Qualys, Inc.*	16,051	2,678

Rapid7, Inc.*	26,236	1,287

Red Violet, Inc.*	5,170	101

Rimini Street, Inc.*	20,355	66

Riot Platforms, Inc.*	84,503	1,034

Sapiens International Corp. N.V.	13,163	423

SEMrush Holdings, Inc., Class A*	14,194	188

SolarWinds Corp.*	22,205	280

SoundHound AI, Inc., Class A*	58,285	343

SoundThinking, Inc.*	4,675	74

Sprinklr, Inc., Class A*	44,960	552

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Software – 6.1% continued

Sprout Social, Inc., Class A*	20,779	$1,241

SPS Commerce, Inc.*	15,761	2,914

Tenable Holdings, Inc.*	50,224	2,483

Terawulf, Inc.*	67,952	179

Varonis Systems, Inc.*	46,922	2,213

Verint Systems, Inc.*	26,137	866

Veritone, Inc.*	10,011	53

Viant Technology, Inc., Class A*	5,732	61

Weave Communications, Inc.*	14,503	167

Workiva, Inc.*	21,478	1,821

Xperi, Inc.*	19,299	233

Yext, Inc.*	47,155	284

Zeta Global Holdings Corp., Class A*	60,809	665

Zuora, Inc., Class A*	57,606	525

		72,290

Specialized Real Estate Investment Trusts – 0.4%

Farmland Partners, Inc.	18,988	211

Four Corners Property Trust, Inc.	39,224	960

Gladstone Land Corp.	14,946	199

Outfront Media, Inc.	63,943	1,074

PotlatchDeltic Corp.	34,205	1,608

Safehold, Inc.	21,268	438

Uniti Group, Inc.	101,420	598

		5,088

Specialty Retail – 2.7%

1-800-Flowers.com, Inc., Class A*	11,301	122

Aaron’s (The) Co., Inc.	12,394	93

Abercrombie & Fitch Co., Class A*	21,028	2,635

Academy Sports & Outdoors, Inc.	31,227	2,109

American Eagle Outfitters, Inc.	78,910	2,035

America’s Car-Mart, Inc.*	2,414	154

Arko Corp.	33,253	190

Asbury Automotive Group, Inc.*	8,903	2,099

BARK, Inc.*	52,105	65

Beyond, Inc.*	19,581	703

Big 5 Sporting Goods Corp.	7,387	26

Boot Barn Holdings, Inc.*	13,063	1,243

Buckle (The), Inc.	12,999	524

Build-A-Bear Workshop, Inc.	5,767	172

Caleres, Inc.	14,750	605

Camping World Holdings, Inc., Class A	17,726	494

CarParts.com, Inc.*	19,262	31

Carvana Co.*	44,370	3,901

See Notes to the Financial Statements.

EQUITY FUNDS  206  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Specialty Retail – 2.7% continued

Cato (The) Corp., Class A	6,257	$36

Children’s Place (The), Inc.*	5,662	65

Designer Brands, Inc., Class A	17,507	191

Destination XL Group, Inc.*	22,173	80

Duluth Holdings, Inc., Class B*	4,420	22

Envela Corp.*	4,824	22

EVgo, Inc.*	47,482	119

Foot Locker, Inc.	35,621	1,015

Genesco, Inc.*	4,598	129

Group 1 Automotive, Inc.	5,890	1,721

GrowGeneration Corp.*	22,296	64

Guess?, Inc.	12,213	384

Haverty Furniture Cos., Inc.	6,352	217

Hibbett, Inc.	5,089	391

J Jill, Inc.*	1,974	63

Lands’ End, Inc.*	5,451	59

Lazydays Holdings, Inc.*	1,610	7

Leslie’s, Inc.*	77,376	503

MarineMax, Inc.*	9,600	319

Monro, Inc.	12,995	410

National Vision Holdings, Inc.*	33,122	734

ODP (The) Corp.*	13,764	730

OneWater Marine, Inc., Class A*	5,297	149

PetMed Express, Inc.	7,408	36

Rent the Runway, Inc., Class A*	3,046	1

Revolve Group, Inc.*	17,446	369

Sally Beauty Holdings, Inc.*	46,764	581

Shoe Carnival, Inc.	7,903	290

Signet Jewelers Ltd.	18,869	1,888

Sleep Number Corp.*	9,693	155

Sonic Automotive, Inc., Class A	6,366	363

Sportsman’s Warehouse Holdings, Inc.*	13,903	43

Stitch Fix, Inc., Class A*	35,753	94

ThredUp, Inc., Class A*	28,226	57

Tile Shop Holdings, Inc.*	12,503	88

Tilly’s, Inc., Class A*	8,585	58

Torrid Holdings, Inc.*	6,708	33

Upbound Group, Inc.	22,968	809

Urban Outfitters, Inc.*	27,471	1,193

Warby Parker, Inc., Class A*	36,509	497

Winmark Corp.	1,240	449

Zumiez, Inc.*	6,393	97

		31,732

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Technology Hardware, Storage & Peripherals – 2.1%

CompoSecure, Inc., Class A*	8,161	$59

Corsair Gaming, Inc.*	16,458	203

CPI Card Group, Inc.*	1,419	25

Eastman Kodak Co.*	25,974	129

Immersion Corp.	13,960	104

Intevac, Inc.*	11,604	45

IonQ, Inc.*	70,822	708

Super Micro Computer, Inc.*	21,891	22,111

Turtle Beach Corp.*	6,921	119

Xerox Holdings Corp.	50,747	908

		24,411

Textiles, Apparel & Luxury Goods – 0.5%

Allbirds, Inc., Class A*	31,862	22

Figs, Inc., Class A*	56,379	281

Fossil Group, Inc.*	13,083	13

G-III Apparel Group Ltd.*	17,942	521

Hanesbrands, Inc.*	151,920	881

Kontoor Brands, Inc.	24,237	1,460

Movado Group, Inc.	6,652	186

Oxford Industries, Inc.	6,417	721

Rocky Brands, Inc.	2,741	75

Steven Madden Ltd.	31,960	1,351

Vera Bradley, Inc.*	11,595	79

Wolverine World Wide, Inc.	34,081	382

		5,972

Tobacco – 0.1%

Ispire Technology, Inc.*	6,417	39

Turning Point Brands, Inc.	7,213	212

Universal Corp.	10,350	535

Vector Group Ltd.	62,220	682

		1,468

Trading Companies & Distributors – 2.1%

Alta Equipment Group, Inc.	9,399	122

Applied Industrial Technologies, Inc.	16,623	3,284

Beacon Roofing Supply, Inc.*	27,198	2,666

BlueLinx Holdings, Inc.*	3,673	478

Boise Cascade Co.	17,116	2,625

Custom Truck One Source, Inc.*	25,285	147

Distribution Solutions Group, Inc.*	4,411	157

DNOW, Inc.*	45,387	690

DXP Enterprises, Inc.*	5,688	306

EVI Industries, Inc.	2,715	68

FTAI Aviation Ltd.	42,886	2,886

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 207 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 97.0% continued

Trading Companies & Distributors – 2.1% continued

GATX Corp.	15,336	$2,055

Global Industrial Co.	5,724	256

GMS, Inc.*	17,268	1,681

H&E Equipment Services, Inc.	13,821	887

Herc Holdings, Inc.	12,180	2,050

Hudson Technologies, Inc.*	19,026	209

Karat Packaging, Inc.	2,996	86

McGrath RentCorp	10,644	1,313

MRC Global, Inc.*	35,953	452

Rush Enterprises, Inc., Class A	26,156	1,400

Rush Enterprises, Inc., Class B	3,957	211

Titan Machinery, Inc.*	9,143	227

Transcat, Inc.*	3,513	391

Willis Lease Finance Corp.*	1,313	65

Xometry, Inc., Class A*	14,217	240

		24,952

Water Utilities – 0.4%

American States Water Co.	16,046	1,159

Artesian Resources Corp., Class A	3,748	139

Cadiz, Inc.*	14,878	43

California Water Service Group	25,025	1,163

Consolidated Water Co. Ltd.	6,528	191

Global Water Resources, Inc.	4,396	57

Middlesex Water Co.	7,475	392

Pure Cycle Corp.*	9,649	92

SJW Group	13,862	785

York Water (The) Co.	6,322	229

		4,250

Wireless Telecommunication Services – 0.1%

Gogo, Inc.*	29,323	258

Spok Holdings, Inc.	7,714	123

Telephone and Data Systems, Inc.	43,017	689

		1,070

Total Common Stocks

(Cost $693,632)		1,147,735

RIGHTS – 0.0%

Biotechnology – 0.0%

Aduro Biotech, Inc. (Contingent Value Rights)(1) *	7,412	—

Cartesian Therapeutics, Inc. (Contingent Value Rights)(1) *	50,322	—

Chinook Therapeutics, Inc. (Contingent Value Rights)(1) (2) *	26,398	—

	NUMBER OF SHARES	VALUE (000S)

RIGHTS - 0.0% continued

Biotechnology – 0.0% continued

Oncternal Therapeutics, Inc. (Contingent Value Rights)(1) (2) *	398	$—

Tobira Therapeutics, Inc. (Contingent Value Rights)(1) (2) *	5,175	—

		—

Oil, Gas & Consumable Fuels – 0.0%

Empire Petroleum Corp.(1) *	5,664	—

Total Rights

(Cost $40)		—

OTHER – 0.0%

Escrow DLB Oil & Gas, Inc.(1) *	1,200	—

Escrow Petrocorp, Inc.(1) *	420	—

Total Other

(Cost $—)		—

INVESTMENT COMPANIES – 2.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(3) (4)	30,995,941	30,996

Total Investment Companies

(Cost $30,996)		30,996

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 5.23%, 4/11/24(5) (6)	$2,070	$2,067

Total Short-Term Investments

(Cost $2,067)		2,067

Total Investments – 99.8%

(Cost $726,735)		1,180,798

Other Assets less Liabilities – 0.2%		2,661

NET ASSETS – 100.0%		$1,183,459

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(2)

Restricted security that has been deemed illiquid. At March 31, 2024, the value of this restricted illiquid security amounted to $0 or 0.0% of net assets. Additional information on this restricted illiquid security is as follows:

See Notes to the Financial Statements.

EQUITY FUNDS  208  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Chinook Therapeutics, Inc. (Contingent Value Rights)	8/14/23	$—

Oncternal Therapeutics, Inc. (Contingent Value Rights)	6/10/19	—

Tobira Therapeutics, Inc. (Contingent Value Rights)	11/2/16	40

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2024 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	330	$35,407	Long	6/24	$726

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	97.0%

Rights	0.0%

Other	0.0%

Investment Companies	2.6%

Short-Term Investments	0.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$1,147,735	$—	$—	$1,147,735

Rights(1)	—	—	—	—

Investment Companies	30,996	—	—	30,996

Short-Term Investments	—	2,067	—	2,067

Total Investments	$1,178,731	$2,067	$—	$1,180,798
OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$726	$—	$—	$726

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  209   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.0%

Aerospace & Defense – 1.0%

AAR Corp.*	44,682	$2,675

Moog, Inc., Class A	50,351	8,039

Triumph Group, Inc.*	7,838	118

		10,832

Automobile Components – 1.3%

Adient PLC*	97,991	3,226

American Axle & Manufacturing Holdings, Inc.*	12,078	89

Dana, Inc.	31,066	394

Goodyear Tire & Rubber (The) Co.*	269,312	3,698

Modine Manufacturing Co.*	38,508	3,665

Standard Motor Products, Inc.	96,710	3,245

		14,317

Banks – 16.2%

Amalgamated Financial Corp.	37,183	892

Atlantic Union Bankshares Corp.	107,032	3,779

Axos Financial, Inc.*	119,547	6,460

BancFirst Corp.	73,205	6,444

Bancorp (The), Inc.*	66,589	2,228

Banner Corp.	46,036	2,210

Berkshire Hills Bancorp, Inc.	51,341	1,177

Brookline Bancorp, Inc.	124,590	1,241

Cadence Bank	155,767	4,517

Cathay General Bancorp	145,279	5,496

Central Pacific Financial Corp.	56,018	1,106

City Holding Co.	77,889	8,118

Civista Bancshares, Inc.	18,803	289

CNB Financial Corp.	24,226	494

Community Trust Bancorp, Inc.	102,347	4,365

ConnectOne Bancorp, Inc.	41,967	818

Customers Bancorp, Inc.*	12,619	670

CVB Financial Corp.	154,081	2,749

Dime Community Bancshares, Inc.	20,877	402

Financial Institutions, Inc.	45,720	860

First BanCorp (New York Exchange)	590,525	10,358

First Business Financial Services, Inc.	21,838	819

First Commonwealth Financial Corp.	197,055	2,743

First Financial Bancorp	155,687	3,491

First Financial Corp.	25,927	994

First Hawaiian, Inc.	13,429	295

First Merchants Corp.	72,758	2,539

Fulton Financial Corp.	153,088	2,433

Glacier Bancorp, Inc.	41,581	1,675

Hancock Whitney Corp.	103,252	4,754

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Banks – 16.2% continued

Heritage Financial Corp.	50,871	$986

Home BancShares, Inc.	280,713	6,897

Horizon Bancorp, Inc.	46,310	594

Independent Bank Corp.	111,627	5,807

Independent Bank Corp. (NASDAQ Exchange)	25,625	650

International Bancshares Corp.	100,478	5,641

Lakeland Bancorp, Inc.	201,944	2,444

Lakeland Financial Corp.	98,423	6,527

Mercantile Bank Corp.	18,832	725

Metropolitan Bank Holding Corp.*	8,776	338

NBT Bancorp, Inc.	156,736	5,749

OFG Bancorp	92,018	3,387

Old Second Bancorp, Inc.	31,724	439

Pacific Premier Bancorp, Inc.	97,091	2,330

Park National Corp.	25,023	3,399

Peapack-Gladstone Financial Corp.	23,935	582

Preferred Bank	26,577	2,040

Premier Financial Corp.	22,231	451

Renasant Corp.	67,883	2,126

S&T Bancorp, Inc.	4,112	132

Sandy Spring Bancorp, Inc.	69,514	1,611

Sierra Bancorp	85,866	1,735

Southern Missouri Bancorp, Inc.	10,949	479

SouthState Corp.	76,852	6,535

Summit Financial Group, Inc.	15,411	419

Texas Capital Bancshares, Inc.*	41,625	2,562

TriCo Bancshares	93,946	3,455

TrustCo Bank Corp. NY	39,215	1,104

Trustmark Corp.	117,153	3,293

United Community Banks, Inc.	226,728	5,968

Univest Financial Corp.	50,644	1,054

Veritex Holdings, Inc.	54,914	1,125

WaFd, Inc.	164,685	4,781

WesBanco, Inc.	116,948	3,486

WSFS Financial Corp.	129,836	5,861

		179,128

Biotechnology – 2.4%

4D Molecular Therapeutics, Inc.*	12,964	413

ADMA Biologics, Inc.*	23,434	155

Agios Pharmaceuticals, Inc.*	35,866	1,049

Akero Therapeutics, Inc.*	29,046	734

Arcellx, Inc.*	5,060	352

Arcturus Therapeutics Holdings, Inc.*	13,154	444

See Notes to the Financial Statements.

EQUITY FUNDS  210  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Biotechnology – 2.4% continued

Ardelyx, Inc.*	23,957	$175

Bluebird Bio, Inc.*	41,477	53

Bridgebio Pharma, Inc.*	62,561	1,934

Caribou Biosciences, Inc.*	23,918	123

Catalyst Pharmaceuticals, Inc.*	205,424	3,274

Celldex Therapeutics, Inc.*	6,022	253

Chimerix, Inc.*	358,565	380

Cogent Biosciences, Inc.*	8,931	60

Crinetics Pharmaceuticals, Inc.*	5,697	267

Cytokinetics, Inc.*	53,226	3,732

Editas Medicine, Inc.*	35,684	265

Geron Corp.*	48,737	161

Ideaya Biosciences, Inc.*	34,519	1,515

Intellia Therapeutics, Inc.*	38,720	1,065

iTeos Therapeutics, Inc.*	3,823	52

Janux Therapeutics, Inc.*	16,306	614

KalVista Pharmaceuticals, Inc.*	16,921	201

Kiniksa Pharmaceuticals Ltd., Class A*	12,574	248

Kura Oncology, Inc.*	8,412	179

MacroGenics, Inc.*	154,467	2,274

Myriad Genetics, Inc.*	26,267	560

Nurix Therapeutics, Inc.*	18,493	272

Nuvalent, Inc., Class A*	20,029	1,504

PDL BioPharma, Inc.(1) *	1,029,654	1,225

REGENXBIO, Inc.*	10,100	213

Rhythm Pharmaceuticals, Inc.*	7,129	309

Rocket Pharmaceuticals, Inc.*	8,673	233

Twist Bioscience Corp.*	22,275	764

Tyra Biosciences, Inc.*	16,589	272

Veracyte, Inc.*	7,636	169

Verve Therapeutics, Inc.*	24,140	320

Xencor, Inc.*	36,456	807

		26,620

Building Products – 0.7%

American Woodmark Corp.*	1,753	178

JELD-WEN Holding, Inc.*	8,960	191

UFP Industries, Inc.	63,655	7,830

		8,199

Capital Markets – 0.3%

BGC Group, Inc., Class A	35,688	277

Brightsphere Investment Group, Inc.	4,368	100

Donnelley Financial Solutions, Inc.*	39,359	2,441

		2,818

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Chemicals – 2.1%

AdvanSix, Inc.	2,906	$83

Ecovyst, Inc.*	12,669	141

Innospec, Inc.	77,790	10,030

Mativ Holdings, Inc.	11,007	206

Minerals Technologies, Inc.	96,368	7,255

Sensient Technologies Corp.	70,366	4,869

Tronox Holdings PLC	16,525	287

		22,871

Commercial Services & Supplies – 1.1%

ABM Industries, Inc.	95,224	4,249

Ennis, Inc.	54,805	1,124

GEO Group (The), Inc.*	13,089	185

NL Industries, Inc.	30,797	226

UniFirst Corp.	35,456	6,149

		11,933

Communications Equipment – 0.3%

Digi International, Inc.*	93,721	2,992

Construction & Engineering – 2.2%

Arcosa, Inc.	86,434	7,421

EMCOR Group, Inc.	35,948	12,589

Granite Construction, Inc.	4,610	264

Sterling Infrastructure, Inc.*	32,846	3,623

		23,897

Construction Materials – 1.0%

Summit Materials, Inc., Class A*	252,745	11,265

Consumer Finance – 2.0%

Encore Capital Group, Inc.*	97,982	4,469

Enova International, Inc.*	82,652	5,193

Navient Corp.	204,546	3,559

Nelnet, Inc., Class A	58,208	5,509

PROG Holdings, Inc.	33,349	1,149

Regional Management Corp.	12,965	314

World Acceptance Corp.*	15,864	2,300

		22,493

Consumer Staples Distribution & Retail – 1.4%

Andersons (The), Inc.	212,060	12,166

Ingles Markets, Inc., Class A	36,938	2,832

		14,998

Containers & Packaging – 0.0%

O-I Glass, Inc.*	16,275	270

Pactiv Evergreen, Inc.	18,797	269

		539

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 211 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Diversified Real Estate Investment Trusts – 1.2%

American Assets Trust, Inc.	103,995	$2,279

Broadstone Net Lease, Inc.	104,443	1,637

Empire State Realty Trust, Inc., Class A	279,849	2,835

Essential Properties Realty Trust, Inc.	173,079	4,614

One Liberty Properties, Inc.	104,136	2,352

		13,717

Diversified Telecommunication Services – 0.3%

Bandwidth, Inc., Class A*	9,198	168

IDT Corp., Class B	2,525	95

Iridium Communications, Inc.	120,490	3,152

		3,415

Electric Utilities – 1.0%

Otter Tail Corp.	132,373	11,437

Electrical Equipment – 2.1%

Encore Wire Corp.	60,852	15,991

EnerSys	63,103	5,961

Preformed Line Products Co.	8,467	1,089

Thermon Group Holdings, Inc.*	3,533	115

		23,156

Electronic Equipment, Instruments & Components – 3.2%

Insight Enterprises, Inc.*	59,646	11,066

PC Connection, Inc.	164,588	10,851

Sanmina Corp.*	121,552	7,558

Vishay Intertechnology, Inc.	257,286	5,835

		35,310

Energy Equipment & Services – 1.5%

Archrock, Inc.	160,721	3,161

DMC Global, Inc.*	5,989	117

Helmerich & Payne, Inc.	95,458	4,015

Liberty Energy, Inc.	72,160	1,495

Nabors Industries Ltd.*	2,962	255

Newpark Resources, Inc.*	302,755	2,186

Oil States International, Inc.*	44,504	274

Patterson-UTI Energy, Inc.	123,104	1,470

ProFrac Holding Corp., Class A*	48,755	408

ProPetro Holding Corp.*	271,556	2,194

RPC, Inc.	87,921	681

Solaris Oilfield Infrastructure, Inc., Class A	9,851	85

U.S. Silica Holdings, Inc.*	23,216	288

		16,629

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Financial Services – 2.6%

Alerus Financial Corp.	18,283	$399

Finance of America Cos., Inc., Class A*	55,177	40

Merchants Bancorp	4,559	197

Mr Cooper Group, Inc.*	97,304	7,585

Pagseguro Digital Ltd., Class A*	22,052	315

PennyMac Financial Services, Inc.	83,827	7,636

Radian Group, Inc.	250,765	8,393

Walker & Dunlop, Inc.	40,319	4,075

		28,640

Food Products – 0.1%

Adecoagro S.A.	11,301	125

Seneca Foods Corp., Class A*	8,036	457

		582

Ground Transportation – 1.3%

ArcBest Corp.	102,491	14,605

Universal Logistics Holdings, Inc.	2,773	102

		14,707

Health Care Equipment & Supplies – 1.0%

Artivion, Inc.*	5,156	109

Avanos Medical, Inc.*	10,846	216

Lantheus Holdings, Inc.*	68,918	4,289

LivaNova PLC*	12,486	699

Neogen Corp.*	281,796	4,447

Varex Imaging Corp.*	49,951	904

Zimvie, Inc.*	54,160	893

		11,557

Health Care Providers & Services – 2.3%

Accolade, Inc.*	61,410	644

AdaptHealth Corp.*	14,206	163

ATI Physical Therapy, Inc.(2) *	1	—

Brookdale Senior Living, Inc.*	93,206	616

Castle Biosciences, Inc.*	6,182	137

Community Health Systems, Inc.*	52,509	184

Cross Country Healthcare, Inc.*	7,956	149

Fulgent Genetics, Inc.*	6,899	150

Innovage Holding Corp.*	146,741	652

LifeStance Health Group, Inc.*	125,192	772

National HealthCare Corp.	48,237	4,559

NeoGenomics, Inc.*	147,553	2,320

OPKO Health, Inc.*	301,165	361

Option Care Health, Inc.*	140,370	4,708

Owens & Minor, Inc.*	81,821	2,267

Patterson Cos., Inc.	189,781	5,247

See Notes to the Financial Statements.

EQUITY FUNDS  212  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Health Care Providers & Services – 2.3% continued

PetIQ, Inc.*	6,849	$125

Premier, Inc., Class A	15,181	335

Select Medical Holdings Corp.	29,643	894

Surgery Partners, Inc.*	24,835	741

		25,024

Health Care Real Estate Investment Trusts – 0.8%

CareTrust REIT, Inc.	149,515	3,644

National Health Investors, Inc.	80,649	5,067

		8,711

Health Care Technology – 0.5%

Evolent Health, Inc., Class A*	76,467	2,508

Multiplan Corp.*	81,706	66

TruBridge, Inc.*	15,272	141

Veradigm, Inc.*	306,383	2,359

		5,074

Hotel & Resort Real Estate Investment Trusts – 1.9%

Apple Hospitality REIT, Inc.	121,082	1,983

Chatham Lodging Trust	32,971	333

DiamondRock Hospitality Co.	341,946	3,286

RLJ Lodging Trust	107,508	1,271

Ryman Hospitality Properties, Inc.	49,262	5,695

Service Properties Trust	293,878	1,993

Summit Hotel Properties, Inc.	72,210	470

Sunstone Hotel Investors, Inc.	376,865	4,198

Xenia Hotels & Resorts, Inc.	88,908	1,335

		20,564

Hotels, Restaurants & Leisure – 0.6%

Brinker International, Inc.*	6,225	310

International Game Technology PLC	161,717	3,653

Life Time Group Holdings, Inc.*	20,563	319

RCI Hospitality Holdings, Inc.	9,654	560

Red Rock Resorts, Inc., Class A	29,674	1,775

		6,617

Household Durables – 6.2%

Beazer Homes U.S.A., Inc.*	129,889	4,261

Century Communities, Inc.	59,906	5,781

Ethan Allen Interiors, Inc.	125,115	4,325

Hooker Furnishings Corp.	68,403	1,642

KB Home	124,113	8,797

M/I Homes, Inc.*	32,668	4,452

Meritage Homes Corp.	57,986	10,174

Taylor Morrison Home Corp.*	219,845	13,668

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Household Durables – 6.2% continued

Tri Pointe Homes, Inc.*	398,850	$15,420

Worthington Enterprises, Inc.	5,241	326

		68,846

Industrial Real Estate Investment Trusts – 1.1%

Innovative Industrial Properties, Inc.	42,035	4,352

LXP Industrial Trust	193,133	1,742

Terreno Realty Corp.	96,960	6,438

		12,532

Insurance – 4.6%

American Equity Investment Life Holding Co.*	308,905	17,367

CNO Financial Group, Inc.	444,449	12,214

Employers Holdings, Inc.	196,044	8,898

Genworth Financial, Inc., Class A*	477,234	3,069

James River Group Holdings Ltd.	4,025	37

Selective Insurance Group, Inc.	64,335	7,023

Stewart Information Services Corp.	27,942	1,818

		50,426

Interactive Media & Services – 0.0%

Cars.com, Inc.*	7,023	120

DHI Group, Inc.*	56,746	145

		265

Leisure Products – 0.8%

Acushnet Holdings Corp.	66,950	4,415

Topgolf Callaway Brands Corp.*	136,718	2,211

Vista Outdoor, Inc.*	61,180	2,006

		8,632

Life Sciences Tools & Services – 0.2%

BioLife Solutions, Inc.*	5,460	101

CryoPort, Inc.*	127	2

Harvard Bioscience, Inc.*	42,425	180

Nautilus Biotechnology, Inc.*	48,671	143

Omniab, Inc.(1) *	6,939	—

Omniab, Inc. (NASDAQ Exchange)(1) *	6,939	—

Pacific Biosciences of California, Inc.*	221,461	831

Quanterix Corp.*	18,525	436

Standard BioTools, Inc.*	103,312	280

		1,973

Machinery – 2.1%

Alamo Group, Inc.	19,975	4,561

Barnes Group, Inc.	86,745	3,222

Chart Industries, Inc.*	17,950	2,957

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  213  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Machinery – 2.1% continued

Enpro, Inc.	7,659	$1,293

Kennametal, Inc.	8,491	212

Standex International Corp.	57,818	10,536

Terex Corp.	7,117	458

Wabash National Corp.	5,026	150

		23,389

Marine Transportation – 0.6%

Costamare, Inc.	74,992	851

Golden Ocean Group Ltd.	21,138	274

Matson, Inc.	43,180	4,853

Star Bulk Carriers Corp.	10,847	259

		6,237

Media – 1.4%

PubMatic, Inc., Class A*	4,500	107

Scholastic Corp.	93,349	3,520

Sinclair, Inc.	4,139	56

Stagwell, Inc.*	288	2

TEGNA, Inc.	758,124	11,326

Thryv Holdings, Inc.*	3,634	81

		15,092

Metals & Mining – 2.9%

Alpha Metallurgical Resources, Inc.	1,526	505

Arch Resources, Inc.	1,968	317

Carpenter Technology Corp.	5,114	365

Commercial Metals Co.	313,599	18,430

Ferroglobe PLC	19,762	99

Materion Corp.	46,186	6,085

Radius Recycling, Inc.	51,223	1,082

Ryerson Holding Corp.	44,098	1,477

Warrior Met Coal, Inc.	60,473	3,671

Worthington Steel, Inc.	5,241	188

		32,219

Mortgage Real Estate Investment Trusts – 0.7%

Blackstone Mortgage Trust, Inc., Class A	167,796	3,341

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	25,698	730

Ladder Capital Corp.	283,384	3,154

		7,225

Multi-Utilities – 0.3%

Northwestern Energy Group, Inc.	63,213	3,219

Office Real Estate Investment Trusts – 0.6%

Brandywine Realty Trust	115,897	556

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Office Real Estate Investment Trusts – 0.6% continued

COPT Defense Properties	70,940	$1,715

Equity Commonwealth*	167,102	3,155

Paramount Group, Inc.	146,729	688

Piedmont Office Realty Trust, Inc., Class A	83,521	587

		6,701

Oil, Gas & Consumable Fuels – 8.5%

Amplify Energy Corp.*	27,140	179

Ardmore Shipping Corp.	17,804	292

Berry Corp.	223,189	1,797

California Resources Corp.	112,136	6,179

Callon Petroleum Co.*	42,907	1,534

Civitas Resources, Inc.	124,129	9,423

Clean Energy Fuels Corp.*	212,580	570

CNX Resources Corp.*	227,309	5,392

Comstock Resources, Inc.	85,096	790

CONSOL Energy, Inc.	14,319	1,199

Delek U.S. Holdings, Inc.	97,929	3,010

DHT Holdings, Inc.	521,626	5,999

Dorian LPG Ltd.	4,254	164

Green Plains, Inc.*	141,954	3,282

Hallador Energy Co.*	13,654	73

Kinetik Holdings, Inc.	15,044	600

Matador Resources Co.	125,370	8,371

Murphy Oil Corp.	145,394	6,644

Nordic American Tankers Ltd.	22,014	86

Northern Oil & Gas, Inc.	28,181	1,118

Overseas Shipholding Group, Inc., Class A	23,998	154

Par Pacific Holdings, Inc.*	24,856	921

PBF Energy, Inc., Class A	92,604	5,331

Peabody Energy Corp.	294,182	7,137

Permian Resources Corp.	361,429	6,383

REX American Resources Corp.*	30,294	1,779

Riley Exploration Permian, Inc.	8,317	274

Ring Energy, Inc.*	59,839	117

Scorpio Tankers, Inc.	63,782	4,564

SM Energy Co.	85,535	4,264

Talos Energy, Inc.*	25,319	353

Teekay Corp.*	39,571	288

Teekay Tankers Ltd., Class A	70,562	4,121

Uranium Energy Corp.*	115,112	777

See Notes to the Financial Statements.

EQUITY FUNDS  214  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Oil, Gas & Consumable Fuels – 8.5% continued

Vital Energy, Inc.*	5,156	$271

W&T Offshore, Inc.	101,999	270

		93,706

Pharmaceuticals – 1.4%

Amneal Pharmaceuticals, Inc.*	95,294	577

Amphastar Pharmaceuticals, Inc.*	6,214	273

ANI Pharmaceuticals, Inc.*	4,075	282

Fulcrum Therapeutics, Inc.*	24,073	227

Intra-Cellular Therapies, Inc.*	43,655	3,021

Ligand Pharmaceuticals, Inc.*	17,097	1,250

Phibro Animal Health Corp., Class A	7,322	95

Prestige Consumer Healthcare, Inc.*	109,076	7,914

Supernus Pharmaceuticals, Inc.*	61,059	2,083

Theravance Biopharma, Inc.*	14,705	132

		15,854

Professional Services – 1.2%

Barrett Business Services, Inc.	19,725	2,499

ICF International, Inc.	48,245	7,267

Korn Ferry	56,275	3,701

		13,467

Real Estate Management & Development – 0.2%

Marcus & Millichap, Inc.	25,098	858

Newmark Group, Inc., Class A	103,499	1,148

RMR Group (The), Inc., Class A	4,842	116

		2,122

Residential Real Estate Investment Trusts – 0.2%

BRT Apartments Corp.	26,143	439

Veris Residential, Inc.	150,760	2,293

		2,732

Retail Real Estate Investment Trusts – 1.6%

Getty Realty Corp.	61,154	1,672

Kimco Realty Corp.	86,435	1,695

Kite Realty Group Trust	220,142	4,773

Phillips Edison & Co., Inc.	90,434	3,244

SITE Centers Corp.	271,811	3,982

Urban Edge Properties	121,934	2,106

Whitestone REIT	47,804	600

		18,072

Semiconductors & Semiconductor Equipment – 3.7%

Amkor Technology, Inc.	343,807	11,084

Diodes, Inc.*	54,587	3,849

Onto Innovation, Inc.*	42,107	7,625

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Semiconductors & Semiconductor Equipment – 3.7% continued

Photronics, Inc.*	308,451	$8,735

Rambus, Inc.*	161,734	9,997

		41,290

Specialized Real Estate Investment Trusts – 0.4%

Farmland Partners, Inc.	31,919	354

PotlatchDeltic Corp.	85,356	4,014

		4,368

Specialty Retail – 3.1%

Aaron’s (The) Co., Inc.	54,136	406

American Eagle Outfitters, Inc.	19,759	510

Buckle (The), Inc.	52,078	2,097

Destination XL Group, Inc.*	24,408	88

Foot Locker, Inc.	9,840	280

Genesco, Inc.*	5,633	159

Group 1 Automotive, Inc.	31,969	9,342

Guess?, Inc.	5,741	181

Haverty Furniture Cos., Inc.	120,198	4,101

Lands’ End, Inc.*	34,607	377

ODP (The) Corp.*	133,832	7,100

Shoe Carnival, Inc.	113,986	4,176

Signet Jewelers Ltd.	4,791	479

Sleep Number Corp.*	8,576	137

Sonic Automotive, Inc., Class A	82,623	4,705

Torrid Holdings, Inc.*	40,470	198

		34,336

Textiles, Apparel & Luxury Goods – 0.3%

Figs, Inc., Class A*	100,253	499

Movado Group, Inc.	73,881	2,064

Rocky Brands, Inc.	7,164	194

		2,757

Trading Companies & Distributors – 3.5%

Beacon Roofing Supply, Inc.*	43,042	4,219

BlueLinx Holdings, Inc.*	958	125

Boise Cascade Co.	102,510	15,722

DNOW, Inc.*	11,644	177

DXP Enterprises, Inc.*	68,068	3,657

GATX Corp.	44,421	5,953

GMS, Inc.*	49,002	4,770

Rush Enterprises, Inc., Class A	80,732	4,321

		38,944

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  215  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.0% continued

Wireless Telecommunication Services – 0.0%

Gogo, Inc.*	13,419	$118

Total Common Stocks

(Cost $507,659)		1,082,564

RIGHTS – 0.0%

Biotechnology – 0.0%

Chinook Therapeutics, Inc. (Contingent Value Rights)(1) (3) *	89,437	—

Pharmaceuticals – 0.0%

AstraZeneca PLC(1) *	28,202	—

Total Rights

(Cost $—)		—

OTHER – 0.0%

Escrow DLB Oil & Gas, Inc.(1) *	2,100	—

Escrow Spirit MTA REIT(1) *	17,083	—

Total Other

(Cost $—)		—

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

Nabors Industries Ltd., Exp. 6/11/26, Strike $166.67*	6,861	$56

Total Warrants

(Cost $—)		56

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(4) (5)	20,375,445	$20,375

Total Investment Companies

(Cost $20,375)		20,375

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 5.28%, 4/11/24(6) (7)	$1,285	$1,283

Total Short-Term Investments

(Cost $1,283)		1,283

Total Investments – 99.9%

(Cost $529,317)		1,104,278

Other Assets less Liabilities – 0.1%		744

NET ASSETS – 100.0%		$1,105,022

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(2)	Value rounds to less than one thousand.

(3)	Restricted security that has been deemed illiquid. At March 31, 2024, the value of this restricted illiquid security amounted to $0 or 0.0% of net assets.
Additional	information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Chinook Therapeutics, Inc. (Contingent Value Rights)	8/14/23	$—

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(5)	7-day current yield as of March 31, 2024 is disclosed.

(6)	Discount rate at the time of purchase.

(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS  216  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini Russell 2000 Index	167	$17,918	Long	6/24	$369

E-Mini S&P 500	16	4,247	Long	6/24	81

Total					$450

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	98.0%

Rights	0.0%

Other	0.0%

Warrants	0.0%

Investment Companies	1.8%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks:

Biotechnology	$25,395	$—	$1,225	$26,620

All Other Industries(1)	1,055,944	—	—	1,055,944

Total Common Stocks	1,081,339	—	1,225	1,082,564
Warrants	56	—	—	56

Investment Companies	20,375	—	—	20,375

Short-Term Investments	—	1,283	—	1,283

Total Investments	$1,101,770	$1,283	$1,225	$1,104,278

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$450	$—	$—	$450

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  217  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 98.4%

Aerospace & Defense – 1.5%

Axon Enterprise, Inc.*	20,281	$6,345

Boeing (The) Co.*	170,462	32,897

General Dynamics Corp.	66,690	18,839

Howmet Aerospace, Inc.	113,149	7,743

Huntington Ingalls Industries, Inc.	12,421	3,620

L3Harris Technologies, Inc.	55,995	11,933

Lockheed Martin Corp.	64,277	29,238

Northrop Grumman Corp.	41,967	20,088

RTX Corp.	395,959	38,618

Textron, Inc.	60,294	5,784

TransDigm Group, Inc.	16,339	20,123

		195,228

Air Freight & Logistics – 0.4%

C.H. Robinson Worldwide, Inc.	32,051	2,440

Expeditors International of Washington, Inc.	44,575	5,419

FedEx Corp.	68,999	19,992

United Parcel Service, Inc., Class B	215,896	32,089

		59,940

Automobile Components – 0.1%

Aptiv PLC*	80,345	6,400

BorgWarner, Inc.	62,218	2,161

		8,561

Automobiles – 1.3%

Ford Motor Co.	1,142,261	15,169

General Motors Co.	347,593	15,763

Tesla, Inc.*	823,447	144,754

		175,686

Banks – 3.3%

Bank of America Corp.	2,038,010	77,281

Citigroup, Inc.	563,785	35,654

Citizens Financial Group, Inc.	132,654	4,814

Comerica, Inc.	40,643	2,235

Fifth Third Bancorp	207,458	7,720

Huntington Bancshares, Inc.	415,378	5,795

JPMorgan Chase & Co.	858,285	171,915

KeyCorp	277,379	4,385

M&T Bank Corp.	48,009	6,982

PNC Financial Services Group (The), Inc.	116,844	18,882

Regions Financial Corp.	265,517	5,586

Truist Financial Corp.	394,970	15,396

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Banks – 3.3% continued

U.S. Bancorp	457,825	$20,465

Wells Fargo & Co.	1,071,503	62,104

		439,214

Beverages – 1.4%

Brown-Forman Corp., Class B	50,085	2,585

Coca-Cola (The) Co.	1,151,637	70,457

Constellation Brands, Inc., Class A	48,486	13,176

Keurig Dr. Pepper, Inc.	302,468	9,277

Molson Coors Beverage Co., Class B	57,690	3,880

Monster Beverage Corp.*	222,198	13,172

PepsiCo, Inc.	406,742	71,184

		183,731

Biotechnology – 1.9%

AbbVie, Inc.	522,928	95,225

Amgen, Inc.	158,552	45,079

Biogen, Inc.*	42,149	9,089

Gilead Sciences, Inc.	367,216	26,899

Incyte Corp.*	51,928	2,958

Moderna, Inc.*	100,214	10,679

Regeneron Pharmaceuticals, Inc.*	31,555	30,371

Vertex Pharmaceuticals, Inc.*	76,897	32,144

		252,444

Broadline Retail – 3.8%

Amazon.com, Inc.*	2,711,866	489,166

eBay, Inc.	157,859	8,332

Etsy, Inc.*	32,816	2,255

		499,753

Building Products – 0.5%

A.O. Smith Corp.	38,427	3,438

Allegion PLC	24,593	3,313

Builders FirstSource, Inc.*	35,634	7,431

Carrier Global Corp.	246,305	14,318

Johnson Controls International PLC	202,758	13,244

Masco Corp.	63,933	5,043

Trane Technologies PLC	68,214	20,478

		67,265

Capital Markets – 2.8%

Ameriprise Financial, Inc.	30,210	13,245

Bank of New York Mellon (The) Corp.	228,900	13,189

BlackRock, Inc.	41,694	34,760

Blackstone, Inc.	211,929	27,841

Cboe Global Markets, Inc.	32,289	5,933

See Notes to the Financial Statements.

EQUITY FUNDS  218  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Capital Markets – 2.8% continued

Charles Schwab (The) Corp.	438,769	$31,741

CME Group, Inc.	107,494	23,142

FactSet Research Systems, Inc.	10,899	4,952

Franklin Resources, Inc.	82,093	2,308

Goldman Sachs Group (The), Inc.	97,194	40,597

Intercontinental Exchange, Inc.	168,908	23,213

Invesco Ltd.	120,921	2,006

MarketAxess Holdings, Inc.	10,376	2,275

Moody’s Corp.	47,128	18,523

Morgan Stanley	374,057	35,221

MSCI, Inc.	23,271	13,042

Nasdaq, Inc.	112,776	7,116

Northern Trust Corp.(1)	58,476	5,200

Raymond James Financial, Inc.	54,368	6,982

S&P Global, Inc.	95,814	40,764

State Street Corp.	92,030	7,116

T. Rowe Price Group, Inc.	66,445	8,101

		367,267

Chemicals – 1.5%

Air Products and Chemicals, Inc.	65,183	15,792

Albemarle Corp.	33,545	4,419

Celanese Corp.	30,093	5,172

CF Industries Holdings, Inc.	57,281	4,766

Corteva, Inc.	204,755	11,808

Dow, Inc.	211,811	12,270

DuPont de Nemours, Inc.	130,355	9,994

Eastman Chemical Co.	36,928	3,701

Ecolab, Inc.	76,156	17,584

FMC Corp.	40,075	2,553

International Flavors & Fragrances, Inc.	73,370	6,309

Linde PLC	144,184	66,948

LyondellBasell Industries N.V., Class A	76,971	7,873

Mosaic (The) Co.	90,799	2,947

PPG Industries, Inc.	69,576	10,082

Sherwin-Williams (The) Co.	70,422	24,460

		206,678

Commercial Services & Supplies – 0.6%

Cintas Corp.	25,884	17,783

Copart, Inc.*	259,234	15,015

Republic Services, Inc.	61,709	11,814

Rollins, Inc.	80,309	3,716

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Commercial Services & Supplies – 0.6% continued

Veralto Corp.	63,454	$5,626

Waste Management, Inc.	109,676	23,377

		77,331

Communications Equipment – 0.8%

Arista Networks, Inc.*	74,524	21,611

Cisco Systems, Inc.	1,202,135	59,999

F5, Inc.*	17,244	3,269

Juniper Networks, Inc.	90,261	3,345

Motorola Solutions, Inc.	49,747	17,659

		105,883

Construction & Engineering – 0.1%

Quanta Services, Inc.	43,776	11,373

Construction Materials – 0.2%

Martin Marietta Materials, Inc.	18,667	11,461

Vulcan Materials Co.	39,610	10,810

		22,271

Consumer Finance – 0.5%

American Express Co.	170,598	38,843

Capital One Financial Corp.	113,049	16,832

Discover Financial Services	75,776	9,934

Synchrony Financial	125,261	5,401

		71,010

Consumer Staples Distribution & Retail – 1.8%

Costco Wholesale Corp.	131,554	96,380

Dollar General Corp.	63,939	9,978

Dollar Tree, Inc.*	60,130	8,006

Kroger (The) Co.	192,922	11,022

Sysco Corp.	150,182	12,192

Target Corp.	138,170	24,485

Walgreens Boots Alliance, Inc.	203,295	4,410

Walmart, Inc.	1,267,309	76,254

		242,727

Containers & Packaging – 0.2%

Amcor PLC	408,469	3,885

Avery Dennison Corp.	24,362	5,439

Ball Corp.	90,609	6,103

International Paper Co.	108,081	4,217

Packaging Corp. of America	25,764	4,890

Westrock Co.	72,119	3,566

		28,100

Distributors – 0.1%

Genuine Parts Co.	40,346	6,251

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  219  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Distributors – 0.1% continued

LKQ Corp.	78,751	$4,206

Pool Corp.	11,961	4,826

		15,283

Diversified Telecommunication Services – 0.7%

AT&T, Inc.	2,133,399	37,548

Verizon Communications, Inc.	1,245,350	52,255

		89,803

Electric Utilities – 1.4%

Alliant Energy Corp.	71,747	3,616

American Electric Power Co., Inc.	154,051	13,264

Constellation Energy Corp.	95,947	17,736

Duke Energy Corp.	230,877	22,328

Edison International	111,040	7,854

Entergy Corp.	60,871	6,433

Evergy, Inc.	64,385	3,437

Eversource Energy	100,425	6,002

Exelon Corp.	290,184	10,902

FirstEnergy Corp.	158,410	6,118

NextEra Energy, Inc.	605,533	38,700

NRG Energy, Inc.	66,944	4,531

PG&E Corp.	621,294	10,413

Pinnacle West Capital Corp.	30,908	2,310

PPL Corp.	226,003	6,222

Southern (The) Co.	325,318	23,338

Xcel Energy, Inc.	160,028	8,601

		191,805

Electrical Equipment – 0.7%

AMETEK, Inc.	69,178	12,653

Eaton Corp. PLC	119,138	37,252

Emerson Electric Co.	167,919	19,045

Generac Holdings, Inc.*	16,545	2,087

Hubbell, Inc.	15,935	6,614

Rockwell Automation, Inc.	34,376	10,015

		87,666

Electronic Equipment, Instruments & Components – 0.6%

Amphenol Corp., Class A	178,236	20,560

CDW Corp.	39,431	10,086

Corning, Inc.	225,147	7,421

Jabil, Inc.	36,554	4,896

Keysight Technologies, Inc.*	50,973	7,971

TE Connectivity Ltd.	91,549	13,297

Teledyne Technologies, Inc.*	14,048	6,031

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Electronic Equipment, Instruments & Components – 0.6% continued

Trimble, Inc.*	70,765	$4,554

Zebra Technologies Corp., Class A*	15,925	4,800

		79,616

Energy Equipment & Services – 0.3%

Baker Hughes Co.	290,878	9,744

Halliburton Co.	269,472	10,623

Schlumberger N.V.	419,871	23,013

		43,380

Entertainment – 1.3%

Electronic Arts, Inc.	73,637	9,769

Live Nation Entertainment, Inc.*	40,202	4,252

Netflix, Inc.*	128,760	78,200

Take-Two Interactive Software, Inc.*	47,988	7,126

Walt Disney (The) Co.	543,851	66,546

Warner Bros. Discovery, Inc.*	636,657	5,558

		171,451

Financial Services – 4.2%

Berkshire Hathaway, Inc., Class B*	539,522	226,880

Corpay, Inc.*	21,460	6,621

Fidelity National Information Services, Inc.	173,049	12,837

Fiserv, Inc.*	179,270	28,651

Global Payments, Inc.	78,588	10,504

Jack Henry & Associates, Inc.	20,495	3,561

Mastercard, Inc., Class A	245,277	118,118

PayPal Holdings, Inc.*	320,023	21,438

Visa, Inc., Class A	470,094	131,194

		559,804

Food Products – 0.8%

Archer-Daniels-Midland Co.	155,513	9,768

Bunge Global S.A.	41,044	4,208

Campbell Soup Co.	53,870	2,395

Conagra Brands, Inc.	135,028	4,002

General Mills, Inc.	169,041	11,828

Hershey (The) Co.	43,733	8,506

Hormel Foods Corp.	91,714	3,200

J.M. Smucker (The) Co.	30,175	3,798

Kellanova	74,664	4,277

Kraft Heinz (The) Co.	230,997	8,524

Lamb Weston Holdings, Inc.	44,388	4,729

McCormick & Co., Inc. (Non Voting)	71,805	5,515

See Notes to the Financial Statements.

EQUITY FUNDS  220  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Food Products – 0.8% continued

Mondelez International, Inc., Class A	402,340	$28,164

Tyson Foods, Inc., Class A	88,497	5,197

		104,111

Gas Utilities – 0.0%

Atmos Energy Corp.	46,438	5,520

Ground Transportation – 1.1%

CSX Corp.	591,247	21,918

JB Hunt Transport Services, Inc.	25,076	4,996

Norfolk Southern Corp.	66,295	16,897

Old Dominion Freight Line, Inc.	53,984	11,839

Uber Technologies, Inc.*	608,279	46,831

Union Pacific Corp.	181,505	44,638

		147,119

Health Care Equipment & Supplies – 2.5%

Abbott Laboratories	514,017	58,423

Align Technology, Inc.*	21,513	7,054

Baxter International, Inc.	151,130	6,459

Becton Dickinson & Co.	84,927	21,015

Boston Scientific Corp.*	432,653	29,632

Cooper (The) Cos., Inc.	57,352	5,819

DENTSPLY SIRONA, Inc.	57,090	1,895

Dexcom, Inc.*	115,856	16,069

Edwards Lifesciences Corp.*	177,866	16,997

GE HealthCare Technologies, Inc.	125,692	11,427

Hologic, Inc.*	72,240	5,632

IDEXX Laboratories, Inc.*	24,892	13,440

Insulet Corp.*	19,655	3,369

Intuitive Surgical, Inc.*	104,855	41,847

Medtronic PLC	392,366	34,195

ResMed, Inc.	43,651	8,644

STERIS PLC	28,495	6,406

Stryker Corp.	100,849	36,091

Teleflex, Inc.	13,089	2,960

Zimmer Biomet Holdings, Inc.	60,507	7,986

		335,360

Health Care Providers & Services – 2.6%

Cardinal Health, Inc.	73,873	8,266

Cencora, Inc.	48,956	11,896

Centene Corp.*	156,097	12,250

Cigna Group (The)	86,258	31,328

CVS Health Corp.	370,915	29,584

DaVita, Inc.*	17,385	2,400

Elevance Health, Inc.	70,031	36,314

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Health Care Providers & Services – 2.6% continued

HCA Healthcare, Inc.	59,387	$19,807

Henry Schein, Inc.*	35,951	2,715

Humana, Inc.	35,901	12,448

Laboratory Corp. of America Holdings	25,986	5,677

McKesson Corp.	39,368	21,135

Molina Healthcare, Inc.*	16,843	6,920

Quest Diagnostics, Inc.	32,040	4,265

UnitedHealth Group, Inc.	274,116	135,605

Universal Health Services, Inc., Class B	19,220	3,507

		344,117

Health Care Real Estate Investment Trusts – 0.2%

Healthpeak Properties, Inc.	198,917	3,730

Ventas, Inc.	114,965	5,006

Welltower, Inc.	164,260	15,348

		24,084

Hotel & Resort Real Estate Investment Trusts – 0.0%

Host Hotels & Resorts, Inc.	218,658	4,522

Hotels, Restaurants & Leisure – 2.0%

Airbnb, Inc., Class A*	128,104	21,132

Booking Holdings, Inc.	10,397	37,719

Caesars Entertainment, Inc.*	59,416	2,599

Carnival Corp.*	287,041	4,690

Chipotle Mexican Grill, Inc.*	8,210	23,865

Darden Restaurants, Inc.	36,570	6,113

Domino’s Pizza, Inc.	10,171	5,054

Expedia Group, Inc.*	39,461	5,436

Hilton Worldwide Holdings, Inc.	75,780	16,165

Las Vegas Sands Corp.	111,613	5,770

Marriott International, Inc., Class A	73,962	18,661

McDonald’s Corp.	215,671	60,808

MGM Resorts International*	85,650	4,044

Norwegian Cruise Line Holdings Ltd.*	116,317	2,435

Royal Caribbean Cruises Ltd.*	69,132	9,610

Starbucks Corp.	333,926	30,517

Wynn Resorts Ltd.	30,170	3,084

Yum! Brands, Inc.	84,489	11,714

		269,416

Household Durables – 0.4%

D.R. Horton, Inc.	89,892	14,792

Garmin Ltd.	46,179	6,875

Lennar Corp., Class A	74,529	12,817

Mohawk Industries, Inc.*	14,061	1,840

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  221  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Household Durables – 0.4% continued

NVR, Inc.*	944	$7,646

PulteGroup, Inc.	64,689	7,803

		51,773

Household Products – 1.2%

Church & Dwight Co., Inc.	74,341	7,754

Clorox (The) Co.	36,537	5,594

Colgate-Palmolive Co.	243,753	21,950

Kimberly-Clark Corp.	100,433	12,991

Procter & Gamble (The) Co.	697,730	113,207

		161,496

Independent Power & Renewable Electricity Producers – 0.0%

AES (The) Corp.	210,949	3,782

Industrial Conglomerates – 0.9%

3M Co.	166,010	17,609

General Electric Co.	322,461	56,602

Honeywell International, Inc.	194,686	39,959

		114,170

Industrial Real Estate Investment Trusts – 0.3%

Prologis, Inc.	275,676	35,899

Insurance – 2.1%

Aflac, Inc.	158,584	13,616

Allstate (The) Corp.	78,612	13,601

American International Group, Inc.	210,811	16,479

Aon PLC, Class A	59,896	19,989

Arch Capital Group Ltd.*	112,253	10,377

Arthur J. Gallagher & Co.	64,551	16,140

Assurant, Inc.	16,490	3,104

Brown & Brown, Inc.	70,235	6,148

Chubb Ltd.	121,037	31,364

Cincinnati Financial Corp.	44,953	5,582

Everest Group Ltd.	12,473	4,958

Globe Life, Inc.	26,814	3,120

Hartford Financial Services Group (The), Inc.	90,560	9,332

Loews Corp.	54,531	4,269

Marsh & McLennan Cos., Inc.	146,962	30,271

MetLife, Inc.	184,153	13,648

Principal Financial Group, Inc.	67,352	5,813

Progressive (The) Corp.	174,536	36,098

Prudential Financial, Inc.	108,767	12,769

Travelers (The) Cos., Inc.	66,852	15,385

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Insurance – 2.1% continued

W R Berkley Corp.	60,126	$5,318

Willis Towers Watson PLC	31,140	8,564

		285,945

Interactive Media & Services – 6.1%

Alphabet, Inc., Class A*	1,750,420	264,191

Alphabet, Inc., Class C*	1,465,714	223,169

Match Group, Inc.*	74,872	2,716

Meta Platforms, Inc., Class A	653,354	317,256

		807,332

IT Services – 1.1%

Accenture PLC, Class A	186,600	64,677

Akamai Technologies, Inc.*	46,255	5,031

Cognizant Technology Solutions Corp., Class A	150,328	11,017

EPAM Systems, Inc.*	16,805	4,641

Gartner, Inc.*	23,173	11,046

International Business Machines Corp.	270,588	51,671

VeriSign, Inc.*	26,709	5,062

		153,145

Leisure Products – 0.0%

Hasbro, Inc.	42,378	2,395

Life Sciences Tools & Services – 1.4%

Agilent Technologies, Inc.	85,657	12,464

Bio-Rad Laboratories, Inc., Class A*	6,789	2,348

Bio-Techne Corp.	44,029	3,099

Charles River Laboratories

International, Inc.*	14,488	3,926

Danaher Corp.	194,417	48,550

Illumina, Inc.*	48,597	6,673

IQVIA Holdings, Inc.*	54,916	13,888

Mettler-Toledo International, Inc.*	6,526	8,688

Revvity, Inc.	38,415	4,034

Thermo Fisher Scientific, Inc.	114,348	66,460

Waters Corp.*	17,944	6,177

West Pharmaceutical Services, Inc.	22,351	8,844

		185,151

Machinery – 1.8%

Caterpillar, Inc.	151,671	55,577

Cummins, Inc.	40,450	11,919

Deere & Co.	77,805	31,958

Dover Corp.	40,923	7,251

Fortive Corp.	101,859	8,762

IDEX Corp.	21,637	5,280

See Notes to the Financial Statements.

EQUITY FUNDS  222  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Machinery – 1.8% continued

Illinois Tool Works, Inc.	81,441	$21,853

Ingersoll Rand, Inc.	122,283	11,611

Nordson Corp.	15,815	4,342

Otis Worldwide Corp.	122,334	12,144

PACCAR, Inc.	156,904	19,439

Parker-Hannifin Corp.	38,473	21,383

Pentair PLC	49,872	4,261

Snap-on, Inc.	16,281	4,823

Stanley Black & Decker, Inc.	47,631	4,664

Westinghouse Air Brake Technologies Corp.	53,888	7,850

Xylem, Inc.	70,036	9,051

		242,168

Media – 0.6%

Charter Communications, Inc., Class A*	29,970	8,710

Comcast Corp., Class A	1,180,531	51,176

Fox Corp., Class A	64,417	2,014

Fox Corp., Class B	31,903	913

Interpublic Group of (The) Cos., Inc.	107,696	3,514

News Corp., Class A	108,016	2,828

News Corp., Class B	40,064	1,084

Omnicom Group, Inc.	60,269	5,832

Paramount Global, Class B	126,403	1,488

		77,559

Metals & Mining – 0.4%

Freeport-McMoRan, Inc.	430,419	20,238

Newmont Corp.	336,312	12,054

Nucor Corp.	73,971	14,639

Steel Dynamics, Inc.	44,649	6,618

		53,549

Multi-Utilities – 0.6%

Ameren Corp.	75,351	5,573

CenterPoint Energy, Inc.	180,428	5,140

CMS Energy Corp.	90,664	5,471

Consolidated Edison, Inc.	100,296	9,108

Dominion Energy, Inc.	244,216	12,013

DTE Energy Co.	63,029	7,068

NiSource, Inc.	129,954	3,594

Public Service Enterprise Group, Inc.	150,937	10,079

Sempra	184,040	13,220

WEC Energy Group, Inc.	91,218	7,491

		78,757

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Office Real Estate Investment Trusts – 0.1%

Alexandria Real Estate Equities, Inc.	45,192	$5,826

Boston Properties, Inc.	39,793	2,599

		8,425

Oil, Gas & Consumable Fuels – 3.6%

APA Corp.	107,201	3,686

Chevron Corp.	513,496	80,999

ConocoPhillips	351,347	44,719

Coterra Energy, Inc.	230,268	6,420

Devon Energy Corp.	194,334	9,752

Diamondback Energy, Inc.	52,936	10,490

EOG Resources, Inc.	171,466	21,920

EQT Corp.	116,445	4,317

Exxon Mobil Corp.	1,180,371	137,206

Hess Corp.	83,023	12,673

Kinder Morgan, Inc.	563,102	10,327

Marathon Oil Corp.	174,076	4,933

Marathon Petroleum Corp.	110,294	22,224

Occidental Petroleum Corp.	194,782	12,659

ONEOK, Inc.	170,393	13,660

Phillips 66	128,916	21,057

Pioneer Natural Resources Co.	68,539	17,991

Targa Resources Corp.	68,022	7,618

Valero Energy Corp.	102,336	17,468

Williams (The) Cos., Inc.	361,347	14,082

		474,201

Passenger Airlines – 0.2%

American Airlines Group, Inc.*	180,248	2,767

Delta Air Lines, Inc.	194,605	9,316

Southwest Airlines Co.	170,322	4,972

United Airlines Holdings, Inc.*	92,740	4,440

		21,495

Personal Care Products – 0.2%

Estee Lauder (The) Cos., Inc., Class A	70,412	10,854

Kenvue, Inc.	501,865	10,770

		21,624

Pharmaceuticals – 3.8%

Bristol-Myers Squibb Co.	607,483	32,944

Catalent, Inc.*	55,126	3,112

Eli Lilly & Co.	236,737	184,172

Johnson & Johnson	713,274	112,833

Merck & Co., Inc.	750,500	99,028

Pfizer, Inc.	1,682,776	46,697

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  223  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Pharmaceuticals – 3.8% continued

Viatris, Inc.	345,613	$4,127

Zoetis, Inc.	137,051	23,190

		506,103

Professional Services – 0.7%

Automatic Data Processing, Inc.	121,126	30,250

Broadridge Financial Solutions, Inc.	34,291	7,025

Dayforce, Inc.*	43,485	2,879

Equifax, Inc.	35,869	9,596

Jacobs Solutions, Inc.	36,487	5,609

Leidos Holdings, Inc.	39,282	5,149

Paychex, Inc.	94,484	11,603

Paycom Software, Inc.	13,219	2,631

Robert Half, Inc.	29,659	2,351

Verisk Analytics, Inc.	43,727	10,308

		87,401

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	90,337	8,784

CoStar Group, Inc.*	122,102	11,795

		20,579

Residential Real Estate Investment Trusts – 0.3%

AvalonBay Communities, Inc.	41,042	7,616

Camden Property Trust	29,708	2,923

Equity Residential	105,562	6,662

Essex Property Trust, Inc.	19,864	4,863

Invitation Homes, Inc.	176,256	6,276

Mid-America Apartment Communities, Inc.	33,171	4,365

UDR, Inc.	95,062	3,556

		36,261

Retail Real Estate Investment Trusts – 0.3%

Federal Realty Investment Trust	19,879	2,030

Kimco Realty Corp.	187,654	3,680

Realty Income Corp.	243,149	13,154

Regency Centers Corp.	45,552	2,759

Simon Property Group, Inc.	98,021	15,339

		36,962

Semiconductors & Semiconductor Equipment – 10.1%

Advanced Micro Devices, Inc.*	480,331	86,695

Analog Devices, Inc.	148,140	29,301

Applied Materials, Inc.	247,902	51,125

Broadcom, Inc.	130,455	172,906

Enphase Energy, Inc.*	38,685	4,680

First Solar, Inc.*	31,975	5,397

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Semiconductors & Semiconductor Equipment – 10.1% continued

Intel Corp.	1,250,550	$55,237

KLA Corp.	40,415	28,233

Lam Research Corp.	39,115	38,003

Microchip Technology, Inc.	162,402	14,569

Micron Technology, Inc.	327,418	38,599

Monolithic Power Systems, Inc.	13,990	9,477

NVIDIA Corp.	732,873	662,195

NXP Semiconductors N.V.	75,895	18,804

ON Semiconductor Corp.*	129,185	9,502

Qorvo, Inc.*	27,370	3,143

QUALCOMM, Inc.	330,670	55,982

Skyworks Solutions, Inc.	49,334	5,344

Teradyne, Inc.	44,201	4,987

Texas Instruments, Inc.	268,759	46,821

		1,341,000

Software – 10.5%

Adobe, Inc.*	134,487	67,862

ANSYS, Inc.*	26,304	9,132

Autodesk, Inc.*	64,157	16,708

Cadence Design Systems, Inc.*	81,311	25,310

Fair Isaac Corp.*	7,480	9,347

Fortinet, Inc.*	191,894	13,108

Gen Digital, Inc.	157,568	3,530

Intuit, Inc.	83,377	54,195

Microsoft Corp.	2,204,851	927,625

Oracle Corp.	471,678	59,247

Palo Alto Networks, Inc.*	92,896	26,395

PTC, Inc.*	34,447	6,508

Roper Technologies, Inc.	31,998	17,946

Salesforce, Inc.	287,933	86,720

ServiceNow, Inc.*	60,834	46,380

Synopsys, Inc.*	45,405	25,949

Tyler Technologies, Inc.*	12,082	5,135

		1,401,097

Specialized Real Estate Investment Trusts – 1.0%

American Tower Corp.	139,309	27,526

Crown Castle, Inc.	126,964	13,437

Digital Realty Trust, Inc.	88,555	12,755

Equinix, Inc.	27,646	22,817

Extra Space Storage, Inc.	61,414	9,028

Iron Mountain, Inc.	89,067	7,144

Public Storage	47,638	13,818

SBA Communications Corp.	31,822	6,896

See Notes to the Financial Statements.

EQUITY FUNDS  224  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Specialized Real Estate Investment Trusts – 1.0% continued

VICI Properties, Inc.	300,460	$8,951

Weyerhaeuser Co.	222,232	7,980

		130,352

Specialty Retail – 2.0%

AutoZone, Inc.*	5,196	16,376

Bath & Body Works, Inc.	70,784	3,541

Best Buy Co., Inc.	57,253	4,696

CarMax, Inc.*	45,631	3,975

Home Depot (The), Inc.	295,909	113,511

Lowe’s Cos., Inc.	171,491	43,684

O’Reilly Automotive, Inc.*	17,710	19,993

Ross Stores, Inc.	101,249	14,859

TJX (The) Cos., Inc.	340,252	34,508

Tractor Supply Co.	32,219	8,432

Ulta Beauty, Inc.*	14,763	7,719

		271,294

Technology Hardware, Storage & Peripherals – 5.9%

Apple, Inc.	4,309,218	738,945

Hewlett Packard Enterprise Co.	381,710	6,768

HP, Inc.	257,400	7,779

NetApp, Inc.	63,047	6,618

Seagate Technology Holdings PLC	55,694	5,182

Super Micro Computer, Inc.*	14,945	15,095

Western Digital Corp.*	97,014	6,620

		787,007

Textiles, Apparel & Luxury Goods – 0.5%

Deckers Outdoor Corp.*	7,406	6,971

Lululemon Athletica, Inc.*	34,371	13,427

NIKE, Inc., Class B	361,451	33,969

Ralph Lauren Corp.	10,854	2,038

Tapestry, Inc.	63,955	3,037

VF Corp.	85,601	1,313

		60,755

Tobacco – 0.5%

Altria Group, Inc.	518,868	22,633

Philip Morris International, Inc.	461,433	42,276

		64,909

Trading Companies & Distributors – 0.3%

Fastenal Co.	172,193	13,283

United Rentals, Inc.	20,230	14,588

W.W. Grainger, Inc.	13,311	13,541

		41,412

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 98.4% continued

Water Utilities – 0.0%

American Water Works Co., Inc.	56,155	$6,863

Wireless Telecommunication Services – 0.2%

T-Mobile U.S., Inc.	153,804	25,104

Total Common Stocks

(Cost $3,364,561)		13,083,484

INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(2) (3)	187,947,370	187,947

Total Investment Companies

(Cost $187,947)		187,947

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bills, 5.29%, 4/11/24(4) (5)	$9,015	$9,002

Total Short-Term Investments

(Cost $9,002)		9,002

Total Investments – 99.9%
(Cost $3,561,510)		13,280,433

Other Assets less Liabilities – 0.1%		10,264
NET ASSETS – 100.0%		$13,290,697

(1)	Investment in affiliate.

(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(3)	7-day current yield as of March 31, 2024 is disclosed.

(4)	Discount rate at the time of purchase.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 225 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued	MARCH 31, 2024

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	757	$200,927	Long	6/24	$4,038

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Common Stocks	98.4%

Investment Companies	1.4%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Common Stocks(1)	$13,083,484	$—	$—	$13,083,484
Investment Companies	187,947	—	—	187,947
Short-Term Investments	—	9,002	—	9,002
Total Investments	$13,271,431	$9,002	$—	$13,280,433
OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$4,038	$—	$—	$4,038

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  226  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 99.3%

Air Freight & Logistics – 1.1%

C.H. Robinson Worldwide, Inc.	30,435	$2,317

Expeditors International of Washington, Inc.	19,662	2,390

United Parcel Service, Inc., Class B	3,125	465

		5,172

Automobiles – 0.0%

Tesla, Inc.*	1,252	220

Banks – 2.9%

Citigroup, Inc.	71,574	4,526

Commerce Bancshares, Inc.	18,372	978

First Hawaiian, Inc.	66,632	1,463

JPMorgan Chase & Co.	31,333	6,276

		13,243

Beverages – 2.1%

Coca-Cola (The) Co.	106,277	6,502

PepsiCo, Inc.	18,148	3,176

		9,678

Biotechnology – 1.6%

AbbVie, Inc.	14,413	2,625

Gilead Sciences, Inc.	46,778	3,426

Vertex Pharmaceuticals, Inc.*	2,627	1,098

		7,149

Broadline Retail – 2.5%

Amazon.com, Inc.*	58,964	10,636

eBay, Inc.	4,445	235

Etsy, Inc.*	7,014	482

		11,353

Building Products – 1.7%

Advanced Drainage Systems, Inc.	4,461	768

Builders FirstSource, Inc.*	1,113	232

Masco Corp.	17,156	1,353

Owens Corning	14,758	2,462

Trane Technologies PLC	9,852	2,958

		7,773

Capital Markets – 3.0%

Bank of New York Mellon (The) Corp.	47,514	2,738

Invesco Ltd.	133,769	2,219

Janus Henderson Group PLC	71,279	2,344

Morgan Stanley	44,997	4,237

State Street Corp.	30,330	2,345

		13,883

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Chemicals – 0.6%

Sherwin-Williams (The) Co.	7,900	$2,744

Commercial Services & Supplies – 0.6%

Rollins, Inc.	6,716	311

Veralto Corp.	27,180	2,410

		2,721

Communications Equipment – 0.5%

Cisco Systems, Inc.	38,516	1,922

F5, Inc.*	1,455	276

		2,198

Construction & Engineering – 0.8%

AECOM	14,349	1,407

EMCOR Group, Inc.	1,044	366

WillScot Mobile Mini Holdings Corp.*	41,356	1,923

		3,696

Consumer Finance – 0.6%

Ally Financial, Inc.	18,808	763

SLM Corp.	97,962	2,135

		2,898

Consumer Staples Distribution & Retail – 0.1%

Sysco Corp.	2,772	225

Distributors – 0.5%

Pool Corp.	5,841	2,357

Diversified Consumer Services – 0.1%

H&R Block, Inc.	4,651	228

Diversified Telecommunication Services – 0.3%

Iridium Communications, Inc.	45,962	1,202

Electric Utilities – 0.2%

Exelon Corp.	29,721	1,117

Electrical Equipment – 0.8%

Acuity Brands, Inc.	8,887	2,388

Rockwell Automation, Inc.	4,064	1,184

		3,572

Entertainment – 0.8%

Electronic Arts, Inc.	18,867	2,503

Netflix, Inc.*	1,755	1,066

		3,569

Financial Services – 4.3%

Berkshire Hathaway, Inc., Class B*	6,161	2,591

Equitable Holdings, Inc.	60,742	2,309

Fidelity National Information Services, Inc.	37,485	2,781

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 227 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND continued

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Financial Services – 4.3% continued

Mastercard, Inc., Class A	4,949	$2,383

MGIC Investment Corp.	108,736	2,431

Visa, Inc., Class A	10,230	2,855

Voya Financial, Inc.	25,381	1,876

Western Union (The) Co.	156,323	2,185

		19,411

Food Products – 1.2%

General Mills, Inc.	39,248	2,746

Kellanova	43,692	2,503

		5,249

Ground Transportation – 0.5%

Landstar System, Inc.	10,767	2,076

Health Care Equipment & Supplies – 2.3%

Abbott Laboratories	13,307	1,512

Dexcom, Inc.*	3,185	442

Edwards Lifesciences Corp.*	26,083	2,493

GE HealthCare Technologies, Inc.	10,104	919

Hologic, Inc.*	29,178	2,275

IDEXX Laboratories, Inc.*	4,833	2,609

		10,250

Health Care Providers & Services – 4.1%

Cardinal Health, Inc.	21,525	2,409

Cencora, Inc.	10,870	2,641

Cigna Group (The)	10,927	3,969

DaVita, Inc.*	16,467	2,273

Humana, Inc.	4,025	1,395

Laboratory Corp. of America Holdings	10,306	2,251

McKesson Corp.	5,362	2,879

UnitedHealth Group, Inc.	1,463	724

		18,541

Health Care Real Estate Investment Trusts – 0.2%

Healthpeak Properties, Inc.	57,763	1,083

Health Care Technology – 0.3%

Doximity, Inc., Class A*	52,998	1,426

Hotel & Resort Real Estate Investment Trusts – 0.3%

Host Hotels & Resorts, Inc.	67,983	1,406

Hotels, Restaurants & Leisure – 2.6%

Airbnb, Inc., Class A*	4,294	708

Booking Holdings, Inc.	1,263	4,582

Domino’s Pizza, Inc.	1,402	697

Hilton Worldwide Holdings, Inc.	13,063	2,786

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Hotels, Restaurants & Leisure – 2.6% continued

Starbucks Corp.	16,102	$1,472

Travel + Leisure Co.	30,110	1,474

		11,719

Household Products – 2.7%

Clorox (The) Co.	14,144	2,166

Colgate-Palmolive Co.	31,350	2,823

Kimberly-Clark Corp.	15,620	2,020

Procter & Gamble (The) Co.	32,880	5,335

		12,344

Independent Power & Renewable Electricity Producers – 0.3%

Clearway Energy, Inc., Class C	63,173	1,456

Industrial Conglomerates – 0.4%

3M Co.	18,539	1,966

Insurance – 2.6%

Aflac, Inc.	29,487	2,532

Allstate (The) Corp.	1,781	308

American International Group, Inc.	7,921	619

Hartford Financial Services Group (The), Inc.	19,673	2,027

Lincoln National Corp.	27,505	878

MetLife, Inc.	29,501	2,187

Principal Financial Group, Inc.	8,768	757

Prudential Financial, Inc.	23,280	2,733

		12,041

Interactive Media & Services – 6.3%

Alphabet, Inc., Class A*	87,691	13,235

Alphabet, Inc., Class C*	45,019	6,855

Match Group, Inc.*	6,626	240

Meta Platforms, Inc., Class A	17,464	8,480

		28,810

IT Services – 2.6%

Accenture PLC, Class A	16,463	5,706

Cognizant Technology Solutions Corp., Class A	2,925	214

Gartner, Inc.*	467	223

International Business Machines Corp.	30,971	5,914

		12,057

Life Sciences Tools & Services – 1.1%

Agilent Technologies, Inc.	17,763	2,584

Mettler-Toledo International, Inc.*	1,928	2,567

		5,151

See Notes to the Financial Statements.

EQUITY FUNDS  228  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Machinery – 1.1%

Donaldson Co., Inc.	21,047	$1,572

Illinois Tool Works, Inc.	11,254	3,020

Otis Worldwide Corp.	4,675	464

		5,056

Media – 0.7%

Comcast Corp., Class A	77,029	3,339

Metals & Mining – 1.7%

Nucor Corp.	11,785	2,332

Reliance, Inc.	7,457	2,492

Royal Gold, Inc.	12,927	1,575

Steel Dynamics, Inc.	8,296	1,230

		7,629

Multi-Utilities – 0.2%

Public Service Enterprise Group, Inc.	14,131	944

Oil, Gas & Consumable Fuels – 2.4%

Cheniere Energy, Inc.	10,536	1,699

ConocoPhillips	21,315	2,713

Exxon Mobil Corp.	2,747	319

Marathon Petroleum Corp.	15,813	3,187

Texas Pacific Land Corp.	423	245

Valero Energy Corp.	16,704	2,851

		11,014

Pharmaceuticals – 2.4%

Bristol-Myers Squibb Co.	72,953	3,956

Eli Lilly & Co.	2,032	1,581

Johnson & Johnson	15,500	2,452

Zoetis, Inc.	17,322	2,931

		10,920

Professional Services – 2.6%

Automatic Data Processing, Inc.	15,479	3,866

Broadridge Financial Solutions, Inc.	11,987	2,455

Paychex, Inc.	11,155	1,370

Paylocity Holding Corp.*	10,503	1,805

Robert Half, Inc.	27,600	2,188

		11,684

Real Estate Management & Development – 0.6%

CBRE Group, Inc., Class A*	26,544	2,581

Residential Real Estate Investment Trusts – 0.5%

AvalonBay Communities, Inc.	11,511	2,136

Semiconductors & Semiconductor Equipment – 8.5%

Applied Materials, Inc.	29,502	6,084

Broadcom, Inc.	2,764	3,664

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Semiconductors & Semiconductor Equipment – 8.5% continued

Enphase Energy, Inc.*	13,349	$1,615

Lam Research Corp.	4,925	4,785

NVIDIA Corp.	24,820	22,426

QUALCOMM, Inc.	1,882	319

		38,893

Software – 11.8%

Adobe, Inc.*	11,961	6,035

Autodesk, Inc.*	10,466	2,726

Cadence Design Systems, Inc.*	10,116	3,149

Fair Isaac Corp.*	167	209

Intuit, Inc.	9,262	6,020

Manhattan Associates, Inc.*	1,500	375

Microsoft Corp.	80,339	33,800

Teradata Corp.*	41,266	1,596

		53,910

Specialized Real Estate Investment Trusts – 1.1%

SBA Communications Corp.	11,087	2,403

Weyerhaeuser Co.	66,777	2,398

		4,801

Specialty Retail – 4.2%

Bath & Body Works, Inc.	4,874	244

Best Buy Co., Inc.	16,147	1,325

Home Depot (The), Inc.	21,223	8,141

Lowe’s Cos., Inc.	21,615	5,506

Ulta Beauty, Inc.*	1,965	1,027

Williams-Sonoma, Inc.	9,814	3,116

		19,359

Technology Hardware, Storage & Peripherals – 5.9%

Apple, Inc.	150,493	25,807

HP, Inc.	33,332	1,007

		26,814

Textiles, Apparel & Luxury Goods – 1.6%

Crocs, Inc.*	11,145	1,603

Deckers Outdoor Corp.*	2,673	2,516

Lululemon Athletica, Inc.*	4,529	1,769

NIKE, Inc., Class B	9,573	900

Tapestry, Inc.	7,988	379

		7,167

Trading Companies & Distributors – 1.4%

Core & Main, Inc., Class A*	16,531	946

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 229 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND continued	MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 99.3% continued

Trading Companies & Distributors – 1.4% continued

Fastenal Co.	34,864	$2,690

W.W. Grainger, Inc.	2,698	2,745

		6,381
Total Common Stocks
(Cost $321,014)		452,612

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(1) (2)	2,697,110	2,697

Total Investment Companies

(Cost $2,697)		2,697

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill, 5.26%, 4/11/24(3) (4)	$135	$135

Total Short-Term Investments

(Cost $135)		135

Total Investments – 99.9%

(Cost $323,846)		455,444

Other Assets less Liabilities – 0.1%		228

NET ASSETS – 100.0%		$455,672

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(2)	7-day current yield as of March 31, 2024 is disclosed.

(3)	Discount rate at the time of purchase.

(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

E-Mini S&P 500	11	$2,920	Long	6/24	$64

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Common Stocks	99.3%

Investment Companies	0.6%

Short-Term Investments	0.0%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Common Stocks(1)	$452,612	$ —	$—	$452,612

Investment Companies	2,697	—	—	2,697

Short-Term Investments	—	135	—	135

Total Investments	$455,309	$135	$—	$455,444

OTHER FINANCIAL INSTRUMENTS

Assets

Futures Contracts	$64	$ —	$—	$64
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS  230  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2024

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 39 funds as of March 31, 2024, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, Global Tactical Asset Allocation, Income Equity, International Equity, International Equity Index, Large Cap Core, Large Cap Value, Mid Cap Index, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Small Cap Core, Small Cap Index, Small Cap Value, Stock Index and U.S. Quality ESG Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

The Global Tactical Asset Allocation Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”), including mutual funds and ETFs for which Northern Trust Investments, Inc. ( NTI ), the Fund’s investment adviser, or an affiliate acts as investment adviser (collectively, the “Underlying Funds”), and other securities and investments not issued by mutual funds. References to the “Fund” or “Funds” herein may include references to the “Underlying Funds”, as applicable.

Except for the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds, each Fund is authorized to issue one class of shares designated as the “Shares” class. The Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds are authorized to issue two classes of shares designated as Class K shares and Class I shares.

NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser and administrator for the Funds. The Northern Trust Company (“Northern Trust”), an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Funds. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each class of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the last quoted sale price, or the official closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their closing NAV. Shares of closed-end funds and exchange-traded funds are valued at their closing market price. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded futures and options are valued at the settlement price as established each day by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost.

The Board of Trustees ( Board ) has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund

NORTHERN FUNDS ANNUAL REPORT  231  EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

investments. Accordingly, any securities for which market quotations are not readily available or for which the available price has been determined to not represent a reliable, current market value are valued at fair value as determined in good faith by NTI. The Board oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. NTI, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign equity securities held by a Fund, in which case NTI may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by NTI to price a Fund’s investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return or to seek exposure to certain countries or currencies (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The futures contract position and investment strategy utilized during the fiscal year ended March 31, 2024, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Active M Emerging Markets Equity	Long	Liquidity

Active M International Equity	Long	Liquidity

Emerging Markets Equity Index	Long	Liquidity

Global Real Estate Index	Long	Liquidity

Global Sustainability Index	Long	Liquidity

Income Equity	Long and Short	Liquidity

International Equity	Long	Liquidity

International Equity Index	Long	Liquidity

Large Cap Core	Long	Liquidity

Large Cap Value	Long	Liquidity

Mid Cap Index	Long	Liquidity

Multi-Manager Global Listed Infrastructure	Long	Liquidity

Small Cap Core	Long	Liquidity

Small Cap Index	Long	Liquidity

Small Cap Value	Long	Liquidity

Stock Index	Long	Liquidity

U.S. Quality ESG	Long	Liquidity

At March 31, 2024, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Active M Emerging Markets Equity, Active M International Equity, Income Equity, Large Cap Core, Large Cap Value, Mid Cap Index, Multi-Manager Global Listed Infrastructure, Small Cap Core, Small Cap Index, Small Cap Value, Stock Index and U.S. Quality ESG Funds was approximately $115,000, $199,000, $195,000, $50,000, $20,000, $1,842,000, $409,000, $464,000, $2,067,000, $1,283,000, $9,002,000 and $135,000, respectively. At March 31, 2024, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity and International Equity Index Funds was approximately $2,120,000, $764,000, $1,161,000, $232,000 and $4,186,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of

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EQUITY FUNDS

MARCH 31, 2024

Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on options written on the Statements of Operations, if applicable.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperfor-mance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds and certain of the Underlying Funds for the Global Tactical Asset Allocation Fund may enter into forward foreign currency exchange contracts for hedging and/or speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by a Fund or an Underlying Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Other non-cash dividends are recognized as investment income at the fair value of the property received. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A

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NOTES TO THE FINANCIAL STATEMENTS continued

Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Funds allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class, if applicable.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses arising in connection with a specific class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all funds in the Trust in proportion to each fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Expenses are recognized on an accrual basis.

H) REDEMPTION FEES The Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure and Multi-Manager Global Real Estate Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2024, were as follows:

Amounts in thousands	REDEMPTION FEES

Active M International Equity	$1

Emerging Markets Equity Index	2

Global Real Estate Index	1

Global Sustainability Index	3

International Equity	–*

International Equity Index	37

Multi-Manager Global Listed Infrastructure	8

* Amounts round to less than $1,000.

Redemption fees for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	REDEMPTION FEES

Emerging Markets Equity Index	$1

Global Real Estate Index	1

Global Sustainability Index	7

International Equity	–*

International Equity Index	–*

Multi-Manager Global Listed Infrastructure	27

* Amounts round to less than $1,000.

The amounts described above are included in Payments for Shares Redeemed in Note 8—Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years. There were no redemption fees paid for the fiscal years ended March 31, 2024 and 2023, for the Active M Emerging Markets Equity and Multi-Manager Global Real Estate Funds, and for the fiscal year ended March 31, 2023, for the Active M International Equity Fund.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Active M Emerging Markets Equity	Annually

Active M International Equity	Annually

Emerging Markets Equity Index	Annually

Global Real Estate Index	Quarterly

Global Sustainability Index	Annually

Global Tactical Asset Allocation	Quarterly

Income Equity	Monthly

International Equity	Annually

International Equity Index	Annually

Large Cap Core	Quarterly

Large Cap Value	Annually

Mid Cap Index	Annually

Multi-Manager Global Listed Infrastructure	Quarterly

Multi-Manager Global Real Estate	Quarterly

Small Cap Core	Annually

Small Cap Index	Annually

Small Cap Value	Annually

Stock Index	Quarterly

U.S. Quality ESG	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

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MARCH 31, 2024

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of distributions received from investments in Master Limited Partnerships (“MLPs”), and recharacterization of dividends received from investments in REITs. These reclassifications have no impact on the net assets or the NAVs per share of the Funds. At March 31, 2024, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Active M Emerging Markets Equity	$(312)	$312	$–

Active M International Equity	546	(546)	–

Emerging Markets Equity Index	3,709	(3,709)	–

Global Real Estate Index	636	(636)	–

Global Sustainability Index	530	(530)	–

International Equity	839	(839)	–

International Equity Index	3,981	(4,436)	455

Multi-Manager Global Listed Infrastructure	27,519	(27,519)	–

Multi-Manager Global Real Estate	(3)	3	–

Small Cap Core	(58)	58	–

Small Cap Index	65	(134)	69

Small Cap Value	289	(43,912)	43,623

Stock Index	– *	(580)	580

* Amount rounds to less than one thousand.

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders. Certain Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption Deferred foreign capital gains tax payable and as a reduction in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in Net realized gains (losses) on Investments. Certain Funds seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable, if any, is reflected as an asset on the Statements of Assets and Liabilities under the caption Receivable for foreign tax reclaims.

For the period from November 1, 2023, through the fiscal year ended March 31, 2024, the following Fund incurred net capital losses and/or late year ordinary losses for which the Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Small Cap Index	$2,857

During the fiscal year ended March 31, 2024, the International Equity Fund and U.S. Quality ESG Fund utilized approximately $1,032,000 and $14,859,000, respectively, in capital loss carry forwards.

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

Active M Emerging Markets Equity	$25,923	$ –

Emerging Markets Equity Index	50,643	322,813

Global Tactical Asset Allocation	921	4,187

International Equity	18,301	26,859

International Equity Index	749	621,156

U.S. Quality ESG	6,080	–

At November 30, 2023, the Global Real Estate Index, the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds’ most recent tax year end, the non-expiring short-term capital losses were approximately $4,699,000, $4,045,000 and $1,992,000, respectively, and for the Global Real Estate Index, the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds’ long-term capital losses were approximately $146,730,000, $5,881,000 and $5,305,000, respectively.

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NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2024, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Active M Emerging Markets Equity	$47	$–	$21,205

Active M International Equity	2,679	20,685	106,821

Emerging Markets Equity Index	13,069	–	363,114

Global Sustainability Index	9,048	2,834	691,466

Global Tactical Asset Allocation	250	–	8,263

Income Equity	105	1,342	65,819

International Equity	1,962	–	17,930

International Equity Index	56,205	–	1,758,582

Large Cap Core	142	7,829	122,101

Large Cap Value	404	–	11,217

Mid Cap Index	10,610	88,445	757,596

Small Cap Core	792	3,978	204,658

Small Cap Index	4,079	–	418,433

Small Cap Value	–	167,029	572,479

Stock Index	24,853	73,685	9,641,497

U.S. Quality ESG	113	–	128,638

*	Ordinary income includes short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2023, the Global Real Estate Index, the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds’ last tax year end, were as follows:

	UNDISTRIBUTED

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Global Real Estate Index	$ 735	$ –	$111,409

Multi-Manager Global Listed Infrastructure	7,878	–	(11,331)

Multi-Manager Global Real Estate	414	–	1,458

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2024, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Active M Emerging Markets Equity	$2,577	$–

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Active M International Equity	$14,004	$16,337

Emerging Markets Equity Index	55,030	–

Global Sustainability Index	30,975	–

Global Tactical Asset Allocation	3,617	–

Income Equity	3,173	7,040

International Equity	7,629	–

International Equity Index	147,537	–

Large Cap Core	3,191	18,376

Large Cap Value	3,208	–

Mid Cap Index	31,630	112,763

Small Cap Core	10,590	19,689

Small Cap Index	17,534	4,756

Small Cap Value**	23,501	85,490

Stock Index	179,092	407,763

U.S. Quality ESG	5,056	–

*	Ordinary income includes short-term capital gains, if any.

**	This amount does not include tax equalization utilized of $43,623,000 which the Fund designated as being distributed to shareholders on their redemption of shares.

The tax character of distributions paid during the fiscal year ended March 31, 2023, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Active M Emerging Markets Equity	$1,445	$–

Active M International Equity	6,821	–

Emerging Markets Equity Index	31,842	–

Global Sustainability Index	20,558	4,583

Global Tactical Asset Allocation	3,244	4,242

Income Equity	3,036	4,992

International Equity	3,200	–

International Equity Index	110,518	–

Large Cap Core	4,345	7,220

Large Cap Value	1,998	2,798

Mid Cap Index	29,760	160,351

Small Cap Core	1,349	1,295

Small Cap Index	13,925	57,546

Small Cap Value	14,152	79,925

Stock Index	172,621	300,253

U.S. Quality ESG	5,527	8,279

*	Ordinary income includes short-term capital gains, if any.

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MARCH 31, 2024

The tax character of distributions paid during the Global Real Estate Index, the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds’ tax years ended November 30, 2023 and November 30, 2022 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2023 AND NOVEMBER 30, 2022 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Global Real Estate Index (2023)	$25,366	$–	$–

Global Real Estate Index (2022)	29,218	–	11,867

Multi-Manager Global Listed Infrastructure (2023)	23,014	12,532	–

Multi-Manager Global Listed Infrastructure (2022)	38,851	69,703	–

Multi-Manager Global Real Estate (2023)	2,518	–	–

Multi-Manager Global Real Estate (2022)	4,400	1,507	–

*	Ordinary income includes short-term capital gains, if any.

The Global Real Estate Index, the Multi-Manager Global Listed Infrastructure and the Multi-Manager Global Real Estate Funds have a tax year end of November 30th, as such, the information in this section is as of each Fund’s tax year end. The tax character of distributions paid for the period December 1, 2023 through March 31, 2024 will be determined at the end of its tax year ending November 30, 2024.

Above figures may differ from those cited elsewhere in this report due to differences in the timing and amounts determined in accordance with federal income tax regulations versus financial statement amounts determined in accordance with U.S. GAAP. The final tax character of the Funds’ distributions is reported on IRS Form 1099-DIV.

As of March 31, 2024, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

On a daily basis a Fund may hold a cash surplus. Maintaining cash positions may also subject the Funds to additional risks, such as increased counterparty risk exposure to the custodian bank holding the assets held in cash.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Shares class or Class I shares of the Funds, as applicable, beneficially owned by their customers.

NTI has contractually agreed to limit payments of service fees from Class I shares of the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds to an annual rate of 0.05 percent, 0.10 percent and 0.10 percent, respectively, of the average daily net assets of the Class I shares of these Funds. There is no service fee permitted by Class K shares of the Global Sustainability Index, Small Cap Core and U.S. Quality ESG Funds.

There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2024.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2024.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 14, 2022, which is administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if Adjusted Term Secured Overnight Financing Rate (SOFR) (but in no event less than 0 percent) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent per annum. In addition, there is an annual commitment fee of 0.15 percent on the average undrawn portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations, and on maturity or termination of the Credit Facility. The Credit Facility expired on November 13, 2023.

At a meeting held on August 17, 2023, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is a $220,000,000 senior unsecured revolving credit facility and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility and the annual commitment fee are the same as they were for the Credit Facility. The New Credit Facility went into effect on November 13, 2023 and will expire on November 11, 2024, unless renewed.

As of March 31, 2024, the Global Tactical Asset Allocation Fund had an outstanding loan of $6,000,000. This amount is included in “Line of credit” on the Fund’s Statements of Assets and Liabilities. The effective interest rate for the outstanding loan was 6.43 percent.

During the fiscal year ended March 31, 2024, the following Funds had borrowings with the average loan amounts on days the Fund had borrowings and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Global Sustainability Index	$ 5,100	6.43%

Global Tactical Asset Allocation	784	6.40

International Equity	971	6.41

International Equity Index	1,100	6.05

Large Cap Core	857	6.42

Large Cap Value	100	6.36

Mid Cap Index	33,600	6.15

Small Cap Index	700	6.41

No other Funds had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2024. No other Funds had any outstanding loan amounts at March 31, 2024.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory services (asset allocation services for the Global Tactical Asset Allocation Fund), administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

With respect to the Global Sustainability Index, Small Cap Core, and U.S. Quality ESG Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding (i) acquired fund fees and expenses (except as further described below); (ii) service fees; (iii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iv) expenses of third party consultants engaged by the Board of Trustees; (v) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (vi) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vii) extraordinary expenses and interest. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

With respect to the Emerging Markets Equity Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses, including any acquired fund fees and expenses, of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding extraordinary expenses. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

For all other Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding (i) acquired fund fees and expenses (except as further described below); (ii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors

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MARCH 31, 2024

Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

NTI has contractually agreed to reimburse the management fees payable by each Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market mutual funds managed by NTI.

The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement, if any, is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2024, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Emerging Markets Equity Index	0.1400%	0.1549%

Global Real Estate Index	0.4000%	0.4700%

Global Sustainability Index	0.1800%	0.2400%

Global Tactical Asset Allocation	0.2300%	0.2500%

Income Equity	0.4600%	0.4800%

International Equity	0.4700%	0.4900%

International Equity Index	0.0900%	0.1049%

Large Cap Core	0.4400%	0.4500%

Large Cap Value	0.5300%	0.5500%

Mid Cap Index	0.0900%	0.1049%

Small Cap Core	0.4700%	0.4900%

Small Cap Index	0.0900%	0.1049%

Small Cap Value	0.9500%	1.0000%

Stock Index	0.0400%	0.0549%

U.S. Quality ESG	0.3700%	0.3900%

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES
				CONTRACTUAL EXPENSE LIMITATIONS
	FIRST	NEXT	OVER
	$1 BILLION	$1 BILLION	$2 BILLION

Active M Emerging Markets Equity	1.08%	1.048%	1.017%	1.10%

Active M International Equity	0.82%	0.795%	0.771%	0.84%

	CONTRACTUAL ANNUAL
	MANAGEMENT FEES
				CONTRACTUAL EXPENSE LIMITATIONS
	FIRST	NEXT	OVER
	$1 BILLION	$1 BILLION	$2 BILLION

Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	0.96%

Multi-Manager Global Real Estate	0.89%	0.863%	0.837%	0.91%

The contractual reimbursement arrangements described above may not be terminated before July 31, 2024 without the approval of the Board of Trustees. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year.

Amounts waived or reimbursed by NTI pursuant to voluntary or contractual agreements may not be recouped by NTI at any time in the future for prior fiscal years.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds.

The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure and Multi-Manager Global Real Estate Funds are managed by NTI and one or more investment sub-advisers unaffiliated with NTI (each a “Sub-Adviser” and together, the “Sub-Advisers”). In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of any Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each sub-advised Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI.

As of March 31, 2024, Axiom Investors LLC, Ashmore Investment Management Limited and Westwood Global Investments, LLC are the Sub-Advisers for the Active M Emerging Markets Equity Fund.

As of March 31, 2024, Causeway Capital Management LLC, Polen Capital Management, LLC, Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP are the Sub-Advisers for the Active M International Equity Fund.

As of March 31, 2024, First Sentier Investors (Australia) IM Ltd., Lazard Asset Management LLC and KBI Global Investors (North America), Ltd. are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2024, Janus Henderson Investors US LLC and Massachusetts Financial Services Company are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

NORTHERN FUNDS ANNUAL REPORT  239  EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

NTI is responsible for payment of sub-advisory fees to these Sub-Advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain Sub-Advisers pursuant to separate agreements with such Sub-Advisers.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. During the period, the Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Northern Institutional Funds U.S. Government Portfolio (the Portfolio ) and/or the Global Tactical Asset Allocation Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2024, the Funds held an investment in the Northern Institutional Funds U.S. Government Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25 percent. Prior to August 1, 2023, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. Effective August 1, 2023, NTI reimbursed each Fund the management fees payable to the Fund in an amount equal to the net management fee NTI earned on the amount invested by the Fund in money market mutual funds managed by NTI, as described in Note 5. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specific conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2024, there were no Funds engaged in purchases and/or sales of securities from an affiliated entity.

NTI or the Sub-Advisers may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with NTI, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. For the fiscal year ended March 31, 2024, there were no Funds that paid Northern Trust Securities, Inc., an affiliate of NTI, brokerage commissions.

During the fiscal year ended March 31, 2023, the Active M Emerging Markets Equity, Emerging Markets Equity Index and Global Real Estate Index Funds received reimbursements from Northern Trust of less than $1,000 and approximately $5,000 and

EQUITY FUNDS  240  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2024

$10,000, respectively, in connection with the correction of errors. The reimbursements are included in Capital share transactions on the Statements of Changes in Net Assets. The cash contribution represents less than $0.01 per share and had no effect on each Fund’s total return.

Certain uninvested foreign currency balances of the Funds may pay/receive a return to/from Northern Trust based on a market return it pays/receives less an administrative fee. For the fiscal year ended March 31, 2024, the International Equity, International Equity Index and Multi-Manager Global Listed Infrastructure Funds paid Northern Trust approximately $1,000, $9,000 and $1,000, respectively. The Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, and Multi-Manager Global Real Estate Funds each paid amounts to Northern Trust of less than $1,000. The Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index and Multi-Manager Global Listed Infrastructure Funds received amounts from Northern Trust of approximately $7,000, $28,000, $43,000, $43,000, $14,000, $160,000 and $41,000, respectively. The Active M Emerging Markets Equity and Multi-Manager Global Real Estate Funds each received amounts from Northern Trust of less than $1,000. These amounts are included in Dividend income or Interest income on the Funds’ Statements of Operations.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2024, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Active M Emerging Markets Equity	$—	$140,593	$—	$172,569

Active M International Equity	—	165,441	—	215,244

Emerging Markets Equity Index	—	634,291	—	609,206

Global Real Estate Index	—	55,895	—	101,194

Global Sustainability Index	—	478,953	—	273,019

Global Tactical Asset Allocation	—	38,104	—	54,876

Income Equity	—	37,135	—	40,312

International Equity	—	60,930	—	59,644

International Equity Index	—	930,917	—	1,018,641

Large Cap Core	—	111,717	—	134,863

Large Cap Value	—	22,684	—	26,828

Mid Cap Index	—	407,524	—	634,025

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Multi-Manager Global Listed Infrastructure	$—	$460,290	$—	$457,582

Multi-Manager Global Real Estate	—	65,008	—	64,098

Small Cap Core	—	65,428	—	78,756

Small Cap Index	—	130,186	—	319,566

Small Cap Value	—	265,027	—	931,416

Stock Index	—	311,796	—	717,904

U.S. Quality ESG	—	143,882	—	174,247

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2024, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Active M Emerging Markets Equity	$27,365	$(5,565)	$21,800	$136,989

Active M International Equity	119,514	(12,641)	106,873	375,460

Emerging Markets Equity Index	517,559	(144,249)	373,310	1,242,871

Global Real Estate Index	265,507	(89,916)	175,591	808,458

Global Sustainability Index	719,325	(27,817)	691,508	1,439,382

Global Tactical Asset Allocation	9,833	(1,570)	8,263	82,747

Income Equity	66,865	(1,046)	65,819	104,137

International Equity	21,589	(3,622)	17,967	118,394

International Equity Index	1,902,413	(143,503)	1,758,910	3,080,951

Large Cap Core	123,536	(1,435)	122,101	163,637

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Large Cap Value	$12,394	$(1,177)	$11,217	$53,901

Mid Cap Index	839,024	(81,428)	757,596	1,385,076

Multi-Manager Global Listed Infrastructure	79,241	(58,823)	20,418	945,449

Multi-Manager Global Real Estate	14,041	(3,959)	10,082	115,740

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Small Cap Core	$228,659	$(24,001)	$204,658	$279,685

Small Cap Index	535,255	(116,822)	418,433	763,091

Small Cap Value	582,099	(9,620)	572,479	532,249

Stock Index	9,764,018	(122,521)	9,641,497	3,642,973

U.S. Quality ESG	134,244	(5,606)	128,638	326,870

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares class for the fiscal year ended March 31, 2024, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	3,772	$ 51,281	37	$ 512	(5,836)	$ (78,955)	(2,027)	$ (27,162)

Active M International Equity	3,060	36,463	1,217	14,037	(7,311)	(85,297)	(3,034)	(34,797)

Emerging Markets Equity Index	43,065	454,427	870	9,118	(38,772)	(412,158)	5,163	51,387

Global Real Estate Index	17,956	160,250	538	4,778	(25,903)	(231,228)	(7,409)	(66,200)

Global Tactical Asset Allocation	901	10,735	242	2,908	(2,451)	(29,886)	(1,308)	(16,243)

Income Equity	1,095	15,786	688	9,745	(1,393)	(19,680)	390	5,851

International Equity	2,082	20,016	441	4,283	(2,054)	(19,864)	469	4,435

International Equity Index	45,884	632,146	2,250	30,758	(55,038)	(741,875)	(6,904)	(78,971)

Large Cap Core	736	17,829	806	19,736	(1,788)	(43,674)	(246)	(6,109)

Large Cap Value	78	1,507	161	3,090	(358)	(6,867)	(119)	(2,270)

Mid Cap Index	13,643	275,895	5,620	111,901	(25,697)	(506,973)	(6,434)	(119,177)

Multi-Manager Global Listed Infrastructure	20,179	235,495	1,285	14,966	(22,411)	(254,584)	(947)	(4,123)

Multi-Manager Global Real Estate	1,464	14,494	115	1,152	(1,706)	(16,764)	(127)	(1,118)

Small Cap Index	9,304	117,754	677	8,975	(22,836)	(284,785)	(12,855)	(158,056)

Small Cap Value	7,568	141,018	5,495	106,766	(47,445)	(894,611)	(34,382)	(646,827)

Stock Index	22,522	1,081,254	8,026	390,943	(29,929)	(1,416,423)	619	55,774

Transactions in Shares class for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	4,307	$ 59,233	28	$ 355	(11,772)	$ (154,552)	(7,437)	$ (94,964)

Active M International Equity	2,264	23,798	57	584	(11,079)	(113,778)	(8,758)	(89,396)

Emerging Markets Equity Index	63,649	672,010	550	5,581	(82,198)	(862,964)	(17,999)	(185,373)

Global Real Estate Index	17,771	167,103	617	5,579	(35,502)	(326,991)	(17,114)	(154,309)

Global Tactical Asset Allocation	456	5,513	565	6,678	(1,843)	(22,277)	(822)	(10,086)

Income Equity	358	4,934	582	7,621	(1,404)	(18,778)	(464)	(6,223)

International Equity	3,411	29,755	179	1,555	(3,256)	(28,154)	334	3,156

International Equity Index	53,934	653,559	1,760	21,314	(73,873)	(881,350)	(18,179)	(206,477)

Large Cap Core	642	14,613	489	10,671	(1,733)	(39,308)	(602)	(14,024)

EQUITY FUNDS  242  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2024

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Large Cap Value	242	$ 4,756	249	$ 4,624	(502)	$ (9,790)	(11)	$ (410)

Mid Cap Index	12,058	239,064	8,280	154,003	(25,229)	(506,930)	(4,891)	(113,863)

Multi-Manager Global Listed Infrastructure	27,838	335,875	1,856	21,590	(31,866)	(373,461)	(2,172)	(15,996)

Multi-Manager Global Real Estate	699	7,581	117	1,150	(4,819)	(49,726)	(4,003)	(40,995)

Small Cap Index	11,100	138,237	4,720	55,315	(25,207)	(315,561)	(9,387)	(122,009)

Small Cap Value	10,657	202,425	5,110	92,187	(37,116)	(711,649)	(21,349)	(417,037)

Stock Index	22,464	963,025	7,124	295,053	(35,095)	(1,524,094)	(5,507)	(266,016)

Transactions in Class K shares for the fiscal year ended March 31, 2024, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	6,423	$125,241	253	$ 5,119	(9,516)	$(197,949)	(2,840)	$(67,589)

Small Cap Core	144	3,864	481	12,974	(861)	(22,444)	(236)	(5,606)

U.S. Quality ESG	1,989	36,143	66	1,146	(4,533)	(73,869)	(2,478)	(36,580)

Transactions in Class K shares for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	10,815	$182,966	349	$5,855	(7,920)	$(141,574)	3,244	$ 47,247

Small Cap Core	897	22,179	43	1,054	(1,513)	(38,649)	(573)	(15,416)

U.S. Quality ESG	4,928	74,346	627	9,247	(8,937)	(133,929)	(3,382)	(50,336)

Transactions in Class I shares for the fiscal year ended March 31, 2024, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	23,765	$463,532	820	$16,620	(11,360)	$(221,481)	13,225	$258,671

Small Cap Core	1,050	27,526	500	13,463	(1,508)	(39,745)	42	1,244

U.S. Quality ESG	463	7,659	16	285	(208)	(3,510)	271	4,434

Transactions in Class I shares for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Sustainability Index	17,772	$306,546	667	$11,197	(11,583)	$(196,197)	6,856	$121,546

Small Cap Core	1,013	25,628	41	1,014	(1,570)	(39,640)	(516)	(12,998)

U.S. Quality ESG	1,143	17,036	13	184	(93)	(1,388)	1,063	15,832

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2024, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Active M Emerging Markets Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 3,597	$141,379	$137,074	$–	$–	$262	$7,902	7,902,031

Active M International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	19,399	205,112	209,103	–	–	892	15,408	15,407,579

Emerging Markets Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	47,001	485,491	472,652	–	–	1,853	59,840	59,839,731

Global Real Estate Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	8,972	169,729	174,735	–	–	784	3,966	3,965,954

Global Sustainability Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	21,567	352,417	360,372	–	–	1,567	13,612	13,611,994

	Northern Trust Corp.	955	297	121	101	(52)	38	1,180	13,266

	Total	$22,522	$352,714	$360,493	$ 101	$(52)	$1,605	$14,792	13,625,260

Global Tactical Asset Allocation	FlexShares® Credit-Scored U.S. Corporate Bond Index Fund	$1,928	$458	$479	$74	$(60)	$93	$1,921	40,211

	FlexShares® Credit-Scored U.S. Long Corporate Bond Index Fund	205	9	121	36	(37)	6	92	2,090

	FlexShares® Developed Markets ex-U.S. Quality Low Volatility Index Fund	2,522	656	901	156	(55)	71	2,378	89,169

	FlexShares® Disciplined Duration MBS Index Fund	4,127	2,491	3,403	240	(163)	98	3,292	161,589

	FlexShares® Global Quality Real Estate Index Fund	2,026	268	616	317	(166)	58	1,829	32,189

	FlexShares® High Yield Value-Scored Bond Index Fund	9,063	3,294	3,320	781	(681)	964	9,137	222,247

	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	5,175	2,798	1,393	43	(223)	232	6,400	270,625

	FlexShares® International Quality Dividend Index Fund	5,541	1,417	2,566	511	(144)	257	4,759	197,446

EQUITY FUNDS  244  NORTHERN FUNDS ANNUAL REPORT

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MARCH 31, 2024

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

	FlexShares® Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund	$ 5,589	$ 1,456	$ 2,762	$ 630	$ (156)	$ 153	$ 4,757	66,385

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	4,060	3,265	2,959	485	(273)	139	4,578	89,185

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	5,802	2,232	4,025	(285)	(55)	220	3,669	89,333

	FlexShares® Morningstar U.S. Market Factor Tilt Index Fund	10,582	1,851	4,721	2,462	79	163	10,253	51,680

	FlexShares® Quality Dividend Index Fund	9,492	2,732	3,946	1,832	130	228	10,240	155,370

	FlexShares® STOXX Global Broad Infrastructure Index Fund	2,044	180	490	121	(21)	54	1,834	33,590

	FlexShares® U.S. Quality Low Volatility Index Fund	7,603	522	3,959	593	366	94	5,125	84,076

	FlexShares® Ultra-Short Income Fund	4,103	315	3,524	(10)	30	166	914	12,120

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	142	47,975	48,117	–	–	26	–	–

	Total	$80,004	$ 71,919	$ 87,302	$7,986	$(1,429)	$3,022	$ 71,178	1,597,305

Income Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 1,520	$ 13,636	$ 11,123	$ –	$ –	$ 79	$4,033	4,033,253

International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,249	19,189	19,864	–	–	40	574	574,305

International Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	6,457	560,527	552,421	–	–	640	14,563	14,563,481

Large Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,908	38,739	39,758	–	–	85	889	889,186

Large Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	314	5,922	5,896	–	–	26	340	339,533

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Mid Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$30,202	$396,637	$393,574	$–	$–	$984	$33,265	33,264,604

Multi-Manager Global Listed Infrastructure	Northern Institutional Funds - U.S. Government Portfolio (Shares)	27,995	503,128	503,485	–	–	1,928	27,638	27,638,010

Multi-Manager Global Real Estate	Northern Institutional Funds - U.S. Government Portfolio (Shares)	4,738	45,748	47,216	–	–	242	3,270	3,270,187

Small Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	20,078	52,328	65,089	–	–	613	7,317	7,317,245

Small Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	3,475	139,246	111,725	–	–	360	30,996	30,995,941

Small Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	75,543	264,513	319,681	–	–	2,245	20,375	20,375,445

Stock Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	85,432	926,063	823,548	–	–	7,275	187,947	187,947,370

	Northern Trust Corp.	5,580	396	741	(99)	64	183	5,200	58,476

	Total	$91,012	$926,459	$824,289	$ (99)	$64	$7,458	$193,147	188,005,846

U.S. Quality ESG	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$8,063	$58,072	$63,438	$–	$–	$158	$2,697	2,697,110

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2024:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net Assets - Net unrealized appreciation	$–		Net Assets - Net unrealized depreciation	$–	*

Active M International Equity	Equity contracts	Net Assets - Net unrealized appreciation	55	*	Net Assets - Net unrealized depreciation	–

Emerging Markets Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	–		Net Assets - Net unrealized depreciation	(101	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	59		Unrealized depreciation on forward foreign currency exchange contracts	–

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MARCH 31, 2024

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Global Real Estate Index	Equity contracts	Net Assets - Net unrealized appreciation	$216	*	Net Assets - Net unrealized depreciation	$–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	58		Unrealized depreciation on forward foreign currency exchange contracts	(8)

Global Sustainability Index	Equity contracts	Net Assets - Net unrealized appreciation	578	*	Net Assets - Net unrealized depreciation	–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	17		Unrealized depreciation on forward foreign currency exchange contracts	(72)

Income Equity	Equity contracts	Net Assets - Net unrealized appreciation	74	*	Net Assets - Net unrealized depreciation	–

	Equity contracts				Outstanding options written, at value	(41)

International Equity	Equity contracts	Net Assets - Net unrealized appreciation	97	*	Net Assets - Net unrealized depreciation	–

International Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	1,972	*	Net Assets - Net unrealized depreciation	(6)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	49		Unrealized depreciation on forward foreign currency exchange contracts	(225)

Large Cap Core	Equity contracts	Net Assets - Net unrealized appreciation	24	*	Net Assets - Net unrealized depreciation	–

Large Cap Value	Equity contracts	Net Assets - Net unrealized appreciation	7	*	Net Assets - Net unrealized depreciation	–

Mid Cap Index	Equity contracts	Net Assets - Net unrealized appreciation	1,088	*	Net Assets - Net unrealized depreciation	–

Multi-Manager Global Listed Infrastructure	Equity contracts	Net Assets - Net unrealized appreciation	105	*	Net Assets - Net unrealized depreciation	–

Small Cap Core	Equity contracts	Net Assets - Net unrealized appreciation	163	*	Net Assets - Net unrealized depreciation	–

Small Cap Index	Equity contracts	Net Assets - Net unrealized appreciation	726	*	Net Assets - Net unrealized depreciation	–

Small Cap Value	Equity contracts	Net Assets - Net unrealized appreciation	450	*	Net Assets - Net unrealized depreciation	–

Stock Index	Equity contracts	Net Assets - Net unrealized appreciation	4,038	*	Net Assets - Net unrealized depreciation	–

U.S. Quality ESG	Equity contracts	Net Assets - Net unrealized appreciation	64	*	Net Assets - Net unrealized depreciation	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

*	Amount rounds to less than one thousand.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

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NOTES TO THE FINANCIAL STATEMENTS continued

As of March 31, 2024, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

Emerging Markets Equity Index Fund	BNY Mellon	$ 1	$ –	$ –	$ 1

	Citibank	11	–	–	11

	Goldman Sachs	14	–	–	14

	JPMorgan Chase	2	–	–	2

	Morgan Stanley	1	–	–	1

	Toronto-Dominion Bank	30	–	–	30

	Total	$59	$ –	$ –	$59

Global Real Estate Index Fund	BNY Mellon	–*	–	–	– *

	Citibank	16	(6)	–	10

	Goldman Sachs	3	–	–	3

	JPMorgan Chase	2	–	–	2

	Morgan Stanley	26	–	–	26

	Toronto-Dominion Bank	11	–	–	11

	Total	$58	$ (6)	$ –	$52

Global Sustainability Index Fund	BNY Mellon	–*	–*	–	–

	Citibank	2	(2)	–	–

	Morgan Stanley	15	(15)	–	–

	Total	$17	$(17)	$ –	$ –

International Equity Index Fund	Morgan Stanley	49	(25)	–	24

	Total	$49	$(25)	$ –	$24

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT

Global Real Estate Index Fund	BNP	$ (2)	$ –	$ –	$ (2)

	Citibank	(6)	6	–	–

	Total	$ (8)	$ 6	$ –	$ (2)

Global Sustainability Index Fund	BNY Mellon	(1)	– *	–	(1)

	Citibank	(56)	2	–	(54)

	Morgan Stanley	(15)	15	–	–

	Total	$ (72)	$17	$ –	$ (55)

International Equity Index Fund	Citibank	(199)	–	–	(199)

	JPMorgan Chase	(1)	–	–	(1)

	Morgan Stanley	(25)	25	–	–

	Total	$(225)	$25	$ –	$(200)

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MARCH 31, 2024

*	Amount rounds to less than one thousand.

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2024:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net realized gains (losses) on futures contracts	$ 325

Active M International Equity	Equity contracts	Net realized gains (losses) on futures contracts	840

Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	5,504

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(25)

Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	3,620

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(21)

Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	8,800

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	106

Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	333

	Equity contracts	Net realized gains (losses) on options written	(192)

International Equity	Equity contracts	Net realized gains (losses) on futures contracts	600

International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	9,078

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(178)

Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	404

Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	113

Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	2,782

Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	3,187

Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	1,367

Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	1,915

Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	10,806

Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	50,654

U.S. Quality ESG	Equity contracts	Net realized gains (losses) on futures contracts	738

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$ (74)

Active M International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(265)

Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(2,330)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	127

Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(610)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	131

Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(836)

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NOTES TO THE FINANCIAL STATEMENTS continued

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(148)

Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	3

	Equity contracts	Net change in unrealized appreciation (depreciation) on options written	131

International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	8

International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,060

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(617)

Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(44)

Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(2)

Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(18)

Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(617)

Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(126)

Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	497

Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,666)

Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,173)

U.S. Quality ESG	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(123)

Volume of derivative activity for the fiscal year ended March 31, 2024*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Active M Emerging Markets Equity	–	$–	106	$627

Active M International Equity	–	–	56	1,336

Emerging Markets Equity Index	62	931	105	3,514

Global Real Estate Index	133	462	314	801

Global Sustainability Index	194	672	749	663

Income Equity	–	–	133	361

International Equity	–	–	161	227

International Equity Index	60	3,519	245	2,065

Large Cap Core	–	–	40	919

Large Cap Value	–	–	14	459

Mid Cap Index	–	–	98	3,586

Multi-Manager Global Listed Infrastructure	–	–	208	1,253

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EQUITY FUNDS

MARCH 31, 2024

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Small Cap Core	–	$ –	46	$ 1,532

Small Cap Index	–	–	73	2,381

Small Cap Value	–	–	109	3,628

Stock Index	–	–	34	43,872

U.S. Quality ESG	–	–	58	740

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for foreign currency exchange, futures and written options equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. (“Jones Group”) including the Small Cap Core Fund, Small Cap Index Fund and Small Cap Value Fund (together, the “Small Cap Funds”). The claim stems from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District Court for the Northern District of Illinois to the United States District Court for the Southern District of New York (the “District Court”) to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The Small Cap Funds allegedly received the following amounts as a result of the Transactions: Small Cap Core Fund ($134,265), Small Cap Index Fund ($683,610) and Small Cap Value Fund ($4,010,685). The Litigation Trustee and Indenture Trustee (collectively, the “Trustees”) sought to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including the Small Cap Funds, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, the District Court dismissed all fraudulent conveyance claims against the former public shareholder defendants, including the claims against the Small Cap Funds. The Trustees appealed from that decision to the U.S. Court of Appeals for the Second Circuit. On November 27, 2023, the Second Circuit affirmed the District Court’s dismissal of the Trustees’ claims against the former Jones Group shareholders, except the claims against certain former Jones Group directors, officers, and employees who received payment for their shares through Nine West’s payroll provider. Although certain of these former Jones Group employees petitioned the Second Circuit for rehearing of the appeal, the Trustees did not seek rehearing. On January 3, 2024, the Second Circuit denied the employee shareholders’ petition for rehearing. On April 2, 2024, the employee shareholders filed a petition with the Supreme Court of the United States for a writ of certiorari. The Trustees elected not to oppose the petition or file a cross-petition. On May 13, 2024, the Supreme Court of the United States denied the employee shareholders’ petition. On May 15, 2024, the Second Circuit filed a mandate formally closing the appeal. As a result, all claims against the Small Cap Funds in this action remain dismissed and this action is closed.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2024

Preceding the issuance of ASU 2020-04, which established ASC 848, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that it would no longer need to persuade or compel banks to submit to LIBOR after December 31, 2021. In response, the FASB established a December 31, 2022, expiration date for ASC 848.

In March 2021, the FCA announced that the intended cessation date of LIBOR in the United States would be June 30, 2023. Accordingly, ASU 2022-06 defers the expiration date of ASC 848 to December 31, 2024. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

14. FOREIGN INSTABILITY

Unexpected political, regulatory and diplomatic events and military conflicts around the world may affect investor and consumer confidence and may adversely impact global financial markets and the broader economy. Foreign conflicts have caused, and could continue to cause, significant market disruptions and volatility within specific markets and globally. The hostilities and sanctions resulting from those conflicts have, and could continue to have, a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of nineteen separate portfolios of Northern Funds, comprising the Active M Emerging Markets Equity Fund, Active M International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Fund, Large Cap Value Fund, Mid Cap Index Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Small Cap Core Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund, and U.S. Quality ESG Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Active M Emerging Markets Equity Fund, Active M International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Fund, Large Cap Value Fund, Mid Cap Index Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Small Cap Index Fund, Small Cap Value Fund, and Stock Index Fund; the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2024, March 31, 2023, March 2022, and for the period from July 30, 2020 (commencement of operations) to March 31, 2021, for Global Sustainability Index Fund, Small Cap Core Fund, and U.S. Quality ESG Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Active M Emerging Markets Equity Fund, Active M International Equity Fund, Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Tactical Asset Allocation Fund, Income Equity Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Fund, Large Cap Value Fund, Mid Cap Index Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Small Cap Index Fund, Small Cap Value Fund, and Stock Index Fund as of March 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Sustainability Index Fund, Small Cap Core Fund, and U.S. Quality ESG Fund as of March 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2024, March 31, 2023, March 31, 2022, and for the period from July 30, 2020 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 28, 2024

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2024 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2023, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Active M International Equity	$0.434841

Income Equity	0.681326

Large Cap Core	1.865371

Mid Cap Index	1.248669

Small Cap Core	2.433558

Small Cap Index	0.057030

Small Cap Value	1.064978

Stock Index	1.697952

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2024 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Active M Emerging Markets Equity	1.66%

Active M International Equity	0.07%

Emerging Markets Equity Index	0.20%

Global Sustainability Index	51.80%

Global Tactical Asset Allocation	12.46%

Income Equity	100.00%

Large Cap Core	100.00%

Large Cap Value	40.85%

Mid Cap Index	71.63%

Small Cap Core	46.10%

Small Cap Index	64.10%

Small Cap Value	92.29%

Stock Index	90.45%

U.S. Quality ESG	100.00%

A percentage of the dividends distributed during the calendar year ended December 31, 2023 for the following Fund qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Global Real Estate Index	0.03%

Multi-Manager Global Listed Infrastructure	35.86%

Multi-Manager Global Real Estate	0.49%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

Active M Emerging Markets Equity	$0.0376	$0.3690

Active M International Equity	0.0089	0.2974

Emerging Markets Equity Index	0.0315	0.2940

International Equity	0.0265	0.3552

International Equity Index	0.0161	0.4337

Multi-Manager Global Listed Infrastructure	0.0226	0.7384

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2024:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Active M International Equity	$20,685

Global Sustainability Index	2,834

Income Equity	1,342

Large Cap Core	7,829

Mid Cap Index	88,445

Small Cap Core	3,978

Small Cap Value	167,029

Stock Index	73,685

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2024, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2023:

QDI PERCENTAGE

Active M Emerging Markets Equity	100.00%

Active M International Equity	77.21%

Emerging Markets Equity Index	35.36%

Global Sustainability Index	100.00%

Global Tactical Asset Allocation	26.22%

Income Equity	100.00%

International Equity	57.92%

International Equity Index	88.82%

Large Cap Core	100.00%

Large Cap Value	43.04%

Mid Cap Index	74.96%

NORTHERN FUNDS ANNUAL REPORT  255  EQUITY FUNDS

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2024 (UNAUDITED)

QDI PERCENTAGE

Small Cap Core	50.78%

Small Cap Index	72.70%

Small Cap Value	100.00%

Stock Index	94.40%

U.S. Quality ESG	100.00%

Under the Act, the following percentage of ordinary dividends paid during the calendar year ended December 31, 2023, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2023:

QDI PERCENTAGE

Global Real Estate Index	34.78%

Multi-Manager Global Listed Infrastructure	100.00%

Multi-Manager Global Real Estate	25.81%

EQUITY FUNDS  256  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2024 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Management Committee (the “Committee”).

At a meeting held on November 15, 2023, the Board received and reviewed the annual written report of the Committee, on behalf of NTI, (the “Report”) concerning the operation of the Program for the period from October 1, 2022 to September 30, 2023. The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (ii) confirmation that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that each Fund was able to meet redemption requests without signification dilution to remaining investors’ interests in the Fund; (iii) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (iv) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (v) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

NORTHERN FUNDS ANNUAL REPORT  257  EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2023 through March 31, 2024.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2023 - 3/31/2024 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 234), if any, in the Active M Emerging Markets Equity, Active M International Equity, Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity, International Equity Index, Multi-Manager Global Listed Infrastructure, and Multi-Manager Global Real Estate. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 240), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ACTIVE M EMERGING MARKETS EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	1.11%	$1,000.00	$1,122.70	$5.89

Hypothetical (5% return before expenses)	1.11%	$1,000.00	$1,019.45	$5.60

ACTIVE M INTERNATIONAL EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.86%	$1,000.00	$1,180.50	$4.69

Hypothetical (5% return before expenses)	0.86%	$1,000.00	$1,020.70	$4.34

EMERGING MARKETS EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.15%	$1,000.00	$1,101.90	$0.79

Hypothetical (5% return before expenses)	0.15%	$1,000.00	$1,024.25	$0.76

GLOBAL REAL ESTATE INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.47%	$1,000.00	$1,142.80	$2.52

Hypothetical (5% return before expenses)	0.47%	$1,000.00	$1,022.65	$2.38

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2023 through March 31, 2024, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY FUNDS  258  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2024 (UNAUDITED)

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Class K

Actual	0.24%	$1,000.00	$1,230.10	$1.34

Hypothetical (5% return before expenses)	0.24%	$1,000.00	$1,023.80	$1.21

Class I

Actual	0.29%	$1,000.00	$1,229.20	$1.62

Hypothetical (5% return before expenses)	0.29%	$1,000.00	$1,023.55	$1.47

GLOBAL TACTICAL ASSET ALLOCATION

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.27%	$1,000.00	$1,108.50	$1.42

Hypothetical (5% return before expenses)	0.27%	$1,000.00	$1,023.65	$1.37

INCOME EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.49%	$1,000.00	$1,217.70	$2.72

Hypothetical (5% return before expenses)	0.49%	$1,000.00	$1,022.55	$2.48

INTERNATIONAL EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.51%	$1,000.00	$1,149.50	$2.74

Hypothetical (5% return before expenses)	0.51%	$1,000.00	$1,022.45	$2.58

INTERNATIONAL EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.11%	$1,000.00	$1,174.50	$0.60

Hypothetical (5% return before expenses)	0.11%	$1,000.00	$1,024.45	$0.56

LARGE CAP CORE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.45%	$1,000.00	$1,248.20	$2.53

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.75	$2.28

LARGE CAP VALUE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.57%	$1,000.00	$1,192.50	$3.12

Hypothetical (5% return before expenses)	0.57%	$1,000.00	$1,022.15	$2.88

MID CAP INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.10%	$1,000.00	$1,227.50	$0.56

Hypothetical (5% return before expenses)	0.10%	$1,000.00	$1,024.50	$0.51

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.97%	$1,000.00	$1,120.60	$5.14

Hypothetical (5% return before expenses)	0.97%	$1,000.00	$1,020.15	$4.90

MULTI-MANAGER GLOBAL REAL ESTATE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.93%	$1,000.00	$1,142.70	$4.98

Hypothetical (5% return before expenses)	0.93%	$1,000.00	$1,020.35	$4.70

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2023 through March 31, 2024, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT  259  EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES (continued)	MARCH 31, 2024 (UNAUDITED)

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID 10/1/2023- 3/31/2024

Class K

Actual	0.49%	$1,000.00	$1,201.70	$2.70

Hypothetical (5% return before expenses)	0.49%	$1,000.00	$1,022.55	$2.48

Class I

Actual	0.59%	$1,000.00	$1,201.00	$3.25

Hypothetical (5% return before expenses)	0.59%	$1,000.00	$1,022.05	$2.98

SMALL CAP INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.10%	$1,000.00	$1,198.90	$0.55

Hypothetical (5% return before expenses)	0.10%	$1,000.00	$1,024.50	$0.51

SMALL CAP VALUE

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	1.00%	$1,000.00	$1,178.70	$5.45

Hypothetical (5% return before expenses)	1.00%	$1,000.00	$1,020.00	$5.05

STOCK INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.05%	$1,000.00	$1,234.50	$0.28

Hypothetical (5% return before expenses)	0.05%	$1,000.00	$1,024.75	$0.25

U.S. QUALITY ESG

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID 10/1/2023- 3/31/2024

Class K

Actual	0.39%	$1,000.00	$1,215.80	$2.16

Hypothetical (5% return before expenses)	0.39%	$1,000.00	$1,023.05	$1.97

Class I

Actual	0.49%	$1,000.00	$1,215.50	$2.71

Hypothetical (5% return before expenses)	0.49%	$1,000.00	$1,022.55	$2.48

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2023 through March 31, 2024, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY FUNDS  260  NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2024 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 44 portfolios in the Northern Funds Complex—Northern Funds offers 39 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business from 2018 to 2022; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA from 2016 to 2022;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Year of Birth: 1949 Trustee since 2013

•  Member of the State of Wisconsin Investment Board from 2015 to 2021;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The Nasdaq Stock Market LLC, Nasdaq PHLX LLC, Nasdaq ISE, LLC, Nasdaq MRX, LLC, Nasdaq GEMX, LLC and Nasdaq BX, Inc. since 2015;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Year of Birth: 1956 Trustee since 2017

•  Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) from June 2019 to August 2023;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

NORTHERN FUNDS ANNUAL REPORT  261  EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

Cynthia R. Plouché Year of Birth: 1957 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

MassMutual complex (110 portfolios in five investment companies)

Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 2000

•  Executive Committee Member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•  Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Year of Birth: 1965 Trustee since 2019

•  Senior Advisor, Registered Funds, at Northern Trust Investments, Inc. since 2023;

•  Director and Executive Vice President at Northern Trust Investments, Inc. since 2018;

•  Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. from 2018 to 2023;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (including Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (including Barclay Global Investors, acquired by BlackRock in 2009).

• FlexShares Trust (registered investment company—30 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the 1940 Act ).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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EQUITY FUNDS

MARCH 31, 2024 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Year of Birth: 1958 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President and Principal Executive Officer since 2017

Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of Northern Institutional Funds and FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014.

Stephen V. Sivillo Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2023	Senior Vice President of Northern Trust Investments, Inc. since June 2023; Chief Compliance Officer and Controller of ABR Dynamic Funds, LLC from 2018 to June 2023.

Darlene Chappell Year of Birth: 1963 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009

Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC from 2019 to 2023; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Principal Financial Officer, Principal Accounting Officer and Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011.

Michael J. Pryszcz(2) Year of Birth: 1967 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

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EQUITY FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016.

John P. Gennovario Year of Birth: 1960 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2019

Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018.

Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since 2019

Senior Trust Officer since June 2021, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Legal Officer since May 2022 and Secretary of Northern Trust Securities, Inc. since October 2020; Chief Legal Officer and Secretary of Belvedere Advisors LLC from 2019 to 2023; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC from 2015 to April 2022; Deputy General Counsel of Northern Trust Corporation since August 2020; Deputy General Counsel and Senior Vice President at The Northern Trust Company since August 2020 and 2015, respectively (previously, Associate General Counsel from 2015 to 2021); Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Chief Legal Officer and Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Chief Legal Officer of FlexShares Trust and Northern Institutional Funds since 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010 to 2018; and Secretary of FlexShares Trust from 2011 to 2018.

Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018

Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; and Secretary of FlexShares Trust since 2018.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022

Secretary, Boston Trust Walden Funds since October 2023; Vice President of the Northern Trust Company since September 2021; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services, Inc. from 2007 to 2021.

Monette R. Nickels Year of Birth: 1971 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President, Head of Fund Tax Services of the Northern Trust Company since 2021; Accounting Manager of Complete Financial Ops, Inc. from 2017 to 2021.

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EQUITY FUNDS

MARCH 31, 2024 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Jamie E. Ulrich Year of Birth: 1975 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2023	Vice President of Financial Reporting of The Northern Trust Company since 2013.

(1) Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

(2) Effective May 15, 2024, Michael J. Pryszcz resigned and effective May 16, 2024, the Board of Trustees approved the appointment of Michael L. Brainerd, Jr. as Assistant Treasurer of the Trust.

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EQUITY FUNDS

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EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS  268  NORTHERN FUNDS ANNUAL REPORT

PROTECTING YOUR PRIVACY

Protecting your privacy is important at Northern Funds, which is why we wanted you to know:

•	We do not sell non-public personal information about our investors or former investors to any outside company.

•

We have policies that limit access to your information to only those people who need it to perform their jobs and provide services to you, and we have physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

•

We collect information about you from applications, forms, conversations and your use of our Web site; third parties with your permission; and your transactions with us, our affiliates and our joint marketing partners.

•

We do not disclose the information we collect about our investors or former investors to anyone, except to companies that perform services for us, affiliates with whom we have joint marketing agreements such as Northern Trust, (1) for our everyday purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations or report to credit bureaus or (2) as permitted by law.

•

The information includes account balances and account history. You may limit our use or sharing of information about you with our affiliates and joint marketing partners for marketing purposes by calling 800-595-9111 weekdays from 7:00 a.m. to 5:00 p.m. Central time or by writing to us at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986.

If our information sharing practices change, we will send you a revised notice. You can also visit our Web site, northerntrust.com/funds, for an online version of our current privacy notice.

SHAREHOLDER COMMUNICATIONS

In order to help reduce expenses and reduce the amount of mail that you receive, we generally send a single copy of all materials, including prospectuses, financial reports, proxy statements and information statements to all investors who share the same mailing address, even if more than one person in a household holds shares of a fund.

If you do not want your mailings combined with those of other members of your household, you may opt-out at any time by contacting the Northern Funds Center either by telephone at 800-595-9111; by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986; or by sending an e-mail to northern-funds@ntrs.com.

Not part of the Annual Report

NORTHERN FUNDS FIXED INCOME AND MONEY MARKET FUNDS

ANNUAL REPORT

MARCH 31, 2024

NORTHERN FUNDS®

MANAGED BY NORTHERN TRUST

FIXED INCOME AND MONEY MARKET FUNDS

TABLE OF CONTENTS

2	PORTFOLIO MANAGEMENT COMMENTARY

20	BENCHMARK INFORMATION

22	STATEMENTS OF ASSETS AND LIABILITIES

26	STATEMENTS OF OPERATIONS

30	STATEMENTS OF CHANGES IN NET ASSETS

36	FINANCIAL HIGHLIGHTS

57	SCHEDULES OF INVESTMENTS

57	ARIZONA TAX-EXEMPT FUND (Ticker Symbol: NOAZX)

61	BOND INDEX FUND (Ticker Symbol: NOBOX)

144	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (Ticker Symbol: NCITX)

151	CALIFORNIA TAX-EXEMPT FUND (Ticker Symbol: NCATX)

158	CORE BOND FUND (Ticker Symbol: NOCBX)

171	FIXED INCOME FUND (Ticker Symbol: NOFIX)

186	HIGH YIELD FIXED INCOME FUND (Ticker Symbol: NHFIX)

202	HIGH YIELD MUNICIPAL FUND (Ticker Symbol: NHYMX)

215	INTERMEDIATE TAX-EXEMPT FUND (Ticker Symbol: NOITX)

233	LIMITED TERM TAX-EXEMPT FUND (Ticker Symbol: NSITX)

243	LIMITED TERM U.S. GOVERNMENT FUND (Ticker Symbol: NSIUX)

245	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND (Ticker Symbol: NMHYX)

283	SHORT BOND FUND (Ticker Symbol: BSBAX)

291	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND (Ticker Symbol: NTAUX)

313	TAX-EXEMPT FUND (Ticker Symbol: NOTEX)

328	ULTRA-SHORT FIXED INCOME FUND (Ticker Symbols: Shares: NUSFX, Siebert Williams Shank Shares: SWSFX)

336	U.S. GOVERNMENT FUND (Ticker Symbol: NOUGX)

339	U.S. GOVERNMENT MONEY MARKET FUND (Ticker Symbol: NOGXX)

342	U.S. GOVERNMENT SELECT MONEY MARKET FUND (Ticker Symbol: NOSXX)

345	U.S. TREASURY INDEX FUND (Ticker Symbol: BTIAX)

349	NOTES TO THE FINANCIAL STATEMENTS

368	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

369	TAX INFORMATION

370	LIQUIDITY RISK MANAGEMENT PROGRAM

371	FUND EXPENSES

374	TRUSTEES AND OFFICERS

380	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

You could lose money by investing in the U.S. Government Money Market and U.S. Government Select Money Market Funds. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The U.S. Government Money Market and U.S. Government Select Money Market Funds’ sponsor is not required to reimburse the Funds for losses, and you should not expect that the sponsor will provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time, including during periods of market stress.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT  1  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Normalizing inflation and economic growth were key themes of the 12-month reporting period ended March 31, 2024, as the world moved past the disruptions of the pandemic. The U.S. Federal Reserve (the “Fed”), after aggressively raising rates in 2022 and early 2023, responded to the changing economy by slowing and eventually ceasing its rate-raising campaign. The Fed raised rates 0.25% each in May and July 2023 and has since held steady. Investors have long expected that the economy would slow and the Fed would turn to cuts, but the timing of that expectation pushed later as the period went on and the economy maintained its strength, and inflation eased. Treasury and municipal rates rose over the 12-month reporting period. Although the rise in treasury rates was sharper, municipal yields increased the most in short maturities, as the inversion in the yield curve increased. Benchmark municipal yields were up 0.74% in 1-year, and 0.59% in 2-year, but just 0.13% and 0.28% in 6-year and 20-year maturities, respectively. Municipals outperformed treasuries over the period, as inflows returned to the municipal market. Municipal new issue supply improved as the period went on, yet supply remained muted by historic standards. The nation’s economic strength continued to bolster municipal fundamental credit quality, pushing credit spreads tighter and contributing to outperformance for lower-rated credits and particularly high yield.

The Arizona Tax-Exempt Fund (the “Fund”) returned 2.62% for the 12-month reporting period ended March 31, 2024, underperforming the 2.94% return for its benchmark, the Bloomberg Arizona Municipal Bond Index. The Fund’s curve positioning and security selection were positive drivers of performance. Duration differences between the Fund and the benchmark detracted from Fund performance relative to the benchmark. The Fund’s underweight to BBB-rated credits also detracted from performance, given outperformance by lower-rated credits. The Fund’s duration was reduced from a long position as the 12-month reporting period began, to just below neutral as it ended.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

ARIZONA TAX-EXEMPT FUND	2.62%	0.77%	2.09%

BLOOMBERG ARIZONA MUNICIPAL BOND INDEX	2.94	1.34	2.47

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.63% and 0.46%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Benchmarks can be found on pages 20 to 21.

FIXED INCOME AND MONEY MARKET FUNDS  2  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2024, the U.S. economy was characterized by moderating inflation and a relatively stable, low level of unemployment. The calendar year-over-year Consumer Price Index (“CPI”) decreased from 5.6% to 3.2% while the unemployment rate remained below 4%. Despite this, in November 2023 the U.S. Federal Reserve turned dovish, noting interest rate cuts were likely during 2024. This event drove yields and spreads across risk assets to rally during the second half of the reporting period which positively impacted fixed income returns. Investment grade credit index spreads tightened by 0.40% while high yield index spreads tightened by 1.11% during this period. Securitized index spreads also tightened by 0.22%.

Short U.S. Treasury yields surged over the reporting period ended March 31, 2024, and the curve steepened (became less inverted), as long yields rose more than short yields over the year. The spread between 2-year and 30-year yields ended the period at -0.28%. Generic 2-year yields rose 0.59% to 4.62%, while 5-year yields rose 0.64% to 4.21%. Generic 10-year yields rose 0.73% in the reporting period to 4.20%, and 30-year bond yields rose 0.69% to 4.34%.

The Bond Index Fund (the “Fund”) returned 1.60% during the 12-month reporting period ended March 31, 2024. The Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark, returned 1.70%. The Fund remains positioned to track the risk and return characteristics of its benchmark index. Sector, curve, and security selection strategies are driven by the composition of the benchmark, and the Fund seeks to track as closely as possible (before deduction of fees, expenses, and taxes) the investment performance of the Bloomberg U.S. Aggregate Bond Index. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to the Fund’s use of a sampling methodology to seek to track the index and Fund fees and expenses.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

BOND INDEX FUND	1.60%	0.27%	1.43%

BLOOMBERG U.S. AGGREGATE BOND INDEX	1.70	0.36	1.54

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.12% and 0.07%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 20 to 21.

NORTHERN FUNDS ANNUAL REPORT  3  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Normalizing inflation and economic growth were key themes of the 12-month reporting period ended March 31, 2024, as the world moved past the disruptions of the pandemic. The U.S. Federal Reserve (the “Fed”), after aggressively raising rates in 2022 and early 2023, responded to the changing economy by slowing and eventually ceasing its rate-raising campaign. The Fed raised rates 0.25% each in May and July 2023 and has since held steady. Investors have long expected that the economy would slow and the Fed would turn to cuts, but the timing of that expectation pushed later as the period went on and the economy maintained its strength, and inflation eased. Treasury and municipal rates rose over the 12-month reporting period. Although the rise in treasury rates was sharper, municipal yields increased the most in short maturities, as the inversion in the yield curve increased. Benchmark municipal yields were up 0.74% in 1-year, and 0.59% in 2-year, but just 0.13% and 0.28% in 6-year and 20-year maturities, respectively. Municipals outperformed treasuries over the period, as inflows returned to the municipal market. Municipal new issue supply improved as the period went on, yet supply remained muted by historic standards. The nation’s economic strength continued to bolster municipal fundamental credit quality, pushing credit spreads tighter and contributing to outperformance for lower-rated credits and particularly high yield.

The California Intermediate Tax-Exempt Fund (the “Fund”) returned 2.29% for the 12-month reporting period ended March 31, 2024, outperforming the 2.04% return for its benchmark, the Bloomberg California Intermediate Municipal Bond Index. The Fund’s curve positioning, security selection and sector allocation added to performance. An overweight to cash and an underweight to AA-rated bonds also added to performance. Duration positioning detracted from Fund performance relative to the benchmark index. The Fund’s duration started the year long duration relative to the benchmark index, but moved to near the benchmark index starting in October 2023.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	2.29%	0.76%	1.91%

BLOOMBERG CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	2.04	1.32	2.16

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.52% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks can be found on pages 20 to 21.

FIXED INCOME AND MONEY MARKET FUNDS  4  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Normalizing inflation and economic growth were key themes of the 12-month reporting period ended March 31, 2024, as the world moved past the disruptions of the pandemic. The U.S. Federal Reserve (the “Fed”), after aggressively raising rates in 2022 and early 2023, responded to the changing economy by slowing and eventually ceasing its rate-raising campaign. The Fed raised rates 0.25% each in May and July 2023 and has since held steady. Investors have long expected that the economy would slow and the Fed would turn to cuts, but the timing of that expectation pushed later as the period went on and the economy maintained its strength, and inflation eased. Treasury and municipal rates rose over the 12-month reporting period. Although the rise in treasury rates was sharper, municipal yields increased the most in short maturities, as the inversion in the yield curve increased. Benchmark municipal yields were up 0.74% in 1-year, and 0.59% in 2-year, but just 0.13% and 0.28% in 6-year and 20-year maturities, respectively. Municipals outperformed treasuries over the period, as inflows returned to the municipal market. Municipal new issue supply improved as the period went on, yet supply remained muted by historic standards. The nation’s economic strength continued to bolster municipal fundamental credit quality, pushing credit spreads tighter and contributing to outperformance for lower-rated credits and particularly high yield.

The California Tax-Exempt Fund (the “Fund”) returned 3.25% for the 12-month reporting period ended March 31, 2024, outperforming the 3.15% return for its benchmark, the Bloomberg California Municipal Bond Index. The Fund’s security selection and curve positioning were the largest contributors to performance. The Fund’s cash position also added to performance over the reporting period compared to the benchmark index. Duration, which was reduced from long to neutral over the reporting period, detracted from relative performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

CALIFORNIA TAX-EXEMPT FUND	3.25%	1.02%	2.54%

BLOOMBERG CALIFORNIA MUNICIPAL BOND INDEX	3.15	1.60	2.68

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.56% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks can be found on pages 20 to 21.

NORTHERN FUNDS ANNUAL REPORT  5  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

CORE BOND FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2024, the U.S. economy was characterized by moderating inflation and a relatively stable, low level of unemployment. The calendar year-over-year Consumer Price Index (“CPI”) decreased from 5.6% to 3.2% while the unemployment rate remained below 4%. Despite this, in November 2023 the U.S. Federal Reserve (the “Fed”) turned dovish, noting interest rate cuts were likely during 2024. This event drove yields and spreads across risk assets to rally during the second half of the reporting period which positively impacted fixed income returns. Investment grade credit index spreads tightened by 0.40% while high yield index spreads tightened by 1.11% during this period. Securitized index spreads also tightened by 0.22%.

During 2023, Northern Trust Investments, Inc. increased the Core Bond Fund’s (the “Fund”) allocation to agency mortgage backed securities (“MBS”), while maintaining its neutral positioning in investment grade corporate credit and its underweight in U.S. Treasuries. We believe this portfolio positioning aims to benefit from declining rate volatility, as the macro environment and the Fed’s monetary response becomes more certain.

The Fund achieved a total return of 1.77% for the reporting period, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 1.70%. The Fund’s neutral duration and sector allocation decisions added to performance during the reporting period. Security selection within investment grade credit was a positive driver of performance, while security selection within agency MBS and U.S. Treasuries detracted from performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

CORE BOND FUND	1.77%	0.37%	1.43%

BLOOMBERG U.S. AGGREGATE BOND INDEX	1.70	0.36	1.54

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.50% and 0.41%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 20 to 21.

FIXED INCOME AND MONEY MARKET FUNDS  6  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2024, the U.S. economy was characterized by moderating inflation and a relatively stable, low level of unemployment. The calendar year-over-year Consumer Price Index (“CPI”) decreased from 5.6% to 3.2% while the unemployment rate remained below 4%. Despite this, in November 2023 the U.S. Federal Reserve (the “Fed”) turned dovish, noting interest rate cuts were likely during 2024. This event drove yields and spreads across risk assets to rally during the second half of the reporting period which positively impacted fixed income returns. Investment grade credit index spreads tightened by 0.40% while high yield index spreads tightened by 1.11% during this period. Securitized index spreads also tightened by 0.22%.

During 2023, Northern Trust Investments, Inc. increased the Fixed Income Fund’s (the “Fund”) allocation to agency mortgage backed securities (“MBS”) and high yield, while maintaining its neutral positioning in investment grade corporate credit and its underweight in U.S. Treasuries. We believe this portfolio positioning aims to benefit from declining rate volatility as the macro environment and the Fed’s monetary response becomes more certain.

The Fund achieved a total return of 2.20% for the reporting period, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 1.70%. The Fund’s neutral duration and sector allocation decisions added to performance during the reporting period. Security selection within investment grade and high yield credit were positive drivers of performance, while security selection within agency MBS and U.S. Treasuries detracted from performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

FIXED INCOME FUND	2.20%	0.72%	1.67%

BLOOMBERG U.S. AGGREGATE BOND INDEX	1.70	0.36	1.54

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.51% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 20 to 21.

NORTHERN FUNDS ANNUAL REPORT  7  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high yield market posted strong positive returns in the 12-month reporting period ended March 31, 2024, with the High Yield Fixed Income Fund (the “Fund”) returning 11.28% for the reporting period, outperforming its benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, which returned 11.15%. Going into the reporting period, the market was in the process of recovering from a short lived regional banking crisis, and the Swiss regulators’ arrangement of an emergency purchase of Credit Suisse by UBS. Quick action by regulators calmed fears and provided an opportune entry point for high yield given wider spreads – especially in financials. Interest rates oscillated during the period, and ended higher. Rates increased into October 2023 as growth remained robust and inflation continued to come in above the U.S Federal Reserve’s (the “Fed”) target. Rates were little impacted by an increase in geopolitical tensions including the continuation of the war in Ukraine, the onset of the Israel-Hamas war, and heightened tensions between China and Taiwan. While inflation remained above target, the market shifted to anticipating a “soft landing”, and started pricing in rate cuts after the October 2023 Federal Open Market Committee meeting. The decline in rates accelerated after the December 2023 meeting when the Fed struck a more dovish tone, and the Fed’s median estimates implied three quarter point rate cuts in 2024. In Q1 of 2024, anticipated cuts receded as inflation continued to come in higher than the 2% target with an annual rate of 3.2% for headline inflation, and 3.8% for core inflation.

High yield spreads ended the 12-month reporting period ended March 31, 2024 significantly tighter than where they began. In aggregate, high yield tightened 1.58% to end the period at 2.99%, as represented by the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index. While spread tightening happened across industries, financials, including banking and other sectors, were the best performers after the industry regained confidence. Transportation had the least improvement during the period. Given the risk-on nature of the reporting period, the lower quality portions of the market generally outperformed the higher quality portions. BB rated bonds returned 9.11%, B rated securities returned 11.46%, CCC rated bonds generated a 16.63% return, and consolidated C and D rated bonds returned 36.71%. Over the reporting period, the high yield market had $20 billion in inflows. While spreads tightened, as rates increased into September 2023, spreads widened, and then shifted back to a tightening path as yields declined. For Q1 of 2024, spreads continued to tighten even though rates went back up. Throughout the reporting period the Fund carried an overweight to B rated securities along with a modest overweight to CCC rated securities, which positively impacted relative performance. Overweight positions in financials including banking and brokerage, as well as energy were the largest contributors to relative performance; this was slightly offset by overweights to transportation and communication. Underweights to technology and consumer non-cyclicals benefited relative performance. This was offset by an underweight to consumer cyclicals.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

HIGH YIELD FIXED INCOME FUND	11.28%	4.17%	3.87%

BLOOMBERG U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	11.15	4.19	4.44

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.65% and 0.60%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds”. While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Information about Benchmarks can be found on pages 20 to 21.

FIXED INCOME AND MONEY MARKET FUNDS  8  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Normalizing inflation and economic growth were key themes of the 12-month reporting period ended March 31, 2024, as the world moved past the disruptions of the pandemic. The U.S. Federal Reserve (the “Fed”), after aggressively raising rates in 2022 and early 2023, responded to the changing economy by slowing and eventually ceasing its rate-raising campaign. The Fed raised rates 0.25% each in May and July 2023 and has since held steady. Investors have long expected that the economy would slow and the Fed would turn to cuts, but the timing of that expectation pushed later as the period went on and the economy maintained its strength, and inflation eased. Treasury and municipal rates rose over the 12-month reporting period. Although the rise in treasury rates was sharper, municipal yields increased the most in short maturities, as the inversion in the yield curve increased. Benchmark municipal yields were up 0.74% in 1-year, and 0.59% in 2-year, but just 0.13% and 0.28% in 6-year and 20-year maturities, respectively. Municipals outperformed treasuries over the period, as inflows returned to the municipal market. Municipal new issue supply improved as the period went on, yet supply remained muted by historic standards. The nation’s economic strength continued to bolster municipal fundamental credit quality, pushing credit spreads tighter and contributing to outperformance for lower-rated credits and particularly high yield.

The High Yield Municipal Fund (the “Fund”) returned 5.47% for the reporting period, compared with the 5.98% performance of its benchmark, the Bloomberg Municipal Bond 60% High Yield/40% Investment Grade Index. The Fund’s sector allocation was a key contributor to relative performance. Duration, which was long at the start of the period and gradually came down to neutral by the end of the period, detracted from Fund performance relative to the index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

HIGH YIELD MUNICIPAL FUND	5.47%	0.73%	2.62%

BLOOMBERG MUNICIPAL BOND 60% HIGH YIELD/40% INVESTMENT GRADE INDEX	5.98	2.48	3.81

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.64% and 0.58%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Benchmarks can be found on pages 20 to 21.

NORTHERN FUNDS ANNUAL REPORT  9  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Normalizing inflation and economic growth were key themes of the 12-month reporting period ended March 31, 2024, as the world moved past the disruptions of the pandemic. The U.S. Federal Reserve (the “Fed”), after aggressively raising rates in 2022 and early 2023, responded to the changing economy by slowing and eventually ceasing its rate-raising campaign. The Fed raised rates 0.25% each in May and July 2023 and has since held steady. Investors have long expected that the economy would slow and the Fed would turn to cuts, but the timing of that expectation pushed later as the period went on and the economy maintained its strength, and inflation eased. Treasury and municipal rates rose over the 12-month reporting period. Although the rise in treasury rates was sharper, municipal yields increased the most in short maturities, as the inversion in the yield curve increased. Benchmark municipal yields were up 0.74% in 1-year, and 0.59% in 2-year, but just 0.13% and 0.28% in 6-year and 20-year maturities, respectively. Municipals outperformed treasuries over the period, as inflows returned to the municipal market. Municipal new issue supply improved as the period went on, yet supply remained muted by historic standards. The nation’s economic strength continued to bolster municipal fundamental credit quality, pushing credit spreads tighter and contributing to outperformance for lower-rated credits and particularly high yield.

The Intermediate Tax-Exempt Fund (the “Fund”) returned 2.29% for the reporting period, compared with the 2.62% return for its benchmark, the Bloomberg Municipal 1-15 Year Index. Duration was the largest detractor to the Fund’s performance, as the Fund was long duration at the beginning of the period, but reduced to near neutral starting in October 2023. An overweight to cash and curve positioning were additive to relative performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

INTERMEDIATE TAX-EXEMPT FUND	2.29%	1.03%	1.92%

BLOOMBERG MUNICIPAL 1-15 YEAR INDEX	2.62	1.60	2.32

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.49% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks can be found on pages 20 to 21.

FIXED INCOME AND MONEY MARKET FUNDS  10  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

LIMITED TERM TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Normalizing inflation and economic growth were key themes of the 12-month reporting period ended March 31, 2024, as the world moved past the disruptions of the pandemic. The U.S. Federal Reserve (the “Fed”), after aggressively raising rates in 2022 and early 2023, responded to the changing economy by slowing and eventually ceasing its rate-raising campaign. The Fed raised rates 0.25% each in May and July 2023 and has since held steady. Investors have long expected that the economy would slow and the Fed would turn to cuts, but the timing of that expectation pushed later as the period went on and the economy maintained its strength, and inflation eased. Treasury and municipal rates rose over the 12-month reporting period. Although the rise in treasury rates was sharper, municipal yields increased the most in short maturities, as the inversion in the yield curve increased. Benchmark municipal yields were up 0.74% in 1-year, and 0.59% in 2-year, but just 0.13% and 0.28% in 6-year and 20-year maturities, respectively. Municipals outperformed treasuries over the period, as inflows returned to the municipal market. Municipal new issue supply improved as the period went on, yet supply remained muted by historic standards. The nation’s economic strength continued to bolster municipal fundamental credit quality, pushing credit spreads tighter and contributing to outperformance for lower-rated credits and particularly high yield.

The Limited Term Tax-Exempt Fund (the “Fund”) returned 1.74% for the reporting period, compared with the 2.01% return for its benchmark, the Bloomberg 1-5 Year Blend Municipal Bond Index. Duration positioning and sector allocation detracted from the Fund’s performance. The Fund’s overweight to cash relative to the benchmark index added to relative performance. The Fund was neutral to short duration over the course of the reporting period relative to the benchmark index, and overweight highly rated bonds. Both of these factors modestly reduced relative performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

LIMITED TERM TAX-EXEMPT FUND	1.74%	1.13%	1.16%

BLOOMBERG 1-5 YEAR BLEND MUNICIPAL BOND INDEX	2.01	1.16	1.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.51% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks can be found on pages 20 to 21.

NORTHERN FUNDS ANNUAL REPORT  11  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

LIMITED TERM U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2024, the U.S. economy was characterized by moderating inflation and a relatively stable, low level of unemployment. The calendar year-over-year Consumer Price Index (“CPI”) decreased from 5.6% to 3.2% while the unemployment rate remained below 4%. Despite this, in November 2023 the U.S. Federal Reserve turned dovish, noting interest rate cuts were likely during 2024. This event drove yields and spreads across risk assets to rally during the second half of the reporting period which positively impacted fixed income returns. Investment grade credit index spreads tightened by 0.40% while high yield index spreads tightened by 1.11% during this period. Securitized index spreads also tightened by 0.22%.

Short U.S. Treasury yields surged over the reporting period ended March 31, 2024, and the curve steepened (became less inverted), as long yields rose more than short yields over the year. The spread between 2-year and 30-year yields ended the period at -0.28%. Generic 2-year yields rose 0.59% to 4.62%, while 5-year yields rose 0.64% to 4.21%. Generic 10-year yields rose 0.73% in the reporting period to 4.20%, and 30-year bond yields rose 0.69% to 4.34%.

The Limited Term U.S. Government Fund (the “Fund”) returned 2.11%, underperforming its benchmark, the Bloomberg 1-5 Year U.S. Government Index, which returned 2.44% during the reporting period ended March 31, 2024. The Fund’s allocation to U.S. mortgage backed securities and its tactical positioning in duration were positive contributors to Fund performance. The Fund’s allocation to U.S. Treasury Inflation-Protected Securities and its underweight to U.S. Agencies detracted from performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

LIMITED TERM U.S. GOVERNMENT FUND	2.11%	0.57%	0.71%

BLOOMBERG 1-5 YEAR U.S. GOVERNMENT INDEX	2.44	0.93	1.10

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.59% and 0.42%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.	Information about Benchmarks can be found on pages 20 to 21.

FIXED INCOME AND MONEY MARKET FUNDS  12  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2024, the high yield market returned 11.06% as measured by the Fund’s benchmark index, the ICE BofA U.S. High Yield Constrained Index. Over the reporting period, lower quality securities outperformed higher quality securities: securities rated CCC and lower returned 18.49%, followed by B rated securities returning 11.37% and BB rated securities returning 9.07%. From a sector perspective, retail, leisure and energy were stronger performing areas in the benchmark, while telecommunications, media and technology lagged the overall benchmark return for the reporting period.

The Multi-Manager High Yield Opportunity Fund (the “Fund”) returned 10.97% during the 12-month reporting period ended March 31, 2024, underperforming its benchmark, the ICE BofA U.S. High Yield Constrained Index, which returned 11.06%. The Fund’s sub-advisers all performed well for the reporting period. BlackRock Investment Management, LLC’s tactical beta adjustments, underweights to BB-rated securities, and allocations to loans drove positive performance. An overweight to technology was a drag from a sector perspective, as was an underweight to the most distressed part of the benchmark index, which rallied during the trailing year. Polen Capital Credit, LLC’s (“Polen”) positive performance for the reporting period was driven by a higher income yield (due to a lower quality bias) and shorter duration versus the benchmark. From a sector perspective, Polen’s capital goods overweight was additive. Its security selection within the automotive and healthcare sectors detracted from relative performance for the reporting period. Nomura Corporate Research and Asset Management Inc.’s ( Nomura ) overweight to credit and higher income yield versus the benchmark as well as sector positioning and security selection within recreation and travel contributed positively to relative performance. Specialty retail and an overall underweight to select distressed issues detracted from Nomura’s relative performance for the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	10.97%	3.99%	4.01%

ICE BofA U.S. HIGH YIELD CONSTRAINED INDEX	11.06	4.01	4.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.78% and 0.68%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Information about Benchmarks can be found on pages 20 to 21.

NORTHERN FUNDS ANNUAL REPORT  13  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

SHORT BOND FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2024, the U.S. economy was characterized by moderating inflation and a relatively stable, low level of unemployment. The calendar year-over-year Consumer Price Index (“CPI”) decreased from 5.6% to 3.2% while the unemployment rate remained below 4%. Despite this, in November 2023 the U.S. Federal Reserve turned dovish, noting interest rate cuts were likely during 2024.

This event drove spreads and yields to tighten during the second half of the reporting period. Following the November 1, 2023 Federal Open Market Committee meeting, 1-3 Corporate Option Adjusted Spreads (measurement of the spread of a fixed-income security rate and the risk-free rate of return) tightened from 0.96% to 0.57% on March 31, 2024. 1-3 Corporate Option Adjusted Spreads had begun the reporting period at 1.01%. Over the course of the fiscal year, Treasury rates increased across the curve. 1-year, 2-year and 3-year Treasury rates increased by 0.43%, 0.60% and 0.62%, respectively.

The Short Bond Fund (the “Fund”) returned 3.78% for the 12-month reporting period, outperforming its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index, which returned 3.49%. This outperformance can be attributed mainly to sector allocation. During the reporting period, the Fund was overweight to securitized investments, including mortgage backed securities, pass-through asset backed securities and commercial mortgage backed securities as compared to the Bloomberg 1-3 Year U.S. Government/Credit Index, which does not contain these asset classes. As of March 31, 2024, the Fund is about 50% Treasuries, almost 30% corporate bonds, and close to 20% securitized investments. The largest changes in the Fund were a 15% increase in Treasury exposure, a similar-sized decrease in corporate bond exposure, and a slight increase in securitized investments exposure over the course of the reporting period. The Fund’s duration was consistent with the duration of the benchmark as of March 31, 2024.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

SHORT BOND FUND	3.78%	1.47%	1.35%

BLOOMBERG 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	3.49	1.36	1.29

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.45% and 0.40%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Benchmarks can be found on pages 20 to 21.

FIXED INCOME AND MONEY MARKET FUNDS  14  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Normalizing inflation and economic growth were key themes of the 12-month reporting period ended March 31, 2024, as the world moved past the disruptions of the pandemic. The U.S. Federal Reserve (the “Fed”), after aggressively raising rates in 2022 and early 2023, responded to the changing economy by slowing and eventually ceasing its rate-raising campaign. The Fed raised rates 0.25% each in May and July 2023 and has since held steady. Investors have long expected that the economy would slow and the Fed would turn to cuts, but the timing of that expectation pushed later as the period went on and the economy maintained its strength, and inflation eased. Treasury and municipal rates rose over the 12-month reporting period. Although the rise in treasury rates was sharper, municipal yields increased the most in short maturities, as the inversion in the yield curve increased. Benchmark municipal yields were up 0.74% in 1-year, and 0.59% in 2-year, but just 0.13% and 0.28% in 6-year and 20-year maturities, respectively. Municipals outperformed treasuries over the period, as inflows returned to the municipal market. Municipal new issue supply improved as the period went on, yet supply remained muted by historic standards. The nation’s economic strength continued to bolster municipal fundamental credit quality, pushing credit spreads tighter and contributing to outperformance for lower-rated credits and particularly high yield.

The Tax-Advantaged Ultra-Short Fixed Income Fund (the “Fund”) returned 4.23% for the 12-month reporting period, outperforming the 2.68% return for its benchmark, the 75% ICE BofA 6-12 Month Municipal Securities Index/25% ICE BofA 1-3 Year Municipal Securities Index. The Fund’s security selection and curve positioning were the largest contributors to performance, and an overweight to corporate bonds added significantly to performance. Duration positioning, which was generally short throughout the year, was modestly positive. An underweight to California municipal bonds was modestly negative to relative performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	4.23%	1.51%	1.20%

ICE BofA 6-12 MONTH MUNICIPAL SECURITIES INDEX	2.87	1.35	1.06

ICE BofA 1-3 YEAR U.S. MUNICIPAL SECURITIES INDEX	2.27	1.12	1.09

75% ICE BofA 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% ICE BofA 1-3 YEAR U.S. MUNICIPAL SECURITIES INDEX	2.68	1.28	1.06

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.28% and 0.25%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks can be found on pages 20 to 21.

NORTHERN FUNDS ANNUAL REPORT  15  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Normalizing inflation and economic growth were key themes of the 12-month reporting period ended March 31, 2024, as the world moved past the disruptions of the pandemic. The U.S. Federal Reserve (the “Fed”), after aggressively raising rates in 2022 and early 2023, responded to the changing economy by slowing and eventually ceasing its rate-raising campaign. The Fed raised rates 0.25% each in May and July 2023 and has since held steady. Investors have long expected that the economy would slow and the Fed would turn to cuts, but the timing of that expectation pushed later as the period went on and the economy maintained its strength, and inflation eased. Treasury and municipal rates rose over the 12-month reporting period. Although the rise in treasury rates was sharper, municipal yields increased the most in short maturities, as the inversion in the yield curve increased. Benchmark municipal yields were up 0.74% in 1-year, and 0.59% in 2-year, but just 0.13% and 0.28% in 6-year and 20-year maturities, respectively. Municipals outperformed treasuries over the period, as inflows returned to the municipal market. Municipal new issue supply improved as the period went on, yet supply remained muted by historic standards. The nation’s economic strength continued to bolster municipal fundamental credit quality, pushing credit spreads tighter and contributing to outperformance for lower-rated credits and particularly high yield.

The Tax-Exempt Fund (the “Fund”) returned 2.73% for the 12-month reporting period, underperforming the 3.13% return for its benchmark, the Bloomberg U.S. Municipal Index. The Fund’s curve positioning and security selection were the largest contributors to performance. Duration detracted from Fund performance as the Fund began the year significantly long relative to the benchmark index, but reached neutral by October 2023. The Fund’s overweight cash position relative to the benchmark index, added to relative Fund performance. An overweight to A-rated bonds added to relative performance, but an underweight to BBB detracted.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

TAX-EXEMPT FUND	2.73%	0.87%	2.27%

BLOOMBERG U.S. MUNICIPAL INDEX	3.13	1.59	2.66

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.50% and 0.45%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.	Information about Benchmarks can be found on pages 20 to 21.

FIXED INCOME AND MONEY MARKET FUNDS  16  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2024, the U.S. economy was characterized by moderating inflation and a relatively stable, low level of unemployment. The calendar year-over-year Consumer Price Index (“CPI”) decreased from 5.6% to 3.2% while the unemployment rate remained below 4%. Despite this, in November 2023 the U.S. Federal Reserve turned dovish, noting interest rate cuts were likely during 2024.

This event drove spreads and yields to tighten during the second half of the reporting period. Following the November 1, 2023 Federal Open Market Committee meeting, 1-3 Corporate Option Adjusted Spreads (measurement of the spread of a fixed-income security rate and the risk-free rate of return) tightened from 0.96% to 0.57% on March 31, 2024. 1-3 Corporate Option Adjusted Spreads had begun the reporting period at 1.01%. Over the course of the fiscal year, Treasury rates increased across the curve. 1-year, 2-year and 3-year Treasury rates increased by 0.43%, 0.60% and 0.62%, respectively.

The Ultra-Short Fixed Income Fund (the “Fund”) returned 6.59% outperforming the 4.31% return of its benchmark, the ICE BofA 1-Year U.S. Treasury Note Index, for the reporting period. This outperformance can be attributed mainly to security selection and sector allocation. During the reporting period, the Fund was heavily overweight to corporate bonds as compared to the ICE BofA 1-Year U.S. Treasury Note Index. As of March 31, 2024, the Fund is allocated more than 80% to corporate bonds, and less than 10% to each of the categories of securitized investments, Treasury and cash securities, compared with its all-Treasury benchmark. Financial institutions account for a majority of the Fund’s corporate bond exposure. The Fund’s overall credit quality remained relatively constant throughout the course of the year. The Fund’s duration was shorter than that of the ICE BofA 1-Year U.S. Treasury Note Index, which contributed to its relative outperformance as yields rose throughout most of the year. The Fund’s sector overweight to REITs detracted from relative performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

ULTRA-SHORT FIXED INCOME FUND (SHARES)	6.59%	2.30%	1.81%

ULTRA-SHORT FIXED INCOME FUND (SIEBERT WILLIAM SHANK SHARES)[1]	6.59	2.30	1.81

ICE BofA 1-YEAR U.S. TREASURY NOTE INDEX	4.31	1.66	1.25

1 Siebert Williams Shank Shares commenced operations on September 13, 2022. Performance of Siebert Williams Shank Shares prior to that date is for the Fund’s Shares class.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.29% and 0.25% for Shares, and 0.29% and 0.25% for Siebert Williams Shank Shares, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT (SHARES)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.	Information about Benchmarks can be found on pages 20 to 21.

NORTHERN FUNDS ANNUAL REPORT  17  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2024, the U.S. economy was characterized by moderating inflation and a relatively stable, low level of unemployment. The calendar year-over-year Consumer Price Index (“CPI”) decreased from 5.6% to 3.2% while the unemployment rate remained below 4%. Despite this, in November 2023 the U.S. Federal Reserve turned dovish, noting interest rate cuts were likely during 2024. This event drove yields and spreads across risk assets to rally during the second half of the reporting period which positively impacted fixed income returns. Investment grade credit index spreads tightened by 0.40% while high yield index spreads tightened by 1.11% during this period. Securitized index spreads also tightened by 0.22%.

Short U.S. Treasury yields surged over the reporting period ended March 31, 2024, and the curve steepened (became less inverted), as long yields rose more than short yields over the year. The spread between 2-year and 30-year yields ended the period at -0.28%. Generic 2-year yields rose 0.59% to 4.62%, while 5-year yields rose 0.64% to 4.21%. Generic 10-year yields rose 0.73% in the reporting period to 4.20%, and 30-year bond yields rose 0.69% to 4.34%.

The U.S. Government Fund (the “Fund”) returned 1.60%, underperforming its benchmark, the Bloomberg Intermediate U.S. Government Bond Index, which returned 1.65%. The Fund’s allocation to U.S. mortgage backed securities, and its tactical positioning in yield curve and duration, were positive contributors to Fund performance. The Fund’s allocation to U.S. Treasury Inflation-Protected Securities, and its underweight to U.S. Agencies detracted from performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

U.S. GOVERNMENT FUND	1.60%	0.40%	0.85%

BLOOMBERG INTERMEDIATE U.S. GOVERNMENT BOND INDEX	1.65	0.64	1.14

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.62% and 0.42%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.	Information about Benchmarks can be found on pages 20 to 21.

FIXED INCOME AND MONEY MARKET FUNDS  18  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

U.S. TREASURY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2024, the U.S. economy was characterized by moderating inflation and a relatively stable, low level of unemployment. The calendar year-over-year Consumer Price Index (“CPI”) decreased from 5.6% to 3.2% while the unemployment rate remained below 4%. Despite this, in November 2023 the U.S. Federal Reserve turned dovish, noting interest rate cuts were likely during 2024. This event drove yields and spreads across risk assets to rally during the second half of the reporting period which positively impacted fixed income returns. Investment grade credit index spreads tightened by 0.40% while high yield index spreads tightened by 1.11% during this period. Securitized index spreads also tightened by 0.22%.

Short U.S. Treasury yields surged over the reporting period ended March 31, 2024, and the curve steepened (became less inverted), as long yields rose more than short yields over the year. The spread between 2-year and 30-year yields ended the period at -0.28%. Generic 2-year yields rose 0.59% to 4.62%, while 5-year yields rose 0.64% to 4.21%. Generic 10-year yields rose 0.73% in the reporting period to 4.20%, and 30-year bond yields rose 0.69% to 4.34%.

The Bloomberg U.S. Treasury Index returned 0.05% during the 12-month reporting period ended March 31, 2024. As designed, the U.S. Treasury Index Fund (the “Fund”) performed in line with the benchmark index, with a return of -0.10%. Tracking difference between the Fund’s returns and the benchmark index’s total return for the reporting period was primarily due to Fund fees and expenses. Northern Trust Investments, Inc. seeks to continue to invest with the goal of tracking the risk and return characteristics of the benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2024

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR

U.S. TREASURY INDEX FUND	-0.10%	-0.22%	0.88%

BLOOMBERG U.S. TREASURY INDEX	0.05	-0.08	1.03

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds. The gross and net expense ratios are 0.27% and 0.16%, respectively, as of the most recent prospectus dated July 31, 2023, as amended September 22, 2023. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least July 31, 2024. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.	Information about Benchmarks can be found on pages 20 to 21.

NORTHERN FUNDS ANNUAL REPORT  19  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

BENCHMARK INFORMATION

The Bloomberg 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

The Bloomberg 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

The Bloomberg 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

The Bloomberg Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Bloomberg California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Bloomberg California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Bloomberg Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

The Bloomberg Municipal 1–15 Year Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of one to seventeen years.

The Bloomberg Municipal Bond 60% High Yield/ 40% Investment Grade Index is an unmanaged index of investment and non-investment grade bonds with a 60% weighting in the Bloomberg Municipal High Yield Index and a 40% weighting to the Bloomberg Municipal Bond Index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. It is a version of the Bloomberg Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

The Bloomberg U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years. As of March 31, 2024, the duration of the Index was approximately 6.06.

The ICE BofA 1-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. In order to qualify for inclusion, securities must be auctioned on or before the third business day before the last business day of the month and settle before the following calendar month end.

The ICE BofA 1-3 Year U.S. Municipal Securities Index is a subset of ICE BofA US Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years. ICE BofA US Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”)). Index constituents are market capitalization weighted.

FIXED INCOME AND MONEY MARKET FUNDS  20  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

(UNAUDITED)

The ICE BofA 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least six months and less than twelve months remaining term to final maturity, at least 18 months to final maturity at issuance, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”)). Index constituents are market capitalization weighted.

The ICE BofA U.S. High Yield Constrained Index tracks the performance of US dollar denominated, below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. Index constituents are market capitalization weighted, provided the total allocation to an individual issuer does not exceed 2%.

NORTHERN FUNDS ANNUAL REPORT  21  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	BOND INDEX FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND	CORE BOND FUND

ASSETS:

Investments, at value	$62,095	$2,328,753	$246,343	$147,969	$86,323

Investments in affiliates, at value	879	27,962	534	1,151	5,893

Cash	64	1,444	—	—	—

Foreign currencies, at value	—	—	—	—	—

Interest income receivable	652	16,704	2,724	1,567	537

Dividend income receivable	3	129	8	6	23

Receivable for foreign tax reclaims	—	—	—	—	14

Receivable for securities sold	—	24,686	4	—	1,020

Receivable for fund shares sold	32	2,929	17	1	7

Receivable from investment adviser	3	25	3	4	2

Prepaid and other assets	4	4	5	6	3

Total Assets	63,732	2,402,636	249,638	150,704	93,822
LIABILITIES:

Cash overdraft	—	—	62	9	1

Payable for securities purchased	—	29,944	—	—	1,023

Payable for when-issued securities	309	12,781	—	—	991

Payable for variation margin on futures contracts	—	—	—	—	8

Payable for fund shares redeemed	60	1,164	40	19	1

Distributions payable to shareholders	34	1,385	104	75	61

Payable to affiliates:

Management fees	5	34	20	12	7

Custody fees	1	16	2	1	1

Shareholder servicing fees	10	27	8	10	—

Transfer agent fees	2	77	8	5	3

Accrued Trustee fees	4	10	4	4	4

Accrued other liabilities	16	32	17	16	16

Total Liabilities	441	45,470	265	151	2,116

Net Assets	$63,291	$2,357,166	$249,373	$150,553	$91,706

ANALYSIS OF NET ASSETS:

Capital stock	$76,517	$2,699,067	$285,152	$163,515	$123,167

Distributable loss	(13,226)	(341,901)	(35,779)	(12,962)	(31,461)

Net Assets	$63,291	$2,357,166	$249,373	$150,553	$91,706

Net Assets:

Shares	$63,291	$2,357,166	$249,373	$150,553	$91,706

Total Shares Outstanding ($.001 par value, unlimited authorization):

Shares	6,546	257,895	25,305	14,299	10,336

Net Asset Value, Redemption and Offering Price Per Share:

Shares	$9.67	$9.14	$9.85	$10.53	$8.87

Investments, at cost	$67,528	$2,539,422	$262,674	$154,799	$91,657

Investments in affiliates, at cost	879	27,962	534	1,151	5,893

Foreign currencies, at cost	—	—	—	—	—

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  22  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	LIMITED TERM TAX-EXEMPT FUND	LIMITED TERM U.S. GOVERNMENT FUND

$340,047	$2,605,855	$288,053	$1,243,461	$421,814	$29,238

10,598	37,595	49,072	4,860	8,628	67

29	10,693	—	3,819	—	—

—	166	—	—	—	—

2,373	46,039	4,153	15,182	4,872	221

33	255	191	58	47	1

1	18	—	—	—	—

3,998	3,958	—	—	—	98

80	1,873	772	953	70	—

4	27	10	12	5	4

3	4	2	3	2	2

357,166	2,706,483	342,253	1,268,348	435,438	29,631

—	—	4	—	15	1

3,504	6,069	2,198	—	—	—

5,191	25,748	—	4,065	5,599	—

11	62	—	—	—	—

620	1,592	205	1,903	229	121

229	2,346	241	569	152	14

29	298	36	104	35	2

4	13	2	8	4	—

7	43	5	24	8	13

11	88	11	41	14	1

14	19	4	13	4	8

17	36	17	30	16	16

9,637	36,314	2,723	6,757	6,076	176

$347,529	$2,670,169	$339,530	$1,261,591	$429,362	$29,455

$455,309	$3,663,127	$474,448	$1,449,044	$458,159	$37,733

(107,780)	(992,958)	(134,918)	(187,453)	(28,797)	(8,278)

$347,529	$2,670,169	$339,530	$1,261,591	$429,362	$29,455

$347,529	$2,670,169	$339,530	$1,261,591	$429,362	$29,455

39,206	446,857	45,732	128,903	43,464	3,194

$8.86	$5.98	$7.42	$9.79	$9.88	$9.22

$360,128	$2,771,474	$329,453	$1,306,647	$431,708	$30,071

10,598	37,595	49,072	4,860	8,628	67

—	170	—	—	—	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  23  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES continued

Amounts in thousands, except per share data	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	SHORT BOND FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	TAX-EXEMPT FUND	ULTRA-SHORT FIXED INCOME FUND

ASSETS:

Investments, at value	$182,037	$269,524	$2,368,666	$727,052	$1,552,122

Investments in affiliates, at value	7,277	6,701	132,151	21,307	67,955

Repurchase agreements, at cost, which approximates value	—	—	—	—	—

Cash	—	40	4,207	—	—

Foreign currencies, at value	5	—	—	—	—

Due from broker (Note 2)	62	—	—	—	—

Interest income receivable	3,289	2,387	21,678	9,471	11,647

Dividend income receivable	36	29	452	118	242

Receivable for securities sold	1,642	1,286	—	—	—

Receivable for variation margin on futures contracts	—	7	—	—	—

Receivable for fund shares sold	—	6	1,711	1,129	40

Receivable from investment adviser	5	3	28	14	18

Unrealized appreciation on forward foreign currency exchange contracts	4	—	—	—	—

Prepaid and other assets	2	2	4	3	5

Total Assets	194,359	279,985	2,528,897	759,094	1,632,029

LIABILITIES:

Cash overdraft	106	—	—	137	394

Payable for securities purchased	2,387	7,729	16,426	1,100	2,996

Payable for when-issued securities	1,500	—	1,839	—	—

Payable for variation margin on futures contracts	—	34	—	—	—

Payable for fund shares redeemed	702	250	3,225	1,193	757

Distributions payable to shareholders	—	169	1,378	428	1,221

Due to broker (Note 2)	1	—	—	—	—

Payable to affiliates:

Management fees	23	19	109	62	72

Custody fees	4	2	15	5	12

Shareholder servicing fees	1	1	5	20	12

Transfer agent fees	6	9	79	24	55

Accrued Trustee fees	2	4	8	7	5

Accrued other liabilities	16	17	34	24	37

Total Liabilities	4,748	8,234	23,118	3,000	5,561

Net Assets	$189,611	$271,751	$2,505,779	$756,094	$1,626,468

ANALYSIS OF NET ASSETS:

Capital stock	$258,960	$302,972	$2,548,623	$931,103	$1,659,721

Distributable loss	(69,349)	(31,221)	(42,844)	(175,009)	(33,253)

Net Assets	$189,611	$271,751	$2,505,779	$756,094	$1,626,468

Net Assets:

Shares	$189,611	$271,751	$2,505,779	$756,094	$1,593,840

Siebert Williams Shank Shares	—	—	—	—	32,628

Total Shares Outstanding ($.001 par value, unlimited authorization):

Shares	22,499	15,048	247,252	78,889	155,525

Siebert Williams Shank Shares	—	—	—	—	3,184

Net Asset Value, Redemption and Offering Price Per Share:

Shares	$8.43	$18.06	$10.13	$9.58	$10.25

Siebert Williams Shank Shares	—	—	—	—	10.25

Investments, at cost	$185,622	$272,852	$2,378,721	$774,629	$1,557,859

Investments in affiliates, at cost	7,277	6,701	132,151	21,307	67,955

Foreign currencies, at cost	5	—	—	—	—

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  24  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

U.S. GOVERNMENT FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND	U.S. TREASURY INDEX FUND

$24,411	$6,941,865	$1,439,178	$70,259

122	—	—	540

—	13,233,000	3,000,000	—

1	36,606	35,527	1

—	—	—	—

—	—	—	—

176	65,010	13,506	548

—	—	—	1

—	—	—	635

—	—	—	—

—	347,356	20,056	—

1	53	10	1

—	—	—	—

3	18	4	2

24,714	20,623,908	4,508,281	71,987

—	—	—	—

—	57,397	12,862	896

—	—	—	—

—	—	—	—

—	44,535	13,855	175

12	85,585	18,119	32

—	—	—	—

2	1,266	280	2

—	124	22	1

—	—	—	—

1	319	67	2

3	26	19	4

16	132	39	16

34	189,384	45,263	1,128

$24,680	$20,434,524	$4,463,018	$70,859

$30,800	$20,434,613	$4,463,047	$82,494

(6,120)	(89)	(29)	(11,635)

$24,680	$20,434,524	$4,463,018	$70,859

$24,680	$20,434,524	$4,463,018	$70,859

—	—	—	—

2,821	20,434,600	4,463,086	3,699

—	—	—	—

$8.75	$1.00	$1.00	$19.16

—	—	—	—

$25,078	$6,941,865	$1,439,178	$78,033

122	—	—	540

—	—	—	—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  25  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	BOND INDEX FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND

INVESTMENT INCOME:

Interest Income (Note 6)	$2,534	$76,388 (1)	$7,492	$5,130

Dividend income from investments in affiliates	71	1,980	494	360

Total Investment Income	2,605	78,368	7,986	5,490

EXPENSES:

Management fees	298	1,365	1,104	666

Custody fees	7	222	20	13

Transfer agent fees	27	876	99	60

Blue sky fees	15	26	12	14

Printing fees	8	29	10	9

Audit fee	20	36	19	20

Legal fees	8	23	8	8

Shareholder servicing fees	57	82	46	49

Trustee fees	7	23	7	7

Other	10	28	10	10

Total Expenses	457	2,710	1,335	856

Less expenses reimbursed by investment adviser	(135)	(1,101)	(169)	(149)

Less custodian credits	—	(2)	—	—

Net Expenses	322	1,607	1,166	707
Net Investment Income	2,283	76,761	6,820	4,783
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	(1,312)	(41,390)	(6,175)	(1,887)

Futures contracts	—	—	—	—

Foreign currency transactions	—	—	—	—

Net changes in unrealized appreciation (depreciation) on:

Investments	437	2,336	4,428	2,054

Futures contracts	—	—	—	—

Net Gains (Losses)	(875)	(39,054)	(1,747)	167
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,408	$37,707	$5,073	$4,950

(1)	Net of $4 in foreign withholding taxes.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  26  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2024

CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	LIMITED TERM TAX-EXEMPT FUND	LIMITED TERM U.S. GOVERNMENT FUND

$4,038	$16,918	$190,355	$16,500	$44,299	$12,028	$1,365

135	324	3,184	1,001	1,654	558	11

4,173	17,242	193,539	17,501	45,953	12,586	1,376

379	1,736	15,373	1,878	5,950	2,110	161

17	42	185	24	95	36	6

38	155	1,020	129	533	189	16

19	21	31	22	25	24	18

10	15	25	10	23	13	8

20	20	43	20	33	20	20

8	8	33	8	17	8	8

3	37	238	27	139	57	15

7	7	36	7	18	7	7
10	11	40	11	22	10	9
511	2,052	17,024	2,136	6,855	2,474	268
(102)	(223)	(1,060)	(180)	(599)	(254)	(89)
—	(2)	(9)	—	(2)	(2)	—

409	1,827	15,955	1,956	6,254	2,218	179
3,764	15,415	177,584	15,545	39,699	10,368	1,197

(4,897)	(24,756)	(104,531)	(32,223)	(36,879)	(4,151)	(471)

263	684	5,901	—	—	—	79

3	—	—	—	—	—	—

1,988	15,069	202,569	32,154	24,616	1,342	1

116	39	689	—	—	—	—

(2,527)	(8,964)	104,628	(69)	(12,263)	(2,809)	(391)
$1,237	$6,451	$282,212	$15,476	$27,436	$7,559	$806

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  27  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS continued

Amounts in thousands	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	SHORT BOND FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	TAX-EXEMPT FUND
INVESTMENT INCOME:

Interest Income (Note 6)	$15,386	$10,828	$70,257	$29,186

Dividend income	1,713	—	—	—

Dividend income from investments in affiliates	364	218	5,243	1,017

Income from affiliates (Note 6)	—	—	—	—

Total Investment Income	17,463	11,046	75,500	30,203

EXPENSES:

Management fees	1,462	1,173	5,347	3,271

Custody fees	44	26	162	53

Transfer agent fees	79	119	905	293

Blue sky fees	19	20	21	25

Printing fees	13	10	28	15

Audit fee	45	20	39	26

Legal fees	8	8	24	12

Shareholder servicing fees	5	2	25	114

Trustee fees	7	7	31	9

Other	14	10	36	11

Total Expenses	1,696	1,395	6,618	3,829

Less expenses reimbursed by investment adviser	(180)	(149)	(683)	(394)

Less custodian credits	(3)	(1)	(13)	—

Net Expenses	1,513	1,245	5,922	3,435
Net Investment Income	15,950	9,801	69,578	26,768
NET REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gains (losses) on:

Investments	(4,356)	(5,767)	(697)	(30,362)

Credit default swap agreements	46	—	—	—

Futures contracts	(208)	(141)	—	—

Forward foreign currency exchange contracts	9	—	—	—

Short positions	1	—	—	—

Net changes in unrealized appreciation (depreciation) on:

Investments	9,695	7,309	30,696	25,449

Credit default swap agreements	(13)	—	—	—

Futures contracts	125	(195)	—	—

Forward foreign currency exchange contracts	4	—	—	—

Net Gains (Losses)	5,303	1,206	29,999	(4,913)
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,253	$11,007	$99,577	$21,855

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  28  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2024

ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND	U.S. TREASURY INDEX FUND

$86,562	$1,151	$1,062,127	$209,780	$1,983

—	—	—	—	—

3,506	23	—	—	23

—	—	1,543	1,695	—

90,068	1,174	1,063,670	211,475	2,006

4,680	140	66,205	13,093	98

139	5	1,442	297	8

790	14	3,812	754	29

38	18	50	33	18

30	8	108	25	8

42	20	137	43	20

32	8	147	30	8

63	1	—	—	—

29	7	145	31	7

32	11	157	35	10

5,875	232	72,203	14,341	206

(703)	(73)	(1,779)	(410)	(83)

(2)	—	—	—	—
5,170	159	70,424	13,931	123
84,898	1,015	993,246	197,544	1,883

(4,240)	(1,253)	39	(9)	(2,382)

—	—	—	—	—
—	47	—	—	—
—	—	—	—	—
—	—	—	—	—

48,676	169	—	—	149
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
44,436	(1,037)	39	(9)	(2,233)
$129,334	$(22)	$993,285	$197,535	$(350)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  29  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		BOND INDEX FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2024	2023	2024	2023	2024	2023

OPERATIONS:

Net investment income (Note 6)	$2,283	$2,913	$76,761	$57,956	$6,820	$8,395

Net realized losses	(1,312)	(4,034)	(41,390)	(83,367)	(6,175)	(12,591)

Net change in unrealized appreciation (depreciation)	437	(1,754)	2,336	(108,548)	4,428	(4,330)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,408	(2,875)	37,707	(133,959)	5,073	(8,526)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(13,512)	(58,635)	216,184	(302,187)	(22,309)	(193,041)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(13,512)	(58,635)	216,184	(302,187)	(22,309)	(193,041)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(2,283)	(2,913)	(77,922)	(60,367)	(6,828)	(8,406)

Total Distributions to Shares Shareholders	(2,283)	(2,913)	(77,922)	(60,367)	(6,828)	(8,406)

Total Increase (Decrease) in Net Assets	(14,387)	(64,423)	175,969	(496,513)	(24,064)	(209,973)

NET ASSETS:

Beginning of year	77,678	142,101	2,181,197	2,677,710	273,437	483,410

End of year	$63,291	$77,678	$2,357,166	$2,181,197	$249,373	$273,437

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  30  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND
2024	2023	2024	2023	2024	2023	2024	2023

$4,783	$4,554	$3,764	$4,057	$15,415	$17,651	$177,584	$210,914

(1,887)	(3,634)	(4,631)	(15,757)	(24,072)	(52,062)	(98,630)	(171,251)

2,054	(4,001)	2,104	2,106	15,108	(2,000)	203,258	(216,752)

4,950	(3,081)	1,237	(9,594)	6,451	(36,411)	282,212	(177,089)

(12,004)	(29,878)	(17,904)	(63,093)	(124,932)	(160,041)	(278,931)	(638,313)

(12,004)	(29,878)	(17,904)	(63,093)	(124,932)	(160,041)	(278,931)	(638,313)

(4,785)	(4,558)	(3,833)	(4,219)	(15,865)	(18,414)	(179,467)	(217,378)

(4,785)	(4,558)	(3,833)	(4,219)	(15,865)	(18,414)	(179,467)	(217,378)

(11,839)	(37,517)	(20,500)	(76,906)	(134,346)	(214,866)	(176,186)	(1,032,780)

162,392	199,909	112,206	189,112	481,875	696,741	2,846,355	3,879,135

$150,553	$162,392	$91,706	$112,206	$347,529	$481,875	$2,670,169	$2,846,355

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  31  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		LIMITED TERM TAX-EXEMPT FUND
Amounts in thousands	2024	2023	2024	2023	2024	2023

OPERATIONS:

Net investment income (Note 6)	$15,545	$23,931	$39,699	$51,588	$10,368	$10,244

Net realized losses	(32,223)	(56,331)	(36,879)	(77,495)	(4,151)	(11,425)

Net change in unrealized appreciation (depreciation)	32,154	(32,110)	24,616	(11,464)	1,342	10,191

Net Increase (Decrease) in Net Assets Resulting from Operations	15,476	(64,510)	27,436	(37,371)	7,559	9,010

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(45,839)	(299,304)	(261,879)	(1,059,928)	(124,056)	(169,066)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(45,839)	(299,304)	(261,879)	(1,059,928)	(124,056)	(169,066)

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(15,546)	(23,932)	(39,718)	(52,067)	(10,367)	(10,258)

Total Distributions to Shares Shareholders	(15,546)	(23,932)	(39,718)	(52,067)	(10,367)	(10,258)

Total Increase (Decrease) in Net Assets	(45,909)	(387,746)	(274,161)	(1,149,366)	(126,864)	(170,314)

NET ASSETS:

Beginning of year	385,439	773,185	1,535,752	2,685,118	556,226	726,540

End of year	$339,530	$385,439	$1,261,591	$1,535,752	$429,362	$556,226

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  32  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LIMITED TERM U.S. GOVERNMENT FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND		SHORT BOND FUND		TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
2024	2023	2024	2023	2024	2023	2024	2023

$1,197	$1,144	$15,950	$11,295	$9,801	$7,185	$69,578	$45,531

(392)	(1,966)	(4,508)	(13,157)	(5,908)	(10,902)	(697)	(26,934)

1	600	9,811	(3,558)	7,114	3,038	30,696	16,613

806	(222)	21,253	(5,420)	11,007	(679)	99,577	35,210

(24,624)	7,868	(30,243)	50,744	(68,967)	(77,541)	95,927	(1,603,675)

(24,624)	7,868	(30,243)	50,744	(68,967)	(77,541)	95,927	(1,603,675)

(1,200)	(1,148)	(16,135)	(11,421)	(10,014)	(7,470)	(69,592)	(45,535)

(1,200)	(1,148)	(16,135)	(11,421)	(10,014)	(7,470)	(69,592)	(45,535)

(25,018)	6,498	(25,125)	33,903	(67,974)	(85,690)	125,912	(1,614,000)

54,473	47,975	214,736	180,833	339,725	425,415	2,379,867	3,993,867

$29,455	$54,473	$189,611	$214,736	$271,751	$339,725	$2,505,779	$2,379,867

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  33  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS continued

	TAX-EXEMPT FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
Amounts in thousands	2024	2023	2024	2023	2024	2023

OPERATIONS:

Net investment income (Note 6)	$26,768	$35,863	$84,898	$63,134	$1,015	$1,020

Net realized gains (losses)	(30,362)	(90,008)	(4,240)	(16,958)	(1,206)	(2,426)

Net change in unrealized appreciation (depreciation)	25,449	(3,751)	48,676	(751)	169	650

Net Increase (Decrease) in Net Assets Resulting from Operations	21,855	(57,896)	129,334	45,425	(22)	(756)

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Shares transactions	(27,984)	(778,369)	(821,734)	(788,218)	(22,983)	6,236

Net increase in net assets resulting from Siebert Williams Shank Shares transactions	—	—	1,257	30,459	—	—

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(27,984)	(778,369)	(820,477)	(757,759)	(22,983)	6,236

DISTRIBUTIONS TO SHARES SHAREHOLDERS:

Distributable earnings	(26,774)	(35,875)	(84,225)	(63,582)	(1,066)	(1,021)

Total Distributions to Shares Shareholders	(26,774)	(35,875)	(84,225)	(63,582)	(1,066)	(1,021)

DISTRIBUTIONS TO SIEBERT WILLIAMS SHANK SHARES SHAREHOLDERS:

Distributable earnings	—	—	(1,335)	(494)	—	—

Total Distributions to Siebert Williams Shank Shares Shareholders	—	—	(1,335)	(494)	—	—

Total Increase (Decrease) in Net Assets	(32,903)	(872,140)	(776,703)	(776,410)	(24,071)	4,459

NET ASSETS:

Beginning of year	788,997	1,661,137	2,403,171	3,179,581	48,751	44,292

End of year	$756,094	$788,997	$1,626,468	$2,403,171	$24,680	$48,751

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  34  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND		U.S. TREASURY INDEX FUND
2024	2023	2024	2023	2024	2023

$993,246	$404,273	$197,544	$77,569	$1,883	$1,492

39	3	(9)	3	(2,382)	(1,263)

—	—	—	—	149	(4,302)

993,285	404,276	197,535	77,572	(350)	(4,073)

1,849,938	(1,628,734)	953,052	(217,291)	(8,053)	(408)

—	—	—	—	—	—

1,849,938	(1,628,734)	953,052	(217,291)	(8,053)	(408)

(993,274)	(404,410)	(197,547)	(77,642)	(1,883)	(1,491)

(993,274)	(404,410)	(197,547)	(77,642)	(1,883)	(1,491)

—	—	—	—	—	—

—	—	—	—	—	—

1,849,949	(1,628,868)	953,040	(217,361)	(10,286)	(5,972)

18,584,575	20,213,443	3,509,978	3,727,339	81,145	87,117

$20,434,524	$18,584,575	$4,463,018	$3,509,978	$70,859	$81,145

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  35  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$9.74		$10.13	$10.86	$10.77	$10.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.32		0.30	0.23	0.25	0.28

Net realized and unrealized gains (losses)	(0.07)		(0.39)	(0.73)	0.09	0.12

Total from Investment Operations	0.25		(0.09)	(0.50)	0.34	0.40

LESS DISTRIBUTIONS PAID:

From net investment income	(0.32)		(0.30)	(0.23)	(0.25)	(0.28)

Total Distributions Paid	(0.32)		(0.30)	(0.23)	(0.25)	(0.28)

Net Asset Value, End of Year	$9.67		$9.74	$10.13	$10.86	$10.77

Total Return(1)	2.62%		(0.82)%	(4.74)%	3.19%	3.86%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$63,291		$77,678	$142,101	$168,504	$135,533

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.47	%(3)	0.46%	0.46%	0.46%	0.46%

Expenses, before reimbursements and credits	0.66%		0.62%	0.60%	0.58%	0.60%

Net investment income, net of reimbursements and credits(2)	3.29	%(3)	3.03%	2.09%	2.29%	2.56%

Net investment income, before reimbursements and credits	3.10%		2.87%	1.95%	2.17%	2.42%

Portfolio Turnover Rate	5.51%		16.84%	32.67%	17.20%	63.33%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $5,000, $500, $5,000 and $10,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  36  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

BOND INDEX FUND	SHARES

Selected per share data	2024		2023		2022		2021		2020

Net Asset Value, Beginning of Year	$9.31		$10.04		$10.75		$11.05		$10.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.31		0.24		0.19		0.22		0.28

Net realized and unrealized gains (losses)	(0.17)		(0.72)		(0.63)		(0.17)		0.65

Total from Investment Operations	0.14		(0.48)		(0.44)		0.05		0.93

LESS DISTRIBUTIONS PAID:

From net investment income	(0.31)		(0.25)		(0.22)		(0.25)		(0.30)

From net realized gains	—		—		(0.05)		(0.10)		(0.03)

Total Distributions Paid	(0.31)		(0.25)		(0.27)		(0.35)		(0.33)

Net Asset Value, End of Year	$9.14		$9.31		$10.04		$10.75		$11.05

Total Return(1)	1.60%		(4.77)%		(4.22)%		0.36%		9.01%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,357,166		$2,181,197		$2,677,710		$3,252,218		$2,936,072

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.07	%(2)	0.11	%(3)	0.15	%(3)	0.15	%(3)	0.15	%(3)

Expenses, before reimbursements and credits	0.12%		0.15%		0.19%		0.19%		0.18%

Net investment income, net of reimbursements and credits	3.37	%(2)	2.53	%(3)	1.77	%(3)	1.91	%(3)	2.63	%(3)

Net investment income, before reimbursements and credits	3.32%		2.49%		1.73%		1.87%		2.60%

Portfolio Turnover Rate	47.00%		45.33%		48.74%		75.38%		53.74%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $27,000, $1,000, $92,000 and $83,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  37  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND				SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$9.89		$10.17	$10.94	$10.74	$10.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.26		0.23	0.21	0.24	0.27

Net realized and unrealized gains (losses)	(0.04)		(0.28)	(0.77)	0.22	0.06

Total from Investment Operations	0.22		(0.05)	(0.56)	0.46	0.33

LESS DISTRIBUTIONS PAID:

From net investment income	(0.26)		(0.23)	(0.21)	(0.24)	(0.27)

From net realized gains	—		—	—	(0.02)	— (1)

Total Distributions Paid	(0.26)		(0.23)	(0.21)	(0.26)	(0.27)

Net Asset Value, End of Year	$9.85		$9.89	$10.17	$10.94	$10.74

Total Return(2)	2.29%		(0.39)%	(5.20)%	4.29%	3.11%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$249,373		$273,437	$483,410	$533,617	$493,284

Ratio to average net assets of:

Expenses, net of reimbursements and credits(3)	0.45	%(4)	0.45%	0.45%	0.45%	0.45%

Expenses, before reimbursements and credits	0.52%		0.51%	0.51%	0.50%	0.50%

Net investment income, net of reimbursements and credits(3)	2.66	%(4)	2.37%	1.95%	2.18%	2.48%

Net investment income, before reimbursements and credits	2.59%		2.31%	1.89%	2.13%	2.43%

Portfolio Turnover Rate	14.35%		4.49%	19.44%	16.87%	31.63%

(1)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.

(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $19,000, $17,000, less than $1,000 and approximately $19,000 and $26,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  38  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$10.52		$10.91	$11.80	$11.65	$11.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.32		0.27	0.24	0.29	0.33

Net realized and unrealized gains (losses)	0.01		(0.39)	(0.85)	0.21	0.16

Total from Investment Operations	0.33		(0.12)	(0.61)	0.50	0.49

LESS DISTRIBUTIONS PAID:

From net investment income	(0.32)		(0.27)	(0.24)	(0.29)	(0.33)

From net realized gains	—		—	(0.04)	(0.06)	(0.07)

Total Distributions Paid	(0.32)		(0.27)	(0.28)	(0.35)	(0.40)

Net Asset Value, End of Year	$10.53		$10.52	$10.91	$11.80	$11.65

Total Return(1)	3.25%		(1.02)%	(5.35)%	4.32%	4.27%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$150,553		$162,392	$199,909	$218,042	$193,318

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.46	%(3)	0.45%	0.46%	0.45%	0.46%

Expenses, before reimbursements and credits	0.55%		0.55%	0.55%	0.55%	0.55%

Net investment income, net of reimbursements and credits(2)	3.09	%(3)	2.60%	2.00%	2.46%	2.78%

Net investment income, before reimbursements and credits	3.00%		2.50%	1.91%	2.36%	2.69%

Portfolio Turnover Rate	20.78%		23.45%	30.33%	28.48%	55.08%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $13,000, less than $1,000 and approximately $9,000 and $16,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  39  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

CORE BOND FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$9.06		$9.82	$10.43	$10.47	$10.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.33		0.25	0.13	0.15	0.23

Net realized and unrealized gains (losses)	(0.18)		(0.74)	(0.56)	0.18	0.43

Total from Investment Operations	0.15		(0.49)	(0.43)	0.33	0.66

LESS DISTRIBUTIONS PAID:

From net investment income	(0.34)		(0.27)	(0.18)	(0.19)	(0.27)

From net realized gains	—		—	—	(0.18)	—

Total Distributions Paid	(0.34)		(0.27)	(0.18)	(0.37)	(0.27)

Net Asset Value, End of Year	$8.87		$9.06	$9.82	$10.43	$10.47

Total Return(1)	1.77%		(4.92)%	(4.18)%	3.08%	6.57%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$91,706		$112,206	$189,112	$253,092	$194,834

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.41	%(3)	0.41%	0.41%	0.40%	0.41%

Expenses, before reimbursements and credits	0.51%		0.49%	0.47%	0.47%	0.47%

Net investment income, net of reimbursements and credits(2)	3.78	%(3)	2.84%	1.32%	1.26%	2.33%

Net investment income, before reimbursements and credits	3.68%		2.76%	1.26%	1.19%	2.27%

Portfolio Turnover Rate	78.68%		247.32%	319.16%	326.11%	485.45%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $6,000, $1,000, $10,000 and $15,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  40  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

FIXED INCOME FUND				SHARES

Selected per share data	2024		2023	2022	2021		2020

Net Asset Value, Beginning of Year	$9.02		$9.84	$10.45	$10.18		$9.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.34		0.28	0.20 (1)	0.19		0.27

Net realized and unrealized gains (losses)	(0.15)		(0.80)	(0.56)	0.38		0.24

Total from Investment Operations	0.19		(0.52)	(0.36)	0.57		0.51

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.35)		(0.30)	(0.25)	(0.24)		(0.30)

From net realized gains	—		—	—	(0.06)		—

Total Distributions Paid	(0.35)		(0.30)	(0.25)	(0.30)		(0.30)

Net Asset Value, End of Year	$8.86		$9.02	$9.84	$10.45		$10.18

Total Return(3)	2.20%		(5.23)%	(3.58)%	5.63	%(4)	5.11%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$347,529		$481,875	$696,741	$822,261		$841,826

Ratio to average net assets of:

Expenses, net of reimbursements and credits(5)	0.45	%(6)	0.45%	0.45%	0.45%		0.45%

Expenses, before reimbursements and credits	0.51%		0.50%	0.49%	0.49%		0.49%

Net investment income, net of reimbursements and credits(5)	3.82	%(6)	3.17%	1.95%	1.83%		2.66%

Net investment income, before reimbursements and credits	3.76%		3.12%	1.91%	1.79%		2.62%

Portfolio Turnover Rate	81.39%		188.84%	248.30%	261.29%		439.40%

(1)	The Northern Trust Company reimbursed the Fund less than $1,000. The reimbursements represent less than $0.01 per share. Without theses reimbursements, the total return would have been -3.59%.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	During the fiscal year ended March 31, 2021, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 5.62%.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000, $18,000, less than $1,000 and approximately $25,000 and $55,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  41  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$5.75		$6.39	$6.78	$5.57	$6.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.39		0.35	0.35 (1)	0.36	0.40

Net realized and unrealized gains (losses)	0.24		(0.62)	(0.38)	1.21	(1.02)

Total from Investment Operations	0.63		(0.27)	(0.03)	1.57	(0.62)

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.40)		(0.37)	(0.36)	(0.36)	(0.41)

Total Distributions Paid	(0.40)		(0.37)	(0.36)	(0.36)	(0.41)

Net Asset Value, End of Year	$5.98		$5.75	$6.39	$6.78	$5.57

Total Return(3)	11.28%		(4.08)%	(0.61)%	28.40%	(9.96)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,670,169		$2,846,355	$3,879,135	$3,330,270	$3,153,247

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.60	%(5)	0.68%	0.78%	0.78%	0.78%

Expenses, before reimbursements and credits	0.64%		0.72%	0.83%	0.83%	0.82%

Net investment income, net of reimbursements and credits(4)	6.70	%(5)	6.15%	5.17%	5.62%	6.10%

Net investment income, before reimbursements and credits	6.66%		6.11%	5.12%	5.57%	6.06%

Portfolio Turnover Rate	33.79%		20.68%	30.32%	54.82%	47.65%

(1)	The Northern Trust Company reimbursed the Fund approximately $8,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $126,000, $186,000, $9,000, $70,000 and $94,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  42  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$7.37		$8.31	$8.95	$8.31	$8.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.34		0.31	0.28	0.32	0.34

Net realized and unrealized gains (losses)	0.05		(0.94)	(0.64)	0.64	(0.39)

Total from Investment Operations	0.39		(0.63)	(0.36)	0.96	(0.05)

LESS DISTRIBUTIONS PAID:

From net investment income	(0.34)		(0.31)	(0.28)	(0.32)	(0.34)

Total Distributions Paid	(0.34)		(0.31)	(0.28)	(0.32)	(0.34)

Net Asset Value, End of Year	$7.42		$7.37	$8.31	$8.95	$8.31

Total Return(1)	5.47%		(7.48)%	(4.27)%	11.75%	(0.68)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$339,530		$385,439	$773,185	$598,937	$509,834

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.58	%(3)	0.59%	0.60%	0.60%	0.60%

Expenses, before reimbursements and credits	0.64%		0.71%	0.83%	0.84%	0.84%

Net investment income, net of reimbursements and credits(2)	4.64	%(3)	4.14%	3.05%	3.71%	3.87%

Net investment income, before reimbursements and credits	4.58%		4.02%	2.82%	3.47%	3.63%

Portfolio Turnover Rate	14.76%		11.97%	21.90%	33.75%	47.62%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $41,000, $19,000, $1,000, $18,000 and $24,000, which represent 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  43  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND					SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$9.85		$10.14		$10.83	$10.68		$10.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.28		0.25		0.19	0.21		0.24

Net realized and unrealized gains (losses)	(0.06)		(0.29)		(0.65)	0.22		0.15

Total from Investment Operations	0.22		(0.04)		(0.46)	0.43		0.39

LESS DISTRIBUTIONS PAID:

From net investment income	(0.28)		(0.25)		(0.19)	(0.21)		(0.24)

From net realized gains	—		—		(0.04)	(0.07)		(0.04)

Total Distributions Paid	(0.28)		(0.25)		(0.23)	(0.28)		(0.28)

Net Asset Value, End of Year	$9.79		$9.85		$10.14	$10.83		$10.68

Total Return(1)	2.29%		(0.29)%		(4.35)%	4.01%		3.72%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,261,591		$1,535,752		$2,685,118	$3,073,366		$3,017,951

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.45	%(2)(3)	0.45	%(3)	0.45%	0.45	%(3)	0.45	%(3)

Expenses, before reimbursements and credits	0.50%		0.49%		0.48%	0.48%		0.47%

Net investment income, net of reimbursements and credits	2.88	%(2)(3)	2.55	%(3)	1.73%	1.90	%(3)	2.23	%(3)

Net investment income, before reimbursements and credits	2.83%		2.51%		1.70%	1.87%		2.21%

Portfolio Turnover Rate	18.08%		16.89%		79.63%	82.72%		127.62%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $64,000, $46,000, $104,000 and $267,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  44  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LIMITED TERM TAX-EXEMPT FUND	SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$9.92		$9.93		$10.43	$10.35		$10.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.21		0.16		0.09	0.12		0.18

Net realized and unrealized gains (losses)	(0.04)		(0.01)		(0.41)	0.24		0.04

Total from Investment Operations	0.17		0.15		(0.32)	0.36		0.22

LESS DISTRIBUTIONS PAID:

From net investment income	(0.21)		(0.16)		(0.09)	(0.12)		(0.18)

From net realized gains	—		—		(0.09)	(0.16)		(0.06)

Total Distributions Paid	(0.21)		(0.16)		(0.18)	(0.28)		(0.24)

Net Asset Value, End of Year	$9.88		$9.92		$9.93	$10.43		$10.35

Total Return(1)	1.74%		1.59%		(3.08)%	3.47%		2.07%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$429,362		$556,226		$726,540	$917,624		$880,475

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.45	%(2)(3)	0.45	%(3)	0.45%	0.45	%(3)	0.45	%(3)

Expenses, before reimbursements and credits	0.50%		0.50%		0.50%	0.50%		0.49%

Net investment income, net of reimbursements and credits	2.11	%(2)(3)	1.66	%(3)	0.87%	1.11	%(3)	1.71	%(3)

Net investment income, before reimbursements and credits	2.06%		1.61%		0.82%	1.06%		1.67%

Portfolio Turnover Rate	16.10%		49.86%		94.18%	98.82%		126.29%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $21,000, $30,000, $46,000 and $63,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  45  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

LIMITED TERM U.S. GOVERNMENT FUND	SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$9.29		$9.55		$10.02	$10.06		$9.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.26		0.20		0.01	0.01		0.14

Net realized and unrealized gains (losses)	(0.07)		(0.26)		(0.46)	(0.03)		0.47

Total from Investment Operations	0.19		(0.06)		(0.45)	(0.02)		0.61

LESS DISTRIBUTIONS PAID:

From net investment income	(0.26)		(0.20)		(0.02)	(0.02)		(0.15)

Total Distributions Paid	(0.26)		(0.20)		(0.02)	(0.02)		(0.15)

Net Asset Value, End of Year	$9.22		$9.29		$9.55	$10.02		$10.06

Total Return(1)	2.11%		(0.58)%		(4.43)%	(0.26)%		6.34%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$29,455		$54,473		$47,975	$63,809		$58,501

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.42	%(2)(3)	0.42	%(3)	0.42%	0.41	%(3)	0.42	%(3)

Expenses, before reimbursements and credits	0.64%		0.58%		0.58%	0.54%		0.62%

Net investment income, net of reimbursements and credits	2.83	%(2)(3)	2.20	%(3)	0.17%	0.02	%(3)	1.41	%(3)

Net investment income (loss), before reimbursements and credits	2.61%		2.04%		0.01%	(0.11)%		1.21%

Portfolio Turnover Rate	46.49%		335.99%		411.02%	445.85%		838.97%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, approximately $4,000, $4,000 and $8,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  46  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$8.21		$9.05	$9.41	$7.97	$9.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.64		0.48	0.44 (1)	0.58	0.63

Net realized and unrealized gains (losses)	0.23		(0.84)	(0.33)	1.46	(1.59)

Total from Investment Operations	0.87		(0.36)	0.11	2.04	(0.96)

LESS DISTRIBUTIONS PAID:

From net investment income(2)	(0.65)		(0.48)	(0.47)	(0.60)	(0.63)

From net realized gains	—		—	—	—	—

Total Distributions Paid	(0.65)		(0.48)	(0.47)	(0.60)	(0.63)

Net Asset Value, End of Year	$8.43		$8.21	$9.05	$9.41	$7.97

Total Return(3)	11.11%		(3.80)%	1.06%	26.25%	(10.79)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$189,611		$214,736	$180,833	$174,617	$214,288

Ratio to average net assets of:

Expenses, net of reimbursements and credits(4)	0.74	%(5)	0.85%	0.86%	0.85%	0.86%

Expenses, before reimbursements and credits	0.83%		0.94%	0.95%	0.95%	0.95%

Net investment income, net of reimbursements and credits(4)	7.76	%(5)	5.80%	4.68%	6.27%	6.57%

Net investment income, before reimbursements and credits	7.67%		5.71%	4.59%	6.17%	6.48%

Portfolio Turnover Rate	44.77%		67.37%	64.94%	91.41%	63.55%

(1)	The Northern Trust Company reimbursed the Fund approximately $1,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.

(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.

(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $16,000, less than $1,000 and approximately $7,000 and $18,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  47  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT BOND FUND	SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$17.98		$18.30	$19.06	$18.59	$18.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.57		0.33	0.20	0.32	0.45

Net realized and unrealized gains (losses)	0.10		(0.31)	(0.74)	0.49	(0.07)

Total from Investment Operations	0.67		0.02	(0.54)	0.81	0.38

LESS DISTRIBUTIONS PAID:

From net investment income	(0.59)		(0.34)	(0.22)	(0.34)	(0.46)

Total Distributions Paid	(0.59)		(0.34)	(0.22)	(0.34)	(0.46)

Net Asset Value, End of Year	$18.06		$17.98	$18.30	$19.06	$18.59

Total Return(1)	3.78%		0.20%	(2.88)%	4.34%	2.04%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$271,751		$339,725	$425,415	$437,099	$371,803

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.40	%(3)	0.40%	0.40%	0.40%	0.40%

Expenses, before reimbursements and credits	0.45%		0.45%	0.45%	0.45%	0.44%

Net investment income, net of reimbursements and credits(2)	3.18	%(3)	1.86%	1.05%	1.64%	2.40%

Net investment income, before reimbursements and credits	3.13%		1.81%	1.00%	1.59%	2.36%

Portfolio Turnover Rate	78.89%		76.98%	45.52%	57.85%	95.09%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, $16,000, $10,000, $6,000 and $10,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  48  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$10.01		$10.01		$10.21	$10.14		$10.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.30		0.15		0.05	0.08		0.16

Net realized and unrealized gains (losses)	0.12		—		(0.19)	0.08		0.01

Total from Investment Operations	0.42		0.15		(0.14)	0.16		0.17

LESS DISTRIBUTIONS PAID:

From net investment income	(0.30)		(0.15)		(0.05)	(0.08)		(0.16)

From net realized gains	—		—		(0.01)	(0.01)		(0.01)

Total Distributions Paid	(0.30)		(0.15)		(0.06)	(0.09)		(0.17)

Net Asset Value, End of Year	$10.13		$10.01		$10.01	$10.21		$10.14

Total Return(1)	4.23%		1.58%		(1.41)%	1.59%		1.61%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$2,505,779		$2,379,867		$3,993,867	$4,861,104		$3,737,559

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.25	%(2)(3)	0.25	%(3)	0.25%	0.25	%(3)	0.25	%(3)

Expenses, before reimbursements and credits	0.28%		0.28%		0.27%	0.27%		0.27%

Net investment income, net of reimbursements and credits	2.96	%(2)(3)	1.48	%(3)	0.48%	0.74	%(3)	1.52	%(3)

Net investment income, before reimbursements and credits	2.93%		1.45%		0.46%	0.72%		1.50%

Portfolio Turnover Rate	43.74%		43.43%		84.82%	79.08%		70.19%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $215,000, $66,000, $139,000 and $175,000, which represent 0.01 percent of average net assets for the fiscal year ended March 31, 2024 and less than 0.01 percent of average net assets for the fiscal years ended 2023, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  49  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

TAX-EXEMPT FUND	SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$9.66		$10.19		$10.96	$10.76		$10.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.34		0.31		0.21	0.24		0.30

Net realized and unrealized gains (losses)	(0.08)		(0.53)		(0.72)	0.24		0.16

Total from Investment Operations	0.26		(0.22)		(0.51)	0.48		0.46

LESS DISTRIBUTIONS PAID:

From net investment income	(0.34)		(0.31)		(0.21)	(0.24)		(0.30)

From net realized gains	—		—		(0.05)	(0.04)		(0.03)

Total Distributions Paid	(0.34)		(0.31)		(0.26)	(0.28)		(0.33)

Net Asset Value, End of Year	$9.58		$9.66		$10.19	$10.96		$10.76

Total Return(1)	2.73%		(2.10)%		(4.76)%	4.46%		4.33%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$756,094		$788,997		$1,661,137	$2,020,291		$1,639,701

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.45	%(2)(3)	0.45	%(3)	0.45%	0.45	%(3)	0.45	%(3)

Expenses, before reimbursements and credits	0.50%		0.50%		0.49%	0.49%		0.49%

Net investment income, net of reimbursements and credits	3.52	%(2)(3)	3.15	%(3)	1.93%	2.13	%(3)	2.73	%(3)

Net investment income, before reimbursements and credits	3.47%		3.10%		1.89%	2.09%		2.69%

Portfolio Turnover Rate	31.74%		19.52%		86.00%	91.58%		122.55%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $40,000, $26,000, $118,000 and $183,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024 and 2023 and 0.02 percent of average net assets for the fiscal years ended 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  50  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ULTRA-SHORT FIXED INCOME FUND				SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$10.03		$10.08	$10.31	$10.10	$10.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.42		0.21	0.06	0.11	0.24

Net realized and unrealized gains (losses)	0.23		(0.04)	(0.21)	0.23	(0.09)

Total from Investment Operations	0.65		0.17	(0.15)	0.34	0.15

LESS DISTRIBUTIONS PAID:

From net investment income	(0.43)		(0.22)	(0.06)	(0.11)	(0.24)

From net realized gains	—		—	(0.02)	(0.02)	—

Total Distributions Paid	(0.43)		(0.22)	(0.08)	(0.13)	(0.24)

Net Asset Value, End of Year	$10.25		$10.03	$10.08	$10.31	$10.10

Total Return(1)	6.59%		1.77%	(1.44)%	3.29%	1.45%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$1,593,840		$2,372,561	$3,179,581	$3,690,747	$2,189,187

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.25	%(3)	0.25%	0.25%	0.25%	0.25%

Expenses, before reimbursements and credits	0.29%		0.28%	0.28%	0.28%	0.28%

Net investment income, net of reimbursements and credits(2)	4.14	%(3)	2.14%	0.55%	0.94%	2.33%

Net investment income, before reimbursements and credits	4.10%		2.11%	0.52%	0.91%	2.30%

Portfolio Turnover Rate	21.16%		25.09%	76.61%	73.99%	75.95%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $133,000, $118,000, $7,000, $142,000 and $43,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  51  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND	SIEBERT WILLIAMS SHANK

Selected per share data	YEAR ENDED MARCH 31, 2024		PERIOD ENDED MARCH 31, 2023(1)

Net Asset Value, Beginning of Period	$10.03		$9.98

INCOME FROM INVESTMENT OPERATIONS:

Net investment income	0.43		0.15

Net realized and unrealized gains	0.22		0.06

Total from Investment Operations	0.65		0.21

LESS DISTRIBUTIONS PAID:

From net investment income	(0.43)		(0.16)

Total Distributions Paid	(0.43)		(0.16)

Net Asset Value, End of Period	$10.25		$10.03

Total Return(2)	6.59%		2.15%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period	$32,628		$30,610

Ratio to average net assets of:(3)

Expenses, net of reimbursements and credits(4)	0.25	%(5)	0.25%

Expenses, before reimbursements and credits	0.28%		0.28%

Net investment income, net of reimbursements and credits(4)	4.19	%(5)	2.94	%(6)

Net investment income, before reimbursements and credits	4.16%		2.91	%(6)

Portfolio Turnover Rate	21.16%		25.09%

(1)	For the period from September 13, 2022 (commencement of class operations) through March 31, 2023.

(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(3)	Annualized for periods less than one year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000 and less than $1,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2024 and the period from September 13, 2022 (commencement of operations) through March 31, 2023, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(6)

As the Fund commenced operations of Siebert Williams Shank shares on September 13, 2022, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  52  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND	SHARES

Selected per share data	2024		2023		2022	2021		2020

Net Asset Value, Beginning of Year	$8.87		$9.23		$9.71	$10.17		$9.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.25		0.19		0.04	0.01		0.14

Net realized and unrealized gains (losses)	(0.11)		(0.35)		(0.47)	(0.16)		0.68

Total from Investment Operations	0.14		(0.16)		(0.43)	(0.15)		0.82

LESS DISTRIBUTIONS PAID:

From net investment income	(0.26)		(0.20)		(0.04)	(0.03)		(0.15)

From net realized gains	—		—		(0.01)	(0.28)		—

Total Distributions Paid	(0.26)		(0.20)		(0.05)	(0.31)		(0.15)

Net Asset Value, End of Year	$8.75		$8.87		$9.23	$9.71		$10.17

Total Return(1)	1.60%		(1.72)%		(4.48)%	(1.58)%		8.66%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$24,680		$48,751		$44,292	$53,343		$39,379

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.43	%(2)(3)	0.42	%(3)	0.43%	0.42	%(3)	0.43	%(3)

Expenses, before reimbursements and credits	0.63%		0.60%		0.61%	0.57%		0.73%

Net investment income, net of reimbursements and credits	2.75	%(2)(3)	2.25	%(3)	0.36%	0.11	%(3)	1.43	%(3)

Net investment income (loss), before reimbursements and credits	2.55%		2.07%		0.18%	(0.04)%		1.13%

Portfolio Turnover Rate	59.75%		344.21%		492.24%	517.52%		854.95%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $5,000, $2,000 and $4,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  53  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. GOVERNMENT MONEY MARKET FUND					SHARES

Selected per share data	2024		2023		2022		2021		2020

Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.05		0.02		—	(1)	—	(1)	0.02

Net realized and unrealized gains (losses)(2)	—		—		—		—		—

Total from Investment Operations	0.05		0.02		—		—		0.02

LESS DISTRIBUTIONS PAID:

From net investment income	(0.05)		(0.02)		—	(3)	—	(3)	(0.02)

Total Distributions Paid	(0.05)		(0.02)		—		—		(0.02)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(4)	5.07	%(5)	2.26	%(6)	0.01	%(7)(8)	0.03	%(9)	1.70%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$20,434,524		$18,584,575		$20,213,443		$17,518,409		$16,586,659

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.35%		0.34	%(10)	0.09	%(10)	0.22	%(10)	0.35	%(10)

Expenses, before reimbursements and credits	0.36%		0.36%		0.36%		0.36%		0.36%

Net investment income, net of reimbursements and credits	4.95%		2.21	%(10)	0.01	%(10)	0.03	%(10)	1.70	%(10)

Net investment income (loss), before reimbursements and credits	4.94%		2.19%		(0.26)%		(0.11)%		1.69%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

During the fiscal year ended March 31, 2024, the Fund received monies related to certain nonrecurring litigation proceeds. The nonrecurring litigation proceeds had no effect on the Fund’s total return, net investment income ratio and gross investment income ratio.

(6)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $1,833,000. Total return excluding the voluntary reimbursement would have been 2.25%.

(7)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $47,814,000. Total return excluding the voluntary reimbursement would have been -0.25%.

(8)

During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 0.00% and the net investment income ratio and gross investment income ratio would have been 0.00% and -0.27%, respectively.

(9)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $22,397,000. Total return excluding the voluntary reimbursement would have been -0.10%.

(10)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  54  NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND					SHARES

Selected per share data	2024		2023		2022		2021		2020

Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.05		0.02		—	(1)	—	(1)	0.02

Net realized and unrealized gains (losses)(2)	—		—		—		—		—

Total from Investment Operations	0.05		0.02		—		—		0.02

LESS DISTRIBUTIONS PAID:

From net investment income	(0.05)		(0.02)		—	(3)	—	(3)	(0.02)

Total Distributions Paid	(0.05)		(0.02)		—		—		(0.02)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(4)	5.10	%(5)	2.29	%(6)	0.25	%(7)(8)	0.03	%(9)	1.69%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$4,463,018		$3,509,978		$3,727,339		$3,911,252		$3,602,443

Ratio to average net assets of:

Expenses, net of reimbursements and credits	0.35%		0.34	%(10)	0.09	%(10)	0.23	%(10)	0.35	%(10)

Expenses, before reimbursements and credits	0.36%		0.36%		0.36%		0.36%		0.37%

Net investment income, net of reimbursements and credits	4.98%		2.24	%(10)	0.23	%(10)	0.02	%(10)	1.69	%(10)

Net investment income (loss), before reimbursements and credits	4.97%		2.22%		(0.04)%		(0.11)%		1.67%

(1)	Per share amounts from net investment income were less than $0.01 per share.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.

(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

During the fiscal year ended March 31, 2024, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 5.07% and the net investment income ratio and gross investment income ratio would have been 4.95% and 4.94%, respectively.

(6)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $338,000. Total return excluding the voluntary reimbursement would have been 2.28%.

(7)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $9,653,000. Total return excluding the voluntary reimbursement would have been -0.01%.

(8)

During the fiscal year ended March 31, 2022, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 0.00% and the net investment income ratio and gross investment income ratio would have been 0.00% and -0.27%, respectively.

(9)	Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $4,729,000. Total return excluding the voluntary reimbursement would have been -0.10%.

(10)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  55  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. TREASURY INDEX FUND				SHARES

Selected per share data	2024		2023	2022	2021	2020

Net Asset Value, Beginning of Year	$19.67		$21.02	$22.31	$23.79	$21.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.48		0.36	0.31	0.33	0.45

Net realized and unrealized gains (losses)	(0.51)		(1.35)	(1.10)	(1.48)	2.36

Total from Investment Operations	(0.03)		(0.99)	(0.79)	(1.15)	2.81

LESS DISTRIBUTIONS PAID:

From net investment income	(0.48)		(0.36)	(0.31)	(0.33)	(0.45)

From net realized gains	—		—	(0.19)	—	—

Total Distributions Paid	(0.48)		(0.36)	(0.50)	(0.33)	(0.45)

Net Asset Value, End of Year	$19.16		$19.67	$21.02	$22.31	$23.79

Total Return(1)	(0.10)%		(4.65)%	(3.65)%	(4.89)%	13.29%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year	$70,859		$81,145	$87,117	$100,374	$103,045

Ratio to average net assets of:

Expenses, net of reimbursements and credits(2)	0.16	%(3)	0.16%	0.16%	0.16%	0.16%

Expenses, before reimbursements and credits	0.27%		0.27%	0.27%	0.26%	0.28%

Net investment income, net of reimbursements and credits(2)	2.51	%(3)	1.86%	1.38%	1.40%	2.04%

Net investment income, before reimbursements and credits	2.40%		1.75%	1.27%	1.30%	1.92%

Portfolio Turnover Rate	24.25%		28.48%	32.19%	59.23%	50.28%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, less than $1,000 and approximately $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively. Subject to the contractual expense limitation and absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)	The impact on ratios to average net assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  56  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.5%

Arizona – 95.8%

Arizona Board of Regents Revenue Bonds, Series A, Green Bonds,

5.00%, 7/1/43	$850	$938

Arizona Board of Regents State University System Revenue Bonds, Series A,

5.00%, 7/1/34	750	751

5.00%, 7/1/35	750	751

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds,

5.00%, 7/1/35	1,000	1,017

5.00%, 7/1/41	1,000	1,015

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B,

5.00%, 7/1/36	495	522

Arizona Board of Regents University System Revenue Refunding Bonds, Stimulus Plan For Economic,

3.13%, 8/1/39	430	380

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds,

4.00%, 11/1/33	1,175	1,214

Bullhead City Excise TRB,

4.00%, 7/1/52	1,000	938

Bullhead City Excise TRB, Second Series,

2.70%, 7/1/51	2,500	1,740

Chandler IDA IDR Bonds, Series 1 (AMT), Intel Corp. Project,

5.00%, 9/1/27(1) (2)	425	438

Gilbert Water Resource Municipal Property Corp. Utility System Revenue Bonds,

5.00%, 7/1/28	500	521

5.00%, 7/1/29	750	781

5.00%, 7/1/30	500	520

5.00%, 7/1/31	600	623

Glendale IDA Revenue Refunding Bonds, Midwestern University,

5.00%, 5/15/32	500	556

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.5% continued

Arizona – 95.8% continued

Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Refunding Bonds (BAM Insured),

3.35%, 1/1/28	$785	$798

Marana Pledged Excise Tax Revenue Refunding Bonds,

5.00%, 7/1/25	875	892

Maricopa County Arizona Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, School Improvement Project,

4.00%, 7/1/39	275	279

Maricopa County Buckeye Elementary School District No. 33 G.O. Unlimited Bonds, Series 2020, School Improvement Bonds Projects of 2015 & 2019 (AGM Insured),

4.00%, 7/1/36	305	317

Maricopa County Elementary School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series A, School Improvement Project of 2017,

5.00%, 7/1/32	250	272

Maricopa County Elementary School District No. 33 Buckeye G.O. Unlimited Bonds, Series B, School Improvement Project of 2015 (BAM Insured),

5.00%, 7/1/38	1,000	1,043

Maricopa County Elementary School District No. 66 Roosevelt Elementary G.O. Unlimited Bonds, Series C, Project of 2020 (AGM Insured),

7/1/30(3)	275	309

Maricopa County Elementary School District No. 8 G.O. Unlimited Bonds, Series B, Osborn School Improvement Project of 2017 (AGM Insured),

5.00%, 7/1/35	625	675

Maricopa County Elementary School District No. 92 Pendergast Elementary G.O. Unlimited Bonds, Series B,

5.00%, 7/1/24	250	251

5.00%, 7/1/25	450	459

5.00%, 7/1/26	390	406

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  57  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.5% continued

Arizona – 95.8% continued

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project,

5.00%, 7/1/39	$1,285	$1,380

5.00%, 7/1/47	1,000	1,048

Maricopa County IDA Hospital Revenue Refunding Bonds, Series A, Honorhealth,

5.00%, 9/1/42	4,000	4,163

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group,

5.00%, 1/1/38	1,250	1,294

Maricopa County School District No. 31 Balsz G.O. Unlimited Bonds, Series A, School Improvement Project of 2018 (AGM Insured),

4.00%, 7/1/37	500	507

Maricopa County Special Health Care District G.O. Unlimited Bonds,

5.00%, 7/1/35	1,000	1,071

4.00%, 7/1/38	2,500	2,527

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series B, School Improvement Project of 2015,

5.00%, 7/1/28	525	559

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series C, Project of 2019,

5.00%, 7/1/24	775	778

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2015,

5.00%, 7/1/27	1,000	1,066

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds,

5.00%, 7/1/26	400	408

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement,

5.00%, 7/1/37	650	672

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.5% continued

Arizona - 95.8% continued

Mesa Utility System Revenue Bonds,

3.00%, 7/1/44	$500	$409

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds, Series B,

5.00%, 7/1/34	1,000	1,063

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Refunding Bonds, Series A,

4.00%, 7/1/45	1,000	986

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Refunding Bonds, Series B,

5.00%, 7/1/24	500	502

Phoenix Civic Improvement Corp. Junior Lien Airport Revenue Bonds,

5.00%, 7/1/44	1,545	1,647

3.00%, 7/1/49	1,150	892

Phoenix Civic Improvement Corp. Junior Lien Airport Revenue Bonds, Series B (AMT),

3.25%, 7/1/49	1,330	1,071

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Bonds, Series A,

5.00%, 7/1/44	2,850	3,090

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Bonds, Series A, Prerefunded,

5.00%, 7/1/24(4)	575	576

Phoenix IDA Healthcare Facilities Revenue Bonds, Mayo Clinic,

4.00%, 11/15/57	1,000	934

Pima County IDA Revenue Refunding Bonds, Tucson Medical Center,

3.00%, 4/1/51	1,000	714

Pima County Sewer System Revenue Bonds,

5.00%, 7/1/25	1,000	1,001

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007,

5.00%, 7/1/24	1,005	1,006

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  58  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.5% continued

Arizona – 95.8% continued

Pima County Unified School District No. 20 G.O. Unlimited Bonds, Vail School Improvement (BAM Insured),

5.00%, 7/1/26	$1,000	$1,038

Pima County Unified School District No. 6 Marana G.O. Unlimited Bonds, Series A (AGM Insured),

5.00%, 7/1/24	500	501

Prescott Valley Pledged Revenue Refunding Bonds, Series A,

5.00%, 1/1/25	625	631

Queen Creek Excise Tax & State Shared Revenue Bonds,

4.00%, 8/1/45	1,250	1,231

Queen Creek Excise Tax & State Shared Revenue Bonds, Series B,

5.00%, 8/1/47	2,540	2,540

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds,

5.00%, 1/1/31	1,000	1,078

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A,

5.00%, 12/1/36	1,105	1,123

Scottsdale G.O. Unlimited Bonds, Series C, Projects of 2015,

5.00%, 7/1/24	100	100

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds,

5.00%, 7/1/30	1,675	1,845

Sedona Excise TRB (BAM Insured),

4.00%, 7/1/38	350	360

Vistancia Community Facilities District G.O. Unlimited Refunding Bonds (BAM Insured),

4.00%, 7/15/26	450	458

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical,

3.13%, 8/1/43	2,450	1,939

		60,614

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 97.5% continued

New Jersey – 1.7%

Monmouth County Improvement Authority Revenue Notes, Governmental Pooled Loan Project (County Gtd.),

4.00%, 3/14/25	$1,075	$1,081

Total Municipal Bonds

(Cost $67,128)		61,695

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1. 4%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

5.13%(5) (6)	879,453	$879

Total Investment Companies

(Cost $879)		879

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.6%

Arizona IDA Hospital Variable Revenue Refunding Bonds, Phoenix Childrens Hospital, JPMorgan Chase Bank N.A. LOC,

3.75%, 4/1/24(1) (2)	$400	$400

Total Short-Term Investments

(Cost $400)		400

Total Investments – 99.5%

(Cost $68,407)		62,974

Other Assets less Liabilities – 0.5%		317

NET ASSETS – 100.0%		$63,291

(1)	Maturity date represents the puttable date.
(2)

Variable or floating rate security. These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand. Rate as of March 31, 2024 is disclosed.

(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2024.
(4)	Maturity date represents the prerefunded date.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2024 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  59  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2024

AMT - Alternative Minimum Tax

BAM - Build America Mutual

G.O. - General Obligation

Gtd. - Guaranteed

IDA - Industrial Development Authority

IDR - Industrial Development Revenue

LOC - Letter of Credit

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	97.5%

Investment Companies	1.4%

Short-Term Investments	0.6%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds	$ —	$61,695	$—	$61,695

Investment Companies	879	—	—	879

Short-Term Investments	—	400	—	400

Total Investments	$879	$62,095	$—	$62,974

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  60  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

BOND INDEX FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 0.5%

Auto Loan – 0.3%

Ally Auto Receivables Trust, Series 2023-1, Class A3

5.46%, 5/15/28	$100	$101

AmeriCredit Automobile Receivables Trust, Series 2023-2, Class A3

5.81%, 5/18/28	100	100

AmeriCredit Automobile Receivables Trust, Series 2023-2, Class B

5.84%, 7/18/29	50	51

AmeriCredit Automobile Receivables Trust, Series 2023-2, Class C

6.00%, 7/18/29	50	51

BMW Vehicle Lease Trust, Series 2024-1, Class A4

5.00%, 6/25/27	100	100

BMW Vehicle Owner Trust, Series 2023-A, Class A3

5.47%, 2/25/28	50	50

Capital One Prime Auto Receivables Trust, Series 2022-2, Class A3

3.66%, 5/17/27	100	98

Capital One Prime Auto Receivables Trust, Series 2023-1, Class A3

4.87%, 2/15/28	100	99

Carmax Auto Owner Trust, Series 2023-2, Class A3

5.05%, 1/18/28	100	100

CarMax Auto Owner Trust, Series 2023-4, Class A4

5.96%, 5/15/29	250	257

CarMax Auto Owner Trust, Series 2024-1, Class A3

4.92%, 10/16/28	100	100

Exeter Automobile Receivables Trust, Series 2024-1A, Class B

5.29%, 8/15/28	50	50

Exeter Automobile Receivables Trust, Series 2024-2A, Class B

4/17/28(1) (2)	100	100

Exeter Automobile Receivables Trust, Series 2024-2A, Class C

5/15/29(1) (2)	50	50

Exeter Automobile Receivables Trust, Series 2024-2A, Class D

2/15/30(1) (2)	50	50

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.5% continued

Auto Loan – 0.3% continued

Ford Credit Auto Lease Trust, Series 2023-B, Class A3

5.91%, 10/15/26	$100	$101

Ford Credit Auto Owner Trust, Series 2020-C, Class B

0.79%, 8/15/26	100	96

Ford Credit Auto Owner Trust, Series 2022-C, Class B

5.03%, 2/15/28	25	25

Ford Credit Auto Owner Trust, Series 2022-C, Class C

5.22%, 3/15/30	25	25

Ford Credit Auto Owner Trust, Series 2023-A, Class A3

4.65%, 2/15/28	100	99

Ford Credit Auto Owner Trust, Series 2023-B, Class A3

5.23%, 5/15/28	100	100

Ford Credit Auto Owner Trust, Series 2023-C, Class A3

5.53%, 9/15/28	100	101

Ford Credit Auto Owner Trust, Series 2024-A, Class A4

5.01%, 9/15/29	100	100

Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A

4.06%, 11/15/30	100	96

GM Financial Automobile Leasing Trust, Series 2024-1, Class A3

5.09%, 3/22/27	150	150

GM Financial Consumer Automobile Receivables Trust, Series 2023-2, Class A3

4.47%, 2/16/28	200	198

GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A3

5.45%, 6/16/28	175	176

Harley-Davidson Motorcycle Trust, Series 2023-A, Class A3

5.05%, 12/15/27	50	50

Honda Auto Receivables Owner Trust, Series 2022-2, Class A4

3.76%, 12/18/28	100	97

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 61 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.5% continued

Auto Loan – 0.3% continued

Honda Auto Receivables Owner Trust, Series 2023-2, Class A3

4.93%, 11/15/27	$100	$100

Honda Auto Receivables Owner Trust, Series 2023-3, Class A3

5.41%, 2/18/28	100	100

Honda Auto Receivables Owner Trust, Series 2024-1, Class A4

5.17%, 5/15/30	100	101

Hyundai Auto Receivables Trust, Series 2021-B, Class A4

0.60%, 2/16/27	100	95

Hyundai Auto Receivables Trust, Series 2022-C, Class A3

5.39%, 6/15/27	100	100

Hyundai Auto Receivables Trust, Series 2023-A, Class A3

4.58%, 4/15/27	100	99

Hyundai Auto Receivables Trust, Series 2023-B, Class A3

5.48%, 4/17/28	100	101

Hyundai Auto Receivables Trust, Series 2023-C, Class A3

5.54%, 10/16/28	100	101

Hyundai Auto Receivables Trust, Series 2024-A, Class A3

4.99%, 2/15/29	100	100

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A3

4.51%, 11/15/27	150	149

Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3

5.95%, 11/15/28	100	102

Mercedes-Benz Auto Receivables Trust, Series 2024-1, Class A3

4.80%, 4/16/29	100	100

Nissan Auto Receivables Owner Trust, Series 2022-B, Class A3

4.46%, 5/17/27	100	99

Nissan Auto Receivables Owner Trust, Series 2023-A, Class A3

4.91%, 11/15/27	100	100

Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3

5.93%, 3/15/28	100	101

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.5% continued

Auto Loan – 0.3% continued

Santander Drive Auto Receivables Trust, Series 2022-3, Class C

4.49%, 8/15/29	$50	$49

Santander Drive Auto Receivables Trust, Series 2023-1, Class C

5.09%, 5/15/30	100	99

Santander Drive Auto Receivables Trust, Series 2023-4, Class A3

5.73%, 4/17/28	100	100

Santander Drive Auto Receivables Trust, Series 2023-4, Class B

5.77%, 12/15/28	50	50

Santander Drive Auto Receivables Trust, Series 2023-4, Class C

6.04%, 12/15/31	50	51

Santander Drive Auto Receivables Trust, Series 2024-1, Class A3

5.25%, 4/17/28	100	100

Santander Drive Auto Receivables Trust, Series 2024-1, Class B

5.23%, 12/15/28	50	50

Santander Drive Auto Receivables Trust, Series 2024-1, Class C

5.45%, 3/15/30	50	50

Toyota Auto Receivables Owner Trust, Series 2021-C, Class A4

0.72%, 1/15/27	100	94

Toyota Auto Receivables Owner Trust, Series 2022-C, Class A3

3.76%, 4/15/27	100	98

Toyota Auto Receivables Owner Trust, Series 2022-C, Class A4

3.77%, 2/15/28	100	97

Toyota Auto Receivables Owner Trust, Series 2023-B, Class A3

4.71%, 2/15/28	100	99

Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3

5.16%, 4/17/28	100	100

Toyota Auto Receivables Owner Trust, Series 2023-D, Class A3

5.54%, 8/15/28	100	101

Volkswagen Auto Lease Trust, Series 2023-A, Class A3

5.81%, 10/20/26	150	151

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  62  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.5% continued

Auto Loan – 0.3% continued

Volkswagen Auto Loan Enhanced Trust, Series 2023-1, Class A3

5.02%, 6/20/28	$100	$100

Volkswagen Auto Loan Enhanced Trust, Series 2023-2, Class A3

5.48%, 12/20/28	100	101

World Omni Auto Receivables Trust, Series 2022-C, Class A3

3.66%, 10/15/27	100	98

World Omni Auto Receivables Trust, Series 2022-C, Class A4

3.68%, 9/15/28	100	97

World Omni Auto Receivables Trust, Series 2023-A, Class A3

4.83%, 5/15/28	50	50

World Omni Auto Receivables Trust, Series 2023-B, Class A3

4.66%, 5/15/28	75	74

World Omni Auto Receivables Trust, Series 2023-C, Class A3

5.15%, 11/15/28	100	100

World Omni Auto Receivables Trust, Series 2024-A, Class A3

4.86%, 3/15/29	100	100

		6,328

Credit Card – 0.2%

American Express Credit Account Master Trust, Series 2022-3, Class A

3.75%, 8/15/27	200	196

American Express Credit Account Master Trust, Series 2022-4, Class A

4.95%, 10/15/27	200	199

American Express Credit Account Master Trust, Series 2023-1, Class A

4.87%, 5/15/28	150	150

American Express Credit Account Master Trust, Series 2023-2, Class A

4.80%, 5/15/30	100	100

American Express Credit Account Master Trust, Series 2023-3, Class A

5.23%, 9/15/28	125	126

American Express Credit Account Master Trust, Series 2023-4, Class A

5.15%, 9/15/30	100	102

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.5% continued

Credit Card – 0.2% continued

BA Credit Card Trust, Series 2022-A1, Class A1

3.53%, 11/15/27	$100	$98

BA Credit Card Trust, Series 2022-A2, Class A2

5.00%, 4/15/28	150	150

BA Credit Card Trust, Series 2023-A1, Class A1

4.79%, 5/15/28	150	149

BA Credit Card Trust, Series 2023-A2, Class A2

4.98%, 11/15/28	100	100

Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3

2.06%, 8/15/28	150	140

Capital One Multi-Asset Execution Trust, Series 2021-A2, Class A2

1.39%, 7/15/30	150	130

Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A

4.95%, 10/15/27	150	149

Capital One Multi-Asset Execution Trust, Series 2023-A1, Class A

4.42%, 5/15/28	150	148

Chase Issuance Trust, Series 2022-A1, Class A

3.97%, 9/15/27	150	147

Chase Issuance Trust, Series 2023-A1, Class A

5.16%, 9/15/28	150	151

Chase Issuance Trust, Series 2023-A2, Class A

5.08%, 9/15/30	100	101

Chase Issuance Trust, Series 2024-A1, Class A

4.60%, 1/16/29	100	100

Chase Issuance Trust, Series 2024-A2, Class A

4.63%, 1/15/31	100	99

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3

6.15%, 6/15/39	50	54

Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7

3.96%, 10/13/30	100	97

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  63  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.5% continued

Credit Card – 0.2% continued

Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1

5.23%, 12/8/27	$100	$100

Discover Card Execution Note Trust, Series 2021-A2, Class A2

1.03%, 9/15/28	100	91

Discover Card Execution Note Trust, Series 2022-A3, Class A3

3.56%, 7/15/27	200	196

Discover Card Execution Note Trust, Series 2022-A4, Class A

5.03%, 10/15/27	200	200

Discover Card Execution Note Trust, Series 2023-A1, Class A

4.31%, 3/15/28	85	84

Discover Card Execution Note Trust, Series 2023-A2, Class A

4.93%, 6/15/28	100	100

First National Master Note Trust, Series 2023-2, Class A

5.77%, 9/15/29	100	101

Synchrony Card Funding LLC, Series 2022-A2, Class A

3.86%, 7/15/28	100	98

Synchrony Card Funding LLC, Series 2023-A1, Class A

5.54%, 7/15/29	100	101

Synchrony Card Funding LLC, Series 2023-A2, Class A

5.74%, 10/15/29	100	102

WF Card Issuance Trust, Series 2024-A1, Class A

4.94%, 2/15/29	100	100

		3,959

Other – 0.0%

AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A3

2.84%, 3/1/26	23	23

CNH Equipment Trust, Series 2022-B, Class A3

3.89%, 8/16/27	100	98

CNH Equipment Trust, Series 2022-C, Class A3

5.15%, 4/17/28	75	75

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 0.5% continued

Other – 0.0% continued

CNH Equipment Trust, Series 2023-A, Class A3

4.81%, 8/15/28	$100	$99

John Deere Owner Trust, Series 2021-B, Class A4

0.74%, 5/15/28	75	71

John Deere Owner Trust, Series 2023-A, Class A3

5.01%, 11/15/27	125	125

John Deere Owner Trust, Series 2023-B, Class A3

5.18%, 3/15/28	100	100

John Deere Owner Trust, Series 2024-A, Class A3

4.96%, 11/15/28	50	50

PSNH Funding LLC 3, Series 2018-1, Class A3

3.81%, 2/1/35	100	94

Verizon Master Trust, Series 2022-2, Class A

1.53%, 7/20/28	100	97

Verizon Master Trust, Series 2022-6, Class A

3.67%, 1/22/29	100	98

Verizon Master Trust, Series 2023-1, Class A

4.49%, 1/22/29	100	99

Verizon Master Trust, Series 2023-2, Class A

4.89%, 4/13/28	125	124

Verizon Master Trust, Series 2023-7, Class A1A

5.67%, 11/20/29	100	102

Verizon Master Trust, Series 2024-1, Class A1

5.00%, 12/20/28	100	100

		1,355

Total Asset-Backed Securities

(Cost $11,725)		11,642

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  64  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.8%

Non Agency – 0.8%

Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2016-UB10, Class A4

3.17%, 7/15/49	$300	$285

BANK, Series 2017-BNK7, Class A5

3.44%, 9/15/60	250	236

BANK, Series 2017-BNK9, Class A4

3.54%, 11/15/54	250	236

BANK, Series 2018-BN10, Class A5

3.69%, 2/15/61	200	190

BANK, Series 2018-BN11, Class A3

4.05%, 3/15/61	200	192

BANK, Series 2018-BN12, Class A4

4.26%, 5/15/61	300	290

BANK, Series 2018-BN13, Class A5

4.22%, 8/15/61	100	96

BANK, Series 2018-BN14, Class A4

4.23%, 9/15/60	200	193

BANK, Series 2018-BN15, Class A4

4.41%, 11/15/61	300	291

BANK, Series 2019-BN18, Class A3

3.33%, 5/15/62	200	182

BANK, Series 2019-BN19, Class A3

3.18%, 8/15/61	300	264

BANK, Series 2020-BN26, Class A4

2.40%, 3/15/63	400	343

BANK, Series 2020-BN28, Class A4

1.84%, 3/15/63	500	413

BANK, Series 2021-BN31, Class A4

2.04%, 2/15/54	200	165

BANK, Series 2021-BN37, Class A5

2.62%, 11/15/64	200	169

BANK, Series 2022-BNK42, Class A5

4.49%, 6/15/55	200	192

Barclays Commercial Mortgage Trust, Series 2019-C3, Class A4

3.58%, 5/15/52	200	186

BBCMS Mortgage Trust, Series 2018-C2, Class A5

4.31%, 12/15/51	150	145

BBCMS Mortgage Trust, Series 2020-C6, Class A4

2.64%, 2/15/53	200	175

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.8% continued

Non Agency – 0.8% continued

Benchmark Mortgage Trust, Series 2018-B2, Class A5

3.88%, 2/15/51	$150	$141

Benchmark Mortgage Trust, Series 2018-B3, Class A5

4.03%, 4/10/51	100	95

Benchmark Mortgage Trust, Series 2018-B5, Class A4

4.21%, 7/15/51	200	192

Benchmark Mortgage Trust, Series 2018-B8, Class A5

4.23%, 1/15/52	100	94

Benchmark Mortgage Trust, Series 2020-B16, Class A5

2.73%, 2/15/53	200	176

Benchmark Mortgage Trust, Series 2020-B18, Class A5

1.93%, 7/15/53	500	407

Benchmark Mortgage Trust, Series 2020-B19, Class A5

1.85%, 9/15/53	500	404

Benchmark Mortgage Trust, Series 2020-IG1, Class A3

2.69%, 9/15/43	100	82

Benchmark Mortgage Trust, Series 2021-B23, Class A5

2.07%, 2/15/54	200	161

CD Mortgage Trust, Series 2017-CD4, Class A4

3.51%, 5/10/50	250	233

CD Mortgage Trust, Series 2017-CD5, Class A4

3.43%, 8/15/50	250	235

CD Mortgage Trust, Series 2017-CD6, Class A5

3.46%, 11/13/50	200	187

CD Mortgage Trust, Series 2018-CD7, Class A4

4.28%, 8/15/51	200	189

CD Mortgage Trust, Series 2019-CD8, Class A4

2.91%, 8/15/57	150	131

CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4

3.28%, 5/10/58	250	239

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  65  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.8% continued

Non Agency – 0.8% continued

CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4

3.46%, 8/15/50	$250	$233

Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4

3.21%, 5/10/49	250	239

Citigroup Commercial Mortgage Trust, Series 2016-C3, Class A4

3.15%, 11/15/49	150	141

Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5

3.62%, 2/10/49	300	287

Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4

3.31%, 4/10/49	250	238

Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4

3.33%, 4/15/49	250	238

Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A4
3.47%, 9/15/50	250	235
Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4
4.01%, 3/10/51	100	95
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4
4.23%, 6/10/51	200	192
Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A4
4.41%, 11/10/51	200	189
Commercial Mortgage Trust, Series 2018-COR3, Class A3
4.23%, 5/10/51	200	189
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5
3.09%, 1/15/49	100	95
CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5
3.50%, 11/15/49	200	188
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class A4
4.42%, 11/15/51	300	286
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5
4.03%, 4/15/51	100	95

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.8% continued

Non Agency – 0.8% continued

DBJPM Mortgage Trust, Series 2017-C6, Class A5

3.33%, 6/10/50	$250	$233

DBJPM Mortgage Trust, Series 2020-C9, Class A5

1.93%, 8/15/53	100	83

GS Mortgage Securities Trust, Series 2016-GS3, Class A4

2.85%, 10/10/49	200	187

GS Mortgage Securities Trust, Series 2017-GS7, Class A4

3.43%, 8/10/50	250	234

GS Mortgage Securities Trust, Series 2017-GS8, Class A4

3.47%, 11/10/50	200	186

GS Mortgage Securities Trust, Series 2018-GS9, Class A4

3.99%, 3/10/51	150	140

GS Mortgage Securities Trust, Series 2019-GC40, Class A4

3.16%, 7/10/52	150	136

GS Mortgage Securities Trust, Series 2020-GC45, Class A5

2.91%, 2/13/53	300	265

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C4, Class A3

3.14%, 12/15/49	150	139

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5

2.87%, 8/15/49	200	187

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS

3.14%, 8/15/49	100	88

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5

3.69%, 3/15/50	300	281

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5

3.45%, 9/15/50	100	92

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  66  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.8% continued

Non Agency – 0.8% continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4

3.39%, 6/13/52	$200	$180

JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4

3.14%, 6/15/49	100	94

JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5

3.41%, 10/15/50	200	186

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4

3.33%, 5/15/49	250	238

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5

2.86%, 9/15/49	100	94

Morgan Stanley Capital I Trust, Series 2018-H4, Class A4

4.31%, 12/15/51	100	96

Morgan Stanley Capital I Trust, Series 2018-L1, Class A4

4.41%, 10/15/51	200	194

Morgan Stanley Capital I Trust, Series 2019-H7, Class A4

3.26%, 7/15/52	250	227

Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4

2.04%, 7/15/53	500	419

Morgan Stanley Capital I Trust, Series 2020-L4, Class A3

2.70%, 2/15/53	200	176

Morgan Stanley Capital I, Series 2017-HR2, Class A4

3.59%, 12/15/50	200	188

MSWF Commercial Mortgage Trust, Series 2023-1, Class A5

5.75%, 5/15/56	250	262

UBS Commercial Mortgage Trust, Series 2017-C2, Class A4

3.49%, 8/15/50	250	235

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.8% continued

Non Agency – 0.8% continued

UBS Commercial Mortgage Trust, Series 2017-C3, Class A4

3.43%, 8/15/50	$175	$163

UBS Commercial Mortgage Trust, Series 2017-C6, Class A5

3.58%, 12/15/50	100	93

UBS Commercial Mortgage Trust, Series 2017-C7, Class A4

3.68%, 12/15/50	150	141

UBS Commercial Mortgage Trust, Series 2018-C10, Class A4

4.31%, 5/15/51	200	189

UBS Commercial Mortgage Trust, Series 2018-C11, Class A5

4.24%, 6/15/51	150	142

UBS Commercial Mortgage Trust, Series 2018-C13, Class A4

4.33%, 10/15/51	200	190

UBS Commercial Mortgage Trust, Series 2018-C14, Class A4

4.45%, 12/15/51	100	94

UBS Commercial Mortgage Trust, Series 2018-C8, Class A4

3.98%, 2/15/51	150	142

UBS Commercial Mortgage Trust, Series 2018-C9, Class A4

4.12%, 3/15/51	100	94

Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A4

3.56%, 1/15/59	200	193

Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4

3.43%, 3/15/59	250	239

Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A4

2.93%, 7/15/48	100	94

Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A4

3.07%, 11/15/59	250	235

Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4

2.94%, 10/15/49	200	188

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A4

2.92%, 11/15/49	150	142

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  67  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.8% continued

Non Agency – 0.8% continued

Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5

3.42%, 9/15/50	$250	$234

Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4

3.58%, 10/15/50	100	95

Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A4

3.47%, 11/15/50	200	188

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class A4

3.59%, 12/15/50	100	92

Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4

4.01%, 3/15/51	150	143

Wells Fargo Commercial Mortgage Trust, Series 2018-C48, Class A5

4.30%, 1/15/52	100	97

Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class A5

3.73%, 5/15/52	200	185

Wells Fargo Commercial Mortgage Trust, Series 2020-C55, Class A5

2.73%, 2/15/53	100	88

Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A5

2.45%, 6/15/53	500	429

Wells Fargo Commercial Mortgage Trust, Series 2021-C59, Class A5

2.63%, 4/15/54	500	425

		19,304

Total Commercial Mortgage-Backed Securities

(Cost $21,162)		19,304

CORPORATE BONDS – 21.1%
Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc.,

4.75%, 3/30/30	300	294

Omnicom Group, Inc./Omnicom Capital, Inc.,

3.60%, 4/15/26	525	510

		804

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Aerospace & Defense – 0.6%

Boeing (The) Co.,

4.88%, 5/1/25	$240	$237

2.20%, 2/4/26	2,829	2,649

2.70%, 2/1/27	219	202

3.25%, 2/1/28	1,366	1,257

3.25%, 3/1/28	55	50

3.20%, 3/1/29	159	142

2.95%, 2/1/30	250	216

5.15%, 5/1/30	43	42

6.13%, 2/15/33	135	138

6.63%, 2/15/38	100	104

5.81%, 5/1/50	1,060	1,007

General Dynamics Corp.,

2.63%, 11/15/27	104	96

3.75%, 5/15/28	246	238

4.25%, 4/1/40	100	90

2.85%, 6/1/41	160	118

Huntington Ingalls Industries, Inc.,

2.04%, 8/16/28	200	175

L3Harris Technologies, Inc.,

5.40%, 1/15/27	1,000	1,008

4.40%, 6/15/28	449	437

Lockheed Martin Corp.,

3.55%, 1/15/26	298	291

5.25%, 1/15/33	1,500	1,542

3.60%, 3/1/35	135	120

4.07%, 12/15/42	168	146

3.80%, 3/1/45	230	189

4.09%, 9/15/52	20	17

Northrop Grumman Corp.,

3.25%, 1/15/28	500	473

5.05%, 11/15/40	250	243

4.75%, 6/1/43	250	230

3.85%, 4/15/45	8	6

4.03%, 10/15/47	252	206

Precision Castparts Corp.,

4.38%, 6/15/45	350	310

RTX Corp.,

1.90%, 9/1/31	71	57

2.38%, 3/15/32	68	56

4.70%, 12/15/41	100	91

4.50%, 6/1/42	250	223

4.80%, 12/15/43	1,000	912

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  68  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Aerospace & Defense – 0.6% continued

3.75%, 11/1/46	$750	$581

6.40%, 3/15/54	300	340

Textron, Inc.,

2.45%, 3/15/31	250	211

		14,450

Apparel & Textile Products – 0.1%

NIKE, Inc.,

2.85%, 3/27/30	1,250	1,130

3.25%, 3/27/40	75	60

Ralph Lauren Corp.,

2.95%, 6/15/30	100	90

		1,280

Asset Management – 0.3%

Ameriprise Financial, Inc.,

3.00%, 4/2/25	250	244

2.88%, 9/15/26	435	414

Ares Capital Corp.,

3.88%, 1/15/26	620	600

Barings BDC, Inc.,

3.30%, 11/23/26	200	183

BlackRock Funding, Inc.,

4.70%, 3/14/29	500	501

BlackRock, Inc.,

1.90%, 1/28/31	720	600

Blackstone Private Credit Fund,

3.25%, 3/15/27	300	277

Blue Owl Capital Corp.,

3.75%, 7/22/25	300	291

Blue Owl Credit Income Corp.,

7.75%, 9/16/27	200	205

Charles Schwab (The) Corp.,

3.63%, 4/1/25	250	246

3.45%, 2/13/26	280	271

3.20%, 3/2/27	500	476

(Variable, U.S. SOFR + 2.21%), 5.64%, 5/19/29 (3)	400	406

(Variable, U.S. SOFR + 2.50%), 5.85%, 5/19/34 (3)	400	410

(Variable, U.S. SOFR + 2.01%), 6.14%, 8/24/34 (3)	300	313

Franklin Resources, Inc.,

2.95%, 8/12/51	270	169

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Asset Management – 0.3% continued

FS KKR Capital Corp.,

3.25%, 7/15/27	$200	$182

Raymond James Financial, Inc.,

3.75%, 4/1/51	100	76

Voya Financial, Inc.,

4.80%, 6/15/46	500	430

		6,294

Automotive – 0.4%

Aptiv PLC/Aptiv Corp.,

4.15%, 5/1/52	500	383

BorgWarner, Inc.,

4.38%, 3/15/45	170	140

Ford Motor Credit Co. LLC,

7.12%, 11/7/33	2,000	2,154

General Motors Co.,

6.80%, 10/1/27	118	124

5.00%, 10/1/28	227	226

5.60%, 10/15/32	183	185

6.25%, 10/2/43	350	358

6.75%, 4/1/46	145	157

5.40%, 4/1/48	267	245

General Motors Financial Co., Inc.,

2.70%, 8/20/27	658	607

6.00%, 1/9/28	500	513

2.40%, 4/10/28	119	107

5.80%, 6/23/28	500	510

2.40%, 10/15/28	254	225

5.65%, 1/17/29	84	85

4.30%, 4/6/29	82	78

3.60%, 6/21/30	99	89

2.35%, 1/8/31	33	27

3.10%, 1/12/32	33	28

Lear Corp.,

3.55%, 1/15/52	200	140

Toyota Motor Credit Corp.,

0.80%, 10/16/25	750	703

3.05%, 3/22/27	500	476

4.70%, 1/12/33	700	694

		8,254

Banking – 2.7%

Bank of America Corp.,

3.95%, 4/21/25	1,375	1,353

4.45%, 3/3/26	500	493

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  69  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.7% continued

3.50%, 4/19/26	$76	$74

4.25%, 10/22/26	47	46

(Variable, U.S. SOFR + 1.01%), 1.20%, 10/24/26 (3)	2,000	1,871

(Variable, U.S. SOFR + 1.29%), 5.08%, 1/20/27 (3)	1,500	1,493

(Variable, U.S. SOFR + 0.91%), 1.66%, 3/11/27 (3)	72	67

(Variable, U.S. SOFR + 1.34%), 5.93%, 9/15/27 (3)	1,500	1,521

4.18%, 11/25/27	146	142

(Variable, U.S. SOFR + 1.05%), 2.55%, 2/4/28 (3)	18	17

(Variable, CME Term SOFR 3M + 1.77%), 3.71%, 4/24/28 (3)	106	101

(Variable, CME Term SOFR 3M + 1.30%), 3.42%, 12/20/28 (3)	983	922

(Variable, CME Term SOFR 3M + 1.33%), 3.97%, 3/5/29 (3)	7	7

(Variable, U.S. SOFR + 1.06%), 2.09%, 6/14/29 (3)	129	114

(Variable, CME Term SOFR 3M + 1.25%), 2.50%, 2/13/31 (3)	300	258

(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (3)	52	45

(Variable, U.S. SOFR + 1.53%), 1.90%, 7/23/31 (3)	336	276

(Variable, U.S. SOFR + 1.32%), 2.69%, 4/22/32 (3)	380	322

(Variable, U.S. SOFR + 1.33%), 2.97%, 2/4/33 (3)	336	286

(Variable, U.S. SOFR + 1.83%), 4.57%, 4/27/33 (3)	425	404

(Variable, U.S. SOFR + 2.16%), 5.02%, 7/22/33 (3)	1,403	1,381

(Variable, U.S. SOFR + 1.91%), 5.29%, 4/25/34 (3)	1,000	997

(Variable, U.S. SOFR + 1.84%), 5.87%, 9/15/34 (3)	400	415

(Variable, U.S. SOFR + 1.65%), 5.47%, 1/23/35 (3)	600	605

6.11%, 1/29/37	150	159

(Variable, U.S. SOFR + 1.93%), 2.68%, 6/19/41 (3)	390	278

(Variable, CME Term SOFR 3M + 1.45%), 3.95%, 1/23/49 (3)	790	647

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.7% continued

(Variable, CME Term SOFR 3M + 1.78%), 4.33%, 3/15/50 (3)	$755	$649

(Variable, CME Term SOFR 3M + 3.41%), 4.08%, 3/20/51 (3)	810	666

Bank of America N.A.,

6.00%, 10/15/36	250	265

BankUnited, Inc.,

5.13%, 6/11/30	100	93

Citigroup, Inc.,

4.40%, 6/10/25	105	104

5.50%, 9/13/25	126	126

4.60%, 3/9/26	205	202

(Variable, U.S. SOFR + 2.84%), 3.11%, 4/8/26 (3)	884	862

(Variable, U.S. SOFR + 1.55%), 5.61%, 9/29/26 (3)	722	723

3.20%, 10/21/26	719	685

4.30%, 11/20/26	505	493

(Variable, U.S. SOFR + 0.77%), 1.46%, 6/9/27 (3)	28	26

4.45%, 9/29/27	328	319

(Variable, U.S. SOFR + 1.28%), 3.07%, 2/24/28 (3)	88	83

(Variable, CME Term SOFR 3M + 1.65%), 3.67%, 7/24/28 (3)	28	27

(Variable, U.S. SOFR + 3.91%), 4.41%, 3/31/31 (3)	1,450	1,382

(Variable, U.S. SOFR + 1.17%), 2.56%, 5/1/32 (3)	1,000	833

6.63%, 6/15/32	100	107

5.88%, 2/22/33	350	361

(Variable, U.S. SOFR + 2.66%), 6.17%, 5/25/34 (3)	1,700	1,724

6.13%, 8/25/36	125	130

8.13%, 7/15/39	332	425

(Variable, U.S. SOFR + 4.55%), 5.32%, 3/26/41 (3)	180	179

5.88%, 1/30/42	30	32

(Variable, U.S. SOFR + 1.38%), 2.90%, 11/3/42 (3)	168	120

4.65%, 7/23/48	300	272

Citizens Bank N.A.,

(Variable, U.S. SOFR + 2.00%), 4.58%, 8/9/28 (3)	500	479

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  70  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.7% continued

Comerica Bank,

(Variable, U.S. SOFR + 2.61%), 5.33%, 8/25/33 (3)	$250	$228

Discover Bank,

2.70%, 2/6/30	250	215

Fifth Third Bancorp,

8.25%, 3/1/38	275	330

First Horizon Corp.,

4.00%, 5/26/25	200	195

FNB Corp.,

5.15%, 8/25/25	200	198

HSBC Bank U.S.A. N.A.,

7.00%, 1/15/39	350	405

Huntington Bancshares, Inc.,

(Variable, U.S. SOFR + 1.97%), 4.44%, 8/4/28 (3)	500	483

(Variable, U.S. SOFR + 2.02%), 6.21%, 8/21/29 (3)	500	512

JPMorgan Chase & Co.,

3.90%, 7/15/25	128	126

7.75%, 7/15/25	54	56

3.30%, 4/1/26	111	107

(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (3)	2,024	1,951

2.95%, 10/1/26	59	56

(Variable, CME Term SOFR 3M + 0.70%), 1.04%, 2/4/27 (3)	121	112

(Variable, U.S. SOFR + 0.89%), 1.58%, 4/22/27 (3)	297	275

8.00%, 4/29/27	658	716

4.25%, 10/1/27	299	292

3.63%, 12/1/27	1,292	1,233

(Variable, U.S. SOFR + 1.17%), 2.95%, 2/24/28 (3)	204	192

(Variable, U.S. SOFR + 1.56%), 4.32%, 4/26/28 (3)	176	172

(Variable, U.S. SOFR + 1.99%), 4.85%, 7/25/28 (3)	33	33

(Variable, CME Term SOFR 3M + 1.21%), 3.51%, 1/23/29 (3)	310	293

(Variable, CME Term SOFR 3M + 1.38%), 4.01%, 4/23/29 (3)	34	33

(Variable, U.S. SOFR + 1.02%), 2.07%, 6/1/29 (3)	719	638

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.7% continued

(Variable, U.S. SOFR + 1.45%), 5.30%, 7/24/29 (3)	$800	$806

(Variable, CME Term SOFR 3M + 1.59%), 4.45%, 12/5/29 (3)	59	57

(Variable, CME Term SOFR 3M + 2.52%), 2.96%, 5/13/31 (3)	545	476

(Variable, U.S. SOFR + 2.58%), 5.72%, 9/14/33 (3)	700	713

(Variable, U.S. SOFR + 1.85%), 5.35%, 6/1/34 (3)	200	201

(Variable, U.S. SOFR + 1.81%), 6.25%, 10/23/34 (3)	1,000	1,069

(Variable, CME Term SOFR 3M + 1.62%), 3.88%, 7/24/38 (3)	359	310

(Variable, CME Term SOFR 3M + 2.46%), 3.11%, 4/22/41 (3)	100	76

5.60%, 7/15/41	405	425

(Variable, CME Term SOFR 3M + 1.51%), 2.53%, 11/19/41 (3)	785	549

5.63%, 8/16/43	150	156

(Variable, CME Term SOFR 3M + 1.84%), 4.26%, 2/22/48 (3)	114	98

(Variable, CME Term SOFR 3M + 1.72%), 4.03%, 7/24/48 (3)	85	71

(Variable, CME Term SOFR 3M + 1.64%), 3.96%, 11/15/48 (3)	400	327

(Variable, CME Term SOFR 3M + 1.48%), 3.90%, 1/23/49 (3)	200	163

(Variable, U.S. SOFR + 2.44%), 3.11%, 4/22/51 (3)	1,500	1,038

KeyBank N.A.,

4.15%, 8/8/25	250	243

5.00%, 1/26/33	500	464

Manufacturers & Traders Trust Co., 4.70%, 1/27/28	500	482

Morgan Stanley Bank N.A., 4.75%, 4/21/26	2,000	1,987

PNC Financial Services Group (The), Inc.,

(Variable, U.S. SOFR + 1.32%), 5.81%, 6/12/26 (3)	500	502

3.15%, 5/19/27	455	431

2.55%, 1/22/30	545	476

(Variable, U.S. SOFR + 1.93%), 5.07%, 1/24/34 (3)	500	485

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  71  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.7% continued

(Variable, U.S. SOFR + 2.28%), 6.88%, 10/20/34 (3)	$400	$438

Regions Financial Corp.,

2.25%, 5/18/25	500	481

Santander Holdings U.S.A., Inc.,

(Variable, U.S. SOFR + 2.36%), 6.50%, 3/9/29 (3)	300	307

Synchrony Bank,

5.40%, 8/22/25	293	290

Synovus Bank,

5.63%, 2/15/28	250	243

Truist Bank,

3.63%, 9/16/25	128	125

4.05%, 11/3/25	600	589

3.30%, 5/15/26	122	117

Truist Financial Corp.,

3.70%, 6/5/25	213	209

(Variable, U.S. SOFR + 0.61%), 1.27%, 3/2/27 (3)	85	79

1.13%, 8/3/27	221	194

(Variable, U.S. SOFR + 1.44%), 4.87%, 1/26/29 (3)	1,000	984

(Variable, U.S. SOFR + 0.86%), 1.89%, 6/7/29 (3)	57	50

(Variable, U.S. SOFR + 1.62%), 5.44%, 1/24/30 (3)	800	799

U.S. Bancorp,

2.38%, 7/22/26	133	125

(Variable, U.S. SOFR + 1.88%), 6.79%, 10/26/27 (3)	1,000	1,036

(Variable, U.S. SOFR + 0.73%), 2.22%, 1/27/28 (3)	322	297

3.90%, 4/26/28	402	387

(Variable, U.S. SOFR + 2.02%), 5.78%, 6/12/29 (3)	500	509

1.38%, 7/22/30	143	115

(Variable, U.S. SOFR + 1.60%), 4.84%, 2/1/34 (3)	500	475

Wells Fargo & Co.,

(Variable, U.S. SOFR + 1.32%), 3.91%, 4/25/26 (3)	736	722

(Variable, U.S. SOFR + 2.00%), 2.19%, 4/30/26 (3)	119	115

(Variable, U.S. SOFR + 1.56%), 4.54%, 8/15/26 (3)	1,000	987

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Banking – 2.7% continued

3.00%, 10/23/26	$542	$513

(Variable, CME Term SOFR 3M + 1.43%), 3.20%, 6/17/27 (3)	15	14

4.30%, 7/22/27	110	107

(Variable, U.S. SOFR + 1.51%), 3.53%, 3/24/28 (3)	275	262

(Variable, CME Term SOFR 3M + 1.57%), 3.58%, 5/22/28 (3)	585	556

(Variable, U.S. SOFR + 2.10%), 2.39%, 6/2/28 (3)	833	763

(Variable, U.S. SOFR + 1.99%), 5.56%, 7/25/34 (3)	700	703

(Variable, U.S. SOFR + 2.06%), 6.49%, 10/23/34 (3)	300	322

(Variable, U.S. SOFR + 1.78%), 5.50%, 1/23/35 (3)	600	602

(Variable, U.S. SOFR + 2.53%), 3.07%, 4/30/41 (3)	400	300

(Variable, CME Term SOFR 3M + 4.50%), 5.01%, 4/4/51 (3)	1,500	1,411

(Variable, U.S. SOFR + 2.13%), 4.61%, 4/25/53 (3)	1,000	881

Wells Fargo Bank N.A.,

5.25%, 12/11/26	1,200	1,204

5.85%, 2/1/37	500	519

6.60%, 1/15/38	50	55

Zions Bancorp N.A.,

3.25%, 10/29/29	250	205

		64,207

Beverages – 0.3%

Brown-Forman Corp.,

4.50%, 7/15/45	200	180

Coca-Cola (The) Co.,

3.38%, 3/25/27	133	129

1.50%, 3/5/28	81	72

2.13%, 9/6/29	243	216

1.65%, 6/1/30	179	151

2.00%, 3/5/31	1,204	1,019

3.00%, 3/5/51	300	214

Constellation Brands, Inc.,

4.65%, 11/15/28	44	43

3.15%, 8/1/29	334	304

2.88%, 5/1/30	256	227

2.25%, 8/1/31	284	235

5.25%, 11/15/48	167	160

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  72  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Beverages – 0.3% continued

Keurig Dr. Pepper, Inc.,

2.55%, 9/15/26	$185	$174

5.05%, 3/15/29	500	501

4.42%, 12/15/46	450	384

Molson Coors Beverage Co.,

3.00%, 7/15/26	170	162

4.20%, 7/15/46	300	251

PepsiCo, Inc.,

2.75%, 4/30/25	380	371

2.63%, 7/29/29	120	109

2.75%, 3/19/30	483	435

1.63%, 5/1/30	77	65

1.95%, 10/21/31	500	414

3.88%, 3/19/60	700	567

		6,383

Biotechnology & Pharmaceuticals – 1.1%

AbbVie, Inc.,

3.60%, 5/14/25	155	152

3.20%, 5/14/26	56	54

2.95%, 11/21/26	663	632

4.80%, 3/15/29	500	501

3.20%, 11/21/29	467	430

4.05%, 11/21/39	500	446

4.85%, 6/15/44	950	907

4.25%, 11/21/49	600	521

5.40%, 3/15/54	800	823

Amgen, Inc.,

2.00%, 1/15/32	1,000	810

5.15%, 11/15/41	126	121

5.65%, 3/2/53	1,200	1,225

2.77%, 9/1/53	1,376	853

5.75%, 3/2/63	200	204

Baxalta, Inc.,

4.00%, 6/23/25	225	221

Biogen, Inc.,

4.05%, 9/15/25	55	54

2.25%, 5/1/30	40	34

3.15%, 5/1/50	25	17

3.25%, 2/15/51	387	268

Bristol-Myers Squibb Co.,

3.20%, 6/15/26	132	127

3.90%, 2/20/28	726	705

3.40%, 7/26/29	286	269

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Biotechnology & Pharmaceuticals – 1.1% continued

4.35%, 11/15/47	$1,083	$936

3.70%, 3/15/52	100	77

5.55%, 2/22/54	800	826

6.40%, 11/15/63	300	343

Eli Lilly & Co.,

5.00%, 2/9/54	500	498

4.95%, 2/27/63	400	389

Gilead Sciences, Inc.,

3.65%, 3/1/26	2,000	1,949

1.20%, 10/1/27	1,050	930

1.65%, 10/1/30	100	82

2.60%, 10/1/40	300	212

4.80%, 4/1/44	185	172

4.50%, 2/1/45	150	133

4.75%, 3/1/46	168	154

4.15%, 3/1/47	60	51

2.80%, 10/1/50	42	27

Johnson & Johnson,

4.38%, 12/5/33	332	331

3.55%, 3/1/36	100	89

5.95%, 8/15/37	32	36

3.70%, 3/1/46	770	644

2.45%, 9/1/60	300	179

Merck & Co., Inc.,

1.70%, 6/10/27	263	240

1.90%, 12/10/28	279	248

3.40%, 3/7/29	389	368

2.15%, 12/10/31	688	576

3.60%, 9/15/42	25	20

3.70%, 2/10/45	60	49

2.45%, 6/24/50	1,000	621

5.15%, 5/17/63	200	198

Mylan, Inc.,

4.55%, 4/15/28	171	165

5.40%, 11/29/43	585	512

Pfizer Investment Enterprises Pte. Ltd.,

4.75%, 5/19/33	1,000	985

5.30%, 5/19/53	800	797

Pfizer, Inc.,

3.45%, 3/15/29	24	23

2.63%, 4/1/30	1,000	891

7.20%, 3/15/39	311	376

5.60%, 9/15/40	194	202

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  73  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Biotechnology & Pharmaceuticals – 1.1% continued

4.30%, 6/15/43	$100	$89

4.13%, 12/15/46	262	224

Pharmacia LLC,

6.60%, 12/1/28	125	134

Regeneron Pharmaceuticals, Inc.,

1.75%, 9/15/30	300	246

Royalty Pharma PLC,

3.55%, 9/2/50	500	345

Sanofi S.A.,

3.63%, 6/19/28	250	242

Shire Acquisitions Investments Ireland DAC,

3.20%, 9/23/26	225	215

Utah Acquisition Sub, Inc.,

3.95%, 6/15/26	114	110

Wyeth LLC,

5.95%, 4/1/37	725	783

Zoetis, Inc.,

3.95%, 9/12/47	450	365

4.45%, 8/20/48	40	35

		26,491

Cable & Satellite – 0.6%

Charter Communications Operating LLC/Charter Communications Operating Capital,

6.15%, 11/10/26	1,000	1,008

3.75%, 2/15/28	1,451	1,345

2.25%, 1/15/29	484	412

2.80%, 4/1/31	1,100	900

5.75%, 4/1/48	520	439

3.90%, 6/1/52	1,000	637

Comcast Corp.,

4.55%, 1/15/29	3,700	3,672

3.40%, 4/1/30	1,370	1,269

4.25%, 1/15/33	775	734

7.05%, 3/15/33	140	159

2.89%, 11/1/51	544	354

5.35%, 5/15/53	700	695

2.99%, 11/1/63	500	308

5.50%, 5/15/64	450	451

TCI Communications, Inc.,

7.88%, 2/15/26	755	792

Time Warner Cable LLC,

6.55%, 5/1/37	68	64

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Cable & Satellite – 0.6% continued

7.30%, 7/1/38	$705	$714

6.75%, 6/15/39	130	124

		14,077

Chemicals – 0.3%

Air Products and Chemicals, Inc.,

2.80%, 5/15/50	300	201

Albemarle Corp.,

4.65%, 6/1/27	300	295

Celanese U.S. Holdings LLC,

6.17%, 7/15/27	700	713

Dow Chemical (The) Co.,

4.25%, 10/1/34	470	433

9.40%, 5/15/39	174	234

5.25%, 11/15/41	400	381

DuPont de Nemours, Inc.,

5.42%, 11/15/48	500	500

Eastman Chemical Co.,

4.80%, 9/1/42	200	176

4.65%, 10/15/44	100	85

Ecolab, Inc.,

2.75%, 8/18/55	500	318

FMC Corp.,

6.38%, 5/18/53	200	199

International Flavors & Fragrances, Inc.,

5.00%, 9/26/48	67	57

Linde, Inc.,

2.00%, 8/10/50	200	113

Lubrizol (The) Corp.,

6.50%, 10/1/34	50	57

LYB International Finance B.V.,

5.25%, 7/15/43	565	528

LYB International Finance III LLC,

4.20%, 5/1/50	35	27

Mosaic (The) Co.,

5.45%, 11/15/33	250	250

NewMarket Corp.,

2.70%, 3/18/31	100	84

RPM International, Inc.,

3.75%, 3/15/27	100	96

Sherwin-Williams (The) Co.,

3.45%, 6/1/27	205	196

2.95%, 8/15/29	167	151

2.30%, 5/15/30	153	132

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  74  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Chemicals – 0.3% continued

2.20%, 3/15/32	$475	$387

4.55%, 8/1/45	30	26

Westlake Corp.,

3.60%, 8/15/26	701	674

3.38%, 6/15/30	249	224

		6,537

Commercial Support Services – 0.1%

Block Financial LLC,

3.88%, 8/15/30	200	182

Republic Services, Inc.,

3.38%, 11/15/27	296	281

3.95%, 5/15/28	432	418

2.30%, 3/1/30	118	102

Waste Connections, Inc.,

2.95%, 1/15/52	300	201

Waste Management, Inc.,

2.50%, 11/15/50	500	312

		1,496

Construction Materials – 0.1%

Carlisle Cos., Inc.,

2.75%, 3/1/30	500	440

Martin Marietta Materials, Inc.,

3.45%, 6/1/27	500	479

Owens Corning,

3.40%, 8/15/26	400	383

3.88%, 6/1/30	500	467

Vulcan Materials Co.,

3.50%, 6/1/30	200	183

		1,952

Consumer Services – 0.1%

California Institute of Technology,

4.70%, 11/1/11 (4)	110	99

Duke University,

2.68%, 10/1/44	200	147

Emory University,

2.97%, 9/1/50	500	351

Johns Hopkins University,

4.08%, 7/1/53	100	87

Massachusetts Institute of Technology,

5.60%, 7/1/11 (4)	190	208

4.68%, 7/1/14 (5)	15	14

3.89%, 7/1/16 (6)	300	228

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Consumer Services – 0.1% continued

Northwestern University,

4.64%, 12/1/44	$50	$48

President and Fellows of Harvard College,

2.52%, 10/15/50	300	198

Trustees of the University of Pennsylvania (The),

4.67%, 9/1/12 (7)	100	94

University of Southern California,

2.81%, 10/1/50	500	347

		1,821

Containers & Packaging – 0.1%

Amcor Finance U.S.A., Inc.,

3.63%, 4/28/26	300	289

International Paper Co.,

6.00%, 11/15/41	480	498

Packaging Corp. of America,

3.05%, 10/1/51	200	136

Sonoco Products Co.,

2.85%, 2/1/32	500	425

WestRock MWV LLC,

7.95%, 2/15/31	100	114

WRKCo, Inc.,

4.90%, 3/15/29	350	347

		1,809

Diversified Industrials – 0.2%

3M Co.,

2.25%, 9/19/26	165	154

3.05%, 4/15/30	1,500	1,347

Dover Corp.,

2.95%, 11/4/29	10	9

Emerson Electric Co.,

2.80%, 12/21/51	500	327

GE Capital Funding LLC,

4.55%, 5/15/32	540	524

Honeywell International, Inc.,

2.50%, 11/1/26	461	436

1.10%, 3/1/27	182	165

2.70%, 8/15/29	137	124

3.81%, 11/21/47	425	344

Illinois Tool Works, Inc.,

3.90%, 9/1/42	300	259

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  75  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Diversified Industrials – 0.2% continued

Parker-Hannifin Corp.,

4.20%, 11/21/34	$200	$185

4.45%, 11/21/44	300	263

		4,137

E-Commerce Discretionary – 0.2%

Amazon.com, Inc.,

4.60%, 12/1/25	1,500	1,494

5.20%, 12/3/25	103	104

1.20%, 6/3/27	544	489

1.65%, 5/12/28	533	476

3.88%, 8/22/37	150	136

2.88%, 5/12/41	1,199	914

4.95%, 12/5/44	156	156

3.10%, 5/12/51	1,000	716

4.25%, 8/22/57	500	436

eBay, Inc.,

1.40%, 5/10/26	24	22

2.60%, 5/10/31	167	144

4.00%, 7/15/42	235	192

		5,279

Electric & Gas Marketing & Trading – 0.0%

Evergy Metro, Inc.,

5.30%, 10/1/41	50	48

4.20%, 3/15/48	300	247

Southern Power Co.,

5.25%, 7/15/43	60	57

		352

Electric Utilities – 1.8%

AEP Transmission Co. LLC,

4.00%, 12/1/46	200	165

3.65%, 4/1/50	500	378

AES (The) Corp.,

5.45%, 6/1/28	350	349

Alabama Power Co.,

3.85%, 12/1/42	60	49

4.30%, 7/15/48	300	256

Ameren Illinois Co.,

3.85%, 9/1/32	700	641

Appalachian Power Co.,

7.00%, 4/1/38	75	84

Arizona Public Service Co.,

3.15%, 5/15/25	500	487

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.8% continued

4.50%, 4/1/42	$230	$198

4.20%, 8/15/48	250	199

Avangrid, Inc.,

3.80%, 6/1/29	200	188

Avista Corp.,

4.00%, 4/1/52	100	77

Baltimore Gas and Electric Co.,

2.40%, 8/15/26	130	123

3.75%, 8/15/47	475	369

5.40%, 6/1/53	200	199

Berkshire Hathaway Energy Co.,

5.15%, 11/15/43	300	293

Black Hills Corp.,

2.50%, 6/15/30	500	419

CenterPoint Energy Houston Electric LLC,

2.40%, 9/1/26	50	47

3.00%, 2/1/27	150	143

3.55%, 8/1/42	40	32

4.25%, 2/1/49	500	423

Cleco Corporate Holdings LLC,

4.97%, 5/1/46	200	167

CMS Energy Corp.,

3.00%, 5/15/26	40	38

3.45%, 8/15/27	500	475

4.88%, 3/1/44	500	465

Commonwealth Edison Co.,

6.45%, 1/15/38	200	220

3.80%, 10/1/42	90	73

4.60%, 8/15/43	100	90

Connecticut Light and Power (The) Co.,

4.00%, 4/1/48	250	205

5.25%, 1/15/53	500	497

Consolidated Edison Co. of New York, Inc.,

5.30%, 3/1/35	150	151

5.85%, 3/15/36	100	105

6.75%, 4/1/38	100	113

5.50%, 12/1/39	85	86

3.95%, 3/1/43	120	100

4.45%, 3/15/44	100	88

3.85%, 6/15/46	100	80

4.65%, 12/1/48	300	266

6.15%, 11/15/52	500	550

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  76  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.8% continued

Constellation Energy Generation LLC,

5.75%, 10/1/41	$430	$429

Consumers 2023 Securitization Funding LLC,

5.21%, 9/1/30	100	101

Dominion Energy South Carolina, Inc.,

6.05%, 1/15/38	265	281

5.10%, 6/1/65	50	47

Dominion Energy, Inc.,

4.25%, 6/1/28	500	485

5.25%, 8/1/33	250	247

5.95%, 6/15/35	750	773

7.00%, 6/15/38	20	22

3.30%, 4/15/41	300	225

4.90%, 8/1/41	35	32

4.05%, 9/15/42	100	81

DTE Electric Co.,

4.05%, 5/15/48	800	657

Duke Energy Carolinas LLC,

6.45%, 10/15/32	106	115

6.10%, 6/1/37	150	158

3.75%, 6/1/45	350	273

Duke Energy Corp.,

2.65%, 9/1/26	449	424

4.50%, 8/15/32	751	713

3.75%, 9/1/46	120	91

Duke Energy Florida LLC,

6.35%, 9/15/37	340	367

3.40%, 10/1/46	290	213

Duke Energy Indiana LLC,

6.12%, 10/15/35	500	531

6.35%, 8/15/38	25	27

4.90%, 7/15/43	1,000	934

Duke Energy Progress NC Storm Funding LLC,

2.39%, 7/1/37	100	81

Entergy Louisiana LLC,

3.05%, 6/1/31	950	832

4.75%, 9/15/52	300	267

Entergy Texas, Inc.,

4.50%, 3/30/39	250	226

Evergy Kansas Central, Inc.,

4.13%, 3/1/42	275	233

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.8% continued

Eversource Energy,

1.65%, 8/15/30	$165	$133

Exelon Corp.,

5.63%, 6/15/35	75	76

4.70%, 4/15/50	100	88

4.10%, 3/15/52	950	757

Florida Power & Light Co.,

5.65%, 2/1/37	335	349

5.95%, 2/1/38	150	162

5.96%, 4/1/39	250	272

5.69%, 3/1/40	30	31

4.13%, 2/1/42	250	217

4.05%, 6/1/42	100	87

Georgia Power Co.,

4.30%, 3/15/42	60	52

4.30%, 3/15/43	100	85

Idaho Power Co.,

5.50%, 3/15/53	100	99

Indiana Michigan Power Co.,

6.05%, 3/15/37	200	209

5.63%, 4/1/53	500	506

Interstate Power and Light Co.,

3.10%, 11/30/51	500	327

ITC Holdings Corp.,

3.35%, 11/15/27	200	189

MidAmerican Energy Co.,

4.80%, 9/15/43	100	94

4.40%, 10/15/44	150	131

3.65%, 8/1/48	300	230

3.15%, 4/15/50	200	139

National Grid U.S.A.,

5.80%, 4/1/35	425	424

National Rural Utilities Cooperative Finance Corp.,

8.00%, 3/1/32	50	58

4.30%, 3/15/49	125	106

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.53%), 7.13%, 9/15/53 (3)	400	415

Nevada Power Co.,

6.65%, 4/1/36	100	109

5.90%, 5/1/53	600	626

NextEra Energy Capital Holdings, Inc.,

2.25%, 6/1/30	1,561	1,329

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  77  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.8% continued

2.44%, 1/15/32	$439	$363

Northern States Power Co.,

4.13%, 5/15/44	200	168

Oglethorpe Power Corp.,

5.38%, 11/1/40	150	142

4.50%, 4/1/47	300	250

Oklahoma Gas and Electric Co.,

4.15%, 4/1/47	200	162

Oncor Electric Delivery Co. LLC,

7.50%, 9/1/38	145	174

4.10%, 11/15/48	300	247

4.60%, 6/1/52	500	440

Pacific Gas and Electric Co.,

4.55%, 7/1/30	1,909	1,815

5.90%, 6/15/32	1,091	1,110

4.50%, 7/1/40	500	428

PacifiCorp,

6.10%, 8/1/36	200	208

6.25%, 10/15/37	275	290

4.13%, 1/15/49	50	39

PG&E Energy Recovery Funding LLC,

2.82%, 7/15/46	50	36

PG&E Recovery Funding LLC,

5.05%, 7/15/32	23	23

5.26%, 1/15/38	25	25

5.54%, 7/15/47	50	52

PG&E Wildfire Recovery Funding LLC,

3.59%, 6/1/30	37	35

4.02%, 6/1/31	71	69

4.72%, 6/1/37	100	97

4.45%, 12/1/47	135	122

5.21%, 12/1/47	100	99

4.67%, 12/1/51	100	93

5.10%, 6/1/52	100	99

PPL Electric Utilities Corp.,

6.25%, 5/15/39	275	300

4.13%, 6/15/44	100	85

4.15%, 6/15/48	300	254

Public Service Co. of Colorado,

4.10%, 6/1/32	500	466

4.10%, 6/15/48	300	237

Public Service Electric and Gas Co.,

3.00%, 5/15/25	500	488

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.8% continued

3.95%, 5/1/42	$50	$42

3.65%, 9/1/42	30	24

4.05%, 5/1/48	300	253

3.00%, 3/1/51	500	342

Puget Energy, Inc.,

3.65%, 5/15/25	500	488

Puget Sound Energy, Inc.,

6.27%, 3/15/37	75	79

5.64%, 4/15/41	340	342

San Diego Gas & Electric Co.,

4.50%, 8/15/40	150	135

5.35%, 4/1/53	300	296

SCE Recovery Funding LLC,

5.11%, 12/15/47	100	98

Sempra,

3.25%, 6/15/27	150	141

6.00%, 10/15/39	250	255

Southern (The) Co.,

3.70%, 4/30/30	900	835

4.40%, 7/1/46	1,000	862

Southern California Edison Co.,

6.00%, 1/15/34	100	106

5.35%, 7/15/35	586	586

5.55%, 1/15/37	275	277

5.95%, 2/1/38	710	734

6.05%, 3/15/39	50	52

5.50%, 3/15/40	150	149

3.90%, 3/15/43	150	121

4.13%, 3/1/48	90	73

Southwestern Electric Power Co.,

4.10%, 9/15/28	250	240

3.90%, 4/1/45	170	131

Tampa Electric Co.,

4.10%, 6/15/42	50	42

4.30%, 6/15/48	300	251

Tucson Electric Power Co.,

5.50%, 4/15/53	300	297

Union Electric Co.,

3.90%, 9/15/42	50	41

4.00%, 4/1/48	250	200

Virginia Electric and Power Co.,

6.00%, 5/15/37	15	16

6.35%, 11/30/37	40	43

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  78  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electric Utilities – 1.8% continued

8.88%, 11/15/38	$100	$134

4.65%, 8/15/43	150	135

4.45%, 2/15/44	75	66

3.80%, 9/15/47	125	97

Virginia Power Fuel Securitization LLC,

4.88%, 5/1/31	100	100

Wisconsin Electric Power Co.,

4.30%, 10/15/48	300	255

Wisconsin Public Service Corp.,

4.75%, 11/1/44	100	90

3.30%, 9/1/49	150	106

Xcel Energy, Inc.,

4.60%, 6/1/32	1,000	942

6.50%, 7/1/36	100	107

		43,052

Electrical Equipment – 0.1%

Amphenol Corp.,

4.75%, 3/30/26	500	496

Carrier Global Corp.,

2.72%, 2/15/30	1,000	884

Fortive Corp.,

4.30%, 6/15/46	105	88

Johnson Controls International PLC,

5.13%, 9/14/45	21	20

4.95%, 7/2/64	110	99

Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A.,

4.90%, 12/1/32	500	492

Lennox International, Inc.,

5.50%, 9/15/28	200	203

Otis Worldwide Corp.,

3.36%, 2/15/50	300	218

Rockwell Automation, Inc.,

4.20%, 3/1/49	100	86

2.80%, 8/15/61	200	121

Trane Technologies Financing Ltd.,

3.50%, 3/21/26	250	242

4.65%, 11/1/44	35	32

Trane Technologies Global Holding Co. Ltd.,

5.75%, 6/15/43	150	156

Trimble, Inc.,

6.10%, 3/15/33	200	209

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Electrical Equipment – 0.1% continued

Tyco Electronics Group S.A.,

7.13%, 10/1/37	$50	$58

		3,404

Entertainment Content – 0.3%

Discovery Communications LLC,

4.90%, 3/11/26	45	45

4.13%, 5/15/29	467	438

Electronic Arts, Inc.,

1.85%, 2/15/31	300	246

Fox Corp.,

5.58%, 1/25/49	300	280

Paramount Global,

4.20%, 5/19/32	1,000	832

5.85%, 9/1/43	197	160

5.25%, 4/1/44	30	22

Take-Two Interactive Software, Inc.,

4.95%, 3/28/28	400	399

Walt Disney (The) Co.,

3.70%, 3/23/27	297	289

6.40%, 12/15/35	31	35

4.13%, 12/1/41	105	92

4.95%, 10/15/45	1,200	1,144

3.60%, 1/13/51	604	468

Warnermedia Holdings, Inc.,

4.28%, 3/15/32	1,000	893

5.14%, 3/15/52	800	664

5.39%, 3/15/62	700	582

		6,589

Food – 0.3%

Campbell Soup Co.,

3.13%, 4/24/50	350	234

Conagra Brands, Inc.,

1.38%, 11/1/27	85	74

7.00%, 10/1/28	200	215

4.85%, 11/1/28	100	99

5.30%, 11/1/38	500	476

General Mills, Inc.,

2.88%, 4/15/30	218	194

2.25%, 10/14/31	432	358

Hershey (The) Co.,

2.30%, 8/15/26	365	344

4.25%, 5/4/28	200	198

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT 79 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Food – 0.3% continued

Hormel Foods Corp.,

1.70%, 6/3/28	$500	$443

3.05%, 6/3/51	100	69

Ingredion, Inc.,

3.20%, 10/1/26	250	238

J.M. Smucker (The) Co.,

4.38%, 3/15/45	250	215

6.50%, 11/15/53	300	333

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS Luxembourg S.a.r.l,

7.25%, 11/15/53 (8)	400	428

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

3.63%, 1/15/32	1,000	856

Kellanova,

5.25%, 3/1/33	500	502

Kraft Heinz Foods Co.,

3.88%, 5/15/27	400	388

4.88%, 10/1/49	800	725

McCormick & Co., Inc.,

4.95%, 4/15/33	200	198

Mondelez International, Inc.,

3.00%, 3/17/32	500	434

Pilgrim’s Pride Corp.,

6.88%, 5/15/34	350	373

Tyson Foods, Inc.,

5.10%, 9/28/48	500	451

		7,845

Forestry, Paper & Wood Products – 0.0%

Georgia-Pacific LLC,

7.75%, 11/15/29	500	570

Gas & Water Utilities – 0.1%

American Water Capital Corp.,

2.95%, 9/1/27	1,000	936

6.59%, 10/15/37	105	119

4.30%, 12/1/42	75	66

3.45%, 5/1/50	12	9

3.25%, 6/1/51	58	42

Atmos Energy Corp.,

4.15%, 1/15/43	250	219

4.13%, 10/15/44	75	65

CenterPoint Energy Resources Corp.,

5.85%, 1/15/41	50	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Gas & Water Utilities – 0.1% continued

NiSource, Inc.,

4.80%, 2/15/44	$580	$517

ONE Gas, Inc.,

4.25%, 9/1/32	150	144

Piedmont Natural Gas Co., Inc.,

5.05%, 5/15/52	200	183

Southern California Gas Co.,

3.75%, 9/15/42	250	200

4.30%, 1/15/49	125	104

Southern Co. Gas Capital Corp.,

5.88%, 3/15/41	300	303

Southwest Gas Corp.,

3.80%, 9/29/46	250	185

Washington Gas Light Co.,

3.65%, 9/15/49	100	74

		3,218

Health Care Facilities & Services – 0.9%

Advocate Health & Hospitals Corp.,

3.01%, 6/15/50	265	185

Aetna, Inc.,

6.63%, 6/15/36	40	44

6.75%, 12/15/37	150	167

4.50%, 5/15/42	100	87

3.88%, 8/15/47	143	109

AHS Hospital Corp.,

5.02%, 7/1/45	100	97

Ascension Health,

2.53%, 11/15/29	750	669

Cardinal Health, Inc.,

3.75%, 9/15/25	250	244

4.50%, 11/15/44	200	172

Cencora, Inc.,

4.25%, 3/1/45	60	53

4.30%, 12/15/47	100	87

Centene Corp.,

2.63%, 8/1/31	1,000	821

Cigna Group (The),

2.38%, 3/15/31	845	712

4.80%, 7/15/46	880	799

3.40%, 3/15/50	362	258

CommonSpirit Health,

3.82%, 10/1/49	200	156

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  80  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Health Care Facilities & Services – 0.9% continued

CVS Health Corp.,

1.30%, 8/21/27	$39	$35

4.30%, 3/25/28	234	229

3.25%, 8/15/29	591	542

3.75%, 4/1/30	386	360

4.78%, 3/25/38	130	120

4.13%, 4/1/40	40	34

5.30%, 12/5/43	350	331

5.13%, 7/20/45	686	633

5.05%, 3/25/48	319	290

6.00%, 6/1/63	700	722

Dignity Health,

5.27%, 11/1/64	200	190

Elevance Health, Inc.,

3.65%, 12/1/27	563	539

4.10%, 3/1/28	245	238

6.38%, 6/15/37	500	545

4.63%, 5/15/42	525	478

3.60%, 3/15/51	300	225

HCA, Inc.,

4.50%, 2/15/27	1,426	1,399

5.63%, 9/1/28	236	239

5.50%, 6/1/33	500	502

5.50%, 6/15/47	330	314

5.25%, 6/15/49	170	155

4.63%, 3/15/52	250	209

6.00%, 4/1/54	300	305

Humana, Inc.,

5.75%, 12/1/28	500	513

3.13%, 8/15/29	85	77

5.50%, 3/15/53	300	292

Kaiser Foundation Hospitals,

3.27%, 11/1/49	500	368

Laboratory Corp. of America Holdings,

4.70%, 2/1/45	300	271

Memorial Sloan-Kettering Cancer Center,

4.13%, 7/1/52	100	85

Novant Health, Inc.,

3.32%, 11/1/61	120	80

NYU Langone Hospitals,

4.37%, 7/1/47	200	179

Quest Diagnostics, Inc.,

3.45%, 6/1/26	56	54

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Health Care Facilities & Services – 0.9% continued

4.20%, 6/30/29	$59	$57

6.40%, 11/30/33	400	433

Sutter Health,

4.09%, 8/15/48	500	424

UnitedHealth Group, Inc.,

3.75%, 7/15/25	188	185

3.45%, 1/15/27	300	290

3.70%, 5/15/27	55	53

3.88%, 12/15/28	218	210

4.25%, 1/15/29	500	490

4.00%, 5/15/29	600	580

2.00%, 5/15/30	216	184

2.30%, 5/15/31	200	170

5.80%, 3/15/36	250	268

6.63%, 11/15/37	640	727

6.88%, 2/15/38	170	200

4.38%, 3/15/42	219	199

4.75%, 7/15/45	281	264

5.05%, 4/15/53	750	730

3.13%, 5/15/60	1,000	659

		21,336

Home & Office Products – 0.0%

Leggett & Platt, Inc.,

3.50%, 11/15/27	818	766

Whirlpool Corp.,

3.70%, 5/1/25	250	245

4.50%, 6/1/46	60	49

		1,060

Home Construction – 0.1%

D.R. Horton, Inc.,

2.60%, 10/15/25	510	489

Fortune Brands Innovations, Inc.,

4.50%, 3/25/52	250	205

Masco Corp.,

1.50%, 2/15/28	500	438

NVR, Inc.,

3.00%, 5/15/30	100	89

Toll Brothers Finance Corp.,

3.80%, 11/1/29	150	140

		1,361

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  81  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Household Products – 0.2%

Church & Dwight Co., Inc.,

3.95%, 8/1/47	$100	$81

Colgate-Palmolive Co.,

4.60%, 3/1/33	500	502

Estee Lauder (The) Cos., Inc.,

6.00%, 5/15/37	100	108

4.38%, 6/15/45	150	130

4.15%, 3/15/47	70	59

5.15%, 5/15/53	300	292

Haleon U.S. Capital LLC,

3.63%, 3/24/32	1,000	902

Kenvue, Inc.,

4.90%, 3/22/33	500	500

5.05%, 3/22/53	200	196

Kimberly-Clark Corp.,

6.63%, 8/1/37	350	407

3.20%, 7/30/46	125	93

Procter & Gamble (The) Co.,

3.00%, 3/25/30	794	731

1.20%, 10/29/30	706	579

		4,580

Industrial Support Services – 0.0%

WW Grainger, Inc.,

4.60%, 6/15/45	300	280

Institutional Financial Services – 1.1%

Bank of New York Mellon (The) Corp.,

1.60%, 4/24/25	285	274

3.25%, 5/16/27	500	477

(Variable, CME Term SOFR 3M + 1.33%), 3.44%, 2/7/28 (3)	1,000	959

(Variable, U.S. SOFR + 1.09%), 4.98%, 3/14/30 (3)	500	500

(Variable, U.S. SOFR + 1.51%), 4.71%, 2/1/34 (3)	500	483

CME Group, Inc.,

3.75%, 6/15/28	300	291

5.30%, 9/15/43	45	46

Goldman Sachs Group (The), Inc.,

3.75%, 5/22/25	956	938

3.75%, 2/25/26	1,362	1,330

(Variable, U.S. SOFR + 0.79%), 1.09%, 12/9/26 (3)	46	43

5.95%, 1/15/27	613	626

3.85%, 1/26/27	623	604

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Institutional Financial Services – 1.1% continued

(Variable, U.S. SOFR + 0.80%), 1.43%, 3/9/27 (3)	$348	$322

(Variable, U.S. SOFR + 1.51%), 4.39%, 6/15/27 (3)	299	293

(Variable, U.S. SOFR + 0.82%), 1.54%, 9/10/27 (3)	108	99

(Variable, U.S. SOFR + 0.91%), 1.95%, 10/21/27 (3)	445	409

(Variable, CME Term SOFR 3M + 1.77%), 3.69%, 6/5/28 (3)	579	554

(Variable, CME Term SOFR 3M + 1.42%), 3.81%, 4/23/29 (3)	70	66

(Variable, U.S. SOFR + 1.09%), 1.99%, 1/27/32 (3)	2,000	1,618

(Variable, U.S. SOFR + 1.95%), 6.56%, 10/24/34 (3)	400	437

6.25%, 2/1/41	192	208

(Variable, U.S. SOFR + 1.51%), 3.21%, 4/22/42 (3)	1,108	833

(Variable, U.S. SOFR + 1.63%), 3.44%, 2/24/43 (3)	400	310

4.80%, 7/8/44	350	323

Intercontinental Exchange, Inc.,

5.20%, 6/15/62	750	736

Invesco Finance PLC,

3.75%, 1/15/26	1,000	976

Jefferies Financial Group, Inc.,

2.63%, 10/15/31	400	330

Morgan Stanley,

4.00%, 7/23/25	1,925	1,894

3.88%, 1/27/26	164	160

(Variable, U.S. SOFR + 1.99%), 2.19%, 4/28/26 (3)	167	161

6.25%, 8/9/26	100	102

(Variable, U.S. SOFR + 0.72%), 0.99%, 12/10/26 (3)	57	53

3.63%, 1/20/27	27	26

3.95%, 4/23/27	1,190	1,149

(Variable, U.S. SOFR + 0.88%), 1.59%, 5/4/27 (3)	980	907

(Variable, U.S. SOFR + 0.86%), 1.51%, 7/20/27 (3)	164	151

(Variable, U.S. SOFR + 1.00%), 2.48%, 1/21/28 (3)	590	549

3.59%, 7/22/28 (3)	760	722

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  82  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Institutional Financial Services – 1.1% continued

(Variable, U.S. SOFR + 1.03%), 1.79%, 2/13/32 (3)	$36	$29

(Variable, U.S. SOFR + 1.02%), 1.93%, 4/28/32 (3)	66	53

(Variable, U.S. SOFR + 1.18%), 2.24%, 7/21/32 (3)	29	24

(Variable, U.S. SOFR + 1.88%), 5.42%, 7/21/34 (3)	500	502

(Variable, U.S. SOFR + 1.73%), 5.47%, 1/18/35 (3)	700	707

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.43%), 5.95%, 1/19/38 (3)	1,000	998

(Variable, U.S. SOFR + 1.49%), 3.22%, 4/22/42 (3)	1,031	789

6.38%, 7/24/42	300	339

4.30%, 1/27/45	784	688

Nasdaq, Inc.,

5.95%, 8/15/53	500	528

State Street Corp.,

3.55%, 8/18/25	103	101

(Variable, U.S. SOFR + 1.57%), 4.82%, 1/26/34 (3)	500	487

(Variable, U.S. SOFR + 1.89%), 5.16%, 5/18/34 (3)	400	398

		25,602

Insurance – 0.7%

Aflac, Inc.,

3.60%, 4/1/30	500	465

Allstate (The) Corp.,

4.50%, 6/15/43	45	40

4.20%, 12/15/46	300	249

(Variable, ICE LIBOR USD 3M + 2.12%), 6.50%, 5/15/57 (3)	225	229

American International Group, Inc.,

4.50%, 7/16/44	9	8

4.80%, 7/10/45	6	6

4.38%, 6/30/50	500	434

Aon Corp./Aon Global Holdings PLC,

3.90%, 2/28/52	500	385

Aon North America, Inc.,

5.13%, 3/1/27	2,000	2,011

Arch Capital Group Ltd.,

3.64%, 6/30/50	200	149

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Insurance – 0.7% continued

Arthur J Gallagher & Co.,

5.75%, 3/2/53	$250	$251

Assurant, Inc.,

4.90%, 3/27/28	215	212

Athene Holding Ltd.,

6.65%, 2/1/33	300	318

Berkshire Hathaway Finance Corp.,

1.45%, 10/15/30	522	431

2.88%, 3/15/32	178	158

4.40%, 5/15/42	100	94

4.30%, 5/15/43	440	402

4.25%, 1/15/49	300	268

Berkshire Hathaway, Inc.,

3.13%, 3/15/26	745	721

4.50%, 2/11/43	255	244

Brighthouse Financial, Inc.,

3.85%, 12/22/51	250	164

Brown & Brown, Inc.,

4.95%, 3/17/52	200	176

Chubb (The) Corp.,

6.00%, 5/11/37	50	54

6.50%, 5/15/38	85	96

Chubb INA Holdings LLC,

3.35%, 5/3/26	1,000	966

6.70%, 5/15/36	50	57

4.15%, 3/13/43	100	87

CNA Financial Corp.,

5.50%, 6/15/33	200	203

Corebridge Financial, Inc.,

4.40%, 4/5/52	300	245

Equitable Holdings, Inc.,

5.00%, 4/20/48	300	273

Everest Reinsurance Holdings, Inc.,

3.13%, 10/15/52	200	130

F&G Annuities & Life, Inc.,

7.40%, 1/13/28	100	104

Hanover Insurance Group (The), Inc.,

4.50%, 4/15/26	200	196

Hartford Financial Services Group (The), Inc.,

5.95%, 10/15/36	285	300

Lincoln National Corp.,

3.63%, 12/12/26	148	142

3.80%, 3/1/28	117	112

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  83  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Insurance – 0.7% continued

6.30%, 10/9/37	$100	$103

Loews Corp.,

4.13%, 5/15/43	75	64

Markel Group, Inc.,

3.45%, 5/7/52	300	208

Marsh & McLennan Cos., Inc.,

3.75%, 3/14/26	75	73

2.25%, 11/15/30	255	217

5.88%, 8/1/33	100	106

5.15%, 3/15/34	500	504

5.45%, 3/15/53	200	201

MetLife, Inc.,

6.38%, 6/15/34	485	530

4.13%, 8/13/42	260	221

4.72%, 12/15/44	370	333

Principal Financial Group, Inc.,

4.63%, 9/15/42	40	36

5.50%, 3/15/53	200	197

Progressive (The) Corp.,

2.45%, 1/15/27	250	234

4.20%, 3/15/48	500	434

Prudential Financial, Inc.,

3.00%, 3/10/40	300	228

3.91%, 12/7/47	344	275

3.94%, 12/7/49	335	265

Reinsurance Group of America, Inc.,

6.00%, 9/15/33	200	207

Transatlantic Holdings, Inc.,

8.00%, 11/30/39	70	90

Travelers (The) Cos., Inc.,

6.25%, 6/15/37	375	413

4.00%, 5/30/47	315	262

Unum Group,

4.13%, 6/15/51	200	151

W R Berkley Corp.,

3.55%, 3/30/52	200	139

Willis North America, Inc.,

2.95%, 9/15/29	500	448

		16,319

Internet Media & Services – 0.2%

Alphabet, Inc.,

2.05%, 8/15/50	75	45

2.25%, 8/15/60	600	344

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Internet Media & Services – 0.2% continued

Booking Holdings, Inc.,

4.63%, 4/13/30	$200	$198

Expedia Group, Inc.,

4.63%, 8/1/27	300	294

Meta Platforms, Inc.,

4.60%, 5/15/28	700	700

4.95%, 5/15/33	1,800	1,823

Netflix, Inc.,

6.38%, 5/15/29	600	640

		4,044

Leisure Facilities & Services – 0.1%

Hyatt Hotels Corp.,

5.75%, 1/30/27	300	305

Marriott International, Inc.,

3.13%, 6/15/26	130	124

2.85%, 4/15/31	500	431

McDonald’s Corp.,

4.80%, 8/14/28	700	703

3.63%, 5/1/43	209	166

4.88%, 12/9/45	200	186

4.45%, 3/1/47	350	305

4.45%, 9/1/48	112	99

4.20%, 4/1/50	288	241

Starbucks Corp.,

3.50%, 11/15/50	800	593

		3,153

Leisure Products – 0.0%

Brunswick Corp.,

5.10%, 4/1/52	200	164

Hasbro, Inc.,

3.90%, 11/19/29	110	102

6.35%, 3/15/40	250	257

		523

Machinery – 0.2%

Caterpillar Financial Services Corp.,

1.45%, 5/15/25	115	110

0.90%, 3/2/26	95	88

1.70%, 1/8/27	186	171

3.60%, 8/12/27	500	482

Caterpillar, Inc.,

3.80%, 8/15/42	185	156

4.30%, 5/15/44	235	214

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  84  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Machinery – 0.2% continued

3.25%, 9/19/49	$220	$163

Deere & Co.,

3.75%, 4/15/50	633	525

Eaton Corp.,

3.10%, 9/15/27	250	237

Flowserve Corp.,

2.80%, 1/15/32	100	82

John Deere Capital Corp.,

4.15%, 9/15/27	118	116

3.05%, 1/6/28	132	125

4.95%, 7/14/28	1,000	1,008

Regal Rexnord Corp.,

6.05%, 4/15/28 (8)	500	507

Stanley Black & Decker, Inc.,

2.75%, 11/15/50	300	178

		4,162

Medical Equipment & Devices – 0.3%

Abbott Laboratories,

1.15%, 1/30/28	400	354

4.75%, 11/30/36	353	350

6.15%, 11/30/37	202	226

4.75%, 4/15/43	100	96

Agilent Technologies, Inc.,

2.30%, 3/12/31	300	252

Baxter International, Inc.,

3.50%, 8/15/46	350	255

Becton Dickinson & Co.,

4.69%, 2/13/28	800	792

4.69%, 12/15/44	210	190

Boston Scientific Corp.,

7.38%, 1/15/40	240	283

DH Europe Finance II S.a.r.l.,

2.60%, 11/15/29	1,100	985

GE HealthCare Technologies, Inc.,

5.91%, 11/22/32	1,000	1,051

Medtronic, Inc.,

4.63%, 3/15/45	406	381

Revvity, Inc.,

2.25%, 9/15/31	300	246

Solventum Corp.,

5.90%, 4/30/54 (8)	500	500

Stryker Corp.,

3.50%, 3/15/26	400	388

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Medical Equipment & Devices – 0.3% continued

3.65%, 3/7/28	$152	$146

1.95%, 6/15/30	98	83

4.10%, 4/1/43	50	43

4.38%, 5/15/44	200	177

Thermo Fisher Scientific, Inc.,

5.00%, 12/5/26	500	502

1.75%, 10/15/28	38	34

2.80%, 10/15/41	500	366

Zimmer Biomet Holdings, Inc.,

2.60%, 11/24/31	400	337

		8,037

Metals & Mining – 0.0%

Freeport-McMoRan, Inc.,

4.63%, 8/1/30	500	480

Newmont Corp.,

5.88%, 4/1/35	100	105

4.88%, 3/15/42	150	140

		725

Oil & Gas Producers – 1.6%

Apache Corp.,

5.35%, 7/1/49	300	253

Boardwalk Pipelines L.P.,

4.45%, 7/15/27	150	146

BP Capital Markets America, Inc.,

3.80%, 9/21/25	460	452

3.12%, 5/4/26	397	382

3.02%, 1/16/27	712	680

3.54%, 4/6/27	300	289

4.23%, 11/6/28	428	419

3.63%, 4/6/30	142	134

2.72%, 1/12/32	110	95

4.99%, 4/10/34	500	500

3.38%, 2/8/61	800	555

Cheniere Corpus Christi Holdings LLC,

2.74%, 12/31/39	300	243

Cheniere Energy Partners L.P.,

5.95%, 6/30/33	500	512

Chevron Corp.,

3.33%, 11/17/25	140	137

2.95%, 5/16/26	465	448

Chevron U.S.A., Inc.,

1.02%, 8/12/27	31	28

2.34%, 8/12/50	400	244

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  85  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1 % continued

Oil & Gas Producers – 1.6% continued

ConocoPhillips Co.,

5.05%, 9/15/33	$500	$505

3.76%, 3/15/42	100	83

5.30%, 5/15/53	300	299

4.03%, 3/15/62	405	321

Coterra Energy, Inc.,

4.38%, 3/15/29	200	192

DCP Midstream Operating L.P.,

5.63%, 7/15/27	300	302

Devon Energy Corp.,

5.85%, 12/15/25	660	663

5.25%, 10/15/27	1,000	1,001

Diamondback Energy, Inc.,

6.25%, 3/15/53	300	323

Enbridge Energy Partners L.P.,

7.50%, 4/15/38	50	59

Energy Transfer L.P.,

5.95%, 12/1/25	175	176

3.90%, 7/15/26	98	95

4.40%, 3/15/27	90	88

4.20%, 4/15/27	560	545

5.50%, 6/1/27	266	268

4.95%, 6/15/28	27	27

5.25%, 4/15/29	212	212

4.15%, 9/15/29	183	174

7.50%, 7/1/38	310	357

4.95%, 1/15/43	691	607

5.15%, 2/1/43	309	276

5.30%, 4/1/44	15	14

5.35%, 5/15/45	80	74

6.25%, 4/15/49	400	411

Enterprise Products Operating LLC,

3.95%, 2/15/27	729	712

3.13%, 7/31/29	138	127

6.88%, 3/1/33	50	56

7.55%, 4/15/38	515	617

5.95%, 2/1/41	40	42

4.20%, 1/31/50	1,000	847

EOG Resources, Inc.,

3.15%, 4/1/25	145	142

4.95%, 4/15/50	100	95

EQT Corp.,

5.75%, 2/1/34	300	299

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1 % continued

Oil & Gas Producers – 1.6% continued

Exxon Mobil Corp.,

2.44%, 8/16/29	$580	$521

3.48%, 3/19/30	125	118

2.61%, 10/15/30	1,010	895

3.00%, 8/16/39	200	156

4.33%, 3/19/50	500	442

Hess Corp.,

7.13%, 3/15/33	690	782

HF Sinclair Corp.,

4.50%, 10/1/30	250	234

Kinder Morgan Energy Partners L.P.,

7.30%, 8/15/33	175	197

6.55%, 9/15/40	205	215

7.50%, 11/15/40	305	347

6.38%, 3/1/41	35	36

5.63%, 9/1/41	310	298

5.40%, 9/1/44	250	233

Kinder Morgan, Inc.,

5.45%, 8/1/52	300	283

Marathon Oil Corp.,

6.80%, 3/15/32	175	189

Marathon Petroleum Corp.,

4.70%, 5/1/25	217	215

5.13%, 12/15/26	172	172

3.80%, 4/1/28	38	36

6.50%, 3/1/41	466	507

MPLX L.P.,

2.65%, 8/15/30	355	305

5.20%, 12/1/47	407	376

4.70%, 4/15/48	593	507

Occidental Petroleum Corp.,

6.13%, 1/1/31	1,500	1,553

ONEOK Partners L.P.,

6.65%, 10/1/36	80	86

ONEOK, Inc.,

5.00%, 3/1/26	500	497

4.55%, 7/15/28	23	23

4.35%, 3/15/29	12	12

6.05%, 9/1/33	500	522

5.15%, 10/15/43	20	18

5.20%, 7/15/48	300	276

7.15%, 1/15/51	400	451

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  86  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Oil & Gas Producers – 1.6% continued

Ovintiv, Inc.,

7.10%, 7/15/53	$50	$56

Phillips 66,

4.65%, 11/15/34	395	377

5.88%, 5/1/42	140	147

4.88%, 11/15/44	165	154

Phillips 66 Co.,

3.55%, 10/1/26	470	454

4.90%, 10/1/46	200	183

Pioneer Natural Resources Co.,

5.10%, 3/29/26	1,000	999

Plains All American Pipeline L.P./PAA Finance Corp.,

4.50%, 12/15/26	139	137

3.55%, 12/15/29	1,054	967

3.80%, 9/15/30	137	126

Sabine Pass Liquefaction LLC,

5.00%, 3/15/27	268	267

4.50%, 5/15/30	787	757

Spectra Energy Partners L.P.,

3.38%, 10/15/26	360	345

5.95%, 9/25/43	89	89

4.50%, 3/15/45	110	93

Targa Resources Corp.,

6.13%, 3/15/33	500	522

6.50%, 2/15/53	200	215

Tennessee Gas Pipeline Co. LLC,

7.00%, 3/15/27	408	427

7.00%, 10/15/28	545	583

7.63%, 4/1/37	5	6

Valero Energy Corp.,

7.50%, 4/15/32	765	879

Western Midstream Operating L.P.,

6.15%, 4/1/33	700	718

Williams (The) Cos., Inc.,

3.75%, 6/15/27	548	527

4.65%, 8/15/32	1,100	1,062

5.15%, 3/15/34	500	495

5.80%, 11/15/43	200	198

		36,811

Oil & Gas Services & Equipment – 0.1%

Baker Hughes Holdings LLC,

5.13%, 9/15/40	100	99

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Oil & Gas Services & Equipment – 0.1% continued

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,

2.06%, 12/15/26	$500	$462

4.08%, 12/15/47	110	91

Halliburton Co.,

3.80%, 11/15/25	49	48

2.92%, 3/1/30	500	449

4.85%, 11/15/35	275	267

7.45%, 9/15/39	160	193

4.75%, 8/1/43	15	14

NOV, Inc.,

3.60%, 12/1/29	150	138

Schlumberger Investment S.A.,

4.50%, 5/15/28	500	498

		2,259

Real Estate Investment Trusts – 0.9%

Alexandria Real Estate Equities, Inc.,

2.75%, 12/15/29	2,000	1,754

American Homes 4 Rent L.P.,

4.30%, 4/15/52	200	157

American Tower Corp.,

3.38%, 10/15/26	26	25

3.13%, 1/15/27	128	121

3.60%, 1/15/28	79	75

1.50%, 1/31/28	39	34

3.95%, 3/15/29	134	127

3.80%, 8/15/29	1,519	1,418

5.90%, 11/15/33	300	311

AvalonBay Communities, Inc.,

3.90%, 10/15/46	500	397

Boston Properties L.P.,

2.75%, 10/1/26	30	28

4.50%, 12/1/28	312	297

2.90%, 3/15/30	126	108

6.50%, 1/15/34	500	520

Brixmor Operating Partnership L.P.,

2.50%, 8/16/31	300	246

Camden Property Trust,

5.85%, 11/3/26	500	510

COPT Defense Properties L.P.,

2.90%, 12/1/33	200	157

Crown Castle, Inc.,

3.30%, 7/1/30	500	445

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  87  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Real Estate Investment Trusts – 0.9% continued

5.80%, 3/1/34	$300	$307

5.20%, 2/15/49	350	324

CubeSmart L.P.,

3.13%, 9/1/26	250	237

Digital Realty Trust L.P.,

3.60%, 7/1/29	500	461

EPR Properties,

3.60%, 11/15/31	250	209

Equinix, Inc.,

2.15%, 7/15/30	1,000	829

ERP Operating L.P.,

3.50%, 3/1/28	1,000	948

4.50%, 6/1/45	55	47

Essex Portfolio L.P.,

4.00%, 3/1/29	146	139

3.00%, 1/15/30	154	137

Extra Space Storage L.P.,

5.70%, 4/1/28	700	713

Federal Realty OP L.P.,

5.38%, 5/1/28	250	251

GLP Capital L.P./GLP Financing II, Inc.,

3.25%, 1/15/32	300	253

Healthpeak OP LLC,

3.25%, 7/15/26	353	338

3.50%, 7/15/29	277	256

Host Hotels & Resorts L.P.,

4.00%, 6/15/25	97	95

3.50%, 9/15/30	118	105

Invitation Homes Operating Partnership L.P.,

2.30%, 11/15/28	200	177

Kilroy Realty L.P.,

4.38%, 10/1/25	88	86

4.75%, 12/15/28	112	107

Kimco Realty OP LLC,

4.25%, 4/1/45	559	452

Mid-America Apartments L.P.,

2.88%, 9/15/51	200	128

NNN REIT, Inc.,

3.10%, 4/15/50	500	328

Omega Healthcare Investors, Inc.,

3.25%, 4/15/33	300	243

Piedmont Operating Partnership L.P.,

9.25%, 7/20/28	100	106

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Real Estate Investment Trusts – 0.9% continued

Prologis L.P.,

1.75%, 7/1/30	$200	$166

4.75%, 6/15/33	300	294

5.25%, 6/15/53	300	296

Public Storage Operating Co.,

5.13%, 1/15/29	500	508

2.25%, 11/9/31	200	166

Realty Income Corp.,

3.00%, 1/15/27	56	53

3.40%, 1/15/28	61	58

2.10%, 3/15/28	800	716

3.10%, 12/15/29	123	112

4.90%, 7/15/33	300	290

Regency Centers L.P.,

3.70%, 6/15/30	400	369

Rexford Industrial Realty L.P.,

5.00%, 6/15/28	200	199

Simon Property Group L.P.,

3.30%, 1/15/26	106	102

2.45%, 9/13/29	1,001	880

2.20%, 2/1/31	183	152

6.75%, 2/1/40	242	270

4.25%, 10/1/44	148	123

Store Capital LLC,

2.70%, 12/1/31	200	157

Sun Communities Operating L.P.,

2.30%, 11/1/28	300	262

UDR, Inc.,

2.10%, 6/15/33	300	229

Ventas Realty L.P.,

4.00%, 3/1/28	200	191

5.70%, 9/30/43	100	96

VICI Properties L.P.,

5.63%, 5/15/52	200	185

Welltower OP LLC,

2.05%, 1/15/29	442	385

4.13%, 3/15/29	260	249

3.10%, 1/15/30	218	196

Weyerhaeuser Co.,

4.00%, 3/9/52	200	159

		20,869

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  88  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Real Estate Services – 0.0%

CBRE Services, Inc.,

5.95%, 8/15/34	$300	$308

Retail - Consumer Staples – 0.2%

Costco Wholesale Corp.,

1.75%, 4/20/32	500	405

Dollar General Corp.,

5.50%, 11/1/52	200	190

Dollar Tree, Inc.,

2.65%, 12/1/31	200	167

Kroger (The) Co.,

2.65%, 10/15/26	135	127

6.90%, 4/15/38	100	113

5.40%, 7/15/40	100	98

4.65%, 1/15/48	300	264

Target Corp.,

2.25%, 4/15/25	1,000	971

4.80%, 1/15/53	700	659

Walmart, Inc.,

3.70%, 6/26/28	251	245

1.80%, 9/22/31	2,000	1,663

4.50%, 9/9/52	300	279

4.50%, 4/15/53	300	278

		5,459

Retail - Discretionary – 0.3%

AutoNation, Inc.,

3.85%, 3/1/32	300	267

AutoZone, Inc.,

5.05%, 7/15/26	500	501

3.75%, 4/18/29	121	115

4.00%, 4/15/30	129	122

Dick’s Sporting Goods, Inc.,

4.10%, 1/15/52	200	145

Home Depot (The), Inc.,

2.70%, 4/15/30	66	59

1.88%, 9/15/31	71	58

3.30%, 4/15/40	400	320

5.40%, 9/15/40	680	693

5.95%, 4/1/41	405	436

3.13%, 12/15/49	512	359

3.63%, 4/15/52	643	492

Lowe’s Cos., Inc.,

4.80%, 4/1/26	1,000	994

3.35%, 4/1/27	115	110

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Retail - Discretionary – 0.3% continued

3.65%, 4/5/29	$76	$72

3.75%, 4/1/32	1,000	919

2.80%, 9/15/41	200	142

4.05%, 5/3/47	94	76

3.00%, 10/15/50	906	595

5.85%, 4/1/63	200	207

O’Reilly Automotive, Inc.,

3.90%, 6/1/29	500	479

Ross Stores, Inc.,

1.88%, 4/15/31	200	164

TJX (The) Cos., Inc.,

2.25%, 9/15/26	31	29

1.15%, 5/15/28	74	64

		7,418

Semiconductors – 0.6%

Advanced Micro Devices, Inc.,

4.39%, 6/1/52	150	133

Analog Devices, Inc.,

2.80%, 10/1/41	300	218

Applied Materials, Inc.,

3.90%, 10/1/25	500	492

1.75%, 6/1/30	500	421

5.85%, 6/15/41	100	109

Broadcom Corp./Broadcom Cayman Finance Ltd.,

3.88%, 1/15/27	1,203	1,166

Broadcom, Inc.,

2.45%, 2/15/31(8)	1,024	863

4.15%, 4/15/32(8)	1,500	1,393

4.93%, 5/15/37	400	380

Intel Corp.,

3.70%, 7/29/25	98	96

1.60%, 8/12/28	200	176

2.00%, 8/12/31	50	41

5.20%, 2/10/33	300	304

4.80%, 10/1/41	80	76

3.73%, 12/8/47	741	576

3.25%, 11/15/49	200	141

4.75%, 3/25/50	399	362

5.70%, 2/10/53	700	724

3.10%, 2/15/60	356	226

3.20%, 8/12/61	119	78

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  89  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Semiconductors – 0.6% continued

KLA Corp.,

5.25%, 7/15/62	$350	$347

Lam Research Corp.,

1.90%, 6/15/30	700	592

Marvell Technology, Inc.,

5.75%, 2/15/29	300	307

Micron Technology, Inc.,

5.38%, 4/15/28	1,000	1,010

NVIDIA Corp.,

3.50%, 4/1/50	400	319

QUALCOMM, Inc.,

3.25%, 5/20/27	539	517

4.80%, 5/20/45	795	762

Texas Instruments, Inc.,

2.25%, 9/4/29	500	443

4.90%, 3/14/33	1,000	1,010

		13,282

Software – 0.6%

Adobe, Inc.,

2.15%, 2/1/27	419	391

Autodesk, Inc.,

3.50%, 6/15/27	135	129

Concentrix Corp.,

6.85%, 8/2/33	200	199

Intuit, Inc.,

5.25%, 9/15/26	1,500	1,515

Microsoft Corp.,

2.53%, 6/1/50	150	99

2.50%, 9/15/50(8)	400	258

2.92%, 3/17/52	674	477

2.68%, 6/1/60	523	338

3.04%, 3/17/62	1,178	822

Oracle Corp.,

2.50%, 4/1/25	130	126

2.95%, 5/15/25	135	132

2.65%, 7/15/26	1,441	1,364

2.80%, 4/1/27	7	7

3.25%, 11/15/27	336	316

2.30%, 3/25/28	1,124	1,015

4.50%, 5/6/28	600	591

2.88%, 3/25/31	509	443

3.90%, 5/15/35	336	295

3.80%, 11/15/37	5	4

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Software – 0.6% continued

5.38%, 7/15/40	$590	$572

3.60%, 4/1/50	1,000	722

5.55%, 2/6/53	500	490

4.38%, 5/15/55	25	20

3.85%, 4/1/60	1,000	713

Roper Technologies, Inc.,

1.00%, 9/15/25	1,400	1,317

Salesforce, Inc.,

1.50%, 7/15/28	1,300	1,144

1.95%, 7/15/31	300	249

VMware LLC,

2.20%, 8/15/31	500	407

Workday, Inc.,

3.80%, 4/1/32	300	273

		14,428

Specialty Finance – 0.4%

Air Lease Corp.,

2.88%, 1/15/26	101	97

1.88%, 8/15/26	78	72

3.63%, 12/1/27	163	154

2.10%, 9/1/28	131	115

4.63%, 10/1/28	651	634

3.25%, 10/1/29	500	452

Ally Financial, Inc.,

5.80%, 5/1/25	1,000	998

(Variable, U.S. SOFR + 2.82%), 6.85%, 1/3/30 (3)	1,000	1,030

American Express Co.,

3.13%, 5/20/26	656	631

1.65%, 11/4/26	84	77

5.85%, 11/5/27	500	515

4.05%, 5/3/29	72	70

(Variable, U.S. SOFR Compounded Index + 1.28%), 5.28%, 7/27/29 (3)	400	402

(Variable, U.S. SOFR + 1.93%), 5.63%, 7/28/34 (3)	300	303

Capital One Financial Corp.,

3.75%, 7/28/26	150	144

3.75%, 3/9/27	250	240

3.65%, 5/11/27	144	138

(Variable, U.S. SOFR + 0.86%), 1.88%, 11/2/27 (3)	355	325

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  90  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Specialty Finance – 0.4% continued

(Variable, U.S. SOFR + 2.08%), 5.47%, 2/1/29 (3)	$700	$698

(Variable, U.S. SOFR + 2.64%), 6.31%, 6/8/29 (3)	500	514

(Variable, U.S. SOFR + 2.86%), 6.38%, 6/8/34 (3)	400	415

Fidelity National Financial, Inc.,

3.20%, 9/17/51	200	128

GATX Corp.,

3.50%, 3/15/28	500	471

5.20%, 3/15/44	35	33

Synchrony Financial,

3.95%, 12/1/27	681	637

2.88%, 10/28/31	231	184

		9,477

Steel – 0.0%

Nucor Corp.,

2.98%, 12/15/55	475	307

Steel Dynamics, Inc.,

3.45%, 4/15/30	500	459

		766

Technology Hardware – 0.6%

Apple, Inc.,

1.13%, 5/11/25	107	102

2.05%, 9/11/26	308	289

3.35%, 2/9/27	345	333

3.20%, 5/11/27	201	193

2.90%, 9/12/27	993	940

1.20%, 2/8/28	888	785

4.00%, 5/10/28	500	492

3.25%, 8/8/29	37	35

2.20%, 9/11/29	188	167

1.65%, 5/11/30	1,038	877

1.25%, 8/20/30	632	516

1.70%, 8/5/31	38	31

3.35%, 8/8/32	1,000	919

2.38%, 2/8/41	15	11

3.85%, 5/4/43	305	265

3.45%, 2/9/45	25	20

4.38%, 5/13/45	160	148

4.65%, 2/23/46	206	198

3.85%, 8/4/46	20	17

4.25%, 2/9/47	11	10

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Technology Hardware – 0.6% continued

3.75%, 9/12/47	$8	$7

3.75%, 11/13/47	25	21

2.95%, 9/11/49	700	496

2.65%, 5/11/50	200	133

4.85%, 5/10/53	600	597

Arrow Electronics, Inc.,

3.88%, 1/12/28	250	237

Cisco Systems, Inc.,

5.90%, 2/15/39	400	435

5.50%, 1/15/40	90	94

5.35%, 2/26/64	500	513

Corning, Inc.,

5.35%, 11/15/48	500	485

Dell International LLC/EMC Corp.,

6.02%, 6/15/26	248	251

5.75%, 2/1/33	121	125

8.35%, 7/15/46	223	288

Dell, Inc.,

7.10%, 4/15/28	1,000	1,074

Flex Ltd.,

6.00%, 1/15/28	300	305

Hewlett Packard Enterprise Co.,

1.75%, 4/1/26	160	149

6.35%, 10/15/45	200	214

HP, Inc.,

6.00%, 9/15/41	275	286

Jabil, Inc.,

3.00%, 1/15/31	300	257

Juniper Networks, Inc.,

5.95%, 3/15/41	100	101

Motorola Solutions, Inc.,

5.60%, 6/1/32	400	406

TD SYNNEX Corp.,

2.65%, 8/9/31	150	121

Western Digital Corp.,

3.10%, 2/1/32	250	201

		13,144

Technology Services – 0.5%

Automatic Data Processing, Inc.,

1.70%, 5/15/28	300	269

Equifax, Inc.,

2.35%, 9/15/31	380	314

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  91  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Technology Services – 0.5% continued

Fiserv, Inc.,

3.85%, 6/1/25	$45	$44

5.38%, 8/21/28	500	505

3.50%, 7/1/29	1,165	1,085

Global Payments, Inc.,

4.95%, 8/15/27	1,000	992

IBM International Capital Pte. Ltd.,

5.30%, 2/5/54	300	293

International Business Machines Corp.,

7.00%, 10/30/25	197	203

3.45%, 2/19/26	195	190

1.70%, 5/15/27	401	364

6.50%, 1/15/28	226	241

3.50%, 5/15/29	470	443

1.95%, 5/15/30	797	673

4.00%, 6/20/42	320	271

4.25%, 5/15/49	500	425

Kyndryl Holdings, Inc.,

2.70%, 10/15/28	500	443

Leidos, Inc.,

5.75%, 3/15/33	300	308

Mastercard, Inc.,

3.35%, 3/26/30	200	186

3.80%, 11/21/46	500	416

Moody’s Corp.,

4.25%, 8/8/32	500	476

PayPal Holdings, Inc.,

2.85%, 10/1/29	1,000	905

S&P Global, Inc.,

2.45%, 3/1/27	300	281

2.90%, 3/1/32	300	261

5.25%, 9/15/33(8)	500	511

Verisk Analytics, Inc.,

5.75%, 4/1/33	300	312

Visa, Inc.,

3.15%, 12/14/25	1,250	1,216

4.15%, 12/14/35	100	95

3.65%, 9/15/47	125	101

2.00%, 8/15/50	500	294

		12,117

Telecommunications – 0.9%

AT&T, Inc.,

1.65%, 2/1/28	331	293

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Telecommunications – 0.9% continued

2.75%, 6/1/31	$359	$309

2.25%, 2/1/32	587	478

5.40%, 2/15/34	1,700	1,724

4.50%, 5/15/35	859	803

4.35%, 6/15/45	52	44

4.75%, 5/15/46	68	61

4.50%, 3/9/48	574	489

3.30%, 2/1/52	1,050	728

3.80%, 12/1/57	1,200	870

3.65%, 9/15/59	500	349

3.85%, 6/1/60	148	107

Sprint LLC,

7.63%, 3/1/26	1,000	1,033

T-Mobile U.S.A., Inc.,

4.75%, 2/1/28	1,066	1,052

4.80%, 7/15/28	3,500	3,472

3.88%, 4/15/30	1,258	1,178

4.50%, 4/15/50	1,000	868

6.00%, 6/15/54	200	214

Verizon Communications, Inc.,

2.63%, 8/15/26	66	63

3.00%, 3/22/27	210	199

4.33%, 9/21/28	1,187	1,161

3.15%, 3/22/30	1,352	1,224

1.68%, 10/30/30	818	667

1.75%, 1/20/31	227	185

2.36%, 3/15/32	395	325

3.55%, 3/22/51	900	670

3.88%, 3/1/52	300	236

2.99%, 10/30/56	950	609

3.70%, 3/22/61	1,000	733

		20,144

Tobacco & Cannabis – 0.2%

Altria Group, Inc.,

3.40%, 5/6/30	304	276

2.45%, 2/4/32	441	359

4.25%, 8/9/42	295	242

4.50%, 5/2/43	410	345

5.95%, 2/14/49	517	526

3.70%, 2/4/51	85	60

Philip Morris International, Inc.,

3.38%, 8/11/25	69	67

5.25%, 9/7/28	800	810

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  92  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Tobacco & Cannabis – 0.2% continued

4.88%, 2/13/29	$1,000	$995

1.75%, 11/1/30	181	148

4.13%, 3/4/43	591	489

4.88%, 11/15/43	100	91

		4,408

Transportation & Logistics – 0.5%

American Airlines Pass Through Trust, Series 2021-1, Class A, 2.88%, 7/11/34	460	391

Burlington Northern Santa Fe LLC,

3.65%, 9/1/25	200	196

3.25%, 6/15/27	325	311

6.20%, 8/15/36	455	501

5.15%, 9/1/43	280	276

4.45%, 1/15/53	200	178

5.20%, 4/15/54	400	397

CSX Corp.,

3.35%, 11/1/25	25	24

2.60%, 11/1/26	25	24

6.00%, 10/1/36	100	107

6.15%, 5/1/37	190	208

6.22%, 4/30/40	365	399

5.50%, 4/15/41	50	51

4.75%, 11/15/48	200	184

3.35%, 9/15/49	500	360

FedEx Corp.,

3.40%, 2/15/28	276	262

3.10%, 8/5/29	180	165

4.25%, 5/15/30	95	92

2.40%, 5/15/31	229	194

3.90%, 2/1/35	100	89

4.10%, 4/15/43	50	41

4.10%, 2/1/45	550	446

4.95%, 10/17/48	200	182

JetBlue Pass Through Trust, Series 2020-1, Class A, 4.00%, 11/15/32	160	149

Norfolk Southern Corp.,

3.80%, 8/1/28	100	96

3.95%, 10/1/42	20	17

4.45%, 6/15/45	275	240

3.94%, 11/1/47	524	418

3.16%, 5/15/55	137	91

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Transportation & Logistics – 0.5% continued

5.95%, 3/15/64	$300	$320

Ryder System, Inc.,

3.35%, 9/1/25	500	486

Southwest Airlines Co.,

5.13%, 6/15/27	400	399

Union Pacific Corp.,

3.25%, 8/15/25	15	15

3.00%, 4/15/27	15	14

2.40%, 2/5/30	300	263

3.25%, 2/5/50	1,500	1,095

5.15%, 1/20/63	500	486

United Airlines Pass Through Trust, Series 2019-1, Class AA, 4.15%, 8/25/31	1,056	988

United Parcel Service, Inc.,

5.20%, 4/1/40	30	30

3.63%, 10/1/42	105	86

3.75%, 11/15/47	180	144

4.25%, 3/15/49	73	63

3.40%, 9/1/49	290	219

5.30%, 4/1/50	377	382

		11,079

Transportation Equipment – 0.0%

Cummins, Inc.,

1.50%, 9/1/30	500	409

4.88%, 10/1/43	90	86

PACCAR Financial Corp.,

4.45%, 3/30/26	300	298

Westinghouse Air Brake Technologies Corp.,

4.70%, 9/15/28	250	246

		1,039

Wholesale - Consumer Staples – 0.1%

Archer-Daniels-Midland Co.,

2.50%, 8/11/26	305	288

3.75%, 9/15/47	295	228

Bunge Ltd. Finance Corp.,

3.25%, 8/15/26	615	588

Sysco Corp.,

3.30%, 7/15/26	597	574

3.25%, 7/15/27	523	494

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  93  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 21.1% continued

Wholesale - Consumer Staples – 0.1% continued

5.38%, 9/21/35	$250	$251

4.45%, 3/15/48	300	256

		2,679

Wholesale - Discretionary – 0.0%

LKQ Corp.,

5.75%, 6/15/28	200	204

Total Corporate Bonds

(Cost $534,940)		497,374

FOREIGN ISSUER BONDS – 7. 0%

Asset Management – 0.1%

Brookfield Finance, Inc.,

4.35%, 4/15/30	1,000	955

UBS A.G.,

5.65%, 9/11/28	500	512

UBS Group A.G.,

4.55%, 4/17/26	1,413	1,391

		2,858

Automotive – 0.1%

Honda Motor Co. Ltd.,

2.53%, 3/10/27	1,000	938

Magna International, Inc.,

5.50%, 3/21/33	200	206

Mercedes-Benz Finance North America LLC,

8.50%, 1/18/31	175	213

		1,357

Banking – 1.9%

Australia & New Zealand Banking Group Ltd., 5.09%, 12/8/25	300	300

Banco Bilbao Vizcaya Argentaria S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.70%), 6.14%, 9/14/28 (3)	400	408

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 4.18%, 3/24/28 (3)	200	193

3.31%, 6/27/29	1,400	1,285

6.94%, 11/7/33	400	442

Bank of Montreal,

5.92%, 9/25/25	1,000	1,010

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Banking – 1.9% continued

2.65%, 3/8/27	$1,000	$938

Bank of Nova Scotia (The),

4.75%, 2/2/26	1,000	993

2.70%, 8/3/26	1,000	947

Barclays PLC,

(Variable, U.S. SOFR + 2.71%), 2.85%, 5/7/26 (3)	155	150

5.20%, 5/12/26	345	342

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.05%), 2.28%, 11/24/27 (3)	528	486

4.34%, 1/10/28	161	156

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 3.50%), 7.44%, 11/2/33 (3)	500	556

(Variable, U.S. SOFR + 2.98%), 6.22%, 5/9/34 (3)	1,000	1,032

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.30%), 3.33%, 11/24/42 (3)	586	430

5.25%, 8/17/45	144	138

BPCE S.A.,

3.38%, 12/2/26	250	240

Canadian Imperial Bank of Commerce,

3.45%, 4/7/27	500	478

6.09%, 10/3/33	300	316

Commonwealth Bank of Australia,

5.32%, 3/13/26	300	302

Cooperatieve Rabobank U.A.,

3.38%, 5/21/25	500	491

5.50%, 10/5/26	500	506

5.75%, 12/1/43	250	255

Credit Suisse A.G.,

1.25%, 8/7/26	366	334

7.50%, 2/15/28	500	540

Deutsche Bank A.G.,

(Variable, U.S. SOFR + 3.65%), 7.08%, 2/10/34 (3)	1,100	1,132

HSBC Holdings PLC,

4.30%, 3/8/26	306	300

(Variable, CME Term SOFR 3M + 1.61%), 4.29%, 9/12/26 (3)	909	892

(Variable, U.S. SOFR + 1.57%), 5.89%, 8/14/27 (3)	1,000	1,009

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  94  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Banking – 1.9% continued

(Variable, U.S. SOFR + 1.10%), 2.25%, 11/22/27 (3)	$874	$806

(Variable, CME Term SOFR 3M + 1.81%), 4.04%, 3/13/28 (3)	200	193

(Variable, U.S. SOFR + 1.73%), 2.01%, 9/22/28 (3)	445	399

(Variable, U.S. SOFR + 1.97%), 6.16%, 3/9/29 (3)	1,700	1,747

(Variable, U.S. SOFR + 1.29%), 2.21%, 8/17/29 (3)	150	131

(Variable, U.S. SOFR + 1.95%), 2.36%, 8/18/31 (3)	1,300	1,084

(Variable, U.S. SOFR + 2.87%), 5.40%, 8/11/33 (3)	1,000	998

6.80%, 6/1/38	150	160

5.25%, 3/14/44	200	190

ING Groep N.V.,

(Variable, U.S. SOFR + 2.09%), 6.11%, 9/11/34 (3)	400	415

(Variable, U.S. SOFR + 1.77%), 5.55%, 3/19/35 (3)	300	298

Lloyds Banking Group PLC, 4.58%, 12/10/25	2,095	2,053

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.38%), 5.46%, 1/5/28 (3)	500	500

4.34%, 1/9/48	500	399

Mitsubishi UFJ Financial Group, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.75%), 1.54%, 7/20/27 (3)	934	860

3.29%, 7/25/27	678	644

3.96%, 3/2/28	72	70

3.74%, 3/7/29	1,500	1,427

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.97%), 5.41%, 4/19/34 (3)	300	306

Mizuho Financial Group, Inc.,

(Variable, CME Term SOFR 3M + 1.33%), 2.59%, 5/25/31 (3)	1,000	860

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.80%), 5.75%, 5/27/34 (3)	500	513

National Australia Bank Ltd., 3.38%, 1/14/26	1,000	971

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Banking – 1.9% continued

NatWest Group PLC,

(Variable, ICE LIBOR USD 3M + 1.75%), 4.89%, 5/18/29(3)	$1,000	$979

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 5.78%, 3/1/35(3)	300	304

Royal Bank of Canada,

4.65%, 1/27/26	600	593

3.88%, 5/4/32	1,000	924

Santander UK Group Holdings PLC,

(Variable, U.S. SOFR + 2.60%), 6.53%, 1/10/29(3)	1,000	1,034

Sumitomo Mitsui Banking Corp.,

3.65%, 7/23/25	500	490

Sumitomo Mitsui Financial Group, Inc.,

3.54%, 1/17/28	1,250	1,190

2.13%, 7/8/30	1,000	838

5.78%, 7/13/33	800	834

Toronto-Dominion Bank (The),

1.95%, 1/12/27	2,052	1,898

4.46%, 6/8/32	400	383

Westpac Banking Corp.,

2.85%, 5/13/26	692	663

2.70%, 8/19/26	1,000	951

3.35%, 3/8/27	500	480

5.46%, 11/18/27	500	510

1.95%, 11/20/28	308	272

6.82%, 11/17/33	300	326

		44,294

Beverages – 0.2%

Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc.,

4.70%, 2/1/36	200	194

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,

4.90%, 2/1/46	1,880	1,783

Anheuser-Busch InBev Worldwide, Inc.,

4.75%, 1/23/29	643	643

3.50%, 6/1/30	1,857	1,729

8.00%, 11/15/39	310	392

4.95%, 1/15/42	190	184

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  95  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Beverages – 0.2% continued

Coca-Cola Femsa S.A.B. de C.V.,

1.85%, 9/1/32	$200	$157

Diageo Capital PLC,

5.63%, 10/5/33	500	526

3.88%, 4/29/43	175	150

		5,758

Biotechnology & Pharmaceuticals – 0.2%

Astrazeneca Finance LLC,

1.20%, 5/28/26	38	35

AstraZeneca PLC,

3.13%, 6/12/27	31	30

1.38%, 8/6/30	1,031	842

6.45%, 9/15/37	450	509

4.00%, 9/18/42	250	215

GlaxoSmithKline Capital, Inc.,

3.88%, 5/15/28	300	291

5.38%, 4/15/34	150	160

6.38%, 5/15/38	274	310

Novartis Capital Corp.,

2.00%, 2/14/27	70	65

3.10%, 5/17/27	121	116

2.20%, 8/14/30	1,024	888

3.70%, 9/21/42	36	30

4.40%, 5/6/44	214	197

Takeda Pharmaceutical Co. Ltd.,

3.03%, 7/9/40	500	377

3.18%, 7/9/50	204	143

		4,208

Cable & Satellite – 0.0%

Grupo Televisa S.A.B.,

6.63%, 1/15/40	300	306

Chemicals – 0.0%

Nutrien Ltd.,

4.00%, 12/15/26	180	174

4.13%, 3/15/35	23	21

5.88%, 12/1/36	27	28

5.63%, 12/1/40	250	248

		471

E-Commerce Discretionary – 0.0%

Alibaba Group Holding Ltd.,

3.40%, 12/6/27	161	152

2.13%, 2/9/31	174	145

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

E-Commerce Discretionary – 0.0% continued

4.40%, 12/6/57	$600	$495

JD.com, Inc.,

3.38%, 1/14/30	300	273

		1,065

Electric Utilities – 0.0%

Emera U.S. Finance L.P.,

2.64%, 6/15/31	300	245

Enel Americas S.A.,

4.00%, 10/25/26	200	192

National Grid PLC,

5.60%, 6/12/28	150	153

		590

Forestry, Paper & Wood Products – 0.0%

Suzano Austria GmbH,

3.13%, 1/15/32	400	332

Governmental Banks – 0.5%

Export Development Canada,

3.88%, 2/14/28	500	490

Export-Import Bank of Korea,

2.63%, 5/26/26	1,000	952

2.50%, 6/29/41	500	357

Japan Bank for International Cooperation,

2.75%, 11/16/27	1,373	1,284

4.63%, 7/19/28	200	200

3.50%, 10/31/28	301	287

1.88%, 4/15/31	1,076	903

Korea Development Bank (The),

4.38%, 2/15/33	800	773

Kreditanstalt fuer Wiederaufbau,

0.38%, 7/18/25	1,500	1,415

2.88%, 4/3/28	1,215	1,148

0.00%, 4/18/36(9)	500	292

Landwirtschaftliche Rentenbank,

2.38%, 6/10/25	1,000	970

3.88%, 6/14/28	500	490

Oesterreichische Kontrollbank A.G.,

4.25%, 3/1/28	500	497

Svensk Exportkredit AB,

4.00%, 7/15/25	1,000	986

		11,044

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  96  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7. 0 % continued

Household Products – 0.1%

Unilever Capital Corp.,

2.00%, 7/28/26	$674	$632

2.90%, 5/5/27	326	309

5.90%, 11/15/32	125	135

		1,076

Institutional Financial Services – 0.1%

Nomura Holdings, Inc.,

5.39%, 7/6/27	1,200	1,201

6.07%, 7/12/28	500	515

		1,716

Insurance – 0.0%

Fairfax Financial Holdings Ltd.,

3.38%, 3/3/31	250	217

Manulife Financial Corp.,

3.70%, 3/16/32	300	277

RenaissanceRe Holdings Ltd.,

5.75%, 6/5/33	200	202

XL Group Ltd.,

5.25%, 12/15/43	250	236

		932

Internet Media & Services – 0.0%

Baidu, Inc.,

2.38%, 8/23/31	300	249

Weibo Corp.,

3.38%, 7/8/30	200	174

		423

Leisure Facilities & Services – 0.0%

Sands China Ltd.,

2.55%, 3/8/27	700	634

Medical Equipment & Devices – 0.0%

Koninklijke Philips N.V.,

6.88%, 3/11/38	225	245

5.00%, 3/15/42	100	92

		337

Metals & Mining – 0.1%

Barrick North America Finance LLC,

5.70%, 5/30/41	300	308

BHP Billiton Finance U.S.A. Ltd.,

4.13%, 2/24/42	310	270

5.50%, 9/8/53	300	311

Rio Tinto Alcan, Inc.,

6.13%, 12/15/33	100	107

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7. 0 % continued

Metals & Mining – 0.1% continued

5.75%, 6/1/35	$100	$105

Rio Tinto Finance U.S.A. PLC,

4.75%, 3/22/42	150	142

4.13%, 8/21/42	300	260

Southern Copper Corp.,

3.88%, 4/23/25	100	98

7.50%, 7/27/35	300	347

6.75%, 4/16/40	90	100

Teck Resources Ltd.,

3.90%, 7/15/30	500	461

Vale Overseas Ltd.,

6.13%, 6/12/33	600	606

		3,115

Oil & Gas Producers – 0.4%

BP Capital Markets PLC,

3.28%, 9/19/27	138	131

Canadian Natural Resources Ltd.,

3.85%, 6/1/27	395	381

7.20%, 1/15/32	15	17

6.45%, 6/30/33	135	144

6.75%, 2/1/39	200	217

Cenovus Energy, Inc.,

3.75%, 2/15/52	300	221

Enbridge, Inc.,

6.00%, 11/15/28	1,000	1,040

3.40%, 8/1/51	300	211

Equinor ASA,

1.75%, 1/22/26	48	45

3.00%, 4/6/27	52	49

2.38%, 5/22/30	870	762

4.25%, 11/23/41	350	314

Shell International Finance B.V.,

2.88%, 5/10/26	33	32

2.50%, 9/12/26	1,131	1,072

3.88%, 11/13/28	9	9

2.38%, 11/7/29	287	255

4.13%, 5/11/35	100	94

3.63%, 8/21/42	430	355

4.55%, 8/12/43	60	56

4.38%, 5/11/45	390	349

3.75%, 9/12/46	230	186

3.13%, 11/7/49	290	206

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  97  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Oil & Gas Producers – 0.4% continued

Suncor Energy, Inc.,

7.15%, 2/1/32	$200	$222

5.95%, 12/1/34	50	52

6.80%, 5/15/38	130	141

3.75%, 3/4/51	100	74

TotalEnergies Capital International S.A.,

2.83%, 1/10/30	1,200	1,085

TransCanada PipeLines Ltd.,

4.75%, 5/15/38	100	92

6.10%, 6/1/40	200	206

4.88%, 5/15/48	500	445

		8,463

Regional – 0.2%

Province of Alberta Canada,

4.50%, 1/24/34	500	494

Province of British Columbia Canada,

4.80%, 11/15/28	750	757

7.25%, 9/1/36	175	211

Province of Ontario Canada,

2.50%, 4/27/26	260	248

4.20%, 1/18/29	1,000	988

1.13%, 10/7/30	426	346

2.13%, 1/21/32	60	51

4.50%, 9/8/33	500	495

Province of Quebec Canada,

7.50%, 9/15/29	375	428

		4,018

Retail - Consumer Staples – 0.0%

Koninklijke Ahold Delhaize N.V.,

5.70%, 10/1/40	116	116

Semiconductors – 0.1%

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc.,

3.40%, 5/1/30	1,000	909

TSMC Arizona Corp.,

3.13%, 10/25/41	500	401

		1,310

Sovereign Agencies – 0.0%

Japan International Cooperation Agency,

4.00%, 5/23/28	400	388

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Sovereign Government – 1.0%

Canada Government International Bond,

0.75%, 5/19/26	$2,000	$1,843

Chile Government International Bond,

3.13%, 1/21/26	500	482

2.75%, 1/31/27	1,000	937

3.50%, 1/25/50	210	153

5.33%, 1/5/54	500	480

3.10%, 1/22/61	500	314

Indonesia Government International Bond,

3.50%, 1/11/28	500	474

5.35%, 2/11/49	1,000	1,004

5.65%, 1/11/53	300	314

Israel Government International Bond,

5.38%, 3/12/29	1,000	1,002

4.50%, 1/30/43	200	172

3.88%, 7/3/50	600	442

Korea International Bond,

2.75%, 1/19/27	200	190

3.50%, 9/20/28	500	479

Mexico Government International

Bond,

5.40%, 2/9/28	1,000	1,005

3.25%, 4/16/30	742	661

4.88%, 5/19/33	258	244

3.50%, 2/12/34(10)	—	—

6.35%, 2/9/35	500	516

4.75%, 3/8/44	1,000	834

5.55%, 1/21/45	500	465

4.60%, 1/23/46	500	403

4.35%, 1/15/47	500	389

4.40%, 2/12/52	700	534

6.34%, 5/4/53	500	494

Panama Government International Bond,

3.88%, 3/17/28	565	519

3.16%, 1/23/30	33	28

2.25%, 9/29/32	102	73

6.88%, 1/31/36	500	494

4.50%, 5/15/47	250	176

4.50%, 4/1/56	1,000	666

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  98  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Sovereign Government – 1.0% continued

Peruvian Government International Bond,

6.55%, 3/14/37	$500	$541

3.30%, 3/11/41	500	375

5.63%, 11/18/50	600	597

Philippine Government International Bond,

5.50%, 3/30/26	200	202

7.75%, 1/14/31	500	579

6.38%, 10/23/34	500	551

5.00%, 1/13/37	500	496

3.70%, 2/2/42	500	409

Republic of Italy Government International Bond,

2.88%, 10/17/29	2,000	1,769

5.38%, 6/15/33	175	172

Republic of Poland Government International Bond,

5.50%, 4/4/53	500	498

5.50%, 3/18/54	200	199

Uruguay Government International Bond,

7.63%, 3/21/36	250	302

4.13%, 11/20/45	400	353

5.10%, 6/18/50	750	726

		23,556

Specialty Finance – 0.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

6.50%, 7/15/25	183	185

3.88%, 1/23/28	124	117

5.75%, 6/6/28	300	304

3.30%, 1/30/32	1,000	858

ORIX Corp.,

5.00%, 9/13/27	300	299

		1,763

Steel – 0.0%

ArcelorMittal S.A.,

6.80%, 11/29/32	500	535

Supranationals – 1.4%

African Development Bank,

4.38%, 3/14/28	1,000	997

Asian Development Bank,

2.50%, 11/2/27	500	468

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Supranationals – 1.4% continued

4.50%, 8/25/28	$700	$704

1.88%, 1/24/30	500	436

4.00%, 1/12/33	2,000	1,947

Asian Infrastructure Investment Bank (The),

0.50%, 5/28/25	2,000	1,898

4.13%, 1/18/29	1,000	990

Council of Europe Development Bank,

4.13%, 1/24/29	500	495

European Bank for Reconstruction & Development,

4.38%, 3/9/28	1,000	998

European Investment Bank,

2.13%, 4/13/26	1,500	1,426

3.88%, 3/15/28	1,000	981

4.00%, 2/15/29	1,000	986

3.75%, 2/14/33	1,900	1,822

4.88%, 2/15/36	200	209

Inter-American Development Bank,

2.00%, 6/2/26	803	759

1.13%, 7/20/28	197	172

3.13%, 9/18/28	1,000	950

1.13%, 1/13/31	1,000	813

3.50%, 4/12/33	500	468

3.88%, 10/28/41	200	180

International Bank for Reconstruction & Development,

0.63%, 4/22/25	3,000	2,868

0.38%, 7/28/25	5,000	4,714

2.50%, 7/29/25	500	484

0.50%, 10/28/25	3,000	2,806

4.00%, 7/25/30	500	491

2.50%, 3/29/32	1,000	878

4.75%, 2/15/35	25	26

5.06%, 2/28/39	1,000	989

International Finance Corp.,

3.63%, 9/15/25	1,000	982

Nordic Investment Bank,

4.38%, 3/14/28	700	698

		32,635

Technology Services – 0.0%

Thomson Reuters Corp.,

5.50%, 8/15/35	150	153

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  99  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Telecommunications – 0.3%

America Movil S.A.B. de C.V.,

4.70%, 7/21/32	$300	$290

6.13%, 11/15/37	505	539

Bell Telephone Co. of Canada or Bell Canada,

4.46%, 4/1/48	500	431

British Telecommunications PLC,

5.13%, 12/4/28	200	201

9.63%, 12/15/30	100	123

Deutsche Telekom International Finance B.V.,

8.75%, 6/15/30	400	473

Orange S.A.,

9.00%, 3/1/31	610	740

Rogers Communications, Inc.,

3.63%, 12/15/25	1,000	971

4.50%, 3/15/42	100	87

4.50%, 3/15/43	45	39

5.45%, 10/1/43	49	47

5.00%, 3/15/44	81	74

4.55%, 3/15/52	500	422

Telefonica Emisiones S.A.,

4.10%, 3/8/27	469	456

5.21%, 3/8/47	570	525

TELUS Corp.,

3.40%, 5/13/32	400	351

Vodafone Group PLC,

4.13%, 5/30/25	895	882

7.88%, 2/15/30	15	17

6.15%, 2/27/37	165	177

4.38%, 2/19/43	95	82

5.63%, 2/10/53	600	597

		7,524

Tobacco & Cannabis – 0.1%

BAT Capital Corp.,

4.70%, 4/2/27	141	139

4.91%, 4/2/30	1,104	1,080

4.74%, 3/16/32	136	130

7.08%, 8/2/53	100	108

Reynolds American, Inc.,

7.25%, 6/15/37	250	270

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.0% continued

Tobacco & Cannabis – 0.1% continued

6.15%, 9/15/43	$65	$65

5.85%, 8/15/45	795	738

		2,530

Transportation & Logistics – 0.1%

Canadian National Railway Co.,

2.75%, 3/1/26	250	240

6.90%, 7/15/28	25	27

6.25%, 8/1/34	15	17

6.20%, 6/1/36	40	44

6.38%, 11/15/37	20	22

4.40%, 8/5/52	300	268

Canadian Pacific Railway Co.,

5.95%, 5/15/37	710	741

4.95%, 8/15/45	300	279

		1,638

Total Foreign Issuer Bonds

(Cost $173,948)		165,145

U.S. GOVERNMENT AGENCIES – 27.7% (11)

Fannie Mae – 11.8%

0.50%, 6/17/25	4,000	3,794

2.13%, 4/24/26	1,000	951

1.88%, 9/24/26	1,000	938

7.13%, 1/15/30	1,500	1,716

0.88%, 8/5/30	1,000	810

6.63%, 11/15/30	200	226

5.63%, 7/15/37	500	552

Fannie Mae-Aces, Series 2015-M1, Class A2,

2.53%, 9/25/24	93	92

Fannie Mae-Aces, Series 2015-M11, Class A2,

2.85%, 4/25/25(12)	434	424

Fannie Mae-Aces, Series 2016-M3,

Class A2,

2.70%, 2/25/26	57	55

Fannie Mae-Aces, Series 2016-M4, Class A2,

2.58%, 3/25/26	60	57

Fannie Mae-Aces, Series 2016-M9, Class A2,

2.29%, 6/25/26	94	89

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  100  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Fannie Mae-Aces, Series 2017-M1, Class A2, 2.42%, 10/25/26(12)	$73	$69

Fannie Mae-Aces, Series 2017-M11, Class A2, 2.98%, 8/25/29	120	110

Fannie Mae-Aces, Series 2017-M14, Class A2, 2.81%, 11/25/27(12)	184	172

Fannie Mae-Aces, Series 2017-M4, Class A2, 2.55%, 12/25/26(12)	101	95

Fannie Mae-Aces, Series 2017-M8, Class A2, 3.06%, 5/25/27	231	221

Fannie Mae-Aces, Series 2018-M1, Class A2, 2.99%, 12/25/27(12)	174	164

Fannie Mae-Aces, Series 2018-M10, Class A2, 3.36%, 7/25/28(12)	200	190

Fannie Mae-Aces, Series 2018-M12, Class A2, 3.63%, 8/25/30(12)	110	104

Fannie Mae-Aces, Series 2018-M13, Class A2, 3.74%, 9/25/30(12)	155	148

Fannie Mae-Aces, Series 2018-M2, Class A2, 2.91%, 1/25/28(12)	112	105

Fannie Mae-Aces, Series 2018-M3, Class A2, 3.07%, 2/25/30(12)	82	76

Fannie Mae-Aces, Series 2018-M4, Class A2, 3.06%, 3/25/28(12)	76	71

Fannie Mae-Aces, Series 2018-M8, Class A2, 3.30%, 6/25/28(12)	90	86

Fannie Mae-Aces, Series 2019-M18, Class A2, 2.47%, 8/25/29	190	171

Fannie Mae-Aces, Series 2019-M4, Class A2, 3.61%, 2/25/31	137	128

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Fannie Mae-Aces, Series 2019-M7, Class A2, 3.14%, 4/25/29	$165	$154

Fannie Mae-Aces, Series 2019-M9, Class A2, 2.94%, 6/25/29	166	154

Fannie Mae-Aces, Series 2020-M20, Class A2, 1.44%, 10/25/29	500	419

Fannie Mae-Aces, Series 2020-M42, Class A2, 1.27%, 7/25/30	200	164

Fannie Mae-Aces, Series 2020-M46, Class A2, 1.32%, 5/25/30	500	416

Fannie Mae-Aces, Series 2020-M52, Class A2, 1.32%, 10/25/30(12)	350	290

Fannie Mae-Aces, Series 2021-M11, Class A2, 1.46%, 3/25/31(12)	200	162

Fannie Mae-Aces, Series 2022-M1, Class A2, 1.67%, 10/25/31(12)	200	161

Fannie Mae-Aces, Series 2022-M10, Class A2, 1.94%, 1/25/32(12)	250	205

Fannie Mae-Aces, Series 2023-M1S, Class A2, 4.51%, 4/25/33(12)	350	346

Fannie Mae-Aces, Series 2023-M6, Class A2, 4.19%, 7/25/28(12)	260	254

Pool #256925,

6.00%, 10/1/37	5	5

Pool #256959,

6.00%, 11/1/37	32	34

Pool #257042,

6.50%, 1/1/38	69	73

Pool #257237,

4.50%, 6/1/28	6	5

Pool #707791,

5.00%, 6/1/33	32	32

Pool #725425,

5.50%, 4/1/34	14	14

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  101  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #730811,

4.50%, 8/1/33	$22	$21

Pool #735222,

5.00%, 2/1/35	8	8

Pool #735358,

5.50%, 2/1/35	33	33

Pool #735502,

6.00%, 4/1/35	5	5

Pool #737853,

5.00%, 9/1/33	71	70

Pool #745336,

5.00%, 3/1/36	170	171

Pool #745418,

5.50%, 4/1/36	12	13

Pool #745754,

5.00%, 9/1/34	127	127

Pool #745826,

6.00%, 7/1/36	48	50

Pool #747383,

5.50%, 10/1/33	41	41

Pool #755632,

5.00%, 4/1/34	23	23

Pool #772730,

5.00%, 4/1/34	24	24

Pool #790406,

6.00%, 9/1/34	18	18

Pool #793666,

5.50%, 9/1/34	14	14

Pool #796250,

5.50%, 11/1/34	15	15

Pool #800471,

5.50%, 10/1/34	29	29

Pool #817795,

6.00%, 8/1/36	7	7

Pool #826057,

5.00%, 7/1/35	24	25

Pool #826585,

5.00%, 8/1/35	36	37

Pool #828523,

5.00%, 7/1/35	17	17

Pool #831676,

6.50%, 8/1/36	4	4

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #833067,

5.50%, 9/1/35	$60	$61

Pool #833163,

5.00%, 9/1/35	27	27

Pool #845425,

6.00%, 2/1/36	7	8

Pool #868435,

6.00%, 4/1/36	57	59

Pool #869710,

6.00%, 4/1/36	14	14

Pool #871135,

6.00%, 1/1/37	16	17

Pool #881818,

6.50%, 8/1/36	10	10

Pool #885866,

6.00%, 6/1/36	60	62

Pool #888100,

5.50%, 9/1/36	63	64

Pool #888205,

6.50%, 2/1/37	15	15

Pool #889224,

5.50%, 1/1/37	65	67

Pool #889401,

6.00%, 3/1/38	30	31

Pool #889415,

6.00%, 5/1/37	126	130

Pool #889579,

6.00%, 5/1/38	63	65

Pool #889630,

6.50%, 3/1/38	7	7

Pool #889970,

5.00%, 12/1/36	47	47

Pool #890234,

6.00%, 10/1/38	30	31

Pool #890796,

3.50%, 12/1/45	540	495

Pool #893363,

5.00%, 6/1/36	10	10

Pool #893366,

5.00%, 4/1/35	23	23

Pool #898417,

6.00%, 10/1/36	9	9

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  102  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #899079,

5.00%, 3/1/37	$17	$17

Pool #902414,

5.50%, 11/1/36	49	50

Pool #906090,

5.50%, 1/1/37	44	45

Pool #918515,

5.00%, 6/1/37	29	29

Pool #923123,

5.00%, 4/1/36	8	8

Pool #923166,

7.50%, 1/1/37	4	4

Pool #928261,

4.50%, 3/1/36	31	30

Pool #928584,

6.50%, 8/1/37	96	100

Pool #928909,

6.00%, 12/1/37(10)	—	—

Pool #928915,

6.00%, 11/1/37	2	2

Pool #930606,

4.00%, 2/1/39	139	132

Pool #931195,

4.50%, 5/1/24	1	1

Pool #932023,

5.00%, 1/1/38	22	22

Pool #932741,

4.50%, 4/1/40	119	116

Pool #940623,

5.50%, 8/1/37	7	8

Pool #943388,

6.00%, 6/1/37	33	34

Pool #943617,

6.00%, 8/1/37	15	16

Pool #945876,

5.50%, 8/1/37	4	4

Pool #947216,

6.00%, 10/1/37	18	19

Pool #953018,

6.50%, 10/1/37	32	33

Pool #953910,

6.00%, 11/1/37	19	20

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #955771,

6.50%, 10/1/37	$11	$11

Pool #959604,

6.50%, 11/1/37	4	5

Pool #959880,

5.50%, 11/1/37	4	4

Pool #962687,

5.00%, 4/1/38	34	34

Pool #968037,

6.00%, 1/1/38	23	23

Pool #969632,

6.50%, 1/1/38	15	16

Pool #970013,

4.50%, 6/1/38	65	64

Pool #972452,

5.50%, 3/1/38	41	41

Pool #981854,

5.50%, 7/1/38	14	14

Pool #986760,

5.50%, 7/1/38	100	102

Pool #992472,

6.00%, 10/1/38	8	8

Pool #995018,

5.50%, 6/1/38	21	21

Pool #995203,

5.00%, 7/1/35	139	140

Pool #995879,

6.00%, 4/1/39	26	27

Pool #AA0649,

5.00%, 12/1/38	98	99

Pool #AA2939,

4.50%, 4/1/39	184	181

Pool #AA4482,

4.00%, 4/1/39	124	118

Pool #AA4562,

4.50%, 9/1/39	156	153

Pool #AA8978,

4.50%, 7/1/39	32	31

Pool #AA9357,

4.50%, 8/1/39	111	109

Pool #AB1048,

4.50%, 5/1/40	159	156

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  103  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #AB2067,

3.50%, 1/1/41	$267	$247

Pool #AB2092,

4.00%, 1/1/41	163	156

Pool #AB2272,

4.50%, 2/1/41	220	216

Pool #AB2693,

4.50%, 4/1/41	153	150

Pool #AB2768,

4.50%, 4/1/41	158	155

Pool #AB3035,

5.00%, 5/1/41	267	266

Pool #AB3246,

5.00%, 7/1/41	56	56

Pool #AB4057,

4.00%, 12/1/41	589	558

Pool #AB4293,

3.50%, 1/1/42	309	285

Pool #AB5049,

4.00%, 4/1/42	398	377

Pool #AB6016,

3.50%, 8/1/42	185	171

Pool #AB7076,

3.00%, 11/1/42	920	823

Pool #AB7503,

3.00%, 1/1/43	336	301

Pool #AB7733,

3.00%, 1/1/43	733	656

Pool #AB8787,

2.00%, 3/1/28	213	202

Pool #AB9019,

3.00%, 4/1/43	385	344

Pool #AB9136,

2.50%, 4/1/43	41	35

Pool #AB9990,

3.00%, 7/1/33	82	76

Pool #AC3263,

4.50%, 9/1/29	41	41

Pool #AC4861,

4.50%, 11/1/24	5	5

Pool #AC5040,

4.00%, 10/1/24	3	3

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #AC6118,

4.50%, 11/1/39	$66	$65

Pool #AC8518,

5.00%, 12/1/39	104	104

Pool #AD0119,

6.00%, 7/1/38	82	86

Pool #AD0585,

4.50%, 12/1/39	170	167

Pool #AD0639,

6.00%, 12/1/38	33	34

Pool #AD0969,

5.50%, 8/1/37	105	107

Pool #AD5241,

4.50%, 7/1/40	74	73

Pool #AD5525,

5.00%, 6/1/40	127	126

Pool #AD5556,

4.00%, 6/1/25	6	6

Pool #AD7859,

5.00%, 6/1/40	55	55

Pool #AE0949,

4.00%, 2/1/41	271	257

Pool #AE0971,

4.00%, 5/1/25	1	1

Pool #AE0981,

3.50%, 3/1/41	204	188

Pool #AE1807,

4.00%, 10/1/40	315	299

Pool #AE3873,

4.50%, 10/1/40	57	56

Pool #AE5436,

4.50%, 10/1/40	81	79

Pool #AE7758,

3.50%, 11/1/25	12	12

Pool #AH0525,

4.00%, 12/1/40	279	265

Pool #AH1295,

3.50%, 1/1/26	29	29

Pool #AH3226,

5.00%, 2/1/41	37	37

Pool #AH4158,

4.00%, 1/1/41	58	55

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  104  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #AH4450,

3.00%, 1/1/26	$14	$14

Pool #AH5573,

4.00%, 2/1/41	303	287

Pool #AH5614,

3.50%, 2/1/26	26	25

Pool #AH8854,

4.50%, 4/1/41	70	68

Pool #AI1247,

4.00%, 4/1/26	14	13

Pool #AI3470,

4.50%, 6/1/41	106	104

Pool #AI4361,

(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.80%, 1.80% Floor, 8.09% Cap), 6.05%, 9/1/41(13)	2	2

Pool #AI4380,

(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.80%, 1.80% Floor, 7.93% Cap), 6.05%, 11/1/41(13)	5	5

Pool #AI5603,

4.50%, 7/1/41	70	69

Pool #AI7743,

4.00%, 8/1/41	58	55

Pool #AI9555,

4.00%, 9/1/41	152	145

Pool #AI9828,

(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.82%, 1.82% Floor, 7.93% Cap), 6.07%, 11/1/41(13)	3	3

Pool #AJ4093,

3.50%, 10/1/26	9	9

Pool #AJ4408,

4.50%, 10/1/41	63	61

Pool #AJ6086,

3.00%, 12/1/26	32	31

Pool #AJ9152,

3.50%, 12/1/26	134	131

Pool #AJ9218,

4.00%, 2/1/42	248	235

Pool #AJ9326,

3.50%, 1/1/42	528	488

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #AJ9355,

3.00%, 1/1/27	$69	$67

Pool #AK4813,

3.50%, 3/1/42	174	160

Pool #AK4945,

3.50%, 2/1/42	146	135

Pool #AK7766,

2.50%, 3/1/27	90	86

Pool #AK9444,

4.00%, 3/1/42	33	31

Pool #AL0442,

5.50%, 6/1/40	32	32

Pool #AL1849,

6.00%, 2/1/39	125	130

Pool #AL1939,

3.50%, 6/1/42	471	434

Pool #AL2243,

4.00%, 3/1/42	329	312

Pool #AL2303,

4.50%, 6/1/26	5	5

Pool #AL2397,

(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.72%, 1.72% Floor, 7.77% Cap), 6.00%, 8/1/42(13)	5	5

Pool #AL3396,

2.50%, 3/1/28	94	90

Pool #AL3803,

3.00%, 6/1/28	157	152

Pool #AL4408,

4.50%, 11/1/43	455	445

Pool #AL4462,

2.50%, 6/1/28	183	176

Pool #AL4908,

4.00%, 2/1/44	349	331

Pool #AL5167,

3.50%, 1/1/34	84	80

Pool #AL5254,

3.00%, 11/1/27	105	102

Pool #AL5377,

4.00%, 6/1/44	1,083	1,035

Pool #AL5734,

3.50%, 9/1/29	208	201

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  105  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #AL5785,

4.00%, 9/1/44	$638	$610

Pool #AL6488,

3.50%, 8/1/43	250	230

Pool #AL7807,

3.00%, 11/1/30	190	181

Pool #AL8469,

3.50%, 4/1/31	131	127

Pool #AL8951,

3.00%, 8/1/46	324	286

Pool #AL9582,

3.00%, 12/1/31	350	332

Pool #AO0752,

3.00%, 4/1/42	202	182

Pool #AO0800,

3.00%, 4/1/27	73	70

Pool #AO4136,

3.50%, 6/1/42	267	246

Pool #AO7970,

2.50%, 6/1/27	49	47

Pool #AO8629,

3.50%, 7/1/42	104	96

Pool #AP6273,

3.00%, 10/1/42	277	247

Pool #AQ6784,

3.50%, 12/1/42	256	236

Pool #AQ8185,

2.50%, 1/1/28	41	39

Pool #AQ8647,

3.50%, 12/1/42	418	385

Pool #AR1706,

2.50%, 1/1/28	509	488

Pool #AR3054,

3.00%, 1/1/28	138	133

Pool #AR3792,

3.00%, 2/1/43	212	190

Pool #AR9188,

2.50%, 3/1/43	65	56

Pool #AR9582,

3.00%, 3/1/43	173	155

Pool #AS0018,

3.00%, 7/1/43	193	173

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #AS0275,

3.00%, 8/1/33	$105	$99

Pool #AS3294,

4.00%, 9/1/44	385	365

Pool #AS3600,

3.00%, 10/1/29	426	407

Pool #AS3657,

4.50%, 10/1/44	224	219

Pool #AS4085,

4.00%, 12/1/44	181	171

Pool #AS4306,

3.00%, 1/1/45	269	240

Pool #AS5090,

2.50%, 6/1/30	108	101

Pool #AS5324,

2.50%, 7/1/30	204	192

Pool #AS5500,

3.00%, 7/1/35	108	100

Pool #AS5666,

4.00%, 8/1/45	256	242

Pool #AS5892,

3.50%, 10/1/45	286	261

Pool #AS6192,

3.50%, 11/1/45	848	774

Pool #AS6262,

3.50%, 11/1/45	365	333

Pool #AS6332,

3.50%, 12/1/45	413	377

Pool #AS6398,

3.50%, 12/1/45	315	287

Pool #AS6730,

3.50%, 2/1/46	478	438

Pool #AS6887,

2.50%, 3/1/31	230	215

Pool #AS7149,

3.00%, 5/1/46	577	512

Pool #AS7157,

3.00%, 5/1/46	210	186

Pool #AS7247,

4.00%, 5/1/46	105	100

Pool #AS7343,

3.00%, 6/1/46	205	181

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  106  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #AS7480,

2.00%, 7/1/31	$60	$55

Pool #AS7580,

3.00%, 7/1/46	245	215

Pool #AS8067,

3.00%, 10/1/46	562	496

Pool #AS8074,

3.00%, 10/1/46	180	158

Pool #AS8178,

3.00%, 10/1/36	65	60

Pool #AS8194,

2.50%, 10/1/31	805	753

Pool #AS8424,

3.00%, 12/1/36	111	102

Pool #AS8483,

3.00%, 12/1/46	368	323

Pool #AS8591,

2.00%, 1/1/32	135	124

Pool #AS8699,

4.00%, 1/1/47	621	588

Pool #AS8960,

4.00%, 3/1/47	214	201

Pool #AS9505,

3.00%, 4/1/32	212	200

Pool #AS9615,

4.50%, 5/1/47	135	131

Pool #AT0666,

3.50%, 4/1/43	230	211

Pool #AT2720,

3.00%, 5/1/43	474	424

Pool #AT3180,

3.00%, 5/1/43	237	212

Pool #AU1657,

2.50%, 7/1/28	104	100

Pool #AU1689,

3.50%, 8/1/43	1,062	975

Pool #AU3164,

3.00%, 8/1/33	100	93

Pool #AU5919,

3.50%, 9/1/43	371	340

Pool #AV2339,

4.00%, 12/1/43	185	176

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #AW8167,

3.50%, 2/1/42	$167	$154

Pool #AW8595,

3.00%, 8/1/29	94	90

Pool #AX2163,

3.50%, 11/1/44	202	185

Pool #AX4413,

4.00%, 11/1/44	262	249

Pool #AX4839,

3.50%, 11/1/44	306	280

Pool #AY0544,

2.50%, 8/1/27	200	193

Pool #AY3062,

3.00%, 11/1/26	56	55

Pool #AY9555,

3.00%, 5/1/45	268	238

Pool #AZ1449,

3.00%, 7/1/45	207	184

Pool #AZ2936,

3.00%, 9/1/45	149	133

Pool #AZ2947,

4.00%, 9/1/45	286	272

Pool #AZ4775,

3.50%, 10/1/45	199	182

Pool #AZ6684,

3.00%, 2/1/31	307	289

Pool #BA2911,

3.00%, 11/1/30	99	94

Pool #BC0326,

3.50%, 12/1/45	152	139

Pool #BC0822,

3.50%, 4/1/46	1,282	1,170

Pool #BC1105,

3.50%, 2/1/46	571	521

Pool #BC1510,

3.00%, 8/1/46	186	164

Pool #BC9096,

3.50%, 12/1/46	263	240

Pool #BE3171,

2.50%, 2/1/32	250	234

Pool #BH1130,

3.50%, 4/1/32	148	142

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  107  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #BH7032,

3.50%, 12/1/47	$120	$109

Pool #BH7106,

3.50%, 1/1/48	268	245

Pool #BH9215,

3.50%, 1/1/48	497	453

Pool #BJ0648,

3.50%, 3/1/48	270	246

Pool #BJ9181,

5.00%, 5/1/48	232	230

Pool #BJ9260,

4.00%, 4/1/48	216	204

Pool #BJ9977,

4.00%, 5/1/48	163	153

Pool #BK0276,

4.00%, 9/1/48	84	79

Pool #BK0920,

4.00%, 7/1/48	371	351

Pool #BK0922,

4.50%, 7/1/48	64	62

Pool #BK3044,

2.50%, 9/1/50	447	373

Pool #BK4740,

4.00%, 8/1/48	107	101

Pool #BK4764,

4.00%, 8/1/48	107	100

Pool #BK4816,

4.00%, 9/1/48	160	151

Pool #BM1787,

4.00%, 9/1/47	119	113

Pool #BM2001,

3.50%, 12/1/46	76	70

Pool #BM3286,

4.50%, 11/1/47	44	43

Pool #BM5288,

3.50%, 1/1/34	128	123

Pool #BM5466,

2.50%, 10/1/43	352	302

Pool #BM5804,

5.00%, 1/1/49	223	221

Pool #BN1176,

4.50%, 11/1/48	102	98

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #BN1628,

4.50%, 11/1/48	$71	$69

Pool #BN5947,

3.50%, 6/1/49	161	146

Pool #BN6097,

4.00%, 6/1/49	625	584

Pool #BN6683,

3.50%, 6/1/49	243	221

Pool #BN8985,

2.00%, 3/1/51	327	260

Pool #BN9007,

2.00%, 3/1/51	2,091	1,675

Pool #BO1012,

3.50%, 8/1/49	97	88

Pool #BO1021,

3.50%, 8/1/49	116	106

Pool #BO1169,

3.50%, 7/1/49	80	73

Pool #BO1444,

3.00%, 10/1/49	200	175

Pool #BO1461,

3.00%, 10/1/49	122	106

Pool #BO3181,

2.50%, 10/1/49	428	358

Pool #BO4708,

3.00%, 11/1/49	365	319

Pool #BO8620,

3.00%, 12/1/49	414	361

Pool #BP3454,

2.00%, 5/1/36	441	392

Pool #BP4660,

2.50%, 5/1/50	127	106

Pool #BP6496,

2.00%, 7/1/35	654	584

Pool #BP6626,

2.00%, 8/1/50	831	664

Pool #BP6683,

2.50%, 9/1/50	570	475

Pool #BP7273,

2.50%, 8/1/50	352	294

Pool #BP7585,

2.00%, 9/1/50	2,751	2,196

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  108  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #BQ0202,

2.50%, 8/1/50	$440	$370

Pool #BQ1147,

2.50%, 10/1/50	625	525

Pool #BQ1351,

2.50%, 8/1/50	543	455

Pool #BQ4077,

2.00%, 12/1/50	866	687

Pool #BQ5056,

2.00%, 10/1/50	330	266

Pool #BQ5979,

2.00%, 11/1/50	1,423	1,142

Pool #BR1035,

2.00%, 5/1/51	5,537	4,407

Pool #BR4450,

1.50%, 2/1/36	650	566

Pool #BR6042,

2.00%, 2/1/51	1,913	1,525

Pool #BR9755,

2.00%, 4/1/51	1,352	1,094

Pool #BR9761,

2.00%, 4/1/51	1,027	814

Pool #BT1034,

2.00%, 7/1/51	1,912	1,525

Pool #BT2034,

2.50%, 3/1/42	869	751

Pool #BT4528,

2.50%, 9/1/51	9,151	7,738

Pool #BT8308,

4.50%, 8/1/52	824	785

Pool #BT9031,

2.00%, 8/1/41	827	696

Pool #BU0066,

2.50%, 10/1/51	968	809

Pool #BU4046,

5.00%, 7/1/53	958	936

Pool #BX1915,

6.00%, 1/1/53	881	898

Pool #BX6021,

5.00%, 2/1/53	367	358

Pool #BY0545,

5.00%, 5/1/53	2,255	2,202

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #BY4424,

5.50%, 7/1/53	$924	$921

Pool #CA0110,

3.50%, 8/1/47	222	202

Pool #CA0619,

4.00%, 10/1/47	66	63

Pool #CA0620,

4.00%, 10/1/47	857	810

Pool #CA0656,

3.50%, 11/1/47	652	595

Pool #CA0859,

3.50%, 12/1/47	479	437

Pool #CA0917,

3.50%, 12/1/47	403	368

Pool #CA1370,

4.00%, 3/1/48	225	212

Pool #CA1378,

4.00%, 3/1/48	176	166

Pool #CA1564,

4.50%, 4/1/48	78	76

Pool #CA1711,

4.50%, 5/1/48	228	220

Pool #CA1902,

4.50%, 6/1/48	230	223

Pool #CA1909,

4.50%, 6/1/48	121	117

Pool #CA1951,

4.00%, 7/1/48	123	116

Pool #CA1952,

4.50%, 6/1/48	55	53

Pool #CA2056,

4.50%, 7/1/48	66	64

Pool #CA2208,

4.50%, 8/1/48	70	68

Pool #CA2256,

3.50%, 8/1/33	120	115

Pool #CA2366,

3.50%, 9/1/48	76	70

Pool #CA2375,

4.00%, 9/1/48	325	304

Pool #CA2559,

4.00%, 11/1/33	140	136

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  109  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #CA2729,

4.50%, 11/1/48	$304	$294

Pool #CA3640,

4.00%, 6/1/49	297	278

Pool #CA4029,

4.00%, 8/1/49	777	728

Pool #CA4143,

3.00%, 9/1/49	2,447	2,136

Pool #CA4420,

3.00%, 10/1/49	364	319

Pool #CA4792,

3.00%, 12/1/49	213	186

Pool #CA5020,

3.50%, 1/1/50	421	383

Pool #CA5452,

3.00%, 3/1/50	680	592

Pool #CA5508,

3.00%, 4/1/50	853	742

Pool #CA5700,

2.50%, 5/1/50	13,630	11,477

Pool #CA6072,

2.50%, 6/1/50	345	288

Pool #CA6074,

2.50%, 6/1/50	489	408

Pool #CA6144,

2.50%, 6/1/50	572	477

Pool #CA6290,

3.00%, 7/1/50	436	380

Pool #CA6305,

2.50%, 7/1/50	991	826

Pool #CA6339,

2.50%, 7/1/50	988	824

Pool #CA6346,

2.50%, 7/1/50	566	473

Pool #CA6563,

2.50%, 8/1/35	477	438

Pool #CA6601,

2.50%, 8/1/50	424	354

Pool #CA6951,

2.50%, 9/1/50	400	334

Pool #CA6962,

2.50%, 9/1/50	586	494

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #CA7019,

2.00%, 9/1/50	$1,125	$901

Pool #CA7216,

2.00%, 10/1/50	2,434	1,949

Pool #CA7232,

2.50%, 10/1/50	1,112	927

Pool #CA7596,

2.00%, 11/1/50	413	328

Pool #CA7600,

2.50%, 11/1/50	1,152	959

Pool #CA7697,

1.50%, 11/1/50	2,229	1,689

Pool #CA7736,

2.50%, 11/1/50	1,142	954

Pool #CA8043,

2.50%, 12/1/50	701	586

Pool #CA9143,

2.00%, 2/1/36	830	742

Pool #CA9355,

2.00%, 3/1/41	458	387

Pool #CA9418,

1.50%, 3/1/36	479	418

Pool #CB0113,

2.00%, 4/1/41	707	597

Pool #CB0325,

2.00%, 4/1/51	1,584	1,262

Pool #CB1903,

2.50%, 10/1/51	1,574	1,326

Pool #CB2049,

2.50%, 11/1/51	1,704	1,411

Pool #CB2079,

2.00%, 11/1/51	5,095	4,050

Pool #CB3597,

3.50%, 5/1/52	1,542	1,382

Pool #CB3705,

3.00%, 5/1/37	247	231

Pool #CB4377,

4.00%, 8/1/52	536	498

Pool #CB5094,

6.50%, 11/1/52	1,294	1,351

Pool #CB6031,

5.00%, 4/1/53	94	92

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  110  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #CB6034,

6.50%, 4/1/53	$362	$371

Pool #CB6750,

5.50%, 7/1/53	1,036	1,033

Pool #CB6755,

6.00%, 7/1/53	974	988

Pool #CB6933,

6.50%, 8/1/53	285	295

Pool #CB7120,

6.00%, 9/1/53	393	398

Pool #CB7123,

6.00%, 9/1/53	369	374

Pool #CB7444,

6.50%, 11/1/53	963	1,002

Pool #DA0508,

6.00%, 10/1/53	382	386

Pool #FM1496,

3.50%, 9/1/49	1,225	1,114

Pool #FM1708,

3.00%, 12/1/45	237	212

Pool #FM1742,

3.00%, 10/1/49	226	198

Pool #FM1938,

4.50%, 9/1/49	382	370

Pool #FM2305,

3.50%, 2/1/50	590	537

Pool #FM2715,

3.00%, 3/1/50	151	131

Pool #FM2778,

3.00%, 3/1/50	984	858

Pool #FM2963,

3.00%, 2/1/50	4,149	3,649

Pool #FM3125,

3.50%, 3/1/50	828	752

Pool #FM3225,

3.00%, 5/1/50	550	482

Pool #FM3610,

4.00%, 6/1/50	289	271

Pool #FM3747,

2.50%, 8/1/50	929	776

Pool #FM3969,

2.50%, 8/1/43	341	293

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #FM4055,

2.50%, 8/1/50	$6,179	$5,179

Pool #FM4149,

3.00%, 9/1/50	2,855	2,482

Pool #FM4193,

2.50%, 9/1/50	632	533

Pool #FM4476,

2.00%, 10/1/50	1,675	1,344

Pool #FM4544,

2.00%, 10/1/50	877	700

Pool #FM4598,

2.00%, 11/1/40	198	168

Pool #FM4633,

2.00%, 10/1/50	880	710

Pool #FM4734,

2.00%, 11/1/35	1,040	929

Pool #FM4762,

2.00%, 11/1/50	1,304	1,056

Pool #FM4799,

2.00%, 11/1/50	736	591

Pool #FM4868,

2.00%, 11/1/50	1,248	1,008

Pool #FM4951,

1.50%, 11/1/35	515	449

Pool #FM5087,

2.00%, 12/1/50	488	391

Pool #FM5210,

2.00%, 12/1/50	741	599

Pool #FM5534,

2.00%, 1/1/41	293	248

Pool #FM5570,

2.00%, 1/1/36	637	570

Pool #FM5580,

1.50%, 1/1/36	648	566

Pool #FM5849,

2.00%, 12/1/50	940	745

Pool #FM6055,

2.00%, 2/1/51	1,888	1,513

Pool #FM6099,

2.00%, 2/1/51	1,879	1,499

Pool #FM6338,

2.00%, 2/1/51	1,174	941

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  111  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #FM6496,

2.00%, 2/1/51	$536	$433

Pool #FM6550,

2.00%, 3/1/51	380	307

Pool #FM6943,

2.00%, 4/1/51	1,286	1,039

Pool #FM6964,

2.00%, 5/1/51	1,026	830

Pool #FM6991,

2.00%, 4/1/51	1,538	1,234

Pool #FM7078,

2.00%, 4/1/51	1,194	967

Pool #FM7080,

2.00%, 4/1/51	629	509

Pool #FM7360,

2.00%, 5/1/41	394	333

Pool #FM7411,

2.00%, 5/1/51	3,123	2,476

Pool #FM7429,

1.50%, 5/1/36	1,514	1,319

Pool #FM7622,

2.00%, 5/1/51	804	651

Pool #FM8146,

2.00%, 7/1/36	1,444	1,288

Pool #FM8848,

2.50%, 9/1/41	813	710

Pool #FS0153,

2.00%, 12/1/36	2,332	2,080

Pool #FS1096,

2.00%, 1/1/51	1,338	1,069

Pool #FS2039,

2.00%, 2/1/51	884	705

Pool #FS2442,

4.00%, 7/1/52	841	784

Pool #FS2815,

4.00%, 9/1/52	444	416

Pool #FS3086,

5.50%, 10/1/52	1,744	1,742

Pool #FS3402,

5.00%, 11/1/52	358	351

Pool #FS3421,

5.00%, 12/1/52	373	364

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #FS3452,

5.00%, 12/1/52	$632	$629

Pool #FS3747,

5.50%, 12/1/52	694	692

Pool #FS3762,

5.00%, 12/1/52	482	473

Pool #FS3921,

5.50%, 2/1/53	460	465

Pool #FS4041,

5.50%, 3/1/53	660	658

Pool #FS4047,

3.50%, 12/1/42	181	166

Pool #FS4463,

1.50%, 8/1/37	1,001	867

Pool #FS4485,

6.00%, 5/1/53	646	657

Pool #FS4522,

5.00%, 5/1/53	187	183

Pool #FS4842,

5.50%, 6/1/53	281	282

Pool #FS4931,

6.00%, 6/1/53	934	946

Pool #FS5115,

5.50%, 6/1/53	485	483

Pool #FS5116,

5.50%, 6/1/53	478	477

Pool #FS5119,

6.00%, 7/1/53	2,780	2,829

Pool #FS5304,

5.50%, 7/1/53	191	192

Pool #FS5396,

5.00%, 7/1/53	2,016	1,987

Pool #FS5436,

5.50%, 8/1/53	292	294

Pool #FS5562,

2.00%, 3/1/52	3,339	2,675

Pool #FS5584,

6.50%, 8/1/53	483	499

Pool #FS5696,

2.00%, 4/1/51	290	232

Pool #FS5709,

5.00%, 8/1/53	873	859

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  112  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #FS5838,

6.00%, 9/1/53	$1,264	$1,293

Pool #FS5946,

2.00%, 3/1/37	2,834	2,526

Pool #FS5965,

6.00%, 10/1/53	385	391

Pool #FS6092,

6.00%, 10/1/53	366	372

Pool #FS6315,

6.50%, 11/1/53	480	493

Pool #FS6461,

6.00%, 10/1/53	466	472

Pool #FS6611,

7.00%, 12/1/53	2,071	2,137

Pool #FS6635,

3.00%, 11/1/53	1,478	1,274

Pool #FS6855,

6.50%, 2/1/54	593	610

Pool #FS7033,

6.00%, 8/1/53	698	708

Pool #MA0361,

4.00%, 3/1/30	35	34

Pool #MA0711,

3.50%, 4/1/31	65	62

Pool #MA0976,

3.50%, 2/1/32	148	141

Pool #MA1138,

3.50%, 8/1/32	113	108

Pool #MA1141,

3.00%, 8/1/32	53	50

Pool #MA1200,

3.00%, 10/1/32	311	292

Pool #MA1511,

2.50%, 7/1/33	108	99

Pool #MA2320,

3.00%, 7/1/35	250	232

Pool #MA2473,

3.50%, 12/1/35	99	94

Pool #MA2512,

4.00%, 1/1/46	129	122

Pool #MA2670,

3.00%, 7/1/46	576	505

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #MA2672,

3.00%, 7/1/36	$127	$117

Pool #MA2705,

3.00%, 8/1/46	420	370

Pool #MA2737,

3.00%, 9/1/46	193	169

Pool #MA2771,

3.00%, 10/1/46	210	185

Pool #MA2775,

2.50%, 10/1/31	118	110

Pool #MA2781,

2.50%, 10/1/46	158	135

Pool #MA2804,

3.00%, 11/1/36	248	228

Pool #MA2817,

2.50%, 11/1/36	100	90

Pool #MA2841,

2.50%, 12/1/36	40	36

Pool #MA2863,

3.00%, 1/1/47	3,461	3,036

Pool #MA2895,

3.00%, 2/1/47	214	188

Pool #MA3028,

3.50%, 6/1/37	190	178

Pool #MA3057,

3.50%, 7/1/47	326	298

Pool #MA3058,

4.00%, 7/1/47	122	115

Pool #MA3059,

3.50%, 7/1/37	31	29

Pool #MA3073,

4.50%, 7/1/47	255	248

Pool #MA3127,

3.00%, 9/1/37	77	71

Pool #MA3150,

4.50%, 10/1/47	139	135

Pool #MA3181,

3.50%, 11/1/37	51	48

Pool #MA3182,

3.50%, 11/1/47	399	364

Pool #MA3184,

4.50%, 11/1/47	48	46

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  113  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #MA3185,

3.00%, 11/1/37	$84	$77

Pool #MA3188,

3.00%, 11/1/32	259	244

Pool #MA3211,

4.00%, 12/1/47	76	72

Pool #MA3239,

4.00%, 1/1/48	326	308

Pool #MA3276,

3.50%, 2/1/48	327	299

Pool #MA3281,

4.00%, 2/1/38	178	171

Pool #MA3334,

4.50%, 4/1/48	248	240

Pool #MA3385,

4.50%, 6/1/48	84	82

Pool #MA3413,

4.00%, 7/1/38	31	30

Pool #MA3443,

4.00%, 8/1/48	77	73

Pool #MA3444,

4.50%, 8/1/48	74	71

Pool #MA3467,

4.00%, 9/1/48	74	70

Pool #MA3492,

4.00%, 10/1/38	26	25

Pool #MA3547,

3.00%, 12/1/33	149	140

Pool #MA3590,

4.00%, 2/1/39	27	26

Pool #MA3685,

3.00%, 6/1/49	127	111

Pool #MA3692,

3.50%, 7/1/49	98	89

Pool #MA3695,

3.00%, 7/1/34	56	53

Pool #MA3744,

3.00%, 8/1/49	144	125

Pool #MA3765,

2.50%, 9/1/49	300	250

Pool #MA3870,

2.50%, 12/1/49	155	130

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #MA3871,

3.00%, 12/1/49	$145	$127

Pool #MA3896,

2.50%, 1/1/35	874	799

Pool #MA3898,

3.50%, 1/1/35	284	272

Pool #MA3902,

2.50%, 1/1/50	151	126

Pool #MA3934,

3.00%, 2/1/40	94	84

Pool #MA3958,

3.00%, 3/1/40	98	88

Pool #MA4013,

2.50%, 5/1/35	188	173

Pool #MA4014,

3.00%, 5/1/35	299	279

Pool #MA4053,

2.50%, 6/1/35	774	705

Pool #MA4071,

2.00%, 7/1/40	260	221

Pool #MA4072,

2.50%, 7/1/40	218	189

Pool #MA4078,

2.50%, 7/1/50	1,277	1,067

Pool #MA4094,

2.50%, 8/1/40	240	210

Pool #MA4096,

2.50%, 8/1/50	799	667

Pool #MA4099,

2.50%, 8/1/35	787	720

Pool #MA4100,

2.00%, 8/1/50	1,580	1,262

Pool #MA4119,

2.00%, 9/1/50	1,855	1,481

Pool #MA4122,

1.50%, 9/1/35	275	240

Pool #MA4123,

2.00%, 9/1/35	963	861

Pool #MA4128,

2.00%, 9/1/40	410	347

Pool #MA4153,

2.50%, 10/1/40	117	103

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  114  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #MA4154,

1.50%, 10/1/35	$417	$364

Pool #MA4155,

2.00%, 10/1/35	1,055	942

Pool #MA4176,

2.00%, 11/1/40	722	612

Pool #MA4181,

1.50%, 11/1/50	2,364	1,788

Pool #MA4232,

2.00%, 1/1/41	352	298

Pool #MA4254,

1.50%, 2/1/51	521	394

Pool #MA4266,

1.50%, 2/1/41	749	616

Pool #MA4278,

1.50%, 3/1/36	1,864	1,624

Pool #MA4280,

1.50%, 3/1/51	905	685

Pool #MA4305,

2.00%, 4/1/51	2,867	2,281

Pool #MA4310,

1.50%, 4/1/41	313	257

Pool #MA4326,

2.50%, 5/1/51	1,106	920

Pool #MA4333,

2.00%, 5/1/41	832	703

Pool #MA4334,

2.50%, 5/1/41	307	265

Pool #MA4342,

1.50%, 5/1/41	161	131

Pool #MA4496,

1.50%, 12/1/36	1,198	1,038

Pool #MA4500,

1.50%, 12/1/41	424	338

Pool #MA4692,

2.50%, 8/1/37	169	154

Pool #MA4731,

3.50%, 9/1/52	1,026	920

Pool #MA4732,

4.00%, 9/1/52	4,964	4,609

Pool #MA4733,

4.50%, 9/1/52	5,455	5,199

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Fannie Mae – 11.8% continued

Pool #MA4779,

4.00%, 10/1/42	$176	$167

Pool #MA4805,

4.50%, 11/1/52	2,501	2,384

Pool #MA4823,

4.50%, 10/1/37	232	228

Pool #MA4915,

5.00%, 2/1/38	200	200

Pool #MA4991,

5.50%, 4/1/38	128	129

Pool #MA5039,

5.50%, 6/1/53	750	747

Pool #MA5042,

4.50%, 6/1/38	87	86

Pool #MA5060,

5.00%, 6/1/43	91	90

Pool #MA5088,

6.00%, 7/1/38	164	166

Pool TBA,

4/1/54(2)	2,500	2,507

		279,043

Federal Farm Credit Bank – 0.2%

0.73%, 5/27/25	2,000	1,905

Federal Farm Credit Banks Funding Corp.,

3.32%, 2/25/26	520	507

4.75%, 3/9/26	1,180	1,181

		3,593

Federal Home Loan Bank – 0.2%

5.13%, 6/13/25	1,120	1,122

1.10%, 8/20/26	2,000	1,838

3.25%, 11/16/28	1,000	957

5.50%, 7/15/36	500	550

		4,467

Freddie Mac – 9.1%

Federal Home Loan Mortgage Corp.,

0.38%, 7/21/25	500	472

0.38%, 9/23/25	2,500	2,342

6.75%, 3/15/31	700	802

Freddie Mac Multifamily Structured Pass Through Certificates, Series K053, Class A2,

3.00%, 12/25/25	300	291

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  115  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K054, Class A2,

2.75%, 1/25/26	$250	$241

Freddie Mac Multifamily Structured Pass Through Certificates, Series K056, Class A2,

2.53%, 5/25/26	400	382

Freddie Mac Multifamily Structured Pass Through Certificates, Series K058, Class A2,

2.65%, 8/25/26	250	238

Freddie Mac Multifamily Structured Pass Through Certificates, Series K059, Class A2,

3.12%, 9/25/26	100	96

Freddie Mac Multifamily Structured Pass Through Certificates, Series K065, Class A2,

3.24%, 4/25/27	350	336

Freddie Mac Multifamily Structured Pass Through Certificates, Series K067, Class A2,

3.19%, 7/25/27	250	239

Freddie Mac Multifamily Structured Pass Through Certificates, Series K068, Class A2,

3.24%, 8/25/27	150	143

Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2,

3.19%, 9/25/27	200	191

Freddie Mac Multifamily Structured Pass Through Certificates, Series K072, Class A2,

3.44%, 12/25/27	150	144

Freddie Mac Multifamily Structured Pass Through Certificates, Series K074, Class A2,

3.60%, 1/25/28	150	145

Freddie Mac Multifamily Structured Pass Through Certificates, Series K075, Class A2,

3.65%, 2/25/28	150	145

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K076, Class A2,

3.90%, 4/25/28	$200	$195

Freddie Mac Multifamily Structured Pass Through Certificates, Series K077, Class A2,

3.85%, 5/25/28	200	194

Freddie Mac Multifamily Structured Pass Through Certificates, Series K078, Class A2,

3.85%, 6/25/28	150	146

Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2,

3.93%, 6/25/28	200	194

Freddie Mac Multifamily Structured Pass Through Certificates, Series K080, Class A2,

3.93%, 7/25/28	200	194

Freddie Mac Multifamily Structured Pass Through Certificates, Series K081, Class A2,

3.90%, 8/25/28	200	194

Freddie Mac Multifamily Structured Pass Through Certificates, Series K082, Class A2,

3.92%, 9/25/28	350	340

Freddie Mac Multifamily Structured Pass Through Certificates, Series K083, Class A2,

4.05%, 9/25/28	200	195

Freddie Mac Multifamily Structured Pass Through Certificates, Series K086, Class A2,

3.86%, 11/25/28	200	194

Freddie Mac Multifamily Structured Pass Through Certificates, Series K088, Class A2,

3.69%, 1/25/29	100	96

Freddie Mac Multifamily Structured Pass Through Certificates, Series K090, Class A2,

3.42%, 2/25/29	500	475

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  116  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K091, Class A2,

3.51%, 3/25/29	$150	$143

Freddie Mac Multifamily Structured Pass Through Certificates, Series K092, Class A2,

3.30%, 4/25/29	300	283

Freddie Mac Multifamily Structured Pass Through Certificates, Series K093, Class A2,

2.98%, 5/25/29	200	186

Freddie Mac Multifamily Structured Pass Through Certificates, Series K094, Class A2,

2.90%, 6/25/29	300	277

Freddie Mac Multifamily Structured Pass Through Certificates, Series K102, Class A2,

2.54%, 10/25/29	250	225

Freddie Mac Multifamily Structured Pass Through Certificates, Series K104, Class A2,

2.25%, 1/25/30	250	221

Freddie Mac Multifamily Structured Pass Through Certificates, Series K105, Class A2,

1.87%, 1/25/30	200	173

Freddie Mac Multifamily Structured Pass Through Certificates, Series K110, Class A2,

1.48%, 4/25/30	335	281

Freddie Mac Multifamily Structured Pass Through Certificates, Series K111, Class A2,

1.35%, 5/25/30	500	415

Freddie Mac Multifamily Structured Pass Through Certificates, Series K112, Class A2,

1.31%, 5/25/30	500	413

Freddie Mac Multifamily Structured Pass Through Certificates, Series K113, Class A2,

1.34%, 6/25/30	500	414

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K117, Class A2,

1.41%, 8/25/30	$100	$82

Freddie Mac Multifamily Structured Pass Through Certificates, Series K119, Class A2,

1.57%, 9/25/30	250	208

Freddie Mac Multifamily Structured Pass Through Certificates, Series K122, Class A2,

1.52%, 11/25/30	200	165

Freddie Mac Multifamily Structured Pass Through Certificates, Series K129, Class A2,

1.91%, 5/25/31	300	252

Freddie Mac Multifamily Structured Pass Through Certificates, Series K141, Class A2,

2.25%, 2/25/32	200	169

Freddie Mac Multifamily Structured Pass Through Certificates, Series K144, Class A2,

2.45%, 4/25/32	500	427

Freddie Mac Multifamily Structured Pass Through Certificates, Series K148, Class A2,

3.50%, 7/25/32	300	276

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-151, Class A2,

3.80%, 10/25/32	300	282

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A2,

3.72%, 1/25/31	100	94

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A3,

3.79%, 1/25/34	100	93

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1511, Class A2,

3.47%, 3/25/31	100	93

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  117  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1511, Class A3,

3.54%, 3/25/34	$100	$91

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class A2,

2.99%, 5/25/31	100	90

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class A3,

3.06%, 4/25/34	100	85

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1515, Class A2,

1.94%, 2/25/35	100	77

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1517, Class A2,

1.72%, 7/25/35	200	147

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1518, Class A2,

1.86%, 10/25/35	150	111

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1519, Class A2,

2.01%, 12/25/35	150	112

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1520, Class A2,

2.44%, 2/25/36	150	118

Freddie Mac Multifamily Structured Pass Through Certificates, Series K1522, Class A2,

2.36%, 10/25/36	100	77

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-153, Class A2,

3.82%, 12/25/32	500	470

Freddie Mac Multifamily Structured Pass Through Certificates, Series K154, Class A2,

3.42%, 4/25/32	100	94

4.35%, 1/25/33	200	195

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K155, Class A3,

3.75%, 4/25/33	$100	$93

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A2,

3.99%, 5/25/33	100	96

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A3,

3.99%, 8/25/33	100	94

Freddie Mac Multifamily Structured Pass Through Certificates, Series K158, Class A2,

4.05%, 7/25/33	200	191

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-159, Class A2,

4.50%, 7/25/33	200	197

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-161, Class A2,

4.90%, 10/25/33	100	102

Freddie Mac Multifamily Structured Pass Through Certificates, Series K508, Class A2,

4.74%, 8/25/28	100	100

Freddie Mac Multifamily Structured Pass Through Certificates, Series K510, Class A2,

5.07%, 10/25/28	500	507

Freddie Mac Multifamily Structured Pass Through Certificates, Series K733, Class A2,

3.75%, 8/25/25	469	460

Freddie Mac Multifamily Structured Pass Through Certificates, Series K734, Class A2,

3.21%, 2/25/26	200	194

Freddie Mac Multifamily Structured Pass Through Certificates, Series K735, Class A2,

2.86%, 5/25/26	146	141

Pool #QA0127,

3.50%, 6/1/49	566	515

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  118  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #QA1132,

3.50%, 7/1/49	$177	$161

Pool #QA1263,

3.50%, 7/1/49	204	186

Pool #QA1752,

3.50%, 8/1/49	1,145	1,042

Pool #QA1883,

4.00%, 8/1/49	364	341

Pool #QA3149,

3.00%, 10/1/49	319	279

Pool #QA4699,

3.00%, 11/1/49	199	173

Pool #QA8043,

3.00%, 3/1/50	1,541	1,351

Pool #QB0211,

2.50%, 6/1/50	481	401

Pool #QB2516,

2.50%, 8/1/50	361	301

Pool #QB2545,

2.00%, 8/1/50	2,008	1,603

Pool #QB2682,

2.50%, 8/1/50	416	347

Pool #QB2966,

2.50%, 9/1/50	137	114

Pool #QB3199,

2.00%, 9/1/50	710	567

Pool #QB4275,

2.00%, 10/1/50	293	234

Pool #QB4467,

2.00%, 10/1/50	1,328	1,072

Pool #QB5079,

2.00%, 11/1/50	1,581	1,280

Pool #QB5128,

2.00%, 10/1/50	1,057	843

Pool #QB5507,

2.00%, 11/1/50	728	588

Pool #QB6246,

2.00%, 12/1/50	357	289

Pool #QB6448,

2.00%, 12/1/50	1,096	874

Pool #QB8131,

2.00%, 2/1/51	3,521	2,810

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #QB8132,

2.00%, 1/1/51	$4,831	$3,832

Pool #QB9266,

2.00%, 3/1/51	478	386

Pool #QB9410,

2.00%, 1/1/51	1,404	1,120

Pool #QC1443,

2.00%, 5/1/51	1,906	1,539

Pool #QC1809,

2.00%, 5/1/51	452	361

Pool #QC2062,

2.00%, 5/1/51	785	622

Pool #QC3259,

2.00%, 6/1/51	2,979	2,361

Pool #QC9442,

2.50%, 10/1/51	3,937	3,286

Pool #QD0822,

3.00%, 11/1/51	1,133	992

Pool #QD2146,

2.00%, 12/1/51	2,439	1,950

Pool #QE9161,

4.50%, 9/1/52	802	764

Pool #QF7121,

5.50%, 2/1/53	912	911

Pool #QG5959,

5.00%, 7/1/53	2,374	2,318

Pool #QG7215,

5.50%, 7/1/53	934	932

Pool #QG8401,

5.50%, 8/1/53	737	734

Pool #QG8408,

5.00%, 8/1/53	1,240	1,211

Pool #QH1135,

7.00%, 9/1/53	476	499

Pool #QK0622,

1.50%, 2/1/41	519	427

Pool #QN0818,

2.50%, 10/1/34	240	221

Pool #QN4614,

1.50%, 12/1/35	200	175

Pool #QN5018,

2.00%, 1/1/36	1,257	1,122

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  119  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #QN5866,

2.00%, 4/1/36	$666	$597

Pool #QN6394,

1.50%, 5/1/36	1,607	1,400

Pool #QN8899,

2.00%, 12/1/36	794	705

Pool #RA1196,

4.00%, 8/1/49	759	711

Pool #RA1343,

3.00%, 9/1/49	2,174	1,898

Pool #RA1493,

3.00%, 10/1/49	3,149	2,755

Pool #RA1501,

3.00%, 10/1/49	127	111

Pool #RA2010,

3.50%, 1/1/50	244	222

Pool #RA2117,

3.00%, 2/1/50	310	271

Pool #RA2386,

3.00%, 4/1/50	792	690

Pool #RA2457,

3.00%, 4/1/50	483	423

Pool #RA2677,

2.00%, 6/1/50	1,905	1,536

Pool #RA2730,

2.50%, 6/1/50	287	241

Pool #RA2790,

2.50%, 6/1/50	459	383

Pool #RA2853,

2.50%, 6/1/50	561	468

Pool #RA2959,

2.50%, 7/1/50	531	444

Pool #RA3086,

2.50%, 7/1/50	395	329

Pool #RA3306,

2.50%, 8/1/50	372	311

Pool #RA3524,

2.00%, 9/1/50	1,982	1,593

Pool #RA3563,

2.00%, 9/1/50	980	783

Pool #RA3578,

2.00%, 9/1/50	1,295	1,038

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #RA3580,

2.00%, 9/1/50	$1,217	$979

Pool #RA3653,

1.50%, 10/1/50	588	446

Pool #RA3662,

2.50%, 10/1/50	593	494

Pool #RA3663,

2.50%, 10/1/50	619	517

Pool #RA3723,

2.00%, 10/1/50	1,277	1,023

Pool #RA3765,

2.50%, 10/1/50	606	506

Pool #RA3908,

1.50%, 11/1/50	553	419

Pool #RA3913,

2.50%, 11/1/50	6,929	5,856

Pool #RA4209,

1.50%, 12/1/50	1,791	1,357

Pool #RA4218,

2.50%, 12/1/50	7,576	6,366

Pool #RA5204,

2.00%, 5/1/51	1,582	1,254

Pool #RA5373,

2.00%, 6/1/51	738	593

Pool #RA6333,

2.00%, 11/1/51	3,880	3,084

Pool #RA6340,

2.50%, 11/1/51	2,608	2,177

Pool #RA7097,

3.50%, 4/1/52	877	789

Pool #RA7099,

2.00%, 1/1/51	2,780	2,218

Pool #RA8761,

5.50%, 3/1/53	552	555

Pool #RA8791,

5.00%, 4/1/53	1,303	1,274

Pool #RB0452,

2.00%, 2/1/41	834	705

Pool #RB5032,

2.50%, 2/1/40	71	62

Pool #RB5033,

3.00%, 2/1/40	262	237

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  120  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #RB5043,

2.50%, 4/1/40	$128	$112

Pool #RB5048,

2.50%, 5/1/40	71	62

Pool #RB5059,

2.50%, 7/1/40	91	79

Pool #RB5066,

2.50%, 8/1/40	244	213

Pool #RB5076,

2.00%, 8/1/40	519	439

Pool #RB5085,

2.00%, 11/1/40	465	393

Pool #RB5095,

2.00%, 1/1/41	350	296

Pool #RB5100,

2.00%, 2/1/41	287	243

Pool #RB5110,

1.50%, 5/1/41	1,116	915

Pool #RB5111,

2.00%, 5/1/41	465	393

Pool #RB5131,

2.00%, 10/1/41	818	689

Pool #RB5264,

5.50%, 11/1/43	194	195

Pool #RC1857,

1.50%, 2/1/36	527	460

Pool #RC2045,

2.00%, 6/1/36	266	237

Pool #SB0048,

3.00%, 8/1/34	434	406

Pool #SB0330,

2.00%, 5/1/35	370	330

Pool #SB0434,

2.00%, 10/1/35	611	545

Pool #SB0571,

2.00%, 10/1/36	1,182	1,052

Pool #SB0726,

4.00%, 8/1/37	338	329

Pool #SB0834,

2.50%, 2/1/36	966	887

Pool #SB0955,

5.50%, 8/1/38	89	90

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #SB8045,

2.50%, 5/1/35	$160	$147

Pool #SB8046,

3.00%, 5/1/35	279	260

Pool #SB8057,

2.00%, 8/1/35	553	494

Pool #SB8058,

2.50%, 8/1/35	637	581

Pool #SB8061,

2.00%, 9/1/35	976	872

Pool #SB8067,

1.50%, 9/1/35	253	220

Pool #SB8068,

1.50%, 10/1/35	273	238

Pool #SB8069,

2.00%, 10/1/35	779	696

Pool #SB8073,

1.50%, 11/1/35	353	308

Pool #SB8078,

1.50%, 12/1/35	744	649

Pool #SB8083,

1.50%, 1/1/36	431	376

Pool #SB8092,

1.50%, 3/1/36	772	672

Pool #SB8122,

1.50%, 10/1/36	1,624	1,407

Pool #SB8177,

3.50%, 9/1/37	245	233

Pool #SB8178,

4.00%, 9/1/37	237	230

Pool #SB8206,

5.00%, 1/1/38	163	163

Pool #SB8208,

5.50%, 1/1/38	81	82

Pool #SB8233,

4.50%, 6/1/38	234	231

Pool #SB8247,

5.00%, 8/1/38	88	88

Pool #SB8501,

2.00%, 8/1/35	628	561

Pool #SB8511,

2.00%, 5/1/36	1,299	1,158

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  121  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #SD0163,

3.00%, 12/1/49	$589	$515

Pool #SD0261,

3.00%, 2/1/50	241	210

Pool #SD0262,

3.50%, 2/1/50	383	351

Pool #SD0410,

2.50%, 8/1/50	1,229	1,035

Pool #SD0414,

2.50%, 8/1/50	226	189

Pool #SD0467,

2.00%, 12/1/50	570	452

Pool #SD0537,

2.00%, 3/1/51	3,119	2,474

Pool #SD0608,

2.50%, 5/1/51	2,878	2,440

Pool #SD0764,

2.50%, 10/1/51	2,489	2,082

Pool #SD1592,

4.00%, 8/1/52	743	689

Pool #SD1596,

4.00%, 9/1/52	621	581

Pool #SD1855,

5.00%, 9/1/52	537	528

Pool #SD1958,

5.00%, 11/1/52	377	374

Pool #SD2236,

5.50%, 11/1/52	1,238	1,239

Pool #SD2258,

5.00%, 1/1/53	666	652

Pool #SD2266,

5.00%, 1/1/53	621	608

Pool #SD2666,

5.00%, 3/1/53	661	647

Pool #SD2693,

6.50%, 4/1/53	659	688

Pool #SD2922,

5.00%, 5/1/53	476	465

Pool #SD2936,

5.00%, 4/1/53	388	382

Pool #SD3074,

5.50%, 5/1/53	945	943

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #SD3683,

5.50%, 9/1/53	$1,064	$1,063

Pool #SD3713,

6.50%, 8/1/53	952	981

Pool #SD3714,

6.50%, 8/1/53	573	591

Pool #SD3904,

6.50%, 9/1/53	461	474

Pool #SD3913,

5.50%, 9/1/53	294	293

Pool #SD3990,

5.50%, 9/1/53	987	1,001

Pool #SD3992,

5.50%, 9/1/53	579	583

Pool #SD4204,

6.50%, 10/1/53	742	761

Pool #SD4262,

6.00%, 11/1/53	684	701

Pool #SD4668,

6.00%, 10/1/53	492	499

Pool #SD4702,

6.50%, 1/1/54	694	713

Pool #SD7512,

3.00%, 2/1/50	498	437

Pool #SD7536,

2.50%, 2/1/51	5,666	4,771

Pool #SD7537,

2.00%, 3/1/51	3,042	2,440

Pool #SD7539,

2.00%, 4/1/51	3,019	2,441

Pool #SD7541,

2.00%, 5/1/51	2,070	1,671

Pool #SD8019,

4.50%, 10/1/49	325	314

Pool #SD8023,

2.50%, 11/1/49	284	237

Pool #SD8029,

2.50%, 12/1/49	318	266

Pool #SD8037,

2.50%, 1/1/50	324	271

Pool #SD8083,

2.50%, 8/1/50	731	610

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  122  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #SD8090,

2.00%, 9/1/50	$2,286	$1,826

Pool #SD8097,

2.00%, 8/1/50	2,002	1,599

Pool #SD8104,

1.50%, 11/1/50	3,915	2,954

Pool #SD8112,

1.50%, 12/1/50	1,163	881

Pool #SD8139,

1.50%, 4/1/51	2,232	1,689

Pool #SD8213,

3.00%, 5/1/52	1,544	1,331

Pool #SD8225,

3.00%, 7/1/52	1,854	1,598

Pool #SD8266,

4.50%, 11/1/52	2,504	2,386

Pool #SD8325,

6.00%, 5/1/53	1,006	1,016

Pool #SD8331,

5.50%, 6/1/53	653	651

Pool #SD8332,

6.00%, 6/1/53	736	743

Pool #SD8374,

6.50%, 11/1/53	473	483

Pool #SD8386,

7.00%, 12/1/53	471	486

Pool #SD8399,

7.50%, 1/1/54	285	296

6.50%, 2/1/54	799	819

Pool #ZA1036,

4.50%, 2/1/40	69	68

Pool #ZA1159,

3.50%, 4/1/42	203	188

Pool #ZA1165,

3.50%, 4/1/42	295	272

Pool #ZA1254,

3.00%, 10/1/42	914	817

Pool #ZA1334,

3.50%, 7/1/42	104	96

Pool #ZA1361,

3.50%, 5/1/43	152	139

Pool #ZA1375,

4.00%, 9/1/44	83	79

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #ZA1378,

3.50%, 10/1/44	$140	$128

Pool #ZA2773,

2.50%, 8/1/27	47	45

Pool #ZA3862,

2.50%, 5/1/31	224	210

Pool #ZA4194,

3.00%, 4/1/43	215	192

Pool #ZA4214,

3.00%, 5/1/43	338	302

Pool #ZA4715,

4.00%, 9/1/46	841	797

Pool #ZA5107,

4.00%, 11/1/47	155	146

Pool #ZA5642,

4.00%, 9/1/48	160	151

Pool #ZA5950,

4.50%, 11/1/48	390	377

Pool #ZI6135,

5.00%, 9/1/34	339	341

Pool #ZI6854,

4.50%, 12/1/37	42	41

Pool #ZI7645,

5.00%, 6/1/38	85	85

Pool #ZI8519,

4.50%, 2/1/39	16	15

Pool #ZI9349,

4.50%, 10/1/39	241	235

Pool #ZI9657,

4.50%, 1/1/40	326	318

Pool #ZI9862,

4.50%, 3/1/40	159	156

Pool #ZI9939,

4.50%, 4/1/40	98	96

Pool #ZJ0631,

4.50%, 10/1/40	124	122

Pool #ZJ1046,

4.00%, 1/1/41	159	151

Pool #ZJ1052,

4.00%, 1/1/41	140	132

Pool #ZJ1228,

4.00%, 2/1/41	203	193

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  123  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #ZJ1359,

4.50%, 3/1/41	$106	$104

Pool #ZK5468,

2.00%, 5/1/28	234	221

Pool #ZK7259,

2.50%, 4/1/30	219	206

Pool #ZK7533,

2.50%, 7/1/30	152	142

Pool #ZL1714,

4.50%, 7/1/41	145	141

Pool #ZL1806,

4.50%, 8/1/41	395	387

Pool #ZL1922,

4.00%, 9/1/41	48	45

Pool #ZL2350,

3.50%, 11/1/41	72	66

Pool #ZL3211,

3.50%, 6/1/42	285	264

Pool #ZL3245,

4.00%, 6/1/42	451	427

Pool #ZL3551,

3.50%, 8/1/42	416	384

Pool #ZL4634,

3.00%, 1/1/43	1,370	1,224

Pool #ZL4709,

3.00%, 1/1/43	305	273

Pool #ZL5074,

3.00%, 2/1/43	133	118

Pool #ZL5915,

3.50%, 5/1/43	612	563

Pool #ZL5927,

3.00%, 5/1/43	190	170

Pool #ZL6381,

3.00%, 6/1/43	296	265

Pool #ZL6467,

3.00%, 7/1/43	223	199

Pool #ZL6920,

3.50%, 8/1/43	86	79

Pool #ZL7780,

4.00%, 2/1/44	232	220

Pool #ZL8299,

3.50%, 7/1/44	604	554

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #ZL8709,

4.00%, 11/1/44	$133	$126

Pool #ZM0489,

4.00%, 11/1/45	169	161

Pool #ZM0617,

3.50%, 12/1/45	212	194

Pool #ZM1194,

3.00%, 6/1/46	253	224

Pool #ZM1933,

3.00%, 10/1/46	291	256

Pool #ZM2167,

3.00%, 11/1/46	470	414

Pool #ZM2286,

3.50%, 12/1/46	766	699

Pool #ZM3525,

3.50%, 6/1/47	115	105

Pool #ZM3933,

3.50%, 8/1/47	426	389

Pool #ZM4305,

3.50%, 9/1/47	415	378

Pool #ZM4601,

3.50%, 10/1/47	537	491

Pool #ZM4711,

4.00%, 11/1/47	675	639

Pool #ZM4736,

3.50%, 11/1/47	164	149

Pool #ZM4908,

3.50%, 11/1/47	298	272

Pool #ZM5133,

3.50%, 12/1/47	128	117

Pool #ZM5397,

3.50%, 1/1/48	234	214

Pool #ZM5659,

3.50%, 2/1/48	253	230

Pool #ZM5917,

4.00%, 3/1/48	177	168

Pool #ZM6682,

4.50%, 5/1/48	180	175

Pool #ZM7370,

4.00%, 7/1/48	114	107

Pool #ZM7378,

5.00%, 7/1/48	132	131

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  124  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #ZM7849,

4.00%, 8/1/48	$49	$47

Pool #ZM8045,

4.00%, 9/1/48	171	161

Pool #ZM8575,

4.50%, 10/1/48	129	125

Pool #ZN1506,

3.50%, 11/1/48	620	565

Pool #ZN3447,

3.50%, 2/1/49	116	106

Pool #ZS0932,

4.50%, 8/1/34	8	8

Pool #ZS1567,

5.00%, 8/1/37	11	11

Pool #ZS2391,

5.00%, 9/1/38	21	21

Pool #ZS2499,

5.00%, 3/1/38	48	49

Pool #ZS2533,

4.50%, 2/1/39	51	50

Pool #ZS2827,

4.50%, 11/1/39	121	119

Pool #ZS2905,

4.50%, 4/1/40	170	166

Pool #ZS3554,

3.50%, 7/1/42	193	178

Pool #ZS3596,

4.00%, 6/1/42	510	483

Pool #ZS3613,

4.00%, 8/1/42	260	247

Pool #ZS3792,

2.50%, 7/1/43	261	224

Pool #ZS4078,

3.50%, 1/1/45	271	249

Pool #ZS4127,

4.50%, 7/1/44	114	111

Pool #ZS4472,

3.50%, 2/1/42	185	171

Pool #ZS4536,

3.50%, 10/1/43	268	246

Pool #ZS4584,

3.00%, 9/1/44	97	87

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #ZS4600,

4.00%, 1/1/45	$276	$261

Pool #ZS4607,

3.50%, 3/1/45	355	324

Pool #ZS4617,

3.00%, 6/1/45	183	162

Pool #ZS4618,

3.50%, 6/1/45	289	264

Pool #ZS4621,

3.00%, 7/1/45	441	392

Pool #ZS4627,

4.00%, 8/1/45	96	91

Pool #ZS4629,

3.00%, 9/1/45	1,342	1,190

Pool #ZS4630,

3.50%, 9/1/45	195	178

Pool #ZS4634,

4.00%, 10/1/45	115	109

Pool #ZS4639,

4.00%, 11/1/45	118	112

Pool #ZS4642,

3.50%, 12/1/45	399	364

Pool #ZS4655,

3.50%, 3/1/46	195	178

Pool #ZS4667,

3.00%, 6/1/46	281	248

Pool #ZS4671,

3.00%, 8/1/46	633	558

Pool #ZS4677,

3.00%, 9/1/46	176	155

Pool #ZS4682,

3.00%, 10/1/46	233	205

Pool #ZS4703,

3.00%, 2/1/47	183	161

Pool #ZS4722,

3.50%, 6/1/47	178	163

Pool #ZS4730,

3.50%, 8/1/47	66	61

Pool #ZS4740,

4.00%, 10/1/47	318	299

Pool #ZS4743,

3.50%, 11/1/47	435	397

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  125  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #ZS4745,

4.50%, 11/1/47	$297	$289

Pool #ZS4747,

3.50%, 12/1/47	121	110

Pool #ZS4748,

4.00%, 12/1/47	330	312

Pool #ZS4749,

4.50%, 12/1/47	100	97

Pool #ZS4752,

4.00%, 1/1/48	261	247

Pool #ZS4759,

3.50%, 3/1/48	259	237

Pool #ZS4769,

4.00%, 5/1/48	140	133

Pool #ZS4773,

4.50%, 6/1/48	43	42

Pool #ZS4781,

4.50%, 7/1/48	108	105

Pool #ZS4785,

4.00%, 8/1/48	106	100

Pool #ZS6948,

2.50%, 11/1/28	107	103

Pool #ZS8023,

2.00%, 8/1/32	44	40

Pool #ZS8495,

2.50%, 8/1/28	503	480

Pool #ZS8628,

2.00%, 11/1/31	71	66

Pool #ZS8639,

2.00%, 1/1/32	25	23

Pool #ZS9449,

3.50%, 8/1/45	292	267

Pool #ZS9495,

3.50%, 10/1/45	469	429

Pool #ZS9580,

3.50%, 12/1/45	418	381

Pool #ZS9805,

3.00%, 9/1/46	432	381

Pool #ZS9827,

3.00%, 10/1/46	391	346

Pool #ZT0495,

4.50%, 8/1/48	47	45

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac – 9.1% continued

Pool #ZT0524,

4.50%, 9/1/48	$249	$241

Pool #ZT0542,

4.00%, 7/1/48	474	449

Pool #ZT0712,

4.00%, 10/1/48	151	142

Pool #ZT0787,

4.00%, 10/1/48	139	131

Pool #ZT1702,

4.00%, 1/1/49	261	245

Pool #ZT2091,

3.00%, 6/1/34	64	60

		214,423

Freddie Mac Gold – 0.3%

Pool #A16753,

5.00%, 11/1/33	24	24

Pool #A17665,

5.00%, 1/1/34	24	25

Pool #A27950,

5.50%, 11/1/34	57	58

Pool #A31136,

5.50%, 1/1/35	114	116

Pool #A39306,

5.50%, 11/1/35	21	22

Pool #A46224,

5.00%, 7/1/35	6	6

Pool #A48104,

5.00%, 1/1/36	27	27

Pool #A57604,

5.00%, 3/1/37	33	33

Pool #A58718,

5.50%, 3/1/37	5	5

Pool #A59081,

5.50%, 4/1/37	32	33

Pool #A61560,

5.50%, 10/1/36	73	75

Pool #A64474,

5.50%, 9/1/37	6	6

Pool #A67116,

7.00%, 10/1/37	13	13

Pool #A68761,

5.50%, 9/1/37	102	104

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  126  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac Gold – 0.3% continued

Pool #A69303,

6.00%, 11/1/37	$7	$8

Pool #A73778,

5.00%, 2/1/38	33	33

Pool #A74134,

7.00%, 2/1/38	17	18

Pool #A81606,

6.00%, 9/1/38	14	15

Pool #A83008,

5.50%, 11/1/38	85	87

Pool #A91541,

5.00%, 3/1/40	70	70

Pool #C91009,

5.00%, 11/1/26	1	1

Pool #C91247,

5.00%, 4/1/29	25	25

Pool #C91370,

4.50%, 5/1/31	58	57

Pool #C91826,

3.00%, 5/1/35	79	73

Pool #C91858,

3.00%, 12/1/35	81	75

Pool #C91879,

3.00%, 6/1/36	95	88

Pool #C91891,

3.00%, 9/1/36	120	110

Pool #C91904,

2.50%, 11/1/36	71	64

Pool #C91908,

3.00%, 1/1/37	47	43

Pool #D97564,

5.00%, 1/1/28	51	50

Pool #D99094,

3.00%, 3/1/32	69	65

Pool #E04044,

3.50%, 8/1/27	116	114

Pool #G02064,

5.00%, 2/1/36	38	38

Pool #G02069,

5.50%, 3/1/36	6	6

Pool #G02386,

6.00%, 11/1/36	56	59

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac Gold – 0.3% continued

Pool #G02391,

6.00%, 11/1/36	$2	$2

Pool #G02540,

5.00%, 11/1/34	20	20

Pool #G02649,

6.00%, 1/1/37	4	4

Pool #G02789,

6.00%, 4/1/37	291	302

Pool #G02911,

6.00%, 4/1/37	4	4

Pool #G02973,

6.00%, 6/1/37	8	8

Pool #G03121,

5.00%, 6/1/36	33	34

Pool #G03134,

5.50%, 8/1/36	15	16

Pool #G03218,

6.00%, 9/1/37	5	5

Pool #G03351,

6.00%, 9/1/37	16	16

Pool #G03513,

6.00%, 11/1/37	18	19

Pool #G03600,

7.00%, 11/1/37	9	9

Pool #G03737,

6.50%, 11/1/37	112	118

Pool #G03992,

6.00%, 3/1/38	20	21

Pool #G04287,

5.00%, 5/1/38	32	32

Pool #G04459,

5.50%, 6/1/38	29	30

Pool #G04611,

6.00%, 7/1/38	59	62

Pool #G04650,

6.50%, 9/1/38	24	25

Pool #G05733,

5.00%, 11/1/39	91	91

Pool #G05969,

5.00%, 8/1/40	45	45

Pool #G06767,

5.00%, 10/1/41	196	196

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  127  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac Gold – 0.3% continued

Pool #G06947,

6.00%, 5/1/40	$67	$70

Pool #G08189,

7.00%, 3/1/37	13	13

Pool #G08192,

5.50%, 4/1/37	14	15

Pool #G08341,

5.00%, 4/1/39	248	248

Pool #G14554,

4.50%, 7/1/26	2	2

Pool #G14891,

3.00%, 10/1/28	68	65

Pool #G15134,

3.00%, 5/1/29	53	51

Pool #G16562,

3.50%, 8/1/33	207	199

Pool #G16774,

3.50%, 2/1/34	98	94

Pool #G16786,

4.00%, 4/1/34	124	121

Pool #G18438,

2.50%, 6/1/27	55	53

Pool #G18571,

2.50%, 10/1/30	112	105

Pool #G18601,

3.00%, 5/1/31	148	141

Pool #G18664,

3.50%, 10/1/32	87	84

Pool #G18681,

3.00%, 3/1/33	292	275

Pool #G30327,

4.50%, 1/1/27	5	5

Pool #G31020,

2.50%, 2/1/37	27	24

Pool #G31057,

3.00%, 2/1/38	152	140

Pool #G67713,

4.00%, 6/1/48	523	495

Pool #J11136,

4.00%, 11/1/24	1	1

Pool #J12098,

4.50%, 4/1/25	23	23

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Freddie Mac Gold – 0.3% continued

Pool #J14808,

3.50%, 3/1/26	$61	$59

Pool #J16932,

3.00%, 10/1/26	37	36

Pool #J17055,

3.00%, 11/1/26	30	29

Pool #J17232,

3.00%, 11/1/26	34	33

Pool #J20834,

2.50%, 10/1/27	103	99

Pool #J22069,

2.50%, 1/1/28	28	27

Pool #J22986,

2.50%, 3/1/28	220	211

Pool #J30435,

3.00%, 1/1/30	140	134

Pool #J32244,

3.00%, 7/1/30	602	574

Pool #K90071,

3.00%, 2/1/33	201	189

Pool #K90641,

3.50%, 6/1/33	27	26

Pool #K90791,

3.00%, 7/1/33	116	109

Pool #V60886,

2.50%, 8/1/30	74	69

Pool #V60902,

2.50%, 8/1/30	62	58

Pool #V61347,

2.50%, 10/1/31	250	234

		6,816

Government National Mortgage Association I – 0.2%

Pool #510835,

5.50%, 2/15/35	8	8

Pool #553463,

3.50%, 1/15/42	248	232

Pool #597889,

5.50%, 6/15/33	56	58

Pool #614169,

5.00%, 7/15/33	15	15

Pool #616879,

3.50%, 2/15/42	196	183

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  128  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association I – 0.2% continued

Pool #617739,

6.00%, 10/15/37	$3	$3

Pool #634431,

6.00%, 9/15/34	9	10

Pool #641416,

5.50%, 4/15/35	44	45

Pool #646341,

6.00%, 11/15/36	8	8

Pool #648538,

5.00%, 12/15/35	47	47

Pool #651753,

5.50%, 3/15/36	4	4

Pool #670030,

3.00%, 7/15/45	167	149

Pool #675211,

6.50%, 3/15/38	5	5

Pool #675484,

5.50%, 6/15/38	14	14

Pool #676360,

6.50%, 10/15/37	2	2

Pool #682899,

6.00%, 9/15/40	96	99

Pool #687824,

5.50%, 8/15/38	38	39

Pool #687900,

5.00%, 9/15/38	51	52

Pool #687901,

5.00%, 9/15/38	17	17

Pool #692309,

6.00%, 1/15/39	18	19

Pool #697645,

5.50%, 10/15/38	16	17

Pool #698236,

5.00%, 6/15/39	103	104

Pool #698336,

4.50%, 5/15/39	96	94

Pool #699277,

6.00%, 9/15/38	3	3

Pool #700918,

5.50%, 11/15/38	21	21

Pool #700972,

5.50%, 11/15/38	9	9

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association I – 0.2% continued

Pool #703677,

5.50%, 6/15/39	$73	$75

Pool #704185,

5.50%, 1/15/39	14	14

Pool #704514,

4.50%, 5/15/39	208	205

Pool #717175,

4.50%, 6/15/39	105	103

Pool #719262,

5.00%, 8/15/40	59	59

Pool #720202,

4.50%, 7/15/39	82	81

Pool #723231,

4.00%, 10/15/39	83	79

Pool #723339,

5.00%, 9/15/39	46	46

Pool #726085,

4.00%, 11/15/24	3	3

Pool #728629,

4.50%, 1/15/40	148	146

Pool #736768,

3.00%, 11/15/42	423	382

Pool #737286,

4.50%, 5/15/40	116	114

Pool #737416,

3.50%, 9/15/25	6	6

Pool #738134,

3.50%, 4/15/26	15	14

Pool #738247,

4.50%, 4/15/41	59	58

Pool #745215,

4.00%, 7/15/25	6	6

Pool #747643,

4.50%, 8/15/40	142	140

Pool #760874,

3.50%, 2/15/26	17	16

Pool #768800,

4.50%, 6/15/41	30	29

Pool #773939,

4.00%, 11/15/41	183	174

Pool #778957,

3.50%, 3/15/42	248	232

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  129  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association I – 0.2% continued

Pool #782131,

5.50%, 12/15/36	$15	$15

Pool #782150,

5.50%, 4/15/37	21	21

Pool #782259,

5.00%, 2/15/36	41	42

Pool #782272,

5.50%, 2/15/38	36	37

Pool #782498,

6.00%, 12/15/38	17	18

Pool #782584,

5.00%, 3/15/39	22	22

Pool #782675,

4.50%, 6/15/24(10)	—	—

Pool #782696,

5.00%, 6/15/39	97	98

Pool #782831,

6.00%, 12/15/39	13	13

Pool #783176,

4.00%, 11/15/40	260	248

Pool #783740,

2.50%, 12/15/27	29	28

Pool #AA5391,

3.50%, 6/15/42	15	14

Pool #AA6089,

3.00%, 2/15/43	185	167

Pool #AB2761,

3.50%, 8/15/42	48	45

Pool #AB2891,

3.00%, 9/15/42	67	61

Pool #AD8781,

3.00%, 3/15/43	158	143

Pool #AD9016,

3.00%, 4/15/43	126	114

Pool #AL1763,

3.50%, 1/15/45	66	61

		4,386

Government National Mortgage Association II – 5.8%

Pool #3570,

6.00%, 6/20/34	19	19

Pool #3665,

5.50%, 1/20/35	48	49

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #3852,

6.00%, 5/20/36	$8	$9

Pool #3879,

6.00%, 7/20/36	22	22

Pool #3910,

6.00%, 10/20/36	12	13

Pool #3994,

5.00%, 6/20/37	8	8

Pool #4018,

6.50%, 8/20/37	30	32

Pool #4026,

5.00%, 9/20/37	10	10

Pool #4027,

5.50%, 9/20/37	5	5

Pool #4040,

6.50%, 10/20/37	7	7

Pool #4098,

5.50%, 3/20/38	37	38

Pool #4116,

6.50%, 4/20/38	15	15

Pool #4170,

6.00%, 6/20/38	28	29

Pool #4194,

5.50%, 7/20/38	64	66

Pool #4243,

5.00%, 9/20/38	16	16

Pool #4244,

5.50%, 9/20/38	19	20

Pool #4245,

6.00%, 9/20/38	10	10

Pool #4269,

6.50%, 10/20/38	14	15

Pool #4290,

5.50%, 11/20/38	12	13

Pool #4344,

6.00%, 1/20/39	22	23

Pool #4345,

6.50%, 1/20/39	16	17

Pool #4425,

5.50%, 4/20/39	38	39

Pool #4559,

5.00%, 10/20/39	77	78

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  130  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #4561,

6.00%, 10/20/39	$45	$46

Pool #4617,

4.50%, 1/20/40	23	22

Pool #4619,

5.50%, 1/20/40	88	91

Pool #4713,

4.50%, 6/20/40	65	64

Pool #4747,

5.00%, 7/20/40	59	59

Pool #4881,

3.50%, 12/20/40	254	236

Pool #4882,

4.00%, 12/20/40	563	542

Pool #4923,

4.50%, 1/20/41	60	59

Pool #5050,

4.00%, 5/20/26	17	16

Pool #5081,

4.00%, 6/20/41	96	92

Pool #5082,

4.50%, 6/20/41	97	95

Pool #5114,

4.00%, 7/20/41	360	347

Pool #5141,

5.00%, 8/20/41	58	59

Pool #5175,

4.50%, 9/20/41	57	57

Pool #5202,

3.50%, 10/20/41	153	142

Pool #5203,

4.00%, 10/20/41	91	87

Pool #5232,

3.50%, 11/20/41	286	266

Pool #5264,

5.50%, 12/20/41	6	6

Pool #5280,

4.00%, 1/20/42	105	100

Pool #5304,

3.50%, 2/20/42	107	99

Pool #5317,

5.50%, 2/20/42	48	50

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #5331,

3.50%, 3/20/42	$168	$156

Pool #626951,

3.00%, 6/20/45	472	411

Pool #737602,

4.00%, 11/20/40	140	133

Pool #752757,

4.50%, 11/20/40	184	180

Pool #755677,

4.00%, 12/20/40	81	78

Pool #766711,

4.00%, 5/20/42	447	429

Pool #782433,

6.00%, 10/20/38	41	42

Pool #783976,

3.50%, 4/20/43	1,247	1,144

Pool #784345,

3.50%, 7/20/47	356	336

Pool #AA5970,

3.00%, 1/20/43	500	445

Pool #AA6149,

3.00%, 3/20/43	485	441

Pool #AA6160,

3.50%, 3/20/43	154	142

Pool #AA6243,

3.50%, 4/20/43	49	44

Pool #AB9443,

3.50%, 11/20/42	197	180

Pool #AD1755,

3.50%, 2/20/43	307	281

Pool #AD8825,

3.50%, 3/20/43	159	145

Pool #AF5097,

4.00%, 8/20/43	428	409

Pool #AJ0645,

3.50%, 7/20/44	140	128

Pool #AJ3643,

4.00%, 10/20/44	338	321

Pool #AO7682,

4.00%, 8/20/45	304	288

Pool #BB6965,

3.50%, 7/20/47	256	235

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  131  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #BE9902,

4.50%, 6/20/48	$83	$80

Pool #MA0006,

2.50%, 4/20/27	21	20

Pool #MA0022,

3.50%, 4/20/42	166	154

Pool #MA0088,

3.50%, 5/20/42	376	350

Pool #MA0220,

3.50%, 7/20/42	196	182

Pool #MA0318,

3.50%, 8/20/42	363	338

Pool #MA0321,

5.00%, 8/20/42	83	84

Pool #MA0391,

3.00%, 9/20/42	843	759

Pool #MA0392,

3.50%, 9/20/42	163	151

Pool #MA0698,

3.00%, 1/20/43	198	178

Pool #MA0826,

3.00%, 3/20/28	30	29

Pool #MA0850,

2.50%, 3/20/43	82	71

Pool #MA0851,

3.00%, 3/20/43	286	257

Pool #MA0933,

3.00%, 4/20/43	346	311

Pool #MA0934,

3.50%, 4/20/43	113	105

Pool #MA1011,

3.00%, 5/20/43	333	300

Pool #MA1012,

3.50%, 5/20/43	306	284

Pool #MA1089,

3.00%, 6/20/43	352	317

Pool #MA1224,

3.50%, 8/20/43	247	230

Pool #MA1285,

3.50%, 9/20/43	146	136

Pool #MA1839,

4.00%, 4/20/44	74	71

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA1920,

4.00%, 5/20/44	$78	$75

Pool #MA2224,

4.00%, 9/20/44	444	427

Pool #MA2444,

3.00%, 12/20/44	52	47

Pool #MA2521,

3.50%, 1/20/45	219	203

Pool #MA2522,

4.00%, 1/20/45	95	91

Pool #MA2677,

3.00%, 3/20/45	106	95

Pool #MA2753,

3.00%, 4/20/45	290	261

Pool #MA2754,

3.50%, 4/20/45	117	108

Pool #MA2891,

3.00%, 6/20/45	322	288

Pool #MA2892,

3.50%, 6/20/45	110	102

Pool #MA2960,

3.00%, 7/20/45	265	238

Pool #MA3034,

3.50%, 8/20/45	321	297

Pool #MA3104,

3.00%, 9/20/45	382	344

Pool #MA3106,

4.00%, 9/20/45	278	266

Pool #MA3172,

3.00%, 10/20/45	70	63

Pool #MA3174,

4.00%, 10/20/45	155	148

Pool #MA3244,

3.50%, 11/20/45	245	227

Pool #MA3245,

4.00%, 11/20/45	569	543

Pool #MA3310,

3.50%, 12/20/45	923	854

Pool #MA3378,

4.50%, 1/20/46	358	353

Pool #MA3521,

3.50%, 3/20/46	455	419

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  132  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA3522,

4.00%, 3/20/46	$131	$125

Pool #MA3596,

3.00%, 4/20/46	260	233

Pool #MA3597,

3.50%, 4/20/46	460	426

Pool #MA3662,

3.00%, 5/20/46	432	387

Pool #MA3663,

3.50%, 5/20/46	274	253

Pool #MA3664,

4.00%, 5/20/46	125	119

Pool #MA3735,

3.00%, 6/20/46	523	468

Pool #MA3736,

3.50%, 6/20/46	354	327

Pool #MA3777,

2.50%, 7/20/31	43	40

Pool #MA3778,

3.00%, 7/20/31	56	54

Pool #MA3802,

3.00%, 7/20/46	616	551

Pool #MA3803,

3.50%, 7/20/46	521	482

Pool #MA3873,

3.00%, 8/20/46	236	212

Pool #MA3874,

3.50%, 8/20/46	246	228

Pool #MA3912,

2.50%, 9/20/31	63	59

Pool #MA3936,

3.00%, 9/20/46	541	484

Pool #MA4002,

2.50%, 10/20/46	41	35

Pool #MA4003,

3.00%, 10/20/46	361	323

Pool #MA4067,

2.50%, 11/20/46	337	292

Pool #MA4101,

2.50%, 12/20/31	34	32

Pool #MA4125,

2.50%, 12/20/46	23	20

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA4196,

3.50%, 1/20/47	$371	$342

Pool #MA4322,

4.00%, 3/20/47	143	136

Pool #MA4382,

3.50%, 4/20/47	117	108

Pool #MA4509,

3.00%, 6/20/47	564	504

Pool #MA4512,

4.50%, 6/20/47	209	205

Pool #MA4624,

3.00%, 8/20/32	47	45

Pool #MA4652,

3.50%, 8/20/47	486	448

Pool #MA4718,

3.00%, 9/20/47	1,324	1,184

Pool #MA4719,

3.50%, 9/20/47	753	694

Pool #MA4778,

3.50%, 10/20/47	474	437

Pool #MA4838,

4.00%, 11/20/47	67	64

Pool #MA4900,

3.50%, 12/20/47	477	439

Pool #MA4962,

3.50%, 1/20/48	441	406

Pool #MA4963,

4.00%, 1/20/48	163	154

Pool #MA5021,

4.50%, 2/20/48	219	214

Pool #MA5077,

3.50%, 3/20/48	514	474

Pool #MA5137,

4.00%, 4/20/48	69	66

Pool #MA5191,

3.50%, 5/20/48	300	276

Pool #MA5264,

4.00%, 6/20/48	174	164

Pool #MA5265,

4.50%, 6/20/48	172	167

Pool #MA5266,

5.00%, 6/20/48	230	230

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  133  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA5330,

4.00%, 7/20/48	$229	$216

Pool #MA5331,

4.50%, 7/20/48	348	339

Pool #MA5398,

4.00%, 8/20/48	161	152

Pool #MA5399,

4.50%, 8/20/48	174	169

Pool #MA5466,

4.00%, 9/20/48	393	372

Pool #MA5467,

4.50%, 9/20/48	203	198

Pool #MA5528,

4.00%, 10/20/48	226	213

Pool #MA5529,

4.50%, 10/20/48	199	194

Pool #MA5595,

4.00%, 11/20/48	79	75

Pool #MA5653,

5.00%, 12/20/48	257	256

Pool #MA5818,

4.50%, 3/20/49	202	197

Pool #MA5931,

4.00%, 5/20/49	409	387

Pool #MA5985,

3.50%, 6/20/49	428	395

Pool #MA6040,

4.00%, 7/20/49	487	461

Pool #MA6217,

2.50%, 10/20/49	191	164

Pool #MA6218,

3.00%, 10/20/49	706	629

Pool #MA6282,

2.50%, 11/20/49	507	435

Pool #MA6283,

3.00%, 11/20/49	1,073	955

Pool #MA6310,

3.00%, 12/20/34	42	39

Pool #MA6337,

2.50%, 12/20/49	150	129

Pool #MA6338,

3.00%, 12/20/49	1,606	1,428

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA6339,

3.50%, 12/20/49	$824	$758

Pool #MA6408,

2.50%, 1/20/50	396	340

Pool #MA6409,

3.00%, 1/20/50	462	411

Pool #MA6410,

3.50%, 1/20/50	826	760

Pool #MA6655,

2.50%, 5/20/50	330	283

Pool #MA6709,

2.50%, 6/20/50	1,533	1,312

Pool #MA6765,

2.50%, 7/20/50	1,765	1,509

Pool #MA6819,

2.50%, 8/20/50	982	840

Pool #MA6820,

3.00%, 8/20/50	766	677

Pool #MA6865,

2.50%, 9/20/50	761	651

Pool #MA6866,

3.00%, 9/20/50	4,898	4,349

Pool #MA6930,

2.00%, 10/20/50	1,164	956

Pool #MA6931,

2.50%, 10/20/50	2,475	2,116

Pool #MA6994,

2.00%, 11/20/50	1,519	1,246

Pool #MA6995,

2.50%, 11/20/50	1,216	1,040

Pool #MA7051,

2.00%, 12/20/50	2,028	1,665

Pool #MA7052,

2.50%, 12/20/50	1,393	1,191

Pool #MA7135,

2.00%, 1/20/51	3,985	3,271

Pool #MA7136,

2.50%, 1/20/51	1,598	1,365

Pool #MA7164,

2.00%, 2/20/36	345	309

Pool #MA7192,

2.00%, 2/20/51	3,213	2,636

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  134  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA7193,

2.50%, 2/20/51	$729	$623

Pool #MA7254,

2.00%, 3/20/51	3,561	2,922

Pool #MA7311,

2.00%, 4/20/51	2,189	1,796

Pool #MA7312,

2.50%, 4/20/51	1,369	1,168

Pool #MA7366,

2.00%, 5/20/51	820	673

Pool #MA7367,

2.50%, 5/20/51	778	664

Pool #MA7417,

2.00%, 6/20/51	3,776	3,097

Pool #MA7418,

2.50%, 6/20/51	1,480	1,264

Pool #MA7471,

2.00%, 7/20/51	2,963	2,431

Pool #MA7472,

2.50%, 7/20/51	2,306	1,968

Pool #MA7534,

2.50%, 8/20/51	2,036	1,738

Pool #MA7535,

3.00%, 8/20/51	962	849

Pool #MA7588,

2.00%, 9/20/51	1,617	1,326

Pool #MA7589,

2.50%, 9/20/51	3,190	2,722

Pool #MA7647,

1.50%, 10/20/51	419	330

Pool #MA7649,

2.50%, 10/20/51	1,547	1,319

Pool #MA7704,

2.00%, 11/20/51	1,675	1,374

Pool #MA7705,

2.50%, 11/20/51	1,646	1,405

Pool #MA7880,

2.00%, 2/20/52	1,735	1,424

Pool #MA7881,

2.50%, 2/20/52	1,289	1,099

Pool #MA7936,

2.50%, 3/20/52	863	736

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA7988,

3.00%, 4/20/52	$1,755	$1,549

Pool #MA7989,

3.50%, 4/20/52	533	486

Pool #MA8042,

2.50%, 5/20/52	1,756	1,498

Pool #MA8148,

3.00%, 7/20/52	617	545

Pool #MA8151,

4.50%, 7/20/52	1,815	1,747

Pool #MA8201,

4.50%, 8/20/52	731	704

Pool #MA8266,

3.50%, 9/20/52	922	840

Pool #MA8267,

4.00%, 9/20/52	1,852	1,734

Pool #MA8268,

4.50%, 9/20/52	922	888

Pool #MA8429,

5.50%, 11/20/52	273	273

Pool #MA8430,

6.00%, 11/20/52	84	85

Pool #MA8489,

4.50%, 12/20/52	1,886	1,815

Pool #MA8490,

5.00%, 12/20/52	1,861	1,831

Pool #MA8491,

5.50%, 12/20/52	1,818	1,819

Pool #MA8492,

6.00%, 12/20/52	504	509

Pool #MA8569,

5.00%, 1/20/53	1,880	1,849

Pool #MA8723,

4.00%, 3/20/53	1,802	1,687

Pool #MA8945,

4.00%, 6/20/53	290	272

Pool #MA8947,

5.00%, 6/20/53	976	960

Pool #MA8948,

5.50%, 6/20/53	963	963

Pool #MA8949,

6.00%, 6/20/53	2,275	2,298

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  135  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 27.7% (11) continued

Government National Mortgage Association II – 5.8% continued

Pool #MA8950,

6.50%, 6/20/53	$1,267	$1,289

Pool #MA9015,

4.50%, 7/20/53	982	944

Pool #MA9016,

5.00%, 7/20/53	2,356	2,316

Pool #MA9017,

5.50%, 7/20/53	1,562	1,562

Pool #MA9106,

5.50%, 8/20/53	983	983

Pool #MA9107,

6.00%, 8/20/53	490	495

Pool #MA9240,

5.00%, 10/20/53	793	780

Pool #MA9241,

5.50%, 10/20/53	792	792

Pool #MA9242,

6.00%, 10/20/53	988	998

Pool #MA9243,

6.50%, 10/20/53	493	502

Pool #MA9244,

7.00%, 10/20/53	492	503

Pool #MA9305, 11/20/53(2)	990	990

5.50%, 11/20/53	298	298

Pool #MA9306,

6.00%, 11/20/53	694	701

Pool #MA9307,
6.50%, 11/20/53	495	504
Pool #MA9366,
7.50%, 12/20/53	199	204
Pool #MA9424,
6.00%, 1/20/54	498	503
Pool #MA9425,
6.50%, 1/20/54	1,193	1,214
Pool #MA9426,

7.00%, 1/20/54	694	710

		137,475

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	1,650	1,731

Total U.S. Government Agencies

(Cost $739,842)		651,934

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 41.2%

U.S. Treasury Bonds – 8.5%

4.50%, 2/15/36	$700	$729

4.75%, 2/15/37	500	532

5.00%, 5/15/37	500	544

4.38%, 2/15/38	1,000	1,021

4.50%, 5/15/38	1,000	1,033

3.50%, 2/15/39	1,000	920

4.25%, 5/15/39	1,100	1,099

4.50%, 8/15/39	1,000	1,026

4.38%, 11/15/39	1,500	1,515

4.63%, 2/15/40	1,500	1,556

1.13%, 5/15/40	4,000	2,504

4.38%, 5/15/40	2,000	2,014

1.13%, 8/15/40	4,500	2,791

3.88%, 8/15/40	1,000	945

1.38%, 11/15/40	5,000	3,221

4.25%, 11/15/40	1,500	1,482

1.88%, 2/15/41	6,000	4,190

4.75%, 2/15/41	1,000	1,048

2.25%, 5/15/41	5,000	3,700

4.38%, 5/15/41	1,000	1,000

1.75%, 8/15/41	5,500	3,718

3.75%, 8/15/41	1,000	922

2.00%, 11/15/41	5,000	3,514

3.13%, 11/15/41	1,500	1,262

2.38%, 2/15/42	4,750	3,539

3.13%, 2/15/42	1,000	838

3.00%, 5/15/42	750	615

3.25%, 5/15/42	4,000	3,406

2.75%, 8/15/42	1,500	1,179

3.38%, 8/15/42	3,500	3,028

2.75%, 11/15/42	2,000	1,568

4.00%, 11/15/42	3,500	3,302

3.13%, 2/15/43	1,000	830

3.88%, 2/15/43	3,500	3,240

2.88%, 5/15/43	3,000	2,388

3.88%, 5/15/43	3,500	3,235

3.63%, 8/15/43	1,400	1,247

4.38%, 8/15/43	3,800	3,760

3.75%, 11/15/43	2,000	1,812

4.75%, 11/15/43	3,000	3,117

3.63%, 2/15/44	2,000	1,777

3.38%, 5/15/44	1,000	855

3.13%, 8/15/44	2,500	2,051

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  136  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 41.2% continued

U.S. Treasury Bonds – 8.5% continued

3.00%, 11/15/44	$2,500	$2,005

2.50%, 2/15/45	3,000	2,197

3.00%, 5/15/45	1,500	1,198

2.88%, 8/15/45	2,000	1,559

3.00%, 11/15/45	1,250	994

2.50%, 2/15/46	2,500	1,811

2.50%, 5/15/46	2,500	1,807

2.25%, 8/15/46	3,000	2,057

2.88%, 11/15/46	1,500	1,158

3.00%, 2/15/47	2,500	1,970

3.00%, 5/15/47	2,000	1,574

2.75%, 8/15/47	3,000	2,249

2.75%, 11/15/47	3,000	2,246

3.00%, 2/15/48	3,500	2,742

3.13%, 5/15/48	3,500	2,804

3.00%, 8/15/48	4,000	3,127

3.38%, 11/15/48	4,000	3,349

3.00%, 2/15/49	4,500	3,515

2.88%, 5/15/49	4,500	3,429

2.25%, 8/15/49	4,000	2,672

2.38%, 11/15/49	4,000	2,745

2.00%, 2/15/50	4,500	2,824

1.25%, 5/15/50	5,500	2,819

1.38%, 8/15/50	6,000	3,176

1.63%, 11/15/50	6,000	3,396

1.88%, 2/15/51	6,500	3,924

2.38%, 5/15/51	7,000	4,762

2.00%, 8/15/51	7,000	4,346

1.88%, 11/15/51	6,500	3,902

2.25%, 2/15/52	5,500	3,625

2.88%, 5/15/52	5,500	4,170

3.00%, 8/15/52	5,000	3,891

4.00%, 11/15/52	5,000	4,710

3.63%, 2/15/53	5,000	4,399

3.63%, 5/15/53	5,000	4,401

4.13%, 8/15/53	5,500	5,295

4.75%, 11/15/53	6,000	6,416

4.25%, 2/15/54	3,500	3,449

		200,786

U.S. Treasury Notes – 32.7%

2.63%, 4/15/25	5,000	4,880

0.38%, 4/30/25	5,000	4,760

3.88%, 4/30/25	5,000	4,941

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 41.2% continued

U.S. Treasury Notes – 32.7% continued

2.13%, 5/15/25	$5,000	$4,846

2.75%, 5/15/25	5,000	4,880

4.25%, 5/31/25	5,000	4,960

2.75%, 6/30/25	5,000	4,871

4.63%, 6/30/25	5,000	4,982

3.00%, 7/15/25	5,000	4,883

0.25%, 7/31/25	5,000	4,704

4.75%, 7/31/25	5,000	4,992

2.00%, 8/15/25	5,000	4,813

3.13%, 8/15/25	5,000	4,887

0.25%, 8/31/25	5,000	4,689

5.00%, 8/31/25	5,000	5,011

3.00%, 9/30/25	5,000	4,871

5.00%, 9/30/25	5,000	5,013

4.25%, 10/15/25	5,000	4,960

0.25%, 10/31/25	5,000	4,658

4.50%, 11/15/25	10,000	9,957

2.88%, 11/30/25	5,000	4,851

4.88%, 11/30/25	10,000	10,016

2.63%, 12/31/25	10,000	9,652

4.25%, 12/31/25	5,000	4,960

3.88%, 1/15/26	5,000	4,929

0.38%, 1/31/26	5,000	4,623

4.25%, 1/31/26	5,000	4,962

1.63%, 2/15/26	5,000	4,729

4.00%, 2/15/26	5,000	4,939

0.50%, 2/28/26	5,000	4,622

4.63%, 2/28/26	6,000	5,996

4.63%, 3/15/26	5,000	4,997

0.75%, 3/31/26	5,000	4,634

4.50%, 3/31/26	5,000	4,989

0.75%, 4/30/26	5,000	4,621

1.63%, 5/15/26	5,000	4,701

3.63%, 5/15/26	10,000	9,804

0.88%, 6/30/26	10,000	9,223

0.63%, 7/31/26	10,000	9,141

1.50%, 8/15/26	10,000	9,322

4.38%, 8/15/26	5,000	4,982

0.75%, 8/31/26	5,000	4,572

4.63%, 9/15/26	5,000	5,013

1.63%, 9/30/26	5,000	4,665

4.63%, 10/15/26	10,000	10,032

1.13%, 10/31/26	10,000	9,188

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  137  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 41.2% continued

U.S. Treasury Notes – 32.7% continued

2.00%, 11/15/26	$10,000	$9,391

4.63%, 11/15/26	10,000	10,036

1.25%, 11/30/26	5,000	4,599

4.38%, 12/15/26	5,000	4,989

1.25%, 12/31/26	5,000	4,592

1.50%, 1/31/27	10,000	9,225

2.25%, 2/15/27	5,000	4,709

1.13%, 2/28/27	5,000	4,554

4.25%, 3/15/27	5,000	4,979

2.50%, 3/31/27	5,000	4,736

2.75%, 4/30/27	5,000	4,763

2.38%, 5/15/27	5,000	4,707

0.50%, 5/31/27	5,000	4,430

3.25%, 6/30/27	7,000	6,763

2.75%, 7/31/27	10,000	9,501

2.25%, 8/15/27	10,000	9,341

0.50%, 8/31/27	5,000	4,394

4.13%, 9/30/27	5,000	4,963

0.50%, 10/31/27	5,000	4,368

4.13%, 10/31/27	5,000	4,963

2.25%, 11/15/27	5,000	4,653

0.63%, 11/30/27	5,000	4,378

0.63%, 12/31/27	5,000	4,366

3.88%, 12/31/27	5,000	4,922

0.75%, 1/31/28	5,000	4,377

3.50%, 1/31/28	5,000	4,856

2.75%, 2/15/28	5,000	4,722

4.00%, 2/29/28	5,000	4,944

1.25%, 3/31/28	5,000	4,445

3.63%, 3/31/28	5,000	4,877

1.25%, 4/30/28	5,500	4,879

3.50%, 4/30/28	5,000	4,853

2.88%, 5/15/28	5,000	4,734

3.63%, 5/31/28	5,000	4,876

1.25%, 6/30/28	5,000	4,417

4.00%, 6/30/28	5,000	4,947

1.00%, 7/31/28	5,000	4,359

4.13%, 7/31/28	5,000	4,971

2.88%, 8/15/28	5,000	4,724

1.13%, 8/31/28	5,000	4,375

4.38%, 8/31/28	5,000	5,023

1.25%, 9/30/28	5,000	4,389

4.63%, 9/30/28	5,000	5,075

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 41.2% continued

U.S. Treasury Notes – 32.7% continued

1.38%, 10/31/28	$5,000	$4,407

4.88%, 10/31/28	5,000	5,128

3.13%, 11/15/28	5,000	4,765

1.50%, 11/30/28	5,000	4,425

4.38%, 11/30/28	5,000	5,029

1.38%, 12/31/28	5,000	4,389

3.75%, 12/31/28	5,000	4,896

1.75%, 1/31/29	5,000	4,462

4.00%, 1/31/29	5,000	4,951

2.63%, 2/15/29	5,000	4,647

1.88%, 2/28/29	5,000	4,482

2.38%, 3/31/29	5,000	4,585

2.88%, 4/30/29	5,000	4,693

2.38%, 5/15/29	5,000	4,577

2.75%, 5/31/29	5,000	4,660

3.25%, 6/30/29	5,000	4,771

1.63%, 8/15/29	5,000	4,391

3.13%, 8/31/29	5,000	4,737

3.88%, 9/30/29	5,000	4,915

3.88%, 11/30/29	5,000	4,913

1.50%, 2/15/30	5,000	4,302

3.50%, 4/30/30	5,000	4,808

0.63%, 5/15/30	5,000	4,041

3.75%, 5/31/30	5,000	4,872

0.63%, 8/15/30	5,000	4,007

4.88%, 10/31/30	5,000	5,185

0.88%, 11/15/30	5,000	4,050

4.00%, 1/31/31	5,000	4,938

1.13%, 2/15/31	5,000	4,103

4.13%, 3/31/31	5,000	4,976

1.38%, 11/15/31	10,000	8,175

1.88%, 2/15/32	15,000	12,680

2.88%, 5/15/32	15,000	13,631

2.75%, 8/15/32	15,000	13,465

4.13%, 11/15/32	15,000	14,910

3.50%, 2/15/33	15,000	14,218

3.38%, 5/15/33	15,000	14,065

3.88%, 8/15/33	15,000	14,616

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  138  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 41.2% continued

U.S. Treasury Notes – 32.7% continued

4.50%, 11/15/33	$15,000	$15,347

4.00%, 2/15/34	15,000	14,766

		769,864

Total U.S. Government Obligations

(Cost $1,045,379)		970,650

MUNICIPAL BONDS - 0.5%

Arizona – 0.0%

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds,

4.84%, 1/1/41	110	107

California – 0.2%

Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds,

7.04%, 4/1/50	150	182

Bay Area Toll Authority Toll Bridge Taxable Revenue Bonds, Series S3, Build America Bonds,

6.91%, 10/1/50	150	181

California State G.O. Unlimited Bonds, Build America Bonds,

7.30%, 10/1/39	920	1,082

7.63%, 3/1/40	405	494

7.60%, 11/1/40	100	124

East Bay Municipal Utility District Water System Subordinated Revenue Bonds, Build America Bonds,

5.87%, 6/1/40	300	322

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds,

6.75%, 8/1/49	150	175

Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds,

6.76%, 7/1/34	290	320

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds,

5.75%, 7/1/34	335	347

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.5% continued

California – 0.2% continued

San Diego County Water Authority Financing Agency Water Revenue Bonds, Build America Bonds,

6.14%, 5/1/49	$100	$109

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds,

6.95%, 11/1/50	75	88

University of California Taxable General Revenue Bonds, Series AD,

4.86%, 5/15/12(7)	500	465

		3,889

Connecticut – 0.0%

Connecticut State Taxable G.O. Unlimited Bonds, Series A,

5.85%, 3/15/32	300	314

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds,

5.59%, 12/1/34	30	31

Georgia – 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds,

6.66%, 4/1/57	95	110

Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds,

6.64%, 4/1/57	65	75

7.06%, 4/1/57	285	324

		509

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding Taxable Revenue Bonds, Series A,

6.90%, 12/1/40	281	318

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds,

6.20%, 12/1/40	140	149

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  139  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.5% continued

Illinois – 0.1% continued

Illinois State Taxable Pension G.O. Unlimited Bonds,

5.10%, 6/1/33	$705	$700

		1,167

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds,

4.50%, 8/1/31	250	247

Massachusetts State School Building Authority Sales TRB, Build America Bonds,

5.72%, 8/15/39	100	105

		352

Mississippi – 0.0%

Mississippi State G.O. Unlimited Bonds, Series F, Build America Bonds,

5.25%, 11/1/34	100	100

Nevada – 0.0%

Clark County Airport System Taxable Revenue Bonds, Series C, Build America Bonds,

6.82%, 7/1/45	200	236

New Jersey – 0.0%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds,

6.56%, 12/15/40	200	219

New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds,

7.41%, 1/1/40	125	149

Rutgers State University Revenue Bonds, Build America Bonds,

5.67%, 5/1/40	145	152

		520

New York – 0.1%

Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds,

7.34%, 11/15/39	75	90

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.5% continued

New York – 0.1% continued

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds,

6.81%, 11/15/40	$60	$67

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds,

5.75%, 6/15/41	200	208

5.72%, 6/15/42	250	259

New York City Transitional Finance Authority Future Taxable Revenue Bonds, Build America Bonds,

5.77%, 8/1/36	280	289

New York G.O. Unlimited Bonds, Build America Bonds,

5.52%, 10/1/37	100	102

New York State Dormitory Authority Personal Income TRB, Series D, Build America Bonds,

5.60%, 3/15/40	250	252

New York State Dormitory Authority State Personal Income Tax Build America Revenue Bonds, Unrefunded Balance,

5.63%, 3/15/39	75	77

New York State Urban Development Corp. Taxable Revenue Bonds, Build America Bonds,

5.77%, 3/15/39	90	92

Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds,

5.65%, 11/1/40	350	375

Port Authority of New York & New Jersey Consolidated 165th Taxable Revenue Bonds,

5.65%, 11/1/40	200	214

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds,

4.93%, 10/1/51	250	243

		2,268

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  140  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.5% continued

Ohio – 0.0%

American Municipal Power-Ohio, Inc., Revenue Bonds, Subseries B, Build America Bonds,

6.45%, 2/15/44	$200	$217

American Municipal Power-Ohio, Inc., Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects,

8.08%, 2/15/50	300	398

Ohio State University Revenue Bonds, Series C, Build America Bonds,

4.91%, 6/1/40	190	187

Ohio State University Taxable Revenue Bonds, Series A,

4.80%, 6/1/11(4)	200	180

		982

Oregon – 0.0%

Oregon State Department of Transportation Highway Subordinate Lien User Taxable Revenue Bonds, Series A, Build America Bonds,

5.83%, 11/15/34	200	209

Pennsylvania – 0.0%

State Public School Building Authority Taxable Revenue Bonds, Series A, Qualified School Construction Bonds,

5.00%, 9/15/27	200	200

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate Taxable Revenue Bonds, Series B, Build America Bonds,

6.73%, 7/1/43	100	115

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds,

5.02%, 12/1/48	180	174

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF, Gtd.),

6.45%, 2/15/35	200	200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.5% continued

Texas – 0.1% continued

North Texas Tollway Authority Revenue Bonds, Build America Bonds,

6.72%, 1/1/49	$125	$148

San Antonio Electric & Gas Revenue Bonds, Build America Bonds,

5.99%, 2/1/39	200	216

Texas State Taxable G.O. Unlimited Bonds, Build America Bonds,

5.52%, 4/1/39	200	207

Texas Transportation Commission State Highway Fund Taxable Revenue Bonds, Series B, First Tier,

5.18%, 4/1/30	300	300

University of Texas Revenue Bonds, Series C, Build America Bonds,

4.79%, 8/15/46	100	95

		1,340

Virginia – 0.0%

University of Virginia University Taxable Revenue Refunding Bonds,

2.26%, 9/1/50	300	183

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds,

5.49%, 11/1/39	80	82

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds,

5.14%, 8/1/40	100	100

		182

Total Municipal Bonds

(Cost $12,387)		12,704

	NUMBER OF SHARES	VALUE (000S)

OTHER – 0 . 0%

Escrow Lehman Brothers Holdings Capital Trust VII(1) (14) *	50,000	$—

Total Other

(Cost $39)		—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  141  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

5.13%(15) (16)	27,961,726	$27,962

Total Investment Companies

(Cost $27,962)		27,962

Total Investments – 100.0%

(Cost $2,567,384)		2,356,715

Other Assets less Liabilities – 0.0%		451

NET ASSETS – 100.0%		$2,357,166

(1)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2024.

(3)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2024.
(4)	Century bond maturing in 2111.

(5)	Century bond maturing in 2114.

(6)	Century bond maturing in 2116.

(7)	Century bond maturing in 2112.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $4,460,000 or 0.2% of net assets.

(9)	Zero coupon bond.

(10)	Principal Amount and Value rounds to less than one thousand.

(11)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(12)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(13)	Variable or floating rate security. Rate as of March 31, 2024 is disclosed.

(14)	Issuer has defaulted on terms of debt obligation.

(15)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(16)	7-day current yield as of March 31, 2024 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

IBOR - Interbank Offered Rates

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

PSF - Permanent School Fund

SOFR - Secured Overnight Financing Rate

TBA - To be announced

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	0.5%

Commercial Mortgage-Backed Securities	0.8%

Corporate Bonds	21.1%

Foreign Issuer Bonds	7.0%

U.S. Government Agencies	27.7%

U.S. Government Obligations	41.2%

Municipal Bonds	0.5%

Other	0.0%

Investment Companies	1.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  142  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-backed securities(1)	$—	$11,442	$200	$11,642

Commercial Mortgage-Backed Securities	—	19,304	—	19,304

Corporate Bonds(1)	—	497,374	—	497,374

Foreign Issuer Bonds(1)	—	165,145	—	165,145

U.S. Government Agencies(1)	—	651,934	—	651,934

U.S. Government Obligations(1)	—	970,650	—	970,650

Municipal Bonds(1)	—	12,704	—	12,704

Investment Companies	27,962	—	—	27,962

Total Investments	$27,962	$2,328,553	$200	$2,356,715

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  143  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 1.2%

U.S. Treasury Notes – 1.2%

4.00%, 2/15/34	$3,020	$2,973

Total U.S. Government Obligations

(Cost $2,988)		2,973

MUNICIPAL BONDS - 90.2%

California – 90.2%

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014,

5.00%, 8/1/42	2,000	2,113

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016,

5.00%, 8/1/43	1,000	1,038

Azusa Unified School District G.O. Unlimited Bonds, Series C, Election of 2014,

5.00%, 8/1/44	1,700	1,828

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area,

2.95%, 4/1/26(1) (2)	7,175	7,035

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1,

4.00%, 8/1/31(1) (2)	3,500	3,520

California Community Choice Financing Authority Revenue Bonds, Clean Energy Project, Green Bonds,

4.00%, 12/1/27(1) (2)	1,400	1,408

California Community Choice Financing Authority Variable Revenue Bonds, Clean Energy Project, Green Bonds,

5.00%, 8/1/29(1) (2)	750	792

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Sonoma County Securitization,

5.00%, 6/1/27	325	343

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	1,671	1,566

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-2, Class A Social Certificates (FHLMC Insured),

3.75%, 3/25/35	$1,935	$1,887

California School Finance Authority Educational Facilities Revenue Bonds, Series A,

4.00%, 7/1/40	800	748

California School Finance Authority School Facility Revenue Refunding Bonds, Granada Hills Charter Obligated Group,

4.00%, 7/1/38	465	440

California State Department of VA Home Purchase Taxable Revenue Refunding Bonds, Series A,

0.59%, 6/1/24	1,350	1,340

0.92%, 12/1/25	1,000	935

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project,

3.00%, 11/1/44	3,000	2,318

California State G.O. Unlimited Bonds,

5.00%, 11/1/32	1,540	1,760

California State G.O. Unlimited Refunding Bonds,

5.00%, 8/1/28	4,000	4,284

California State G.O. Unlimited Refunding Bonds, Bid Group C,

5.00%, 8/1/28	5,000	5,243

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 10/1/26	2,750	2,769

California State Health Facilities Financing Authority Revenue Bonds, Series A, Commonspirit Health,

5.00%, 12/1/29	325	363

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, Prerefunded,

5.00%, 11/15/25(3)	1,200	1,237

California State Health Facilities Financing Authority Revenue Bonds, Subseries A-2, Kaiser Permanente,

4.00%, 11/1/44	3,000	3,009

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  144  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center,

5.00%, 11/15/27	$250	$258

California State Health Facilities Financing Authority Revenue Refunding Bonds, Providence St. Joseph Health,

2.00%, 10/1/25(1) (2)	2,450	2,370

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series A, Scripps Health,

5.00%, 11/15/27	1,125	1,213

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Sutter Health,

5.00%, 11/15/35	2,500	2,607

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Prerefunded,

5.00%, 11/15/26(3)	1,215	1,278

California State Health Facilities Financing Authority Variable Revenue Bonds, Series B-2, Scripps Health,

5.00%, 2/4/31(1) (2)	1,350	1,529

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, Stanford Health Care,

3.00%, 8/15/25(1) (2)	600	598

California State Infrastructure & Economic Development Bank National Charter Equitable School Revolving Fund Revenue Bonds,

5.00%, 11/1/33	200	228

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street,

5.00%, 5/15/36	1,000	1,084

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(1) (2)	$3,000	$2,687

California State Municipal Finance Authority MFH Revenue Bonds, Pass-Through Park Western Apartments (FNMA Insured),

2.65%, 8/1/36	3,314	2,764

California State Municipal Finance Authority Revenue Bonds, Humangood, California Obligated Group,

3.00%, 10/1/46	1,000	803

California State Municipal Finance Authority Revenue Bonds, Series A, National University,

5.00%, 4/1/36	2,245	2,423

California State Municipal Finance Authority Revenue Refunding Bonds, Southwestern Law School,

4.00%, 11/1/41	400	375

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/39	1,500	1,566

California State Public Works Board Lease Revenue Refunding Bonds, Series C,

5.00%, 8/1/31	1,500	1,741

California State Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC-Phase I (BAM Insured),

5.00%, 5/15/33	6,630	7,329

California State Various Purpose G.O. Unlimited Bonds,

5.25%, 10/1/39	1,500	1,555

California State Various Purpose G.O. Unlimited Refunding Bonds (BAM-TCRS Insured),

5.00%, 9/1/35	3,500	3,664

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  145  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

Contra Costa Community College District G.O. Unlimited Bonds, Series B-2,

3.00%, 8/1/35	$775	$754

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Crescent West Hollywood,

3.25%, 7/1/43	1,000	792

CSCDA Taxable Revenue Refunding Bonds, Front Porch Community,

1.51%, 4/1/26	1,000	927

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/39	1,330	1,414

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B,

5.00%, 6/1/28	1,300	1,435

Evergreen School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/46	1,000	1,064

Fremont Unified School District Alameda County G.O. Unlimited Bonds, Series D,

2.00%, 8/1/35	3,985	3,292

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A,

3.00%, 8/1/39	2,000	1,812

Golden State Tobacco Securitization Corp. Tobacco Settlement Taxable Revenue Refunding Bonds, Series A-1,

2.16%, 6/1/26	1,000	935

2.53%, 6/1/28	1,500	1,353

Imperial Irrigation District Electric Revenue Bonds, Series B-1,

5.00%, 11/1/46	2,500	2,590

Long Beach Community College District G.O. Unlimited Refunding Bonds, Series F,

5.00%, 6/1/27	1,100	1,129

Long Beach Harbor Revenue Bonds, Series A (AMT),

5.00%, 5/15/30	1,300	1,369

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

Long Beach Harbor Revenue Refunding Bonds, Series C,

5.00%, 5/15/47	$3,000	$3,121

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008,

3.00%, 8/1/39	2,200	1,996

Los Angeles Community College District G.O. Unlimited Bonds, Series L, Election of 2008,

5.00%, 8/1/35	650	777

Los Angeles Country TRANS,

5.00%, 6/28/24	950	953

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D,

5.00%, 12/1/29	1,665	1,727

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B,

5.00%, 12/1/29	2,630	2,728

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International,

5.00%, 5/15/30	1,465	1,562

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport,

5.25%, 5/15/31	2,000	2,146

5.00%, 5/15/44	1,500	1,558

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds (AMT), Unrefunded Balance,

5.00%, 5/15/32	2,840	3,165

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT),

5.00%, 5/15/27	3,435	3,606

Los Angeles Department of Airports Senior Revenue Bonds, Series B,

5.00%, 5/15/27	640	654

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B,

5.00%, 7/1/43	1,850	1,987

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  146  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

Los Angeles Municipal Improvement Corp. Lease Revenue Bonds, Capital Equipment and Real Property,

5.00%, 5/1/30	$600	$688

Los Angeles Unified School District G.O. Unlimited Bonds, Series B-1, Election 2008 (BAM Insured),

5.00%, 7/1/31	1,500	1,634

Los Angeles Unified School District G.O. Unlimited Bonds, Series B-1, Election of 2008,

5.00%, 7/1/30	190	207

Los Angeles Unified School District G.O. Unlimited Bonds, Series C,

5.00%, 7/1/27	3,050	3,280

Los Angeles Wastewater System Revenue Bonds, Series A,

5.00%, 6/1/43	3,000	3,005

Los Rios Community College District G.O. Unlimited Bonds, Series D,

3.00%, 8/1/44	2,000	1,641

Menifee Special Tax, Community Facilities District McCall,

3.00%, 9/1/42	385	303

4.00%, 9/1/51	1,000	887

Modesto Irrigation District Financing Authority Electric System Revenue Bonds, Series A,

5.00%, 10/1/27	1,130	1,167

5.00%, 10/1/28	2,770	2,862

Monterey County Public Facilities Financing COPS,

5.00%, 10/1/27	1,000	1,034

5.00%, 10/1/28	670	693

Moulton-Niguel Water District COPS,

2.25%, 9/1/45	2,800	1,948

Mountain View Los Altos Union High School District G.O. Unlimited Convertible CABS, Series A, Election of 2010,

5.15%, 8/1/30	2,250	2,545

Natomas Unified School District G.O. Unlimited Bonds (AGM Insured),

3.00%, 8/1/39	1,655	1,483

3.00%, 8/1/40	2,325	2,037

3.00%, 8/1/41	2,590	2,227

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014 (BAM Insured),

5.00%, 8/1/33	$1,185	$1,249

Orange County Community Facilities District No. 2021-1 Rienda Special Tax Bonds, Series A,

5.00%, 8/15/37	1,000	1,061

Oxnard Union High School District G.O. Unlimited Bonds, Series A, Election of 2018, Prerefunded,

5.00%, 8/1/26(3)	3,000	3,150

Oxnard Union High School District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/45	2,000	2,120

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008,

2.00%, 8/1/27	1,970	1,867

Perris Union High School District G.O. Unlimited Bonds, Series C, Election of 2012,

3.00%, 9/1/39	800	715

3.00%, 9/1/40	875	770

Redlands Unified School District G.O. Unlimited Refunding Bonds, San Bernandino County,

3.00%, 7/1/30	2,295	2,280

Redwood City Public Facilities & Infrastructure Authority Lease Revenue Bonds, Veterans Memorial Building,

3.00%, 6/1/41	2,230	1,960

Sacramento County Airport System Revenue Refunding Bonds, Series A,

5.00%, 7/1/29	565	619

5.00%, 7/1/31	500	547

Sacramento County Airport System Revenue Refunding Bonds, Series B,

5.00%, 7/1/29	680	745

Sacramento County Special Refunding Tax Bonds, Metro Air Park Community Facilities,

5.00%, 9/1/27	1,000	1,028

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  147  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

San Diego Association of Governments South Bay Expressway Toll Senior Lien Revenue Bonds, Series A,

5.00%, 7/1/29	$850	$908

5.00%, 7/1/37	1,000	1,058

San Diego Community College District G.O. Unlimited Bonds,

5.00%, 8/1/27	2,475	2,668

San Diego Unified School District G.O. Unlimited Bonds, Series I, Election of 2012,

5.00%, 7/1/41	3,380	3,550

San Francisco City & County COPS, Multiple Capital Projects,

2.00%, 10/1/33	2,800	2,419

San Francisco City & County G.O. Unlimited Bonds, Series C,

3.00%, 6/15/30	5,415	5,381

San Francisco City & County Infrastructure & Revitalization Tax Allocation Bonds, Facilities Increment, Treasure Island,

5.00%, 9/1/37	375	387

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, Subseries C, Green Bonds,

4.00%, 11/1/40	1,000	1,050

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C,

3.25%, 6/15/32	1,500	1,500

San Francisco City & County Unified School District G.O. Unlimited Bonds, Series A, Election of 2016,

4.00%, 6/15/35	1,000	1,016

San Francisco County Transportation Authority Sales TRB,

3.00%, 2/1/30	5,000	4,962

San Francisco Municipal Transportation Agency Taxable Revenue Refunding Bonds, Series A,

1.30%, 3/1/28	725	638

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

5.00%, 8/1/26	1,055	1,060

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

San Jose Financing Authority Wastewater Revenue Bonds, Series B, Green Bonds,

5.00%, 11/1/36	$1,000	$1,186

San Leandro Unified School District G.O. Unlimited Bonds, Series B, Election 2016 (BAM Insured),

5.00%, 8/1/32	560	618

San Mateo-Foster City School District G.O. Unlimited Bonds, Series A,

3.00%, 8/1/40	500	445

San Rafael Elementary School District G.O. Unlimited Bonds, Series B, Election of 2015,

4.50%, 8/1/42	1,750	1,813

Santa Clara County Financing Authority Revenue Refunding Bonds, Series Q,

3.00%, 5/15/35	2,500	2,397

Santa Clarita Community College District G.O. Unlimited Bonds,

3.00%, 8/1/44	1,000	834

Santa Rosa Elementary School District G.O. Unlimited Bonds, Series D, Election of 2014 (AGM Insured), Prerefunded,

5.00%, 8/1/26(3)	1,145	1,188

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured),

5.00%, 8/1/43	1,000	1,038

Silicon Valley Clean Water Wastewater Revenue Bonds, Series B,

0.50%, 3/1/26	3,000	2,766

Southern California Financing Authority Water Replenishment Assessment Revenue Bonds,

5.00%, 8/1/43	2,000	2,141

Stockton PFA Parking Revenue Refunding Bonds,

5.00%, 3/1/32	555	586

5.00%, 3/1/33	600	633

Transbay Joint Powers Authority Senior Tax Allocation Bonds, Green Bonds,

5.00%, 10/1/29	465	498

5.00%, 10/1/34	600	636

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  148  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.2% continued

California – 90.2% continued

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds,

5.00%, 1/1/28	$625	$627

University of California Regents Medical Center Pooled Taxable Revenue Refunding Bonds, Series M,

2.46%, 5/15/26	1,785	1,702

Ventura County PFA Lease Revenue Bonds, Series B,

5.00%, 11/1/24	1,060	1,061

Ventura Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/31	710	804

Vernon Electric System Revenue Bonds, Series A,

5.00%, 4/1/28	700	730

Visalia Unified School District COPS (AGM Insured),

3.00%, 5/1/27	1,525	1,518

Western Placer Waste Management Authority Solid Waste Revenue Bonds, Material Recovery Facility Project,

5.00%, 6/1/37	650	763

5.00%, 6/1/40	575	660

Yucaipa Valley Water District Water System Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 9/1/25(3)	1,000	1,027

		224,914

Total Municipal Bonds

(Cost $240,995)		224,914

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(4) (5)	533,950	$534

Total Investment Companies

(Cost $534)		534

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 7.4%

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area Toll,

2.13%, 4/1/25(1) (2)	$13,000	$12,761

Los Angeles Department of Water & Power System Variable Revenue Refunding Bonds, Subseries A-5,

3.70%, 4/1/24(1) (2)	2,500	2,500

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(1) (2)	3,195	3,195

Total Short-Term Investments

(Cost $18,691)		18,456

Total Investments – 99.0%

(Cost $263,208)		246,877

Other Assets less Liabilities – 1.0%		2,496

NET ASSETS – 100.0%		$249,373

(1)	Maturity date represents the puttable date.
(2)

Variable or floating rate security. These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand. Rate as of March 31, 2024 is disclosed.

(3)	Maturity date represents the prerefunded date.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2024 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  149  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2024

MFH - Multi-Family Housing

PFA - Public Finance Authority

TCRS - Transferable Custodial Receipts

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

VA - Veterans Affairs

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

U.S. Government Obligations	1.2%

Municipal Bonds	90.2%

Investment Companies	0.2%

Short-Term Investments	7.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Obligations	$ —	$2,973	$—	$2,973

Municipal Bonds	—	224,914	—	224,914

Investment Companies	534	—	—	534

Short-Term Investments	—	18,456	—	18,456

Total Investments	$534	$246,343	$—	$246,877

See Notes to the Financial Statements. FIXED INCOME AND MONEY MARKET FUNDS 150 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS – 93.5%

California – 93.5%

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014,

5.00%, 8/1/42	$500	$528

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016,

4.00%, 8/1/46	1,000	986

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H, Prerefunded,

5.00%, 4/1/29(1)	1,000	1,120

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, San Francisco Bay Area,

2.95%, 4/1/26(2) (3)	3,765	3,692

Beaumont Unified School District G.O. Unlimited Bonds, Series D, Election of 2008 (BAM Insured), Prerefunded,

5.25%, 2/15/27(1)	1,500	1,602

California Community Choice Financing Authority Revenue Bonds, Clean Energy Project, Green Bonds,

4.00%, 12/1/27(2) (3)	600	604

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Series A,

4.00%, 6/1/35	885	924

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Sonoma County Securitization,

5.00%, 6/1/29	310	338

California Housing Finance Agency Affordable Housing Revenue Bonds, Series A-1, Sustainability Bonds (FHA Insured),

3.20%, 2/1/25	550	549

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates,

3.50%, 11/20/35	1,194	1,119

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-2, Class A Social Certificates (FHLMC Insured),

3.75%, 3/25/35	$484	$472

California School Finance Authority Educational Facilities Revenue Bonds, Series A,

4.00%, 7/1/50	1,135	975

California State Educational Facilities Authority Revenue Bonds, Art Center College of Design,

3.00%, 12/1/51	600	438

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project,

4.00%, 11/1/49	1,000	961

California State G.O. Unlimited Bonds,

3.00%, 12/1/46	300	251

California State G.O. Unlimited Refunding Bonds,

5.00%, 9/1/25	550	564

5.00%, 9/1/26	3,150	3,297

5.00%, 12/1/26	2,000	2,105

5.00%, 9/1/42	1,000	1,119

California State G.O. Unlimited Refunding Bonds, Bidding Group A,

5.00%, 9/1/25	2,125	2,180

California State G.O. Unlimited Refunding Bonds, Group B,

5.00%, 10/1/28	790	867

California State Health Facilities Financing Authority Revenue Bonds, Subseries A-2, Kaiser Permanente,

4.00%, 11/1/44	2,000	2,006

California State Health Facilities Financing Authority Revenue Refunding Bonds, Sutter Health, Prerefunded,

5.00%, 11/15/26(1)	410	431

California State Health Facilities Financing Authority Variable Revenue Bonds, Children’s Hospital of Orange County,

5.00%, 5/1/31(2) (3)	225	258

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 151 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

California State Infrastructure & Economic Development Bank National Charter Equitable School Revolving Fund Revenue Bonds,

5.00%, 11/1/47	$1,000	$1,066

California State Infrastructure & Economic Development Bank Revenue Bonds, Equitable School Revolving Fund,

5.00%, 11/1/44	625	654

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Academy Of Motion Picture,

5.00%, 11/1/33	425	516

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds,

1.75%, 8/1/26(2) (3)	3,500	3,320

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Los Angeles Museum of Art Project,

1.20%, 6/1/28(2) (3)	2,000	1,791

California State Municipal Finance Authority Revenue Bonds, California Institute of the Arts,

4.00%, 10/1/51	250	221

California State Municipal Finance Authority Revenue Bonds, Humangood, California Obligated Group,

3.00%, 10/1/49	1,000	776

California State Municipal Finance Authority Revenue Bonds, Samuel Merritt University,

5.25%, 6/1/53	500	536

California State Municipal Finance Authority Revenue Bonds, Series A, National University,

5.00%, 4/1/40	1,000	1,057

California State Municipal Finance Authority Revenue Refunding Bonds, Southwestern Law School,

4.00%, 11/1/41	175	164

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village,

5.00%, 5/15/39	$1,000	$1,044

5.00%, 5/15/43	1,000	1,033

California State School Finance Authority Charter School Revenue Bonds, Aspire Public Schools Obligated Group,

4.00%, 8/1/51	800	671

California State Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC-Phase I (BAM Insured),

5.00%, 5/15/33	1,500	1,658

3.00%, 5/15/51	1,225	922

California State University Systemwide Revenue Refunding Bonds, Prerefunded,

5.00%, 11/1/24(1)	180	182

California State Various Purpose G.O. Unlimited Refunding Bonds (BAM-TCRS Insured),

5.00%, 9/1/35	2,000	2,094

Carlsbad Unified School District G.O. Unlimited Bonds, Series A, Election of 2018,

3.00%, 8/1/42	550	474

Coachella Valley Water District Revenue COPS, Series A, Oasis Project,

4.00%, 8/1/46	1,750	1,767

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C,

4.00%, 8/1/49	1,000	990

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Crescent West Hollywood,

4.30%, 7/1/59	500	425

CSCDA Taxable Revenue Refunding Bonds, Front Porch Community,

1.51%, 4/1/26	625	579

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  152  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014,

4.00%, 8/1/44	$500	$501

Evergreen School District G.O. Unlimited Bonds, Election of 2014,

5.00%, 8/1/46	1,300	1,383

Foothill Eastern Transportation Corridor Agency Toll Road Senior Lien Revenue Bonds, Series A,

4.00%, 1/15/46	250	240

Fremont Unified School District Alameda County G.O. Unlimited Bonds, Series D,

2.00%, 8/1/35	1,610	1,330

Imperial Irrigation District Electric Revenue Bonds, Series B-1,

5.00%, 11/1/46	1,500	1,554

Los Angeles Community College District G.O. Unlimited Bonds, Series D, 2016 Election Bonds,

5.00%, 8/1/25	1,050	1,078

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008,

3.00%, 8/1/39	800	726

Los Angeles Country TRANS,

5.00%, 6/28/24	550	552

Los Angeles County Community Facilities District No. 2021-01 Special TRB, Valencia Facilities,

5.00%, 9/1/52	500	508

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series F, Green Bonds,

2.63%, 12/1/51	1,600	1,109

Los Angeles Department of Airports Airport Senior Revenue Bonds (AMT), Private Activity,

5.50%, 5/15/47	1,000	1,091

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International,

5.00%, 5/15/31	1,000	1,066

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport,

5.00%, 5/15/44	$500	$519

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series A (AMT), P3 Project,

5.00%, 5/15/46	500	527

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series B,

5.00%, 7/1/40	1,000	1,110

Los Angeles Department of Water & Power Revenue Refunding Bonds, Series C,

5.00%, 7/1/52	500	545

Los Angeles Department of Water & Power Waterworks Revenue Refunding Bonds, Series A,

5.00%, 7/1/38	450	530

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B,

5.00%, 7/1/39	525	586

5.00%, 7/1/51	1,000	1,084

Los Angeles Department Water & Power Revenue Refunding Bonds, Series A,

5.00%, 7/1/33	1,950	1,979

Los Angeles Unified School District Sustainable G.O. Unlimited Bonds, Series QRR,

5.00%, 7/1/25	2,000	2,048

Los Angeles Wastewater System Revenue Bonds, Series A,

5.00%, 6/1/43	2,000	2,003

Los Rios Community College District G.O. Unlimited Bonds, Series D,

3.00%, 8/1/44	1,000	821

Lucia Mar Unified School District G.O. Unlimited Bonds, Series B, Election of 2016,

5.00%, 8/1/42	1,450	1,544

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  153  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

Manteca Redevelopment Agency Successor Agency Tax Allocation Refunding Bonds, Series A (BAM Insured),

4.00%, 10/1/39	$500	$509

Menifee Special Tax, Community Facilities District McCall,

3.00%, 9/1/42	165	130

4.00%, 9/1/51	430	382

Mesa Water District COPS,

4.00%, 3/15/45	1,150	1,167

Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series A,

5.00%, 10/1/38	405	464

Modesto High School District Stanislaus County G.O. Unlimited Bonds, Series A,

5.00%, 8/1/48	1,000	1,089

Monterey County Financing Authority Revenue Refunding Bonds,

5.00%, 9/1/37	1,170	1,269

Mountain View-Whisman School District G.O. Unlimited Bonds, Series B,

4.25%, 9/1/45	500	516

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005,

0.00%, 8/1/33(4)	9,000	6,903

Orange County Community Facilities District No. 2021-1 Rienda Special Tax Bonds, Series A,

5.00%, 8/15/42	1,000	1,037

Oxnard Union High School District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/45	1,000	1,060

Palm Springs Unified School District G.O. Unlimited Bonds, Series A,

2.00%, 8/1/24	1,000	992

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (AGC Insured),

7.00%, 8/1/38	5,000	5,770

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

Perris Union High School District G.O. Unlimited Bonds, Series C, Election of 2012,

3.00%, 9/1/45	$1,865	$1,523

Poway Unified School District G.O. Unlimited Refunding Bonds, School Facilities Improvement District No. 2002,

4.00%, 8/1/28	2,225	2,229

Redwood City Public Facilities & Infrastructure Authority Lease Revenue Bonds, Veterans Memorial Building,

3.00%, 6/1/51	1,750	1,342

Riverside County Public Financing Authority Lease Revenue Bonds, Capital Facilities Project, Prerefunded,

5.00%, 11/1/25(1)	1,500	1,547

Riverside County Transportation Commission Toll Senior Lien Revenue Refunding Bonds, RCTC 91 Express Lanes,

4.00%, 6/1/46	750	729

Ross Valley PFA Revenue Bonds, Sanitary District No. 1 of Marin County,

5.00%, 1/1/36	275	280

5.00%, 1/1/37	215	218

Sacramento County Special Refunding Tax Bonds, Metro Air Park Community Facilities,

5.00%, 9/1/34	1,000	1,066

Sacramento Municipal Utility District Electric Revenue Bonds, Series K, Green Bonds,

5.00%, 8/15/37	250	297

Sacramento Municipal Utility District Electric Revenue Refunding Bonds, Series L,

5.00%, 8/15/27	500	540

San Diego Unified School District Sustainable G.O. Unlimited Bonds, Election of 2008,

5.00%, 7/1/53	475	529

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  154  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT),

5.00%, 5/1/42	$1,500	$1,538

5.00%, 5/1/49	1,000	1,029

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT),

5.00%, 5/1/45	1,000	1,036

5.00%, 5/1/50	1,500	1,542

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT),

5.00%, 5/1/30	915	1,000

San Francisco City & County COPS, Multiple Capital Projects,

2.00%, 10/1/33	1,200	1,037

San Francisco City & County G.O. Unlimited Bonds, Series C,

3.00%, 6/15/30	1,000	994

San Francisco City & County Infrastructure & Revitalization Tax Allocation Bonds, Facilities Increment, Treasure Island,

5.00%, 9/1/52	1,000	958

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series D, Hetch Hetchy Water,

3.00%, 11/1/50	600	480

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, Subseries C, Green Bonds,

4.00%, 11/1/41	1,000	1,040

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C,

3.25%, 6/15/32	2,500	2,500

San Francisco City & County Unified School District G.O. Unlimited Bonds, Series A, Election of 2016,

4.00%, 6/15/35	500	508

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

San Francisco Community College District G.O. Unlimited Bonds, Series A, Election of 2020,

3.00%, 6/15/45	$1,000	$802

San Joaquin Hills Transportation Corridor Agency Toll Road Senior Lien Revenue Refunding Bonds,

4.00%, 1/15/34	500	532

San Jose Financing Authority Wastewater Revenue Bonds, Series B, Green Bonds,

5.00%, 11/1/41	500	575

San Jose G.O. Unlimited Bonds, Series A-1,

5.00%, 9/1/42	1,310	1,420

San Mateo-Foster City School District G.O. Unlimited Bonds, Series A,

3.00%, 8/1/41	300	264

Santa Clarita Community College District G.O. Unlimited Bonds, Election of 2016,

5.25%, 8/1/48	1,000	1,106

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured),

5.00%, 8/1/43	500	519

Silicon Valley Clean Water Wastewater Revenue Bonds, Series B,

0.50%, 3/1/26	2,000	1,844

Sonoma County Junior College District G.O. Unlimited Bonds, Series B,

3.00%, 8/1/36	900	858

South Bayside Waste Management Authority Solid Waste Enterprise Revenue Refunding Bonds, Shoreway Environmental Center, Green Bonds, Escrowed to Maturity (AGM Insured),

5.00%, 9/1/32	15	17

Southwestern Community College District G.O. Unlimited Bonds, Series D,

4.00%, 8/1/33	650	710

Stockton PFA Parking Revenue Refunding Bonds,

5.00%, 3/1/32	250	264

5.00%, 3/1/33	245	259

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  155  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 93.5% continued

California – 93.5% continued

Tobacco Securitization Authority Tobacco Settlement Senior Revenue Refunding Bonds, Sacramento County, 4.00%, 6/1/37	$700	$710

Transbay Joint Powers Authority Senior Tax Allocation Bonds, Green Bonds, 5.00%, 10/1/45	1,000	1,023

Turlock Irrigation District Revenue Refunding Bonds, 5.00%, 1/1/37	805	903

University of California Revenue Refunding Bonds, Series B, 5.00%, 5/15/35	1,500	1,793

University of California Revenue Refunding Bonds, Series BH, 4.00%, 5/15/46	2,000	2,023

University of California Revenue Refunding Bonds, Series O, Limited Project, 5.00%, 5/15/58	2,500	2,627

Upper Santa Clara Valley Joint Powers Authority Revenue Refunding Bonds, Series A, 4.00%, 8/1/45	1,200	1,187

Ventura Unified School District G.O. Unlimited Refunding Bonds,

5.00%, 8/1/27	585	629

5.00%, 8/1/28	620	683

Vernon Electric System Revenue Bonds, Series A, 5.00%, 4/1/28	300	313

Western Placer Waste Management Authority Solid Waste Revenue Bonds, Material Recovery Facility Project, 5.00%, 6/1/40	625	717

		140,788

Total Municipal Bonds

(Cost $147,601)		140,788

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES - 0.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(5) (6)	1,151,469	$1,151

Total Investment Companies

(Cost $1,151)		1,151

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 4.7%

California State G.O. Unlimited Refunding Bonds,

5.00%, 9/1/24	$275	$277

Chabot-Las Positas Community College District G.O. Unlimited Bonds, Series B,

5.00%, 8/1/24	900	904

Los Angeles Department of Water & Power System Variable Revenue Refunding Bonds, Subseries A-5,

3.70%, 4/1/24(2) (3)	2,500	2,500

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(2) (3)	3,500	3,500

Total Short-Term Investments

(Cost $7,198)		7,181

Total Investments – 99.0%

(Cost $155,950)		149,120

Other Assets less Liabilities – 1.0%		1,433

NET ASSETS – 100.0%		$150,553

(1)	Maturity date represents the prerefunded date.
(2)	Maturity date represents the puttable date.
(3)

Variable or floating rate security. These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand. Rate as of March 31, 2024 is disclosed.

(4)	Zero coupon bond.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2024 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  156  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

PFA - Public Finance Authority

TCRS - Transferable Custodial Receipts

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Municipal Bonds	93.5%

Investment Companies	0.8%

Short-Term Investments	4.7%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Municipal Bonds	$ —	$140,788	$—	$140,788

Investment Companies	1,151	—	—	1,151

Short-Term Investments	—	7,181	—	7,181

Total Investments	$1,151	$147,969	$—	$149,120

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  157  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 5.7%

Auto Loan – 1.6%

CarMax Auto Owner Trust, Series 2024-1, Class A3 4.92%, 10/16/28	$70	$70

Ford Credit Auto Lease Trust, Series 2023-B, Class A3 5.91%, 10/15/26	296	298

Ford Credit Auto Owner Trust, Series 2023-B, Class A3 5.23%, 5/15/28	130	130

GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class A3 4.66%, 2/16/28	80	79

GM Financial Consumer Automobile Receivables Trust, Series 2023-2, Class A3 4.47%, 2/16/28	160	158

Hyundai Auto Receivables Trust, Series 2023-A, Class A3 4.58%, 4/15/27	200	198

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A3 4.51%, 11/15/27	140	139

Westlake Automobile Receivables Trust, Series 2023-3, Class A3 5.82%, 5/17/27(1)	250	252

World Omni Auto Receivables Trust, Series 2023-D, Class A3 5.79%, 2/15/29	100	102

		1,426

Credit Card – 0.5%

Discover Card Execution Note Trust, Series 2023-A1, Class A 4.31%, 3/15/28	230	227

Synchrony Card Funding LLC, Series 2023-A1, Class A 5.54%, 7/15/29	60	60

Synchrony Card Funding LLC, Series 2024-A1, Class A 5.04%, 3/15/30	77	77

WF Card Issuance Trust, Series 2024-A1, Class A 4.94%, 2/15/29	130	130

		494

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 5.7% continued

Other – 1.3%

CNH Equipment Trust, Series 2024-A, Class A3

4.77%, 6/15/29	$100	$99

Dell Equipment Finance Trust, Series 2023-1, Class A3

5.65%, 9/22/28(1)	280	281

Dell Equipment Finance Trust, Series 2023-3, Class A3

5.93%, 4/23/29(1)	120	121

Finance of America Structured Securities Trust, Series 2023-S2, Class A1 (Step to 6.50% on 5/25/24),

2.00%, 4/25/73(1) (2)	289	288

John Deere Owner Trust, Series 2024-A, Class A3

4.96%, 11/15/28	35	35

MMAF Equipment Finance LLC, Series 2022-B, Class A4

5.67%, 10/9/48(1)	160	160

Verizon Master Trust, Series 2023-2, Class A

4.89%, 4/13/28	250	249

		1,233

Whole Loan – 2.3%

Angel Oak Mortgage Trust, Series 2023-1, Class A1 (Step to 4.80% on 2/25/27),

4.75%, 9/26/67(1) (2)	257	249

CHNGE Mortgage Trust, Series 2023-3, Class A1 (Step to 8.10% on 7/25/27), 7.10%, 7/25/58(1) (2)	130	130

J.P. Morgan Mortgage Trust, Series 2022-7, Class 1A2

3.00%, 12/25/52(1) (3)	276	230

J.P. Morgan Mortgage Trust, Series 2023-1, Class A3A

5.00%, 6/25/53(1) (3)	227	218

Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class A1

2.50%, 6/25/51(1) (3)	281	226

OBX Trust, Series 2024-NQM2, Class A1

(Step to 6.88% on 2/25/28),

5.88%, 12/25/63(1) (2)	225	226

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  158  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 5.7% continued

Whole Loan – 2.3% continued

Sequoia Mortgage Trust, Series 2023-1, Class A1

5.00%, 1/25/53(1)	$92	$89

Towd Point Mortgage Trust, Series 2022-1, Class A1

3.75%, 7/25/62(1)	689	641

Towd Point Mortgage Trust, Series 2022-4, Class A1

3.75%, 9/25/62(1)	81	75

		2,084

Total Asset-Backed Securities

(Cost $5,290)		5,237

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%

Non Agency – 1.3%

BANK5, Series 2023-5YR2, Class A3

6.66%, 6/15/28	210	222

Benchmark Mortgage Trust, Series 2023-V3, Class A3

6.36%, 7/15/56	260	272

FIVE Mortgage Trust, Series 2023-V1, Class A3

5.67%, 2/10/56	260	264

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4

3.72%, 12/15/49	80	77

Morgan Stanley Capital I Trust, Series 2017-H1, Class A5

3.53%, 6/15/50	400	376

		1,211

Total Commercial Mortgage-Backed Securities

(Cost $1,201)		1,211

CORPORATE BONDS – 20.7%

Aerospace & Defense – 0.1%

Boeing (The) Co.,

5.81%, 5/1/50	80	76

Asset Management – 0.9%

Ameriprise Financial, Inc.,

4.50%, 5/13/32	166	161

BlackRock Funding, Inc.,

5.00%, 3/14/34	370	372

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.7% continued

Asset Management - 0.9% continued

Blackstone Private Credit Fund,

2.63%, 12/15/26	$300	$274

Oaktree Specialty Lending Corp.,

2.70%, 1/15/27	28	25

		832

Automotive – 0.2%

Ford Motor Credit Co. LLC,

6.80%, 11/7/28	200	209

Banking – 4.2%

Bank of America Corp.,

(Variable, U.S. SOFR + 1.57%), 5.82%, 9/15/29 (4)	165	169

(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (4)	66	57

(Variable, U.S. SOFR + 1.22%), 2.65%, 3/11/32 (4)	84	71

(Variable, U.S. SOFR + 1.32%), 2.69%, 4/22/32 (4)	354	300

(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32 (4)	210	174

Citigroup, Inc.,

(Variable, CME Term SOFR 3M + 1.41%), 3.52%, 10/27/28 (4)	131	124

(Variable, U.S. SOFR + 3.91%), 4.41%, 3/31/31 (4)	133	127

(Variable, U.S. SOFR + 2.06%), 5.83%, 2/13/35 (4)	180	178

Fifth Third Bancorp,

(Variable, U.S. SOFR + 2.34%), 6.34%, 7/27/29 (4)	130	134

JPMorgan Chase & Co.,

(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (4)	206	198

(Variable, U.S. SOFR + 1.07%), 1.95%, 2/4/32 (4)	157	128

(Variable, U.S. SOFR + 2.08%), 4.91%, 7/25/33 (4)	252	247

(Variable, U.S. SOFR + 1.81%), 6.25%, 10/23/34 (4)	140	150

KeyBank N.A.,

5.00%, 1/26/33	210	195

M&T Bank Corp.,

(Variable, U.S. SOFR + 2.80%), 7.41%, 10/30/29 (4)	160	169

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  159  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.7% continued

Banking – 4.2% continued

PNC Financial Services Group (The), Inc.,

(Variable, U.S. SOFR Compounded Index + 1.85%), 4.63%, 6/6/33 (4)	$74	$69

(Variable, U.S. SOFR + 2.28%), 6.88%, 10/20/34 (4)	318	348

Truist Financial Corp.,

3.70%, 6/5/25	112	110

(Variable, U.S. SOFR + 2.36%), 5.87%, 6/8/34 (4)	460	466

U.S. Bancorp,

(Variable, U.S. SOFR + 2.09%), 5.85%, 10/21/33 (4)	281	287

Wells Fargo & Co.,

(Variable, U.S. SOFR + 2.10%), 2.39%, 6/2/28 (4)	159	146

		3,847

Beverages – 0.1%

Constellation Brands, Inc.,

2.88%, 5/1/30	89	79

Cable & Satellite – 0.2%

Charter Communications Operating LLC/Charter Communications Operating Capital,

5.05%, 3/30/29	59	57

6.38%, 10/23/35	165	163

		220

Chemicals – 0.4%

Bayport Polymers LLC,

4.74%, 4/14/27 (1)	328	314

NewMarket Corp.,

2.70%, 3/18/31	61	51

		365

Containers & Packaging – 0.1%

Packaging Corp. of America,

5.70%, 12/1/33	122	126

Electric Utilities – 2.2%

AES (The) Corp.,

1.38%, 1/15/26	66	61

Ameren Corp.,

3.50%, 1/15/31	188	170

Avangrid, Inc.,

3.80%, 6/1/29	94	88

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.7% continued

Electric Utilities – 2.2% continued

Berkshire Hathaway Energy Co.,

1.65%, 5/15/31	$130	$104

Consolidated Edison Co. of New York, Inc.,

3.35%, 4/1/30	242	223

Duke Energy Progress LLC,

3.40%, 4/1/32	114	102

5.25%, 3/15/33	173	175

Entergy Texas, Inc.,

1.75%, 3/15/31	107	86

Eversource Energy,

1.65%, 8/15/30	129	104

Florida Power & Light Co.,

5.10%, 4/1/33	178	179

National Rural Utilities Cooperative Finance Corp.,

4.15%, 12/15/32	74	69

NextEra Energy Capital Holdings, Inc.,

2.25%, 6/1/30	117	100

NRG Energy, Inc.,

2.45%, 12/2/27 (1)	66	59

Oncor Electric Delivery Co. LLC,

3.70%, 11/15/28	74	70

Pacific Gas and Electric Co.,

4.55%, 7/1/30	92	87

San Diego Gas & Electric Co.,

1.70%, 10/1/30	150	124

Southern (The) Co.,

3.70%, 4/30/30	117	109

Virginia Electric and Power Co.,

2.40%, 3/30/32	92	76

Xcel Energy, Inc.,

2.60%, 12/1/29	89	78

		2,064

Electrical Equipment – 0.2%

Acuity Brands Lighting, Inc.,

2.15%, 12/15/30	91	76

Keysight Technologies, Inc.,

3.00%, 10/30/29	84	75

		151

Entertainment Content – 0.1%

Discovery Communications LLC,

3.63%, 5/15/30	140	125

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  160  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.7% continued

Food – 0.5%

Campbell Soup Co.,

2.38%, 4/24/30	$102	$88

Flowers Foods, Inc.,

2.40%, 3/15/31	74	62

McCormick & Co., Inc.,

1.85%, 2/15/31	130	105

Smithfield Foods, Inc.,

2.63%, 9/13/31 (1)	97	76

Tyson Foods, Inc.,

4.35%, 3/1/29	97	94

		425

Gas & Water Utilities – 0.5%

NiSource, Inc.,

3.60%, 5/1/30	188	173

Southern California Gas Co.,

2.60%, 6/15/26	187	177

Southern Co. Gas Capital Corp.,

1.75%, 1/15/31	178	145

		495

Health Care Facilities & Services – 0.9%

CVS Health Corp.,

5.25%, 1/30/31	198	200

5.30%, 6/1/33	460	461

UnitedHealth Group, Inc.,

2.30%, 5/15/31	97	82

Universal Health Services, Inc.,

2.65%, 1/15/32	97	79

		822

Home Construction – 0.2%

Mohawk Industries, Inc.,

5.85%, 9/18/28	160	165

Institutional Financial Services – 1.0%

Jefferies Financial Group, Inc.,

5.88%, 7/21/28	150	153

Morgan Stanley,

(Variable, U.S. SOFR + 1.63%), 5.45%, 7/20/29 (4)	262	264

(Variable, U.S. SOFR + 1.83%), 6.41%, 11/1/29 (4)	159	167

(Variable, U.S. SOFR + 1.14%), 2.70%, 1/22/31 (4)	187	164

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.7% continued

Institutional Financial Services - 1.0% continued

Nasdaq, Inc.,

5.55%, 2/15/34	$140	$142

		890

Insurance – 1.7%

Brighthouse Financial Global Funding,

1.55%, 5/24/26 (1)	295	270

Brown & Brown, Inc.,

2.38%, 3/15/31	127	105

Chubb INA Holdings LLC,

3.35%, 5/3/26	92	89

Corebridge Financial, Inc.,

5.75%, 1/15/34	214	219

Marsh & McLennan Cos., Inc.,

5.15%, 3/15/34	190	191

MetLife, Inc.,

5.38%, 7/15/33	290	296

Primerica, Inc.,

2.80%, 11/19/31	122	102

Sammons Financial Group, Inc.,

6.88%, 4/15/34 (1)	290	292

		1,564

Machinery – 0.3%

AGCO Corp.,

5.80%, 3/21/34	180	182

Ingersoll Rand, Inc.,

5.40%, 8/14/28	130	132

		314

Medical Equipment & Devices – 0.6%

Agilent Technologies, Inc.,

2.30%, 3/12/31	318	267

GE HealthCare Technologies, Inc.,

5.91%, 11/22/32	230	242

		509

Oil & Gas Producers – 1.3%

Boardwalk Pipelines L.P.,

5.63%, 8/1/34	190	190

Energy Transfer L.P.,

4.15%, 9/15/29	198	188

EOG Resources, Inc.,

4.38%, 4/15/30	214	210

ONEOK, Inc.,

6.05%, 9/1/33	318	332

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  161  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.7% continued

Oil & Gas Producers - 1.3% continued

Phillips 66,

2.15%, 12/15/30	$188	$158

Western Midstream Operating L.P.,

6.15%, 4/1/33	84	86

		1,164

Real Estate Investment Trusts – 1.0%

AvalonBay Communities, Inc.,

2.30%, 3/1/30	37	32

Boston Properties L.P.,

2.55%, 4/1/32	84	66

Brixmor Operating Partnership L.P.,

4.05%, 7/1/30	53	49

COPT Defense Properties L.P.,

2.90%, 12/1/33	113	89

Equinix, Inc.,

3.20%, 11/18/29	77	69

2.50%, 5/15/31	84	70

Essex Portfolio L.P.,

2.65%, 3/15/32	66	55

Healthpeak OP LLC,

3.25%, 7/15/26	61	58

Kimco Realty OP LLC,

3.20%, 4/1/32	75	65

Office Properties Income Trust,

2.65%, 6/15/26	275	159

Omega Healthcare Investors, Inc.,

3.38%, 2/1/31	38	32

Safehold GL Holdings LLC,

2.85%, 1/15/32	60	48

Simon Property Group L.P.,

2.45%, 9/13/29	43	38

Store Capital LLC,

2.75%, 11/18/30	38	31

Welltower OP LLC,

2.70%, 2/15/27	38	36

3.85%, 6/15/32	38	34

		931

Retail - Discretionary – 0.2%

Advance Auto Parts, Inc.,

1.75%, 10/1/27	89	78

O’Reilly Automotive, Inc.,

4.70%, 6/15/32	63	61

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.7% continued

Retail - Discretionary - 0.2% continued

Tractor Supply Co.,

1.75%, 11/1/30	$43	$35

		174

Semiconductors – 0.7%

Intel Corp.,

5.13%, 2/10/30	224	227

KLA Corp.,

5.65%, 11/1/34	71	75

Marvell Technology, Inc.,

5.75%, 2/15/29	122	125

5.95%, 9/15/33	213	221

		648

Software – 0.6%

Fortinet, Inc.,

1.00%, 3/15/26	74	68

2.20%, 3/15/31	127	106

Oracle Corp.,

2.30%, 3/25/28	84	76

Roper Technologies, Inc.,

2.00%, 6/30/30	53	44

ServiceNow, Inc.,

1.40%, 9/1/30	84	68

VMware LLC,

1.80%, 8/15/28	112	98

Workday, Inc.,

3.70%, 4/1/29	84	79

		539

Specialty Finance – 0.2%

Ally Financial, Inc.,

2.20%, 11/2/28	100	86

Capital One Financial Corp.,

(Variable, U.S. SOFR + 2.26%), 6.05%, 2/1/35 (4)	50	51

GATX Corp.,

4.00%, 6/30/30	19	17

		154

Technology Hardware – 0.2%

CDW LLC/CDW Finance Corp.,

4.25%, 4/1/28	92	88

Dell International LLC/EMC Corp.,

8.10%, 7/15/36	42	51

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  162  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.7% continued

Technology Hardware - 0.2% continued

Motorola Solutions, Inc.,

2.30%, 11/15/30	$84	$70

		209

Technology Services – 0.7%

Booz Allen Hamilton, Inc.,

5.95%, 8/4/33	188	194

Broadridge Financial Solutions, Inc.,

2.90%, 12/1/29	82	73

Global Payments, Inc.,

2.90%, 5/15/30	79	69

IBM International Capital Pte. Ltd.,

4.90%, 2/5/34	180	176

Western Union (The) Co.,

2.75%, 3/15/31	112	94

		606

Telecommunications – 0.6%

AT&T, Inc.,

4.30%, 2/15/30	154	148

5.40%, 2/15/34	262	266

Verizon Communications, Inc.,

2.55%, 3/21/31	107	91

		505

Tobacco & Cannabis – 0.1%

Philip Morris International, Inc.,

1.75%, 11/1/30	102	83

Transportation & Logistics – 0.4%

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	97	98

Ryder System, Inc.,

5.25%, 6/1/28	102	103

5.38%, 3/15/29	60	60

Southwest Airlines Co.,

5.13%, 6/15/27	79	79

Union Pacific Corp.,

2.38%, 5/20/31	54	46

		386

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.7% continued

Transportation Equipment – 0.3%

Cummins, Inc.,

5.15%, 2/20/34	$290	$293

Total Corporate Bonds

(Cost $20,178)		18,970

FOREIGN ISSUER BONDS – 7.9%

Asset Management – 0.4%

UBS Group A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 6.30%, 9/22/34(1) (4)	360	377

Banking – 5.0%

AIB Group PLC,

(Variable, U.S. SOFR + 2.33%), 6.61%, 9/13/29 (1) (4)	380	396

ANZ Bank New Zealand Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.70%), 5.55%, 8/11/32 (1) (4)	200	201

Australia & New Zealand Banking Group Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%), 2.95%, 7/22/30 (1) (4)	322	309

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 4.18%, 3/24/28 (4)	200	193

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.65%), 5.50%, 8/9/28 (4)	200	200

Credit Agricole S.A.,

(Variable, U.S. SOFR + 2.67%), 6.25%, 1/10/35 (1) (4)	390	397

Danske Bank A/S,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.40%), 5.71%, 3/1/30 (1) (4)	150	151

Deutsche Bank A.G.,

(Variable, U.S. SOFR + 2.52%), 7.15%, 7/13/27 (4)	360	370

(Variable, U.S. SOFR + 3.65%), 7.08%, 2/10/34 (4)	200	206

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  163  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.9% continued

Banking – 5.0% continued

HSBC Holdings PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.00%, 3/9/26 (4) (5)	$165	$153

ING Groep N.V.,

(Variable, U.S. SOFR + 1.77%), 5.55%, 3/19/35 (4)	370	367

Intesa Sanpaolo S.p.A.,

6.63%, 6/20/33 (1)	30	31

KBC Group N.V.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 5.80%, 1/19/29 (1) (4)	200	202

Macquarie Group Ltd.,

(Variable, U.S. SOFR + 2.13%), 4.10%, 6/21/28 (1) (4)	280	270

Mitsubishi UFJ Financial Group, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.70%), 5.24%, 4/19/29 (4)	200	202

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.53%), 5.48%, 2/22/31 (4)	215	219

NatWest Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 5/22/28 (4)	250	233

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.20%), 6.48%, 6/1/34 (4)	200	204

Societe Generale S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 6.07%, 1/19/35 (1) (4)	200	201

Westpac Banking Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 7/24/34 (4)	97	90

		4,595

Beverages – 0.4%

Coca-Cola Europacific Partners PLC,

1.50%, 1/15/27 (1)	161	146

Coca-Cola Femsa S.A.B. de C.V.,

1.85%, 9/1/32	205	161

		307

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.9% continued

Insurance – 0.2%

Nippon Life Insurance Co.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.95%), 6.25%, 9/13/53 (1) (4)	$200	$209

Medical Equipment & Devices – 0.2%

Alcon Finance Corp.,

2.60%, 5/27/30 (1)	210	181

Oil & Gas Producers – 0.2%

QatarEnergy,

3.13%, 7/12/41 (1)	31	23

Santos Finance Ltd.,

3.65%, 4/29/31 (1)	198	173

		196

Semiconductors – 0.2%

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc.,

5.00%, 1/15/33	204	200

Sovereign Government – 0.3%

Indonesia Government International Bond,

3.85%, 10/15/30	200	186

Philippine Government International Bond,

3.75%, 1/14/29	125	119

		305

Specialty Finance – 0.6%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

3.00%, 10/29/28	380	344

3.40%, 10/29/33	53	44

Avolon Holdings Funding Ltd.,

3.25%, 2/15/27 (1)	43	40

Macquarie Airfinance Holdings Ltd.,

6.50%, 3/26/31 (1)	97	99

		527

Technology Services – 0.1%

RELX Capital, Inc.,

4.75%, 5/20/32	121	120

Telecommunications – 0.2%

British Telecommunications PLC,

3.25%, 11/8/29 (1)	165	150

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  164  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 7.9% continued

Tobacco & Cannabis – 0.1%

BAT Capital Corp.,

4.70%, 4/2/27	$92	$90

Total Foreign Issuer Bonds

(Cost $7,447)		7,257

U.S. GOVERNMENT AGENCIES – 37.4% (6)

Fannie Mae – 17.8%

Fannie Mae-Aces, Series 2013-M6,

Class 1AC,

3.39%, 2/25/43(3)	184	173

Pool #889641,

5.50%, 8/1/37	103	105

Pool #995802,

5.50%, 12/1/35	102	104

Pool #AB5209,

3.00%, 5/1/32	197	185

Pool #AD0248,

5.50%, 11/1/37	184	188

Pool #AD0494,

5.50%, 8/1/37	106	108

Pool #AD0925,

5.00%, 4/1/40	95	94

Pool #AL5119,

4.00%, 4/1/34	110	106

Pool #AL6041,

4.00%, 8/1/33	557	541

Pool #AL7497,

3.50%, 9/1/40	202	187

Pool #AL8352,

3.00%, 10/1/44	237	212

Pool #AQ5150,

2.50%, 11/1/42	631	542

Pool #AS3655,

4.50%, 10/1/44	124	121

Pool #AS6520,

3.50%, 1/1/46	227	207

Pool #AS6730,

3.50%, 2/1/46	287	263

Pool #AS7088,

2.50%, 5/1/31	83	77

Pool #AS8576,

4.50%, 12/1/46	153	149

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.4% (6) continued

Fannie Mae – 17.8% continued

Pool #BH6175,

3.50%, 7/1/47	$73	$66

Pool #BJ0686,

4.00%, 4/1/48	117	111

Pool #BM1761,

4.00%, 8/1/44	116	110

Pool #BM4056,

4.00%, 3/1/45	146	139

Pool #BM5168,

2.50%, 6/1/46	281	241

Pool #BM5984,

5.00%, 5/1/49	62	61

Pool #BM5996,

5.00%, 12/1/48	43	43

Pool #BW9921,

5.00%, 10/1/52	340	334

Pool #BX4910,

5.00%, 1/1/53	271	266

Pool #BX7244,

5.50%, 2/1/53	280	279

Pool #BX7768,

5.00%, 3/1/53	283	277

Pool #BY5368,

6.00%, 7/1/53	104	105

Pool #CA6359,

2.50%, 7/1/50	287	243

Pool #CB1666,

2.50%, 9/1/51	168	141

Pool #CB2286,

2.50%, 12/1/51	256	215

Pool #CB4842,

5.50%, 10/1/52	271	270

Pool #CB5113,

11/1/52(7)	82	82

Pool #CB7114,

5.50%, 9/1/53	145	145

Pool #CB8223,

3/1/54(7)	209	212

Pool #DA0017,

6.00%, 9/1/53	275	283

Pool #FM1303,

3.00%, 1/1/48	431	381

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  165  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.4% (6) continued

Fannie Mae – 17.8% continued

Pool #FM1472,

3.50%, 3/1/34	$40	$39

Pool #FM1534,

4.50%, 9/1/49	215	209

Pool #FM2671,

4.00%, 1/1/48	99	94

Pool #FM2921,

2.50%, 4/1/50	591	494

Pool #FM3173,

3.50%, 7/1/47	355	327

Pool #FM3201,

3.50%, 4/1/34	115	111

Pool #FM3727,

3.00%, 7/1/50	275	240

Pool #FM4491,

3.50%, 12/1/36	252	239

Pool #FM5237,

5.00%, 7/1/47	150	151

Pool #FM6125,

2.50%, 1/1/51	322	272

Pool #FM6764,

2.50%, 3/1/51	60	50

Pool #FM8215,

2.50%, 3/1/51	280	236

Pool #FP0012,

3.00%, 8/1/51	251	220

Pool #FS2701,

2.50%, 2/1/35	217	204

Pool #FS3063,

4.50%, 10/1/52	403	387

Pool #FS3120,

5.00%, 9/1/52	435	425

Pool #FS3384,

4.50%, 10/1/50	333	322

Pool #FS3391,

2.50%, 8/1/51	329	277

Pool #FS3662,

5.00%, 1/1/53	283	278

Pool #FS4040,

5.00%, 2/1/53	279	273

Pool #FS4045,

5.50%, 2/1/53	261	260

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.4% (6) continued

Fannie Mae – 17.8% continued

Pool #FS4267,

4.50%, 3/1/38	$346	$344

Pool #FS4300,

5.50%, 4/1/53	186	187

Pool #FS4610,

6.50%, 6/1/40	135	141

Pool #FS4618,

4.50%, 2/1/51	286	275

Pool #FS4653,

5.50%, 5/1/53	184	183

Pool #FS4663,

5.00%, 5/1/53	282	275

Pool #FS4710,

2.50%, 6/1/52	337	279

Pool #FS5441,

6.00%, 8/1/53	293	297

Pool #FS5613,

2.50%, 1/1/52	251	208

Pool #FS5952,

6.50%, 10/1/53	265	279

Pool #FS6869,

7.00%, 1/1/40	77	82

Pool #MA2232,

3.50%, 4/1/35	180	171

Pool #MA2864,

3.50%, 1/1/47	280	257

Pool #MA3088,

4.00%, 8/1/47	197	187

Pool #MA3183,

4.00%, 11/1/47	387	365

Pool #MA3184,

4.50%, 11/1/47	72	70

Pool #MA3448,

5.00%, 8/1/48	105	104

Pool #MA4186,

3.00%, 10/1/35	119	111

		16,289

Freddie Mac – 15.2%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-156, Class A2,

4.43%, 2/25/33	80	79

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  166  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.4% (6) continued

Freddie Mac – 15.2% continued

Freddie Mac REMICS, Series 3013, Class HZ,

5.00%, 8/15/35	$189	$187

Freddie Mac REMICS, Series 5391, Class A,

5.50%, 11/25/51	178	176

Pool #1B3575,

(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.80%, 1.80% Floor, 11.42% Cap), 6.05%, 9/1/37(8)	4	4

Pool #1G2296,

(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 2.09%, 2.09% Floor, 11.34% Cap), 6.34%, 11/1/37(8)	9	9

Pool #QC7739,

2.50%, 9/1/51	341	282

Pool #QD2946,

2.50%, 12/1/51	275	229

Pool #QF3725,

5.00%, 11/1/52	280	273

Pool #QF8053,

5.50%, 2/1/53	396	395

Pool #QF8924,

5.50%, 3/1/53	296	295

Pool #QG4632,

5.50%, 6/1/53	284	283

Pool #RA3913,

2.50%, 11/1/50	650	550

Pool #RA7677,

5.00%, 7/1/52	269	266

Pool #RA8880,

5.50%, 4/1/53	279	278

Pool #RA9840,

5.50%, 9/1/53	280	282

Pool #RD5026,

3.00%, 4/1/30	53	51

Pool #SB0084,

3.00%, 2/1/32	269	257

Pool #SB0216,

3.00%, 12/1/32	80	76

Pool #SB0328,

3.00%, 6/1/34	246	233

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.4% (6) continued

Freddie Mac – 15.2% continued

Pool #SB0826,

2.50%, 1/1/35	$247	$230

Pool #SB8502,

2.00%, 8/1/35	519	461

Pool #SD0882,

2/1/52(7)	109	92

Pool #SD1360,

5.50%, 7/1/52	255	255

Pool #SD1518,

4.50%, 8/1/52	273	262

Pool #SD1659,

2.50%, 2/1/52	328	275

Pool #SD1694,

4.50%, 10/1/52	342	326

Pool #SD1703,

5.00%, 9/1/52	426	417

Pool #SD1710,

5.00%, 10/1/52	603	591

Pool #SD2334,

5.00%, 2/1/53	285	279

Pool #SD2347,

5.50%, 2/1/53	279	281

Pool #SD2477,

5.50%, 3/1/53	286	287

Pool #SD2511,

5.50%, 4/1/53	281	280

Pool #SD2642,

5.50%, 4/1/53	285	284

Pool #SD2665,

6.00%, 4/1/53	91	93

Pool #SD2757,

5.00%, 5/1/53	284	278

Pool #SD2876,

3.00%, 7/1/46	277	248

Pool #SD2902,

5.50%, 5/1/53	184	184

Pool #SD2920,

5.50%, 5/1/53	291	290

Pool #SD2922,

5.00%, 5/1/53	285	279

Pool #SD2999,

5.50%, 6/1/53	289	288

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  167  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.4% (6) continued

Freddie Mac – 15.2% continued

Pool #SD3133,

5.00%, 6/1/53	$211	$207

Pool #SD3136,

5.50%, 6/1/53	288	288

Pool #SD3174,

5.50%, 6/1/53	289	288

Pool #SD3189,

6/1/53(7)	212	216

Pool #SD3251,

6.00%, 7/1/53	268	273

Pool #SD3515,

7/1/53(7)	173	175

Pool #SD3760,

6.00%, 8/1/53	263	272

Pool #SD4027,

6.50%, 10/1/53	269	279

Pool #SD4285,

5.50%, 11/1/53	231	231

Pool #SD5136,

4/1/54(7)	208	212

Pool #ZK7457,

3.50%, 2/1/29	84	81

Pool #ZM4714,

3.50%, 11/1/47	443	403

Pool #ZM5332,

3.00%, 1/1/48	223	196

Pool #ZS4687,

2.50%, 11/1/46	149	128

Pool #ZT1333,

2.50%, 10/1/31	520	487

		13,921

Freddie Mac Gold – 0.9%

Pool #G07505,

7.00%, 2/1/39	138	150

Pool #G16396,

3.50%, 2/1/33	64	62

Pool #G30926,

3.50%, 4/1/36	56	53

Pool #G60948,

3.00%, 1/1/47	177	155

Pool #Q15842,

3.00%, 2/1/43	323	289

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.4% (6) continued

Freddie Mac Gold – 0.9% continued

Pool #Q42460,

4.00%, 6/1/46	$58	$55

Pool #Q63667,

4.50%, 5/1/49	75	72

		836

Government National Mortgage Association – 0.6%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	196	176

Government National Mortgage Association, Series 2023-169, Class EA,

5.50%, 3/20/38	412	411

		587

Government National Mortgage Association I – 0.8%

Pool #604183,

5.50%, 4/15/33	1	1

Pool #633627,

5.50%, 9/15/34	2	2

Pool #757013,

3.50%, 12/15/40	263	245

Pool #786440,

4.50%, 9/15/47	222	218

Pool #786470,

5.00%, 11/15/40	266	268

		734

Government National Mortgage Association II – 2.1%

Pool #784801,

3.50%, 6/20/47	268	244

Pool #786922,

5.50%, 9/1/53	278	279

Pool #MA0089,

4.00%, 5/20/42	399	384

Pool #MA0782,

3.00%, 2/20/43	141	127

Pool #MA1287,

4.50%, 9/20/43	70	69

Pool #MA1996,

4.00%, 6/20/44	71	68

Pool #MA2755,

4.00%, 4/20/45	54	52

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  168  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.4% (6) continued

Government National Mortgage Association II – 2.1% continued

Pool #MA3666,

5.00%, 5/20/46	$137	$139

Pool #MA8346,

4.00%, 10/20/52	280	262

Pool #MA8724,

4.50%, 3/20/53	287	276

		1,900

Total U.S. Government Agencies

(Cost $35,985)		34,267

U.S. GOVERNMENT OBLIGATIONS – 20.7%

U.S. Treasury Bonds – 9.3%

3.38%, 8/15/42	6,223	5,384

4.13%, 8/15/53	3,305	3,182

		8,566

U.S. Treasury Notes – 8.7%

4.50%, 7/15/26	3,224	3,220

4.13%, 7/31/28	2,842	2,826

3.88%, 8/15/33	1,946	1,896

		7,942

U.S. Treasury Strips – 2.7%

1.47%, 2/15/51(9)	7,762	2,432

Total U.S. Government Obligations

(Cost $21,101)		18,940

MUNICIPAL BONDS – 0.4%

Florida – 0.1%

Miami-Dade County Seaport Subordinate Taxable Revenue Refunding Bonds, Series B-3,

1.86%, 10/1/30	100	84

Texas – 0.3%

Texas Natural Gas Securitization Finance Corp. Taxable Customer Rate Relief Revenue Bonds,

5.10%, 4/1/35	300	302

Total Municipal Bonds

(Cost $400)		386

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 6.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

5.13%(10) (11)	5,893,325	$5,893

Total Investment Companies

(Cost $5,893)		5,893

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill,

5.30%, 4/11/24(9) (12)	$55	$55

Total Short-Term Investments

(Cost $55)		55

Total Investments – 100.6%

(Cost $97,550)		92,216

Liabilities less Other Assets – (0.6%)		(510)

NET ASSETS – 100.0%		$91,706

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $7,851,000 or 8.6% of net assets.

(2)	Step coupon bond. Rate as of March 31, 2024 is disclosed.
(3)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(4)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2024.
(5)	Perpetual bond. Maturity date represents next call date.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	When-Issued Security. Coupon rate is not in effect at March 31, 2024.
(8)	Variable or floating rate security. Rate as of March 31, 2024 is disclosed.
(9)	Discount rate at the time of purchase.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(11)	7-day current yield as of March 31, 2024 is disclosed.
(12)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CME - Chicago Mercantile Exchange

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  169  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued	MARCH 31, 2024

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

IBOR - Interbank Offered Rates

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

2-Year U.S. Treasury Note	41	$8,384	Long	6/24	$(6)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Asset-Backed Securities	5.7%

Commercial Mortgage-Backed Securities	1.3%

Corporate Bonds	20.7%

Foreign Issuer Bonds	7.9%

U.S. Government Agencies	37.4%

U.S. Government Obligations	20.7%

Municipal Bonds	0.4%

Investment Companies	6.4%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-backed securities(1)	$ —	$5,237	$—	$5,237

Commercial Mortgage-Backed Securities	—	1,211	—	1,211

Corporate Bonds(1)	—	18,970	—	18,970

Foreign Issuer Bonds(1)	—	7,257	—	7,257

U.S. Government Agencies(1)	—	34,267	—	34,267

U.S. Government Obligations(1)	—	18,940	—	18,940

Municipal Bonds(1)	—	386	—	386

Investment Companies	5,893	—	—	5,893

Short-Term Investments	—	55	—	55

Total Investments	$5,893	$86,323	$—	$92,216
OTHER FINANCIAL INSTRUMENTS
Liabilities

Futures Contracts	$ (6)	$—	$—	$(6)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  170  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 6.2%

Auto Loan – 1.7%

CarMax Auto Owner Trust, Series 2024-1, Class A3

4.92%, 10/16/28	$290	$289

Ford Credit Auto Lease Trust, Series 2023-B, Class A3

5.91%, 10/15/26	1,221	1,229

Ford Credit Auto Owner Trust, Series 2023-B, Class A3

5.23%, 5/15/28	480	481

GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class A3

4.66%, 2/16/28	380	377

GM Financial Consumer Automobile Receivables Trust, Series 2023-2, Class A3

4.47%, 2/16/28	670	663

Hyundai Auto Receivables Trust, Series 2023-A, Class A3

4.58%, 4/15/27	840	832

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A3

4.51%, 11/15/27	550	545

Westlake Automobile Receivables Trust, Series 2023-3, Class A3

5.82%, 5/17/27(1)	1,060	1,066

World Omni Auto Receivables Trust, Series 2023-D, Class A3

5.79%, 2/15/29	370	376

		5,858

Credit Card – 0.6%

Discover Card Execution Note Trust, Series 2023-A1, Class A

4.31%, 3/15/28	940	927

Synchrony Card Funding LLC, Series 2023-A1, Class A

5.54%, 7/15/29	240	242

Synchrony Card Funding LLC, Series 2024-A1, Class A

5.04%, 3/15/30	301	301

WF Card Issuance Trust, Series 2024-A1, Class A

4.94%, 2/15/29	520	520

		1,990

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 6.2% continued

Other – 1.5%

CNH Equipment Trust, Series 2024-A, Class A3

4.77%, 6/15/29	$400	$398

Dell Equipment Finance Trust, Series 2023-1, Class A3

5.65%, 9/22/28(1)	1,130	1,132

Dell Equipment Finance Trust, Series 2023-3, Class A3

5.93%, 4/23/29(1)	490	496

Finance of America Structured Securities Trust, Series 2023-S2, Class A1

(Step to 6.50% on 5/25/24),

2.00%, 4/25/73(1) (2)	1,157	1,151

John Deere Owner Trust, Series 2024-A, Class A3

4.96%, 11/15/28	130	130

MMAF Equipment Finance LLC, Series 2022-B, Class A4

5.67%, 10/9/48(1)	530	532

MMAF Equipment Finance LLC, Series 2024-A, Class A3

4.95%, 7/14/31(1)	500	498

Verizon Master Trust, Series 2023-2, Class A

4.89%, 4/13/28	1,040	1,034

		5,371

Whole Loan – 2.4%

Angel Oak Mortgage Trust, Series 2023-1, Class A1

(Step to 4.80% on 2/25/27),

4.75%, 9/26/67(1) (2)	1,037	1,006

CHNGE Mortgage Trust, Series 2023-3, Class A1

(Step to 8.10% on 7/25/27), 7.10%,

7/25/58(1) (2)	625	625

J.P. Morgan Mortgage Trust, Series 2022-7, Class 1A2

3.00%, 12/25/52(1) (3)	1,195	999

J.P. Morgan Mortgage Trust, Series 2023-1, Class A3A

5.00%, 6/25/53(1) (3)	952	915

Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class A1

2.50%, 6/25/51(1) (3)	1,195	959

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 171 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 6.2% continued

Whole Loan – 2.4% continued

OBX Trust, Series 2024-NQM2, Class A1

(Step to 6.88% on 2/25/28),

5.88%, 12/25/63(1) (2)	$892	$893

Sequoia Mortgage Trust, Series 2023-1, Class A1

5.00%, 1/25/53(1)	646	619

Towd Point Mortgage Trust, Series 2022-1, Class A1

3.75%, 7/25/62(1)	2,147	1,999

Towd Point Mortgage Trust, Series 2022-4, Class A1

3.75%, 9/25/62(1)	405	377

		8,392

Total Asset-Backed Securities

(Cost $21,827)		21,611

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%

Non Agency – 1.4%

BANK5, Series 2023-5YR2, Class A3

6.66%, 7/15/56	853	900

Benchmark Mortgage Trust, Series 2023-V3, Class A3

6.36%, 7/15/56	1,090	1,140

FIVE Mortgage Trust, Series 2023-V1, Class A3

5.67%, 2/10/56	1,140	1,158

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4

3.72%, 12/15/49	350	335

Morgan Stanley Capital I Trust, Series 2017-H1, Class A5

3.53%, 6/15/50	1,568	1,476

		5,009

Total Commercial Mortgage-Backed Securities

(Cost $4,966)		5,009

CORPORATE BONDS – 27.9%

Aerospace & Defense – 0.3%

Boeing (The) Co.,

5.81%, 5/1/50	280	266

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Aerospace & Defense – 0.3% continued

Howmet Aerospace, Inc.,

6.88%, 5/1/25	$934	$944

		1,210

Asset Management – 1.0%

Ameriprise Financial, Inc.,

4.50%, 5/13/32	174	169

BlackRock Funding, Inc.,

5.00%, 3/14/34	1,490	1,497

Blackstone Private Credit Fund,

2.63%, 12/15/26	720	657

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

5.25%, 5/15/27	835	774

Oaktree Specialty Lending Corp.,

2.70%, 1/15/27	120	109

Prospect Capital Corp.,

3.71%, 1/22/26	190	180

		3,386

Automotive – 0.3%

Ford Motor Credit Co. LLC,

4.95%, 5/28/27	313	305

6.80%, 11/7/28	815	851

		1,156

Banking – 4.8%

Bank of America Corp.,

(Variable, U.S. SOFR + 1.57%), 5.82%, 9/15/29 (4)	1,092	1,120

(Variable, U.S. SOFR + 2.15%), 2.59%, 4/29/31 (4)	915	789

(Variable, U.S. SOFR + 1.32%), 2.69%, 4/22/32 (4)	3,210	2,723

(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32 (4)	954	792

Citigroup, Inc.,

(Variable, CME Term SOFR 3M + 1.41%), 3.52%, 10/27/28 (4)	1,010	953

(Variable, U.S. SOFR + 2.06%), 5.83%, 2/13/35 (4)	690	683

Fifth Third Bancorp,

(Variable, U.S. SOFR + 2.34%), 6.34%, 7/27/29 (4)	400	413

JPMorgan Chase & Co.,

(Variable, U.S. SOFR + 1.85%), 2.08%, 4/22/26 (4)	1,065	1,026

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  172  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Banking – 4.8% continued

(Variable, U.S. SOFR + 1.07%), 1.95%, 2/4/32 (4)	$590	$481

(Variable, U.S. SOFR + 1.81%),

6.25%, 10/23/34 (4)	590	631

KeyBank N.A.,

5.00%, 1/26/33	660	612

M&T Bank Corp.,

(Variable, U.S. SOFR + 2.80%),

7.41%, 10/30/29 (4)	660	696

PNC Financial Services Group (The), Inc.,

(Variable, U.S. SOFR Compounded Index + 1.85%), 4.63%, 6/6/33 (4)	257	240

(Variable, U.S. SOFR + 2.28%),

6.88%, 10/20/34 (4)	1,355	1,485

Truist Financial Corp.,

(Variable, U.S. SOFR + 2.36%),

5.87%, 6/8/34 (4)	2,010	2,035

U.S. Bancorp,

(Variable, U.S. SOFR + 2.09%),

5.85%, 10/21/33 (4)	1,360	1,388

Wells Fargo & Co.,

(Variable, U.S. SOFR + 2.10%),

2.39%, 6/2/28 (4)	810	742

		16,809

Beverages – 0.1%

Pernod Ricard International Finance LLC,

1.63%, 4/1/31(1)	370	295

Biotechnology & Pharmaceuticals – 0.6%

Amgen, Inc.,

2.20%, 2/21/27	585	542

5.25%, 3/2/33	875	884

Bristol-Myers Squibb Co.,

2.95%, 3/15/32	770	673

		2,099

Cable & Satellite – 1.0%

Charter Communications Operating LLC/Charter Communications Operating Capital,

5.05%, 3/30/29	235	226

6.38%, 10/23/35	690	683

Comcast Corp.,

4.15%, 10/15/28	960	938

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Cable & Satellite – 1.0% continued

1.50%, 2/15/31	$500	$404

CSC Holdings LLC,

4.63%, 12/1/30 (1)	920	467

DISH DBS Corp.,

7.75%, 7/1/26	750	502

LCPR Senior Secured Financing DAC,

6.75%, 10/15/27 (1)	440	413

		3,633

Chemicals – 0.4%

Bayport Polymers LLC,

4.74%, 4/14/27 (1)	960	919

LYB International Finance III LLC,

2.25%, 10/1/30	210	177

NewMarket Corp.,

2.70%, 3/18/31	370	311

		1,407

Containers & Packaging – 0.5%

Packaging Corp. of America,

3.40%, 12/15/27	405	386

5.70%, 12/1/33	510	527

Sealed Air Corp./Sealed Air Corp. U.S.,

6.13%, 2/1/28 (1)	760	762

		1,675

Electric Utilities – 2.6%

AES (The) Corp.,

1.38%, 1/15/26	585	542

Avangrid, Inc.,

3.80%, 6/1/29	260	244

Berkshire Hathaway Energy Co.,

1.65%, 5/15/31	395	316

Consolidated Edison Co. of New York, Inc.,

3.35%, 4/1/30	720	664

Duke Energy Progress LLC,

3.40%, 4/1/32	698	624

5.25%, 3/15/33	770	779

Entergy Texas, Inc.,

1.75%, 3/15/31	387	313

Eversource Energy,

1.65%, 8/15/30	90	72

Exelon Corp.,

5.63%, 6/15/35	660	671

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  173  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Electric Utilities – 2.6% continued

Florida Power & Light Co.,

5.10%, 4/1/33	$820	$826

National Rural Utilities Cooperative Finance Corp.,

4.15%, 12/15/32	240	223

NextEra Energy Capital Holdings, Inc.,

2.25%, 6/1/30	125	106

NRG Energy, Inc.,

2.45%, 12/2/27 (1)	185	166

3.63%, 2/15/31 (1)	535	461

Oncor Electric Delivery Co. LLC,

3.70%, 11/15/28	720	683

Pacific Gas and Electric Co.,

4.55%, 7/1/30	143	136

Pattern Energy Operations L.P./Pattern Energy Operations, Inc.,

4.50%, 8/15/28 (1)	230	214

Public Service Co. of Colorado,

3.70%, 6/15/28	720	689

San Diego Gas & Electric Co.,

1.70%, 10/1/30	495	407

Southern (The) Co.,

3.70%, 4/30/30	225	209

Virginia Electric and Power Co.,

2.40%, 3/30/32	720	597

Xcel Energy, Inc.,

2.60%, 12/1/29	125	109

		9,051

Electrical Equipment – 0.1%

Acuity Brands Lighting, Inc.,

2.15%, 12/15/30	282	234

Keysight Technologies, Inc.,

3.00%, 10/30/29	175	156

		390

Entertainment Content – 0.4%

Discovery Communications LLC,

3.63%, 5/15/30	300	268

Take-Two Interactive Software, Inc.,

3.70%, 4/14/27	178	171

Walt Disney (The) Co.,

2.00%, 9/1/29	1,130	985

		1,424

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Food – 0.6%

Campbell Soup Co.,

2.38%, 4/24/30	$275	$236

Conagra Brands, Inc.,

1.38%, 11/1/27	365	320

Flowers Foods, Inc.,

2.40%, 3/15/31	185	155

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

5.50%, 1/15/30	755	744

McCormick & Co., Inc.,

1.85%, 2/15/31	325	263

Smithfield Foods, Inc.,

2.63%, 9/13/31 (1)	300	235

		1,953

Gas & Water Utilities – 0.5%

NiSource, Inc.,

3.60%, 5/1/30	340	313

Southern California Gas Co.,

2.60%, 6/15/26	650	616

Southern Co. Gas Capital Corp.,

1.75%, 1/15/31	800	650

		1,579

Health Care Facilities & Services – 1.5%

Catalent Pharma Solutions, Inc.,

5.00%, 7/15/27 (1)	420	413

CVS Health Corp.,

5.25%, 1/30/31	540	544

5.30%, 6/1/33	1,310	1,314

DaVita, Inc.,

4.63%, 6/1/30 (1)	850	761

UnitedHealth Group, Inc.,

4.00%, 5/15/29	770	745

2.30%, 5/15/31	478	405

5.35%, 2/15/33	710	731

Universal Health Services, Inc.,

2.65%, 1/15/32	295	241

		5,154

Home Construction – 0.2%

Mohawk Industries, Inc.,

5.85%, 9/18/28	500	515

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  174  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Household Products – 0.1%

Clorox (The) Co.,

4.60%, 5/1/32	$431	$422

Institutional Financial Services – 1.2%

Jane Street Group/JSG Finance, Inc.,

4.50%, 11/15/29 (1)	1,400	1,296

Jefferies Financial Group, Inc.,

5.88%, 7/21/28	450	458

2.63%, 10/15/31	146	120

Morgan Stanley,

(Variable, U.S. SOFR + 1.63%),

5.45%, 7/20/29 (4)	1,170	1,180

(Variable, U.S. SOFR + 1.83%),

6.41%, 11/1/29 (4)	660	693

Nasdaq, Inc.,

5.55%, 2/15/34	360	366

		4,113

Insurance – 3.1%

Brighthouse Financial Global Funding,

1.55%, 5/24/26 (1)	1,035	947

Brown & Brown, Inc.,

2.38%, 3/15/31	337	279

Chubb INA Holdings LLC,

3.35%, 5/3/26	330	319

Constellation Insurance, Inc.,

6.80%, 1/24/30 (1)	2,095	2,048

Corebridge Financial, Inc.,

5.75%, 1/15/34	940	961

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.,

7.63%, 10/15/25 (1) (5)	2,146	2,122

Marsh & McLennan Cos., Inc.,

5.15%, 3/15/34	740	745

MetLife, Inc.,

5.38%, 7/15/33	1,150	1,174

Panther Escrow Issuer LLC,

6/1/31 (1) (6)	900	916

Primerica, Inc.,

2.80%, 11/19/31	245	205

Sammons Financial Group, Inc.,

6.88%, 4/15/34 (1)	1,150	1,158

		10,874

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Internet Media & Services – 0.1%

Netflix, Inc.,

4.88%, 4/15/28	$360	$360

Machinery – 0.3%

AGCO Corp.,

5.80%, 3/21/34	730	739

Ingersoll Rand, Inc.,

5.40%, 8/14/28	410	416

		1,155

Medical Equipment & Devices – 0.6%

Agilent Technologies, Inc.,

2.30%, 3/12/31	790	664

Becton Dickinson & Co.,

2.82%, 5/20/30	520	459

Bio-Rad Laboratories, Inc.,

3.30%, 3/15/27	62	59

GE HealthCare Technologies, Inc.,

5.91%, 11/22/32	723	760

		1,942

Oil & Gas Producers – 1.6%

Boardwalk Pipelines L.P.,

5.63%, 8/1/34	720	720

Energy Transfer L.P.,

4.15%, 9/15/29	610	579

EQM Midstream Partners L.P.,

6.50%, 7/15/48	1,220	1,223

ONEOK, Inc.,

6.05%, 9/1/33	980	1,023

Phillips 66,

2.15%, 12/15/30	340	286

Western Midstream Operating L.P.,

6.15%, 4/1/33	235	241

WPX Energy, Inc.,

4.50%, 1/15/30	1,593	1,534

		5,606

Real Estate Investment Trusts – 1.3%

American Tower Corp.,

3.13%, 1/15/27	525	496

AvalonBay Communities, Inc.,

2.30%, 3/1/30	110	95

Brixmor Operating Partnership L.P.,

4.05%, 7/1/30	180	167

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  175  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Real Estate Investment Trusts – 1.3% continued

COPT Defense Properties L.P.,

2.90%, 12/1/33	$358	$281

Crown Castle, Inc.,

1.05%, 7/15/26	710	646

EPR Properties,

4.50%, 4/1/25	460	453

Equinix, Inc.,

3.20%, 11/18/29	257	230

2.50%, 5/15/31	270	225

Healthpeak OP LLC,

3.25%, 7/15/26	185	177

Kimco Realty OP LLC,

3.20%, 4/1/32	232	200

Office Properties Income Trust,

2.65%, 6/15/26	620	359

Realty Income Corp.,

2.20%, 6/15/28	330	295

Safehold GL Holdings LLC,

2.85%, 1/15/32	174	140

Simon Property Group L.P.,

2.45%, 9/13/29	205	180

Store Capital LLC,

2.75%, 11/18/30	220	177

VICI Properties L.P.,

5.13%, 5/15/32	236	226

Welltower OP LLC,

3.85%, 6/15/32	97	88

		4,435

Retail - Discretionary – 0.2%

Advance Auto Parts, Inc.,

1.75%, 10/1/27	410	358

O’Reilly Automotive, Inc.,

4.70%, 6/15/32	207	202

		560

Semiconductors – 0.6%

Intel Corp.,

5.13%, 2/10/30	980	996

Marvell Technology, Inc.,

5.75%, 2/15/29	370	379

5.95%, 9/15/33	582	604

		1,979

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Software – 0.7%

Fortinet, Inc.,

1.00%, 3/15/26	$180	$166

2.20%, 3/15/31	370	309

Oracle Corp.,

5.80%, 11/10/25	260	262

Roper Technologies, Inc.,

3.80%, 12/15/26	166	161

2.00%, 6/30/30	260	217

ServiceNow, Inc.,

1.40%, 9/1/30	530	429

VMware LLC,

1.80%, 8/15/28	360	314

4.70%, 5/15/30	550	535

Workday, Inc.,

3.70%, 4/1/29	215	203

		2,596

Specialty Finance – 0.8%

Ally Financial, Inc.,

2.20%, 11/2/28	317	272

Capital One Financial Corp.,

(Variable, U.S. SOFR + 2.26%), 6.05%, 2/1/35 (4)	220	224

GATX Corp.,

4.00%, 6/30/30	10	9

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

4.25%, 2/1/27 (1)	690	646

Starwood Property Trust, Inc.,

7.25%, 4/1/29 (1)	1,250	1,260

Synchrony Financial,

7.25%, 2/2/33	500	497

		2,908

Technology Hardware – 0.4%

CDW LLC/CDW Finance Corp.,

4.25%, 4/1/28	500	478

Dell International LLC/EMC Corp.,

8.10%, 7/15/36	350	424

Jabil, Inc.,

1.70%, 4/15/26	505	469

		1,371

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  176  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 27.9% continued

Technology Services – 0.8%

Booz Allen Hamilton, Inc.,

5.95%, 8/4/33	$590	$611

Global Payments, Inc.,

2.90%, 5/15/30	490	426

IBM International Capital Pte. Ltd.,

4.90%, 2/5/34	700	687

S&P Global, Inc.,

2.90%, 3/1/32	800	697

Western Union (The) Co.,

2.75%, 3/15/31	290	242

		2,663

Telecommunications – 0.4%

AT&T, Inc.,

4.30%, 2/15/30	242	233

5.40%, 2/15/34	790	801

Verizon Communications, Inc.,

2.55%, 3/21/31	410	350

		1,384

Tobacco & Cannabis – 0.1%

Philip Morris International, Inc.,

1.75%, 11/1/30	350	286

Transportation & Logistics – 0.4%

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	289	291

Ryder System, Inc.,

5.25%, 6/1/28	300	301

5.38%, 3/15/29	240	242

Southwest Airlines Co.,

5.13%, 6/15/27	265	265

Union Pacific Corp.,

2.38%, 5/20/31	205	175

United Airlines Pass Through Trust,

Series 2020-1, Class B,

4.88%, 1/15/26	184	181

		1,455

Transportation Equipment – 0.3%

Cummins, Inc.,

5.15%, 2/20/34	1,140	1,151

Total Corporate Bonds

(Cost $102,296)		96,996

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 8.3%

Asset Management – 0.5%

UBS Group A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 6.30%, 9/22/34(1) (4)	$1,640	$1,720

Banking – 4.1%

AIB Group PLC,

(Variable, U.S. SOFR + 2.33%), 6.61%, 9/13/29 (1) (4)	1,100	1,147

ANZ Bank New Zealand Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.70%), 5.55%, 8/11/32 (1) (4)	200	201

Australia & New Zealand Banking Group Ltd.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%), 2.95%, 7/22/30 (1) (4)	620	596

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.00%), 4.18%, 3/24/28 (4)	600	579

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 3/15/28 (4) (7)	1,221	1,001

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.65%), 5.50%, 8/9/28 (4)	200	199

BNP Paribas S.A.,

(Variable, U.S. SOFR + 1.22%), 2.16%, 9/15/29 (1) (4)	430	376

Credit Agricole S.A.,

6.25%, 1/10/35 (1) (4)	1,520	1,546

Danske Bank A/S,

5.71%, 3/1/30 (1) (4)	540	544

Deutsche Bank A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (4) (7)	400	369

(Variable, U.S. SOFR + 2.52%), 7.15%, 7/13/27 (4)	880	905

(Variable, U.S. SOFR + 3.65%), 7.08%, 2/10/34 (4)	300	309

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  177  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 8.3% continued

Banking – 4.1% continued

HSBC Holdings PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.00%, 3/9/26 (4) (7)	$345	$321

ING Groep N.V.,

(Variable, U.S. SOFR + 1.77%), 5.55%, 3/19/35 (4)	1,470	1,459

Intesa Sanpaolo S.p.A.,

6.63%, 6/20/33 (1)	160	166

KBC Group N.V.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 5.80%, 1/19/29 (1) (4)	620	625

Macquarie Group Ltd.,

(Variable, U.S. SOFR + 2.13%), 4.10%, 6/21/28 (1) (4)	1,360	1,314

Mitsubishi UFJ Financial Group, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.70%), 5.24%, 4/19/29 (4)	500	504

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.53%), 5.48%, 2/22/31 (4)	520	529

NatWest Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.10%), 4.60%, 6/28/31 (4) (7)	250	194

Societe Generale S.A.,

6.07%, 1/19/35 (1) (4)	700	705

Toronto-Dominion Bank (The),

5.10%, 1/9/26	630	631

Westpac Banking Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 7/24/34 (4)	75	69

		14,289

Beverages – 0.2%

Coca-Cola Europacific Partners PLC,

1.50%, 1/15/27 (1)	229	208

Coca-Cola Femsa S.A.B. de C.V.,

1.85%, 9/1/32	645	504

		712

Biotechnology & Pharmaceuticals – 0.2%

Astrazeneca Finance LLC,

1.75%, 5/28/28	770	684

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 8.3% continued

Chemicals – 0.1%

Nutrien Ltd.,

4.00%, 12/15/26	$210	$204

Food – 0.3%

NBM U.S. Holdings, Inc.,

7.00%, 5/14/26(1)	915	919

Insurance – 0.2%

Nippon Life Insurance Co.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.95%), 6.25%, 9/13/53(1) (4)	600	628

Leisure Facilities & Services – 0.0%

Sands China Ltd.,

3.10%, 3/8/29(8)	—	—

Medical Equipment & Devices – 0.1%

Alcon Finance Corp.,

2.60%, 5/27/30(1)	350	302

Metals & Mining – 0.3%

Glencore Funding LLC,

1.63%, 4/27/26 (1)	860	797

3.88%, 10/27/27 (1)	430	410

		1,207

Oil & Gas Producers – 0.2%

QatarEnergy,

3.13%, 7/12/41 (1)	123	91

Santos Finance Ltd.,

3.65%, 4/29/31 (1)	570	497

		588

Semiconductors – 0.1%

NXP B.V./NXP Funding LLC/NXP U.S.A., Inc.,

5.00%, 1/15/33	553	541

Sovereign Government – 0.3%

Indonesia Government International Bond,

3.85%, 10/15/30	800	747

Philippine Government International Bond,

3.75%, 1/14/29	375	356

		1,103

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  178  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 8.3% continued

Specialty Finance – 0.5%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

3.00%, 10/29/28	$810	$733

Avolon Holdings Funding Ltd.,

3.25%, 2/15/27 (1)	120	111

goeasy Ltd.,

4.38%, 5/1/26 (1)	740	710

Macquarie Airfinance Holdings Ltd.,

6.50%, 3/26/31 (1)	375	382

		1,936

Technology Services – 0.1%

RELX Capital, Inc.,

4.75%, 5/20/32	333	330

Telecommunications – 0.8%

British Telecommunications PLC,

3.25%, 11/8/29 (1)	340	309

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	955	937

NTT Finance Corp.,

4.37%, 7/27/27 (1)	1,220	1,199

Rogers Communications, Inc.,

2.90%, 11/15/26	350	330

		2,775

Tobacco & Cannabis – 0.3%

BAT Capital Corp.,

4.70%, 4/2/27	965	949

Total Foreign Issuer Bonds

(Cost $29,867)		28,887

U.S. GOVERNMENT AGENCIES – 37.9% (9)

Fannie Mae – 17.5%

Fannie Mae-Aces, Series 2013-M6, Class 1AC,

3.39%, 2/25/43(3)	723	678

Pool #545003,

8.00%, 5/1/31 (8)	—	—

Pool #545437,

7.00%, 2/1/32	15	16

Pool #545556,

7.00%, 4/1/32	8	9

Pool #555189,

7.00%, 12/1/32	70	72

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 37.9% (9) continued

Fannie Mae – 17.5% continued

Pool #581806,

7.00%, 7/1/31	$18	$19

Pool #585617,

7.00%, 5/1/31(8)	—	—

Pool #889641,

5.50%, 8/1/37	441	450

Pool #995802,

5.50%, 12/1/35	435	445

Pool #AB5209,

3.00%, 5/1/32	1,707	1,605

Pool #AB9546,

3.50%, 6/1/28	38	36

Pool #AD0248,

5.50%, 11/1/37	791	808

Pool #AD0494,

5.50%, 8/1/37	454	463

Pool #AD0925,

5.00%, 4/1/40	47	47

Pool #AK9457,

3.50%, 3/1/32	83	79

Pool #AL3063,

3.50%, 1/1/28	119	116

Pool #AL5119,

4.00%, 4/1/34	718	697

Pool #AL7497,

3.50%, 9/1/40	984	910

Pool #AL8876,

3.00%, 10/1/44	295	264

Pool #AO2961,

4.00%, 5/1/42	157	149

Pool #AQ9360,

2.50%, 1/1/28	39	37

Pool #AS1991,

3.50%, 3/1/29	203	197

Pool #AS3655,

4.50%, 10/1/44	466	455

Pool #AS6520,

3.50%, 1/1/46	990	902

Pool #AS7088,

2.50%, 5/1/31	967	905

Pool #AS8576,

4.50%, 12/1/46	733	715

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  179  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 37.9% (9) continued

Fannie Mae – 17.5% continued

Pool #BH6175,

3.50%, 7/1/47	$394	$360

Pool #BJ0686,

4.00%, 4/1/48	469	443

Pool #BJ3524,

4.00%, 11/1/47	968	915

Pool #BM1761,

4.00%, 8/1/44	166	157

Pool #BM1762,

3.00%, 11/1/45	1,959	1,751

Pool #BM4056,

4.00%, 3/1/45	497	471

Pool #BM5984,

5.00%, 5/1/49	112	111

Pool #BM5996,

5.00%, 12/1/48	78	78

Pool #BW9887,

5.00%, 10/1/52	1,092	1,067

Pool #BW9921,

5.00%, 10/1/52	1,307	1,286

Pool #BX4910,

5.00%, 1/1/53	1,265	1,239

Pool #BX7244,

5.50%, 2/1/53	1,120	1,118

Pool #BX7768,

5.00%, 3/1/53	1,322	1,294

Pool #BY5368,

7/1/53(6)	410	415

Pool #CA6359,

2.50%, 7/1/50	1,120	948

Pool #CB1666,

2.50%, 9/1/51	667	560

Pool #CB2286,

2.50%, 12/1/51	1,195	1,002

Pool #CB5113,

11/1/52(6)	326	325

Pool #CB7114,

5.50%, 9/1/53	639	637

Pool #CB8223,

3/1/54(6)	796	807

Pool #DA0017,

6.00%, 9/1/53	1,172	1,205

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 37.9% (9) continued

Fannie Mae – 17.5% continued

Pool #FM1303,

3.00%, 1/1/48	$965	$853

Pool #FM1438,

3.00%, 8/1/38	383	355

Pool #FM1472,

3.50%, 3/1/34	32	31

Pool #FM1534,

4.50%, 9/1/49	907	881

Pool #FM1572,

3.00%, 9/1/48	606	534

Pool #FM2671,

4.00%, 1/1/48	318	301

Pool #FM2921,

2.50%, 4/1/50	1,469	1,227

Pool #FM3201,

3.50%, 4/1/34	626	606

Pool #FM4491,

3.50%, 12/1/36	1,009	958

Pool #FM6125,

2.50%, 1/1/51	1,281	1,082

Pool #FM6764,

2.50%, 3/1/51	225	187

Pool #FM8215,

2.50%, 3/1/51	1,070	901

Pool #FP0012,

3.00%, 8/1/51	920	808

Pool #FS2701,

2.50%, 2/1/35	941	882

Pool #FS3063,

4.50%, 10/1/52	1,165	1,117

Pool #FS3120,

5.00%, 9/1/52	1,628	1,590

Pool #FS3391,

2.50%, 8/1/51	1,260	1,062

Pool #FS3662,

5.00%, 1/1/53	1,133	1,113

Pool #FS4040,

5.00%, 2/1/53	1,209	1,183

Pool #FS4045,

5.50%, 2/1/53	1,131	1,127

Pool #FS4267,

4.50%, 3/1/38	1,124	1,117

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  180  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 37.9% (9) continued

Fannie Mae – 17.5% continued

Pool #FS4610,

6.50%, 6/1/40	$525	$549

Pool #FS4618,

4.50%, 2/1/51	1,049	1,008

Pool #FS4653,

5.50%, 5/1/53	829	826

Pool #FS4663,

5.00%, 5/1/53	1,222	1,194

Pool #FS4710,

2.50%, 6/1/52	1,330	1,102

Pool #FS5441,

6.00%, 8/1/53	1,073	1,091

Pool #FS5613,

2.50%, 1/1/52	1,014	840

Pool #FS5952,

6.50%, 10/1/53	1,046	1,102

Pool #FS5965,

6.00%, 10/1/53	154	157

Pool #FS6176,

5.00%, 12/1/47	899	905

Pool #FS6177,

6.50%, 5/1/40	964	1,011

Pool #FS6869,

7.00%, 1/1/40	289	306

Pool #MA0878,

4.00%, 10/1/31	321	311

Pool #MA2522,

3.50%, 2/1/46	1,241	1,132

Pool #MA2864,

3.50%, 1/1/47	787	721

Pool #MA3004,

4.00%, 5/1/37	322	310

Pool #MA3088,

4.00%, 8/1/47	609	577

Pool #MA3183,

4.00%, 11/1/47	1,533	1,447

Pool #MA3184,

4.50%, 11/1/47	25	24

Pool #MA3211,

4.00%, 12/1/47	1,318	1,249

Pool #MA3448,

5.00%, 8/1/48	451	447

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 37.9% (9) continued

Fannie Mae – 17.5% continued

Pool #MA4186,

3.00%, 10/1/35	$436	$407

		60,894

Freddie Mac – 16.3%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-156, Class A2,

4.43%, 2/25/33	340	334

Freddie Mac REMICS, Series 3013, Class HZ,

5.00%, 8/15/35	644	636

Freddie Mac REMICS, Series 5391, Class A,

5.50%, 11/25/51	694	686

Pool #1B3575,

(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.80%, 1.80% Floor, 11.42% Cap), 6.05%, 9/1/37(10)	44	44

Pool #1G2296,

(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 2.09%, 2.09% Floor, 11.34% Cap), 6.34%, 11/1/37(10)	91	91

Pool #QC7739,

2.50%, 9/1/51	1,348	1,116

Pool #QD2946,

2.50%, 12/1/51	1,099	915

Pool #QD9323,

2.50%, 4/1/52	1,355	1,125

Pool #QF3725,

5.00%, 11/1/52	1,212	1,185

Pool #QF8053,

5.50%, 2/1/53	1,630	1,626

Pool #QF8924,

5.50%, 3/1/53	1,283	1,280

Pool #QG4632,

5.50%, 6/1/53	1,232	1,228

Pool #RA3913,

2.50%, 11/1/50	1,386	1,171

Pool #RA7677,

5.00%, 7/1/52	1,168	1,153

Pool #RA8880,

5.50%, 4/1/53	1,115	1,113

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  181  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 37.9% (9) continued

Freddie Mac – 16.3% continued

Pool #RA9840,

5.50%, 9/1/53	$1,117	$1,125

Pool #RD5026,

3.00%, 4/1/30	349	334

Pool #SB0084,

3.00%, 2/1/32	1,062	1,017

Pool #SB0216,

3.00%, 12/1/32	455	432

Pool #SB0328,

3.00%, 6/1/34	997	943

Pool #SB0826,

2.50%, 1/1/35	1,068	996

Pool #SB8502,

2.00%, 8/1/35	2,079	1,848

Pool #SD0033,

3.00%, 12/1/47	675	597

Pool #SD0882,

2/1/52(6)	429	361

Pool #SD1360,

5.50%, 7/1/52	1,107	1,105

Pool #SD1518,

4.50%, 8/1/52	1,181	1,136

Pool #SD1659,

2.50%, 2/1/52	1,357	1,138

Pool #SD1694,

4.50%, 10/1/52	1,534	1,462

Pool #SD1703,

5.00%, 9/1/52	1,604	1,568

Pool #SD1710,

5.00%, 10/1/52	1,392	1,364

Pool #SD2334,

5.00%, 2/1/53	1,236	1,208

Pool #SD2347,

5.50%, 2/1/53	1,115	1,124

Pool #SD2477,

5.50%, 3/1/53	1,237	1,243

Pool #SD2511,

5.50%, 4/1/53	1,218	1,215

Pool #SD2642,

5.50%, 4/1/53	1,235	1,231

Pool #SD2665,

6.00%, 4/1/53	155	158

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 37.9% (9) continued

Freddie Mac – 16.3% continued

Pool #SD2757,

5.00%, 5/1/53	$1,229	$1,206

Pool #SD2876,

3.00%, 7/1/46	1,200	1,073

Pool #SD2902,

5.50%, 5/1/53	830	827

Pool #SD2920,

5.50%, 5/1/53	1,259	1,257

Pool #SD2922,

5.00%, 5/1/53	1,236	1,209

Pool #SD2999,

5.50%, 6/1/53	1,253	1,249

Pool #SD3133,

5.00%, 6/1/53	741	726

Pool #SD3136,

5.50%, 6/1/53	1,055	1,055

Pool #SD3174,

5.50%, 6/1/53	1,058	1,057

Pool #SD3189,

6/1/53(6)	829	845

Pool #SD3251,

6.00%, 7/1/53	1,090	1,111

Pool #SD3515,

7/1/53(6)	671	682

Pool #SD3760,

6.00%, 8/1/53	1,091	1,127

Pool #SD4027,

6.50%, 10/1/53	1,083	1,119

Pool #SD4285,

5.50%, 11/1/53	856	855

Pool #SD5136,

4/1/54(6)	833	846

Pool #ZK7457,

3.50%, 2/1/29	978	949

Pool #ZM4714,

3.50%, 11/1/47	1,448	1,318

Pool #ZM5332,

3.00%, 1/1/48	536	470

Pool #ZS4687,

2.50%, 11/1/46	519	444

Pool #ZT1333,

2.50%, 10/1/31	1,881	1,761

		56,494

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  182  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.9% (9) continued

Freddie Mac Gold – 0.8%

Pool #A87842,

4.50%, 8/1/39	$165	$161

Pool #C00910,

7.50%, 1/1/30	47	48

Pool #G07068,

5.00%, 7/1/41	251	253

Pool #G07505,

7.00%, 2/1/39	559	606

Pool #G15612,

3.50%, 12/1/29	32	31

Pool #G16396,

3.50%, 2/1/33	754	726

Pool #G18643,

2.50%, 5/1/32	67	63

Pool #G30926,

3.50%, 4/1/36	236	224

Pool #G60948,

3.00%, 1/1/47	313	273

Pool #G61723,

3.50%, 1/1/43	85	79

Pool #Q42460,

4.00%, 6/1/46	234	222

Pool #Q63667,

4.50%, 5/1/49	247	239

		2,925

Government National Mortgage Association – 0.7%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	830	746

Government National Mortgage Association, Series 2023-169, Class EA,

5.50%, 3/20/38	1,655	1,652

		2,398

Government National Mortgage Association I – 0.9%

Pool #757013,

3.50%, 12/15/40	1,053	980

Pool #786440,

4.50%, 9/15/47	924	907

Pool #786470,

5.00%, 11/15/40	1,150	1,160

		3,047

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 37.9% (9) continued

Government National Mortgage Association II – 1.7%

Pool #786922,

5.50%, 9/1/53	$1,127	$1,133

Pool #MA0089,

4.00%, 5/20/42	1,191	1,147

Pool #MA1996,

4.00%, 6/20/44	222	212

Pool #MA3666,

5.00%, 5/20/46	520	525

Pool #MA4008,

5.50%, 10/20/46	76	78

Pool #MA6870,

5.00%, 9/20/50	414	414

Pool #MA8346,

4.00%, 10/20/52	1,214	1,137

Pool #MA8724,

4.50%, 3/20/53	1,246	1,198

		5,844

Total U.S. Government Agencies

(Cost $137,169)		131,602

U.S. GOVERNMENT OBLIGATIONS – 15.7%

U.S. Treasury Bonds – 9.4%

3.38%, 8/15/42	23,856	20,637

4.13%, 8/15/53	12,490	12,026

		32,663

U.S. Treasury Notes – 3.6%

4.50%, 7/15/26	993	992

4.13%, 7/31/28	6,739	6,700

3.88%, 8/15/33	5,078	4,948

		12,640

U.S. Treasury Strips – 2.7%

1.47%, 2/15/51 (11)	29,423	9,220

Total U.S. Government Obligations

(Cost $62,528)		54,523

MUNICIPAL BONDS – 0.4%

Florida – 0.1%

Miami-Dade County Seaport Subordinate Taxable Revenue Refunding Bonds, Series B-3,

1.86%, 10/1/30	400	335

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  183  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 0.4% continued

Texas – 0.3%

Texas Natural Gas Securitization Finance Corp. Taxable Customer Rate Relief Revenue Bonds,

5.10%, 4/1/35	$1,000	$1,009

Total Municipal Bonds

(Cost $1,400)		1,344

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.1%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(12) (13)	10,598,402	$10,598

Total Investment Companies

(Cost $10,598)		10,598

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bills,

5.30%, 4/11/24(11) (14)	$75	$75

Total Short-Term Investments

(Cost $75)		75

Total Investments – 100.9%

(Cost $370,726)		350,645

Liabilities less Other Assets – (0.9%)		(3,116)

NET ASSETS – 100.0%		$347,529

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $45,497,000 or 13.1% of net assets.

(2)	Step coupon bond. Rate as of March 31, 2024 is disclosed.
(3)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(4)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2024.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2024.
(7)	Perpetual bond. Maturity date represents next call date.
(8)	Principal Amount and Value rounds to less than one thousand.
(9)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(10)	Variable or floating rate security. Rate as of March 31, 2024 is disclosed.
(11)	Discount rate at the time of purchase.
(12)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(13)	7-day current yield as of March 31, 2024 is disclosed.
(14)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

IBOR - Interbank Offered Rates

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

2-Year U.S. Treasury Note	54	$11,042	Long	6/24	$(8)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  184  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	6.2%

Commercial Mortgage-Backed Securities	1.4%

Corporate Bonds	27.9%

Foreign Issuer Bonds	8.3%

U.S. Government Agencies	37.9%

U.S. Government Obligations	15.7%

Municipal Bonds	0.4%

Investment Companies	3.1%

Short-Term Investments	0.0%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-backed securities(1)	$—	$21,611	$—	$21,611

Commercial Mortgage-Backed Securities	—	5,009	—	5,009

Corporate Bonds(1)	—	96,996	—	96,996

Foreign Issuer Bonds(1)	—	28,887	—	28,887

U.S. Government Agencies(1)	—	131,602	—	131,602

U.S. Government Obligations(1)	—	54,523	—	54,523

Municipal Bonds(1)	—	1,344	—	1,344

Investment Companies	10,598	—	—	10,598

Short-Term Investments	—	75	—	75

Total Investments	$10,598	$340,047	$—	$350,645
OTHER FINANCIAL INSTRUMENTS
Liabilities

Futures Contracts	$(8)	$—	$—	$(8)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  185  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 82.3%

Advertising & Marketing – 0.3%

CMG Media Corp.,

8.88%, 12/15/27 (1)	$8,825	$5,835

Outfront Media Capital LLC/Outfront Media Capital Corp.,

4.25%, 1/15/29 (1)	3,125	2,831

		8,666

Aerospace & Defense – 1.7%

AAR Escrow Issuer LLC,

6.75%, 3/15/29 (1)	4,915	4,953

Spirit AeroSystems, Inc.,

4.60%, 6/15/28	3,895	3,652

9.38%, 11/30/29 (1)	3,313	3,614

9.75%, 11/15/30 (1)	3,585	4,010

TransDigm, Inc.,

5.50%, 11/15/27	7,565	7,408

6.75%, 8/15/28 (1)	5,065	5,138

6.38%, 3/1/29 (1)	1,195	1,200

4.88%, 5/1/29	8,549	7,951

6.88%, 12/15/30 (1)	3,640	3,710

7.13%, 12/1/31 (1)	1,110	1,144

Triumph Group, Inc.,

9.00%, 3/15/28(1)	3,602	3,799

		46,579

Asset Management – 1.4%

HAT Holdings I LLC/HAT Holdings II LLC,

6.00%, 4/15/25 (1)	4,780	4,761

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

5.25%, 5/15/27	6,740	6,250

9.75%, 1/15/29 (1)	10,675	11,147

NFP Corp.,

6.88%, 8/15/28 (1)	7,490	7,583

Osaic Holdings, Inc.,

10.75%, 8/1/27 (1)	7,950	8,213

		37,954

Automotive – 1.9%

American Axle & Manufacturing, Inc.,

6.88%, 7/1/28	7,210	7,186

Clarios Global L.P./Clarios U.S. Finance Co.,

6.75%, 5/15/28 (1)	3,315	3,360

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Automotive – 1.9% continued

Dana, Inc.,

4.25%, 9/1/30	$3,245	$2,868

Ford Motor Co.,

9.63%, 4/22/30	2,130	2,497

6.10%, 8/19/32	4,595	4,664

4.75%, 1/15/43	2,195	1,820

Ford Motor Credit Co. LLC,

4.06%, 11/1/24	1,500	1,485

5.13%, 6/16/25	710	704

4.13%, 8/4/25	2,145	2,097

4.39%, 1/8/26	4,500	4,390

4.95%, 5/28/27	4,110	4,010

4.00%, 11/13/30	4,035	3,605

General Motors Financial Co., Inc.,

(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 9/30/27 (2) (3)	2,985	2,817

Goodyear Tire & Rubber (The) Co.,

5.25%, 4/30/31	2,920	2,681

Phinia, Inc.,

4/15/29 (1) (4)	7,375	7,446

		51,630

Biotechnology & Pharmaceuticals – 1.1%

Bausch Health Americas, Inc.,

8.50%, 1/31/27 (1)	6,390	3,756

Bausch Health Cos., Inc.,

6.13%, 2/1/27 (1)	2,830	1,763

5.00%, 1/30/28 (1)	4,775	2,133

4.88%, 6/1/28 (1)	4,465	2,437

7.25%, 5/30/29 (1)	3,490	1,511

5.25%, 1/30/30 (1)	9,870	4,077

Organon & Co./Organon Foreign Debt Co-Issuer B.V.,

5.13%, 4/30/31 (1)	5,570	4,935

Par Pharmaceutical, Inc.,

7.50%, 4/1/27 (1) (5)	8,813	5,777

Perrigo Finance Unlimited Co.,

4.65%, 6/15/30	3,520	3,236

		29,625

Cable & Satellite – 4.7%

CCO Holdings LLC/CCO Holdings Capital Corp.,

5.00%, 2/1/28 (1)	23,922	22,277

6.38%, 9/1/29 (1)	6,890	6,536

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  186  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Cable & Satellite – 4.7% continued

4.75%, 2/1/32 (1)	$14,410	$11,761

4.50%, 6/1/33 (1)	9,885	7,721

4.25%, 1/15/34 (1)	4,941	3,733

CSC Holdings LLC,

11.75%, 1/31/29 (1)	3,230	3,235

6.50%, 2/1/29 (1)	11,635	9,866

5.75%, 1/15/30 (1)	7,895	4,180

4.63%, 12/1/30 (1)	3,960	2,011

Directv Financing LLC/Directv Financing Co-Obligor, Inc.,

5.88%, 8/15/27 (1)	10,100	9,559

DISH DBS Corp.,

7.75%, 7/1/26	16,797	11,240

5.25%, 12/1/26 (1)	4,585	3,608

DISH Network Corp.,

11.75%, 11/15/27 (1)	2,565	2,613

GCI LLC,

4.75%, 10/15/28 (1)	2,395	2,196

LCPR Senior Secured Financing DAC,

6.75%, 10/15/27 (1)	5,093	4,780

Midcontinent Communications/Midcontinent Finance Corp.,

5.38%, 8/15/27 (1)	3,395	3,222

Sirius XM Radio, Inc.,

4.00%, 7/15/28 (1)	3,895	3,563

3.88%, 9/1/31 (1)	16,590	13,842

		125,943

Chemicals – 1.4%

ASP Unifrax Holdings, Inc.,

5.25%, 9/30/28 (1)	2,780	1,815

CVR Partners L.P./CVR Nitrogen Finance Corp.,

6.13%, 6/15/28 (1)	3,550	3,412

Illuminate Buyer LLC/Illuminate Holdings IV, Inc.,

9.00%, 7/1/28 (1)	4,330	4,273

LSB Industries, Inc.,

6.25%, 10/15/28 (1)	4,370	4,206

LSF11 A5 HoldCo LLC,

6.63%, 10/15/29 (1)	5,220	4,700

Mativ Holdings, Inc.,

6.88%, 10/1/26 (1)	7,345	7,293

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Chemicals – 1.4% continued

Olympus Water U.S. Holding Corp.,

7.13%, 10/1/27 (1)	$3,475	$3,510

SK Invictus Intermediate II S.a.r.l.,

5.00%, 10/30/29 (1)	4,795	4,278

WR Grace Holdings LLC,

5.63%, 8/15/29 (1)	3,700	3,310

		36,797

Commercial Support Services – 2.4%

ADT Security (The) Corp.,

4.13%, 8/1/29 (1)	3,440	3,152

Allied Universal Holdco LLC,

7.88%, 2/15/31 (1)	5,625	5,698

Allied Universal Holdco LLC/Allied Universal Finance Corp.,

6.63%, 7/15/26 (1)	4,010	4,009

6.00%, 6/1/29 (1)	4,073	3,508

APX Group, Inc.,

6.75%, 2/15/27 (1)	6,275	6,298

5.75%, 7/15/29 (1)	4,520	4,346

Clean Harbors, Inc.,

6.38%, 2/1/31 (1)	1,975	1,989

Covanta Holding Corp.,

5.00%, 9/1/30	5,640	4,968

GFL Environmental, Inc.,

6.75%, 1/15/31 (1)	5,965	6,115

Prime Security Services Borrower LLC/Prime Finance, Inc.,

6.25%, 1/15/28 (1)	9,885	9,690

Stericycle, Inc.,

3.88%, 1/15/29 (1)	2,970	2,693

VT Topco, Inc.,

8.50%, 8/15/30 (1)	7,310	7,667

ZipRecruiter, Inc.,

5.00%, 1/15/30 (1)	3,900	3,434

		63,567

Construction Materials – 0.8%

Eco Material Technologies, Inc.,

7.88%, 1/31/27 (1)	7,195	7,302

Smyrna Ready Mix Concrete LLC,

8.88%, 11/15/31 (1)	3,695	3,950

Standard Industries, Inc.,

3.38%, 1/15/31 (1)	4,520	3,795

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  187  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Construction Materials – 0.8% continued

Summit Materials LLC/Summit Materials Finance Corp.,

6.50%, 3/15/27 (1)	$5,508	$5,494

		20,541

Consumer Services – 0.4%

PROG Holdings, Inc.,

6.00%, 11/15/29 (1)	6,550	6,120

StoneMor, Inc.,

8.50%, 5/15/29 (1)	6,425	4,434

		10,554

Containers & Packaging – 1.4%

Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc.,

5.25%, 8/15/27 (1)	6,640	4,183

Ball Corp.,

2.88%, 8/15/30	7,465	6,369

Clydesdale Acquisition Holdings, Inc.,

6.63%, 4/15/29 (1)	2,985	2,986

Graphic Packaging International LLC,

3.75%, 2/1/30 (1)	2,945	2,619

LABL, Inc.,

5.88%, 11/1/28 (1)	3,695	3,398

Mauser Packaging Solutions Holding Co.,

7.88%, 8/15/26 (1)	4,930	5,023

9.25%, 4/15/27 (1)	3,147	3,120

Owens-Brockway Glass Container, Inc.,

7.25%, 5/15/31 (1)	3,335	3,397

Sealed Air Corp./Sealed Air Corp. U.S.,

6.13%, 2/1/28 (1)	5,540	5,555

		36,650

Electric Utilities – 1.5%

Calpine Corp.,

5.13%, 3/15/28	7,637	7,330

5.00%, 2/1/31 (1)	3,475	3,187

NRG Energy, Inc.,

5.75%, 1/15/28	7,920	7,876

3.88%, 2/15/32 (1)	4,547	3,897

Pattern Energy Operations L.P./Pattern Energy Operations, Inc.,

4.50%, 8/15/28 (1)	3,895	3,629

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Electric Utilities – 1.5% continued

Talen Energy Supply LLC,

8.63%, 6/1/30 (1)	$3,595	$3,844

Vistra Operations Co. LLC,

5.63%, 2/15/27 (1)	5,770	5,682

4.38%, 5/1/29 (1)	4,665	4,322

		39,767

Electrical Equipment – 0.4%

EMRLD Borrower L.P./ Emerald Co-Issuer, Inc.,

6.63%, 12/15/30 (1)	9,715	9,811

Engineering & Construction – 0.5%

Brundage-Bone Concrete Pumping Holdings, Inc.,

6.00%, 2/1/26 (1)	7,360	7,269

Dycom Industries, Inc.,

4.50%, 4/15/29 (1)	3,810	3,563

VM Consolidated, Inc.,

5.50%, 4/15/29 (1)	3,745	3,590

		14,422

Entertainment Content – 0.9%

Allen Media LLC/Allen Media Co-Issuer, Inc.,

10.50%, 2/15/28 (1)	22,150	10,267

TEGNA, Inc.,

5.00%, 9/15/29	11,792	10,573

Univision Communications, Inc.,

7.38%, 6/30/30 (1)	4,045	3,997

		24,837

Food – 1.1%

Fiesta Purchaser, Inc.,

7.88%, 3/1/31 (1)	8,565	8,845

Post Holdings, Inc.,

4.50%, 9/15/31 (1)	4,781	4,301

6.25%, 2/15/32 (1)	10,629	10,706

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed,

4.63%, 3/1/29 (1)	5,940	5,243

		29,095

Forestry, Paper & Wood Products – 0.2%

Glatfelter Corp.,

4.75%, 11/15/29 (1)	7,146	6,089

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  188  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Health Care Facilities & Services – 4.7%

AdaptHealth LLC,

6.13%, 8/1/28 (1)	$3,620	$3,400

5.13%, 3/1/30 (1)	5,860	5,109

Catalent Pharma Solutions, Inc.,

3.50%, 4/1/30 (1)	7,836	7,463

CHS/Community Health Systems, Inc.,

6.88%, 4/15/29 (1)	4,420	3,313

6.13%, 4/1/30 (1)	6,175	4,448

5.25%, 5/15/30 (1)	15,938	12,997

DaVita, Inc.,

4.63%, 6/1/30 (1)	3,804	3,406

3.75%, 2/15/31 (1)	11,173	9,353

Fortrea Holdings, Inc.,

7.50%, 7/1/30 (1)	2,735	2,825

HealthEquity, Inc.,

4.50%, 10/1/29 (1)	6,425	5,929

IQVIA, Inc.,

5.00%, 10/15/26 (1)	5,190	5,079

LifePoint Health, Inc.,

5.38%, 1/15/29 (1)	3,685	3,037

9.88%, 8/15/30 (1)	9,865	10,317

11.00%, 10/15/30 (1)	2,130	2,276

Prime Healthcare Services, Inc.,

7.25%, 11/1/25 (1)	6,315	6,299

Star Parent, Inc.,

9.00%, 10/1/30	5,000	5,292

Surgery Center Holdings, Inc.,

10.00%, 4/15/27 (1)	2,611	2,616

4/15/32 (1)(4)	3,616	3,646

Tenet Healthcare Corp.,

6.13%, 10/1/28	5,033	5,021

4.38%, 1/15/30	24,512	22,658

		124,484

Home & Office Products – 0.5%

CD&R Smokey Buyer, Inc.,

6.75%, 7/15/25 (1)	4,550	4,514

Newell Brands, Inc.,

6.38%, 4/1/36	9,490	8,379

		12,893

Home Construction – 1.4%

Beazer Homes U.S.A., Inc.,

5.88%, 10/15/27	6,320	6,232

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Home Construction – 1.4% continued

Forestar Group, Inc.,

5.00%, 3/1/28 (1)	$2,552	$2,454

Interface, Inc.,

5.50%, 12/1/28 (1)	3,475	3,309

KB Home,

7.25%, 7/15/30	4,220	4,367

LGI Homes, Inc.,

4.00%, 7/15/29 (1)	6,185	5,404

M/I Homes, Inc.,

3.95%, 2/15/30	8,520	7,667

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC,

6.75%, 4/1/32 (1)	3,255	3,267

Taylor Morrison Communities, Inc.,

5.13%, 8/1/30 (1)	4,155	3,968

		36,668

Household Products – 0.3%

Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC,

6.63%, 7/15/30 (1)	5,930	6,022

Edgewell Personal Care Co.,

5.50%, 6/1/28 (1)	2,490	2,434

		8,456

Industrial Intermediate Products – 0.8%

Anagram Holdings LLC/Anagram International, Inc.,

10.00%, 8/15/26 (1) (6) (7) (8)	2,842	36

Chart Industries, Inc.,

7.50%, 1/1/30 (1)	6,440	6,689

9.50%, 1/1/31 (1)	3,175	3,457

FXI Holdings, Inc.,

12.25%, 11/15/26 (1)	10,225	10,238

		20,420

Industrial Support Services – 1.0%

APi Group DE, Inc.,

4.13%, 7/15/29 (1)	3,260	2,937

NESCO Holdings II, Inc.,

5.50%, 4/15/29 (1)	3,660	3,459

PECF USS Intermediate Holding III Corp.,

8.00%, 11/15/29 (1)	7,895	4,147

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  189  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Industrial Support Services – 1.0% continued

Resideo Funding, Inc.,

4.00%, 9/1/29 (1)	$6,308	$5,640

United Rentals North America, Inc.,

3.75%, 1/15/32	8,105	7,077

6.13%, 3/15/34 (1)	2,855	2,859

		26,119

Institutional Financial Services – 0.9%

Aretec Group, Inc.,

7.50%, 4/1/29 (1)	2,422	2,302

10.00%, 8/15/30 (1)	3,735	4,079

Armor Holdco, Inc.,

8.50%, 11/15/29 (1)	4,720	4,450

Coinbase Global, Inc.,

3.63%, 10/1/31 (1)	6,890	5,564

Jane Street Group/JSG Finance, Inc.,

4.50%, 11/15/29 (1)	9,685	8,962

		25,357

Insurance – 1.0%

Acrisure LLC/Acrisure Finance, Inc.,

8.25%, 2/1/29 (1)	2,945	2,959

4.25%, 2/15/29 (1)	4,795	4,329

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.,

7.63%, 10/15/25 (1) (8)	7,865	7,775

NMI Holdings, Inc.,

7.38%, 6/1/25 (1)	4,440	4,484

Panther Escrow Issuer LLC,

6/1/31 (1) (4)	8,095	8,239

		27,786

Internet Media & Services – 1.1%

GrubHub Holdings, Inc.,

5.50%, 7/1/27 (1)	4,875	4,427

Millennium Escrow Corp.,

6.63%, 8/1/26 (1)	5,355	3,165

Newfold Digital Holdings Group, Inc.,

6.00%, 2/15/29 (1)	4,645	3,639

TripAdvisor, Inc.,

7.00%, 7/15/25 (1)	6,740	6,722

Uber Technologies, Inc.,

6.25%, 1/15/28 (1)	7,790	7,822

4.50%, 8/15/29 (1)	3,785	3,591

		29,366

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Leisure Facilities & Services – 7.3%

Affinity Interactive,

6.88%, 12/15/27 (1)	$4,160	$3,886

Boyne U.S.A., Inc.,

4.75%, 5/15/29 (1)	5,610	5,199

Caesars Entertainment, Inc.,

4.63%, 10/15/29 (1)	6,835	6,232

7.00%, 2/15/30 (1)	4,100	4,208

6.50%, 2/15/32 (1)	5,157	5,205

Carnival Corp.,

5.75%, 3/1/27 (1)	8,705	8,618

4.00%, 8/1/28 (1)	5,350	4,983

6.00%, 5/1/29 (1)	5,605	5,528

Carnival Holdings Bermuda Ltd.,

10.38%, 5/1/28 (1)	5,990	6,536

Carrols Restaurant Group, Inc.,

5.88%, 7/1/29 (1)	3,975	4,025

Everi Holdings, Inc.,

5.00%, 7/15/29 (1)	5,740	5,686

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,

4.63%, 1/15/29 (1)	3,534	3,241

6.75%, 1/15/30 (1)	5,495	4,932

Full House Resorts, Inc.,

8.25%, 2/15/28 (1)	6,355	6,073

GPS Hospitality Holding Co. LLC/GPS Finco, Inc.,

7.00%, 8/15/28 (1)	6,940	5,659

Hilton Domestic Operating Co., Inc.,

3.75%, 5/1/29 (1)	7,180	6,586

International Game Technology PLC,

5.25%, 1/15/29 (1)	7,470	7,218

Jacobs Entertainment, Inc.,

6.75%, 2/15/29 (1)	4,220	4,099

Light & Wonder International, Inc.,

7.00%, 5/15/28 (1)	7,638	7,698

Lindblad Expeditions LLC,

6.75%, 2/15/27 (1)	7,920	7,981

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,

4.88%, 5/1/29 (1)	4,475	4,143

NCL Corp. Ltd.,

5.88%, 3/15/26 (1)	6,913	6,821

5.88%, 2/15/27 (1)	4,595	4,541

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  190  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Leisure Facilities & Services – 7.3% continued

8.38%, 2/1/28 (1)	$3,295	$3,480

NCL Finance Ltd.,

6.13%, 3/15/28 (1)	2,530	2,501

Penn Entertainment, Inc.,

4.13%, 7/1/29 (1)	3,125	2,687

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,

5.88%, 9/1/31 (1)	2,245	1,644

Royal Caribbean Cruises Ltd.,

5.50%, 8/31/26 (1)	14,985	14,856

7.25%, 1/15/30 (1)	2,695	2,802

6.25%, 3/15/32 (1)	6,405	6,460

Scientific Games Holdings L.P./Scientific Games U.S. FinCo, Inc.,

6.63%, 3/1/30 (1)	2,795	2,702

Station Casinos LLC,

4.50%, 2/15/28 (1)	3,745	3,528

Travel + Leisure Co.,

6.63%, 7/31/26 (1)	4,500	4,532

Viking Cruises Ltd.,

5.88%, 9/15/27 (1)	10,295	10,104

7.00%, 2/15/29 (1)	5,150	5,171

Yum! Brands, Inc.,

5.38%, 4/1/32	6,295	6,098

		195,663

Leisure Products – 0.5%

Acushnet Co.,

7.38%, 10/15/28 (1)	3,695	3,830

Thor Industries, Inc.,

4.00%, 10/15/29 (1)	6,950	6,208

Vista Outdoor, Inc.,

4.50%, 3/15/29 (1)	3,894	3,898

		13,936

Machinery – 1.0%

Amsted Industries, Inc.,

5.63%, 7/1/27 (1)	4,185	4,122

GrafTech Finance, Inc.,

4.63%, 12/15/28 (1)	4,575	2,951

Madison IAQ LLC,

4.13%, 6/30/28 (1)	4,945	4,575

5.88%, 6/30/29 (1)	3,340	3,057

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Machinery – 1.0% continued

Maxim Crane Works Holdings Capital LLC,

11.50%, 9/1/28 (1)	$5,480	$5,940

Titan International, Inc.,

7.00%, 4/30/28	5,600	5,526

		26,171

Medical Equipment & Devices – 0.6%

Embecta Corp.,

5.00%, 2/15/30 (1)	3,415	2,789

Medline Borrower L.P.,

3.88%, 4/1/29 (1)	5,662	5,159

5.25%, 10/1/29 (1)	9,940	9,394

		17,342

Metals & Mining – 1.0%

Alcoa Nederland Holding B.V.,

7.13%, 3/15/31 (1)	7,375	7,523

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp.,

7.50%, 5/1/25 (1)	3,493	3,479

Coeur Mining, Inc.,

5.13%, 2/15/29 (1)	3,895	3,680

Constellium S.E.,

3.75%, 4/15/29 (1)	2,880	2,592

Kaiser Aluminum Corp.,

4.50%, 6/1/31 (1)	5,140	4,549

Novelis Corp.,

4.75%, 1/30/30 (1)	4,435	4,094

		25,917

Oil & Gas Producers – 10.4%

Apache Corp.,

4.25%, 1/15/30	2,845	2,635

5.10%, 9/1/40	4,965	4,260

Berry Petroleum Co. LLC,

7.00%, 2/15/26 (1)	10,255	10,123

California Resources Corp.,

7.13%, 2/1/26 (1)	4,670	4,697

CITGO Petroleum Corp.,

6.38%, 6/15/26 (1)	9,019	9,046

8.38%, 1/15/29 (1)	3,045	3,199

Civitas Resources, Inc.,

8.38%, 7/1/28 (1)	3,735	3,933

8.63%, 11/1/30 (1)	750	805

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  191  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Oil & Gas Producers – 10.4% continued

CNX Resources Corp.,

7.38%, 1/15/31 (1)	$2,925	$2,982

7.25%, 3/1/32 (1)	5,585	5,676

Comstock Resources, Inc.,

6.75%, 3/1/29 (1)	3,510	3,348

Crescent Energy Finance LLC,

9.25%, 2/15/28 (1)	5,640	5,956

CrownRock L.P./CrownRock Finance, Inc.,

5.00%, 5/1/29 (1)	3,305	3,264

CVR Energy, Inc.,

5.75%, 2/15/28 (1)	6,200	5,823

Delek Logistics Partners L.P./Delek Logistics Finance Corp.,

7.13%, 6/1/28 (1)	2,420	2,362

8.63%, 3/15/29 (1)	2,130	2,175

Energy Transfer L.P.,

5.63%, 5/1/27 (1)	7,901	7,873

EnLink Midstream LLC,

6.50%, 9/1/30 (1)	2,970	3,054

EnLink Midstream Partners L.P.,

(Variable, CME Term SOFR 3M + 4.37%), 9.76%, 12/30/49 (9)	3,163	3,100

EQM Midstream Partners L.P.,

4.50%, 1/15/29 (1)	1,950	1,828

6.38%, 4/1/29 (1)	3,565	3,594

7.50%, 6/1/30 (1)	3,240	3,464

4.75%, 1/15/31 (1)	6,875	6,392

FTAI Infra Escrow Holdings LLC,

10.50%, 6/1/27 (1)	7,660	7,981

Genesis Energy L.P./Genesis Energy Finance Corp.,

8.00%, 1/15/27	3,445	3,484

8.25%, 1/15/29	5,990	6,150

Global Partners L.P./GLP Finance Corp.,

6.88%, 1/15/29	3,945	3,918

Harvest Midstream I L.P.,

7.50%, 9/1/28 (1)	2,935	2,974

Hess Midstream Operations L.P.,

5.50%, 10/15/30 (1)	5,115	4,955

Hilcorp Energy I L.P./Hilcorp Finance Co.,

6.25%, 11/1/28 (1)	6,232	6,224

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Oil & Gas Producers – 10.4% continued

ITT Holdings LLC,

6.50%, 8/1/29 (1)	$6,460	$5,894

Martin Midstream Partners L.P./Martin Midstream Finance Corp.,

11.50%, 2/15/28 (1)	5,855	6,220

Murphy Oil Corp.,

6.38%, 7/15/28	4,685	4,716

NGL Energy Operating LLC/NGL Energy Finance Corp.,

8.38%, 2/15/32 (1)	13,123	13,461

NGL Energy Partners L.P./NGL Energy Finance Corp.,

7.50%, 4/15/26	4,580	4,580

Northern Oil & Gas, Inc.,

8.13%, 3/1/28 (1)	3,825	3,883

NuStar Logistics L.P.,

6.00%, 6/1/26	4,360	4,340

PBF Holding Co. LLC/PBF Finance Corp.,

6.00%, 2/15/28	11,403	11,223

Permian Resources Operating LLC,

8.00%, 4/15/27 (1)	4,795	4,939

Plains All American Pipeline L.P.,

(Variable, CME Term SOFR 3M + 4.37%), 9.68%, 5/2/24 (3) (9)	4,205	4,178

Range Resources Corp.,

8.25%, 1/15/29	4,020	4,181

4.75%, 2/15/30 (1)	2,650	2,471

SM Energy Co.,

5.63%, 6/1/25	8,880	8,838

Southwestern Energy Co.,

5.38%, 2/1/29	10,910	10,596

Sunoco L.P./Sunoco Finance Corp.,

4.50%, 5/15/29	2,858	2,657

4.50%, 4/30/30	3,845	3,521

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,

7.38%, 2/15/29 (1)	7,350	7,388

Talos Energy Ventures GOM LLC/Talos Finance Corp.,

11.75%, 4/15/26 (1)	3,589	3,701

Talos Production, Inc.,

9.38%, 2/1/31 (1)	5,840	6,226

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  192  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Oil & Gas Producers – 10.4% continued

Venture Global LNG, Inc.,

9.50%, 2/1/29 (1)	$6,890	$7,422

8.38%, 6/1/31 (1)	13,668	14,096

Vital Energy, Inc.,

7.75%, 7/31/29 (1)	8,479	8,549

		278,355

Oil & Gas Services & Equipment – 2.2%

Nabors Industries Ltd.,

7.25%, 1/15/26 (1)	6,140	6,102

7.50%, 1/15/28 (1)	6,550	6,143

Nabors Industries, Inc.,

7.38%, 5/15/27 (1)	2,245	2,241

9.13%, 1/31/30 (1)	1,485	1,544

Oceaneering International, Inc.,

6.00%, 2/1/28	10,235	10,080

Transocean Aquila Ltd.,

8.00%, 9/30/28 (1)	2,395	2,458

Transocean Poseidon Ltd.,

6.88%, 2/1/27 (1)	4,803	4,808

Transocean Titan Financing Ltd.,

8.38%, 2/1/28 (1)	1,500	1,560

Transocean, Inc.,

7.50%, 1/15/26	1,500	1,491

8.75%, 2/15/30 (1)	6,120	6,380

U.S.A. Compression Partners L.P./U.S.A. Compression Finance Corp.,

6.88%, 4/1/26	6,386	6,378

7.13%, 3/15/29 (1)	5,210	5,280

Weatherford International Ltd.,

6.50%, 9/15/28 (1)	3,383	3,488

		57,953

Publishing & Broadcasting – 2.3%

Beasley Mezzanine Holdings LLC,

8.63%, 2/1/26 (1)	9,215	5,497

Clear Channel Outdoor Holdings, Inc.,

5.13%, 8/15/27 (1)	5,605	5,286

7.75%, 4/15/28 (1)	2,915	2,552

7.50%, 6/1/29 (1)	3,145	2,602

7.88%, 4/1/30 (1)	2,540	2,526

Cumulus Media New Holdings, Inc.,

6.75%, 7/1/26 (1)	6,615	3,538

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Publishing & Broadcasting – 2.3% continued

Gannett Holdings LLC,

6.00%, 11/1/26 (1)	$3,395	$3,100

Gray Television, Inc.,

7.00%, 5/15/27 (1)	5,175	4,818

5.38%, 11/15/31 (1)	5,865	3,847

iHeartCommunications, Inc.,

8.38%, 5/1/27	3,245	1,812

5.25%, 8/15/27 (1)	3,810	2,777

McGraw-Hill Education, Inc.,

5.75%, 8/1/28 (1)	4,275	4,028

Nexstar Media, Inc.,

5.63%, 7/15/27 (1)	4,495	4,314

4.75%, 11/1/28 (1)	1,165	1,061

Townsquare Media, Inc.,

6.88%, 2/1/26 (1)	6,539	6,376

Urban One, Inc.,

7.38%, 2/1/28 (1)	7,920	6,742

		60,876

Real Estate Investment Trusts – 1.9%

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,

4.50%, 4/1/27 (1)	5,990	5,468

Diversified Healthcare Trust,

4.38%, 3/1/31	4,762	3,565

IIP Operating Partnership L.P.,

5.50%, 5/25/26	3,810	3,649

Iron Mountain, Inc.,

4.88%, 9/15/29 (1)	8,339	7,833

5.25%, 7/15/30 (1)	9,585	9,067

Necessity Retail REIT (The), Inc./American Finance Operating Partner L.P.,

4.50%, 9/30/28 (1)	5,735	4,905

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,

4.88%, 5/15/29 (1)	3,010	2,799

Service Properties Trust,

5.50%, 12/15/27	7,110	6,754

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  193  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Real Estate Investment Trusts – 1.9% continued

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,

10.50%, 2/15/28 (1)	$3,540	$3,670

6.50%, 2/15/29 (1)	3,095	2,399

		50,109

Real Estate Owners & Developers – 0.1%

Kennedy-Wilson, Inc.,

5.00%, 3/1/31	4,160	3,237

Renewable Energy – 0.2%

EnerSys,

6.63%, 1/15/32(1)	4,405	4,449

Retail - Consumer Staples – 0.3%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,

4.63%, 1/15/27 (1)	4,345	4,207

5.88%, 2/15/28 (1)	4,370	4,326

		8,533

Retail - Discretionary – 4.2%

Academy Ltd.,

6.00%, 11/15/27 (1)	6,295	6,218

Asbury Automotive Group, Inc.,

4.63%, 11/15/29 (1)	3,680	3,396

Bath & Body Works, Inc.,

9.38%, 7/1/25 (1)	1,490	1,555

5.25%, 2/1/28	2,225	2,179

6.63%, 10/1/30 (1)	4,430	4,526

6.75%, 7/1/36	7,810	7,888

Carvana Co.,

12.00%, 12/1/28 (1) (8)	808	790

13.00%, 6/1/30 (1) (8)	1,217	1,191

14.00%, 6/1/31 (1) (8)	1,447	1,454

Evergreen Acqco 1 L.P./TVI, Inc.,

9.75%, 4/26/28 (1)	7,218	7,758

Ken Garff Automotive LLC,

4.88%, 9/15/28 (1)	6,465	5,979

LCM Investments Holdings II LLC,

4.88%, 5/1/29 (1)	7,098	6,523

LSF9 Atlantis Holdings LLC/Victra Finance Corp.,

7.75%, 2/15/26 (1)	9,080	9,001

Macy’s Retail Holdings LLC,

5.88%, 3/15/30 (1)	2,845	2,765

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Retail - Discretionary – 4.2% continued

4.50%, 12/15/34	$5,530	$4,868

Mavis Tire Express Services Topco Corp.,

6.50%, 5/15/29 (1)	5,095	4,846

Michaels (The) Cos., Inc.,

5.25%, 5/1/28 (1)	5,445	4,642

7.88%, 5/1/29 (1)	2,430	1,823

NMG Holding Co., Inc./Neiman Marcus Group LLC,

7.13%, 4/1/26 (1)	3,060	2,999

Patrick Industries, Inc.,

7.50%, 10/15/27 (1)	5,065	5,113

4.75%, 5/1/29 (1)	3,300	3,082

PetSmart, Inc./PetSmart Finance Corp.,

4.75%, 2/15/28 (1)	1,150	1,077

7.75%, 2/15/29 (1)	3,005	2,927

Sonic Automotive, Inc.,

4.63%, 11/15/29 (1)	2,165	1,942

4.88%, 11/15/31 (1)	3,380	2,958

Staples, Inc.,

7.50%, 4/15/26 (1)	9,911	9,678

Victoria’s Secret & Co.,

4.63%, 7/15/29 (1)	5,380	4,413

Wand NewCo 3, Inc.,

7.63%, 1/30/32 (1)	1,470	1,521

		113,112

Semiconductors – 0.2%

Coherent Corp.,

5.00%, 12/15/29(1)	4,371	4,115

Software – 1.6%

AthenaHealth Group, Inc.,

6.50%, 2/15/30 (1)	3,895	3,564

Capstone Borrower, Inc.,

8.00%, 6/15/30 (1)	3,335	3,460

Castle U.S. Holding Corp.,

9.50%, 2/15/28 (1)	4,390	2,168

Central Parent, Inc./CDK Global, Inc.,

7.25%, 6/15/29 (1)	2,995	3,057

Cloud Software Group, Inc.,

6.50%, 3/31/29 (1)	8,835	8,387

9.00%, 9/30/29 (1)	6,800	6,524

GoTo Group, Inc.,

5.50%, 5/1/28 (1)	5,124	3,859

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  194  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Software – 1.6% continued

McAfee Corp.,

7.38%, 2/15/30 (1)	$5,125	$4,691

UKG, Inc.,

6.88%, 2/1/31 (1)	5,790	5,899

		41,609

Specialty Finance – 6.3%

Ally Financial, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 5/15/26 (2) (3)	4,145	3,554

(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 3.48%), 4.70%, 5/15/28 (2) (3)	1,605	1,272

Burford Capital Global Finance LLC,

6.88%, 4/15/30 (1)	8,864	8,726

9.25%, 7/1/31 (1)	6,565	6,951

Credit Acceptance Corp.,

6.63%, 3/15/26	6,593	6,589

9.25%, 12/15/28 (1)	3,710	3,993

Discover Financial Services,

(Variable, CME Term SOFR 3M + 3.34%), 5.50%, 10/30/49 (2)	5,900	5,058

Encore Capital Group, Inc.,

9.25%, 4/1/29 (1)	3,140	3,217

Enova International, Inc.,

8.50%, 9/15/25 (1)	8,835	8,817

FirstCash, Inc.,

4.63%, 9/1/28 (1)	6,440	6,065

6.88%, 3/1/32 (1)	3,550	3,548

Fortress Transportation and Infrastructure Investors LLC,

9.75%, 8/1/27 (1)	7,770	8,045

Freedom Mortgage Corp.,

12.25%, 10/1/30 (1)	5,265	5,790

Freedom Mortgage Holdings LLC,

9.25%, 2/1/29 (1)	3,690	3,777

Jefferies Finance LLC/JFIN Co-Issuer Corp.,

5.00%, 8/15/28 (1)	7,870	7,240

Jefferson Capital Holdings LLC,

6.00%, 8/15/26 (1)	12,330	12,098

9.50%, 2/15/29 (1)	3,160	3,235

JPR Royalty Sub LLC,

14.00%, 9/1/20 (1) (6) (7) (10)	8,000	—

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Specialty Finance – 6.3% continued

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

4.25%, 2/1/27 (1)	$9,460	$8,853

LFS Topco LLC,

5.88%, 10/15/26 (1)	7,115	6,599

Midcap Financial Issuer Trust,

6.50%, 5/1/28 (1)	2,995	2,763

Navient Corp.,

5.00%, 3/15/27	11,445	10,965

OneMain Finance Corp.,

5.38%, 11/15/29	11,955	11,240

4.00%, 9/15/30	5,095	4,362

PennyMac Financial Services, Inc.,

5.75%, 9/15/31 (1)	5,080	4,718

PRA Group, Inc.,

7.38%, 9/1/25 (1)	7,620	7,606

Provident Funding Associates L.P./PFG Finance Corp.,

6.38%, 6/15/25 (1)	3,607	3,459

Starwood Property Trust, Inc.,

7.25%, 4/1/29 (1)	3,095	3,120

United Wholesale Mortgage LLC,

5.50%, 4/15/29 (1)	2,355	2,228

Voyager Aviation Holdings LLC,

8.50%, 5/9/26 (1) (6) (7)	3,253	98

World Acceptance Corp.,

7.00%, 11/1/26 (1)	5,900	5,511

		169,497

Steel – 0.3%

Carpenter Technology Corp.,

6.38%, 7/15/28	4,945	4,937

TMS International Corp.,

6.25%, 4/15/29 (1)	2,355	2,151

United States Steel Corp.,

6.88%, 3/1/29	1,069	1,079

		8,167

Technology Hardware – 1.8%

CommScope Technologies LLC,

5.00%, 3/15/27 (1)	5,976	2,291

CommScope, Inc.,

6.00%, 3/1/26 (1)	2,120	1,940

7.13%, 7/1/28 (1)	1,457	579

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  195  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Technology Hardware – 1.8% continued

Imola Merger Corp.,

4.75%, 5/15/29 (1)	$5,990	$5,617

Likewize Corp.,

9.75%, 10/15/25 (1)	7,090	7,200

NCR Atleos Corp.,

9.50%, 4/1/29 (1)	9,148	9,785

Seagate HDD Cayman,

8.25%, 12/15/29 (1)	3,595	3,864

3.38%, 7/15/31	2,680	2,104

Viasat, Inc.,

5.63%, 4/15/27 (1)	6,760	6,390

6.50%, 7/15/28 (1)	5,380	4,154

Viavi Solutions, Inc.,

3.75%, 10/1/29 (1)	3,525	3,025

		46,949

Technology Services – 1.3%

Boost Newco Borrower LLC,

7.50%, 1/15/31 (1)	7,790	8,159

CPI CG, Inc.,

8.63%, 3/15/26 (1)	5,684	5,662

Neptune Bidco U.S., Inc.,

9.29%, 4/15/29 (1)	9,715	9,188

Sabre GLBL, Inc.,

8.63%, 6/1/27 (1)	5,211	4,572

Vericast Corp.,

11.00%, 9/15/26 (1)	3,180	3,391

Virtusa Corp.,

7.13%, 12/15/28 (1)	2,880	2,572

		33,544

Telecommunications – 1.6%

C&W Senior Finance Ltd.,

6.88%, 9/15/27 (1)	5,211	4,922

Cablevision Lightpath LLC,

5.63%, 9/15/28 (1)	2,410	2,011

Frontier Communications Holdings LLC,

5.88%, 10/15/27 (1)	6,465	6,258

6.75%, 5/1/29 (1)	9,435	8,412

8.75%, 5/15/30 (1)	2,995	3,064

Hughes Satellite Systems Corp.,

6.63%, 8/1/26	4,180	2,465

Level 3 Financing, Inc.,

10.50%, 5/15/30 (1)	7,306	7,470

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Telecommunications – 1.6% continued

Windstream Escrow LLC/Windstream Escrow Finance Corp.,

7.75%, 8/15/28 (1)	$6,315	$5,842

Zayo Group Holdings, Inc.,

6.13%, 3/1/28 (1)	4,540	3,177

		43,621

Tobacco & Cannabis – 0.3%

Vector Group Ltd.,

5.75%, 2/1/29(1)	9,865	9,138

Transportation & Logistics – 2.8%

Allegiant Travel Co.,

7.25%, 8/15/27 (1)	4,175	4,151

American Airlines, Inc.,

7.25%, 2/15/28 (1)	2,800	2,846

8.50%, 5/15/29 (1)	3,577	3,777

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,

5.50%, 4/20/26 (1)	5,464	5,426

5.75%, 4/20/29 (1)	13,900	13,674

Cargo Aircraft Management, Inc.,

4.75%, 2/1/28 (1)	10,200	9,223

First Student Bidco, Inc./First Transit Parent, Inc.,

4.00%, 7/31/29 (1)	6,500	5,759

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,

5.75%, 1/20/26 (1)	9,675	9,093

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,

6.50%, 6/20/27 (1)	3,536	3,558

United Airlines, Inc.,

4.63%, 4/15/29 (1)	7,185	6,688

XPO, Inc.,

6.25%, 6/1/28 (1)	7,830	7,899

7.13%, 6/1/31 (1)	3,114	3,195

		75,289

Transportation Equipment – 0.3%

Allison Transmission, Inc.,

5.88%, 6/1/29 (1)	5,095	5,044

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  196  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 82.3% continued

Transportation Equipment – 0.3% continued

Trinity Industries, Inc.,

7.75%, 7/15/28 (1)	$2,015	$2,070

		7,114

Total Corporate Bonds

(Cost $2,331,874)		2,198,772

FOREIGN ISSUER BONDS – 14.6%

Aerospace & Defense – 0.6%

Bombardier, Inc.,

6.00%, 2/15/28 (1)	3,715	3,655

7.50%, 2/1/29 (1)	3,175	3,268

7/1/31 (1) (4)	3,150	3,159

Rolls-Royce PLC,

5.75%, 10/15/27 (1)	6,165	6,181

		16,263

Asset Management – 0.2%

UBS Group A.G.,

(Variable, USD SOFR ICE Swap Rate 5Y + 4.16%), 7.75%, 4/12/31 (1) (2) (3)	4,895	5,034

Automotive – 0.5%

IHO Verwaltungs GmbH,

6.00%, 5/15/27 (1) (8)	6,780	6,768

ZF North America Capital, Inc.,

7.13%, 4/14/30 (1)	5,790	6,101

		12,869

Banking – 1.7%

Banco Bilbao Vizcaya Argentaria S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.10%), 9.38%, 12/29/49 (2)	4,100	4,410

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.67%), 8.00%, 6/15/24 (2) (3)	7,810	7,789

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 3/15/28 (2) (3)	4,140	3,394

(Variable, USD SOFR ICE Swap Rate 5Y + 5.78%), 9.63%, 12/15/29 (2) (3)	2,250	2,386

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 14.6% continued

Banking – 1.7% continued

Deutsche Bank A.G.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (2) (3)	$3,315	$3,060

(Variable, USD ICE Swap Rate 5Y + 5.00%), 7.50%, 12/29/49 (2)	4,270	4,198

ING Groep N.V.,

(Variable, USD Swap 5Y + 4.45%), 6.50%, 4/16/25 (2) (3)	2,786	2,751

NatWest Group PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.10%), 4.60%, 6/28/31 (2) (3)	3,570	2,777

Societe Generale S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.45%), 10.00%, 11/14/28 (1) (2) (3)	3,725	3,952

(Variable, USD ICE Swap Rate 5Y + 5.87%), 8.00%, 9/29/49 (1) (2)	3,235	3,250

Swedbank AB,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.59%), 7.63%, 3/17/28 (2) (3) (11)	7,675	7,626

		45,593

Biotechnology & Pharmaceuticals – 0.6%

Cheplapharm Arzneimittel GmbH,

5.50%, 1/15/28 (1)	7,567	7,249

Teva Pharmaceutical Finance Netherlands III B.V.,

6.75%, 3/1/28	3,745	3,837

7.88%, 9/15/29	4,570	4,906

		15,992

Cable & Satellite – 0.6%

Altice Financing S.A.,

5.00%, 1/15/28 (1)	5,405	4,446

5.75%, 8/15/29 (1)	7,260	5,816

Ziggo Bond Co. B.V.,

6.00%, 1/15/27 (1)	7,025	6,923

		17,185

Chemicals – 0.3%

Methanex Corp.,

5.13%, 10/15/27	4,795	4,640

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  197  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 14.6% continued

Chemicals – 0.3% continued

Nufarm Australia Ltd./Nufarm Americas, Inc.,

5.00%, 1/27/30 (1)	$4,345	$3,986

SNF Group SACA,

3.38%, 3/15/30 (1)	750	649

		9,275

Containers & Packaging – 0.1%

ARD Finance S.A.,

6.50%, 6/30/27(1) (8)	5,993	2,006

Electric Utilities – 0.4%

Atlantica Sustainable Infrastructure PLC,

4.13%, 6/15/28 (1)	3,895	3,578

Drax Finco PLC,

6.63%, 11/1/25 (1)	7,147	7,075

		10,653

Electrical Equipment – 0.1%

TK Elevator U.S. Newco, Inc.,

5.25%, 7/15/27(1)	3,150	3,044

Food – 0.6%

Minerva Luxembourg S.A.,

4.38%, 3/18/31 (1)	4,000	3,344

NBM U.S. Holdings, Inc.,

7.00%, 5/14/26 (1)	8,250	8,283

Sigma Holdco B.V.,

7.88%, 5/15/26 (1)	5,705	5,477

		17,104

Household Products – 0.1%

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,

5.00%, 12/31/26(1)	3,745	3,673

Insurance – 0.7%

Ardonagh Group Finance Ltd.,

8.88%, 2/15/32 (1)	10,572	10,439
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden U.S. Refinance LLC,
8.13%, 2/15/32 (1)	3,645	3,676
Jones Deslauriers Insurance Management, Inc.,

10.50%, 12/15/30 (1)	3,770	3,978

		18,093

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 14.6% continued

Leisure Facilities & Services – 0.9%

1011778 B.C. ULC/New Red Finance, Inc.,

4.00%, 10/15/30 (1)	$4,795	$4,264

Allwyn Entertainment Financing UK PLC,

7.88%, 4/30/29 (1)	3,295	3,385

Melco Resorts Finance Ltd.,

5.63%, 7/17/27 (1)	7,025	6,719

Studio City Finance Ltd.,

5.00%, 1/15/29 (1)	7,105	6,253

Wynn Macau Ltd.,

5.50%, 10/1/27 (1)	3,772	3,612

		24,233

Machinery – 0.5%

Husky III Holding Ltd.,

13.00%, 2/15/25 (1) (8)	6,070	6,080

Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC,

9.00%, 2/15/29 (1)	6,410	6,629

		12,709

Metals & Mining – 0.7%

First Quantum Minerals Ltd.,

9.38%, 3/1/29 (1)	1,265	1,309

8.63%, 6/1/31 (1)	8,090	7,863

FMG Resources Pty. Ltd., Series 2006,

4.38%, 4/1/31 (1)	7,495	6,697

Taseko Mines Ltd.,

7.00%, 2/15/26 (1)	3,650	3,665

		19,534

Oil & Gas Producers – 1.0%

Baytex Energy Corp.,

8.50%, 4/30/30 (1)	3,330	3,473

3/15/32 (1) (4)	2,185	2,208

eG Global Finance PLC,

12.00%, 11/30/28 (1)	5,400	5,742

MEG Energy Corp.,

5.88%, 2/1/29 (1)	4,480	4,404

Parkland Corp.,

4.50%, 10/1/29 (1)	5,575	5,157

Strathcona Resources Ltd.,

6.88%, 8/1/26 (1)	5,270	5,279

		26,263

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  198  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 14.6% continued

Oil & Gas Services & Equipment – 0.6%

Seadrill Finance Ltd.,

8.38%, 8/1/30 (1)	$9,030	$9,475

Shelf Drilling Holdings Ltd.,

9.63%, 4/15/29 (1)	6,070	5,865

		15,340

Software – 0.4%

Open Text Holdings, Inc.,

4.13%, 2/15/30 (1)	10,725	9,607

Specialty Finance – 0.8%

AerCap Holdings N.V.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.54%), 5.88%, 10/10/79 (2)	9,845	9,776

GGAM Finance Ltd.,

8.00%, 2/15/27 (1)	3,575	3,691

6.88%, 4/15/29 (1)	1,845	1,862

goeasy Ltd.,

9.25%, 12/1/28 (1)	4,445	4,739

Macquarie Airfinance Holdings Ltd.,

6.50%, 3/26/31 (1)	2,670	2,718

		22,786

Steel – 0.2%

Infrabuild Australia Pty. Ltd.,

14.50%, 11/15/28 (1)	5,560	5,768

Technology Services – 0.4%

Sixsigma Networks Mexico S.A. de C.V.,

7.50%, 5/2/25 (1)	10,270	9,897

Telecommunications – 2.0%

Altice France Holding S.A.,

10.50%, 5/15/27 (1)	10,410	3,853

Altice France S.A.,

5.50%, 1/15/28 (1)	3,295	2,346

5.13%, 7/15/29 (1)	6,610	4,470

5.50%, 10/15/29 (1)	9,195	6,228

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	9,035	8,868

Iliad Holding SASU,

7.00%, 10/15/28 (1)	3,160	3,127

Telecom Italia Capital S.A.,

6.38%, 11/15/33	6,561	6,199

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 14.6% continued

Telecommunications – 2.0% continued

Telesat Canada/Telesat LLC,

5.63%, 12/6/26 (1)	$5,475	$3,242

6.50%, 10/15/27 (1)	11,475	4,820

Vmed O2 UK Financing I PLC,

4.25%, 1/31/31 (1)	5,565	4,699

4.75%, 7/15/31 (1)	5,040	4,346

		52,198

Transportation & Logistics – 0.6%

Air Canada,

3.88%, 8/15/26 (1)	3,068	2,930

VistaJet Malta Finance PLC/Vista Management Holding, Inc.,

7.88%, 5/1/27 (1)	3,310	2,799

6.38%, 2/1/30 (1)	13,190	9,749

		15,478

Total Foreign Issuer Bonds

(Cost $419,745)		390,597

TERM LOANS – 0.6%

Biotechnology & Pharmaceuticals – 0.6%

Alvogen Pharma U.S., Inc., June 2022 Loan,

(Floating, CME Term SOFR USD 3M + 7.50%, 1.00% Floor), 12.96%, 6/30/25	16,499	14,684

Total Term Loans

(Cost $16,477)		14,684

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 0.0%

Passenger Airlines – 0.0%

Voyager Aviation Holdings LLC(6) (10) *	2,621	$—

Total Common Stocks

(Cost $3)		—

PREFERRED STOCKS – 0.0%

Specialized Finance – 0.0%

Cayenne Aviation LLC(6) (10) *	15,725	—

Total Preferred Stocks

(Cost $1,573)		—

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  199  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(12) (13)	37,595,291	$37,595

Total Investment Companies

(Cost $37,595)		37,595

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bills,

5.25%, 4/11/24(14) (15)	$1,805	$1,802

Total Short-Term Investments

(Cost $1,802)		1,802

Total Investments – 99.0%

(Cost $2,809,069)		2,643,450

Other Assets less Liabilities – 1.0%		26,719

NET ASSETS – 100.0%		$2,670,169

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $2,137,723,000 or 80.1% of net assets.

(2)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2024.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2024.
(5)	Issuer has defaulted on terms of debt obligation.
(6)

Restricted security that has been deemed illiquid. At March 31, 2024, the value of these restricted illiquid securities amounted to approximately $134,000 or 0.0% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Anagram Holdings LLC/Anagram International, Inc., 10.00%, 8/15/26	7/26/18 - 8/18/23	$6,967

Cayenne Aviation LLC	5/18/21	1,573

JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	8,000

Voyager Aviation Holdings LLC	5/18/21	3

Voyager Aviation Holdings LLC, 8.50%, 5/9/26	5/3/21	3,091

(7)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(8)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(9)	Variable or floating rate security. Rate as of March 31, 2024 is disclosed.
(10)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(11)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(12)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(13)	7-day current yield as of March 31, 2024 is disclosed.
(14)	Discount rate at the time of purchase.
(15)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M - 3 Month

5Y - 5 Year

7Y - 7 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

Ultra 10-Year U.S. Treasury Note	595	$68,193	Long	6/24	$689

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  200  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE (1)	% OF NET ASSETS

Corporate Bonds	82.3%

Foreign Issuer Bonds	14.6%

Term Loans	0.6%

Investment Companies	1.4%

Short-Term Investments	0.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds(1)	$—	$2,198,772	$—	$2,198,772

Foreign Issuer Bonds(1)	—	390,597	—	390,597

Term Loans	—	14,684	—	14,684

Investment Companies	37,595	—	—	37,595

Short-Term Investments	—	1,802	—	1,802

Total Investments	$37,595	$2,605,855	$—	$2,643,450
OTHER FINANCIAL INSTRUMENTS
Assets

Futures Contracts	$689	$—	$—	$689

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  201  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 0.4%

Consumer Services – 0.1%

Grand Canyon University, 5.13%, 10/1/28	$500	$452

Real Estate Owners & Developers – 0.3%

Benloch Ranch Improvement Association No. 2, 10.00%, 12/1/51(1) (2) (3)	1,000	850
Total Corporate Bonds
(Cost $1,477)		1,302

MUNICIPAL BONDS – 83.6%

Alabama – 0.9%

Hoover IDB Environmental Improvement Revenue Bonds (AMT), United States Steel Corp., 5.75%, 10/1/49	1,000	1,034

Lower Alabama Gas District Gas Project Revenue Bonds, Series A, 5.00%, 9/1/46	2,000	2,146

		3,180

Arizona – 2.7%

Arizona State IDA Economic Development Revenue Bonds, Legacy Cares, Inc., Project, 7.75%, 7/1/50(4)	2,000	120

Arizona State IDA Economic Development Revenue Bonds, Series A, Legacy Cares, Inc., Project, 5.50%, 7/1/31(4)	100	6

6.00%, 7/1/51(4)	400	24

Arizona State IDA Education Revenue Bonds, Pinecrest Academy of Northern, 4.50%, 7/15/29(1)	1,800	1,703

Glendale IDA Senior Living Facilities Revenue Bonds, Royal Oaks Inspirata Pointe Project, 5.00%, 5/15/56	1,000	880

La Paz County IDA Education Facility Lease Revenue Bonds, Charter School Solutions-Harmony Public Schools, 5.00%, 2/15/36	1,400	1,415

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Arizona – 2.7% continued

Maricopa County IDA Exempt Facilities Revenue Bonds (AMT), Commercial Metals Company, 4.00%, 10/15/47	$1,000	$900

Phoenix IDA Hotel Senior Lien Revenue Bonds, Falcon Properties LLC Project, 4.00%, 12/1/51(1)	2,500	1,907

Tempe IDA Revenue Bonds, Friendship Village of Tempe Project, 5.00%, 12/1/50	1,500	1,390

Tempe IDA Revenue Refunding Bonds, Friendship Village Project, 4.00%, 12/1/46	1,000	819

		9,164

Arkansas – 0.3%

Arkansas Development Finance Authority Environmental Revenue Bonds (AMT), Green Bonds, 5.45%, 9/1/52	1,000	1,021

California – 11.1%

Antelope Valley Healthcare District, Revenue Refunding Bonds, Series A, 5.25%, 3/1/36	1,020	1,035

California Community Housing Agency Essential Housing Revenue Bonds, Summit at Sausalito Apartments, 4.00%, 2/1/50(1)	1,000	742

California Community Housing Agency Essential Housing Revenue Bonds, Verdant at Green Valley Project, 5.00%, 8/1/49(1)	2,000	1,917

California Community Housing Agency Essential Housing Subordinate Revenue Bonds, Series A, Glendale Properties, 4.00%, 8/1/47	1,000	821

California County Tobacco Securitization Agency Tobacco Settlement Revenue Refunding Bonds, Merced County Tobacco Funding, 5.00%, 6/1/50	500	506

California State Community College Financing Authority Student Housing Revenue Bonds, Series A, Napa Valley College Project, 5.75%, 7/1/60	2,000	2,035

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  202  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

California – 11.1% continued

California State Municipal Finance Authority MFH Sustainability Revenue Bonds, Cityview, 4.00%, 11/1/36(1)	$1,500	$1,408

California State Municipal Finance Authority Senior Lien Revenue Bonds (AMT), LINXS APM Project, 5.00%, 12/31/43	5,000	4,953

California State Municipal Finance Authority Special Facility Revenue Bonds (AMT), United Airlines, Inc., Project, 4.00%, 7/15/29	3,000	2,975

California State Municipal Finance Authority Special TRB, Community Facilities District No. 2021-11 Otay Ranch, 5.00%, 9/1/52	1,000	1,025

California State Municipal Finance Authority Student Housing Revenue Bonds, Series A, Claremont Collegiate Project, 5.00%, 7/1/52(1)	1,000	922

California State Pollution Control Financing Authority Solid Waste Disposal Subordinate Green Revenue Bonds (AMT), Calplant I Project, 7.50%, 12/1/39(4) (5)	2,941	—

California State Pollution Control Financing Authority Water Furnishing Revenue Refunding Bonds, San Diego County Water Authority, 5.00%, 11/21/45	1,000	1,023

CSCDA College Housing Revenue Bonds, NCCD-Hooper Street, LLC-California College, 5.25%, 7/1/49(6)	1,700	1,711

CSCDA Community Improvement Authority Essential Housing Mezzanine Revenue Bonds, Crescent West Hollywood, 5.50%, 7/1/59	1,000	873

CSCDA Community Improvement Authority Essential Housing Revenue Bonds, Altana Glendale Social Bonds, 4.00%, 10/1/56	1,000	780

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

California – 11.1% continued

CSCDA Community Improvement Authority Essential Housing Senior Revenue Bonds, Crescent West Hollywood, 4.30%, 7/1/59	$500	$425

CSCDA Revenue Refunding Bonds, Series A, California Baptist University, 5.00%, 11/1/32	500	513

5.00%, 11/1/41	1,000	1,003

CSCDA Special TRB, Community Facilities District No. 2016-02 Delta Coves, 4.00%, 9/1/50	1,000	868

CSCDA Special TRB, Delta Coves, 5.50%, 9/1/52	1,000	1,016

CSCDA Special TRB, Improvement Area No. 1, 4.00%, 9/1/51	1,000	899

CSCDA Statewide Revenue Special Assessment Bonds, 4.00%, 9/2/50	500	424

Foothill Eastern Transportation Corridor Agency Toll Road Senior Lien Revenue Bonds, Series A, 4.00%, 1/15/46	750	721

Ontario Special Tax Bonds, Tevelde Facilities, 4.00%, 9/1/51	1,000	865

River Islands PFA Special Tax Bonds, Community Facilities District No. 2003-1 Improvement Area No. 2, 5.50%, 9/1/37	1,000	1,040

River Islands PFA Special Tax Refunding Bonds, Phase 2 Public Improvement, 4.00%, 9/1/51	1,000	863

Roseville Special Tax Bonds, The Ranch at Sierra Vista Community, 4.00%, 9/1/51	1,500	1,296

Roseville Special Tax Bonds, The Ranch At Sierra Vista Community Facilities District No. 1 (Public Facilities), 4.00%, 9/1/50	150	130

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  203  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

California – 11.1% continued

Sacramento County Special Refunding Tax Bonds, Metro Air Park Community Facilities, 5.00%, 9/1/42	$800	$812

Sacramento Special Tax Bonds, Railyards Community Facilities District No. 2018-01, 5.25%, 9/1/42	1,000	1,038

San Francisco City & County Community Facilities District 2016-1 Special Tax Bonds, Series 2021, 4.00%, 9/1/51	1,000	860

San Francisco City & County Community Facilities District 2016-1 Special Tax Bonds, Treasure Island, Series 2022, 4.00%, 9/1/52	1,000	841

San Luis Obispo Community Facilities District No. 2019-1 Special Tax Bonds, 4.00%, 9/1/51	695	599

Santa Paula Special Tax Bonds, Harvest Community Facilities District No. 1 Improvement, 4.00%, 9/1/50	1,000	872

		37,811

Colorado – 4.3%

Cascade Ridge Metropolitan District G.O. Limited Bonds, 5.00%, 12/1/51	1,205	1,040

Chambers Highpoint Metropolitan District No. 2 G.O. Limited Bonds, 5.00%, 12/1/51	500	415

Colorado Educational & Cultural Authority Revenue Refunding Bonds, Science Technology English & Math, 5.00%, 11/1/54	1,500	1,420

Colorado State Health Facilities Authority Hospital Revenue and Improvement Refunding Bonds, Christian Living Neighborhoods, 4.00%, 1/1/42	1,000	868

Colorado State Health Facilities Authority Hospital Revenue Bonds, Series A, Aberdeen Ridge, 5.00%, 5/15/58	1,500	945

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Colorado – 4.3% continued

Fiddler’s Business Improvement District G.O. Unlimited Refunding Bonds, 5.55%, 12/1/47	$1,000	$1,027

Legato Community Authority Limited Tax Supported Revenue Bonds, Senior Series A-1, 5.00%, 12/1/51	750	651

Riverwalk Metropolitan District No. 2 Revenue Bonds, Series A, 4.50%, 12/1/32	1,465	1,369

Rudolph Farms Metropolitan District No. 6 Revenue Supported G.O. Limited Bonds, 6.50%, 6/1/52	500	501

Silver Peaks Metropolitan District No. 3 Senior Lien G.O. Limited Bonds, Series A, 5.00%, 12/1/50	500	450

Transport Metropolitan District No. 3 MDD G.O. Limited Bonds, Series 2021-A-1, 5.00%, 12/1/51	1,500	1,234

Tree Farm Metropolitan District G.O. Limited Bonds, 4.50%, 12/1/41(1)	1,500	1,371

Waterfront at Foster Lake Metropolitan District No. 2 Senior Lien G.O. Limited Bonds, Series A3-1, 5.00%, 12/1/51	3,000	2,515

Westerly Metropolitan District No. 4 Senior G.O. Limited Bonds, Series A, 5.00%, 12/1/50	1,000	869

		14,675

Connecticut – 0.1%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Mclean Issue, 5.00%, 1/1/55	500	396

Florida – 8.5%

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX, 5.35%, 7/1/29	1,905	1,907

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  204  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Florida – 8.5% continued

Capital Trust Agency Educational Facilities Revenue Bonds, New Springs, Inc., Project, 4.75%, 6/1/56	$1,500	$1,138

Capital Trust Agency Educational Facilities Revenue Bonds, Tallahassee Classical School, 4.25%, 7/1/51	2,500	1,821

Capital Trust Agency Educational Facilities Revenue Bonds, Team Success A School of Excellence, 5.50%, 6/1/57	1,000	956

Capital Trust Agency Revenue Bonds, Sustainability Bonds, 4.00%, 6/15/41	1,510	1,264

Capital Trust Agency Student Housing Revenue Bonds, University Bridge, LLC Student Housing Project, 5.25%, 12/1/43(6)	3,000	2,992

Charlotte County IDA Utility System Revenue Bonds (AMT), Town & Country Utilities Project, 4.00%, 10/1/51	1,000	832

Florida Development Finance Corp. Surface Transportation Facilities Revenue Refunding Bonds (AMT), Virgin Trains U.S.A. Pass, 6.38%, 1/1/26(7) (8)	4,000	4,000

Florida State Development Finance Corp. Educational Facilities Revenue Bonds, 2017 Foundation for Global Understanding, Inc., Project, 4.00%, 7/1/51	750	642

Florida State Development Finance Corp. Educational Facilities Revenue Refunding Bonds, Central Charter School Project, 5.00%, 8/15/32	410	413

5.25%, 8/15/37	690	678

Florida State Development Finance Corp. Educational Facility Revenue Bonds, Pepin Academics of Pasco County, Inc., Project, 5.00%, 1/1/50(1)	1,000	855

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Florida – 8.5% continued

Florida State Development Finance Corp. Senior Living Revenue Refunding Bonds, Glenridge on Palmer Ranch, 5.00%, 6/1/51	$2,000	$1,675

Florida State Development Finance Corp. Solid Waste Disposal Revenue Bonds (AMT), Waste Pro U.S.A., Inc., Project, 5.00%, 5/1/29	1,500	1,501

Lake County Retirement Facility Revenue Refunding Bonds, Lakeside at Waterman Village Project, 5.75%, 8/15/55	1,000	924

Ocean Highway & Port Authority Florida Port Facilities Revenue Bonds (AMT), Worldwide Terminals Fenandina Project, 5.50%, 12/1/49(1) (6)	1,500	1,212

Palm Beach County Revenue Bonds, Series A, Lynn University Housing Project, 5.00%, 6/1/57	1,500	1,334

Pinellas County IDA Revenue Bonds, 2017 Foundation for Global Understanding Project, 5.00%, 7/1/39	2,000	2,019

Sterling Hill Community Development District Capital Improvement Special Assessment Bonds, Series B, 5.50%, 11/1/10(4)	143	67

Venice Retirement Community Revenue Improvement Bonds, Village on the Isle Project, 5.00%, 1/1/47	1,000	920

Village Community Development District No. 13 Special Assessment Revenue Bonds, 3.50%, 5/1/51(1)	960	815

Village Community Development District No. 14 Revenue Special Assessment Bonds, 5.13%, 5/1/37	990	1,045

		29,010

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  205  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Georgia – 1.7%

Atlanta Development Authority Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center, 6.75%, 1/1/35(2) (4)	$3,000	$1,350

La Grange Development Authority Revenue Refunding Bonds, La Grange College Project, 5.00%, 10/15/52	2,000	1,750

Oconee County IDA Taxable Revenue Bonds, Economic Development Project, 6.00%, 3/1/48	1,500	1,254

White County Development Authority Revenue Bonds, Truett McConnell University Project, 5.25%, 10/1/49	1,500	1,291

		5,645

Guam – 0.6%

Guam Government Business Privilege Tax Revenue Refunding Bonds, Series F, 4.00%, 1/1/36	1,000	1,004

Guam Government Department of Education Revenue Refunding COPS, John F. Kennedy High School Refunding & Energy Efficiency Project, 5.00%, 2/1/40	1,000	1,002

		2,006

Idaho – 0.8%

Idaho State Housing & Finance Association Nonprofit Facilities Revenue Bonds, Series A, Future Public School Project, 4.00%, 5/1/52	3,410	2,634

Illinois – 1.3%

Chicago Board of Education Dedicated Capital Improvement Tax Revenue Bonds, 5.75%, 4/1/48	1,000	1,114

Chicago Board of Education G.O. Unlimited Bonds, Series A, 5.50%, 12/1/31	1,000	1,112

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Illinois – 1.3% continued

Illinois Finance Authority Revenue Refunding Bonds, Plymouth Place, Inc., 5.00%, 5/15/51	$410	$337

5.00%, 5/15/56	440	352

Illinois State Finance Authority Revenue Bonds, Series A, Plymouth Place, Inc., 6.63%, 5/15/52	1,000	1,030

Illinois State Finance Authority Revenue Refunding Bonds, Friendship Village Schaumburg, 5.13%, 2/15/45(2) (4)	1,500	345

Upper Illinois River Valley Development Authority Revenue Refunding Bonds, Prairie Crossing Charter, 5.00%, 1/1/45	250	239

		4,529

Indiana – 1.9%

Goshen MFH Revenue Bonds, Green Oaks of Goshen Project, Housing Choice Voucher Program (HUD Sector 8 Program), 5.00%, 8/1/41(1)	1,000	825

Housing & Community Development Authority Multifamily Revenue Bonds, Series A, Vita of Marion Project, 5.25%, 4/1/41	1,000	819

Indiana Finance Authority Educational Facilities Revenue Bonds, Seven Oaks Classical School Project, 5.00%, 6/1/41	420	374

Indiana State Finance Authority Exempt Facilities Revenue Bonds (AMT), Res Polyflow Indiana, Green Bonds, 7.00%, 3/1/39	3,800	2,649

Indiana State Finance Authority Revenue Bonds, Kipp Indianapolis, Inc., Project, 5.00%, 7/1/55	510	468

Valparaiso MFH Revenue Bonds, Green Oaks of Valparaiso Project, 5.38%, 12/1/41	1,500	1,192

		6,327

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  206  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Iowa – 0.2%

Iowa State Finance Authority Senior Living Facilities Revenue Refunding Bonds, Sunrise Retirement Community Project, 5.00%, 9/1/51	$1,000	$758

Kansas – 1.5%

Prairie Village Special Obligation Tax Increment Tax Allocation Revenue Refunding Bonds, Meadowbrook TIF Project, 3.13%, 4/1/36	800	747

Shawnee Education Facilities Revenue Bonds, Maranatha Christian Academy Project, Series A, 5.00%, 8/1/56(1)	2,000	1,716

Wyandotte County and Kansas City Unified Government Special Obligation Revenue Refunding Bonds, Village East Project Areas 2B, 5.75%, 9/1/39	2,500	2,472

		4,935

Kentucky – 0.1%

Henderson Exempt Facilities Revenue Bonds (AMT), Pratt Paper LLC Project, 4.70%, 1/1/52	500	495

Louisiana – 1.8%

Calcasieu Parish Memorial Hospital Service District Revenue Refunding Bonds, Lake Charles Memorial Hospital Project, 5.00%, 12/1/34	2,000	2,002

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project, 2.50%, 4/1/36	2,000	1,641

Louisiana Public Facilities Authority Revenue Bonds, Jefferson Rise Charter School Project, 6.25%, 6/1/52(1)	440	432

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Prerefunded, 5.00%, 5/15/26(9)	50	52

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Louisiana – 1.8% continued

Saint James Parish Revenue Bonds, Series 2, Nustar Logistics L.P. Project, 6.35%, 7/1/40	$1,000	$1,091

Saint John The Baptist Parish Variable Revenue Refunding Bonds, Marathon Oil Corp. Project, 2.38%, 7/1/26(7) (8)	1,000	957

		6,175

Maryland – 0.7%

Baltimore Senior Lien Special Obligation Tax Allocation Refunding Bonds, Harbor Point Project, 3.63%, 6/1/46	1,750	1,458

Frederick County Subordinate Special Tax Obligation Revenue Bonds, Series C, 4.00%, 7/1/50	995	891

		2,349

Massachusetts – 1.6%

Massachusetts State Development Finance Agency Revenue Bonds, Series A, UMASS Boston Student Housing, 5.00%, 10/1/41	3,000	3,025

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Salem Community Corp., 5.25%, 1/1/50	1,000	885

Massachusetts State Transportation Fund Revenue Bonds, Accelerated Bridge Program, 5.00%, 6/1/44	1,500	1,502

		5,412

Michigan – 1.4%

Detroit G.O. Unlimited Bonds, Series A, Social Bonds, 5.00%, 4/1/46	1,000	1,021

Holt Public Schools G.O. Unlimited Bonds, Series I (Q-SBLF Insured), 2.00%, 5/1/41	1,285	904

Kalamazoo County G.O. Limited Bonds, 2.13%, 5/1/42	1,000	704

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  207  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Michigan – 1.4% continued

Michigan Mathematics & Science Initiative Revenue Refunding Bonds, 4.00%, 1/1/51	$1,000	$819

Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Green Bonds, Recycle, 4.00%, 10/1/26(7) (8)	500	500

Tipton Academy Public School Academy Revenue Bonds, 4.00%, 6/1/51	985	713

		4,661

Minnesota – 2.3%

Apple Valley Senior Housing Revenue Bonds, Orchard Path Phase II Project, 4.00%, 9/1/61	500	395

Duluth EDA Revenue Refunding Bonds, Benedictine Health System, 4.00%, 7/1/41	550	441

Minnesota State G.O. Unlimited Bonds, Series A, Bidding Group 1, 5.00%, 9/1/27	3,000	3,212

Minnesota State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/25	3,500	3,583

		7,631

Mississippi – 0.3%

Tunica County Urban Renewal Revenue Refunding Bonds, Utility Districts Project, 6.00%, 10/1/40	1,000	906

Missouri – 1.0%

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Wright Memorial Hospital, 5.00%, 9/1/32	1,145	1,171

5.00%, 9/1/34	1,315	1,345

Plaza At Noah’s Ark Community Improvement District Tax Increment & Improvement District Revenue Refunding Bonds, 3.00%, 5/1/30	500	464

3.13%, 5/1/35	400	346

		3,326

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Nevada – 0.4%

Henderson Local Improvement District No. T-21 Special Assessment Bonds, Black Mountain, 4.00%, 9/1/51	$500	$400

Las Vegas Special Improvement District No. 616 and Special Improvement District No. 81 Special Assessment Bonds, 3.13%, 6/1/51	500	329

Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds, 4.00%, 6/1/49	515	419

Las Vegas Special Improvement District No. 815 Special Assessment Bonds, 5.00%, 12/1/49	250	238

		1,386

New Hampshire – 0.1%

National Finance Authority Revenue Refunding Bonds, Series B (AMT), Green Bonds, 3.75%, 7/2/40(1) (7) (8)	600	472

New Jersey – 1.5%

Monmouth County Improvement Authority Revenue Notes, Governmental Pooled Loan Project (County Gtd.), 4.00%, 3/14/25	1,000	1,006

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/1/48(6)	1,000	948

New Jersey State EDA Special Facility Revenue Bonds (AMT), Continental Airlines, Inc., Project, 5.63%, 11/15/30	2,000	2,020

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A, 4.00%, 6/15/41	1,000	1,008

		4,982

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  208  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

New Mexico – 1.0%

Los Ranchos de Albuquerque Educational Facilities Revenue Refunding Bonds, Albuquerque Academy Project, 4.00%, 9/1/40	$1,000	$941

New Mexico Hospital Equipment Loan Council First Mortgage Revenue Bonds, La Vida Expansion Project, 5.00%, 7/1/49	3,000	2,487

		3,428

New York – 4.6%

Build NYC Resource Corp. Revenue Bonds, Whin Music Community Charter School Project, 6.50%, 7/1/52	1,500	1,513

Metropolitan Transportation Authority Revenue Bonds, Series C-1, Green Bonds, 5.00%, 11/15/50	1,000	1,039

Metropolitan Transportation Authority Revenue Refunding Bonds, Climate Bond Certified, 4.00%, 11/15/45	1,000	958

New York G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/26	3,065	3,200

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc., Laguardia Airport Terminals, 5.00%, 1/1/34	4,000	4,143

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment, 5.00%, 7/1/46	3,000	2,955

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), John F. Kennedy International Airport, 5.25%, 8/1/31	790	840

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

New York – 4.6% continued

New York Transportation Development Corp. Special Facility Revenue Refunding Bonds (AMT), American Airlines, Inc., 3.00%, 8/1/31	$500	$470

Western Regional Off-Track Betting Corp. Revenue Refunding Bonds, 4.13%, 12/1/41(1)	500	396

		15,514

North Carolina – 0.2%

North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers, 5.00%, 7/1/49	600	529

Ohio – 2.5%

Buckeye Tobacco Settlement Financing Authority Senior Revenue Refunding Bonds, Series B-2, Class 2, 5.00%, 6/1/55	3,000	2,837

Franklin County Health Care Facilities Revenue Refunding Bonds, Wesley Communities Obligated Group Project, 5.25%, 11/15/55	1,000	897

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), 5.00%, 7/1/49(1)	2,000	1,828

Ohio State Higher Educational Facility Revenue Refunding Bonds, Judson Obligated Group, 5.00%, 12/1/50	1,000	920

Port of Greater Cincinnati Development Authority Revenue Bonds, 4.25%, 12/1/50	2,085	1,839

		8,321

Oregon – 0.9%

Oregon State G.O. Unlimited Bonds, Article XI-Q State Project, 5.00%, 5/1/40	2,800	3,212

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  209  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Pennsylvania – 1.8%

Allentown Neighborhood Improvement Zone Development Authority Tax Subordinate Revenue Bonds, City Center Project, 5.25%, 5/1/42	$500	$497

Berks County Municipal Authority University Revenue Bonds, Alvernia University Project, 5.00%, 10/1/49	1,000	879

Franklin County IDA Revenue Bonds, Menno-Haven, Inc., Project, 5.00%, 12/1/39	755	680

Lancaster County Hospital Authority Revenue Refunding Bonds, Saint Anne’s Retirement Community, Inc., Project, 5.00%, 3/1/40	500	441

5.00%, 3/1/50	500	409

Mercer County IDA College Revenue Refunding Bonds, Thiel College Project, 6.13%, 10/1/50	965	616

Philadelphia Authority For Industrial Development Charter School Revenue Refunding Bonds, Green Woods Charter School Project, 5.38%, 6/15/57	300	290

Philadelphia Authority For Industrial Development Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 3/15/45	950	799

Philadelphia Authority For Industrial Development University of the Arts Revenue Refunding Bonds, Prerefunded, 5.00%, 3/15/28(1) (9)	50	54

Westmoreland County IDA Revenue Refunding Bonds, Redstone Presbyterian Senior Care, 4.00%, 5/15/47	2,000	1,481

		6,146

Puerto Rico – 0.9%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series A-1, Restructured Bonds, 5.00%, 7/1/58	3,000	3,009

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

South Carolina – 0.7%

Berkeley County Assessment Revenue Special Assessment Bonds, Nexton Improvement District, 4.38%, 11/1/49	$1,000	$845

Hardeeville Assessment Revenue Special Assessment Bonds, 4.00%, 5/1/52	700	501

South Carolina State Jobs EDA Educational Facilities Revenue Bonds, Polaris Tech Charter School Project, 5.13%, 6/15/42	1,000	954

		2,300

Texas – 8.8%

Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/1/34(6)	1,000	1,017

Baytown Municipal Development District Revenue Bonds, First Line Hotel, 4.00%, 10/1/50	1,000	735

Baytown Municipal Development District Revenue Bonds, Second Line Hotel, 5.00%, 10/1/50	500	422

Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/1/40	1,500	1,423

5.00%, 12/1/45	2,000	1,834

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Revenue Bonds (AMT), Aleon Renewable Metals LLC, 12.00%, 6/1/43(1)	1,000	1,010

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Revenue Bonds (AMT), Gladieux Metals Recycling, 7.00%, 3/1/39	290	272

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Subordinate Revenue Bonds (AMT), Gladieux Metals Recycling, 8.50%, 3/1/39	1,900	1,736

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  210  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Texas – 8.8% continued

Conroe Local Government Corp. Hotel Revenue Bonds, Conroe Convention Center Hotel, 4.00%, 10/1/50	$500	$388

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 12/1/25(9)	1,000	1,028

Dallas Hotel Occupancy Tax Revenue Refunding Bonds, 5.00%, 8/15/25	1,330	1,357

Dumas Independent School District G.O. Unlimited Bonds, School Building (PSF, Gtd.), 5.00%, 2/1/26	1,000	1,033

Edinburg Economic Development Corp. Sales TRB, Series A, 3.38%, 8/15/46	355	253

Hidalgo County Regional Mobility Authority Toll & Vehicle Registration Junior Lien Revenue Refunding Bonds, Series B, 5.00%, 12/1/35	1,000	1,049

5.00%, 12/1/36	1,000	1,053

Highland Park Independent School District G.O. Unlimited Bonds, School Building (PSF-Gtd.), 5.25%, 2/15/26	1,145	1,189

Houston Airport System Revenue Bonds, United Airlines, Inc., Terminal (AMT), 4.00%, 7/15/41	1,000	935

Mission Economic Development Corp. Senior Lien Revenue Refunding Bonds (AMT), Natgasoline, 4.63%, 10/1/31	2,000	1,998

New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue Bonds, Morningside Ministries Project, 5.00%, 1/1/55	1,000	735

New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue Refunding Bonds, Wichita Falls Retirement Foundation, 4.00%, 1/1/41	1,270	1,058

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Texas – 8.8% continued

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, Series A, Blinn College Project, 5.00%, 7/1/57	$1,000	$847

North Texas State Municipal District Water System Revenue Refunding Bonds, 5.00%, 9/1/25	2,300	2,354

San Antonio Education Facilities Corp. Revenue Bonds, Series A, Hallmark University Project, 5.00%, 10/1/51	1,500	1,194

Southwest Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 2/1/26	1,000	1,033

Tarrant County Cultural Educational Facilities Finance Corp. Retirement Facilities Revenue Bonds, Series B, Buckner Retirement Services, 5.00%, 11/15/46	4,000	3,893

		29,846

Utah – 1.8%

Black Desert Public Infrastructure District Senior G.O. Limited Bonds, Series A, 4.00%, 3/1/51	2,500	1,892

Downtown East Streetcar Sewer Public Infrastructure District Senior Lien G.O. Limited Bonds, Series A, 5.75%, 3/1/42	1,000	1,000

6.00%, 3/1/53	1,000	986

Utah Infrastructure Agency Telecommunications Revenue Bonds, 4.00%, 10/15/42	1,000	882

5.00%, 10/15/46	1,500	1,491

		6,251

Virgin Islands, U.S. – 1.5%

Matching Fund Special Purpose Securitization Corp. Revenue Refunding Bonds, Series A, 5.00%, 10/1/39	5,000	5,218

Virginia – 2.3%

Fairfax County G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 10/1/26	3,000	3,152

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  211  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Virginia – 2.3% continued

Virginia State College Building Authority Educational Facilities Revenue Bonds, Marymount University Project, Green Bonds, 5.25%, 7/1/35	$270	$271

5.00%, 7/1/45	2,515	2,361

Virginia State Small Business Financing Authority Solid Waste Disposal Facilities Revenue Bonds (AMT), Covanta Project, 5.00%, 7/1/38(7) (8)	1,000	956

West Falls Community Development Authority Revenue Bonds, Series A, 5.38%, 9/1/52	1,000	1,012

		7,752

Washington – 3.5%

Discovery Clean Water Alliance Sewer Revenue Bonds, 5.00%, 12/1/25	1,475	1,519

Washington State G.O. Unlimited Bonds, Series B, 5.00%, 6/1/44	5,000	5,561

Washington State G.O. Unlimited Refunding Bonds, Series R-2024C, 5.00%, 8/1/26	1,625	1,697

Washington State Housing Finance Commission Nonprofit Housing Revenue Refunding Bonds, The Hearthstone Project, 5.00%, 7/1/48(1)	525	395

5.00%, 7/1/53(1)	500	365

Washington State Housing Finance Commission Revenue Bonds, Rockwood Retirement Communities Project, 5.00%, 1/1/55	2,000	1,641

Washington State Housing Finance Commission Revenue Bonds, Series A, Transforming Age Project, 5.00%, 1/1/55	1,000	768

		11,946

West Virginia – 0.4%

South Charleston Special District Excise Tax Revenue Refunding Bonds, South Charleston Park Place, 4.50%, 6/1/50	1,500	1,175

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Wisconsin – 4.8%

Gillett Solid Waste Disposal Revenue Bonds (AMT), North LLC Renewable, 5.50%, 12/1/32(1)	$1,500	$1,288

PFA Education Revenue Bonds, Guildford Preparatory Academy, 5.00%, 4/1/47(1)	500	430

5.00%, 4/1/57(1)	1,000	824

PFA Education Revenue Bonds, The Franklin School of Innovation, 5.00%, 1/1/42(1)	600	537

PFA Educational Facilities Revenue Bonds, Charter Day School, Inc., Project, 5.00%, 12/1/55	2,500	2,095

PFA Hotel Senior Lien Revenue Bonds, Grand Hyatt San Antonio Project, 5.00%, 2/1/52	1,000	1,009

PFA Retirement Facilities First Mortgage Revenue Bonds, Series A, 5.25%, 3/1/55(1)	1,000	873

PFA Revenue Bonds, College Achieve Central Charter School, 5.00%, 6/15/51(1)	1,500	1,367

PFA Revenue Bonds, Roseman University, Prerefunded, 4.00%, 4/1/32(1) (9)	100	109

PFA Revenue Bonds, Series A, Viticus Group Project, 4.25%, 12/1/51(1)	2,805	2,269

PFA Revenue Refunding Bonds, Ultimate Medical Academy, 5.00%, 10/1/34	1,000	1,040

PFA Special Facility Revenue Bonds (AMT), Sky Harbour Capital LLC AV, 4.25%, 7/1/54	1,500	1,071

PFA Student Housing Revenue Bonds, NC A&T Real Estate Foundation, LLC Project, 5.00%, 6/1/49	1,000	959

PFA Student Housing Sustainability Revenue Bonds, University of Hawaii Foundation Project, 4.00%, 7/1/61	500	398

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  212  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 83.6% continued

Wisconsin – 4.8% continued

PFA Student Housing Taxable Sustainability Revenue Bonds, University of Hawaii Foundation Project, 5.35%, 7/1/40	$600	$492

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Three Pillars Senior Living Communities, 4.40%, 8/15/29	500	500

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Oakwood Lutheran Senior, 4.00%, 1/1/57	2,000	1,181

		16,442

Wyoming – 0.8%

Campbell County Solid Waste Facilities Revenue Refunding Bonds, Basin Electric Power Cooperative, 3.63%, 7/15/39	3,000	2,723

Total Municipal Bonds

(Cost $325,007)		283,698

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 14.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(10) (11)	49,072,329	$49,072

Total Investment Companies

(Cost $49,072)		49,072

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT–TERM INVESTMENTS – 0.9%

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Variable Revenue Bonds (AMT), Aleon Renewable Metals, 10.00%, 6/1/24(7) (8)	$1,000	$999

Farmington PCR Refunding Bonds, Public Service Company of New Mexico San Juan, 1.15%, 6/1/24(7) (8)	1,000	994

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 0.9% continued

Florida State Development Finance Corp. Variable Revenue Bonds (AMT), Brightline Passenger Rail Expansion Project, 8.00%, 4/1/24(1) (7) (8)	$1,000	$1,060

Total Short-Term Investments

(Cost $2,969)		3,053

Total Investments – 99.3%

(Cost $378,525)		337,125

Other Assets less Liabilities – 0.7%		2,405

NET ASSETS – 100.0%		$339,530

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $29,952,000 or 8.8% of net assets.

(2)

Restricted security that has been deemed illiquid. At March 31, 2024, the value of these restricted illiquid securities amounted to approximately $2,545,000 or 0.7% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

Atlanta Development Authority Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center, 6.75%, 1/1/35	6/21/17	$2,917

Benloch Ranch Improvement Association No. 2, 10.00%, 12/1/51	3/22/22	977

Illinois State Finance Authority Revenue Refunding Bonds, Friendship Village Schaumburg, 5.13%, 2/15/45	9/9/19	1,480

(3)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(4)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(5)	Value rounds to less than one thousand.
(6)	Issuer has defaulted on terms of debt obligation.
(7)	Maturity date represents the puttable date.
(8)

Variable or floating rate security. These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand. Rate as of March 31, 2024 is disclosed.

(9)	Maturity date represents the prerefunded date.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  213  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued	MARCH 31, 2024

(11)	7-day current yield as of March 31, 2024 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AMT - Alternative Minimum Tax

COPS - Certificates of Participation

CSCDA - California Statewide Communities Development Authority

EDA - Economic Development Authority

G.O. - General Obligation

Gtd. - Guaranteed

HUD - Housing and Urban Development

IDA - Industrial Development Authority

IDB - Industrial Development Board

MFH - Multi-Family Housing

NCCD - National Campus and Community Development Corporation

PCR - Pollution Control Revenue

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	0.4%

Municipal Bonds	83.6%

Investment Companies	14.4%

Short-Term Investments	0.9%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds:

Consumer Services	$ —	$452	$ —	$452

Real Estate Owners & Developers	—	—	850	850
Total Corporate Bonds	—	452	850	1,302

Municipal Bonds(1)	—	283,698	—	283,698

Investment Companies	49,072	—	—	49,072

Short-Term Investments	—	3,053	—	3,053

Total Investments	$49,072	$287,203	$850	$337,125

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  214  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 0.4%

Engineering & Construction – 0.1%

Nature Conservancy (The), 1.30%, 7/1/28	$1,350	$1,161

Health Care Facilities & Services – 0.3%

Bon Secours Mercy Health, Inc., 3.46%, 6/1/30	500	463

Seattle Children’s Hospital, 1.21%, 10/1/27	5,000	4,335

		4,798
Total Corporate Bonds
(Cost $6,850)		5,959

U.S. GOVERNMENT OBLIGATIONS – 1.7%

U.S. Treasury Notes – 1.7%

4.00%, 2/15/34	21,539	21,203
Total U.S. Government Obligations
(Cost $21,311)		21,203

MUNICIPAL BONDS – 91.9%

Alabama – 1.7%

Birmingham Waterworks Board Water Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 1/1/25(1)	2,000	2,023

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds, Series D1, 4.00%, 6/1/27(2) (3)	5,000	5,055

Black Belt Energy Gas District Revenue Bonds, Series A, Gas Project No. 8, 4.00%, 12/1/29(2) (3)	7,500	7,421

Jefferson County Sewer Revenue Refunding Warrants, 5.00%, 10/1/38	1,325	1,466

Southeast Energy Authority Revenue Bonds, A Cooperative District Commodity Supply Project No. 2, Series B, 4.00%, 12/1/31(2) (3)	5,000	4,968

		20,933

Alaska – 1.2%

Alaska State Housing Finance Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/30	5,000	5,272

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Alaska – 1.2% continued

Alaska State Housing Finance Corp. Revenue Refunding Bonds, State Capital, Prerefunded, 4.00%, 6/1/25(1)	$1,445	$1,456

Alaska State Housing Finance Corp. Revenue Refunding Bonds, State Capital, Unrefunded Balance, 4.00%, 6/1/36	3,555	3,510

Anchorage Electric Utility Senior Lien Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 12/1/24(1)	5,000	5,048

		15,286

Arizona – 3.5%

Arizona State IDA Education Revenue Bonds, Series A-Social, Macombs Facility Project, 4.00%, 7/1/36	315	310

4.00%, 7/1/41	800	744

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds, 4.00%, 11/1/46	1,000	952

Arizona State Transportation Board Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/25	10,000	10,044

Arizona State Transportation Board Highway Revenue Refunding Bonds, Prerefunded, 5.00%, 7/1/24(1)	12,000	12,030

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, School Improvement Project of 2011 & 2017, 5.00%, 7/1/35	1,775	1,876

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project, 5.00%, 7/1/47	1,500	1,572

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 4.00%, 1/1/36	180	182

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 215 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Arizona – 3.5% continued

Maricopa County Special Health Care District G.O. Unlimited Bonds, 4.00%, 7/1/38	$2,500	$2,527

Maricopa County Unified School District No. 69 Paradise Valley School Improvement Project 2015 G.O. Unlimited Bonds, Series C, 5.00%, 7/1/26	1,500	1,563

Phoenix Civic Improvement Corp. Excise Tax Subordinate Revenue Bonds, 5.00%, 7/1/40	3,165	3,558

Phoenix Civic Improvement Corp. Junior Lien Airport Revenue Bonds, Series B (AMT), 3.25%, 7/1/49	2,000	1,611

Phoenix Civic Improvement Corp. Wastewater System Junior Lien Revenue Refunding Bonds, 5.00%, 7/1/30	2,000	2,080

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/1/35	5,000	5,084

		44,133

Arkansas – 0.4%

Little Rock School District G.O. Limited Refunding Bonds, Series A (AGM Insured State Aid Withholding), 2.00%, 2/1/34	4,000	3,400

2.25%, 2/1/41	1,485	1,065

		4,465

California – 4.1%

Anaheim Housing & Public Improvements Authority Revenue Refunding Bonds, Electric Utility Distribution System, 5.00%, 10/1/34	1,250	1,345

5.00%, 10/1/52	5,000	5,216

Burbank Unified School District G.O. Unlimited Convertible CABS, Series A, Prerefunded, 5.00%, 2/1/25(1)	3,500	3,549

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

California – 4.1% continued

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1, 4.00%, 8/1/31(2) (3)	$6,050	$6,084

California Community Choice Financing Authority Revenue Bonds, Clean Energy Project, Green Bonds, 4.00%, 12/1/27(2) (3)	5,000	5,030

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates, 3.50%, 11/20/35	3,342	3,133

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-2, Class A Social Certificates (FHLMC Insured), 3.75%, 3/25/35	4,839	4,717

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	80	80

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election, (Step to 6.63% on 8/1/26), 0.00%, 8/1/35(4)	11,850	13,356

Glendale Electric Works Revenue Bonds, 5.00%, 2/1/43	5,000	5,009

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/35	600	618

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT), 5.00%, 5/1/39	2,355	2,479

Santa Clara Valley Water District COPS, Series C, 5.00%, 6/1/24	650	651

		51,267

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  216  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Colorado – 4.2%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded, 5.25%, 12/1/26(1)	$225	$238

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B, Unrefunded Balance (State Aid Withholding), 5.25%, 12/1/40	4,775	4,963

Arvada Sales & Use TRB, 5.00%, 12/1/31	3,000	3,294

Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds, Series B (State Higher Education Intercept Program), 5.00%, 3/1/25	3,000	3,045

Colorado State COPS, Series A, 4.00%, 12/15/36	5,000	5,112

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt, 4.00%, 11/15/41	1,000	988

Colorado State Health Facilities Authority Revenue Refunding Bonds, Intermountain Healthcare, 5.00%, 5/15/32	2,000	2,337

Denver City & County Airport Revenue Bonds, Series A (AMT), 5.00%, 11/15/32	10,000	11,273

5.50%, 11/15/35	10,000	11,609

Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A, 5.00%, 12/1/43	3,000	3,093

Denver City & County Dedicated TRB, Series A-1, 5.00%, 8/1/48	2,750	2,798

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 12/1/27	2,500	2,524

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Colorado – 4.2% continued

Larimer & Weld Counties School District No. RE-5J G.O. Unlimited Bonds (State Aid Withholding), 4.00%, 12/1/34	$1,850	$1,952

		53,226

Connecticut – 1.8%

Connecticut State G.O. Unlimited Bonds, Series 2021 A, 3.00%, 1/15/33	5,005	4,920

Connecticut State Health & Educational Facilities Authority Variable Revenue Bonds, Series A-3, Yale University, 2.95%, 7/1/27(2) (3)	3,000	2,957

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure, 5.00%, 9/1/31	1,000	1,006

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series B, 5.00%, 1/1/25	5,000	5,057

University of Connecticut Revenue Bonds, Series A, 5.25%, 11/15/47	8,000	8,497

		22,437

District of Columbia – 1.4%

District of Columbia G.O. Unlimited Bonds, Series C, 5.00%, 6/1/34	2,500	2,504

District of Columbia Water & Sewer Authority Public Utility Subordinate Lien Revenue Refunding Bonds, Series C, Prerefunded, 5.00%, 10/1/24(1)	5,000	5,036

Metropolitan Washington Airports Authority System Revenue Refunding Bonds (AMT), 5.00%, 10/1/30	2,630	2,763

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/43	2,000	2,065

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  217  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX -EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

District Of Columbia –1.4% continued

Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/1/38	$3,000	$3,130

5.00%, 7/1/43	2,000	2,069

		17,567

Florida – 4.9%

Broward County Airport System Revenue Bonds (AMT), 5.00%, 10/1/37	1,500	1,554

Broward County School Board Refunding COPS, Series C, 5.00%, 7/1/26	3,000	3,122

Central Florida Expressway Authority Senior Lien Revenue Refunding Bonds, Series B, 4.00%, 7/1/35	6,500	6,575

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project, 5.00%, 4/1/48	2,000	2,036

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series E, 5.00%, 6/1/26	2,095	2,136

Florida State Municipal Power Agency Revenue Refunding Bonds, Series A, 5.00%, 10/1/31	1,000	1,035

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,507

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, Prerefunded, 5.00%, 10/1/24(1)	4,000	4,026

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/27	1,320	1,325

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	650	653

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Florida – 4.9% continued

Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, University of Miami, Series B (AMBAC Insured), 5.25%, 4/1/26	$4,000	$4,138

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-1 (AGM Insured) (AMT), 4.00%, 10/1/45	2,325	2,210

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-2 (AGM Insured), 3.00%, 10/1/50	11,430	8,684

Miami-Dade County Transit Sales Surtax Revenue Bonds, 5.00%, 7/1/47	4,750	5,093

Miami-Dade County Water & Sewer System Revenue Bonds, Series A, 4.00%, 10/1/37	2,500	2,516

Orlando Utilities Commission Utility System Revenue Bonds, Series B, 1.25%, 10/1/28(2) (3)	1,000	876

Palm Beach County Educational Facilities Authority Revenue Bonds, Palm Beach Atlantic University, 5.00%, 10/1/43	625	665

Pasco County School Board COPS, Series A (BAM Insured), 5.00%, 8/1/43	5,000	5,321

South Broward Hospital District Revenue Refunding Bonds, Series A, 4.00%, 5/1/44	4,000	3,825

South Florida Water Management District Refunding COPS, 5.00%, 10/1/36	4,000	4,102

		62,399

Georgia – 2.5%

Atlanta Airport Passenger Facility Charge Subordinate Revenue Bonds, 5.00%, 7/1/37	5,000	5,459

Burke County Development Authority PCR Bonds, Go Power Company Plant Vogtle Project-FIF, 2.20%, 10/1/32	650	537

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  218  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Georgia – 2.5% continued

Downtown Savannah Authority Revenue Bonds, Chatham County Judicial Complex, 5.00%, 6/1/32	$1,250	$1,304

Georgia State G.O. Unlimited Bonds, Series A, 4.00%, 7/1/36	5,000	5,185

Gwinnett County School District G.O. Unlimited Bonds, Series A, 1.75%, 8/1/25	9,700	9,380

Main Street Natural Gas Inc., Gas Supply Revenue Bonds, Series B, 5.00%, 3/1/30(2) (3)	5,000	5,294

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.50%, 7/1/60	2,500	2,515

Richmond County Board of Education G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 10/1/26	2,100	2,201

		31,875

Hawaii – 2.2%

Hawaii State Airports System Revenue Bonds, Series A (AMT), 5.00%, 7/1/43	5,000	5,155

Hawaii State Department of Budget & Finance Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, 5.00%, 7/1/25	2,445	2,488

5.00%, 7/1/26	2,510	2,604

Honolulu City & County G.O. Unlimited Bonds, Series A, 5.00%, 10/1/35	4,825	4,921

Honolulu City & County Wastewater System Revenue Refunding Bonds, Senior Series B, First Bond Resolution, 5.00%, 7/1/27	11,755	11,971

		27,139

Idaho – 0.2%

Idaho State Housing & Finance Association Sales TRB, Transportation Expansion & Mitigation, 5.00%, 8/15/42	1,750	1,938

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Illinois – 4.8%

Champaign County Community Unit School District No. 4 G.O. Unlimited Bonds, Series A, 5.00%, 1/1/32	$2,300	$2,468

Chicago Midway Airport Senior Lien Revenue Refunding Bonds, Series B (BAM Insured), 5.00%, 1/1/25	1,000	1,011

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/29	5,000	5,057

Chicago Wastewater Transmission Second Lien Revenue Refunding Bonds, Series B (AGM Insured), 5.00%, 1/1/36	1,000	1,140

Chicago Waterworks Second Lien Revenue Refunding Bonds, Series B (AGM Insured), 5.00%, 11/1/37	1,000	1,120

Cook County Community Consolidated School District No. 34 G.O. Unlimited Bonds, Series A, 2.00%, 12/1/38	2,425	1,816

Cook County Sales Tax Revenue Refunding Bonds, 5.00%, 11/15/33	5,000	5,288

5.25%, 11/15/35	5,000	5,303

Cook Kane Lake & Mchenry Counties Community College District No. 512 G.O. Unlimited Bonds, 4.00%, 12/15/30	5,000	5,187

Illinois Finance Authority Revenue Refunding Bonds, Series A, University of Chicago, 5.00%, 10/1/31	4,150	4,789

Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign, 5.00%, 10/1/44	1,030	1,059

Illinois State Finance Authority Revenue Bonds, Township High School District, 4.00%, 12/1/32	1,940	2,019

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  219  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Illinois – 4.8% continued

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	$1,955	$1,971

Illinois State Finance Authority Variable Revenue Bonds, Series B, The Carle Foundation, 5.00%, 8/15/31(2) (3)	3,850	4,237

Illinois State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 3/1/25	4,000	4,053

Illinois State Toll Highway Authority Senior Revenue Bonds, Series A, 5.00%, 1/1/41	2,825	3,200

Illinois State Toll Highway Authority Senior Revenue Bonds, Series B, 5.00%, 1/1/33	1,720	1,791

Lake County Community Consolidated School District No. 41 Lake Villa G.O. Unlimited Bonds (BAM Insured), 4.00%, 11/1/31	1,000	1,046

Lake County Forest Preservation District G.O. Unlimited Refunding Bonds, 2.00%, 12/15/31	1,765	1,550

Peoria G.O. Unlimited Bonds, Series A (AGM Insured), 5.00%, 1/1/36	500	558

Regional Transportation Authority Revenue Bonds, Series B (NATL Insured), 5.75%, 6/1/33	2,000	2,333

Saint Clair County Community Unit School District No. 187 Cahokia G.O. Unlimited Bonds, Series A (AGM Insured), 5.00%, 1/1/49	1,000	1,053

University of Illinois Revenues Auxiliary Facilities System Revenue Bonds, Series A, 5.00%, 4/1/33	1,885	1,885

		59,934

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Indiana – 1.1%

Indiana Finance Authority Wastewater Utility First Lien Revenue Bonds, Series A, CWA Authority, 4.25%, 10/1/44	$5,000	$5,003

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, University Health Obligated Group, 5.00%, 12/1/40	6,500	6,578

Logansport Renovation School Building Corp. First Mortgage Revenue Bonds (State Intercept Program), 5.00%, 7/15/27	1,025	1,079

South Bend Community School Corp. G.O. Limited Bonds (State Intercept Program), 4.00%, 1/15/26	1,375	1,393

		14,053

Iowa – 0.2%

Pefa, Inc., Iowa Gas Project Revenue Bonds, 5.00%, 9/1/26(2) (3)	2,500	2,560

Kansas – 0.4%

Manhattan G.O. Unlimited Temporary Notes, Series 2021-01, 0.20%, 6/15/24	4,855	4,798

Kentucky – 5.1%

Bullitt County School District Finance Corp. School Building Revenue Bonds, Series B (State Intercept Program), 5.00%, 8/1/35	1,070	1,208

Carroll County Environmental Facilities Revenue Refunding Bonds (AMT), Kentucky Utilities Company, 2.00%, 2/1/32	5,250	4,352

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/1/38	5,000	4,994

Jefferson County School District Finance Corp. School Building Revenue Bonds, Series A (State Intercept Program), 4.00%, 6/1/31	3,935	4,004

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  220  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Kentucky – 5.1% continued

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Commonspirit Health, 5.00%, 8/1/34	$750	$817

5.00%, 8/1/35	550	596

5.00%, 8/1/36	750	808

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A-1, 4.00%, 8/1/30	6,175	6,177

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series C-1, Gas Supply, 4.00%, 6/1/25(2) (3)	15,000	15,056

Kentucky State Public Energy Authority Gas Supply Revenue Refunding Bonds, Series A-1, 5.25%, 2/1/32(2) (3)	9,000	9,773

Louisville & Jefferson County Metro Government Health System Revenue Refunding Bonds, Norton Healthcare, Inc., 4.00%, 10/1/36	1,315	1,298

Louisville & Jefferson County Metro Government PCR Refunding Bonds (AMT), Gas & Electric, 1.35%, 11/1/27	2,500	2,260

Louisville & Jefferson County Metro Government PCR Refunding Bonds, Gas & Electric, 2.00%, 10/1/33	14,500	11,773

Trimble County Pollution Control Variable Revenue Bonds (AMT), Louisville Gas and Electric Co., 1.30%, 9/1/27(2) (3)	1,000	881

		63,997

Louisiana – 1.9%

East Baton Rouge Parish Sewerage Commission Variable Revenue Refunding Bonds, Series A, 1.30%, 2/1/28(2) (3)	2,500	2,216

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Louisiana – 1.9% continued

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project, 2.50%, 4/1/36	$7,500	$6,154

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance, 5.00%, 5/15/47	2,925	2,965

Louisiana State Gas & Fuels Tax Second Lien Revenue Refunding Bonds, Series C, 5.00%, 5/1/45	4,000	4,142

Louisiana State Highway Improvement Revenue Bonds, Series A, Prerefunded, 5.00%, 6/15/24(1)	5,390	5,402

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project, 5.00%, 10/1/30	1,505	1,575

Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp. Project, 2.20%, 7/1/26(2) (3)	1,000	954

		23,408

Maine – 0.3%

Maine State Housing Authority Energy Housing & Economic Revenue Fund Revenue Refunding Bonds, Series 1, 5.00%, 6/15/35	3,730	4,148

Maryland – 2.3%

Maryland State Department of Transportation Consolidated Revenue Bonds, Series A, 3.00%, 10/1/31	10,000	9,904

3.00%, 10/1/32	5,000	4,911

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, 2.50%, 10/1/33	5,000	4,466

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  221  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Maryland – 2.3% continued

Saint Mary’s County G.O. Unlimited Bonds, 5.00%, 8/1/24	$500	$502

Washington Suburban Sanitary District Consolidated Public Improvement G.O. Unlimited Revenue Bonds, Second Series (County Gtd.), 5.00%, 6/1/37	5,000	5,191

Washington Suburban Sanitary District Revenue Bonds (County Gtd.), 4.00%, 12/1/32	4,205	4,509

		29,483

Massachusetts – 1.6%

Bristol-Plymouth Regional Vocational Technical School District G.O. Limited BANS (State Aid Withholding), 4.00%, 2/28/25	3,700	3,720

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A, 0.00%, 7/1/29(5)	3,000	2,481

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System, 5.00%, 7/1/29	1,625	1,747

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University, 5.00%, 7/1/29	500	528

Massachusetts State G.O. Limited Bonds, 4.00%, 5/1/40	1,000	1,000

Massachusetts State Port Authority Revenue Bonds, Series C (AMT), 5.00%, 7/1/30	3,000	3,250

Massachusetts State School Building Authority Senior Lien Sales TRB, Series B, 5.00%, 11/15/39	5,000	5,198

Massachusetts State Transportation Fund Revenue Bonds, Accelerated Bridge Program, 5.00%, 6/1/44	2,540	2,543

		20,467

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Michigan – 1.7%

Battle Creek School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/27	$1,540	$1,596

Chippewa Valley Schools G.O. Unlimited Refunding Bonds, Series A (Q-SBLF Insured), 5.00%, 5/1/27	400	410

Grosse Pointe Public School System G.O. Unlimited Bonds, 3.00%, 5/1/34	1,815	1,736

Holt Public Schools G.O. Unlimited Bonds, Series I (Q-SBLF Insured), 3.00%, 5/1/34	1,175	1,077

Michigan State Finance Authority Limited Obligation Revenue Refunding Bonds, Lawrence Technology University, 4.00%, 2/1/42	745	621

Michigan State Finance Authority Variable Revenue Refunding Bonds, Mclaren Healthcare, 1.20%, 4/13/28(2) (3)	1,250	1,113

Michigan State G.O. Unlimited Refunding Bonds, Series A, Environmental Program, 1.00%, 12/1/25	1,000	963

Michigan State HDA SFM Revenue Bonds, Series A, Social Bonds, 4.00%, 12/1/37	2,505	2,478

Walled Lake Consolidated School District G.O. Unlimited Bonds (Q-SBLF Insured), 5.00%, 5/1/50	1,635	1,726

Wayne County Airport Authority Revenue Bonds, Series D (AGM Insured), 5.00%, 12/1/32	9,690	9,955

		21,675

Minnesota – 1.3%

Minneapolis & Saint Paul Housing & Redevelopment Authority Health Care Revenue Refunding Bonds, Allina Health System, 5.00%, 11/15/26	2,000	2,068

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  222  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Minnesota – 1.3% continued

Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A, 4.00%, 12/1/27(2) (3)	$10,000	$10,085

Minnesota State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/25	3,000	3,071

Minnesota State Municipal Power Agency Electric Revenue Refunding Bonds, Series A, 5.00%, 10/1/29	1,000	1,007

		16,231

Mississippi – 0.0%

Mississippi State Business Finance Corp. Revenue Bonds, System Energy Resources, Inc., Project, 2.38%, 6/1/44	1,000	626

Missouri – 1.7%

Joplin Schools G.O. Unlimited Refunding Bonds, Missouri Direct Deposit Program (State Aid Direct Deposit Program), 5.00%, 3/1/30	1,215	1,278

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series B, 5.00%, 1/1/26	1,480	1,511

Missouri State Highway & Transportation Commission Road Revenue Bonds, State Appropriations Mega Project, 5.00%, 5/1/25	13,150	13,385

Platte County School District No. 3 G.O. Unlimited Bonds, 5.25%, 3/1/34	2,710	3,171

Wentzville School District No. R-4 G.O. Unlimited Refunding CABS, Missouri Direct Deposit Program (State Aid Direct Deposit Program), 0.00%, 3/1/27(5)	2,100	1,879

		21,224

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Nebraska – 0.5%

Douglas County School District No. 1 G.O. Unlimited Refunding Bonds, Series B, 5.00%, 12/15/24	$3,000	$3,030

Lancaster County School District No. 1 G.O. Unlimited Refunding Bonds, 5.00%, 1/15/27	3,760	3,841

		6,871

Nevada – 1.6%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2, 4.25%, 7/1/34	2,500	2,503

Clark County School District G.O. Limited Bonds, Series A, 4.00%, 6/15/43	1,630	1,606

Clark County School District G.O. Limited Bonds, Various Purpose-Medium Term Project, 3.00%, 6/15/26	1,265	1,260

Clark County School District G.O. Limited Refunding Bonds, Series B, 5.00%, 6/15/26	5,000	5,201

Washoe County Gas & Water Facilities Variable Revenue Refunding Bonds, Sierra Pacific Power Company, 3.63%, 10/1/29(2) (3)	4,000	4,031

Washoe County School District G.O. Limited Bonds, Series C, School Improvement Bonds (AGM Insured), 3.25%, 10/1/42	6,500	5,688

		20,289

New Jersey – 0.2%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.25%, 6/15/43	2,500	2,631

New Mexico – 0.3%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Senior Lien Revenue Bonds, 4.00%, 7/1/31	1,300	1,367

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  223  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

New Mexico – 0.3% continued

Central New Mexico Community College G.O. Limited Bonds, Series A, 4.00%, 8/15/28	$2,100	$2,176

		3,543

New York – 14.4%

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood Bonds (FNMA Insured), 2.95%, 2/1/26(2) (3)	4,000	3,914

New York City Housing Development Corp. MFH Sustainable Development Revenue Bonds, 2.75%, 11/1/33	2,870	2,581

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Series BB, 5.00%, 6/15/49	3,865	4,096

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series DD-2 Block 5, 5.00%, 6/15/40	5,000	5,289

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.00%, 6/15/29	3,500	3,603

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/31	4,765	4,855

5.00%, 6/15/39	8,000	8,099

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/43	3,000	3,164

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries C-2, 5.00%, 5/1/36	1,575	1,690

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

New York – 14.4% continued

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 5.00%, 8/1/40	$2,000	$2,122

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series A-1, 5.00%, 8/1/44	2,500	2,738

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series B-1, 4.00%, 8/1/45	5,000	4,909

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3, 5.00%, 5/1/41	2,100	2,216

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series E-1, 4.00%, 2/1/46	1,500	1,465

New York G.O. Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/1/39	10,000	10,710

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5	5

New York G.O. Unlimited Bonds, Series E-1, 5.25%, 3/1/34	2,750	2,988

5.00%, 3/1/37	3,700	3,951

New York G.O. Unlimited Bonds, Series H, Unrefunded Balance, 5.00%, 8/1/30	5	5

New York G.O. Unlimited Bonds, Subseries F-1, 5.00%, 4/1/45	5,000	5,241

New York G.O. Unlimited Bonds, Subseries G, Fiscal 2012, 5.00%, 4/1/40	1,440	1,639

New York G.O. Unlimited Refunding Bonds, Series C-1, 5.00%, 8/1/25	5,135	5,257

New York G.O. Unlimited Refunding Bonds, Subseries F-1, 5.00%, 8/1/25	1,000	1,024

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  224 NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

New York – 14.4% continued

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Building Financing Program (State Aid Withholding), 5.00%, 10/1/31	$1,460	$1,523

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, 5.00%, 10/1/31	665	725

5.00%, 10/8/32	575	627

New York State Dormitory Authority Sales TRB, Series A, Group C, 5.00%, 3/15/44	3,755	3,874

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/27	1,650	1,749

5.25%, 3/15/39	2,000	2,161

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E, 3.25%, 3/15/36	3,000	2,875

New York State Dormitory Authority State Personal Income TRB, Series A, Unrefunded Balance, 5.00%, 2/15/43	2,000	2,051

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series K-2 (SonyMA Insured), 1.00%, 11/1/26(2) (3)	5,250	4,801

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series M-2 (SonyMA, FHA Insured), 0.75%, 11/1/25	2,375	2,233

New York State Housing Finance Agency Affordable Housing Variable Climate Bond Certified Revenue Bonds (SonyMA Insured), 0.65%, 11/1/25(2) (3)	2,500	2,347

New York State Housing Finance Agency Affordable Housing Variable Sustainability Revenue Bonds, Series J (SonyMA Insured), 1.10%, 5/1/27(2) (3)	8,000	7,210

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

New York – 14.4% continued

New York State Housing Finance Agency Revenue Bonds, Series F, 1.10%, 11/1/26	$1,500	$1,367

New York State Mortgage Agency Homeowner Mortgage Revenue Refunding Bonds, Series 220, 2.60%, 10/1/39	3,300	2,707

New York State Mortgage Agency Homeowner Revenue Bonds, Series 242, Social Bonds (SonyMA Insured), 3.25%, 10/1/47	5,000	4,146

New York State Mortgage Agency Homeowner Revenue Bonds, Series 244, Social Bonds (SonyMA Insured), 2.75%, 4/1/35	3,150	2,816

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 233, Social Bonds, 2.05%, 4/1/33	3,000	2,563

New York State Thruway Authority Personal Income Tax Revenue Refunding Bonds, Series A-1, Group 3, 4.00%, 3/15/45	10,030	9,821

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), Terminal 4 John F. Kennedy International Airport Project, 4.00%, 12/1/42	500	467

5.00%, 12/1/42	255	270

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/30	350	380

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/31	550	606

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  225  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

New York – 14.4% continued

New York State Urban Development Corp. General Purpose Personal Income TRB, 5.00%, 3/15/37	$5,000	$5,388

5.00%, 3/15/40	2,500	2,665

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 185 (AMT), 5.00%, 9/1/26	1,130	1,136

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	2,000	2,111

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 227 (AMT), 2.00%, 10/1/34	1,500	1,189

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 277 (AMT), 2.00%, 10/1/32	12,550	10,434

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, Prerefunded, 4.00%, 10/15/24(1)	1,000	1,002

5.00%, 10/15/24(1)	5,000	5,038

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, MTA Bridges & Tunnels, 5.00%, 5/15/47	5,000	5,408

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, Series A-1, 5.00%, 5/15/51	4,805	5,087

Troy Capital Resource Corp. Revenue Refunding Bonds, Rensselaer Polytechnic Institute, 5.00%, 9/1/38	1,300	1,409

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds, 5.00%, 12/15/37	2,500	2,561

		182,308

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

North Carolina – 1.4%

Charlotte Water & Sewer System Revenue Refunding Bonds, 4.00%, 7/1/36	$6,790	$6,830

Charlotte-Mecklenburg Hospital Authority Health Care System Revenue Refunding Bonds, Series A, Atrium Health, 5.00%, 1/15/35	5,000	5,419

Charlotte-Mecklenburg Hospital Authority Health Care System Variable Revenue Bonds, Series B, Atrium Health, 1.95%, 11/1/29(2) (3)	4,500	4,036

North Carolina State Grant Anticipation Vehicle Revenue GARVEE Bonds, 5.00%, 3/1/26	1,630	1,654

		17,939

Ohio – 0.7%

Akron Income Tax Revenue Refunding Bonds, 4.00%, 12/1/32	1,285	1,346

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A, 5.00%, 12/1/29	100	106

4.00%, 12/1/35	300	299

Ohio State Higher Educational Facility Revenue Bonds, Denison University Project, 5.00%, 11/1/39	1,365	1,454

Ohio State University Revenue Bonds, Series A, 5.00%, 12/1/39	5,000	5,022

		8,227

Oklahoma – 0.3%

Oklahoma County Independent School District No. 12 G.O. Unlimited Bonds, Edmond School District, 3/1/27(6)	3,925	4,026

Oregon – 0.5%

Clackamas Community College District G.O. Unlimited Bonds, Series B, 5.00%, 6/15/36	1,600	1,682

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  226  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Oregon – 0.5% continued

Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Project (AGM Insured), 2.50%, 8/15/35	$2,500	$2,195

Metropolitan Dedicated TRB, Oregon Convention Center Hotel, 5.00%, 6/15/42	2,065	2,138

Salem Hospital Facility Authority Revenue Refunding Bonds, Capital Manor Project, 4.00%, 5/15/30	190	185

4.00%, 5/15/31	200	194

4.00%, 5/15/32	160	154

		6,548

Pennsylvania – 2.4%

Commonwealth Financing Authority Taxable Revenue Bonds, Series A, 3.81%, 6/1/41	2,000	1,717

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds, 5.00%, 6/1/25	1,000	1,014

5.00%, 6/1/26	1,500	1,545

Lehigh County IDA Revenue Refunding Bonds, Series A, PPL Electric Utilities Corp. Project, 3.00%, 9/1/29	5,000	4,820

Pennsylvania State G.O. Unlimited Bonds, First Series of 2020, 5.00%, 5/1/26	1,450	1,503

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System, 5.00%, 8/15/37	5,000	5,209

Pennsylvania State Housing Finance Agency SFM Revenue Bonds, Series 137, Social Bonds, 2.20%, 10/1/33	2,420	2,079

Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds, Series 136, Social Bonds, 5.00%, 4/1/31	1,845	2,024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Pennsylvania – 2.4% continued

Pennsylvania State Turnpike Commission Revenue Bonds, Series A, 5.00%, 12/1/38	$5,000	$5,048

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2, 5.00%, 12/1/37	5,000	5,389

		30,348

Rhode Island – 0.1%

Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds, Series 77-A, Social Bonds, 3.80%, 4/1/33	1,535	1,545

South Carolina – 1.6%

Charleston Educational Excellence Financing Corp. Revenue Refunding Bonds, Charleston County School District Project, 5.00%, 12/1/24	1,000	1,009

5.00%, 12/1/26	1,125	1,182

Greenville County School District Installment Purchase Revenue Refunding Bonds, South Carolina Project, 5.00%, 12/1/25	1,565	1,612

Patriots Energy Group Financing Agency Gas Supply Variable Revenue Refunding Bonds, Series B-1, 5.25%, 3/1/31(2) (3)	10,000	10,836

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	4,625	4,680

SCAGO Educational Facilities Corp. Cherokee School District No. 1 Revenue Refunding Bonds, 5.00%, 12/1/25	500	508

		19,827

Tennessee – 1.3%

Knox County G.O. Unlimited Bonds, 4.00%, 6/1/28	1,000	1,007

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  227  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Tennessee – 1.3% continued

Memphis Sanitary Sewerage System Revenue Refunding Bonds, Series B, 5.00%, 10/1/31	$1,000	$1,140

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Belmont University, 4.00%, 5/1/46	1,625	1,616

Tennergy Corp. Gas Revenue Bonds, Series A, 4.00%, 9/1/28(2) (3)	10,000	10,005

Tennessee State Energy Acquisition Corp. Gas Revenue Bonds, 4.00%, 11/1/25(2) (3)	2,500	2,509

		16,277

Texas – 7.8%

Clifton Higher Education Finance Corp. Revenue Bonds, Series A, Idea Public Schools, 4.00%, 8/15/37	780	751

Dallas Area Rapid Transit Sales Tax Senior Lien Revenue Refunding Bonds, Series B, 5.00%, 12/1/47	10,100	10,869

Dallas County Community College District G.O. Limited Bonds, 5.00%, 2/15/36	1,000	1,020

Dallas G.O. Limited Bonds, 5.00%, 2/15/32	3,385	3,428

Dallas-Fort Worth International Airport Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,075	1,103

5.00%, 11/1/26	500	524

Forney Independent School District G.O. Unlimited Refunding CABS, Series C, 0.00%, 8/15/39(5)	1,000	512

Frisco Improvement G.O. Limited Refunding Bonds, 5.00%, 2/15/28	5,755	5,955

Harlandale Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 0.75%, 8/15/25(2) (3)	5,000	4,808

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Texas – 7.8% continued

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center, 0.90%, 5/15/25(2) (3)	$2,500	$2,403

Harris County Cultural Educational Facilities Finance Corp. Revenue Bonds, Series A, Memorial Hermann Health System, Prerefunded, 5.00%, 12/1/24(1)	3,500	3,532

Houston Independent School District G.O. Limited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/25	3,000	3,040

Houston Utility System Subordinate First Lien Revenue Refunding Bonds, 5.00%, 11/15/28	2,500	2,621

Little Elm Independent School District Variable G.O. Unlimited Bonds, School Building (PSF, Gtd.), 0.68%, 8/15/25(2) (3)	240	231

Lower Colorado River Authority Junior Lien Revenue Bonds, Seventh Supplemental Series, Escrowed to Maturity (AGM Insured), 4.75%, 1/1/28	1,125	1,159

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services, 5.00%, 5/15/24	1,000	1,001

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services (AGM Insured), 5.00%, 5/15/37	425	489

Mansfield Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 5.00%, 2/15/35	2,435	2,465

Mckinney G.O. Limited Bonds, 5.00%, 8/15/32	2,010	2,051

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/26	6,860	7,076

5.00%, 1/1/38	3,000	3,167

5.00%, 1/1/39	5,000	5,260

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  228  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Texas – 7.8% continued

North Texas Tollway Authority Revenue Refunding Bonds, Series A, Second Tier, 5.00%, 1/1/34	$2,550	$2,576

Northside Texas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 5.00%, 2/15/30	1,640	1,768

Pasadena Independent School District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 2/15/27	1,250	1,321

Port Houston Authority First Lien Revenue Bonds, 5.00%, 10/1/25	475	488

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds, 1.75%, 12/1/25(2) (3)	1,000	960

San Antonio Water System Junior Lien Revenue Refunding Bonds, Series C, 5.00%, 5/15/35	3,500	3,642

Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Bonds, Methodist Hospitals of Dallas, 5.00%, 10/1/31	1,000	1,140

Texas State A&M University Revenue Refunding Bonds, Series C, 4.00%, 5/15/31	1,655	1,683

Texas State G.O. Unlimited Refunding Bonds, Series B, 2.00%, 8/1/35	1,000	806

Texas State Municipal Gas Acquisition & Supply Corp. IV Revenue Bonds, Series A, 5.50%, 1/1/30(2) (3)	5,000	5,411

Texas State Transportation Commission Mobility Fund G.O. Unlimited Refunding Bonds, Prerefunded, 4.00%, 10/1/33	5,000	5,000

5.00%, 10/1/34	1,500	1,500

Texas State Transportation Commission Mobility Variable G.O. Unlimited Bonds, 0.65%, 4/1/26(2) (3)	5,000	4,643

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Texas – 7.8% continued

Williamson County G.O. Unlimited Bonds, Prerefunded, 4.00%, 2/15/25(1)	$1,765	$1,773

Wylie Independent School District G.O. Unlimited Bonds, Series B, Collin County (PSF, Gtd.), 3.25%, 8/15/41(3)	1,750	1,708

		97,884

Utah – 0.6%

Salt Lake City International Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/46	5,000	5,240

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 6/15/25(1)	2,000	2,041

		7,281

Virginia – 0.8%

Albemarle County EDA Residential Care Facility Revenue Refunding Bonds, Westminster-Canterbury of the Blue Ridge, 4.00%, 6/1/49	1,905	1,697

Roanoke EDA Hospital Variable Revenue Refunding Bonds, Carilion Clinic Obligated Group, 5.00%, 7/1/30(2) (3)	4,425	4,806

Virginia State HDA Revenue Bonds, Series D, 1.60%, 5/1/31	880	738

Virginia State HDA Revenue Bonds, Series K Non-AMT (GNMA, FNMA, FHLMC Insured), 1.95%, 12/1/32	1,440	1,222

Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses, 3.38%, 1/1/51	1,000	752

Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River, 3.00%, 1/1/41	1,810	1,469

		10,684

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  229  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Washington – 5.3%

King County G.O. Limited Refunding Bonds, Series E, 5.00%, 12/1/27	$1,200	$1,235

King County School District No. 401 Highline G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/30	10,000	10,486

Seattle Solid Waste Revenue Refunding & Improvement Bonds, 4.00%, 6/1/31	1,865	1,897

Snohomish County G.O. Limited Refunding Bonds, Series A, 5.00%, 12/1/32	2,870	3,336

Spokane County School District No. 81 G.O. Unlimited Bonds (School Board Guaranty Program), 4.50%, 12/1/33	11,540	11,601

Washington State COPS, Series A, 5.00%, 7/1/26	1,000	1,041

Washington State G.O. Unlimited Bonds, Series A, Bid Group 2, 5.00%, 8/1/44	7,000	7,649

Washington State G.O. Unlimited Bonds, Series B, 5.00%, 2/1/33	1,000	1,013

5.00%, 8/1/36	2,500	2,590

Washington State G.O. Unlimited Bonds, Series C, 5.00%, 2/1/32	5,000	5,409

Washington State G.O. Unlimited Refunding Bonds, Series R-2015-C, 5.00%, 7/1/28	2,910	2,945

Washington State G.O. Unlimited Refunding Bonds, Series R-2017A, 5.00%, 8/1/29	2,895	3,012

Washington State G.O. Unlimited Refunding Bonds, Series R-2018C, 5.00%, 8/1/33	4,000	4,245

Washington State G.O. Unlimited Refunding Bonds, Series R-2022C, Bid Group 1, 4.00%, 7/1/26	6,720	6,859

Washington State G.O. Unlimited Refunding Bonds, Series R-2023B, 5.00%, 7/1/26	3,000	3,127

		66,445

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 91.9% continued

Wisconsin – 1.6%

PFA Hospital Taxable Revenue Bonds, Series 2021A, UNC Health Southeastern, 2.35%, 2/1/29	$2,000	$1,508

Wisconsin State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/32	2,500	2,879

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 5/1/24	3,250	3,253

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Ascension Health Credit Group, 4.00%, 11/15/36	3,000	2,989

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University, 5.00%, 10/1/28	670	697

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center, 5.00%, 4/1/36	3,875	4,104

4.00%, 4/1/39	5,000	5,012

Wisconsin State Housing & EDA Home Ownership Revenue Refunding Bonds, Series A, 3.00%, 3/1/39	165	143

		20,585

Wyoming – 0.0%

Laramie County Hospital Revenue Refunding Bonds, Cheyenne Regional Medical Center, 4.00%, 5/1/36	200	204

4.00%, 5/1/38	425	427

		631

Total Municipal Bonds

(Cost $1,220,918)		1,159,158

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  230  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(7) (8)	4,860,156	$4,860

Total Investment Companies

(Cost $4,860)		4,860

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 4.5%

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/1/25(2) (3)	$24,725	$24,714

Lake Charles Harbor & Terminal District Variable Revenue Bonds (AMT), Big Lake Fuels, 1.00%, 12/1/24(2) (3)	7,000	6,854

Miami-Dade County School District Revenue TANS, 5.00%, 6/18/24	4,000	4,010

New York City Housing Development Corp. MFH Adjustable Revenue Bonds, Sustainable Development, 1.13%, 11/1/24(2) (3)	555	544

Pasadena Independent School District Variable G.O. Unlimited Bonds, Series B, School Building (PSF, Gtd.), 1.50%, 8/15/24(2) (3)	1,500	1,483

Philadelphia School District TRANS, Series A, 5.00%, 6/28/24	4,425	4,434

Quincy G.O. Limited BANS, 5.00%, 7/5/24	1,500	1,505

Regional Transportation District Refunding COPS, 5.00%, 6/1/24	1,600	1,603

Tennergy Corp. Gas Revenue Bonds, Series A, 5.00%, 10/1/24(2) (3)	10,000	10,052

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS-4.5% continued

Wisconsin State Housing & EDA Variable Revenue Refunding Bonds, Series B (HUD Sector 8 Program), 0.50%, 11/1/24(2) (3)	$2,000	$1,942

Total Short-Term Investments

(Cost $57,568)		57,141

Total Investments – 98.9%

(Cost $1,311,507)		1,248,321

Other Assets less Liabilities – 1.1%		13,270

NET ASSETS – 100.0%		$1,261,591

(1)	Maturity date represents the prerefunded date.
(2)	Maturity date represents the puttable date.
(3)

Variable or floating rate security. These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand. Rate as of March 31, 2024 is disclosed.

(4)	Step coupon bond. Rate as of March 31, 2024 is disclosed.
(5)	Zero coupon bond.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2024.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2024 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

CR - Custody Receipt

CWA - Clean Water Act

EDA - Economic Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  231  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2024

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GARVEE - Grant Anticipation Revenue Vehicle

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Development Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

LCRA - Lower Colorado River Authority

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PCR - Pollution Control Revenue

PFA - Public Finance Authority

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SFM - Single Family Mortgage

SonyMA - State of New York Mortgage Agency

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Corporate Bonds	0.4%

U.S. Government Obligations	1.7%

Municipal Bonds	91.9%

Investment Companies	0.4%

Short-Term Investments	4.5%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Corporate Bonds(1)	$ —	$5,959	$ —	$5,959

U.S. Government Obligations	—	21,203	—	21,203

Municipal Bonds(1)	—	1,159,158	—	1,159,158

Investment Companies	4,860	—	—	4,860

Short-Term Investments	—	57,141	—	57,141

Total Investments	$4,860	$1,243,461	$—	$1,248,321
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  232  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 0.4%

U.S. Treasury Notes – 0.4%

4.00%, 1/31/31	$1,708	$1,687

Total U.S. Government Obligations

(Cost $1,684)		1,687

MUNICIPAL BONDS – 90.5%

Alabama – 5.7%

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds, 4.00%, 6/1/24	400	399

4.00%, 6/1/25	470	469

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds, Series D1, 4.00%, 6/1/27(1) (2)	440	445

Black Belt Energy Gas District Revenue Bonds, Gas Project No.7-S, 4.00%, 12/1/26(1) (2)	2,500	2,512

Black Belt Energy Gas District Revenue Bonds, Series C-1, 5.25%, 6/1/29(1) (2)	3,000	3,171

Black Belt Energy Gas District Revenue Bonds, Series E, Gas Project, 5.00%, 6/1/28(1) (2)	8,000	8,339

Limestone County Water & Sewer Authority Water Revenue Refunding Bonds (BAM Insured), Prerefunded, 5.00%, 12/1/26(3)	3,000	3,159

Lower Gas District Gas Project Revenue Bonds, 4.00%, 12/1/25(1) (2)	1,500	1,506

South East Alabama State Gas Supply District Gas Supply Revenue Bonds, Series C, SIFMA Index-Project No. 1, (Floating, SIFMA Municipal Swap Index Yield + 0.00%), 4.29%, 4/1/49(4)	1,625	1,625

South East Alabama State Gas Supply District Revenue Refunding Bonds, Series B, Project No. 2, 5.00%, 5/1/32(1) (2)	2,500	2,681

		24,306

Arizona – 1.6%

Arizona State Health Facilities Authority Revenue Refunding Bonds, Scottsdale Lincoln Hospitals Project, 5.00%, 12/1/27	1,355	1,365

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Arizona – 1.6% continued

Chandler IDA IDR Bonds, Series 1 (AMT), Intel Corp. Project, 5.00%, 9/1/27(1) (2)	$2,575	$2,653

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, 5.00%, 1/1/33	2,700	2,911

		6,929

Arkansas – 0.2%

Bryant School District No. 25 G.O. Limited Refunding Bonds (State Aid Withholding), 1.00%, 2/1/25	1,070	1,034

California – 4.8%

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H, Prerefunded, 5.00%, 4/1/29(3)	2,000	2,240

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1, 4.00%, 2/1/27	1,125	1,131

4.00%, 8/1/31(1) (2)	3,150	3,168

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bonds, Series A-1, 4.00%, 2/1/25	1,000	999

California Community Choice Financing Authority Variable Revenue Bonds, Clean Energy Project, Green Bonds,

5.00%, 10/1/26	630	638

5.00%, 10/1/27	675	688

5.00%, 10/1/28	475	487

5.00%, 10/1/29	650	671

California State G.O. Unlimited Various Purpose Refunding Bonds,

5.00%, 4/1/33	5,000	5,003

California State Municipal Finance Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Series A, Waste Management, Inc.,

4.13%, 10/1/25(1) (2)	1,000	1,004

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 233 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

California – 4.8% continued

Glendale Community College District G.O. Unlimited Bonds, Series A, Election of 2016, Prerefunded,

5.00%, 8/1/27(3)	$1,750	$1,884

Local Public Schools Funding Authority School Facilities Improvement District No. 2016-1 G.O. Unlimited Bonds, Series B (AGM Insured),

3.00%, 8/1/26	805	798

4.00%, 8/1/28	935	974

Los Angeles County Development Authority MFH Variable Revenue Bonds, West Los Angeles VA Campus (HUD Sector 8 Program),

3.38%, 7/1/26(1) (2)	1,000	990

		20,675

Colorado – 3.6%

Arapahoe County School District No. 6 Littleton G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.50%, 12/1/43	3,825	4,168

Colorado Springs Utilities Revenue Refunding Bonds, Series A,

5.00%, 11/15/40	200	202

Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds, Prerefunded,

5.00%, 3/1/27(3)	1,000	1,060

Colorado State Health Facilities Authority Hospital Revenue Bonds, Adventist Health System/Sunbel,

5.00%, 11/20/25(1) (2)	3,000	3,063

Colorado State Health Facilities Authority Revenue Refunding Bonds, Series A, Commonspirit Health,

5.00%, 12/1/29	3,900	4,303

Colorado State Health Facilities Authority Variable Revenue Refunding Bonds, Adventhealth Obligated Group, Prerefunded,

5.00%, 11/19/26(2) (3)	95	99

Colorado State Health Facilities Authority Variable Revenue Refunding Bonds, Adventhealth Obligated Group, Unrefunded Balance,

5.00%, 11/19/26(1) (2)	905	943

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Colorado – 3.6% continued

Denver City & County Airport Revenue Refunding Bonds, Series C,

5.00%, 11/15/29	$1,500	$1,683

		15,521

Connecticut – 1.0%

Connecticut State G.O. Unlimited Bonds, Series A,

4.00%, 1/15/28	3,300	3,437

Connecticut State G.O. Unlimited Bonds, Series C,

4.00%, 6/1/27	1,000	1,033

		4,470

District of Columbia – 1.3%

Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/26	5,405	5,422

Florida – 5.2%

Broward County Airport System Revenue Refunding Bonds, Series B (AMT),

5.00%, 10/1/27	3,500	3,686

Collier County IDA Revenue Bonds, NCH Healthcare System Projects,

5.00%, 10/1/31(1) (2)	2,000	2,208

Duval County School Board COPS, Series A (AGM Insured),

5.00%, 7/1/26	1,750	1,820

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series C,

5.00%, 6/1/27	3,115	3,318

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/26	1,950	2,032

Jacksonville Special Revenue Refunding Bonds, Series A,

5.00%, 10/1/25	1,500	1,541

Miami Special Obligation Revenue Bonds, Series A, New Administrative Building,

5.00%, 3/1/34	900	1,050

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/34	5,000	5,021

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  234  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Florida – 5.2% continued

Saint Johns County School Board COPS, Series A (AGM Insured),

5.00%, 7/1/31	$1,270	$1,453

		22,129

Georgia – 3.9%

Atlanta Airport Revenue Refunding Bonds, Series A,

5.00%, 7/1/28	1,000	1,092

Atlanta G.O. Unlimited Bonds, Series A-1, Social Bonds,

5.00%, 12/1/26	1,000	1,053

Atlanta G.O. Unlimited Bonds, Series A-2,

5.00%, 12/1/26	1,050	1,106

Franklin County School District G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 3/1/27	1,750	1,852

Georgia State G.O. Unlimited Bonds, Series A-1,

5.00%, 2/1/26	1,245	1,289

Georgia State G.O. Unlimited Refunding Bonds, Series E,

5.00%, 12/1/27	2,000	2,109

Georgia State Road & Tollway Authority Federal Highway Reimbursement GARVEE Bonds,

5.00%, 6/1/25	1,625	1,657

Gwinnett County School District G.O. Unlimited Bonds, Series A,

1.75%, 8/1/25	3,125	3,022

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A,

4.00%, 9/1/27(1) (2)	1,535	1,547

Sandy Springs Public Facilities Authority Revenue Bonds, City Center Project, Prerefunded,

5.00%, 5/1/26(3)	2,000	2,079

		16,806

Hawaii – 0.2%

Honolulu City & County G.O. Unlimited Refunding Bonds, Series F,

5.00%, 7/1/26	725	756

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Illinois – 1.6%

Illinois State G.O. Unlimited Bonds, Series B,

5.00%, 10/1/29	$3,000	$3,293

Illinois State HDA Multifamily Sustainability Revenue Bonds, Series B (FHA Insured, HUD Sector 8 Program),

2.85%, 11/1/25	3,000	2,946

Saint Clair County Community Unit School District No. 187 Cahokia G.O. Unlimited Bonds, Series A (AGM Insured),

5.00%, 1/1/27	180	186

5.00%, 1/1/33	260	291

		6,716

Indiana – 2.1%

Greater Clark County School Building Corp. Revenue Refunding Bonds, Series A (State Intercept Program),

7/15/32(5)	1,100	1,272

MSD of Washington Township School Building Corp. Revenue Bonds (State Intercept Program),

5.00%, 7/15/35	1,090	1,191

MSD of Washington Township School Building Corp. Revenue Bonds, 2016 Refferendum Projects (State Intercept Program),

5.00%, 1/15/26	2,040	2,101

5.00%, 1/15/27	1,100	1,157

5.00%, 7/15/27	3,270	3,475

		9,196

Iowa – 0.4%

Ankeny Community School District G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/25	1,815	1,849

Kansas – 1.8%

Kansas Department of Transportation Highway Revenue Bonds,

5.00%, 9/1/33	2,240	2,288

Manhattan G.O. Unlimited Temporary Notes, Series 2020-03,

0.75%, 6/15/24	3,120	3,088

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  235  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Kansas – 1.8% continued

Scott County Unified School District No. 466 G.O. Unlimited Bonds, Series A, Prerefunded,

5.00%, 9/1/25(3)	$1,000	$1,024

Wichita G.O. Unlimited Bonds, Series 811,

3.00%, 6/1/27	1,185	1,179

		7,579

Kentucky – 0.7%

Louisville Regional Airport Authority Airplort System Revenue Refunding Bonds, Series A (AMT),

5.00%, 7/1/25	2,990	2,996

Louisiana – 1.0%

Louisiana Public Facilities Authority Revenue Refunding Bonds, Tulane University, Escrowed to Maturity,

5.00%, 4/1/26	270	279

Louisiana State Local Government Environmental Facilities & Community Development Authority Insurance Revenue Bonds, Louisiana Insurance Guaranty Association,

5.00%, 8/15/26	1,500	1,549

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, LCTCS Act 360 Project (BAM Insured),

5.00%, 10/1/25	2,495	2,546

		4,374

Maine – 0.6%

Maine State Governmental Facilities Authority Revenue Bonds, Series A,

4.00%, 10/1/33	2,640	2,719

Maryland – 2.0%

Maryland State G.O. Unlimited Bonds, First Series,

5.00%, 6/1/26	3,000	3,008

Maryland State G.O. Unlimited Refunding Bonds, Series B,

5.00%, 8/1/26	2,435	2,550

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Maryland – 2.0% continued

Montgomery County G.O. Unlimited Refunding Bonds, Series D,

4.00%, 11/1/29	$2,925	$3,038

		8,596

Massachusetts – 5.3%

Massachusetts State Bay Transportation Authority Sales Tax Subordinate Revenue BANS,

4.00%, 5/1/25	1,390	1,400

Massachusetts State Bay Transportation Authority Sales Tax Subordinate Revenue BANS, Unrefunded Balance,

4.00%, 5/1/25	110	111

Massachusetts State Clean Water Trust Revenue Bonds, Series 22, Green Bonds,

5.00%, 8/1/27	2,000	2,149

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University Issue,

5.00%, 10/15/26	2,000	2,106

Massachusetts State G.O. Limited Refunding Bonds, Series A,

5.00%, 9/1/27	5,000	5,371

Massachusetts State G.O. Limited Refunding Bonds, Series B,

5.00%, 7/1/26	1,040	1,087

Massachusetts State Housing Finance Agency Sustainability Revenue Bonds, Series A-2 (HUD Sector 8 Program),

0.45%, 12/1/24	725	708

Massachusetts State School Building Authority Sales Tax Subordinate Revenue Bonds, Series A, Prerefunded,

5.00%, 2/15/26(3)	2,500	2,591

Massachusetts State Water Resources Authority Revenue Refunding Bonds, Series C, Green Bonds, Escrowed to Maturity,

5.00%, 8/1/25	165	169

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  236  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Massachusetts – 5.3% continued

MWRA General Revenue Refunding Bonds, Series C, Green Bonds, Prerefunded,

5.00%, 8/1/26(3)	$3,340	$3,497

University Of Massachusetts Building Authority Revenue Refunding Bonds, Series 2,

5.00%, 11/1/29	3,370	3,472

		22,661

Michigan – 0.1%

Michigan State HDA Rental Housing Revenue Bonds, Series A,

3.38%, 10/1/26	465	461

Minnesota – 0.7%

Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A,

4.00%, 12/1/27(1) (2)	2,000	2,017

Minnesota State G.O. Unlimited Bonds, Series A,

5.00%, 8/1/27	1,020	1,090

		3,107

Missouri – 1.8%

Columbia School District G.O. Unlimited Refunding Bonds,

5.00%, 3/1/26	2,825	2,868

Curators of the University of Missouri System Facilities Revenue Refunding Bonds, Series A,

5.00%, 11/1/26	2,320	2,337

Kansas City IDA Airport Special Obligation Revenue Bonds (AMT), Kansas City International,

5.00%, 3/1/25	1,040	1,048

Missouri State Health & Educational Facilities Authority Health Variable Revenue Refunding Bonds, Series B, BJC Health System,

4.00%, 5/1/26(1) (2)	1,500	1,512

		7,765

Nevada – 1.4%

Clark County School District G.O. Limited Bonds, Series A (AGM Insured),

5.00%, 6/15/27	1,000	1,063

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Nevada – 1.4% continued

Clark County School District G.O. Limited Bonds, Series B (AGM Insured),

4.00%, 6/15/32	$3,000	$3,125

Washoe County Water Facilities Variable Revenue Refunding Bonds, Sierra Pacific Power Company,

3.63%, 10/1/29(1) (2)	2,000	2,013

		6,201

New Jersey – 1.8%

Clifton Board of Education G.O. Unlimited Bonds (AGM School Board Resource Fund Insured),

2.00%, 8/15/26	1,200	1,149

New Jersey State EDA Revenue Bonds, Series WW, Prerefunded,

5.25%, 6/15/25(3)	3,500	3,582

New Jersey State G.O. Unlimited Bonds, Covid-19 Go Emergency Bonds,

5.00%, 6/1/27	2,750	2,917

		7,648

New York – 12.0%

Metropolitan Transportation Authority Revenue Refunding Bonds, Series E, Green Bonds,

5.00%, 11/15/29	2,190	2,414

Metropolitan Transportation Authority Sustainable Revenue Refunding Bonds, Series A,

5.00%, 11/15/31	2,000	2,272

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries F-1,

5.00%, 5/1/31	1,000	1,061

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds,

5.00%, 11/1/27	1,000	1,075

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds,

5.00%, 2/1/29	3,295	3,295

New York G.O. Limited Bonds, Series F-4, Fiscal 2015, 5.00%, 12/1/25(1) (2)	3,750	3,803

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  237  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

New York – 12.0% continued

New York G.O. Unlimited Bonds, Series J-10, Fiscal 2008,

5.00%, 8/1/26	$605	$632

New York G.O. Unlimited Bonds, Series J-5, Fiscal 2008,

5.00%, 8/1/28	1,000	1,089

New York G.O. Unlimited Refunding Bonds, Series C,

5.00%, 8/1/27	1,795	1,915

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series E,

5.00%, 3/15/32	5,000	5,102

New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series M-2 (SonyMA, FHA Insured),

0.75%, 11/1/25	3,160	2,970

New York State Housing Finance Agency Affordable Housing Sustainability Variable Revenue Bonds, Series B (SonyMA Insured, HUD Sector 8 Program),

3.60%, 5/1/27(1) (2)	1,500	1,494

New York State Housing Finance Agency Affordable Housing Variable Revenue Bonds, Series F, Sustainability Bonds (SonyMA, FHA Insured),

3.85%, 5/1/27(1) (2)	4,000	4,002

New York State Housing Finance Agency Revenue Bonds, Series E, Sustainability Bonds,

1.10%, 5/1/26	2,500	2,312

New York State Housing Finance Agency Revenue Bonds, Series F,

1.10%, 11/1/26	1,350	1,231

New York State Liberty Development Corp. Revenue Refunding Bonds, Four World Trade, Green Bonds,

1.20%, 11/15/28	2,000	1,740

New York State Thruway Authority Personal Income Tax Revenue Refunding Bonds, Series A, Bidding Group 1,

5.00%, 3/15/29	5,000	5,541

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

New York – 12.0% continued

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax,

5.00%, 9/15/28	$5,000	$5,486

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, MTA Bridges & Tunnels, Green Bonds,

5.00%, 11/15/25	525	541

5.00%, 11/15/27	1,700	1,833

Utility Debt Securitization Authority Revenue Refunding Restructuring Bonds, Series A,

5.00%, 12/15/27	1,450	1,496

		51,304

North Carolina – 0.5%

Charlotte Water & Sewer System Revenue Refunding Bonds,

5.00%, 7/1/26	2,115	2,209

Ohio – 3.2%

Akron Income Tax Revenue Refunding Bonds,

4.00%, 12/1/26	1,120	1,141

Columbus G.O. Unlimited Refunding Bonds, Series 1, Various Purpose,

5.00%, 7/1/26	1,300	1,354

Ohio State G.O. Unlimited Refunding Bonds, Series A, Conservation Project,

5.00%, 3/1/32	1,500	1,751

Ohio State Highway Capital Improvements G.O. Unlimited Bonds, Series S,

5.00%, 5/1/28	5,085	5,277

Ohio State Turnpike Commission Subordinate Revenue Bonds,

5.00%, 2/15/32	3,860	4,157

		13,680

Oklahoma – 2.8%

Oklahoma County Finance Authority Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public School,

5.00%, 10/1/25	1,000	1,022

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  238  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Oklahoma – 2.8% continued

Oklahoma County Finance Authority Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public School (BAM insured), 5.00%, 10/1/29	$500	$552

Oklahoma County Independent School District No. 12 G.O. Unlimited Bonds, Edmond School District, 3/1/27(5)	4,175	4,282

Oklahoma County Independent School District No. 89 G.O. Unlimited Bonds, Series A, 1.00%, 7/1/24	2,000	1,979

4.00%, 7/1/27	4,275	4,397

		12,232

Oregon – 2.0%

Multnomah County G.O. Limited Bonds, 5.00%, 6/1/28	1,000	1,065

Oregon State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/33	1,450	1,480

Portland G.O. Limited Bonds, Series A, Transportation Projects, 5.00%, 10/1/27	1,730	1,857

Portland Water System Second Lien Revenue Refunding Bonds, 5.00%, 10/1/27	1,640	1,641

Washington County School District No. 48J Beaverton G.O. Convertible CABS (School Board Guaranty Program), 5.00%, 6/15/35	2,500	2,637

		8,680

Pennsylvania – 2.4%

Delaware Valley Regional Financial Authority Revenue Bonds, Series A, 2.00%, 10/1/29	2,275	2,042

Lehigh County IDA Revenue Refunding Bonds, Series A, PPL Electric Utilities Corp. Project, 3.00%, 9/1/29	3,000	2,892

Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series B, 5.00%, 12/1/25	425	437

5.00%, 12/1/26	275	289

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Pennsylvania – 2.4% continued

Pennsylvania State Turnpike Commission Subordinate Revenue Refunding Bonds, Series B, 5.00%, 6/1/24	$2,700	$2,705

Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds, Series B, 5.00%, 12/1/25	1,700	1,750

		10,115

Tennessee – 0.4%

Gallatin Water & Sewer Revenue Refunding Bonds, Prerefunded, 5.00%, 1/1/25(3)	1,500	1,517

Texas – 12.1%

Austin Water & Wastewater System Revenue Refunding Bonds, 5.00%, 11/15/26	1,000	1,051

Bexar County Certificates of Obligation G.O. Limited Bonds, 5.00%, 6/15/30	1,000	1,129

5.00%, 6/15/31	1,250	1,434

Bexar County Certificates of Obligation G.O. Limited Bonds, Series B, 5.00%, 6/15/26	1,125	1,173

Central Regional Mobility Authority Senior Lien Revenue Bonds, Series A, Prerefunded, 5.00%, 7/1/25(3)	1,215	1,240

Central Regional Mobility Authority Subordinate Revenue BANS, Series F, 5.00%, 1/1/25	2,000	2,005

Dallas County Certificates of Obligation G.O. Limited Bonds, 5.00%, 8/15/25	1,615	1,653

Fort Bend County G.O. Limited Refunding Bonds, Series B, 4.00%, 3/1/30	3,900	3,901

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 0.88%, 8/1/25(1)(2)	1,155	1,111

Grand Prairie Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 4.00%, 2/15/33	5,420	5,449

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  239  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Texas – 12.1% continued

Harlingen Consolidated Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 5.00%, 8/15/26	$1,105	$1,153

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center, 0.90%, 5/15/25(1) (2)	2,000	1,922

Harris County Toll Road First Lien Revenue Refunding Bonds, Series A, 5.00%, 8/15/31	1,635	1,883

Klein Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 5.00%, 8/1/32	1,575	1,781

Laredo Public Property Finance Contractual Obligation G.O. Limited Bonds, 5.00%, 2/15/27	800	842

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services, 5.00%, 5/15/24	500	501

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/31	595	677

Pecos Barstow Toyah Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 2/15/27	1,000	1,054

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds, 1.13%, 12/1/26(1) (2)	3,500	3,175

2.00%, 12/1/27(1) (2)	3,150	2,929

Tarrant Regional Water District Transmission Facility Contract Revenue Bonds, Series A, City of Dallas Project, 4.00%, 9/1/31	1,370	1,443

Texas State G.O. Unlimited Refunding Bonds, Series B, 4.00%, 8/1/27	2,135	2,151

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Texas – 12.1% continued

Texas State G.O. Unlimited Refunding Bonds, Transportation Commission Mobility Fund, 5.00%, 10/1/29	$5,000	$5,126

Texas State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds, 5.00%, 12/15/26	1,400	1,436

Texas State PFA G.O. Unlimited Refunding Bonds, 5.00%, 10/1/26	2,110	2,214

Texas State Water Development Board Revolving Fund Revenue Bonds, 5.00%, 8/1/30	1,000	1,134

Trinity River Authority Regional Wastewater System Revenue Refunding Bonds, 5.00%, 8/1/32	1,000	1,064

University of North Texas Revenue Refunding Bonds, Series A, 5.00%, 4/15/32	1,000	1,116

		51,747

Utah – 1.8%

Davis County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty (School Board Guaranty Program), 3.00%, 6/1/28	4,095	4,000

Murray City School District G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 2/1/28	1,685	1,819

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 6/15/25(3)	1,735	1,771

		7,590

Washington – 3.4%

Benton County School District No. 17 Kennewick G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 4.00%, 12/1/28	1,000	1,016

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  240  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 90.5% continued

Washington – 3.4% continued

Central Puget Sound Regional Transit Authority Sales & Use Tax Improvement Revenue Refunding Bonds, Series S-1, Green Bonds, Prerefunded, 5.00%, 11/1/25(3)	$1,000	$1,028

Franklin County School District No. 1 Pasco G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/26	1,340	1,354

Pierce County School District No. 320 G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 4.00%, 12/1/28	650	647

Pierce County School District No. 83 University Place G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/26	3,205	3,237

Port of Seattle Revenue Refunding Bonds, Series B, 5.00%, 3/1/31	2,800	2,813

Washington State G.O. Unlimited Bonds, Series 2017-A, 5.00%, 8/1/29	2,400	2,497

Washington State G.O. Unlimited Refunding Bonds, Series R-2023B, 5.00%, 7/1/26	2,000	2,084

		14,676

Wisconsin – 1.1%

Waushara County G.O. Unlimited Bonds, Series B, 5.50%, 6/1/31	450	524

Wisconsin State Transportation Revenue Bonds, Series A, 5.00%, 7/1/28	4,000	4,154

		4,678

Total Municipal Bonds

(Cost $397,987)		388,344

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(6) (7)	8,627,821	$8,628

Total Investment Companies

(Cost $8,628)		8,628

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 7.4%

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/1/25(1) (2)	$8,725	$8,721

Main Street Natural Gas, Inc., Gas Supply Variable Revenue Bonds, Series B, 4.00%, 12/2/24(1) (2)	5,000	5,007

Michigan State Finance Authority Adjustable Revenue Refunding Bonds, Trinity Health, 5.00%, 2/1/25(1) (2)	3,000	3,028

Michigan State Finance Authority Revenue Refunding Bonds, Ascension Health Credit Group, 4.00%, 7/1/24(1) (2)	5,000	4,997

North Central Texas State Housing Finance Corp. Variable Revenue Bonds, Bluebonnet Ridge Apartment, 0.38%, 8/1/24(1) (2)	1,750	1,718

Northside Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 1.60%, 8/1/24(1) (2)	1,460	1,444

Peninsula Ports Authority Coal Terminal Variable Revenue Refunding Bonds, Dominion Terminal Associates Project, 3.80%, 10/1/24(1) (2)	1,000	995

Tennergy Corp. Gas Revenue Bonds, Series A, 5.00%, 10/1/24(1) (2)	2,000	2,010

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 241 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM TAX-EXEMPT FUND continued	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 7.4% continued

Utah County Hospital Revenue Bonds, Series B, IHC Health Services, Inc., 5.00%, 8/1/24(1) (2)	$3,850	$3,863

Total Short-Term Investments

(Cost $32,037)		31,783

Total Investments – 100.3%

(Cost $440,336)		430,442

Liabilities less Other Assets – (0.3%)		(1,080)

NET ASSETS – 100.0%		$429,362

(1)	Maturity date represents the puttable date.
(2)

Variable or floating rate security. These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand. Rate as of March 31, 2024 is disclosed.

(3)	Maturity date represents the prerefunded date.
(4)	Variable or floating rate security. Rate as of March 31, 2024 is disclosed.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2024.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2024 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

EDA - Economic Development Authority

FHA - Federal Housing Administration

G.O. - General Obligation

GARVEE - Grant Anticipation Revenue Vehicle

Gtd. - Guaranteed

HDA - Housing Development Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

IDR - Industrial Development Revenue

LCRA - Lower Colorado River Authority

LCTCS - Louisiana Community and Technical College System

MFH - Multi-Family Housing

MWRA - Massachusetts Water Resources Authority

PFA - Public Finance Authority

PSF - Permanent School Fund

SIFMA - Securities Industry and Financial Markets Association

SonyMA - State of New York Mortgage Agency

VA - Veterans Affairs

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Obligations	0.4%

Municipal Bonds	90.5%

Investment Companies	2.0%

Short-Term Investments	7.4%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Obligations	$ —	$ 1,687	$—	$ 1,687

Municipal Bonds(1)	—	388,344	—	388,344

Investment Companies	8,628	—	—	8,628

Short-Term Investments	—	31,783	—	31,783

Total Investments	$8,628	$421,814	$—	$430,442

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  242  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LIMITED TERM U.S. GOVERNMENT FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 2.2%(1)

Fannie Mae – 0.4%

Pool #555649,

7.50%, 10/1/32	$10	$10

Pool #BH9277,

3.50%, 2/1/48	118	108

		118

Freddie Mac – 1.0%

Pool #RA8880,

5.50%, 4/1/53	93	93

Pool #SD1360,

5.50%, 7/1/52	102	102

Pool #SD2665,

6.00%, 4/1/53	91	93

Pool #ZS7735,

2.00%, 1/1/32	3	2

		290

Freddie Mac Gold – 0.5%

Pool #D99701,

3.00%, 11/1/32	140	131

Government National Mortgage Association – 0.3%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	94	84

Government National Mortgage Association I – 0.0%

Pool #676682,

4.50%, 6/15/25	6	6

Pool #782618,

4.50%, 4/15/24(2)	—	—

Pool #783245,

5.00%, 9/15/24(2)	—	—

Pool #783489,

5.00%, 6/15/25(2)	—	—

		6

Total U.S. Government Agencies

(Cost $669)		629

U.S. GOVERNMENT OBLIGATIONS – 97.1%

U.S. Treasury Bonds – 1.6%

6.00%, 2/15/26	470	482

U.S. Treasury Inflation Indexed Notes – 4.1%

0.50%, 4/15/24	141	173

0.13%, 7/15/24	134	174

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 97.1% continued

U.S. Treasury Inflation Indexed Notes – 4.1% continued

0.13%, 10/15/24	$145	$173

0.25%, 1/15/25	135	173

0.38%, 7/15/25	135	172

0.13%, 4/15/26	153	172

0.13%, 4/15/27	166	171

		1,208

U.S. Treasury Notes – 91.4%

2.88%, 4/30/25	537	525

0.25%, 5/31/25	738	699

2.88%, 5/31/25	285	278

0.25%, 6/30/25	587	554

0.25%, 7/31/25	589	554

2.88%, 7/31/25	532	518

0.25%, 10/31/25	591	551

0.38%, 11/30/25	383	356

2.88%, 11/30/25	158	153

1.63%, 2/15/26	308	291

4.00%, 2/15/26	2,601	2,569

0.50%, 2/28/26	587	543

2.13%, 5/31/26	299	284

1.88%, 6/30/26	550	519

0.63%, 7/31/26	586	536

1.88%, 7/31/26	551	519

1.50%, 8/15/26	750	699

4.38%, 8/15/26	1,500	1,495

0.75%, 8/31/26	582	532

0.88%, 9/30/26	487	446

4.63%, 10/15/26	500	502

4.63%, 11/15/26	1,700	1,706

4.38%, 12/15/26	350	349

4.13%, 2/15/27	500	496

3.88%, 11/30/27	3,294	3,242

4.00%, 2/29/28	2,150	2,126

3.63%, 3/31/28	1,200	1,171

3.63%, 5/31/28	1,400	1,365

4.00%, 6/30/28	600	594

4.38%, 8/31/28	500	502

4.38%, 11/30/28	600	604

3.75%, 12/31/28	500	490

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 243 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

LIMITED TERM U.S. GOVERNMENT FUND continued	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 97.1% continued

U.S. Treasury Notes – 91.4% continued

4.00%, 1/31/29	$500	$495

4.25%, 2/28/29	650	651

		26,914

Total U.S. Government Obligations

(Cost $29,397)		28,604

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

5.13%(3) (4)	66,896	$67

Total Investment Companies

(Cost $67)		67

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill,

5.30%, 4/11/24(5) (6)	$5	$5

Total Short-Term Investments

(Cost $5)		5

Total Investments – 99.5%

(Cost $30,138)		29,305

Other Assets less Liabilities – 0.5%		150

NET ASSETS – 100.0%		$29,455

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Principal Amount and Value rounds to less than one thousand.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2024 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged related to the Fund’s investment in futures contracts during the period. As of March 31, 2024, the Fund did not hold any open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	2.2%

U.S. Government Obligations	97.1%

Investment Companies	0.2%

Short-Term Investments	0.0%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Agencies(1)	$—	$ 629	$—	$ 629

U.S. Government Obligations(1)	—	28,604	—	28,604

Investment Companies	67	—	—	67

Short-Term Investments	—	5	—	5

Total Investments	$67	$29,238	$—	$29,305

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements. FIXED INCOME AND MONEY MARKET FUNDS 244 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CONVERTIBLE BONDS – 0.2%

Electric Utilities – 0.1%

FirstEnergy Corp.,

4.00%, 5/1/26 (1)	$101	$100

NextEra Energy Partners L.P.,

0.00%, 11/15/25 (1) (2)	48	43

2.50%, 6/15/26 (1)	48	43

PG&E Corp.,

4.25%, 12/1/27 (1)	102	103

		289

Internet Media & Services – 0.0%

Lyft, Inc.,

0.63%, 3/1/29(1)	36	42

Technology Services – 0.1%

Global Payments, Inc.,

1.50%, 3/1/31 (1)	121	128

Total Convertible Bonds

(Cost $445)		459

CORPORATE BONDS – 78.8%

Advertising & Marketing – 0.2%

Outfront Media Capital LLC/Outfront Media Capital Corp.,

5.00%, 8/15/27 (1)	250	241

4.25%, 1/15/29 (1)	124	112

4.63%, 3/15/30 (1)	74	66

7.38%, 2/15/31 (1)	43	45

		464

Aerospace & Defense – 2.4%

AAR Escrow Issuer LLC,

6.75%, 3/15/29 (1)	87	88

Howmet Aerospace, Inc.,

5.95%, 2/1/37	75	78

Spirit AeroSystems, Inc.,

4.60%, 6/15/28	75	70

9.38%, 11/30/29 (1)	203	221

9.75%, 11/15/30 (1)	176	197

TransDigm, Inc.,

7.50%, 3/15/27	100	100

5.50%, 11/15/27	400	392

6.75%, 8/15/28 (1)	486	493

4.63%, 1/15/29	100	93

6.38%, 3/1/29 (1)	593	596

4.88%, 5/1/29	890	828

6.88%, 12/15/30 (1)	280	285

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Aerospace & Defense – 2.4% continued

7.13%, 12/1/31 (1)	$166	$171

6.63%, 3/1/32 (1)	708	715

Triumph Group, Inc.,

9.00%, 3/15/28 (1)	262	276

		4,603

Apparel & Textile Products – 0.1%

Crocs, Inc.,

4.25%, 3/15/29 (1)	25	23

4.13%, 8/15/31 (1)	122	106

Hanesbrands, Inc.,

4.88%, 5/15/26 (1)	44	43

9.00%, 2/15/31 (1)	25	26

Kontoor Brands, Inc.,

4.13%, 11/15/29 (1)	25	22

Levi Strauss & Co.,

3.50%, 3/1/31 (1)	56	49

		269

Asset Management – 2.0%

AG Issuer LLC,

6.25%, 3/1/28 (1)	75	73

AG TTMT Escrow Issuer LLC,

8.63%, 9/30/27 (1)	25	26

Apollo Debt Solutions BDC,

6.90%, 4/13/29 (1)	50	51

Ares Capital Corp.,

5.88%, 3/1/29	30	30

Blackstone Private Credit Fund,

6.25%, 1/25/31 (1)	38	38

Blue Owl Capital Corp.,

3.75%, 7/22/25	85	83

Blue Owl Capital Corp. II,

8.45%, 11/15/26 (1)	35	36

Blue Owl Credit Income Corp.,

7.75%, 9/16/27	78	80

6.65%, 3/15/31 (1)	65	64

Blue Owl Technology Finance Corp. II,

6.75%, 4/4/29 (1)	22	22

Compass Group Diversified Holdings LLC,

5.25%, 4/15/29 (1)	96	91

5.00%, 1/15/32 (1)	25	22

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 245 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Asset Management – 2.0% continued

HAT Holdings I LLC/HAT Holdings II LLC,

3.38%, 6/15/26 (1)	$124	$117

8.00%, 6/15/27 (1)	124	129

3.75%, 9/15/30 (1)	25	21

HPS Corporate Lending Fund,

6.75%, 1/30/29 (1)	45	45

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

6.25%, 5/15/26	209	205

5.25%, 5/15/27	283	262

9.75%, 1/15/29 (1)	121	126

4.38%, 2/1/29	47	40

NFP Corp.,

4.88%, 8/15/28 (1)	83	83

6.88%, 8/15/28 (1)	1,730	1,752

7.50%, 10/1/30 (1)	25	26

8.50%, 10/1/31 (1)	300	330

		3,752

Automotive – 1.8%

Adient Global Holdings Ltd.,

8.25%, 4/15/31 (1)	25	26

Clarios Global L.P./Clarios U.S. Finance Co.,

8.50%, 5/15/27 (1)	519	520

6.75%, 5/15/28 (1)	111	113

Dana, Inc.,

4.50%, 2/15/32	25	22

Dornoch Debt Merger Sub, Inc.,

6.63%, 10/15/29 (1)	1,325	1,174

Ford Motor Co.,

3.25%, 2/12/32	25	21

6.10%, 8/19/32	139	141

5.29%, 12/8/46	150	134

Goodyear Tire & Rubber (The) Co.,

9.50%, 5/31/25	50	50

7.00%, 3/15/28	25	25

5.00%, 7/15/29	72	67

5.25%, 4/30/31	25	23

5.25%, 7/15/31 (1)	100	91

5.63%, 4/30/33	50	46

Phinia, Inc.,

4/15/29 (1) (3)	33	33

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Automotive – 1.8% continued

PM General Purchaser LLC,

9.50%, 10/1/28 (1)	$50	$51

Real Hero Merger Sub 2, Inc.,

6.25%, 2/1/29 (1)	800	700

Tenneco, Inc.,

8.00%, 11/17/28 (1)	133	121

Wheel Pros, Inc.,

6.50%, 5/15/29 (1)	25	8

		3,366

Banking – 0.3%

Bank of America Corp.,

(Variable, CME Term SOFR 3M + 3.19%), 5.88%, 3/15/28 (4) (5)	75	74

Citigroup, Inc.,

(Variable, U.S. SOFR + 3.23%), 4.70%, 1/30/25 (4) (5)	75	73

JPMorgan Chase & Co.,

(Variable, CME Term SOFR 3M + 3.59%), 6.13%, 4/30/24 (4) (5)	50	50

(Variable, CME Term SOFR 3M + 3.56%), 8.87%, 5/1/24 (5) (6)	50	50

(Variable, CME Term SOFR 3M + 3.13%), 4.60%, 2/1/25 (4) (5)	25	25

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.74%), 6.88%, 6/1/29 (4) (5)	52	54

PNC Financial Services Group (The), Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 2.81%), 6.25%, 3/15/30 (4) (5)	125	121

Wells Fargo & Co.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.61%), 7.63%, 9/15/28 (4) (5)	111	118

		565

Beverages – 0.0%

Triton Water Holdings, Inc.,

6.25%, 4/1/29(1)	50	46

Biotechnology & Pharmaceuticals – 0.4%

Bausch Health Americas, Inc.,

8.50%, 1/31/27 (1)	150	88

Bausch Health Cos., Inc.,

5.50%, 11/1/25 (1)	100	94

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  246  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Biotechnology & Pharmaceuticals – 0.4% continued

9.00%, 12/15/25 (1)	$75	$71

6.13%, 2/1/27 (1)	50	31

7.00%, 1/15/28 (1)	25	11

5.00%, 1/30/28 (1)	75	34

7.25%, 5/30/29(1)	50	22

5.25%, 1/30/30 (1)	75	31

5.25%, 2/15/31 (1)	50	21

Endo Dac/Endo Finance LLC/Endo Finco, Inc.,

9.50%, 7/31/27 (1) (7)	125	8

6.00%, 6/30/28 (1) (7)	16	1

Endo Luxembourg Finance Co. I S.a.r.l./Endo U.S., Inc.,

6.13%, 4/1/29 (1) (8)	50	32

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,

14.75%, 11/14/28 (1)	24	27

Organon & Co./Organon Foreign Debt Co-Issuer B.V.,

5.13%, 4/30/31 (1)	200	177

P&L Development LLC/PLD Finance Corp.,

7.75%, 11/15/25 (1)	50	42

Par Pharmaceutical, Inc.,

7.50%, 4/1/27 (1) (8)	111	73

Prestige Brands, Inc.,

5.13%, 1/15/28 (1)	25	24

3.75%, 4/1/31 (1)	25	22

		809

Cable & Satellite – 3.4%

Cable One, Inc.,

4.00%, 11/15/30 (1)	125	98

CCO Holdings LLC/CCO Holdings Capital Corp.,

5.00%, 2/1/28 (1)	50	47

5.38%, 6/1/29 (1)	8	7

6.38%, 9/1/29 (1)	355	337

4.75%, 3/1/30 (1)	107	92

4.50%, 8/15/30 (1)	174	146

4.25%, 2/1/31 (1)	319	261

7.38%, 3/1/31 (1)	403	395

4.75%, 2/1/32 (1)	450	367

4.50%, 5/1/32	415	333

4.50%, 6/1/33 (1)	600	469

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Cable & Satellite – 3.4% continued

4.25%, 1/15/34 (1)	$724	$547

Charter Communications Operating LLC/Charter Communications Operating Capital,

5.38%, 5/1/47	50	40

4.80%, 3/1/50	25	19

CSC Holdings LLC,

11.25%, 5/15/28 (1)	400	396

11.75%, 1/31/29 (1)	400	401

5.75%, 1/15/30 (1)	275	146

4.13%, 12/1/30 (1)	305	218

4.50%, 11/15/31 (1)	200	142

Directv Financing LLC,

8.88%, 2/1/30 (1)	61	61

Directv Financing LLC/Directv Financing Co-Obligor, Inc.,

5.88%, 8/15/27 (1)	406	384

DISH DBS Corp.,

7.75%, 7/1/26	50	34

5.25%, 12/1/26 (1)	254	200

7.38%, 7/1/28	100	48

5.75%, 12/1/28 (1)	25	17

5.13%, 6/1/29	75	31

DISH Network Corp.,

11.75%, 11/15/27 (1)	463	472

GCI LLC,

4.75%, 10/15/28(1)	72	66

Midcontinent Communications/Midcontinent Finance Corp.,

5.38%, 8/15/27 (1)	50	47

Radiate Holdco LLC/Radiate Finance, Inc.,

4.50%, 9/15/26 (1)	43	34

6.50%, 9/15/28 (1)	37	17

Sirius XM Radio, Inc.,

3.13%, 9/1/26 (1)	85	80

5.00%, 8/1/27 (1)	255	245

4.00%, 7/15/28 (1)	150	137

3.88%, 9/1/31 (1)	175	146

		6,480

Chemicals – 1.9%

Avient Corp.,

5.75%, 5/15/25 (1)	50	50

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  247  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Chemicals – 1.9% continued

7.13%, 8/1/30 (1)	$75	$77

Axalta Coating Systems LLC,

3.38%, 2/15/29 (1)	164	147

Chemours (The) Co.,

5.38%, 5/15/27	94	90

5.75%, 11/15/28 (1)	177	163

4.63%, 11/15/29 (1)	82	71

Element Solutions, Inc.,

3.88%, 9/1/28 (1)	229	210

HB Fuller Co.,

4.25%, 10/15/28	58	54

Herens Holdco S.a.r.l.,

4.75%, 5/15/28 (1)	200	175

Illuminate Buyer LLC/Illuminate Holdings IV, Inc.,

9.00%, 7/1/28 (1)	153	151

Innophos Holdings, Inc.,

9.38%, 2/15/28 (1)	75	63

Iris Holdings, Inc.,

8.75%, (100% Cash), 2/15/26 (1) (9)	25	21

LSB Industries, Inc.,

6.25%, 10/15/28 (1)	25	24

LSF11 A5 HoldCo LLC,

6.63%, 10/15/29 (1)	64	58

Minerals Technologies, Inc.,

5.00%, 7/1/28 (1)	72	69

Olin Corp.,

5.63%, 8/1/29	125	123

Olympus Water U.S. Holding Corp.,

9.75%, 11/15/28 (1)	200	213

6.25%, 10/1/29 (1)	200	183

Polar U.S. Borrower LLC/Schenectady International Group, Inc.,

6.75%, 5/15/26 (1)	75	18

SCIH Salt Holdings, Inc.,

4.88%, 5/1/28 (1)	25	23

6.63%, 5/1/29 (1)	780	722

SK Invictus Intermediate II S.a.r.l.,

5.00%, 10/30/29 (1)	160	143

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc.,

5.38%, 9/1/25 (1)	29	23

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Chemicals – 1.9% continued

5.13%, 4/1/29 (1)	$100	$29

Tronox, Inc.,

4.63%, 3/15/29 (1)	100	90

Windsor Holdings III LLC,

8.50%, 6/15/30 (1)	50	52

WR Grace Holdings LLC,

4.88%, 6/15/27 (1)	75	71

5.63%, 8/15/29 (1)	377	337

7.38%, 3/1/31 (1)	118	119

		3,569

Commercial Support Services – 1.7%

ADT Security (The) Corp.,

4.13%, 8/1/29 (1)	50	46

4.88%, 7/15/32 (1)	152	138

Allied Universal Holdco LLC,

7.88%, 2/15/31 (1)	279	283

Allied Universal Holdco LLC/Allied Universal Finance Corp.,

6.63%, 7/15/26 (1)	120	120

9.75%, 7/15/27 (1)	263	264

6.00%, 6/1/29 (1)	325	280

Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.,

4.63%, 6/1/28 (1)	525	478

AMN Healthcare, Inc.,

4.63%, 10/1/27 (1)	25	24

4.00%, 4/15/29 (1)	197	177

APX Group, Inc.,

6.75%, 2/15/27 (1)	51	51

5.75%, 7/15/29 (1)	124	119

Aramark Services, Inc.,

5.00%, 2/1/28 (1)	73	70

Clean Harbors, Inc.,

6.38%, 2/1/31 (1)	56	56

Covanta Holding Corp.,

5.00%, 9/1/30	50	44

GFL Environmental, Inc.,

4.75%, 6/15/29 (1)	147	138

6.75%, 1/15/31 (1)	193	198

Prime Security Services Borrower LLC/Prime Finance, Inc.,

5.25%, 4/15/24 (1)	5	5

6.25%, 1/15/28 (1)	110	108

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  248  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Commercial Support Services – 1.7% continued

Sotheby’s,

7.38%, 10/15/27 (1)	$200	$186

TKC Holdings, Inc.,

10.50%, 5/15/29 (1)	25	24

WASH Multifamily Acquisition, Inc.,

5.75%, 4/15/26 (1)	50	49

Waste Pro U.S.A., Inc.,

5.50%, 2/15/26 (1)	299	294

Williams Scotsman, Inc.,

6.13%, 6/15/25 (1)	19	19

7.38%, 10/1/31 (1)	58	60

		3,231

Construction Materials – 1.5%

Advanced Drainage Systems, Inc.,

5.00%, 9/30/27 (1)	76	74

6.38%, 6/15/30 (1)	77	77

AmeriTex HoldCo Intermediate LLC,

10.25%, 10/15/28 (1)	265	285

Knife River Corp.,

7.75%, 5/1/31 (1)	25	26

New Enterprise Stone & Lime Co., Inc.,

5.25%, 7/15/28 (1)	94	90

9.75%, 7/15/28 (1)	116	119

Oscar AcquisitionCo LLC/Oscar Finance, Inc.,

9.50%, 4/15/30 (1)	1,290	1,272

Smyrna Ready Mix Concrete LLC,

6.00%, 11/1/28 (1)	214	210

8.88%, 11/15/31 (1)	179	191

Standard Industries, Inc.,

5.00%, 2/15/27 (1)	24	23

4.75%, 1/15/28 (1)	32	31

4.38%, 7/15/30 (1)	197	177

3.38%, 1/15/31 (1)	35	29

Summit Materials LLC/Summit Materials Finance Corp.,

5.25%, 1/15/29 (1)	50	49

7.25%, 1/15/31 (1)	119	124

		2,777

Consumer Services – 0.2%

Adtalem Global Education, Inc.,

5.50%, 3/1/28 (1)	40	38

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Consumer Services – 0.2% continued

Carriage Services, Inc.,

4.25%, 5/15/29 (1)	$25	$22

Graham Holdings Co.,

5.75%, 6/1/26 (1)	25	25

PROG Holdings, Inc.,

6.00%, 11/15/29 (1)	25	23

Service Corp. International,

3.38%, 8/15/30	25	22

4.00%, 5/15/31	201	178

		308

Containers & Packaging – 2.1%

Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC,

3.25%, 9/1/28 (1)	430	372

4.00%, 9/1/29 (1)	280	226

Ardagh Packaging Finance PLC/Ardagh Holdings U.S.A., Inc.,

2.13%, 8/15/26 [EUR](10)	100	93

4.13%, 8/15/26 (1)	200	181

5.25%, 8/15/27 (1)	200	126

Ball Corp.,

6.88%, 3/15/28	75	77

6.00%, 6/15/29	75	76

3.13%, 9/15/31	100	85

Berry Global, Inc.,

4.50%, 2/15/26 (1)	25	24

4.88%, 7/15/26 (1)	25	25

5.63%, 7/15/27 (1)	50	49

Clydesdale Acquisition Holdings, Inc.,

6.63%, 4/15/29 (1)	72	72

8.75%, 4/15/30 (1)	181	178

Crown Americas LLC,

5.25%, 4/1/30	80	77

Crown Americas LLC/Crown Americas Capital Corp. VI,

4.75%, 2/1/26	25	25

LABL, Inc.,

6.75%, 7/15/26 (1)	695	686

10.50%, 7/15/27 (1)	50	50

5.88%, 11/1/28 (1)	96	88

9.50%, 11/1/28 (1)	120	121

8.25%, 11/1/29 (1)	25	21

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  249  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Containers & Packaging – 2.1% continued

Mauser Packaging Solutions Holding Co.,

7.88%, 8/15/26 (1)	$560	$571

9.25%, 4/15/27 (1)	40	40

OI European Group B.V.,

4.75%, 2/15/30 (1)	125	115

Owens-Brockway Glass Container, Inc.,

6.63%, 5/13/27 (1)	144	144

7.25%, 5/15/31 (1)	69	70

Sealed Air Corp.,

4.00%, 12/1/27 (1)	127	119

5.00%, 4/15/29 (1)	50	48

6.88%, 7/15/33 (1)	25	26

Sealed Air Corp./Sealed Air Corp. U.S.,

6.13%, 2/1/28 (1)	25	25

7.25%, 2/15/31 (1)	25	26

Silgan Holdings, Inc.,

4.13%, 2/1/28	25	24

Trident TPI Holdings, Inc.,

12.75%, 12/31/28 (1)	161	172

TriMas Corp.,

4.13%, 4/15/29 (1)	50	45

		4,077

Electric Utilities – 1.2%

Alexander Funding Trust II,

7.47%, 7/31/28 (1)	100	106

Calpine Corp.,

4.50%, 2/15/28 (1)	30	28

5.13%, 3/15/28	150	144

4.63%, 2/1/29 (1)	25	23

5.00%, 2/1/31 (1)	151	139

Clearway Energy Operating LLC,

4.75%, 3/15/28 (1)	25	24

3.75%, 1/15/32 (1)	132	111

Edison International,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.70%), 5.38%, 3/15/26 (4) (5)	209	202

Leeward Renewable Energy Operations LLC,

4.25%, 7/1/29 (1)	25	21

NextEra Energy Operating Partners L.P.,

3.88%, 10/15/26 (1)	41	38

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Electric Utilities – 1.2% continued

7.25%, 1/15/29 (1)	$40	$41

NRG Energy, Inc.,

6.63%, 1/15/27	16	16

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.92%), 10.25%, 3/15/28 (1) (4) (5)	168	180

3.38%, 2/15/29 (1)	25	22

3.88%, 2/15/32 (1)	50	43

7.00%, 3/15/33 (1)	100	107

Pacific Gas and Electric Co.,

6.95%, 3/15/34	33	36

Pattern Energy Operations L.P./Pattern Energy Operations, Inc.,

4.50%, 8/15/28 (1)	34	32

PG&E Corp.,

5.00%, 7/1/28	100	96

Talen Energy Supply LLC,

8.63%, 6/1/30 (1)	84	90

TerraForm Power Operating LLC,

5.00%, 1/31/28 (1)	50	48

4.75%, 1/15/30 (1)	50	46

Vistra Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.93%), 8.00%, 10/15/26 (1) (4) (5)	75	77

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.74%), 7.00%, 12/15/26 (1) (4) (5)	272	269

Vistra Operations Co. LLC,

5.50%, 9/1/26 (1)	50	49

5.00%, 7/31/27 (1)	75	73

4.38%, 5/1/29 (1)	75	69

7.75%, 10/15/31 (1)	171	179

6.95%, 10/15/33 (1)	55	59

		2,368

Electrical Equipment – 0.7%

BWX Technologies, Inc.,

4.13%, 6/30/28 (1)	65	61

4.13%, 4/15/29 (1)	25	23

EMRLD Borrower L.P./ Emerald Co-Issuer, Inc.,

6.63%, 12/15/30 (1)	635	641

Sensata Technologies B.V.,

5.00%, 10/1/25 (1)	25	25

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  250  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Electrical Equipment – 0.7% continued

4.00%, 4/15/29 (1)	$310	$283

Sensata Technologies, Inc.,

4.38%, 2/15/30 (1)	14	13

3.75%, 2/15/31 (1)	35	30

Vertiv Group Corp.,

4.13%, 11/15/28 (1)	141	131

WESCO Distribution, Inc.,

6.38%, 3/15/29 (1)	50	51

6.63%, 3/15/32 (1)	87	88

		1,346

Engineering & Construction – 0.5%

Arcosa, Inc.,

4.38%, 4/15/29 (1)	117	108

Brand Industrial Services, Inc.,

10.38%, 8/1/30 (1)	389	421

Dycom Industries, Inc.,

4.50%, 4/15/29 (1)	42	39

IEA Energy Services LLC,

6.63%, 8/15/29 (1)	220	211

Installed Building Products, Inc.,

5.75%, 2/1/28 (1)	25	25

Pike Corp.,

8.63%, 1/31/31 (1)	46	49

TopBuild Corp.,

4.13%, 2/15/32 (1)	25	22

		875

Entertainment Content – 1.2%

AMC Networks, Inc.,

4.75%, 8/1/25	25	25

4.25%, 2/15/29	125	88

Lions Gate Capital Holdings LLC,

5.50%, 4/15/29 (1)	116	89

Playtika Holding Corp.,

4.25%, 3/15/29 (1)	121	105

ROBLOX Corp.,

3.88%, 5/1/30 (1)	25	22

Sterling Entertainment Group LLC,

3.75%, 1/15/25 (11)(12)	1,110	1,082

TEGNA, Inc.,

4.63%, 3/15/28	25	23

5.00%, 9/15/29	50	45

Univision Communications, Inc.,

6.63%, 6/1/27 (1)	100	98

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Entertainment Content – 1.2% continued

8.00%, 8/15/28 (1)	$271	$276

4.50%, 5/1/29	175	156

7.38%, 6/30/30 (1)	196	194

WMG Acquisition Corp.,

3.88%, 7/15/30 (1)	25	22

3.00%, 2/15/31 (1)	25	21

		2,246

Food – 1.3%

B&G Foods, Inc.,

8.00%, 9/15/28	50	52

BellRing Brands, Inc.,

7.00%, 3/15/30 (1)	100	103

Chobani LLC/Chobani Finance Corp., Inc.,

4.63%, 11/15/28 (1)	164	153

7.63%, 7/1/29 (1)	327	331

Darling Ingredients, Inc.,

5.25%, 4/15/27 (1)	50	49

6.00%, 6/15/30 (1)	97	96

Fiesta Purchaser, Inc.,

7.88%, 3/1/31 (1)	313	323

Herbalife Nutrition Ltd./HLF Financing, Inc.,

7.88%, 9/1/25 (1)	75	75

HLF Financing S.a.r.l. LLC/Herbalife International, Inc.,

4.88%, 6/1/29 (1)	25	17

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

5.50%, 1/15/30	50	49

Lamb Weston Holdings, Inc.,

4.13%, 1/31/30 (1)	75	68

4.38%, 1/31/32 (1)	157	141

Nathan’s Famous, Inc.,

6.63%, 11/1/25 (1)	18	18

Pilgrim’s Pride Corp.,

6.25%, 7/1/33	25	26

Post Holdings, Inc.,

5.63%, 1/15/28 (1)	25	25

5.50%, 12/15/29 (1)	125	121

4.63%, 4/15/30 (1)	50	46

4.50%, 9/15/31 (1)	25	23

6.25%, 2/15/32 (1)	86	87

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  251  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Food – 1.3% continued

Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed,

4.63%, 3/1/29 (1)	$715	$631

		2,434

Forestry, Paper & Wood Products – 0.0%

Domtar Corp.,

6.75%, 10/1/28(1)	42	38

Gas & Water Utilities – 0.3%

AmeriGas Partners L.P./AmeriGas Finance Corp.,

5.50%, 5/20/25	100	100

5.75%, 5/20/27	50	49

9.38%, 6/1/28 (1)	72	75

Ferrellgas L.P./Ferrellgas Finance Corp.,

5.38%, 4/1/26 (1)	125	122

5.88%, 4/1/29 (1)	125	119

Suburban Propane Partners L.P./Suburban Energy Finance Corp.,

5.00%, 6/1/31 (1)	25	23

		488

Health Care Facilities & Services – 4.4%

Acadia Healthcare Co., Inc.,

5.50%, 7/1/28 (1)	84	82

5.00%, 4/15/29 (1)	50	48

AHP Health Partners, Inc.,

5.75%, 7/15/29 (1)	178	162

Air Methods Corp.,

8.00%, 5/15/25 (1) (7) (13)	50	—

Catalent Pharma Solutions, Inc.,

5.00%, 7/15/27 (1)	20	20

3.13%, 2/15/29 (1)	123	117

3.50%, 4/1/30 (1)	64	61

Charles River Laboratories International, Inc.,

3.75%, 3/15/29 (1)	50	46

4.00%, 3/15/31 (1)	25	22

CHS/Community Health Systems, Inc.,

8.00%, 3/15/26 (1)	124	124

5.63%, 3/15/27 (1)	261	240

8.00%, 12/15/27 (1)	121	119

6.00%, 1/15/29 (1)	149	130

6.88%, 4/15/29 (1)	75	56

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Health Care Facilities & Services – 4.4% continued

6.13%, 4/1/30 (1)	$125	$90

5.25%, 5/15/30 (1)	260	212

4.75%, 2/15/31 (1)	147	114

10.88%, 1/15/32 (1)	200	206

DaVita, Inc.,

4.63%, 6/1/30 (1)	125	112

Encompass Health Corp.,

4.75%, 2/1/30	75	70

4.63%, 4/1/31	7	6

Fortrea Holdings, Inc.,

7.50%, 7/1/30 (1)	99	102

HCA, Inc.,

5.88%, 2/15/26	50	50

HealthEquity, Inc.,

4.50%, 10/1/29 (1)	147	136

IQVIA, Inc.,

6.25%, 2/1/29	36	37

Legacy LifePoint Health LLC,

4.38%, 2/15/27 (1)	72	69

LifePoint Health, Inc.,

5.38%, 1/15/29 (1)	25	21

9.88%, 8/15/30 (1)	77	80

11.00%, 10/15/30 (1)	234	250

ModivCare Escrow Issuer, Inc.,

5.00%, 10/1/29 (1)	50	36

Molina Healthcare, Inc.,

4.38%, 6/15/28 (1)	99	93

3.88%, 11/15/30 (1)	50	44

3.88%, 5/15/32 (1)	185	161

Option Care Health, Inc.,

4.38%, 10/31/29 (1)	1,178	1,081

Owens & Minor, Inc.,

4.50%, 3/31/29 (1)	75	69

6.63%, 4/1/30 (1)	50	50

Prime Healthcare Services, Inc.,

7.25%, 11/1/25 (1)	87	87

Radiology Partners, Inc.,

8.50%, 1/31/29 (9)	45	42

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,

9.75%, 12/1/26 (1)	22	22

Select Medical Corp.,

6.25%, 8/15/26 (1)	50	50

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  252  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Health Care Facilities & Services – 4.4% continued

Star Parent, Inc.,

9.00%, 10/1/30	$275	$291

Surgery Center Holdings, Inc.,

6.75%, 7/1/25 (1)	990	990

10.00%, 4/15/27 (1)	276	276

4/15/32 (1) (3)	565	570

Tenet Healthcare Corp.,

6.25%, 2/1/27	100	100

5.13%, 11/1/27	150	147

6.13%, 10/1/28	905	903

4.25%, 6/1/29	50	46

4.38%, 1/15/30	25	23

6.13%, 6/15/30	135	135

6.75%, 5/15/31 (1)	405	412

6.88%, 11/15/31	25	26

		8,436

Home & Office Products – 0.5%

CD&R Smokey Buyer, Inc.,

6.75%, 7/15/25 (1)	360	357

Newell Brands, Inc.,

5.20%, 4/1/26	175	172

6.38%, 9/15/27	25	25

6.63%, 9/15/29	50	49

6.38%, 4/1/36	50	44

6.50%, 4/1/46	25	20

Scotts Miracle-Gro (The) Co.,

4.50%, 10/15/29	25	23

4.00%, 4/1/31	50	43

4.38%, 2/1/32	75	65

SWF Escrow Issuer Corp.,

6.50%, 10/1/29 (1)	41	30

Tempur Sealy International, Inc.,

4.00%, 4/15/29 (1)	50	45

3.88%, 10/15/31(1)	25	21

		894

Home Construction – 0.8%

Adams Homes, Inc.,

7.50%, 2/15/25 (1)	17	17

9.25%, 10/15/28 (1)	75	78

Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.,

6.63%, 1/15/28 (1)	50	50

4.63%, 8/1/29 (1)	50	46

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Home Construction – 0.8% continued

4.63%, 4/1/30 (1)	$50	$46

Beazer Homes U.S.A., Inc.,

7.25%, 10/15/29	50	51

7.50%, 3/15/31 (1)	44	44

Camelot Return Merger Sub, Inc.,

8.75%, 8/1/28 (1)	53	54

Century Communities, Inc.,

3.88%, 8/15/29 (1)	100	90

Cornerstone Building Brands, Inc.,

6.13%, 1/15/29 (1)	25	22

Dream Finders Homes, Inc.,

8.25%, 8/15/28 (1)	79	83

Forestar Group, Inc.,

3.85%, 5/15/26 (1)	25	24

5.00%, 3/1/28 (1)	50	48

Griffon Corp.,

5.75%, 3/1/28	100	98

KB Home,

7.25%, 7/15/30	100	103

4.00%, 6/15/31	25	22

LGI Homes, Inc.,

8.75%, 12/15/28 (1)	81	85

4.00%, 7/15/29 (1)	25	22

Meritage Homes Corp.,

6.00%, 6/1/25	47	47

3.88%, 4/15/29 (1)	75	69

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC,

6.75%, 4/1/32 (1)	50	50

MIWD Holdco II LLC/MIWD Finance Corp.,

5.50%, 2/1/30 (1)	25	23

New Home (The) Co., Inc.,

8.25%, 10/15/27 (1)	4	4

9.25%, 10/1/29 (1)	48	48

Shea Homes L.P./Shea Homes Funding Corp.,

4.75%, 2/15/28	50	48

4.75%, 4/1/29	25	24

STL Holding Co. LLC,

8.75%, 2/15/29 (1)	77	79

Taylor Morrison Communities, Inc.,

5.75%, 1/15/28 (1)	25	25

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  253  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Home Construction – 0.8% continued

Tri Pointe Homes, Inc.,

5.25%, 6/1/27	$50	$49

Weekley Homes LLC/Weekley Finance Corp.,

4.88%, 9/15/28 (1)	50	46

		1,495

Household Products – 0.3%

Central Garden & Pet Co.,

4.13%, 10/15/30	25	22

4.13%, 4/30/31 (1)	124	109

Coty, Inc.,

5.00%, 4/15/26 (1)	25	25

Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC,

6.63%, 7/15/30 (1)	98	100

Edgewell Personal Care Co.,

5.50%, 6/1/28 (1)	75	73

4.13%, 4/1/29 (1)	50	46

Energizer Holdings, Inc.,

6.50%, 12/31/27 (1)	25	25

Spectrum Brands, Inc.,

5.50%, 7/15/30 (1)	25	24

3.88%, 3/15/31 (1)	63	61

		485

Industrial Intermediate Products – 1.9%

Chart Industries, Inc.,

7.50%, 1/1/30 (1)	974	1,012

9.50%, 1/1/31 (1)	741	807

FXI Holdings, Inc.,

12.25%, 11/15/26 (1)	168	168

New Star Metals, Inc.,

8.00%, 7/9/26 (11) (12)	1,476	1,476

Park-Ohio Industries, Inc.,

6.63%, 4/15/27	75	70

Roller Bearing Co. of America, Inc.,

4.38%, 10/15/29 (1)	25	23

		3,556

Industrial Support Services – 0.7%

Alta Equipment Group, Inc.,

5.63%, 4/15/26 (1)	50	49

APi Group DE, Inc.,

4.13%, 7/15/29 (1)	84	76

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Industrial Support Services – 0.7% continued

4.75%, 10/15/29 (1)	$52	$48

BCPE Empire Holdings, Inc.,

7.63%, 5/1/27 (1)	221	216

Herc Holdings, Inc.,

5.50%, 7/15/27 (1)	103	101

NESCO Holdings II, Inc.,

5.50%, 4/15/29 (1)	138	130

PECF USS Intermediate Holding III Corp.,

8.00%, 11/15/29 (1)	75	39

Resideo Funding, Inc.,

4.00%, 9/1/29 (1)	84	75

United Rentals North America, Inc.,

4.88%, 1/15/28	25	24

6.00%, 12/15/29 (1)	225	227

5.25%, 1/15/30	125	122

4.00%, 7/15/30	100	91

3.88%, 2/15/31	50	45

3.75%, 1/15/32	50	44

6.13%, 3/15/34 (1)	37	37

		1,324

Institutional Financial Services – 0.3%

Aretec Group, Inc.,

10.00%, 8/15/30 (1)	25	27

Coinbase Global, Inc.,

3.38%, 10/1/28 (1)	225	193

3.63%, 10/1/31 (1)	125	101

Goldman Sachs Group (The), Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.95%, 2/10/25 (4) (5)	50	49

Jane Street Group/JSG Finance, Inc.,

4.50%, 11/15/29 (1)	100	93

State Street Corp.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.61%), 6.70%, 3/15/29 (4) (5)	62	63

StoneX Group, Inc.,

7.88%, 3/1/31 (1)	25	25

		551

Insurance – 3.4%

Acrisure LLC/Acrisure Finance, Inc.,

8.25%, 2/1/29 (1)	75	75

4.25%, 2/15/29 (1)	125	113

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  254  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Insurance – 3.4% continued

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,

4.25%, 10/15/27 (1)	$210	$198

6.75%, 10/15/27 (1)	391	385

6.75%, 4/15/28 (1)	49	49

5.88%, 11/1/29 (1)	282	262

7.00%, 1/15/31 (1)	286	289

AmWINS Group, Inc.,

6.38%, 2/15/29 (1)	32	32

4.88%, 6/30/29 (1)	70	65

AssuredPartners, Inc.,

5.63%, 1/15/29 (1)	50	46

7.50%, 2/15/32 (1)	271	266

GTCR AP Finance, Inc.,

8.00%, 5/15/27 (1)	860	861

HUB International Ltd.,

7.25%, 6/15/30 (1)	700	720

7.38%, 1/31/32 (1)	2,215	2,230

NMI Holdings, Inc.,

7.38%, 6/1/25 (1)	75	76

Panther Escrow Issuer LLC,

6/1/31 (1) (3)	682	694

Ryan Specialty LLC,

4.38%, 2/1/30 (1)	65	61

USI, Inc./NY,

7.50%, 1/15/32 (1)	110	110

		6,532

Internet Media & Services – 0.6%

ANGI Group LLC,

3.88%, 8/15/28 (1)	82	71

Arches Buyer, Inc.,

4.25%, 6/1/28 (1)	25	22

6.13%, 12/1/28 (1)	320	269

Go Daddy Operating Co. LLC/GD Finance Co., Inc.,

5.25%, 12/1/27 (1)	75	73

3.50%, 3/1/29 (1)	127	115

Match Group Holdings II LLC,

4.13%, 8/1/30 (1)	50	44

3.63%, 10/1/31 (1)	49	42

Millennium Escrow Corp.,

6.63%, 8/1/26 (1)	25	15

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Internet Media & Services – 0.6% continued

Newfold Digital Holdings Group, Inc.,

11.75%, 10/15/28 (1)	$30	$32

6.00%, 2/15/29 (1)	25	20

Uber Technologies, Inc.,

8.00%, 11/1/26 (1)	100	101

7.50%, 9/15/27 (1)	75	77

6.25%, 1/15/28 (1)	75	75

4.50%, 8/15/29 (1)	111	105

Ziff Davis, Inc.,

4.63%, 10/15/30 (1)	22	20

		1,081

Leisure Facilities & Services – 6.4%

Affinity Interactive,

6.88%, 12/15/27 (1)	50	47

AMC Entertainment Holdings, Inc.,

10.00%, 6/15/26 (1) (9)	67	52

5.88%, 11/15/26	25	15

Boyd Gaming Corp.,

4.75%, 6/15/31 (1)	740	680

Boyne U.S.A., Inc.,

4.75%, 5/15/29 (1)	96	89

Caesars Entertainment, Inc.,

4.63%, 10/15/29 (1)	394	359

7.00%, 2/15/30 (1)	344	353

6.50%, 2/15/32 (1)	169	171

Carnival Corp.,

7.63%, 3/1/26 (1)	200	202

5.75%, 3/1/27 (1)	350	346

6.65%, 1/15/28	50	50

4.00%, 8/1/28 (1)	67	62

6.00%, 5/1/29 (1)	427	421

7.00%, 8/15/29 (1)	50	52

10.50%, 6/1/30 (1)	175	191

Carnival Holdings Bermuda Ltd.,

10.38%, 5/1/28 (1)	470	513

Carnival PLC,

7.88%, 6/1/27	25	26

Carrols Restaurant Group, Inc.,

5.88%, 7/1/29 (1)	25	25

CCM Merger, Inc.,

6.38%, 5/1/26 (1)	32	32

CEC Entertainment LLC,

6.75%, 5/1/26 (1)	25	25

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  255  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Leisure Facilities & Services – 6.4% continued

Cedar Fair L.P.,

5.25%, 7/15/29	$25	$24

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Op,

6.50%, 10/1/28	125	125

Churchill Downs, Inc.,

5.50%, 4/1/27 (1)	50	49

4.75%, 1/15/28 (1)	52	50

5.75%, 4/1/30 (1)	215	208

6.75%, 5/1/31 (1)	59	59

Cinemark U.S.A., Inc.,

5.25%, 7/15/28 (1)	25	24

Everi Holdings, Inc.,

5.00%, 7/15/29 (1)	50	50

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,

4.63%, 1/15/29 (1)	92	84

6.75%, 1/15/30 (1)	134	120

Full House Resorts, Inc.,

8.25%, 2/15/28 (1)	100	96

Golden Entertainment, Inc.,

7.63%, 4/15/26 (1)	75	75

GPS Hospitality Holding Co. LLC/GPS Finco, Inc.,

7.00%, 8/15/28 (1)	125	102

Hilton Domestic Operating Co., Inc.,

3.75%, 5/1/29 (1)	71	65

4.00%, 5/1/31 (1)	275	246

3.63%, 2/15/32 (1)	100	86

6.13%, 4/1/32 (1)	44	44

Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow,

5.00%, 6/1/29 (1)	100	93

4.88%, 7/1/31 (1)	100	90

6.63%, 1/15/32 (1)	55	55

IRB Holding Corp.,

7.00%, 6/15/25 (1)	25	25

Jacobs Entertainment, Inc.,

6.75%, 2/15/29 (1)	125	121

Life Time, Inc.,

5.75%, 1/15/26 (1)	175	174

8.00%, 4/15/26 (1)	225	228

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Leisure Facilities & Services – 6.4% continued

Light & Wonder International, Inc.,

7.00%, 5/15/28 (1)	$150	$151

7.50%, 9/1/31 (1)	83	86

Lindblad Expeditions Holdings, Inc.,

9.00%, 5/15/28 (1)	62	66

Lindblad Expeditions LLC,

6.75%, 2/15/27 (1)	105	106

Live Nation Entertainment, Inc.,

5.63%, 3/15/26 (1)	100	99

6.50%, 5/15/27 (1)	50	51

4.75%, 10/15/27 (1)	178	170

MGM Resorts International,

5.50%, 4/15/27	83	82

4.75%, 10/15/28	50	48

4/15/32 (3)	50	50

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,

4.88%, 5/1/29 (1)	98	91

Mohegan Tribal Gaming Authority,

7.88%, 10/15/24 (1)	25	25

8.00%, 2/1/26 (1)	75	74

NCL Corp. Ltd.,

5.88%, 3/15/26 (1)	309	305

8.38%, 2/1/28 (1)	50	53

8.13%, 1/15/29 (1)	55	58

7.75%, 2/15/29 (1)	51	53

NCL Finance Ltd.,

6.13%, 3/15/28 (1)	79	78

Penn Entertainment, Inc.,

4.13%, 7/1/29 (1)	150	129

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,

5.63%, 9/1/29 (1)	75	57

5.88%, 9/1/31 (1)	130	95

Raising Cane’s Restaurants LLC,

9.38%, 5/1/29 (1)	1,259	1,360

Raptor Acquisition Corp./Raptor Co-Issuer LLC,

4.88%, 11/1/26 (1)	85	82

Royal Caribbean Cruises Ltd.,

4.25%, 7/1/26 (1)	155	150

5.50%, 8/31/26 (1)	75	74

5.38%, 7/15/27 (1)	150	148

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  256  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Leisure Facilities & Services – 6.4% continued

7.50%, 10/15/27	$75	$79

5.50%, 4/1/28 (1)	75	74

8.25%, 1/15/29 (1)	17	18

9.25%, 1/15/29 (1)	50	54

7.25%, 1/15/30 (1)	26	27

6.25%, 3/15/32 (1)	100	101

Scientific Games Holdings L.P./Scientific Games U.S. FinCo, Inc.,

6.63%, 3/1/30 (1)	201	194

SeaWorld Parks & Entertainment, Inc.,

5.25%, 8/15/29 (1)	75	71

Six Flags Entertainment Corp.,

5.50%, 4/15/27 (1)	25	24

7.25%, 5/15/31 (1)	194	197

Sizzling Platter LLC/Sizzling Platter Finance Corp.,

8.50%, 11/28/25 (1)	100	101

Station Casinos LLC,

4.50%, 2/15/28 (1)	25	24

4.63%, 12/1/31 (1)	90	81

6.63%, 3/15/32 (1)	44	44

Travel + Leisure Co.,

6.63%, 7/31/26 (1)	75	75

4.63%, 3/1/30 (1)	50	46

Viking Cruises Ltd.,

6.25%, 5/15/25 (1)	75	75

5.88%, 9/15/27 (1)	160	157

7.00%, 2/15/29 (1)	13	13

9.13%, 7/15/31 (1)	254	278

Viking Ocean Cruises Ship VII Ltd.,

5.63%, 2/15/29 (1)	84	82

VOC Escrow Ltd.,

5.00%, 2/15/28 (1)	75	72

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,

5.25%, 5/15/27 (1)	50	49

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,

5.13%, 10/1/29 (1)	222	210

7.13%, 2/15/31 (1)	113	117

Yum! Brands, Inc.,

4.75%, 1/15/30 (1)	25	24

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Leisure Facilities & Services – 6.4% continued

4.63%, 1/31/32	$50	$46

5.38%, 4/1/32	100	97

		12,175

Leisure Products – 0.2%

Acushnet Co.,

7.38%, 10/15/28 (1)	30	31

MajorDrive Holdings IV LLC,

6.38%, 6/1/29 (1)	94	88

Mattel, Inc.,

5.88%, 12/15/27 (1)	25	25

5.45%, 11/1/41	50	47

Thor Industries, Inc.,

4.00%, 10/15/29 (1)	75	67

Winnebago Industries, Inc.,

6.25%, 7/15/28 (1)	75	74

		332

Machinery – 1.2%

Amsted Industries, Inc.,

4.63%, 5/15/30 (1)	25	23

Esab Corp.,

4/15/29 (1) (3)	82	82

GrafTech Global Enterprises, Inc.,

9.88%, 12/15/28 (1)	81	60

Madison IAQ LLC,

4.13%, 6/30/28 (1)	59	55

5.88%, 6/30/29 (1)	975	892

Regal Rexnord Corp.,

6.05%, 2/15/26 (1)	25	25

6.05%, 4/15/28 (1)	25	25

6.30%, 2/15/30 (1)	25	26

6.40%, 4/15/33 (1)	25	26

SPX FLOW, Inc.,

8.75%, 4/1/30 (1)	880	889

Terex Corp.,

5.00%, 5/15/29 (1)	138	130

Werner FinCo L.P./Werner FinCo, Inc.,

11.50%, 6/15/28 (1)	25	27

14.50%, 10/15/28 (1) (9)	76	71

		2,331

Medical Equipment & Devices – 0.8%

Avantor Funding, Inc.,

4.63%, 7/15/28 (1)	100	95

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  257  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Medical Equipment & Devices – 0.8% continued

3.88%, 11/1/29 (1)	$205	$185

Bausch + Lomb Corp.,

8.38%, 10/1/28 (1)	462	477

Medline Borrower L.P.,

3.88%, 4/1/29 (1)	198	180

5.25%, 10/1/29 (1)	455	430

Medline Borrower L.P./ Medline Co-Issuer, Inc.,

6.25%, 4/1/29 (1)	118	118

Neogen Food Safety Corp.,

8.63%, 7/20/30 (1)	75	81

		1,566

Metals & Mining – 1.8%

Alcoa Nederland Holding B.V.,

6.13%, 5/15/28 (1)	200	200

Arsenal AIC Parent LLC,

8.00%, 10/1/30 (1)	135	142

11.50%, 10/1/31 (1)	215	240

Century Aluminum Co.,

7.50%, 4/1/28 (1)	1,940	1,933

Coeur Mining, Inc.,

5.13%, 2/15/29 (1)	25	24

Compass Minerals International, Inc.,

6.75%, 12/1/27 (1)	25	24

Constellium S.E.,

3.75%, 4/15/29 (1)	250	225

Kaiser Aluminum Corp.,

4.63%, 3/1/28 (1)	85	80

4.50%, 6/1/31 (1)	191	169

Murray Energy Corp.,

12.00%, 4/15/24 (1) (7) (11) (12)	486	—

Northwest Acquisitions ULC/Dominion Finco, Inc.,

7.13%, 11/1/22 (1) (7) (11) (13)	1,905	—

Novelis Corp.,

3.25%, 11/15/26 (1)	223	208

4.75%, 1/30/30 (1)	155	143

3.88%, 8/15/31 (1)	111	95

		3,483

Oil & Gas Producers – 7.9%

Aethon United BR L.P./Aethon United Finance Corp.,

8.25%, 2/15/26 (1)	180	182

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Oil & Gas Producers – 7.9% continued

Antero Midstream Partners L.P./Antero Midstream Finance Corp.,

7.88%, 5/15/26 (1)	$75	$77

5.75%, 3/1/27 (1)	132	130

6.63%, 2/1/32 (1)	119	120

Antero Resources Corp.,

5.38%, 3/1/30 (1)	50	48

Apache Corp.,

5.10%, 9/1/40	125	107

5.35%, 7/1/49	28	24

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,

7.00%, 11/1/26 (1)	115	115

9.00%, 11/1/27 (1)	108	136

8.25%, 12/31/28 (1)	169	174

5.88%, 6/30/29 (1)	45	43

Buckeye Partners L.P.,

5.60%, 10/15/44	32	26

Callon Petroleum Co.,

8.00%, 8/1/28 (1)	74	77

7.50%, 6/15/30 (1)	157	166

Chesapeake Energy Corp.,

5.50%, 2/1/26 (1)	50	50

6.75%, 4/15/29 (1)	136	137

Chord Energy Corp.,

6.38%, 6/1/26 (1)	75	75

CITGO Petroleum Corp.,

7.00%, 6/15/25 (1)	75	75

6.38%, 6/15/26 (1)	50	50

8.38%, 1/15/29 (1)	230	242

Civitas Resources, Inc.,

5.00%, 10/15/26 (1)	75	73

8.38%, 7/1/28 (1)	158	166

8.63%, 11/1/30 (1)	124	133

8.75%, 7/1/31 (1)	117	125

CNX Midstream Partners L.P.,

4.75%, 4/15/30 (1)	51	45

CNX Resources Corp.,

6.00%, 1/15/29 (1)	50	49

7.38%, 1/15/31 (1)	92	94

Comstock Resources, Inc.,

6.75%, 3/1/29 (1)	111	106

5.88%, 1/15/30 (1)	246	223

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  258  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Oil & Gas Producers – 7.9% continued

CQP Holdco L.P./BIP-V Chinook Holdco LLC,

5.50%, 6/15/31 (1)	$515	$487

Crescent Energy Finance LLC,

9.25%, 2/15/28 (1)	177	187

7.63%, 4/1/32 (1)	153	154

CrownRock L.P./CrownRock Finance, Inc.,

5.00%, 5/1/29 (1)	75	74

Delek Logistics Partners L.P./Delek Logistics Finance Corp.,

7.13%, 6/1/28 (1)	50	49

8.63%, 3/15/29 (1)	75	77

DT Midstream, Inc.,

4.13%, 6/15/29 (1)	113	104

4.38%, 6/15/31 (1)	50	45

Energy Transfer L.P.,

(Variable, CME Term SOFR 3M + 4.29%), 9.60%, 4/17/24 (5) (6)	25	25

(Variable, ICE LIBOR USD 3M + 4.16%), 6.63%, 2/15/28 (4) (5)	25	23

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.02%), 8.00%, 5/15/54 (4)	141	148

EnLink Midstream LLC,

5.63%, 1/15/28 (1)	25	25

5.38%, 6/1/29	71	70

6.50%, 9/1/30 (1)	100	103

EnLink Midstream Partners L.P.,

4.85%, 7/15/26	75	74

5.60%, 4/1/44	102	91

5.05%, 4/1/45	25	21

5.45%, 6/1/47	75	65

EQM Midstream Partners L.P.,

4.00%, 8/1/24	25	25

6.00%, 7/1/25 (1)	25	25

7.50%, 6/1/27 (1)	75	77

6.50%, 7/1/27 (1)	50	50

5.50%, 7/15/28	75	74

4.50%, 1/15/29 (1)	75	70

6.38%, 4/1/29 (1)	102	103

7.50%, 6/1/30 (1)	50	53

4.75%, 1/15/31 (1)	50	47

6.50%, 7/15/48	50	50

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Oil & Gas Producers – 7.9% continued

FTAI Infra Escrow Holdings LLC,

10.50%, 6/1/27 (1)	$48	$50

Genesis Energy L.P./Genesis Energy Finance Corp.,

8.00%, 1/15/27	25	25

7.75%, 2/1/28	90	91

8.25%, 1/15/29	75	77

8.88%, 4/15/30	73	76

Gulfport Energy Corp.,

8.00%, 5/17/26 (14)	—	—

8.00%, 5/17/26 (1)	69	70

Harvest Midstream I L.P.,

7.50%, 9/1/28 (1)	92	93

Hess Midstream Operations L.P.,

5.13%, 6/15/28 (1)	75	73

5.50%, 10/15/30 (1)	50	48

Hilcorp Energy I L.P./Hilcorp Finance Co.,

6.25%, 11/1/28 (1)	53	53

5.75%, 2/1/29 (1)	51	50

6.00%, 4/15/30 (1)	52	51

6.00%, 2/1/31 (1)	100	97

8.38%, 11/1/33 (1)	253	274

Howard Midstream Energy Partners LLC,

6.75%, 1/15/27 (1)	75	75

8.88%, 7/15/28	141	149

ITT Holdings LLC,

6.50%, 8/1/29 (1)	192	175

Kinetik Holdings L.P.,

6.63%, 12/15/28 (1)	5	5

5.88%, 6/15/30 (1)	92	90

Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,

6.00%, 8/1/26 (1)	75	74

Martin Midstream Partners L.P./Martin Midstream Finance Corp.,

11.50%, 2/15/28 (1)	125	133

Matador Resources Co.,

5.88%, 9/15/26	125	125

6.88%, 4/15/28 (1)	117	120

6.50%, 4/15/32 (1)	156	156

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  259  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Oil & Gas Producers – 7.9% continued

Moss Creek Resources Holdings, Inc.,

7.50%, 1/15/26 (1)	$75	$75

10.50%, 5/15/27 (1)	75	77

Murphy Oil Corp.,

6.38%, 7/15/28	59	59

Murphy Oil U.S.A., Inc.,

4.75%, 9/15/29	75	71

New Fortress Energy, Inc.,

6.75%, 9/15/25 (1)	15	15

6.50%, 9/30/26 (1)	100	96

8.75%, 3/15/29 (1)	231	230

NGL Energy Operating LLC/NGL Energy Finance Corp.,

8.13%, 2/15/29 (1)	243	249

8.38%, 2/15/32 (1)	288	295

Northern Oil & Gas, Inc.,

8.13%, 3/1/28 (1)	428	435

8.75%, 6/15/31 (1)	99	105

NuStar Logistics L.P.,

6.00%, 6/1/26	25	25

6.38%, 10/1/30	50	50

PBF Holding Co. LLC/PBF Finance Corp.,

6.00%, 2/15/28	175	172

7.88%, 9/15/30 (1)	135	140

Permian Resources Operating LLC,

5.38%, 1/15/26 (1)	125	124

6.88%, 4/1/27 (1)	25	25

8.00%, 4/15/27 (1)	140	144

5.88%, 7/1/29 (1)	135	133

9.88%, 7/15/31 (1)	44	49

7.00%, 1/15/32 (1)	207	215

Plains All American Pipeline L.P.,

(Variable, CME Term SOFR 3M + 4.37%), 9.68%, 5/2/24 (5) (6)	125	124

Prairie Acquiror L.P.,

9.00%, 8/1/29 (1)	93	96

Range Resources Corp.,

8.25%, 1/15/29	75	78

Rockcliff Energy II LLC,

5.50%, 10/15/29 (1)	90	84

Rockies Express Pipeline LLC,

3.60%, 5/15/25 (1)	50	49

4.95%, 7/15/29 (1)	25	23

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Oil & Gas Producers – 7.9% continued

4.80%, 5/15/30 (1)	$25	$23

6.88%, 4/15/40 (1)	50	49

Sitio Royalties Operating Partnership L.P./Sitio Finance Corp.,

7.88%, 11/1/28 (1)	93	96

SM Energy Co.,

5.63%, 6/1/25	60	60

6.50%, 7/15/28	18	18

Southwestern Energy Co.,

5.70%, 1/23/25	14	14

8.38%, 9/15/28	25	26

5.38%, 2/1/29	73	71

5.38%, 3/15/30	50	48

4.75%, 2/1/32	25	23

Sunoco L.P./Sunoco Finance Corp.,

6.00%, 4/15/27	75	75

7.00%, 9/15/28 (1)	56	57

4.50%, 4/30/30	50	46

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,

6.00%, 3/1/27 (1)	5	5

5.50%, 1/15/28 (1)	25	24

7.38%, 2/15/29 (1)	160	161

6.00%, 12/31/30 (1)	115	109

6.00%, 9/1/31 (1)	50	47

Talos Production, Inc.,

9.00%, 2/1/29 (1)	93	99

9.38%, 2/1/31 (1)	86	92

Venture Global Calcasieu Pass LLC,

6.25%, 1/15/30 (1)	75	75

4.13%, 8/15/31 (1)	100	89

3.88%, 11/1/33 (1)	286	243

Venture Global LNG, Inc.,

8.13%, 6/1/28 (1)	406	415

9.50%, 2/1/29 (1)	584	629

8.38%, 6/1/31 (1)	426	439

9.88%, 2/1/32 (1)	433	467

Vital Energy, Inc.,

10.13%, 1/15/28	50	52

7.75%, 7/31/29 (1)	75	76

9.75%, 10/15/30	110	120

7.88%, 4/15/32 (1)	157	160

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  260  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Oil & Gas Producers – 7.9% continued

Western Midstream Operating L.P.,

5.25%, 2/1/50	$54	$48

		14,888

Oil & Gas Services & Equipment – 1.9%

Archrock Partners L.P./Archrock Partners Finance Corp.,

6.88%, 4/1/27 (1)	54	54

6.25%, 4/1/28 (1)	297	294

Bristow Group, Inc.,

6.88%, 3/1/28 (1)	100	98

Diamond Foreign Asset Co./Diamond Finance LLC,

8.50%, 10/1/30 (1)	57	60

Global Marine, Inc.,

7.00%, 6/1/28	75	70

Helix Energy Solutions Group, Inc.,

9.75%, 3/1/29 (1)	75	80

Kodiak Gas Services LLC,

7.25%, 2/15/29 (1)	143	146

Nabors Industries Ltd.,

7.25%, 1/15/26 (1)	58	57

7.50%, 1/15/28 (1)	54	51

Nabors Industries, Inc.,

7.38%, 5/15/27 (1)	59	59

9.13%, 1/31/30 (1)	44	46

Nine Energy Service, Inc.,

13.00%, 2/1/28	50	41

Noble Finance II LLC,

8.00%, 4/15/30 (1)	103	107

Oceaneering International, Inc.,

6.00%, 2/1/28	18	18

Patterson-UTI Energy, Inc.,

7.15%, 10/1/33	25	27

Solaris Midstream Holdings LLC,

7.63%, 4/1/26 (1)	75	76

Transocean Aquila Ltd.,

8.00%, 9/30/28 (1)	57	58

Transocean Titan Financing Ltd.,

8.38%, 2/1/28 (1)	50	52

Transocean, Inc.,

7.25%, 11/1/25 (1)	25	25

7.50%, 1/15/26	189	188

11.50%, 1/30/27 (1)	215	224

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Oil & Gas Services & Equipment – 1.9% continued

8.00%, 2/1/27 (1)	$166	$165

8.75%, 2/15/30 (1)	237	248

7.50%, 4/15/31	100	93

6.80%, 3/15/38	75	63

9.35%, 12/15/41	50	46

U.S.A. Compression Partners L.P./U.S.A. Compression Finance Corp.,

6.88%, 4/1/26	172	172

6.88%, 9/1/27	75	75

7.13%, 3/15/29 (1)	179	181

Valaris Ltd.,

8.38%, 4/30/30 (1)	277	286

Weatherford International Ltd.,

8.63%, 4/30/30 (1)	388	405

		3,565

Publishing & Broadcasting – 1.6%

Audacy Capital Corp.,

6.75%, 3/31/29 (1) (7)	25	1

Clear Channel Outdoor Holdings, Inc.,

5.13%, 8/15/27 (1)	229	216

7.75%, 4/15/28 (1)	158	138

9.00%, 9/15/28 (1)	572	596

7.50%, 6/1/29 (1)	236	195

7.88%, 4/1/30 (1)	412	410

Gray Television, Inc.,

5.88%, 7/15/26 (1)	54	53

7.00%, 5/15/27 (1)	119	111

4.75%, 10/15/30 (1)	150	98

5.38%, 11/15/31 (1)	75	49

iHeartCommunications, Inc.,

6.38%, 5/1/26	22	18

8.38%, 5/1/27	75	42

5.25%, 8/15/27 (1)	100	73

Lamar Media Corp.,

4.00%, 2/15/30	50	46

McGraw-Hill Education, Inc.,

8.00%, 8/1/29 (1)	50	47

News Corp.,

3.88%, 5/15/29 (1)	125	114

5.13%, 2/15/32 (1)	175	164

Nexstar Media, Inc.,

5.63%, 7/15/27 (1)	69	66

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  261  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Publishing & Broadcasting – 1.6% continued

Scripps Escrow II, Inc.,

5.38%, 1/15/31 (1)	$705	$434

Scripps Escrow, Inc.,

5.88%, 7/15/27 (1)	25	21

Sinclair Television Group, Inc.,

5.13%, 2/15/27 (1)	50	46

5.50%, 3/1/30 (1)	25	18

4.13%, 12/1/30 (1)	25	18

		2,974

Real Estate Investment Trusts – 2.1%

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,

4.50%, 4/1/27 (1)	42	38

Diversified Healthcare Trust,

9.75%, 6/15/25	63	63

GLP Capital L.P./GLP Financing II, Inc.,

3.25%, 1/15/32	65	55

Highwoods Realty L.P.,

7.65%, 2/1/34	15	16

Iron Mountain Information Management Services, Inc.,

5.00%, 7/15/32 (1)	276	253

Iron Mountain, Inc.,

4.88%, 9/15/27 (1)	50	48

5.25%, 3/15/28 (1)	50	48

5.00%, 7/15/28 (1)	25	24

7.00%, 2/15/29 (1)	109	111

5.25%, 7/15/30 (1)	125	118

4.50%, 2/15/31 (1)	100	90

5.63%, 7/15/32 (1)	42	40

MPT Operating Partnership L.P./MPT Finance Corp.,

2.50%, 3/24/26 [GBP]	100	108

5.25%, 8/1/26	75	69

5.00%, 10/15/27	175	148

4.63%, 8/1/29	208	160

3.50%, 3/15/31	100	69

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,

7.50%, 6/1/25 (1)	25	25

5.88%, 10/1/28 (1)	50	49

4.88%, 5/15/29 (1)	75	70

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Real Estate Investment Trusts – 2.1% continued

RHP Hotel Properties L.P./RHP Finance Corp.,

4.75%, 10/15/27	$3	$3

7.25%, 7/15/28 (1)	82	85

4.50%, 2/15/29 (1)	93	87

6.50%, 4/1/32 (1)	186	187

RLJ Lodging Trust L.P.,

3.75%, 7/1/26 (1)	75	71

4.00%, 9/15/29 (1)	193	170

SBA Communications Corp.,

3.88%, 2/15/27	40	38

3.13%, 2/1/29	105	92

Service Properties Trust,

5.25%, 2/15/26	50	48

4.75%, 10/1/26	50	47

4.95%, 10/1/29	100	82

4.38%, 2/15/30	50	38

8.63%, 11/15/31 (1)	335	357

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC,

6.00%, 1/15/30 (1)	25	19

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,

10.50%, 2/15/28 (1)	479	497

4.75%, 4/15/28 (1)	50	44

6.50%, 2/15/29 (1)	25	19

VICI Properties L.P.,

5.63%, 5/15/52	29	27

VICI Properties L.P./VICI Note Co., Inc.,

3.75%, 2/15/27 (1)	25	24

4.50%, 1/15/28 (1)	50	48

4.63%, 12/1/29 (1)	160	151

4.13%, 8/15/30 (1)	106	96

XHR L.P.,

6.38%, 8/15/25 (1)	50	50

4.88%, 6/1/29 (1)	50	46

		3,928

Real Estate Owners & Developers – 0.2%

Greystar Real Estate Partners LLC,

7.75%, 9/1/30 (1)	50	52

Howard Hughes (The) Corp.,

5.38%, 8/1/28 (1)	150	144

4.13%, 2/1/29 (1)	50	45

4.38%, 2/1/31 (1)	82	71

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  262  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Real Estate Owners & Developers – 0.2% continued

Kennedy-Wilson, Inc.,

4.75%, 2/1/30	$25	$20

		332

Real Estate Services – 0.2%

Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp.,

7.00%, 4/15/30 (1)	184	164

7.00%, 4/15/30	115	103

Cushman & Wakefield U.S. Borrower LLC,

6.75%, 5/15/28 (1)	70	69

8.88%, 9/1/31 (1)	107	113

Newmark Group, Inc.,

7.50%, 1/12/29 (1)	25	26

		475

Renewable Energy – 0.0%

EnerSys,

6.63%, 1/15/32 (1)	25	25

Retail - Consumer Staples – 0.4%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,

3.25%, 3/15/26 (1)	75	71

7.50%, 3/15/26 (1)	25	25

4.63%, 1/15/27 (1)	100	97

6.50%, 2/15/28 (1)	173	175

3.50%, 3/15/29 (1)	90	81

4.88%, 2/15/30 (1)	84	80

Arko Corp.,

5.13%, 11/15/29 (1)	25	21

Ingles Markets, Inc.,

4.00%, 6/15/31 (1)	100	87

Rite Aid Corp.,

8.00%, 11/15/26 (1) (7)	75	52

Walgreens Boots Alliance, Inc.,

3.20%, 4/15/30	7	6

4.80%, 11/18/44	23	19

4.10%, 4/15/50	35	26

		740

Retail - Discretionary – 3.9%

Abercrombie & Fitch Management Co.,

8.75%, 7/15/25 (1)	50	51

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Retail - Discretionary – 3.9% continued

American Builders & Contractors Supply Co., Inc.,

4.00%, 1/15/28 (1)	$25	$23

Asbury Automotive Group, Inc.,

4.63%, 11/15/29 (1)	25	23

4.75%, 3/1/30	25	23

5.00%, 2/15/32 (1)	10	9

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,

5.75%, 7/15/27 (1)	50	48

4.75%, 4/1/28 (1)	100	92

8.00%, 2/15/31 (1)	72	72

Bath & Body Works, Inc.,

9.38%, 7/1/25 (1)	15	16

6.63%, 10/1/30 (1)	125	128

6.75%, 7/1/36	100	101

BCPE Ulysses Intermediate, Inc.,

7.75%, (100% Cash), 4/1/27 (1) (9)	25	25

Beacon Roofing Supply, Inc.,

4.50%, 11/15/26 (1)	100	97

4.13%, 5/15/29 (1)	25	23

6.50%, 8/1/30 (1)	153	155

Builders FirstSource, Inc.,

5.00%, 3/1/30 (1)	100	96

4.25%, 2/1/32 (1)	200	179

6.38%, 6/15/32 (1)	100	101

6.38%, 3/1/34 (1)	94	94

Carvana Co.,

12.00%, 12/1/28 (1) (9)	30	29

13.00%, 6/1/30 (1) (9)	54	53

14.00%, 6/1/31 (1) (9)	95	96

Champions Financing, Inc.,

8.75%, 2/15/29 (1)	107	112

Evergreen Acqco 1 L.P./TVI, Inc.,

9.75%, 4/26/28 (1)	19	20

Foundation Building Materials, Inc.,

6.00%, 3/1/29 (1)	25	23

Gap (The), Inc.,

3.63%, 10/1/29 (1)	25	22

3.88%, 10/1/31 (1)	25	21

GYP Holdings III Corp.,

4.63%, 5/1/29 (1)	108	100

Hertz (The) Corp.,

4.63%, 12/1/26 (1)	285	259

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  263  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Retail - Discretionary – 3.9% continued

5.00%, 12/1/29 (1)	$50	$39

Ken Garff Automotive LLC,

4.88%, 9/15/28 (1)	25	23

Kohl’s Corp.,

4.63%, 5/1/31	25	21

5.55%, 7/17/45	25	18

LBM Acquisition LLC,

6.25%, 1/15/29 (1)	50	47

LCM Investments Holdings II LLC,

4.88%, 5/1/29 (1)	191	176

8.25%, 8/1/31 (1)	115	120

Lithia Motors, Inc.,

4.63%, 12/15/27 (1)	125	120

3.88%, 6/1/29 (1)	50	45

LSF9 Atlantis Holdings LLC/Victra Finance Corp.,

7.75%, 2/15/26 (1)	100	99

Macy’s Retail Holdings LLC,

5.88%, 4/1/29 (1)	50	49

4.50%, 12/15/34	50	44

5.13%, 1/15/42	150	130

Mavis Tire Express Services Topco Corp.,

6.50%, 5/15/29 (1)	175	166

Michaels (The) Cos., Inc.,

7.88%, 5/1/29 (1)	25	19

NMG Holding Co., Inc./Neiman Marcus Group LLC,

7.13%, 4/1/26 (1)	33	32

Nordstrom, Inc.,

4.38%, 4/1/30	25	23

Patrick Industries, Inc.,

7.50%, 10/15/27 (1)	25	25

4.75%, 5/1/29 (1)	75	70

PetSmart, Inc./PetSmart Finance Corp.,

7.75%, 2/15/29 (1)	250	244

QVC, Inc.,

4.45%, 2/15/25	50	48

4.75%, 2/15/27	50	45

5.45%, 8/15/34	25	17

Sally Holdings LLC/Sally Capital, Inc.,

6.75%, 3/1/32	25	25

Sonic Automotive, Inc.,

4.63%, 11/15/29 (1)	50	45

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Retail - Discretionary – 3.9% continued

4.88%, 11/15/31 (1)	$50	$44

Specialty Building Products Holdings LLC/SBP Finance Corp.,

6.38%, 9/30/26 (1)	530	526

SRS Distribution, Inc.,

4.63%, 7/1/28 (1)	153	154

6.13%, 7/1/29 (1)	148	151

6.00%, 12/1/29 (1)	1,202	1,226

Staples, Inc.,

7.50%, 4/15/26 (1)	150	147

10.75%, 4/15/27 (1)	100	95

Victoria’s Secret & Co.,

4.63%, 7/15/29 (1)	25	21

Wand NewCo 3, Inc.,

7.63%, 1/30/32 (1)	740	766

White Cap Buyer LLC,

6.88%, 10/15/28 (1)	370	363

White Cap Parent LLC,

8.25%, 3/15/26 (1) (9)	198	198

		7,472

Semiconductors – 0.4%

Amkor Technology, Inc.,

6.63%, 9/15/27 (1)	25	25

Coherent Corp.,

5.00%, 12/15/29 (1)	224	211

Entegris, Inc.,

4.75%, 4/15/29 (1)	283	271

ON Semiconductor Corp.,

3.88%, 9/1/28 (1)	100	92

Synaptics, Inc.,

4.00%, 6/15/29 (1)	126	113

		712

Software – 2.9%

Alteryx, Inc.,

8.75%, 3/15/28 (1)	25	26

AthenaHealth Group, Inc.,

6.50%, 2/15/30 (1)	800	732

Boxer Parent Co., Inc.,

7.13%, 10/2/25 (1)	25	25

9.13%, 3/1/26 (1)	116	116

Camelot Finance S.A.,

4.50%, 11/1/26 (1)	152	146

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  264  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Software – 2.9% continued

Capstone Borrower, Inc.,

8.00%, 6/15/30 (1)	$77	$80

Castle U.S. Holding Corp.,

9.50%, 2/15/28 (1)	50	25

Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.,

8.00%, 6/15/29 (1)	221	229

Central Parent, Inc./CDK Global, Inc.,

7.25%, 6/15/29 (1)	248	253

Clarivate Science Holdings Corp.,

3.88%, 7/1/28 (1)	246	228

4.88%, 7/1/29 (1)	157	145

Cloud Software Group, Inc.,

6.50%, 3/31/29 (1)	989	939

9.00%, 9/30/29 (1)	712	683

Consensus Cloud Solutions, Inc.,

6.50%, 10/15/28 (1)	25	22

Elastic N.V.,

4.13%, 7/15/29 (1)	122	110

Gen Digital, Inc.,

6.75%, 9/30/27 (1)	50	51

7.13%, 9/30/30 (1)	75	77

GoTo Group, Inc.,

5.50%, 5/1/28 (1)	58	43

McAfee Corp.,

7.38%, 2/15/30 (1)	193	177

MicroStrategy, Inc.,

6.13%, 6/15/28 (1)	122	118

SS&C Technologies, Inc.,

5.50%, 9/30/27 (1)	236	230

Twilio, Inc.,

3.63%, 3/15/29	22	20

3.88%, 3/15/31	118	103

UKG, Inc.,

6.88%, 2/1/31 (1)	667	679

Veritas U.S., Inc./Veritas Bermuda Ltd.,

7.50%, 9/1/25 (1)	123	113

ZoomInfo Technologies LLC/ZoomInfo Finance Corp.,

3.88%, 2/1/29 (1)	139	125

		5,495

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Specialty Finance – 2.7%

Ally Financial, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 5/15/26 (4) (5)	$75	$64

6.70%, 2/14/33	25	25

Blackstone Mortgage Trust, Inc.,

3.75%, 1/15/27 (1)	75	67

Bread Financial Holdings, Inc.,

9.75%, 3/15/29 (1)	83	86

Carnelian Point Holdings L.P.,

5.00%, 6/30/28 (1) (9) (11) (12)	5	57

Castlelake Aviation Finance DAC,

5.00%, 4/15/27 (1)	9	9

Curo Group Holdings Corp.,

7.50%, 8/1/28 (1) (7)	50	2

Enact Holdings, Inc.,

6.50%, 8/15/25 (1)	35	35

FirstCash, Inc.,

4.63%, 9/1/28 (1)	50	47

5.63%, 1/1/30 (1)	25	24

6.88%, 3/1/32 (1)	75	75

Fortress Transportation and Infrastructure Investors LLC,

6.50%, 10/1/25 (1)	38	38

9.75%, 8/1/27 (1)	50	52

5.50%, 5/1/28 (1)	251	243

7.88%, 12/1/30 (1)	168	176

Freedom Mortgage Corp.,

7.63%, 5/1/26 (1)	75	75

6.63%, 1/15/27 (1)	125	121

12.00%, 10/1/28 (1)	25	27

12.25%, 10/1/30 (1)	26	29

Freedom Mortgage Holdings LLC,

9.25%, 2/1/29 (1)	39	40

Jefferson Capital Holdings LLC,

6.00%, 8/15/26 (1)	50	49

9.50%, 2/15/29 (1)	75	77

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,

4.25%, 2/1/27 (1)	72	67

4.75%, 6/15/29 (1)	25	23

LD Holdings Group LLC,

6.50%, 11/1/25 (1)	25	24

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  265  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Specialty Finance – 2.7% continued

MGIC Investment Corp.,

5.25%, 8/15/28	$50	$49

Nationstar Mortgage Holdings, Inc.,

5.00%, 2/1/26 (1)	329	322

6.00%, 1/15/27 (1)	25	25

5.50%, 8/15/28 (1)	75	72

5.13%, 12/15/30 (1)	54	49

5.75%, 11/15/31 (1)	90	83

7.13%, 2/1/32 (1)	221	219

Navient Corp.,

6.75%, 6/25/25	175	176

6.75%, 6/15/26	75	76

5.00%, 3/15/27	50	48

5.50%, 3/15/29	166	155

9.38%, 7/25/30	157	168

11.50%, 3/15/31	50	56

5.63%, 8/1/33	25	21

OneMain Finance Corp.,

7.13%, 3/15/26	150	153

3.50%, 1/15/27	23	21

6.63%, 1/15/28	100	100

9.00%, 1/15/29	213	226

5.38%, 11/15/29	49	46

7.88%, 3/15/30	231	238

4.00%, 9/15/30	32	27

PennyMac Financial Services, Inc.,

4.25%, 2/15/29 (1)	50	46

7.88%, 12/15/29 (1)	117	120

5.75%, 9/15/31 (1)	100	93

PRA Group, Inc.,

7.38%, 9/1/25 (1)	25	25

8.38%, 2/1/28 (1)	50	50

Provident Funding Associates L.P./PFG Finance Corp.,

6.38%, 6/15/25 (1)	50	48

Radian Group, Inc.,

4.50%, 10/1/24	50	50

Rithm Capital Corp.,

8.00%, 4/1/29 (1)	50	49

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,

2.88%, 10/15/26 (1)	99	91

3.88%, 3/1/31 (1)	117	102

4.00%, 10/15/33 (1)	174	147

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Specialty Finance – 2.7% continued

SLM Corp.,

3.13%, 11/2/26	$197	$183

Starwood Property Trust, Inc.,

3.75%, 12/31/24 (1)	84	82

7.25%, 4/1/29 (1)	37	37

Synchrony Financial,

7.25%, 2/2/33	50	50

United Wholesale Mortgage LLC,

5.75%, 6/15/27 (1)	25	24

5.50%, 4/15/29 (1)	100	95

World Acceptance Corp.,

7.00%, 11/1/26 (1)	25	23

		5,177

Steel – 2.3%

ATI, Inc.,

5.88%, 12/1/27	909	896

4.88%, 10/1/29	53	50

7.25%, 8/15/30	102	105

5.13%, 10/1/31	111	103

Big River Steel LLC/BRS Finance Corp.,

6.63%, 1/31/29 (1)	258	259

Carpenter Technology Corp.,

6.38%, 7/15/28	88	88

7.63%, 3/15/30	73	75

Cleveland-Cliffs, Inc.,

5.88%, 6/1/27	75	75

6.75%, 4/15/30 (1)	50	50

4.88%, 3/1/31 (1)	50	45

Commercial Metals Co.,

4.13%, 1/15/30	25	23

4.38%, 3/15/32	25	23

Specialty Steel Supply, Inc.,

3.75%, 11/15/26 (1) (11) (12)	2,490	2,490

TMS International Corp.,

6.25%, 4/15/29 (1)	25	23

		4,305

Technology Hardware – 0.9%

CommScope Technologies LLC,

6.00%, 6/15/25 (1)	59	51

5.00%, 3/15/27 (1)	25	10

CommScope, Inc.,

6.00%, 3/1/26 (1)	25	23

8.25%, 3/1/27 (1)	50	23

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  266  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Technology Hardware – 0.9% continued

7.13%, 7/1/28 (1)	$100	$40

4.75%, 9/1/29 (1)	86	61

Imola Merger Corp.,

4.75%, 5/15/29 (1)	340	319

Likewize Corp.,

9.75%, 10/15/25 (1)	25	25

NCR Atleos Corp.,

9.50%, 4/1/29 (1)	188	201

NCR Voyix Corp.,

5.00%, 10/1/28 (1)	50	47

5.13%, 4/15/29 (1)	100	93

Seagate HDD Cayman,

8.25%, 12/15/29 (1)	107	115

4.13%, 1/15/31	105	93

8.50%, 7/15/31 (1)	85	92

9.63%, 12/1/32	73	83

TTM Technologies, Inc.,

4.00%, 3/1/29 (1)	75	68

Viasat, Inc.,

5.63%, 9/15/25 (1)	98	96

5.63%, 4/15/27 (1)	38	36

6.50%, 7/15/28 (1)	25	19

7.50%, 5/30/31 (1)	39	28

Viavi Solutions, Inc.,

3.75%, 10/1/29 (1)	31	27

Western Digital Corp.,

4.75%, 2/15/26	25	24

Xerox Holdings Corp.,

5.00%, 8/15/25 (1)	17	17

5.50%, 8/15/28 (1)	50	45

8.88%, 11/30/29 (1)	25	25

		1,661

Technology Services – 1.9%

Acuris Finance U.S., Inc./Acuris Finance S.a.r.l.,

5.00%, 5/1/28 (1)	200	182

ASGN, Inc.,

4.63%, 5/15/28 (1)	100	94

Block, Inc.,

2.75%, 6/1/26	150	141

3.50%, 6/1/31	162	141

CoreLogic, Inc.,

4.50%, 5/1/28 (1)	204	183

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Technology Services – 1.9% continued

Dun & Bradstreet (The) Corp.,

5.00%, 12/15/29 (1)	$647	$598

Exela Intermediate LLC/Exela Finance, Inc.,

11.50%, 4/15/26 (1) (9)	85	13

Fair Isaac Corp.,

4.00%, 6/15/28 (1)	17	16

KBR, Inc.,

4.75%, 9/30/28 (1)	54	50

MPH Acquisition Holdings LLC,

5.50%, 9/1/28 (1)	50	42

5.75%, 11/1/28 (1)	75	59

Neptune Bidco U.S., Inc.,

9.29%, 4/15/29 (1)	295	279

Paysafe Finance PLC/Paysafe Holdings U.S. Corp.,

4.00%, 6/15/29 (1)	50	44

Presidio Holdings, Inc.,

4.88%, 2/1/27 (1)	75	73

8.25%, 2/1/28 (1)	1,000	996

Sabre GLBL, Inc.,

8.63%, 6/1/27 (1)	69	60

11.25%, 12/15/27 (1)	5	5

Science Applications International Corp.,

4.88%, 4/1/28 (1)	135	129

Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,

4.63%, 11/1/26 (1)	68	66

Vericast Corp.,

11.00%, 9/15/26 (1)	51	54

Verscend Escrow Corp.,

9.75%, 8/15/26 (1)	337	338

		3,563

Telecommunications – 1.7%

Cogent Communications Group, Inc.,

7.00%, 6/15/27 (1)	75	75

Embarq Corp.,

8.00%, 6/1/36	50	27

Frontier Communications Holdings LLC,

5.88%, 10/15/27 (1)	146	141

5.00%, 5/1/28 (1)	216	201

6.75%, 5/1/29 (1)	150	134

5.88%, 11/1/29	65	55

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  267  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Telecommunications – 1.7% continued

6.00%, 1/15/30 (1)	$75	$64

8.75%, 5/15/30 (1)	438	448

8.63%, 3/15/31 (1)	81	83

Hughes Satellite Systems Corp.,

5.25%, 8/1/26	29	24

6.63%, 8/1/26	50	29

Level 3 Financing, Inc.,

3.40%, 3/1/27 (1)	214	165

4.63%, 9/15/27 (1)	333	221

4.25%, 7/1/28 (1)	75	36

3.63%, 1/15/29 (1)	124	55

3.75%, 7/15/29 (1)	100	45

11.00%, 11/15/29 (1)	154	160

10.50%, 5/15/30 (1)	305	312

Lumen Technologies, Inc.,

4.00%, 2/15/27 (1)	141	87

Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,

4.75%, 4/30/27 (1)	134	137

Windstream Escrow LLC/Windstream Escrow Finance Corp.,

7.75%, 8/15/28 (1)	25	23

Zayo Group Holdings, Inc.,

4.00%, 3/1/27 (1)	720	593

6.13%, 3/1/28 (1)	152	106

		3,221

Transportation & Logistics – 0.7%

Allegiant Travel Co.,

7.25%, 8/15/27 (1)	50	50

American Airlines, Inc.,

7.25%, 2/15/28 (1)	50	51

8.50%, 5/15/29 (1)	225	238

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,

5.50%, 4/20/26 (1)	19	19

5.75%, 4/20/29 (1)	298	293

Delta Air Lines, Inc.,

7.38%, 1/15/26	25	26

4.38%, 4/19/28	25	24

First Student Bidco, Inc./First Transit Parent, Inc.,

4.00%, 7/31/29 (1)	25	22

GN Bondco LLC,

9.50%, 10/15/31 (1)	102	102

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Transportation & Logistics – 0.7% continued

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,

5.75%, 1/20/26 (1)	$25	$23

Rand Parent LLC,

8.50%, 2/15/30 (1)	81	80

Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,

8.00%, 9/20/25 (1)	55	42

United Airlines Pass Through Trust,

Series 2020-1, Class A,

5.88%, 10/15/27	15	15

United Airlines, Inc.,

4.38%, 4/15/26 (1)	25	24

4.63%, 4/15/29 (1)	210	195

XPO, Inc.,

6.25%, 6/1/28 (1)	50	50

7.13%, 6/1/31 (1)	25	26

7.13%, 2/1/32 (1)	25	26

		1,306

Transportation Equipment – 0.2%

Allison Transmission, Inc.,

4.75%, 10/1/27	25	24

3.75%, 1/30/31 (1)	50	44

JB Poindexter & Co., Inc.,

8.75%, 12/15/31 (1)	50	52

Trinity Industries, Inc.,

7.75%, 7/15/28 (1)	100	103

Wabash National Corp.,

4.50%, 10/15/28 (1)	115	105

		328

Wholesale - Consumer Staples – 0.4%

C&S Group Enterprises LLC,

5.00%, 12/15/28 (1)	25	20

KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc.,

9.00%, 2/15/29 (1)	75	76

Performance Food Group, Inc.,

4.25%, 8/1/29 (1)	134	123

U.S. Foods, Inc.,

6.88%, 9/15/28 (1)	50	51

4.75%, 2/15/29 (1)	149	141

7.25%, 1/15/32 (1)	315	328

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  268  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 78.8% continued

Wholesale - Consumer Staples – 0.4% continued

United Natural Foods, Inc.,

6.75%, 10/15/28 (1)	$25	$21

		760

Wholesale - Discretionary – 0.0%

Dealer Tire LLC/DT Issuer LLC,

8.00%, 2/1/28 (1)	25	25

OPENLANE, Inc.,

5.13%, 6/1/25 (1)	14	14

Verde Purchaser LLC,

10.50%, 11/30/30 (1)	25	26

		65

Total Corporate Bonds

(Cost $150,744)		149,344

FOREIGN ISSUER BONDS – 9.2%

Aerospace & Defense – 0.6%

Bombardier, Inc.,

7.13%, 6/15/26 (1)	125	127

7.88%, 4/15/27 (1)	150	150

6.00%, 2/15/28 (1)	210	206

7.50%, 2/1/29 (1)	69	71

8.75%, 11/15/30 (1)	161	172

7/1/31 (1) (3)	88	88

F-Brasile S.p.A./F-Brasile U.S. LLC,

7.38%, 8/15/26 (1)	250	249

		1,063

Automotive – 0.1%

Jaguar Land Rover Automotive PLC,

7.75%, 10/15/25(1)	200	202

Banking – 0.3%

Barclays PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 3/15/28 (4) (5)	200	164

(Variable, USD SOFR ICE Swap Rate 5Y + 5.78%), 9.63%, 12/15/29 (4) (5)	200	212

Intesa Sanpaolo S.p.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.60%), 4.20%, 6/1/32 (1) (4)	200	168

		544

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Beverages – 0.1%

Primo Water Holdings, Inc.,

4.38%, 4/30/29(1)	$100	$92

Biotechnology & Pharmaceuticals – 0.2%

1375209 B.C. Ltd.,

9.00%, 1/30/28 (1)	72	70

Teva Pharmaceutical Finance Netherlands III B.V.,

3.15%, 10/1/26	277	259

		329

Cable & Satellite – 0.3%

Altice Financing S.A.,

9.63%, 7/15/27 (1)	200	191

5.75%, 8/15/29 (1)	260	208

Sunrise FinCo I B.V.,

4.88%, 7/15/31 (1)	200	179

Videotron Ltd.,

3.63%, 6/15/29 (1)	50	45

		623

Chemicals – 0.1%

Methanex Corp.,

5.13%, 10/15/27	25	24

NOVA Chemicals Corp.,

5.25%, 6/1/27 (1)	25	24

8.50%, 11/15/28 (1)	125	133

4.25%, 5/15/29 (1)	25	21

9.00%, 2/15/30 (1)	50	52

		254

Commercial Support Services – 0.2%

Garda World Security Corp.,

4.63%, 2/15/27 (1)	127	122

9.50%, 11/1/27 (1)	44	44

7.75%, 2/15/28 (1)	103	106

6.00%, 6/1/29 (1)	99	88

		360

Containers & Packaging – 0.3%

ARD Finance S.A.,

6.50%, (100% Cash), 6/30/27 (1) (9)	200	67

Intelligent Packaging Holdco Issuer L.P.,

9.00%, (100% Cash), 1/15/26 (1) (9)	25	24

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  269  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Containers & Packaging – 0.3% continued

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC,

6.00%, 9/15/28 (1)	$595	$564

		655

Electric Utilities – 0.0%

TransAlta Corp.,

7.75%, 11/15/29	42	44

Electrical Equipment – 0.3%

TK Elevator Holdco GmbH,

6.63%, 7/15/28 [EUR](10)	90	95

7.63%, 7/15/28 (1)	200	196

TK Elevator Midco GmbH,

4.38%, 7/15/27 [EUR](10)	100	104

TK Elevator U.S. Newco, Inc.,

5.25%, 7/15/27 (1)	200	193

		588

Forestry, Paper & Wood Products – 0.0%

Mercer International, Inc.,

5.13%, 2/1/29	25	22

Gas & Water Utilities – 0.0%

Superior Plus L.P./Superior General Partner, Inc.,

4.50%, 3/15/29(1)	50	46

Home Construction – 0.2%

Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC,

5.00%, 6/15/29 (1)	151	137

4.88%, 2/15/30 (1)	25	23

Empire Communities Corp.,

7.00%, 12/15/25 (1)	25	25

Mattamy Group Corp.,

5.25%, 12/15/27 (1)	23	22

4.63%, 3/1/30 (1)	140	127

		334

Household Products – 0.0%

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,

7.00%, 12/31/27(1)	25	25

Industrial Support Services – 0.0%

Ritchie Bros. Holdings, Inc.,

6.75%, 3/15/28(1)	50	51

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Insurance – 0.9%

Ardonagh Finco Ltd.,

7.75%, 2/15/31 (1)	$200	$199

Ardonagh Group Finance Ltd.,

8.88%, 2/15/32 (1)	200	198

Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden U.S. Refinance LLC,

7.25%, 2/15/31 (1)	384	385

8.13%, 2/15/32 (1)	213	215

Jones Deslauriers Insurance Management, Inc.,

8.50%, 3/15/30 (1)	641	668

10.50%, 12/15/30 (1)	69	73

		1,738

Leisure Facilities & Services – 0.6%

1011778 B.C. ULC/New Red Finance, Inc.,

4.00%, 10/15/30 (1)	414	368

Melco Resorts Finance Ltd.,

4.88%, 6/6/25 (1)	200	195

Merlin Entertainments Ltd.,

5.75%, 6/15/26 (1)	200	199

Ontario Gaming GTA L.P./OTG Co-Issuer, Inc.,

8.00%, 8/1/30 (1)	71	73

Wynn Macau Ltd.,

5.50%, 10/1/27 (1)	200	191

5.63%, 8/26/28 (1)	200	190

		1,216

Leisure Products – 0.0%

Amer Sports Co.,

6.75%, 2/16/31 (1)	67	67

Machinery – 0.3%

Husky III Holding Ltd.,

13.00%, 2/15/25 (1) (9)	85	85

Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC,

9.00%, 2/15/29 (1)	189	195

Titan Acquisition Ltd./Titan Co-Borrower LLC,

7.75%, 4/15/26 (1)	229	229

		509

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  270  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Metals & Mining – 1.5%

Baffinland Iron Mines Corp./Baffinland Iron Mines L.P.,

8.75%, 7/15/26 (1)	$2,060	$1,899

ERO Copper Corp.,

6.50%, 2/15/30 (1)	29	28

First Quantum Minerals Ltd.,

9.38%, 3/1/29 (1)	200	207

FMG Resources Pty. Ltd., Series 2006,

5.88%, 4/15/30 (1)	50	49

4.38%, 4/1/31 (1)	150	134

6.13%, 4/15/32 (1)	100	99

Hudbay Minerals, Inc.,

4.50%, 4/1/26 (1)	25	24

IAMGOLD Corp.,

5.75%, 10/15/28 (1)	25	23

Mineral Resources Ltd.,

8.13%, 5/1/27 (1)	50	51

8.00%, 11/1/27 (1)	50	51

9.25%, 10/1/28 (1)	35	37

8.50%, 5/1/30 (1)	75	77

New Gold, Inc.,

7.50%, 7/15/27 (1)	113	113

		2,792

Oil & Gas Producers – 0.8%

Athabasca Oil Corp.,

9.75%, 11/1/26 (1)	32	34

Baytex Energy Corp.,

8.50%, 4/30/30 (1)	189	197

Enbridge, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.43%), 8.50%, 1/15/84 (4)	50	54

Energean Israel Finance Ltd.,

5.38%, 3/30/28	25	23

5.88%, 3/30/31	25	22

Leviathan Bond Ltd.,

6.13%, 6/30/25	25	24

OGX Austria GmbH,

8.50%, 6/1/18 (1) (7) (11) (12)	2,420	—

8.38%, 4/1/22 (1) (7) (11) (12)	1,800	—

Parkland Corp.,

5.88%, 7/15/27 (1)	50	50

4.50%, 10/1/29 (1)	150	139

4.63%, 5/1/30 (1)	50	46

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Oil & Gas Producers – 0.8% continued

Teine Energy Ltd.,

6.88%, 4/15/29 (1)	$810	$788

Vermilion Energy, Inc.,

6.88%, 5/1/30 (1)	50	49

		1,426

Oil & Gas Services & Equipment – 0.2%

Borr IHC Ltd./Borr Finance LLC,

10.00%, 11/15/28 (1)	200	208

Enerflex Ltd.,

9.00%, 10/15/27 (1)	115	118

Precision Drilling Corp.,

7.13%, 1/15/26 (1)	69	69

6.88%, 1/15/29 (1)	25	25

Shelf Drilling North Sea Holdings Ltd.,

10.25%, 10/31/25 (1)	23	23

		443

Software – 0.2%

Open Text Corp.,

6.90%, 12/1/27 (1)	25	26

3.88%, 2/15/28 (1)	75	69

3.88%, 12/1/29 (1)	50	45

Open Text Holdings, Inc.,

4.13%, 2/15/30 (1)	75	67

4.13%, 12/1/31 (1)	125	110

		317

Specialty Finance – 0.5%

GGAM Finance Ltd.,

7.75%, 5/15/26 (1)	11	11

8.00%, 2/15/27 (1)	97	100

8.00%, 6/15/28 (1)	37	39

6.88%, 4/15/29 (1)	81	82

Global Aircraft Leasing Co. Ltd.,

6.50%, 9/15/24 (1) (9)	304	287

goeasy Ltd.,

9.25%, 12/1/28 (1)	25	27

7.63%, 7/1/29 (1)	75	75

Macquarie Airfinance Holdings Ltd.,

8.38%, 5/1/28 (1)	53	56

6.40%, 3/26/29 (1)	40	41

8.13%, 3/30/29 (1)	105	111

6.50%, 3/26/31 (1)	60	61

		890

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  271  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Steel – 0.0%

Infrabuild Australia Pty. Ltd.,

14.50%, 11/15/28(1)	$25	$26

Technology Services – 0.1%

CA Magnum Holdings,

5.38%, 10/31/26(1)	200	191

Telecommunications – 1.2%

Altice France Holding S.A.,

10.50%, 5/15/27 (1)	200	74

6.00%, 2/15/28 (1)	200	55

Altice France S.A.,

8.13%, 2/1/27 (1)	200	154

5.50%, 1/15/28 (1)	370	264

5.13%, 7/15/29 (1)	115	78

Connect Finco S.a.r.l./Connect U.S. Finco LLC,

6.75%, 10/1/26 (1)	200	196

Digicel Group Holdings Ltd.,

0.00%, 12/31/30 (1) (2) (11) (12)	38	6

0.00%, 12/31/30 (1) (2) (11) (12) (14)	—	—

0.00%, 12/31/30 (1) (2) (11) (12) (13)	9	—

Iliad Holding SASU,

6.50%, 10/15/26 (1)	437	433

Telecom Italia Capital S.A.,

6.38%, 11/15/33	136	128

6.00%, 9/30/34	109	100

7.20%, 7/18/36	74	72

7.72%, 6/4/38	8	8

Telesat Canada/Telesat LLC,

5.63%, 12/6/26 (1)	25	15

4.88%, 6/1/27 (1)	50	28

6.50%, 10/15/27 (1)	25	11

Vmed O2 UK Financing I PLC,

4.25%, 1/31/31 (1)	200	169

4.75%, 7/15/31 (1)	400	345

Vodafone Group PLC,

(Variable, USD Swap 5Y + 4.87%), 7.00%, 4/4/79 (4)	75	78

		2,214

Transportation & Logistics – 0.2%

Air Canada,

3.88%, 8/15/26 (1)	80	77

Seaspan Corp.,

5.50%, 8/1/29 (1)	75	66

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 9.2% continued

Transportation & Logistics – 0.2% continued

VistaJet Malta Finance PLC/Vista Management Holding, Inc.,

7.88%, 5/1/27 (1)	$83	$70

6.38%, 2/1/30 (1)	106	78

		291

Total Foreign Issuer Bonds

(Cost $21,762)		17,352

TERM LOANS – 4.8% (6)

Asset Management – 0.0%

GN Loanco LLC, Term B Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.50%, 0.75% Floor), 9.83%, 12/19/30	48	48

Automotive – 0.0%

Tenneco, Inc., Term B Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.75%, 0.50% Floor), 10.17%, 11/17/28	34	32

(Floating, ICE CME Term SOFR USD 3M + 5.00%, 0.50% Floor), 10.40%, 11/17/28 (14)	—	—

		32

Beverages – 0.0%

Naked Juice LLC, Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.25%, 0.50% Floor), 8.66%, 1/24/29	10	9

Biotechnology & Pharmaceuticals – 0.1%

Amneal Pharmaceuticals LLC, Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 5.50%), 10.83%, 5/4/28	17	17

Bausch + Lomb Corp., First Incremental Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.00%), 9.33%, 9/29/28	53	53

Bausch + Lomb Corp., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 8.68%, 5/10/27	104	103

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  272  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Biotechnology & Pharmaceuticals – 0.1% continued

Mallinckrodt International Finance S.A., First-Out Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 7.50%, 4.50% Floor), 12.83%, 11/14/28	$10	$10

		183

Cable & Satellite – 0.1%

DIRECTV Financing LLC, 2024 Refinancing Term B Loan,

(Floating, ICE CME Term SOFR USD 1M + 5.25%, 0.75% Floor), 10.69%, 8/2/29	168	168

Radiate Holdco LLC, Amendment No. 6 Term B Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.75% Floor), 8.69%, 9/25/26	31	26

		194

Capital Goods – 0.0%

Kaman Corp., Term Loan,

3/27/31 (15)	28	28

WEC US Holdings Ltd., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 2.75%), 8.08%, 1/27/31	30	30

		58

Chemicals – 0.2%

Chemours Company, The Tranche B-3 US$ Term Loan,

8/18/28 (15)	5	5

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.83%, 8/18/28	37	37

Discovery Purchaser Corp., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.38%, 0.50% Floor), 9.71%, 10/4/29	174	173

Herens Holdco S.a r.l., Facility B,

(Floating, ICE CME Term SOFR USD 3M + 3.93%, 0.75% Floor), 9.33%, 7/3/28	34	32

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Chemicals – 0.2% continued

Momentive Performance Materials, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.50%), 9.83%, 3/29/28 (16)	$55	$54

		301

Construction Materials – 0.0%

MI Windows and Doors LLC, 2024 Incremental Term Loan,

3/28/31 (15)	25	25

Consumer Cyclical – 0.1%

Dynasty Acquisition Co., Inc., 2024 Specified Refinancing Term B-2 Loan,

8/24/28 (15)	8	8

Dynasty Acquisition, Co., Inc., 2024 Specified Refinancing Term B-1 Loan,

8/24/28 (15)	19	19

Groundworks LLC, Delayed Draw Term Loan,

3/14/31 (15)	5	5

Groundworks LLC, Initial Term Loan,

3/14/31 (15)	27	27

Motion Acquisition Limited, Facility B Loan,

11/12/29 (15)	42	42

OMNIA Partners LLC, Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.75%), 9.07%, 7/25/30	16	16

		117

Consumer Services – 0.0%

Raptor Acquisition Corp., Term B Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.00%, 0.75% Floor), 9.59%, 11/1/26	25	25

Containers & Packaging – 0.0%

Trident TPI Holdings, Inc., Tranche B-5 Initial Term Loan Retired,

(Floating, ICE CME Term SOFR USD 3M + 4.50%, 0.50% Floor), 9.81%, 9/15/28	33	33

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  273  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

E-Commerce Discretionary – 0.0%

CNT Holdings I Corp., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.50%, 0.75% Floor), 8.82%, 11/8/27	$48	$48

Electrical Equipment – 0.1%

Indicor LLC, Tranche B Dollar Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.00%, 0.50% Floor), 9.30%, 11/22/29	27	28

TK Elevator Midco GmbH, Facility B2,

4/30/30 (15)	182	182

		210

Engineering & Construction – 0.1%

Brand Industrial Services, Inc., Tranche B Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 5.50%, 0.50% Floor), 10.81%, 8/1/30	219	220

Entertainment Content – 0.0%

Allen Media LLC, Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 5.50%), 10.96%, 2/10/27	47	41

Food – 0.0%

Chobani LLC, 2023 Additional Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.75%), 9.08%, 10/25/27	56	56

Health Care Facilities & Services – 0.1%

Gainwell Acquisition Corp., Term B Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.00%, 0.75% Floor), 9.41%, 10/1/27	125	120

LifePoint Health, Inc., 2023 Refinancing Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 5.50%), 11.09%, 11/16/28	30	30

Parexel International, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 8.69%, 11/15/28	22	22

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Health Care Facilities & Services – 0.1% continued

Star Parent, Inc., Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.00%), 9.31%, 9/27/30	$96	$95

		267

Home & Office Products – 0.1%

Hunter Douglas Holding B.V., Tranche B-1 Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.50%, 0.50% Floor), 8.82%, 2/26/29	83	82

SWF Holdings I Corp., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.00%, 0.75% Floor), 9.44%, 10/6/28	127	116

		198

Home Construction – 0.0%

Chariot Buyer LLC, Amendment No. 2 Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 9.08%, 11/3/28	36	36

Household Products – 0.0%

KDC/ONE Development Corp., Inc., Dollar Tranche Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 5.00%), 10.33%, 8/15/28	49	49

Industrial Intermediate Products – 0.0%

Chromalloy Corp., Term Loan,

3/21/31 (15)	65	65

Industrial Support Services – 0.0%

BCPE Empire Holdings, Inc., Amendment No. 5 Refinancing Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.00%, 0.50% Floor), 9.33%, 12/11/28	28	28

PECF USS Intermediate Holding III Corp., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.25%, 0.50% Floor), 9.82%, 12/15/28	60	46

		74

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  274  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Institutional Financial Services – 0.1%

Deerfield Dakota Holding LLC, 2021 Replacement Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 6.75%), 12.32%, 4/7/28	$88	$87

Deerfield Dakota Holding LLC, Initial Dollar Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.75%, 1.00% Floor), 9.06%, 4/9/27	5	5

		92

Insurance – 0.4%

Asurion LLC, New B-4 Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 5.25%), 10.69%, 1/20/29	330	294

Truist Insurance Holdings LLC, Term Loan,

3/8/32 (15)	263	264

Truist Insurance Holdings LLC, Term Loan B,

3/24/31 (15)	114	114

		672

Internet Media & Services – 0.2%

Endurance International Group Holdings, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.50%, 0.75% Floor), 9.42%, 2/10/28	24	24

MH Sub I LLC, 2023 May Incremental Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.25%, 0.50% Floor), 9.58%, 5/3/28	185	183

Stubhub Holdco Sub LLC, Extended USD Term B Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.75%), 10.08%, 3/15/30	106	106

		313

Leisure Facilities & Services – 0.1%

Scientific Games Holdings L.P., Initial Dollar Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.25%, 0.50% Floor), 8.58%, 4/4/29	74	74

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Leisure Facilities & Services – 0.1% continued

UFC Holdings LLC, Term B-3 Loan,

(Floating, ICE CME Term SOFR USD 3M + 2.75%, 0.75% Floor), 8.34%, 4/29/26	$63	$63

		137

Machinery – 0.2%

CD&R Hydra Buyer, Inc., First Refinancing Term Loan,

3/25/31 (15)	48	48

Husky Injection Molding Systems Ltd., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.00%), 8.44%, 3/28/25	220	220

Husky Injection Molding Systems Ltd., Term Loan B,

2/1/29 (15)	85	85

SPX Flow, Inc., Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.50%, 0.50% Floor), 9.93%, 4/5/29	105	105

		458

Medical Equipment & Devices – 0.0%

Avantor Funding, Inc., 2021 Incremental B-5 Dollar Term Loan Retired,

(Floating, ICE CME Term SOFR USD 1M + 2.25%, 0.50% Floor), 7.68%, 11/8/27	6	6

Oil & Gas Producers – 0.2%

New Fortress Energy, Inc., Initial Term Loan,

10/30/28 (15)	8	8

(Floating, ICE CME Term SOFR USD 3M + 5.00%, 0.75% Floor), 10.32%, 10/30/28	223	224

NGL Energy Operating LLC, Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.50%), 9.83%, 2/3/31	40	40

		272

Other Financial – 0.0%

PG Polaris BidCo S.a.r.l., Initial Term Loan,

3/26/31 (15)	60	60

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  275  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Publishing & Broadcasting – 0.3%

Clear Channel International B.V., Tranche 1,

3/11/27 (15)	$216	$215

(Floating, ICE FIXED USD 1M + 7.50%), 7.50%, 3/11/27	100	99

Clear Channel Outdoor Holdings, Inc., 2024 Refinancing Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.00%), 9.44%, 8/21/28	165	165

		479

Real Estate Services – 0.0%

Cushman & Wakefield U.S. Borrower LLC, 2023-2 Refinancing Term Loan Retired,

(Floating, ICE CME Term SOFR USD 1M + 4.00%, 0.50% Floor), 9.33%, 1/31/30	20	20

Retail - Discretionary – 0.2%

Champions Holdco, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.75%), 10.07%, 2/23/29	55	55

Foundation Building Materials, Inc., 2024 Incremental Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.00%), 9.31%, 1/29/31	20	20

Staples, Inc., 2019 Refinancing New Term B-1 Loan,

(Floating, ICE Synthetic LIBOR USD 1M + 5.00%), 10.44%, 4/16/26	71	70

Wand Newco 3, Inc., 2024 Refinancing Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.75%), 9.08%, 1/30/31	180	181

White Cap Supply Holdings LLC, Initial Closing Date Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 9.08%, 10/19/27	41	41

		367

Software – 1.1%

Ascend Learning LLC, Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.93%, 12/11/28	43	43

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Software – 1.1% continued

athenahealth Group, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.25%, 0.50% Floor), 8.58%, 2/15/29	$505	$499

Boxer Parent Company, Inc., 2028 Extended Dollar Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.25%), 9.58%, 12/29/28	61	61

Cloud Software Group, Inc., Dollar Term B Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.50%, 0.50% Floor), 9.91%, 3/30/29	154	153

Cloud Software Group, Inc., Term A Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.50%, 0.50% Floor), 9.91%, 9/29/28	49	49

Cloud Software Group, Inc., Third Amendment Term Loan,

3/21/31 (15)	81	80

Cloudera, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 6.00%), 11.43%, 10/8/29 (16)	147	146

McAfee Corp., Tranche B-1 Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.50% Floor), 9.18%, 3/1/29	41	41

Polaris Newco LLC, Dollar Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.00%, 0.50% Floor), 9.57%, 6/2/28	39	38

Project Alpha Intermediate Holding, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.75%, 0.50% Floor), 10.06%, 10/28/30	20	20

Proofpoint, Inc., Initial Term Loan,

8/31/28 (15)	32	32

RealPage, Inc., Initial Loan,

(Floating, ICE CME Term SOFR USD 1M + 6.50%, 0.75% Floor), 11.94%, 4/23/29	317	314

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  276  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Software – 1.1% continued

UKG, Inc., 2021 Incremental Term Retired,

(Floating, ICE CME Term SOFR USD 3M + 5.25%), 10.68%, 5/3/27	$551	$555

		2,031

Technology – 0.4%

Applied Systems, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 5.25%), 10.56%, 2/23/32	43	45

Cotiviti Holdings, Inc., Fixed Rate Term Loan,

2/21/31(15)	589	590

Ellucian Holdings, Inc., Term B-1 Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.93%, 10/9/29	29	29

Genesys Cloud Services Holdings I LLC, 2024 Incremental Dollar Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.75%, 0.75% Floor), 9.19%, 12/1/27	44	44

		708

Technology Hardware – 0.0%

ViaSat, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.50%, 0.50% Floor), 9.93%, 5/30/30	57	55

Technology Services – 0.4%

Boost Newco Borrower LLC, Initial USD Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.00%), 8.31%, 1/31/31	25	25

CoreLogic, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.94%, 6/2/28	30	29

Peraton Corp., Term B-1 Loan,

(Floating, ICE CME Term SOFR USD 3M + 7.75%, 0.75% Floor), 13.18%, 2/1/29	190	190

Sabre GLBL, Inc., 2021 Other Term B-1 Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.94%, 12/17/27	4	4

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Technology Services – 0.4% continued

Sabre GLBL, Inc., 2021 Other Term B-2 Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.94%, 12/17/27	$7	$6

Verscend Holding Corp., Term B-1 Loan,

(Floating, ICE CME Term SOFR USD 1M + 4.00%), 9.44%, 8/27/25	396	396

		650

Telecommunications – 0.1%

Altice France S.A., USD TLB-14 Loan,

(Floating, ICE CME Term SOFR USD 3M + 5.50%), 10.81%, 8/15/28	45	36

Connect Finco S.a.r.l., Term Loan B,

9/27/29 (15)	38	38

Consolidated Communications, Inc., Term B-1 Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.75% Floor), 8.94%, 10/2/27	50	47

Level 3 Financing, Inc., Tranche B 2027 Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 1.75%), 7.19%, 3/1/27	27	27

Zayo Group Holdings, Inc., Initial Dollar Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.00%), 8.44%, 3/9/27	3	2

		150

Transportation & Logistics – 0.1%

AAdvantage Loyality IP Ltd., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 4.75%, 0.75% Floor), 10.33%, 4/20/28	120	124

Apple Bidco LLC, Amendment No. 3 Term Loan,

(Floating, ICE CME Term SOFR USD 1M + 3.50%, 0.50% Floor), 8.83%, 9/22/28	12	12

Brown Group Holding LLC, Incremental Term B-2 Facility,

(Floating, ICE CME Term SOFR USD 3M + 3.00%, 0.50% Floor), 8.31%, 7/2/29	7	7

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  277  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

TERM LOANS - 4.8% (6) continued

Transportation & Logistics – 0.1% continued

(Floating, ICE CME Term SOFR USD 1M + 3.00%, 0.50% Floor), 8.33%, 7/2/29	$5	$5

(Floating, ICE CME Term SOFR USD 3M + 3.00%, 0.50% Floor), 8.34%, 7/2/29	4	4

WestJet Loyalty L.P., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 3.75%), 9.07%, 2/14/31	100	100

		252

Wholesale - Consumer Staples – 0.1%

Northeast Grocery, Inc., Initial Term Loan,

(Floating, ICE CME Term SOFR USD 3M + 7.50%, 1.00% Floor), 12.83%, 12/13/28	125	125

Total Term Loans

(Cost $8,988)		9,136

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS – 3.0%

Chemicals – 0.1%

Cornerstone Chemical Co.(11) (12) *	602	$2

Utex Industries, Inc.(11) (12) *	2,200	156

		158

Construction Materials – 0.0%

Hardwood Holdings LLC (12) *	187	9

Containers & Packaging – 0.0%

Crown Holdings, Inc.	726	58

Distributors – 0.5%

ATD New Holdings, Inc.(11) (12) *	22,076	951

Electrical Equipment – 0.1%

Sensata Technologies Holding PLC	2,108	77

Energy Equipment & Services – 0.0%

Nine Energy Service, Inc.*	250	1

Parker Drilling Co.*	265	2

		3

Gas Utilities – 0.0%

Ferrellgas Partners L.P., Class B	182	41

Hotels, Restaurants & Leisure – 0.0%

Aramark	1,412	46

Media – 0.0%

iHeartMedia, Inc., Class A*	419	1

	NUMBER OF SHARES	VALUE (000S)

COMMON STOCKS - 3.0% continued

Metals & Mining – 2.1%

Constellium S.E.*	7,501	$166

Real Alloy Parent, Inc.(11) (12)	48	3,774

		3,940

Oil, Gas & Consumable Fuels – 0.1%

Cloud Peak Energy, Inc. (12) *	20	—

Superior Energy Services (11) (12) *	862	68

		68

Pharmaceuticals – 0.0%

Mallinckrodt PLC (12) *	416	18

Professional Services – 0.0%

Skillsoft Corp.*	1,843	17

Specialized Real Estate Investment Trusts – 0.1%

VICI Properties, Inc.	6,240	186

Specialty Finance – 0.0%

Carnelian Point Holdings L.P.(11) (12) *	50	59

Technology Hardware, Storage & Peripherals – 0.0%

Diebold Nixdorf, Inc.*	372	13

Wireless Telecommunication Services – 0.0%

Intelsat S.A./Luxembourg(11) (12)	1,201	32

Total Common Stocks

(Cost $3,528)		5,677

MASTER LIMITED PARTNERSHIPS – 0.0%

Oil, Gas & Consumable Fuels – 0.0%

NGL Energy Partners L.P.*	4,593	26

Total Master Limited Partnerships

(Cost $24)		26

PREFERRED STOCKS – 0.0%

Oil, Gas & Consumable Fuels – 0.0%

Global Partners L.P./MA, 9.50%	757	20

Total Preferred Stocks

(Cost $19)		20

OTHER – 0.0%

Basic Energy Services, Inc.(11) (13) *	25,000	—

Escrow Appvion, Inc.(11) (12) *	225,000	—

Escrow Cloud Peak Energy, Inc.(11) (12) *	250,000	—

Escrow GenOn Energy, Inc.(11) (12) *	25,000	—

Escrow Hertz (The) Corp.(1) (11) *	125,000	4

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  278  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

OTHER - 0.0 % continued

Escrow Washington Mutual Bank(11) (12) *	250,000	$3

RP Escrow Issuer LLC(1) (11) (12) *	1,100,000	—

Total Other

(Cost $112)		7

	NUMBER OF WARRANTS	VALUE (000S)

WARRANTS – 0.0%

California Resources Corp., Exp. 10/27/24, Strike $36.00*	66	$1

Utex Industries, Inc., Exp. 12/31/49, Strike $0.00(11) (12) *	5,500	15

Total Warrants

(Cost $—)		16

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 3.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(17) (18)	7,277,307	$7,277

Total Investment Companies

(Cost $7,277)		7,277

Total Investments – 99.8%

(Cost $192,899)		189,314

Other Assets less Liabilities – 0.2%		297

NET ASSETS – 100.0%		$189,611

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $143,879,000 or 75.9% of net assets.

(2)	Zero coupon bond.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2024.
(4)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2024.
(5)	Perpetual bond. Maturity date represents next call date.
(6)	Variable or floating rate security. Rate as of March 31, 2024 is disclosed.
(7)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(8)	Issuer has defaulted on terms of debt obligation.
(9)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(10)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(11)

Restricted security that has been deemed illiquid. At March 31, 2024, the value of these restricted illiquid securities amounted to approximately $10,175,000 or 5.4% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000S)

ATD New Holdings, Inc.	1/9/19	$470

Basic Energy Services, Inc.	9/25/18	2

Carnelian Point Holdings L.P.	9/21/22	115

Carnelian Point Holdings L.P., 5.00%, 6/30/28	7/5/22-1/30/24	53

Cornerstone Chemical Co.	1/26/24	25

Digicel Group Holdings Ltd., 0.00%,12/31/30	12/14/23	7

Escrow Appvion, Inc.	8/24/18	—

Escrow Cloud Peak Energy, Inc.	7/29/16-12/11/18	110

Escrow GenOn Energy, Inc.	12/19/18	—

Escrow Hertz (The) Corp.	7/1/21	—

Escrow Washington Mutual Bank	10/11/17	—

Intelsat S.A./Luxembourg	6/6/19-7/3/23	106

Murray Energy Corp., 12.00%, 4/15/24	7/3/18-4/18/19	397

New Star Metals, Inc., 8.00%, 7/9/26	7/23/18-12/29/23	1,443

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22	10/6/17-11/18/19	1,733

OGX Austria GmbH, 8.38%, 4/1/22	5/30/12-4/18/13	1,497

OGX Austria GmbH, 8.50%, 6/1/18	5/26/11-4/17/13	2,265

Real Alloy Parent, Inc.	5/31/18	1,738

RP Escrow Issuer LLC	12/18/20	—

Specialty Steel Supply, Inc., 3.75%, 11/15/26	6/2/21	2,490

Sterling Entertainment Group LLC, 3.75%, 1/15/25	12/27/17	1,108

Superior Energy Services	9/19/17-2/1/21	52

Utex Industries, Inc.	12/3/20	108

Utex Industries, Inc., Exp. 12/31/49, Strike $0.00	12/3/20	—

(12)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(13)	Value rounds to less than one thousand.
(14)	Principal Amount and Value rounds to less than one thousand.
(15)	Position is unsettled. Contract rate was not determined at March 31, 2024 and does not take effect until settlement date.
(16)	Restricted security.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  279  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

(17)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(18)	7-day current yield as of March 31, 2024 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

7Y - 7 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)
BNP	Euro	276	United States Dollar	302	6/20/24	$3
Morgan Stanley	British Pound	86	United States Dollar	109	6/20/24	1
Subtotal Appreciation						4
Total						$4

As of March 31, 2024, the Fund had the following centrally cleared credit default swap agreement outstanding:

Buy/Sell Protection	IMPLIED CREDIT SPREAD	(PAY)/ RECEIVE FIXED RATE	REFERENCE ENTITY/SECURITY	CURRENCY	NOTIONAL AMOUNT	MATURITY DATE	MARKET VALUE (000S)	UPFRONT PREMIUMS PAID/ (RECEIVED) (000S)	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Sell	0.0329%	5.00%(1)	Markit CDX N.A. High Yield Index Series 42(1)	USD	400,000	6/20/29	$28	$28	$ –*

Total								$28	$—*

(1)	Payment frequency is quarterly.

*	Amount rounds to less than one thousand.

At March 31, 2024, the Fund’s investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY	% OF NET ASSETS

United States Dollar	99.4%

All other currencies less than 5%	0.4

Total Investments	99.8

Other Assets less Liabilities	0.2

Net Assets	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Assets

Convertible Bonds	$—	$459	$—	$459

Corporate bonds:

Entertainment Content	—	1,164	1,082	2,246

Industrial Intermediate Products	—	2,080	1,476	3,556

Specialty Finance	—	5,120	57	5,177

Steel	—	1,815	2,490	4,305

All Other Industries(1)	—	134,060	—	134,060

Total Corporate Bonds	—	144,239	5,105	149,344

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  280  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Foreign Issuer Bonds:

Telecommunications	$—	$2,208	$6	$2,214

All Other Industries(1)	—	15,138	—	15,138

Total Foreign Issuer Bonds	—	17,346	6	17,352

Term Loans(1)	—	9,136	—	9,136

Common Stocks:

Chemicals	—	—	158	158

Construction Materials	—	—	9	9

Distributors	—	—	951	951

Energy Equipment & Services	1	2	—	3

Metals & Mining	166	—	3,774	3,940

Oil, Gas & Consumable Fuels	—	—	68	68

Pharmaceuticals	—	—	18	18

Specialty Finance	—	—	59	59

Wireless Telecommunication Services	—	—	32	32

All Other Industries(1)	439	—	—	439

Total Common Stocks	606	2	5,069	5,677

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)

Master Limited Partnerships	$26	$—		$—	$26

Preferred Stocks	20	—		—	20

Other	—	4		3	7

Warrants	1	—		15	16

Investment Companies	7,277	—		—	7,277

Total Investments	7,930	171,186		10,198	189,314

OTHER FINANCIAL INSTRUMENTS

Assets

Forward Foreign Currency Exchange Contracts	$—	$4		$—	$4

Centrally Cleared Credit Default Swap Agreements	—	—	*	—	—	*

Total Other Financial Instruments	$—	$4		$—	$4
(1)	Classifications as defined in the Schedule of Investments.
*	Amount rounds to less than one thousand.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/23 (000S)	ACCRUED DISCOUNTS (PREMIUMS) (000S)	REALIZED GAIN (LOSS) (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	PURCHASES (000S)	SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/24 (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/24 (000S)

Convertible Bonds

Oil & Gas Producers	$19	$—	$—	$(16)	$—*	$(3)	$—	$—	$—	$—

Corporate Bonds

Entertainment Content	1,074	—	—	8	—	—	—	—	1,082	8

Industrial Intermediate Products	1,292	(16)	—	23	177	—	—	—	1,476	23

Specialty Finance	—	—	—	—	—	—	57	—	57	4

Steel	2,670	—	—	—	—	(180)	—	—	2,490	—

Foreign Issuer Bonds

Telecommunications	—	—	1	—*	8	(3)	—	—	6	—*

Common Stocks

Chemicals	218	—	—	(85)	25	—	—	—	158	(85)

Construction Materials	16	—	—	(7)	—	—	—	—	9	(7)

Distributors	—	—	—	—	—	—	951	—	951	(258)

Metals & Mining	4,026	—	—	(252)	—	—	—	—	3,774	(252)

Oil, Gas & Consumable Fuels	180	—	(230)	254	—	(136)	—	—	68	8

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  281  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued	MARCH 31, 2024

	BALANCE AS OF 3/31/23 (000S)	ACCRUED DISCOUNTS (PREMIUMS) (000S)	REALIZED GAIN (LOSS) (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000S)	PURCHASES (000S)	SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 3/31/24 (000S)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/24 (000S)

Pharmaceuticals	$—	$—	$—	$2	$16	$—	$—	$—	$18	$2

Specialty Finance	60	—	—	(1)	—	—	—	—	59	(1)

Wireless Telecommunication Services	29	—	—	3	—*	—	—	—	32	3

Rights	2	—	2	(2)	—	(2)	—	—	—	—

Other	15	—	12	(12)	—	(12)	—	—	3	(13)

Warrants	103	—	—	(88)	—	—	—	—	15	(88)

Total	$9,704	$(16)	$(215)	$(173)	$226	$(336)	$1,008	$—	$10,198	$(656)

*	Amount rounds to less than a thousand.

Securities valued at $136 included in the Balance as of 3/31/24 above were valued using evaluated prices provided by a third party provider. Securities valued at $10,062 included in the Balance as of 3/31/24 above were valued using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 03/31/24 (000S)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE (WEIGHTED AVERAGE)

Corporate Bonds	$5,048	Yield Analysis	Yield(2)	12.1-15.2% (13.9%)

	57	Recovery	Discount Rate(1)	0.0%

Common Stocks	$4,881	Discounted Cash Flow / Market Comparables	Discount Rate / EV / EBITDA Multiple(1)	12.0 - 14.2% (13.8%) / 4.9 - 11.8x (6.3x)

	61	Market Comparables	EV / EBITDA Multiple(1)	4.8 - 11.7x (11.5x)

Warrants	$15	Black Scholes	Volatility(3)	30.0%

(1)

The significant unobservable inputs that can be used in the fair value measurement are; Discount Rate and EBITDA Multiple. Significant increases (decreases) in the discount rate in isolation would have resulted in a significantly lower (higher) fair value measurement while an increase (decrease) in EBITDA multiple in isolation would have resulted in a significantly higher (lower) fair value measurement.

(2)

The significant unobservable inputs that can be used in the fair value measurement are; Yield. Significant decreases (increase) in yield would have resulted in a significantly higher (lower) fair value measurement.

(3)

Black-Scholes volatility, also known as implied volatility, is the value of the volatility of the underlying asset that makes the Black-Scholes model match the market price of an option. It is an estimate of the future variability for the asset underlying the option. It is calculated as the annualized standard deviation of the natural logarithms of periodic stock price changes over the option’s expected term.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  282  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT BOND FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 6.4%

Auto Loan – 1.4%

BMW Vehicle Lease Trust, Series 2024-1, Class A4

5.00%, 6/25/27	$700	$698

Ford Credit Auto Lease Trust, Series 2023-B, Class A3

5.91%, 10/15/26	945	951

Honda Auto Receivables Owner Trust, Series 2023-3, Class A3

5.41%, 2/18/28	1,080	1,085

Honda Auto Receivables Owner Trust, Series 2024-1, Class A3

5.21%, 8/15/28	338	340

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A3

4.51%, 11/15/27	410	406

World Omni Auto Receivables Trust, Series 2024-A, Class A3

4.86%, 3/15/29	320	319

		3,799

Credit Card – 4.0%

American Express Credit Account Master Trust, Series 2022-1, Class A

2.21%, 3/15/27	1,900	1,845

American Express Credit Account Master Trust, Series 2022-2, Class A

3.39%, 5/15/27	2,100	2,057

Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1

0.55%, 7/15/26	5,000	4,926

Discover Card Execution Note Trust, Series 2021-A1, Class A1

0.58%, 9/15/26	1,300	1,271

Synchrony Card Funding LLC, Series 2023-A1, Class A

5.54%, 7/15/29	180	182

Synchrony Card Funding LLC, Series 2024-A1, Class A

5.04%, 3/15/30	236	236

WF Card Issuance Trust, Series 2024-A1, Class A

4.94%, 2/15/29	420	420

		10,937

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES - 6.4% continued

Other – 1.0%

Verizon Master Trust, Series 2021-1, Class A

0.50%, 5/20/27	$2,760	$2,740

Total Asset-Backed Securities

(Cost $17,688)		17,476

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.5%

Non Agency – 1.5%

JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4

3.23%, 10/15/48	4,090	3,982

Total Commercial Mortgage-Backed Securities

(Cost $4,152)		3,982

CORPORATE BONDS – 20.2%

Asset Management – 1.4%

Blackstone Private Credit Fund,

7.05%, 9/29/25	900	914

Blue Owl Credit Income Corp.,

5.50%, 3/21/25	1,200	1,191

Charles Schwab (The) Corp.,

5.88%, 8/24/26	1,000	1,017

FS KKR Capital Corp.,

3.40%, 1/15/26	500	475

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,

4.75%, 9/15/24	310	308

		3,905

Automotive – 0.9%

Ford Motor Credit Co. LLC,

3.38%, 11/13/25	260	250

General Motors Financial Co., Inc.,

4.00%, 10/6/26	950	922

Nissan Motor Acceptance Co. LLC,

2.00%, 3/9/26 (1)	1,300	1,204

		2,376

Banking – 4.4%

Bank of America Corp.,

(Variable, U.S. SOFR + 0.96%), 1.73%, 7/22/27 (2)	1,000	922

(Variable, U.S. SOFR + 1.34%), 5.93%, 9/15/27 (2)	1,000	1,014

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 283 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.2% continued

Banking – 4.4% continued

(Variable, U.S. SOFR + 1.63%), 5.20%, 4/25/29 (2)	$1,610	$1,611

Citigroup, Inc.,

(Variable, U.S. SOFR + 0.67%), 0.98%, 5/1/25 (2)	1,200	1,195

Citizens Financial Group, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.50%), 4.30%, 2/11/31 (2)	30	27

JPMorgan Chase & Co.,

(Variable, CME Term SOFR 3M + 0.70%), 1.04%, 2/4/27 (2)	60	56

(Variable, U.S. SOFR + 0.77%), 1.47%, 9/22/27 (2)	1,000	912

(Variable, U.S. SOFR + 1.56%), 4.32%, 4/26/28 (2)	1,710	1,671

KeyBank N.A.,

4.70%, 1/26/26	950	928

PNC Financial Services Group (The), Inc.,

(Variable, U.S. SOFR Compounded Index + 1.73%), 6.62%, 10/20/27 (2)	635	654

Santander Holdings U.S.A., Inc.,

(Variable, U.S. SOFR + 2.33%), 5.81%, 9/9/26 (2)	500	500

Truist Financial Corp.,

(Variable, U.S. SOFR + 1.46%), 4.26%, 7/28/26 (2)	1,000	984

Wells Fargo & Co.,

(Variable, U.S. SOFR + 0.51%), 0.81%, 5/19/25 (2)	380	377

(Floating, U.S. SOFR + 1.32%), 6.68%, 4/25/26 (3)	700	706

Wells Fargo Bank N.A.,

5.25%, 12/11/26	500	502

		12,059

Containers & Packaging – 0.4%

Graphic Packaging International LLC,

4.75%, 7/15/27(1)	1,180	1,139

Electric Utilities – 1.4%

American Electric Power Co., Inc.,

1.00%, 11/1/25	675	629

Calpine Corp.,

4.50%, 2/15/28 (1)	300	285

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.2% continued

Electric Utilities – 1.4% continued

DTE Energy Co.,

1.05%, 6/1/25	$1,660	$1,576

Vistra Operations Co. LLC,

5.13%, 5/13/25 (1)	1,400	1,388

		3,878

Electrical Equipment – 0.5%

Carrier Global Corp.,

5.80%, 11/30/25	480	483

Otis Worldwide Corp.,

2.06%, 4/5/25	815	788

		1,271

Entertainment Content – 0.1%

Take-Two Interactive Software, Inc.,

3.55%, 4/14/25	160	157

Food – 0.4%

General Mills, Inc.,

4.70%, 1/30/27	380	377

JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc.,

5.50%, 1/15/30	600	591

Lamb Weston Holdings, Inc.,

4.88%, 5/15/28 (1)	220	214

		1,182

Health Care Facilities & Services – 0.3%

Catalent Pharma Solutions, Inc.,

5.00%, 7/15/27 (1)	460	453

Cigna Group (The),

1.25%, 3/15/26	242	224

		677

Home Construction – 0.1%

Forestar Group, Inc.,

5.00%, 3/1/28(1)	370	356

Household Products – 0.5%

Haleon UK Capital PLC,

3.13%, 3/24/25	1,500	1,464

Institutional Financial Services – 1.3%

Coinbase Global, Inc.,

3.38%, 10/1/28 (1)	600	513

Morgan Stanley,

3.88%, 1/27/26	1,000	977

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  284  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.2% continued

Institutional Financial Services – 1.3% continued

State Street Corp.,

5.27%, 8/3/26	$2,000	$2,012

		3,502

Insurance – 0.7%

Corebridge Financial, Inc.,

3.50%, 4/4/25	300	294

Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.,

7.63%, 100% Cash, 10/15/25 (1) (4)	621	614

Principal Financial Group, Inc.,

3.10%, 11/15/26	1,000	952

		1,860

Leisure Facilities & Services – 0.2%

Hyatt Hotels Corp.,

5.75%, 1/30/27	400	407

Machinery – 0.3%

CNH Industrial Capital LLC,

3.95%, 5/23/25	460	452

Stanley Black & Decker, Inc.,

3.40%, 3/1/26	500	482

		934

Medical Equipment & Devices – 0.5%

Baxter International, Inc.,

2.60%, 8/15/26	500	471

GE HealthCare Technologies, Inc.,

5.60%, 11/15/25	1,000	1,003

		1,474

Oil & Gas Producers – 1.7%

Continental Resources, Inc.,

2.27%, 11/15/26 (1)	100	92

ONEOK, Inc.,

5.55%, 11/1/26	2,210	2,231

Pioneer Natural Resources Co.,

1.13%, 1/15/26	1,160	1,080

Plains All American Pipeline L.P.,

(Variable, CME Term SOFR 3M + 4.37%), 9.68%, 5/2/24 (3) (5)	525	522

Williams (The) Cos., Inc.,

5.40%, 3/2/26	730	732

		4,657

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.2% continued

Real Estate Investment Trusts – 1.2%

American Tower Corp.,

2.40%, 3/15/25	$945	$916

1.30%, 9/15/25	940	886

Equinix, Inc.,

2.90%, 11/18/26	500	469

Healthpeak OP LLC,

3.25%, 7/15/26	50	48

Simon Property Group L.P.,

3.25%, 11/30/26	1,000	956

		3,275

Retail - Consumer Staples – 0.0%

Dollar General Corp.,

4.15%, 11/1/25	100	98

Semiconductors – 0.0%

Intel Corp.,

4.88%, 2/10/26	65	65

Software – 0.4%

Oracle Corp.,

2.65%, 7/15/26	1,000	947

Specialty Finance – 1.7%

Ally Financial, Inc.,

5.80%, 5/1/25	1,000	998

American Express Co.,

4.90%, 2/13/26	500	498

Aviation Capital Group LLC,

1.95%, 1/30/26 (1)	1,100	1,027

Starwood Property Trust, Inc.,

7.25%, 4/1/29 (1)	1,001	1,009

Synchrony Financial,

4.88%, 6/13/25	870	857

7.25%, 2/2/33	225	224

		4,613

Steel – 0.2%

Nucor Corp.,

3.95%, 5/23/25	410	404

Technology Services – 0.1%

Fiserv, Inc.,

3.20%, 7/1/26	200	192

Global Payments, Inc.,

1.20%, 3/1/26	190	176

		368

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  285  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 20.2% continued

Telecommunications – 0.9%

T-Mobile U.S.A., Inc.,

3.50%, 4/15/25	$1,700	$1,667

Verizon Communications, Inc.,

0.85%, 11/20/25	790	736

		2,403

Transportation & Logistics – 0.1%

United Airlines Pass Through Trust, Series 2020-1, Class B,

4.88%, 1/15/26	267	263

Wholesale - Consumer Staples – 0.5%

Bunge Ltd. Finance Corp.,

1.63%, 8/17/25	1,310	1,241

Total Corporate Bonds

(Cost $55,901)		54,975

FOREIGN ISSUER BONDS – 10.1%

Asset Management – 0.4%

UBS Group A.G.,

(Variable, U.S. SOFR + 3.34%), 6.37%, 7/15/26(1) (2)	1,000	1,007

Banking – 5.5%

Australia & New Zealand Banking Group Ltd.,

5.09%, 12/8/25	250	250

Banco Bilbao Vizcaya Argentaria S.A.,

5.38%, 3/13/29	800	808

Bank of Montreal,

(Floating, U.S. SOFR Compounded Index + 0.62%), 6.00%, 9/15/26 (3)	100	100

Bank of Nova Scotia (The),

4.50%, 12/16/25	300	295

Barclays PLC,

(Variable, U.S. SOFR + 1.49%), 5.67%, 3/12/28 (2)	1,280	1,284

BPCE S.A.,

1.00%, 1/20/26 (1)	490	454

Cooperatieve Rabobank U.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 6/24/26 (1) (2)	1,950	1,852

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 10.1% continued

Banking – 5.5% continued

Danske Bank A/S,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.18%), 6.26%, 9/22/26 (1) (2)	$480	$485

HSBC Holdings PLC,

(Variable, U.S. SOFR + 1.57%), 5.89%, 8/14/27 (2)	500	505

Lloyds Banking Group PLC,

(Floating, U.S. SOFR Compounded Index + 1.58%), 6.97%, 1/5/28 (3)	1,690	1,708

Mitsubishi UFJ Financial Group, Inc.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.95%, 7/19/25 (2)	1,450	1,428

National Australia Bank Ltd.,

4.75%, 12/10/25	860	857

2.50%, 7/12/26	750	711

Nordea Bank Abp,

(Floating, U.S. SOFR + 0.96%), 6.34%, 6/6/25 (1) (3)	800	805

Royal Bank of Canada,

1.15%, 6/10/25	550	525

Societe Generale S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%), 5.52%, 1/19/28 (1) (2)	1,000	993

Standard Chartered PLC,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.05%), 6.17%, 1/9/27 (1) (2)	900	908

Sumitomo Mitsui Financial Group, Inc.,

5.46%, 1/13/26	1,000	1,004

		14,972

Electric Utilities – 0.3%

Drax Finco PLC,

6.63%, 11/1/25 (1)	400	396

Enel Finance International N.V.,

4.25%, 6/15/25 (1)	400	394

		790

Governmental Banks – 0.7%

Kreditanstalt fuer Wiederaufbau,

0.50%, 9/20/24	1,860	1,819

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  286  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 10.1% continued

Industrial Support Services – 0.4%

Element Fleet Management Corp.,

6.27%, 6/26/26(1)	$1,050	$1,063

Local – 0.3%

Japan Finance Organization for Municipalities,

1.75%, 9/5/24(1)	1,020	1,003

Sovereign Agencies – 0.4%

Kommunalbanken AS,

0.38%, 9/11/25(1)	1,100	1,030

Specialty Finance – 0.9%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust,

1.75%, 1/30/26	1,070	999

goeasy Ltd.,

4.38%, 5/1/26 (1)	160	154

Macquarie Airfinance Holdings Ltd.,

6.40%, 3/26/29(1)	1,300	1,320

		2,473

Supranationals – 1.1%

European Investment Bank,

0.38%, 7/24/24	3,000	2,954

Transportation & Logistics – 0.1%

Air Canada,

3.88%, 8/15/26(1)	320	306

Total Foreign Issuer Bonds

(Cost $27,803)		27,417

U.S. GOVERNMENT AGENCIES – 9.7% (6)

Fannie Mae – 3.2%

Pool #555649,

7.50%, 10/1/32	5	5

Pool #AD0915,

5.50%, 12/1/38	15	16

Pool #AI3471,

5.00%, 6/1/41	49	49

Pool #BA6574,

3.00%, 1/1/31	448	427

Pool #BC0266,

3.50%, 2/1/31	394	380

Pool #BC1465,

2.50%, 7/1/31	258	242

Pool #BE0514,

2.50%, 11/1/31	776	725

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 9.7% (6) continued

Fannie Mae – 3.2% continued

Pool #BM1239,

3.50%, 2/1/32	$411	$396

Pool #BM4485,

3.00%, 9/1/30	673	649

Pool #BM5017,

3.00%, 3/1/30	386	369

Pool #BM5525,

4.00%, 3/1/31	78	77

Pool #BM5708,

3.00%, 12/1/29	52	50

Pool #FM1534,

4.50%, 9/1/49	668	649

Pool #FM1773,

3.00%, 12/1/31	327	314

Pool #FM1849,

3.50%, 12/1/33	392	377

Pool #FM1852,

3.00%, 7/1/33	488	465

Pool #FM1897,

3.00%, 9/1/32	355	339

Pool #FM3308,

3.00%, 4/1/32	1,054	1,011

Pool #FS2701,

2.50%, 2/1/35	724	679

Pool #FS4618,

4.50%, 2/1/51	763	733

Pool #FS4653,

5.50%, 5/1/53	645	642

Pool #MA3090,

3.00%, 8/1/32	192	181

		8,775

Freddie Mac – 6.1%

Freddie Mac REMICS, Series 4835, Class CA,

3.50%, 1/15/47	329	314

Pool #1B3617,

(Floating, Refinitiv USD IBOR Consumer Cash Fallbacks 1Y Index + 1.92%, 1.92% Floor, 11.11% Cap), 6.17%, 10/1/37(3)	49	49

Pool #RA8880,

5.50%, 4/1/53	836	835

Pool #SB0084,

3.00%, 2/1/32	1,143	1,094

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  287  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 9.7% (6) continued

Freddie Mac – 6.1% continued

Pool #SB0093,

2.50%, 12/1/31	$2,325	$2,173

Pool #SB0215,

3.00%, 2/1/32	391	375

Pool #SB0216,

3.00%, 12/1/32	772	733

Pool #SB0329,

3.00%, 9/1/32	890	850

Pool #SD1360,

5.50%, 7/1/52	852	850

Pool #SD1959,

6.50%, 12/1/52	758	781

Pool #SD2342,

5.00%, 12/1/44	914	913

Pool #SD2665,

6.00%, 4/1/53	822	837

Pool #SD2902,

5.50%, 5/1/53	646	643

Pool #SD2922,

5.00%, 5/1/53	951	930

Pool #SD2999,

5.50%, 6/1/53	963	961

Pool #SD3133,

5.00%, 6/1/53	769	754

Pool #SD3136,

5.50%, 6/1/53	767	767

Pool #SD3174,

5.50%, 6/1/53	770	769

Pool #ZA2807,

2.50%, 2/1/28	55	53

Pool #ZK9070,

3.00%, 11/1/32	389	368

Pool #ZS6689,

2.50%, 4/1/28	171	163

Pool #ZS8598,

3.00%, 2/1/31	516	489

Pool #ZS8675,

2.50%, 11/1/32	804	746

		16,447

Freddie Mac Gold – 0.3%

Pool #A92650,

5.50%, 6/1/40	29	30

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 9.7% (6) continued

Freddie Mac Gold – 0.3% continued

Pool #E04360,

2.50%, 4/1/28	$212	$203

Pool #G18641,

3.00%, 4/1/32	146	138

Pool #G18647,

3.00%, 6/1/32	357	338

		709

Government National Mortgage Association – 0.1%

Government National Mortgage Association, Series 2017-95, Class QG,

2.50%, 8/20/46	368	330

Total U.S. Government Agencies

(Cost $27,592)		26,261

U.S. GOVERNMENT OBLIGATIONS – 49.8

U.S. Treasury Notes – 49.8%

4.50%, 11/30/24	34,140	33,976

4.75%, 7/31/25	15,000	14,975

4.00%, 2/15/26	26,597	26,272

4.13%, 6/15/26	33,300	32,981

4.63%, 11/15/26	27,200	27,297

		135,501

Total U.S. Government Obligations

(Cost $135,725)		135,501

MUNICIPAL BONDS – 0.5%

Florida – 0.5%

Florida State Board of Administration Finance Corp. Taxable Revenue Bonds, Series A,

1.26%, 7/1/25	1,100	1,049

Miami-Dade County Aviation Taxable Revenue Refunding Bonds, Series B,

1.23%, 10/1/25	500	472

		1,521

Total Municipal Bonds

(Cost $1,600)		1,521

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  288  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

5.13%(7) (8)	6,700,519	$6,701

Total Investment Companies

(Cost $6,701)		6,701

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.9%

U.S. Treasury Bills,

5.30%, 4/11/24(9) (10)	$215	$214

5.18%, 6/13/24(9)	2,200	2,177

Total Short-Term Investments

(Cost $2,391)		2,391

Total Investments – 101.6%

(Cost $279,553)		276,225

Liabilities less Other Assets – (1.6%)		(4,474)

NET ASSETS – 100.0%		$271,751

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $20,464,000 or 7.5% of net assets.

(2)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2024.

(3)	Variable or floating rate security. Rate as of March 31, 2024 is disclosed.

(4)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.

(5)	Perpetual bond. Maturity date represents next call date.

(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(8)	7-day current yield as of March 31, 2024 is disclosed.

(9)	Discount rate at the time of purchase.

(10)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

5Y - 5 Year

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

IBOR - Interbank Offered Rates

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2024, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000S)(1)

2-Year U.S. Treasury Note	166	$33,944	Long	6/24	$(25)

5-Year U.S. Treasury Note	(60)	(6,421)	Long	6/24	(18)

Total					$(43)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	6.4%

Commercial Mortgage-Backed Securities	1.5%

Corporate Bonds	20.2%

Foreign Issuer Bonds	10.1%

U.S. Government Agencies	9.7%

U.S. Government Obligations	49.8%

Municipal Bonds	0.5%

Investment Companies	2.5%

Short-Term Investments	0.9%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  289  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued	MARCH 31, 2024

rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-backed securities(1)	$—	$17,476	$—	$17,476
Commercial Mortgage-Backed Securities	—	3,982	—	3,982
Corporate Bonds(1)	—	54,975	—	54,975
Foreign Issuer Bonds(1)	—	27,417	—	27,417
U.S. Government Agencies(1)	—	26,261	—	26,261
U.S. Government Obligations	—	135,501	—	135,501
Municipal Bonds(1)	—	1,521	—	1,521
Investment Companies	6,701	—	—	6,701
Short-Term Investments	—	2,391	—	2,391

Total Investments	$6,701	$269,524	$—	$276,225
OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(43)	$—	$—	$(43)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  290  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 1.1%

Auto Loan – 0.8%

BMW Vehicle Lease Trust, Series

2024-1, Class A4

5.00%, 6/25/27	$6,100	$6,083

CarMax Auto Owner Trust, Series

2024-1, Class A3

4.92%, 10/16/28	1,000	998

Ford Credit Auto Lease Trust, Series

2024-A, Class A4

5.05%, 6/15/27	1,000	997

Ford Credit Auto Owner Trust, Series

2023-C, Class A2A

5.68%, 9/15/26	2,000	2,003

GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A2A

5.74%, 9/16/26	917	918

Mercedes-Benz Auto Receivables Trust,

Series 2024-1, Class A3

4.80%, 4/16/29	6,000	5,976

World Omni Auto Receivables Trust,

Series 2024-A, Class A3

4.86%, 3/15/29	2,760	2,752

		19,727

Credit Card – 0.3%

Synchrony Card Funding LLC, Series

2024-A1, Class A

5.04%, 3/15/30	2,250	2,248

WF Card Issuance Trust, Series

2024-A1, Class A

4.94%, 2/15/29	5,000	5,002

		7,250

Other – 0.0%

CNH Equipment Trust, Series 2024-A, Class A3

4.77%, 6/15/29	1,120	1,114

Total Asset-Backed Securities

(Cost $28,144)		28,091

CORPORATE BONDS – 9 ..7%

Asset Management – 0.4%

FS KKR Capital Corp.,

1.65%, 10/12/24	10,000	9,767

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 9.7% continued

Automotive – 0.7%

General Motors Financial Co., Inc.,

(Floating, U.S. SOFR + 0.62%), 5.97%, 10/15/24 (1)	$2,000	$2,000

Hyundai Capital America,

5.25%, 1/8/27 (2)	5,000	4,997

Nissan Motor Acceptance Co. LLC,

1.13%, 9/16/24 (2)	4,500	4,398

Toyota Motor Credit Corp.,

4.80%, 1/5/26	5,000	4,982

		16,377

Banking – 3.3%

Bank of America Corp.,

(Variable, U.S. SOFR + 1.29%), 5.08%, 1/20/27 (3)	10,000	9,952

Citigroup, Inc.,

(Variable, U.S. SOFR + 0.69%), 2.01%, 1/25/26 (3)	10,000	9,694

Citizens Bank N.A.,

(Variable, U.S. SOFR + 1.40%), 4.12%, 5/23/25 (3)	5,000	4,981

Huntington National Bank (The),

(Variable, U.S. SOFR + 1.21%), 4.01%, 5/16/25 (3)	5,000	4,981

JPMorgan Chase & Co.,

(Variable, U.S. SOFR + 0.98%), 3.85%, 6/14/25 (3)	5,000	4,978

(Floating, U.S. SOFR + 0.77%), 6.15%, 9/22/27 (1)	11,400	11,395

KeyBank N.A.,

4.70%, 1/26/26	1,250	1,221

Santander Holdings U.S.A., Inc.,

(Variable, U.S. SOFR Compounded Index + 1.38%), 4.26%, 6/9/25 (3)	9,500	9,446

Truist Financial Corp.,

(Floating, U.S. SOFR + 0.40%), 5.78%, 6/9/25 (1)	5,000	4,988

Wells Fargo & Co.,

(Variable, CME Term SOFR 3M + 1.09%), 2.41%, 10/30/25 (3)	10,000	9,810

Wells Fargo Bank N.A.,

5.25%, 12/11/26	11,775	11,818

		83,264

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 291 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 9.7% continued

Biotechnology & Pharmaceuticals – 0.0%

Bristol-Myers Squibb Co.,

4.90%, 2/22/27	$170	$170

Consumer Services – 0.3%

Yale University,

0.87%, 4/15/25	7,633	7,257

Electric Utilities – 0.6%

Black Hills Corp.,

1.04%, 8/23/24	5,700	5,600

NextEra Energy Capital Holdings, Inc.,

5.75%, 9/1/25	10,000	10,040

		15,640

Food – 0.5%

General Mills, Inc.,

4.70%, 1/30/27	1,666	1,652

Tyson Foods, Inc.,

3.95%, 8/15/24	10,000	9,941

		11,593

Institutional Financial Services – 0.4%

Goldman Sachs Group (The), Inc.,

3.50%, 11/16/26	10,000	9,579

Insurance – 1.7%

Corebridge Financial, Inc.,

3.50%, 4/4/25	10,000	9,792

Metropolitan Life Global Funding I,

(Floating, U.S. SOFR + 0.30%), 5.68%, 9/27/24 (1) (2)	5,000	5,003

New York Life Global Funding,

0.90%, 10/29/24 (2)	8,600	8,379

(Floating, U.S. SOFR + 0.48%), 5.86%, 6/9/26 (1) (2)	10,000	9,977

Security Benefit Global Funding,

1.25%, 5/17/24	9,300	9,240

		42,391

Machinery – 0.2%

John Deere Capital Corp.,

4.50%, 1/8/27	5,000	4,962

Medical Equipment & Devices – 0.5%

Baxter International, Inc.,

1.32%, 11/29/24	5,000	4,857

Zimmer Biomet Holdings, Inc.,

1.45%, 11/22/24	7,600	7,396

		12,253

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS - 9.7% continued

Retail - Discretionary – 0.2%

Home Depot (The), Inc.,

4.95%, 9/30/26	$4,515	$4,524

Semiconductors – 0.0%

Intel Corp.,

4.88%, 2/10/26	795	793

Specialty Finance – 0.8%

Air Lease Corp.,

0.80%, 8/18/24	10,000	9,810

Synchrony Financial,

4.88%, 6/13/25	10,000	9,852

		19,662

Technology Services – 0.1%

Global Payments, Inc.,

1.50%, 11/15/24	3,450	3,362

Total Corporate Bonds

(Cost $243,354)		241,594

FOREIGN ISSUER BONDS – 11. 8%

Banking – 9.5%

Banco Santander S.A.,

(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 5.74%, 6/30/24 (3)	5,000	4,997

5.15%, 8/18/25	5,000	4,962

Bank of Montreal,

(Floating, U.S. SOFR Compounded Index + 0.62%), 6.00%, 9/15/26 (1)	14,600	14,589

Bank of Nova Scotia (The),

(Floating, U.S. SOFR + 0.61%), 5.99%, 9/15/26 (1)	14,770	14,791

Banque Federative du Credit Mutuel S.A.,

(Floating, U.S. SOFR Compounded Index + 0.41%), 5.77%, 2/4/25 (1) (2)	18,000	18,012

Commonwealth Bank of Australia,

(Floating, U.S. SOFR + 0.40%), 5.75%, 7/7/25 (1) (2)	5,000	5,004

Cooperatieve Rabobank U.A.,

1.38%, 1/10/25	5,000	4,849

5.50%, 7/18/25	10,000	10,037

4.85%, 1/9/26	4,200	4,191

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  292  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 11.8% continued

Banking – 9.5% continued

Credit Suisse A.G.,

3.63%, 9/9/24	$5,000	$4,953

DBS Group Holdings Ltd.,

1.17%, 11/22/24 (2)	15,000	14,583

(Floating, U.S. SOFR Compounded Index + 0.30%), 5.67%, 11/22/24 (1) (2)	5,000	5,001

Deutsche Bank A.G.,

(Floating, U.S. SOFR + 1.22%), 6.58%, 11/16/27 (1)	7,500	7,422

Federation des Caisses Desjardins du Quebec,

4.40%, 8/23/25 (2)	5,000	4,939

ING Groep N.V.,

(Floating, U.S. SOFR Compounded Index + 1.01%), 6.39%, 4/1/27 (1)	23,800	23,880

Macquarie Bank Ltd.,

5.39%, 12/7/26 (2)	5,000	5,027

Macquarie Group Ltd.,

(Floating, U.S. SOFR + 0.71%), 6.06%, 10/14/25 (1) (2)	15,740	15,728

Mizuho Financial Group, Inc.,

(Floating, U.S. SOFR + 0.96%), 6.33%, 5/22/26 (1)	10,000	10,038

National Bank of Canada,

(Variable, U.S. SOFR + 1.01%), 3.75%, 6/9/25 (3)	9,160	9,120

Nationwide Building Society,

(Floating, U.S. SOFR + 1.29%), 6.65%, 2/16/28 (1) (2)	9,300	9,310

NatWest Markets PLC,

(Floating, U.S. SOFR + 0.76%), 6.14%, 9/29/26 (1) (2)	7,800	7,764

Royal Bank of Canada,

(Floating, U.S. SOFR Compounded

Index + 0.59%), 5.95%, 11/2/26 (1)	10,000	9,996

Sumitomo Mitsui Financial Group, Inc.,

5.46%, 1/13/26	10,000	10,035

(Floating, U.S. SOFR + 0.88%), 6.23%, 1/14/27 (1)	9,880	9,888

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 11.8% continued

Banking – 9.5% continued

Toronto-Dominion Bank (The),

(Floating, U.S. SOFR + 0.35%), 5.73%, 9/10/24 (1)	$5,000	$5,003

5.10%, 1/9/26	5,000	5,010

		239,129

Institutional Financial Services – 0.4%

Nomura Holdings, Inc.,

5.71%, 1/9/26	10,000	10,029

Oil & Gas Producers – 0.3%

TransCanada PipeLines Ltd.,

1.00%, 10/12/24	7,910	7,712

Specialty Finance – 0.4%

AerCap Ireland Capital DAC/AerCap

Global Aviation Trust,

1.65%, 10/29/24	10,000	9,756

Transportation & Logistics – 0.8%

Canadian Pacific Railway Co.,

1.35%, 12/2/24	20,000	19,450

Transportation Equipment – 0.4%

Daimler Truck Finance North

America LLC,

1.63%, 12/13/24 (2)	5,350	5,205

(Floating, U.S. SOFR + 0.75%), 6.13%, 12/13/24 (1) (2)	5,000	5,018

		10,223

Total Foreign Issuer Bonds

(Cost $297,943)		296,299

U.S. GOVERNMENT OBLIGATIONS – 0.8%

U.S. Treasury Notes – 0.8%

4.75%, 7/31/25	20,000	19,967

Total U.S. Government Obligations

(Cost $19,935)		19,967

MUNICIPAL BONDS – 62.2%

Alabama – 3.7%

Alabama Federal Aid Highway Finance Authority Special Obligation Revenue Refunding GARVEE Bonds, Series B, Escrowed to Maturity,

5.00%, 9/1/25	7,425	7,605

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  293  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Alabama – 3.7% continued

Baldwin County Board of Education School Warrants Revenue Refunding Bonds, Prerefunded,

5.00%, 12/1/24(4)	$6,335	$6,396

Black Belt Energy Gas District Gas Supply Revenue Bonds, Subseries D2,

(Floating, U.S. SOFR + 1.40%), 4.99%, 6/1/27(1) (5)	20,000	20,126

Black Belt Energy Gas District Revenue Bonds, Gas Project No. 7-S,

4.00%, 12/1/24	3,000	2,993

Black Belt Energy Gas District Variable Revenue Bonds, Gas Project,

(Floating, SIFMA Municipal Swap Index Yield + 0.35%), 3.99%, 12/1/26(1) (5)	29,000	28,085

Muscle Shoals Utilities Board Water & Sewer Revenue Refunding Bonds, Prerefunded,

5.00%, 12/1/24(4)	1,450	1,463

South East Alabama State Gas Supply District Gas Supply Revenue Bonds, Series C, SIFMA Index-Project No. 1,

(Floating, SIFMA Municipal Swap Index Yield + 0.00%), 4.29%, 4/1/49(1)	26,000	26,000

		92,668

Alaska – 0.4%

North Slope Borough G.O. Unlimited Bonds, Series C,

4.00%, 6/30/24	9,360	9,364

Northern Tobacco Securitization Corp. Settlement Revenue Refunding Senior Bonds, Series A, Class 1,

5.00%, 6/1/24	580	581

		9,945

Arizona – 1.1%

Arizona State Health Facilities Authority Variable Revenue Bonds, Banner Health Services, Unrefunded Balance,

(Floating, SIFMA Municipal Swap Index Yield + 0.25%), 3.89%, 11/4/26(1) (5)	7,635	7,527

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Arizona – 1.1% continued

Arizona State Health Facilities Authority Variable Revenue Refunding Bonds, Banner Health, Prerefunded,

(Floating, SIFMA Municipal Swap Index Yield + 0.25%), 3.89%, 11/4/25(1) (4)	$1,495	$1,491

Arizona State IDA Revenue Bonds, Lincoln South Beltway Project,

5.00%, 2/1/26	2,500	2,583

Arizona State Sports & Tourism Authority Senior Lien Revenue Refunding Bonds, Multipurpose Stadium Facility Project (BAM Insured),

5.00%, 7/1/25	2,500	2,544

Arizona State Transportation Board Revenue GARVEE Bonds GANS, Series A,

5.00%, 7/1/25	1,055	1,078

Glendale Water & Sewer Senior Lien Revenue Refunding Bonds, Series B,

5.00%, 7/1/25	1,225	1,251

Maricopa County IDA Variable Revenue Refunding Bonds, Series B, Banner Health,

(Floating, SIFMA Municipal Swap Index Yield + 0.57%), 4.21%, 10/18/24(1) (5)	7,210	7,201

Maricopa County Unified School District No. 4 G.O. Unlimited Bonds, Series E, Mesa Project of 2018,

5.00%, 7/1/26	1,050	1,095

Phoenix Civic Improvement Corp. Water System Junior Lien Revenue Refunding Bonds, Series B,

5.00%, 7/1/26	1,750	1,755

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds,

5.00%, 1/1/27	2,130	2,248

		28,773

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  294  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

California – 4.0%

Bay Area Toll Authority Toll Bridge Variable Revenue Bonds, San Francisco Bay Area Toll,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 3.94%, 4/1/27(1) (5)	$8,500	$8,324

Bay Area Toll Authority Toll Bridge Variable Revenue Refunding Bonds, San Francisco Bay Area,

(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 4.09%, 4/1/26(1) (5)	8,750	8,651

California State G.O. Unlimited Refunding Bonds, Bidding Group A,

5.00%, 9/1/25	23,650	24,258

California State Municipal Finance Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Series A, Waste Management, Inc.,

4.13%, 10/1/25(5) (6)	4,000	4,016

California State Municipal Finance Authority Student Housing Revenue Bonds, Orchard Park Student Housing Project, Green Bonds (BAM Insured),

5.00%, 5/15/24	500	500

California State Public Works Board Lease Revenue Bonds, Various Capital Projects, Series D,

4.00%, 11/1/24	3,020	3,030

Los Angeles Department of Airports Airport Senior Revenue Bonds (AMT), Green Bond,

5.00%, 5/15/25	420	427

Los Angeles Department of Airports Airport Senior Revenue Bonds (AMT), Private Activity,

5.00%, 5/15/25	1,890	1,920

Los Angeles Unified School District Sustainability G.O. Unlimited Bonds, Series QRR,

5.00%, 7/1/25	4,000	4,095

Metropolitan Water District of Southern California Variable Subordinate Revenue Bonds, Series C,

(Floating, SIFMA Municipal Swap Index Yield + 0.14%), 3.78%, 5/21/24(1) (5)	7,000	6,997

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

California – 4.0% continued

Metropolitan Water District of Southern California Variable Subordinate Revenue Refunding Bonds, Series D,

(Floating, SIFMA Municipal Swap Index Yield + 0.14%), 3.78%, 5/21/24(1) (5)	$3,880	$3,878

Metropolitan Water District of Southern California Variable Subordinate Revenue Refunding Bonds, Series E,

(Floating, SIFMA Municipal Swap Index Yield + 0.14%), 3.78%, 5/21/24(1) (5)	13,625	13,619

Oakland Unified School District Alameda County Election of 2020 G.O. Unlimited Bonds, Series A (AGM Insured),

5.00%, 8/1/26	325	340

Orange County Transportation Authority Revenue BANS, I-405 Improvement Project, Escrowed to Maturity,

5.00%, 10/15/24	10,000	10,090

Sacramento City Unified School District G.O. Unlimited Bonds, Measure H, Election of 2020 (BAM Insured),

5.00%, 8/1/24	3,000	3,012

Sacramento City Unified School District G.O. Unlimited Refunding Bonds (AGM Insured),

4.00%, 7/1/24	1,000	1,001

University Of California Revenue Refunding Bonds, Series B,

5.00%, 5/15/25	4,000	4,088

Vernon Electric System Revenue Bonds, Series A,

5.00%, 10/1/24	1,100	1,104

		99,350

Colorado – 2.4%

Colorado State COPS, Series A,

5.00%, 12/15/25	1,350	1,392

Colorado State Health Facilities Authority Variable Revenue Bonds, Intermountain Healthcare,

(Floating, SIFMA Municipal Swap Index Yield + 0.55%), 4.19%, 8/17/26(1) (5)	22,100	21,945

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  295  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Colorado – 2.4% continued

Denver City & County Airport Revenue Refunding Bonds, Series C,

5.00%, 11/15/25	$9,000	$9,258

Denver City & County Airport Subordinate Revenue Refunding Bonds, Series A,

5.00%, 11/15/24	2,300	2,321

5.00%, 11/15/25	3,160	3,250

5.00%, 11/15/26	15,560	16,319

E-470 Public Highway Authority Variable Revenue Refunding Bonds, Series B,

(Floating, U.S. SOFR + 0.35%), 3.94%, 9/1/24(1) (5)	5,880	5,870

		60,355

Connecticut – 3.0%

Connecticut State Forward Delivery G.O. Unlimited Bonds, Social Bonds,

5.00%, 7/15/24	1,525	1,531

Connecticut State G.O. Unlimited Bonds, Series A,

5.00%, 1/15/26	4,100	4,235

Connecticut State G.O. Unlimited Bonds, Series B, Social Bonds,

4.00%, 6/1/24	2,350	2,351

Connecticut State G.O. Unlimited Refunding Bonds, Series D,

5.00%, 4/15/26	12,175	12,633

Connecticut State G.O. Unlimited Refunding Bonds, Series F,

5.00%, 11/15/25	1,215	1,250

Connecticut State Health & Educational Facilities Authority Variable Revenue Bonds, Series A,

2.80%, 2/10/26(5) (6)	5,000	4,912

Connecticut State HFA Housing Mortgage Finance Program Variable Revenue Bonds, Series A4, Social Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 3.94%, 11/15/24(1) (5)	10,000	9,978

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Connecticut – 3.0% continued

Connecticut State HFA Housing Mortgage Finance Program Variable Revenue Refunding Bonds, Series C, Social Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.63%), 4.27%, 11/15/24(1) (5)	$6,890	$6,890

Connecticut State HFA Mortgage Finance Program Revenue Refunding Bonds (AMT), Series E-5, Social Bond,

5.00%, 5/15/24	2,775	2,777

5.00%, 11/15/24	2,335	2,348

Connecticut State Special Tax Obligation Revenue Bonds, Series B,

5.00%, 10/1/24	700	705

Connecticut State Special Tax Obligation Revenue Bonds, Series D,

5.00%, 11/1/24	2,475	2,496

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series B,

5.00%, 1/1/25	10,000	10,114

Connecticut State Sustainability G.O. Unlimited Refunding Bonds, Series C,

5.00%, 3/1/26	2,715	2,812

Connecticut State Sustainable G.O. Unlimited Refunding Bonds, Series D,

5.00%, 7/15/25	1,480	1,513

Madison G.O. Unlimited BANS,

4.00%, 12/19/24	7,455	7,490

University of Connecticut Revenue Refunding Bonds, Series A,

5.00%, 11/15/25	2,280	2,345

		76,380

District of Columbia – 0.7%

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C,

5.00%, 12/1/24	3,740	3,778

Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/24	2,000	2,010

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  296  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

District Of Columbia – 0.7% continued

Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series B,

5.00%, 10/1/25	$1,400	$1,438

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),

5.00%, 10/1/24	10,000	10,049

		17,275

Florida – 2.8%

Broward County School Board Refunding COPS, Series B,

5.00%, 7/1/25	2,500	2,549

Broward County School Board Refunding COPS, Series C,

5.00%, 7/1/26	5,000	5,203

Cape Coral G.O. Unlimited Bonds,

4.00%, 3/1/25	810	815

Duval County School Board COPS, Series A (AGM Insured),

5.00%, 7/1/25	3,000	3,061

Florida State Board of Education Lottery Revenue Refunding Bonds, Series A,

5.00%, 7/1/25	3,000	3,065

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/25	2,000	2,041

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series B,

5.00%, 6/1/25	1,870	1,908

Florida State Department of Transportation Financing Corp. Revenue Bonds,

5.00%, 7/1/25	4,945	5,054

Hillsborough County Aviation Authority Revenue Bonds, Series A (AMT), Tampa International Airport,

5.00%, 10/1/25	1,500	1,530

Hillsborough County Aviation Authority Tampa International Airport Revenue Bonds, Series B,

5.00%, 10/1/25	1,615	1,657

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Florida – 2.8% continued

Hillsborough County Capital Improvement Non-Ad Valorem Revenue Bonds,

5.00%, 8/1/25	$2,700	$2,763

Miami Special Obligation Revenue Bonds, Series A, New Administrative Building,

5.00%, 3/1/25	360	365

Miami-Dade County G.O. Unlimited Bonds, Building Better Communities Program,

5.00%, 7/1/24	7,000	7,021

Miami-Dade County HFA MFH Revenue Variable Revenue Bonds, Quail Roost Transit Village I (HUD Sector 8 Program),

5.00%, 9/1/25(5) (6)	2,500	2,530

Miami-Dade County IDA Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, Inc., Florida Project,

(Floating, SIFMA Municipal Swap Index Yield + 0.38%), 4.02%, 7/1/24(1) (5)	10,000	9,979

Miami-Dade County Special Obligation Capital Asset Acquisition Revenue Bonds,

5.00%, 4/1/25	2,030	2,064

Miami-Dade County Transit Sales Surtax Revenue Refunding Bonds,

5.00%, 7/1/26	8,955	9,320

Orlando Utilities Commission Utility System Revenue Refunding Bonds, Series A,

5.00%, 10/1/25	3,000	3,077

Palm Beach County Public Improvement Revenue Refunding Bonds, Series A,

5.00%, 11/1/25	1,000	1,009

Sarasota County School Board COPS, Master Lease Program,

5.00%, 7/1/26	1,375	1,432

Seminole County Water & Sewer Revenue Refunding Bonds, Series A,

5.00%, 10/1/24	4,000	4,027

		70,470

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  297  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Georgia – 0.4%

Atlanta G.O. Unlimited Bonds, Series A-1, Social Bonds,

5.00%, 12/1/25	$775	$799

Atlanta G.O. Unlimited Bonds, Series A-2,

5.00%, 12/1/25	1,575	1,624

Douglas County School District G.O. Unlimited Bonds (State Aid Withholding),

5.00%, 4/1/24	1,000	1,000

Georgia State G.O. Unlimited Bonds, Series A, Group 1,

5.00%, 8/1/25	4,000	4,097

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series B,

5.00%, 6/1/24	600	600

5.00%, 6/1/25	700	704

Monroe County Development Authority Pollution Control Variable Revenue Refunding Bonds, Georgia Power Company Plant Scherer,

3.88%, 3/6/26(5) (6)	1,000	1,007

		9,831

Hawaii – 0.4%

Hawaii State G.O. Unlimited Bonds, Series FB,

5.00%, 4/1/27	6,895	7,144

Hawaii State G.O. Unlimited Bonds, Series FT,

5.00%, 1/1/25	2,785	2,818

		9,962

Idaho – 0.1%

Idaho State Health Facilities Authority Revenue Refunding Bonds, Series D, Trinity Health,

5.00%, 12/1/24	1,520	1,532

Illinois – 1.2%

Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT),

5.00%, 1/1/26	3,500	3,575

Chicago O’Hare International Airport Senior Lien Revenue Refunding Bonds (AMT),

5.00%, 1/1/25	1,000	1,006

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Illinois – 1.2% continued

Chicago Park District G.O. Limited Refunding Bonds, Series C,

5.00%, 1/1/26	$2,000	$2,052

Illinois State Finance Authority Revenue Bonds, Northwestern University,

5.00%, 12/1/25	1,850	1,903

Illinois State Finance Authority Variable Revenue Refunding Bonds, Field Museum of Natural History,

(Floating, U.S. SOFR + 1.20%), 4.95%, 9/1/25(1) (5)	9,705	9,682

Illinois State G.O. Unlimited Bonds, Series D,

5.00%, 11/1/24	1,020	1,028

3.25%, 11/1/26	6,855	6,747

Illinois State Housing Development Authority Sustainable Revenue Bonds, Series N (GNMA, FNMA, FHLMC Insured),

3.70%, 10/1/25	800	804

3.80%, 10/1/26	600	606

Metropolitan Water Reclamation District of Greater Chicago G.O. Limited Refunding Bonds, Series C,

5.00%, 12/1/24	2,210	2,229

Metropolitan Water Reclamation District of Greater Chicago G.O. Unlimited Refunding Bonds, Series A,

5.00%, 12/1/25	1,000	1,026

		30,658

Indiana – 1.1%

Decatur Township Multi-School Building Corp. First Mortgage Multipurpose Revenue Refunding Bonds (State Intercept Program),

5.00%, 7/15/25	1,545	1,575

Hamilton Southeastern Schools G.O Limited Bonds (State Intercept Program),

5.00%, 12/31/24	4,700	4,751

Indiana Finance Authority Wastewater Utility First Lien Revenue Refunding Bonds, CWA Authority Project,

5.00%, 10/1/25	1,075	1,102

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  298  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Indiana – 1.1% continued

Indiana State Finance Authority Health System Revenue Bonds, Indiana University Health,

2.25%, 7/1/25(5) (6)	$10,000	$9,827

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, Indiana University Health,

5.00%, 12/1/24	1,420	1,431

Indiana State Finance Authority Revenue Refunding Bonds, Series A, Stadium Project,

5.00%, 2/1/25	1,025	1,038

5.00%, 2/1/26	1,765	1,823

Indiana State Finance Authority Variable Revenue Refunding Bonds, Deaconess Health System,

(Floating, SIFMA Municipal Swap Index Yield + 0.30%), 3.94%, 3/1/27 (1) (5)	6,635	6,444

		27,991

Iowa – 0.4%

Ames G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/24	1,840	1,843

Cedar Rapids G.O. Unlimited Refunding Bonds, Series A,

5.00%, 6/1/25	1,715	1,749

Des Moines Independent Community School District School Infrastructure Sales Revenue Refunding Bonds,

5.00%, 6/1/24	7,155	7,167

		10,759

Kansas – 0.2%

Maize G.O. Unlimited Bonds, Series A,

0.45%, 9/1/24	3,520	3,448

Topeka G.O. Unlimited Refunding Bonds, Series A,

4.00%, 8/15/25	1,925	1,942

		5,390

Kentucky – 0.1%

University of Kentucky General Receipts Revenue Refunding Bonds, Series A,

3.00%, 4/1/26	2,105	2,095

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Louisiana – 0.6%

Louisiana State Gas & Fuels Tax Second Lien Variable Revenue Refunding Bonds, Series A,

(Floating, U.S. SOFR + 0.50%), 4.25%, 5/1/26(1) (5)	$12,305	$12,059

Louisiana State Local Government Environmental Facilities & Community Development Authority Insurance Revenue Bonds, Louisiana Insurance Guaranty Association,

5.00%, 8/15/25	3,000	3,059

		15,118

Maine – 0.1%

Maine State Municipal Bond Bank Revenue Bonds, Series B,

5.00%, 11/1/24	1,125	1,134

Portland G.O. Unlimited Refunding Bonds,

4.00%, 4/1/24	700	700

South Portland G.O. Limited Refunding Bonds,

4.00%, 7/15/24	900	901

		2,735

Maryland – 0.8%

Maryland Stadium Authority Built to Learn Revenue Bonds,

5.00%, 6/1/26	2,180	2,267

Maryland State Community Development Administration Department Housing & Community Development Revenue Bonds, Series B,

0.40%, 9/1/24	1,100	1,083

Maryland State G.O. Refunding Unlimited Bonds, Series B,

5.00%, 8/1/25	2,085	2,135

Maryland State Transportation Authority Revenue Refunding Bonds, Series A, Transportation Facilities Projects,

5.00%, 7/1/25	1,220	1,246

Montgomery County G.O. Unlimited Bonds, Series A,

5.00%, 8/1/25	4,500	4,607

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  299  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Maryland – 0.8% continued

University System of Maryland Auxilary Facility & Tuition Revenue Bonds, Series A,

5.00%, 4/1/25	$600	$610

Washington Suburban Sanitary District Consolidated Public Improvement Revenue Bonds, Second Series (County Gtd.), Prerefunded,

4.00%, 6/1/24(4)	8,265	8,267

Washington Suburban Sanitary District Revenue Bonds (County Gtd.),

5.00%, 6/1/24	1,000	1,002

		21,217

Massachusetts – 0.1%

Massachusetts State Federal Highway Revenue GARVEE Bonds GANS, Series A,

5.00%, 6/15/25	2,360	2,368

Michigan – 1.9%

Michigan State Finance Authority Revenue Refunding Bonds, MidMichigan Health Hospital, Prerefunded,

5.00%, 6/1/24(4)	5,000	5,008

Michigan State Finance Authority Variable Revenue Refunding Bonds, Beaumont-Spectrum Consolidation,

(Floating, SIFMA Municipal Swap Index Yield + 0.75%), 4.39%, 4/15/27(1) (5)	15,000	14,874

Michigan State HDA Rental Housing Revenue Bonds, Series A,

3.35%, 4/1/26	655	648

Michigan State Revenue Refunding GARVEE Bonds GANS,

5.00%, 3/15/27	4,435	4,689

Michigan State Strategic Fund Ltd. Obligation Revenue Refunding Bonds, Facility for Rare Isotope Beam,

5.00%, 12/1/26	3,090	3,242

Romulus Community School G.O. Unlimited Refunding Bonds , Series A (Q-SBLF Insured),

4.00%, 5/1/24	1,270	1,270

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Michigan – 1.9% continued

South Lyon Community Schools G.O. Unlimited Bonds, Series II,

4.00%, 5/1/25	$1,800	$1,814

Traverse City Area Public Schools G.O. Unlimited Bonds, Series II,

3.00%, 5/1/24	3,375	3,371

Wayne County Airport Authority Revenue Refunding Bonds (AMT),

4.00%, 12/1/24(2)	11,730	11,705

		46,621

Minnesota – 2.4%

Hennepin County G.O. Unlimited Bonds, Series C,

5.00%, 12/15/25	4,405	4,541

Lakeville Independent School District No. 194 G.O. Unlimited Refunding Bonds, Series C (School District Credit Program),

5.00%, 2/1/25	3,745	3,796

Minnesota Municipal Gas Agency Commodity Supply Variable Revenue Bonds, Series B,

(Floating, U.S. SOFR + 1.00%), 4.59%, 12/1/27(1) (5)	40,000	39,752

Minnesota State G.O. Unlimited Bonds, Series B,

5.00%, 8/1/25	5,000	5,118

Minnesota State Rural Water Finance Authority Public Projects Construction Revenue Notes,

4.38%, 4/1/25	7,000	7,006

		60,213

Mississippi – 0.2%

Mississippi State Development Bank Special Obligation Revenue Bonds, Canton Public School District (AGM Insured), Prerefunded,

5.00%, 12/1/25(4)	1,530	1,575

Mississippi State Development Bank Special Obligations Revenue Refunding Bonds, Series A, Harrison County Highway,

5.00%, 1/1/25	3,000	3,032

		4,607

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  300  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Missouri – 0.8%

Missouri State Highways & Transportation Commission State Road Revenue Bonds, Mega Project (State Appropriation Insured),

5.00%, 5/1/26	$20,000	$20,809

Ritenour School District G.O. Unlimited Refunding Bonds (State Aid Direct Deposit Program),

5.00%, 3/1/26	575	594

		21,403

Nebraska – 0.3%

Douglas County School District No. 1 G.O. Unlimited Refunding Bonds, Series B,

5.00%, 12/15/24	6,590	6,656

Nevada – 0.8%

Clark County Airport Revenue Refunding Bonds (AMT), Jet Aviation Fuel Tax,

5.00%, 7/1/24	1,500	1,503

5.00%, 7/1/25	2,550	2,587

Clark County Airport Subordinate Revenue Refunding Bonds, Series B (AMT),

5.00%, 7/1/24	2,000	2,004

Clark County School District Building G.O. Limited Refunding Bonds, Series A,

5.00%, 6/15/25	6,345	6,464

Clark County School District G.O. Limited Bonds, Series A,

5.00%, 6/15/24	6,935	6,950

Clark County School District G.O. Limited Refunding Bonds, Series B,

5.00%, 6/15/26	1,040	1,082

		20,590

New Hampshire – 0.1%

New Hampshire State HFA Multi-Family Revenue Bonds, Series 3 (FHA Insured),

3.80%, 7/1/26	1,000	1,001

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

New Hampshire – 0.1% continued

New Hampshire State Housing Finance Authority Multifamily Revenue Bonds, Series 4 (FHA Insured),

3.63%, 4/1/26	$1,000	$993

		1,994

New Jersey – 1.5%

Clifton General Improvement G.O. Unlimited Refunding Bonds (BAM Insured),

3.00%, 8/15/24	500	498

Essex County G.O. Unlimited Bonds, Series A and C,

2.00%, 8/15/24	2,280	2,256

Fair Lawn G.O. Unlimited Bonds,

2.00%, 9/1/24	1,980	1,957

Jersey City Redevelopment Agency Revenue Bonds, Bayfront Redevelopment Project (Municipal Government Gtd.),

4.00%, 12/15/24	5,350	5,361

Mercer County G.O. Unlimited Bonds,

3.00%, 2/15/26	2,830	2,805

Monmouth County Improvement Authority Revenue Bonds,

5.00%, 12/1/25	725	748

5.00%, 12/1/26	1,350	1,423

New Jersey State EDA Revenue Bonds, Series WW, Prerefunded,

5.25%, 6/15/25(4)	5,000	5,117

New Jersey State EDA Revenue School Facilities Construction Revenue Refunding Bonds, Series GGG,

5.25%, 9/1/26	5,000	5,222

New Jersey State Educational Facilities Authority Revenue Bonds, Higher Education Equipment Lease,

5.00%, 9/1/25	1,655	1,692

New Jersey State G.O. Unlimited Bonds, Covid-19 Go Emergency Bonds,

5.00%, 6/1/25	6,165	6,276

New Jersey State Transportation Trust Fund Authority Revenue Refunding Bonds, Series A,

5.00%, 6/15/25	2,250	2,290

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 301 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

New Jersey – 1.5% continued

River Vale Township School District G.O. Unlimited Bonds (School Board Resource Fund Insured),

1.00%, 6/15/24	$1,130	$1,120

Waldwick New Jersey District G.O. Unlimited Bonds (School Board Resource Fund Insured),

1.00%, 7/15/24	595	587

		37,352

New Mexico – 0.5%

New Mexico Finance Authority Senior Lien Revenue Bonds, Series A,

5.00%, 6/1/25	5,200	5,304

New Mexico State G.O. Unlimited Bonds,

5.00%, 3/1/26	7,315	7,577

		12,881

New York – 5.4%

Erie County Industrial Development Agency School Facility Revenue Refunding Bonds, School District & Buffalo City Project (State Aid Withholding),

5.00%, 5/1/24	2,350	2,351

Long Island Power Authority Electric System Variable Revenue Refunding Bonds, Series C,

(Floating, SIFMA Municipal Swap Index Yield + 0.45%), 4.09%, 9/1/25(1) (5)	11,500	11,385

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries G-1,

(Floating, U.S. SOFR + 0.43%), 4.02%, 11/1/26(1)	960	955

Metropolitan Transportation Authority Variable Revenue Tender Notes,

(Floating, U.S. SOFR + 0.65%), 4.24%, 4/1/26(1) (5)	40,000	39,721

Monroe County G.O. Limited Bonds,

5.00%, 6/1/25	3,360	3,427

New York City Transitional Finance Authority Future Tax Subordinate Revenue Refunding Bonds, Series C,

5.00%, 11/1/26	3,580	3,638

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

New York – 5.4% continued

New York G.O. Unlimited Refunding Bonds, Series A,

5.00%, 8/1/26	$5,000	$5,220

New York G.O. Unlimited Refunding Bonds, Series C,

5.00%, 8/1/26	2,500	2,610

New York G.O. Unlimited Refunding Bonds, Series C-1,

5.00%, 8/1/25	12,500	12,797

5.00%, 8/1/26	1,890	1,973

New York State Dorm Authority State Personal Income Tax Revenue Refunding Bonds, Series A,

5.00%, 3/15/26	15,000	15,566

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program, Series A (AGM Insured),

4.00%, 10/1/25	4,165	4,222

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 235 (AMT), Social Bonds,

0.65%, 4/1/24	710	710

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, MTA Bridges & Tunnels, Green Bonds,

5.00%, 11/15/24	11,000	11,111

5.00%, 11/15/25	3,500	3,605

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Variable Revenue Refunding Bonds, Series E, Green Bonds,

(Floating, U.S. SOFR + 1.05%), 4.64%, 4/1/26(1)	15,560	15,590

		134,881

North Carolina – 2.9%

Charlotte Airport Revenue Refunding Bonds, Series A,

5.00%, 7/1/24	4,000	4,013

North Carolina State Limited Obligation Revenue Bonds, Series B, Build NC Programs,

5.00%, 5/1/26	3,520	3,662

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  302  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

North Carolina – 2.9% continued

University of North Carolina at Chapel Hill Revenue Bonds, Series B,

(Floating, U.S. SOFR + 0.65%), 4.24%, 6/1/25(1) (5)	$30,000	$30,022

University of North Carolina at Chapel Hill Variable Revenue Refunding Bonds, Series 2019A, Remarketing Supplement,

(Floating, U.S. SOFR + 0.65%), 4.24%, 6/1/25(1) (5)	11,500	11,508

University of North Carolina at Chapel Hill Variable Revenue Refunding Bonds, Series 2019B, Remarketing Supplement,

(Floating, U.S. SOFR + 0.65%), 4.24%, 6/1/25(1) (5)	23,925	23,942

		73,147

North Dakota – 0.6%

Cass County Joint Water Resource District G.O. Unlimited Bonds, Series A, Escrowed to Maturity,

0.48%, 5/1/24	12,990	12,954

University of North Dakota COPS, Series A (AGM Insured),

5.00%, 6/1/24	1,000	1,002

		13,956

Ohio – 1.3%

American Municipal Power-Ohio, Inc., Revenue Refunding Bonds, Prairie State Energy Campus Project,

5.00%, 2/15/25	615	623

5.00%, 2/15/26	3,000	3,088

Cincinnati G.O. Unlimited Bonds, Series A,

5.00%, 12/1/24	4,000	4,039

Cleveland G.O. Limited refunding Bonds, Series A,

5.00%, 12/1/25	3,555	3,666

Columbus G.O. Unlimited Bonds, Series A,

5.00%, 7/1/24	3,500	3,511

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Ohio – 1.3% continued

Cuyahoga Metropolitan Housing Authority Multifamily Housing Variable Revenue Bonds, Carver Park Phase III (FHA Insured, HUD Sector 8 Program),

4.00%, 6/1/25(5) (6)	$3,150	$3,146

Cuyahoga Metropolitan Housing Authority Multifamily Housing Variable Revenue Bonds, Wade Park Apartments (FHA Insured, HUD Sector 8 Program),

4.75%, 12/1/25(5) (6)	2,000	2,017

Northeast Ohio Regional Sewer District Revenue Refunding Bonds, Prerefunded,

5.00%, 11/15/24(4)	8,265	8,334

Ohio State G.O. Unlimited Bonds, Series Y,

5.00%, 5/1/26	1,000	1,041

Ohio State Mental Health Capital Facilities Revenue Bonds, Mental Health Facilities Improvement,

5.00%, 2/1/25	2,000	2,026

		31,491

Oklahoma – 0.5%

Oklahoma County Independent School District No. 12 G.O. Unlimited Bonds, Edmond School District,

1.25%, 6/1/24	13,000	12,915

Oregon – 0.3%

Oregon State Department of Transportation Highway User Tax Senior Lien Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 11/15/24(4)	5,500	5,548

Port of Portland Airport Revenue Bonds, Series 28 (AMT),

5.00%, 7/1/25	2,500	2,538

Union County Hospital Facility Authority Revenue Bonds, Grand Ronde Hospital Project,

5.00%, 7/1/24	125	125

5.00%, 7/1/25	125	126

		8,337

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 303 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Pennsylvania – 4.8%

Allegheny County Higher Education Building Authority College Variable Revenue Refunding Bonds, Carnegie Mellon University,

(Floating, U.S. SOFR + 0.29%), 4.04%, 8/1/27(1) (5)	$5,000	$4,928

Allegheny County Hospital Development Authority UPMC Variable Revenue Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.70%), 4.34%, 5/15/27(1) (5)	40,000	39,682

Bethlehem Area School District Authority Variable Revenue Refunding Bonds, Bethlehem Area School (State Aid Withholding),

(Floating, U.S. SOFR + 0.35%), 3.94%, 11/1/25(1) (5)	4,415	4,346

Centre County Hospital Authority Revenue Refunding Bonds, Mount Nittany Medical Center Project, Prerefunded,

5.00%, 11/15/25(4)	6,250	6,412

Delaware Valley Regional Financial Authority Variable Revenue Bonds, Series B,

(Floating, SIFMA Municipal Swap Index Yield + 0.40%), 4.04%, 3/1/26(1) (5)	7,000	6,861

Delaware Valley Regional Financial Authority Variable Revenue Bonds, Series C,

(Floating, U.S. SOFR + 0.49%), 4.08%, 3/1/27(1) (5)	11,000	10,771

Montgomery County IDA Health System Revenue Refunding Bonds, Albert Einstein Healthcare, Prerefunded,

5.25%, 1/15/25(4)	5,215	5,280

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, Inc., Project,

(Floating, SIFMA Municipal Swap Index Yield + 0.40%), 4.04%, 6/3/24(1) (5)	13,165	13,146

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Pennsylvania – 4.8% continued

Pennsylvania State G.O. Unlimited Bonds,

5.00%, 10/1/24	$6,010	$6,054

Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds, Series 136, Social Bonds,

5.00%, 4/1/24	750	750

Pennsylvania State Turnpike Commission Registration Fee Variable Revenue Refunding Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.85%), 4.49%, 7/15/26(1) (5)	2,500	2,501

Philadelphia Airport Revenue Refunding Bonds (AMT), Private Activity,

5.00%, 7/1/24	1,200	1,202

Philadelphia School District G.O. Limited Bonds, Series A (State Aid Withholding),

5.00%, 9/1/24	630	633

Philadelphia School District G.O. Limited Bonds, Series B, Green Bonds (State Aid Withholding),

5.00%, 9/1/24	600	603

Philadelphia Water & Wastewater Revenue Refunding Bonds, Series B (AGM Insured),

5.00%, 9/1/25	2,000	2,051

University of Pittsburgh - of The Commonwealth System of Higher Education Revenue Refunding Bonds,

4.00%, 4/15/26	14,110	14,365

		119,585

Puerto Rico – 0.2%

Puerto Rico HFA Multifamily Collateralized Variable Revenue Bonds, Mirador Las Casas Project (HUD Sector 8 Program),

5.00%, 3/1/26(5) (6)	4,250	4,366

South Carolina – 0.6%

Clover School District No. 2 G.O. Unlimited BANS (SCSDE Insured),

5.00%, 10/3/24	10,000	10,068

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  304  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

South Carolina – 0.6% continued

Greenville County School District Installment Purchase Revenue Refunding Bonds, South Carolina Project,

5.00%, 12/1/25	$3,125	$3,218

Greenwood School District No. 50 G.O. Unlimited Bonds, Series B (SCSDE Insured),

5.00%, 3/1/25	2,005	2,032

Lancaster County School Public Facilities Corp. Installment Purchase Revenue Bonds, Lancaster County Project,

5.00%, 6/1/25	400	407

5.00%, 6/1/26	375	390

		16,115

Tennessee – 1.3%

Johnson City Health & Educational Facilities Board Multifamily Variable Revenue Bonds, Tapestry At Roan Hill (Housing & Urban Development Sector 8 Program),

3.60%, 12/1/26(5) (6)	3,000	2,982

Knox County Health Educational & Housing Facility Board Multifamily Housing Variable Revenue Bonds, Westview Towers Project (HUD Sector 8 Program),

3.95%, 12/1/25(5) (6)	3,500	3,475

Knoxville G.O. Unlimited Refunding Bonds,

5.00%, 5/1/25	7,235	7,371

Metropolitan Government Nashville & Davidson County Electric Revenue Bonds, Series A,

5.00%, 5/15/26	1,000	1,041

Metropolitan Government Nashville & Davidson County Electric Revenue Refunding Bonds, Series B,

5.00%, 5/15/26	2,200	2,289

Metropolitan Nashville Airport Authority Subordinate Revenue Bonds, Series B (AMT),

5.00%, 7/1/25	1,200	1,213

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Tennessee – 1.3% continued

Tennessee State G.O. Unlimited Bonds, Series A,

5.00%, 5/1/26	$12,680	$13,188

		31,559

Texas – 5.7%

Aldine Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 2/15/27	1,450	1,530

Alvarado Independent School District Variable G.O. Unlimited Bonds (PSF, Gtd.),

2.75%, 8/15/25(5) (6)	2,000	1,970

Austin G.O. Limited Refunding Bonds,

5.00%, 9/1/25	3,225	3,306

Austin Independent School District G.O. Unlimited Bonds,

5.00%, 8/1/25	5,000	5,115

Austin Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 8/1/24	1,750	1,758

Austin Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), Prerefunded,

5.00%, 8/1/25(4)	2,035	2,081

Austin Water & Wastewater System Revenue Refunding Bonds,

5.00%, 11/15/25	1,000	1,026

Collin County Community College District G.O. Limited Bonds, Series A,

5.00%, 8/15/25	1,760	1,801

Collin County Permanent Improvement G.O. Limited Bonds,

5.00%, 2/15/26	3,345	3,462

Dallas & Fort Worth International Airport Revenue Refunding Bonds, Series A,

5.00%, 11/1/24	1,000	1,007

Dallas Hotel Occupancy Tax Revenue Refunding Bonds,

5.00%, 8/15/24	1,500	1,506

Dallas Improvement G.O. Limited Refunding Bonds,

5.00%, 2/15/26	4,000	4,128

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 305 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Texas – 5.7% continued

Dallas Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), Prerefunded,

5.00%, 2/15/25(4)	$7,500	$7,597

Denton County Tax Notes G.O. Limited Bonds,

5.00%, 9/30/24	3,915	3,942

Fort Bend Independent School District G.O. Unlimited Refunding Bonds, Series E (PSF, Gtd.),

5.00%, 2/15/25	2,215	2,245

Harris County Cultural Education Facilities Finance Corp. Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine,

5.00%, 11/15/24	3,200	3,222

Harris County Flood Control District G.O. Limited Bonds, Series A,

5.00%, 10/1/25	1,500	1,538

Harris County Flood Control District G.O. Limited Bonds, Series A, Sustainability Bond,

5.00%, 10/1/25	375	385

Harris County Permanent Improvement G.O. Limited Refunding Bonds, Series A,

5.00%, 10/1/25	1,825	1,871

Houston G.O. Limited Bonds, Series A,

5.00%, 3/1/25	850	862

Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment,

5.00%, 9/1/24	2,315	2,324

Houston Independent School District Public Facility Corp. Lease Revenue Refunding Bonds,

5.00%, 9/15/25	1,880	1,929

Irving Waterworks & Sewer Revenue Refunding Bonds,

5.00%, 8/15/26	1,585	1,651

Lake Travis Independent School District G.O. Unlimited Bonds (PSF-Gtd.),

5.00%, 2/15/25	9,575	9,701

Lubbock Electric Light & Power System Revenue Bonds,

5.00%, 4/15/24	875	875

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Texas – 5.7% continued

Lubbock Electric Light & Power System Revenue Refunding Bonds,

5.00%, 4/15/25	$375	$381

5.00%, 4/15/26	675	698

Mission Consolidated Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.),

5.00%, 2/15/25	1,215	1,231

North Texas State Municipal District Water System Revenue Refunding & Improvement Bonds,

5.00%, 9/1/26	5,000	5,003

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier,

5.00%, 1/1/26	4,000	4,126

Pasadena Independent School District G.O. Unlimited Refunding Bonds,

5.00%, 2/15/26	1,000	1,034

Round Rock Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.),

5.00%, 8/1/26	7,440	7,775

San Antonio Electric & Gas Junior Lien Variable Revenue Bonds,

(Floating, SIFMA Municipal Swap Index Yield + 0.87%), 4.51%, 12/1/25(1) (5)	10,000	9,985

San Antonio G.O. Limited Bonds,

5.00%, 2/1/25	10,000	10,134

San Antonio Housing Trust Public Facility Corp. MFH Variable Revenue Bonds, Country Club Village,

4.00%, 8/1/25(5) (6)	1,500	1,501

San Antonio Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.),

5.00%, 8/15/26	1,590	1,662

Sinton Independent School District G.O. Unlimited Bonds (PSF, Gtd.),

5.00%, 8/15/25	1,000	1,023

Texas State A & M Permanent University Fund Revenue Refunding Bonds, Series A, Board of Regents,

5.00%, 7/1/24	2,000	2,006

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  306  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Texas – 5.7% continued

Texas State Affordable Housing Corp. Multifamily Housing Variable Revenue Bonds, Norman Commons,

3.63%, 1/1/27(5) (6)	$3,400	$3,365

Texas State G.O. Unlimited Bonds (AMT),

6.00%, 8/1/24	1,420	1,429

Texas State G.O. Unlimited Refunding Bonds, Series B,

5.00%, 8/1/25	5,040	5,159

Texas State G.O. Unlimited Refunding Bonds, Series B-1,

5.00%, 8/1/25	2,000	2,047

Texas State Water Development Board Revolving Fund Revenue Bonds,

5.00%, 8/1/26	3,865	4,040

University of Texas Revenue Bonds, Series E,

5.00%, 8/15/25	2,695	2,758

Williamson County G.O. Unlimited Bonds, Prerefunded,

4.00%, 2/15/25(4)	10,000	10,048

		142,237

Utah – 0.1%

Salt Lake City Airport Revenue Bonds, Series A (AMT),

5.00%, 7/1/24	1,000	1,002

Utah State G.O. Unlimited Bonds,

5.00%, 7/1/24	2,000	2,006

		3,008

Virginia – 0.7%

Alexandria G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 12/15/24	6,525	6,597

Loudoun County G.O. Unlimited Bonds, Series A (State Aid Withholding),

5.00%, 12/1/24	4,400	4,445

Spotsylvania County Water & Sewer System Revenue Refunding Bonds,

5.00%, 6/1/26	1,000	1,020

Virginia State Housing Development Authority Commonwealth Mortgage Variable Revenue Bonds, Series E-2,

3.90%, 7/1/25(5) (6)	4,715	4,708

		16,770

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Washington – 4.7%

Central Puget Sound Regional Transit Authority Sales & Use Tax Variable Revenue Bonds, Series 2015S, Green Bond,

(Floating, SIFMA Municipal Swap Index Yield + 0.20%), 3.84%, 11/1/26(1) (5)	$24,000	$23,650

Central Puget Sound Regional Transit Authority Sales Tax & Motor Vehicle Revenue Refunding Bonds, Series S-1, Green Bond,

5.00%, 11/1/24	8,000	8,071

Chelan County Public Utility District No. 1 Revenue Refunding Bonds, Series A,

5.00%, 7/1/25	1,000	1,022

Clark County School District No. 114 G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 12/1/25	2,750	2,829

FYI Properties Lease Revenue Refunding Bonds, Sustainable Bonds,

5.00%, 6/1/25	3,000	3,054

Grant County Public Utility District No. 2 Priest Rapids Hydroelectric Revenue Refunding Bonds, Series A, Prerefunded,

5.00%, 1/1/26(4)	2,335	2,410

King & Pierce County School District No. 408 Auburn G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

5.00%, 12/1/25	1,350	1,391

King County G.O. Limited Refunding Bonds, Series B,

5.00%, 12/1/26	6,730	7,088

King County School District No. 400 Mercer Island G.O. Unlimited Refunding Bonds (School Board Guaranty Program),

12/1/26(7)	1,750	1,840

King County School District No. 401 Highline G.O. Unlimited Refunding Bonds, Series B (School Board Guaranty Program),

5.00%, 12/1/25	2,700	2,778

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  307  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Washington – 4.7% continued

Seattle Municipal Light & Power Variable Revenue Refunding Bonds, Series B,

(Floating, SIFMA Municipal Swap Index Yield + 0.25%), 3.89%, 11/1/26(1) (5)	$7,520	$7,332

Washington State G.O. Unlimited Bonds, Series B, Bid Group 1,

5.00%, 2/1/25	3,300	3,344

Washington State G.O. Unlimited Refunding Bonds, Series R 2022-C, Bid Group 1,

5.00%, 7/1/25	7,000	7,150

Washington State G.O. Unlimited Refunding Bonds, Series R-2022C, Bid Group 1,

4.00%, 7/1/26	2,125	2,169

Washington State G.O. Unlimited Refunding Bonds, Series R-2022D, Group 1,

5.00%, 7/1/25	2,265	2,314

Washington State G.O. Unlimited Refunding Bonds, Series R-2023B,

5.00%, 7/1/26	9,465	9,865

Washington State G.O. Unlimited Refunding Bonds, Series R-2024A,

5.00%, 2/1/27	4,325	4,567

Washington State G.O. Unlimited Refunding Bonds, Series R-2024C,

5.00%, 8/1/26	15,720	16,414

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2015,

5.00%, 7/1/25	10,000	10,037

		117,325

West Virginia – 0.0%

West Virginia State Housing Development Fund Sustainable Revenue Bonds, Series D,

3.50%, 5/1/26	500	497

3.55%, 11/1/26	475	472

		969

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 62.2% continued

Wisconsin – 0.9%

Milwaukee Area Technical College District G.O. Unlimited Bonds, Series C,

2.00%, 6/1/24	$2,580	$2,567

PMA Levy & Aid Anticipation Revenue Notes, Series A, Anticipation Notes Program,

5.00%, 9/25/24	5,595	5,622

Wisconsin State G.O. Unlimited Refunding Bonds, Series 4,

5.00%, 5/1/25	2,015	2,034

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center,

5.00%, 4/1/25	2,000	2,029

Wisconsin State Variable G.O. Unlimited Bonds, Series A,

(Floating, SIFMA Municipal Swap Index Yield + 0.42%), 4.06%, 5/1/25(1)	10,500	10,446

		22,698

Wyoming – 0.1%

Sweetwater County 2023 Specific Purpose Tax Joint Powers Board Revenue Bonds,

6.00%, 6/15/26	2,655	2,810

Total Municipal Bonds

(Cost $1,565,053)		1,559,358

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 5.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

5.13%(8) (9)	132,151,178	$132,151

Total Investment Companies

(Cost $132,151)		132,151

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 8.9%

Anne Arundel County Maryland G.O. Limited Refunding Bonds,

5.00%, 4/1/24	$10,000	$10,000

Austin G.O. Limited Refunding Bonds,

5.00%, 9/1/24	5,925	5,957

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  308  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 8.9% continued

California State G.O. Unlimited Refunding Bonds,

5.00%, 9/1/24	$5,000	$5,033

Charleston School Public Facilities Corporation Installment Purchase Revenue Bonds, City of Charleston Project,

5.00%, 9/1/24	810	814

Connecticut State Health & Educational Facilities Authority Variable Revenue Bonds, Series B, Yale New Haven,

1.80%, 7/1/24(5) (6)	4,000	3,970

Connecticut State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Series 2015-A,

0.38%, 7/12/24(5) (6)	14,790	14,594

Denton County Housing Finance Corp. Variable Revenue Bonds, Pathway on Woodrow Apartments,

5.00%, 2/1/25(5) (6)	3,500	3,524

Edison Township G.O. Unlimited BANS,

4.50%, 11/7/24	4,680	4,706

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series A (PSF, Gtd.),

2.38%, 8/1/24(5) (6)	8,335	8,280

Harris County Cultural Education Facilities Finance Corp. Revenue Refunding Bonds, Texas Children’s Hospital,

5.00%, 10/1/24	2,180	2,194

Houston Housing Finance Corp. MFH Variable Revenue Bonds, Sunset Gardens Apartments (FHA Insured, HUD Sector 8 Program),

4.00%, 10/1/24(5) (6)	2,500	2,492

Illinois State Finance Authority Revenue Refunding Bonds, Series A, University of Chicago Medical Center,

5.00%, 8/15/24	1,145	1,149

Indiana State Housing & Community Development Authority Collateralized Variable Revenue Bonds, RD Moving Forward Biggs Project,

2.00%, 4/1/24(5) (6)	1,000	1,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 8.9% continued

IPS Multi-School Building Corp. Sustainable First Mortgage Revenue Bond (State Intercept Program),

5.00%, 7/15/24	$1,140	$1,143

Jacksonville Health Care Facilities Variable Revenue Refunding Bonds, Baptist Health,

3.30%, 4/8/24(5) (6)	19,800	19,800

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply,

4.00%, 1/1/25(5) (6)	5,410	5,408

Lancaster County Public Facilities Corp. Installment Purchase Revenue Bonds, Lancaster County Project,

5.00%, 6/1/24	1,275	1,277

Las Varas Public Facility Corp. MFH Variable Revenue Bonds, Horizon Pointe Apartments,

0.40%, 5/1/24(5) (6)	20,000	19,909

Las Varas Public Facility Corp. Texas MFH Variable Revenue Bonds, Palo Alto Apartments,

3.10%, 11/1/24(5) (6)	8,000	7,912

Maine State Housing Authority Mortgage Purchase Variable Revenue Bonds, Series B, Social Bonds,

3.13%, 5/1/24(5) (6)	4,670	4,666

Maricopa County Individual Development Authority Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc., Project,

3.38%, 6/3/24(5) (6)	1,000	998

Memphis Health Educational & Housing Facility Board MFH Variable Revenue Bonds, Tillman Cove Apartment (HUD Sector 8 Program),

0.55%, 6/1/24(5) (6)	10,000	9,912

Michigan State Strategic Fund Exempt Facilities Adjustable Revenue Bonds (AMT), Waste Management, Inc., Project,

0.58%, 8/1/24(5) (6)	3,000	2,964

Mobile IDB Pollution Control Variable Revenue Bonds, Alabama Power Barry Plant,

3.65%, 1/10/25(5) (6)	4,250	4,235

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  309  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 8.9% continued

Monmouth County Improvement Authority Revenue Bonds,

5.00%, 12/1/24	$1,000	$1,010

Multnomah County School District No. 1J Portland G.O. Unlimited Bonds (School Board Guaranty Program),

5.00%, 6/15/24	1,605	1,609

New Jersey State G.O. Unlimited Bonds, Covid-19 Emergency Bonds,

5.00%, 6/1/24	10,000	10,017

New Mexico State Finance Authority Transportation Subordinate Revenue Refunding Bonds, Series A,

5.00%, 6/15/24	3,185	3,192

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds,

5.00%, 11/1/24	8,570	8,645

Noblesville High School Building Corp. First Mortgage Revenue Bonds (State Intercept Program),

5.00%, 7/15/24	590	592

Northern Energy Authority Commodity Supply Revenue Bonds, Series A,

4.00%, 7/1/24(5) (6)	7,000	7,000

Ohio State Housing Finance Agency MFH Variable Revenue Bonds, Post Oak Station (HUD Sector 8 Program),

3.35%, 7/1/24(5) (6)	2,000	1,990

Peninsula Ports Authority Coal Terminal Variable Revenue Refunding Bonds, Dominion Terminal Associates Project,

3.80%, 10/1/24(5) (6)	3,000	2,985

Philadelphia School District TRANS, Series A,

5.00%, 6/28/24	1,475	1,478

Philadelphia Water & Wastewater Revenue Refunding Bonds, Series B (AGM Insured),

5.00%, 9/1/24	2,000	2,012

Regional Transportation District Refunding COPS,

5.00%, 6/1/24	2,940	2,946

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS - 8.9% continued

Rhode Island Health & Educational Building Corp. Higher Education Facility Variable Taxable Revenue Refunding Bonds, Bryant University,

1.50%, 7/1/24(5) (6)	$15,840	$15,675

Sarasota County School Board COPS Master Lease Program,

5.00%, 7/1/24	750	752

Sherman Certificates of Obligation G.O. Limited Bonds,

5.00%, 8/15/24	1,455	1,461

South Dakota State Housing Development Authority Variable Revenue Bonds, Series J (GNMA, FNMA, FHLMC Insured),

3.88%, 12/12/24(5) (6)	3,200	3,206

Troy City School District G.O. Unlimited Bonds,

5.00%, 12/1/24	1,120	1,131

Vermont State G.O. Unlimited Refunding Bonds, Citizen Bonds,

5.00%, 8/15/24	4,555	4,577

Virginia State G.O. Unlimited Refunding Bonds, Series B,

5.00%, 6/1/24	1,100	1,102

Washington State G.O. Unlimited Refunding Bonds, Series D,

5.00%, 7/1/24	10,000	10,040

Total Short-Term Investments

(Cost $224,292)		223,357

Total Investments – 99.8%

(Cost $2,510,872)		2,500,817

Other Assets less Liabilities – 0.2%		4,962

NET ASSETS – 100.0%		$2,505,779

(1)	Variable or floating rate security. Rate as of March 31, 2024 is disclosed.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $140,050,000 or 5.6% of net assets.

(3)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2024.
(4)	Maturity date represents the prerefunded date.
(5)	Maturity date represents the puttable date.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  310  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

(6)

Variable or floating rate security. These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand. Rate as of March 31, 2024 is disclosed.

(7)	When-Issued Security. Coupon rate is not in effect at March 31, 2024.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2024 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

COPS - Certificates of Participation

CWA - Clean Water Act

EDA - Economic Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GANS - Grant Anticipation Notes

GARVEE - Grant Anticipation Revenue Vehicle

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Development Authority

HFA - Housing Finance Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

IDB - Industrial Development Board

MFH - Multi-Family Housing

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SCSDE - South Carolina State Department of Education

SFM - Single Family Mortgage

SIFMA - Securities Industry and Financial Markets Association

SOFR - Secured Overnight Financing Rate

TRANS - Tax and Revenue Anticipation Notes

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	1.1%

Corporate Bonds	9.7%

Foreign Issuer Bonds	11.8%

U.S. Government Obligations	0.8%

Municipal Bonds	62.2%

Investment Companies	5.3%

Short-Term Investments	8.9%
(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  311  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2024

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-backed securities(1)	$—	$28,091	$—	$28,091
Corporate Bonds(1)	—	241,594	—	241,594
Foreign Issuer Bonds(1)	—	296,299	—	296,299
U.S. Government Obligations	—	19,967	—	19,967
Municipal Bonds(1)	—	1,559,358	—	1,559,358
Investment Companies	132,151	—	—	132,151
Short-Term Investments	—	223,357	—	223,357

Total Investments	$132,151	$2,368,666	$—	$2,500,817
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  312  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

TAX-EXEMPT FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 1.7%

U.S. Treasury Notes – 1.7%

4.00%, 2/15/34	$13,238	$13,031

Total U.S. Government Obligations
(Cost $13,098)		13,031

MUNICIPAL BONDS - 92. 4%

Alabama – 1.6%

Birmingham Waterworks Board Water Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 1/1/25(1)	1,000	1,011

Black Belt Energy Gas District Alabama Gas Prepay Revenue Bonds, Series A-1, Project No. 5, 4.00%, 10/1/26(2) (3)	2,500	2,508

Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds, Series D1, 4.00%, 6/1/27(2) (3)	5,000	5,055

Jefferson County Sewer Revenue Refunding Warrants, 5.50%, 10/1/53	2,425	2,639

Southeast Energy Authority Commodity Supply Variable Revenue Bonds, Series A-1, Project No. 3, 5.50%, 12/1/29(2) (3)	1,000	1,067

		12,280

Arizona – 1.0%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/43	2,000	2,085

Arizona State IDA National Charter School Revolving Loan Fund Revenue Bonds, Equitable School Revenue, Social Bonds, 4.00%, 11/1/46	1,000	952

Phoenix Civic Improvement Corp. Junior Lien Airport Revenue Bonds, Series B (AMT), 3.25%, 7/1/49	1,670	1,345

Student & Academic Services LLC Lease Revenue Bonds, Northern Arizona Capital Facilities (BAM Insured), 5.00%, 6/1/44	2,000	2,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Arizona – 1.0% continued

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical, 3.13%, 8/1/43	$1,000	$791

		7,173

Arkansas – 0.4%

Little Rock School District G.O. Limited Refunding Bonds, Series A (AGM Insured State Aid Withholding), 2.00%, 2/1/34	2,610	2,218
2.25%, 2/1/41	1,000	718

		2,936

California – 5.5%

Alameda Corridor Transportation Authority Senior Lien Convertible Revenue Refunding CABS, Series A, (Step to 5.40% on 10/1/37), 0.00%, 10/1/50(4)	1,500	823

California Community Choice Financing Authority Clean Energy Project Revenue Bonds, Green Bond, Series B-1, 4.00%, 8/1/31(2) (3)	5,000	5,028

California Housing Finance Agency Municipal Certificates Revenue Bonds, Series 2021-1, Class A Certificates, 3.50%, 11/20/35	3,342	3,133

California School Finance Authority Educational Facilities Revenue Bonds, Series A, 4.00%, 7/1/55	1,075	897

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	75	75

California State Municipal Finance Authority Revenue Bonds, Humangood, California Obligated Group, 3.00%, 10/1/46	1,000	804

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/43	2,000	2,066

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 313 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

California – 5.5% continued

California State Municipal Finance Authority Student Housing Revenue Bonds, Orchard Park Student Housing Project, Green Bonds (BAM Insured), 3.00%, 5/15/54	$1,000	$734

California State Various Purpose G.O. Unlimited Bonds, 5.25%, 10/1/39	5,000	5,184

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series B, Election, 6.00%, 5/1/34	2,500	2,504

Coachella Valley Water District Revenue COPS, Series A, Oasis Project, 4.00%, 8/1/46	3,385	3,419

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5.00%, 5/15/34	3,000	3,176

Newport Mesa Unified School District G.O. Unlimited Refunding CABS Bonds, 0.00%, 8/1/41(5)	2,000	1,009

Riverside County Transportation Commission Toll Senior Lien Revenue Refunding Bonds, RCTC 91 Express Lanes, 3.00%, 6/1/49	2,750	2,089

San Diego County Regional Airport Authority Subordinate Revenue Refunding Bonds, Series A, 5.00%, 7/1/49	4,135	4,394

San Francisco Bay Area Rapid Transit District G.O. Unlimited Bonds, Election of 2016, Green Bonds, 4.00%, 8/1/47	5,000	4,976

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/42	1,500	1,538

		41,849

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Colorado – 7.0%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded, 5.25%, 12/1/26(1)	$225	$238

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B, Unrefunded Balance (State Aid Withholding), 5.25%, 12/1/40	4,775	4,963

Arapahoe County School District No. 6 Littleton G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.50%, 12/1/43	5,000	5,448

Centennial Water & Sanitation District Water & Wastewater Revenue Bonds, 5.00%, 12/1/53	3,900	4,240

Colorado State COPS, 6.00%, 12/15/39	5,000	6,055

Colorado State COPS, Series A, 4.00%, 12/15/37	10,000	10,161

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series A, University of Denver Project, 5.00%, 3/1/40	2,500	2,598

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt, 4.00%, 11/15/41	1,000	988

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B, 5.00%, 12/1/42	3,400	3,537

Denver City & County Airport Revenue Bonds, Series A (AMT), 5.00%, 11/15/37	2,000	2,202
4.13%, 11/15/53	1,000	935

Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A, 5.00%, 12/1/43	2,000	2,062

Denver City & County Dedicated Tax Revenue CABS, Series A-2, 0.00%, 8/1/37(5)	2,750	1,539

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  314  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Colorado – 7.0% continued

0.00%, 8/1/39(5)	$2,805	$1,388

Denver City & County Dedicated Tax Revenue Refunding & Improvement Bonds, Series A, 5.00%, 8/1/42	1,500	1,535

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 12/1/27	1,500	1,515

Fremont County School District RE-1 Canon City G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/1/48	1,000	1,090

Windy Gap Firming Project Water Activity Enterprise Revenue Bonds, 5.00%, 7/15/46	2,000	2,158

		52,652

Connecticut – 1.8%

Connecticut State G.O. Unlimited Refunding Bonds, Series D, 5.00%, 4/15/26	4,480	4,649

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure, 5.00%, 8/1/34	3,000	3,058

Connecticut State Special Tax Obligation Revenue Refunding Bonds, Series B, 5.00%, 1/1/25	2,600	2,630

University of Connecticut Revenue Bonds, Series A, 5.25%, 11/15/47	3,000	3,186

		13,523

District of Columbia – 2.6%

District of Columbia G.O. Unlimited Bonds, Series A, 5.00%, 6/1/43	5,000	5,278

District of Columbia G.O. Unlimited Bonds, Series C, 5.00%, 6/1/38	1,000	1,002

District of Columbia Water & Sewer Authority Public Utility Subordinate Revenue Bonds, Series A, Green Bonds, 5.00%, 10/1/45	2,500	2,519

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

District Of Columbia – 2.6% continued

Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Series A, Dulles Metrorail & Capital Improvement, 5.00%, 10/1/44	$2,000	$2,092

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/43	4,000	4,130

Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/1/38	1,800	1,878
5.00%, 7/1/43	3,000	3,103

		20,002

Florida – 7.6%

Broward County Airport System Revenue Bonds (AMT), 5.00%, 10/1/42	2,500	2,562

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project, 5.00%, 4/1/48	2,000	2,036

Florida Insurance Assistance Interlocal Agency Revenue Bonds, Series A-1, 5.00%, 9/1/25	1,000	1,011

Florida State Development Finance Corp. Educational Facility Revenue Bonds, Mater Academy Project, Series A, 5.00%, 6/15/50	2,000	2,000

Fort Myers Utility Revenue Refunding Bonds, 5.25%, 10/1/53	3,145	3,482

Greater Orlando Aviation Authority Airport Facilities Priority Subordinated Revenue Bonds, Series A (AMT), 5.00%, 10/1/42	1,965	2,013

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,507

Lee County Local Optional Gas TRB, 5.25%, 8/1/49	3,500	3,739

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  315  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Florida – 7.6% continued

Miami-Dade County Aviation Revenue Refunding Bonds, 5.00%, 10/1/41	$450	$459

Miami-Dade County Aviation Revenue Refunding Bonds (AMT), 5.00%, 10/1/27	2,000	2,008

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/38	5,000	5,049

Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, University of Miami, Series B (AMBAC Insured), 5.25%, 4/1/26	2,000	2,069

Miami-Dade County Seaport Revenue Refunding Bonds, Subseries A-2 (AGM Insured), 3.00%, 10/1/50	10,500	7,977

Miami-Dade County Transit Sales Surtax Revenue Bonds, 5.00%, 7/1/47	2,750	2,948

Miami-Dade County Water & Sewer System Revenue Bonds, Series A, 4.00%, 10/1/37	2,500	2,516

Palm Beach County Educational Facilities Authority Revenue Bonds, Palm Beach Atlantic University, 5.00%, 10/1/43	375	399

Pasco County School Board COPS, Series A (BAM Insured), 5.00%, 8/1/43	3,000	3,193

Seminole County Special Obligation Revenue Refunding Bonds, 5.00%, 10/1/52	1,325	1,414

South Broward Hospital District Revenue Refunding Bonds, Series A, 4.00%, 5/1/44	3,500	3,347

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Series A, 4.00%, 10/1/35	5,000	5,028
5.00%, 10/1/36	1,750	1,809

		57,566

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Georgia – 1.1%

Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A, 5.00%, 5/15/43	$500	$511

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.00%, 7/1/52	1,500	1,569
5.50%, 7/1/60	2,500	2,515

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project (AGM Insured), 5.00%, 7/1/52	2,500	2,642

Richmond County Board of Education G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 10/1/26	1,150	1,205

		8,442

Hawaii – 1.2%

Hawaii State Airports System Revenue Bonds, Series A (AMT), 5.00%, 7/1/48	4,000	4,096

Hawaii State Department of Budget & Finance Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, 5.00%, 7/1/25	1,200	1,221
5.00%, 7/1/26	1,500	1,556

Honolulu City & County G.O. Unlimited Bonds, Series A, 5.00%, 9/1/43	2,000	2,112

		8,985

Idaho – 0.3%

Idaho State Housing & Finance Association Sales TRB, Transportation Expansion & Mitigation, 5.00%, 8/15/47	2,000	2,173

Illinois – 5.3%

Chicago Midway Airport Senior Lien Revenue Refunding Bonds, Series B (BAM Insured), 5.00%, 1/1/25	1,000	1,011

Chicago Wastewater Transmission Second Lien Revenue Refunding Bonds, Series B (AGM Insured), 5.00%, 1/1/36	500	570

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  316  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Illinois – 5.3% continued

Chicago Water Second Lien Revenue Bonds, Series A (AGM Insured), 5.25%, 11/1/53	$2,000	$2,168

Illinois State Educational Facilities Authority Revenue Bonds, Field Museum of Natural History, 3.90%, 11/1/36	1,740	1,770

Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign, 5.00%, 10/1/49	1,250	1,273

Illinois State Finance Authority Revenue Refunding Bonds, Northshore University Health System, 3.25%, 8/15/49	2,500	1,916

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Lake Forest College, 5.25%, 10/1/52	500	500

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	1,500	1,512

Illinois State G.O. Unlimited Bonds, Series D, 3.25%, 11/1/26	6,855	6,747

Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.00%, 1/1/40	6,500	6,639

Illinois State Toll Highway Authority Senior Revenue Bonds, Series A, 5.25%, 1/1/43	3,000	3,402

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series A, 5.00%, 1/1/28	4,380	4,714

Saint Clair County Community Unit School District No. 187 Cahokia G.O. Unlimited Bonds, Series A (AGM Insured), 5.00%, 1/1/54	1,250	1,310

Sangamon County School District No. 186 Springfield G.O. Unlimited Bonds (AGM Insured), 5.00%, 6/1/26	1,200	1,238

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Illinois – 5.3% continued

Schaumburg G.O. Unlimited Refunding Bonds, Series A, 4.00%, 12/1/41	$5,000	$5,000

		39,770

Indiana – 0.7%

Fishers Sewage Works Revenue Bonds (BAM Insured), 3.00%, 7/1/51	1,000	726

Indiana Finance Authority Environmental Facilities Variable Revenue Refunding Bonds (AMT), Indianapolis Power & Light Co. Project, 0.95%, 4/1/26(2) (3)	1,500	1,391

Indiana Finance Authority Environmental Facilities Variable Revenue Refunding Bonds, Indianapolis Power & Light Co. Project, 0.75%, 4/1/26(2) (3)	1,125	1,037

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Indianapolis Airport Authority Project, 5.00%, 1/1/44	2,000	2,143

		5,297

Iowa – 0.3%

Pefa, Inc., Iowa Gas Project Revenue Bonds, 5.00%, 9/1/26(2) (3)	2,500	2,559

Kansas – 0.1%

Manhattan G.O. Unlimited Temporary Notes, Series 2021-01, 0.20%, 6/15/24	890	879

Kentucky – 3.9%

Carroll County Environmental Facilities Revenue Bonds (AMT), Kentucky Utilities Co. Project, 1.75%, 9/1/26(2) (3)	1,500	1,399

Carroll County Environmental Facilities Revenue Refunding Bonds (AMT), Kentucky Utilities Company, 2.13%, 10/1/34	5,200	4,146

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  317  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Kentucky – 3.9% continued

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/1/38	$5,000	$4,994

Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, Gas Supply, 4.00%, 2/1/28(2) (3)	10,000	10,069

Louisville & Jefferson County Metro Government Health System Revenue Refunding Bonds, Norton Healthcare, Inc., 5.00%, 10/1/26	600	624

Louisville & Jefferson County Metro Government PCR Refunding Bonds, Gas & Electric, 2.00%, 10/1/33	10,000	8,119

		29,351

Louisiana – 2.2%

Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Refunding Bonds, Entergy Louisiana LLC Project, 2.50%, 4/1/36	7,250	5,949

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance, 5.00%, 5/15/47	2,000	2,027

Louisiana State Gas & Fuels First Lien Revenue Refunding Bonds, Series A, Prerefunded, 4.50%, 5/1/25(1)	2,500	2,533

Louisiana State Gas & Fuels Tax Second Lien Revenue Refunding Bonds, Series C, 5.00%, 5/1/45	1,000	1,036

Shreveport Water & Sewer Revenue Bonds, Series B (BAM Insured), 5.00%, 12/1/41	5,000	5,111

		16,656

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Maine – 0.0%

Maine State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 7/1/25	$100	$102

Maryland – 0.4%

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, 2.50%, 10/1/33	1,850	1,653

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Lifebridge Health, 5.00%, 7/1/44	1,100	1,126

		2,779

Massachusetts – 4.7%

Bristol-Plymouth Regional Vocational Technical School District G.O. Limited BANS (State Aid Withholding), 4.00%, 2/28/25	4,825	4,851

Lincoln School G.O. Unlimited Bonds, 3.50%, 3/1/44	3,810	3,492

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A, 0.00%, 7/1/29(5)	2,500	2,067

Massachusetts State G.O. Limited Bonds, Series A, Consolidated Loan, 5.00%, 1/1/54	1,500	1,611

Massachusetts State G.O. Limited Bonds, Series D, 5.00%, 10/1/52	3,500	3,769

Massachusetts State Housing Finance Agency Revenue Bonds, Series H, 4.40%, 12/1/46	1,000	988

Massachusetts State Port Authority Revenue Bonds, Series A, 5.00%, 7/1/40	2,725	2,775

Massachusetts State Port Authority Revenue Bonds, Series C (AMT), 5.00%, 7/1/44	2,000	2,074

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  318  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Massachusetts – 4.7% continued

Massachusetts State School Building Authority Senior Lien Sales TRB, Series B, 5.00%, 11/15/36	$1,500	$1,571
5.00%, 11/15/39	2,500	2,599

Massachusetts State School Building Authority Subordinated Sales TRB, Series A, 5.00%, 2/15/44	4,000	4,256

Massachusetts State Transportation Fund Revenue Bonds, Accelerated Bridge Program, 5.00%, 6/1/44	1,500	1,502

Massachusetts State Transportation Fund Sustainability Revenue Bonds, Rail Enhancement Program, 5.00%, 6/1/50	2,500	2,665

Massachusetts State Water Resources Authority General Revenue Bonds, Series B, 5.00%, 8/1/43	1,455	1,535

		35,755

Michigan – 1.8%

Great Lakes Water Authority Supply System Senior Lien Revenue Bonds, Series B, 5.25%, 7/1/53	1,000	1,112

Kalamazoo Public School G.O. Unlimited Bonds, Series I (AGM Insured), 5.00%, 5/1/26	2,525	2,624

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I, 5.00%, 4/15/38	2,000	2,044

Michigan State Finance Authority Revenue Refunding Bonds, Series H-1, Partially Prerefunded, 5.00%, 10/1/39	5,000	5,013

Michigan State HDA SFM Revenue Bonds, Series A, Social Bonds, 4.10%, 6/1/43	1,875	1,818

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Michigan – 1.8% continued

Walled Lake Consolidated School District G.O. Unlimited Bonds (Q-SBLF Insured), 5.00%, 5/1/50	$1,000	$1,056

		13,667

Minnesota – 0.7%

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Long-Term Facilities Maintenance (School District Credit Program), 5.00%, 2/1/28	275	292

Minnesota Municipal Gas Agency Commodity Supply Revenue Bonds, Series A, 4.00%, 12/1/27(2) (3)	5,000	5,042

		5,334

Mississippi – 0.1%

Mississippi State Business Finance Corp. Revenue Bonds, System Energy Resources, Inc., Project, 2.38%, 6/1/44	1,000	626

Missouri – 1.7%

Greene County Reorganized School District No. R-3 Republic G.O. Unlimited Bonds, (State Aid Direct Deposit Program), 5.00%, 3/1/38	1,000	1,134

Kansas City Sanitary Sewer System Revenue Bonds, Series A, 4.00%, 1/1/49	1,000	980

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 5.00%, 5/1/33	1,000	1,017

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, Prerefunded, 5.00%, 5/1/25(1)	1,605	1,633

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, Unrefunded Balance, 5.00%, 5/1/45	3,395	3,453

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  319  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Missouri – 1.7% continued

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds, Series A, Saint Louis University, 5.00%, 10/1/38	$2,500	$2,545

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke’s Health System, 5.00%, 11/15/43	1,280	1,329

Springfield School District No. R-12 G.O. Unlimited Bonds, School Building (State Aid Direct Deposit Program), 5.00%, 3/1/38	625	705

		12,796

Montana – 0.0%

Montana Board of Housing Single Family Program Revenue Refunding Bonds, Series A (FHA INS HUD VA Insured), 3.90%, 12/1/48	50	46

Nebraska – 1.1%

Douglas County Hospital Authority No. 2 Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, 5.00%, 11/15/36	1,000	1,046

Douglas County School District No. 1 G.O. Unlimited Refunding Bonds, Series B, 5.00%, 12/15/24	1,500	1,515

Omaha Public Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 2/1/42	4,250	4,467

Omaha Public Power District Electric System Revenue Refunding Bonds, Series C, 5.00%, 2/1/43	1,000	1,007

		8,035

Nevada – 0.7%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2, 4.25%, 7/1/36	5,000	5,005

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

New Jersey – 1.0%

New Jersey State G.O. Unlimited Bonds, Covid-19 Go Emergency Bonds, 5.00%, 6/1/25	$2,500	$2,545

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.25%, 6/15/43	4,500	4,736

		7,281

New Mexico – 0.2%

New Mexico State Mortgage Finance Authority Revenue Bonds, Series C (GNMA, FNMA, FHLMC Insured), 4.00%, 9/1/52	990	920

New Mexico State Mortgage Finance Authority Revenue Bonds, Series D, Class I (GNMA, FNMA, FHLMC Insured), 4.30%, 9/1/52	1,000	945

		1,865

New York – 12.1%

Metropolitan Transportation Authority Sustainable Revenue Refunding Bonds, Series A, 5.00%, 11/15/37	2,500	2,845

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds, 3.00%, 11/1/39	1,370	1,191

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood Bonds, 3.00%, 11/1/44	1,535	1,239

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.00%, 6/15/39	1,800	1,891

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/39	2,000	2,025

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  320  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

New York – 12.1% continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Sub-Series EE, 5.00%, 6/15/45	$5,000	$5,459

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/43	3,000	3,164

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 5.00%, 8/1/40	250	265

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, 3.00%, 5/1/48	4,750	3,748

New York City Transitional Finance Authority Subordinate Multi-modal Revenue Bonds, Series F-1, 5.25%, 2/1/53	1,000	1,104

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series A-3, 3.00%, 5/1/45	5,000	4,091

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3, 5.00%, 5/1/41	3,450	3,641

New York G.O. Unlimited Bonds, Series A, Fiscal 2024, 5.00%, 8/1/51	1,500	1,608

New York G.O. Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/1/44	3,000	3,170

New York G.O. Unlimited Refunding Bonds, Series C-1, 5.00%, 8/1/25	2,500	2,560

New York G.O. Unlimited Refunding Bonds, Subseries F-1, 5.00%, 8/1/25	500	512

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

New York – 12.1% continued

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Building Financing Program (State Aid Withholding), 5.00%, 10/1/31	$720	$751

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGM Insured), Prerefunded, 5.00%, 10/1/28(1)	5	5

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.25%, 3/15/39	2,500	2,701
5.00%, 3/15/49	3,000	3,185

New York State Dormitory Authority State Personal Income TRB, Series A, Unrefunded Balance, 5.00%, 2/15/43	2,000	2,051

New York State Environmental Facilities Corp. State Clean Water & Drinking Water Subordinated Revenue Refunding SRF Bonds, 4.00%, 6/15/46	5,000	4,854

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA, FNMA Insured), 4.15%, 11/1/47	1,000	969

New York State Liberty Development Corp. Liberty Revenue Refunding Bonds, Series 1, 2.25%, 2/15/41	6,555	4,799

New York State Mortgage Agency Homeowner Revenue Bonds, Series 242, Social Bonds (SonyMA Insured), 3.25%, 10/1/47	5,000	4,146

New York State Mortgage Agency Homeowner Revenue Refunding Bonds, Series 233, Social Bonds, 2.05%, 4/1/33	1,555	1,328

New York State Thruway Authority Revenue Bonds, Series J, 5.00%, 1/1/27	50	50

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  321  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

New York – 12.1% continued

New York State Transportation Development Corp. Special Facilities Revenue Refunding Bonds, Terminal 4 John F. Kennedy International Airport, 5.00%, 12/1/31	$550	$606

New York State Urban Development Corp. Revenue Refunding Bonds, State Personal Income Tax, 5.00%, 3/15/47	4,500	4,796

Port Authority of New York & New Jersey Consolidated Revenue Bonds, 5.00%, 9/1/39	5,000	5,025

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 186 (AMT), 5.00%, 10/15/44	3,000	3,007

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	1,000	1,055

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 277 (AMT), 2.00%, 10/1/32	2,000	1,663

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, Prerefunded, 5.00%, 10/15/24(1)	500	504

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue BANS, Series A, 5.00%, 8/15/24	3,000	3,015

Triborough Bridge & Tunnel Authority Sales Tax Revenue Bonds, Series A-1, 5.00%, 5/15/54	2,975	3,219

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds, 5.00%, 12/15/37	2,500	2,561

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, 5.00%, 12/15/39	2,500	2,651

		91,454

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

North Carolina – 0.3%

North Carolina Capital Facilities Finance Agency Educational Revenue Bonds, Wake Forest University, 5.00%, 1/1/48	$1,000	$1,037

North Carolina State Housing Finance Agency Home Ownership Revenue Bonds, Series 44, 3.00%, 7/1/46	915	706

North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured), 5.00%, 1/1/49	500	523

		2,266

North Dakota – 0.2%

Grand Forks Health Care System Revenue Refunding Bonds, Altru Health System (AGM Insured), 3.00%, 12/1/46	1,500	1,138

Ohio – 0.7%

Northeast Ohio Medical University General Receipts Revenue Refunding Bonds, Series A, 4.00%, 12/1/45	225	201

Ohio State Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System, 4.00%, 1/1/36	1,000	1,025

Troy City School District G.O. Unlimited Bonds, 5.00%, 12/1/54	2,650	2,855

Washington Local School District Lucas County G.O. Unlimited Bonds, Series A (School District Credit Program), 3.13%, 12/1/51	2,000	1,535

		5,616

Oregon – 1.7%

Clackamas County School District No. 12 North Clackamas G.O. Unlimited CABS, Series A, (School Board Guaranty Program), 0.00%, 6/15/38(5)	7,500	3,970

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  322  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Oregon – 1.7% continued

Clackamas County School District No. 62C Oregon City G.O. Unlimited CABS, Series A (School Board Guaranty Program), 0.00%, 6/15/37(5)	$1,000	$557

Port of Portland International Airport Revenue Bonds, 5.00%, 7/1/49	2,010	2,122

Salem Hospital Facility Authority Revenue Refunding Bonds, Multi Model Salem Health Projects, 5.00%, 5/15/44	3,500	3,637

Union County Hospital Facility Authority Revenue Bonds, Grand Ronde Hospital Project, 5.00%, 7/1/52	750	744

Washington County School District No. 48J Beaverton G.O. Unlimited CABS, Series A (School Board Guaranty Program), 0.00%, 6/15/48(5)	5,000	1,558

		12,588

Pennsylvania – 2.9%

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds (AGM Insured), 4.00%, 6/1/39	5,000	5,028

Delaware County Regional Water Quality Control Authority Sewer Revenue Bonds, 5.00%, 5/1/32	820	834
5.00%, 5/1/35	865	877

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System, 5.00%, 8/15/49	5,000	5,235

Pennsylvania State Turnpike Commission Oil Franchise Tax Subordinate Revenue Bonds, Series B, 5.00%, 12/1/43	2,500	2,621

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2, 5.00%, 12/1/48	2,000	2,091

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Pennsylvania – 2.9% continued

Pennsylvania State Turnpike Commission Turnpike Revenue Bonds, Series B, 5.00%, 12/1/40	$1,525	$1,549

Pennsylvania State University Revenue Bonds, Series A, 5.00%, 9/1/45	2,000	2,150

Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds, Series B, 5.00%, 12/1/46	1,700	1,823

		22,208

Rhode Island – 0.7%

Rhode Island Turnpike & Bridge Authority Motor Fuel TRB, Series A, 4.00%, 10/1/44	5,265	5,165

South Carolina – 2.1%

Aiken Water & Sewer Revenue Bonds, Series A, 4.00%, 8/1/49	1,000	976

Charleston Educational Excellence Financing Corp. Revenue Refunding Bonds, Charleston County School District Project, 5.00%, 12/1/24	1,000	1,009
5.00%, 12/1/26	1,125	1,182

Greenville County School District Installment Purchase Revenue Refunding Bonds, South Carolina Project, 5.00%, 12/1/25	1,565	1,612

Patriots Energy Group Financing Agency Gas Supply Variable Revenue Refunding Bonds, Series B-1, 5.25%, 3/1/31(2) (3)	2,000	2,167

Patriots Energy Group Gas System Revenue Refunding Bonds, Series A, 4.00%, 6/1/51	2,500	2,332

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	5,525	5,591

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  323  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

South Carolina – 2.1% continued

University of South Carolina Athletic Facilities Revenue Refunding Bonds, Series A, 5.00%, 5/1/52	$1,000	$1,056

		15,925

Tennessee – 1.1%

Tennergy Corp. Gas Revenue Bonds, Series A, 4.00%, 9/1/28(2) (3)	5,000	5,002

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 1B, 3.38%, 7/1/38	50	46

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 2B, 3.95%, 1/1/38	75	75

Tennessee State Energy Acquisition Corp. Variable Revenue Refunding Bonds, Series A-1, Gas Project, 5.00%, 5/1/28(2) (3)	3,270	3,376

		8,499

Texas – 8.4%

Alvin Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 4.00%, 2/15/51	1,500	1,439

Austin Electric Utility System Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	500	513
5.00%, 11/15/35	2,500	2,557

Bexar County Certificates of Obligation G.O. Limited Bonds, 4.00%, 6/15/46	5,000	4,897

Bexar County Hospital District Certificates of Obligation G.O. Limited Bonds, 5.00%, 2/15/26	625	645

Collin County G.O. Limited Bonds, 5.00%, 2/15/25	2,060	2,089

Dallas G.O. Limited Bonds, 5.00%, 2/15/32	1,650	1,671

Dallas-Fort Worth International Airport Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	550	564

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Texas – 8.4% continued

5.00%, 11/1/47	$525	$578

El Paso Municipal Drainage Utility System Revenue Bonds, 5.00%, 3/1/38	1,215	1,371

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Series A, Texas Medical Center, 0.90%, 5/15/25(2) (3)	2,500	2,403

Huffman Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.25%, 2/15/49	1,750	1,943

Jarrell Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 4.25%, 2/15/53	5,000	4,956

Klein Independent School District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/25	2,725	2,784

Leander Independent School District Current Interest Bonds G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 5.00%, 8/15/26	3,000	3,063

Lower Colorado River Authority Transmission Contract Revenue Bonds, LCRA Transmission Services Corp., 5.00%, 5/15/51	3,435	3,624

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services, 5.00%, 5/15/46	2,500	2,639

Mansfield Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 5.00%, 2/15/35	2,440	2,470

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/26	3,830	3,951

North Texas Tollway Authority Revenue Refunding Bonds, Series A, Second Tier, 5.00%, 1/1/34	1,275	1,288

Port Houston Authority First Lien Revenue Bonds, 5.00%, 10/1/25	475	488

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  324  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Texas – 8.4% continued

Port Houston Authority Revenue Bonds, 5.00%, 10/1/51	$2,500	$2,675

Rankin Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 2/15/26	500	516

Rockwall Independent School District G.O. Unlimited Bonds, Series A (PSF, Gtd.), 5.00%, 2/15/52	2,445	2,600

San Antonio Electric & Gas Revenue Bonds, Series A, 5.00%, 2/1/37	670	771

Southwest Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 2/1/25	885	896

Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds, Series A, Christus Health, 4.00%, 7/1/53	2,000	1,847

Texas State G.O. Unlimited Refunding Bonds, Series B, 4.00%, 8/1/27	1,250	1,259

University of Texas Permanent University Fund Revenue Bonds, Series B, 4.00%, 7/1/41	5,000	4,937

Wink Loving Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 2/15/26	2,185	2,187

		63,621

Utah – 1.0%

Intermountain Power Agency Supply Revenue Bonds, Series A, 5.00%, 7/1/26	1,250	1,304

Ogden City Municipal Building Authority Lease Revenue Bonds, Series A, 5.00%, 1/15/53	1,250	1,325

Ogden City Redevelopment Agency Sales & Tax Increment Revenue Bonds, 5.00%, 1/15/53	1,500	1,607

Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/42	3,000	3,070

		7,306

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Virginia – 1.6%

Rockingham County EDA Facilities Revenue Refunding Bonds, Sentara RMH Medical Center, 3.00%, 11/1/46	$2,000	$1,617

Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College and Equipment, 5.00%, 2/1/38	825	949

Virginia State Housing Development Authority Commonwealth Mortgage Variable Revenue Bonds, Series E-2, 3.90%, 7/1/25(2) (3)	4,000	3,994

Virginia State Port Authority Commonwealth Fund Revenue Bonds, Series A, 5.25%, 7/1/48	2,500	2,811

Virginia State Small Business Financing Authority Revenue Refunding Bonds, National Senior Campuses, 3.38%, 1/1/51	3,000	2,257

Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River, 3.00%, 1/1/41	1,000	812

		12,440

Washington – 3.8%

Benton County Public Utility District No. 1 Electric Revenue Bonds, 5.00%, 11/1/48	1,100	1,182

Clark County Public Utility District No. 1 Electric Revenue Refunding Bonds, 5.00%, 1/1/25	1,320	1,335

Grant County Public Utility District No. 2 Electric Revenue Refunding Bonds, Series U, 4.00%, 1/1/26	3,000	3,038

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds, 5.00%, 12/1/40	560	567

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds, Series A, 5.00%, 12/1/47	5,000	5,417

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  325  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

MUNICIPAL BONDS - 92.4% continued

Washington – 3.8% continued

Washington State COPS, Series A, 5.00%, 7/1/26	$1,000	$1,041

Washington State G.O. Unlimited Bonds, Series B, 5.00%, 2/1/33	1,000	1,013
5.00%, 2/1/37	5,000	5,054

Washington State G.O. Unlimited Bonds, Series C, Bidding Group 3, 5.00%, 2/1/45	2,000	2,189

Washington State G.O. Unlimited Refunding Bonds, Series R-2015-C, 5.00%, 7/1/28	1,445	1,462

Washington State Health Care Facilities Authority Revenue Refunding Bonds, Providence Health & Services, 5.00%, 10/1/38	5,000	4,976

Washington State University Revenue Refunding Bonds, 5.00%, 4/1/40	1,320	1,323

		28,597

Wisconsin – 0.8%

University Hospitals & Clinics Authority Revenue Refunding Bonds, Series A, 4.25%, 4/1/48	2,775	2,688

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2, 5.00%, 5/1/38	1,000	1,154

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Three Pillars Senior Living Communities, 4.40%, 8/15/29	1,100	1,100

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center, 4.13%, 4/1/46	1,500	1,448

		6,390

Total Municipal Bonds

(Cost $745,995)		698,597

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 2.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(6) (7)	21,307,263	$21,307

Total Investment Companies

(Cost $21,307)		21,307

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 2.1%

Broward County School District Revenue TANS, 5.00%, 6/28/24	$4,000	$4,011

Cobb County School District Short-Term Construction G.O. Limited Notes, 4.00%, 12/16/24	1,550	1,556

Lake Charles Harbor & Terminal District Variable Revenue Bonds (AMT), Big Lake Fuels, 1.00%, 12/1/24(2) (3)	5,000	4,895

Philadelphia School District TRANS, Series A, 5.00%, 6/28/24	2,450	2,455

Quincy G.O. Limited BANS, 5.00%, 7/5/24	1,500	1,505

Regional Transportation District Refunding COPS, 5.00%, 6/1/24	1,000	1,002

Total Short-Term Investments

(Cost $15,536)		15,424

Total Investments – 99.0%

(Cost $795,936)		748,359

Other Assets less Liabilities – 1.0%		7,735

NET ASSETS – 100.0%		$756,094

(1)	Maturity date represents the prerefunded date.
(2)	Maturity date represents the puttable date.
(3)

Variable or floating rate security. These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand. Rate as of March 31, 2024 is disclosed.

(4)	Step coupon bond. Rate as of March 31, 2024 is disclosed.
(5)	Zero coupon bond.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2024 is disclosed.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  326  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

CHF - Collegiate Housing Foundation

COPS - Certificates of Participation

CR - Custody Receipt

EDA - Economic Development Authority

FHA - Federal Housing Administration

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Development Authority

HUD - Housing and Urban Development

IDA - Industrial Development Authority

INS - Insured

LCRA - Lower Colorado River Authority

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

PCR - Pollution Control Revenue

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

SFM - Single Family Mortgage

SonyMA - State of New York Mortgage Agency

SRF - Special Revenue Fund

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

VA - Veterans Affairs

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Obligations	1.7%

Municipal Bonds	92.4%

Investment Companies	2.8%

Short-Term Investments	2.1%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Obligations	$ —	$13,031	$—	$13,031

Municipal Bonds(1)	—	698,597	—	698,597

Investment Companies	21,307	—	—	21,307

Short-Term Investments	—	15,424	—	15,424

Total Investments	$21,307	$727,052	$—	$748,359

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  327  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 8.6%

Auto Loan – 1.7%

Bank of America Auto Trust, Series 2023-1A, Class A3 5.53%, 2/15/28(1)	$2,100	$2,110

BMW Vehicle Lease Trust, Series 2024-1, Class A4 5.00%, 6/25/27	2,000	1,995

Ford Credit Auto Lease Trust, Series 2022-A, Class A3 3.23%, 5/15/25	265	264

Ford Credit Auto Owner Trust, Series 2022-D, Class A2A 5.37%, 8/15/25	1,303	1,303

Ford Credit Auto Owner Trust, Series 2023-A, Class A2A 5.14%, 3/15/26	964	962

Ford Credit Auto Owner Trust, Series 2023-B, Class A2A 5.57%, 6/15/26	2,387	2,388

GM Financial Automobile Leasing Trust, Series 2022-2, Class A3 3.42%, 6/20/25	959	956

GM Financial Automobile Leasing Trust, Series 2024-1, Class A3 5.09%, 3/22/27	1,581	1,580

GM Financial Consumer Automobile Receivables Trust, Series 2021-3, Class A3 0.48%, 6/16/26	3,385	3,305

GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A2A 5.74%, 9/16/26	959	960

Honda Auto Receivables Owner Trust, Series 2024-1, Class A3 5.21%, 8/15/28	1,743	1,751

Hyundai Auto Lease Securitization Trust, Series 2023-B, Class A2A 5.47%, 9/15/25(1)	809	808

Hyundai Auto Receivables Trust, Series 2022-C, Class A2A 5.35%, 11/17/25	1,865	1,864

Hyundai Auto Receivables Trust, Series 2024-A, Class A3 4.99%, 2/15/29	940	940

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 8.6% continued

Auto Loan – 1.7% continued

Mercedes-Benz Auto Receivables Trust, Series 2022-1, Class A2 5.26%, 10/15/25	$1,121	$1,121

Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A2 5.09%, 1/15/26	422	421

Santander Drive Auto Receivables Trust, Series 2023-1, Class A2 5.36%, 5/15/26	739	739

Santander Drive Auto Receivables Trust, Series 2023-3, Class A2 6.08%, 8/17/26	1,779	1,781

World Omni Auto Receivables Trust, Series 2021-B, Class A3 0.42%, 6/15/26	1,301	1,274

World Omni Auto Receivables Trust, Series 2021-D, Class A3 0.81%, 10/15/26	334	325

World Omni Auto Receivables Trust, Series 2024-A, Class A3 4.86%, 3/15/29	1,130	1,127

		27,974

Credit Card – 5.4%

American Express Credit Account Master Trust, Series 2022-1, Class A 2.21%, 3/15/27	13,900	13,498

BA Credit Card Trust, Series 2021-A1, Class A 0.44%, 9/15/26	4,500	4,491

Capital One Multi-Asset Execution Trust, Series 2021-A1, Class A1 0.55%, 7/15/26	34,140	33,638

Capital One Multi-Asset Execution Trust, Series 2023-A1, Class A 4.42%, 5/15/28	8,000	7,902

Chase Issuance Trust, Series 2023-A1, Class A 5.16%, 9/15/28	4,000	4,022

Discover Card Execution Note Trust, Series 2021-A1, Class A1 0.58%, 9/15/26	14,400	14,075

Discover Card Execution Note Trust, Series 2023-A1, Class A 4.31%, 3/15/28	4,290	4,230

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  328  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

ASSET-BACKED SECURITIES – 8.6% continued

Credit Card – 5.4% continued

Synchrony Card Funding LLC, Series 2023-A1, Class A 5.54%, 7/15/29	$1,250	$1,262

Synchrony Card Funding LLC, Series 2024-A1, Class A 5.04%, 3/15/30	1,458	1,457

WF Card Issuance Trust, Series 2024-A1, Class A 4.94%, 2/15/29	2,530	2,531

		87,106

Other – 1.5%

Hpefs Equipment Trust, Series 2022-3A, Class A2 5.26%, 8/20/29(1)	1,317	1,316

John Deere Owner Trust, Series 2024-A, Class A3 4.96%, 11/15/28	625	625

MMAF Equipment Finance LLC, Series 2022-B, Class A2 5.57%, 9/9/25(1)	175	175

MMAF Equipment Finance LLC, Series 2024-A, Class A2 5.20%, 9/13/27(1)	1,200	1,197

Verizon Master Trust, Series 2021-1, Class A 0.50%, 5/20/27	20,640	20,491

		23,804

Total Asset-Backed Securities
(Cost $140,396)		138,884

CORPORATE BONDS – 36.7%

Apparel & Textile Products – 0.2%

VF Corp., 2.40%, 4/23/25	3,609	3,474

Asset Management – 2.3%

Blackstone Private Credit Fund, 2.70%, 1/15/25	7,920	7,731

Charles Schwab (The) Corp.,
(Floating, U.S. SOFR Compounded Index + 1.05%), 6.42%, 3/3/27(2)	20,000	20,098

FS KKR Capital Corp., 1.65%, 10/12/24	9,830	9,601

		37,430

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 36.7% continued

Automotive – 2.4%

Aptiv PLC/Aptiv Corp., 2.40%, 2/18/25	$4,830	$4,689

Ford Motor Credit Co. LLC,
(Floating, U.S. SOFR + 2.95%), 8.33%, 3/6/26(2)	1,030	1,061

General Motors Financial Co., Inc., 1.20%, 10/15/24	1,000	976
(Floating, U.S. SOFR + 0.62%), 5.97%, 10/15/24(2)	250	250
3.50%, 11/7/24	4,000	3,948

Hyundai Capital America, 0.88%, 6/14/24(1)	9,900	9,798
5.95%, 9/21/26(1)	4,000	4,048
(Floating, U.S. SOFR + 1.50%), 6.85%, 1/8/27(1) (2)	10,000	10,137

Nissan Motor Acceptance Co. LLC, 1.13%, 9/16/24(1)	4,200	4,105

		39,012

Banking – 9.2%

Citigroup, Inc.,
(Floating, U.S. SOFR + 0.67%), 6.03%, 5/1/25(2)	3,418	3,419
(Floating, U.S. SOFR + 0.69%), 6.05%, 1/25/26(2)	12,100	12,113
(Floating, U.S. SOFR + 1.28%), 6.65%, 2/24/28(2)	21,000	21,134

Fifth Third Bank N.A.,
(Variable, U.S. SOFR Compounded Index + 1.23%), 5.85%, 10/27/25(3)	15,900	15,889

JPMorgan Chase & Co.,
(Floating, U.S. SOFR + 0.77%), 6.15%, 9/22/27(2)	15,100	15,094
(Floating, U.S. SOFR + 1.18%), 6.55%, 2/24/28(2)	13,000	13,147

JPMorgan Chase Bank N.A.,
(Floating, U.S. SOFR + 0.62%), 5.98%, 4/29/26(2)	3,000	3,007

KeyBank N.A.,
(Variable, U.S. SOFR Compounded Index + 0.32%), 5.67%, 6/14/24(2)	3,700	3,697
4.15%, 8/8/25	3,800	3,694

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  329  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 36.7% continued

Banking – 9.2% continued

KeyCorp,
(Variable, U.S. SOFR Compounded Index + 1.25%), 3.88%, 5/23/25(3)	$7,700	$7,666

PNC Financial Services Group (The), Inc.,
(Variable, U.S. SOFR Compounded Index + 1.73%), 6.62%, 10/20/27(3)	3,105	3,197

Truist Financial Corp.,
(Floating, U.S. SOFR + 0.40%), 5.78%, 6/9/25(2)	25,000	24,937

Wells Fargo & Co.,
(Floating, U.S. SOFR + 1.32%), 6.68%, 4/25/26(2)	14,700	14,821

Wells Fargo Bank N.A., 5.25%, 12/11/26	7,955	7,984

		149,799

Beverages – 0.7%

Pepsico Singapore Financing I Pte. Ltd.,
(Floating, U.S. SOFR Compounded Index + 0.56%), 5.92%, 2/16/27(2)	12,000	12,001

Biotechnology & Pharmaceuticals – 0.5%

Bristol-Myers Squibb Co.,
(Floating, U.S. SOFR + 0.49%), 5.86%, 2/20/26(2)	636	638

Roche Holdings, Inc.,
(Floating, U.S. SOFR + 0.74%), 6.10%, 11/13/26(1) (2)	7,800	7,828

		8,466

Chemicals – 0.5%

Avery Dennison Corp., 0.85%, 8/15/24	3,000	2,943

Sherwin-Williams (The) Co., 4.05%, 8/8/24	2,700	2,682

Westlake Corp., 0.88%, 8/15/24	2,375	2,331

		7,956

Containers & Packaging – 0.1%

Graphic Packaging International LLC, 0.82%, 4/15/24(1)	2,022	2,018

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 36.7% continued

Electric Utilities – 1.8%

Black Hills Corp., 1.04%, 8/23/24	$3,180	$3,124

DTE Energy Co., 4.22%, 11/1/24	3,300	3,269

Mississippi Power Co.,
(Floating, U.S. SOFR + 0.30%), 5.68%, 6/28/24(2)	8,000	8,001

Vistra Operations Co. LLC, 5.13%, 5/13/25(1)	15,600	15,462

		29,856

Electrical Equipment – 0.2%

Carrier Global Corp., 5.80%, 11/30/25	2,250	2,265

Entertainment Content – 0.1%

Take-Two Interactive Software, Inc., 3.55%, 4/14/25	1,400	1,374

Food – 0.6%

Campbell Soup Co., 5.30%, 3/20/26	1,000	1,001

General Mills, Inc., 5.24%, 11/18/25	1,940	1,934
4.70%, 1/30/27	2,291	2,272

McCormick & Co., Inc., 3.25%, 11/15/25	5,000	4,831

		10,038

Health Care Facilities & Services – 0.3%

Elevance Health, Inc., 3.35%, 12/1/24	5,000	4,929

Institutional Financial Services – 3.8%

Goldman Sachs Group (The), Inc., 3.50%, 4/1/25	1,500	1,472
(Floating, U.S. SOFR + 0.81%), 6.19%, 3/9/27(2)	25,000	24,962

Morgan Stanley,
(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25(3)	3,385	3,296
(Floating, U.S. SOFR + 0.95%), 6.32%, 2/18/26(2)	20,000	20,099

Nasdaq, Inc., 5.65%, 6/28/25	10,000	10,033

State Street Corp., 5.27%, 8/3/26	2,070	2,082

		61,944

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  330  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 36.7% continued

Insurance – 4.4%

Brighthouse Financial Global Funding,
(Floating, U.S. SOFR + 0.76%), 6.11%, 4/12/24(1) (2)	$1,300	$1,300
1.75%, 1/13/25(1)	700	677

Corebridge Financial, Inc., 3.50%, 4/4/25	12,900	12,632

GA Global Funding Trust,
(Floating, U.S. SOFR + 0.50%), 5.88%, 9/13/24(1) (2)	20,000	20,005

Jackson National Life Global Funding, 1.75%, 1/12/25(1)	15,220	14,762

Protective Life Global Funding, 0.78%, 7/5/24(1)	13,300	13,135

Security Benefit Global Funding, 1.25%, 5/17/24	9,300	9,240

		71,751

Machinery – 1.1%

AGCO, Corp., 5.45%, 3/21/27	1,710	1,719

Caterpillar Financial Services Corp.,
(Floating, U.S. SOFR + 0.46%), 5.83%, 2/27/26(2)	4,000	4,006

CNH Industrial Capital LLC, 3.95%, 5/23/25	6,090	5,982

Stanley Black & Decker, Inc., 6.27%, 3/6/26	5,870	5,870

		17,577

Medical Equipment & Devices – 1.2%

Baxter International, Inc.,
(Floating, U.S. SOFR Compounded Index + 0.44%), 5.81%, 11/29/24(2)	6,570	6,569

Stryker Corp., 3.50%, 3/15/26	7,000	6,789

Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	6,600	6,423

		19,781

Oil & Gas Producers – 0.5%

Continental Resources, Inc., 3.80%, 6/1/24	1,000	996

Enterprise Products Operating LLC, 5.05%, 1/10/26	2,230	2,229

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 36.7% continued

Oil & Gas Producers – 0.5% continued

Williams (The) Cos., Inc., 5.40%, 3/2/26	$5,110	$5,125

		8,350

Real Estate Investment Trusts – 0.1%

Public Storage Operating Co.,
(Floating, U.S. SOFR Compounded Index + 0.60%), 5.96%, 7/25/25(2)	1,730	1,735

Retail - Consumer Staples – 0.1%

Walmart, Inc., 4.00%, 4/15/26	1,785	1,762

Retail - Discretionary – 0.7%

AutoNation, Inc., 4.50%, 10/1/25	1,000	985

AutoZone, Inc., 5.05%, 7/15/26	2,980	2,985

O’Reilly Automotive, Inc., 5.75%, 11/20/26	1,890	1,922

Ross Stores, Inc., 4.60%, 4/15/25	5,323	5,273

		11,165

Semiconductors – 0.1%

Intel Corp., 4.88%, 2/10/26	795	793

Software – 0.3%

Oracle Corp., 5.80%, 11/10/25	4,030	4,064

Specialty Finance – 3.7%

Air Lease Corp., 0.80%, 8/18/24	5,100	5,003

Ally Financial, Inc., 3.88%, 5/21/24	2,646	2,638

American Express Co.,
(Floating, U.S. SOFR Compounded Index + 0.65%), 6.01%, 11/4/26(2)	27,996	28,025

Aviation Capital Group LLC, 5.50%, 12/15/24(1)	10,000	9,962

Synchrony Financial, 4.25%, 8/15/24	6,063	6,024
4.88%, 6/13/25	9,047	8,914

		60,566

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  331  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 36.7% continued

Steel – 0.3%

Nucor Corp., 3.95%, 5/23/25	$5,340	$5,257

Technology Services – 0.5%

Global Payments, Inc., 1.50%, 11/15/24	7,630	7,436

Telecommunications – 1.0%

AT&T, Inc.,
(Floating, CME Term SOFR 3M + 1.44%), 6.76%, 6/12/24(2)	3,619	3,626

1.70%, 3/25/26	2,831	2,648

Sprint LLC, 7.13%, 6/15/24	3,500	3,505

Verizon Communications, Inc.,
(Floating, U.S. SOFR Compounded Index + 0.79%), 6.17%, 3/20/26(2)	6,696	6,734

		16,513

Total Corporate Bonds
(Cost $599,780)		597,312

FOREIGN ISSUER BONDS – 43.7%

Automotive – 1.2%

BMW U.S. Capital LLC,
(Floating, U.S. SOFR Compounded Index + 0.38%), 5.74%, 8/12/24(1) (2)	3,000	3,003
5.30%, 8/11/25(1)	2,900	2,904
4.90%, 4/2/27(1)	3,000	2,993

Kia Corp., 2.38%, 2/14/25(1)	7,080	6,892

Mercedes-Benz Finance North America LLC,
(Floating, U.S. SOFR + 0.93%), 6.31%, 3/30/25(1) (2)	2,000	2,012
5.38%, 8/1/25(1)	2,410	2,414

		20,218

Banking – 38.4%

Banco Santander S.A., 3.89%, 5/24/24	400	399
(Floating, U.S. SOFR + 1.24%), 6.61%, 5/24/24(2)	10,400	10,415
5.15%, 8/18/25	6,200	6,153

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 43.7% continued

Banking – 38.4% continued

Bank of Montreal,
(Floating, U.S. SOFR Compounded Index + 0.62%), 6.00%, 9/15/26(2)	$25,800	$25,781

Bank of New Zealand,
(Floating, U.S. SOFR + 0.81%), 6.17%, 1/27/27(1) (2)	21,000	20,976

Bank of Nova Scotia (The),
(Floating, U.S. SOFR Compounded Index + 0.55%), 5.92%, 3/2/26(2)	30,000	29,950

Banque Federative du Credit Mutuel S.A.,
(Floating, U.S. SOFR Compounded Index + 0.41%), 5.77%, 2/4/25(1) (2)	35,000	35,024

Barclays PLC,
(Floating, U.S. SOFR + 1.49%), 6.87%, 3/12/28(2)	10,000	10,060

BNP Paribas S.A., 4.25%, 10/15/24	13,084	12,974

Commonwealth Bank of Australia,
(Floating, U.S. SOFR + 0.40%), 5.75%, 7/7/25(1) (2)	7,800	7,806
(Floating, U.S. SOFR + 0.52%), 5.90%, 6/15/26(1) (2)	24,500	24,522

Cooperatieve Rabobank U.A.,
(Floating, U.S. SOFR Compounded Index + 0.38%), 5.73%, 1/10/25(2)	4,700	4,704

Credit Agricole S.A., 3.25%, 10/4/24(1)	7,000	6,913
(Floating, U.S. SOFR + 0.87%), 6.25%, 3/11/27(1) (2)	4,660	4,671

Credit Suisse A.G., 3.63%, 9/9/24	3,500	3,467
7.95%, 1/9/25	5,517	5,609

Danske Bank A/S,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.10%), 6.47%, 1/9/26(1) (3)	4,135	4,151
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.18%), 6.26%, 9/22/26(1) (3)	4,060	4,100

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  332  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 43.7% continued

Banking – 38.4% continued

DBS Group Holdings Ltd.,
(Floating, U.S. SOFR Compounded Index + 0.30%), 5.67%, 11/22/24(1) (2)	$15,000	$15,004

Deutsche Bank A.G.,
(Floating, U.S. SOFR + 1.22%), 6.58%, 11/16/27(2)	7,500	7,422

Federation des Caisses Desjardins du Quebec,
(Floating, U.S. SOFR + 0.43%), 5.80%, 5/21/24(1) (2)	22,400	22,406
(Variable, U.S. SOFR Compounded Index + 1.09%), 5.28%, 1/23/26(1) (3)	14,030	13,963

HSBC Holdings PLC,
(Floating, CME Term SOFR 3M + 1.64%), 6.96%, 9/12/26(2)	22,816	23,056

ING Groep N.V.,
(Floating, U.S. SOFR Compounded Index + 1.01%), 6.39%, 4/1/27(2)	27,000	27,090

Lloyds Banking Group PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.75%), 4.72%, 8/11/26(3)	7,700	7,607

Macquarie Group Ltd.,
(Floating, U.S. SOFR + 0.71%), 6.06%, 10/14/25(1) (2)	25,960	25,941

Mitsubishi UFJ Financial Group, Inc.,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.70%), 4.79%, 7/18/25(3)	10,000	9,966
(Floating, U.S. SOFR + 0.94%), 6.30%, 2/20/26(2)	3,000	3,007

National Australia Bank Ltd.,

(Floating, U.S. SOFR + 0.86%), 6.24%, 6/9/25(1) (2)	13,950	14,027

National Bank of Canada, 0.75%, 8/6/24	7,500	7,373
(Variable, U.S. SOFR + 1.01%), 3.75%, 6/9/25(3)	7,070	7,039

Nationwide Building Society,
(Floating, U.S. SOFR + 1.29%), 6.65%, 2/16/28(1) (2)	10,700	10,711

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS – 43.7% continued

Banking – 38.4% continued

NatWest Markets PLC,
(Floating, U.S. SOFR + 0.53%), 5.89%, 8/12/24(1) (2)	$10,700	$10,703
(Floating, U.S. SOFR + 0.76%), 6.14%, 9/29/26(1) (2)	32,900	32,750

Nordea Bank Abp,
(Floating, U.S. SOFR + 0.96%), 6.34%, 6/6/25(1) (2)	12,200	12,279

Royal Bank of Canada,
(Floating, U.S. SOFR Compounded Index + 0.57%), 5.93%, 4/27/26(2)	20,900	20,888
(Floating, U.S. SOFR Compounded Index + 0.59%), 5.95%, 11/2/26(2)	15,000	14,994

Skandinaviska Enskilda Banken AB,
(Floating, U.S. SOFR + 0.96%), 6.34%, 6/9/25(1) (2)	20,000	20,112

Societe Generale S.A., 2.63%, 10/16/24(1)	14,505	14,256

Sumitomo Mitsui Financial Group, Inc.,
(Floating, U.S. SOFR + 0.88%), 6.23%, 1/14/27(2)	5,840	5,845

Svenska Handelsbanken AB,
(Floating, U.S. SOFR + 0.91%), 6.29%, 6/10/25(1) (2)	27,484	27,593

Swedbank AB, 6.14%, 9/12/26(1)	7,000	7,094

Toronto-Dominion Bank (The), 5.53%, 7/17/26	5,000	5,045
(Floating, U.S. SOFR + 0.59%), 5.97%, 9/10/26(2)	20,000	20,006

Westpac Banking Corp., 1.02%, 11/18/24	280	272
(Floating, U.S. SOFR + 0.30%), 5.67%, 11/18/24(2)	2,972	2,974
(Floating, U.S. SOFR + 1.00%), 6.37%, 8/26/25(2)	13,230	13,335
(Floating, U.S. SOFR + 0.52%), 5.89%, 6/3/26(2)	4,200	4,192

		624,625

Electric Utilities – 0.3%

Enel Finance International N.V., 4.25%, 6/15/25(1)	4,400	4,331

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  333  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

FOREIGN ISSUER BONDS - 43.7% continued

Industrial Support Services – 1.0%

Element Fleet Management Corp., 1.60%, 4/6/24 (1)	$5,800	$5,797
6.27%, 6/26/26 (1)	9,720	9,836

		15,633

Institutional Financial Services – 0.8%

LSEGA Financing PLC, 0.65%, 4/6/24 (1)	4,900	4,897

Sumitomo Mitsui Trust Bank Ltd., (Floating, U.S. SOFR + 0.44%), 5.82%, 9/16/24 (1) (2)	7,855	7,860

		12,757

Oil & Gas Producers – 0.5%

TransCanada PipeLines Ltd., 1.00%, 10/12/24	9,070	8,843

Specialty Finance – 0.6%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	9,100	8,878

Transportation & Logistics – 0.7%

Canadian Pacific Railway Co., 1.35%, 12/2/24	5,060	4,921
2.90%, 2/1/25	7,000	6,841

		11,762

Transportation Equipment – 0.2%

Daimler Truck Finance North America LLC, 5.00%, 1/15/27(1)	4,000	3,991

Total Foreign Issuer Bonds

(Cost $712,064)		711,038

U.S. GOVERNMENT AGENCIES – 0.6% (4)

Fannie Mae – 0.4%

Fannie Mae REMICS, Series 2021-47, Class A, 3.00%, 11/25/32	2,441	2,409

Pool #FM3019, 3.50%, 2/1/35	2,003	1,917

Pool #MA3932, 3.50%, 2/1/35	1,785	1,706

		6,032

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 0.6% (4) continued

Freddie Mac – 0.1%

Pool #ZS8641, 2.50%, 2/1/32	$2,896	$2,701

Government National Mortgage Association – 0.1%

Government National Mortgage Association, Series 2013-149, Class MA, 2.50%, 5/20/40	1,241	1,194

Total U.S. Government Agencies

(Cost $10,634)		9,927

U.S. GOVERNMENT OBLIGATIONS – 5.8%

U.S. Treasury Notes – 5.8%

4.38%, 8/15/26	10,000	9,964

4.63%, 9/15/26	15,000	15,038

4.63%, 11/15/26	45,000	45,160

4.13%, 2/15/27	25,000	24,799

		94,961

Total U.S. Government Obligations

(Cost $94,985)		94,961

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 4.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(5) (6)	67,954,737	$67,955

Total Investment Companies

(Cost $67,955)		67,955

Total Investments – 99.6%

(Cost $1,625,814)		1,620,077

Other Assets less Liabilities – 0.4%		6,391

NET ASSETS – 100.0%		$1,626,468

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2024, the value of these securities amounted to approximately $510,775,000 or 31.4% of net assets.

(2)	Variable or floating rate security. Rate as of March 31, 2024 is disclosed.
(3)	Variable or floating rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of March 31, 2024.
(4)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  334  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

(6)	7-day current yield as of March 31, 2024 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

CME - Chicago Mercantile Exchange

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

Asset-Backed Securities	8.6%

Corporate Bonds	36.7%

Foreign Issuer Bonds	43.7%

U.S. Government Agencies	0.6%

U.S. Government Obligations	5.8%

Investment Companies	4.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

Asset-backed securities(1)	$—	$138,884	$—	$138,884

Corporate Bonds(1)	—	597,312	—	597,312

Foreign Issuer Bonds(1)	—	711,038	—	711,038

U.S. Government Agencies(1)	—	9,927	—	9,927

U.S. Government Obligations	—	94,961	—	94,961

Investment Companies	67,955	—	—	67,955

Total Investments	$67,955	$1,552,122	$—	$1,620,077

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  335  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 6.1% (1)

Fannie Mae – 3.0%

Pool #555649, 7.50%, 10/1/32	$10	$10

Pool #BH9277, 3.50%, 2/1/48	115	105

Pool #CB7509, 6.00%, 11/1/53	77	78

Pool #DA0021, 6.00%, 9/1/53	77	79

Pool #FS3063, 4.50%, 10/1/52	179	172

Pool #FS4669, 6.00%, 3/1/53	75	76

Pool #FS5952, 6.50%, 10/1/53	77	81

Pool #FS6176, 5.00%, 12/1/47	69	69

Pool #FS6177, 6.50%, 5/1/40	73	77

		747

Freddie Mac – 2.7%

Pool #RA8880, 5.50%, 4/1/53	93	93

Pool #SD1360, 5.50%, 7/1/52	102	102

Pool #SD1710, 5.00%, 10/1/52	186	182

Pool #SD2347, 5.50%, 2/1/53	78	78

Pool #SD2665, 6.00%, 4/1/53	91	93

Pool #SD3817, 6.00%, 9/1/53	114	115

Pool #ZS7735, 2.00%, 1/1/32	1	1

		664

Freddie Mac Gold – 0.1%

Pool #G30926, 3.50%, 4/1/36	19	18

Government National Mortgage Association – 0.3%

Government National Mortgage Association, Series 2017-95, Class QG, 2.50%, 8/20/46	71	64

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 6.1% (1) continued

Government National Mortgage Association I – 0.0%

Pool #676682, 4.50%, 6/15/25	$6	$6

Pool #782618, 4.50%, 4/15/24(2)	—	—

Pool #783245, 5.00%, 9/15/24(2)	—	—

Pool #783489, 5.00%, 6/15/25(2)	—	—

		6

Total U.S. Government Agencies

(Cost $1,505)		1,499

U.S. GOVERNMENT OBLIGATIONS – 92.8%

U.S. Treasury Bonds – 19.5%

1.13%, 5/15/40	250	156

4.25%, 11/15/40	250	247

3.88%, 2/15/43	500	463

3.88%, 5/15/43	500	462

4.38%, 8/15/43	500	495

4.75%, 11/15/43	250	260

2.75%, 11/15/47	500	374

3.38%, 11/15/48	500	419

2.38%, 11/15/49	500	343

1.38%, 8/15/50	250	132

2.38%, 5/15/51	500	340

4.75%, 11/15/53	1,050	1,123

		4,814

U.S. Treasury Inflation Indexed Notes – 1.7%

0.38%, 7/15/25	111	142

0.13%, 4/15/26	126	142

0.13%, 4/15/27	137	141

0.13%, 7/15/30	2	2

		427

U.S. Treasury Notes – 71.6%

2.88%, 4/30/25	368	360

0.25%, 5/31/25	145	137

2.88%, 5/31/25	587	573

0.25%, 7/31/25	677	637

0.25%, 9/30/25	133	124

0.38%, 11/30/25	128	119

0.38%, 12/31/25	159	148

2.63%, 12/31/25	119	115

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  336  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 92.8% continued

U.S. Treasury Notes – 71.6% continued

4.25%, 1/31/26	$500	$496

4.00%, 2/15/26	1,035	1,022

0.75%, 3/31/26	170	158

0.88%, 6/30/26	302	279

1.88%, 6/30/26	295	279

0.63%, 7/31/26	299	273

1.50%, 8/15/26	1,000	932

0.75%, 8/31/26	293	268

1.13%, 10/31/26	211	194

4.00%, 1/15/27	250	247

1.50%, 1/31/27	265	245

0.63%, 3/31/27	92	82

0.50%, 5/31/27	107	95

0.38%, 9/30/27	311	271

2.25%, 11/15/27	226	210

0.63%, 11/30/27	236	207

3.88%, 11/30/27	588	579

0.75%, 1/31/28	229	201

3.50%, 4/30/28	700	679

1.25%, 5/31/28	215	190

3.63%, 5/31/28	1,000	975

4.00%, 6/30/28	250	247

2.88%, 8/15/28	595	562

1.13%, 8/31/28	208	182

4.38%, 8/31/28	750	754

3.13%, 11/15/28	588	560

4.00%, 1/31/29	200	198

4.00%, 2/28/30	250	247

4.13%, 8/31/30	2,250	2,237

4.38%, 11/30/30	350	353

3.75%, 12/31/30	200	195

4.00%, 1/31/31	100	99

4.25%, 2/28/31	500	501

3.50%, 2/15/33	180	171

3.38%, 5/15/33	300	281

4.00%, 2/15/34	1,000	984

		17,666

Total U.S. Government Obligations

(Cost $23,568)		22,907

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 5.13%(3) (4)	121,793	$122

Total Investment Companies

(Cost $122)		122

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill, 5.30%, 4/11/24(5) (6)	$5	$5

Total Short-Term Investments

(Cost $5)		5

Total Investments – 99.4%

(Cost $25,200)		24,533

Other Assets less Liabilities – 0.6%		147

NET ASSETS – 100.0%		$24,680

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Principal Amount and Value rounds to less than one thousand.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2024 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged related to the Fund’s investment in futures contracts during the period. As of March 31, 2024, the Fund did not hold any open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	6.1%

U.S. Government Obligations	92.8%

Investment Companies	0.5%

Short-Term Investments	0.0%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  337  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued	MARCH 31, 2024

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Agencies(1)	$ —	$1,499	$—	$1,499

U.S. Government Obligations(1)	—	22,907	—	22,907

Investment Companies	122	—	—	122

Short-Term Investments	—	5	—	5

Total Investments	$122	$24,411	$—	$24,533

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  338  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

U.S. GOVERNMENT MONEY MARKET FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 23.2% (1)

Federal Farm Credit Bank – 9.1%
FFCB Discount Notes,
5.10%, 7/12/24(2)	$10,000	$9,858
5.12%, 8/1/24(2)	15,000	14,743
4.88%, 10/7/24(2)	15,000	14,621
4.78%, 11/5/24(2)	65,000	63,138

FFCB Notes,

(Floating, U.S. Federal Funds + 0.12%), 5.45%, 4/1/24(3)	60,000	60,000

(Floating, U.S. Federal Funds + 0.13%), 5.46%, 4/1/24(3)	165,000	164,989

(Floating, U.S. Federal Funds + 0.14%), 5.47%, 4/1/24(3)	85,000	85,000

(Floating, U.S. SOFR + 0.10%), 5.41%, 4/1/24(3)	23,000	23,000

(Floating, U.S. SOFR + 0.11%), 5.44%, 4/1/24(3)	120,000	120,000

(Floating, U.S. SOFR + 0.13%), 5.46%, 4/1/24(3)	180,000	180,000

(Floating, U.S. SOFR + 0.14%), 5.47%, 4/1/24(3)	190,000	190,000

(Floating, U.S. SOFR + 0.15%), 5.48%, 4/1/24(3)	30,000	30,000

(Floating, U.S. SOFR + 0.16%), 5.49%, 4/1/24(3)	245,000	245,000

(Floating, U.S. SOFR + 0.17%), 5.50%, 4/1/24(3)	170,000	169,996

(Floating, U.S. SOFR + 0.18%), 5.51%, 4/1/24(3)	450,000	449,996

(Floating, U.S. SOFR + 0.19%), 5.52%, 4/1/24(3)	45,000	45,000

		1,865,341

Federal Home Loan Bank – 14.1%

FHLB Bonds,

5.33%, 4/26/24	45,000	45,000
5.35%, 4/26/24	55,000	55,000
5.27%, 5/3/24	130,000	130,000
5.31%, 6/14/24	100,000	100,000
5.62%, 11/12/24	190,000	190,000
5.50%, 12/20/24	120,000	120,000
5.51%, 12/23/24	110,000	110,000
5.54%, 1/3/25	185,000	185,000
5.53%, 1/8/25	60,000	60,000
5.40%, 2/3/25	225,000	225,000
5.13%, 2/7/25	80,000	80,000
5.03%, 2/14/25	230,000	230,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 23.2% (1) continued

Federal Home Loan Bank – 14.1% continued

5.02%, 2/19/25	$80,000	$80,000
5.00%, 2/24/25	165,000	165,000

FHLB Discount Notes,

5.34%, 5/3/24(2)	180,000	179,157
5.30%, 5/13/24(2)	80,000	79,512
5.26%, 6/28/24(2)	20,000	19,744
5.20%, 8/5/24(2)	80,000	78,564
5.17%, 8/7/24(2)	115,550	113,438
5.17%, 8/23/24(2)	20,000	19,590
4.83%, 10/31/24(2)	100,000	97,184
4.74%, 11/7/24(2)	55,000	53,412
4.79%, 11/7/24(2)	55,000	53,412
4.81%, 2/10/25(2)	70,000	67,083
4.83%, 2/10/25(2)	10,000	9,583
4.81%, 2/11/25(2)	45,000	43,120

FHLB Notes,

(Floating, U.S. SOFR + 0.14%), 5.47%, 4/1/24(3)	50,000	50,000

(Floating, U.S. SOFR + 0.16%), 5.49%, 4/1/24(3)	55,000	55,000

(Floating, U.S. SOFR + 0.20%), 5.53%, 4/1/24(3)	135,000	135,000

(Floating, U.S. SOFR + 0.21%), 5.54%, 4/1/24(3)	55,000	55,000

		2,883,799

Total U.S. Government Agencies

(Cost $4,749,140)		4,749,140

U.S. GOVERNMENT OBLIGATIONS – 10.7%

U.S. Treasury Bills – 10.1%

5.12%, 4/11/24(2)	35,000	34,948
5.34%, 4/11/24(2)	85,000	84,875
5.24%, 5/7/24(2)	60,000	59,684
5.13%, 5/16/24(2)	90,000	89,409
5.25%, 5/16/24(2)	95,000	94,376
5.26%, 5/16/24(2)	95,000	94,376
5.16%, 5/30/24(2)	405,000	401,512
5.15%, 6/13/24(2)	165,000	163,243
5.15%, 6/20/24(2)	140,000	138,368
5.16%, 6/20/24(2)	20,000	19,767
5.04%, 7/2/24(2)	55,000	54,266
5.05%, 7/2/24(2)	20,000	19,733
5.03%, 7/16/24(2)	80,000	78,772
5.03%, 7/23/24(2)	210,000	206,563

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 339 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 10.7% continued

U.S. Treasury Bills – 10.1% continued

5.01%, 7/25/24(2)	$10,000	$9,840

5.07%, 7/30/24(2)	35,000	34,397

5.02%, 8/1/24(2)	90,000	88,473

5.12%, 8/22/24(2)	160,450	157,189

5.17%, 8/22/24(2)	230,000	225,325

		2,055,116

U.S. Treasury Floating Rate Notes – 0.2%

(Floating, U.S. Treasury 3M Bill MMY - 0.08%), 5.23%, 4/1/24(3)	50,000	49,997

U.S. Treasury Notes – 0.4%

1.00%, 12/15/24	90,000	87,612

Total U.S. Government Obligations

(Cost $2,192,725)		2,192,725

Investments, at Amortized Cost

($6,941,865)		6,941,865

REPURCHASE AGREEMENTS – 64.8% (4)

Bank of America Securities LLC, dated 3/28/24, repurchase price $420,249, 5.33%, 4/1/24	420,000	420,000

Barclays Capital, Inc., dated 3/28/24, repurchase price $1,000,592, 5.33%, 4/1/24	1,000,000	1,000,000

Barclays Capital, Inc., dated 3/28/24, repurchase price $886,524, 5.32%, 4/1/24	886,000	886,000

Canadian Imperial Bank of Commerce, dated 3/28/24, repurchase price $550,896, 5.33%, 4/4/24	550,000	550,000

Citigroup Global Markets, Inc., dated 3/28/24, repurchase price $1,050,621, 5.32%, 4/1/24	1,050,000	1,050,000

Federal Reserve Bank of New York, dated 3/28/24, repurchase price $5,680,343, 5.30%, 4/1/24	5,677,000	5,677,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENTS - 64.8% (4) continued

JPMorgan Securities LLC, dated 3/28/24, repurchase price $750,443, 5.32%, 4/1/24	$750,000	$750,000

JPMorgan Securities LLC, dated 3/28/24, repurchase price $753,438, 5.34%, 4/4/24	750,000	750,000

JPMorgan Securities LLC, dated 3/28/24, repurchase price $900,533, 5.33%, 4/1/24	900,000	900,000

NatWest Markets PLC, dated 3/28/24, repurchase price $800,474, 5.33%, 4/1/24	800,000	800,000

Royal Bank of Canada, New York Branch, dated 3/28/24, repurchase price $454,072, 5.34%, 4/4/24	450,000	450,000

		13,233,000

Total Repurchase Agreements

(Cost $13,233,000)		13,233,000

Total Investments – 98.7%

(Cost $20,174,865)		20,174,865

Other Assets less Liabilities – 1.3%		259,659

NET ASSETS – 100.0%		$20,434,524

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2024 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  340  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

NAME	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES
FHLB	$23,739	3.93%—5.55%	4/23/24—11/29/38
FHLMC	$786,923	0.00%—7.00%	1/1/28—3/1/54
FNMA	$1,356,161	0.00%—7.50%	6/17/25—9/1/61
GNMA	$1,662,587	1.50%—8.50%	11/15/28—2/20/69
U.S. Treasury Bonds	$2,169,677	0.75%—5.50%	8/15/28—2/15/45
U.S. Treasury Notes	$7,423,809	0.13%—4.63%	4/15/24—2/15/32
TVA	$266	4.25%	9/15/65

Total	$13,423,162

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M – 3 Month

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

MMY – Money Market Yield

SOFR – Secured Overnight Financing Rate

TVA – Tennessee Valley Authority

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	23.2%

U.S. Government Obligations	10.7%

Repurchase Agreements	64.8%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Money Market Fund(1)	$—	$20,174,865	$—	$20,174,865
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  341  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES – 23.5% (1)

Federal Farm Credit Bank – 10.9%

FFCB Discount Notes,

5.36%, 4/12/24(2)	$30,000	$29,952

5.36%, 4/17/24(2)	4,000	3,991

5.12%, 8/1/24(2)	5,000	4,914

5.19%, 8/14/24(2)	55,000	53,944

4.88%, 10/7/24(2)	5,000	4,874

4.78%, 11/5/24(2)	15,000	14,570

FFCB Notes,

(Floating, U.S. Federal Funds + 0.12%), 5.45%, 4/1/24(3)	10,000	10,000

(Floating, U.S. Federal Funds + 0.13%), 5.46%, 4/1/24(3)	38,000	37,998

(Floating, U.S. Federal Funds + 0.14%), 5.47%, 4/1/24(3)	15,000	15,000

(Floating, U.S. SOFR + 0.10%), 5.41%, 4/1/24(3)	5,000	5,000

(Floating, U.S. SOFR + 0.10%), 5.43%, 4/1/24(3)	10,000	10,000

(Floating, U.S. SOFR + 0.11%), 5.44%, 4/1/24(3)	25,000	25,000

(Floating, U.S. SOFR + 0.13%), 5.46%, 4/1/24(3)	35,000	35,000

(Floating, U.S. SOFR + 0.14%), 5.47%, 4/1/24(3)	35,000	35,000

(Floating, U.S. SOFR + 0.15%), 5.48%, 4/1/24(3)	5,000	5,000

(Floating, U.S. SOFR + 0.16%), 5.49%, 4/1/24(3)	55,000	55,000

(Floating, U.S. SOFR + 0.17%), 5.50%, 4/1/24(3)	25,000	25,000

(Floating, U.S. SOFR + 0.18%), 5.51%, 4/1/24(3)	105,000	104,999

(Floating, U.S. SOFR + 0.19%), 5.52%, 4/1/24(3)	10,000	10,000

		485,242

Federal Home Loan Bank – 12.6%

FHLB Bonds,

5.33%, 4/26/24	10,000	10,000

5.35%, 4/26/24	10,000	10,000

5.27%, 5/3/24	20,000	20,000

5.31%, 6/14/24	25,000	25,000

5.62%, 11/12/24	30,000	30,000

5.50%, 12/20/24	20,000	20,000

5.51%, 12/23/24	20,000	20,000

5.54%, 1/3/25	30,000	30,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT AGENCIES - 23.5% (1) continued

Federal Home Loan Bank – 12.6% continued

5.53%, 1/8/25	$12,000	$12,000

5.40%, 2/3/25	50,000	50,000

5.13%, 2/7/25	42,000	42,000

5.03%, 2/14/25	45,000	45,000

5.02%, 2/19/25	10,000	10,000

5.00%, 2/24/25	45,000	45,000

FHLB Discount Notes,

5.34%, 5/3/24(2)	35,000	34,836

5.30%, 5/13/24(2)	15,000	14,909

5.26%, 6/28/24(2)	5,000	4,936

5.18%, 8/2/24(2)	25,000	24,561

5.20%, 8/5/24(2)	15,000	14,731

4.83%, 10/31/24(2)	20,000	19,437

4.74%, 11/7/24(2)	10,000	9,711

4.79%, 11/7/24(2)	10,000	9,711

4.81%, 2/10/25(2)	15,000	14,375

4.81%, 2/11/25(2)	5,000	4,791

FHLB Notes,

(Floating, U.S. SOFR + 0.16%), 5.49%, 4/1/24(3)	10,000	10,000

(Floating, U.S. SOFR + 0.20%), 5.53%, 4/1/24(3)	20,000	20,000

(Floating, U.S. SOFR + 0.21%), 5.54%, 4/1/24(3)	10,000	10,000

		560,998

Total U.S. Government Agencies

(Cost $1,046,240)		1,046,240

U.S. GOVERNMENT OBLIGATIONS – 8.8%

U.S. Treasury Bills – 7.9%

5.12%, 4/11/24(2)	5,000	4,993

5.34%, 4/11/24(2)	15,000	14,978

5.24%, 5/7/24(2)	10,000	9,947

5.13%, 5/16/24(2)	20,000	19,869

5.25%, 5/16/24(2)	15,000	14,901

5.26%, 5/16/24(2)	10,000	9,934

5.16%, 5/30/24(2)	94,300	93,488

5.15%, 6/13/24(2)	35,000	34,627

5.15%, 6/20/24(2)	30,000	29,650

5.16%, 6/20/24(2)	5,000	4,942

5.04%, 7/2/24(2)	10,000	9,866

5.05%, 7/2/24(2)	15,000	14,800

5.03%, 7/16/24(2)	15,000	14,770

5.03%, 7/23/24(2)	50,000	49,182

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  342  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 8.8% continued

U.S. Treasury Bills – 7.9% continued

5.07%, 7/30/24(2)	$8,000	$7,862

5.02%, 8/1/24(2)	20,000	19,661

		353,470

U.S. Treasury Floating Rate Notes – 0.5%

(Floating, U.S. Treasury 3M Bill MMY - 0.08%), 5.23%, 4/1/24(3)	20,000	19,999

U.S. Treasury Notes – 0.4%

1.00%, 12/15/24	20,000	19,469

Total U.S. Government Obligations

(Cost $392,938)		392,938

Investments, at Amortized Cost

($1,439,178)		1,439,178

REPURCHASE AGREEMENTS – 67.2% (4)

Bank of America N.A., dated 3/28/24, repurchase price $250,148, 5.34%, 4/1/24	250,000	250,000

Bank of America Securities LLC, dated 3/28/24, repurchase price $100,059, 5.33%, 4/1/24	100,000	100,000

Barclays Capital, Inc., dated 3/28/24, repurchase price $250,148, 5.32%, 4/1/24	250,000	250,000

Barclays Capital, Inc., dated 3/28/24, repurchase price $350,207, 5.33%, 4/1/24	350,000	350,000

Citigroup Global Markets, Inc., dated 3/28/24, repurchase price $365,216, 5.32%, 4/1/24	365,000	365,000

Federal Reserve Bank of New York, dated 3/28/24, repurchase price $985,580, 5.30%, 4/1/24	985,000	985,000

JPMorgan Securities LLC, dated 3/28/24, repurchase price $150,688, 5.34%, 4/4/24	150,000	150,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

REPURCHASE AGREEMENTS - 67.2% (4) continued

JPMorgan Securities LLC, dated 3/28/24, repurchase price $400,237, 5.33%, 4/1/24	$400,000	$400,000

Royal Bank of Canada, New York Branch, dated 3/28/24, repurchase price $151,357, 5.34%, 4/4/24	150,000	150,000

		3,000,000

Total Repurchase Agreements

(Cost $3,000,000)		3,000,000

Total Investments – 99.5%

(Cost $4,439,178)		4,439,178

Other Assets less Liabilities – 0.5%		23,840

NET ASSETS – 100.0%		$4,463,018

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2024 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

Name	FAIR VALUE (000S)	COUPON RATES	MATURITY DATES

FHLB	$7,947	4.00%—4.08%	6/30/28—6/6/33

FHLMC	$99,553	0.00%—6.00%	12/14/29—9/1/53

FNMA	$444,226	1.50%—7.00%	5/1/27—7/1/61

GNMA	$771,547	2.00%—7.50%	8/20/26—2/20/64

U.S. Treasury Bills	$66,288	0.00%	4/2/24—4/9/24

U.S. Treasury Bonds	$494,596	2.25%—5.50%	8/15/28—2/15/54

U.S. Treasury Notes	$1,168,984	0.38%—5.00%	9/30/25—11/15/33
Total	$3,053,141

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

3M – 3 Month

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  343  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued	MARCH 31, 2024

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

MMY – Money Market Yield

SOFR – Secured Overnight Financing Rate

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Agencies	23.5%

U.S. Government Obligations	8.8%

Repurchase Agreements	67.2%

(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by U.S. Government Select Money Market Fund(1)	$—	$4,439,178	$—	$4,439,178

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  344  NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
_

U.S. TREASURY INDEX FUND	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS – 99.1%

U.S. Treasury Bonds – 20.9%

6.00%, 2/15/26	$10	$10

6.50%, 11/15/26	35	37

6.38%, 8/15/27	65	69

6.13%, 11/15/27	75	79

5.50%, 8/15/28	50	52

5.25%, 11/15/28	100	104

6.13%, 8/15/29	50	54

6.25%, 5/15/30	75	83

5.38%, 2/15/31	100	107

4.50%, 2/15/36	60	62

4.75%, 2/15/37	25	27

5.00%, 5/15/37	50	54

4.38%, 2/15/38	50	51

4.50%, 5/15/38	45	46

3.50%, 2/15/39	50	46

4.25%, 5/15/39	50	50

4.50%, 8/15/39	50	51

4.38%, 11/15/39	50	50

4.63%, 2/15/40	100	104

1.13%, 5/15/40	300	188

4.38%, 5/15/40	65	65

1.13%, 8/15/40	350	217

3.88%, 8/15/40	100	95

1.38%, 11/15/40	325	209

4.25%, 11/15/40	100	99

1.88%, 2/15/41	450	314

4.75%, 2/15/41	95	100

2.25%, 5/15/41	335	248

4.38%, 5/15/41	40	40

1.75%, 8/15/41	550	372

3.75%, 8/15/41	100	92

2.00%, 11/15/41	400	281

3.13%, 11/15/41	145	122

2.38%, 2/15/42	300	223

3.13%, 2/15/42	100	84

3.00%, 5/15/42	155	127

3.25%, 5/15/42	225	192

2.75%, 8/15/42	130	102

3.38%, 8/15/42	150	130

2.75%, 11/15/42	165	129

4.00%, 11/15/42	200	189

3.13%, 2/15/43	105	87

3.88%, 2/15/43	250	231

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 99.1% continued

U.S. Treasury Bonds – 20.9% continued

2.88%, 5/15/43	$225	$179

3.88%, 5/15/43	200	185

3.63%, 8/15/43	100	89

4.38%, 8/15/43	250	247

3.75%, 11/15/43	130	118

4.75%, 11/15/43	225	234

3.63%, 2/15/44	150	133

4.50%, 2/15/44	100	101

3.38%, 5/15/44	150	128

3.13%, 8/15/44	225	185

3.00%, 11/15/44	155	124

2.50%, 2/15/45	150	110

3.00%, 5/15/45	125	100

2.88%, 8/15/45	175	136

3.00%, 11/15/45	80	64

2.50%, 2/15/46	150	109

2.50%, 5/15/46	200	145

2.25%, 8/15/46	175	120

2.88%, 11/15/46	100	77

3.00%, 2/15/47	200	158

3.00%, 5/15/47	150	118

2.75%, 8/15/47	200	150

2.75%, 11/15/47	200	150

3.00%, 2/15/48	265	208

3.13%, 5/15/48	225	180

3.00%, 8/15/48	300	235

3.38%, 11/15/48	300	251

3.00%, 2/15/49	300	234

2.88%, 5/15/49	300	229

2.25%, 8/15/49	250	167

2.38%, 11/15/49	275	189

2.00%, 2/15/50	315	198

1.25%, 5/15/50	380	195

1.38%, 8/15/50	450	238

1.63%, 11/15/50	400	226

1.88%, 2/15/51	475	287

2.38%, 5/15/51	500	340

2.00%, 8/15/51	525	326

1.88%, 11/15/51	450	270

2.25%, 2/15/52	400	264

2.88%, 5/15/52	325	246

3.00%, 8/15/52	380	296

4.00%, 11/15/52	400	377

See Notes to the Financial Statements. NORTHERN FUNDS ANNUAL REPORT 345 FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 99.1% continued

U.S. Treasury Bonds – 20.9% continued

3.63%, 2/15/53	$325	$286

3.63%, 5/15/53	335	295

4.13%, 8/15/53	400	385

4.75%, 11/15/53	325	348

4.25%, 2/15/54	350	345

		14,847

U.S. Treasury Notes – 78.2%

2.63%, 4/15/25	200	195

0.38%, 4/30/25	300	286

2.88%, 4/30/25	200	196

3.88%, 4/30/25	200	198

2.13%, 5/15/25	400	388

2.75%, 5/15/25	275	268

0.25%, 5/31/25	300	284

2.88%, 5/31/25	175	171

4.25%, 5/31/25	300	298

2.88%, 6/15/25	250	244

0.25%, 6/30/25	300	283

2.75%, 6/30/25	150	146

4.63%, 6/30/25	400	399

0.25%, 7/31/25	350	329

2.88%, 7/31/25	125	122

4.75%, 7/31/25	250	250

2.00%, 8/15/25	450	433

3.13%, 8/15/25	250	244

0.25%, 8/31/25	250	234

2.75%, 8/31/25	150	146

5.00%, 8/31/25	200	200

3.50%, 9/15/25	300	294

0.25%, 9/30/25	375	351

3.00%, 9/30/25	200	195

5.00%, 9/30/25	300	301

4.25%, 10/15/25	250	248

0.25%, 10/31/25	350	326

3.00%, 10/31/25	200	195

5.00%, 10/31/25	250	251

2.25%, 11/15/25	345	331

4.50%, 11/15/25	300	299

0.38%, 11/30/25	355	330

2.88%, 11/30/25	150	146

4.88%, 11/30/25	400	401

0.38%, 12/31/25	400	371

2.63%, 12/31/25	150	145

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 99.1% continued

U.S. Treasury Notes – 78.2% continued

4.25%, 12/31/25	$375	$372

3.88%, 1/15/26	300	296

0.38%, 1/31/26	350	324

2.63%, 1/31/26	150	145

4.25%, 1/31/26	200	198

1.63%, 2/15/26	250	236

4.00%, 2/15/26	300	296

0.50%, 2/28/26	500	462

2.50%, 2/28/26	100	96

4.63%, 2/28/26	400	400

4.63%, 3/15/26	300	300

0.75%, 3/31/26	400	371

2.25%, 3/31/26	150	143

4.50%, 3/31/26	100	100

3.75%, 4/15/26	300	295

0.75%, 4/30/26	250	231

2.38%, 4/30/26	225	215

1.63%, 5/15/26	300	282

3.63%, 5/15/26	300	294

0.75%, 5/31/26	300	276

2.13%, 5/31/26	175	166

4.13%, 6/15/26	300	297

0.88%, 6/30/26	350	323

1.88%, 6/30/26	125	118

4.50%, 7/15/26	300	300

0.63%, 7/31/26	350	320

1.88%, 7/31/26	200	188

1.50%, 8/15/26	420	392

4.38%, 8/15/26	300	299

0.75%, 8/31/26	150	137

1.38%, 8/31/26	200	186

4.63%, 9/15/26	300	301

0.88%, 9/30/26	450	412

1.63%, 9/30/26	150	140

4.63%, 10/15/26	200	201

1.13%, 10/31/26	400	367

1.63%, 10/31/26	200	186

2.00%, 11/15/26	315	296

4.63%, 11/15/26	300	301

1.25%, 11/30/26	375	345

1.63%, 11/30/26	150	139

4.38%, 12/15/26	350	349

1.25%, 12/31/26	350	321

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  346  NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 99.1% continued

U.S. Treasury Notes – 78.2% continued

1.75%, 12/31/26	$200	$186

1.50%, 1/31/27	475	438

2.25%, 2/15/27	310	292

4.13%, 2/15/27	400	397

1.13%, 2/28/27	100	91

1.88%, 2/28/27	300	279

4.25%, 3/15/27	100	100

0.63%, 3/31/27	180	161

2.50%, 3/31/27	350	331

0.50%, 4/30/27	175	156

2.75%, 4/30/27	350	333

2.38%, 5/15/27	250	235

0.50%, 5/31/27	250	221

2.63%, 5/31/27	350	332

0.50%, 6/30/27	200	177

3.25%, 6/30/27	250	242

0.38%, 7/31/27	250	219

2.75%, 7/31/27	275	261

2.25%, 8/15/27	350	327

0.50%, 8/31/27	250	220

3.13%, 8/31/27	350	336

0.38%, 9/30/27	300	262

4.13%, 9/30/27	350	347

0.50%, 10/31/27	300	262

4.13%, 10/31/27	250	248

2.25%, 11/15/27	300	279

0.63%, 11/30/27	300	263

3.88%, 11/30/27	250	246

0.63%, 12/31/27	350	306

3.88%, 12/31/27	250	246

0.75%, 1/31/28	400	350

3.50%, 1/31/28	250	243

2.75%, 2/15/28	400	378

1.13%, 2/29/28	350	310

4.00%, 2/29/28	300	297

1.25%, 3/31/28	400	356

3.63%, 3/31/28	300	293

1.25%, 4/30/28	400	355

3.50%, 4/30/28	250	243

2.88%, 5/15/28	425	402

1.25%, 5/31/28	450	398

3.63%, 5/31/28	325	317

1.25%, 6/30/28	400	353

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 99.1% continued

U.S. Treasury Notes – 78.2% continued

4.00%, 6/30/28	$300	$297

1.00%, 7/31/28	450	392

4.13%, 7/31/28	175	174

2.88%, 8/15/28	390	368

1.13%, 8/31/28	200	175

4.38%, 8/31/28	325	326

1.25%, 9/30/28	450	395

4.63%, 9/30/28	300	304

1.38%, 10/31/28	400	353

4.88%, 10/31/28	200	205

3.13%, 11/15/28	375	357

1.50%, 11/30/28	350	310

4.38%, 11/30/28	300	302

1.38%, 12/31/28	450	395

3.75%, 12/31/28	375	367

1.75%, 1/31/29	300	268

4.00%, 1/31/29	325	322

2.63%, 2/15/29	400	372

1.88%, 2/28/29	300	269

4.25%, 2/28/29	300	301

2.38%, 3/31/29	300	275

4.13%, 3/31/29	300	299

2.88%, 4/30/29	250	235

2.38%, 5/15/29	300	275

2.75%, 5/31/29	300	280

3.25%, 6/30/29	325	310

2.63%, 7/31/29	200	185

1.63%, 8/15/29	300	263

3.13%, 8/31/29	200	189

3.88%, 9/30/29	275	270

4.00%, 10/31/29	200	198

1.75%, 11/15/29	225	198

3.88%, 11/30/29	200	197

3.88%, 12/31/29	250	246

3.50%, 1/31/30	250	241

1.50%, 2/15/30	425	366

4.00%, 2/28/30	200	198

3.63%, 3/31/30	250	242

3.50%, 4/30/30	250	240

0.63%, 5/15/30	500	404

3.75%, 5/31/30	250	244

3.75%, 6/30/30	200	195

4.00%, 7/31/30	150	148

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT  347  FIXED INCOME AND MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued	MARCH 31, 2024

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

U.S. GOVERNMENT OBLIGATIONS - 99.1% continued

U.S. Treasury Notes – 78.2% continued

0.63%, 8/15/30	$735	$589

4.13%, 8/31/30	250	249

4.63%, 9/30/30	250	256

4.88%, 10/31/30	200	207

0.88%, 11/15/30	625	506

4.38%, 11/30/30	250	252

3.75%, 12/31/30	250	243

1.13%, 2/15/31	650	533

4.25%, 2/28/31	300	301

4.13%, 3/31/31	300	299

1.63%, 5/15/31	740	624

1.25%, 8/15/31	800	652

1.38%, 11/15/31	700	572

1.88%, 2/15/32	750	634

2.88%, 5/15/32	700	636

2.75%, 8/15/32	600	539

4.13%, 11/15/32	650	646

3.50%, 2/15/33	650	616

3.38%, 5/15/33	575	539

3.88%, 8/15/33	700	682

4.50%, 11/15/33	625	639

4.00%, 2/15/34	250	246

		55,412
Total U.S. Government Obligations
(Cost $78,033)		70,259

	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares),

5.13%(1) (2)	539,766	$540
Total Investment Companies
(Cost $540)		540

Total Investments – 99.9%
(Cost $78,573)		70,799
Other Assets less Liabilities – 0.1%		60
NET ASSETS – 100.0%		$70,859

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2024 is disclosed.

Percentages shown are based on Net Assets.

At March 31, 2024, the security types for the Fund were:

SECURITY TYPE(1)	% OF NET ASSETS

U.S. Government Obligations	99.1%

Investment Companies	0.8%
(1)	Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2024:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)

U.S. Government Obligations(1)	$ —	$70,259	$—	$70,259

Investment Companies	540	—	—	540

Total Investments	$540	$70,259	$—	$70,799
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME AND MONEY MARKET FUNDS  348  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2024

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 39 funds as of March 31, 2024, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, Bond Index, California Intermediate Tax-Exempt, California Tax-Exempt, Core Bond, Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Limited Term Tax-Exempt, Limited Term U.S. Government, Multi-Manager High Yield Opportunity, Short Bond, Tax-Advantaged Ultra-Short Fixed Income, Tax-Exempt, Ultra-Short Fixed Income, U.S. Government, U.S. Government Money Market, U.S. Government Select Money Market and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt Fund, which is a non-diversified portfolio. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Each Fund is authorized to issue one class of shares designated as the “Shares” class. The Ultra-Short Fixed Income Fund is authorized to issue a second class of shares designated as Siebert Williams Shank Shares, which commenced operations on September 13, 2022.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser and administrator for the Funds. The Northern Trust Company (“Northern Trust”), an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Funds. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

The U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund seek to qualify as government money market funds under Rule 2a-7 of the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each class of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading. The NAV calculation time and cut-off time for submitting purchase, redemption and exchange requests is at 4:00 P.M. Central time with respect to the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS

Securities for the Funds other than the U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the last quoted sale price, or the official closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their closing NAV. Shares of closed-end funds and exchange-traded funds are valued at their closing market price. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded futures and options are valued at the settlement price as established each day by the exchange on which they are traded. Centrally cleared and bilateral swap agreements are generally valued using an independent pricing service. The foregoing prices may be obtained from one or more independent

NORTHERN FUNDS ANNUAL REPORT  349  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost.

The investments held by the U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund are valued at amortized cost, which approximates fair value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity. Where the Trust’s Board of Trustees (“Board”) believes the extent of any deviation from a Fund’s amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, the Board will consider what action should be initiated, which may include fair valuing securities in accordance with policies and procedures established by, and subject to oversight of, the Board.

The Board has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. Accordingly, any securities for which market quotations are not readily available or for which the available price has been determined to not represent a reliable, current market value are valued at fair value as determined in good faith by NTI. The Board oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. NTI, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign equity securities held by a Fund, in which case NTI may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by NTI to price a Fund’s investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. government securities or U.S. government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return or to seek exposure to certain countries or currencies (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The futures contract positions and investment strategies utilized during the fiscal year ended March 31, 2024, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Core Bond	Long and Short	Hedge/Liquidity

Fixed Income	Long and Short	Hedge/Liquidity

High Yield Fixed Income	Long and Short	Hedge/Liquidity

Limited Term U.S. Government	Long	Hedge/Liquidity

Multi-Manager High Yield Opportunity	Long and Short	Hedge/Liquidity

Short Bond	Long and Short	Hedge/Liquidity

U.S. Government	Long	Hedge/Liquidity

At March 31, 2024, the aggregate market value of assets pledged related to each Fund’s investment in futures contracts for the Core Bond, Fixed Income, High Yield Fixed Income, Limited Term U.S. Government, Short Bond and U.S. Government Funds was approximately $55,000, $75,000, $1,802,000, $5,000, $214,000 and

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2024

$5,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts for hedging and/or speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by a Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

F) CREDIT DEFAULT SWAP AGREEMENTS To the extent consistent with their investment objectives and strategies, certain Funds may invest in credit default swap (“CDS”) agreements for hedging purposes or to gain credit exposure. A Fund may enter into CDS agreements either as a buyer or seller of protection. The buyer of protection in a swap agreement is the party that makes a periodic stream of payments to the counterparty based on the fixed rate of the agreement to the party that is the seller of protection. In exchange for the fixed rate payments received, the seller of protection agrees to provide credit protection to the buyer in the form of payment in the event of a credit default event on the referenced obligation or an underlying security comprising the referenced index. In the event of a credit default event, as defined under the terms of each particular swap agreement, if a Fund is the seller of protection, the Fund will either a) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is the buyer of protection and a credit default event should occur, the Fund will either a) receive from the seller of protection in the swap agreement an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit default event should occur, the maximum potential amount of future payments the seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the swap.

The implied credit spreads are disclosed in the Schedule of Investments for those agreements for which a Fund is the protection seller, if any, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for each swap. The wider the credit spread, the greater the likelihood or risk of default or other credit event occurring for the referenced entity. Events or circumstances that would require the seller to perform under the derivative

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NOTES TO THE FINANCIAL STATEMENTS continued

agreement are credit events as defined under the terms of that particular swap agreement, such as bankruptcy, cross acceleration, failure to pay, repudiation and restructuring.

The resulting values for CDS agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default agreement should the notional amount of the swap agreement be closed/sold as of the period end. When compared to the notional amount of the swap, decreasing market values for CDS sold and, conversely, increasing market values for CDS purchased, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

When entering into a CDS agreement as a buyer of protection, a Fund may pay an upfront premium to enter into the agreement. When selling protection, a Fund may receive this upfront premium paid from the buyer. During the term of the CDS agreement, the discounted value of the estimated stream of fixed rate payments from buyer to seller yet to be made is recorded as unrealized gain or loss on CDS agreements, with any interest payments already having been made being recognized as realized gain or loss on CDS agreements. This treatment will occur until the CDS is sold or reaches its expiration. Any upfront payments made or received upon entering into a CDS agreement are treated as part of the cost and are reflected as part of the unrealized appreciation (depreciation) on valuation. Upon termination of the swap agreement, the amount included in the cost is reversed and becomes part of the realized gain (loss) on CDS agreements. Unrealized appreciation (depreciation) on bilateral CDS agreements and variation margin on centrally cleared CDS agreements, if any, is included in the Statements of Assets and Liabilities, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Counterparty credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap agreement. Additionally, risks may arise with respect to the underlying issuer of the referenced security. Therefore, NTI or the sub-adviser considers the creditworthiness of each underlying issuer of the referenced security in addition to the creditworthiness of the counterparty. In addition, NTI or the sub-advisers may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each swap agreement, collateral may be posted between a Fund and its counterparties to mitigate credit risk. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10. With respect to CDS agreements that were outstanding as of March 31, 2024 for the Multi-Manager High Yield Opportunity Fund, approximately $62,000 was pledged by the Fund and is included in Due from broker on the Statements of Assets and Liabilities and approximately $1,000 received by the

Fund and is included in Due to broker on the Statements of Assets and Liabilities. No other Funds had any outstanding CDS agreements for the fiscal year ended March 31, 2024.

G) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. When-issued securities at March 31, 2024, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

Certain Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. No collateral has been pledged to or received by the Funds as of March 31, 2024.

H) MORTGAGE DOLLAR ROLLS  Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

I) TERM LOANS  The High Yield Municipal, High Yield Fixed Income and Multi-Manager High Yield Opportunity Funds may purchase assignments of, and participations in, term loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Fund may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on

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MARCH 31, 2024

demand. Unfunded loan commitments, if any, represent a future obligation, in full, and are recorded as a liability on the Statements of Assets and Liabilities at fair value. The High Yield Municipal Fund may purchase the securities of distressed companies, including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). DIP financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a DIP financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse would be against the collateral securing the DIP financing.

J) REPURCHASE AGREEMENTS  The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature, which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at The Bank of New York Mellon, State Street Bank and Trust Company or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited. The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund have entered into such repurchase agreements at March 31, 2024, as reflected in their accompanying Schedules of Investments.

Pursuant to exemptive relief granted by the SEC, U.S. Government Money Market Fund and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreements with the Funds and does not collect any additional fees from the Funds for such services. The U.S. Government Money Market Fund did not enter into such joint repurchase agreements during the period. There were no outstanding joint repurchase agreements at March 31, 2024.

The Funds may enter into transactions subject to enforceable netting arrangements (“Netting Arrangements”) under a repurchase agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Portfolios may be delayed or limited. In addition, the Netting Arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. As of March 31, 2024, the U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statements of Assets and Liabilities, that could be netted subject to Netting Arrangements.

The following table presents the repurchase agreements, which are subject to Netting Arrangements, as well as the collateral delivered related to those repurchase agreements.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

U.S. Government Money Market	Bank of America	$ 420,000	$ (420,000)	$-

	Barclays	1,886,000	(1,886,000)	-

	Canadian Imperial Bank	550,000	(550,000)	-

	Citigroup	1,050,000	(1,050,000)	-

	Federal Reserve Bank of New York	5,677,000	(5,677,000)	-

	JPMorgan	2,400,000	(2,400,000)	-

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NOTES TO THE FINANCIAL STATEMENTS continued

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

	NatWest Markets PLC	$ 800,000	$ (800,000)	$-

	Royal Bank of Canada	450,000	(450,000)	-

	Total	$13,233,000	$(13,233,000)	$-

U.S. Government Select Money Market	Bank of America	$ 350,000	$ (350,000)	$-

	Barclays	600,000	(600,000)	-

	Citigroup	365,000	(365,000)	-

	Federal Reserve Bank of New York	985,000	(985,000)	-

	JPMorgan	550,000	(550,000)	-

	Royal Bank of Canada	150,000	(150,000)	-

	Total	$ 3,000,000	$ (3,000,000)	$-

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedules of Investments.

Additional information about netting arrangements under the Netting Arrangements can be found in Note 10.

K) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

The Funds allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class, if applicable.

L) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses arising in connection with a specific class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all funds in the Trust in proportion to each fund’s relative net assets. Expenses are recognized on an accrual basis.

M) REDEMPTION FEES The High Yield Fixed Income and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2024, were as follows:

Amounts in thousands	REDEMPTION FEES

High Yield Fixed Income	$ 3

Multi-Manager High Yield Opportunity	–*

*	Amounts round to less than $1,000.

Redemption fees for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	REDEMPTION FEES

High Yield Fixed Income	$17

The amounts described above are included in Payments for Shares Redeemed in Note 8—Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years. There were no redemption fees paid for the fiscal year ended March 31, 2023 for the Multi-Manager High Yield Opportunity Fund.

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2024

N) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Arizona Tax-Exempt	Daily	Monthly

Bond Index	Daily	Monthly

California Intermediate Tax-Exempt	Daily	Monthly

California Tax-Exempt	Daily	Monthly

Core Bond	Daily	Monthly

Fixed Income	Daily	Monthly

High Yield Fixed Income	Daily	Monthly

High Yield Municipal	Daily	Monthly

Intermediate Tax-Exempt	Daily	Monthly

Limited Term Tax-Exempt	Daily	Monthly

Limited Term U.S. Government	Daily	Monthly

Multi-Manager High Yield Opportunity	Monthly	Monthly

Short Bond	Daily	Monthly

Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly

Tax-Exempt	Daily	Monthly

Ultra-Short Fixed Income	Daily	Monthly

U.S. Government	Daily	Monthly

U.S. Government Money Market	Daily	Monthly

U.S. Government Select Money Market	Daily	Monthly

U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications primarily relate to Section 988 currency gains and losses, paydowns, distributions in excess of investment company taxable income, and differing treatment of amortization on certain callable bonds. These reclassifications have no impact on the net assets or the NAVs per share of the Funds.

At March 31, 2024, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)		ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Bond Index	$1,188		$(1,188)	$ –

Core Bond	80		(80)	–

Fixed Income	501		(501)	–

High Yield Fixed Income	3,189		(3,189)	–

Intermediate Tax-Exempt	368		–	(368)

Limited Term Tax-Exempt	12		–	(12)

Limited Term U.S. Government	2		(2)	–

Multi-Manager High Yield Opportunity	233		(233)	–

Short Bond	239		(239)	–

Tax-Advantaged Ultra-Short Fixed Income	13		(13)	–

Ultra-Short Fixed Income	1,228		(1,228)	–

U.S. Government	–	*	–*	–

U.S. Government Money Market	3		(3)	–

U.S. Government Select Money Market	3		(3)	–

*	Amount rounds to less than one thousand.

O) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income, tax-exempt income and capital gains to its shareholders.

Capital losses incurred that will be carried forward indefinitely are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

Arizona Tax-Exempt	$ 3,067	$ 4,717

Bond Index	27,439	100,233

California Intermediate Tax-Exempt	5,024	14,361

California Tax-Exempt	1,960	4,156

Core Bond	14,903	10,340

Fixed Income	37,218	47,977

High Yield Fixed Income	142,308	679,929

High Yield Municipal	15,187	78,367

Intermediate Tax-Exempt	47,773	75,911

Limited Term Tax-Exempt	9,256	9,494

Limited Term U.S. Government	5,424	1,995

Multi-Manager High Yield Opportunity	1,898	63,664

Short Bond	3,724	23,617

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

Tax-Advantaged Ultra-Short Fixed Income	$ 19,377	$ 13,175

Tax-Exempt	50,975	76,168

Ultra-Short Fixed Income	12,566	15,428

U.S. Government	4,893	572

U.S. Government Select Money Market	–	9

U.S. Treasury Index	519	3,196

At March 31, 2024, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Arizona Tax-Exempt	$ 28	$ –	$ –	$ (5,433)

Bond Index	–	1,294	–	(214,128)

California Intermediate Tax-Exempt	75	–	–	(16,360)

California Tax-Exempt	63	–	–	(6,830)

Core Bond	–	23	–	(6,137)

Fixed Income	–	173	–	(22,523)

High Yield Fixed Income	–	4,224	–	(172,579)

High Yield Municipal	472	–	–	(41,591)

Intermediate Tax-Exempt	–	–	–	(63,186)

Limited Term Tax-Exempt	–	–	–	(9,894)

Limited Term U.S. Government	–	14	–	(855)

Multi-Manager High Yield Opportunity	–	518	–	(4,205)

Short Bond	–	71	–	(3,759)

Tax-Advantaged Ultra-Short Fixed Income	1,159	–	–	(10,066)

Tax-Exempt	147	–	–	(47,577)

Ultra-Short Fixed Income	–	1,810	–	(5,842)

U.S. Government	–	36	–	(676)

U.S. Government Money Market	–	85,508	12	–

U.S. Government Select Money Market	–	18,117	–	–

U.S. Treasury Index	–	31	–	(7,915)

*	Ordinary income includes taxable market discount income and
short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2024, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$ 2,250	$ 56	$ –

Bond Index	–	77,954	–

California Intermediate Tax-Exempt	6,323	550	–

California Tax-Exempt	4,488	322	–

Core Bond	–	3,861	–

Fixed Income	–	16,012	–

High Yield Fixed Income	–	181,396	–

High Yield Municipal	14,568	1,128	–

Intermediate Tax-Exempt	38,364	1,704	–

Limited Term Tax-Exempt	9,997	464	–

Limited Term U.S. Government	–	1,220	–

Multi-Manager High Yield Opportunity	–	16,135	–

Short Bond	–	10,053	–

Tax-Advantaged Ultra-Short Fixed Income	43,583	25,986	–

Tax-Exempt	26,019	918	–

Ultra-Short Fixed Income	–	86,232	–

U.S. Government	–	1,085	–

U.S. Government Money Market	–	973,889	–	**

U.S. Government Select Money

Market	–	192,072	–	**

U.S. Treasury Index	–	1,890	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

**	Amount rounds to less than one thousand.

The tax character of distributions paid during the fiscal year ended March 31, 2023, was as follows:

	DISTRIBUTIONS FROM

Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$ 2,857	$ 63	$–

Bond Index	–	60,053	–

California Intermediate Tax-Exempt	8,199	264	–

California Tax-Exempt	4,390	151	–

Core Bond	–	4,214	–

Fixed Income	–	18,411	–

High Yield Fixed Income	–	216,986	–

High Yield Municipal	23,481	465	–

Intermediate Tax-Exempt	50,999	1,202	–

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2024

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Limited Term Tax-Exempt	$ 9,809	$ 353	$–

Limited Term U.S. Government	–	1,126	–

Multi-Manager High Yield Opportunity	–	11,421	–

Short Bond	–	7,357	–

Tax-Advantaged Ultra-Short Fixed Income	25,115	19,456	–

Tax-Exempt	35,509	534	–

Ultra-Short Fixed Income	–	62,599	–

U.S. Government	–	1,001	–

U.S. Government Money Market	–	338,661	–

U.S. Government Select Money

Market	–	65,084	–

U.S. Treasury Index	–	1,476	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2024, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense and Other expenses, respectively, on the Statements of Operations.

P) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

On a daily basis a Fund may hold a cash surplus. Maintaining cash positions may also subject the Funds to additional risks, such as increased counterparty risk exposure to the custodian bank holding the assets held in cash.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2024.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2024.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 14, 2022, which is administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if Adjusted Term Secured Overnight Financing Rate (SOFR) (but in no event less than 0 percent) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent per annum. In addition, there is an annual commitment fee of 0.15 percent on the average undrawn portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations, and on maturity or termination of the Credit Facility. The Credit Facility expired on November 13, 2023.

At a meeting held on August 17, 2023, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is a $220,000,000 senior unsecured revolving credit facility and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility and the annual commitment fee are the same as they were for the Credit Facility. The New Credit Facility went into effect on November 13, 2023 and will expire on November 11, 2024, unless renewed.

During the fiscal year ended March 31, 2024, the following Fund had borrowings with the average loan amounts on days the Fund had borrowings and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

High Yield Municipal	$500	6.07%

No other Funds had any borrowings or incurred any interest expense for the fiscal year ended March 31, 2024. There were no outstanding loan amounts at March 31, 2024.

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FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory services, administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

With respect to the Limited Term U.S. Government, Fixed Income, U.S. Government and Short Bond Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding (i) acquired fund fees and expenses, except for acquired fund fees and expenses arising from the Fund’s investment in other non-money market mutual funds or exchange-traded funds managed by NTI; (ii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class. Further with respect to these Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class in an amount equal to the acquired fund fees and expenses arising from the Fund’s investment in other non-money market mutual funds or exchange-traded funds managed by NTI. The reimbursement will not apply to those Funds that do not charge an advisory fee as a result of contractual or voluntary fee waivers.

With respect to the Bond Index Fund, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses, including any acquired fund fees and expenses, of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding extraordinary expenses. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

For all other Funds, NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund or Class so that after such reimbursement the total annual fund operating expenses of the Fund or Class expressed as a percentage of average daily net assets shall not exceed the corresponding amount set forth below, excluding (i) acquired fund fees and expenses (except as further described below); (ii) the compensation paid to each Trustee of the Trust that is not an “interested person” (as defined in the 1940 Act); (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest. NTI shall first reimburse management fees payable by the Fund or Class and then reimburse other operating expenses of the Fund or Class to the extent the amount of difference between the respective Fund’s or Class’s operating expenses and its Expense Limit exceeds the management fees payable by the Fund or Class.

NTI has contractually agreed to reimburse the management fees payable by each Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market mutual funds managed by NTI.

The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement, if any, is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations. There were no voluntary reimbursement receivables at March 31, 2024.

At March 31, 2024, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL

	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Bond Index	0.0600%	0.0749%

High Yield Fixed Income	0.5800%	0.6000%

U.S. Government Money Market	0.3300%	0.3500%

U.S. Government Select Money Market	0.3300%	0.3500%

U.S. Treasury Index	0.1300%	0.1500%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION

Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Core Bond	0.38%	0.369%	0.358%	0.40%

Fixed Income	0.43%	0.417%	0.404%	0.45%

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FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2024

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION

High Yield Municipal	0.56%	0.543%	0.527%	0.58%

Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Limited Term Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Limited Term U.S. Government	0.38%	0.369%	0.358%	0.40%

Multi-Manager High Yield Opportunity	0.65%	0.631%	0.612%	0.67%

Short Bond	0.38%	0.369%	0.358%	0.40%

Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

U.S. Government	0.38%	0.369%	0.358%	0.40%

Prior to August 1, 2023, the annual management fees and contractual expense limitations for the Fund below were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATION
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION

Multi-Manager High Yield Opportunity	0.83%	0.805%	0.781%	0.85%

The contractual reimbursement arrangements described above may not be terminated before July 31, 2024 without the approval of the Board of Trustees. The contractual reimbursement arrangements will continue automatically thereafter for periods of one-year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year.

NTI may reimburse additional expenses or waive all or a portion of the management fees for the Funds, including, from time to time to avoid a negative yield for the U.S. Government Money Market and U.S. Government Select Money Market Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. NTI did not voluntarily reimburse any Funds during the fiscal year ended March 31, 2024.

Amounts waived or reimbursed by NTI pursuant to voluntary or contractual agreements may not be recouped by NTI at any time in the future for prior fiscal years.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds.

The Multi-Manager High Yield Opportunity Fund is managed by NTI and the Sub-Advisers. In addition to selecting the overall investment strategies of the Fund, NTI oversees and monitors the selection and performance of any Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each sub-advised Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI.

As of March 31, 2024, BlackRock Investment Management, LLC, Nomura Corporate Research and Asset Management Inc. and Polen Capital Credit, LLC are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to the Sub-Advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund, except for the U.S. Government Money Market and U.S. Select Government Money Market Funds, which is computed daily and payable monthly, at an annual rate of 0.019 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain Sub-Advisers pursuant to separate agreements with such Sub-Advisers.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. During the period, the Funds (except the U.S. Government Money Market and the U.S. Government Select Money Market) have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

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NOTES TO THE FINANCIAL STATEMENTS continued

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”) and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund, excluding the U.S. Government Money Market and U.S. Government Select Money Market Funds, may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2024, the Funds, excluding the U.S. Government Money Market and U.S. Government Select Money Market Funds, held an investment in the Northern Institutional Funds U.S. Government Portfolio. The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. Prior to August 1, 2023, NTI reimbursed each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. Effective August 1, 2023, NTI reimbursed each Fund the management fees payable to the Fund in an amount equal to the net management fee NTI earned on the amount invested by the Fund in money market mutual funds managed by NTI, as described in Note 5. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2024, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

NTI may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with NTI, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. For the fiscal year ended March 31, 2024, there were no Funds that paid Northern Trust Securities, Inc., an affiliate of NTI, brokerage commissions.

During the fiscal year ended March 31, 2024, there were no Funds that received reimbursements from NTI in connection with settlement fees pursuant to the European Union’s Central Securities Depositories Regulation. These amounts, if any, are included in Interest income on the Funds’ Statements of Operations.

Certain uninvested cash balances of U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may receive a return from Northern Trust based on a market return it receives less an administrative fee. These amounts, if any, are shown on the Funds’ Statements of Operations as Income from affiliates.

Certain uninvested foreign currency balances of the Funds may pay/receive a return to/from Northern Trust based on a market return it pays/receives less an administrative fee. For the fiscal year ended March 31, 2024, the High Yield Fixed Income Fund received an amount from Northern Trust of approximately $4,000 and the Multi-Manager High Yield Opportunity Fund received an amount from Northern Trust of less than $1,000. These amounts are included in Interest income on the Funds’ Statements of Operations.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2024, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Arizona Tax-Exempt	$ –	$3,672	$ –	$15,122

Bond Index	1,048,837	216,020	891,093	163,957

FIXED INCOME AND MONEY MARKET FUNDS  360  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2024

	PURCHASES		SALES

Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

California Intermediate Tax-Exempt	$ 2,988	$ 31,966	$ –	$ 55,158

California Tax-Exempt	–	29,342	–	40,680

Core Bond	55,831	20,276	73,039	25,031

Fixed Income	237,157	86,417	328,784	124,354

High Yield Fixed Income	–	866,717	–	1,100,817

High Yield Municipal	–	45,990	–	131,795

Intermediate Tax-Exempt	21,310	219,552	–	498,371

Limited Term Tax-Exempt	1,684	74,178	–	169,520

Limited Term U.S. Government	19,298	–	43,330	–

Multi-Manager High Yield Opportunity	–	87,582	–	115,664

Short Bond	181,427	48,641	193,033	136,852

Tax-Advantaged Ultra-Short Fixed Income	19,907	804,762	–	695,987

Tax-Exempt	13,097	217,865	–	276,832

Ultra-Short Fixed Income	104,944	300,151	99,260	1,096,235

U.S. Government	21,661	–	43,903	–

U.S. Treasury Index	17,965	–	26,033	–

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2024, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Arizona Tax-Exempt	$ 285	$ (5,718)	$ (5,433)	$ 68,407

Bond Index	8,096	(222,224)	(214,128)	2,570,843

California Intermediate Tax-Exempt	529	(16,889)	(16,360)	263,237

California Tax-Exempt	3,337	(10,167)	(6,830)	155,950

Core Bond	523	(6,660)	(6,137)	98,347

Fixed Income	2,338	(24,861)	(22,523)	373,160

High Yield Fixed Income	41,008	(213,583)	(172,575)	2,816,714

High Yield Municipal	1,746	(43,337)	(41,591)	378,716

Intermediate Tax-Exempt	7,339	(70,525)	(63,186)	1,311,507

Limited Term Tax-Exempt	1,624	(11,518)	(9,894)	440,336

Limited Term U.S. Government	6	(861)	(855)	30,160

Multi-Manager High Yield Opportunity	7,294	(11,499)	(4,205)	193,523

Short Bond	275	(4,034)	(3,759)	279,941

Tax-Advantaged Ultra-Short Fixed Income	3,013	(13,079)	(10,066)	2,510,883

Tax-Exempt	1,780	(49,357)	(47,577)	795,936

Ultra-Short Fixed Income	2,941	(8,783)	(5,842)	1,625,919

U.S. Government	60	(736)	(676)	25,209

U.S. Government Money Market	–	–	–	20,174,865

U.S. Government Select Money Market	–	–	–	4,439,178

U.S. Treasury Index	86	(8,001)	(7,915)	78,714

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares class for the fiscal year ended March 31, 2024, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	1,551	$ 14,653	150	$ 1,432	(3,129)	$ (29,597)	(1,428)	$ (13,512)

Bond Index	89,398	813,267	1,687	15,289	(67,526)	(612,372)	23,559	216,184

NORTHERN FUNDS ANNUAL REPORT  361  FIXED INCOME AND MONEY MARKET FUNDS

FIXED INCOME AND MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

California Intermediate Tax-Exempt	6,983	$ 68,231	116	$ 1,128	(9,453)	$ (91,668)	(2,354)	$ (22,309)

California Tax-Exempt	3,907	40,218	147	1,521	(5,188)	(53,743)	(1,134)	(12,004)

Core Bond	528	4,657	147	1,289	(2,718)	(23,850)	(2,043)	(17,904)

Fixed Income	1,150	10,102	710	6,231	(16,061)	(141,265)	(14,201)	(124,932)

High Yield Fixed Income	101,894	593,795	3,514	20,375	(153,833)	(893,101)	(48,425)	(278,931)

High Yield Municipal	19,436	141,488	281	2,030	(26,290)	(189,357)	(6,573)	(45,839)

Intermediate Tax-Exempt	34,905	338,691	470	4,559	(62,420)	(605,129)	(27,045)	(261,879)

Limited Term Tax-Exempt	7,868	77,437	171	1,678	(20,662)	(203,171)	(12,623)	(124,056)

Limited Term U.S. Government	52	478	28	259	(2,751)	(25,361)	(2,671)	(24,624)

Multi-Manager High Yield Opportunity	4,240	34,965	500	4,094	(8,404)	(69,302)	(3,664)	(30,243)

Short Bond	1,194	21,393	210	3,759	(5,256)	(94,119)	(3,852)	(68,967)

Tax-Advantaged Ultra-Short Fixed Income	90,289	909,786	984	9,908	(81,852)	(823,767)	9,421	95,927

Tax-Exempt	38,837	367,114	587	5,562	(42,228)	(400,660)	(2,804)	(27,984)

Ultra-Short Fixed Income	20,523	207,658	3,925	39,817	(105,512)	(1,069,209)	(81,064)	(821,734)

U.S. Government	268	2,353	71	617	(3,017)	(25,953)	(2,678)	(22,983)

U.S. Government Money Market	87,142,759	87,142,759	118,731	118,731	(85,411,552)	(85,411,552)	1,849,938	1,849,938

U.S. Government Select Money Market	19,425,602	19,425,602	25,322	25,322	(18,497,872)	(18,497,872)	953,052	953,052

U.S. Treasury Index	738	14,032	99	1,884	(1,264)	(23,969)	(427)	(8,053)

Transactions in Shares class for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	2,718	$ 26,442	166	$ 1,604	(8,943)	$(86,681)	(6,059)	$(58,635)

Bond Index	65,462	617,405	1,123	10,488	(99,064)	(930,080)	(32,479)	(302,187)

California Intermediate Tax-Exempt	11,463	112,322	159	1,550	(31,492)	(306,913)	(19,870)	(193,041)

California Tax-Exempt	7,310	75,845	139	1,442	(10,339)	(107,165)	(2,890)	(29,878)

Core Bond	2,317	20,723	119	1,082	(9,314)	(84,898)	(6,878)	(63,093)

Fixed Income	21,000	189,506	625	5,650	(39,057)	(355,197)	(17,432)	(160,041)

High Yield Fixed Income	237,153	1,374,742	4,011	23,142	(353,138)	(2,036,197)	(111,974)	(638,313)

High Yield Municipal	41,174	313,462	390	2,920	(82,302)	(615,686)	(40,738)	(299,304)

Intermediate Tax-Exempt	79,732	776,959	618	6,013	(189,134)	(1,842,900)	(108,784)	(1,059,928)

Limited Term Tax-Exempt	39,207	383,789	167	1,643	(56,420)	(554,498)	(17,046)	(169,066)

Limited Term U.S. Government	2,455	22,826	23	213	(1,634)	(15,171)	844	7,868

Multi-Manager High Yield Opportunity	18,738	154,529	360	2,960	(12,910)	(106,745)	6,188	50,744

Short Bond	4,682	83,930	126	2,247	(9,150)	(163,718)	(4,342)	(77,541)

Tax-Advantaged Ultra-Short Fixed Income	103,113	1,025,105	757	7,534	(265,015)	(2,636,314)	(161,145)	(1,603,675)

Tax-Exempt	43,629	422,181	652	6,251	(125,530)	(1,206,801)	(81,249)	(778,369)

Ultra-Short Fixed Income	113,250	1,132,193	2,669	26,669	(194,879)	(1,947,080)	(78,960)	(788,218)

U.S. Government	1,376	12,202	69	612	(746)	(6,578)	699	6,236

U.S. Government Money Market	88,606,747	88,606,747	30,721	30,721	(90,266,202)	(90,266,202)	(1,628,734)	(1,628,734)

U.S. Government Select Money Market	17,304,789	17,304,789	7,084	7,084	(17,529,164)	(17,529,164)	(217,291)	(217,291)

U.S. Treasury Index	846	16,711	75	1,471	(940)	(18,590)	(19)	(408)

FIXED INCOME AND MONEY MARKET FUNDS  362  NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME AND MONEY MARKET FUNDS

MARCH 31, 2024

Transactions in Siebert Williams Shank Shares for the fiscal year ended March 31, 2024, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Ultra-Short Fixed Income	–	–	132	1,257	–	–	132	1,257

Transactions in Siebert Williams Shank Shares for the fiscal year ended March 31, 2023, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Ultra-Short Fixed Income	3,005	29,994	47	469	–	(4)	3,052	30,459

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2024, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Arizona Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 2,527	$ 24,883	$ 26,531	$–	$–	$ 71	$ 879	879,453

Bond Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	47,883	475,495	495,416	–	–	1,980	27,962	27,961,726

California Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	2,633	100,098	102,197	–	–	494	534	533,950

California Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	2,746	68,818	70,413	–	–	360	1,151	1,151,469

Core Bond	Northern Institutional Funds - U.S. Government Portfolio (Shares)	3,291	45,685	43,083	–	–	135	5,893	5,893,325

Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	12,483	193,628	195,513	–	–	324	10,598	10,598,402

High Yield Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	60,479	804,942	827,826	–	–	3,184	37,595	37,595,291

High Yield Municipal	Northern Institutional Funds - U.S. Government Portfolio (Shares)	4,884	181,079	136,891	–	–	1,001	49,072	49,072,329

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$3,750	$469,615	$468,505	$–	$–	$1,654	$ 4,860	4,860,156

Limited Term Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	20,468	176,052	187,892	–	–	558	8,628	8,627,821

Limited Term U.S. Government	Northern Institutional Funds - U.S. Government Portfolio (Shares)	280	7,689	7,902	–	–	11	67	66,896

Multi-Manager High Yield Opportunity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	11,170	143,633	147,526	–	–	364	7,277	7,277,307

Short Bond	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,288	138,761	133,348	–	–	218	6,701	6,700,519

Tax-Advantaged Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	91,209	1,180,394	1,139,452	–	–	5,243	132,151	132,151,178

Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	10,292	352,325	341,310	–	–	1,017	21,307	21,307,263

Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	69,179	938,305	939,529	–	–	3,506	67,955	67,954,737

U.S. Government	Northern Institutional Funds - U.S. Government Portfolio (Shares)	2,039	7,813	9,730	–	–	23	122	121,793

U.S. Treasury Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,789	16,836	18,085	–	–	23	540	539,766

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2024:

		ASSETS		LIABILITIES

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE	STATEMENTS OF LIABILITIES LOCATION	VALUE

Core Bond	Interest rate contracts	Net Assets - Net unrealized appreciation	$ –	Net Assets - Net unrealized depreciation	$ (6	)*

Fixed Income	Interest rate contracts	Net Assets - Net unrealized appreciation	–	Net Assets - Net unrealized depreciation	(8	)*

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		ASSETS			LIABILITIES

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

High Yield Fixed Income	Interest rate contracts	Net Assets - Net unrealized appreciation	$689	*	Net Assets - Net unrealized depreciation	$ –

Multi-Manager High Yield Opportunity	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	4		Unrealized depreciation on forward foreign currency exchange contracts	–

	Credit contracts	Unrealized appreciation on credit default swap agreements	–	**,***	Unrealized depreciation on credit default swap agreements	–

Short Bond	Interest rate contracts	Net Assets - Net unrealized appreciation	–		Net Assets - Net unrealized depreciation	(43	)*

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

**

Includes cumulative appreciation/depreciation on centrally cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

***	Amount rounds to less than one thousand.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2024, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

Multi-Manager High Yield Opportunity Fund	BNP	$3	$ –	$ –	$3

	Morgan Stanley	1	–	–	1

	Total	$4	$ –	$ –	$4

The following tables set forth, by primary risk exposure, the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2024:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$263

Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	684

High Yield Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	5,901

Limited Term U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	79

Multi-Manager High Yield Opportunity	Interest rate contracts	Net realized gains (losses) on futures contracts	(208)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	9

	Credit contracts	Net realized gains (losses) on credit default swap agreements	46

Short Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	(141)

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NOTES TO THE FINANCIAL STATEMENTS continued

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	$47

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$116

Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	39

High Yield Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	689

Multi-Manager High Yield Opportunity	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	125

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4

	Credit contracts	Net change in unrealized appreciation (depreciation) on credit default swap agreements	(13)

Short Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(195)

Volume of derivative activity for the fiscal year ended March 31, 2024*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS		CREDIT CONTRACTS		INTEREST RATE CONTRACTS

	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Core Bond	–	$ –	–	$ –	–	$ –	7	$ 7,067

Fixed Income	–	–	–	–	–	–	8	9,895

High Yield Fixed Income	–	–	–	–	–	–	7	62,946

Limited Term U.S. Government	–	–	–	–	–	–	2	1,545

Multi-Manager High Yield Opportunity	13	1,503	4	754	3	400	15	583

Short Bond	–	–	–	–	–	–	9	27,834

U.S. Government	–	–	–	–	–	–	2	991

*

Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange, swaps credit rate and futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021.

Preceding the issuance of ASU 2020-04, which established ASC 848, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that it would no longer need to persuade or compel banks to submit to LIBOR after December 31, 2021. In response, the FASB established a December 31, 2022, expiration date for ASC 848.

In March 2021, the FCA announced that the intended cessation date of LIBOR in the United States would be June 30, 2023. Accordingly, ASU 2022-06 defers the expiration date of ASC 848 to December 31, 2024. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

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MARCH 31, 2024

13. FOREIGN INSTABILITY

Unexpected political, regulatory and diplomatic events and military conflicts around the world may affect investor and consumer confidence and may adversely impact global financial markets and the broader economy. Foreign conflicts have caused, and could continue to cause, significant market disruptions and volatility within specific markets and globally. The hostilities and sanctions resulting from those conflicts have, and could continue to have, a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of twenty separate portfolios of Northern Funds, comprising the Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Limited Term Tax-Exempt Fund, Limited Term U.S. Government Fund, Multi-Manager High Yield Opportunity Fund, Short Bond Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Tax-Exempt Fund, Ultra-Short Fixed Income Fund, U.S. Government Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, and U.S. Treasury Index Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 28, 2024

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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TAX INFORMATION	MARCH 31, 2024 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2023, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

U.S. Government Money Market	$0.000000593

U.S. Government Select Money Market	0.000000014

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2024 for the following Fund qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Multi-Manager High Yield Opportunity	10.52%

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2024, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund - 97.58%, California Intermediate Tax-Exempt Fund - 92.00%, California Tax-Exempt Fund - 93.30%, High Yield Municipal Fund - 92.82%, Intermediate Tax-Exempt Fund - 95.75%, Limited Term Tax-Exempt Fund - 95.56%, Tax-Advantaged Ultra-Short Fixed Income Fund - 62.65%, Tax Exempt Fund - 96.59%.

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid by the following Fund during the fiscal year ended March 31, 2024, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates:

QDI PERCENTAGE

Multi-Manager High Yield Opportunity	10.54%

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LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2024 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Management Committee (the “Committee”).

At a meeting held on November 15, 2023, the Board received and reviewed the annual written report of the Committee, on behalf of NTI, (the “Report”) concerning the operation of the Program for the period from October 1, 2022 to September 30, 2023. The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (ii) confirmation that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that each Fund was able to meet redemption requests without signification dilution to remaining investors’ interests in the Fund; (iii) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (iv) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (v) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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FIXED INCOME AND MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2024 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on exchanges and redemptions; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2023 through March 31, 2024.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2023 - 3/31/2024 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 354), if any, in the High Yield Fixed Income and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 360), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.47%	$1,000.00	$1,066.20	$2.43

Hypothetical (5% return before expenses)	0.47%	$1,000.00	$1,022.65	$2.38

BOND INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.07%	$1,000.00	$1,059.80	$0.36

Hypothetical (5% return before expenses)	0.07%	$1,000.00	$1,024.65	$0.35

CALIFORNIA INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.45%	$1,000.00	$1,057.40	$2.31

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.75	$2.28

CALIFORNIA TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.46%	$1,000.00	$1,069.60	$2.38

Hypothetical (5% return before expenses)	0.46%	$1,000.00	$1,022.70	$2.33

CORE BOND

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.41%	$1,000.00	$1,062.40	$2.11

Hypothetical (5% return before expenses)	0.41%	$1,000.00	$1,022.95	$2.07

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2023 through March 31, 2024, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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FUND EXPENSES (continued)

FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.45%	$1,000.00	$1,064.00	$2.32

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.75	$2.28

HIGH YIELD FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.60%	$1,000.00	$1,085.30	$3.13

Hypothetical (5% return before expenses)	0.60%	$1,000.00	$1,022.00	$3.03

HIGH YIELD MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.58%	$1,000.00	$1,094.10	$3.04

Hypothetical (5% return before expenses)	0.58%	$1,000.00	$1,022.10	$2.93

INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.45%	$1,000.00	$1,055.30	$2.31

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.75	$2.28

LIMITED TERM TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.45%	$1,000.00	$1,034.10	$2.29

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.75	$2.28

LIMITED TERM U.S. GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.43%	$1,000.00	$1,029.70	$2.18

Hypothetical (5% return before expenses)	0.43%	$1,000.00	$1,022.85	$2.17

MULTI-MANAGER HIGH YIELD OPPORTUNITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.68%	$1,000.00	$1,085.30	$3.55

Hypothetical (5% return before expenses)	0.68%	$1,000.00	$1,021.60	$3.44

SHORT BOND

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.40%	$1,000.00	$1,033.50	$2.03

Hypothetical (5% return before expenses)	0.40%	$1,000.00	$1,023.00	$2.02

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.25%	$1,000.00	$1,025.30	$1.27

Hypothetical (5% return before expenses)	0.25%	$1,000.00	$1,023.75	$1.26

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.45%	$1,000.00	$1,065.70	$2.32

Hypothetical (5% return before expenses)	0.45%	$1,000.00	$1,022.75	$2.28

ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.25%	$1,000.00	$1,034.90	$1.27

Hypothetical (5% return before expenses)	0.25%	$1,000.00	$1,023.75	$1.26

Siebert Williams Shank Shares

Actual	0.25%	$1,000.00	$1,034.90	$1.27

Hypothetical (5% return before expenses)	0.25%	$1,000.00	$1,023.75	$1.26

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MARCH 31, 2024 (UNAUDITED)

  U.S. GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.44%	$1,000.00	$1,037.00	$2.24

Hypothetical (5% return before expenses)	0.44%	$1,000.00	$1,022.80	$2.23

U.S. GOVERNMENT MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.35%	$1,000.00	$1,025.60	$1.77

Hypothetical (5% return before expenses)	0.35%	$1,000.00	$1,023.25	$1.77

U.S. GOVERNMENT SELECT MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.35%	$1,000.00	$1,025.90	$1.77

Hypothetical (5% return before expenses)	0.35%	$1,000.00	$1,023.25	$1.77

U.S. TREASURY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2023	ENDING ACCOUNT VALUE 3/31/2024	EXPENSES PAID* 10/1/2023- 3/31/2024

Actual	0.16%	$1,000.00	$1,046.20	$0.82

Hypothetical (5% return before expenses)	0.16%	$1,000.00	$1,024.20	$0.81

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are equal to the Funds’ annualized expense ratio for the period October 1, 2023 through March 31, 2024, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

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TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 44 portfolios in the Northern Funds Complex—Northern Funds offers 39 portfolios and Northern Institutional Funds consists of 5 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Year of Birth: 1960 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business from 2018 to 2022; • Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Year of Birth: 1965 Trustee since 2019

•  Chief Schooling Officer since May 2020 and Head of School Management and Technology from 2016 to May 2020, Success Academy Charter Schools;

•  Member of the Board of Directors of Bank Leumi USA from 2016 to 2022;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Year of Birth: 1949 Trustee since 2013

•  Member of the State of Wisconsin Investment Board from 2015 to 2021;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Year of Birth: 1958 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The Nasdaq Stock Market LLC, Nasdaq PHLX LLC, Nasdaq ISE, LLC, Nasdaq MRX, LLC, Nasdaq GEMX, LLC and Nasdaq BX, Inc. since 2015;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Year of Birth: 1956 Trustee since 2017

•  Professor of Instruction, University of Texas, McCombs School of Business since 2017;

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) from June 2019 to August 2023;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

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MARCH 31, 2024 (UNAUDITED)

Cynthia R. Plouché Year of Birth: 1957 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

MassMutual complex (110 portfolios in five investment companies)

Mary Jacobs Skinner, Esq. Year of Birth: 1957 Trustee since 2000

•  Executive Committee Member and Chair, Policy and Advocacy Council, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Executive Committee Member and Director, Boca Grande Clinic, since 2019;

•  Member, Law Board, Northwestern Pritzker School of Law, since 2019;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, YEAR OF BIRTH, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Year of Birth: 1965 Trustee since 2019

•  Senior Advisor, Registered Funds, at Northern Trust Investments, Inc. since 2023;

•  Director and Executive Vice President at Northern Trust Investments, Inc. since 2018;

•  Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. from 2018 to 2023;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017 (including Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016);

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013 (including Barclay Global Investors, acquired by BlackRock in 2009).

• FlexShares Trust (registered investment company—30 portfolios)

(1) Each Trustee may be contacted by writing to the Trustee, c/o the Secretary of the Trust, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603.

(2) Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. For Trustees who joined the Board prior to July 1, 2016, the 15 year service limit is measured from July 1, 2016.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4) An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Year of Birth: 1958 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President and Principal Executive Officer since 2017	Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of Northern Institutional Funds and FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014.

Stephen V. Sivillo Year of Birth: 1971 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2023	Senior Vice President of Northern Trust Investments, Inc. since June 2023; Chief Compliance Officer and Controller of ABR Dynamic Funds, LLC from 2018 to June 2023.

Darlene Chappell Year of Birth: 1963 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC from 2019 to 2023; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019.

Randal E. Rein Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Principal Financial Officer, Principal Accounting Officer and Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011.

Michael J. Pryszcz(2) Year of Birth: 1967 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

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MARCH 31, 2024 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Year of Birth: 1970 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016.

John P. Gennovario Year of Birth: 1960 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018.

Craig R. Carberry, Esq. Year of Birth: 1960 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since 2019	Senior Trust Officer since June 2021, Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Legal Officer since May 2022 and Secretary of Northern Trust Securities, Inc. since October 2020; Chief Legal Officer and Secretary of Belvedere Advisors LLC from 2019 to 2023; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC from 2015 to April 2022; Deputy General Counsel of Northern Trust Corporation since August 2020; Deputy General Counsel and Senior Vice President at The Northern Trust Company since August 2020 and 2015, respectively (previously, Associate General Counsel from 2015 to 2021); Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Chief Legal Officer and Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Chief Legal Officer of FlexShares Trust and Northern Institutional Funds since 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010 to 2018; and Secretary of FlexShares Trust from 2011 to 2018.

Jose J. Del Real, Esq. Year of Birth: 1977 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Assistant Secretary of Northern Trust Investments, Inc. since 2016; Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; and Secretary of FlexShares Trust since 2018.

Jennifer A. Craig Year of Birth: 1973 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2022	Secretary, Boston Trust Walden Funds since October 2023; Vice President of the Northern Trust Company since September 2021; Assistant Vice President, Paralegal Manager of SS&C/ALPS Fund Services, Inc. from 2007 to 2021.

Monette R. Nickels Year of Birth: 1971 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2022	Senior Vice President, Head of Fund Tax Services of the Northern Trust Company since 2021; Accounting Manager of Complete Financial Ops, Inc. from 2017 to 2021.

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TRUSTEES AND OFFICERS continued	MARCH 31, 2024 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, YEAR OF BIRTH, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Jamie E. Ulrich Year of Birth: 1975 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2023	Vice President of Financial Reporting of The Northern Trust Company since 2013.

(1) Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

(2) Effective May 15, 2024, Michael J. Pryszcz resigned and effective May 16, 2024, the Board of Trustees approved the appointment of Michael L. Brainerd, Jr. as Assistant Treasurer of the Trust.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Each of the Funds, except the U.S. Government Money Market and U.S. Government Select Money Market Funds, files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s web site at sec.gov.

The U.S. Government Money Market and U.S. Government Select Money Market Funds file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and post their complete schedules of portfolio holdings on the Northern Funds’ web site at northerntrust.com as of the last business day of each month for the previous six months. The U.S. Government Money Market and U.S. Government Select Money Market Funds’ Forms N-MFP are available electronically on the SEC’s web site at sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME AND MONEY MARKET FUNDS  380  NORTHERN FUNDS ANNUAL REPORT

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FIX & MMF ANR (5/24)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The registrant has not amended its Code of Ethics during the period covered by this report. The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. David R. Martin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees for the fiscal year ended March 31, 2024 were billed by the principal accountant related to the registrant. The principal accountant billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2024 and March 31, 2023, respectively, as follows:

	2024					2023
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$823,485		$0	$4,562,752	(3)	$840,500		$0	$4,070,383	(3)
(b) Audit-Related Fees	$168,000	(1)	$0	$22,460	(1)	$166,870	(1)	$0	$0
(c) Tax Fees	$151,700	(2)	$0	$2,484,232	(4)	$144,525	(2)	$0	$2,212,418	(4)
(d) All Other Fees	$0		$0	$2,066,930	(5)	$0		$0	$3,137,125	(5)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review and RIC tax return review.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(5)	Amounts relate to enterprise risk and remediation management related services provided to The Northern Trust Company.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by the principal accountant for the fiscal years ended March 31, 2024 and March 31, 2023, respectively, are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by the principal accountant other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the Northern Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006, as amended, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by the principal accountant for services rendered to the registrant and service affiliates for the last two fiscal years were $4,702,862 and $5,494,068 for 2024 and 2023, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on June 5, 2020 (Accession Number 0001193125-20-161887).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not Applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant during the reporting period.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 5, 2024

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 5, 2024